UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

REYNOLDS AMERICAN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Disclaimer Important ACCESS TO THIS WEBSITE MAY BE RESTRICTED UNDER SECURITIES LAWS OR REGULATIONS IN CERTAIN JURISDICTIONS OUTSIDE OF THE UNITED STATES AND THE UNITED KINGDOM. THIS NOTICE REQUIRES YOU TO CONFIRM CERTAIN MATTERS (INCLUDING THAT YOU ARE NOT A RESIDENT OF SUCH A JURISDICTION), BEFORE YOU MAY OBTAIN ACCESS TO THE INFORMATION ON THIS WEBSITE. THESE MATERIALS ARE NOT DIRECTED AT OR TO BE ACCESSED BY PERSONS WHO ARE RESIDENTS OF ANY JURISDICTION OUTSIDE OF THE UNITED STATES OR THE UNITED KINGDOM WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION. In connection with the proposed merger of British American Tobacco p.I.c. (UBAT’:) and Reynolds American Inc. (‘Reynolds’) (the “Proposed Transaction”), you acknowledge the following: Access to this website You are attempting to enter a website that is designated for the publication of documents and information in connection with the Proposed Transaction. If you would like to access this website, please read this notice carefully. This notice applies to all persons who view this website and, depending on where you are located, may affect your rights or responsibilities. BAT and Reynolds reserve the right to amend or update this notice at any time and you should, therefore, read it in full each time you visit the site. In addition, the contents of this website may be amended at any time, in whole or in part, at the sole discretion of BAT or Reynolds. By clicking “Agree”, I acknowledge and agree to the terms and/or the other statements set forth above. Agree

Disclaimer time and you should, therefore, read it in full each time you visit the site. In addition, the contents of this website may be amended at any time, in A whole or in part, at the sole discretion of BAT or Reynolds. This website contains electronic versions of materials relating to the Proposed Transaction. The materials you are seeking to access are made available for information purposes only and are subject to the terms and conditions set out below. Any person seeking to access this website represents and warrants to BAT and Reynolds that they are doing so for information purposes only. To allow you to view information about the Proposed Transaction, you must read this notice and then click “AGREE”. If you are unable to agree, you should not click “AGREE” and you will not be able to view information about the Proposed Transaction. If you are in any doubt about the contents of this website or the action you should take, you are recommended to seek your own personal financial, legal or tax advice from your stockbroker, bank manager, solicitor, accountant or other financial adviser authorised under the Financial Services and Markets Act 2000 (as amended) or, if you are located outside the United Kingdom, from an appropriately authorized independent financial adviser. Jurisdictions Outside of the United States and the United Kingdom Viewing the materials you are seeking to access may be restricted under securities laws in certain jurisdictions outside of the United States and the United Kingdom. These materials are not directed at or accessible by persons resident in any jurisdiction outside of the United States or the United Kingdom if to do so would constitute a violation of the relevant laws or regulations of that jurisdiction. Residents of the United States and the United Kingdom are not restricted from accessing this website, subject to the review and agreement with this notice. YOU SHOULD NOT DOWNLOAD, MAIL, FORWARD, DISTRIBUTE, SEND OR SHARE THE INFORMATION OR DOCUMENTS CONTAINED ON THIS WEBSITE TO OR WITH ANY PERSON. IN PARTICULAR, YOU SHOULD NOT MAIL, FORWARD, DISTRIBUTE OR SEND THE INFORMATION OR DOCUMENTS CONTAINED THEREIN TO ANY JURISDICTION WHERE IT WOULD BE UNLAWFUL TO DO SO. Agree By clicking “Agree”, I acknowledge and agree to the terms and/or the other statements set forth above.

Disclaimer It is your responsibility to satisfy’ yourself as to the full observance of any relevant laws and regulatory requirements outside the United States and the United Kingdom. Any failure to do so may constitute a violation of the applicable laws and regulations. If you are in any doubt, you should not continue to seek to access this website. To the fullest extent permitted by applicable law, BAT and Reynolds disclaim any responsibility or liability for any such violations. Forward looking statements Certain statements in this website and the materials posted on this website, including any statements regarding the Proposed Transaction, the expected timetable for completing the Proposed Transaction, the benefits and synergies of the Proposed Transaction, future opportunities for the combined company and any other statements regarding BAT’s, Reynolds’s or the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the United States Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “could,” “may,” “would,” “should,” “intend,” “plan,” “potential,” “predict,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual future financial condition, performance and results to differ materially from the plans, goals, expectations and results expressed in the forward-looking statements and other financial and/or statistical data. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are uncertainties related to the following: whether the conditions to the Proposed Transaction will be satisfied and the Proposed Transaction will be completed on the anticipated timeframe, or at all; the failure to realize contemplated synergies and other benefits from the Proposed Transaction; the incurrence of significant costs and the availability and cost of financing in connection with the Proposed Transaction; the effect of the announcement of the Proposed Transaction, and related uncertainties as to whether the Proposed Transaction will be completed, on BAT’s, Reynolds’s or the combined company’s ability to retain customers, retain and hire key personnel and maintain relationships with suppliers and on their operating results and businesses generally; the ability to maintain credit ratings; changes in the tobacco industry and stock market trading conditions; changes or differences in domestic or international economic or political conditions; changes in tax laws and rates; the impact of adverse legislation and regulation; the ability to develop, produce or market new alternative products profitably; the ability to effectively implement v strategic initiatives and actions taken to increase sales growth; the ability to enhance cash generation and pay dividends; adverse litigation and Agree By clicking ‘Agree1,1 acknowledge and agree to the terms and/or the other statements set forth above.

Disclaimer dispute outcomes; and changes in the market position, businesses, financial condition, results of operations or prospects of BAT, Reynolds or the combined company. Additional information concerning these and other factors can be found in Reynolds’s filings with the U.S. Securities and Exchange Commission (“SEC”), including Reynolds’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which may be obtained free of charge at the SEC’s website, http://www.sec.gov, and BAT’s Annual Reports, which may be obtained free of charge from BAT’s website www.bat.com. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and Reynolds and BAT undertake no obligation to update or revise publicly any forward-looking statements or other data or statements contained within this website, whether as a result of new information, future events or otherwise. Additional information and where to find it This website and the materials posted on this website are neither solicitations of a proxy nor substitutes for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Transaction. Any solicitation will only be made through materials filed with the SEC. Nonetheless, this website or the materials posted on this website may be deemed to be solicitation material in respect of the Proposed Transaction by BAT or Reynolds. BAT and Reynolds have filed relevant materials with the SEC, including a registration statement on Form F-4 that includes a proxy statement of Reynolds that also constitutes a prospectus of BAT. On June 14, 2017, the SEC declared the registration statement effective. Reynolds commenced mailing the definitive proxy statement/prospectus to holders of Reynolds common stock on or about June 14, 2017. Investors and security holders are urged to read the definitive proxy statement/prospectus, which was also filed with the SEC on June 14, 2017, together with all other relevant documents filed with the SEC, because they contain important information about the Proposed Transaction. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov or for free from BAT upon request to BAT at batir@bat.com / +44 (0) 20 7845 1000 (for documents filed with the SEC by BAT) or from Reynolds at raiinvestorrelations@reynoldsamerican.com / +1 (336) 741-5165 (for documents filed with the SEC by Reynolds). Agree By clicking “Agree”, I acknowledge and agree to the terms and/or the other statements set forth above.

Disclaimer Participants in solicitation This website and the materials posted on this website are neither solicitations of a proxy nor substitutes for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Transaction. Nonetheless, BAT, Reynolds and their affiliates and each of their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Reynolds common stock with respect to the Proposed Transaction. Information about such parties and a description of their interests are set forth in BAT’s 2016 Annual Report, which may be obtained free of charge from BAT’s website www.bat.com and Reynolds’s annual report for the year ended December 31, 2016, which was filed on Form 10-K with the SEC on February 9, 2017, Reynolds’s Form 10-K/A, which was filed with the SEC on March 20, 2017 and Reynolds’s definitive proxy statement/prospectus, which was filed with the SEC on June 14, 2017 (such filings by Reynolds, collectively, “Reynolds SEC filings”). To the extent holdings of Reynolds securities by such parties have changed since the amounts contained in the Reynolds SEC Filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interest of such parties is also included in the materials that BAT and Reynolds have filed with the SEC in connection with the Proposed Transaction. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov or from BAT and Reynolds using the contact information above. Non-solicitation This website and the materials posted on this website shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This website and the materials posted on this website should not be construed as, investment advice and is not intended to form the basis of any investment decision, nor does it form the basis of any contract for acquisition or investment in any member of the Group, financial promotion or any offer, invitation or recommendation in relation to any acquisition of, or investment in, any member of the Group. Agree By clicking “Agree”, I acknowledge and agree to the terms and/or the other statements set forth above.

Disclaimer in BAT’s 2016 Annual Report, which may be obtained free of charge from BAT’s website www.bat.com and Reynolds’s annual report for the year A ended December 31, 2016, which was filed on Form 10-K with the SEC on February 9: 2017, Reynolds’s Form 10-K/A, which was filed with the SEC on March 20, 2017 and Reynolds’s definitive proxy statement/prospectus, wfiich was filed with the SEC on June 14, 2017 (such filings by Reynolds, collectively, ‘Reynolds SEC filings”). To the extent holdings of Reynolds securities by such parties have changed since the amounts contained in the Reynolds SEC Filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interest of such parties is also included in the materials that BAT and Reynolds have filed with the SEC in connection with the Proposed Transaction. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov or from BAT and Reynolds using the contact information above. Non-solicitation This website and the materials posted on this website shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This website and the materials posted on this website should not be construed as, investment advice and is not intended to form the basis of any investment decision, nor does it form the basis of any contract for acquisition or investment in any member of the Group, financial promotion or any offer, invitation or recommendation in relation to any acquisition of, or investment in, any member of the Group. Non-GAAP financial measures This website and the materials posted on this website contain non-GAAP financial measures. Non-GAAP financial measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with GAAP. Agree By clicking “Agree”, I acknowledge and agree to the terms and/or the other statements set forth above.

Press Releases June 14, 2017 PUBLICATION OF CIRCULAR AND PROSPECTUS IN CONNECTION WITH THE PROPOSED ACQUISITION OF REYNOLDS AMERICAN INC. June 14, 2017 REYNOLDS AMERICAN INC. ANNOUNCES NOTICE OF SPECIAL MEETING OF SHAREHOLDERS May 31, 2017 RAI POST-ACQUISITION LEADERSHIP TEAM ANNOUNCED April 5, 2017 PROPOSED BAT ACQUISITION OF RAI GAINS JAPAN ANTITRUST APPROVAL April 5, 2017 PROPOSED ACQUISITION OF REYNOLDS - BAT OBTAINS ANTITRUST APPROVAL IN JAPAN March 9, 2017 PROPOSED BAT ACQUISITION OF RAI CLEARS U.S. ANTITRUST HURDLE

March 9, 2017 PROPOSED ACQUISITION OF REYNOLDS - U.S. ANTITRUST CONDITION SATISFIED January 17, 2017 BAT ANNOUNCES AGREEMENT TO ACQUIRE REYNOLDS January 17, 2017 REYNOLDS AMERICAN ANNOUNCES ENTRY INTO MERGER AGREEMENT WITH BRITISH AMERICAN TOBACCO © 2017 BAT Announces Agreement to Acquire Reynolds American All rights reserved. Important Information

Link to BAT’s SEC EDGAR Page Link to RAI’s SEC EDGAR Page June 14, 2017 BAT UK CIRCULAR TO SHAREHOLDERS (INCLUDING THE NOTICE OF GENERAL MEETING) ^ June 14, 2017 BAT UK PROSPECTUS June 14, 2017 BAT FORM 424B3 June 14, 2017 RAI SCHEDULE 14A June 14, 2017 BAT SCHEDULE 13E-3 June 14, 2017 RAI SCHEDULE 13E-3 June 9, 2017 BAT SCHEDULE 13 D/A

June 9, 2017 RAI FORM 8-K January 17, 2017 RAI FORM 8-K January 17, 2017 BAT SCHEDULE 13D/A October 21, 2016 BAT SCHEDULE 13D/A September 16, 2016 BAT SCHEDULE 13D/A July 26, 2016 BAT SCHEDULE 13D/A June 19, 2015 BAT SCHEDULE 13D © 2017 BAT Announces Agreement to Acquire Reynolds American All rights reserved. Important Information

Important

ACCESS TO THIS WEBSITE MAY BE RESTRICTED UNDER SECURITIES LAWS OR REGULATIONS IN CERTAIN JURISDICTIONS OUTSIDE OF THE UNITED STATES AND THE UNITED KINGDOM. THIS NOTICE REQUIRES YOU TO CONFIRM CERTAIN MATTERS (INCLUDING THAT YOU ARE NOT A RESIDENT OF SUCH A JURISDICTION), BEFORE YOU MAY OBTAIN ACCESS TO THE INFORMATION ON THIS WEBSITE. THESE MATERIALS ARE NOT DIRECTED AT OR TO BE ACCESSED BY PERSONS WHO ARE RESIDENTS OF ANY JURISDICTION OUTSIDE OF THE UNITED STATES OR THE UNITED KINGDOM WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

In connection with the proposed merger of British American Tobacco p.l.c. (“BAT”) and Reynolds American Inc. (“Reynolds”) (the “Proposed Transaction”), you acknowledge the following:

Access to this website

You are attempting to enter a website that is designated for the publication of documents and information in connection with the Proposed Transaction.

If you would like to access this website, please read this notice carefully. This notice applies to all persons who view this website and, depending on where you are located, may affect your rights or responsibilities. BAT and Reynolds reserve the right to amend or update this notice at any time and you should, therefore, read it in full each time you visit the site. In addition, the contents of this website may be amended at any time, in whole or in part, at the sole discretion of BAT or Reynolds.

This website contains electronic versions of materials relating to the Proposed Transaction. The materials you are seeking to access are made available for information purposes only and are subject to the terms and conditions set out below. Any person seeking to access this website represents and warrants to BAT and Reynolds that they are doing so for information purposes only.

To allow you to view information about the Proposed Transaction, you must read this notice and then click “AGREE”. If you are unable to agree, you should not click “AGREE” and you will not be able to view information about the Proposed Transaction.

If you are in any doubt about the contents of this website or the action you should take, you are recommended to seek your own personal financial, legal or tax advice from your stockbroker, bank manager, solicitor, accountant or other financial adviser authorised under the Financial Services and Markets Act 2000 (as amended) or, if you are located outside the United Kingdom, from an appropriately authorized independent financial adviser.

Jurisdictions Outside of the United States and the United Kingdom

Viewing the materials you are seeking to access may be restricted under securities laws in certain jurisdictions outside of the United States and the United Kingdom. These materials are not directed at or accessible by persons resident in any jurisdiction outside of the United States or the United Kingdom if to do so would constitute a violation of the relevant laws or regulations of that jurisdiction. Residents of the United States and the United Kingdom are not restricted from accessing this website, subject to the review and agreement with this notice.

YOU SHOULD NOT DOWNLOAD, MAIL, FORWARD, DISTRIBUTE, SEND OR SHARE THE INFORMATION OR DOCUMENTS CONTAINED ON THIS WEBSITE TO OR WITH ANY PERSON. IN PARTICULAR, YOU SHOULD NOT MAIL, FORWARD, DISTRIBUTE OR SEND THE INFORMATION OR DOCUMENTS CONTAINED THEREIN TO ANY JURISDICTION WHERE IT WOULD BE UNLAWFUL TO DO SO.

It is your responsibility to satisfy yourself as to the full observance of any relevant laws and regulatory requirements outside the United States and the United Kingdom. Any failure to do so may constitute a violation of the applicable laws and regulations. If you are in any doubt, you should not continue to seek to access this website. To the fullest extent permitted by applicable law, BAT and Reynolds disclaim any responsibility or liability for any such violations.

Forward looking statements

Certain statements in this website and the materials posted on this website, including any statements regarding the Proposed Transaction, the expected timetable for completing the Proposed Transaction, the benefits and synergies of the Proposed Transaction, future opportunities for the combined company and any other statements regarding BAT’s, Reynolds’s or the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the United States Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “could,” “may,” “would,” “should,” “intend,” “plan,” “potential,” “predict,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual future financial condition, performance and results to differ materially from the plans, goals, expectations and results expressed in the forward-looking statements and other financial and/or statistical data. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are uncertainties related to the following: whether the conditions to the Proposed Transaction will be satisfied and the Proposed Transaction will be completed on the anticipated timeframe, or at all; the failure to realize contemplated synergies and other benefits from the Proposed Transaction; the incurrence of significant costs and the availability and cost of financing in connection with the Proposed Transaction; the effect of the announcement of the Proposed Transaction, and related uncertainties as to whether the Proposed Transaction will be completed, on BAT’s, Reynolds’s or the combined company’s ability to retain customers, retain and hire key personnel and maintain relationships with suppliers and on their operating results and businesses generally; the ability to maintain credit ratings; changes in the tobacco industry and stock market trading conditions; changes or differences in domestic or international economic or political conditions; changes in tax laws and rates; the impact of adverse legislation and regulation; the ability to develop, produce or market new alternative products profitably; the ability to effectively implement strategic initiatives and actions taken to increase sales growth; the ability to enhance cash generation and pay dividends; adverse litigation and dispute outcomes; and changes in the market position, businesses, financial condition, results of operations or prospects of BAT, Reynolds or the combined company.

Additional information concerning these and other factors can be found in Reynolds’s filings with the U.S. Securities and Exchange Commission (“SEC”), including Reynolds’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which may be obtained free of charge at the SEC’s website, http://www.sec.gov, and BAT’s Annual Reports, which may be obtained free of charge from BAT’s website www.bat.com. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and Reynolds and BAT undertake no obligation to update or revise publicly any forward-looking statements or other data or statements contained within this website, whether as a result of new information, future events or otherwise.

Additional information and where to find it

This website and the materials posted on this website are neither solicitations of a proxy nor substitutes for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Transaction. Any solicitation will only be made through materials filed with the SEC. Nonetheless, this website or the materials posted on this website may be deemed to be solicitation material in respect of the Proposed Transaction by BAT or Reynolds.

BAT and Reynolds have filed relevant materials with the SEC, including a registration statement on Form F-4 that includes a proxy statement of Reynolds that also constitutes a prospectus of BAT. On June 14, 2017, the SEC declared the registration statement effective. Reynolds commenced mailing the definitive proxy statement/prospectus to holders of Reynolds common stock on or about June 14, 2017. Investors and security holders are urged to read the definitive proxy statement/prospectus, which was also filed with the SEC on June 14, 2017, together with all other relevant documents filed with the SEC, because they contain important information about the Proposed Transaction. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov or for free from BAT upon request to BAT at batir@bat.com / +44 (0) 20 7845 1000 (for documents filed with the SEC by BAT) or from Reynolds at raiinvestorrelations@reynoldsamerican.com / +1 (336) 741-5165 (for documents filed with the SEC by Reynolds).

Participants in solicitation

This website and the materials posted on this website are neither solicitations of a proxy nor substitutes for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Transaction. Nonetheless, BAT, Reynolds and their affiliates and each of their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Reynolds common stock with respect to the Proposed Transaction. Information about such parties and a description of their interests are set forth in BAT’s 2016 Annual Report, which may be obtained free of charge from BAT’s website www.bat.com and Reynolds’s annual report for the year ended December 31, 2016, which was filed on Form 10-K with the SEC on February 9, 2017, Reynolds’s Form 10-K/A, which was filed with the SEC on March 20, 2017 and Reynolds’s definitive proxy statement/prospectus, which was filed with the SEC on June 14, 2017 (such filings by Reynolds, collectively, “Reynolds SEC filings”). To the extent holdings of Reynolds securities by such parties have changed since the amounts contained in the Reynolds SEC Filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interest of such parties is also included in the materials that BAT and Reynolds have filed with the SEC in connection with the Proposed Transaction. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov or from BAT and Reynolds using the contact information above.

Non-solicitation

This website and the materials posted on this website shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This website and the materials posted on this website should not be construed as, investment advice and is not intended to form the basis of any investment decision, nor does it form the basis of any contract for acquisition or investment in any member of the Group, financial promotion or any offer, invitation or recommendation in relation to any acquisition of, or investment in, any member of the Group.

Non-GAAP financial measures

This website and the materials posted on this website contain non-GAAP financial measures. Non-GAAP financial measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with GAAP.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN OR INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

THIS ANNOUNCEMENT IS AN ADVERTISEMENT AND DOES NOT CONSTITUTE A PROSPECTUS OR PROSPECTUS EQUIVALENT DOCUMENT. INVESTORS SHOULD NOT MAKE ANY INVESTMENT DECISION IN RELATION TO THE NEW BAT SHARES BASED ON THIS ANNOUNCEMENT.

BRITISH AMERICAN TOBACCO P.L.C.

Publication of Circular and Prospectus in connection with the Proposed Acquisition of Reynolds American Inc.

British American Tobacco p.l.c. (“BAT”) is pleased to announce that the UK Listing Authority has approved a Class 1 circular (the “Circular”) and a prospectus (the “Prospectus”) (dated 14 June 2017) in relation to its recommended offer to acquire the remaining 57.8% of Reynolds American Inc. (“Reynolds”) that it does not already own (the “Proposed Acquisition”).

The Circular contains a notice convening a general meeting of BAT, which is to be held at 2.00pm on 19 July 2017 at Hilton London Bankside, 2-8 Great Suffolk Street, London SE1 0UG, United Kingdom, at which the resolution to approve the Proposed Acquisition and the authority for the Directors of BAT to allot and issue new BAT shares in connection with the Proposed Acquisition will be proposed.

The Prospectus relates to the proposed issue of new ordinary shares in connection with the Proposed Acquisition and the application for admission of new ordinary shares to the premium listing segment of the Official List and to trading on the main market for listed securities of the London Stock Exchange.

Subject to the satisfaction or waiver of the conditions as set out in the merger agreement, including approval of shareholders of both BAT and Reynolds, the expected effective date of the completion of the Proposed Acquisition is on or around 25 July 2017.

Availability of the Circular and Prospectus

Copies of the Circular will be circulated in hard copy to those BAT shareholders who have elected to receive it in that form. Other BAT shareholders will be sent notification that the Circular is available online. The Circular and the Prospectus will be made available in electronic form on BAT’s website at http://www.bat.com/reynolds and will be available for inspection at the Company’s registered office at Globe House, 4 Temple Place, London WC2R 2PG, between the hours of 9.30am and 5.30pm on any Business Day from today’s date up to and including the conclusion of the Proposed Acquisition.

The Circular, together with related forms of proxy, and the Prospectus have also been submitted to the National Storage Mechanism, where they will shortly be available for inspection at www.morningstar.co.uk/uk/NSM.

14 June 2017

ENQUIRIES

British American Tobacco Press Office

+44 (0) 20 7845 2888 (24 hours) | @BATPress

British American Tobacco Investor Relations

Mike Nightingale / Rachael Brierley / Sabina Marshman

+44 (0) 20 7845 1180 / 1519/ 1781

FTI Consulting (UK PR agency)

John Waples: +44 (0)20 3727 1515

Edward Bridges: +44 (0)20 3727 1067

David Waller: +44 (0)20 3727 1651

Sard Verbinnen & Co. (US PR agency)

US: George Sard / Jim Barron: +1 212 687 8080

UK: Michael Henson: +44 (0)20 3178 8914

Centerview Partners

UK: Nick Reid / Hadleigh Beals: +44 (0)207 409 9700

US: Blair Effron: +1 212 380 2650

Deutsche Bank

UK: Nigel Meek / James Ibbotson

Matt Hall / Jimmy Bastock (Corporate Broking)

+44 (0)207 545 8000

US: James Stynes: +1 212 250 2500

UBS

John Woolland / James Robertson

David Roberts / Alia Malik (Corporate Broking)

+44 (0)207 568 1000

NOTES TO EDITORS

About BAT

BAT is a global tobacco group with brands sold in more than 200 markets. It employs more than 50,000 people worldwide and has over 200 brands in its portfolio, with its cigarettes chosen by around one in eight of the world’s one billion smokers. BAT has market leading positions in at least 55 markets around the world. The Group generated £5 billion adjusted profit from operations in 2016.

Centerview Partners, Deutsche Bank and UBS are acting as financial advisers to BAT. Deutsche Bank and UBS are joint corporate brokers to BAT and acting as joint sponsors to BAT in relation to the transaction described in this announcement. Cravath, Swaine & Moore LLP and Herbert Smith Freehills LLP are acting for BAT as US and UK legal counsel respectively. PwC are acting as accountants and advisors to BAT on the transaction described in this announcement.

Centerview Partners UK LLP (“Centerview Partners”) is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Centerview Partners is acting exclusively for BAT and no one else in connection with the transaction described in this announcement. Centerview Partners will not regard any other person as its client in relation to the transaction described in this announcement and will not be responsible to any person other than BAT for providing the protections afforded to clients of Centerview Partners or for providing advice in relation to the transaction described in this announcement or any other matter referred to herein.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank) and, in the United Kingdom, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, Germany’s Federal Financial Supervisory Authority, and is subject to limited regulation in the United Kingdom by the Prudential Regulation Authority and Financial Conduct Authority. Details about the extent of its authorisation and regulation by the Prudential Regulation Authority, and regulation by the Financial Conduct Authority, are available on request or from www.db.com/en/content/eu_disclosures.htm.

Deutsche Bank AG, acting through its London branch (“DB London”), and Deutsche Bank Securities Inc. (“DBSI” and with DB London, “DB”) are acting as joint financial adviser and DB London is acting as joint corporate broker and joint sponsor to BAT. DB are acting exclusively for BAT and no one else in connection with the transaction described in this announcement. DB will not regard any other person as their client in relation to the transaction described in this announcement and will not be responsible to any person other than BAT for providing the protections afforded to clients of DB or for providing advice in relation to the transaction described in this announcement or any other matter referred to herein.

UBS Limited is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. UBS Limited is acting exclusively for BAT and no one else in connection with the transaction described in this announcement. UBS Limited will not regard any other person as its client in relation to the transaction described in this announcement and will not be responsible to any person other than BAT for providing the protections afforded to clients of UBS Limited or for providing advice in relation to the transaction described in this announcement or any other matter referred to herein.

Apart from the responsibilities and liabilities, if any, which may be imposed on it by the Financial Services and Markets Act 2000, none of Centerview Partners, DB or UBS Limited accepts any responsibility whatsoever and makes no representation or warranty, express or implied, as to the contents of this announcement, including its accuracy, fairness, sufficiency, completeness or verification or for any other statement made or purported to be made by it, or on its behalf, in connection with BAT or the transaction described in this announcement, and nothing in this announcement is, or shall be relied upon as, a promise or representation in this respect, whether as to the past or the future. Each of Centerview Partners, DB and UBS Limited accordingly disclaims to the fullest extent permitted by law all and any responsibility and liability whether arising in tort, contract or otherwise (save as referred to above) which it might otherwise have in respect of this announcement.

For further information

A copy of this announcement will be made available, subject to certain jurisdiction restrictions, on BAT’s website at BATReynolds.transactionannouncement.com. For the avoidance of doubt, the contents of this website is not incorporated into and does not form part of this announcement.

Overseas jurisdictions

The release, publication or distribution of this announcement in or into jurisdictions other than the United States or the United Kingdom may be restricted by law and therefore any persons who are subject to the law of any jurisdiction other than the United States or the United Kingdom should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the transaction disclaim any responsibility or liability for the violation of such restrictions by any person.

Copies of this announcement and formal documentation relating to the transaction will not be and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction outside of the United States and the United Kingdom where such distribution, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction. Doing so may render invalid any related purported vote in respect of the transaction.

Forward looking statements

Certain statements in this communication regarding the Proposed Acquisition, the expected timetable for completing the Proposed Acquisition, the benefits and synergies of the Proposed Acquisition, future opportunities for the combined company and any other statements regarding BAT’s, Reynolds’s or the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the United States Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “could,” “may,” “would,” “should,” “intend,” “plan,” “potential,” “predict,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual future financial condition, performance and results to differ materially from the plans, goals, expectations and results expressed in the forward-looking statements and other financial and/or statistical data within this communication. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are uncertainties related to the following: whether the conditions to the Proposed Acquisition will be satisfied and the Proposed Acquisition will be completed on the anticipated timeframe, or at all; the failure to realize contemplated synergies and other benefits from the Proposed Acquisition; the incurrence of significant costs and the availability and cost of financing in connection with the Proposed Acquisition; the effect of the announcement of the Proposed Acquisition, and related uncertainties as to whether the Proposed Acquisition will be completed, on BAT’s, Reynolds’s or the combined company’s ability to retain customers, retain and hire key personnel and maintain relationships with suppliers and on their operating results and businesses generally; the ability to maintain credit ratings; changes in the tobacco industry and stock market trading conditions; changes or differences in domestic or international economic or political conditions; changes in tax laws and rates; the impact of adverse legislation and regulation; the ability to develop, produce or market new alternative products profitably; the ability to effectively implement strategic initiatives and actions taken to increase sales growth; the ability to enhance cash generation and pay dividends; adverse litigation and dispute outcomes; and changes in the market position, businesses, financial condition, results of operations or prospects of BAT, Reynolds or the combined company.

Additional information concerning these and other factors can be found in Reynolds’s filings with the U.S. Securities and Exchange Commission (“SEC”), including Reynolds’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which may be obtained free of charge at the SEC’s website, http://www.sec.gov, and BAT’s Annual Reports, which may be obtained free of charge from BAT’s website www.BAT.com. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and BAT undertakes no obligation to update or revise publicly any forward-looking statements or other data or statements contained within this communication, whether as a result of new information, future events or otherwise.

No statement in this communication is intended to be a profit forecast and no statement in this communication should be interpreted to mean that earnings per share of BAT or Reynolds for the current or future financial years would necessarily match or exceed the historical published earnings per share of BAT or Reynolds, respectively.

Additional information and where to find it

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Acquisition. Any solicitation will only be made through materials filed with the SEC. Nonetheless, this communication may be deemed to be solicitation material in respect of the Proposed Acquisition by BAT.

BAT has filed relevant materials with the SEC, including a registration statement on Form F-4 that includes a proxy statement of Reynolds that also constitutes a prospectus of BAT. On 14 June 2017, the SEC declared the registration statement effective. Reynolds commenced mailing the definitive proxy statement/prospectus to holders of Reynolds common stock on or about 14 June 2017. Investors and security holders are urged to read the definitive proxy statement/prospectus, which was also filed with the SEC on 14 June 2017, together with all other relevant documents filed with the SEC, because they contain important information about the Proposed Acquisition. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov, or for free from BAT using the contact information above.

Participants in solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Acquisition. Nonetheless, BAT and its affiliates and each of their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Reynolds common stock with respect to the Proposed Acquisition. Information about such parties and a description of their interests are set forth in BAT’s 2016 Annual Report, which may be obtained free of charge from BAT’s website www.BAT.com and Reynolds’s annual report for the year ended 31 December 2016, which was filed on Form 10-K with the SEC on 9 February 2017, Reynolds’s Form 10-K/A, which was filed with the SEC on 20 March 2017 and Reynolds’s definitive proxy statement/prospectus, which was filed with the SEC on 14 June 2017 (such filings by Reynolds, collectively, “Reynolds SEC filings”). To the extent holdings of Reynolds securities by such parties have changed since the amounts contained in the Reynolds SEC filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interest of such parties is also included in the materials that BAT has filed with the SEC in connection with the Proposed Acquisition. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov, or from BAT using the contact information above.

Non-solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication should not be construed as, investment advice and is not intended to form the basis of any investment decision, nor does it form the basis of any contract for acquisition or investment in any member of the BAT group, financial promotion or any offer, invitation or recommendation in relation to any acquisition of, or investment in, any member of the BAT group.

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent personal financial advice immediately from your stockbroker, bank manager, solicitor, accountant, fund manager or other appropriate independent financial adviser duly authorised under the UK Financial Services and Market Act 2000 (as amended) if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser authorised under the Financial Services and Markets Act 2000, as amended (the “FSMA”) if you are resident in the United Kingdom, or, if not, from another appropriately authorised independent financial adviser.

If you have sold or otherwise transferred all of your existing ordinary shares in British American Tobacco p.l.c. (“BAT” or the “Company” and together with its subsidiary undertakings, the “BAT Group”), please send this document, together with the accompanying form of proxy (the “Proxy Form”), Proxy Form – South Africa (“PFSA”) or Voting Instruction Form, as appropriate, (other than documents or forms personalised to you) as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, these documents should not be forwarded, distributed or transmitted in, into or from any jurisdiction where to do so would violate the laws of that jurisdiction. If you have sold or otherwise transferred only part of your holdings of ordinary shares in BAT (the “BAT Shares”) you should retain these documents and contact the bank, stockbroker or other agent through whom the sale or transfer was effected.

This document should be read in conjunction with the prospectus published by BAT in relation to the Proposed Acquisition (as defined below) on or around the date of this document (the “Prospectus”) relating to the new ordinary shares (the “New BAT Shares”) to be issued pursuant to the Proposed Acquisition.

This document is not a prospectus and it does not constitute or form part of any offer or invitation to purchase, acquire, subscribe for, sell, dispose of or issue, or any solicitation of any offer to sell, dispose of, purchase or subscribe for, any securities.

BRITISH AMERICAN TOBACCO P.L.C.

(Incorporated and registered in England and Wales under the Companies Act 1985 with registered number 03407696)

Proposed Acquisition of Reynolds American Inc.

and

Notice of General Meeting

This document should be read as a whole. Your attention is drawn to the risk factors set out on pages 22 to 34 of Part II (Risk Factors) and to the letter from your Chairman which is set out on pages 8 to 21 of Part I (Letter from the Chairman) of this document and which recommends you vote in favour of the resolution to be proposed at the General Meeting referred to below.

Notice of the general meeting of BAT to be held at 2pm on 19 July 2017 at Hilton London Bankside, 2-8 Great Suffolk Street, London SE1 0UG, United Kingdom (the “General Meeting”) is set out at the end of this document (the “Notice of General Meeting”). A Proxy Form, PFSA or Voting Instruction Form, as appropriate, for use at this General Meeting is enclosed. To be valid, the Proxy Form, PFSA or Voting Instruction Form, as appropriate, should be completed, signed and returned in accordance with the instructions printed thereon and Appendix 1 of the Notice of General Meeting. Proxy Forms and PFSAs must be received (1) in the case of a BAT Shareholder on the UK Register by Computershare Investor Services PLC (the “UK Registrar”), at The Pavilions, Bridgwater Road, Bristol BS99 6ZZ, United Kingdom; or (2) in the case of a BAT Shareholder holding certificated BAT Shares on the SA Register by Computershare Investor Services Proprietary Limited (the “SA Registrar”), at Rosebank Towers, 15 Biermann Avenue, Rosebank 2196, (PO Box 61051, Marshalltown 2107), South Africa, as soon as possible but in any event must arrive not later than 48 hours before the time fixed for the start of the meeting.

This document is a circular relating to the Proposed Acquisition which has been prepared in accordance with the Listing Rules.

Holders of BAT Shares (the “BAT Shareholders”) are advised to read the Prospectus which contains information relating to the BAT Shares. The Prospectus will be available on BAT’s website.

If you have any questions about this document, the General Meeting or the completion and return of the Proxy Form or PFSA, as appropriate, please contact the UK Registrar between 8.30am and 5.30pm (UK Time) Monday to Friday (excluding public holidays) on 0800 408 0094 (from the United Kingdom), or +44 370 889 3159 (from outside the United Kingdom, international rates apply) or the SA Registrar in relation to certificated BAT Shares on the SA Register between 8am and 5pm (South Africa time) Monday to Friday (excluding public holidays) on +27 11 370 5000. Please note that calls may be monitored or recorded and the Registrars cannot provide financial, legal or tax advice on the merits of the Proposed Acquisition.

Centerview Partners UK LLP (“Centerview Partners”) is authorised and regulated by the Financial Conduct Authority (the “FCA”) in the United Kingdom. Centerview Partners is acting as joint financial adviser to the Company and no one else in connection with the Proposed Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of Centerview Partners or for providing advice in relation to the Proposed Acquisition or any other matter referred to in this document.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank (the “ECB”)) and in the United Kingdom, by the Prudential Regulatory Authority (the “PRA”). Deutsche Bank AG is subject to the supervision by the ECB and by BaFin, Germany’s Federal Financial Supervisory Authority, and is subject to limited regulation in the United Kingdom by the PRA and the FCA. Deutsche Bank AG, acting through its London Branch (“Deutsche Bank”) is acting as joint financial adviser and joint sponsor to the Company and no one else in connection with the Proposed Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of Deutsche Bank or for providing advice in relation to the Proposed Acquisition or any other matter referred to in this document.

UBS Limited (“UBS”) is authorised by the PRA and regulated by the FCA and the PRA in the United Kingdom. UBS is acting as joint financial adviser and joint sponsor to the Company and no one else in connection with the Proposed Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of UBS or for providing advice in relation to the Proposed Acquisition or any other matter referred to in this document.

Apart from the responsibilities and liabilities, if any, which may be imposed on Centerview Partners, Deutsche Bank or UBS by the FSMA or the regulatory regime established thereunder, or under the regulatory regime of any jurisdiction where the exclusion of liability under the relevant regulatory regime would be illegal, void or unenforceable, Centerview Partners, Deutsche Bank and UBS accept no responsibility whatsoever for, or make any representation or warranty, express or implied, as to the contents of this document, including its accuracy, completeness or for any other statement made or purported to be made by either of them, or on their behalf, in connection with BAT, the BAT Group, the New BAT Shares or the Proposed Acquisition. Centerview Partners, Deutsche Bank and UBS and their subsidiaries, branches and affiliates accordingly disclaim all and any duty, liability and responsibility whether arising in tort, contract or otherwise (save as referred to above) in respect of this document or any such statement or otherwise.

Persons into whose possession this document comes should inform themselves about, and observe, any applicable restrictions and legal, exchange control or regulatory requirements in relation to the distribution of this document and the Proposed Acquisition. Any failure to comply with such restrictions or requirements may constitute a violation of the securities laws of any such jurisdiction. The contents of this document should not be construed as legal, business or tax advice.

Notice to overseas shareholders

The release, publication or distribution of this document in certain jurisdictions may be restricted by law. Persons who are not resident in the United Kingdom or who are subject to other jurisdictions should inform themselves of, and should observe, any applicable requirements. Any failure to comply with these requirements may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Proposed Acquisition disclaim any responsibility or liability for the violation of such requirements by any person.

i

NOTICE TO US SHAREHOLDERS

Additional information and where to find it

This document is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that have been and may be made with the United States Securities and Exchange Commission (the “SEC”) in connection with the Proposed Acquisition. Nonetheless, BAT, and its affiliates and each of their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Reynolds American Inc. (“RAI”) common stock with respect to the Proposed Acquisition.

Information about certain of such parties and a description of their interests are set forth in BAT’s annual report for the year ended 31 December 2016, which may be obtained free of charge from BAT’s website www.bat.com and RAI’s annual report for the year ended 31 December 2016, which was filed on Form 10-K with the SEC on 9 February 2017, RAI’s Form 10-K/A, which was filed with the SEC on 20 March 2017 and RAI’s definitive proxy statement/prospectus, which was filed with the SEC on 14 June 2017 (such filings by RAI, collectively, “RAI SEC filings”). To the extent holdings of RAI securities by certain of such parties have changed since the amounts contained in the RAI SEC filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interest of such parties will also be included in the materials that BAT intends to file with the SEC in connection with the Proposed Acquisition. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov, or from BAT using the contact information above.

In connection with the Proposed Acquisition, BAT has filed relevant materials with the SEC, including a Registration Statement on Form F-4 (the “Registration Statement”) with the SEC that includes a proxy statement of RAI that also constitutes a prospectus of BAT. On 14 June 2017, the SEC declared the Registration Statement effective. RAI commenced mailing the definitive proxy statement/prospectus to holders of RAI common stock on or about 14 June 2017. Investors and security holders are urged to read the definitive proxy statement/prospectus, which was also filed with the SEC on 14 June 2017, together with all other relevant documents filed with the SEC, because they contain important information about the Proposed Acquisition. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov, or for free from BAT at batir@bat.com or +44 (0) 20 7845 1000.

This document is not a substitute for the Registration Statement or other documents that BAT may file with the SEC in connection with the Proposed Acquisition. INVESTORS AND SECURITY HOLDERS OF RAI ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BAT, RAI AND THE PROPOSED ACQUISITION.

Non-solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities under the United States federal securities laws, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

This document is dated 14 June 2017.

ii

iii

EXPECTED TIMETABLE OF EVENTS AND INDICATIVE MERGER STATISTICS

Timetable

All references to time in this document and in the expected timetable are to the time in London, United Kingdom, unless otherwise stated. Each of the times and dates in the table below are indicative only and may be subject to change.

Event	Time and Date

Announcement of the Proposed Acquisition	17 January 2017

Publication of the Prospectus	14 June 2017

Publication of the Circular	14 June 2017

Latest time and date for receipt of Proxy Forms and PFSAs	2pm (UK time) / 3pm (South Africa time) on 17 July 2017

Voting record date (UK and South Africa)	6pm (UK time) / 7pm (South Africa time) on 17 July 2017

General Meeting to approve the Proposed Acquisition	2pm (UK time) 19 July 2017

RAI Special Meeting to approve the Proposed Acquisition	9am (New York time) on 19 July 2017

Expected date of Completion	25 July 2017

Expected date New BAT Shares issued and credited to CREST	25 July 2017

Expected date of admission and commencement of dealings in New BAT ADSs on the NYSE and conversion of Existing BAT ADSs	25 July 2017

Expected date of Admission and commencement of dealings in New BAT Shares on the LSE and the JSE	26 July 2017

Merger Statistics

Number of Existing BAT Shares[1]	2,027,103,642

Number of New BAT Shares to be issued pursuant to the Proposed Acquisition	up to 435,556,670

Number of BAT Shares in issue immediately following Admission[1,2,3]	up to 2,462,660,312

New BAT Shares as a percentage of the total BAT Shares immediately following Admission[1,2,3]	17.69%

ISIN	B0002875804

SEDOL	0287580

1	Number of BAT Shares as at the Latest Practicable Date (including treasury shares in BAT (“BAT Treasury Shares”) and shares owned by employee share trusts). There are 162,645,590 BAT Treasury Shares, representing 8.72% of BAT’s share capital excluding BAT Treasury Shares, as at the Latest Practicable Date.

2	Assumes that no new BAT Shares are issued as a result of (1) the exercise of any options or (2) awards vesting under the BAT Employee Share Schemes between the Latest Practicable Date and Admission.

3	Based on the number of BAT Shares in issue as at the Latest Practicable Date and that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition.

1

PRESENTATION OF INFORMATION

1.	Forward-looking statements

Certain statements in this document regarding the Proposed Acquisition, the expected timetable for completing the Proposed Acquisition, the benefits and synergies of the Proposed Acquisition, future opportunities for the BAT Group and the RAI Group after the Proposed Acquisition has taken effect (the “Combined Group”) and any other statements regarding the BAT Group’s, the RAI Group’s or the Combined Group’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of section 21E of the Exchange Act. These statements are often, but not always, made through the use of words or phrases such as “believe”, “anticipate”, “could”, “may”, “would”, “should”, “intend”, “plan”, “potential”, “predict”, “will”, “expect”, “estimate”, “project”, “positioned”, “strategy”, “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual future financial condition, performance and results to differ materially from the plans, goals, expectations and results expressed in the forward-looking statements and other financial and/or statistical data within this document. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are uncertainties related to the following: whether the conditions to the Proposed Acquisition will be satisfied and the Proposed Acquisition will be completed on the anticipated timeframe, or at all; the failure to realise contemplated synergies and other benefits from the Proposed Acquisition; the incurrence of significant costs and the availability and cost of financing in connection with the Proposed Acquisition; the effect of the announcement of the Proposed Acquisition, and related uncertainties as to whether the Proposed Acquisition will be completed, on the BAT Group’s, the RAI Group’s or the Combined Group’s ability to retain customers, retain and hire key personnel and maintain relationships with suppliers and on their operating results and businesses generally; the ability to maintain credit ratings; changes in the tobacco industry and stock market trading conditions; changes or differences in domestic or international economic or political conditions; changes in tax laws and rates; the impact of adverse legislation and regulation; the ability to develop, produce or market new alternative products profitably; the ability to effectively implement strategic initiatives and actions taken to increase sales growth; the ability to enhance cash generation and pay dividends; adverse litigation and dispute outcomes; and changes in the market position, businesses, financial condition, results of operations or prospects of the BAT Group, the RAI Group or the Combined Group.

Important factors which may cause actual results to differ include, but are not limited to, those described in Part II (Risk Factors) of this Circular.

Forward-looking statements contained in this document speak only as at the date of this document. Each of the Company, the Directors, Centerview Partners, Deutsche Bank and UBS expressly disclaims any obligation or undertaking to publicly update any forward-looking statements or other data or statements contained in this document, whether as a result of new information, future or changes in events or otherwise, other than as required by law, regulation, the Prospectus Rules, the Listing Rules or the Disclosure Guidance and Transparency Rules of the FCA. Accordingly, prospective investors are cautioned not to place undue reliance on any of the forward-looking statements herein.

2.	Market and industry data

Certain information in this document has been sourced from third parties. Save as set out below, where information in this document has been sourced from third parties, the source of such information has been clearly stated adjacent to the reproduced information.

All information contained in this document which has been sourced from third parties has been accurately reproduced and, as far as the Company is aware and is able to ascertain from information published by the relevant third party, no facts have been omitted which would render the reproduced information inaccurate or misleading.

All references to market data, industry statistics and forecasts and other information in this document consist of estimates based on data and reports compiled by industry professionals, organisations, analysts, publicly available information or the Company’s own knowledge of its sales and markets.

References to market share are the BAT Group’s estimates based on the latest available data from a number of internal and external sources.

2

US industry shipment volume and retail share of market data that appear in this Circular have been obtained from MSAi. This information is included in this Circular because it is used primarily as an indicator of the relative performance of industry participants, brands and market trends. All US market share results that appear, except as noted otherwise, in this document are based on US cigarette (or smokeless tobacco products, as applicable) shipments to retail outlets (“STR Data”), based on information submitted by wholesale locations and processed and managed by MSAi. However, investors should not rely on the STR Data reported by MSAi as being a precise measurement of actual market share as the shipments to retail outlets do not reflect actual consumer sales and do not track all volume and trade channels. Accordingly, the STR Data of the US tobacco industry as reported by MSAi may overstate or understate actual market share. Moreover, investors should be aware that in a product market experiencing overall declining consumption, a particular product can experience increasing market share relative to competing products, yet still be subject to declining consumption volumes.

Market data and statistics are inherently speculative and are not necessarily reflective of actual market conditions. Such statistics are based on market research, which itself is based on sampling and subjective judgments by both the researchers and the respondents, including judgments about what types of products and transactions should be included in the relevant market. In addition, the value of comparisons of statistics for different markets is limited by many factors, including that (i) the markets may be defined differently, (ii) the underlying information may be gathered by different methods and (iii) different assumptions may be applied in compiling the data. Accordingly, the market statistics included in this document should be viewed with caution and no representation or warranty is given by any person as to their accuracy.

When used in describing aspects of the BAT Group’s business, reference to volume is an unaudited operating measure and is calculated as the total global cigarette volume of the BAT Group’s brands sold by its subsidiaries.

References to the price of the BAT ADSs prior to 14 February 2017 are adjusted to give effect to the BAT ADS ratio change unless otherwise indicated.

3.	Sources and presentation of financial information

3.1	Presentation of RAI financial information

The historical financial information relating to the RAI Group, including that which is incorporated by reference into Section A of Part III (Historical Financial Information of the RAI Group) of this document, has been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

Section B of Part III of this document includes unaudited reconciliations of the RAI Group’s historical financial information from US GAAP to International Financial Reporting Standards as adopted by the European Union (“IFRS (EU)”).

The RAI Group completed the Lorillard Merger (as described in paragraph 2.1 of Part VIII (Information on the RAI Group) of the Prospectus) in June 2015. Section C of Part III of this document incorporates by reference historical financial information of the Lorillard Group for the year ended 31 December 2014 and includes historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015, presented in accordance with US GAAP. Section D of Part III of this document includes unaudited reconciliations of the Lorillard Group’s historical financial information for the year ended 31 December 2014 and for the period from 1 January 2015 to 11 June 2015 from US GAAP to IFRS (EU).

3.2	Combined Group Financial Information

Following Completion, RAI will be a subsidiary within the BAT Group, and the accounting policies applied to the RAI Group will be the same as those applied to the BAT Group.

4.	Unaudited supplementary non-IFRS (EU) measures of the BAT Group’s performance

This document contains certain unaudited supplementary measures that are not required by, or presented in accordance with, IFRS (EU) or other generally accepted accounting principles. These measures are used by the BAT Group to assess the financial performance of its businesses. These measures include, among others, adjusted profit from operations, adjusted diluted earnings per share, constant exchange rate analysis, free cash flow, net debt and an underlying tax rate and are included because the Directors believe that they are important supplemental measures of operating

3

performance. The Directors believe that the non-IFRS (EU) measures used provide investors with a means of evaluating, and an understanding of how the BAT Group evaluates its performance and results on a comparable basis that is not otherwise apparent on an IFRS (EU) basis, since many non-recurring, infrequent or non-cash items that the Directors believe not to be indicative of the core performance of the business may not be excluded when preparing financial measures under IFRS (EU).

The unaudited supplementary non-IFRS (EU) measures contained in this document should not be considered in isolation from, or as a substitute for, measures presented in accordance with IFRS (EU). In addition, the unaudited supplementary non-IFRS (EU) measures presented by the BAT Group may not be comparable to similarly titled measures presented by other businesses, as such businesses may define and calculate such measures differently than the BAT Group. Accordingly, undue reliance should not be placed on the unaudited supplementary non-IFRS (EU) measures contained in this document.

4.1	Non-IFRS (EU) financial measures used by the BAT Group

4.1.1	Adjusted profit from operations

To supplement the BAT Group’s results from operations presented in accordance with IFRS (EU), the Directors review current and prior year adjusted profit from operations to evaluate the performance of the BAT Group and its geographic segments and to allocate resources to the overall business. Adjusted profit from operations is not a measure defined by IFRS (EU). The BAT Group’s most directly comparable IFRS (EU) measure to adjusted profit from operations is profit from operations. Adjusted profit from operations is defined as profit from operations before adjusting items in profit from operations. Adjusting items, as identified in accordance with the BAT Group’s accounting policies, represent certain items of income and expense which the BAT Group considers distinctive based on their size, nature or incidence. In identifying and quantifying adjusting items, the BAT Group consistently applies a policy that defines criteria that are required to be met for an item to be classified as adjusting and provides details of items that are specifically excluded from being classified as adjusting items. Adjusting items in profit from operations include restructuring and integration costs, amortisation of trademarks and similar intangibles, a gain on deemed partial disposal of a trademark, and a payment and release of a provision relating to non-tobacco litigation.

4.1.2	Constant exchange rate analysis

Movements in foreign exchange rates have impacted the BAT Group’s profit from operations. The Directors review certain of its results, including revenue and adjusted profit from operations, at constant rates of exchange. The BAT Group calculates these financial measures at constant rates of exchange based on a retranslation, at prior year exchange rates, of the current year results of the BAT Group and its segments. The BAT Group does not adjust for the normal transactional gains and losses in operations that are generated by exchange movements. Although the Directors do not believe that these measures are a substitute for IFRS (EU) measures, the Directors believe that such results excluding the impact of currency fluctuations year-on-year provide additional useful information to investors regarding the operating performance on a local currency basis.

4.1.3	Free cash flow

The BAT Group uses free cash flow to illustrate the cash flows before transactions relating to borrowings. Free cash flow is not a measure defined by IFRS (EU). The BAT Group defines free cash flow as net cash generated from operating activities adjusted for dividends paid to non-controlling interests, net interest paid, net capital expenditure (offset by sales of assets in the period) and proceeds from associates’ share buy-backs. The most directly comparable IFRS (EU) measure to free cash flow is net cash generated from operating activities. The Directors believe that this additional measure, which is used internally, is useful to the users of the financial statements in helping them understand the underlying business performance and can provide insight into the cash flow available to, among other things, reduce debt and pay dividends. Free cash flow has limitations as an analytical tool. It is not a presentation made in accordance with IFRS (EU) and should not be considered as an alternative to net cash generated from operating activities determined in accordance with IFRS (EU). Free cash flow is not necessarily comparable to similarly titled measures used by other companies. As a result, investors should not consider this measure in isolation from, or as a substitute analysis for, the BAT Group’s results of operations or cash flows as determined in accordance with IFRS (EU).

4

4.1.4	Net debt

The BAT Group uses net debt to assess its financial capacity. Net debt is not a measure defined by IFRS (EU). The most directly comparable IFRS (EU) measure to net debt is total borrowings. The BAT Group defines net debt as total borrowings, including related derivatives, less cash and cash equivalents and current available-for-sale investments. The Directors believe that this additional measure, which is used internally, is useful to the users of the financial statements in helping them to see how business financing has changed over the year. Net debt has limitations as an analytical tool. It is not a presentation made in accordance with IFRS (EU), and should not be considered as an alternative to borrowings or total liabilities determined in accordance with IFRS (EU). Net debt is not necessarily comparable to similarly titled measures used by other companies. As a result, investors should not consider this measure in isolation from, or as a substitute analysis for, the BAT Group’s measures of financial position or liquidity as determined in accordance with IFRS (EU).

4.1.5	Underlying tax rate

The tax rates in the Income Statement are affected by the inclusion of the shares of associates’ post-tax profit in the BAT Group’s pre-tax results and by adjusting items. The underlying tax rate for subsidiaries excludes these items.

5.	Pro forma financial information

In this document, any reference to “pro forma” financial information is to information which has been extracted without material adjustment from the unaudited financial information contained in Part IV (Unaudited Pro Forma Financial Information of the Combined Group) of this document.

The Unaudited Pro Forma Financial Information (as defined below) is for illustrative purposes only. Because of its nature, the pro forma financial information addresses a hypothetical situation and, therefore, does not represent the actual financial position or results of the BAT Group, the RAI Group or the Combined Group.

Future results of operations may differ materially from those presented in the Unaudited Pro Forma Information due to various factors.

6.	Rounding

Certain financial data and percentages have been rounded. As a result of such rounding, the totals of financial data presented in this document may vary slightly from the actual arithmetic totals of such data and percentages in tables may not add up to 100%.

7.	Currency

The BAT Group prepares its financial statements in pound sterling. All references to “pound”, “pounds”, “pound sterling”, “sterling”, “£”, “pence” and “p” are to the lawful currency of the United Kingdom.

The RAI Group prepares its financial statements in US dollars. All references to “US dollar”, “dollar”, “$”, “US$” and “cents” are to the lawful currency of the United States.

All references to “CAD dollars” and “CAD$” are to the lawful currency of Canada.

8.	No profit forecast or estimates

Unless otherwise stated, no statement in this document is intended as a profit forecast or estimate for any period and no statement in this document should be interpreted to mean that earnings or earnings per share (“EPS”) for BAT or RAI, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or EPS for BAT or RAI, as appropriate.

9.	Incorporation by reference

Certain information in relation to the BAT Group is incorporated by reference in this document, as set out in paragraph 3 of Part VI (Additional Information).

The contents of BAT’s and RAI’s websites or any hyperlinks accessible from those websites do not form part of this document and investors should not rely on them.

10.	Definitions

Certain terms used in this document, including capitalised terms and certain technical terms, are defined and explained in Part VII (Definitions) of this document.

5

DIRECTORS, COMPANY SECRETARY, REGISTERED OFFICE AND ADVISERS

Directors

Richard Burrows	Chairman

Nicandro Durante	Chief Executive

Ben Stevens	Finance Director

Kieran Poynter	Senior Independent Director

Sue Farr	Non-Executive Director

Ann Godbehere	Non-Executive Director

Dr Marion Helmes	Non-Executive Director

Savio Kwan	Non-Executive Director

Dr Pedro Malan	Non-Executive Director

Dimitri Panayotopoulos	Non-Executive Director

Company secretary

Paul McCrory

Registered and head office of the Company (including following Completion)

British American Tobacco p.l.c.

Globe House

4 Temple Place

London

WC2R 2PG

United Kingdom

Joint Sponsor and Joint Financial Adviser

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London EC2N 2DB

United Kingdom

Joint Sponsor and Joint Financial Adviser

UBS Limited

5 Broadgate

London EC2M 2QS

United Kingdom

Joint Financial Adviser

Centerview Partners UK LLP

100 Pall Mall

St. James’s

London SW1Y 5NQ

United Kingdom

SA Transaction Sponsors

UBS South Africa (Pty) Ltd

64 Wierda Road East

Wierda Valley

Sandton 2196

South Africa

6

Legal advisers to the Company as to English law

Herbert Smith Freehills LLP

Exchange House

Primrose Street

London EC2A 2EG

United Kingdom

Legal advisers to the Company as to US law

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

United States

Legal advisers to the Company as to South African law

Werksmans Attorneys

155 5th Street

Sandton

Johannesburg 2196

South Africa

Legal advisers to the Joint Sponsors and Joint Financial Advisers as to English and US law

Davis Polk & Wardwell London LLP

5 Aldermanbury Square

London EC2V 7HR

United Kingdom

Auditors and Reporting Accountants

KPMG LLP

15 Canada Square

Canary Wharf

London E14 5GL

United Kingdom

UK Registrar and Receiving Agent

Computershare Investor Services PLC

The Pavilions

Bridgwater Road

Bristol

BS99 6ZZ

United Kingdom

SA Registrar and Receiving Agent

Computershare Investor Services Proprietary Limited

Rosebank Towers

15 Biermann Avenue

Rosebank 2196

(PO Box 61051, Marshalltown 2107)

South Africa

7

(Incorporated and registered in England and Wales with company number 03407696)

PART I

LETTER FROM THE CHAIRMAN

Registered Office:

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Tel: +44 (0)20 7845 1000

Fax: +44 (0)20 7240 0555

www.bat.com

Directors:

Richard Burrows (Chairman)

Nicandro Durante (Chief Executive)

Ben Stevens (Finance Director)

Kieran Poynter (Senior Independent Director)

Sue Farr (Non-Executive Director)

Ann Godbehere (Non-Executive Director)

Dr Marion Helmes (Non-Executive Director)

Savio Kwan (Non-Executive Director)

Dr Pedro Malan (Non-Executive Director)

Dimitri Panayotopoulos (Non-Executive Director)

14 June 2017

To the BAT Shareholders and, for information only, to persons with information rights

Dear Shareholder

Proposed Acquisition of Reynolds American Inc.

and

Notice of General Meeting

1.	Introduction

On 17 January 2017, BAT announced that it and RAI had agreed the terms of a recommended offer for the acquisition, by a subsidiary of BAT, of the remaining 57.8% of the common stock of RAI (the “RAI Shares”), not already held by the BAT Group, which will be effected through a statutory merger pursuant to the laws of North Carolina (the “Proposed Acquisition”).

Under the terms of the Proposed Acquisition, the RAI Shareholders, subject to certain conditions, will receive $29.44 in cash and 0.5260 of a New BAT Share, which will be represented by BAT American Depositary Shares (each a “New BAT ADS”) listed on the New York Stock Exchange (the “NYSE”), for each of their RAI Shares.

8

Owing to its size, the Proposed Acquisition constitutes a class 1 transaction for the purposes of the Listing Rules, and therefore requires the approval of BAT Shareholders. The Proposed Acquisition is conditional on, amongst other things, such approval being obtained. Accordingly, a General Meeting has been convened for 2pm on 19 July 2017 at Hilton London Bankside, 2-8 Great Suffolk Street, London SE1 0UG, United Kingdom. The Notice of General Meeting is set out at the end of this document and an explanation of the Resolution to be proposed is set out in paragraph 15.2 of this Part I (Letter from the Chairman).

RAI was incorporated in the state of North Carolina and RAI Shares are listed on the NYSE. RAI is therefore not subject to the Listing Rules. However, pursuant to the terms of the Merger Agreement, and in accordance with the North Carolina Business Corporation Act (the “NCBCA”) the Proposed Acquisition is also conditional on RAI Shareholder approvals. For further details of the shareholder approvals required, please see paragraph 10.3 of this Part I (Letter from the Chairman).

In connection with the Proposed Acquisition, the Company has also issued the Prospectus, which has been filed with the FCA and made available to the public in accordance with Rule 3.2 of the Prospectus Rules.

The purpose of this letter is to give you further details of the Proposed Acquisition, including the background and reasons for it and to explain why the board of Directors of BAT (the “Board”) considers it to be in the best interests of BAT and BAT Shareholders as a whole and unanimously recommends that BAT Shareholders vote in favour of the Resolution set out in the Notice of General Meeting.

2.	Summary of the terms of the Proposed Acquisition

Pursuant to the terms of the Merger Agreement, subject to the satisfaction of the conditions to completion of the Proposed Acquisition as set out in the Merger Agreement (the “Conditions”), RAI Shareholders, other than the BAT Group and RAI Shareholders who have properly asserted and not lost or effectively withdrawn a demand for appraisal rights, will receive:

For each RAI Share:

$29.44 in cash

and

0.5260 of a New BAT Share which

shall be represented by New BAT ADSs listed on the NYSE

•	Based on BAT’s share price and the pound sterling-US dollar exchange rate as at market close on 12 June 2017 (the “Latest Practicable Date”), the purchase price implies a total current value of $54.5 billion for the remaining 57.8% of RAI Shares not owned by the BAT Group, comprised of approximately $24.4 billion in cash and $30.1 billion in New BAT Shares which will be represented by New BAT ADSs.

•	Based on BAT’s share price and the pound sterling-US dollar exchange rate as at market close on the Latest Practicable Date, this represents a premium of 39.5% over the closing price of RAI Shares on 20 October 2016 (being the last day prior to BAT’s announcement on 21 October 2016 of a proposal to merge with RAI).

As with the Existing BAT ADSs, each New BAT ADS will represent one underlying BAT Share. BAT intends to register the New BAT ADSs and the New BAT Shares with the SEC. No fractional New BAT ADSs will be issued in respect of the Proposed Acquisition and RAI Shareholders will receive cash in lieu of any fractional New BAT ADS (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADSs).

BAT currently intends to finance the cash portion of the Merger Consideration, which the Directors estimate to be approximately $24.4 billion, and related fees and expenses, with drawings under the Acquisition Facility (as defined below). A $25 billion Acquisition Facility has been entered into with a syndicate of banks to provide financing certainty. The Directors currently expect that the utilised Acquisition Facility will be refinanced by bond issuances in due course. For further details of the debt financing arrangements, please see paragraphs 11 and 12 of this Part I (Letter from the Chairman).

The Proposed Acquisition will take place by way of a statutory merger under the laws of North Carolina, pursuant to which Flight Acquisition Corporation (“Merger Sub”), a North Carolina corporation and an indirect wholly owned subsidiary of BAT, will merge with and into RAI, with RAI surviving the merger as an indirect wholly owned subsidiary of BAT.

9

The expected timetable of principal events for the Proposed Acquisition is set out on page 1 of this document. Subject to the satisfaction or waiver of the Conditions, completion of the Proposed Acquisition (“Completion”) is expected to occur on or around 25 July 2017.

Following Completion and assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition, the RAI Shareholders will, together, own approximately 19% of the ordinary share capital of the Combined Group (excluding BAT Treasury Shares). RAI will become an indirect, wholly-owned subsidiary of BAT.

3.	Background to, and reasons for, the Proposed Acquisition

The BAT Group has been a shareholder of RAI since July 2004. In July 2004, the US assets, liabilities and operations, other than certain specified assets and liabilities, of BAT’s wholly owned subsidiary, Brown & Williamson Holdings, Inc. (“B&W”), then known as Brown & Williamson Tobacco Corporation, were combined with R. J. Reynolds Tobacco Company (“RJR Tobacco Company”). RAI previously was formed as a new holding company for these combined businesses. As a result of this business combination, BAT acquired beneficial ownership of approximately 42% of outstanding RAI Shares.

The Board believes that the Proposed Acquisition represents the logical progression in BAT’s relationship with RAI and offers shareholders of both companies a stake in a stronger, global tobacco and Next Generation Products company.

Enhanced geographic coverage:

The Combined Group will have enhanced geographic coverage across emerging and developed markets as a result of the Proposed Acquisition.

The BAT Group has a significant presence in emerging markets across South America, Africa, the Middle East and Asia. Over the last five years, revenue per pack in these markets has grown at more than twice the rate compared to developed markets. With generally low cigarette pack prices and expectations of continued growth in consumer disposable income over the long term, the future profit growth opportunity remains strong.

While the United States is characterised as a developed market, direct access to the US market strengthens BAT’s opportunity for long-term profitable growth. The United States is the world’s largest tobacco profit pool (excluding China), and over the last five years has grown revenue per pack at a faster rate than other developed markets. Long-term growth prospects are underpinned by affordable pack prices, relatively high disposable incomes and a growing market for Next Generation Products.

The Board believes that, after Completion, the Combined Group will be a larger, broader, more geographically diversified business with continued exposure to high growth emerging markets, direct access to the opportunity in the US market and a broad presence in key developed markets.

Combined portfolio of global brands:

The Combined Group will benefit from the combined portfolio of strong, growing global brands of both the BAT Group and the RAI Group, bringing together ownership of NEWPORT, KENT and PALL MALL, and in particular, that the unified ownership of these brands will allow the BAT Group to leverage consistent global positioning and shared resources. The RAI Group is well positioned with the second largest cigarette market share in the US market, with three out of the four top selling cigarette brands and the benefits from the Lorillard Merger already evident. For the year ended 31 December 2016, the RAI Group accounted for approximately 34% of the US cigarette market share, with NEWPORT the leading brand in menthol, PALL MALL the leading value brand and the NATURAL AMERICAN SPIRIT brand, which is a top ten best-selling cigarette brand in the United States. For the year ended 31 December 2016, American Snuff Co., an RAI subsidiary, also had a 33% share of the US moist snuff category, led by its GRIZZLY brand. US moist snuff retail volumes grew approximately 3.6% in 2016.

Global Next Generation Products business:

The Combined Group will be a global company in the fast growing Next Generation Product category, with an opportunity to leverage scale and insights across the largest and fastest growing markets and categories for Next Generation Products. The BAT Group is one of the largest international companies in the vapour market outside of the United States and China, having successfully launched a portfolio of products in the five largest vapour markets in Europe and established significant market share in the

10

United Kingdom and Poland, based on the BAT Group’s internal estimates. In December 2016, GLO, an innovative tobacco heating product, was launched in Japan with encouraging early results. In addition, the RAI Group’s VUSE is one of the leading vapour brands sold in the US vapour retail market. The Proposed Acquisition will benefit from the best of the two companies’ talented research and development and next generation product organisations, including nicotine replacement therapy, and allow such next generation product capabilities to be shared more broadly. In particular, the Board believes that the Proposed Acquisition will increase BAT’s exposure to the US vapour market and, subject to applicable approvals from the US Food and Drug Administration (the “FDA”) and compliance with other US rules, may permit further leverage of the BAT Group’s pipeline of Next Generation Products.

Growth prospects:

The BAT Group has a successful track record of developing strong brands and growing market share through a consistent focus on consumer insights, product quality and innovation, enabling it to build on RAI’s existing share growth momentum. The global drive brand portfolio of DUNHILL, KENT, LUCKY STRIKE, PALL MALL and ROTHMANS has grown volume at an average of 7% per annum over the last three years, gaining more than 200 basis points share over the period. The Board believes that the ownership of RAI and access to the US market will further support BAT’s commitment to long-term profitable growth through consistent revenue growth. Further, the Board believes that the Proposed Acquisition will give BAT ownership of what will be a significant proportion of the Combined Group’s cash flows and provide a more balanced exposure to foreign exchange.

4.	Synergies and integration

The Board anticipates realising at least $400 million in annualised cost synergies by the end of the third full year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

The Board expects cost synergies to be achieved in the following main areas, listed in order of the magnitude of expected impact on the Combined Group:

•	integration of corporate functions and elimination of duplicated spend using BAT’s target operating model principles and policies;

•	procurement savings from leveraging enhanced scale, global expertise and category management;

•	integration of product development capabilities using a “best of both” approach; and

•	other efficiencies in manufacturing and supply chain.

The one-off costs of delivering these synergies are expected to total approximately $325 million to $350 million. The Board confirms that the annual cost synergies and the anticipated one-off expenditure reflect both the beneficial elements and the relevant costs of achieving these synergies.

These expected synergies have been calculated based on BAT and RAI’s financial and management information for the year ended 31 December 2016. The synergies referred to above are expected to be recurring and will accrue as a direct result of the Proposed Acquisition and would not be achievable independently. The Board believes that there are no material dis-synergies which would arise in connection with the Proposed Acquisition that will impact the planned benefits.

Although the Board expects that cost savings will result from the Proposed Acquisition from 2018 onwards, increasing to the full annualised amount of at least $400 million by the end of the third full year following Completion, there can be no assurance that any particular amount of such savings or synergies will be achieved following Completion or that they will be achieved in the expected time frame.

The Board expects that the Proposed Acquisition will be accretive to adjusted diluted earnings per share (“EPS”) in the first full year of ownership and beyond.

The Board is confident that the integration of RAI can be achieved without causing any material disruption to the underlying operations of the two businesses. As at the date of this document, appropriate preparatory integration planning is being undertaken by an integration leadership team

11

comprising members of senior management of both the BAT Group and the RAI Group. Individual work-streams have been defined with nominated leads from the BAT Group and the RAI Group to feed in to an overall integration plan that will manage the key synergy related activities until the benefits are realised. The plan is expected to be produced in July 2017 and will cover the following key components:

•	the overall approach, plus detailed activities for the first six months post-Completion;

•	the plans to develop and implement the destination operating model and associated organisational design for each of the RAI Group’s corporate functions operating within the BAT Group;

•	the integration of key IT systems;

•	an agreed communication strategy; and

•	the adoption of all necessary monitoring and tracking mechanisms designed to ensure the synergies are realised.

The cost synergies estimated by the Board, as described above, were taken into consideration by RAI in projecting certain cost synergies of $500 million as a result of the Proposed Acquisition. These estimated cost synergies and certain estimated annual tax efficiencies were used by the financial adviser to the RAI Transaction Committee, Goldman Sachs, and the financial advisers to the RAI board of directors, J.P. Morgan and Lazard, in their own respective manner in performing their respective financial analyses and used by the RAI Transaction Committee and the RAI board of directors for purposes of their consideration and evaluation of the Proposed Acquisition and have been disclosed in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and the filings on Schedule 13E-3 in relation to RAI (the “Schedules 13E-3”), which have been filed with the SEC.

The RAI estimates relating to the cost synergies and the annual tax efficiencies were used in the financial advisers’ analyses which were disclosed publicly to meet disclosure requirements under the applicable rules and regulations promulgated by the SEC, and are therefore included in the Form F-4 and in exhibits to the Schedules 13E-3. As mentioned above, the Board’s estimate of annualised cost synergies by the end of the third full year following Completion is at least $400 million.

5.	Summary information on RAI

RAI, the parent company of the RAI Group, is a holding company whose wholly owned operating subsidiaries include the second largest tobacco company in the United States, RJR Tobacco Company; Santa Fe Natural Tobacco Company, Inc. (“SFNTC”), the manufacturer and marketer of the NATURAL AMERICAN SPIRIT brand of cigarettes and other tobacco products in the United States; the second largest smokeless tobacco products manufacturer in the United States, American Snuff Company, LLC (“American Snuff Co.”); R. J. Reynolds Vapor Company (“RJR Vapor”), a marketer of digital vapour cigarettes in the United States; Niconovum USA, Inc. and Niconovum AB, marketers of nicotine replacement therapy products in the United States and Sweden, respectively; and until their sale on 13 January 2016, SFRTI, and various foreign subsidiaries affiliated with SFR Tobacco International GmbH (“SFRTI”), distributors and marketers of NATURAL AMERICAN SPIRIT brand of cigarettes and other tobacco products outside the United States.

RAI’s reportable operating segments are the RJR Tobacco segment, the Santa Fe segment and the American Snuff segment:

•	The RJR Tobacco segment consists of the primary operations of RJR Tobacco Company and includes three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and RJR Tobacco’s other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco offers a smokeless tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarettes and tobacco products through arrangements with the BAT Group, and manages the export of tobacco products to US territories, US duty-free shops and US overseas military bases. In the United States, RJR Tobacco also manages the premium cigarette brands DUNHILL, which RJR Tobacco Company licenses from the BAT Group, and STATE EXPRESS 555, which RJR Tobacco Company licenses from CTBAT International Co. Limited (“CTBAT”), a joint venture between the BAT Group and China National Tobacco Corporation (“CNTC”).

12

•	The Santa Fe segment consists of the primary operations of SFNTC and includes the manufacturing and marketing of premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

•	The American Snuff segment consists of the primary operations of American Snuff Co.. American Snuff is the second largest smokeless tobacco products manufacturer in the United States, and offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff. The moist snuff category is divided into premium, price-value and popular-price brands. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY, in the price-value category, and KODIAK, in the premium category.

Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB and until their sale on 13 January 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI.

RAI was incorporated in the State of North Carolina on 2 January 2004, and RAI Shares are listed on the NYSE under the trading symbol “RAI”. RAI’s headquarters are located at 401 North Main Street, Winston-Salem, North Carolina 27101.

RAI had consolidated net sales of $12,503 million and consolidated net income of $6,073 million for the year ended 31 December 2016 (compared to consolidated net sales of $10,675 million and consolidated net income of $3,253 million for the year ended 31 December 2015). Further information on the financial performance of RAI is set out in Part III (Historical Financial Information of the RAI Group) of this document including unaudited reconciliations of the RAI Group’s historical financial information from US GAAP to IFRS (EU).

6.	ADSs

6.1	ADS Programme

The Existing BAT ADSs have unlisted trading privileges on the New York Stock Exchange MKT (the “NYSE MKT”) and no BAT securities are listed on any US securities exchange or registered pursuant to the securities laws of the United States. As a result, BAT is subject to neither the NYSE listing standards nor the corporate governance rules under the Sarbanes-Oxley Act of 2002.

BAT has entered into an amended and restated deposit agreement dated 1 December 2008, which governs the terms of BAT’s ADS programme. Since 14 February 2017, under an amendment to the amended and restated deposit agreement, each Existing BAT ADS represents one BAT Share.

As part of the Proposed Acquisition, BAT intends to register the New BAT ADSs and the New BAT Shares with the SEC and to apply for the Existing BAT ADSs and the New BAT ADSs to be approved for listing on the NYSE such that the BAT ADS programme will be changed to a Sponsored Level III ADS programme with no action required by the holders of Existing BAT ADSs to effect such change. BAT will also become subject to the reporting requirements of the Exchange Act and, accordingly, be required to file or furnish certain reports with the SEC.

As a result of the registration of the New BAT Shares with the SEC, large BAT Shareholders (with direct or indirect beneficial ownership of more than 5% of BAT) will be required to file certain reports on their beneficial ownership with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Following Completion, the Existing BAT ADSs will be fungible with the New BAT ADSs to be issued as part of the Merger Consideration.

6.2	Rights of ADS holders

In connection with the Proposed Acquisition, all holders of RAI Shares will only be entitled to receive cash and New BAT ADSs and may not elect to receive BAT Shares in lieu of New BAT ADSs. Once New BAT ADSs are issued, the holders of the New BAT ADSs will have the right to convert those New BAT ADSs into BAT Shares, which they may continue to hold or may sell on the LSE or the JSE. However, the holder of the New BAT ADSs will be responsible for all fees charged by the Depositary relating to any such conversion. Fees and charges are also payable by BAT ADS holders to the Depositary in relation to certain other depositary services.

While each BAT ADS represents one BAT Share, there are some differences between these two securities. These differences include:

•	BAT ADSs trade in US dollars, while BAT Shares trade in pound sterling on the LSE and South African rand on the JSE;

13

•	dividends paid in respect of BAT ADSs will be paid in US dollars following conversion from pound sterling by the Depositary, while dividends paid in respect of BAT Shares listed on the LSE will be paid in pound sterling and on the JSE will be paid in South African rand. Consequently, dividends payable in respect of BAT ADSs will be subject to currency fluctuations. In addition, dividends paid in respect of BAT ADSs have a payment date which is three business days after that of the payment date of BAT Shares;

•	under the terms of an agreement between BAT and the Depositary, the Depositary has agreed to waive the fees that would otherwise be payable in connection with the issuance of BAT ADSs upon deposit of BAT Shares and the cancellation of BAT ADSs and corresponding withdrawal of BAT Shares, in each case by BAT or any of its affiliates, officers, directors or employees. The terms of this agreement may be amended at any time by BAT and the Depositary;

•	while under the terms of the deposit agreement, cash dividends paid in respect of BAT ADSs are subject to a fee of up to $0.05 per BAT ADS payable to the Depositary, under the terms of the separate agreement between BAT and the Depositary referred to above, such dividends are instead subject to a fee of up to $0.02 per BAT ADS per year (a fee of $0.01 per dividend based on the distribution of an interim and a final cash dividend per year or a fee of $0.005 per dividend based on the distribution of four quarterly cash dividends per year). Under such separate agreement, this dividend fee may not be varied by the Depositary without the consent of BAT;

•	prior to or at Completion, BAT ADSs will be listed on the NYSE (the Existing BAT ADSs have unlisted trading privileges on the NYSE MKT) while BAT Shares are listed on the LSE (with a secondary listing on the JSE);

•	holders of BAT ADSs vote the underlying BAT Shares by instructing the Depositary on how to vote such BAT Shares at a general meeting, while holders of BAT Shares vote directly at any general meetings;

•	certain shareholders’ rights, such as the right to propose resolutions or the right to convene a general meeting, may not be exercised by BAT ADS holders unless they first convert their BAT ADSs into BAT Shares; and

•	holders of BAT Shares are entitled to receive mailed copies of proxy materials and documents from BAT, while, in lieu of distributing such materials, the Depositary may distribute to holders of BAT ADSs instructions on how to retrieve such materials upon request.

7.	Dividends and dividend policy

RAI intends to continue to pay dividends consistent with past practice and in accordance with RAI’s dividend policy during the period prior to Completion. RAI Shareholders will be entitled to BAT dividends (with record dates following Completion) in respect of the New BAT Shares underlying the New BAT ADSs from the time of issuance of such ADSs. The New BAT Shares will, when issued, rank pari passu with each other and with all Existing BAT Shares and will rank in full for all dividends and other distributions hereafter declared, made or paid in respect of the Existing BAT Shares.

BAT intends to maintain its dividend policy of a minimum 65% payout ratio post Completion and the Board expects the Proposed Acquisition to be accretive to dividends per share. BAT’s dividends are set in pence per ordinary share. It is expected that any dividend of the Combined Group will be set in the same format.

Following Completion, until the end of 2017, the Combined Group intends to maintain BAT’s stated policy of paying a dividend biannually. Beginning in 2018, the Combined Group will pay four interim quarterly dividends with respect to BAT Shares and BAT ADSs. BAT will announce the dividend amount as part of its preliminary results announcement for the year ending 31 December 2017 in February 2018 and the dividend amount will be paid in four equal instalments in May 2018, August 2018, November 2018 and February 2019. As part of the transition to quarterly dividend payments, and to ensure BAT Shareholders receive the equivalent amount of total cash payments in 2018 as they would have under the previous payment policy, an additional interim dividend will be announced in December 2017 for payment in February 2018 and will be calculated as 25% of the total cash dividend paid in 2017.

14

The dividends paid on the BAT Shares in respect of the period covered by the historical financial information were as follows:

Year ended 31 December	Type	Amount	LSE Ex-dividend date	JSE Ex-dividend date	Payment date
2016	Final	118.10p	16/03/2017	15/03/2017	04/05/2017
	Interim	51.30p	18/08/2016	17/08/2016	28/09/2016
2015	Final	104.60p	17/03/2016	14/03/2016	05/05/2016
	Interim	49.40p	20/08/2015	17/08/2015	30/09/2015
2014	Final	100.60p	19/03/2015	16/03/2015	07/05/2015
	Interim	47.50p	20/08/2014	18/08/2014	30/09/2014

8.	Dilution

Subject to Completion, up to 435,556,670 New BAT Shares will be issued in connection with the Proposed Acquisition. This will result in BAT’s issued share capital increasing by approximately 21% (including BAT Treasury Shares). Following Completion and assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition, BAT Shareholders will be subject to an immediate dilution as a result of the issue, following which they will hold approximately 81% of the Combined Group’s issued share capital (excluding BAT Treasury Shares).

9.	Management and employees

Pursuant to the Merger Agreement, BAT will take all actions necessary to cause three directors serving on RAI’s board of directors (other than the directors designated for nomination by B&W, a subsidiary of BAT) immediately prior to Completion to be appointed to the Board upon Completion. Such directors will be selected by BAT prior to Completion after consultation with the RAI Transaction Committee.

BAT attaches great importance to the skills and experience of the existing management and employees of the BAT Group and the RAI Group and the Board believes that the Combined Group will offer greater opportunities to the employees within it.

The Combined Group’s headquarters will be located at BAT’s existing headquarters at Globe House, 4 Temple Place, London, WC2R 2PG, United Kingdom (which is also its registered office).

The BAT Group’s manufacturing footprint is expected to be enhanced as a result of the inclusion of the RAI Group’s high quality production facilities in North Carolina and Tennessee.

10.	Structure and Conditions to the Proposed Acquisition

10.1	Structure of the Proposed Acquisition

The Proposed Acquisition will take place by way of a statutory merger under the laws of North Carolina, pursuant to which Merger Sub, a North Carolina corporation and an indirect wholly owned subsidiary of BAT, will merge with and into RAI, with RAI surviving the merger as an indirect wholly owned subsidiary of BAT. The Merger Agreement was entered into on 16 January 2017, the terms of which are more fully described in Part V (Summary of the Principal Terms and Conditions of the Merger Agreement) of this document.

10.2	Completion

Assuming the satisfaction or waiver of all Conditions, Completion is expected to take place on or about 25 July 2017. Any revision to this will be promptly notified to BAT Shareholders, by BAT, via a Regulatory Information Service. Following Completion, BAT will announce that the Proposed Acquisition has taken effect. The announcement will be made by way of a press release despatched via a Regulatory Information Service.

10.3	Conditions to the Proposed Acquisition

The Merger Agreement contains a number of Conditions. These include:

•	Antitrust approvals:

o	expiration or termination of the applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended (the “HSR Act”); and

o	the earlier of the expiration of the waiting period required by Japanese merger control regulations and the receipt of clearance from the Japan Fair Trade Commission.

15

•	BAT Shareholder approvals:

o	the approval of the Merger Agreement and other transactions contemplated by the Merger Agreement and for the Directors to allot and issue the New BAT Shares at the General Meeting.

•	RAI Shareholder approvals:

o	approval of the Merger Agreement by the holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the special meeting of RAI Shareholders to be called for purposes of such vote (the “RAI Special Meeting”) (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI) is not entitled to vote in respect of this stock); and

o	approval of the Merger Agreement by the holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries.

•	Admission of New BAT Shares to listing on the LSE and New BAT ADSs on the NYSE:

o	approval for admission of the New BAT Shares to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE subject only to the issue of such New BAT Shares upon Completion; and

o	approval for listing on the NYSE of the New BAT ADSs issuable to RAI Shareholders as the share portion of the Merger Consideration (subject to official notice of issuance).

•	Registration statements declared effective by the SEC:

o	declaration by the SEC of the effectiveness of the registration statements filed on Form F-4 and Form F-6 relating to the New BAT Shares and New BAT ADSs to be issued as the share portion of the Merger Consideration (and the absence of any stop order suspending the effectiveness of such registration statements or any proceedings seeking such a stop order).

•	Other conditions:

o	the filing of the Prospectus and this Circular with the UKLA, the approval of the Prospectus and this Circular by the UKLA and the mailing of this Circular and the publishing of the Prospectus, in each case, in accordance with applicable rules and regulations;

o	absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity that prevents, makes illegal or prohibits the Completion or the issuance of the New BAT Shares;

o	accuracy of the representations and warranties made in the Merger Agreement by the other party, subject to certain exceptions based on a material adverse change standard; and

o	performance in all material respects by the other party of the obligations required under the Merger Agreement to be performed by it at or prior to Completion.

Pursuant to the requirements of the HSR Act, BAT and RAI filed Notification and Report Forms with respect to the Proposed Acquisition with the US Federal Trade Commission (the “FTC”) and the US Department of Justice (the “DOJ”) on 6 February 2017 and requested early termination of the HSR Act waiting period. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017.

On 23 March 2017, BAT and RAI filed notifications for the Proposed Acquisition with the Japan Fair Trade Commission. Approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied.

BAT’s obligation to complete the Proposed Acquisition is further conditional upon the absence of any legal restraint issued by a governmental entity under any antitrust laws that would, directly or indirectly, result in (1) any prohibition or limitation on the ownership or operation by RAI, BAT or their respective

16

subsidiaries of any portion of the business, properties or assets of RAI, BAT or their respective subsidiaries, (2) RAI, BAT or their respective subsidiaries being compelled to dispose of or hold separate any portion of the business, properties or assets of RAI, BAT or any of their respective subsidiaries, (3) any prohibition or limitation on the ability of BAT to acquire or hold, or exercise full right of ownership of, any shares of the capital stock of the RAI Group, including the right to vote such shares, or (4) any prohibition or limitation on BAT effectively controlling the business or operations of the RAI Group.

For further information, please see Part V (Summary of the Principal Terms and Conditions of the Merger Agreement) of this document.

10.4	Termination fee

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, BAT will be entitled to receive a termination fee of $1 billion from RAI in the event that:

•	the RAI board of directors or any committee thereof changes its recommendation to RAI Shareholders and either (1) the Merger Agreement is terminated because the RAI Shareholders fail to approve the Merger Agreement at the RAI Special Meeting or no shareholders’ meeting is held prior to 31 December 2017 (the “End Date”); or (2) BAT terminates the Merger Agreement as a result of such change in recommendation; or

•	(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained and no legal restraint preventing the Completion is in effect), the RAI shareholders failed to approve the Merger Agreement at the RAI Special Meeting or RAI breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Company Takeover Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the capital stock or assets of RAI was made or made known to RAI or its shareholders, and (3) within 12 months after such termination, RAI or any of its subsidiaries enters into a definitive agreement with respect to, or completes, such Company Takeover Proposal.

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, RAI will be entitled to receive a termination fee of $1 billion from BAT in the event that:

•	the Board or any committee thereof changes its recommendation and either (1) the Merger Agreement is terminated because BAT Shareholders fail to approve the Resolution or no shareholders’ meeting is held prior to the End Date or (2) RAI terminates the Merger Agreement as a result of such change in recommendation; or

•	(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained, no legal restraint preventing the Completion is in effect and no antitrust restriction (as defined in the Merger Agreement) is in effect), the BAT Shareholders failed to approve the Resolution at the shareholders’ meeting or BAT breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Parent Alternative Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the shares in, or the assets of, BAT is publicly proposed or announced and (3) within 12 months after such termination, BAT enters into a definitive agreement with respect to, or completes, such Parent Alternative Proposal.

In addition, the Merger Agreement provides that RAI will be entitled to receive a termination fee of $500 million from BAT in the event that the Merger Agreement is terminated because the Proposed Acquisition has not occurred by the End Date and at the time of termination (1) all antitrust approvals that are Conditions have not been obtained, a legal restraint attributable to an antitrust law is in effect that prevents Completion or an antitrust restriction (as defined in the Merger Agreement) is in effect and (2) all other Conditions have been satisfied (or, in the case of any condition that is by its nature is to be satisfied at Completion, would be satisfied if Completion were to occur on the date of such termination. The Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied. BAT must also pay a termination fee of $500 million to RAI if the Merger Agreement is terminated because a legal restraint attributable to an antitrust law that

17

prevents Completion has become final and non-appealable. BAT will not be required to pay the termination fees described in this paragraph if RAI has not complied with its obligation to use reasonable best efforts to complete the Proposed Acquisition as promptly as practicable.

11.	Financing

BAT currently intends to finance the cash portion of the Merger Consideration, which the Directors estimate to be approximately $24.4 billion, and related fees and expenses, with drawings under the Acquisition Facility (as defined below).

On 16 January 2017, B.A.T. International Finance p.l.c. (“BATIF”) and B.A.T. Capital Corporation (“BATCAP”) (each a wholly-owned subsidiary of BAT) as original borrowers, and BAT, as guarantor, entered into an acquisition facility with HSBC Bank plc, as agent, HSBC Bank USA, National Association, as US agent, and the financial institutions party thereto, as mandated lead arrangers and banks (the “Acquisition Facility”). Under the Acquisition Facility, the lenders are providing an unsecured and unsubordinated term loan facility in an aggregate principal amount of up to $25,000,000,000, available for the purpose of financing the Proposed Acquisition, paying fees and expenses and refinancing an existing revolving credit facility of RAI.

The Acquisition Facility comprises four credit facilities:

•	a $15,000,000,000 bridge facility which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 12 months (or if both extension options are exercised, 24 months) after the earlier of (1) the date of Completion and (2) the business day that is six months after 16 January 2017 (the earlier of (1) and (2), the “Start Date”);

•	a $5,000,000,000 bridge facility which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 24 months (or, if both extension options are exercised, 36 months) after the Start Date;

•	a $2,500,000,000 term loan which matures on the date falling 36 months after the Start Date; and

•	a $2,500,000,000 term loan which matures on the date falling 60 months after 16 January 2017.

The Directors currently expect that the utilised Acquisition Facility will be refinanced by bond issuances in due course. In addition, as an alternative, BAT may issue new bonds to satisfy a portion of the cash portion of the Merger Consideration in lieu of drawing on the Acquisition Facility. BAT has not entered into any definitive documentation with respect to any such bond issuances. There can be no assurance that any replacement, supplemental or refinance financing will be available to BAT at all or on acceptable terms.

12.	2017 Revolving Credit Facility

On 20 January 2017, BAT as guarantor and BAT, BATIF, British American Tobacco Holdings (The Netherlands) B.V. (“BATHTN”), B.A.T. Netherlands Finance B.V. (“BATNF”) and BATCAP (each a wholly-owned subsidiary of BAT), as original borrowers entered into a £5,680,000,000 forward starting revolving credit facilities agreement with HSBC Bank plc as agent and euro swingline agent, HSBC Bank USA, National Association as US agent and USD swingline agent and certain banks and financial institutions as banks and arrangers (the “2017 RCF”).

The 2017 RCF comprises the following facilities:

•	a £2,840,000,000 multi-currency revolving credit facility (“RCF Facility A”) with a $785,714,285 USD swingline sub-facility and a €473,300,000 euro swingline sub-facility each maturing on the date falling 364 days after the date of Completion and incorporating:

o	an option to extend the final maturity date of RCF Facility A by 365 days (with each bank having the right to accept or decline an extension request in respect of its commitments);

o	an option to term out RCF Facility A (at BAT’s option) by converting any outstanding revolving facility advances into term advances on the applicable final maturity date (the “Term Out Date”) and extending the final maturity date of RCF Facility A to either the second anniversary of the date of Completion or, if the applicable final maturity date has already been extended pursuant to the extension option, the third anniversary of the date of Completion; and

18

•	a £2,840,000,000 multi-currency revolving facility (“RCF Facility B”) with a $1,571,428,571 USD swingline sub-facility and a €946,600,000 euro swingline sub-facility, each maturing on 29 May 2021. RCF Facility B effectively replaces BAT’s existing £3,000,000,000 revolving credit facility entered into on 29 May 2014 (the “2014 RCF”).

The 2017 RCF also contains an accordion feature, allowing BAT to bring one additional bank into the facility by delivering a request on or prior to the date falling six months after the date of Completion.

Revolving facility advances are to be applied in or towards the general corporate purposes of the BAT Group. Each swingline advance is to be applied in or towards refinancing short term borrowings of the BAT Group and providing support for the BAT Group’s euro (under all swingline facilities) and US (under the USD swingline facilities) commercial paper programmes. The 2014 RCF will be cancelled at Completion and the 2017 RCF will be available to draw from such time, provided applicable conditions precedent are met (which includes evidence that the 2014 RCF has been cancelled). If at any time BAT gives notice that Completion will not occur or if Completion does not occur on or before 31 March 2018, commitments under the 2017 RCF will be cancelled and this facility will not be available to be drawn. In this case the 2014 RCF will remain in place until its maturity in 2021.

13.	Current trading and prospects for BAT and RAI

13.1	BAT

BAT issued, on 14 June 2017, the following trading update ahead of its closed period commencing 27 June 2017:

“The business continues to perform very well, in line with expectations.

First half revenue is expected to benefit from good pricing. As highlighted in February, first half volumes are lapping a strong prior year comparator and will be impacted by the phasing of shipments in a number of key markets, including Pakistan. Full year volume is expected to outperform the industry, which we anticipate will be down around 4%.

We expect our market share to continue to grow, driven by the Global Drive Brands.

Trading in our key markets continues to reflect the trends discussed at the Preliminary Results in February with Canada, Romania, Bangladesh and Ukraine performing well and conditions remaining challenging in Brazil, South Africa, Malaysia, France and the UK.

The performance of GLO in Sendai, Japan continues to exceed our expectations and we are on track for further Japanese and international rollout in the second half. In vapour, our share growth in Western Europe continues and we are making encouraging progress with the rollout of VYPE PEBBLE. A city test of VYPE e-Pen III is on track for Q4.

As previously stated, profit growth is expected to be weighted to the second half of the year, mainly due to the timing of volume shipments, as well as the phasing of Next Generation Product investments and marketing spend.

If exchange rates stayed the same for the remainder of the year, there would be an adverse transactional impact on operating profit of 2% for both the first half and the full year. For translation, this would be a tailwind on operating profit of approximately 13% for the half year and 7% for the full year.

First half EPS is expected to benefit from a significant translational foreign exchange tailwind of around 14%.”

13.2	RAI

Year ended 31 December 2016

RAI filed its Form 10-K for the year ended 31 December 2016 with the SEC on 9 February 2017.

RAI reported net sales of $12.5 billion in 2016, an increase of 17.1% compared to 2015. Comparisons for the full year were driven largely by the addition of the NEWPORT brand following the acquisition of Lorillard in June 2015. RAI’s reportable operating segments consist of RJR Tobacco, Santa Fe and American Snuff. RJR Tobacco’s net sales in 2016 were $10.3 billion, an increase of 19.5% compared to 2015, primarily due to higher volume and favourable product mix of $1.3 billion and higher net pricing of $490 million. Santa Fe’s 2016 net sales increased by 18.9% from 2015 to $973 million, due to higher volume and higher net pricing. American Snuff net sales in 2016 totalled $914 million, an increase of 6.9% compared to 2015, due to higher net pricing and higher moist snuff volume.

19

RAI’s net income was $6.1 billion in 2016, an increase of 86.7% compared to 2015 primarily due to the recognition of the gain on divestiture of NATURAL AMERICAN SPIRIT’s business outside the United States in 2016. Each of RAI’s reportable operating segments demonstrated improved operating income during 2016.

Three months ended 31 March 2017

RAI filed its Form 10-Q for the three months ended 31 March 2017 with the SEC on 3 May 2017.

RAI reported net sales of $2.9 billion for the first quarter of 2017, an increase of 1.1% compared to the first quarter of 2016. RJR Tobacco’s net sales in the first quarter of 2017 were $2.4 billion, a decrease of 1.7% compared to the prior year period, primarily due to lower net volume/product mix of $123 million, partially offset by higher net pricing of $120 million. Lower contract manufacturing revenues and leaf sales also contributed to the decline in net sales. Santa Fe’s net sales increased by 9.2% from the prior year to $238 million, primarily due to higher volume and net pricing. American Snuff net sales totalled $242 million, an increase of 12.0% compared to the prior year, primarily due to higher net pricing and higher moist snuff volume.

RAI’s net income was $780 million in the first quarter of 2017, a decrease of 78.1% compared to the first quarter of 2016, which included a significant gain on divestiture resulting from the sale of NATURAL AMERICAN SPIRIT’s business outside the United States. RJR Tobacco’s 2017 first-quarter operating income was unfavourably impacted by lower net volume and product mix and higher State Settlement Agreement expenses, partially offset by higher net pricing when compared to the first quarter of 2016. RAI’s other two reportable operating segments reported higher operating income in the first quarter of 2017 compared to the same period in 2016.

14.	De-listing of RAI Shares and listing of New BAT Shares

14.1	De-listing of RAI Shares

If the Proposed Acquisition completes, there will no longer be any publicly held RAI Shares. Accordingly, RAI Shares will be delisted from the NYSE and will be deregistered under the Exchange Act as soon as practicable following Completion, and RAI will no longer be required to file periodic reports with the SEC in respect of RAI Shares.

Prior to Completion, RAI will cooperate with BAT to cause the delisting of the RAI Shares from the NYSE as promptly as practicable after Completion, and in any event no more than two business days after Completion.

14.2	Listing of New BAT Shares

Under the terms of the Merger Agreement, BAT is required to use its reasonable best efforts to cause (1) the New BAT Shares to be approved for admission to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE and (2) the New BAT ADSs to be issued as Merger Consideration to be approved for listing on the NYSE, subject to official notice of issuance, each prior to Completion. It is a condition to both parties’ obligations to complete the Proposed Acquisition that such approvals are obtained. Accordingly, application will be made to have the New BAT Shares approved for listing by the UKLA and to trading on the main market for listed securities on the LSE and for the New BAT ADSs to be approved for listing on the NYSE. Application will also be made to have the New BAT Shares listed on the JSE.

BAT Shares have a secondary listing on the JSE in South Africa, under the abbreviated name BATS and the trading code “BTI”. As at 31 December 2016, 257,070,692 BAT Shares (being 12.68% of BAT’s issued ordinary share capital) were recorded on its South Africa branch share register.

15.	General Meeting and the Resolutions

15.1	General Meeting

Set out on page 145 of this document is the Notice of General Meeting to be held at 2pm on 19 July 2017 at Hilton London Bankside, 2-8 Great Suffolk Street, London SE1 0UG, United Kingdom which the resolution to approve the Proposed Acquisition and the authority for the Directors to allot and issue the New BAT Shares in connection with the Proposed Acquisition will be proposed (the “Resolution”).

20

15.2	Resolution

The implementation of the Proposed Acquisition is conditional upon, amongst other things, BAT Shareholders’ approval of the Resolution being obtained at the General Meeting. A summary of the Resolution is below. The full text of the Resolution is set out in the Notice of General Meeting.

The Resolution will be proposed as an ordinary resolution requiring a simple majority of votes cast in favour.

The Resolution proposes that (1) the Proposed Acquisition be approved and the Directors be authorised to make any non-material amendments, variations, waivers or extensions to the terms of the Proposed Acquisition or the Merger Agreement which they in their absolute discretion consider necessary, appropriate or desirable to implement the Proposed Acquisition and to take all steps and do all things which they consider necessary or desirable to implement the Proposed Acquisition, and (2) the Directors be unconditionally authorised in accordance with section 551 of the Companies Act 2006 to allot New BAT Shares (or relevant securities) in connection with the Proposed Acquisition up to a maximum aggregate nominal amount of £108,889,167. If granted, the authority conferred by the Resolution will expire at the conclusion of BAT’s next Annual General Meeting.

15.3	Actions to be taken

Please refer to Notice of General Meeting on page 145 for guidance notes on the completion and return of the Proxy Form and other applicable voting documentation.

15.4	Further information

Your attention is drawn to the additional information set out in Parts II to VI of this document. You are advised to read the whole document and not merely rely on the key or summarised information in this letter.

15.5	Financial advice

The Board has received financial advice from Centerview Partners, Deutsche Bank and UBS in relation to the Proposed Acquisition. In providing their respective financial advice to the Board, each of Centerview Partners, Deutsche Bank and UBS have relied upon the Board’s commercial assessment of the Proposed Acquisition.

15.6	Recommendation

The Board considers the Proposed Acquisition and the Resolution to be in the best interests of BAT and BAT Shareholders as a whole. Accordingly, the Board unanimously recommends that BAT Shareholders vote in favour of the Resolution set out in the Notice of General Meeting, as the Directors intend to do in respect of their own beneficial holdings which amount in aggregate to 765,599 BAT Shares, representing approximately 0.04% of the existing ordinary share capital of BAT (excluding treasury shares) in issue on 12 June 2017, being the Latest Practicable Date.

Yours faithfully

Richard Burrows

Chairman

21

PART II

RISK FACTORS

The Proposed Acquisition may give rise to certain risks which, if they occur, may have a material adverse effect on the business, financial condition, results of operations or prospects of the BAT Group and, following Completion, the Combined Group. Accordingly, the risk factors should be afforded careful consideration together with all the other information set out in, or incorporated by reference into, this document in deciding whether to approve the Resolution being put to the BAT Shareholders at the General Meeting.

The risks which the Directors consider to be material as at the date of this document are set out in this Part II. The risks described in this Part II are based on information known at the date of this document but may not be the only risks to which the BAT Group and, following completion the Combined Group, is or might be exposed.

Additional risks and uncertainties, which are currently unknown to the BAT Group or that the BAT Group does not currently consider to be material, may adversely affect the business of the BAT Group and, following Completion, the Combined Group and could have material adverse effects on the business, financial condition, results of operations and future prospects of the BAT Group and, following Completion, the Combined Group. If any of the following risks were to materialise, the business, financial condition, results of operations and prospects of the BAT Group and, following Completion, the Combined Group could be materially adversely affected and the value of BAT Shares could decline and BAT Shareholders could lose all or part of their investment in those BAT Shares.

BAT Shareholders should read this document as a whole and not rely solely on the information set out in this section.

1.	Material risks relating to the Proposed Acquisition

1.1	The Proposed Acquisition is subject to a number of conditions on both BAT and RAI which, if not fulfilled, or not fulfilled in a timely manner, may result in the termination of the Merger Agreement

BAT and RAI shall not be obliged to complete the Proposed Acquisition if any of the Conditions have not been met or have not been waived, if applicable. These include:

•	Antitrust approvals:
o	expiration or termination of the applicable waiting period (or extension thereof) under the HSR Act; and

o	the earlier of the expiration of the waiting period required by Japanese merger control regulations and the receipt of clearance from the Japan Fair Trade Commission.

•	BAT Shareholder approvals:
o	the approval of the Merger Agreement, and other transactions contemplated by the Merger Agreement and for the Directors to allot and issue the New BAT Shares at the General Meeting.

•	RAI Shareholder approvals:
o	approval of the Merger Agreement by the holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the RAI Special Meeting (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI), is not entitled to vote in respect of this stock); and

o	approval of the Merger Agreement by the holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries.

•	Admission of New BAT Shares to listing on the LSE and New BAT ADSs on the NYSE:
o	approval for admission of the New BAT Shares to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE subject only to the issue of such New BAT Shares upon Completion; and

o	approval for listing on the NYSE of the New BAT ADSs issuable to RAI Shareholders as the share portion of the Merger Consideration (subject to official notice of issuance).

22

•	Registration statements declared effective by the SEC:
o	declaration by the SEC of the effectiveness of the registration statements filed on Form F-4 and Form F-6 relating to the New BAT Shares and New BAT ADSs to be issued as the share portion of the Merger Consideration (and the absence of any stop order suspending the effectiveness of such registration statements or any proceedings seeking such a stop order).

•	Other conditions:
o	the filing of the Prospectus and this Circular with the UKLA, the approval of the Prospectus and this Circular by the UKLA and the mailing of this Circular and the publishing of the Prospectus, in each case, in accordance with applicable rules and regulations;

o	absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity that prevents, makes illegal or prohibits the Completion or the issuance of the New BAT Shares;

o	accuracy of the representations and warranties made in the Merger Agreement by the other party, subject to certain exceptions based on a material adverse change standard; and

o	performance in all material respects by the other party of the obligations required under the Merger Agreement to be performed by it at or prior to Completion.

Pursuant to the requirements of the HSR Act, BAT and RAI filed Notification and Report Forms with respect to the Proposed Acquisition with the FTC and DOJ on 6 February 2017 and requested early termination of the HSR Act waiting period. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017.

On 23 March 2017, BAT and RAI filed notifications for the Proposed Acquisition with the Japan Fair Trade Commission. Approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied.

BAT’s obligation to complete the Proposed Acquisition is further conditional upon the absence of any legal restraint issued by a governmental entity under any antitrust laws that would, directly or indirectly, result in (1) any prohibition or limitation on the ownership or operation by RAI, BAT or their respective subsidiaries of any portion of the business, properties or assets of RAI, BAT or their respective subsidiaries, (2) RAI, BAT or their respective subsidiaries being compelled to dispose of or hold separate any portion of the business, properties or assets of RAI, BAT or any of their respective subsidiaries, (3) any prohibition or limitation on the ability of BAT to acquire or hold, or exercise full right of ownership of, any shares of the capital stock of the RAI Group, including the right to vote such shares, or (4) any prohibition or limitation on BAT effectively controlling the business or operations of the RAI Group. See Part V (Summary of the principal terms and conditions of the Merger Agreement) of this document.

Many of the Conditions are not within either BAT’s or RAI’s control, and neither company can predict when or if these Conditions will be satisfied. If any of these Conditions are not satisfied or waived prior to 31 December 2017, it is possible that the Merger Agreement may be terminated. Although BAT and RAI have agreed in the Merger Agreement to use their reasonable best efforts, subject to certain limitations, to complete the Proposed Acquisition as promptly as practicable, the Conditions may fail to be satisfied. In addition, satisfying the Conditions may take longer, and could cost more, than BAT and RAI expect. Any delay in completing the Proposed Acquisition may adversely affect the synergies and other benefits that BAT expects to achieve if the Proposed Acquisition and the integration of the companies’ respective businesses are not completed within the expected timeframe. See Part V (Summary of the principal terms and conditions of the Merger Agreement) of this document.

1.2	BAT will be required to complete the Proposed Acquisition whether or not financing is available and BAT may encounter difficulties or high costs associated with securing refinancing of debt incurred in connection with the Proposed Acquisition

The receipt of financing by BAT is not a condition to Completion and, accordingly, BAT will be required to complete the Proposed Acquisition (assuming that all of the Conditions are satisfied) whether or not the Acquisition Facility, entered into for the purpose of financing the Proposed Acquisition, or other

23

financing is available, at all or on acceptable terms. Under the Acquisition Facility, provided certain key conditions precedent have been satisfied (including, inter alia, confirmation from BAT of the receipt of the requisite approvals by BAT Shareholders and RAI Shareholders to complete the Proposed Acquisition), banks are obliged to participate in advances during the availability period unless there is a Major Default or breach of a Major Representation (each as defined in the Acquisition Facility and including non-payment, breach of the negative pledge or disposals restrictions, insolvency of an obligor and certain other key defaults). In addition, the interest rate applicable to borrowings under the Acquisition Facility will be based on floating interest rates, which could fluctuate significantly over the term of the Acquisition Facility.

BAT has announced that, to the extent the Acquisition Facility is drawn to finance the cash portion of the Merger Consideration, it intends to refinance the loans under that facility through issuances of new bonds in due course. Further, BAT may decide to pursue financing that would replace or supplement financing available under the Acquisition Facility. In particular, the Acquisition Facility includes a $15 billion tranche which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 12 months (or, if both extension options are exercised, 24 months) after the Start Date, a $5 billion tranche which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 24 months (or, if both extension options are exercised, 36 months) after the Start Date, a $2.5 billion tranche which matures on the date falling 36 months after the Start Date and a $2.5 billion tranche which matures on the date falling 60 months after 16 January 2017. There is no guarantee that BAT would be able to replace, supplement or refinance the Acquisition Facility at all or on terms acceptable to BAT. The terms of any debt incurred to replace, supplement or refinance the Acquisition Facility may be materially worse than the terms of the Acquisition Facility. BAT’s ability to obtain financing to refinance the Acquisition Facility will be subject to various factors, including market conditions, operating performance and the BAT Group’s credit rating.

Following announcement of the Proposed Acquisition, Standard & Poor’s Ratings Services downgraded the long-term rating of the BAT Group from A- to BBB+ and reaffirmed the A-2 short term rating of the BAT Group and Moody’s Investors Service downgraded the long-term rating of the BAT Group from A3 to Baa2 and reaffirmed the P-2 short term rating of the BAT Group. Any impairment of the BAT Group’s ability to obtain future financing on favourable terms, including as a result of a reduction of the BAT Group’s credit rating, could have an adverse effect on the BAT Group’s ability to finance the cash portion of the Merger Consideration with the issuance of debt securities or with another alternative to the Acquisition Facility, or to refinance the Acquisition Facility if drawn.

1.3	Under the Merger Agreement, BAT, through its subsidiaries, will acquire RJR Tobacco Company’s NEWPORT brand, the leading US menthol cigarette brand; however, any action by the FDA or any other governmental authority that could have the effect of banning or materially restricting the use of menthol in tobacco products would not give rise to a right to terminate the Merger Agreement

As a result of the Proposed Acquisition, the BAT Group will acquire RJR Tobacco Company’s NEWPORT brand, the leading US menthol cigarette brand, the sales of which, together with the RAI Group’s other menthol brands, represent a substantial portion of the RAI Group’s consolidated total net sales. The RAI Group estimates that approximately 50% of its total consolidated net sales were attributable to menthol cigarettes for the year ended 31 December 2016. In 2013, the FDA issued its preliminary scientific evaluation regarding menthol cigarettes, concluding that menthol cigarettes adversely affect initiation, addiction and cessation compared to non-menthol cigarettes. In 2013, the FDA also issued an Advance Notice of Proposed Rulemaking, seeking comments on various issues relating to the potential regulation of menthol cigarettes. Although it is not possible to predict whether or when the FDA will take actions, if the FDA or any other governmental authority were to adopt regulations banning or severely restricting the use of menthol in tobacco products or the sale of menthol cigarettes, those regulations could have a material adverse effect on sales of the NEWPORT brand and the menthol styles of other RAI Group brands, which could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group, and following Completion, the Combined Group.

Under the terms of the Merger Agreement, BAT and RAI expressly agreed that a menthol regulatory action would not be considered in determining whether a material adverse effect, as defined in the Merger Agreement, on a party had occurred, and would not give rise to a right to terminate the Merger Agreement.

24

1.4	Litigation against certain members of the RAI Group related to tobacco products could have an adverse effect on the consolidated results of operations, cash flows and financial position of the RAI Group; however, such litigation may not give rise to a right to terminate the Merger Agreement

Certain members of the RAI Group have been named in a large number of tobacco-related legal actions, proceedings or claims and it is likely that legal actions, proceedings and claims arising out of the sale, distribution, manufacture, development, advertising, marketing, promotion and claimed health effects of cigarettes and other tobacco products will continue to be filed against the BAT Group, the RAI Group and other tobacco companies for the foreseeable future. These legal actions, proceedings and claims could impose substantial monetary obligations on the RAI Group and could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group and, following Completion, the Combined Group. However, under the terms of the Merger Agreement, BAT and RAI expressly agreed that all actions or judgments regarding any tobacco litigation that was commenced prior to the date of the Merger Agreement would not be considered in determining whether a material adverse effect, as defined in the Merger Agreement, on a party has occurred and would not give rise to a right to terminate the Merger Agreement. In addition, any such tobacco litigation that is commenced on or after the date of the Merger Agreement (other than any such litigation brought by or on behalf of any governmental entity to the extent such action or judgment is not a part of or an extension or expansion of any litigation commenced prior to the date of the Merger Agreement) would also not be considered in determining whether a material adverse effect on a party has occurred, and would not give rise to a right to terminate the Merger Agreement. Any legal actions, proceedings and claims could impose substantial monetary obligations on the RAI Group and could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group, and following Completion, the Combined Group.

1.5	The Proposed Acquisition is subject to the receipt of numerous approvals, including from BAT Shareholders and RAI Shareholders. Failure to obtain these approvals would prevent Completion

Before the Proposed Acquisition can be completed, (1) BAT Shareholders must approve the Merger Agreement and the transactions contemplated thereby as a class 1 transaction and authorise the Directors to allot and issue the New BAT Shares, (2) holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the RAI Special Meeting must approve the Merger Agreement (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI) is not entitled to vote in respect of this stock) and (3) holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries, must approve the Merger Agreement. Although BAT has agreed to vote shares of RAI capital stock owned by the BAT Group in favour of the Proposed Acquisition in respect of (2) above, there can be no assurance that the approvals referred to in (2) above will be obtained. Furthermore, even if a majority of the outstanding shares of RAI capital stock, referred to in (2) above, are voted in favour of the Proposed Acquisition, Completion will not take place if holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting and that are not owned, directly or indirectly, by the BAT Group or RAI’s subsidiaries, referred to in (3) above, do not approve the Merger Agreement. Failure to obtain the required approvals within the expected time frame, or having to make significant changes to the structure, terms or conditions of the Proposed Acquisition to obtain such approvals, may result in a material delay in, or the abandonment of, the Proposed Acquisition. Any delay in Completion may adversely affect the synergies and other benefits that BAT expects to achieve assuming the Proposed Acquisition and the integration of the BAT Group’s and the RAI Group’s respective businesses are completed within the expected timeframe.

1.6	After Completion, the BAT Group may fail to successfully integrate the RAI Group into its business, the Combined Group may fail to realise the expected synergies and other benefits of the Proposed Acquisition and the costs to achieve the synergies and benefits may be higher than anticipated

The BAT Group and the RAI Group have operated and, until Completion, will continue to operate, independently, and there can be no assurances that their businesses can be integrated successfully. The success of the Proposed Acquisition will depend, in part, on the effectiveness of the integration process and the ability of the Combined Group to realise the expected synergies and other benefits from combining the businesses of the BAT Group and the RAI Group. There is also no assurance that

25

the costs to integrate and achieve the synergies will not be higher than anticipated. The Combined Group’s ability to realise these anticipated benefits and synergies is subject to certain risks, including the following:

•	changes or conflicts in corporate culture, controls, procedures and systems;

•	retaining existing employees and attracting new employees;

•	maintaining relationships with customers, suppliers and other constituencies; and

•	inefficiencies associated with the integration and management of the operations of the Combined Group.

The BAT Group will be required to devote significant management attention and resources to integrating the business practices and operations of the BAT Group and the RAI Group, which may result in diversion of the attention of each group’s management and employees from ongoing operations, the lack of personnel or other resources to pursue other potential business opportunities and the disruption of, or the loss of momentum in, each group’s ongoing businesses.

BAT and RAI expect to incur significant costs associated with the Proposed Acquisition and combining the operations of the two groups. The significant costs associated with the Proposed Acquisition include, among others, fees and expenses of financial advisers and other advisers and representatives, certain employment-related costs relating to employees of the RAI Group, fees and expenses related to the Acquisition Facility and the refinancing of the Acquisition Facility, costs of defending any potential litigation related to the Proposed Acquisition, costs of public relations firms engaged in connection with the Proposed Acquisition, filing fees due in connection with filings required under the HSR Act and filing fees and printing and mailing costs for the Prospectus, this Circular and the Form F-4. Some of these costs have already been incurred or may be incurred regardless of whether the Proposed Acquisition is completed, including a portion of the fees and expenses of financial advisers and other advisers and representatives, filing fees under the HSR Act and costs related to the Prospectus, this Circular and Form F-4. The BAT Group will also incur fees and costs related to formulating and implementing integration plans with respect to the two groups, including systems integration costs. While the Directors believe that the costs associated with the Proposed Acquisition and expected synergies have been reasonably estimated, unanticipated events or integration issues may arise which result in a delay or reduction in the benefits anticipated from the Proposed Acquisition, or in costs significantly in excess of those estimated.

If the Combined Group is not able to successfully combine the businesses of the BAT Group and the RAI Group within the anticipated time frame, or at all, the expected synergies and other benefits of the Proposed Acquisition may not be realised fully or at all or may take longer to realise than expected, the combined businesses may not perform as expected and the value of the BAT Shares and BAT ADSs (including the share portion of the Merger Consideration) may be adversely affected. Accordingly, even if the Proposed Acquisition is completed, the contemplated synergies and benefits may not be realised fully, or at all, or may take longer to realise than expected.

1.7	Uncertainties associated with the Proposed Acquisition may cause a loss of the RAI Group’s senior management personnel and other key employees, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion

The Combined Group’s success after Completion will depend in part upon its ability to hire key senior management personnel and employees and to retain key senior management personnel and other key employees of the RAI Group. The employees of the RAI Group may experience uncertainty about their roles within the Combined Group following the Proposed Acquisition. In addition, certain of the RAI Group’s equity incentive and other compensation arrangements contain change of control clauses providing for outstanding equity awards to vest or compensation or benefits to be provided to RAI directors or executive officers either upon an RAI change in control, or in connection with certain terminations of employment on or following an RAI change in control. If completed, the Proposed Acquisition would constitute an RAI change in control for the purposes of these equity incentive and other compensation arrangements, thereby resulting in the settlement of certain outstanding equity awards and, in the event of certain terminations of employment on or following an RAI change in control, giving rise to vesting of certain other outstanding equity awards and other payments in connection with an RAI change in control. Such uncertainty and availability of payments may inhibit the ability to retain key senior management personnel and other key employees following Completion.

26

Accordingly, there can be no assurance that key RAI senior management personnel and other key employees can be retained either prior to or following Completion to the same extent that the RAI Group has previously been able to attract and retain its employees, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion.

1.8	The business relationships of the RAI Group may be subject to disruption due to uncertainty associated with the Proposed Acquisition, which could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group and, following Completion, the Combined Group

Parties with which the RAI Group does business may experience uncertainty associated with the Proposed Acquisition and related transactions, including with respect to current or future business relationships with the RAI Group or, following Completion, the Combined Group. The business relationships of the RAI Group may be subject to disruption as customers, distributors, suppliers, vendors and others may attempt to negotiate changes in existing business relationships or consider entering into business relationships with parties other than the RAI Group or, following Completion, the Combined Group. These disruptions could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion, including an adverse effect on the Combined Group’s ability to realise the expected synergies and other benefits of the Proposed Acquisition. The risk, and adverse effect, of any disruption could be exacerbated by a delay in Completion or termination of the Merger Agreement.

1.9	The Merger Agreement subjects the BAT Group and the RAI Group to restrictions on their respective business activities prior to Completion

The Merger Agreement subjects the BAT Group and the RAI Group to restrictions on their respective business activities and obligates the BAT Group and the RAI Group to generally operate their respective businesses in the ordinary course in all material respects consistent with past practice prior to Completion. These restrictions could prevent the BAT Group and the RAI Group from pursuing attractive business opportunities that arise prior to Completion and are outside the ordinary course of business, or otherwise have an adverse effect on the BAT Group’s or the RAI Group’s results of operations, cash flows and financial position.

1.10	The Proposed Acquisition may be subject to litigation, which could delay the Proposed Acquisition and prevent Completion.

Members of the BAT Group and the RAI Group may in the future be party to legal proceedings and claims related to the Proposed Acquisition. Legal challenges to the Proposed Acquisition could result in an injunction, preventing or delaying Completion.

1.11	The exchange ratio is fixed and will not be adjusted in the event of any change in the market price of BAT ADSs, BAT Shares or RAI Shares. Because the market price of BAT ADSs and BAT Shares may fluctuate, the value of the Merger Consideration that BAT will be required to pay in the Proposed Acquisition is uncertain

In the Proposed Acquisition, each RAI Share (other than any RAI Shares owned by the BAT Group or RAI Shares owned by RAI Shareholders who have properly asserted and not lost or effectively withdrawn a demand for appraisal rights pursuant to Article 13 of the NCBCA) automatically will be converted into the right to receive the Merger Consideration, consisting of (1) a number of BAT ADSs representing 0.5260 of a New BAT Share, plus (2) $29.44 in cash, without interest. No fractional New BAT ADSs will be issued in the Proposed Acquisition, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADS (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADSs).

Though the cash portion of the Merger Consideration is known, because the exchange ratio is fixed and will only be adjusted in certain limited circumstances (including recapitalisations, reclassifications, share splits or combinations, exchanges, mergers, consolidations or readjustments of shares, or share dividends or similar transactions involving BAT or RAI), the value of the share portion of the Merger Consideration will depend on the market price of BAT ADSs, BAT Shares and RAI Shares at the time of Completion. The exchange ratio will not be adjusted for changes in the market price of BAT ADSs, BAT Shares or RAI Shares or in exchange rates between the date of signing the Merger Agreement and Completion. There will be a lapse of time between the date on which RAI Shareholders vote on the Merger Agreement at the RAI Special Meeting and the date on which RAI Shareholders entitled to

27

receive New BAT ADSs actually receive such New BAT ADSs. The value of the share portion of the Merger Consideration has fluctuated since the date of the announcement of the Proposed Acquisition and will continue to fluctuate from the date of the Prospectus to the date of Completion and thereafter. The closing price per RAI Share on the NYSE as at 20 October 2016, the last trading date before the public announcement of the Proposed Acquisition, was $47.17, and the closing price per RAI Share has fluctuated as high as $67.73 and as low as $52.67 since that date and 12 June 2017, the Latest Practicable Date. The closing price of BAT ADSs on the NYSE MKT as at 20 October 2016, the last trading day before the public announcement of BAT’s proposal to merge with RAI, was $59.07 (after giving effect to the BAT ADS ratio change as at 14 February 2017), and the closing price per BAT ADS has fluctuated as high as $73.28 and as low as $52.97 since that date and 12 June 2017, the Latest Practicable Date. The closing price of BAT Shares on the LSE as at 20 October 2016, was £48.03, and the closing price per BAT Share has fluctuated as high as £56.43 and as low as £42.59 since that date and 12 June 2017, the Latest Practicable Date. Accordingly, at the time of the General Meeting, the value of the share portion of the Merger Consideration will not be known. Share price changes may result from a variety of factors, including, among others, general market and economic conditions, changes in the BAT Group’s and the RAI Group’s respective operations and prospects, cash flows, and financial position, foreign exchange fluctuations, any potential shareholder litigation related to the Proposed Acquisition, market assessments of the likelihood of Completion, the timing of the Proposed Acquisition, regulatory considerations, the anticipated dilution to holders of BAT Shares and BAT ADSs as a result of the issuance of the share portion of the Merger Consideration and results of smoking and health litigation. Therefore as the market price of BAT ADSs, BAT Shares and RAI Shares may fluctuate, the value of the Merger Consideration that BAT will be required to pay in the Proposed Acquisition is uncertain. BAT Shareholders and RAI Shareholders are urged to obtain current market quotations for BAT ADSs, BAT Shares and RAI Shares.

1.12	The Merger Agreement limits the ability of BAT to pursue alternatives to the Proposed Acquisition prior to Completion

The Merger Agreement contains provisions that make it more difficult for BAT to pursue alternatives to the Proposed Acquisition prior to Completion and limits the ability of BAT to terminate the Merger Agreement. These provisions include a general prohibition on BAT from soliciting alternatives to the Proposed Acquisition and, subject to certain exceptions, entering into discussions relating to an alternative to the Proposed Acquisition. The Merger Agreement also contains provisions that make it more difficult for the Board to withhold, withdraw or qualify its recommendation that BAT Shareholders approve the Merger Agreement. Subject to certain rights to match the terms of proposed alternative transactions, the Board may withhold or withdraw its recommendation only if it determines in good faith that the failure to withhold or withdraw its recommendations would be inconsistent with its fiduciary duties to BAT Shareholders under applicable law. See Part V (Summary of the principal terms and conditions of the Merger Agreement) of this document.

Even if the Board withholds, withdraws or qualifies its recommendation with respect to the Merger Agreement, in accordance with the terms and conditions of the Merger Agreement, BAT will still be required to submit the approval of the Merger Agreement to a vote by its shareholders at the General Meeting, unless the Merger Agreement is terminated prior to the date of the General Meeting in accordance with its terms.

In certain cases, upon termination of the Merger Agreement following a withholding, withdrawal or qualification of the recommendation of the Board, BAT will be required to pay to RAI a termination fee of $1 billion.

If the Merger Agreement is terminated and BAT determines to seek another business combination, BAT may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Proposed Acquisition. In certain circumstances, a termination fee of $1 billion may be payable by BAT if the Merger Agreement is terminated and BAT enters into a definitive agreement with respect to an alternative transaction (see Part V (Summary of the principal terms and conditions of the Merger Agreement) of this document).

1.13	BAT may waive one or more conditions to the Proposed Acquisition without resoliciting shareholder approval for the Proposed Acquisition

Certain conditions to BAT’s obligations to complete the Proposed Acquisition may be waived, in whole or in part, to the extent legally permissible, either unilaterally or by agreement of BAT and RAI. In the event that any such waiver does not require resolicitation of shareholders, the parties will have the discretion to complete the Proposed Acquisition without seeking further shareholder approval.

28

1.14	The substantial additional indebtedness that the BAT Group will incur in connection with the Proposed Acquisition could adversely affect the BAT Group’s, and following Completion, the Combined Group’s, financial position, including by decreasing the BAT Group’s, and following Completion, the Combined Group’s, business flexibility and resulting in a further reduction of the BAT Group’s, and following Completion, the Combined Group’s credit rating

Following Completion, the Combined Group will have substantially increased debt compared to the BAT Group’s historical level of debt. The BAT Group’s consolidated net debt was £16.8 billion as at 31 December 2016. The BAT Group’s pro forma net debt as at 31 December 2016 if the Proposed Acquisition had been completed on 31 December 2016, would have been approximately £46.1 billion, of which £25.2 million, or 51%, of the estimated pro forma gross interest bearing debt of the BAT Group following the Proposed Acquisition would have been at variable rates of interest as at 31 December 2016. BAT expects to incur approximately $38 billion of additional debt in connection with the Proposed Acquisition, as a result of financing to complete the Proposed Acquisition and debt assumed in the Proposed Acquisition. This increased level of debt could have the effect, among other things, of reducing the Combined Group’s flexibility to respond to changing business and economic conditions and will have the effect of increasing the Combined Group’s interest expense thereby tightening restrictive covenants under BAT’s revolving credit facility agreement. In addition, the amount of cash required to service the Combined Group’s increased debt levels and increased aggregate dividends following Completion and thus the demands on the Combined Group’s cash resources will be greater than the amount of cash flows required to service the BAT Group’s debt and pay dividends prior to the Proposed Acquisition. The increased levels of debt and dividends following Completion could also reduce funds available for the Combined Group’s investments in research and development and capital expenditures, share repurchases and other activities and may create competitive disadvantages for the Combined Group relative to other companies with lower debt levels.

The BAT Group’s credit rating impacts the cost and availability of future borrowings and, accordingly, the BAT Group’s cost of capital. The BAT Group’s credit rating reflects each credit rating organisation’s opinion of the BAT Group’s financial strength, operating performance and ability to meet the BAT Group’s debt obligations. Following the announcement of the Proposed Acquisition, Standard & Poor’s Ratings Services downgraded the BAT Group’s long-term rating from A- to BBB+ and reaffirmed BAT’s A-2 short term rating and Moody’s Investors Service downgraded the BAT Group’s long-term rating from A3 to Baa2 and reaffirmed the BAT Group’s P-2 short term rating. The reduction in the BAT Group’s credit rating by Standard & Poor’s Ratings Services and Moody’s Investors Service and any further reduction may limit the BAT Group’s ability to borrow at interest rates consistent with the interest rates that have been available to the BAT Group prior to the Proposed Acquisition. If the BAT Group’s credit rating is reduced further, the BAT Group may not be able to sell additional debt securities or borrow money in the amounts, at the times or interest rates or upon the more favourable terms and conditions that might be available if the BAT Group’s current credit rating is maintained. Any impairment of the BAT Group’s ability to obtain future financing on favourable terms could have an adverse effect on the BAT Group’s ability to finance the cash portion of the Merger Consideration with the issuance of debt securities or another alternative to the Acquisition Facility on terms more favourable than under the Acquisition Facility, or to refinance the Acquisition Facility if drawn.

In addition, future borrowings under circumstances in which the Combined Group’s debt is rated below investment grade may contain further restrictions that impose significant restrictions on the way the Combined Group operates following the Proposed Acquisition.

1.15	BAT Shareholders and RAI Shareholders will have a reduced ownership and voting interest in the Combined Group than they currently have in BAT and RAI, respectively

Following Completion, BAT Shareholders and RAI Shareholders will own a smaller percentage of the Combined Group than they currently own of BAT and RAI, respectively. Based on the number of RAI Shares and BAT Shares in issue at the Latest Practicable Date and the total number of RAI Shares that are expected to be settled for BAT ADSs in connection with the Proposed Acquisition, it is expected that, immediately following Completion, existing BAT Shareholders will own approximately 81% of the Combined Group and former RAI Shareholders will own approximately 19% of the Combined Group’s share capital (excluding BAT Treasury Shares). As a consequence, the number of voting rights which can be exercised and the influence which may be exerted by shareholders in respect of the Combined Group will be reduced.

29

1.16	The Combined Group may have to make additional contributions following Completion to fund the RAI Group’s pension and other post-retirement benefit plans, in addition to the BAT Group’s pension plans

The BAT Group and the RAI Group currently maintain and contribute to defined benefit pension plans and other post-retirement benefit plans that cover various categories of employees and retirees. The obligation to make contributions to fund benefit obligations under these pension and other post-retirement benefit plans is based on actuarial valuations, which are based on certain assumptions, including the long-term return on plan assets and discount rate. The Combined Group may have to make additional contributions following Completion to fund the RAI Group’s pension and other post-retirement benefit plans, in addition to any such BAT Group pension plans. Additional contributions could have an adverse effect on the cash flows of the Combined Group.

2.	Material risks relating to the BAT Group which will be impacted by the Proposed Acquisition

2.1	Completion will result in the BAT Group becoming subject to US regulations which are different from the regulations to which the BAT Group is currently subject. Current and future US regulations could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion

Prior to Completion, the BAT Group’s main exposure to the US market is limited to its ownership of RAI Shares. Following Completion, the BAT Group’s exposure to the impact of a wide variety of US federal, state and local laws would increase (by virtue of BAT’s beneficial ownership of 100% of the shareholding of RAI). Any such existing or future additional regulations will pose an increased compliance burden for the BAT Group and, particularly where supplemented by new regulations, this could lead to higher costs and greater complexity, and potential reputational damage, product recall, regulatory sanctions or fines in connection with inadvertent breach. The enactment of unduly onerous and restrictive regulation may also adversely affect BAT’s share price and could have a material adverse effect on the results of operations, cash flows and financial position of the Combined Group.

These regulations include limitations on the advertising, sale and/or use of tobacco products in the United States. For example, there are US local laws that prohibit the sale of certain tobacco products, certain types of marketing practices, such as consumer coupons, or the consumption of cigarettes and other tobacco products in restaurants and other public places. Private businesses also have adopted policies that prohibit or restrict, or are intended to discourage, smoking and tobacco use. These US laws and regulations could result in a decline in the overall sales volume of tobacco products in the United States, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group.

Following Completion, the Combined Group will be subject to, among others, the following US laws and regulations:

FDA regulations

The FDA has broad authority over the manufacture, sale, marketing and packaging of tobacco products. Regulations issued by the FDA could, among other things, result in a decrease in cigarette and smokeless tobacco product sales in the United States, including sales of the Combined Group’s brands, and may increase the costs of operations of the Combined Group following Completion.

For example, the ability of the Combined Group to introduce new tobacco products in the United States could be adversely affected by FDA rules and regulations. Under the FDA Tobacco Act, for a manufacturer to launch a new tobacco product or modify an existing tobacco product after 22 March 2011, the manufacturer must obtain an order from the FDA’s Center for Tobacco Products (the “CTP”), allowing the new or modified product to be marketed. Similarly, a manufacturer that introduced a product between 15 February 2007 and 22 March 2011, was required to file a substantial equivalence report with the CTP demonstrating either (1) that the new or modified product had the same characteristics as a product commercially available as at 15 February 2007, referred to as a predicate product, or (2) if the new or modified product had different characteristics than the predicate product, that it did not raise different questions of public health. A product subject to such report is referred to as a provisional product. A manufacturer may continue to market a provisional product unless and until the CTP issues an order that the provisional product is not substantially equivalent (“NSE”), in which case the FDA could then require the manufacturer to remove the provisional product from the market. On 15 September 2015, the CTP issued four NSE orders to RJR Tobacco Company, determining that

30

four cigarette styles were not substantially equivalent to their respective predicate products, and ordering that RJR Tobacco Company immediately stop all distribution, importation, sale, marketing and promotion of these provisional products. RJR Tobacco Company has complied with these NSE orders. Although the sales of the provisional products subject to the foregoing NSE orders are not material to RJR Tobacco Company, substantially all of the RAI Group’s products currently on the market are provisional products. If the CTP were to issue NSE orders with respect to other provisional products of the RAI Group such orders, if not withdrawn or invalidated, would have an adverse impact on the sales of the products subject to the orders, and could have an adverse impact on the results of operations, cash flows and financial position of the RAI Group, and, following Completion the Combined Group.

On 27 August 2015 the FDA sent a warning letter to the RAI Group’s operating subsidiary SFNTC, claiming that SFNTC’s use of the terms “Natural” and “Additive Free” in the product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes violates the FDA Tobacco Act. Pursuant to an agreement entered into with the FDA, SFNTC has committed to phasing out use of the terms “Natural” and “Additive Free” from product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes on an established timeframe. While SFNTC may continue to use the term “Natural” in the NATURAL AMERICAN SPIRIT brand name and trademarks, SFNTC’s scheduled deletion of the terms “Natural” and “Additive Free” from the labelling and advertising of its NATURAL AMERICAN SPIRIT cigarettes could have an adverse effect on the sale of such cigarettes and, as a result, on the results of operations, cash flows and financial position of the RAI Group and, following Completion, the Combined Group.

Further, the FDA may seek to require the reduction of nicotine levels under the FDA Tobacco Act and also may require the reduction or elimination of other constituents. For instance, the FDA has proposed a rule that, if adopted, would require the reduction, over a three-year period, of the levels of N- nitrosonornicotine (“NNN”) contained in smokeless tobacco products. The adoption of this proposed rule is currently suspended by virtue of a federal regulatory freeze imposed by the US President. It is not known whether or when this proposed rule will be adopted, and, if adopted, whether the final rule will be the same as or similar to the proposed rule. If the proposed rule is adopted, however, in its current form (or in a form substantially similar to its current form), compliance or the inability to comply could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group.

FDA regulations in relation to Next Generation Products

The FDA may also issue other regulations that, among other things, make it more difficult for the Combined Group to grow its e-cigarette business in the United States or that limit the level of nicotine in cigarettes made, sold or marketed in the United States. On 10 May 2016, the FDA issued a final regulation deeming e-cigarettes and certain other tobacco products to be subject to the FDA’s regulatory authority under the FDA Tobacco Act. As a result, such newly “deemed” tobacco products will be subject to many of the same requirements of the FDA Tobacco Act that currently apply to cigarettes and smokeless tobacco products. Under the final regulation, any newly “deemed” tobacco products, including e-cigarettes that were not on the market as at 15 February 2007 will be considered a new tobacco product subject to premarket review by the FDA. Neither RJR Vapor’s VUSE e-cigarette, nor virtually any other e-cigarette, was on the market as at such date. As a result, e-cigarette manufacturers, including RJR Vapor and, following Completion, the Combined Group will not be able to utilise the substantial equivalence pathway for clearing these products, but instead will have to file premarket tobacco product applications. These applications must be filed by 8 August 2018, for e-cigarette products in the market as at 8 August 2016. A manufacturer that files a premarket application for such a product may continue to market the product for a certain period of time pending the FDA’s review of the application. For products that were not in the market by 8 August 2016, manufacturers must file and await clearance of such premarket applications before placing such products into commerce.

For the FDA to clear a premarket tobacco product application covering an e-cigarette, the applicant must show that the marketing of the e-cigarette would be appropriate for the protection of the public health. At present, there is substantial uncertainty over how the FDA will interpret that standard when determining whether to clear an e-cigarette premarket tobacco application. If following Completion, the Combined Group is unable to obtain FDA clearance, or obtains FDA clearance on a delayed basis, of premarket applications for VUSE and other e-cigarette products, then there could be an adverse effect on the results of operations, cash flows, and financial position of the Combined Group.

31

Regulations banning or materially restricting the use of menthol in tobacco products

As a result of the Proposed Acquisition the Combined Group will acquire RJR Tobacco Company’s NEWPORT brand, and other menthol brands, which represent a substantial portion of RAI’s total consolidated net sales. The RAI Group estimates that approximately 50% of its total consolidated net sales were attributable to menthol cigarettes for the year ended 31 December 2016. The FDA may adopt regulations banning or severely restricting the use of menthol in tobacco products or the sale of menthol cigarettes. See “Under the Merger Agreement, BAT, through its subsidiaries, will acquire RJR Tobacco Company’s NEWPORT brand, the leading US menthol cigarette brand; however, any action by the FDA or any other governmental authority that could have the effect of banning or materially restricting the use of menthol in tobacco products would not give rise to a right to terminate the Merger Agreement” at paragraph 1.3 of Part II (Risk Factors) of this Circular.

Advertising and marketing of tobacco products

The RAI Group is, and, following Completion, the Combined Group will be, subject to significant limitations on the advertising and marketing of tobacco products in the United States. Additional such regulation could harm the value of the RAI Group and, following Completion, the Combined Group’s existing brands and ability to launch new brands. In the United States, television and radio advertisements of cigarettes have been prohibited since 1971, and television and radio advertisements of smokeless tobacco products have been prohibited since 1986. Under the master settlement agreement dated 23 November 1998 between 46 US states, the District of Columbia and five US territories and various tobacco manufacturers, including RJR Tobacco Company, B&W and Lorillard Tobacco (the “MSA”), resolving various state healthcare cost recovery claims, RJR Tobacco Company and SFNTC, cannot use billboard advertising, cartoon characters, sponsorship of certain events, non-tobacco merchandise bearing their brand names and various other advertising and marketing techniques. The MSA also prohibits targeting of youth in advertising, promotion or marketing of tobacco products, including the smokeless tobacco products of RJR Tobacco Company. Although these restrictions were intended to ensure that tobacco advertising was not aimed at young people, some of the restrictions also may limit the ability of the RAI Group and, following Completion the Combined Group, to communicate with adult tobacco consumers in the United States.

US securities laws

As a result of the registration of the BAT Shares with the SEC, BAT will be subject to US securities laws and other US laws and regulations, including the US Foreign Corrupt Practices Act of 1977 (the “FCPA”), which upon Completion will apply to the Combined Group’s worldwide activities and the Sarbanes Oxley Act of 2002 as a foreign private issuer. These regulations are different from the regulations to which BAT is currently subject and therefore pose an increased compliance burden on the BAT Group. While the BAT Group continuously seeks to improve its systems of internal controls and to remedy any weaknesses identified, there can be no assurance that the policies and procedures will be followed at all times or effectively detect and prevent violations of applicable laws, including the FCPA.

Any additional regulations issued by the FDA or any additional US federal, state or local laws could have a material adverse effect on the results of operations, cash flows and financial position of the Combined Group.

2.2	As a result of the Proposed Acquisition, the Combined Group’s exposure to risks related to the US cigarette market will increase, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion

Following Completion the Combined Group’s exposure to the US cigarette market and the related commercial risks, will increase (by virtue of BAT’s ownership of 100% of RAI’s equity). The RAI Group is dependent on the US cigarette market, which is expected to continue to decline. The RAI Group’s combustible cigarette brands include and, following Completion, the Combined Group’s US combustible cigarette brands will include, among others, NEWPORT, CAMEL, PALL MALL and NATURAL AMERICAN SPIRIT. For the year ended 31 December 2016, the RAI Group’s sales in the United States attributable to combustible cigarettes represented approximately 89% of its 2016 consolidated net sales. The Combined Group’s sales in the United States attributable to combustible cigarettes would have represented approximately 34% of the Combined Group’s pro forma net sales for the year ended 31 December 2016, assuming the Proposed Acquisition had occurred on 1 January 2016.

32

The Combined Group’s exposure to the decline of US cigarette consumption will increase. Such consumption has declined for a variety of factors, including, for example, price increases, restrictions on advertising and promotions, smoking prevention campaigns, increases in regulation and excise taxes, health concerns, a decline in the social acceptability of smoking, increased pressure from anti-tobacco groups, and migration to smokeless products. Management Services Associates Inc. (“MSAi”) reported that, on a year-on-year basis, US cigarette shipments declined 2.4% in 2016, 0.1% in 2015 and 3.2% in 2014. US cigarette consumption is expected to continue to decline and any such decline or the transition of adult tobacco consumers away from premium cigarette brands in the US could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group.

In addition, the RAI Group is dependent on premium cigarette brands, such as NEWPORT, with premium brands accounting for approximately 73% of the cigarette volume of subsidiaries of the RAI Group in 2016. As a result, the RAI Group is and, following Completion, the Combined Group will be susceptible to consumer price sensitivities and adverse financial or economic conditions could increase the number of consumers switching to a lower-priced brand.

As a result of increased exposure to the US cigarette market, the Combined Group’s exposure to risks such as the inability to keep up with competitor actions, and the inability to raise prices to compensate for declines in sales volumes and increases in excise taxes will also increase. For more information on risks related to BAT’s increased exposure to the US cigarette market following Completion see, “Completion will result in BAT becoming subject to US regulations which are different from the regulations to which BAT is currently subject. The additional regulations could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion” set out above.

2.3	Following Completion, the Combined Group will be subject to the significant tobacco-related and other litigation which is pending against certain members of the RAI Group that could substantially reduce the Combined Group’s profitability and could severely impair liquidity

There are a number of legal and regulatory actions, proceedings and claims against the RAI Group related to tobacco products pending in a number of jurisdictions, including the United States and Canada, which, following Completion, in addition to the legal and regulatory actions, proceedings and claims against the BAT Group, the Combined Group will be subject to (by virtue of BAT’s ownership of 100% of RAI’s equity). These proceedings comprise claims for personal injury (both individual claims and class actions) and claims for economic loss arising from the treatment of smoking and health-related diseases (such as medical recoupment claims brought by local governments). There are also ongoing proceedings that are not directly related to tobacco products. These various proceedings could give rise to material liability.

On 31 March 2017, there were 288 cases pending against RJR Tobacco Company (including as successor to Lorillard Tobacco in connection with the Lorillard Merger), American Snuff Co., SFNTC, RJR Vapor, RAI, Lorillard Tobacco, other RAI affiliates, and indemnitees, including but not limited to B&W (together, the “Reynolds Defendants”): 271 in the United States and 17 in Canada (not including the approximately 564 individual smoker cases pending in West Virginia state court as a consolidated action, 2,777 Engle Progeny cases, involving approximately 3,570 individual plaintiffs, and 2,352 Broin II cases).

The tobacco-related legal actions range from individual lawsuits to class-actions and other aggregate claim lawsuits. For example, in Engle v. R. J. Reynolds Tobacco Co, involving RJR Tobacco Company and B&W, the Florida Supreme Court issued a ruling that, while determining that the case could not proceed further as a class action, permitted members of the Engle class to file individual claims, including claims for punitive damages, through 11 January 2008. The decision preserved several of the Engle jury findings for use in adjudicating these subsequent individual actions, which are now known as Engle Progeny cases. As at 31 March 2017, RJR Tobacco Company had been served in 2,777 pending Engle Progeny cases filed on behalf of approximately 3,570 individual plaintiffs. Many of these are in active discovery or nearing trial. In all Engle Progeny cases tried to date, a central issue has been the proper use of the preserved Engle findings. RJR Tobacco has argued that the use of the Engle findings to establish individual elements of claims (such as defect, negligence and concealment) is a violation of federal due process. In 2013, both the Florida Supreme Court and the US Court of Appeals for the Eleventh Circuit rejected that argument. The Engle Progeny cases have resulted in increased litigation and trial activity, including an increased number of adverse verdicts, and increased

33

expenses. Since the beginning of 2014 through 31 March 2017, RJR Tobacco Company and Lorillard Tobacco cumulatively paid $246 million in compensatory and punitive damages and $94.7 million for attorneys’ fees and statutory interest, for a total of $340.7 million, in these cases. In addition, outstanding jury verdicts in favour of the Engle Progeny plaintiffs had been entered against RJR Tobacco Company or Lorillard Tobacco for $197.8 million in compensatory damages (as adjusted) and $220.7 million in punitive damages, a total of $418.6 million. All of these verdicts are in various stages in the appellate process and have been bonded as required by Florida law under the $200 million bond cap passed by the Florida legislature in 2009. Bills are pending in the Florida legislature that would repeal the existing $200 million bond cap. Such a repeal, depending upon the amount of any adverse judgement, could increase the amount RJR Tobacco Company would be required to bond. Although RJR Tobacco Company cannot currently predict when or how much it may be required to bond and pay, RJR Tobacco Company will likely be required to bond and pay additional judgements as the litigation proceeds.

Class-action suits have been filed in a number of states against individual cigarette manufacturers, including B&W, RJR Tobacco Company and RAI, alleging that the use of the terms “lights” and “ultra-lights” constitutes unfair and deceptive trade practices. In addition, several class actions have been filed against SFNTC and RAI asserting that use of the terms “natural”, “additive-free” and “organic” in the product labelling and advertising for SFNTC’s NATURAL AMERICAN SPIRIT cigarette brand violates state disclosure, and deceptive and unfair trade practice, statutes.

Furthermore, the RAI Group is and, following Completion, the Combined Group will be, subject to substantial payment obligations under the MSA and the state settlement agreements with the states of Mississippi, Florida, Texas and Minnesota (the MSA and such settlement agreements, collectively “State Settlement Agreements”). RAI’s operating subsidiaries’ expenses and payments under the State Settlement Agreements for 2016 amounted to $2,727 million in respect of settlement expenses and $3,042 million in respect of settlement cash payments. RAI’s operating subsidiaries’ projected expenses and payments under the State Settlement Agreements for 2017 and 2018, and thereafter, amount to greater than $3,000 million per year in respect of projected settlement expenses and, in respect of projected settlement cash payments, greater than $2,700 million in respect of 2017 and greater than $3,000 million per year in respect of 2018 and thereafter.

In addition, in the United States, B&W is a defendant in a number of product liability cases. The total number of US tobacco product liability cases pending as at 31 March 2017 involving B&W was approximately 4,834 (compared to approximately 4,925 as at 31 December 2016). Since many of these pending cases seek unspecified damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of US dollars. Although the BAT Group currently has the benefit of an indemnity from RJR Tobacco Company with respect to all of the 4,834 cases involving B&W, following Completion this indemnity would be between members of the Combined Group, and as such the Combined Group would not benefit from an indemnification by an external party.

Following Completion, the Combined Group’s consolidated results of operations, cash flows and financial position could be materially affected in a particular fiscal quarter or fiscal year by an unfavourable outcome of certain pending or future litigation against the RAI Group or the BAT Group, including through exposure to substantial liabilities as a result of such outcomes. This, in turn, could materially increase costs, including costs associated with bringing proceedings and defending such claims, which includes exposure to adverse costs orders. Any negative publicity resulting from these claims may adversely affect the Combined Group’s reputation following Completion.

34

PART III

HISTORICAL FINANCIAL INFORMATION OF THE RAI GROUP

Section A: Historical financial information of the RAI Group

The audited consolidated financial statements for the RAI Group for the years ended 31 December 2016, 2015 and 2014, together with the independent audit reports in respect of those financial statements, the audited consolidated financial statements for the RAI Group for the years ended 31 December 2015, 2014 and 2013, together with the independent audit report in respect of those financial statements and the unaudited consolidated financial statements for the RAI Group for the three months ended 31 March 2017, are incorporated by reference from Appendix 2 (RAI’s Financial Statements) of the Prospectus. The financial information relating to the RAI Group in this document and incorporated by reference has been prepared in accordance with US GAAP.

35

Section B: Unaudited reconciliations of the RAI Group’s historical financial information

1.	Unaudited reconciliations of the RAI Group’s historical financial information to BAT’s accounting policies

The following unaudited reconciliations summarise the material adjustments which reconcile the RAI Group’s consolidated net income (profit for the period) for the three months ended 31 March 2017 and each of the three years ended 31 December 2016, 2015 and 2014, as well as the balance sheet (total equity) as at 31 March 2017, 31 December 2016, 2015 and 2014, as previously reported by the RAI Group, to estimate those that would have been reported had the RAI Group applied the accounting policies used by the BAT Group in the preparation of its consolidated financial statements for the three months ended 31 March 2017 and the years ended 31 December 2016, 2015 and 2014.

These differences relate to methods for recognition and measurement of the amounts shown in the consolidated financial statements. The reconciliation does not seek to reflect any changes to the judgements made by RAI in preparing the underlying RAI Group financial information and does not reflect any fair value adjustments which the Board will need to make as a result of the Proposed Acquisition or would have made had the Proposed Acquisition happened at any other date during the historical period shown.

The following unaudited reconciliations present the effect of the material differences between the RAI Group’s accounting policies (using US GAAP) and the BAT Group’s accounting policies (using IFRS (EU)); the adjustment to the balance sheet (total equity) is a cumulative adjustment whereas the net income adjustment represents the effect for the accounting period only and therefore does not correspond with the total equity adjustment amount for the corresponding accounting period.

1.1	Unaudited reconciliation of the RAI Group’s profit for the period ended 31 March 2017 and the years ended 31 December 2016, 2015 and 2014

	For the three months ended 31 March 2017	For the year ended 31 December
(in $ millions)		2016	2015	2014

Net income for the period attributable to RAI as reported by RAI (US GAAP)[1]	780	6,073	3,253	1,470

Adjusted for differences from BAT accounting policies:

Inventory – LIFO[2]	2	(9)	(30)	(1)

Defined benefit plans[3]	(21)	(72)	35	181

Consolidated profit for the period attributable to RAI under BAT accounting policies (IFRS (EU))	761	5,992	3,258	1,650

1	The consolidated profit of the RAI Group for the years ended 31 December 2016, 2015 and 2014 has been extracted without material adjustment from the RAI Group’s consolidated financial statements for each of the respective years included in RAI’s Annual Report on Form 10-K for the year ended 31 December 2016. The consolidated profit of the RAI Group for the three months ended 31 March 2017 has been extracted without material adjustment from the RAI Group’s consolidated financial statements included within RAI’s Quarterly Report on Form 10-Q for the quarterly period ended 31 March 2017.

2	Under US GAAP, the RAI Group has historically accounted for the cost of tobacco inventories principally under the last-in, first-out, (“LIFO”) method. The LIFO method of accounting for inventory is not allowed under IFRS (EU) and BAT accounts for these inventories based on the weighted average cost method. Consequently, the RAI Group’s LIFO charge/(gain) to raw materials and consumables used during the year ended 31 December 2016 of $15 million (2015: $50 million; 2014: $2 million; Q1 2017: $(4) million) has been adjusted with a related impact to income taxes of $6 million (2015: $20 million; 2014: $1 million; Q1 2017: $2 million).

3	Under US GAAP the expected return on pension plan assets is used to calculate the return component of net periodic benefit costs, with the difference between the actual and expected rate of return recognised as a component of actuarial (gains) losses within accumulated other comprehensive income with subsequent recognition in operating results to the extent the net (gains) losses are in excess of the corridor. Under IFRS (EU) as applied by BAT, net interest cost on defined benefit plans, a component of defined benefit costs, is calculated by applying the discount rate assumption to the net defined benefit liability. The difference between actual return on plan assets and the component of net interest derived from plan assets is recognised in accumulated other comprehensive income as a component of remeasurement gains and losses. IFRS (EU) does not permit recognition of remeasurement gains and losses in profit in current or future periods.

As a result, employee benefit costs for the year ended 31 December 2016 reflects an adjustment to increase the charge by $80 million (2015: $98 million decrease; 2014: $340 million decrease; Q1 2017: $41 million). This comprises a combination of a debit to net periodic benefit cost of $125 million (2015: $148 million; 2014:

36

$112 million; Q1 2017: $41 million) and the reversal of the RAI Group’s “mark to market” adjustment to record actuarial gains in excess of corridor amounting to $45 million in 2016 (2015: $246 million; 2014: $452 million; Q1 2017: $nil). The related impact to taxation on ordinary activities is $32 million (2015: $39 million; 2014: $135 million; Q1 2017: $16 million).

Under US GAAP, prior service costs are recognised in accumulated other comprehensive income at the date of the adoption of the plan amendment and then amortised into income. Under IFRS (EU), prior service costs cannot be spread over a future service period but rather are recognised immediately. Accordingly, employee benefit costs for the year ended 31 December 2016 reflects adjustment to increase (decrease) the charge by $39 million (2015: $39 million; 2014: $39 million; Q1 2017: $(8) million) to reverse prior service cost gains which were amortised to income in the period. The related impact to taxation on ordinary activities is $15 million (2015: $15 million; 2014: $15 million; Q1 2017: $4 million).

1.2	Unaudited reconciliation of the RAI Group’s consolidated income statement under BAT Group accounting policies and income statement presentation for the year ended 31 December 2016

		Reclassifications and US GAAP to IFRS (EU) adjustments
(in millions)	Historical RAI (US GAAP)[2]	Reclassifications[3]	LIFO Inventories[4]	Pensions[5,6]	Revenue recognition[7]	Adjusted RAI (IFRS (EU))	Adjusted RAI (IFRS (EU))[8]
Net sales	$12,277[1]	$(12,277)	$-	$-	$-	$-	£-
Net sales, related party	226	(226)	-	-	-	-	-
Revenue	-	12,503	-	-	8	12,511	9,233
Raw materials and consumables used	-	(4,594)	(15)	-	(8)	(4,617)	(3,407)
Changes in inventories of finished goods and work in progress	-	(15)	-	-	-	(15)	(11)
Cost of products sold	(4,841)[1]	4,841	-	-	-	-	-
Employee benefit costs	-	(821)	-	(119)	-	(940)	(694)
Selling, general and administrative expenses	(1,931)	1,931	-	-	-	-	-
Gain on Divestiture	4,861	(4,861)	-	-	-	-	-
Depreciation, amortisation and impairment costs	-	(123)	-	-	-	(123)	(91)
Amortisation expense	(23)	23	-	-	-	-	-
Other operating income	-	4,861	-	-	-	4,861	3,587
Other operating expenses	-	(1,242)	-	-	-	(1,242)	(916)

Profit from operations	10,569	-	(15)	(119)	-	10,435	7,701
Interest and debt expense	(626)	626	-	-	-	-	-
Interest income	8	(8)	-	-	-	-	-
Other income/expenses, net	(260)	260	-	-	-	-	-
Net finance	-	(878)	-	-	-	(878)	(648)
Share of post-tax results of associates and joint ventures	-	-	-	-	-	-	-

Profit before taxation	9,691	-	(15)	(119)	-	9,557	7,053
Provision for income taxes	(3,618)	3,618	-	-	-	-	-
Taxation on ordinary activities	-	(3,618)	6	47	-	(3,565)	(2,631)

Profit for the year	6,073	-	(9)	(72)	-	5,992	4,422

Attributable to:
Owners of the parent	6,073	-	(9)	(72)	-	5,992	4,422
Non-controlling interests	-	-	-	-	-	-	-

1	Excludes duty, excise and other taxes of $4,343 million (£3,205 million).

2	The RAI Group’s income statement line items are directly extracted without material adjustment from the RAI Group’s consolidated income statement for the year ended 31 December 2016 as set out within RAI’s Form 10-K. The order of the line items may be different from those in the RAI Group’s consolidated income statement to allow each line to be matched to the presentational format of the BAT Group’s consolidated income statement.

3	The classification of certain items presented by the RAI Group under US GAAP has been modified in order to align with the presentation used by BAT under IFRS (EU). Modifications to the RAI Group’s historical income statement presentation include: presentation of “Net sales” and “Net sales, related party” together within revenue; separate presentation of components of cost of sales into raw materials and consumables used, changes in inventories of finished goods and work in progress, employee benefit costs and depreciation, amortisation and impairment costs; separate presentation of components of selling, general and administrative expenses into employee benefit costs, depreciation, amortisation and impairment costs and other operating expenses; presentation of gain on divestiture in other operating income; presentation of amortisation expense and asset impairment charges within depreciation, amortisation and impairment costs; and presentation of interest and debt expense, interest income and other income/expenses (net) within net finance (costs)/income.

37

4	Under US GAAP, the RAI Group has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU), and BAT accounts for these inventories based on the weighted average cost method. Consequently, $139 million and the related benefit to raw materials and consumables used of $15 million, have been adjusted with a related impact to provision for income taxes of $6 million. The net impact to retained earnings is $139 million.

5	Under US GAAP the expected return on pension plan assets is used to calculate the return component of net periodic benefit costs, with the difference between the actual and expected rate of return recognised as a component of actuarial (gains) losses within accumulated other comprehensive income with subsequent recognition in operating results to the extent the net (gains) losses are in excess of the corridor. Under IFRS (EU) as applied by BAT, net interest cost on defined benefit plans, a component of defined benefit costs, is calculated by applying the discount rate assumption to the net defined benefit liability. The difference between actual return on plan assets and the component of net interest derived from plan assets is recognised in accumulated other comprehensive income as a component of remeasurement gains and losses. IFRS (EU) does not permit recognition of remeasurement gains and losses in profit in current or future periods.

As a result, employee benefit costs for the year ended 31 December 2016 reflects an adjustment to increase the charge by $80 million. This comprises a combination of a debit to net periodic benefit cost of $125 million and the reversal of the RAI Group’s “mark to market” adjustment to record actuarial gains in excess of corridor amounting to $45 million in 2016. The related impact to taxation on ordinary activities is $32 million.

6	Under US GAAP, prior service costs are recognised in accumulated other comprehensive income at the date of the adoption of the plan amendment and then amortised into income. Under IFRS (EU), prior service costs cannot be spread over a future service period but rather are recognised immediately. Accordingly, employee benefit costs for the year ended 31 December 2016 reflects an adjustment to increase the charge by $39 million to reverse prior service cost gains which were amortised to income in the period. The related impact to taxation on ordinary activities is $15 million.

7	The RAI Group has deferred certain sales transactions as these constitute bill and hold transactions under US GAAP. Under IFRS (EU) as applied by BAT, these transactions are determined to meet the revenue recognition criteria requiring the transfer of risks and rewards to the customer prior to period end and have been recognised accordingly.

8	The RAI Group’s presentation currency is USD, while BAT’s presentation currency is GBP. Thus, RAI’s adjusted income statement was translated using an exchange rate of £0.73801/$1, which was the mid-market weighted average rate for the year ended 31 December 2016.

1.3	Unaudited reconciliation of the RAI Group’s balance sheet as at 31 March 2017, 31 December 2016, 2015 and 2014

	For the three months ended 31 March 2017	For the year ended 31 December
(in $ millions)		2016	2015	2014
Consolidated total equity as reported by RAI (US GAAP)[1]	21,706	21,711	18,252	4,522
Adjusted for differences from BAT accounting policies:
Inventory – LIFO[2]	87	85	94	124
Consolidated total equity of RAI under BAT accounting policies (IFRS (EU))	21,793	21,796	18,346	4,646

1	The consolidated total equity of the RAI Group as at 31 December 2016, 2015 and 2014 has been extracted without material adjustment from the RAI Group’s consolidated financial statements for each of the respective years included in RAI’s Annual Report on Form 10-K for the year ended 31 December 2016. The consolidated profit of the RAI Group for the three months ended 31 March 2017 has been extracted without material adjustment from the RAI Group’s consolidated financial statements included within RAI’s Quarterly Report on Form 10-Q for the quarterly period ended 31 March 2017.

2	Under US GAAP, RAI has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU), and BAT accounts for these inventories based on the weighted average cost method. Consequently, as at 31 December 2016, $139 million (2015: $154 million; 2014: $204 million; Q1 2017: $143 million) has been adjusted with a related impact to provision for income taxes of $54 million (2015: $60 million; 2014: $80 million; Q1 2017: $56 million). The net impact to retained earnings is $85 million (2015: $94 million; 2014: $124 million; Q1 2017: $87 million).

38

1.4	Unaudited reconciliation of the RAI Group’s consolidated balance sheet under BAT Group accounting policies and balance sheet presentation as at 31 December 2016

		Reclassifications and US GAAP to IFRS (EU) adjustments
(in millions)	Historical RAI (US GAAP)[1]	Reclassifications[2]	LIFO Inventories[3]	Pensions[4]	Revenue recognition[5]	Adjusted RAI (IFRS (EU))	Adjusted RAI (IFRS (EU))
Assets
Non-current assets
Goodwill	$ 15,992	$ (15,992)	$ -	$ -	$ -	$ -	£ -
Trademarks and other intangible assets, net of accumulated amortisation	29,444	(29,444)	-	-	-	-	-
Intangible assets	-	45,463	-	-	-	45,463	36,782
Property, plant and equipment, net	1,348	(1,348)	-	-	-	-	-
Property, plant and equipment	-	1,321	-	-	-	1,321	1,069
Investments in associates and joint ventures	-	-	-	-	-	-	-
Retirement benefit assets	-	-	-	-	-	-	-
Deferred tax assets	-	-	-	-	-	-	-
Other assets and deferred charges	73	(73)	-	-	-	-	-
Trade and other receivables	-	73	-	-	-	73	59
Available-for-sale investments	-	-	-	-	-	-	-
Derivative financial instruments	-	-	-	-	-	-	-

Total non-current assets	46,857	-	-	-	-	46,857	37,910

Current assets
Inventories	1,645	-	139	-	(25)	1,759	1,423
Income tax receivable	-	-	-	-	-	-	-
Accounts receivable	66	(66)	-	-	-	-	-
Accounts receivable, related party	113	(113)	-	-	-	-	-
Other receivables	10	(10)	-	-	-	-	-
Other current assets	353	(353)	-	-	-	-	-
Trade and other receivables	-	542	-	-	-	542	439
Available-for-sale instruments	-	-	-	-	-	-	-
Derivative financial instruments	-	-	-	-	-	-	-
Deferred income taxes, net	-	-	-	-	-	-	-
Cash and cash equivalents	2,051	-	-	-	-	2,051	1,659
Assets classified as held-for-sale	-	-	-	-	-	-	-

Total current assets	4,238	-	139	-	(25)	4,352	3,521

Total assets	51,095	-	139	-	(25)	51,209	41,431

Equity
Capital and reserves
Share capital	-	-	-	-	-	-	-
Paid-in capital	18,285	(18,285)	-	-	-	-	-
Share premium, capital redemption and merger reserves	-	18,285	-	-	-	18,285	14,794
Accumulated other comprehensive loss	(314)	314	-	-	-	-	-
Other reserves	-	(314)	-	88	-	(226)	(183)
Retained earnings	3,740	-	85	(88)	-	3,737	3,023

Owners of the parent	21,711	-	85	-	-	21,796	17,634
Non-controlling interests	-	-	-	-	-	-	-

Total equity	21,711	-	85	-	-	21,796	17,634

39

4		Reclassifications and US GAAP to IFRS (EU) adjustments
(in millions)	Historical RAI (US GAAP)[1]	Reclassifications[2]	LIFO Inventories[3]	Pensions[4]	Revenue recognition[5]	Adjusted RAI (IFRS (EU))	Adjusted RAI (IFRS (EU))
Liabilities
Non-current liabilities
Long-term debt (less current maturities)	12,664	(12,664)	-	-	-	-	-
Borrowings	-	12,664	-	-	-	12,664	10,246
Long-term retirement benefits (less current portion)	1,869	(1,869)	-	-	-	-	-
Retirement benefit liabilities	-	1,869	-	-	-	1,869	1,512
Long-term deferred income taxes, net	9,607	(9,607)	-	-	-	-	-
Deferred tax liabilities	-	9,607	54	-	-	9,661	7,817
Long-term deferred revenue, related party	39	(39)	-	-	-	-	-
Other non-current liabilities	220	(220)	-	-	-	-	-
Other provisions for liabilities and charges	-	39	-	-	(25)	14	11
Trade and other payables	-	82	-	-	-	82	66
Derivative financial instruments	-	-	-	-	-	-	-

Total non-current liabilities	24,399	(138)	54	-	(25)	24,290	19,652

Current Liabilities
Current maturities of long-term debt	501	(501)	-	-	-	-	-
Borrowings	-	501	-	-	-	501	405
Income tax payable	-	-	-	-	-	-	-
Tobacco settlement accruals	2,498	(2,498)	-	-	-	-	-
Other current liabilities	1,036	(1,036)	-	-	-	-	-
Other provisions for liabilities and charges	-	2,636	-	-	-	2,636	2,133
Accounts payable	221	(221)	-	-	-	-	-
Due to related party	7	(7)	-	-	-	-	-
Deferred revenue, related party	66	(66)	-	-	-	-	-
Dividends payable on RAI Shares	656	(656)	-	-	-	-	-
Trade and other payables	-	1,986	-	-	-	1,986	1,607
Derivative financial instruments	-	-	-	-	-	-	-

Total current liabilities	4,985	138	-	-	-	5,123	4,145

Total equity and liabilities	51,095	-	139	-	(25)	51,209	41,431

1	The RAI Group’s balance sheet line items are directly extracted without material adjustment from the RAI Group’s consolidated balance sheet as at 31 December 2016 as set out in RAI’s Annual Report on Form 10-K for the year ended 31 December 2016. The order of the line items may be different from those in the RAI Group’s consolidated balance sheet to allow each line to be matched to the presentational format of the BAT Group’s consolidated balance sheet.

2	The classification of certain items presented by the RAI Group under US GAAP has been modified in order to align with the presentation used by BAT under IFRS (EU). Modification to RAI’s historical balance sheet presentation include: presentation of goodwill within intangible assets; presentation of trademarks and other intangible assets, net of accumulated amortization, within intangible assets; presentation of other assets and deferred charges, other receivables, accounts receivable, accounts receivable (related party) and other current assets together within trade and other receivables (current and non-current as applicable); presentation of tobacco settlement accruals, other current liabilities and liabilities for uncertain tax benefits together within other provisions for liabilities and charges (current); presentation of liabilities for uncertain tax benefits from other noncurrent liabilities to other provisions for liabilities and charges (current); and presentation of accounts payable, due to related party, deferred revenue related party and dividends payable on common stock together within other provisions for liabilities and charges (non-current).

3	Under US GAAP, RAI has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU), and BAT accounts for these inventories based on the weighted average cost method. Consequently, $139 million has been adjusted with a related impact to provision for income taxes of $54 million. The net impact to retained earnings is $85 million.

4

Under US GAAP, prior service costs are recognised in accumulated other comprehensive income at the date of the adoption of the plan amendment and then amortised into income. Under IFRS (EU), prior service costs cannot be spread over a future service period but rather are recognised immediately. Accordingly, accumulated prior

40

service cost gains of $88 million (net of tax) recorded in accumulated other comprehensive income relating to periods prior to and including 2016 have been reclassified to retained earnings.

5	RAI has deferred certain sales transactions as these constitute bill and hold transactions under US GAAP. Under IFRS (EU) as applied by BAT, these transactions are determined to meet the revenue recognition criteria requiring the transfer of risks and rewards to the customer prior to period end and have been recognised accordingly.

6	RAI’s presentation currency is USD, while BAT’s presentation currency is GBP. Thus, RAI’s adjusted balance sheet was translated using an exchange rate of £0.80906/$1, which was the spot rate at 31 December 2016.

41

2.	Accountant’s report on the unaudited reconciliations of the consolidated historical financial information of the RAI Group

The Directors

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

14 June 2017

Ladies and Gentlemen

British American Tobacco p.l.c.: proposed acquisition of Reynolds American Inc.

We report on the reconciliation of the consolidated profit for each of the years in the three year period ended 31 December 2016, and the consolidated balance sheet as at 31 December 2014, 31 December 2015 and 31 December 2016, (together ‘the financial information’), as previously reported in the financial statements of Reynolds American Inc. prepared under United States Generally Accepted Accounting Principles, showing the adjustments necessary to restate it on the basis of the accounting policies used by British American Tobacco p.l.c. in preparing its latest annual accounts (the ‘reconciliation’), set out in Part III of the Class 1 circular of British American Tobacco p.l.c. relating to the acquisition of Reynolds American Inc. dated 14 June 2017 (the ‘Circular’). This report is required by Listing Rule 13.5.27R(2)(a) of the Financial Conduct Authority and is given for the purpose of complying with that Listing Rule and for no other purpose.

Responsibility

It is the responsibility of the directors of British American Tobacco p.l.c. to prepare the reconciliation in accordance with Listing Rule 13.5.27R(2)(a) of the Financial Conduct Authority.

It is our responsibility to form an opinion, as required by Listing Rule 13.5.27R(2)(a), as to whether:

(a)	the reconciliation has been properly compiled on the basis stated; and

(b)	the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies, and to report that opinion to you.

The reconciliation is based on the audited balance sheets as at 31 December 2016, 2015 and 2014 and income statements for the years then ended of Reynolds American Inc. which were the responsibility of the directors of Reynolds American Inc. and were audited by another firm of accountants. We do not accept any responsibility for any of the historical financial statements of Reynolds American Inc., nor do we express any opinion on those financial statements.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed and which we may have to Ordinary shareholders as a result of the inclusion of this report in the Circular, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Listing Rule 13.4.1R(6), consenting to its inclusion in the Circular.

Basis of Opinion

We conducted our work in accordance with Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. The work that we performed for the purpose of making this report, which involved no independent examination of any of the underlying financial information, consisted primarily of checking whether the unadjusted financial information of Reynolds American Inc. has been accurately extracted from an appropriate source, assessing whether all adjustments necessary for the purpose of presenting the financial information on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies have been made, examination of evidence supporting the adjustments in the reconciliation and checking the arithmetical accuracy of the calculations within the reconciliation.

42

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the reconciliation has been properly compiled on the basis stated and that the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in the United States of America or other jurisdictions and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

Opinion

In our opinion

(a)	the reconciliation has been properly compiled on the basis stated; and

(b)	the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies.

Yours faithfully

KPMG LLP

43

Section C: Historical financial information of the Lorillard Group

1.	Historical financial information of the Lorillard Group for the year ended 31 December 2014

The audited consolidated financial statements for the Lorillard Group for the year ended 31 December 2014, together with the independent audit report in respect of those financial statements, are incorporated by reference from Part A of Appendix 3 (Lorillard’s Financial Statements) of the Prospectus. The financial information relating to the Lorillard Group in this document and incorporated by reference has been prepared in accordance with US GAAP.

2.	Historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015

The financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 is included at Appendix 2 (Lorillard’s Financial Statements) of this document.

44

3.	Accountant’s report on the historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015

The Directors

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

14 June 2017

Ladies and Gentlemen

British American Tobacco p.l.c.: proposed acquisition of Reynolds American Inc. and its historical acquisition of Lorillard Inc.

We report on the financial information set out on pages 96 to 144 of the Class 1 circular dated 14 June 2017 for the period from 1 January 2015 to 11 June 2015. This financial information has been prepared for inclusion in the Class 1 circular on the basis of the accounting policies set out in note 1. This report is required by paragraph 13.5.21R of the Listing Rules and is given for the purpose of complying with that paragraph and for no other purpose.

Responsibilities

The Directors of British American Tobacco p.l.c. are responsible for preparing the financial information on the basis of preparation set out in note 1 to the financial information and in accordance with United States Generally Accepted Accounting Principles.

It is our responsibility to form an opinion on the financial information and to report our opinion to you.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed and which we may have to Ordinary shareholders as a result of the inclusion of this report in the Class 1 circular, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Listing Rule 13.4.1R(6), consenting to its inclusion in the Class 1 circular.

Basis of Opinion

We conducted our work in accordance with Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. Our work included an assessment of evidence relevant to the amounts and disclosures in the financial information. It also included an assessment of the significant estimates and judgments made by those responsible for the preparation of the financial information and whether the accounting policies are appropriate to the entity’s circumstances, consistently applied and adequately disclosed.

We planned and performed our work so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial information is free from material misstatement whether caused by fraud or other irregularity or error.

Opinion

In our opinion, the financial information gives, for the purposes of the Class 1 circular dated 14 June 2017, a true and fair view of the state of affairs of Lorillard Inc. as at 11 June 2015 and of its profits, cash flows and changes in equity for the period 1 January to 11 June 2015 in accordance with the basis of preparation set out in note 1 and in accordance with United States Generally Accepted Accounting Principles.

Yours faithfully

KPMG LLP

45

Section D: Unaudited reconciliations of the Lorillard Group’s historical financial information

1.	Unaudited reconciliations of the Lorillard Group’s historical financial information for the period from 1 January 2015 to 11 June 2015 and the year ended 31 December 2014 to BAT’s accounting policies

The following unaudited reconciliations summarise the material adjustments which reconcile the Lorillard Group’s income for the year ended 31 December 2014 and the period from 1 January 2015 to 11 June 2015; as well as the balance sheet (shareholders’ deficit) as at 31 December 2014 and 11 June 2015, and to estimates of those that would have been reported had the Lorillard Group applied the accounting policies used by the BAT Group in the preparation of its consolidated financial statements for the year ended 31 December 2016.

These differences relate to methods for recognition and measurement of the amounts shown in the consolidated financial statements. The reconciliation does not seek to reflect any changes to the judgements made by Lorillard in preparing the underlying Lorillard Group financial information and does not reflect any fair value adjustments made following the Lorillard Merger or any fair value adjustments which the BAT Board will need to make as a result of the Proposed Acquisition or would have made had the Proposed Acquisition happened at any other date during the historical period shown.

The following unaudited reconciliations present the effect of the material differences between the Lorillard Group’s accounting policies using US GAAP and the BAT Group’s accounting policies using IFRS (EU); the adjustment to the balance sheet (shareholders’ deficit) is a cumulative adjustment whereas the net income adjustment represents the effect for the accounting period only and therefore does not correspond with the total equity adjustment amount for the corresponding accounting period.

1.1	Unaudited reconciliation of the Lorillard Group’s net income for the period from 1 January 2015 to 11 June 2015 and the year ended 31 December 2014

($ millions)	1 January 2015 to 11 June 2015	For the year ended 31 December 2014

Net Income for the period attributable to Lorillard as reported by Lorillard (US GAAP)[1]	534	1,187

Adjusted for differences from BAT accounting policies:

Inventory – LIFO[2]	24	11

Defined benefit plans[3]	(4)	(21)

Consolidated profit for the period attributable to Lorillard under BAT accounting policies (IFRS (EU))	554	1,177

1	The net income of the Lorillard Group for the year ended 31 December 2014 has been extracted without material adjustment from the Lorillard Group’s consolidated financial statements incorporated by reference from Part A of Appendix 3 (Lorillard’s Financial Statements) of the Prospectus. The net income of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 has been extracted without material adjustment from Appendix 2 of this document.

2	Under US GAAP, the Lorillard Group has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU) and BAT accounts for these inventories based on the weighted average cost method. Consequently, the Lorillard Group’s LIFO charge to raw materials and consumables used during the year ended 31 December 2014 of $19 million (1 January 2015 to 11 June 2015: $40 million) has been adjusted with a related impact to income taxes of $8 million (1 January 2015 to 11 June 2015: $16 million).

3	Under US GAAP, the expected return on pension plan assets is used to calculate the return component of net periodic benefit costs, with the difference between the actual and expected rate of return recognised as a component of actuarial (gains) losses within accumulated other comprehensive income with subsequent recognition in operating results to the extent the net (gains) losses are in excess of the corridor. Under IFRS (EU) as applied by BAT, net interest cost on defined benefit plans, a component of defined benefit costs, is calculated by applying the discount rate assumption to the net defined benefit liability. The difference between actual return on plan assets and the component of net interest derived from plan assets is recognised in accumulated other comprehensive income as a component of remeasurement gains and losses. IFRS (EU) does not permit recognition of remeasurement gains and losses in profit in current or future periods.

As a result, employee benefit costs for the year ended 31 December 2014 reflects an adjustment to increase the charge by $35 million (1 January 2015 to 11 June 2015: $6 million). This consists of an increase in net period benefit costs of $43 million (1 January 2015 to 11 June 2015: $18 million) and the reversal of amortisation of actuarial losses of $8 million in 2014 (1 January 2015 to 11 June 2015: $12 million). The related impact to taxation on ordinary activities is $14 million (1 January 2015 to 11 June 2015: $2 million).

46

1.2	Unaudited reconciliation of the Lorillard Group’s balance sheet as at 11 June 2015 and 31 December 2014

($ millions)	As at 11 June 2015	As at 31 December 2014

Consolidated total shareholders’ deficit as reported by Lorillard (US GAAP)[1]	(2,074)	(2,182)

Adjusted for differences from BAT accounting policies:

Inventory – LIFO[2]	195	171
Consolidated net assets of Lorillard under BAT accounting policies (IFRS (EU))	(1,879)	(2,011)

1	The consolidated total shareholders’ deficit of the Lorillard Group as at 31 December 2014 has been extracted without material adjustment from the Lorillard Group’s consolidated financial statements incorporated by reference from Part A of Appendix 3 (Lorillard’s Financial Statements) of the Prospectus. The consolidated total shareholders’ deficit of the Lorillard Group as at 11 June 2015 has been extracted without material adjustment from Lorillard Group’s consolidated financial statements included within Appendix 2 of this document.

2	Under US GAAP, the Lorillard Group has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU) and BAT accounts for these inventories based on the weighted average cost method. Consequently, the Lorillard Group’s LIFO reserve as at 31 December 2014 of $283 million (11 June 2015: $323 million) has been adjusted with a related impact to provision for income taxes of $112 million (1 January 2015 to 11 June 2015: $128 million). The net impact to retained earnings is $171 million (11 June 2015: $195 million).

47

2.	Accountant’s report on the unaudited reconciliations of the consolidated historical financial information of the Lorillard Group for the year ended 31 December 2014

The Directors

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

14 June 2017

Ladies and Gentlemen

British American Tobacco p.l.c.: proposed acquisition of Reynolds American Inc. and its historical acquisition of Lorillard Inc.

We report on the reconciliation of the consolidated income statement for the year period ended 31 December 2014, and of the consolidated balance sheet as at 31 December 2014, (together ‘the financial information’), as previously reported in the financial statements of Lorillard Inc. prepared under United States Generally Accepted Accounting Principles, showing the adjustments necessary to restate it on the basis of the accounting policies used by British American Tobacco p.l.c. in preparing its latest annual accounts (the ‘reconciliation’), set out in Part III of the Class 1 circular of British American Tobacco p.l.c. dated 14 June 2017. This report is required by Listing Rule 13.5.27R(2)(a) of the Financial Conduct Authority and is given for the purpose of complying with that Listing Rule and for no other purpose.

Responsibility

It is the responsibility of the directors of British American Tobacco p.l.c. (‘the Directors’) to prepare the reconciliation in accordance with Listing Rule 13.5.27R(2)(a) of the Financial Conduct Authority.

It is our responsibility to form an opinion, as required by Listing Rule 13.5.27R(2)(a), as to whether:

(a)	the reconciliation has been properly compiled on the basis stated; and

(b)	the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies, and to report that opinion to you.

The reconciliation is based on the audited balance sheet as at 31 December 2014 and income statement for the year then ended of Lorillard Inc. which were the responsibility of the directors of Lorillard Inc. and were audited by another firm of accountants. We do not accept any responsibility for any of the historical financial statements of Lorillard Inc., nor do we express any opinion on those financial statements.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed and which we may have to Ordinary shareholders as a result of the inclusion of this report in the Class 1 circular, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Listing Rule 13.4.1R(6), consenting to its inclusion in the Class 1 circular.

Basis of Opinion

We conducted our work in accordance with Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. The work that we performed for the purpose of making this report, which involved no independent examination of any of the underlying financial information, consisted primarily of checking whether the unadjusted financial information of Lorillard Inc. has been accurately extracted from an appropriate source, assessing whether all adjustments necessary for the purpose of presenting the financial information on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies have been made, examination of evidence supporting the adjustments in the reconciliation and checking the arithmetical accuracy of the calculations within the reconciliation.

48

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the reconciliation has been properly compiled on the basis stated and that the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in the United States of America and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

Opinion

In our opinion

(a)	the reconciliation has been properly compiled on the basis stated; and

(b)	the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies.

Yours faithfully,

KPMG LLP

49

3.	Accountant’s report on the unaudited reconciliations of the consolidated historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015

The Directors

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

14 June 2017

Ladies and Gentlemen

British American Tobacco p.l.c.: proposed acquisition of Reynolds American Inc. and its historical acquisition of Lorillard Inc.

We report on the reconciliation of the consolidated income statement for the period from 1 January 2015 to 11 June 2015, and of the consolidated balance sheet as at 11 June 2015, (together ‘the financial information’), as set out in Section D of Part III of the Class 1 circular of British American Tobacco p.l.c. dated 14 June 2017 prepared under United States Generally Accepted Accounting Principles, showing the adjustments necessary to restate it on the basis of the accounting policies used by British American Tobacco p.l.c. in preparing its latest annual accounts (the ‘reconciliation’), set out in Part III of the Class 1 circular of British American Tobacco p.l.c. dated 14 June 2017. This report is required by Listing Rule 13.5.27R(2)(a) of the Financial Conduct Authority and is given for the purpose of complying with that Listing Rule and for no other purpose.

Responsibility

It is the responsibility of the directors of British American Tobacco p.l.c. (‘the Directors’) to prepare the reconciliation in accordance with Listing Rule 13.5.27R(2)(a) of the Financial Conduct Authority.

It is our responsibility to form an opinion, as required by Listing Rule 13.5.27R(2)(a), as to whether:

(a)	the reconciliation has been properly compiled on the basis stated; and

(b)	the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies, and to report that opinion to you.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed and which we may have to Ordinary shareholders as a result of the inclusion of this report in the Class 1 circular, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Listing Rule 13.4.1R(6), consenting to its inclusion in the Class 1 circular.

Basis of Opinion

We conducted our work in accordance with Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. The work that we performed for the purpose of making this report, which involved no independent examination of any of the underlying financial information, consisted primarily of checking whether the unadjusted financial information of Lorillard Inc. has been accurately extracted from an appropriate source, assessing whether all adjustments necessary for the purpose of presenting the financial information on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies have been made, examination of evidence supporting the adjustments in the reconciliation and checking the arithmetical accuracy of the calculations within the reconciliation.

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the reconciliation has been properly compiled on the basis stated and that the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies.

50

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in the United States of America and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

Opinion

In our opinion

(a)	the reconciliation has been properly compiled on the basis stated; and

(b)	the adjustments are appropriate for the purpose of presenting the financial information (as adjusted) on a basis consistent in all material respects with British American Tobacco p.l.c.’s accounting policies.

Yours faithfully

KPMG LLP

51

PART IV

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF THE COMBINED GROUP

Section A: Unaudited Pro Forma Financial Information for the Combined Group

The unaudited pro forma income statement for the year ended 31 December 2016 and the unaudited pro forma balance sheet as at 31 December 2016 for the Combined Group set out in this Part IV (together the “Unaudited Pro Forma Financial Information”) have been prepared on the basis of the notes set out below to illustrate the effect of the Proposed Acquisition and the related financing on the income statement of the BAT Group as if it had occurred on 1 January 2016, and on the balance sheet of the BAT Group as if it had occurred on 31 December 2016.

The Unaudited Pro Forma Financial Information has been prepared in accordance with Annex II of the Prospectus Directive and in a manner consistent with the accounting policies adopted by the BAT Group in preparing the audited consolidated financial statements for the year ended 31 December 2016.

This Unaudited Pro Forma Financial Information has been prepared for illustrative purposes only and, because of its nature, addresses a hypothetical situation and therefore does not represent the BAT Group’s or the RAI Group’s actual financial position or results. It does not purport to represent what the Combined Group’s financial position actually would have been if the Proposed Acquisition and the related financing had been completed on the dates indicated, nor is it indicative of the results that may or may not be expected to be achieved in the future.

The Unaudited Pro Forma Financial Information does not constitute a statutory account within the meaning of section 434 of the Companies Act 2006. Prospective investors should read the whole of this document and not rely solely on the summarised financial information contained in this Part IV.

52

1.	Unaudited pro forma income statement relating to the Combined Group for the year ended 31 December 2016 giving effect to the Proposed Acquisition

(in £ millions, except as otherwise noted)			Pro forma adjustments
	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Notes	Total pro forma combined
	Note 2	Note 3	Note 4	Note 5
Revenue	14,751	9,233	-	(182)	5(c)	23,802
Raw materials and consumables used	(3,777)	(3,407)	-	(294)[1]	5(b)(6), 5(c)	(7,478)

Changes in inventories of finished goods and work in progress	44	(11)	-	-		33
Employee benefit costs	(2,274)	(694)	-	(15)	5(b)(4)	(2,983)
Depreciation, amortisation and impairment costs	(607)	(91)	-	(58)	5(b)(7)	(756)
Gain on step acquisition	-	-	-	23,424	5(b)(11)	23,424
Other operating income	176	3,587	-	(9)	5(c)	3,754
Other operating expenses	(3,658)	(916)	-	(138)[2]	5(a), 5(c)	(4,712)

Profit from operations	4,655	7,701	-	22,728		35,084
Net finance (costs)/income	(637)	(648)	(361)[3]	46	4(b), 5(b)(5)	(1,600)
Share of post-tax results of associates and joint ventures	2,227	-	-	(1,880)	5(b)(11)	347

Profit before taxation	6,245	7,053	(361)	20,894		33,831
Taxation	(1,406)	(2,631)	101	(7,955)[4]	5(a), 5(b)(4), 5(b)(5), 5(b)(6), 5(b)(7), 5(b)(11)	(11,891)
Profit for the year	4,839	4,422	(260)	12,939		21,940

Attributable to:
Owners of the parent	4,648	4,422	(260)	12,939		21,749
Non-controlling interests	191	-	-	-		191
	4,839	4,422	(260)	12,939		21,940

Earnings per share
Basic (pence)	250.2					957.3	(5)
Diluted (pence)	249.2					953.0	(5)
Weighted average shares outstanding, in millions of shares
Basic	1,858			434		2,292	(5)
Diluted	1,865			437		2,302	(5)

1	Includes £(476) million recognised in respect of the fair value uplift to the RAI Group’s inventory and £182 million of intercompany eliminations. See notes 5(b)(6) and 5(c) respectively below for further details.

2	Includes £(211) million of incremental transaction costs and £73 million of intercompany eliminations. See notes 5(a) and 5(c) respectively below for further details.

3	Includes an adjustment to interest expenses of £(356) million and a £(5) million adjustment in respect of facility fees to be incurred with respect to Revolving Facility A. See note 4(b) for further details.

4	Includes £47 million in respect of the tax impact of transaction costs, £6 million in respect of the tax impact of additional compensation expenses relating to post-combination services, £(18) million in respect of the tax impact of lower interest expenses relating to the step-up in fair value of existing RAI Group debt, £(3) million in respect of the tax impact of the elimination of debt issuance costs, £188 million in respect of the tax impact of the unwind of the fair value uplift to the RAI Group’s inventory, £23 million in respect of the tax impact of amortisation of intangible assets recognised on acquisition and £(8,198) million in respect of the tax impact of the gain on step acquisition. See notes 5(a), 5(b)(4), 5(b)(5), 5(b)(6), 5(b)(7) and 5(b)(11) respectively below for further details.

53

2.	Unaudited pro forma balance sheet relating to the Combined Group

(in £ millions, except as otherwise noted)			Pro forma adjustments
	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition		Total pro forma combined
					Notes
Assets	Note 2	Note 3	Note 4	Note 5

Non-current assets					5(a) 5(b)(7)
Intangible assets	12,117	36,782	-	76,779[1]	5(b)(10)	125,678
Property, plant and equipment	3,661	1,069	-	-		4,730
Investments in associates and joint ventures	9,507	-	-	(8,051)	5(b)(11)	1,456
Retirement benefit assets	455	-	-	-		455
Deferred tax assets	436	-	-	-		436
Trade and other receivables	599	59	-	-		658
Available-for-sale investments	43	-	-	-		43
Derivative financial instruments	596	-	-	-		596
Total non-current assets	27,414	37,910	-	68,728		134,052

Current assets
Inventories	5,793	1,423	-	476	5(b)(6)	7,692
Income tax receivable	69	-	-	-		69
Trade and other receivables	3,884	439	-	(98)	5(c)	4,225
Available-for-sale investments	15	-	-	-		15
Derivative financial instruments	375	-	-	-		375
Cash and cash equivalents	2,204	1,659	20,169	(19,350)[2]	4(a), 5(a) 5(b)	4,682

	12,340	3,521	20,169	(18,972)		17,058
Assets classified as held-for-sale	19	-	-	-		19
Total current assets	12,359	3,521	20,169	(18,972)		17,077

Total assets	39,773	41,431	20,169	49,756		151,129

Equity
Capital and reserves
Share capital	507	-	-	108	5(d)	615
Share premium, capital redemption and merger reserves	3,931	14,794	-	9,172	5(d)	27,897
Other reserves	413	(183)	-	183	5(d)	413
Retained earnings	3,331	3,023	-	20,367	5(d)	26,721
Owners of the parent	8,182	17,634	-	29,830		55,646

Non-controlling interests	224	-	-	-		224
Total equity	8,406	17,634	-	29,830		55,870

Liabilities
Non-current liabilities
Borrowings	16,488	10,246	8,056	952	4(a), 5(b)(5)	35,742
Retirement benefit liabilities	826	1,512	-	-		2,338
Deferred tax liabilities	652	7,817	-	19,134	5(b)(8)	27,603
Other provisions for liabilities and charges	386	11	-	(31)	5(c)	366
Trade and other payables	1,040	66	-			1,106
Derivative financial instruments	119	-	-	-		119
Total non-current liabilities	19,511	19,652	8,056	20,055		67,274

Current liabilities
Borrowings	3,007	405	12,113	2	4(a), 5(b)(5)	15,527
Income tax payable	558	-	-	-		558
Other provisions for liabilities and charges	407	2,133	-	(33)	5(c)	2,507
Trade and other payables	7,335	1,607	-	(98)	5(c)	8,844
Derivative financial instruments	549	-	-	-		549
Total current liabilities	11,856	4,145	12,113	(129)		27,985

Total equity and liabilities	39,773	41,431	20,169	49,756		151,129

54

1	Includes an adjustment to increase intangible assets by £69 million in respect of transaction costs to be paid by RAI pre-Completion, a net adjustment to increase intangible assets by £47,549 million to reflect the fair value of intangible assets acquired with RAI and an adjustment to increase intangible assets by £29,161 million to reflect the fair value of goodwill acquired with RAI. See notes 5(a), 5(b)(7) and 5(b)(10) respectively below for further details.

2	Includes a reduction in cash and cash equivalents of £(167) million in respect of transaction costs and of £(19,183) million in respect of cash consideration paid for the Proposed Acquisition. See notes 5(a) and 5(b) respectively below for further details.

Notes to the Unaudited Pro Forma Financial Information

Note 1: Basis of presentation

The Unaudited Pro Forma Financial Information set forth herein is based upon the BAT Group’s consolidated financial statements and the RAI Group’s consolidated financial statements and has been prepared to illustrate the effects of the Proposed Acquisition, including the financing structure established to fund the Proposed Acquisition, as if it had occurred on 1 January 2016 in respect of the Unaudited Pro Forma Income Statement, and as if it had occurred on 31 December 2016 in respect of the unaudited pro forma balance sheet (the “Unaudited Pro Forma Balance Sheet”). The Unaudited Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realised had the Proposed Acquisition occurred as at the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Combined Group will experience after Completion.

The Proposed Acquisition will be accounted for as a business combination using the acquisition method of accounting in accordance with IFRS (EU) under IFRS (EU) 3 which requires that one of the two companies in the Proposed Acquisition be designated as the acquirer for accounting purposes based on the evidence available. BAT will be treated as the accounting acquirer, and accordingly, the RAI Group assets acquired and liabilities assumed have been adjusted based on preliminary estimates of fair value. Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed will be recognised as goodwill. The detailed valuation studies necessary to arrive at required estimates of fair values of the assets acquired and liabilities assumed from the RAI Group in the Proposed Acquisition have not been completed. Significant assets and liabilities that are subject to preparation and completion of valuation studies to determine appropriate fair value adjustments include property, plant and equipment, identifiable intangible assets and debt obligations. Changes to the fair values of these assets and liabilities will also result in changes to goodwill and deferred income taxes. The actual fair values will be determined after Completion and may vary materially from these preliminary estimates.

Pro forma adjustments reflected in the Unaudited Pro Forma Financial Information are based on items that are factually supportable and directly attributable to the Proposed Acquisition. The Unaudited Pro Forma Financial Information does not reflect the cost of any integration activities or benefits from the Proposed Acquisition, including potential synergies that may be generated in future periods.

The estimated income tax impacts of the pre-tax adjustments that are reflected in the Unaudited Pro Forma Financial Information are calculated using an estimated blended statutory rate, which is based on preliminary assumptions related to the jurisdictions in which the income (expense) adjustments will be recorded. The estimated blended statutory rate and the effective tax rate of the Combined Group could be significantly different depending on the post-transaction activities and geographical mix of profit before taxes.

The RAI Group’s presentation currency is US dollars, while the BAT Group’s presentation currency is pound sterling. The BAT Group has used exchange rates of £0.73801/$1 and £0.80906/$1, being the mid-market weighted average rate for the year ended 31 December 2016 and the spot rate at 31 December 2016, respectively, to translate the RAI Group’s consolidated income statement and balance sheet, respectively, and all associated financing and acquisition adjustments. These exchange rates may differ from future exchange rates which would have an impact on the Unaudited Pro Forma Financial Information, and would also impact purchase accounting upon Completion. As an example, using the closing exchange rate at 12 June 2017 of £0.78976/$1 would increase the translated amounts of net earnings attributable to BAT by £310 million and decrease RAI’s total assets by £986 million, each as presented in Note 3.

55

Note 2: BAT’s financial information

BAT’s financial information as at and for the year ended 31 December 2016 has been extracted without material adjustment from BAT’s published financial information for the year ended 31 December 2016.

Note 3: Adjustments to the RAI Group’s financial statements

The RAI Group’s IFRS (EU) financial information for the year ended 31 December 2016 has been extracted without material adjustment from Section B of the Part III (Historical Financial Information of the RAI Group) of this Circular.

Note 4: Pro forma adjustments related to financing

(a)	Sources of funding

The Acquisition Facility comprises four credit facilities as set out in paragraph 11 of Part I (Letter from the Chairman) of this Circular.

The Acquisition Facility bears interest at a rate per annum equal to LIBOR (or in the case of euro-denominated borrowings, EURIBOR) plus the applicable margin which, based on the BAT Group’s current ratings as assessed by Standard & Poor’s Ratings Services and Moody’s Investors Service, are as follows: (1) Facility A: between 0.3625% and 1.5625% per annum based on the applicable borrowing period; (2) Facility B: between 0.4125% and 2.2125% per annum based on the applicable borrowing period; (3) Facility C: 0.70% per annum; and (4) Facility D: 0.80% per annum. These rates are subject to adjustments in accordance with the terms of the Acquisition Facility based on the applicable credit ratings assigned to the BAT Group. If the LIBOR or EURIBOR rate is below zero, such rate shall be deemed to be zero.

BAT separately entered into a £5.68 billion revolving credit facility which has two revolving facilities (to be used for the general corporate purposes of the BAT Group: (1) a £2.84 billion 364-day facility, which is a new facility (Revolving Facility A); and (2) a £2.84 billion facility maturing on 29 May 2021, which effectively replaces BAT’s existing £3 billion revolving credit facility entered into on 29 May 2014). BAT has assumed this new revolving credit facility, the 2017 RCF, will not be drawn on with respect to the Proposed Acquisition and accordingly this facility has been excluded from the debt financing adjustments below.

In April 2017, RAI drew on its revolving credit facility for working capital and general corporate purposes. As these borrowings are not directly attributable to the transaction, they have not been reflected in the Pro Forma Financial Information.

The financing adjustments to cash and cash equivalents and borrowings reflected in the Unaudited Pro Forma Balance Sheet are as follows:

(in £ millions)

Proceeds from Facility A	12,136
Proceeds from Facility B	4,045
Proceeds from Facility C	2,023
Proceeds from Facility D	2,023

Total sources of funding	20,227
Debt issuance costs	(58)	[1]

Total sources of funding, net	20,169

Presented as:
Current portion of borrowings adjustment	12,113
Non-current portion of borrowings adjustment	8,056

1	In relation to Facility A, Facility B, Facility C and Facility D, debt issuance costs are assumed to be £30 million, £12 million, £7 million and £9 million, respectively.

56

(b)	Financing charges

As detailed below, net financing costs consist of interest expense and facility fees.

Interest expense in the Unaudited Pro Forma Income Statement has been adjusted as follows based on the expected sources of funding described above:

(in £ millions)	Average principal	Interest rate	Interest expense
Facility A	12,136	1.72%	190
Facility B	4,045	1.77%	65
Facility C	2,023	1.94%	36
Facility D	2,023	2.04%	38

Total	20,227		329
Debt issuance cost amortisation:
Facility A			21
Facility B			4
Facility C			1
Facility D			1

Total Debt issuance cost amortisation			27

Total			356

As at 12 June 2017, the BAT Group’s credit rating was BBB+ and Baa2 with Standard & Poor’s Ratings Services and Moody’s Investors Service, respectively. For purposes of the interest expense calculation, the BAT Group has assumed an interest rate based on the opening margin within the applicable margin matrix for each facility for an average credit rating of BBB+/Baa2 with increases at each period specified in the Acquisition Facility. The BAT Group has also considered the variability of the applicable margin based on the BAT Group’s credit rating in accordance with each applicable margin matrix, which each include a maximum rating of “A-/A3” to a minimum rating of “BBB-/Baa3 or below.” A change in the credit rating to BBB-/Baa3 or lower (or no rating) from BBB+/Baa2 would increase the interest expense for the Unaudited Pro Forma Income Statement by approximately £33 million. A change in the credit rating of the BAT Group to A-/A3 from BBB+/Baa2 would decrease the interest expense for the Unaudited Pro Forma Income Statement by approximately £11 million.

For the purposes of calculating the above interest expense, a three-month US dollar LIBOR rate of 1.24% as at 12 June 2017 has been assumed, which may differ from the rates in place when actually utilising the facilities. A hypothetical change in interest rates of 0.125% would increase or decrease total interest expense for the Unaudited Pro Forma Income Statement by approximately £23 million.

In addition to incremental interest charges, the BAT Group has also recorded a pro forma adjustment for debt issuance cost amortisation for each facility which will be deferred and amortised over the duration of the borrowings in accordance with IAS 39, Financial Instruments: Recognition and Measurement. This adjustment will have a continuing impact on the Combined Group for the remaining life of the borrowings.

For the purposes of the Unaudited Pro Forma Financial Information, the BAT Group has assumed that the new borrowings under the facilities will remain unchanged during the year ended 31 December 2016.

The BAT Group may continue to seek alternatives to refinance the facilities in order to achieve its long-term capital structure target. For the purposes of this Unaudited Pro Forma Financial Information, the BAT Group has assumed that no such financings, refinancings or repayments have occurred.

The adjustment to net finance (costs)/income in the Unaudited Pro Forma Income Statement of £(361) million comprises net finance costs of £356 million relating to the Acquisition Facility described in note 4(a) above, and £5 million relating to facility fees to be incurred with respect to Revolving Facility A. These facility fees will not have a continuing impact on the Combined Group.

Note 5: Pro forma adjustments related to the Proposed Acquisition

(a)	Transaction and related costs

It has been estimated that total transaction and related costs of £226 million (£179 million after tax) will be incurred collectively by BAT and RAI in connection with the Proposed Acquisition, which include advisory, legal, audit, valuation and other professional fees. BAT and RAI each incurred £11 million, and £4 million of transaction and related costs, respectively (£9 million and £3 million after tax,

57

respectively) in the year ended 31 December 2016. As a result, an adjustment of £211 million has been presented in the Unaudited Pro Forma Income Statement as an other operating expense along with an associated tax impact of £44 million. These one-off costs will not have a continuing impact on the results of the Combined Group.

An adjustment of £167 million has been presented in the Unaudited Pro Forma Balance Sheet as a reduction in cash and cash equivalents, which comprises the following:

•	Total transaction costs estimated to be incurred by BAT in conjunction with the Proposed Acquisition are £132 million (£107 million net of tax). An adjustment of £98 million has been presented in the Unaudited Pro Forma Balance Sheet as a reduction to cash and a corresponding reduction to retained earnings to represent the estimated total after tax transaction and related costs, net of those that have already been incurred by BAT.

•	Total transaction costs estimated by RAI in conjunction with the Proposed Acquisition are £94 million (£72 million net of tax). An adjustment of £69 million has been presented in the Unaudited Pro Forma Balance Sheet as a reduction to cash and a corresponding increase to goodwill as these transaction costs will reduce RAI’s retained earnings prior to Completion.

(b)	Preliminary purchase consideration and allocation

The Proposed Acquisition will be accounted for as a business combination using the acquisition method of accounting in accordance with IFRS (EU). Under this method, the RAI Group assets acquired and liabilities assumed have been recorded based on preliminary estimates of fair value. In accordance with IFRS (EU), the BAT Group measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The final fair values will be determined upon Completion and may vary materially from these estimates.

Preliminary Purchase Price

The estimated purchase consideration is calculated as follows:

(in £ millions, except per share data and share price)
RAI Shares outstanding as at 12 June 2017, other than those held by the BAT Group[1]	825,054,505
Exchange ratio	0.5260

Total BAT Shares to be issued to RAI Shareholders	433,978,670
BAT ADS closing price as at 12 June 2017	£55.30

Total equity consideration	23,999	[2]
Cash consideration	19,183	[3]
Additional consideration for share compensation	75	[4]

Total purchase consideration	43,257

Add: Fair market value of total debt assumed	11,605	[5]
Less: Total cash acquired	(1,659)

Purchase consideration, including debt assumed and net of cash acquired	53,203

Fair value of 42.2% BAT equity interest already held	31,475	[10]

Total purchase consideration and fair value of 42.2% BAT equity interest already held	74,732

1	Excluding the total number of shares of RAI common stock issuable under outstanding RAI equity awards that are expected to be settled for BAT ADSs in connection with the Proposed Acquisition.

2	The total equity consideration for each RAI Share was estimated using the closing price of BAT’s ADS on the NYSE MKT as at 12 June 2017 after giving effect to the BAT ADS ratio change converted to pound sterling using the mid-market exchange rate at 12 June 2017 of £0.78976/$1, and the number of shares outstanding not held by the BAT Group as at 12 June 2017 which was the last practicable date prior to the issuance of this Unaudited Pro Forma Financial Information. The actual purchase consideration will be determined upon Completion. A hypothetical 5% change in the price of BAT ADSs, all other factors remaining constant, would result in a corresponding increase or decrease in the total purchase consideration of £1.2 billion. Had the share price of BAT Shares as listed on the LSE of £54.62 as at 12 June 2017 been used in the calculation of total equity consideration, and all other factors remained constant, total purchase consideration would decrease by £295 million.

No fractional New BAT ADSs will be issued in the Proposed Acquisition, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADSs. The amount of cash required to be disbursed for the aggregated New BAT ADSs is not expected to be material, cannot be determined until the closing of the Proposed Acquisition and is not included in the Unaudited Pro Forma Financial Information.

58

3	The total cash consideration was estimated using the RAI Shares outstanding as at 12 June 2017, other than those held by the BAT Group, and the $29.44 due to RAI Shareholders for each RAI Share other than those held by the BAT Group, converted to pound sterling using the mid-market exchange rate at 12 June 2017 of £0.78976/$1. A hypothetical 5% change in the exchange rate, all other factors remaining constant, would result in a corresponding increase or decrease in the total purchase consideration of £758 million.

4	Upon Completion, each Cash-out RSU will be cancelled and converted into the right to receive Merger Consideration for any accrued dividend equivalent right in respect of such Cash-out RSU, in each case less any required withholding taxes.

Rollover Awards will be converted into a corresponding share award of BAT with respect to a target number of BAT ADSs equal to the product of (1) the target number of RAI Shares subject to the Rollover Awards immediately prior to Completion and (2) the RSU exchange ratio subject to adjustment as provided in the Merger Agreement to prevent dilution. The portion of the award that has been included as part of the consideration has been determined by multiplying the fair value of the award as at 12 June 2017 by the portion of the requisite service period that elapsed prior to the Proposed Acquisition divided by the total service period.

The estimated portion of the award attributable to post-combination services resulted in additional compensation expense of £15 million in the Unaudited Pro Forma Income Statement (employee benefit costs) for the year ended 31 December 2016. This adjustment has been tax affected using a statutory tax rate of 39.5% resulting in a net adjustment of £9 million for the year ended 31 December 2016. This adjustment will not have a continuing impact on the Combined Group once the post-combination service period has elapsed.

The RAI Group also has an equity incentive award plan for directors of RAI which provides grants of deferred share units. These units are settled in either cash or RAI Shares on the later of 2 January of a specified year or 2 January following his or her last year of service on the board. As these units can be cash settled they are accrued and recorded in other current and other non-current liabilities on the historical RAI balance sheet. Upon Completion, these deferred share units will be converted into the right to receive Merger Consideration or another form of payment (i.e., cash or BAT ADSs) as may be elected by each applicable director that is equal in value to the Merger Consideration, less any required withholding taxes, for each such deferred share unit. Accordingly, no adjustment has been recorded in the Unaudited Pro Forma Financial Information.

5	The estimated fair value of the RAI Group’s debt is estimated to be £11.6 billion, or a net increase of £954 million compared to the carrying value of £10.7 billion. An adjustment of £2 million and £952 million to the current and non-current portion of long-term borrowings, respectively, is recorded to adjust the carrying value to reflect the fair value of debt assumed, with a net increase in deferred tax asset of £377 million. As a result of the step-up in fair value of existing RAI Group debt, annual interest expense is reduced by £40 million, with an associated £16 million increase in income tax expense for the year ended 31 December 2016. Interest expense is further reduced to reflect the elimination of amortisation related to the RAI Group’s previously deferred debt issuance costs of £6 million for the year ended 31 December 2016 (£4 million net of tax). The total adjustment to interest expense is therefore £46 million (£28 million net of tax). This adjustment will have a continuing impact on the Combined Group for the remaining life of the RAI Group’s debt.

Preliminary Allocation of Purchase Price

The preliminary allocation of purchase consideration to estimated fair value of acquired assets and liabilities is as follows:

(in £ millions)
Estimated fair values of assets acquired and liabilities assumed
Inventory	1,899	[6]
Identifiable intangible assets	71,393	[7]
Borrowings	(11,605)	[5]
Deferred taxes, net	(26,951)	[8]
Other net liabilities assumed	(2,103)	[9]
Goodwill	42,099	[10]

Total allocation	74,732

6	The BAT Group’s pro forma fair value adjustment to inventory of £476 million is based on the RAI Group’s inventory as at 31 December 2016 with a carrying value of £1.4 billion. As the BAT Group sells the acquired inventory, its cost of sales will reflect the increased valuation of RAI’s inventory, which will temporarily reduce the BAT Group’s gross margins until such inventory is sold. Based on the assumption that those inventories will be sold within the first twelve months following the acquisition, an adjustment of £476 million (£288 million net of tax) has been presented in ‘raw materials and consumables used’ within the Unaudited Pro Forma Income Statement. This is considered a non-recurring adjustment.

7	The fair value of the RAI Group’s intangible assets is estimated to be £71.4 billion, or a net increase of £47.6 billion compared to a carrying value of £23.8 billion. The primary intangible assets include brands and trademarks, for which the fair value estimates of identifiable intangible assets have been determined based on publicly available benchmark data using the income approach. The assumptions used by the BAT Group to arrive at the estimated fair value of the identifiable intangible assets have been derived primarily from publicly available information, including market transactions of varying degrees of comparability. However, a detailed analysis has not been completed and actual results may differ materially from these estimates.

59

The RAI Group holds a number of internally developed patents and technologies, particularly in relation to its Next Generation Product business. The BAT Group does not have sufficient information at this time nor has it identified any appropriately comparable market transactions to perform any valuation analysis. These factors could result in differences between fair value and net book value. Accordingly, for the purposes of this Unaudited Pro Forma Financial Information, the Directors believe, to the best of their knowledge that the current RAI Group carrying values represent the best estimate of fair value. This estimate is preliminary and subject to change and could vary materially from the actual adjustment on the effective date of the Proposed Acquisition.

The fair value and weighted average estimated useful life of identifiable intangible assets are estimated as follows:

	Fair value	Weighted- average estimated useful life	Annual amortisation
	(in £ millions)	(in years)	(in £ millions)
Trademarks and similar intangibles	70,669	Indefinite	-
Trademarks and similar intangibles	570	20	29
Trademarks and similar intangibles	154	5-15	29

Total acquired identifiable intangible assets	71,393		58

Less: RAI’s historical net book value of intangible assets (excluding goodwill)	(23,844)

Adjustment to intangible assets, net	47,549

Based on the estimated respective fair values of identified intangible assets and the weighted average estimated useful lives, an increase to amortisation expense of £58 million has been included in the Unaudited Pro Forma Income Statement. The related estimated net decrease to income tax expense for the Unaudited Pro Forma Income Statement is £23 million. This adjustment will recur for the life of the underlying assets.

8	A net adjustment of £19,134 million to non-current deferred tax liabilities has been recorded on the net fair value step-up on the RAI Group’s assets acquired and liabilities assumed. This adjustment includes the recognition of a deferred tax liability of £28,200 million relating to the estimated gross fair value of the RAI Group’s identified intangible assets, a £377 million deferred tax asset resulting from the fair value step-up of existing RAI Group debt discussed at note (5)(b)(5), and a £188 million deferred tax liability resulting from the fair value step-up of the RAI Group inventory as discussed in note (5)(b)(6), offset by the reversal of the RAI Group’s deferred tax balance of £8,877 million on its historical value of identified intangible assets.

9	Total net liabilities assumed excluding inventory, identifiable intangible assets, borrowings, net deferred taxes and goodwill was £2.1 billion. Fair value approximated carrying value; therefore, no adjustments were required for these balances. Property, plant and equipment is required to be measured at fair value unless those assets are classified as held-for-sale on the acquisition date. The acquired assets can include assets that are not intended to be used or sold, or that are intended to be used or sold, or that are intended to be used in a manner other than their highest and best use. The BAT Group does not have sufficient information at this time as to the specific nature, age, condition or location of the land and land improvements, buildings and leasehold improvements, machinery and equipment and construction-in-process, and the BAT Group does not know the appropriate valuation premise, in use or in exchange, as the valuation premise requires a certain level of knowledge about the assets being evaluated, as well as a profile of the associated market participants. All of these factors could result in differences between fair value and net book value. Accordingly, for the purposes of this Unaudited Pro Forma Financial Information, the Directors believe, to the best of their knowledge that the current RAI Group carrying values represent the best estimate of fair value. This estimate is preliminary and subject to change and could vary materially from the actual adjustment on the effective date of the Proposed Acquisition.

10	The goodwill balance arising from the Proposed Acquisition is estimated to be £42.1 billion which represents an adjustment of £29,161 million. The goodwill has been calculated as the excess of the sum of the purchase consideration of £43.3 billion and the £31.5 billion fair value of the equity interest already held by the BAT Group at the time of the Proposed Acquisition over the fair value of the net assets acquired of £32.6 billion.

11	As part of the Proposed Acquisition, the BAT Group’s previous equity method investment in RAI will be eliminated as part of the step acquisition. A step acquisition occurs when a controlling ownership interest is gained over a period of time. The accounting guidance requires that the previously held equity interest be remeasured at fair value and any difference between the fair value and the carrying value of the previously held equity interest be recognised as a gain or loss in the income statement. The implied value of the BAT Group’s 42.2% of equity interest in RAI was determined using the value of the Merger Consideration of 0.5260 of a New BAT Share and $29.44 in cash, without interest for each RAI Share based on the closing share price of BAT ADSs on the NYSE MKT, and the mid-market exchange rate of £0.78976/$1, each as at 12 June 2017, which was the last practicable date prior to the issuance of this Unaudited Pro Forma Financial Information. A hypothetical 5% change in the price of a BAT Share, all other factors remaining constant, would result in a corresponding increase or decrease in fair value of approximately £875 million. The carrying value of the BAT Group’s equity interest of £8.1 billion and £1.9 billion in profit after tax representing the BAT Group’s share of RAI’s earnings has been eliminated in the Unaudited Pro Forma Financial Information. The resulting gain of £23.4 billion (£15.2 billion net of tax) from the step acquisition is included in the Unaudited Pro Forma Income Statement and is non-recurring in nature.

60

(c)	Intercompany eliminations

Sales between, and balance due to and due from the BAT Group and the RAI Group have been eliminated in the Unaudited Pro Forma Financial Information. Sales from the BAT Group to the RAI Group amounted to £15 million for the year ended 31 December 2016, and sales from the RAI Group to the BAT Group amounted to £167 million for the year ended 31 December 2016. A total adjustment of £182 million has been made to reduce revenue and increase expenses relating to raw materials and consumables used to eliminate these transactions. The associated payable and receivable positions as at 31 December 2016 of £31 million have been eliminated in the Unaudited Pro Forma Balance Sheet.

During the year ended 31 December 2016, the BAT Group and the RAI Group agreed to an early termination of a contract manufacturing agreement and as a result the BAT Group agreed to make a compensation payment of $90 million to the RAI Group which the BAT Group recognised in expense immediately and the RAI Group recognised in deferred revenue. The RAI Group is recognising the deferred revenue into income pro-rata through to 31 December 2018. Adjustments to eliminate this transaction from the Unaudited Pro Forma Income Statement reverse the £73 million charge recorded by the BAT Group and the £9 million of other operating income recognised by the RAI Group. Adjustments to eliminate this transaction from the Unaudited Pro Forma Balance Sheet reverse the £31 million of non-current and £33 million of current deferred revenue recorded by the RAI Group to retained earnings and eliminate the £67 million of receivables and payables between the BAT Group and the RAI Group. The total pro forma adjustment to reduce both trade and other receivables and current trade and other payables in respect of this contract manufacturing agreement (£67 million) and to eliminate balances associated with trading between the BAT Group and the RAI Group explained in the previous paragraph (£31 million) is therefore £98 million.

Post-Completion, transactions and balances between BAT and RAI will be eliminated on consolidation.

(d)	Impact on shareholders’ equity

The estimated impact on total shareholders’ equity is summarised as follows:

(in £ millions)	Transaction and related costs[1]	Eliminate RAI historical equity[2]	Issuance of BAT Shares[3]	Gain on elimination of associate[4]	Contract manufacturing agreement[5]	Total adjustments to equity resulting from the Proposed Acquisition
Share capital	-	-	108	-	-	108
Share premium	-	(14,794)	23,966	-	-	9,172
Other reserves	-	183	-	-	-	183
Retained earnings	(98)	(3,023)	-	23,424	64	20,367

Owners of the parent	(98)	(17,634)	24,074	23,424	64	29,830
Non-controlling interest	-	-	-	-	-	-

Total shareholders’ equity	(98)	(17,634)	24,074	23,424	64	29,830

1	Refer to Note 5(a)

2	Refer to Unaudited Pro Forma Balance Sheet

3	Refer to Note 5(b)(2) and 5(b)(4)

4	Refer to Note 5(b)(11)

5	Refer to Note 5(c)

Note 6: Unaudited Pro forma earnings per share

The weighted average number of BAT Shares used in computing basic earnings per share has been calculated using the weighted average number of BAT Shares issued and outstanding during the period and the number of RAI Shares issued and outstanding as at the period end, giving effect to the exchange ratio established in the Merger Agreement. For the year ended 31 December 2016, the BAT Group pro forma basic earnings per share was calculated using 2,292 million weighted average shares, which reflects the 1,858 million weighted average shares of the BAT Group issued and outstanding for the period and the 825 million shares of RAI outstanding other than those held by the BAT Group at 31 December 2016, converted to 434 million shares per the Merger Agreement.

61

The 2,302 million weighted average number of BAT Shares used in computing diluted earnings per share has been calculated using the 2,292 million basic average number of BAT Shares as per the paragraph above, adjusted for the dilutive impact of 7 million relevant to the BAT Group and 3 million relevant to RAI RSUs converted to 3 million shares per the exchange ratio set out in the Merger Agreement.

Note 7: Adjusting items

Adjusting items are defined in note 1 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

As disclosed in note 3 to BAT Group’s consolidated financial statements for the year ended 31 December 2016, adjusting items in the BAT Group’s 2016 operating profit include:

•	restructuring and integration costs, totalling £603 million;

•	amortisation and impairment of trademarks and similar intangibles charges totalling £149 million;

•	charges related to Fox River totalling £20 million; and

•	South Korea sales tax charges totalling £53 million.

As disclosed in note 5 to BAT Group’s consolidated financial statements for the year ended 31 December 2016, adjusting items in the RAI Group’s 2016 operating profit include:

•	gain in relation to the sale of the international rights to NATURAL AMERICAN SPIRIT to JTI Holding of $4,861 million (£3,600 million);

•	implementation costs of $36 million (£27 million);

•	costs in respect of a number of Engle progeny lawsuits and other tobacco litigation charges that amounted to $86 million (£64 million);

•	income of $6 million (£4 million) related to the NPM Adjustment claims of the states no longer challenging the findings of non-diligence entered against them by an Arbitration Panel;

•	transaction costs of $5 million (£4 million), connected with the Proposed Acquisition; and

•	income relating to the early termination of the Manufacturing Agreement between BATUS Japan Inc. and RJR Tobacco Company of $90 million (£67 million).

These adjusting items are not directly related to the Proposed Acquisition and as such have not been adjusted for in the Unaudited Pro Forma Financial Information, with the exception of the income related to the early termination of the manufacturing agreement which is discussed above in Note 5(c).

Of the pro forma adjustments, adjusting items in the Combined Group operating profit would include:

•	gain on step acquisition of RAI of £23.4 billion (£15.2 billion net of tax);

•	transaction costs of £211 million (£167 million net of tax), connected with the Proposed Acquisition.

62

Section B: Accountant’s report on Unaudited Pro Forma Financial Information

The Directors

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

14 June 2017

Ladies and Gentlemen

British American Tobacco p.l.c. (the ‘Company’)

We report on the pro forma balance sheet and income statement (the ‘Pro Forma Financial Information’) set out in Part IV of the Class 1 circular of the Company relating to the acquisition of Reynolds American Inc. dated 14 June 2017 (the ‘Circular’), which has been prepared on the basis described in note 1, for illustrative purposes only, to provide information about how the acquisition of Reynolds American Inc. and its subsidiary undertakings by the Company might have affected the financial information presented on the basis of the accounting policies adopted by the Company in preparing the financial statements for the period ended 31 December 2016.This report is required by paragraph 13.3.3R of the Listing Rules of the Financial Conduct Authority and is given for the purpose of complying with that paragraph and for no other purpose.

Responsibilities

It is the responsibility of the directors of the Company to prepare the Pro Forma Financial Information in accordance with paragraph 13.3.3R of the Listing Rules of the Financial Conduct Authority.

It is our responsibility to form an opinion, as required by paragraph 7 of Annex II of the Prospectus Directive Regulation, as to the proper compilation of the Pro Forma Financial Information and to report that opinion to you.

In providing this opinion we are not updating or refreshing any reports or opinions previously made by us on any financial information used in the compilation of the Pro Forma Financial Information, nor do we accept responsibility for such reports or opinions beyond that owed to those to whom those reports or opinions were addressed by us at the dates of their issue.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed and which we may have as a result of the inclusion of this report in the Circular, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Listing Rule 13.4.1R(6), consenting to its inclusion in the Circular.

Basis of opinion

We conducted our work in accordance with the Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. The work that we performed for the purpose of making this report, which involved no independent examination of any of the underlying financial information, consisted primarily of comparing the unadjusted financial information with the source documents, considering the evidence supporting the adjustments and discussing the Pro Forma Financial Information with the directors of the Company.

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Pro Forma Financial Information has been properly compiled on the basis stated and that such basis is consistent with the accounting policies of the Company.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in the United States of America and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

63

Opinion

In our opinion:

a)	the Pro Forma Financial Information has been properly compiled on the basis stated; and
b)	such basis is consistent with the accounting policies of the Company.

Yours faithfully

KPMG LLP

64

PART V

SUMMARY OF THE PRINCIPAL TERMS AND CONDITIONS OF THE MERGER AGREEMENT

Pursuant to the terms of the Merger Agreement, on Completion, each RAI Share (other than any RAI Shares owned by the BAT Group or by RAI Shareholders who have properly asserted and not lost or effectively withdrawn appraisal rights) automatically will be converted into the right to receive the Merger Consideration. No fractional New BAT ADS will be issued as Merger Consideration, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADS (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADSs). The Series B Preferred Stock of RAI, held by a wholly owned subsidiary of RAI, will remain outstanding.

Each of RAI’s currently outstanding equity-based compensation awards will generally be converted on Completion into the right to receive the Merger Consideration for each RAI Share subject to such equity-based compensation award. The Retention RSUs, which are currently outstanding, and any equity-based compensation awards that are granted following entry into the Merger Agreement, will be converted into BAT equity awards on terms and conditions that are designed to preserve the value of the applicable equity-based compensation award.

BAT and RAI shall not be obliged to complete the Proposed Acquisition if any of the Conditions have not been met, or have not been waived, if applicable. These include:

•	Antitrust approvals:

o	expiration or termination of the applicable waiting period (or extension thereof) under the HSR Act; and

o	the earlier of the expiration of the waiting period required by Japanese merger control regulations and the receipt of clearance from the Japan Fair Trade Commission.

•	BAT Shareholder approvals:

o	the approval of the Merger Agreement and other transactions contemplated by the Merger Agreement and for the Directors to allot and issue the New BAT Shares at the General Meeting.

•	RAI Shareholder approvals:

o	approval of the Merger Agreement, by the holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the RAI Special Meeting (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI), is not entitled to vote in respect of this stock); and

o	approval of the Merger Agreement by the holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries.

•	Admission of New BAT Shares to listing on the LSE and New BAT ADSs on the NYSE:

o	approval for admission of the New BAT Shares to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE subject only to the issue of such New BAT Shares upon Completion; and

o	approval for listing on the NYSE of the New BAT ADSs issuable to RAI Shareholders as the share portion of the Merger Consideration (subject to official notice of issuance).

•	Registration statements declared effective by the SEC:

o	declaration by the SEC of the effectiveness of the registration statements filed on Form F-4 and Form F-6 relating to the New BAT Shares and New BAT ADSs to be issued as the share portion of the Merger Consideration (and the absence of any stop order suspending the effectiveness of such registration statements or any proceedings seeking such a stop order).

•	Other conditions:

o	the filing of the Prospectus and this Circular with the UKLA, the approval of the Prospectus and this Circular by the UKLA and the mailing of this Circular and the publishing of the Prospectus, in each case, in accordance with applicable rules and regulations;

65

o	absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity that prevents, makes illegal or prohibits the Completion or the issuance of the New BAT Shares;

o	accuracy of the representations and warranties made in the Merger Agreement by the other party, subject to certain exceptions based on a material adverse change standard; and

o	performance in all material respects by the other party of the obligations required under the Merger Agreement to be performed by it at or prior to Completion.

Pursuant to the requirements of the HSR Act, BAT and RAI filed Notification and Report Forms with respect to the Proposed Acquisition with the FTC and DOJ on 6 February 2017 and requested early termination of the HSR Act waiting period. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017.

On 23 March 2017, BAT and RAI filed notifications for the Proposed Acquisition with the Japan Fair Trade Commission. Approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied.

BAT’s obligation to complete the Proposed Acquisition is further conditional upon the absence of any legal restraint issued by a governmental entity under any antitrust laws that would, directly or indirectly, result in (1) any prohibition or limitation on the ownership or operation by RAI, BAT or their respective subsidiaries of any portion of the business, properties or assets of RAI, BAT or their respective subsidiaries, (2) RAI, BAT or their respective subsidiaries being compelled to dispose of or hold separate any portion of the business, properties or assets of RAI, BAT or any of their respective subsidiaries, (3) any prohibition or limitation on the ability of BAT to acquire or hold, or exercise full right of ownership of, any shares of the capital stock of the RAI Group, including the right to vote such shares, or (4) any prohibition or limitation on BAT effectively controlling the business or operations of the RAI Group.

Each of RAI and BAT has agreed not to solicit proposals, engage in discussions or furnish non-public information relating to certain alternative transactions. Notwithstanding these “no-shop” restrictions, subject to the terms of the Merger Agreement, each of the board of directors of RAI and BAT (including the RAI Transaction Committee, in the case of RAI) has the right, prior to obtaining its applicable shareholder approvals and subject to providing notice to the other party and engaging in negotiations with the other party, to change its recommendation in connection with an alternative proposal that is reasonably expected to be superior to the transactions contemplated by the Merger Agreement or if the failure to make a change of recommendation would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement contains customary representations, warranties and covenants made by each of BAT, BATUS and Merger Sub and RAI. The Merger Agreement requires BAT to call and hold a shareholders’ meeting and, subject to the ability of the Directors to change their recommendation as described above, requires the Board to recommend without qualification that BAT Shareholders approve the Resolution. The Merger Agreement also requires RAI to call and hold a special shareholders’ meeting and, subject to the ability of the board of directors of RAI or the RAI Transaction Committee to change its recommendation as described above, requires RAI’s board of directors and RAI Transaction Committee to recommend that RAI Shareholders approve the Merger Agreement.

Unless a party terminates the Merger Agreement in connection with a change in the recommendation of the other party’s board of directors (or the RAI Transaction Committee, in the case of RAI), such other party remains obligated to call and hold its shareholders’ meeting and does not have the right to terminate the Merger Agreement. Pursuant to the terms of the Merger Agreement, even if the Board effects a change in recommendation with respect to the transactions contemplated by the Merger Agreement, BAT and its subsidiaries are required to vote in favour of the Proposed Acquisition, in respect of their shareholdings in RAI.

In addition, pursuant to the Merger Agreement, BAT will take all actions necessary to cause three directors serving on RAI’s board of directors (other than the directors designated for nomination by B&W, a subsidiary of BAT) immediately prior to Completion to be appointed to the Board upon Completion. Such directors will be selected by BAT prior to Completion after consultation with the RAI Transaction Committee.

66

The Merger Agreement contains customary termination rights for each of RAI and BAT, including the right of each party to terminate the Merger Agreement if the Proposed Acquisition has not been completed on or before the End Date, subject to an extension of five business days if, on the initial End Date, BAT has not consummated all or any portion of the financing required to complete the Proposed Acquisition and the transactions contemplated by the Merger Agreement (the “Financing”). However, BAT’s consummation of the Financing is not a condition to the Completion.

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, BAT will be entitled to receive a termination fee of $1 billion from RAI in the event that:

•	the RAI board of directors or any committee thereof changes its recommendation to RAI shareholders and either (1) the Merger Agreement is terminated because the RAI shareholders fail to approve the Merger Agreement at the RAI Special Meeting or no shareholders’ meeting is held prior to the End Date; or (2) BAT terminates the Merger Agreement as a result of such change in recommendation; or

•	(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained and no legal restraint preventing the Completion is in effect), the RAI shareholders failed to approve the Merger Agreement at the RAI Special Meeting or RAI breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Company Takeover Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the capital stock or assets of RAI was made or made known to RAI or its shareholders; and (3) within 12 months after such termination, RAI or any of its subsidiaries enters into a definitive agreement with respect to, or completes, such Company Takeover Proposal.

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, RAI will be entitled to receive a termination fee of $1 billion from BAT in the event that:

•	the Board or any committee thereof changes its recommendation and either (1) the Merger Agreement is terminated because BAT Shareholders fail to approve the Resolution or no shareholders’ meeting is held prior to the End Date or (2) RAI terminates the Merger Agreement as a result of such change in recommendation; or

•	(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained, no legal restraint preventing the Completion is in effect and no antitrust restriction (as defined in the Merger Agreement) is in effect), the BAT Shareholders failed to approve the Resolution at the shareholders’ meeting or BAT breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Parent Alternative Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the shares in, or the assets of, BAT is publicly proposed or announced and (3) within 12 months after such termination, BAT enters into a definitive agreement with respect to, or completes, such Parent Alternative Proposal.

In addition, the Merger Agreement provides that RAI will be entitled to receive a termination fee of $500 million from BAT in the event that the Merger Agreement is terminated because the Proposed Acquisition has not occurred by the End Date and at the time of termination (1) all antitrust approvals that are Conditions have not been obtained, a legal restraint attributable to an antitrust law is in effect that prevents Completion or an antitrust restriction (as defined in the Merger Agreement) is in effect and (2) all other Conditions have been satisfied (or, in the case of any condition that is by its nature is to be satisfied at Completion, would be satisfied if Completion were to occur on the date of such termination. The Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied. BAT must also pay a termination fee of $500 million to RAI if the Merger Agreement is terminated because a legal restraint attributable to antitrust law that prevents Completion has become final and non-appealable. BAT will not be required to pay the termination fees described in this paragraph if RAI has not complied with its obligation to use reasonable best efforts to complete the Proposed Acquisition as promptly as practicable.

67

PART VI

ADDITIONAL INFORMATION

1.	Responsibility

The Company and the Directors, whose names appear at paragraph 2 below, accept responsibility for the information contained in this document. To the best of the knowledge and belief of the Company and the Directors (who have taken all reasonable care to ensure that such is the case) the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	Directors

Directors

Richard Burrows	Chairman

Nicandro Durante	Chief Executive

Ben Stevens	Finance Director

Kieran Poynter	Senior Independent Director

Sue Farr	Non-Executive Director

Ann Godbehere	Non-Executive Director

Dr Marion Helmes	Non-Executive Director

Savio Kwan	Non-Executive Director

Dr Pedro Malan	Non-Executive Director

Dimitri Panayotopoulos	Non-Executive Director

3.	Information incorporated by reference

The following sections of the Prospectus are incorporated by reference into this document. Where the information described below itself incorporates further information by reference to another document, that further information is not intended to form part of this document for any purpose.

The Prospectus has been published by BAT and can be viewed on its website (http://www.bat.com/reynolds). The Prospectus contains information regarding, among other things, the reasons for the Proposed Acquisition, further details concerning BAT and RAI, historical financial information, the Directors, and the New BAT Shares.

BAT Shareholders may, subject to applicable securities laws, request a copy of the Prospectus by telephoning BAT Publications on +44 20 7511 7797. Calls are charged at the standard network or applicable international rate. BAT Publications are open between 9:00am and 5:00pm, Monday to Friday excluding public holidays in England and Wales. BAT Shareholders may also contact BAT Publications by email on bat@team365.co.uk. Please note that BAT Publications cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes.

The contents of the websites of BAT and RAI do not form part of this document and investors should not rely on them.

68

Information incorporated by reference	Section of prospectus incorporated by reference	Prospectus page number(s)
Information on BAT

Organisational structure	Part XIX (Additional Information) – 3 (Organisational structure) – 3.1 (BAT Group)	216 to 218

Share capital	Part XIX (Additional Information) – 4 (Share capital)	220

Rights attached to New BAT Shares	Part XIX (Additional Information) – 4.5 (Rights attached to New BAT Shares)	222

Dilution of issued share capital	Part XIX (Additional Information) – 5 (Dilution)	222

Details of Directors’ interests in BAT Shares	Part XIX (Additional Information) – 7.2 (Interests of Directors and Senior Managers in the share capital of BAT)	233 to 234

Directors’ service agreements	Part XIX (Additional Information) – 9 (Directors’ terms and conditions)	240 to 242

Directors’ other directorships	Part XIX (Additional Information) – 7 (Directors’ and senior managers interests) – 7.1 (Other Directorships)	231 to 233

BAT share plans	Part XIX (Additional Information) – 7 (Directors’ and senior managers interests) – 7.2 (Interests of Directors and Senior Managers in the share capital of BAT) – 7.2.2 (Share awards)	233 to 238

Interests of significant shareholders	Part XIX (Additional Information) – 12 (Significant Shareholders)	250

Related-party transactions	Part XIX (Additional Information) – 16 (Related Party Transactions)	252

Details of material contracts	Part XIX (Additional Information) – 17 (Material contracts) – 17.1 (BAT material contracts)	252 to 261

Details of material litigation	Part XIX (Additional Information) – 18 (Material litigation) – 18.1 (BAT material litigation)	267 to 279

Information on RAI

Organisational structure	Part XIX (Additional Information) – 3 (Organisational structure) – 3.2 (The RAI Group)	219 to 220

RAI share plans	Part XIX (Additional Information) – 10 (Employee Share Schemes) – 10.7 (Share-based awards granted by RAI)	249 to 250

Details of material contracts	Part XIX (Additional Information) – 17 (Material contracts) – 17.2 (RAI material contracts)	261 to 267

Details of material litigation	Part XIX (Additional Information) – 18 (Material litigation) – 18.2 (RAI material litigation)	279 to 306

Unaudited consolidated financial statements of the RAI Group for the three months ended 31 March 2017 and the audit report	Part XV (Historical Financial Information of the RAI Group)	180

Audited consolidated financial statements of the RAI Group for the years ended 31 December 2016, 2015 and 2014 and the audit report	Part XV (Historical Financial Information of the RAI Group)	180

Audited consolidated financial statements of the RAI Group for the years ended 31 December 2015, 2014 and 2013 and the audit report	Part XV (Historical Financial Information of the RAI Group)	180

Audited consolidated financial statements of the Lorillard Group for the year ended 31 December 2014 and the audit report	Part XV (Historical Financial Information of the RAI Group)	186

69

4.	BAT

BAT was incorporated and registered in England and Wales on 23 July 1997 as a public limited company limited by shares with the name Measureprofit Public Limited Company and the registered number 03407696. By a special resolution, the Company changed its name to British American Tobacco p.l.c. on 24 April 1998.

The Company is domiciled in the United Kingdom with its registered office and principal place of business at Globe House, 4 Temple Place, London WC2R 2PG, United Kingdom. The telephone number of the Company’s registered office is +44 (0) 20 7845 1000.

The principal legislation under which the Company operates, and pursuant to which the BAT Shares have been, and the New BAT Shares will be, created is the Companies Act 2006 and the regulations made thereunder.

The statutory auditor of BAT, KPMG LLP is a member firm of the Institute of Chartered Accountants in England and Wales.

5.	Material contracts

Paragraph 17.1 of Part XIX (Additional Information) of the Prospectus contains a summary of:

•	each material contract (other than contracts entered into in the ordinary course of business) to which BAT or another member of the BAT Group is a party, for the two years immediately preceding publication of this document; and

•	any other contract (not being a contract entered into in the ordinary course of business) entered into by any member of the BAT Group which contains any provision under which any member of the BAT Group has any obligation or entitlement which is material to the BAT Group as at the date of this document.

Paragraph 17.2 of Part XIX (Additional Information) of the Prospectus contains a summary of:

•	each material contract (other than contracts entered into in the ordinary course of business) to which RAI or another member of the RAI Group is a party, for the two years immediately preceding publication of this document; and

•	any other contract (not being a contract entered into in the ordinary course of business) entered into by any member of the RAI Group which contains any provision under which any member of the RAI Group has any obligation or entitlement which is material to the RAI Group as at the date of this document.

6.	Working capital

The Company is of the opinion that, taking into account the Acquisition Facility and the 2017 RCF available to the Combined Group, the Combined Group has sufficient working capital for its present requirements, that is, for at least the next 12 months from the date of publication of this document.

7.	No Significant change

There has been no significant change in the financial or trading position of the BAT Group since 31 December 2016, being the date to which the last audited financial information has been published.

There has been no significant change in the financial or trading position of the RAI Group since 31 March 2017, being the date to which the last unaudited financial information has been published.

8.	Consents

KPMG has given and has not withdrawn its written consent to the inclusion of its reports on:

•	the unaudited reconciliations of the consolidated financial information of the RAI Group in paragraph 2 of Section B of Part III (Historical Financial Information of the RAI Group);

•	the historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 in paragraph 3 of Section C of Part III (Historical Financial Information of the RAI Group);

•	the unaudited reconciliations of the consolidated financial information of the Lorillard Group for the year ended 31 December 2014 in paragraph 2 of Section D of Part III (Historical Financial Information of the RAI Group);

70

•	the unaudited reconciliations of the consolidated financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 in paragraph 3 of Section D of Part III (Historical Financial Information of the RAI Group); and

•	the unaudited pro forma financial information in Section B of Part IV (Unaudited Pro Forma Financial Information of the Combined Group),

in the form and context in which these reports appear.

Deutsche Bank has given and has not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they are included.

UBS has given and has not withdrawn its written consent to the inclusion in this document of references to its name in the form and context in which they are included.

Centerview Partners has given and has not withdrawn its written consent to the inclusion in this document of the references to its name in the form and context in which they are included.

9.	Documents available for inspection

Copies of the following documents will be available for inspection at the Company’s registered office, Globe House, 4 Temple Place, London WC2R 2PG, United Kingdom during normal business hours on Monday to Friday each week (public holidays excepted) for a period of 12 months following Completion:

•	Memorandum of Association and the Articles of Association;

•	the Merger Agreement;

•	the annual reports and audited consolidated financial information for the BAT Group in respect of the three financial years ended 31 December 2016, 2015 and 2014;

•	the unaudited consolidated financial information of the RAI Group in respect of the three months ended 31 March 2017;

•	the audited consolidated financial information of the RAI Group in respect of the three financial years ended 31 December 2016, 2015 and 2014;

•	the audited consolidated financial information of the RAI Group in respect of the three financial years ended 31 December 2015, 2014 and 2013;

•	the audited consolidated financial information of the Lorillard Group for the year ended 31 December 2014;

•	the consolidated financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015;

•	KPMG’s reports on:

o	the unaudited reconciliations of the consolidated financial information of the RAI Group in paragraph 2 of Section B of Part III (Historical Financial Information of the RAI Group);

o	the historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 in paragraph 3 of Section C of Part III (Historical Financial Information of the Lorillard Group);

o	the unaudited reconciliations of the consolidated financial information of the Lorillard Group for the year ended 31 December 2014 in paragraph 2 of Section D of Part III (Historical Financial Information of the Lorillard Group);

o	the unaudited reconciliations of the consolidated financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 in paragraph 3 of Section D of Part III (Historical Financial Information of the Lorillard Group); and

o	the Unaudited Pro Forma Financial Information in Section B of Part IV (Pro Forma Financial Information of the Combined Group),

•	the consent letters referred to in paragraph 8 above;

•	the Prospectus; and

•	this Circular.

This document is dated 14 June 2017.

71

PART VII

DEFINITIONS

The following definitions apply throughout this document, unless the context requires otherwise:

“2014 RCF”	the £3,000,000,000 revolving credit facility agreement dated 29 May 2014, between BAT, BATIF, BATHTN and BATNF as original borrowers, BAT as guarantor, HSBC Bank plc as agent and euro swingline agent and HSBC Bank USA, National Association as USD swingline agent and the lenders and financial institutions party thereto, and which will be cancelled at Completion

“2017 RCF”	the £5,680,000,000 forward starting revolving credit facility agreement dated 20 January 2017 between BAT, BATIF, BATHTN, BATNF and BATCAP, as original borrowers, BAT as guarantor, HSBC Bank plc as agent and euro swingline agent and HSBC Bank USA, National Association as US agent and USD swingline agent and the lenders and financial institutions party thereto, and which will be available to the BAT Group at Completion provided that applicable conditions precedent are met (including evidence that the 2014 RCF has been cancelled and, if applicable, repaid or prepaid in full)

“Acquisition Facility”	the term loan facilities agreement, dated as at 16 January 2017, among B.A.T. International Finance p.l.c. and B.A.T. Capital Corporation, as original borrowers, BAT, as guarantor, HSBC Bank plc, as agent, HSBC Bank USA, National Association, as US agent and the lenders and financial institutions party thereto, providing for an unsecured and unsubordinated term loan facility in an aggregate principal amount of up to $25 billion for the purpose of financing the Proposed Acquisition, paying related taxes, fees, costs and expenses and refinancing an existing revolving credit facility of RAI, and which will be available to the BAT Group at Completion provided that applicable conditions precedent are met

“Admission and Disclosure Standards”	the requirements contained in the publication “Admission and Disclosure Standards” dated 16 April 2013 containing, among other things, the admission requirements to be observed by companies seeking admission to trading on the LSE’s main market for listed securities

“Admission”	the admission of the New BAT Shares to the premium listing segment of the Official List and to trading on the LSE’s main market for listed securities becoming effective in accordance with paragraph 3.2.7 of the Listing Rules and the Admission and Disclosure Standards

“ADS”	American Depositary Share

“All Other”	the RAI operations other than RJR Tobacco, Santa Fe and American Snuff

“American Snuff”	the RAI operating segment which consists of the primary operations of American Snuff Co.

“American Snuff Co.”	American Snuff Company, LLC, an indirect wholly owned subsidiary of RAI

“Annual General Meeting”	the annual general meeting of the Company

“Articles of Association” or “Articles”	the articles of association of the Company

“BATUS”	BATUS Holdings Inc., a Delaware corporation and a wholly owned subsidiary of BAT

“B&W”	Brown & Williamson Holdings, Inc., (formerly, Brown & Williamson Tobacco Corporation) a wholly owned subsidiary of BAT

“BAT” or “Company”	British American Tobacco p.l.c., a public limited company incorporated under the laws of England and Wales, with company number 03407696 and its registered office in Globe House, 4 Temple Place, London, WC2R 2PG, United Kingdom

72

“BAT ADSs”	American Depositary Shares representing the BAT Shares

“BAT ADS ratio change”	the ratio change agreement which changed the ratio of each BAT ADS representing two BAT Shares to each BAT ADS representing one BAT Share as at 14 February 2017

“BAT Group”	BAT and its subsidiary undertakings (as defined in the Companies Act 2006), from time to time

“BAT Publications”	British American Tobacco Publications, Unit 80, London Industrial Park, Roding Road, London, E6 6LS, United Kingdom

“BAT Shareholders”	the holders of BAT Shares

“BAT Shares”	ordinary shares of 25 pence each in the capital of the Company

“BAT Treasury Shares”	treasury shares held in BAT

“BATCAP”	B.A.T. Capital Corporation

“BATHTN”	British American Tobacco Holdings (The Netherlands) B.V.

“BATIF”	B.A.T. International Finance p.l.c.

“BATNF”	B.A.T. Netherlands Finance B.V.

“Board”	the board of Directors of the Company

“BTI”	BTI 2014 LLC

“business day”	a day (other than a Saturday or Sunday) on which banks are open for general business in either of London or New York

“Cash-out RSU”	each restricted stock unit and each performance share award, in each case, that was granted by RAI prior to the date of the Merger Agreement, other than Retention RSUs

“Centerview Partners”	Centerview Partners UK LLP

“Circular”	this circular to be sent by BAT to BAT Shareholders

“CNTC”	China National Tobacco Corporation

“Combined Group”	the BAT Group and the RAI Group after the Proposed Acquisition has taken effect

“Companies Act 2006”	an Act to reform company law and restate the greater part of the enactments relating to companies; to make other provision relating to companies and other forms of business organisation; to make provision about directors’ disqualification, business names, auditors and actuaries; to amend Part 9 of the Enterprise Act 2002; and for connected purposes, with the short title “the Companies Act 2006”

“Completion”	the completion of the Proposed Acquisition for the purposes of the Merger Agreement in accordance with its terms (and references to “complete” shall be construed accordingly)

“Conditions”	the conditions to Completion as set out in the Merger Agreement, and which are summarised in Part V (Summary of the Principal Terms and Conditions of the Merger Agreement) of this Circular

“CREST”	the system of paperless settlement of trades in listed securities of which Euroclear UK & Ireland Limited is the operator

“CTBAT”	CTBAT International Co. Limited

“CTP”	“Center for Tobacco Products”, established in 2009 by the FDA

“Depositary”	Citibank, N.A. in its capacity as depositary bank for the ADS.

“Deutsche Bank”	Deutsche Bank AG, London Branch

“Directors”	the directors of BAT whose names appear in Part I (Letter from the Chairman) of this Circular

“Disclosure Guidance and Transparency Rules”	the disclosure guidance and transparency rules made by the FCA under Part 6 of the FSMA

73

“Divestiture”	the acquisition by Imperial Sub of certain assets (i) owned by certain RAI subsidiaries or affiliates relating to the cigarette brands WINSTON, KOOL and SALEM and (ii) owned by Lorillard subsidiaries or affiliates related to the cigarette brand Maverick and the “e-vapour” brand BLU (including SKYCIG), as well as Lorillard’s owned and leased property, and certain transferred employees, together with associated liabilities

“DOJ”	the US Department of Justice

“EBITDA”	earnings before interest, taxes, depreciation and amortisation

“ECB”	the European Central Bank

“Effective Date”	the date in which the Proposed Acquisition becomes effective in accordance with the terms under the Merger Agreement

“Employee Share Schemes”	the BAT Group’s employee share schemes, including the LTIP, the DSBS, the Shares Scheme and the ESOP, and the RAI Group’s employee share schemes including the RAI Omnibus Incentive Plan and Retention RSUs

“End Date”	31 December 2017

“EPS”	earnings per share

“EURIBOR”	the Euro Interbank Offered Rate

“Euroclear”	Euroclear UK & Ireland Limited, the operator of CREST

“Exchange Act”	the United States Securities Exchange Act of 1934, as amended

“Exchange Agent”	Citibank, N.A. in its capacity as exchange agent for the Proposed Transaction.

“Existing BAT ADSs”	the BAT ADSs representing the Existing BAT Shares

“Existing BAT Shares”	the entire issued share capital of BAT prior to the issue of the New BAT Shares

“FCA”	the Financial Conduct Authority

“FCPA”	the US Foreign Corrupt Practices Act of 1977

“FDA”	the US Food & Drug Administration

“FDA Tobacco Act”	Family Smoking Prevention and Tobacco Control Act of 2009, as amended

“Form F-4”	the registration statement on Form F-4 filed with the SEC relating to the registration under the Securities Act of the New BAT Shares constituting the share portion of the Merger Consideration

“Form F-6”	a registration statement on Form F-6 to be filed with the SEC relating to the registration under the Securities Act of the New BAT ADSs to be issued as part of the Merger Consideration and the change in BAT’s SEC reporting status

“FSMA”	the Financial Services and Markets Act 2000 (as amended)

“FTC”	the US Federal Trade Commission

“General Meeting”	the general meeting of BAT to be held at 2pm (UK time) on 19 July 2017, or any adjournment thereof

“Global Drive Brands”	DUNHILL, KENT, LUCKY STRIKE, PALL MALL and ROTHMANS collectively

“HSR Act”	the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended

“IFRS (EU)”	International Financial Reporting Standards as adopted by the European Union

“IFRS (IASB)”	the International Accounting Standards Board for International Financial Reporting Standards

“ISIN”	International Security Identification Number

“Joint Financial Advisers”	Centreview Partners, Deutsche Bank and UBS

“Joint Sponsors”	Deutsche Bank and UBS

74

“JSE”	the Johannesburg Stock Exchange

“JTI Holding”	JT International Holding BV, a subsidiary of JTI

“Latest Practicable Date”	12 June 2017 (being the latest practicable date prior to the publication of this Circular)

“LIBOR”	the London Interbank Offered Rate

“Listing Rules”	the listing rules made by the UKLA pursuant to Part 6 of the FSMA

“London Stock Exchange” or “LSE”	London Stock Exchange plc

“Lorillard”	Lorillard, Inc., n/k/a Lorillard, LLC

“Lorillard Group”	Lorillard and its subsidiary undertakings (as defined in the Companies Act 2006)

“Lorillard Merger”	the acquisition by RAI of Lorillard on 12 June 2015

“Lorillard Tobacco”	Lorillard Tobacco Company, LLC, f/k/a Lorillard Tobacco Company

“Memorandum of Association”	the memorandum of association of the Company

“Merger Agreement”	the Agreement and Plan of Merger, dated 16 January 2017, amended on 8 June 2017, and as it and the plan of merger contained therein may be amended from time to time, among BAT, BATUS, RAI and Merger Sub

“Merger Consideration”	the consideration, per RAI Share, to be received by RAI Shareholders in the Proposed Acquisition, consisting of (1) a number of BAT ADSs representing 0.5260 of a New BAT Share, plus (2) $29.44 in cash, without interest

“Merger Sub”	Flight Acquisition Corporation, a North Carolina corporation and indirect, wholly owned subsidiary of BAT

“MSA”	the Master Settlement Agreement, dated 23 November 1998 and between the 46 US States, the District of Columbia and five US territories and various tobacco manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, resolving various state health care cost recovery claims.

“MSAi”	Management Science Associates, Inc.

“NCBCA”	the North Carolina Business Corporation Act

“New BAT ADSs”	the BAT ADSs to be issued by the Depositary as part of the Merger Consideration

“New BAT Shares”	the BAT Shares underlying the BAT ADSs to be issued as the share portion of the Merger Consideration

“Next Generation Products”	refer, in relation to BAT’s view of such products, any tobacco or nicotine product developed to offer consumers potentially less risky alternatives to smoking conventional cigarettes and include (1) vapour products (such as e-cigarettes), which are battery powered electronic devices which heat a solution to create a vapour which can be inhaled, and (2) tobacco heating products, which are battery powered electronic devices that operate with specifically designed consumables containing tobacco, to deliver a real tobacco taste and aroma, and, in relation to RAI’s view of such products, the above-mentioned products as well as (a) any device that employs a chemical reaction or combustible, carbonaceous fuel source for heat generation to produce an aerosol from a physically separate source and (b) products that contain nicotine for therapeutic purposes (such as products characterised as gums, lozenges and inhalers that are intended to be nicotine replacement therapy products and products characterised as devices that are intended to be used for nicotine replacement therapy purposes)

“NNN”	N-Nitrosonornicotine

“Non-Executive Directors”	Richard Burrows, Kieran Poynter, Sue Farr, Ann Godbehere, Marion Helmes, Savio Kwan, Pedro Malan and Dimitri Panayotopoulos

“Notice of the General Meeting”	the notice for the General Meeting as set out on page 145 of this document

75

“NPM Adjustment”	non-participating manufacturer adjustment included in the MSA that potentially reduces the annual payment obligations of RJR Tobacco Company, Lorillard Tobacco and the other participating manufacturers

“NYSE”	the New York Stock Exchange

“NYSE MKT”	the New York Stock Exchange MKT (formerly known as the “American Stock Exchange”)

“Official List”	the Official List of the UKLA

“PFSA”	the form of proxy accompanying this Circular for use by certified BAT Shareholders on the SA Register

“Philip Morris USA”	Philip Morris USA Inc.

“PRA”	the Prudential Regulation Authority

“Proposed Acquisition”	the acquisition, by a subsidiary of the Company, of the remaining 57.8% of the shares in RAI, not already held by the Company or its subsidiaries, which will be effected through a statutory merger pursuant to the laws of North Carolina

“Prospectus”	the prospectus published by BAT in relation to the Proposed Acquisition on or around the date of this document relating to the New BAT Shares to be issued pursuant to the Proposed Acquisition.

“Prospectus Directive”	Directive of the European Parliament and of the Council 2003/71/EC, and amendments thereto, including the PD Amending Directive (2010/ 73/EU) and includes any relevant implementing measure in the Relevant Member State including the “Prospectus Directive Regulation” (809/2004)

“Prospectus Rules”	the prospectus rules made by the FCA under Part 6 of the FSMA

“Proxy Form”	the form of proxy accompanying this Circular for use by BAT Shareholders on the UK Register in connection with the General Meeting

“RAI”	Reynolds American Inc.

“RAI Group”	RAI and its subsidiary undertakings (as defined in the Companies Act 2006)

“RAI RSU”	any RAI restricted stock unit award subject solely to time-based vesting and not performance-based vesting (other than performance-based vesting only for purposes of Code Section 162(m)), payable in shares of RAI common stock or the value of which is determined with reference to the value of shares of RAI common stock, whether granted by RAI under an RAI equity-based compensation plan or otherwise

“RAI Shareholders”	the shareholders of RAI, excluding any shareholder which is a member of the BAT Group

“RAI Shares”	RAI common stock, par value $0.0001 per share

“RAI Special Meeting”	the special meeting of the RAI Shareholders to vote on certain matters in connection with the Proposed Acquisition scheduled to take place at 9am (New York time) on 19 July 2017

“RAI Transaction Committee”	the special committee formed by the RAI board of directors, initially formed to review and evaluate BAT’s initial proposal on 20 October 2016, the Proposed Acquisition and RAI’s other available strategic alternatives, consisting of independent directors of RAI not designated for nomination by B&W as at 28 October 2016, but which ceased to include Thomas C. Wajnert following his retirement from the RAI Board effective as at the close of business on 31 December 2016

“Registrars”	UK Registrar and SA Registrar

“Registration Statement”	the Form F-4 filed by the Company with the SEC in connection with the Proposed Acquisition

“Regulatory Information Service”	the Regulatory News Services of the LSE and the Stock Exchange News Service of the JSE

76

“Resolution”	the ordinary resolution to approve the Proposed Acquisition, and the authority to allot BAT Shares in connection with the Proposed Acquisition, to be proposed at the General Meeting, the full text of which is set out in the Notice of General Meeting at the end of this document

“Retention RSUs”	as defined in the Merger Agreement, the three RAI restricted stock unit grants that were made prior to the date of the Merger Agreement, but will be assumed and will not be cashed-out in connection with the Proposed Acquisition

“RJR Tobacco”	the RAI operating segment which consists of the primary operations of RJR Tobacco Company

“RJR Tobacco Company”	R. J. Reynolds Tobacco Company, an indirect wholly owned subsidiary of RAI and successor-by-merger to Lorillard Tobacco

“RJR Vapor”	R. J. Reynolds Vapor Company, an indirect wholly owned subsidiary of RAI

“Rollover Awards”	the Retention RSUs and the equity based compensation awards granted by RAI following entry into the Merger Agreement, which will be assumed by BAT and will not be cashed-out in connection with the Proposed Acquisition

“RSU”	restricted stock units

“SA Transaction Sponsors”	UBS South Africa (Pty) Ltd

“SA Register”	the branch of the register of BAT Shareholders maintained in South Africa

“SA Registrar”	Computershare Investor Services Proprietary Limited

“Santa Fe”	the RAI operating segment which consists of the primary operations of SFNTC and includes the manufacturing and marketing of premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States

“Schedules 13E-3“	the filings on Schedule 13E-3 in relation to RAI

“SEC”	the United States Securities and Exchange Commission

“Securities Act”	the United States Securities Act of 1933 (as amended)

“Senior Managers”	those members of the management bodies of the Company and its subsidiary undertaking who are relevant to establishing that the Company has the appropriate expertise and experience for the management of its business for the purposes of paragraph 14.1 of Annex I of the Prospectus Rules being Jerome Abelman, Jack Bowles, Alan Davy, Giovanni Giordano, Andrew Gray, Tadeu Marroco, Ricardo Oberlander, Dr David O’Reilly, Naresh Sethi, Johan Vandermeulen and Kingsley Wheaton

“SFNTC”	Santa Fe Natural Tobacco Company, Inc., a wholly owned subsidiary of RAI

“SFRTI”	SFR Tobacco International GmbH

“Start Date”	the earlier of (1) the date of Completion and (2) the business day that is six months after 16 January 2017, as applicable in respect of the Acquisition Facility

“STR Data”	US cigarette (or smokeless tobacco products, as applicable) shipments to retail outlets

“Strate”	Strate Proprietary Limited, registration number 1998/022242/07, a private company incorporated under the laws of South Africa and the electronic settlement system for settlements that take place on the JSE and off-market trades

“UBS”	UBS Limited

“UK Register”	the register of BAT Shareholders maintained in the United Kingdom

“UK Registrar”	Computershare Investor Services PLC

77

“UKLA”	the FCA when it is exercising its powers under Part 6 of the FSMA

“Unaudited Pro Forma Financial Information”	the unaudited pro forma income statement for the year ended 31 December 2016 and the unaudited pro forma balance sheet as at 31 December 2016 for the Combined Group

“United Kingdom” or “UK”	the United Kingdom of Great Britain and Northern Ireland

“United States” or “US”	the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia

“US GAAP”	generally accepted accounting principles in the United States

“Voting Instruction Form”	voting instruction form for owners of BAT Shares dematerialised into Strate

78

APPENDIX 1

PROFIT FORECAST

Section A: The RAI Group unaudited financial forecasts relating to the period commencing 1 January 2017 and ending 31 December 2021

1.	The RAI Group Long Range Forecasts

Certain long-range unaudited financial projections relating to the standalone RAI Group (the “RAI Group Standalone Projections”) have been disclosed in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and the filings on Schedule 13E-3 in relation to RAI (the “Schedules 13E-3”), which have been filed with the US Securities and Exchange Commission.

In connection with the negotiation of the Proposed Acquisition, in October 2016, RAI prepared the RAI Group Standalone Projections based on the assumptions and estimates considered reasonable by RAI as at the date that the projections were prepared. The RAI Group Standalone Projections relate to RAI without giving effect to the Proposed Acquisition and were prepared by RAI’s management without any input from BAT and furnished, in whole or in part, to BAT, the RAI Transaction Committee, RAI board of directors (excluding Jerome Abelman and Ricardo Oberlander, the two members of the RAI board of directors designated by B&W and who also are Senior Managers of BAT or one of its subsidiaries, who voluntarily recused themselves from all meetings of the RAI board of directors at which the Proposed Acquisition or any potential alternative strategic transaction was or would be discussed or considered), the financial adviser of the RAI Transaction Committee, Goldman Sachs, and the financial advisers of the RAI board of directors, J.P. Morgan and Lazard. The RAI Group Standalone Projections were used by the RAI Transaction Committee and the RAI board of directors in connection with their evaluation of the Proposed Acquisition and were used by the financial advisers of the RAI Transaction Committee and the RAI board of directors in performing their respective financial analyses and preparing their respective opinions as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates), which opinions were delivered to the RAI Transaction Committee or the RAI board of directors, as applicable, in connection with their consideration of the Proposed Acquisition.

Certain RAI Group Standalone Projections were included in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and others were required to be included in exhibits to the Schedules 13E-3 pursuant to specific requirements of the applicable rules and regulations promulgated by the US Securities and Exchange Commission.

The RAI Group Standalone Projections are forward-looking in nature. The RAI Group Standalone Projections for gross profit, operating income, net income, earnings per share, EBITDA and unlevered net income / earnings before interest and after taxes (“EBIAT”) do not reflect the potential impact of items such as mark-to-market pension/postretirement adjustments, implementation costs, debt restructuring activities and the Engle progeny cases, and their related cash flows, if applicable. RAI management cannot estimate on a forward-looking basis the impact of the items referred to in the preceding sentence to the RAI Group Standalone Projections because these items, which could be significant, are difficult to predict and may be highly variable. The RAI Group Standalone Projections relate to multiple future years, and such information by its nature becomes less predictive with each succeeding year. The RAI Group Standalone Projections refer to RAI as a public company on a standalone basis. Following the Proposed Acquisition, RAI will not be a publicly listed company in the United States. As a result, the RAI Group Standalone Projections will not be comparable to future results of the Combined Group reported under IFRS (EU) and IFRS (IASB), which will reflect the impact of the items noted earlier in this paragraph. Neither RAI nor BAT intends to update or revise the RAI Group Standalone Projections regardless of whether any or all of the assumptions underlying the projections are shown to be in error.

79

The following RAI Group Standalone Projections were denominated in USD.

	RAI Group Standalone Projections (in millions unless otherwise stated)
	FY17	FY18	FY19	FY20	FY21
Gross profit	$7,892	$8,458	$8,922	$9,597	$10,303
Operating Income[1]	$6,181	$6,736	$7,190	$7,880	$8,548
Net Income[2]	$3,576	$3,903	$4,155	$4,583	$5,010
EPS (per share)[3]	$2.53	$2.78
1	Referred to as EBIT in the Lazard analysis.
2	Net Income is defined as Operating Income minus net interest and taxes.
3	EPS is presented on a diluted basis.

EBITDA1

	RAI Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY17	FY18	FY19	FY20	FY21
J.P. Morgan/Goldman Sachs ($)		$6,313	$6,877	$7,329	$8,026	$8,696
Goldman Sachs (£)	£2,689	-	£5,643	£6,014	£6,587	£7,136
Lazard	$3,278	$6,313	$6,877	$7,329	$8,026	$8,696
1	EBITDA is defined as earnings before interest, taxes, depreciation and amortisation.

Operating Income1,2

RAI Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
H2 FY17
Lazard	$3,211
1	Referred to as EBIT in the Lazard analysis.
2	Operating income or EBIT is defined as EBITDA minus depreciation and amortisation.

Unlevered Net Income/EBIAT1,2

	RAI Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	FY17	FY18	FY19	FY20	FY21
J.P. Morgan/Goldman Sachs/Lazard	$3,944	$4,286	$4,565	$5,000	$5,420
1	Referred to as EBIAT in the J.P. Morgan and Goldman Sachs analysis and Unlevered Net Income in the Lazard analysis.
2	Unlevered Net Income or EBIAT is defined as Operating Income minus taxes.

Net Income1

	RAI Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	FY19	FY20	FY21
Lazard	$4,151	$4,578	$5,002
1	Net Income is defined as Operating Income minus net interest and taxes.

Earnings Per Share1

	RAI Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (per share)
	FY19	FY20	FY21
Goldman Sachs	$2.99	$3.33	$3.67
Lazard	$2.99	$3.33	$3.68
1	EPS is presented on a diluted basis.

80

2.	In the view of BAT, the RAI Group Standalone Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolution

For the reasons set out below, the Directors consider that the RAI Group Standalone Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolution.

2.1	Purpose of preparation

In connection with the negotiation of the Proposed Acquisition, in October 2016, RAI prepared the RAI Group Standalone Projections based on the assumptions and estimates considered reasonable by RAI as at that date. The RAI Group Standalone Projections were prepared on the basis of RAI’s view alone as to the future performance of the RAI Group as a stand-alone business and therefore do not give effect to the Proposed Acquisition or any changes to RAI’s operations or strategy that may be implemented after Completion, including any potential synergies realised as a result of the Proposed Acquisition. The Board believes that the RAI Group Standalone Projections can be expected to differ significantly from the actual results of RAI as part of a Combined Group, as set out below, for the five years ended 31 December 2021. They are also now approximately eight months out of date.

The RAI Group Standalone Projections were used by the RAI Transaction Committee and the RAI board of directors for the purposes of their consideration and evaluation of the Proposed Acquisition and were used by their financial advisers in performing their respective financial analyses and were not prepared for the purpose of public disclosure. The RAI Group Standalone Projections were not required to be and were not prepared in compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, US GAAP, IFRS (EU) or IFRS (IASB), nor were they prepared with the intention of being relied upon by, shareholders of RAI or BAT. Indeed, no independent registered accounting firm has examined, compiled or otherwise performed any procedures with respect to the RAI Group Standalone Projections and, accordingly, no independent registered accounting firm has expressed any opinion or given any other form of assurance with respect thereto, and no independent registered accounting firm assumes any responsibility for the RAI Group Standalone Projections. As such the inclusion of the RAI Group Standalone Projections in exhibits to the Schedules 13E-3 and the Proxy Statement/Prospectus forming part of the Registration Statement “should not be regarded as an indication that RAI or any other recipient of the unaudited financial forecasts considered, or now considers, the forecasts to be material or necessarily predictive of actual future events, and the unaudited financial forecasts should not be relied upon as such”.

2.2	Reasons relating to the Proposed Acquisition that mean the RAI Group Standalone Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolutions.

As set out on page 1 of this Circular, Completion is currently expected to take place on or around 25 July 2017. There will therefore be approximately five months of the current financial year remaining at the time of Completion. The Directors consider that certain changes to be implemented by BAT following Completion (each of which is described in more detail below) will have a significant effect on the RAI Group and its financial results for the current financial year and any subsequent financial years, rendering the RAI Group Standalone Projections no longer valid for the purpose of deciding how to vote in respect of the Resolution.

The principal changes expected to affect the financial results of the RAI Group during the remainder of the current financial year and beyond are summarised below:

(A)	Synergies

As stated in paragraph 4 of Part I (Letter from the Chairman) of this Circular, the Directors expect the Combined Group to achieve at least $400 million in annualised cost synergies by the end of the third full year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

These cost synergies are expected to have an impact on the business and financial results of the RAI Group from 2018 onwards, assuming Completion takes place in line with the expected timetable set out on page 1 of this Circular.

The cost synergies referred to above are expected to arise in relation to both (1) direct costs relating to production and distribution; and (2) operational costs and expenses, thereby impacting the validity of

81

the cost base included within the RAI Group Standalone Projections for the purpose of deciding how to vote in respect of the Resolution. In the absence of other factors, these cost synergies will result in lower operating and administration expenses in each of 2018, 2019, 2020 and 2021 and consequently an increase in the RAI Group Standalone Projections.

(B)	Capital structure and share repurchases

Following Completion, the RAI Group will become a wholly-owned subsidiary of BAT and its capital and funding structure will therefore be considerably different from that assumed in the RAI Group Standalone Projections.

The RAI Group Standalone Projections reflected assumptions around the repurchase and cancellation of RAI shares. The RAI Group Standalone Projections assumed or took into account $2 billion in share buybacks to be undertaken by RAI through Q4 2018 and $1 billion per year in share buybacks for each of 2019 to 2021. As a result of the Proposed Acquisition, in Q4 2016 RAI ceased to repurchase and cancel its own shares (except for limited repurchases to offset issuances related to share based compensation) so these assumptions are no longer valid for the purpose of deciding how to vote in respect of the Resolution. As a consequence, net interest expense will be lower, which would increase net income and EPS, and the number of shares in issue will be higher than assumed in the RAI Group Standalone Projections, thereby reducing EPS.

The RAI Group’s Standalone Projections also reflected assumptions around debt refinancing activity that was expected to take place in H1 2017 to reduce the RAI Group’s net interest expense. As a result of the Proposed Acquisition, RAI will not proceed with this refinancing activity so the net interest assumptions are no longer valid for the purpose of deciding how to vote in respect of the Resolutions. As a consequence, in each of 2017, 2018, 2019, 2020 and 2021 net interest expense will be higher, which would decrease Net Income and EPS compared to the RAI Group Standalone Projections.

(C)	Share based compensation expense

From Completion, the accounting expense for share-based compensation relating to the RAI Group’s previous share-based compensation plans will be materially different to that reflected in the RAI Group Standalone Projections.

On Completion, some of the RAI share awards will vest immediately as a result of change of control provisions triggered by the Proposed Acquisition and there will therefore be no further ongoing share-based compensation expense in respect of these vested awards. This will result in reduced selling, general and administrative expenses in 2017, 2018, 2019, 2020 and 2021 and an increase in the amounts assumed in the RAI Group Standalone Projections, making them no longer valid for the purpose of deciding how to vote in respect of the Resolution.

In relation to the replacement awards that do not vest immediately, the operating income of the RAI Group will be impacted by the difference in the expense relating to the BAT replacement awards given to RAI employees and the projected expense relating to existing RAI Group awards, as included in the RAI Group Standalone Projections. This will impact selling, general and administrative expenses in each of 2017, 2018, 2019, 2020 and 2021 and several of the RAI Group Standalone Projections, making them no longer valid for the purpose of deciding how to vote in respect of the Resolution.

Further awards under BAT’s share schemes may be made to RAI employees in the future and the expense relating to these awards may be significantly different to the assumptions relating to the RAI Group’s previous share-based compensation plans. This will impact several of the RAI Group Standalone Projections, making them no longer valid for the purpose of deciding how to vote in respect of the Resolutions.

(D)	Recharges of BAT Group overhead costs to the RAI Group

BAT allocates or charges the centrally-incurred cost of certain support functions, including IT, technical and other advisory functions, to its operating businesses. Following Completion, BAT will recharge a portion of these costs to the RAI Group, increasing operating costs in each of 2017, 2018, 2019, 2020 and 2021 and reducing certain RAI Group Standalone Projections.

2.3	Accounting policies used to prepare the RAI Group Standalone Projections

While the RAI Group Standalone Projections are not required to and do not purport to comply with US GAAP or the guidelines published by the SEC (among others), they were prepared broadly consistently with US GAAP accounting principles. Following Completion, the Combined Group

82

(including the RAI Group) will publicly report its results under IFRS (EU) and IFRS (IASB). The RAI Group Standalone Projections will therefore not be directly comparable to any results publicly reported for the Combined Group (including the RAI Group) in the future. A reconciliation of the historical results of the RAI Group previously reported under US GAAP to IFRS (EU) is set out in Part III (Historical Financial Information of the RAI Group) of this Circular.

2.4	Long-term projections

The RAI Group Standalone Projections cover multiple years and such information by its nature becomes less predictable with each successive year. They do not take into account any circumstances or events occurring after the date they were prepared or any circumstances resulting from or otherwise relating to the Proposed Acquisition. They were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of RAI’s management. RAI’s management prepared the RAI Group Standalone Projections consistent with historical practices and assumptions and such forecasts are reflective of RAI’s view of future variables. These assumptions included assumptions with respect to annual future industry volume declines and price increases, future market share changes for the RAI Group’s products, future manufacturing cost and selling, general and administrative cost changes and inflation, including the inflationary impact on MSA costs. Although in the view of RAI’s management, the RAI Group Standalone Projections were prepared on a reasonable basis and reflected the best then-currently available estimates and judgments of RAI’s management, various risks, contingencies and other uncertainties may affect actual results and cause them to differ from the RAI Group Standalone Projections.

2.5	In the longer term, there is significant uncertainty around the performance of innovative new products and the regulatory environment

The RAI Group Standalone Projections reflect assumptions with respect to the future performance of the vapour and tobacco heating category product offerings. The future performance of these innovative new product offerings is more difficult to forecast while the products are in the early stages of their life cycle. The level of future sales is dependent on a number of factors, many of which are beyond RAI’s control, including the pricing of competing products, overall demand for its products, changes in consumer preferences, market competition and government regulation, and actual results may differ significantly from the assumptions in the RAI Group Standalone Projections.

The RAI Group Standalone Projections reflect assumptions around the competitive and regulatory environment and its impact on the RAI Group. The difficulty in accurately forecasting such factors over the longer term means that actual results would differ significantly from the assumptions in the RAI Group Standalone Projections.

For example, the RAI Group Standalone Projections reflect assumptions at the time they were prepared around the regulatory environment in the US and its impact on the RAI Group. The advertising, sale and consumption of tobacco products have been, and continue to be, subject to increasingly stringent regulatory regimes. These restrictions have been introduced by both regulation and voluntary agreements and (1) may impact the RAI Group’s ability to sell its existing products, maintain or build brand equity, communicate with consumers, apply strategic pricing decisions, launch future products and innovations, enter new markets, including through acquisitions, and compete within the legitimate tobacco industry; (2) may impact consumers’ ability to differentiate products; (3) may reduce consumer acceptability of new product specifications; and (4) in particular, may contribute to the growth of illicit tobacco products. The difficulty in accurately forecasting such factors over the longer term means that actual results would differ significantly from the assumptions in the RAI Group Standalone Projections.

The RAI Group Standalone Projections include assumptions with respect to the future performance of RAI’s NEWPORT brand, the leading menthol brand in the US. In 2013, the FDA issued its preliminary scientific evaluation regarding menthol cigarettes, concluding that menthol cigarettes adversely affect initiation, addiction and cessation compared to non-menthol cigarettes. The FDA also issued an Advance Notice of Proposed Rulemaking, seeking comments on various issues relating to the potential regulation of menthol cigarettes. Although it is not possible to predict whether or when the FDA will take action, if the FDA or any other governmental authority were to adopt regulations banning or severely restricting the use of menthol in tobacco products or the sale of menthol cigarettes, those regulations would have a material adverse effect on sales of the NEWPORT brand and the menthol styles of other brands of the RAI Group, such that actual results would differ significantly from the assumptions made in the RAI Group Standalone Projections.

83

2.6	Market and industry developments

The RAI Group Standalone Projections do not take into account certain recent market and industry developments, and in particular certain consumer and product trends which may have affected the financial performance of the RAI Group in the first five months of 2017.

In connection with the November 2016 general election, California approved a ballot proposal increasing, effective 1 April 2017, that state’s cigarette excise tax per pack from $0.87 to $2.87. The impact of this excise tax increase was not reflected in the RAI Group Standalone Projections. A negative impact on consumer demand in future years that cannot be offset by other actions would reduce the RAI Group’s profit. RAI may also be affected by similar excise tax increases in other US states in the future which it may not be able to mitigate in terms of impact on profitability.

3.	In the view of BAT, reassessment of the RAI Group Standalone Projections is not necessary

The Directors believe that BAT Shareholders should only consider reliable information when making their assessment of the Proposed Acquisition and when considering how to vote at the BAT General Meeting. The Directors do not consider the RAI Group Standalone Projections to constitute reliable information for those purposes, as they do not accurately reflect future performance of the RAI Group as part of a Combined Group post-Completion.

Furthermore, the Directors do not consider projections of the RAI Group’s standalone performance, whether for the current financial year or longer, to represent information necessary for BAT Shareholders to make an informed decision as to how to vote at the BAT General Meeting in relation to the Proposed Acquisition. This is because, following Completion, RAI will become a subsidiary of BAT and the RAI Group will be integrated into, and managed as part of the BAT Group (resulting in numerous changes to the operating model of the RAI Group affecting its ongoing cost base and revenue streams). Additionally, even were the RAI Group Standalone Projections to be reassessed, they would continue not to be valid for the purpose of deciding how to vote in respect of the Resolution as it would not be possible to accurately predict future performance of the BAT business taking into account RAI’s expected integration into the BAT Group. Consequently, any reassessed forecast would not represent reliable information upon which BAT Shareholders could rely in their decision as to how to vote at the BAT General Meeting.

84

Section B: RAI unaudited forecasts for the BAT Group relating to the period commencing 1 January 2017 and ending 31 December 2021

1.	The BAT Group Long Range Forecasts

Certain long-range unaudited financial projections relating to the standalone BAT Group have been disclosed in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and have been included in certain presentations and other materials prepared by the financial advisers to the RAI Transaction Committee or the RAI board of directors, as applicable, which presentations are required to be filed as exhibits to the Schedules 13E-3, which have been filed with the US Securities and Exchange Commission. These financial projections were prepared by RAI’s management based in part on certain financial information prepared by BAT’s management and provided to RAI (the “BAT Group Standalone Projections”).

In connection with the negotiation of the Proposed Acquisition RAI prepared in January 2017 the BAT Group Standalone Projections based on information provided by BAT and assumptions and estimates considered reasonable by RAI at that time. The information provided by BAT to RAI was prepared in December 2016 based on the assumptions and estimates considered reasonable by BAT at that time. This information was prepared on the basis of BAT’s view as to the future performance of the BAT Group, and are now approximately five months out of date. The BAT Group Standalone Projections relate to BAT without giving effect to the Proposed Acquisition and were prepared by RAI’s management based in part on certain financial information provided by BAT and were furnished, in whole or in part, to the RAI Transaction Committee, the RAI board of directors, and the financial advisers to the RAI Transaction Committee and the RAI board of directors. The BAT Group Standalone Projections were used by the financial advisers of the RAI Transaction Committee and the RAI board of directors in performing their respective financial analyses and preparing their respective opinions as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates), which opinions were delivered to the RAI Transaction Committee or the RAI board of directors, as applicable, in connection with their consideration of the Proposed Acquisition.

The presentations and other materials of the financial advisers of the RAI Transaction Committee and the RAI board of directors (including the BAT Group Standalone Projections set forth therein) are required to be filed as exhibits to the Schedules 13E-3 pursuant to specific requirements of the applicable rules and regulations promulgated by the US Securities and Exchange Commission.

The BAT Group Standalone Projections are forward-looking in nature. The BAT Group Standalone Projections for operating income do not reflect the potential impact of one off items such as restructuring and integration costs, amortisation and impairment of trademarks and similar intangibles, cost associated with the Fox River clean-up and South Korea sales tax. BAT and RAI cannot estimate on a forward-looking basis the impact of the items referred to in the preceding sentence to operating income because these items, which could be significant, are difficult to predict and may be highly variable. In addition, the BAT Group Standalone Financial Projections do not take into account the effects of the Proposed Acquisition. As a result, the BAT Group Standalone Financial Projections may not be comparable to future results of the Combined Group reported under IFRS (EU) and IFRS (IASB), which will reflect the impact of the items noted earlier in this paragraph. The BAT Group Standalone Projections relate to multiple future years, and such information by its nature becomes less predictive with each succeeding year. Neither BAT nor RAI intends to update or revise the BAT Group Standalone Projections regardless of whether any or all of the assumptions underlying the projections are shown to be in error.

Other than as set out below, the BAT Group Standalone Projections were denominated in GBP.

EBITDA

	BAT Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY17	FY18	FY19	FY20	FY21
J.P. Morgan (£)	-	£6,405	£6,769	£7,128	£7,505	£7,900
Goldman Sachs/Lazard	£3,203	£6,405	£6,769	£7,128	£7,505	£7,900

85

Operating Income/EBIT

	BAT Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY17	FY18	FY19	FY20	FY21
J.P. Morgan Operating Income	-	£6,040	£6,404	£6,763	£7,140	£7,535
Goldman Sachs EBIT	-	£6,040	£6,404	£6,763	£7,140	£7,535
Lazard EBIT (£)	£3,020	£6,040	£6,404	£6,763	£7,140	£7,535
Lazard EBIT ($)	-	$7,360	$7,804	$8,241	$8,701	$9,182

Net Income

	BAT Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY17	FY18	FY19	FY20	FY21
J.P. Morgan	-	-	$5,363	$5,722	-	-
Goldman Sachs	-	£5,240	£5,652	£6,018	£6,445	£6,867
Lazard	£2,620	£5,240	£5,652	£6,018	£6,445	£6,867

Unlevered Net Income/EBIAT

	BAT Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	FY17	FY18	FY19	FY20	FY21
J.P. Morgan / Goldman Sachs EBIAT	£4,288	£4,547	£4,802	£5,069	£5,350
Lazard Unlevered Net Income	£4,288	£4,547	£4,802	£5,069	£5,350

Earnings Per Share[1]	BAT Group Standalone Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (per share)
	FY17	FY18	FY19	FY20	FY21
J.P. Morgan	£2.80	-	-	-	-
Goldman Sachs/Lazard	£2.80	£3.02	£3.24	£3.52	£3.82

1	EPS is presented on a diluted basis.

2.	In the view of BAT, BAT Group Standalone Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolution

For the reasons set out below, the Directors consider that the BAT Group Standalone Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolution.

2.1	Purpose of preparation

In connection with the negotiation of the Proposed Acquisition, RAI prepared the BAT Group Standalone Projections in January 2017 on a standalone basis based on the assumptions and estimates considered reasonable by RAI as at that date. The BAT Group Standalone Projections were prepared for the purpose of privately informing the analysis of the RAI board of directors, the RAI Transaction Committee and RAI’s financial advisers and were not prepared with a view to public disclosure, nor with any intention of guiding shareholders as to future performance of the BAT Group. The BAT Group Standalone Projections were prepared on the basis of RAI’s view as to the future performance of the BAT Group as a stand-alone business and therefore do not give effect to the Proposed Acquisition or any changes to BAT’s operations or strategy that may be implemented after Completion, including any potential synergies realised as a result of the Proposed Acquisition and are expected to differ significantly from the actual results of BAT as part of a Combined Group, as set out below, for the five years ended 31 December 2021. The information provided by BAT to RAI was prepared in December 2016 based on the assumptions and estimates considered reasonable by BAT at that time. This information was prepared on the basis of BAT’s view as to the future performance of the BAT Group, and are now approximately five months out of date.

86

The BAT Group Standalone Projections were used by the RAI Transaction Committee and the RAI board of directors for purposes of their consideration and evaluation of the Proposed Acquisition and were used by their financial advisers in performing their respective financial analyses and were not prepared for the purpose of public disclosure. The BAT Group Standalone Projections were not required to be and were not prepared in compliance with published guidelines of the SEC or the UKLA, the guidelines established by the American Institute of Certified Public Accountants or the Listing Rules for the preparation and presentation of financial forecasts, US GAAP, IFRS (EU) or IFRS (IASB), nor were they prepared with the intention of being relied upon by shareholders of RAI or BAT. Indeed, no independent registered accounting firm has examined, compiled or otherwise performed any procedures with respect to the BAT Group Standalone Projections and, accordingly, no independent registered accounting firm has expressed any opinion or given any other form of assurance with respect thereto, and no independent registered accounting firm assumes any responsibility for the BAT Group Standalone Projections. As such, the inclusion of the BAT Group Standalone Projections in exhibits to the Schedules 13E-3 should not be regarded as an indication that BAT or any other recipient of the unaudited financial forecasts considered, or now considers, the forecasts to be material or necessarily predictive of actual future events, and the unaudited financial forecasts should not be relied upon as such.

2.2	Exchange rates

The BAT Group Standalone Projections do not reflect changes in exchange rates since they were prepared in January 2017. The BAT Group Standalone Projections assumed constant exchange rates for all projected years, based on the spot rates at the time the BAT Group Standalone Projections were prepared. The exchange rates used to translate actual results will be the average rates for the relevant period or, to present the BAT Group’s results at constant rates of exchange, average rates for the previous period.

The rates used in the BAT Group Standalone Projections for the currencies that drive the Group’s primary translation exposures were: US dollar: $1.2186/£; Canadian dollar: $1.599/£; Euro: €1.1463/£; Russian rouble: RBL72.82/£; Brazilian real: BRL 3.9171 /£ and Australian dollar: AUD 1.6261/£. The average rates for the five months ended 31 May 2017 were: US dollar: $1.2547/£; Canadian dollar: $1.6745/£; Euro: €1.1674/£; Russian rouble: RBL72.4638/£; Brazilian real: BRL3.9573/£ and Australian dollar: AUD1.6635/£. The difference between the rates used in the BAT Group Standalone Projections and the average rates for the five months ended 31 May 2017 may have affected EBITDA and Net Income for this period.

The spot rates used to prepare the BAT Group Standalone Projections were significantly different to the average rates for 2016 that will be used to report the BAT Group’s 2017 results at constant rates of exchange.

Changes in exchange rates during 2017 and in subsequent years may mean that the average rates used to translate the BAT Group’s actual results are significantly different to those used to prepare the BAT Group Standalone Projections or that the BAT Group’s cost base is materially affected due the transactional impact of foreign exchange. In this event, the BAT Group Standalone Projections would for this additional reason no longer be valid for the purpose of deciding how to vote in respect of the Resolutions.

Actual results are also significantly affected by the transactional exchange rates of overseas operating companies against the USD and Euro, being the main currencies in which input raw materials are denominated. A devaluation of any of the BAT Group’s principal operating currencies such as the Russian Rouble, South African Rand, Nigerian Naira or Brazilian Real against the USD or Euro will materially affect the BAT Group’s cost of sales. In 2016, the BAT Group’s adjusted profit from operations increased 9.8% at current rates, or by 4.1% at constant rates of exchange. Excluding the adverse impact of exchange movements on a transactional level, the BAT Group’s adjusted profit at constant rates would have increased by approximately 10%.

2.3	Reasons relating to the Proposed Acquisition that mean the BAT Group Standalone Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolutions

As set out on page 1 of this Circular, Completion is currently expected to take place on or around 25 July 2017. There will therefore be approximately five months of the 2017 financial year remaining at

87

the time of Completion. The Directors consider that certain changes to be implemented by BAT following Completion (each of which is described in more detail below) will have a significant effect on the BAT Group and its financial results for the 2017 financial year and any subsequent financial years, rendering the BAT Group Standalone Projections no longer valid for the purpose of deciding how to vote in respect of the Resolution.

The principal changes expected to affect the financial results of the BAT Group during the remainder of the current financial year and beyond are summarised below:

(A)	Consolidation and equity accounting of the RAI Group

Prior to Completion, the BAT Group’s 42.2% investment in the RAI Group is equity accounted for as an associate, such that the BAT Group’s share of the RAI Group’s net income is reflected in the BAT Group’s net income. Following Completion, the RAI Group will be consolidated by BAT such that the consolidated Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS of BAT will include 100% of the results of the RAI Group.

The BAT Group Standalone Projections reflect equity accounting for a 42.2% share of the RAI Group throughout 2017 and for subsequent periods, which will no longer be valid for the purpose of deciding how to vote in respect of the Resolutions following Completion and in each of 2017, 2018, 2019, 2020 and 2021.

In addition, before Completion, the BAT Group’s Net Income and EPS will be affected by the factors impacting the RAI Group set out in Section A above, which will impact the BAT Group’s share of the RAI Group’s net income. Following Completion, the BAT Group’s Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS will be affected by the factors impacting the RAI Group set out in Section A above.

(B)	Synergies

As stated in paragraph 4 of Part I (Letter from the Chairman) of this Circular, the Directors expect the Combined Group to achieve at least $400 million in annualised cost synergies by the end of the third full year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

BAT has yet to finalise the detailed operating model of the Combined Group, and the detailed plans for integration of RAI, post-Completion (notwithstanding certain preparatory work which has already been undertaken, particularly in relation to synergies). As a result, while BAT expects these synergies to be achieved through actions taken with respect to the RAI Group’s cost base, these synergies are expected to have an impact on the business and financial results of the BAT Group from 2018 onwards, assuming Completion takes place in line with the expected timetable set out on page 1 of this Circular.

The cost synergies referred to above are expected to arise in relation to both (1) direct costs relating to production and distribution; and (2) operation costs and expenses, thereby impacting the validity of the cost base included within the BAT Group Standalone Projections for the purpose of deciding how to vote in respect of the Resolutions. In the absence of other factors, these cost synergies will result in lower operating and administration expenses in each of 2018, 2019, 2020, 2021 and thereafter and consequently an increase in Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS compared to the BAT Group Standalone Projections.

(C)	Capital structure

Following Completion, the BAT Group’s capital and funding structure will be considerably different from that assumed in the BAT Group Standalone Projections. The New BAT Shares will reduce EPS following Completion and in each of 2017, 2018, 2019, 2020 and 2021. The EPS projections contained within the BAT Group Standalone Projections are therefore no longer valid for the purpose of deciding how to vote in respect of the Resolution.

2.4	Long-term projections

The BAT Group Standalone Projections cover multiple years and such information by its nature becomes less predictable with each successive year. They do not take into account any circumstances

88

or events occurring after the date they were prepared or any circumstances resulting from or otherwise relating to the Proposed Acquisition. The information provided by BAT to RAI in connection with the preparation of the BAT Group Standalone Projections was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of BAT’s and RAI’s management, respectively. BAT’s management prepared this information and RAI’s management prepared the BAT Group Standalone Projections consistent with historical practices and assumptions and such forecasts are reflective of BAT’s and RAI’s respective views of future variables. These assumptions included assumptions with respect to annual future industry volume declines and price increases, future market share changes for the BAT Group’s products, future manufacturing cost and selling, general and administrative cost changes and inflation. Although in the respective views of BAT’s management and RAI’s management, the information provided by BAT and the BAT Group Standalone Projections was in each case prepared on a reasonable basis and reflected the best then-currently available estimates and judgments of BAT’s management and RAI’s management, respectively, various risks, contingencies and other uncertainties may affect actual results and cause them to differ from the BAT Group Standalone Projections.

2.5	In the longer term, there is significant uncertainty around the performance of vapour and tobacco heating category product offerings

The information provided by BAT to RAI in connection with the preparation of the BAT Group Standalone Projections reflect assumptions made by BAT and RAI, respectively, with respect to the future performance of the vapour and tobacco heating category product offerings. The future performance of these innovative new product offerings is more difficult to forecast while the products are in the early stages of their life cycle and actual results may differ significantly from the assumptions in the information provided by BAT to RAI and the BAT Group Standalone Projections.

For example, the information provided by BAT to RAI and the BAT Group Standalone Projections reflect assumptions made by BAT and RAI, respectively, around the competitive and regulatory environment and its impact on the BAT Group. The advertising, sale and consumption of tobacco products have been, and continue to be, subject to increasingly stringent regulatory regimes. These restrictions have been introduced by both regulation and voluntary agreements and (1) may impact the BAT Group’s ability to sell its existing products, maintain or build brand equity, communicate with consumers, apply strategic pricing decisions, launch future products and innovations, enter new markets, including through acquisitions, and compete within the legitimate tobacco industry; (2) may impact consumers’ ability to differentiate products; (3) may reduce consumer acceptability of new product specifications; and (4) in particular, may contribute to the growth of illicit tobacco products. The difficulty in accurately forecasting such factors over the longer term means that actual results would differ significantly from the assumptions in the information provided by BAT to RAI and the BAT Group Standalone Projections.

2.6	Market and industry developments

The BAT Group Standalone Projections do not take into account certain recent market and industry developments, and in particular certain consumer and product trends which may have affected the financial performance of the BAT Group in the first five months of 2017.

3.	In the view of BAT, reassessment of the BAT Group Standalone Projections is not necessary

The Directors believe that BAT Shareholders should only consider reliable information when making their assessment of the Proposed Acquisition and when considering how to vote at the General Meeting. The Directors do not consider the BAT Group Standalone Projections to constitute reliable information for those purposes, as they do not accurately reflect future performance of the BAT Group as part of a Combined Group post-Completion.

Furthermore, the Directors do not consider forecasts of the BAT Group’s standalone performance, whether for the current financial year or longer, to represent information necessary for BAT Shareholders to make an informed decision as to how to vote at the General Meeting in relation to the Proposed Acquisition. This is because, following Completion, RAI will become a subsidiary of BAT and the RAI Group will be integrated into, and managed as part of the BAT Group (resulting in numerous changes to the operating model of the RAI business affecting its ongoing cost base and revenue streams).

89

Additionally, even if the BAT Group Standalone Projections were reassessed, they would continue to be no longer valid for the purpose of deciding how to vote in respect of the Resolution as it would not be possible to accurately predict future performance of the BAT Group taking into account RAI’s expected integration into the BAT Group. Consequently, any reassessed forecast would not represent reliable information upon which BAT Shareholders could rely in their decision as to how to vote at the General Meeting.

90

Section C: Combined Group pro forma implied and illustrative financial forecasts

1.	Combined Group Long Range Implied Forecasts

Certain illustrative financial pro forma projections relating to the Combined Group (the “Combined Group Implied Projections”) were provided to or calculated by the financial advisers to the RAI Transaction Committee and the RAI board of directors based on the RAI Group Standalone Projections, the BAT Group Standalone Projections and high level assumptions of RAI’s management regarding cost and tax synergies that may be achieved by the Proposed Acquisition. The Combined Group Implied Projections have been included in certain presentations and other materials prepared by the financial advisers of the RAI Transaction Committee or the RAI board of directors, as applicable, which presentations and materials are required to be filed as exhibits to the Schedules 13E-3.

The Combined Group Implied Projections were based on the RAI Group Standalone Projections, the BAT Group Standalone Projections and high level assumptions of RAI’s management regarding cost and tax synergies that may be achieved by the Proposed Acquisition and used by the financial advisers of the RAI Transaction Committee or the RAI board of directors, as applicable, each as indicated in the table below in connection with performing their respective financial analyses and preparing their respective opinions as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates), which opinion was delivered to the RAI Transaction Committee or the RAI board of directors, as applicable, in connection with their consideration of the Proposed Acquisition.

The presentations and other materials of the financial advisers of the RAI board of directors and the RAI Transaction Committee (including the Combined Group Implied Projections set forth therein) are required to be filed as exhibits to the Schedules 13E-3, in each case, pursuant to specific requirements of the applicable rules and regulations promulgated by the SEC.

The Combined Group Implied Projections were calculated for illustrative and hypothetical purposes in connection with the performance of each financial adviser’s respective financial analyses, were merely used to create points of reference for analytical purposes and did not, and do not, represent the view of RAI’s management or of the applicable financial advisers with respect to the future performance of the Combined Group. Accordingly, the Combined Group Implied Projections are not indicative of actual future results of the Combined Group, which may be significantly more or less favorable than suggested by the Combined Group Implied Projections. The financial analyses of Goldman Sachs, J.P. Morgan and Lazard involve complex calculations, and the Combined Group Implied Projections must be considered together with the financial analyses for which they were calculated. Considering the Combined Group Implied Projections in isolation without considering the financial analyses for which they were calculated could create an incomplete view of the Combined Group Implied Projections and the underlying analyses.

The Combined Group Implied Projections are forward-looking in nature. The Combined Group Implied Projections do not reflect the potential impact of items such as mark-to-market pension/postretirement adjustments, transaction, restructuring and implementation costs, amortisation and impairment of trademarks and similar intangibles, costs associated with the Fox River clean up, South Korea sales tax and the Engle progeny cases. The impact of the items referred to in the preceding sentence on profit cannot be estimated on a forward-looking basis because these items, which could be significant, are difficult to predict and may be highly variable. As a result, the Combined Group Implied Projections may not be comparable to future results reported under IFRS (EU) and IFRS (IASB), which will reflect the impact of the items noted earlier in this paragraph.

The tables below set out the various profit measures that comprise the Combined Group Implied Projections.

EBITDA (before synergies)

	Combined Group Implied Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY18	FY19	FY20	FY21
Lazard	$7,180	$15,125	$16,015	$17,172	$18,323

91

EBITDA (after synergies)

	Combined Group Implied Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY18	FY19	FY20	FY21
Goldman Sachs	£5,892	£12,617	£13,553	£14,502	£15,446

EBIT (before synergies)

	Combined Group Implied Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY18	FY19	FY20	FY21
Lazard	$6,891	$14,540	$15,431	$16,581	$17,730

Operating Income (after synergies)

	Combined Group Implied Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	FY17	FY18	FY19	FY20	FY21
Lazard	$13,542	$14,790	$15,931	$17.081	$18,230

Unlevered Net Income (after synergies)

	Combined Group Implied Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY18	FY19	FY20	FY21
Lazard	$4,530	$9,866	$10,781	$11,548	$12,322

Net Income (after synergies)

	Combined Group Implied Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (in millions)
	H2 FY17	FY18	FY19	FY20	FY21
Goldman Sachs	£3,286	£7,290	£7,951	£8,587	£9,265
J.P. Morgan		$8,849	$9,655
Lazard		$8,850	$9,658

EPS (after synergies)1

	Combined Group Implied Projections as Reflected in the Respective Presentations of the Applicable Financial Adviser(s) (per share)
	H2 FY17	FY18	FY19	FY20	FY21
Goldman Sachs	£1.57	£3.15	£3.44	£3.71	£4.01
Lazard/J.P. Morgan		$3.83	$4.18

1	EPS is presented on a diluted basis.

2.	In the view of BAT, the Combined Group Implied Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolutions.

For the reasons set out below, the Directors consider that the Combined Group Implied Projections are no longer valid for the purpose of deciding how to vote in respect of the Resolutions.

2.1	High level assumptions were made to adjust the RAI Group Standalone Projections from US GAAP to IFRS (EU) for the purposes of the Combined Group Implied Projections

RAI has historically prepared its consolidated financial information in accordance with US GAAP, and the RAI Group Standalone Projections were prepared on this basis. Following Completion, BAT will continue to prepare its financial statements in accordance with IFRS (EU) and IFRS (IASB), and the

92

BAT Group Standalone Projections were prepared on this basis. High level assumptions were made around the projected impact of differences between IFRS (EU) and US GAAP in order to prepare the Combined Group Implied Projections for Net Income and EPS on an IFRS (EU) basis. These assumptions may differ from the actual differences between the RAI Group’s profit measures on an IFRS (EU) and US GAAP basis.

2.2	Purpose of preparation

BAT and RAI were required to include in the Schedules 13E-3 opinions and related presentations from the financial advisers to the RAI Transaction Committee and the RAI board of directors as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates). Included in each of the presentations from the financial advisers to the RAI Transaction Committee and the RAI board of directors are certain of the Combined Group Implied Projections. The Combined Group Implied Projections were prepared for the purpose of privately informing the analysis of the RAI board of directors, the RAI Transaction Committee and the financial advisers of the RAI Transaction Committee and the RAI board of directors and were not prepared with a view to public disclosure, nor with any intention of guiding shareholders as to future performance of the Combined Group.

The Combined Group Implied Projections were prepared in January 2017 in connection with the negotiation of the terms of the Proposed Acquisition based on assumptions and estimates considered reasonable at that time. The Combined Group Implied Projections were used by the RAI Transaction Committee and the RAI board of directors for purposes of their consideration and evaluation of the Proposed Acquisition and were used by their financial advisers in performing their respective financial analyses and were not prepared for the purpose of public disclosure. The Combined Group Implied Projections were not required to be and were not prepared in compliance with published guidelines of the SEC or the UKLA, the guidelines established by the American Institute of Certified Public Accountants or the Listing Rules for preparation and presentation of financial forecasts, US GAAP, IFRS (EU) or IFRS (IASB), nor were they prepared with the intention of being relied upon by, shareholders of RAI or BAT. Indeed, no independent registered accounting firm has examined, compiled or otherwise performed any procedures with respect to the Combined Group Implied Projections and, accordingly, no independent registered accounting firm has expressed any opinion or given any other form of assurance with respect thereto, and no independent registered accounting firm assumes any responsibility for the Combined Group Implied Projections. As such, the inclusion of the Combined Group Implied Projections in exhibits to the Schedules 13E-3 should not be regarded as an indication that BAT, RAI or any other recipient of the unaudited financial forecasts considered, or now considers, the forecasts to be material or necessarily predictive of actual future events, and the unaudited financial forecasts should not be relied upon as such.

2.3	Combined Group strategy and capital allocation decisions

The Combined Group Implied Projections were prepared by aggregating the RAI Group Standalone Projections and the BAT Group Standalone Projections and on the basis of certain high level assumptions as to the future strategy of the Combined Group as described in the tables above. These assumptions do not necessarily reflect BAT’s intended strategy for the Combined Group as the Directors intend it to be implemented. For example, the Combined Group Implied Projections reflect certain assumptions regarding the capital allocation decisions of the Combined Group following Completion, including decisions about share repurchases, dividend policy, repayment and issuance of debt, and capital expenditures. Following Completion, the Directors and BAT’s executive leadership team will make their own assessments on the basis of information then available to them and may make different capital allocation decisions than those assumed in the Combined Group Implied Projections.

The Combined Group Implied Projections reflect assumptions about borrowings to be incurred by the Combined Group on Completion to fund the Proposed Acquisition. These borrowings were assumed to comprise $5 billion in the UK at an interest rate of 1.80% and $20 billion in the US at an interest rate of 4.18%, with the $25 billion of borrowings also incurring a transaction fee of 1%. This compares to the actual borrowings under the Acquisition Facility to be drawn initially by the Combined Group of $25 billion at an interest rate of LIBOR (or in the case of euro-denominated borrowings, EURIBOR) plus margins ranging from 0.40% to 0.85%. BAT has announced that, to the extent the Acquisition Facility is drawn to finance the cash portion of the Merger Consideration, it intends to refinance the loans under that facility through issuances of new bonds in due course. The interest rate obtained on any such new bonds is currently unknown. These differences are expected to result in an initial

93

decrease in interest expense as compared to the amounts contemplated by the Combined Group Implied Projections (from Completion until the Acquisition Facility is refinanced) and an increase in Net Income and EPS. Should the interest rate on the new bonds differ from those on the Acquisition Facility, the Combined Group’s net interest expense will continue to differ from that in the Combined Group Implied Projections.

2.4	Timing of Completion

The Combined Group Implied Projections assumed Completion on 30 June 2017, whereas the expected Completion date is 25 July 2017. As a result, the Combined Group Implied Projections for 2017 consolidate the results of BAT and RAI one month earlier than will be the case in the first set of consolidated audited financial statements for the Combined Group. Correcting for this timing assumption would result in a material reduction in Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS in 2017 compared to the amounts assumed in the Combined Group Implied Projections. The anticipated delay in Completion compared to the assumption used in the Combined Group Projections is expected to change the actual results and renders the Combined Group Projections no longer valid for the purpose of deciding how to vote in respect of the Resolutions.

2.5	Purchase price adjustments

The Combined Group Projections do not reflect the impact of purchase price adjustments which will be made once the Proposed Acquisition is effected as part of the acquisition accounting, which would be expected to have a material ongoing impact on the Combined Group’s net income for 2017 to 2021. These include adjustments to:

•	Identifiable intangible assets (primarily brand names and trademarks): The preliminary allocation of purchase consideration to estimated fair value of acquired assets and liabilities (as set out in Part IV (Unaudited Pro Forma Financial Information of the Combined Group), results in additional amortisation of approximately £58 million per year in relation to identifiable intangible assets;

•	Inventory: The preliminary allocation of purchase consideration to estimated fair value of acquired assets and liabilities (as set out in Part IV (Unaudited Pro Forma Financial Information of the Combined Group), results in a fair value adjustment to inventory of £476 million based on RAI’s inventory as of 31 December 2016. As RAI sells the acquired inventory, its cost of sales will reflect the increased inventory valuation, which will temporarily reduce gross margins until such inventory is sold;

•	Debt: The preliminary allocation of purchase consideration to estimated fair value of debt (as set out in Part IV (Unaudited Pro Forma Financial Information of the Combined Group), results in a net increase in the value of RAI’s debt of £954 million. As a result of the step-up in fair value of existing RAI debt, the annual interest expense will be lower than assumed in the RAI Group Standalone Projections, with an associated increase in income tax expense. Interest expense is further adjusted to reflect the elimination of amortisation related to RAI’s previously deferred debt issuance costs and the associated tax impact.

Historically, BAT has adjusted for the amortisation and impairment of trademarks and similar intangibles in the calculation of its adjusted profit measures. Given the significance of the Proposed Acquisition and the associated impact of purchase price adjustments, the definition of the Combined Group’s adjusted measures will be considered in due course. As a result, the impact of the items set out above may have an impact on the profit measures in the Combined Group Implied Projections.

2.6	Exchange rates

The Combined Group Implied Projections do not reflect changes in exchange rates. The Combined Group Implied Projections assumed constant exchange rates of US$1.2186/£ for all projected years for the purposes of translating the RAI Group Standalone Projections from US Dollars to GBP. As at the Latest Practicable Date, the closing rate was US$1.2662/£.

2.7	Reasons set out in Sections A and B above

The reasons discussed in detail in Sections A and B above in relation to the BAT Group Standalone Projections and the RAI Group Standalone Projections also apply to the Combined Group Implied

94

Projections. In particular, the future performance of the Combined Group will differ from the Combined Group Implied Projections in the following areas:

(A)	Synergies

As stated in paragraph 4 of Part I (Letter from the Chairman) of this Circular, the Directors expect the Combined Group to achieve at least $400 million in annualised cost synergies by the end of the third full year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

The Combined Group Implied Projections reflected high level assumptions, made when the initial synergies were initially assessed in December 2016, around the timing of the impact of cost synergies on the Combined Group. These assumptions were different to those reflected in paragraph 4 of Part I (Letter from the Chairman) of this Circular. The Directors now believe that these cost synergies will be realised earlier than originally assumed, and are expected to have an impact on the business and financial results of the Combined Group from 2018 onwards, assuming Completion takes place in line with the expected timetable set out on page 1 of this Circular.

The cost synergies referred to above are expected to arise in relation to both (1) direct costs relating to production and distribution; and (2) operation costs and expenses, thereby impacting the validity of the metrics included within the Combined Group Implied Projections for the purpose of deciding how to vote in respect of the Resolution. In the absence of other factors, the difference in the timing and drivers of cost synergies will impact the level of Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS in each of 2018, 2019 and 2020 compared to those reflected in the Combined Group Implied Projections.

(B)	Tax

It is expected that, following Completion, applicable tax laws will require the Combined Group’s tax rate to be assessed and reported, in a number of jurisdictions, on a consolidated basis. The Combined Group’s tax rate is also expected to be impacted by integration activities which will increase the tax efficiency of the Combined Group. While RAI made certain high level assumptions with respect to the Combined Group tax rate in preparing the Combined Group Implied Projections, the Combined Group tax rate may differ significantly from these assumptions. The guidance as Net Income and EPS contained within the Combined Group Implied Projections are therefore no longer valid for the purpose of deciding how to vote in respect of the Resolution.

3.	In the view of BAT, reassessment of the Combined Group Implied Projections is not necessary

The Directors believe that BAT Shareholders should only consider reliable information when making their assessment of the Proposed Acquisition and when considering how to vote at the General Meeting. The Directors do not consider the Combined Group Implied Projections to constitute reliable information for those purposes, as they do not accurately reflect future performance of the Combined Group post-Completion.

The Directors consider that any profit forecast for the Combined Group would not be prepared to a sufficiently high standard in order to inform BAT Shareholders when deciding how to vote at the General Meeting. This is because BAT has yet to finalise the detailed operating model of the Combined Group, and the detailed plans for integration of RAI, post-Completion (notwithstanding certain preparatory work which has already been undertaken, particularly in relation to synergies). Additionally, even if the Combined Group Implied Projections were reassessed, they would continue to be no longer valid for the purpose of deciding how to vote in respect of the Resolution as it would not be possible to accurately predict future performance of the Combined Group taking into account RAI’s expected integration into the BAT Group. Consequently, any reassessed forecast would not represent reliable information upon which BAT Shareholders could rely in their decision as to how to vote at the General Meeting. The Directors consider the information included within, or incorporated by reference into, this Circular (such as namely historical information in respect of RAI’s current operations, its current trading and its historical financial performance) to represent all of the material information necessary for BAT Shareholders to decide how to vote at the General Meeting.

95

APPENDIX 2

LORILLARD’S FINANCIAL STATEMENTS

Historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(In millions, except share and per share data)	June 11, 2015
ASSETS:
Cash and cash equivalents	$1,065
Short-term investments	347
Accounts receivable	10
Other receivables	35
Inventories	378
Deferred income taxes	337
Other current assets	164

Total current assets	2,336
Plant and equipment, net	289
Goodwill	100
Intangible assets, net	58
Long-term investments	132
Deferred income taxes	121
Other assets	90

Total assets	$3,126

LIABILITIES AND SHAREHOLDERS’ DEFICIT:
Accounts payable	$22
Accrued liabilities	357
Settlement costs	738
Income taxes	20

Total current liabilities	1,137
Long-term debt	3,557
Postretirement, pension, medical and life insurance benefits	426
Other liabilities	80

Total liabilities	5,200

Commitments and contingent liabilities
Shareholders’ Deficit:
Preferred stock, $0.01 par value, authorized 10 million shares	—
Common stock:
Authorized – 600 million shares; par value - $0.01 per share
Issued – 383 million shares (outstanding 360 million)	4
Additional paid-in capital	300
Accumulated deficit	(1,083)
Accumulated other comprehensive loss	(225)
Treasury stock, at cost 23 million shares	(1,070)

Total shareholders’ deficit	(2,074)

Total liabilities and shareholders’ deficit	$3,126

See Notes to Consolidated Financial Statements

96

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

(In millions)	From January 1 to June 11, 2015
Net sales (including excise taxes of $888)	$3,243
Cost of sales (including excise taxes of $888)	1,967

Gross profit	1,276
Selling, general and administrative expenses	320

Operating income	956
Other income (expense):
Investment income	2
Interest expense	(82)

Income before income tax expense	876
Income tax expense	342

Net income	$534

See Notes to Consolidated Financial Statements

97

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(In millions)	From January 1 to June 11, 2015
Net income	$534
Other comprehensive income, net of tax:
Defined benefit retirement plans gain, net of tax expense of $27	39
Foreign currency translation loss, net of tax expense of $0	(1)

Other comprehensive income	38
Comprehensive income	$572

See Notes to Consolidated Financial Statements

98

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF SHAREHOLDERS’ DEFICIT

	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Treasury Stock	Total Shareholder’s Deficit
(In millions, except per share data)

Balance, January 1, 2015	$4	$287	$(1,140)	$(263)	$(1,070)	$(2,182)
Net income	—	—	534	—	—	534
Other comprehensive income net of tax expense of $27	—	—	—	38	—	38
Dividends paid ($1.32 per share)	—	—	(477)	—	—	(477)
Share-based compensation	—	9	—	—	—	9
Excess tax benefit on share-based compensation	—	4	—	—	—	4

Balance, June 11, 2015	$4	$300	$(1,083)	$(225)	$(1,070)	$(2,074)

See Notes to Consolidated Financial Statements

99

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(In millions)	From January 1 to June 11, 2015
Cash flows from operating activities:
Net income	$534
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	29
Pension, health and life insurance contributions	(5)
Pension, health and life insurance benefits expense	19
Deferred income tax provision	176
Share-based compensation	9
Excess tax benefits from share-based arrangements	(4)
Changes in operating assets and liabilities:
Accounts and other receivables	3
Inventories	26
Accounts payable and accrued liabilities	(2)
Settlement costs	(449)
Income taxes	(33)
Other current assets	(82)
Other assets	3

Net cash provided by operating activities	224

Cash flows from investing activities:
Purchases of investments	(167)
Additions to plant and equipment	(6)
Sales of investments	38
Maturities of investments	141

Net cash provided by investing activities	6

Cash flows from financing activities:
Dividends paid	(477)
Excess tax benefits from share-based arrangements	4

Net cash used in financing activities	(473)

Change in cash and cash equivalents	(243)
Cash and cash equivalents, beginning of period	1,308

Cash and cash equivalents, end of period	$1,065

Cash paid for income taxes	$193
Cash paid for interest	$69

See Notes to Consolidated Financial Statements

100

LORILLARD, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Basis of presentation—Through June 11, 2015, Lorillard, Inc., through certain of its subsidiaries, was engaged in the manufacture and sale of cigarettes and electronic cigarettes. Lorillard Tobacco Company’s principal cigarette products are marketed under the brand names of Newport, Kent, True, Maverick and Old Gold with substantially all of its sales in the United States. On April 24, 2012 Lorillard acquired blu eCigs, an electronic cigarette brand in the U.S. On October 1, 2013, Lorillard acquired the assets and operations of SKYCIG, now trading as blu (U.K.), a United Kingdom-based electronic cigarette business. Newport, Kent, True, Maverick, Old Gold, blu eCigs and SKYCIG are the registered trademarks of Lorillard, Inc. and its subsidiaries.

The consolidated financial statements of Lorillard, Inc. (the “Company”), together with its subsidiaries (“Lorillard” or “we” or “us” or “our”), include the accounts of the Company and its subsidiaries after the elimination of intercompany accounts and transactions.

The Company has two reportable segments – Cigarettes and Electronic Cigarettes. The Cigarettes segment consists principally of the operations of Lorillard Tobacco Company (“Lorillard Tobacco” or “Issuer”) and related entities. The Electronic Cigarettes segment consists of the operations of LOEC, Inc. (d/b/a blu eCigs), (“LOEC” or “blu eCigs”), Cygnet U.K. Trading Limited (t/a SKYCIG or blu (U.K.)) (“Cygnet”, “SKYCIG” or “blu (U.K.)”) and related entities.

The consolidated financial statements presented are as of and for the period from January 1, 2015 to June 11, 2015. As discussed more fully in Note 21, on June 12, 2015, Lorillard was acquired by Reynolds American Inc. (“RAI”) in a cash and stock transaction. Shortly thereafter on the same date, Lorillard Tobacco was merged with and into R.J. Reynolds Tobacco Company (“RJR Tobacco”), a wholly-owned subsidiary of RAI. The accompanying consolidated financial statements do not reflect any effects of the acquisition or merger. As Lorillard was acquired and merged into RAI, no basic and diluted earnings per share amounts have been provided as such amounts were not relevant to investors or other stakeholders upon completion of the transaction.

Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and related notes. Significant estimates in the consolidated financial statements and related notes include: (1) accruals for tobacco settlement costs, litigation, sales incentive programs, income taxes and share-based compensation, (2) the determination of discount, mortality, healthcare cost trend rate and other rate assumptions for defined benefit pension and other postretirement benefit expenses, (3) the valuation of pension assets and (4) the valuation of goodwill and intangible assets. Actual results could differ from those estimates.

Cash equivalents—Cash equivalents consist of short-term liquid investments with a maturity at date of purchase of 90 days or less. Interest and dividend income are included in investment income.

Short-term and Long-term Investments—Short-term and long-term investments consist of investment grade debt securities, all of which are classified as available for sale. Available for sale securities are recorded at fair value, and unrealized holding gains and losses are recorded, net of tax, as a component of accumulated other comprehensive income. Available for sale securities with remaining maturities of less than one year and those identified by management at the time of purchase to be used to fund operations within one year are classified as short-term. All other available for sale securities are classified as long-term. Unrealized losses are charged against net earnings when a decline in fair value is determined to be other than temporary. Several factors are reviewed to determine whether a loss is other than temporary, such as the length and extent of the fair value decline, the financial condition and near term prospects of the issuer, and the intent to sell or requirement to sell before the anticipated recovery of the securities, which may be at maturity. Realized gains and losses are accounted for using the specific identification method, and are recorded as a component of investment income in the accompanying consolidated statement of income. Purchases and sales are recorded on a trade date basis.

Inventories—Inventories (including leaf tobacco, manufactured stock and materials and supplies) are valued at the lower of cost, determined on a last-in, first-out (“LIFO”) basis, or market. A significant portion of leaf tobacco on hand will not be sold or used within one year, due to the duration of the aging process. All inventory of leaf tobacco, including the portion that has an operating cycle that exceeds

101

12 months, is classified as a current asset as a generally recognized trade practice. Electronic cigarette inventories are valued at the lower of cost, determined on a first-in, first-out (“FIFO”) basis, or market and are included in manufactured stock.

Depreciation—Buildings, machinery and equipment are depreciated for financial reporting purposes on the straight-line method over estimated useful lives of those assets of 40 years for buildings and 3 to 12 years for machinery and equipment.

Derivative agreements—In September 2009, Lorillard Tobacco entered into interest rate swap agreements, which the Company guaranteed, with a total notional amount of $750 million. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges. Under the swap agreements, Lorillard Tobacco receives a fixed rate settlement and pays a variable rate settlement with the difference recorded in interest expense. Changes in the fair value of the swap agreements are recorded in other assets or other liabilities with an offsetting adjustment to the carrying amount of the hedged debt. See Notes 11 and 12.

Business Combinations—Lorillard utilizes the acquisition method in accounting for business combinations whereby the amount of purchase price that exceeds the fair value of the acquired assets and assumed liabilities is allocated to goodwill. Lorillard recognizes intangible assets apart from goodwill if they arise from contractual or other legal rights, or if they are capable of being separated or divided from the acquired entity and sold, transferred, licensed, rented or exchanged. Assumptions and estimates are used in determining the fair value of assets acquired and liabilities assumed in a business combination. Valuation of intangible assets acquired requires that we use significant judgment in determining fair value, whether such intangibles are amortizable and, if the asset is amortizable, the period and the method by which the intangible asset will be amortized. On April 24, 2012, the Company acquired blu eCigs and other assets used in the manufacture, distribution, development, research, marketing, advertising, and sale of electronic cigarettes. On October 1, 2013, the Company acquired certain of the assets and operations of SKYCIG, a United Kingdom based electronic cigarette business. Changes in the initial assumptions could lead to changes in amortization or impairment charges recorded in our Consolidated Financial Statements. See Note 5 to for additional disclosure about the acquisitions and the purchase price allocations.

Goodwill and Intangible Assets—Goodwill is tested for impairment annually, in the fourth quarter, and more frequently if events and circumstances indicate that the asset might be impaired. Goodwill is evaluated using a two-step impairment test at the reporting unit level. The first step of the goodwill impairment test compares the book value of a reporting unit, including goodwill, with its fair value. If the book value of a reporting unit exceeds its fair value, we perform the second step of the impairment test. In the second step, we estimate an implied fair value of the reporting unit’s goodwill by allocating the fair value of the reporting unit to all of the assets and liabilities other than goodwill. The difference between the total fair value of the reporting unit and the fair value of all of the assets and liabilities other than goodwill is the implied fair value of that goodwill. The amount of impairment loss is equal to the excess of the book value of the goodwill over the implied fair value of that goodwill.

The fair value of our indefinite lived trademark and trade name is estimated utilizing the relief-from-royalty-method, and compared to the carrying value. The main assumptions utilized in the relief-from-royalty-method are projected revenues from our long range plan, assumed royalty rates that could be payable if we did not own the trademark and a discount rate. We recognize an impairment loss when the estimated fair value of the indefinite lived intangible asset is less than its carrying value.

Accumulated other comprehensive loss—The components of accumulated other comprehensive loss (“AOCL”) are unamortized actuarial gains and losses and prior service costs related to Lorillard’s defined benefit pension and postretirement plans, unrealized holding gains and losses on investments and foreign currency translation adjustments. The unamortized actuarial gains and losses and prior service costs are recognized in net periodic benefit costs over the estimated service lives of covered employees.

Foreign Currency Translation—Foreign currency denominated assets and liabilities of a foreign subsidiary are translated into United States dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income (loss) within shareholders’ deficit. The results of operations of foreign subsidiaries are translated at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in net earnings.

Revenue recognition—Revenue from product sales, net of sales incentives, is recognized at the time ownership of the goods transfers to customers and collectability is reasonably assured. Federal excise taxes are recognized on a gross basis, and are reflected in both net sales and cost of sales. Sales

102

incentives include retail price discounts, coupons and retail display allowances and are recorded as a reduction of revenue based on amounts estimated as due to customers and consumers at the end of a period based primarily on use and redemption rates. Sales to one customer represented approximately 30% of Lorillard’s revenues for the period ended June 11, 2015. Lorillard’s largest selling brand, Newport, accounted for approximately 88% of consolidated net sales for the period ended June 11, 2015.

Cost of sales—Cost of sales includes federal excise taxes, leaf tobacco cost, wrapping and casing material, manufacturing labor and production salaries, wages and overhead, research and development costs, distribution, other manufacturing costs, State Settlement Agreement expenses, the federal assessment for tobacco growers, Food and Drug Administration fees, promotional product expenses and electronic cigarette raw materials and manufacturing costs. Promotional product expenses include the cost, including excise taxes, of the free portion of “buy some get some free” promotions. Lorillard Tobacco purchased approximately 77% of its leaf tobacco from three suppliers for the period ended June 11, 2015.

Advertising and marketing costs—Advertising costs are recorded as expense in the period incurred. Marketing and advertising costs that include such items as direct mail, advertising, agency fees and point of sale materials are included in selling, general and administrative expenses. Advertising expense was $39 million for the period ended June 11, 2015.

Research and development costs—Research and development costs are recorded as expense as incurred, are included in cost of sales and amounted to $9 million for the period ended June 11, 2015.

Tobacco settlement costs—Lorillard recorded charges of $669 million for the period ended June 11, 2015 to accrue its obligations under the State Settlement Agreements (see Note 19). Lorillard’s portion of ongoing adjusted settlement payments and legal fees is based on its share of total domestic cigarette shipments in that period. Accordingly, Lorillard records its portion of ongoing adjusted settlement payments as part of cost of sales as the related sales occur. Payments are made annually and are generally due in April of the year following the accrual of costs. The settlement cost liability on the consolidated balance sheet represents the unpaid portion of the Company’s obligations under the State Settlement Agreements.

Share-Based compensation costs — Under the 2008 Incentive Compensation Plan, the fair market value of the restricted shares and restricted stock units and the exercise price of stock options is based on the closing price at the date of the grant. Share-based compensation expense is recognized in selling, general and administrative expenses net of an estimated forfeiture rate and for shares expected to vest, using a straight-line basis over the requisite service period of the award.

Legal costs and loss contingencies—Legal costs are expensed as incurred and amounted to $58 million for the period ended June 11, 2015. Lorillard establishes accruals when a loss contingency is both probable and can be reasonably estimated as a charge to selling, general and administrative expense. There are a number of factors impacting management’s ability to estimate the possible loss or a range of loss, including the specific facts of each matter; the legal theories proffered by plaintiffs and legal defenses available to Lorillard Tobacco and Lorillard, Inc.; the wide-ranging outcomes reached in similar cases; differing procedural and substantive laws in the various jurisdictions in which lawsuits have been filed, including whether punitive damages may be pursued or are permissible; the degree of specificity in a plaintiff’s complaint; the history of the case and whether discovery has been completed; plaintiffs’ history of use of Lorillard Tobacco’s cigarettes relative to those of the other defendants; the attribution of damages, if any, among multiple defendants; the application of contributory and/or comparative negligence to the allocation of damage awards among plaintiffs and defendants; the likelihood of settlements for de minimis amounts prior to trial; the likelihood of success at trial; the likelihood of success on appeal; and the impact of current and pending state and federal appellate decisions. It has been management’s experience and is its continued expectation that the above complexities and uncertainties will not be clarified until the late stages of litigation. For those reasonably possible loss contingencies for which an estimate of the possible loss or range of loss cannot be made, Lorillard discloses the nature of the litigation and any developments as appropriate. See Note 19 for a description of loss contingencies.

Income taxes—Deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Judgment is required in determining income tax provisions and in evaluating tax positions. For uncertain tax positions to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount

103

recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. Where applicable, interest related to uncertain tax positions is recognized in interest expense. Penalties, if incurred, are recognized as a component of income tax expense. Accrued interest and penalties are recorded as a component of other liabilities in the accompanying consolidated balance sheet.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, which replaces most existing GAAP revenue recognition guidance. The effective date for adoption of this guidance was subsequently deferred to interim and annual reporting periods beginning after December 15, 2017. In 2016, the FASB issued supplemental implementation guidance related to ASU 2014-09, including (i) ASU 2016-08, which is intended to provide further clarification on the application of the principal versus agent implementation; (ii) ASU 2016-10, which is intended to clarify the guidance for identifying promised goods or services in a contract with a customer; (iii) ASU 2016-11; (iv) ASU 2016-12, which amends certain aspects of ASU 2014-09 to address certain implementation issues; and (v) ASU 2016-20, which includes thirteen technical corrections and improvements affecting narrow aspects of the guidance issued in ASU 2014-09.

The new guidance may be applied retrospectively to each prior period presented (full retrospective method) or retrospectively with the cumulative effect recognized as of the date of initial application (modified retrospective method). The adoption of the amended guidance is not expected to have a material impact on Lorillard’s results of operations, cash flows or financial position.

In April 2015, the FASB issued amended guidance to simplify the presentation of debt issuance costs. The current guidance requires debt issuance costs to be reported on the balance sheet as an asset and amortized as interest expense. The amended guidance requires debt issuance costs be presented as a direct reduction of the debt liability it is associated with similar to the way debt discounts are presented. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The standard requires retrospective application for all prior periods presented. Early adoption is permitted. The adoption of the amended guidance is not expected to have a material impact on Lorillard’s results of operations, cash flows or financial position.

In April 2015, the FASB issued amendments in ASU 2015-04 that permit an entity with a fiscal year-end that does not coincide with a month-end a practical expedient that permits the entity to measure defined benefit plan assets and obligations using the month-end that is closest to the entity’s fiscal year-end and apply that practical expedient consistently from year to year. The practical expedient should be applied consistently to all plans if an entity has more than one plan. The amendments are effective for public business entities for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Earlier adoption is permitted. The amendments should be applied prospectively. Lorillard adopted this guidance as of June 11, 2015. In adopting this guidance, Lorillard utilized a May 31, 2015 month-end measurement date as it is the month-end closest to Lorillard’s period-end.

In May 2015, the FASB issued ASU 2015-07, eliminating the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. The amended guidance, which requires retrospective application, is effective for financial statements issued for the fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The adoption of the amended guidance is not expected to have a material impact on Lorillard’s results of operations, cash flows or financial position.

In November 2015, the FASB issued ASU No. 2015-17, which requires companies to present deferred income tax assets and deferred income tax liabilities as noncurrent in a classified balance sheet. ASU 2015-17 is effective for fiscal years beginning after December 15, 2017. Early application is permitted. The accompanying consolidated financial statements do not reflect early adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, requiring lessees to recognize lease assets and lease liabilities in the balance sheet and disclose key information about leasing arrangements, such as information about variable lease payments and options to renew and terminate leases. The amended guidance will require both operating and finance leases to be recognized in the balance sheet. Additionally, the amended guidance aligns lessor accounting to comparable guidance in Accounting Standard Codification Topic 606, Revenue from Contracts with Customers. The amended guidance is

104

effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Lorillard believes this guidance will not have a material impact on its results of operations, cash flows and financial position.

2.	Inventories

Cigarette inventories (including leaf tobacco, manufactured stock and materials and supplies) are valued at the lower of cost, determined on a LIFO basis, or market. Electronic cigarette inventories of $41 million included in manufactured stock as of June 11, 2015 are valued at the lower of cost, determined on a FIFO basis, or market. Inventories consisted of the following:

June 11, 2015
(In millions)
Leaf tobacco	$268
Manufactured stock	98
Materials and supplies	12

Total	$378

If the average cost method of accounting was used, inventories would be greater by approximately $323 million at June 11, 2015.

3.	Other Current Assets

Other current assets were as follows:

June 11, 2015
(In millions)
Prepaid income taxes	$57
Prepaid merger expenses (see Note 21)	79
Appeal bonds	19
Prepaid insurance	3
Other current assets	6

Total	$164

4.	Plant and Equipment, Net

Plant and equipment is stated at historical cost and consisted of the following:

June 11, 2015
(In millions)
Land	$3
Buildings	108
Equipment	705

Total	816
Accumulated depreciation	(527)

Plant and equipment, net	$289

Depreciation expense was $25 million for period ended June 11, 2015.

5.	Goodwill and Intangible Assets

On April 24, 2012, Lorillard completed the acquisition of blu eCigs. The purchase price allocation includes $64 million of goodwill and $58 million of intangible assets, $57 million of which is an indefinite lived intangible asset consisting of the blu eCigs trademark and trade name.

Lorillard evaluated its goodwill and indefinite lived intangible assets recorded as a part of the blu eCigs reporting unit for impairment as of November 1, 2014. Based on the results of the impairment analysis, no impairment of the blu eCigs goodwill or the blu eCigs trademark or trade name was determined to exist.

There were no changes in blu eCigs goodwill or the blu eCigs trademark and trade name during the period ended June 11, 2015.

On October 1, 2013, Lorillard completed the acquisition of SKYCIG, now trading as blu (U.K.). The purchase price allocation includes $36 million of goodwill and $35 million of intangible assets,

105

$33 million of which is the fair value ascribed to the SKYCIG trademark and trade name. The fair value ascribed to the SKYCIG trademark and trade name in connection with the acquisition is being amortized over an estimated life of 18 months, beginning October 1, 2013, after which amortization charges related to the trademark and trade name will cease.

Lorillard evaluated its goodwill recorded as part of the blu (U.K.) reporting unit for impairment as of September 1, 2014. Based on the results of the impairment analysis, no impairment of the blu (U.K.) goodwill was determined to exist.

All goodwill and intangible assets have been recorded as a part of our blu eCigs and blu (U.K.) reporting units, both of which are components of Lorillard’s Electronic Cigarettes reporting segment.

There were no changes in blu (U.K.) goodwill during the period ended June 11, 2015, other than the impact of foreign currency translation.

Intangible Assets

	Weighted Average Amortization Period	Cost	Foreign Currency Translation	Accumulated Amortization	Net Carrying Amount
(Dollars in millions)
Amortizable intangible assets:
blu eCigs Non-compete Agreement and Technology	5 years	$1	$—	$1	$—
SKYCIG Non-compete Agreement and Customer List	5 years	2	—	$2	—
SKYCIG trademark and trade name	18 months	33	(3)	29	1

Amortizable intangible assets, net					1
Indefinite-lived intangible assets:
blu eCigs trademark and trade name					57

Intangible assets, net					$58

Intangible assets are amortized using the straight-line method. The aggregate amortization expense for the period ended June 11, 2015 was $4 million.

6.	Other Assets

Other assets were as follows:

June 11, 2015
(In millions)
Debt issuance costs, net	$20
Interest rate swap	57
Prepaid pension	11
Other prepaid assets	2

Total	$90

7.	Accrued Liabilities

Accrued liabilities were as follows:

June 11, 2015
(In millions)
Legal fees	$15
Salaries and other compensation	21
Medical and other employee benefit plans	23
Consumer rebates	87
Sales promotion	19
Accrued vendor charges	3
Excise and other taxes	80
Accrued interest	55
Litigation related accruals	23
Other accrued liabilities	31

Total	$357

106

8.	Commitments

Lorillard leases certain real estate and transportation equipment under various operating leases. Listed below are future minimum rental payments required under those operating leases with non-cancelable terms in excess of one year.

June 11, 2015
(In millions)
2016	$2.1
2017	1.4
2018	0.7
2019	0.1

Net minimum lease payments	$4.3

Rental expense for all operating leases was $3 million for period from January 1 to June 11, 2015.

At June 11, 2015, Lorillard Tobacco had contractual obligations to purchase leaf tobacco of approximately $62 million and other contractual purchase obligations of approximately $58 million. These other purchase obligations related primarily to agreements to purchase machinery.

9.	Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable:

•	Level 1 — Quoted prices for identical instruments in active markets.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable directly or indirectly.

•	Level 3 — Valuations derived from valuation techniques in which one or more significant inputs are unobservable.

Lorillard is responsible for the valuation process and as part of this process may use data from outside sources in establishing fair value. Lorillard performs due diligence to understand the inputs used or how the data was calculated or derived, and corroborates the reasonableness of external inputs in the valuation process.

Assets and liabilities measured at fair value on a recurring basis at June 11, 2015 were as follows:

(In millions)	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Prime money market funds	$1,019	$—	$—	$1,019

Short-term investments:
Corporate debt securities	$—	$210	$—	$210
U.S. Government agency obligations	—	71	—	71
Commercial paper	—	27	—	27
International government obligations	—	39	—	39

Total short-term investments	$—	$347	$—	$347

Long-term investments:
Corporate debt securities	—	99	—	99
U.S. Government agency obligations	—	33	—	33

Total long-term investments	$—	$132	$—	$132

Derivative Asset:
Interest rate swaps — fixed to floating rate	$—	$57	$—	$57

Other liabilities:
blu (U.K.) earn out liability	$—	$—	$17	$17

The fair value of the prime money market funds, classified as Level 1, utilized quoted prices in active markets.

The fair value of the interest rate swaps, classified as Level 2, utilized a market approach model using the notional amount of the interest rate swap and observable inputs of time to maturity and market interest rates. See Note 12, “Derivative Instruments,” for additional information on the interest rate swaps.

107

Short-term and long-term investments include corporate debt securities, U.S. Government agency obligations, commercial paper and international government obligations. The fair value of corporate debt securities, U.S. Government agency obligations, commercial paper and international government obligations, classified as Level 2, utilized quoted prices for identical assets in less active markets or quoted prices for similar assets in active markets.

There were no transfers between levels within the fair value hierarchy. There were no Level 3 purchases, sales, issuances or settlements of these assets and liabilities for the period ended June 11, 2015.

For the period ended June 11, 2015, proceeds from sales of available for sale securities were $38 million and proceeds from maturities of available for sale securities were $141 million. Realized gains and losses on sales, maturities and calls of available for sale securities were not material. The difference between the amortized cost basis and the fair value of major security types was not material as of June 11, 2015. There was no other than temporary impairment recognized in AOCL for the period ended June 11, 2015 and total gains for securities with net gains in accumulated other comprehensive loss and total losses for securities with net losses in AOCL were not material as of June 11, 2015.

The fair value of the blu (U.K.) earn out liability (the “Earn Out”), classified as Level 3 was determined utilizing a discounted cash flows approach using various probability-weighted blu (U.K.) 2015 financial performance scenarios, upon which the ultimate earn out liability to be paid in 2016 will be based. Significant unobservable inputs used in calculating the fair value of the Earn Out include various blu (U.K.) financial performance scenarios, the probability of achieving those scenarios, and the discount rate. Based upon this calculation, the fair value of the Earn Out was determined to be £15 million, approximately $25 million, as of the date of the acquisition (October 1, 2013). The amount of the Earn Out that will be ultimately paid in 2016 could range from £0 to £30 million (approximately $0 to $47 million at June 11, 2015 exchange rates). We reviewed the fair value of the Earn Out as of June 11, 2015. Based on the results of our analysis, we reduced the Earn Out to approximately £11 million (approximately $17 million at June 11, 2015 exchange rates). Changes in the fair value of the Earn Out are recorded as a component of selling, general and administrative expenses of the Electronic Cigarettes segment.

10.	Credit Agreement

On July 10, 2012, Lorillard Tobacco entered into a $200 million revolving credit facility that was scheduled to expire on July 10, 2017 (the “Revolver”) and was guaranteed by Lorillard. The Revolver required that the Company maintain a ratio of debt to net income plus income taxes, interest expense, depreciation and amortization expense, any extraordinary losses, any non-cash expenses or losses and any losses on sales of assets outside of the ordinary course of business (“Adjusted EBITDA”) of not more than 2.25 to 1 and a ratio of Adjusted EBITDA to interest expense of not less than 3.0 to 1. In addition, the Revolver contained other affirmative and negative covenants customary for facilities of this type. The Revolver contained customary events of default, including upon a change in control (as defined therein), that could result in the acceleration of all amounts and cancellation of all commitments outstanding under the Revolver.

As of June 11, 2015, there were no borrowings outstanding under the Revolver and Lorillard was in compliance with all financial covenants. See Note 21 for additional information regarding the credit facility.

11.	Long-Term Debt

Long-term debt, net of interest rate swaps, consisted of the following outstanding notes (collectively, the “Notes”):

June 11, 2015
(In millions)
2016 Notes - 3.500% Notes due 2016	$500
2017 Notes - 2.300% Notes due 2017	500
2019 Notes - 8.125% Notes due 2019	807
2020 Notes - 6.875% Notes due 2020	750
2023 Notes - 3.750% Notes due 2023	500
2040 Notes - 8.125% Notes due 2040	250
2041 Notes – 7.000% Notes due 2041	250

Total long-term debt	$3,557

108

In August 2012, Lorillard Tobacco issued $500 million aggregate principal amount of 2.300% unsecured senior notes due August 21, 2017 (the “2017 Notes”) pursuant to the Indenture and the Fourth Supplemental Indenture, dated August 21, 2012. The net proceeds from the issuance were used for the repurchase of the Company’s common stock.

In May 2013, Lorillard Tobacco issued $500 million aggregate principal amount of 3.750% unsecured senior notes due May 20, 2023 (the “2023 Notes”) pursuant to the Indenture and the Fifth Supplemental Indenture, dated May 20, 2013. The net proceeds from the issuance were used for the repurchase of the Company’s common stock.

Lorillard Tobacco is the principal, 100% owned operating subsidiary of the Company, and the $750 million aggregate principal amount of 8.125% senior notes issued in June 2009 and due 2019 (the “2019 Notes”); the $750 million aggregate principal amount of 6.875% senior notes due 2020 (the “2020 Notes”) and $250 million aggregate principal amount of 8.125% senior notes due 2040 (the “2040 Notes”), each issued in April 2010; the 2017 Notes; the 2023 Notes; and the $500 million aggregate principal amount of 3.500% Notes due 2016 (the “2016 Notes”), and $250 million aggregate principal amount of 7.000% Notes due 2041 (the “2041 Notes”), each issued in August 2011 (together, the “Notes”) are unconditionally guaranteed on a senior unsecured basis by the Company.

The interest rate payable on the 2019 Notes is subject to incremental increases from 0.25% to 2.00% in the event either Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or both Moody’s and S&P downgrade the 2019 Notes below investment grade (Baa3 and BBB- for Moody’s and S&P, respectively). As of June 11, 2015, Lorillard Tobacco’s debt ratings were Baa2 and BBB- with Moody’s and S&P, respectively, both of which are investment grade.

Upon the occurrence of a change of control triggering event, Lorillard Tobacco would be required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus accrued interest. A “change of control triggering event” occurs when there is both a “change of control” (as defined in the Supplemental Indentures) and the Notes cease to be rated investment grade by both Moody’s and S&P within 60 days of the occurrence of a change of control or public announcement of the intention to effect a change of control. The Notes are not entitled to any sinking fund and are not redeemable prior to maturity. The Notes contain covenants that restrict liens and sale and leaseback transactions, subject to a limited exception. At June 11, 2015, the carrying value of the Notes was $3.557 billion and the estimated fair value was $3.894 billion. The fair value of the Notes is based on quoted prices in active markets. See Note 11 for additional information regarding the Notes.

12.	Derivative Instruments

In September 2009, Lorillard Tobacco entered into interest rate swap agreements, which the Company guaranteed, with a total notional amount of $750 million to modify its exposure to interest rate risk by effectively converting the interest rate payable on the 2019 Notes from a fixed rate to a floating rate. Under the agreements, Lorillard Tobacco received interest based on a fixed rate of 8.125% and paid interest based on a floating one-month LIBOR rate plus a spread of 4.625%. The variable rate was 4.806% as of June 11, 2015. The agreements expire in June 2019. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges. Under the swap agreements, Lorillard Tobacco received a fixed rate settlement and paid a variable rate settlement with the difference recorded in interest expense. That difference reduced interest expense by $11 million in the period ended June 11, 2015.

For derivatives designated as fair value hedges, which relate entirely to hedges of long-term debt, changes in the fair value of the derivatives are recorded in other assets or other liabilities with an offsetting adjustment to the carrying amount of the hedged debt. At June 11, 2015, the adjusted carrying amount of the hedged debt was $807 million and the fair value of the derivatives recorded in other assets was $57 million.

If Lorillard Tobacco’s debt rating was downgraded below Ba2 by Moody’s or BB by S&P, the swap agreements would terminate and Lorillard Tobacco would be required to settle them in cash before their expiration date. As of June 11, 2015, Lorillard Tobacco’s debt ratings were Baa2 and BBB- with Moody’s and S&P, respectively, both of which are above the ratings at which termination of Lorillard Tobacco’s derivative contracts would be required.

109

13.	Income Taxes

Prior to the separation from Loews in 2008 (the “Separation”), Lorillard was included in the Loews consolidated federal income tax return, and federal income tax liabilities were included on the balance sheet of Loews. Under the terms of the pre-Separation Tax Allocation Agreement between Lorillard and Loews, Lorillard made payments to, or was reimbursed by Loews for the tax effects resulting from its inclusion in Loews’ consolidated federal income tax return. As of December 31, 2014, there were no tax obligations between Lorillard and Loews for periods prior to the Separation. Following the Separation, Lorillard and its eligible subsidiaries filed a stand-alone consolidated federal income tax return.

The Separation Agreement with Loews (the “Separation Agreement”) requires Lorillard (and any successor entity) to indemnify Loews for any losses resulting from the failure of the Separation to qualify as a tax-free transaction (except if the failure to qualify is solely due to Loews’ fault). This indemnification obligation applies regardless of whether Lorillard or a potential acquirer obtains a supplemental ruling or an opinion of counsel.

The Separation Agreement further provides for cooperation between Lorillard and Loews with respect to additional tax matters, including the exchange of information and the retention of records which may affect the income tax liability of the parties to the Separation Agreement.

The provision for income taxes consisted of the following:

From January 1 to June 11, 2015
(In millions)
Current
Federal	$150
State	16
Deferred
Federal	141
State	35

Total	$342

Pre-tax income (loss) for domestic and foreign operations is as follows:

Domestic	$900
Foreign	$(24)

Total	$876

For the period ended June 11, 2015, income tax expense was different than the amount computed by applying the statutory U.S. federal income tax rate of 35% to income before income taxes of $330 million.

A reconciliation between the statutory federal income tax rate and Lorillard’s effective income tax rate as a percentage of income is as follows:

From January 1 to June 11, 2015
Statutory rate	35.0%
Increase (decrease) in rate resulting from:
State taxes	3.8
Domestic manufacturer’s deduction	(1.7)
Other	1.9

Effective rate	39.0%

110

Deferred tax assets (liabilities) are as follows:

June 11, 2015
Deferred tax assets:	(In millions)
Employee benefits	$193
Settlement costs	282
State and local income taxes	29
Litigation and legal	5
Inventory	6
Accrued liabilities	14

Gross deferred tax assets	529
Deferred tax liabilities:
Depreciation	(61)
Intangibles	(8)
Prepaid expenses	(2)

Gross deferred tax liabilities	(71)

Net deferred tax assets	$458

Current deferred tax assets, net	$337
Non-current deferred tax assets, net	121

Net deferred tax assets	$458

In 2014, an $11 million valuation allowance was established to fully offset deferred tax assets related to tax basis in foreign intangible assets and a foreign net operating loss carryforward. Realization of these benefits is dependent upon generating sufficient taxable income in the applicable foreign jurisdiction. No valuation allowance was established on other deferred tax assets as of the period ended June 11, 2015, as Lorillard believes it is more likely than not that all such deferred tax assets will be realized through the expected generation of future taxable income.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

June 11, 2015
(In millions)
Balance at January 1, 2015	$66
Additions based on tax positions related to the current period	3

Balance at June 11, 2015	$69

At June 11, 2015, there was $45 million of tax benefits that, if recognized, would affect the effective tax rate.

Lorillard recognized interest related to unrecognized tax benefits and tax refund claims in interest expense and recognized penalties (if any) in income tax expense. During the period ended June 11, 2015, Lorillard recognized expense of approximately $2 million in interest and penalties. Lorillard had accrued interest and penalties related to unrecognized tax benefits of $24 million at June 11, 2015.

Due to the potential for resolution of certain tax examinations and the expiration of various statutes of limitation, it is reasonably possible that Lorillard’s gross unrecognized tax benefits balance may decrease by approximately $31 million in the next twelve months.

14.	Retirement Plans

Lorillard has defined benefit pension, postretirement benefits, profit sharing and savings plans for eligible employees.

Pension and postretirement benefits—The Salaried Pension Plan provides benefits based on employees’ compensation and service. The Hourly Pension Plan provides benefits based on fixed amounts for each year of service. Lorillard also provides medical and life insurance benefits to eligible employees. Lorillard uses a December 31 measurement date for its plans.

Lorillard also provides certain senior level management employees with nonqualified, unfunded supplemental retirement plans. While these plans are unfunded, Lorillard has certain assets invested in an executive life insurance policy that are to be used to provide for certain of these benefits.

111

Weighted-average assumptions used to determine benefit obligations:

	Pension Benefits	Other Postretirement Benefits
	May 31, 2015	May 31, 2015
Discount rate	4.20%-4.40%	4.20%-4.30%
Rate of compensation increase	3.75%

Weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits	Other Postretirement Benefits
	From January 1 to May 31, 2015	From January 1 to May 31, 2015
Discount rate	4.00%-4.10%	3.90%-4.00%
Expected long-term return on plan assets	8.00%
Rate of compensation increase	3.75%

The expected long-term rate of return for Plan assets is determined based on widely-accepted capital market principles, long-term return analysis for global fixed income and equity markets and the active total return oriented portfolio management style. The methodology used to derive asset class risk/return estimates varies due to the nature of asset classes, the availability of historical data, implications from currency, and other factors. In many cases, where historical data is available, data is drawn from indices such as Morgan Stanley Capital International (“MSCI”) or G7 country data. For alternative asset classes where historical data may be insufficient or incomplete, estimates are based on long-term capital market conditions and/or asset class relationships. The expected rate of return for the Plan is based on the target asset allocation and return assumptions for each asset class. The estimated Plan return represents a nominal compound return which captures the effect of estimated asset class and market volatility.

Assumed health care cost trend rates for other postretirement benefits:

Other Postretirement Benefits
From January 1 to May 31, 2015
Pre-65 health care cost trend rate assumed for next year	7.8%
Post-65 health care cost trend rate assumed for next year	5.2%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%
Year that the rate reaches the ultimate trend rate:
Pre-65	2023
Post-65	2023

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	One Percentage Point
	Increase	Decrease
	(In millions)
Effect on postretirement benefit obligations	$17	$14
Effect on total of service and interest cost for the period ended June 11, 2015	1	1

Net periodic pension and other postretirement benefit costs include the following components:

	Pension Benefits	Other Postretirement Benefits
	From January 1 to May 31, 2015	From January 1 to May 31, 2015
	(In millions)
Service cost	$14	$3
Interest cost	25	4
Expected return on plan assets	(40)	—
Amortization of unrecognized net loss	12	—
Amortization of unrecognized prior service cost	1	—

Net periodic benefit cost	$12	$7

112

The following provides a reconciliation of benefit obligations, plan assets and funded status of the pension and postretirement plans.

	Pension Benefits	Other Postretirement Benefits
	May 31, 2015	May 31, 2015
	(In millions)
Change in benefit obligation:
Benefit obligation at January 1, 2015	$1,409	$235
Service cost	14	3
Interest cost	25	4
Plan participants’ contributions	—	2
Actuarial gain	(42)	(15)
Benefits paid	(33)	(7)

Benefit obligation at May 31, 2015	1,373	222

Change in plan assets:
Fair value of plan assets at January 1, 2015	1,164	—
Actual return on plan assets	36	—
Employer contributions	—	5
Plan participants’ contributions	—	2
Benefits paid from plan assets	(33)	(7)

Fair value of plan assets at May 31, 2015	1,167	—

Funded status	$(206)	$(222)

Amounts recognized in the balance sheet consist of:
Noncurrent assets	$11	$—
Current liabilities	—	(13)
Noncurrent liabilities	(217)	(209)

Net amount recognized at June 11, 2015	$(206)	$(222)

Net actuarial gain	$(37)	$(16)
Recognized actuarial gain	(12)	—
Prior service cost	—	—
Recognized prior service cost	(1)	—

Total recognized in other comprehensive income at June 11, 2015	$(50)	$(16)

Total recognized net periodic benefit cost and other comprehensive income at June 11, 2015	$(38)	$(9)

Information for pension plans with an accumulated benefit obligation in excess of plan assets consisted of the following:

Pension Benefits
May 31, 2015
(In millions)
Projected benefit obligation	$1,373
Accumulated benefit obligation	1,297
Fair value of plan assets	1,167

113

Lorillard projects expected future minimum benefit payments as follows:

	Pension Benefits	Other Postretirement Benefit Plans	Medicare Drug Subsidy	Net
	(In millions)
2015	$70	$14	$(1)	$83
2016	73	15	(1)	87
2017	75	15	—	90
2018	77	16	—	93
2019	80	16	—	96
2020 – 2024	429	82	(2)	509

Total	$804	$158	$(4)	$958

The general principles guiding the investment of the Plan assets are embodied in the Employee Retirement Income Security Act of 1974 (ERISA). These principles include discharging Lorillard’s investment responsibilities for the exclusive benefit of Plan participants and in accordance with the “prudent expert” standards and other ERISA rules and regulations. Investment objectives for Lorillard’s pension Plan assets are to optimize the long-term return on Plan assets while maintaining an acceptable level of risk, to diversify assets among asset classes and investment styles, and to maintain a long-term focus.

The pension plan is managed using a Liability Driven Investment (“LDI”) framework which focuses on achieving the Plan’s return goals while assuming a reasonable level of funded status volatility.

Based on this LDI framework the asset allocation has two primary components. The first component of the asset allocation is the “hedging portfolio” which uses the Plan’s fixed income portfolio to hedge a portion of the interest rate risk associated with the Plan’s liabilities, thereby reducing the Plan’s expected funded status volatility. The second component is the “growth/equity portfolio” which is designed to enhance portfolio returns. The growth portfolio is broadly diversified across the following asset classes; U.S., Global and Emerging Market Equities, Absolute Return Hedge Funds, Private Equity, and Private and Public Real Assets. Alternative investments, including hedge funds, are used judiciously to enhance risk adjusted long-term returns while improving portfolio diversification. Overlay derivatives are used to assist in the rebalancing of the total portfolio to the strategic asset allocation. Derivatives may be used to gain market exposure in an efficient and timely manner. Investment risk is measured and monitored on an ongoing basis through annual liability measurements, periodic asset/liability studies, and quarterly investment portfolio reviews.

The pension plans’ asset allocations were:

Asset Allocation as of May 31, 2015
(%)
Asset Class:
U.S. Equity	7.9
Global ex U.S. Equity	10.4
Global ex Emerging Markets Equity	4.9
Emerging Markets Equity	3.6
Absolute Return Hedge Funds	17.5
Equity Hedge Funds	10.7
Private Equity	4.3
Private Real Assets	3.8
Public Real Assets	0.8
Fixed Income	34.7
Cash Equivalents	1.4

Total	100.0

114

Fair Value Measurements—The fair value hierarchy has three levels based on the observability of the inputs used to determine fair value. Level 1 refers to fair values determined based on quoted prices in active markets for identical assets. Level 2 refers to fair values estimated using significant other observable inputs. Level 3 includes fair values estimated using significant non-observable inputs. Plan assets using the fair value hierarchy as of May 31, 2015 were as follows:

	Total	Level 1	Level 2	Level 3
	(In millions)
Asset Class:
U.S. Equity:
Securities	$123	$18	$—	$105
Overlay derivatives liabilities	(31)	—	(31)	—
Global ex U.S. Equity:
Securities	100	—	100	—
Overlay derivatives assets	21	—	21	—
Global ex Emerging Markets Equity	57	—	29	28
Emerging Markets Equity:
Securities	35	—	35	—
Overlay derivatives assets	6	—	6	—
Absolute Return Hedge Funds	204	18	55	131
Equity Hedge Funds	125	—	61	64
Private Equity	50	—	—	50
Private Real Assets	45	—	—	45
Public Real Assets	9	—	9	—
Fixed Income:
Securities	402	—	339	63
Overlay derivatives assets	4	—	4	—
Cash Equivalents	17	—	17	—

Total	$1,167	$36	$645	$486

Equity securities are valued primarily using a market approach based on the quoted market prices of identical instruments. Certain equity securities are valued at their net asset value (“NAV”) per share.

Real estate values are based on market based comparable data or at their NAVs.

Fixed income securities are valued primarily using a market approach with inputs based on the quoted market prices of identical instruments and that include broker quotes in a non-active market.

Cash equivalents are held primarily in registered money market funds which are valued at their NAVs calculated using the amortized cost of the securities and have daily liquidity.

Certain of the plan assets, classified in U.S. Equity Securities, Absolute Return Hedge Funds, Equity Hedge Funds, Private Equity, Private Real Assets and Fixed Income Securities, do not have readily determinable market values given the specific investment structures involved and the nature of the underlying investments. For the May 31, 2015 plan asset reporting, publicly traded asset pricing was used where possible. For assets without readily determinable values, reported NAVs or their equivalent were provided by the respective investment sponsors or investment manager and subsequently reviewed and approved by management. For those investments reported on a one-quarter lagged basis (primarily Private Equity and Private Real Assets), NAVs or their equivalent are adjusted for subsequent cash flows and significant events.

The following table presents a reconciliation of Level 3 assets held during the period from January 1 to May 31, 2015. For the period from January 1 to May 31, 2015, there were no significant transfers between levels 1, 2 and 3.

	January 1, 2015 Balance	Realized Gains/ (Losses)	Unrealized Gains/ (Losses)	Purchases	Sales	Net Transfers Into/ (Out of) Level 3	May 31, 2015 Balance
	(In millions)
US Equity	$100	$3	$6	$—	$(4)	$—	$105
Global ex Emerging Markets Equity	25	—	3	—	—	—	28
Absolute Return Hedge Funds	140	1	1	—	(11)	—	131
Equity Hedge Funds	70	1	—	—	(7)	—	64
Private Equity	47	3	3	3	(6)	—	50
Private Real Assets	45	3	(2)	6	(7)	—	45
Fixed Income	62	1	—	—	—	—	63

115

Profit Sharing—Lorillard has a Profit Sharing Plan for hourly employees. Lorillard’s contributions under this plan are based on Lorillard’s performance with a maximum contribution of 15% of participants’ earnings. Contributions for the period from January 1 to June 11, 2015 were $11 million.

Savings Plan—Lorillard sponsors an Employees Savings Plan for salaried employees. Lorillard provides a matching contribution of 100% of the first 3% of pay contributed and 50% of the next 2% of pay contributed by employees. Matching contributions for the period from January 1 to June 11, 2015 were $2 million.

15.	Share-Based Compensation

Certain employees of Lorillard participate in share-based compensation plans sponsored by its Parent. The aggregate number of shares of the Parent’s common stock for which options, stock appreciation rights (“SARs”), restricted stock or restricted stock units may be granted is 11,144,475 shares, and the maximum number of shares of the Parent’s common stock with respect to which options or SARs may be granted to any individual in any calendar year is 1,500,000 shares. There were 4,295,026 shares available for grant as of June 11, 2015.

Stock Option Plan—Stock options are granted with an exercise price per share that may not be less than the fair value of the Company’s Common Stock on the date of the grant. Generally, options and SARs vest ratably over a four-year period and expire ten years from the date of grant.

During the period from January 1 to June 11, 2015, no stock option or SAR awards were granted, exercised, forfeited or allowed to expire. At June 11, 2015, 1,755,742 stock option and SAR awards were outstanding and exercisable at a weighted average exercise price of $29.62 as follows:

	Awards Outstanding			Awards Vested
Range of exercise prices	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
11.67 – 16.66	23,718	0.6	$15.70	23,718	$15.70
16.67 – 21.66	75,654	2.5	19.64	75,654	19.64
21.67 – 26.66	598,237	4.4	24.97	598,237	24.97
26.67 – 31.66	380,805	4.1	27.07	380,805	27.07
31.67 – 36.66	271,452	5.7	35.71	271,452	35.71
36.67 – 38.00	405,876	5.8	37.45	405,876	37.45

At June 11, 2015, the SARs balance was 569,017 shares and the non-qualified stock options balance was 1,186,725 shares.

The weighted average remaining contractual term of awards outstanding and vested as of June 11, 2015, was 4.65 years. The aggregate intrinsic value of awards outstanding and vested at June 11, 2015 was $74 million.

Restricted Stock Plan—Restricted stock units (“RSUs”) may be granted to employees (“Employees”) annually. These RSUs enable the recipients to receive restricted shares of the Lorillard’s common stock at the end of a one year performance period. The restricted shares vest at the end of two additional years and convert to unrestricted common stock at the conclusion of the vesting period. Restricted shares also vest and convert to unrestricted common stock upon a change in control of the Company. RSUs may be granted to Employees on an annual basis. The final award may equal 0-200% of a target based on pre-established Lorillard financial performance measures related to the one year performance period. Dividend equivalents accrue without compounding on the RSUs and are subject to the same risks of forfeiture as the RSUs.

116

RSU activity was as follows for the period from January 1 to June 11, 2015:

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value
Outstanding, January 1, 2015	223,056	$47.36
Granted	–	–
Exchanged for restricted shares	(223,056)	47.36
Forfeited	–	–

Outstanding, June 11, 2015	–	–

As part of the Lorillard Plan, restricted stock may be granted to Employees and/or non-employee directors (“Directors”) annually. The restricted stock is included as part of the shares available for grant shown above. The restricted stock was granted based on the per share closing price of the Company’s common stock on the date of the grant.

Lorillard may grant shares of restricted stock to Employees and/or Directors, giving them in most instances all of the rights of stockholders, except that they may not sell, assign, pledge or otherwise encumber such shares for a vesting period of three years for Employees and one year for Directors (“Restriction Period”). Such shares are subject to forfeiture if certain conditions are not met.

The fair value of the restricted shares and RSUs at the date of grant is amortized to expense ratably over the Restriction Period. Lorillard recorded pre-tax expense related to restricted stock for the period ended June 11, 2015 of $8 million. The tax benefit recognized related to this expense for the period ended June 11, 2015 was $3 million. In conjunction with the merger discussed more fully in Note 21, vesting of certain restricted stock grants was accelerated.

Restricted share activity was as follows for the period from January 1 to June 11, 2015:

	Number of Awards	Weighted- Average Grant Date Fair Value Per Share
Balance at January 1, 2015	954,399	$42.78
Granted	19,072	62.94
Issued in exchange for RSU	278,485	47.47
Vested	(316,276)	43.77
Forfeited	–	–

Balance at June 11, 2015	935,680	44.25

Employee Stock Purchase Plan— On September 1, 2012, the Company established the Lorillard, Inc. Employee Stock Purchase Plan (“ESPP”). Under the plan, certain full-time employees, who do not receive annual equity awards under the Lorillard Plan, may purchase shares of Lorillard common stock. The plan provides for two offering periods for purchases: March through August and September through February. At the end of each offering period, employees are able to purchase shares of our common stock at a price equal to 95% of the fair market value of the common stock on the last day of the offering period. The purchases are made through payroll deductions, and an aggregate of up to 1,500,000 shares of Lorillard common stock may be purchased by eligible employees pursuant to the ESPP. The ESPP was suspended after the August 2014 offering period as part of the merger discussed more fully in Note 21.

16.	Share Repurchase Programs

As of February 24, 2012, the Company completed its $750 million share repurchase program that was announced in August 2011, after repurchasing an additional 4.9 million shares in January and February 2012 for $188 million at an average purchase price of $38.28. The Company repurchased a total of 20.1 million shares at an average price of $37.29 per share under this program.

As of January 30, 2013, the Company completed its $500 million share repurchase program that was announced in August 2012 (the “2012 Program”), after repurchasing an additional 2.8 million shares in January 2013 for $109 million at an average purchase price of $39.24. The Company repurchased a total of 12.7 million shares at an average price of $39.38 per share under this program.

117

As of June 4, 2014, the Company completed its $1 billion share repurchase program that was announced in March 2013 and amended in May 2013, after repurchasing an additional 2.7 million shares during the second quarter of 2014 for $156 million at an average purchase price of $58.72. The Company repurchased a total of 21.1 million shares at an average price of $47.48 per share under this program. In connection with entering into the Merger Agreement (see Note 20, “Merger Agreement and Merger-Related Litigation”), Lorillard suspended future share repurchases.

As of December 31, 2014, total shares repurchased under share repurchase programs authorized by the Board since the separation from Loews in 2008 were as follows:

Program	Amount Authorized	Number of Shares Repurchased
	(In millions)	(In millions)
July 2008 – October 2008	$400	17.6
May 2009 – July 2009	250	11.0
July 2009 – January 2010	750	29.3
February 2010 – May 2010	250	9.8
August 2010 * – August 2011	1,400	45.1
August 2011 – February 2012	750	20.1
August 2012 – January 2013	500	12.7
March 2013 ** – June 2014	1,000	21.1

Total	$5,300	166.7

*	As amended on May 19, 2011

**	As amended on May 21, 2013

17.	Accumulated Other Comprehensive Loss

Changes in accumulated other comprehensive loss, net of tax, during the period ended June 11, 2015 consisted of the following:

	Retirement Plan Items	Foreign Currency Translation Adjustments	Total
	(In millions)
Beginning balance, January 1, 2015	$261	$2	$263
Pension and post-retirement plan actuarial losses and prior service cost	(39)	—	(39)
Foreign currency translation adjustments	—	1	1

Ending balance, June 11, 2015	$222	$3	$225

Reclassifications out of accumulated other comprehensive loss during the period were as follows:

	Amount Reclassified from Accumulated Other Comprehensive Loss	Affected Line Item in the Consolidated Statement of Income
	(In millions)
Amortization of defined benefit pension and post retirement items:
Prior service costs	$(1)	(A)
Actuarial loss	(12)	(A)

	(13)	Total before tax
	5	Income tax benefit

Total reclassifications for the period	$(8)	Net of tax

(A)	These accumulated comprehensive loss components are included in the computation of net periodic pension cost, which is included in cost of sales and selling, general and administrative expenses. See Note 14, “Retirement Plans,” for additional details regarding net periodic pension and other postretirement benefits costs.

18.	Segment Information

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated on a regular basis by the chief operating decision maker, or

118

decision making group, in deciding how to allocate resources to an individual segment and in assessing performance. Lorillard has two reportable segments, Cigarettes and Electronic Cigarettes. Lorillard identifies segments based on how our chief operating decision maker assesses performance and allocates resources, which is based on the types of products sold by each segment. Centrally incurred costs, such as the cost of Lorillard’s sales force and administrative overhead costs, are allocated to each segment based on the percentage of each segment’s budgeted net sales (excluding federal excise taxes) of Lorillard consolidated net sales (excluding federal excise taxes).

The Cigarettes segment consists principally of the operations of Lorillard Tobacco and related entities. Its principal products are marketed under the brand names of Newport, Kent, True, Maverick and Old Gold with substantially all of its sales in the United States of America.

The Electronic Cigarettes segment consists of the operations of LOEC (d/b/a blu eCigs), Cygnet (t/a SKYCIG or blu (U.K.)) and related entities. LOEC is an electronic cigarette company in the United States, and markets its products under the blu eCigs brand. Lorillard acquired the blu eCigs brand and other assets used in the manufacture, distribution, development, research, marketing, advertising and sale of electronic cigarettes on April 24, 2012. Lorillard acquired certain of the assets and operations of SKYCIG, a United Kingdom based electronic cigarette business on October 1, 2013.

Prior to the acquisition of blu eCigs on April 24, 2012, Lorillard managed its operations on the basis of one operating and reportable segment.

Lorillard maintains its headquarters and manufactures all of its cigarette products at its Greensboro, North Carolina facilities. Substantially all of Lorillard’s sales and fixed assets are in the United States of America. Newport, Kent, True, Maverick, Old Gold, blu eCigs and SKYCIG are the registered trademarks of Lorillard and its subsidiaries. Lorillard sold its major cigarette trademarks outside of the United States in 1977.

	June 11, 2015
	Cigarettes	Electronic Cigarettes	Consolidating Adjustments	Total Lorillard
Net sales	$3,197	$46	$—	$3,243
Cost of sales	1,928	39	—	1,967

Gross profit	1,269	7	—	1,276
Selling, general and administrative	248	72	—	320

Operating income (loss)	$1,021	$(65)	$—	$956

Depreciation and amortization	$25	$4	$—	$29
Total assets	$3,007	$244	$(125)	$3,126
Capital expenditures	$6	$—	$—	$6

19.	Legal Proceedings

Overview

As of June 11, 2015, 6,910 product liability cases are pending against cigarette manufacturers in the United States. Lorillard Tobacco is a defendant in 5,986 of these cases. Lorillard, Inc. is a co-defendant in 630 pending cases, and is a defendant in one case in which Lorillard Tobacco is not a defendant. A total of 3,376 of these lawsuits are Engle Progeny Cases, described below. In addition to the product liability cases, Lorillard Tobacco is a defendant in Filter Cases and Tobacco-Related Antitrust Cases.

Pending cases against Lorillard are those in which Lorillard, Inc. or Lorillard Tobacco has been joined to the litigation by either receipt of service of process, or execution of a waiver thereof, and a dismissal order has not been entered with respect to Lorillard, Inc. or Lorillard Tobacco. Certain Flight Attendant Cases that were dismissed for administrative reasons, but which may be reinstated pursuant to the settlement agreement in Broin v. Philip Morris Companies, Inc. have been included in the count of pending cases. The table below lists the number of certain tobacco-related cases pending against Lorillard Tobacco as of the date listed. A description of each type of case follows the table.

119

Type of Case	Total Number of Cases Pending against Lorillard as of June 11, 2015
Conventional Product Liability Cases	25
Engle Progeny Cases	3,376
West Virginia Individual Personal Injury Cases	38
Flight Attendant Cases	2,545
Class Action Case	1
Reimbursement Case	1
Filter Cases	65
Tobacco-Related Antitrust Case	1

Conventional Product Liability Cases. Conventional Product Liability Cases are brought by individuals who allege cancer or other health effects caused by smoking cigarettes, by using smokeless tobacco products, by addiction to tobacco, or by exposure to environmental tobacco smoke. Lorillard Tobacco is a defendant in each of the Conventional Product Liability cases listed in the table above, and Lorillard, Inc. is a co-defendant in three of the Conventional Product Liability Cases.

Engle Progeny Cases. Engle Progeny Cases are brought by individuals who purport to be members of the decertified Engle class. These cases are pending in a number of Florida courts. Lorillard Tobacco is a defendant in 3,375 of the Engle Progeny Cases listed in the above table. Lorillard, Inc. is a co-defendant in 627 Engle Progeny Cases, and is a defendant in one case in which Lorillard Tobacco is not a defendant. The time period for filing Engle Progeny Cases expired in January 2008 and no additional cases may be filed. Some of the Engle Progeny Cases were filed on behalf of multiple class members. Some of the courts hearing the cases filed by multiple class members have severed these suits into separate individual cases. It is possible the remaining suits filed by multiple class members may also be severed into separate individual cases.

West Virginia Individual Personal Injury Cases. In a 1999 administrative order, the West Virginia Supreme Court of Appeals transferred to the West Virginia Mass Litigation Panel a group of cases brought by individuals who allege cancer or other health effects caused by smoking cigarettes, smoking cigars, or using smokeless tobacco products (the “West Virginia Individual Personal Injury Cases”). The plaintiffs’ claims alleging injury from smoking cigarettes were consolidated for trial. The time for filing a case that could be consolidated for trial with the West Virginia Individual Personal Injury Cases expired in 2000. Lorillard Tobacco is a defendant in each of the West Virginia Individual Personal Injury Cases listed in the above table. Lorillard, Inc. is not a defendant in any of the West Virginia Individual Personal Injury Cases. After the consolidated Phase I trial in 2013, judgment was entered for the defendants on all but one of the plaintiffs’ claims. That judgment was affirmed by the West Virginia Supreme Court of Appeals in 2014. On June 8, 2015, the U.S. Supreme Court denied the plaintiffs’ petition for writ of certiorari. On the same date, the trial court issued an order finding that only 30 plaintiffs are alleged to have smoked ventilated filter cigarettes in the relevant period. On October 9, 2015, the trial court outlined the procedures for resolving the claims of the 30 Phase II plaintiffs, which claims will focus on whether plaintiffs blocked cigarette vents and, if so, whether blocking proximately caused their alleged injuries. Five cases were selected to be the first claims tried, and they were tentatively scheduled to be tried beginning on May 1, 2017. In June 2016, the court granted the defendants’ motion to compel and required the plaintiffs to file additional expert disclosures necessary to attempt to proceed with their claims. The court will set a revised discovery and trial schedule after the expert disclosures are tested for admissibility, and it pushed the tentative trial date to May 2018.

The plaintiffs’ claims alleging injury from the use of other tobacco products other than cigarettes, including smokeless tobacco and cigars, were severed from the consolidated cigarette claims in 2001 (the “Severed IPIC Claims”), and the plaintiffs took no action to prosecute the claims. They now seek to activate their smokeless claims. On January 25, 2017, the trial court denied the defendants’ motion to dismiss those claims as abandoned. The plaintiffs are now free to move forward with their claims. The court has set an initial scheduled for discovery through 2019, with other procedures to be set thereafter for any claims that remain. Lorillard Tobacco is a defendant in seven of the Severed IPIC Claims. Lorillard, Inc. is not a defendant in any of the Severed IPIC Claims.

Flight Attendant Cases. Flight Attendant Cases are brought by non-smoking flight attendants alleging injury from exposure to environmental smoke in the cabins of aircraft. Plaintiffs in these cases may not seek punitive damages for injuries that arose prior to January 15, 1997. Lorillard Tobacco is a

120

defendant in each of the Flight Attendant Cases listed in the above table. Lorillard, Inc. is not a defendant in any of the Flight Attendant Cases. The time for filing Flight Attendant Cases expired in 2000 and no additional cases in this category may be filed.

Class Action Cases. Class Action Cases are purported to be brought on behalf of large numbers of individuals for damages allegedly caused by smoking. Lorillard Tobacco but not Lorillard, Inc. is a defendant in the Class Action Case listed in the above table. Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in additional Class Action Cases that are pending against other cigarette manufacturers, including approximately 16 “lights” Class Action Cases and one Class Action Case seeking a court-supervised medical monitoring program.

Reimbursement Cases. Reimbursement Cases are brought by or on behalf of entities seeking equitable relief and reimbursement of expenses incurred in providing health care to individuals who allegedly were injured by smoking. Plaintiffs in these cases have included the U.S. federal government, U.S. state and local governments, foreign governmental entities, hospitals or hospital districts, American Indian tribes, labor unions, private companies and private citizens. Included in this category is the suit filed by the federal government, United States of America v. Philip Morris USA, Inc., (“Philip Morris”), that sought to recover profits earned by the defendants and other equitable relief. Lorillard Tobacco is a defendant in the case, but Lorillard, Inc. is not. In August 2006, the trial court issued its final judgment and remedial order and granted injunctive and other equitable relief. The final judgment did not award monetary damages. In May 2009, the final judgment was largely affirmed by an appellate court. In June 2010, the U.S. Supreme Court denied review of the case. Some aspects of the relief granted in the 2006 remedial order are still being litigated and have not yet been implemented. See “Reimbursement Cases” below.

Filter Cases. Filter Cases are brought by individuals, including former employees of a predecessor of Lorillard Tobacco, who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by Lorillard for a limited period of time ending more than 50 years ago. Lorillard Tobacco is a defendant in 64 of the 65 Filter Cases listed in the above table. Lorillard, Inc. is a co-defendant in two of the 64 Filter Cases that are pending against Lorillard Tobacco. Lorillard, Inc. is also a defendant in one additional Filter Case in which Lorillard Tobacco is not a defendant.

Tobacco-Related Antitrust Cases. In 2000 and 2001, a number of cases were brought against cigarette manufacturers, including Lorillard Tobacco, alleging that defendants conspired to set the price of cigarettes in violation of federal and state antitrust and unfair business practices statutes. Plaintiffs sought class certification on behalf of persons who purchased cigarettes directly or indirectly from one or more of the defendant cigarette manufacturers. Lorillard Tobacco is a defendant in one Tobacco-Related Antitrust Case as set forth in the table above. Lorillard, Inc. is not a defendant in this case. All of the other cases have been either successfully defended or voluntarily dismissed.

Loss Accrual and Disclosure Policy

Lorillard establishes accruals in accordance with Accounting Standards Codification Topic 450, Contingencies (“ASC 450”), when a material litigation liability is both probable and can be reasonably estimated. There are a number of factors impacting Lorillard’s ability to estimate the possible loss or a range of loss, including the specific facts of each matter; the legal theories proffered by plaintiffs and legal defenses available to Lorillard, Inc. and Lorillard Tobacco; the wide-ranging outcomes reached in similar cases; differing procedural and substantive laws in the various jurisdictions in which lawsuits have been filed, including whether punitive damages may be pursued or are permissible; the degree of specificity in a plaintiff’s complaint; the history of the case and whether discovery has been completed; plaintiffs’ history of use of Lorillard Tobacco’s cigarettes relative to those of the other defendants; the attribution of damages, if any, among multiple defendants; the application of contributory and/or comparative negligence to the allocation of damage awards among plaintiffs and defendants; the likelihood of settlements for de minimis amounts prior to trial; the likelihood of success at trial; the likelihood of success on appeal; and the impact of current and pending state and federal appellate decisions. It has been Lorillard’s experience and is its continued expectation that the above complexities and uncertainties will not be clarified until the late stages of litigation. For those reasonably possible loss contingencies for which an estimate of the possible loss or range of loss cannot be made, Lorillard Tobacco discloses the nature of the litigation and any developments as appropriate.

121

Lorillard monitors the status of all outstanding litigation on an ongoing basis in order to determine the probability of loss and assess whether an estimate of the possible loss or range of loss can be determined. In evaluating litigation, Lorillard considers, among other things, the nature of the claims; the jurisdiction in which the claims have been filed and the law and case law developed in that jurisdiction; the experience of plaintiffs’ counsel in this type of litigation; the parties’ respective litigation strategies; the stage of the proceedings; the outcome of the matters at trial or on appeal; the type and amount of damages claimed by plaintiffs; the outcomes and damage awards, if any, for similar matters brought against Lorillard and/or the tobacco industry; and the possibility and likelihood of success on appeal. Lorillard’s assessment of a possible loss or range of loss is based on its assessment of the final outcome of the litigation upon the conclusion of all appeals.

Lorillard records provisions in the consolidated financial statements for pending litigation when it determines that it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Except for the impact of the State Settlement Agreements, the U.S. Government Case and certain Engle Progeny Cases as described below, while it is reasonably possible that a loss has been incurred, (1) management has concluded that it is not probable that a loss has been incurred in any material pending litigation against Lorillard, (2) management is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome in any material pending litigation due to the many variables, uncertainties and complexities described above, and (3) accordingly, management has not provided any amounts in the consolidated financial statements for possible losses related to material pending litigation. It is possible that Lorillard’s results of operations or cash flows in a particular quarterly or annual period or its financial position could be materially adversely affected by an unfavorable outcome or settlement of certain pending or future litigation or an inability to secure bonds where required to stay the execution of judgments on appeal.

Tobacco-Related Product Liability Litigation

Conventional Product Liability Cases

On July 30, 2014, a verdict was returned in Major v. R.J. Reynolds Tobacco Co. (California Superior Court, Los Angeles County), a case in which plaintiff alleged that the smoker’s injuries were caused by asbestos fiber and tobacco smoke inhalation. Lorillard Tobacco was the sole defendant at trial. The jury awarded plaintiff $2,736,700 in economic compensatory damages and $15,000,000 in non-economic compensatory damages, for a total compensatory damages award of $17,736,700. Punitive damages were not at issue in this trial. The jury apportioned 50% of the fault for the smoker’s injuries to the smoker, 17% to Lorillard Tobacco, and 33% to exposure to cigarettes manufactured by companies other than Lorillard Tobacco. The jury found that exposure to asbestos was not a substantial factor in the smoker’s injuries. On August 25, 2014, the Court entered judgment awarding plaintiff $2,550,000 in non-economic damages (which represents Lorillard Tobacco’s 17% share as found by the jury) and the amount of $1,368,350 in economic damages (under California law, Lorillard Tobacco is responsible for the amount of economic damages that the jury found was the fault of anyone other than plaintiff, not just its 17% share), for a total award against Lorillard Tobacco of $3,918,350. On September 17, 2014, Lorillard Tobacco filed a motion for a new trial and a motion for judgment notwithstanding the verdict, which the Court denied on October 28, 2014. On November 17, 2014, the Court ruled that pre-judgment interest accrued over an approximate five year period, excluding an approximate six year period during which the case was dismissed prior to re-filing. On November 26, 2014, Lorillard Tobacco noticed an appeal to the California Second District Court of Appeal from the final judgment awarding compensatory damages and the order granting in part trial court costs and pre-judgment interest. Plaintiff filed a notice of appeal from the order denying in part pre-judgment interest on December 5, 2014. On June 30, 2015, the trial court finally determined the offsets against the judgment to which Lorillard Tobacco was entitled. On July 1, 2015, the trial court entered an amended final judgment in the amount of approximately $3.78 million in compensatory damages, approximately $135,000 in costs, approximately $1.9 million in prejudgment interest, and post-judgment interest from August 25, 2014 in the amount of approximately $1,100 per day. Both sides filed notices of appeal from the final judgment, and the California Court of Appeal ordered the appeals consolidated. Lorillard Tobacco posted a supersedeas bond in the amount of approximately $9.1 million. On October 15, 2015, RJR Tobacco filed a stipulation to substitute RJR Tobacco for Lorillard Tobacco, which was granted on October 20, 2015. Briefing is complete. Oral argument has not been scheduled.

Since January 1, 2010, verdicts have been returned in 11 Conventional Product Liability Cases against cigarette manufacturers, in addition to the Major case discussed above. Lorillard Tobacco was the only

122

defendant in one of these eleven trials, Evans v. Lorillard Tobacco Co. (Superior Court, Suffolk County, Massachusetts). Lorillard Tobacco paid $79 million in compensatory damages and interest to fully satisfy the Evans judgment in October 2013.

Neither Lorillard, Inc. nor Lorillard Tobacco was a defendant in the ten other trials since January 1, 2010. Juries found in favor of the plaintiffs and awarded compensatory damages in four of these trials and also awarded $4.0 million in punitive damages in one trial. Defendants appealed the verdicts in three of these trials. The verdict in the first case was affirmed on appeal in July 2013; judgment was satisfied and this case is concluded. As of June 11, 2015 the appeal in the second case remains pending. In September 2013, an agreement was reached between the parties in the third case and no further appellate review was taken. Satisfaction of judgment has been filed and this case is concluded. The verdict in the fourth case was affirmed on appeal in January 2015, the defendant satisfied the judgment and the case is concluded. The plaintiff in another case was awarded $25 million in punitive damages in a retrial ordered by an appellate court in which the jury was permitted to consider only the amount of punitive damages to award. Defendant’s appeal of the judgment in this case remains pending. Juries found in favor of the defendants in the five other trials. Three of these five cases have concluded. Plaintiffs in two of the cases did not pursue appeals. Plaintiff in the third case noticed an appeal, which was affirmed in February 2013, and then did not seek any further review. Plaintiff in the fourth case filed a notice of appeal to the Alaska Supreme Court from the order denying plaintiff’s motion for a new trial. In December 2015, the Alaska Supreme Court reversed the trial court decision and remanded the case with directions for the trial court to reassess whether to grant a new trial. In March 2016, the trial court granted a new trial and the defendant filed a petition for review of that order with the Alaska Supreme Court, which the court denied in July 2016. The retrial began in October 2016. In November 2016, the court declared a mistrial after the jury failed to reach a verdict. The plaintiff subsequently moved for a new trial, which is scheduled to begin October 16, 2017. Plaintiff in the fifth case noticed an appeal and the appellate court reversed the defense verdict and ordered the case returned to the trial court for a new trial.

In rulings addressing cases tried in earlier years, some appellate courts have reversed verdicts returned in favor of the plaintiffs in whole or in part, while other judgments that awarded damages to smokers have been affirmed on appeal. Manufacturers have exhausted their appeals and have been required to pay damages to plaintiffs in sixteen individual cases since 2001. Punitive damages were paid to the smokers in six of these cases. Neither Lorillard, Inc. nor Lorillard Tobacco was a party to any of these matters.

As of June 11, 2015, there were five cases scheduled for trial in 2015. As of June 11, 2015, neither Lorillard, Inc. nor Lorillard Tobacco was not a defendant in any of these cases. Trial dates are subject to change.

Engle Progeny Cases

In 2006, the Florida Supreme Court issued a ruling in Engle v. R.J. Reynolds Tobacco Co., which had been certified as a class action on behalf of Florida residents, and survivors of Florida residents, who were injured or died from medical conditions allegedly caused by addiction to smoking. During a three-phase trial, a Florida jury awarded compensatory damages to three individuals and approximately $145 billion in punitive damages to the certified class. In its 2006 decision, the Florida Supreme Court vacated the punitive damages award, determined that the case could not proceed further as a class action and ordered decertification of the class. The Florida Supreme Court also reinstated the compensatory damages awards to two of the three individuals whose claims were heard during the first phase of the Engle trial. These two awards totaled $7 million, and both verdicts were paid in February 2008. Lorillard Tobacco’s payment to these two individuals, including interest, totaled approximately $3 million.

The Florida Supreme Court’s 2006 ruling also permitted Engle class members to file individual actions, including claims for punitive damages. The court further held that these individuals are entitled to rely on a number of the jury’s findings in favor of the plaintiffs in the first phase of the Engle trial. The time period for filing Engle Progeny Cases expired in January 2008 and no additional cases may be filed. In 2009, the Florida Supreme Court rejected a petition that sought to extend the time for purported class members to file an additional lawsuit.

Engle Progeny Cases are pending in various Florida state and federal courts. Some of the Engle Progeny Cases were filed on behalf of multiple plaintiffs. Various courts have entered orders severing the cases filed by multiple plaintiffs into separate actions. In 2009, one Florida federal court entered orders that severed the claims of approximately 4,400 Engle Progeny plaintiffs, initially asserted in a

123

small number of multi-plaintiff actions, into separate lawsuits. In some cases, spouses or children of alleged former class members have also brought derivative claims. In 2011, approximately 500 cases that were among the 4,400 cases severed into separate lawsuits in 2009, filed by family members of alleged former class members, were combined with the cases filed by the smoker from which the family members’ claims purportedly derived.

On August 1, 2013, Judge William G. Young of the District of Massachusetts took over responsibility for the Engle cases in the Middle District of Florida, Jacksonville Division. Pursuant to orders entered by Judge Young in 2013 and 2014, approximately 1,203 federal Engle cases were assigned trial readiness dates. Since these orders were issued, Lorillard Tobacco was dismissed from 783 cases. During 2015, RJR Tobacco and Lorillard Tobacco, together with Philip Morris USA Inc., settled virtually all of the Engle Progeny cases then pending against them in federal district court. The total amount of the settlement was $100 million divided as follows: RJR Tobacco - $42.5 million; Philip Morris USA Inc. - $42.5 Million; and Lorillard Tobacco - $15 million. The settlement covered more than 400 federal progeny cases but did not cover 12 federal progeny cases previously tried to verdict and currently pending on post-trial motions or appeal; and 2 federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs. Lorillard Tobacco remains a defendant in one pending federal case not subject to the settlement, the Harris case, which is stayed post-trial in the Middle District of Florida pending resolution of the Graham v. R. J. Reynolds Tobacco Co. appeal in the United States Court of Appeals for the Eleventh Circuit. Lorillard Tobacco’s share of the resolution was $15 million, which was paid and recorded as a component of selling, general and administrative expenses during the period ended June 11, 2015.

Various intermediate state and federal Florida appellate courts have issued rulings that address the scope of the preclusive effect of the findings from the first phase of the Engle trial, including whether those findings relieve plaintiffs from the burden of proving certain legal elements of their claims. The Florida Supreme Court granted review in the Douglas case, in which a verdict awarding compensatory damages to the plaintiff was affirmed by an intermediate state Florida appellate court, to address the issue of whether a tobacco manufacturer’s due process rights are violated by reliance upon the Engle Phase I findings. On March 14, 2013, the Florida Supreme Court ruled that application of the Engle Phase I findings to establish certain elements of plaintiffs’ claims is not a violation of the Engle defendants’ due process rights. In order to prevail on either strict liability or negligence claims, the Court found that an Engle plaintiff must establish (1) membership in the Engle class; (2) that addiction to smoking the Engle defendants’ cigarettes containing nicotine was a legal cause of the injuries the plaintiff alleged; and (3) damages. On August 12, 2013, defendants filed a petition with the United States Supreme Court seeking review of the Florida Supreme Court’s decision. This petition for review was denied on October 7, 2013. The due process issue was also on appeal in the United States Court of Appeals for the Eleventh Circuit in two cases that had been consolidated for appeal: Duke and Walker. On September 6, 2013, the United States Court of Appeals for the Eleventh Circuit affirmed the verdicts in these cases, holding that the judgment of the Florida Supreme Court in Douglas should be given full faith and credit, and that deference to the decision in Douglas did not violate the due process rights of the defendant. The defendant filed a petition for rehearing of the decision in Duke and Walker with the United States Court of Appeals for the Eleventh Circuit in October 2013. On October 31, 2013, the United States Court of Appeals for the Eleventh Circuit vacated and reconsidered its original opinion. The Court entered a new opinion that is substantively similar to the original opinion. On November 7, 2013, the Court denied defendant’s petition for rehearing. On November 13, 2013, the defendant filed a second petition, seeking review of the October 31, 2013 opinion. On January 6, 2014, the Court denied this petition. On March 28, 2014, the defendant in Duke and Walker filed a petition with the United States Supreme Court seeking to answer the question of whether the Engle Phase I findings can be applied to establish certain elements of plaintiffs’ claims. On the same date, defendants filed similar petitions in the Brown case (an appeal from a Florida state court trial), as well as in eight other state court cases, including two cases in which Lorillard Tobacco is a defendant (Mrozek and Sury). The defendants requested that these petitions be held pending disposition of the Duke, Walker, and Brown cases, and resolved in a similar manner. On June 9, 2014, the United States Supreme Court declined to accept review of the Duke and Walker cases. On the same date, the United States Supreme Court declined to accept review of the Brown case and the eight other state court cases, including Mrozek and Sury, discussed below.

Various courts, including appellate courts, have issued rulings that have addressed the conduct of the cases prior to trial. One intermediate Florida state appellate court ruled in 2011 that plaintiffs are permitted to assert a claim against a cigarette manufacturer even if the smoker did not smoke a brand

124

produced by that manufacturer. Defendants’ petition for review of this decision by the Florida Supreme Court was denied in August 2012. In March 2012, another intermediate state appellate court agreed with the 2011 ruling and reversed dismissals in a group of cases. In June and July 2013, the Florida Supreme Court denied defendants’ petitions for review of the intermediate appellate court’s decision in these cases. These rulings may limit the ability of the defendants, including Lorillard, Inc. and Lorillard Tobacco, to be dismissed from cases in which smokers did not use a cigarette manufactured by Lorillard Tobacco. In October 2012, the Florida First District Court of Appeal affirmed a judgment awarding compensatory damages only; however, the appeals court certified to the Florida Supreme Court the question of whether Engle class members may pursue an award of punitive damages based on claims of negligence or strict liability. On February 28, 2014 the Florida Supreme Court announced it would grant review of this case. In June 2013, the Florida Supreme Court reversed an intermediate state appellate court and held that a plaintiff’s representative may continue to litigate an existing lawsuit after the original plaintiff has died. Defendants did not seek further review of this decision. In December 2013, the Florida First District Court of Appeal affirmed the summary judgments in favor of the defendants regarding three plaintiffs who had opted out of the Engle class and subsequently reapplied for admission. The Court held that the Florida Supreme Court’s decision in Engle did not provide any basis for the readmission of a former class member in the event that they had timely opted out of the class and did not initiate an individual action until after the statute of limitations had run. Lorillard Tobacco was a defendant in two of these cases.

In connection with the Engle Progeny Cases, Lorillard and various other tobacco manufacturing defendants face various other legal issues that could materially affect the outcome of the Engle cases. These legal issues include, but are not limited to, the application of the statute of limitations, the constitutionality of a cap on the amount of a bond necessary to obtain an automatic stay of a post-trial judgment, whether a judgment based on a claim of intentional conduct should be reduced by a jury’s findings of comparative fault, whether damages can be awarded jointly and severally, and whether plaintiffs’ strict liability and negligence claims are preempted by federal law. Various intermediate Florida appellate courts and Florida Federal Courts have issued rulings on these issues.

On April 8, 2015, the Eleventh Circuit Court of Appeals issued an opinion in the federal Graham case, reversing the Middle District of Florida’s denial of judgment as a matter of law. In that case, a jury awarded plaintiff compensatory damages on his strict liability and negligence claims. The Court held that strict liability and negligence claims based on the findings of the jury in the original Engle class action are preempted by federal laws regulating cigarettes. The Court further held that basing strict liability and negligence claims on the Engle findings implies that all cigarettes sold during the class period were defective as a matter of law and that therefore the only way that cigarette manufacturers could not breach their duty would be to not sell cigarettes, a result at odds with the objectives of Congress’ decision to regulate, and not ban, cigarettes. On January 21, 2016, the Eleventh Circuit granted the plaintiff’s motion for rehearing en banc and vacated the panel decision. On March 23, 2016, the Eleventh Circuit requested briefing on the issues of whether plaintiff’s claims are preempted and, if not, whether the defendants’ due process rights are violated. Oral argument occurred on June 21, 2016. A decision is pending.

On April 2, 2015, the Florida Supreme Court issued an opinion in the Hess case, reinstating a judgment awarding punitive damages that had been reversed by an intermediate Florida appellate court. The Court held that the Engle defendants are precluded from asserting a statute of repose defense to an Engle plaintiff’s fraud claim as a matter of law. Three other cases in which punitive damage awards were reversed, and which were stayed pending resolution of Hess, are pending before the Florida Supreme Court. Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in Hess or the other three cases pending before the Florida Supreme Court. Also on April 2, 2015, in a related ruling, the Florida Supreme Court in the Russo case upheld the trial court’s decision to deny defendants’ requested jury instruction on the fraud statute of repose. The Florida Supreme Court held that the requested jury instruction would have precluded the jury from considering any evidence of reliance on defendants’ statements prior to the repose period. The Court reiterated its holding in Hess. Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in Russo.

Lorillard Tobacco was a defendant in two Engle Progeny Cases that went to trial in 2015. As further described below, one case has been concluded and one is pending trial on outstanding issues.

125

As of June 11, 2015, verdicts had been returned in twenty-one Engle Progeny Cases in which Lorillard Tobacco was a defendant. Lorillard, Inc. was a defendant in one of these cases at the time of verdict. Juries awarded compensatory damages to the plaintiffs in sixteen of these cases. In four of the sixteen cases in which juries awarded compensatory damages, plaintiffs were awarded punitive damages from Lorillard Tobacco. In another case, the court entered an order following trial that awarded plaintiff compensatory damages. The twenty-one cases in which Lorillard Tobacco was a defendant are listed below in the order in which the verdicts were returned:

•	In Rohr v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), a jury returned a verdict in favor of the defendants, including Lorillard Tobacco, in October 2010. Plaintiff in Rohr did not pursue an appeal and the case is concluded.

•	In Mrozek v. Lorillard Tobacco Co. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), the jury awarded plaintiff a total of $6 million in compensatory damages and $11.3 million in punitive damages in March 2011. The jury apportioned 35% of the fault for the smoker’s injuries to the smoker and 65% to Lorillard Tobacco. The final judgment entered by the trial court reflected the jury’s verdict and awarded plaintiff $3,900,588 in compensatory damages and $11,300,000 in punitive damages plus the applicable statutory rates of annual interest. In December 2012, the Florida First District Court of Appeal affirmed the final judgment awarding compensatory and punitive damages and Lorillard Tobacco’s motion for rehearing of the appellate court opinion was denied in February 2013. In March 2013, Lorillard Tobacco filed a notice with the Florida Supreme Court seeking review of the appellate court decision. On February 13, 2014, the Florida Supreme Court declined to grant review of this case. In March 2014, Lorillard Tobacco amended the bond necessary to maintain a stay on payment of the final judgment. On March 28, 2014, Lorillard Tobacco filed a petition with the United States Supreme Court, seeking review of the due process issue, and requested that the petition be held and resolved in the same manner as the Duke, Walker, and Brown cases, also pending before the United States Supreme Court. On June 9, 2014, the United States Supreme Court denied the petition seeking review. The trial court announced on June 25, 2014 that it had granted Lorillard Tobacco’s motion to determine the applicable rates of post-judgment interest that were in dispute. On June 27, 2014, Lorillard Tobacco made a payment of $17,500,197 to satisfy the final judgment awarding compensatory and punitive damages and post-judgment interest. On July 25, 2014, the court entered an order confirming satisfaction of judgment.

•	In Tullo v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $4.5 million in compensatory damages, in April 2011. The jury assessed 45% of the fault to the smoker, 5% to Lorillard Tobacco and 50% to other defendants. The jury did not award punitive damages to the plaintiff. The court entered a final judgment that awarded plaintiff $225,000 in compensatory damages from Lorillard Tobacco plus 6% annual interest. On October 16, 2013, defendants noticed an appeal from the final judgment to the Florida Fourth District Court of Appeal. In August 2013, the Florida Fourth District Court of Appeal affirmed the final judgment. Defendants filed a notice with the Florida Supreme Court seeking review of the appellate court decision. On March 10, 2014, the trial court entered an order confirming that Lorillard Tobacco had satisfied the judgment awarding compensatory damages and post-judgment interest for an amount totaling approximately $263,400. On March 18, 2014, Lorillard Tobacco filed a notice of voluntary dismissal of their petition seeking review of the Florida Supreme Court and the Court entered an order dismissing the petition for review as to Lorillard Tobacco on May 21, 2014. The Florida Supreme Court declined to accept review of the petition as to the other defendants.

•	In Sulcer v. Lorillard Tobacco Co. (Circuit Court, First Judicial Circuit, Escambia County, Florida), in April 2011, the jury awarded $225,000 in compensatory damages to the plaintiff and it assessed 95% of the fault for the smoker’s injuries to the smoker with 5% allocated to Lorillard Tobacco. The jury did not award punitive damages to the plaintiff. The court entered a final judgment that incorporated the jury’s determination of the parties’ fault and awarded plaintiff $11,250 in compensatory damages. Lorillard Tobacco paid approximately $246,000 to resolve the verdict, costs and fees, as well as all post-trial motions and any potential appeal by the plaintiff. Following this payment, Sulcer was concluded.

•	In Jewett v. R.J. Reynolds Tobacco Co. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), the jury awarded the estate of the decedent $692,981 in compensatory damages and

126

awarded the plaintiff $400,000 for loss of companionship in May 2011. The jury assessed 70% of the responsibility for the decedent’s injuries to the decedent, 20% to RJR Tobacco and 10% to Lorillard Tobacco. The jury did not award punitive damages to the plaintiff. The final judgment entered by the trial court reflected the jury’s verdict and awarded plaintiff a total of $109,298 from Lorillard Tobacco plus 6% annual interest. In November 2012, the Florida First District Court of Appeal reversed the judgment awarding compensatory damages and ordered the case returned to the trial court for a new trial. In January 2013, the appellate court denied a motion filed by the plaintiff for rehearing of the decision reversing the judgment. Both the plaintiff and defendants filed notices with the Florida Supreme Court seeking review of the appellate court decision. On February 14, 2014, the Florida Supreme Court declined to grant review of this case. A new trial date has not been set.

•	In Weingart v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), in July 2011, the jury determined that the decedent did not sustain any compensatory damages from the defendants, including Lorillard Tobacco, and it returned a verdict for the defendants that punitive damages were not warranted. The jury assessed 91% of the fault for the decedent’s injuries to the decedent, 3% to Lorillard Tobacco and 3% to each of the other two defendants. Following trial, the court granted in part a motion filed by the plaintiff to award damages and it awarded plaintiff $150,000 in compensatory damages. The court entered a final judgment that applied the jury’s comparative fault determinations to the court’s award of compensatory damages. The final judgment awarded plaintiff $4,500 from Lorillard Tobacco. Defendants noticed an appeal to the Florida Fourth District Court of Appeal from the order that awarded compensatory damages to the plaintiff and amended their notice of appeal to address the final judgment. On February 13, 2013, the Florida Fourth District Court of Appeal affirmed the final judgment awarding compensatory damages. Defendants filed a notice with the Florida Supreme Court seeking review of this decision. In June 2013, all defendants satisfied both the final judgment awarding compensatory damages with Lorillard Tobacco’s share amounting to approximately $50,000. Defendants’ petition for Florida Supreme Court review and the appeal from the costs judgment have been dismissed. This case is concluded.

•	In Sury v. R.J. Reynolds Tobacco Co. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), in November 2011, the jury awarded plaintiff $1,000,000 in compensatory damages and assessed 60% of the responsibility for the decedent’s injuries to the decedent, 20% to Lorillard Tobacco and 20% to RJR Tobacco. The jury returned a verdict for the defendants regarding whether punitive damages were warranted. In March 2012, the court entered a final judgment against defendants in the amount of $1,000,000, jointly and severally, plus 4.75% annual interest, declining to apply the jury’s comparative fault findings to causes of action alleging intentional conduct. On June 24, 2013, the Florida First District Court of Appeal affirmed the final judgment. Defendants’ motion for rehearing of this decision with the Florida First District Court of Appeal was denied in August 2013. The Florida Supreme Court declined review of the intermediate appellate court decision in January 2014. On March 28, 2014, defendants filed a petition with the United States Supreme Court, seeking review of the due process issue, and requested that the petition be held and resolved in the same manner as the Duke, Walker, and Brown cases, also pending before the United States Supreme Court. On June 9, 2014, the United States Supreme Court denied the petitions seeking review. On June 19, 2014, Lorillard Tobacco made a payment of $1,659,674 to satisfy the final judgment awarding compensatory damages plus post judgment interest, trial level attorneys’ fees and costs, and Florida Supreme Court fees. The Court entered an order confirming satisfaction of judgment on July 24, 2014.

•

In Alexander v. Lorillard Tobacco Co. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida), the jury awarded plaintiff $20,000,000 in compensatory damages and $25,000,000 in punitive damages in February and March 2012. Lorillard Tobacco is the only defendant in this case. The jury apportioned 20% of the fault for the smoker’s injuries to the smoker and 80% to Lorillard Tobacco. In March 2012, the court entered a final judgment that applied the jury’s comparative fault determination to the court’s award of compensatory damages, awarding the plaintiff $16,000,000 in compensatory damages and $25,000,000 in punitive damages from Lorillard Tobacco. In May 2012, the court granted a motion by Lorillard Tobacco to lower the amount of compensatory damages and reduced the amount awarded to $10,000,000 from Lorillard Tobacco. Other post-trial motions challenging the verdict were denied. The court entered an amended final judgment that applied the jury’s comparative fault

127

determination to the court’s award of compensatory damages, awarding the plaintiff $8,000,000 in compensatory damages and $25,000,000 in punitive damages. Lorillard Tobacco noticed an appeal from the amended final judgment to the Florida Third District Court of Appeal. On September 4, 2013, the Florida Third District Court of Appeal affirmed the amended final judgment. Lorillard Tobacco’s motion for rehearing of this decision with the Florida Third District Court of Appeal was denied in October 2013. Lorillard Tobacco filed a petition with the Florida Supreme Court seeking review of the intermediate appellate court decision in November 2013, and this petition was denied on September 9, 2014. On September 23, 2014, Lorillard Tobacco made a payment of $38,960,916 to resolve all damages, costs and fees and post-judgment interest. Plaintiff filed a satisfaction of judgment on September 29, 2014 and the Court confirmed satisfaction of judgment on October 3, 2014. This case is concluded.

•	In Calloway v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff and a daughter of the decedent a total of $20,500,000 in compensatory damages in May 2012. The jury apportioned 20.5% of the fault for the smoker’s injuries to the smoker, 27% to RJR Tobacco, 25% to Philip Morris, 18% to Lorillard Tobacco, and 9.5% to Liggett. The jury awarded $12,600,000 in punitive damages from Lorillard Tobacco and $42,250,000 from the other defendants, for a total punitive damages award of $54,850,000. In August 2012, the court granted a post-trial motion by the defendants and lowered the compensatory damages award to $16,100,000. The court also ruled that the jury’s finding on the smoker’s percentage of comparative fault would not be applied to reduce the compensatory damage award because the jury found in favor of the plaintiff on her claims alleging intentional conduct. In August 2012, the court entered final judgment against defendants in the amount of $16,100,000 in compensatory damages, jointly and severally, and $54,850,000 ($12,600,000 from Lorillard Tobacco) in punitive damages. Defendants filed a notice of appeal from the final judgment to the Florida Fourth District Court of Appeal. Oral argument occurred on June 16, 2015. On January 6, 2016, the Florida Fourth District Court of Appeal reversed the fraudulent concealment and conspiracy claims, reversed the punitive damages award and remanded the case for a new trial on those issues. On September 23, 2016, the Florida Fourth District Court of Appeal, sitting en banc, reversed the judgment in its entirety and remanded the case for a new trial. On March 16, 2017, the Florida Supreme Court declined to accept jurisdiction of the case. The new trial has not been scheduled. The deadline for the plaintiff to file a petition for writ of certiorari with the U.S. Supreme Court is June 14, 2017.

•	In Evers v. R.J. Reynolds Tobacco Co. (Circuit Court, Thirteenth Judicial Circuit, Hillsborough County, Florida), the jury awarded plaintiff and the estate of the decedent a total of $3,230,000 in compensatory damages in February 2013. The jury apportioned 31% of the fault for the smoker’s injuries to the smoker, 60% to RJR Tobacco and 9% to Lorillard Tobacco. The jury found that punitive damages against Lorillard Tobacco were not warranted and awarded $12,362,042 in punitive damages from RJR Tobacco only. The Court granted a post-trial motion by RJR Tobacco for a directed verdict on punitive damages and, as a result, the jury’s punitive damages award was set aside. The Court denied a motion filed by the plaintiff to reconsider the directed verdict. At a post-trial hearing, the plaintiff waived entitlement to the jury’s loss of services award which amounted to $280,000 of the total compensatory damages award. In May 2013, the court entered a final judgment that applied the jury’s comparative fault determinations and awarded plaintiff and the estate of the decedent $2,035,500 in compensatory damages ($265,500 from Lorillard Tobacco), plus the statutory rate of interest. Plaintiff and defendants have both appealed the final judgment to the Florida Second District Court of Appeal. On July 8, 2015, RJR Tobacco filed a motion to substitute RJR Tobacco in place of Lorillard Tobacco in the on-going appeal. The substitution was granted on July 13, 2015. On November 6, 2015, the Florida Second District Court of Appeal reversed and reinstated the jury’s verdict on the plaintiff’s claims for fraud by concealment and conspiracy to commit fraud by concealment. As a result, the punitive damages awarded against RJR Tobacco were reinstated. On remand, the jury’s verdict was reinstated. On March 14, 2016, the trial court entered an amended final judgment against RJR Tobacco in the amount of $2.95 million, in compensatory damages and $12.36 million in punitive damages. In April 2016, the defendant appealed to the Florida Second District Court of Appeal and posted a supersedeas bond in the amount of $5 million. Oral argument occurred on February 7, 2017. A decision is pending.

128

•	In Cohen v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff and the estate of the decedent a total of $2,055,050 in compensatory damages in May 2013. The jury apportioned 40% of the fault for the smoker’s injuries to the smoker, 30% to RJR Tobacco, 20% to Lorillard Tobacco, and 10% to Liggett. The jury found that punitive damages were not warranted against any of the defendants. On May 6, 2013, the Court entered final judgment against defendants in the amount of $1,233,030 ($411,010 from Lorillard Tobacco) plus 4.75% annual interest. On July 10, 2013, the Court entered an order granting defendants’ motion for a new trial based on the plaintiff’s improper arguments during closing. This order effectively vacated the final judgment. Plaintiff and defendants have both appealed the order granting the motion for new trial to the Florida Fourth District Court of Appeal. The new trial date has not been scheduled. On September 2, 2015, RJR Tobacco filed a motion to substitute RJR Tobacco in place of Lorillard Tobacco, which was granted on September 11, 2015. On September 7, 2016, the Florida Fourth District Court of Appeal affirmed the trial court’s order granting the defendants’ motion for a new trial. The Florida Supreme Court declined to accept jurisdiction of the case on March 16, 2017. The deadline for the plaintiff to file a petition for writ of certiorari with the U.S. Supreme Court is June 14, 2017.

•	In LaMotte v. R.J. Reynolds Tobacco Co. (Circuit Court, First Judicial Circuit, Escambia County, Florida), the jury returned a verdict in favor of the defendants in May 2013. The Court entered final judgment in favor of the defendants in May 2013. Plaintiff has agreed to waive any post-trial or appellate review of the verdict and judgment, and defendants have agreed not to seek to recover costs or fees. This case is concluded.

•	In Ruffo v. R.J. Reynolds Tobacco Co. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida), the jury awarded plaintiff $1,500,000 in compensatory damages in May 2013. The jury apportioned 85% of the fault for the smoker’s injuries to the smoker, 12% to Philip Morris, and 3% to Lorillard Tobacco. Defendants’ post-trial motions challenging the verdict were denied. On October 4, 2013, the Court entered a final judgment against defendants that applied the jury’s comparative fault determinations and awarded plaintiff $225,000 in compensatory damages ($45,000 from Lorillard Tobacco) plus the statutory rate of interest. Defendants noticed an appeal from the final judgment to the Florida Third District Court of Appeal. On May 12, 2014, the trial court entered an order confirming that Lorillard Tobacco had satisfied the judgment awarding compensatory damages and post-judgment interest for an amount totaling $46,857. On May 9, 2014, the Florida Third District Court of Appeal entered an order recognizing Lorillard Tobacco’s voluntary dismissal of their appeal to the final judgment. On November 19, 2014 the Florida Third District Court of Appeal affirmed the final judgment as to Philip Morris. This case is concluded.

•	In Gafney v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $5,800,000 in compensatory damages in September 2013. The jury apportioned 34% of the fault for the smoker’s injuries to the smoker, 33% to RJR Tobacco, and 33% to Lorillard Tobacco. Lorillard, Inc. was also a defendant in this trial but damages and comparative fault were not assessed separately for Lorillard, Inc. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On September 26, 2013, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $3,828,000 in compensatory damages ($1,914,000 from Lorillard Tobacco), plus the statutory rate of interest. Defendants’ post-trial motions challenging the verdict were denied in November 2013. Defendants noticed an appeal from the final judgment to the Florida Fourth District Court of Appeal. On September 28, 2015, RJR Tobacco filed a motion to substitute RJR Tobacco in place of Lorillard Tobacco, which was granted on October 2, 2015. On March 23, 2016, the Florida Fourth District Court of Appeal reversed the judgment of the trial court and remanded for a new trial due to improper comments made to the jury during plaintiff’s counsel’s closing arguments. In August 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The new trial has not been scheduled.

•

In Jacobson v. R.J. Reynolds Tobacco Co. (Federal Court, Southern District, Miami, Florida), the jury returned a verdict in favor of the defendants on October 29, 2013. The Court entered final judgment in favor of the defendants on October 30, 2013. Plaintiff filed a motion for new trial which was denied in January 2014. On February 10, 2014, the Court entered an order

129

granting Lorillard Tobacco’s motion for attorneys’ fees and costs. Lorillard Tobacco has agreed not to enforce its right to fees and costs in exchange for plaintiff’s agreement not to pursue an appeal of the verdict. This case is concluded.

•	In Chamberlain v. R. J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida) the jury returned a verdict in favor of the defendants on November 15, 2013. The Court entered final judgment in favor of the defendants on November 20, 2013. Plaintiff’s motion for new trial was denied on April 25, 2014. On June 27, 2014, plaintiff filed a notice of appeal from the final judgment with the Eleventh Circuit Court of Appeals. On December 3, 2014, the Eleventh Circuit Court of Appeals dismissed the appeal from the final judgment, ruling that the filing date was past the deadline to appeal. This case is concluded.

•	In Burkhart v. R.J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida), the jury awarded plaintiff a total of $5,000,000 in compensatory damages on May 15, 2014. The jury apportioned 50% of the fault for the smoker’s injuries to the smoker, 25% to RJR Tobacco, 15% to Philip Morris, and 10% to Lorillard Tobacco. The jury awarded $500,000 in punitive damages from Lorillard Tobacco and $2,000,000 from the other defendants for a total punitive damages award of $2,500,000. The Court ruled that the jury’s finding on the plaintiff’s percentage of comparative fault would not be applied to reduce the compensatory damage award because the jury found in favor of the plaintiff on her claims alleging intentional conduct. On June 11, 2014, the Court entered a final judgment against defendants in the amount of $5,000,000 in compensatory damages, jointly and severally, and $2,500,000 ($500,000 from Lorillard Tobacco) in punitive damages, plus the statutory rate of interest. The Court denied defendants’ post-trial motions challenging the verdict. On October 10, 2014, defendants filed a notice of appeal from the final judgment with the Eleventh Circuit Court of Appeals. Oral argument occurred on September 29, 2015. A decision is pending. This case is not subject to the tentative federal settlement discussed above.

•	In Harris v. R.J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida), on July 31, 2014, the jury found that one of the smoker’s alleged Engle qualifying diseases did not manifest prior to the cut-off period for membership in the Engle class, and that the smoker’s other alleged Engle qualifying disease was not caused by the smoker’s addiction to cigarettes containing nicotine. However, the jury awarded compensatory damages on plaintiff’s survival and wrongful death claims in the total amount of $1,726,650. The jury apportioned 60% of the fault for the smoker’s injuries to the smoker, 15% to Philip Morris, 15% to RJR Tobacco, and 10% to Lorillard Tobacco, in connection with plaintiff’s survival claims. The jury apportioned 70% of the fault for the smoker’s injuries to the smoker, 10% to Philip Morris, 10% to RJR Tobacco, and 10% to Lorillard Tobacco, in connection with plaintiff’s wrongful death claims. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On August 13, 2014, defendants filed a motion for entry of judgment in favor of all defendants, arguing that the jury’s findings establish that the smoker was not an Engle class member. On December 17, 2014, the Court denied defendants’ motion. On December 18, 2014, the Court entered final judgment, awarding $1,726,650 in compensatory damages in a lump sum against all defendants. The jury’s comparative fault determinations were not applied despite the jury’s finding in favor of the defendants on the claims alleging intentional conduct. On January 15, 2015, defendants filed additional post-trial motions challenging the verdict and the final judgment. Plaintiff does not oppose applying the jury’s comparative fault determinations to the final judgment. The Court had not ruled on these motions. On April 30, 2015, the court stayed all post-trial proceedings pending resolution of any petition for en banc consideration and rehearing in Graham v. R. J. Reynolds Tobacco Co. This case is not subject to the tentative federal settlement discussed above.

•

In Irimi v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff a total of $3,123,437 in compensatory damages on August 28, 2014. The jury apportioned 70% of the fault for the smoker’s injuries to the smoker, 14.5% to Lorillard Tobacco, 14.5% to RJR Tobacco, and 1% to Liggett. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. Defendants filed post-trial motions challenging the verdict and plaintiff filed a motion for a new trial on the issue of entitlement to punitive damages. On December 18, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $937,031 in compensatory damages

130

($452,898 from Lorillard Tobacco), plus the statutory rate of interest. On January 27, 2015, the Court entered an order granting defendants’ motion for a new trial based on improper jury selection procedures, which effectively vacates the final judgment. Plaintiff filed a motion for rehearing on February 4, 2015, which was denied on February 16, 2015. On February 23, 2015, the plaintiff and the defendants filed notices of appeal to the Florida Fourth District Court of Appeal from the order granting a new trial. Briefing is complete. Oral argument is scheduled for June 20, 2017.

•	In Lourie v. R.J. Reynolds Tobacco Co. (Circuit Court, Thirteenth Judicial Circuit, Hillsborough County, Florida), the jury awarded plaintiff and a son of the decedent a total of $1,371,549 in compensatory damages on October 10, 2014. The jury apportioned 63% of the fault for the smoker’s injuries to the smoker, 27% to Philip Morris, 7% to Lorillard Tobacco, and 3% to RJR Tobacco. The jury found that punitive damages were not warranted against any of the defendants. The Court denied defendants’ post-trial motions challenging the verdict. On November 6, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded plaintiff and a son of the decedent a total of $507,473 in compensatory damages ($96,008 from Lorillard Tobacco), plus the statutory rate of interest. Defendants have noticed an appeal from the final judgment to the Florida Second District Court of Appeal. On August 10, 2016, the Florida Second District Court of Appeal affirmed the final judgment. The defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on September 8, 2016. On April 25, 2017, the Florida Supreme Court ordered the defendants to show cause why jurisdictions should not be declined based on the decision in Marotta v. R. J. Reynolds Tobacco Co.

•	In Perrotto v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $4,087,339 in compensatory damages on November 21, 2014. The jury apportioned 49% of the fault for the smoker’s injuries to the smoker, 25% to Philip Morris, 20% to RJR Tobacco, 6% to Lorillard Tobacco, and 0% to Liggett. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On December 4, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $2,084,545 in compensatory damages ($245,240 from Lorillard Tobacco), plus the statutory rate of interest. Defendants have filed post-trial motions challenging the verdict, and the plaintiff has filed a post-trial motion seeking a new trial on entitlement to punitive damages. In May 2016, the court granted the plaintiff’s motion for a new trial on punitive damages but denied it in all other respects. The new trial is scheduled to begin June 5, 2017.

Since June 11, 2015, one case in which Lorillard Tobacco was a defendant was tried.

•	In McCoy v. R. J. Reynolds Tobacco Co. (Circuit Court, Nineteenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff a total of $1,500,000 in compensatory damages on July 13, 2015. The jury apportioned 35% of the fault for the smoker’s injuries to the smoker, 25% to RJR Tobacco, 20% to Lorillard Tobacco, and 20% to Philip Morris. The jury awarded $3,000,000 in punitive damages from each defendant for a total punitive damages award of $9,000,000. On August 10, 2015, the court entered final judgment against RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and Philip Morris, jointly and severally, in the amount of $1,500,000 in compensatory damages and $3,000,000 in punitive damages against each of RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and Philip Morris. The defendants appealed to the Florida Fourth District Court of Appeal and posted a supersedeas bond in the amount of approximately $3.35 million, and the plaintiff filed a notice of cross appeal. Briefing is complete. Oral argument has not been scheduled.

In addition, Lorillard Tobacco was a defendant in two trials that did not result in a complete verdict:

•	In Landau v. R.J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida), on February 18, 2015, the jury returned a verdict in favor of the plaintiff on liability and awarded plaintiff $100,000 in compensatory damages. The jury apportioned 75% of the fault for the smoker’s injuries to the smoker and 25% to Lorillard Tobacco. The jury also determined that the plaintiff was entitled to punitive damages. During the Phase II portion of the trial, to determine the amount of punitive damages, the case was resolved in its entirety by the parties. This case is concluded.

131

•	In Caprio v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), on February 24, 2015, the jury returned an incomplete verdict form that awarded plaintiff $559,172 in compensatory damages for lost earnings and medical expenses. The jury apportioned 40% of the fault for the smoker’s injuries to the smoker, 25% to Philip Morris, 20% to RJR Tobacco, 10% to Lorillard Tobacco, and 5% to Liggett. The jury did not answer the question as to plaintiff’s amount of damages for pain and suffering, nor did the jury answer the question as to whether punitive damages were warranted against any of the defendants. The defendants filed motions for mistrial and for a new trial. The plaintiff filed a motion to retain the findings of the jury. The court denied the defendants’ post-trial motions in May 2015. A new trial will be held on the remaining issues, including comparative fault allocation. The defendants filed a notice of appeal to the Florida Fourth District Court of Appeal on May 26, 2015. The plaintiff filed a motion to dismiss the appeal on June 16, 2015. On January 22, 2017, the defendants dismissed their appeal. The case remains pending in the trial court. The new trial is scheduled for the July 5 – September 29, 2017 trial docket.

As of June 11, 2015, verdicts have been returned in 144 Engle Progeny trials since the Florida Supreme Court issued its 2006 ruling that permitted members of the Engle class to bring individual lawsuits in which neither Lorillard, Inc. nor Lorillard Tobacco was a defendant at trial. Juries awarded compensatory damages and punitive damages in 47 of the trials. In 46 of those 47 trials, the amount of punitive damages awarded has totaled approximately $901.7 million and ranged from $20,000 to $244 million. In July 2014, punitive damages of $23.6 billion were awarded in one of these cases. In that case, the Court granted in part a post-trial motion filed by the defendant and reduced the punitive damages to approximately $17 million. The defendant objected to the amount awarded and the Court ordered a new trial on the amount of punitive damages only. In 40 of the trials, juries’ awards were limited to compensatory damages. In the 57 remaining trials, juries found in favor of the defendants. Post-trial motions challenging the verdicts in some cases and appeals from final judgments in some cases are pending before various Florida circuit and intermediate appellate courts. As of June 11, 2015, one verdict in favor of the defendants and four verdicts in favor of the plaintiff have been reversed on appeal and returned to the trial court for a new trial on all issues. In ten cases, the intermediate appellate courts have ruled that the issue of damages awarded must be revisited by the trial court. As discussed above, the Florida Supreme Court reinstated a punitive damages award that had been reversed by an intermediate appellate court, and the Eleventh Circuit Court of Appeals reversed a judgment awarding compensatory damages. Motions for rehearing of these appellate court rulings are pending in some cases.

In June 2009, Florida amended the security requirements for a stay of execution of any judgment during the pendency of appeal in Engle Progeny Cases. The amended statute provides for the amount of security for individual Engle Progeny Cases to vary within prescribed limits based on the number of adverse judgments that are pending on appeal at a given time. The required security decreases as the number of appeals increases to ensure that the total security posted or deposited does not exceed $200 million in the aggregate. This amended statute applies to all judgments entered on or after June 16, 2009. The plaintiffs in some cases challenged the constitutionality of the amended statute. These motions were denied, withdrawn or declared moot. In January 2012, the Florida Supreme Court agreed to review one of the orders denying a challenge to the amended statute. In August 2012, the Florida Supreme Court dismissed the appeal as moot because the defendant had satisfied the judgment.

West Virginia Individual Personal Injury Cases

The West Virginia Individual Personal Injury Cases (the “IPIC Cases”) were brought by individuals who alleged cancer or other health effects caused by smoking cigarettes, smoking cigars, or using smokeless tobacco products. In September 2000, there were approximately 1,250 IPIC Cases, and Lorillard Tobacco was named in all but a few of them. Lorillard, Inc. was not a defendant in any of the IPIC Cases. Plaintiffs in most of the IPIC Cases alleged injuries from smoking cigarettes, and the claims alleging injury from smoking cigarettes were consolidated for a multi-phase trial. The order that consolidated those claims for trial limited the consolidation to cases that were filed by September 2000.

Approximately 645 IPIC Cases were dismissed in their entirety before trial. Lorillard Tobacco was dismissed from approximately 565 additional IPIC Cases because those plaintiffs did not submit evidence that they used a Lorillard Tobacco product. At the time the Phase I trial began, Lorillard Tobacco was a defendant in 31 of the then-pending IPIC Cases.

132

The first phase of the consolidated trial began April 15, 2013, and ended with a Phase I verdict returned by the jury on May 15, 2013. In its verdict, the jury found against plaintiffs on their claims for design defect, negligent design, failure to warn, intentional concealment and breach of express warranty. The jury found for plaintiffs on their claim that all ventilated filter cigarettes manufactured and sold by the defendants between 1964 and July 1, 1969 were defective because of a failure to instruct, but found that defendants’ conduct was not willful or wanton. In pleadings filed before trial, no plaintiff in an IPIC Case that was part of the Phase I trial claimed that their injuries were caused by smoking a ventilated filter cigarette manufactured and sold by Lorillard Tobacco between 1964 and July 1, 1969.

On September 16, 2013, the court entered a judgment on the jury’s Phase I verdict and entered a separate order denying the parties’ post-trial motions. Plaintiffs filed a motion to alter or amend the judgment on September 24, 2013. In a telephone conference on October 7, 2013 (memorialized in an order entered October 28, 2013), the court informed the parties that, on its own authority, it was vacating the September 16, 2013 judgment and order. On October 28, 2013, the court entered a new judgment and order. The judgment recited that: 1) ventilated filter cigarettes the defendants manufactured and sold between 1964 and July 1, 1969, were found to be defective due to a failure to instruct consumers as to their use; 2) all other cigarettes manufactured and sold by defendants were not found to be defective; 3) defendants’ conduct did not justify an award of punitive damages; 4) the claims of the individual plaintiffs remain to be decided consistent with the Phase I verdict, and 5) there is no just reason for delay in permitting any appellate rights of the parties to be perfected as to the verdict rendered and this order. The order: 1) denied the parties’ post-trial motions; 2) entered final judgments against the plaintiffs in the approximately 645 IPIC Cases that were dismissed before trial; and 3) stated that those dismissal orders are now final and available for the proper application of the appellate process.

On November 26, 2013, plaintiffs filed a notice of appeal from the judgment and order in the Supreme Court of Appeals of West Virginia. The defendants did not file a separate appeal. On November 3, 2014, the West Virginia Supreme Court of Appeals issued a Memorandum Decision affirming the Phase I judgment and order. On November 26, 2014, the plaintiffs filed a petition for rehearing asking the Court to reconsider its ruling on one of the six grounds the plaintiffs had raised on appeal. On January 8, 2015, the Supreme Court of Appeals refused the petition for rehearing, and on January 15, the Court issued its mandate. On April 3, 2015, approximately 120 of the plaintiffs filed a petition for writ of certiorari in the Supreme Court of the United States. On June 8, 2015, the plaintiffs’ petition for writ of certiorari to the Supreme Court of the United States was denied.

In response to a request from the Mass Litigation Panel, the defendants have identified the 30 IPIC Cases that they believe could be eligible to proceed to a Phase II trial on causation and damages in the remaining failure to instruct claim. The defendants did not identify Lorillard Tobacco as a defendant against which the plaintiffs in those cases could proceed in a Phase II trial because, as stated above, none of the plaintiffs in the IPIC Cases included in the Phase I trial asserted that their injuries were caused by smoking a Lorillard Tobacco ventilated filter cigarette during the relevant time period. Plaintiffs, however, have taken the position that because many cigarette designs use some type of ventilation, 322 cases (including seven in which it is asserted that the smoker used Lorillard Tobacco cigarettes during the relevant period) are eligible to proceed to a Phase II trial. The trial court stated that it would decide the issue of what the phrase “ventilated filter cigarettes” meant as used in the jury’s 2013 verdict form. Plaintiffs have also indicated that some of them may seek to assert that they used brands of cigarettes other than those they identified before trial. On June 8, 2015, the trial court ruled in favor of the defendants’ contention that there are only 30 plaintiffs that arguably claims to have smoked a ventilated cigarette during the relevant period. The claims will be limited to compensatory damages only and will focus on whether the plaintiff actually blocked vents while smoking and, if so, whether such blocking is a proximate cause of the alleged injury. On October 9, 2015, the trial court outlined the procedures it will follow for resolving the claims of the 30 Phase II plaintiffs, which claims will focus on whether plaintiffs blocked cigarette vents and, if so, whether blocking proximately caused their alleged injuries. Five cases were selected to be the first claims tried, and they were tentatively scheduled to be tried beginning on May 1, 2017. In June 2016, the court granted the defendants’ motion to compel and required the plaintiffs to file additional expert disclosures necessary to attempt to proceed with their claims. The court will set a revised discovery and trial schedule after the expert disclosures are tested for admissibility, and it pushed the tentative trial date to May 2018.

The trial court severed from the consolidated proceedings those claims in the IPIC Cases that alleged injury from the use of tobacco products other than cigarettes, including smokeless tobacco and cigars (the “Severed IPIC Claims”). The Severed IPIC Claims involve 30 plaintiffs. Twenty-eight of these plaintiffs have asserted both claims alleging that their injuries were caused by smoking cigarettes as

133

well as claims alleging that their injuries were caused by using other tobacco products. The former claims were included in the consolidated trial of the IPIC Cases, while the latter claims are included in the Severed IPIC Claims. Lorillard Tobacco is a defendant in seven of the Severed IPIC Claims. Lorillard, Inc. is not a defendant in any of the Severed IPIC Claims. Two plaintiffs alleged only that their injuries were caused by using tobacco products other than cigarettes, and no part of their cases was included in the consolidated trial of the IPIC Cases (the “Severed IPIC Cases”). Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in the Severed IPIC Cases.

The trial court has indicated that it intends to defer any consideration of the Severed IPIC Claims until after the conclusion of Phase II of the consolidated action. None of the Severed IPIC Claims or the Severed IPIC Cases was scheduled for trial as of June 11, 2015.

Flight Attendant Cases

Lorillard Tobacco and three other cigarette manufacturers are the defendants in each of the pending Flight Attendant Cases. Lorillard, Inc. is not a defendant in any of these cases. These suits were filed as a result of a settlement agreement by the parties, including Lorillard Tobacco, in Broin v. Philip Morris Companies, Inc. (Circuit Court, Miami-Dade County, Florida, filed October 31, 1991), a class action brought on behalf of flight attendants claiming injury as a result of exposure to environmental tobacco smoke. The settlement agreement, among other things, permitted the plaintiff class members to file these individual suits. These individuals may not seek punitive damages for injuries that arose prior to January 15, 1997. The period for filing Flight Attendant Cases expired in 2000 and no additional cases in this category may be filed.

The judges who have presided over the cases that have been tried have relied upon an order entered in October 2000 by the Circuit Court of Miami-Dade County, Florida. The October 2000 order has been construed by these judges as holding that the flight attendants are not required to prove the substantive liability elements of their claims for negligence, strict liability and breach of implied warranty in order to recover damages. The court further ruled that the trials of these suits are to address whether the plaintiffs’ alleged injuries were caused by their exposure to environmental tobacco smoke and, if so, the amount of damages to be awarded.

Lorillard Tobacco was a defendant in each of the eight Flight Attendant Cases in which verdicts have been returned. Defendants have prevailed in seven of the eight trials. In one of the seven cases in which a defense verdict was returned, the court granted plaintiff’s motion for a new trial and, following appeal, the case has been returned to the trial court for a second trial. The six remaining cases in which defense verdicts were returned are concluded. In the single trial decided for the plaintiff, French v. Philip Morris Incorporated, the jury awarded $5.5 million in damages. The court, however, reduced this award to $500,000. This verdict, as reduced by the trial court, was affirmed on appeal and the defendants have paid the award. Lorillard Tobacco’s share of the judgment in this matter, including interest, was approximately $60,000.

As of June 11, 2015, none of the Flight Attendant Cases were scheduled for trial. Trial dates are subject to change.

Class Action Cases

Lorillard Tobacco but not Lorillard, Inc. is a defendant in the one pending Class Action Case, Parsons v. A C & S, Inc., in which plaintiffs seek class certification on behalf of groups of cigarette smokers, or the estates of deceased cigarette smokers, who reside in West Virginia. There has been no substantive activity in this case since February 2001.

Cigarette manufacturers, including Lorillard Tobacco, have defeated motions for class certification in a number of cases. Motions for class certification have also been ruled upon in some of the “lights” cases or in other class actions to which Lorillard Tobacco was a party. In some of these cases, courts have denied class certification to the plaintiffs, while classes have been certified in other matters. On December 17, 2013, in Caronia v. Philip Morris USA, the New York Court of Appeals, answering a question certified to it by the United States Court of Appeals for the Second Circuit, held that current or former smokers that have not been diagnosed with a smoking-related disease could not pursue an independent cause of action for medical monitoring under New York law.

“Lights” Class Action Cases. As of June 12, 2015, neither Lorillard, Inc. nor Lorillard Tobacco was a defendant in the approximately 16 Class Action Cases in which plaintiffs’ claims are based on the allegedly fraudulent marketing of “light” or “ultra-light” cigarettes. Classes have been certified in some of these cases. In one of these cases, Craft v. Philip Morris USA (Circuit Court, City of St. Louis,

134

Missouri, filed February 29, 2000), trial began in September 2011. In November 2011, the court ordered a mistrial when the jury was unable to reach a verdict. The retrial of this case commenced January 8, 2014, but was postponed until February 29, 2016. Trial began on March 2, 2016, and on April 7, 2016, the jury returned a defense verdict. The plaintiffs have appealed that decision. In another of the “lights” Class Action Cases, Good v. Altria Group, Inc., the U.S. Supreme Court ruled in December 2008 that neither the Federal Cigarette Labeling and Advertising Act nor the Federal Trade Commission’s regulation of cigarettes’ tar and nicotine disclosures preempts (or bars) some of plaintiffs’ claims. In 2009, the Judicial Panel on Multidistrict Litigation consolidated various federal court “lights” Class Action Cases pending against Philip Morris USA or Altria Group and transferred those cases to the U.S. District Court of Maine (the “MDL cases”). The court denied plaintiffs’ motion for class certification filed in four of the MDL Cases, and a federal appellate court declined to review the class certification order. Following the appellate court’s ruling, plaintiffs dismissed thirteen of the MDL Cases, including Good v. Altria Group, Inc. In April, 2012, the Judicial Panel on Multidistrict Litigation entered an order transferring the four MDL cases that remained pending to the courts in which each originated. These four cases have since been dismissed. On September 23, 2013, in the “Lights” Class Action Case Brown v. The American Tobacco Company, Inc. (Superior Court, San Diego County, California), the Court issued a Statement of Decision that granted judgment in favor of the defendant. The Court held that the defendant misrepresented the health benefits of its “light” cigarette but that plaintiffs were not entitled to restitution or injunctive relief. Final judgment was entered in favor of the defendant on October 15, 2013. In December 2013, plaintiffs filed a notice of appeal of the final judgment. On September 28, 2015, the California Court of Appeal, Fourth Appellate District, Division One, affirmed the final judgment in favor of the defendant. The plaintiffs filed a petition for review with the California Supreme Court, which was denied on December 9, 2015. The plaintiffs did not seek further review. On April 29, 2014, in the “lights” Class Action Case Price v. Philip Morris Incorporated (Circuit Court, Madison County, Illinois), the Fifth Judicial District of the Appellate Court of Illinois reversed the trial court’s denial of plaintiffs’ petition for relief from judgment and reinstated a 2003 verdict awarding damages. The defendant in this case filed a petition for leave to appeal in the Supreme Court of Illinois and on September 24, 2014, the Illinois Supreme Court agreed to hear the appeal. In November 2015, the Illinois Supreme Court (1) vacated the lower courts’ judgments, (2) dismissed the case without prejudice to allow the plaintiffs to file a motion to have the Illinois Supreme Court recall its December 5, 2006, mandate that had reversed the trial court’s 2003 judgment, and (3) directed entry of a judgment of dismissal. The plaintiffs then moved in the Illinois Supreme Court to have that court recall its December 5, 2006 mandate. On January 11, 2016, the Illinois Supreme Court denied the plaintiffs’ motion. The plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court on January 22, 2016, which was denied on June 20, 2016.

Reimbursement Cases

U.S. Government Case. In August 2006, the U.S. District Court for the District of Columbia issued its final judgment and remedial order in the federal government’s reimbursement suit, United States of America v. Philip Morris USA, Inc. (U.S. District Court, District of Columbia, filed September 22, 1999). The final judgment and remedial order concluded a bench trial that began in September 2004. Lorillard Tobacco, other cigarette manufacturers, two parent companies and two trade associations were defendants in this action during trial. Lorillard, Inc. is not a party to this case.

While trial was underway, the U.S. Court of Appeals for the District of Columbia Circuit, referred to as the D.C. Circuit, ruled that plaintiff may not seek to recover profits earned by the defendants. Prior to trial, the government had asserted that it was entitled to approximately $280 billion from the defendants for its claim to recover profits earned by the defendants. The U.S. Supreme Court declined to address the decisions dismissing recovery of profits when it denied review of the government’s and the intervenors’ petitions in June 2010, which effectively disposed of the claim to recover profits in this case.

In its 2006 final judgment and remedial order, the court determined that the defendants, including Lorillard Tobacco, violated certain provisions of the RICO statute, that there was a likelihood of present and future RICO violations, and that equitable relief was warranted. The government was not awarded monetary damages. The equitable relief included permanent injunctions that prohibit the defendants, including Lorillard Tobacco, from engaging in any act of racketeering, as defined under RICO; from making any material false or deceptive statements concerning cigarettes; from making any express or implied statement about health on cigarette packaging or promotional materials (these prohibitions include a ban on using such descriptors as “low tar,” “light,” “ultra- light,” “mild” or “natural”); from making any statements that “low tar,” “light,” “ultra-light,” “mild,” “natural” or low-nicotine cigarettes may

135

result in a reduced risk of disease; and from participating in the management or control of certain entities or their successors. The final judgment and remedial order also requires the defendants, including Lorillard Tobacco, to make corrective statements on their websites, in certain media, in point-of-sale advertisements, and on cigarette package “onserts” concerning: the health effects of smoking; the addictiveness of smoking; that there are no significant health benefits to be gained by smoking “low tar,” “light,” “ultra-light,” “mild” or “natural” cigarettes; that cigarette design has been manipulated to ensure optimum nicotine delivery to smokers; and that there are adverse effects from exposure to secondhand smoke. Lorillard Tobacco accrued estimated costs of approximately $20 million in the first quarter of 2013 to comply with the final judgment and remedial order, which was recorded as a charge to selling, general and administrative expenses in 2013. The final judgment and remedial order also requires defendants, including Lorillard Tobacco, to make disclosures of disaggregated marketing data to the government, and to make document disclosures on a website and in a physical depository. The final judgment and remedial order prohibits each defendant that manufactures cigarettes, including Lorillard Tobacco, from selling any of its cigarette brands or certain elements of its business unless certain conditions are met.

The final judgment and remedial order has not yet been fully implemented. Following trial, the final judgment and remedial order was stayed because the defendants, the government and several intervenors noticed appeals to the D.C Circuit. In May 2009, a three judge panel upheld substantially all of the District Court’s final judgment and remedial order. In September 2009, the D.C.Circuit denied defendants’ rehearing petitions as well as their motion to vacate those statements in the appellate ruling that address defendants’ marketing of “low tar” or “lights” cigarettes, to vacate those parts of the trial court’s judgment on that issue, and to remand the case with instructions to deny as moot the government’s allegations and requested relief regarding “lights” cigarettes. In June 2010, the U.S. Supreme Court denied all parties’ petitions for writ of certiorari. The case was returned to the trial court for implementation of the D.C. Circuit’s directions in its 2009 ruling and for entry of an amended final judgment. On November 27, 2012, the court entered an order prescribing the language the defendants must include in the corrective statements defendants are to make on their websites and through other media. The court directed the parties to engage in discussions to implement the publication of those statements. On January 25, 2013, defendants appealed the court’s November 27, 2012 order to the D.C.Circuit. On February 25, 2013, the D.C. Circuit granted defendants’ unopposed motion to hold the appeal in abeyance pending the district court’s resolution of the issues regarding the implementation of the corrective statements. On January 10, 2014, the parties filed a joint motion requesting that the district court enter a consent order addressing the implementation of the corrective statements remedy. The district court permitted amicus briefs on the implementation issue to be filed by newspapers, broadcasters, and other entities interested in the manner in which the corrective statements would be implemented. On June 2, 2014, the district court entered a consent order implementing the corrective statements remedy. On June 25, 2014, defendants filed a notice of appeal from the June 2, 2014 order. The D.C. Circuit lifted its stay of the 2013 appeal and consolidated the two appeals. Defendants’ opening brief in the consolidated appeal was filed on September 29, 2014. The Washington Legal Foundation filed an amicus curiae brief in support of defendants’ position on October 6, 2014. The government filed its brief on December 1, 2014, and the intervenors filed their brief on December 8, 2014. Also on December 8, 2014, the Tobacco Control Legal Consortium filed an amicus curiae brief in support of the plaintiffs’ position. Defendants’ reply brief was filed on January 7, 2015. The appeal was argued on February 23, 2015. On May 22, 2015, the D.C. Circuit reversed the corrective statements order in part, affirmed in part, and remanded to the district court for further proceedings. On June 30, 2015, the district court held a status conference to discuss briefing and scheduling of future submissions in light of the appellate court’s decision on the corrective statement issue. On July 6, 2015, the U.S. Department of Justice filed a motion for rehearing with the appellate court, which was denied on August 5, 2015. On August 20, 2015, the district court directed the parties to undertake mediation in order to attempt to reach agreement on the wording of the corrective-statements preamble. The parties were unable to reach agreement. On October 1, 2015, the district court held a status conference at which it ordered the parties to propose new corrective-statements preambles and brief their proposals in October and November 2015. On February 8, 2016, the district court entered an order adopting the government’s proposed corrective-statements preamble. The parties then mediated, per the district court’s order, changes to the implementation order necessitated by the new preamble. On April 19, 2016, the district court accepted the parties’ mediated agreement on implementation and entered a superseding consent order with respect to implementation. The superseding consent order stays implementation of the corrective statements until the exhaustion of appeals from the orders establishing the text of those statements and governing implementation details. On April 7, 2016, the

136

defendants and the post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the order adopting the government’s proposed corrective-statement preambles. On May 6, 2016, the defendants and post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the superseding consent order. On June 7, 2016, the D.C. Circuit granted the unopposed motion of the defendants and the post-judgment parties regarding remedies to consolidate the two appeals. Briefing in the consolidated appeals concluded in late December 2016, and oral argument occurred on February 14, 2017. On April 25, 2017, the D.C. Circuit affirmed in part, reversed in part, and remanded for further proceedings. Additionally, RJR Tobacco appealed the district court’s May 28, 2015, order requiring RJR Tobacco to televise an additional set of corrective statements on behalf of B&W. On November 1, 2016, the D.C. Circuit upheld the order. In light of the corrective-statements implementation requirements, $20 million has been accrued by RJR Tobacco for the estimated costs of the corrective communications and is included in the condensed consolidated balance sheet (unaudited) as of March 31, 2017.

The June 2, 2014 order did not resolve outstanding issues as to whether corrective statements must be posted in retail point-of-sale displays. The parties, as well as two retailer trade groups, filed simultaneous supplemental briefs on that issue in the district court on June 4, 2014. Their simultaneous response briefs were filed on June 18, 2014. As of June 11, 2015, the district court had not entered an amended final judgment regarding the point-of-sale displays.

Settlement of State Reimbursement Litigation. On November 23, 1998, Lorillard Tobacco, Philip Morris Incorporated, Brown & Williamson Tobacco Corporation and RJR Tobacco (the “Original Participating Manufacturers”) entered into the Master Settlement Agreement (“MSA”) with 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Commonwealth of the Northern Mariana Islands to settle the asserted and unasserted health care cost recovery and certain other claims of those states. These settling entities are generally referred to as the “Settling States.” The Original Participating Manufacturers had previously settled similar claims brought by Mississippi, Florida, Texas and Minnesota, which together with the MSA are referred to as the “State Settlement Agreements.”

The State Settlement Agreements provide that the agreements are not admissions, concessions or evidence of any liability or wrongdoing on the part of any party, and were entered into by the Original Participating Manufacturers to avoid the further expense, inconvenience, burden and uncertainty of litigation. Lorillard Tobacco’s portion of ongoing adjusted settlement payments and legal fees is based on its share of domestic cigarette shipments in the year preceding that in which the payment is due. Accordingly, Lorillard Tobacco records its portions of ongoing adjusted settlement payments as part of cost of manufactured products sold as the related sales occur.

The State Settlement Agreements require that the domestic tobacco industry make annual payments of $10.4 billion, subject to adjustment for several factors, including inflation, market share and industry volume. In addition, the domestic tobacco industry is required to pay settling plaintiffs’ attorneys’ fees, subject to an annual cap of $500 million, and was required to pay an additional amount of up to $125 million in each year through 2008. These payment obligations are the several and not joint obligations of each settling defendant. The State Settlement Agreements also include provisions relating to significant advertising and marketing restrictions, public disclosure of certain industry documents, limitations on challenges to tobacco control and underage use laws, and other provisions.

Lorillard Tobacco, the other Original Participating Manufacturers and other subsequent participating manufacturers (collectively, the “Participating Manufacturers”) are seeking from the Settling States an adjustment in the amount of payments for 2003 and subsequent years pursuant to a provision in the MSA that permits such adjustment if it is determined that the MSA was a significant factor in their loss of market share to companies not participating in the MSA and that the Settling States failed to diligently enforce certain statutes passed in connection with the MSA. If the Participating Manufacturers are ultimately successful, any recovery would be in the form of reimbursement of proceeds already paid or as a credit against future payments by the Participating Manufacturers.

On December 17, 2012, the Participating Manufacturers, including Lorillard Tobacco, agreed to settle with 17 states and the District of Columbia and Puerto Rico disputes under the MSA involving payment adjustments relating to nonparticipating manufacturers. The Participating Manufacturers presented the settlement to the arbitration panel responsible for adjudicating the 2003 non-participating manufacturer (“NPM”) adjustment dispute with a request that the panel enter it as a partial settlement and award. On March 12, 2013, the arbitration panel issued a Stipulated Partial Settlement and Award that directed the Independent Auditor under the MSA to implement the settlement provisions involved, thereby

137

allowing the settlement to proceed. Since the panel’s ruling, one additional state joined the settlement on April 12, 2013, two additional states joined the settlement on May 24, 2013, one additional state joined the settlement on June 10, 2014, one additional state joined the settlement on June 26, 2014, one additional state joined the settlement on March 24, 2017, and one additional state joined the settlement on April 5, 2017.

The settlement resolves the claims for the years 2003 through 2012 and puts in place a new method for calculating this adjustment beginning in 2013. Under the terms of the settlement, Lorillard Tobacco and other Participating Manufacturers will receive credits against their future MSA payments over six years, and the signatory states will be entitled to receive their allocable share of the amounts currently being held in escrow resulting from these disputes. Lorillard Tobacco currently expects to receive credits over six years of approximately $254 million on its outstanding claims, with $165 million having occurred in April 2013, $36 million in April 2014 (including $14 million received in April 2014 related to the 2003 NPM Adjustment award from the two states that joined the settlement in June 2014), and approximately $53 million over the following five years. The estimate is subject to change depending upon a number of factors included in the calculation of the credit.

Based on the terms of the settlement, during the first quarter of 2013 Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $165 million and reduced its April 15, 2013 MSA Annual Payment by the same amount. The reduction was partially offset by an increase of $21 million in the State Settlements liability and expense related to the industry Volume Adjustment Offset associated with the increase in the industry aggregate operating income under the agreements with the previously settled states. During the second quarter of 2013, Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $12 million as a result of the two additional states joining the settlement. The reduction was partially offset by an increase of $1 million in the State Settlements liability and expense related to the industry Volume Adjustment Offset associated with the increase in the industry aggregate operating income under agreements with the previously settled states. During the second quarter of 2014 Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $14 million as a result of the two additional states joining the settlement.

Lorillard Tobacco will continue to pursue these claims against those states that have not settled. Fourteen states that have not joined the settlement have taken action in state court to prevent the settlement from proceeding or to seek other relief related to the settlement. As of June 11, 2015, claims in six states remained pending as four states withdrew their opposition; one state’s challenge was denied and not appealed; and, as noted above, two additional states joined the settlement and indefinitely stayed their challenges. Two of the states also unsuccessfully sought to preliminarily enjoin the implementation of the settlement. There is no assurance that such attempts will be resolved favorably to Lorillard Tobacco.

On September 11, 2013, the arbitration panel responsible for adjudicating the 2003 NPM adjustment dispute issued a determination that six states failed to diligently enforce escrow provisions applicable to non-participating manufacturers. The six non-diligent states included Indiana, Kentucky, Missouri, New Mexico, Maryland, and Pennsylvania. Nine other states that did not participate in the settlement were considered by the arbitration panel because the OPMs contested the states’ diligence as well. The arbitration panel found those nine states diligent. As a result of the panel’s ruling, the OPMs are entitled to receive $458 million, plus interest and earnings, with Lorillard Tobacco’s share of the principal amount totaling $47 million. The six non-diligent states filed motions in their state courts to vacate the arbitration panel’s non-diligence findings, although two of the states subsequently joined the settlement and agreed to indefinitely stay their challenges. On March 31, 2014, the MSA Independent Auditor issued final calculations for the April 2014 MSA payments that implement the 2003 NPM Adjustment in that fashion.

On April 10, 2014, the MSA court in Pennsylvania issued its rulings on that state’s motion to vacate the arbitration panel’s rulings with respect to that state. The court upheld the arbitration panel’s non-diligence finding for that state. However, the court also ruled that the states that signed the settlement and had been contested in the 2003 NPM Adjustment arbitration would be deemed non-diligent for purposes of calculating that state’s share of the 2003 NPM Adjustment. The MSA Independent Auditor on April 14, 2014 issued revised final calculations for the April 2014 MSA payments that implement the Pennsylvania court’s ruling. The ruling was reflected as an increase of $12 million in Lorillard Tobacco’s April 15, 2014 MSA payment, and resulted in an increase to Lorillard Tobacco’s State Settlement liability and expense of $9 million.The OPMs appealed this ruling and an intermediate court affirmed the MSA court’s ruling on April 10, 2015. The Pennsylvania Supreme Court

138

declined to take the industry’s appeal of that ruling. RJR Tobacco, as successor to Lorillard Tobacco, filed a petition for writ of certiorari with the U.S. Supreme Court on April 21, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari. On May 2, 2014, the MSA court in Missouri issued a ruling similar to Pennsylvania, which the OPMs appealed. On June 23, 2014, the MSA Independent Auditor issued revised final calculations for the April 2014 MSA payments that implement the Missouri ruling. The ruling was reflected as an increase in Lorillard Tobacco’s State Settlements liability and expense of $4 million during the second quarter of 2014. On September 22, 2015, the intermediate appellate court in Missouri reversed the MSA court ruling and reinstated the arbitration panel’s approach. Missouri appealed that ruling to the Missouri Supreme Court. On February 17, 2017, the Missouri Supreme Court ruled that the judgment reduction method adopted by the arbitration panel should be modified as originally ordered by the court.

On July 22, 2014, the MSA Independent Auditor issued revised final calculations for the April 2014 MSA payments requiring payment of a portion of the DPA earnings to the states that did not settle, which Lorillard Tobacco has disputed and paid $2 million into the DPA pending its resolution.

On July 23, 2014, the MSA court in Maryland issued a ruling that denied Maryland’s motions to vacate the settlement and the arbitration panel’s non-diligence determination against Maryland for the 2003 NPM Adjustment. Maryland appealed the ruling. On October 2, 2015, the intermediate appellate court in Maryland reversed the trial court and modified the judgment reduction adopted by the arbitration panel, the effect of which was to reduce Lorillard Tobacco’s recovery from this state by $3.7 million. The Maryland Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco, as successor to Lorillard Tobacco, filed a petition for writ of certiorari with the U.S. Supreme Court on June 22, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari.

From time to time, lawsuits have been brought against Lorillard Tobacco and other participating manufacturers to the MSA, or against one or more of the Settling States, challenging the validity of the MSA on certain grounds, including as a violation of the antitrust laws.

In addition, in connection with the MSA, the Original Participating Manufacturers entered into an agreement to establish a $5.2 billion trust fund payable between 1999 and 2010 to compensate the tobacco growing communities in 14 states (the “Trust”). Payments to the Trust ended in 2005 as a result of an assessment imposed under a federal law, enacted in 2004, repealing the federal supply management program for tobacco growers. Under the law, tobacco quota holders and growers were compensated over 10 years with payments totaling $10.1 billion, funded by an assessment on tobacco manufacturers and importers. Payments under the law to qualifying tobacco quota holders and growers commenced in 2005 and are now complete. Lorillard Tobacco’s final payment was made on September 30, 2014. Lorillard Tobacco recorded pretax charges for its obligations under the law of $28 million for the three months ended March 31, 2014.

Lorillard believes that the State Settlement Agreements will materially adversely affect its cash flows and operating income in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in domestic cigarette sales in the premium price and discount price segments, Lorillard’s share of the domestic premium price and discount price cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to significant payment obligations under the State Settlement Agreements.

Filter Cases

In addition to the above, claims have been brought against Lorillard, Inc. and Lorillard Tobacco by individuals who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. As of June 11, 2015, Lorillard Tobacco was a defendant in 64 Filter Cases. Lorillard, Inc. was a defendant in three Filter Cases, including two that also name Lorillard Tobacco. Since January 1, 2012, Lorillard Tobacco has paid, or has reached agreement to pay, a total of approximately $45.2 million in settlements to finally resolve 167 claims. One of the resolved claims was in the case Quirin v. Lorillard Tobacco Co., where a trial began on February 9, 2015, in the United States District Court for the Northern District of Illinois. On February 26, 2015, before the trial was concluded, the parties agreed to resolve the matter. On March 30, 2015, Lorillard Tobacco Company and Hollingsworth & Vose were dismissed with prejudice. Since January 1, 2012, verdicts have been returned in the following three Filter Cases: McGuire v. Lorillard Tobacco Co. and Hollingsworth & Vose Co., tried in the Circuit Court, Division Four, of Jefferson County, Kentucky; Couscouris v. Hatch Grinding Wheels, tried in the Superior Court of the

139

State of California, Los Angeles; and DeLisle v. A.W. Chesterton Co., tried in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida. Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material. In McGuire, tried in the Circuit Court, Division Four, of Jefferson County, Kentucky in 2012, the jury returned a verdict for Lorillard Tobacco and Hollingsworth & Vose, and the Court entered final judgment in May 2012. On February 14, 2014, the Kentucky Court of Appeals affirmed the final judgment in favor of Lorillard Tobacco and Hollingsworth & Vose and on April 3, 2014, the Court of Appeals denied plaintiff’s petition for rehearing. On May 2, 2014, plaintiff moved for discretionary review in the Kentucky Supreme Court, and on February 12, 2015, the Kentucky Supreme Court denied Plaintiff’s motion. This matter is now closed. On October 4, 2012, the jury in the Couscouris case returned a verdict for Lorillard Tobacco and Hollingsworth & Vose, and the court entered final judgment on November 1, 2012. On June 17, 2013, the California Court of Appeal for the Second Appellate District entered an order dismissing the appeal of the final judgment pursuant to plaintiffs’ request, but plaintiffs’ appeal of the cost judgment remained pending. However, plaintiffs abandoned their appeal on June 2, 2014, and on June 4, 2014, the appeal was dismissed. This matter is now closed. On September 13, 2013, the jury in the DeLisle case found in favor of the plaintiffs as to their claims for negligence and strict liability, and awarded $8 million. Lorillard Tobacco is responsible for 44%, or $3.52 million. Judgment was entered on November 6, 2013. Lorillard Tobacco filed its notice of appeal on November 18, 2013. On September 14, 2016, the Fourth DCA ordered a new trial because the trial court erred in admitting certain expert testimony and concluded that the $8 million compensatory damages award should have been remitted. The plaintiffs filed a motion for rehearing or rehearing en banc, which was denied by the Fourth DCA on November 9, 2016. The plaintiffs filed an application for discretionary review by the Florida Supreme Court on December 6, 2016. The Florida Supreme Court has issued a stay of the proceedings in that court pending its disposition of a pending application for review in another case. The matter has not been stayed in the trial court, and post-appeal motions are pending to vacate the final judgment and discharge the surety bonds. The plaintiffs have filed a motion to stay the trial court proceedings in the Florida Supreme Court and a motion to recall the mandate in the Fourth DCA. As of June 11, 2015, 29 Filter Cases were scheduled for trial or placed on courts’ trial calendars. Those trial calendars have since changed.

Tobacco-Related Antitrust Cases

Indirect Purchaser Suits

Approximately 30 antitrust suits were filed in 2000 and 2001 on behalf of putative classes of consumers in various state and federal courts against cigarette manufacturers. The suits all alleged that the defendants entered into agreements to fix the wholesale prices of cigarettes in violation of state antitrust laws which permit indirect purchasers, such as retailers and consumers, to sue under price fixing or consumer fraud statutes. More than 20 states permit such suits. Lorillard Tobacco was a defendant in all but one of these indirect purchaser cases. Lorillard, Inc. was not named as a defendant in any of these cases. Four indirect purchaser suits, in New York, Florida, New Mexico and Michigan, thereafter were dismissed by courts in those states. All other actions, except for a state court action in Kansas, were either voluntarily dismissed or dismissed by the courts.

In the Kansas case, the District Court of Seward County certified a class of Kansas indirect purchasers in 2002. In November 2010, defendants filed a motion for summary judgment, and plaintiffs filed a cross motion for summary judgment in July 2011. In March 2012, the District Court of Seward County granted the defendants’ motions for summary judgment dismissing the Kansas suit. Plaintiff’s motion for reconsideration was denied. On July 18, 2012, plaintiff filed a notice of appeal to the Court of Appeals for the State of Kansas. Briefing on plaintiff’s appeal was completed and argument in the Court of Appeals was held on December 11, 2013. On July 18, 2014, the Court of Appeals affirmed the dismissal of the suit. The plaintiffs filed a petition for review by the Kansas Supreme Court on August 18, 2014. Defendants filed a response on August 29, 2014, and plaintiffs filed their reply brief on September 11, 2014. On June 29, 2015, the court denied the petition for review. The plaintiffs did not seek further review.

Defenses

Lorillard, Inc. and Lorillard Tobacco each believes that it has valid defenses to the cases pending against it as well as valid bases for appeal should any adverse verdicts be returned against either of

140

them. While Lorillard, Inc. and Lorillard Tobacco intend to defend vigorously all litigation, it is not possible to predict the outcome of any of this litigation. Litigation is subject to many uncertainties. Plaintiffs have prevailed in several cases, as noted above. It is possible that one or more of the pending actions could be decided unfavorably as to Lorillard, Inc., Lorillard Tobacco or the other defendants. Lorillard, Inc. and Lorillard Tobacco may enter into discussions in an attempt to settle particular cases if there is a decision it is appropriate to do so.

Neither Lorillard, Inc. nor Lorillard Tobacco can predict the outcome of pending litigation. Some plaintiffs have been awarded damages from cigarette manufacturers at trial. While some of these awards have been overturned or reduced, other damages awards have been paid after the manufacturers have exhausted their appeals. These awards and other litigation activities against cigarette manufacturers continue to receive media attention. In addition, health issues related to tobacco products also continue to receive media attention. It is possible, for example, that the 2006 verdict in United States of America v. Philip Morris USA, Inc., et al., which made many adverse findings regarding the conduct of the defendants, including Lorillard Tobacco, could form the basis of allegations by other plaintiffs or additional judicial findings against cigarette manufacturers. Any such developments could have an adverse effect on the ability of Lorillard, Inc. or Lorillard Tobacco to prevail in smoking and health litigation and could influence the filing of new suits against Lorillard, Inc. or Lorillard Tobacco. Lorillard, Inc. and Lorillard Tobacco also cannot predict the type or extent of litigation that could be brought against them, or against other cigarette manufacturers, in the future.

Indemnification Obligations

In connection with the Separation, Lorillard entered into a separation agreement with Loews (the “Separation Agreement”) and agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation for defense), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’s ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the Separation (including with respect to any product liability claims).

As of June 11, 2015, Loews is a defendant in three pending product liability cases, each of which are purported Class Action Cases. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases.

Electronic Cigarette Matters

Lorillard, Inc.’s wholly owned subsidiaries – LOEC and Cygnet sell electronic cigarettes primarily in the United States and United Kingdom, respectively. From time to time, LOEC and Cygnet may be subject to legal actions, proceedings and claims arising out of the sale, distribution, manufacture, development, advertising, marketing and/or claimed health effects of electronic cigarettes. Adverse outcomes in these matters could have a material adverse effect on the results of operations and financial condition of the electronic cigarettes business.

On April 7, 2014, LOEC filed a complaint for declaratory judgment of trademark non-infringement against Zippmark, Inc. and certain affiliated entities (“Zippo”) in the United States District Court for the Central District of California. The lawsuit was predicated by Zippo’s decision to file oppositions with the United States Patent and Trademark Office’s Trademark Trial and Appeal Board against LOEC’s applications to register certain trademarks for “blu” and allegations that LOEC infringed several of Zippo’s registered trademarks. On May 19, 2014, Zippo filed an answer and counterclaim for trademark infringement. On June 12, 2014, LOEC filed its answer to Zippo’s counterclaim and filed its own counterclaim seeking to cancel certain Zippo trademarks based on descriptiveness and for false/fraudulent registration. On July 8, 2014, Zippo responded to LOEC’s counterclaim and included a counterclaim in reply seeking to cancel LOEC’s registered mark for “blu eCigs.” LOEC responded thereafter denying the asserted claims. In January 2015, the parties agreed to extend the time for discovery. The parties participated in a mediation on April 21, 2015, and settled all claims. On May 4, 2015, the trial court entered an order dismissing all claims with prejudice. LOEC recorded a $9 million charge for this matter, as a component of selling, general and administrative expenses.

In August 2014, Cygnet UK Trading Limited d/b/a blu eCigs (UK) (“Cygnet”) filed for an injunction and declarations with the High Court of Justice in London, England to protect the blu eCigs trademarks in the United Kingdom and throughout the rest of Europe. The injunction seeks to restrain Zippo from threatening Cygnet and others with proceedings in the UK for alleged infringements of Zippo’s

141

trademarks, and the declarations seek to validate Cygnet’s rights to market and sell its products throughout Europe under the blu eCigs brands. Zippo responded to the complaint in October denying that it had threatened Cygnet with Zippo’s trademark infringement proceedings or, alternatively, that if it had threatened Cygnet, that those threats were justified; Zippo also opposed Cygnet’s declaration of non-infringement and brought a counterclaim against Cygnet for infringement of Zippo’s trademarks. In November, Cygnet defended its counterclaim stating that its use of its blu eCigs trademarks did not infringe Zippo’s trademarks on the basis that the trademarks are not identical or similar and that the goods in relation to which they are used are not identical or similar. At the same time, Cygnet also brought a counterclaim against Zippo to revoke Zippo’s trademarks for non-use and to invalidate Zippo’s trademarks in light of their descriptive and/or deceptive nature. Zippo defended the counterclaim in December stating its trademarks had been put to use and denying that the trademarks were either descriptive or deceptive. As part of a global settlement with Zippo, this action in the UK was dismissed.

LOEC was also a party to three patent infringement lawsuits brought by Ruyan Investment (Holdings) Limited and its successor company, Fontem Ventures B.V. (“Fontem”) in the United States District Court for the Central District of California, regarding a series of patents owned by Fontem related to electronic cigarette technology. More specifically, Fontem asserted that LOEC was infringing the Fontem patents by making, using, importing, offering to sell, and/or selling its electronic cigarettes and related products. The parties agreed to dismiss all claims without prejudice in March 2015.

Each of LOEC and Cygnet believes that it has valid claims and defenses in the pending cases as well as valid bases for appeal should any adverse verdicts be returned against either of them. It is not possible to predict the outcome of any of this litigation, which is subject to many uncertainties. It is possible that one or more of the pending actions could be decided unfavorably as to LOEC, Cygnet or other defendants. LOEC and Cygnet may enter into discussions in an attempt to settle particular cases if either believe it is appropriate to do so. LOEC and Cygnet cannot predict the type or extent of legal actions, proceedings and claims that could be brought against either of them or against other electronic cigarette manufacturers in the future.

Other Litigation

Lorillard is also party to other litigation arising in the ordinary course of business. The outcome of this other litigation will not, in the opinion of management, materially affect Lorillard’s results of operations or equity.

20.	Merger Agreement and Merger-Related Litigation

Merger Agreement with Reynolds American Inc.

On July 15, 2014, the Company, Reynolds American Inc., a North Carolina corporation (“RAI”), and Lantern Acquisition Co., a Delaware corporation and a wholly owned subsidiary of RAI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of RAI. At the effective time of the Merger, each share of Company common stock (other than treasury stock held by the Company or owned by a subsidiary of the Company, RAI or Merger Sub and shares owned by shareholders of the Company who have properly made and not withdrawn a demand for appraisal rights) will be converted into the right to receive a unit consisting of (i) $50.50 per share in cash and (ii) 0.2909 fully paid and non-assessable shares of common stock of RAI. On January 28, 2015, the Company’s shareholders adopted the Merger Agreement, and RAI’s shareholders approved the issuance of RAI common stock in the Merger.

In connection with the Merger Agreement, on July 15, 2014, RAI and Lignum-2, L.L.C., a wholly owned subsidiary of Imperial Tobacco Group PLC (“Imperial”), which subsequently changed its name to ITG Brands, LLC (“Imperial Sub”), entered into an asset purchase agreement, pursuant to which Imperial Sub has agreed to purchase, immediately following the completion of the Merger, the Kool, Salem, Winston, Maverick and blu eCigs brands and certain other assets for a total consideration of $7.1 billion in cash (subject to certain adjustments). Also, on July 15, 2014, in connection with the asset purchase, the Company and Imperial Sub entered into a Transfer Agreement, pursuant to which Imperial Sub agreed to acquire certain assets owned by the Company, including its manufacturing and R&D facilities in Greensboro, N.C., and approximately 2,900 employees. On January 28, 2015, the shareholders of Imperial approved the asset purchase.

142

As discussed below in “Subsequent Events,” the transactions closed on June 12, 2015.

Merger-Related Litigation

The Company, the members of the Company’s board of directors, RAI and British American Tobacco p.l.c. have been named as defendants in putative class action lawsuits brought in the Delaware Court of Chancery by shareholders of the Company challenging the proposed merger with RAI (the “Delaware Actions”). The complaints generally allege, among other things, that the members of the Company’s board of directors breached their fiduciary duties to shareholders of the Company by authorizing the proposed merger of the Company with RAI. The complaints also allege that RAI and BAT aided and abetted the breaches of fiduciary duty allegedly committed by the members of the Company’s board of directors. On November 25, 2014, the court granted a motion for consolidation of the lawsuits into a single action captioned In re Lorillard, Inc. Stockholders Litigation, C.A. No. 9904-CB and appointment of lead plaintiffs and lead counsel. On December 11, 2014, lead plaintiffs filed a motion for a preliminary injunction and a motion to expedite. Plaintiffs filed their opening brief in support of their motion for a preliminary injunction on January 9, 2015.

The Company and RAI believe that these lawsuits are without merit; however, to eliminate the burden, expense and uncertainties inherent in such litigation, on January 15, 2015, the defendants entered into a memorandum of understanding (the “Memorandum of Understanding”) regarding the settlement of the Delaware Actions. The Memorandum of Understanding outlined the terms of the parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Delaware Actions. In consideration for such settlement and release, the parties to the Delaware Actions agreed, among other things, that the Company and RAI would make certain supplemental disclosures to their joint proxy statement/prospectus, dated December 22, 2014, all of which are set forth in a Current Report on Form 8-K that the Company filed with the SEC on January 20, 2015.

The Company and Lorillard subsequently filed supplemental disclosures that mooted the disclosure claims. These supplemental disclosures provided additional information regarding the fairness opinion and financial analyses provided to Lorillard’s board of directors by its financial advisors, the background of the Merger and alternatives to the Merger that were considered by Lorillard’s board of directors and the timing of discussions regarding the composition of the board of directors of the combined company and employment of Lorillard management. On May 18, 2016, the Delaware Court of Chancery dismissed the Delaware Actions with prejudice as to certain plaintiffs and without prejudice as to all other plaintiffs and members of the putative class. The Delaware Court of Chancery retained jurisdiction solely for the purpose of determining the plaintiffs’ counsel’s application for an award of attorneys’ fees and reimbursement of expenses. RAI and plaintiffs’ counsel then agreed that, after the entry of an order closing the Delaware Actions, RAI would pay fees and expenses of $215,000 in full satisfaction of plaintiffs’ counsel’s claims for attorneys’ fees and expenses. On June 22, 2016, the Delaware Court of Chancery issued an order closing the Delaware Actions and approving the agreed-upon payment of attorneys’ fees and expenses. RAI then paid the agreed-upon attorneys’ fees and expenses.

21.	Subsequent Events

Prior to the markets opening June 12, 2015, RAI acquired Lorillard, in a cash and stock transaction, referred to as the Merger, pursuant to which a wholly owned subsidiary of RAI (“Merger Sub”) merged with and into Lorillard, with Lorillard surviving as a wholly owned subsidiary of RAI, all in accordance with an agreement and plan of merger, dated July 15, 2014, among RAI, Merger Sub and Lorillard, referred to as the Merger Agreement.

Also on June 12, 2015, a wholly owned subsidiary, referred to as Imperial Sub, of Imperial Tobacco Group, PLC, referred to as Imperial, acquired for approximately $7.1 billion certain assets (1) owned by RAI subsidiaries or affiliates relating to the cigarette brands WINSTON, KOOL and SALEM, and (2) owned by Lorillard’s subsidiaries or affiliates related to the cigarette brand MAVERICK and the “e-vapor” brand blu (including SKYCIG), as well as owned and leased real property, and certain transferred employees, together with associated liabilities, all in accordance with (x) an asset purchase agreement, dated July 15, 2014, as amended, referred to as the Asset Purchase Agreement, among RAI and Imperial Sub, and for certain provisions of the Asset Purchase Agreement and as guarantor of certain obligations of Imperial Sub, Imperial, and (y) a transfer agreement, dated July 15, 2014, referred to as the Transfer Agreement, between Lorillard and Imperial Sub. The transactions pursuant to the Asset Purchase Agreement and Transfer Agreement are collectively referred to as the Divestiture.

143

In addition, on June 12, 2015, shortly after the completion of the Merger, Lorillard Tobacco merged with and into RJR Tobacco, with RJR Tobacco continuing as the surviving entity (the “Lorillard Tobacco Merger”). On June 12, 2015, Lorillard Tobacco incurred $149 million in transaction costs as a result of consummation of the Merger. Approximately $79 million of these transaction costs had been paid as of June 11, 2015 and are included in prepaid assets. These costs have not been reflected as expenses in the financial statements herein as they were contingent upon the completion of the Merger.

In conjunction with the Merger and the Lorillard Tobacco Merger, the following transactions also occurred immediately upon the markets opening on June 12, 2015:

•	Lorillard accelerated the vesting of all unvested restricted stock awards and recognized approximately $36 million in stock compensation expense. There was no remaining unamortized expense related to these stock compensation awards; and

•	Lorillard Tobacco terminated the commitments of the lenders under the Revolver.

In June 2015, RAI commenced (1) private offers to exchange, referred to as the Exchange Offers, any and all (to the extent held by eligible holders) of the Notes for a series of new RAI senior notes, referred to as the Exchange Notes, having the same interest payment and maturity dates and interest rate provisions as the corresponding series of Notes, and (2) related consent solicitations, referred to as the Consent Solicitations, of the eligible holders of each series of Notes to amend the Lorillard Tobacco Indenture, with such amendments referred to as the Indenture Amendments.

The Exchange Offers and Consent Solicitations expired on July 10, 2015, referred to as the Expiration Date. Eligible holders who validly tendered, and did not validly withdraw, their Notes in the Exchange Offers (and thereby gave, and did not validly revoke, their consents to the Indenture Amendments) received, upon settlement of the Exchange Offers and Consent Solicitations on July 15, 2015, Exchange Notes in the same principal amount as the Notes tendered therefor plus a consent payment of $2.50 per $1,000 principal amount of Notes tendered. The following table sets forth, as of the Expiration Date, the principal amounts of each series of Notes, in millions, that (1) were validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked) and (2) were not tendered in the Exchange Offers:

Series of Notes	Principal Amount of Notes Outstanding Prior to Exchange Offers	Principal Amount of Notes Tendered in Exchange Offers	Principal Amount of Notes Not Tendered in Exchange Offers
2.300% notes due 2017	$500	$447	$53
3.500% notes due 2016	500	415	85
3.750% notes due 2023	500	474	26
6.875% notes due 2020	750	641	109
7.000% notes due 2041	250	240	10
8.125% notes due 2019	750	669	81
8.125% notes due 2040	250	237	13

	$3,500	$3,123	$377

RJR Tobacco remains the principal obligor of the Notes that were not tendered in the Exchange Offers.

144

(Incorporated and registered in England and Wales with company number 03407696)

NOTICE OF GENERAL MEETING

Registered Office:

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Tel: +44 (0)20 7845 1000

Fax: +44 (0)20 7240 0555

www.bat.com

NOTICE IS HEREBY GIVEN that a GENERAL MEETING of British American Tobacco p.l.c. (the “Company”) will be held on 19 July 2017 at 2pm at Hilton London Bankside, 2-8 Great Suffolk Street, London SE1 0UG, United Kingdom to consider and, if thought fit, to pass the following resolution (the “Resolution”) as an ordinary resolution:

ORDINARY RESOLUTION

Resolution 1 - Approval of the Proposed Acquisition and allotment of shares

THAT

A.	the acquisition, by a subsidiary of the Company, of the remaining 57.8% of the common stock of Reynolds American Inc., not already held by the Company or its subsidiaries, which will be effected through a statutory merger pursuant to the laws of North Carolina (the “Proposed Acquisition”), substantially in the manner and on the terms and subject to the conditions of the Merger Agreement (as defined in, and particulars of which are summarised in, the circular of the Company dated 14 June 2017), together with all other agreements and ancillary arrangements contemplated by the Merger Agreement, be and are hereby approved and that the directors of the Company (or any duly authorised committee thereof) be authorised to make any non-material amendments, variations, waivers or extensions to the terms of the Proposed Acquisition or the Merger Agreement which they in their absolute discretion consider necessary, appropriate or desirable and to take all such steps and to do all such things which they consider necessary, appropriate or desirable to implement, or in connection with, the Proposed Acquisition, including, without limitation, the waiver of any conditions to the Merger Agreement; and

B.	without prejudice to all existing authorities conferred on the directors of the Company, the directors of the Company be and they are hereby generally and unconditionally authorised in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company (“Rights”) pursuant to or in connection with the Proposed Acquisition up to an aggregate nominal amount of £108,889,167, provided that this authority shall expire at the conclusion of the Company’s next annual general meeting save that the Company shall be entitled to make offers or agreements before the expiry of such authority which would or might require shares to be allotted or Rights to be granted after such expiry and the directors of the Company shall be entitled to allot shares and grant Rights pursuant to any such offer or agreement as if this authority had not expired.

By Order of the Board

Paul McCrory

Secretary

14 June 2017

145

Registered Office:

Globe House

4 Temple Place

London

WC2R 2PG

Registered in England and Wales No. 03407696

Notes:

1. A BAT shareholder is entitled to appoint another person as his/her proxy to exercise all or any of his/her rights to attend and to speak and vote at the General Meeting in his/her place. A proxy need not be a BAT shareholder.

2. Please refer to Appendix 1 for further information about voting at the General Meeting (including the submission of Proxy Form, PFSA and Voting Instruction Form) and for certain other additional information relating to the General Meeting.

146

APPENDIX 1: VOTING

Shareholders entitled to attend the General Meeting

1.	Only BAT Shareholders, their attorneys, proxies and authorised representatives of corporations which are BAT Shareholders are entitled to attend, speak and vote at the General Meeting.

Voting: in person (or by attorney)

2.	BAT Shareholders, or their attorneys, who plan to attend the General Meeting are requested, if possible, to arrive at the venue at least 30 minutes prior to the time designated for the General Meeting so that their holding may be checked against the Company’s share register and attendance recorded. Attorneys should bring with them an original or certified copy of the power of attorney under which they have been authorised to attend and vote at the General Meeting.

Voting: by corporate representatives

3.	A corporate shareholder may authorise a person or persons to act as its representative(s) at the General Meeting. In accordance with the provisions of the Companies Act 2006, each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual BAT Shareholder, provided that they do not do so in relation to the same BAT Shares.

Voting: (1) Proxy Form; and (2) Proxy Form — South Africa

4.	The guidance notes in this section are applicable to both: (1) BAT Shareholders with a Proxy Form; and (2) those certificated BAT Shareholders on the SA Register with a Proxy Form — South Africa (“PFSA”). The particular procedures applicable to a Proxy Form and a PFSA are set out in the following paragraphs.

5.	A BAT Shareholder entitled to attend and vote at the General Meeting is entitled to appoint one or more proxies to exercise all or any of his rights to attend, speak and vote at the General Meeting. A BAT Shareholder may appoint more than one proxy in relation to the General Meeting provided that each proxy is appointed to exercise the rights attached to a different BAT Share or BAT Shares held by that BAT Shareholder. If multiple proxies are to be appointed, then a separate Proxy Form or PFSA must be completed for each proxy appointment. If you intend appointing additional proxies, please contact Computershare Investor Services PLC (on 0800 408 0094 or +44 370 889 3159) or Computershare Investor Services Proprietary Limited (on 0861 100 634 or by fax on +27 11 688 5238) to obtain (an) additional form(s). Alternatively, you may photocopy the enclosed Proxy Form or PFSA.

6.	The appointment of the proxy may specify the proportion or the number of votes that the proxy may exercise. Where the appointment does not specify the proportion or number of the BAT Shareholder’s votes each proxy may exercise, then the proxy is deemed to be authorised for the whole of the BAT Shareholder’s holding (or in the case of a BAT Shareholder with designated accounts, the whole of the holding in the designated account).

7.	A proxy need not be a BAT Shareholder but must attend the General Meeting to represent you. Your proxy can be either an individual (such as the Chairman or another Director of the Company or another person who has agreed to represent you) or a body corporate. Your proxy will vote as you instruct and must attend the General Meeting for your vote to be counted.

Appointing a proxy does not preclude you from attending the General Meeting and voting in person.

8.	If a proxy is not directed how to vote on an item of business the proxy may vote, or abstain from voting, as they think fit. A proxy shall have authority to demand or join in demanding a poll at the General Meeting.

9.	Should any resolution, other than that specified in this Notice of General Meeting, be proposed at the General Meeting, a proxy may vote on that resolution as they think fit.

10.	If a proxy is instructed to abstain from voting on an item of business, they are directed not to vote on the BAT Shareholder’s behalf on the poll and the BAT Shares that are the subject of the proxy appointment will not be counted in calculating the required majority.

147

11.	BAT Shareholders who return their Proxy Forms or PFSAs with a direction on how to vote, but do not nominate the identity of their proxy, will be taken to have appointed the Chairman of the General Meeting as their proxy to vote on their behalf. Proxy appointments in favour of the Chairman of the General Meeting, the Secretary or any Director that do not contain a direction on how to vote will be used where possible to support the Resolution proposed in this Notice of General Meeting.

12.	Completed Proxy Forms or PFSAs should be sent to the Company’s Registrars using the pre-addressed envelope provided with this Notice of General Meeting.

13.	To be effective, Proxy Forms must be lodged by 2pm (UK time) on 17 July 2017 for BAT Shareholders registered on the main register of members in the United Kingdom. Proxy Forms lodged after this time will be invalid.

14.	To be effective, PFSAs must be lodged by 3pm (South Africa time) on 17 July 2017 for certificated BAT Shareholders registered on the branch register in South Africa. PFSAs lodged after this time will be invalid.

15.	Proxy Forms may be lodged using one of the following methods:

(1)	by returning a completed Proxy Form by post to:

The Registrar for British American Tobacco p.l.c.

Computershare Investor Services PLC

The Pavilions

Bridgwater Road

Bristol

BS99 6ZZ

United Kingdom

or

(2)	by recording the proxy appointment electronically via the internet at www.eproxyappointment.com or by scanning the QR code at the top of the Proxy Form with your Smartphone. Full details of the procedure are given on that website and your Control Number, Shareholder Reference Number (SRN) and PIN can be found on your Proxy Form or email notification. Electronic proxy appointments must be received by Computershare Investor Services PLC no later than 2pm (UK time) on 17 July 2017.

16.	PFSAs may be lodged by using one of the following methods:

(1)	by returning a completed PFSA by post to:

The Registrar for British American Tobacco p.l.c.

Computershare Investor Services Proprietary Limited

Rosebank Towers

15 Biermann Avenue

Rosebank 2196

(PO Box 61051, Marshalltown 2107)

South Africa

or

(2)	by recording the proxy appointment electronically via the internet at www.eproxyappointment.com.

Full details of the procedure are given on that website and your Control Number, Shareholder Reference Number (SRN) and PIN can be found on your PFSA or email notification. Electronic proxy appointments must be received by 3pm (South Africa time) on 17 July 2017.

A completed PFSA may also be lodged by:

(1)	a faxed copy to Computershare Investor Services Proprietary Limited on +27 11 688 5238; or

(2)	a scanned copy by email to Computershare Investor Services Proprietary Limited at proxy@computershare.co.za.

148

17.	The Proxy Form or PFSA must be signed by the BAT Shareholder or the BAT Shareholder’s attorney. A Proxy Form or PFSA must be completed by, or on behalf of, the BAT Shareholder making the appointment. A corporation may execute a Proxy Form or PFSA either under its common seal or under the hand of a duly authorised officer(s). Where the appointment of a proxy is signed by the appointer’s attorney, a certified copy of the power of attorney, or the power itself, must be received by Computershare Investor Services PLC or Computershare Investor Services Proprietary Limited (as appropriate) by the deadlines stated in paragraphs 13 and 14 respectively.

18.	In the case of joint holders, any one holder may sign the Proxy Form or PFSA. The vote of the senior holder who tenders a vote will be counted to the exclusion of the votes of the other joint holders. For this purpose, seniority is determined by the order in which the names appear on the register of BAT Shareholders.

19.	BAT Shareholders who return a Proxy Form or PFSA or register the appointment of a proxy electronically will still be able to attend the General Meeting and vote in person if they so wish. If you attend the General Meeting in person and vote, then your proxy appointment will automatically be terminated.

20.	A copy of this Notice has been sent for information only to persons who have been nominated by a member to enjoy information rights under section 146 of the Companies Act 2006 (“nominated persons”). The right to appoint a proxy does not apply to nominated persons. However, nominated persons may have a right under an agreement with the registered BAT Shareholder who holds the BAT Shares on their behalf to be appointed (or to have someone else appointed) as a proxy.

Alternatively, if nominated persons do not have such a right, or do not wish to exercise it, they may have a right under such an agreement to give instructions to the person holding the BAT Shares as to the exercise of the voting rights. Nominated persons should also remember that their main point of contact in terms of their investment in the Company remains the BAT Shareholder who nominated the nominated person to enjoy information rights (or, perhaps, the custodian or broker who administers the investment on their behalf). Nominated persons should continue to contact that BAT Shareholder, custodian or broker (and not the Company) regarding any changes or queries relating to the nominated person’s personal details and interest in the Company (including any administrative matter). The only exception to this is where the Company expressly requests a response from a nominated person.

Voting: the CREST electronic proxy appointment service

21.	BAT Shareholders who are CREST members with BAT Shares held in uncertificated form who wish to appoint a proxy or proxies are encouraged to use the CREST electronic proxy appointment service by using the procedures described in the CREST Manual on the Euroclear website www.euroclear.com/crest. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

22.	In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear UK & Ireland Limited’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID 3RA50) by the latest time for receipt of proxy appointments specified in paragraph 13 above. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.

23.

CREST members and, where applicable, their CREST sponsors or voting service provider(s), should note that Euroclear UK & Ireland Limited does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service

149

provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In connection with this, CREST members and, where applicable, their CREST sponsors or voting service provider(s) are referred to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

24.	The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Voting: voting instruction form for owners of BAT Shares dematerialised into Strate (“Voting Instruction Form”)

25.	Beneficial owners of BAT Shares on the South Africa branch register which are dematerialised through Strate (other than those referred to in paragraph 26 below) should promptly provide their Central Securities Depositary Participant (“CSDP”) or broker with their voting instructions under the terms of the custody agreement entered into between the beneficial owner and CSDP or broker. The enclosed Voting Instruction Form may be used for this purpose (although such BAT Shareholders are advised to check this form for consistency with the custody agreement concluded between them and their CSDP or broker).

26.	Beneficial owners who appointed Computershare Limited as their CSDP, with the instruction that their BAT Shares are to be registered in the electronic sub-register of members in their own names, must complete the Voting Instruction Form and return it no later than 3pm (South Africa time) on 17 July 2017 to:

The Registrar for British American Tobacco p.l.c.

Computershare Investor Services Proprietary Limited

Rosebank Towers

15 Biermann Avenue

Rosebank 2196

(PO Box 61051, Marshalltown 2107)

South Africa

A completed Voting Instruction Form may also be faxed to Computershare Investor Services Proprietary Limited on +27 11 688 5238. A Voting Instruction Form lodged after 3pm (South Africa time) on 17 July 2017 will be deemed to be invalid. The Voting Instruction Form must be signed by the BAT Shareholder or the BAT Shareholder’s attorney. The Voting Instruction Form must be completed by, or on behalf of, the BAT Shareholder giving the instructions. A corporation may execute the Voting Instruction Form either under its common seal or under the hand of a duly authorised officer(s). Where the Voting Instruction Form is signed by an attorney, a certified copy of the power of attorney, or the power itself, must be received by Computershare Investor Services Proprietary Limited at the address above or by facsimile to +27 11 688 5238 by 3pm (South Africa time) on 17 July 2017. If facsimile transmission is used the power of attorney must be certified.

Holders of dematerialised BAT Shares who appointed Computershare Limited as their CSDP with the instruction that their BAT Shares are to be registered in the electronic sub-register of members in their own name and who wish to register an electronic appointment of proxy, may do so at www.eproxyappointment.com. Full details of the procedure are given on that website and your Control Number, Shareholder Reference Number (“SRN”) and PIN can be found on your Voting Instruction Form. Electronic proxy appointments must be received by 3pm (South Africa time) on 17 July 2017.

27.	Beneficial owners of BAT Shares which are dematerialised through Strate (including those who have ‘own name’ registration) wishing to attend the General Meeting in person should promptly contact their CSDP or broker to obtain a letter of representation to enable them to do so.

28.	Voting Instruction Forms and requests for letters of representation must be submitted by the relevant CSDP or broker no later than 3pm (South Africa time) on 17 July 2017 so that they may be collated and verified by Strate prior to the General Meeting. Beneficial owners should therefore submit their Voting Instruction Form or request for a letter of representation to their CSDP or broker within the time period required by the CSDP or broker or as stipulated in the custody agreement between the beneficial owner and the CSDP or broker.

150

Employee Share Ownership Plan — form of direction

29.	Participants in the Company’s Employee Share Ownership Plan (the “Plan”) may direct the trustee of the Plan (the “Trustee”) to vote on their behalf by registering their vote electronically (see paragraph 15(2) above) with the Trustee no later than 2pm (UK time) on 17 July 2017.

Vested Share Account

30.	Individuals who are or were employed by a company in the British American Tobacco Group and who have deposited BAT Shares with Computershare Company Nominees Limited (the “Nominee”) in connection with the Vested Share Account may exercise their voting rights in respect of those shares by registering their vote electronically (see paragraph 15(2) above) with the Nominee no later than 2pm (UK time) on 17 July 2017.

Shareholders who are entitled to vote

31.	Pursuant to regulation 41 of the Uncertificated Securities Regulations 2001 the Company gives notice that the time by which a person must be entered on the register of members (the main register/the South Africa branch register) in order to attend or vote at the General Meeting or adjourned General Meeting (and for calculating the number of votes such a person may cast) is 6pm (UK time), in the case of the main register, and, in the case of the South Africa branch register, 7pm (South Africa time), on the date which is two days prior to the General Meeting or adjourned General Meeting. Changes to entries on the register of securities after the relevant time will be disregarded in determining the rights of any person to attend or vote (and the number of votes they may cast) at the General Meeting or adjourned General Meeting.

Conduct of the General Meeting

32.	The quorum for the General Meeting will be two persons entitled to vote upon the business to be transacted, each being a BAT Shareholder, or a proxy for a BAT Shareholder, or a duly authorised representative of a corporation which is a BAT Shareholder.

33.	The Company must cause to be answered at the General Meeting any question relating to the business being dealt with at the General Meeting which is put by a member attending the General Meeting, except (1) if to do so would interfere unduly with the preparation for the General Meeting or involve the disclosure of confidential information, (2) if the answer has already been given on a website in the form of an answer to a question, or (3) if it is undesirable in the interests of the Company or the good order of the General Meeting that the question be answered.

34.	Voting on the Resolution at this General Meeting will be conducted on a poll rather than a show of hands.

Notice of General Meeting

35.	If you have sold or transferred all of your BAT Shares, this Notice of General Meeting should be passed on to the person through whom the sale or transfer was effected for transmission to the purchaser or transferee.

36.	A copy of this Notice and the other information required by section 311A of the Companies Act 2006 can be found on the Company’s website (http://www.bat.com/reynolds).

37.	You may not use any electronic address provided in this Notice of General Meeting to communicate with the Company for any purposes other than those expressly stated.

APPENDIX 2: ADDITIONAL STATUTORY AND REGULATORY INFORMATION

Statement of voting rights

As at 12 June 2017 (being the latest practicable date prior to publication of this document), the Company’s issued share capital consisted of 1,864,458,052 ordinary shares of 25p each with voting rights (excluding treasury shares). As at 12 June 2017 the Company held 162,645,590 ordinary shares in treasury.

APPENDIX 3: TRAVEL AND MEETING INFORMATION

The venue for the General Meeting is Hilton London Bankside, 2-8 Great Suffolk Street, London SE1 0UG, United Kingdom.

151

By underground

Southwark, Blackfriars, Waterloo or London Bridge

By bus

45, 63, 344, 381, 388 and RV1

By train

Waterloo East, Blackfriars or London Bridge

Car Parks

Great Suffolk Street, SE1 0UE; 53 Southwark Street, SE1 1RU

Information

You are advised to obtain up-to-date travel information from Transport for London at www.tfl.gov.uk (tel: 0343 222 1234) before you travel.

At the General Meeting

Refreshments will be provided before the General Meeting from 1pm in the London Foyer of the venue.

For your personal safety and security there will be checks and bag searches of everyone attending the General Meeting. We recommend that you arrive in time to allow for these procedures.

Recording equipment, cameras and other items that might interfere with the good order of the General Meeting will not be permitted in the auditorium. You are requested to turn off all mobile devices. Please note that any filming or photography of the event is prohibited.

There will be facilities for BAT Shareholders who are in wheelchairs. Anybody accompanying a BAT Shareholder as a carer will be admitted to the General Meeting.

A hearing induction loop will be available for those who wish to use it.

APPENDIX 4: SHAREHOLDER INFORMATION

Listings and Shareholder Services

Premium listing

London Stock Exchange (Share Code: BATS; ISIN: GB0002875804)

UK Registrar

Computershare Investor Services PLC

The Pavilions

Bridgwater Road

Bristol BS99 6ZZ, UK

tel: 0800 408 0094; +44 370 889 3159

web-based enquiries: www.investorcentre.co.uk/contactus

British American Tobacco p.l.c.

Registered Office

Globe House

4 Temple Place

London WC2R 2PG, UK

tel: +44 20 7845 1000

Secondary listing

JSE (Share Code: BTI)

BAT Shares are traded in electronic form only and transactions settled electronically through Strate

SA Registrar

Computershare Investor Services Proprietary Limited

PO Box 61051

152

Marshalltown 2107

South Africa

tel: 0861 100 634; +27 11 870 8216

email enquiries: web.queries@computershare.co.za

British American Tobacco p.l.c.

Representative Office in South Africa

Waterway House South

No. 3 Dock Road

V&A Waterfront

Cape Town

South Africa

(PO Box 631, Cape Town 8000, South Africa)

tel: +27 21 003 6576

American Depositary Shares

NYSE MKT (Symbol: BTI; CUSIP No. 110448107)

British American Tobacco sponsors an American Depositary Share (ADS) programme in the United States. Each ADS represents one BAT Share. Enquiries regarding ADS holder accounts and payment of dividends should be directed to:

Citibank Shareholder Services

PO Box 43077

Providence

Rhode Island

02940-3077, USA

tel: 1-888 985 2055 (toll-free) or +1 781 575 4555

email enquiries: citibank@shareholders-online.com

website: www.citi.com/dr

153

Printed by Donnelley Financial Solutions, 342402

A copy of this document, which comprises a prospectus (the “Prospectus”) relating to British American Tobacco p.l.c. (the “Company” or “BAT”, and, together with its subsidiary undertakings, the “BAT Group”) prepared in accordance with the Prospectus Rules of the Financial Conduct Authority (the “FCA”) (the “Prospectus Rules”) made under section 73A of the Financial Services and Markets Act 2000, as amended (the “FSMA”), has been filed with the FCA and made available to the public in accordance with Rule 3.2 of the Prospectus Rules. This Prospectus has been approved as a prospectus by the FCA under section 87A of the FSMA.

BAT and the directors of BAT, whose names appear on page 52 of this Prospectus (the “Directors”), accept responsibility for the information contained in this Prospectus. To the best of the knowledge of BAT and the Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this Prospectus is in accordance with the facts and contains no omission likely to affect its import.

Prospective investors should read carefully the whole of this Prospectus and any documents incorporated by reference. In particular, investors are advised to examine all risks that might be relevant in connection with any investment in the ordinary shares in BAT (“BAT Shares”). See Part II (Risk Factors) for a discussion of certain risks and uncertainties that should be considered in connection with any investment in the BAT Shares.

BRITISH AMERICAN TOBACCO P.L.C.

(Incorporated and registered in England and Wales under the Companies Act 1985 with registered number 03407696)

Proposed issue of up to 435,556,670 new ordinary shares of 25 pence each to be issued by the Company in connection with the proposed acquisition of Reynolds American Inc.

and

Application for admission of up to 435,556,670 new ordinary shares to the premium listing segment of the Official List and to trading on the main market for listed securities of the London Stock Exchange

Joint Sponsors

Deutsche Bank	UBS

BAT Shares are currently listed on the premium listing segment of the Official List of the FCA (the “Official List”) and traded on the London Stock Exchange’s main market for listed securities. BAT Shares have a secondary listing, and are traded, on the Main Board of the Johannesburg Stock Exchange (the “JSE”). While BAT Shares have unlisted trading privileges on the New York Stock Exchange MKT (the “NYSE MKT”) in the form of American Depositary Shares (“BAT ADSs”), no BAT securities are currently listed on any US securities exchange or registered pursuant to the securities laws of the United States. Applications will be made to the UK Listing Authority (the “UKLA”) and to the London Stock Exchange (“LSE”) for the new ordinary shares (the “New BAT Shares”) to be issued pursuant to the Proposed Acquisition (as defined within) to be admitted to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE (the “Admission”), respectively. Application will be made to JSE Ltd for the New BAT Shares to be admitted to listing and trading on the Main Board of the JSE. The New BAT Shares will initially be represented by ADSs, each of which represents one BAT Share (the “New BAT ADSs”). Application will be made for the BAT ADSs to be approved for listing on the New York Stock Exchange (“NYSE”). It is expected that Admission will become effective and that dealings on the LSE and the JSE in the New BAT Shares, and on the NYSE in the BAT ADSs, will commence, on or shortly following the Effective Date which, subject to the satisfaction of certain Conditions, is expected to occur on or about 25 July 2017. The New BAT Shares will, when issued, rank pari passu with each other and with all existing BAT Shares and will rank in full for all dividends and other distributions hereafter declared, made or paid in respect of the existing BAT Shares.

Investors should only rely on the information contained in this Prospectus and the documents incorporated by reference. No person has been authorised to give any information or make any representations other than those contained in this Prospectus and the documents incorporated by reference and, if given or made, such information or representation must not be relied upon as having been so authorised by BAT, the Directors, Deutsche Bank AG, London Branch or UBS Limited. In particular, the contents of the websites of BAT and Reynolds American Inc. (“RAI”, and together with its subsidiary undertakings, the “RAI Group”) do not form part of this Prospectus and investors should not rely on them.

Without prejudice to any legal or regulatory obligation on BAT to publish a supplementary prospectus pursuant to section 87G of the FSMA and Rule 3.4 of the Prospectus Rules, neither the delivery of this Prospectus nor Admission shall, under any circumstances, create any implication that there has been no change in the business or affairs of BAT, the BAT Group, the RAI Group or the Combined Group since the date of this Prospectus or that the information in it is correct as at any time after the date of this Prospectus.

Centerview Partners UK LLP (“Centerview Partners”) is authorised and regulated by the FCA in the United Kingdom. Centerview Partners is acting as joint financial adviser to the Company and no one else in connection with the Proposed Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of Centerview Partners or for providing advice in relation to the Proposed Acquisition or any other matter referred to in this Prospectus.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank (the “ECB”)) and in the United Kingdom, by the Prudential Regulation Authority (the “PRA”). Deutsche Bank AG is subject to the supervision by the ECB and by BaFin, Germany’s Federal Financial Supervisory Authority, and is subject to limited regulation in the United Kingdom by the PRA and the FCA. Deutsche Bank AG, acting through its London Branch (“Deutsche Bank”) is acting as joint financial adviser and joint sponsor to the Company and no one else in connection with the Proposed Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of Deutsche Bank or for providing advice in relation to the Proposed Acquisition or any other matter referred to in this Prospectus.

UBS Limited (“UBS”) is authorised by the PRA and regulated by the FCA and the PRA in the United Kingdom. UBS is acting as joint financial adviser and joint sponsor to the Company and no one else in connection with the Proposed Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of UBS or for providing advice in relation to the Proposed Acquisition or any other matter referred to in this Prospectus.

Apart from the responsibilities and liabilities, if any, which may be imposed on Centerview Partners, Deutsche Bank or UBS by the FSMA or the regulatory regime established thereunder, or under the regulatory regime of any jurisdiction where the exclusion of liability under the relevant regulatory regime would be illegal, void or unenforceable, Centerview Partners, Deutsche Bank and UBS accept no responsibility whatsoever for, or make any representation or warranty, express or implied, as to the contents of this Prospectus, including its accuracy, completeness or for any other statement made or purported to be made by either of them, or on their behalf, in connection with BAT, the BAT Group, the New BAT Shares or the Proposed Acquisition. Centerview Partners, Deutsche Bank and UBS and their subsidiaries, branches and affiliates accordingly disclaim all and any duty, liability and responsibility whether arising in tort, contract or otherwise (save as referred to above) in respect of this Prospectus or any such statement or otherwise.

The contents of this Prospectus are not to be construed as legal, financial or tax advice. Each prospective investor should consult his, her or its own solicitor, independent financial adviser or tax adviser for legal, financial or tax advice.

This Prospectus does not constitute or form part of any offer or invitation to sell or issue, or any solicitation of any offer to purchase or subscribe for, any securities to any person in any jurisdiction other than the securities to which it relates, and is not for distribution in or into or from any jurisdiction where to do so would constitute a violation of the relevant laws or regulations of such jurisdiction.

Notice to overseas shareholders

The release, publication or distribution of this Prospectus in certain jurisdictions may be restricted by law. Unless otherwise determined by the Company, and permitted by applicable law and regulation, New BAT Shares will not be offered, directly or indirectly, in, into or from a jurisdiction where to do so would violate the laws in that jurisdiction. Accordingly, copies of this Prospectus and all documents relating to the Proposed Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this Prospectus and all documents relating to the Proposed Acquisition (including custodians, nominees and trustees) must not mail or otherwise distribute or send them in, into or from such jurisdictions where to do so would violate the laws in that jurisdiction. Any failure to comply with these requirements may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Proposed Acquisition disclaim any responsibility or liability for the violation of such requirements by any person.

The availability of the New BAT Shares to RAI Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are located. Persons who are not resident in the United Kingdom should inform themselves of, and observe, any applicable requirements.

NOTICE TO US SHAREHOLDERS

Additional information and where to find it

In connection with the Proposed Acquisition, BAT has filed relevant materials with the SEC, including a Registration Statement on Form F-4 (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) that includes a proxy statement of RAI that also constitutes a prospectus of BAT. On 14 June 2017, the SEC declared the Registration Statement effective. RAI commenced mailing the definitive proxy statement/prospectus to holders of RAI common stock on or about 14 June 2017. Investors and security holders are urged to read the definitive proxy statement/prospectus, which was also filed with the SEC on 14 June 2017, together with all other relevant documents filed with the SEC, because they contain important information about the Proposed Acquisition. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov, or for free from BAT at batir@bat.com or +44 (0) 20 7845 1000.

This Prospectus is not a substitute for the Registration Statement or other documents that BAT may file with the SEC in connection with the Proposed Acquisition. Investors and security holders of RAI are urged to read carefully the registration statement and any other documents filed with the SEC when they become available because they contain, or will contain, as applicable, important information about BAT, RAI and the Proposed Acquisition.

Participants in solicitation

This Prospectus is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that have been and may be made with the SEC in connection with the Proposed Acquisition. Nonetheless, BAT, and its affiliates and each of their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of RAI common stock (“RAI Shares”) with respect to the Proposed Acquisition.

Information about certain of such parties and a description of their interests are set forth in BAT’s annual report for the year ended 31 December 2016, which may be obtained free of charge from BAT’s website www.bat.com and RAI’s annual report for the year ended 31 December 2016, which was filed on Form 10-K with the SEC on 9 February 2017, RAI’s Form 10-K/A, which was filed with the SEC on 20 March 2017 and RAI’s definitive proxy statement/prospectus, which was filed with the SEC on 14 June 2017 (such filings by RAI, collectively, “RAI SEC filings”). To the extent holdings of RAI securities by certain of such parties have changed since the amounts contained in the RAI SEC filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interest of such parties is also included in the materials that BAT has filed with the SEC in connection with the Proposed Acquisition. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov, or from BAT using the contact information above.

Non-solicitation

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy any securities under the US federal securities laws, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

This Prospectus is dated 14 June 2017.

PART I

SUMMARY

Summaries are made up of disclosure requirements known as ‘Elements’. The Elements are numbered in Sections A – E (A.1 – E.7).

This summary contains all the Elements required to be included in a summary for this type of securities and issuer (defined below). Because some Elements are not required to be addressed, there may be gaps in the numbering sequence of the Elements.

Even though an Element may be required to be inserted in the summary because of the type of securities and issuer, it is possible that no relevant information can be given regarding the Element. In this case a short description of the Element is included in the summary with the mention of ‘not applicable’.

Section A – Introduction and Warnings

A.1	Introduction
This summary should be read as an introduction to this Prospectus. Any decision to invest in the securities should be based on consideration of the Prospectus as a whole by the prospective investor.
Where a claim relating to the information contained in the Prospectus is brought before a court, the plaintiff investor might, under the national legislation of the EU Member States, have to bear the costs of translating the Prospectus before the legal proceedings are initiated. Civil liability attaches only to those persons who have tabled the summary including any translation thereof, but only if the summary is misleading, inaccurate or inconsistent when read together with the other parts of the Prospectus or it does not provide, when read together with the other parts of the Prospectus, key information in order to aid investors when considering whether to invest in such securities.

A.2	Consent for intermediaries
Not applicable. No consent has been given by (1) the Company or (2) any person responsible for drawing up this Prospectus to use this Prospectus for the subsequent sale or placement of securities by financial intermediaries.
Section B - Issuer

B.1	Legal and commercial name
The Company’s legal and commercial name is British American Tobacco p.l.c.

B.2	Domicile and legal form, applicable legislation and country of incorporation
The Company is a public company limited by shares, incorporated in England and Wales with registered number 03407696 and its registered office is in England. The Company operates under the Companies Act 2006.

B.3	Current operations and principal activities
BAT
BAT is the parent holding company of the BAT Group, a global tobacco and Next Generation Products group with brands sold in over 200 markets. According to the BAT Group’s internal estimates, the BAT Group is a market leader in more than 55 countries by volume, producing the cigarette chosen by one in eight of the world’s one billion smokers. The BAT Group, excluding the BAT Group’s associated undertakings, is organised into four regions: Asia-Pacific, Americas, Western Europe and Eastern Europe, Middle East and Africa.
The BAT Group manufactures and sells traditional tobacco products, which are comprised of cigarettes, Fine Cut (roll-your-own and make-your-own tobacco), Swedish-style snus and cigars, alongside Next Generation Products, including vapour products and tobacco heating products. The BAT Group’s five Global Drive Brands are DUNHILL, KENT, LUCKY STRIKE, PALL MALL and ROTHMANS. The BAT Group’s cigarette portfolio also includes other international and local brands, such as VOGUE, VICEROY, KOOL, PETER STUYVESANT, CRAVEN A, BENSON & HEDGES, JOHN PLAYER GOLD LEAF, STATE EXPRESS 555 and SHUANG XI.
The BAT Group has had a significant global presence in the tobacco industry for over 100 years, beginning in 1902 when British-American Tobacco Company Ltd. was established (“BAT Ltd.”). BAT Ltd. quickly expanded into major markets, including India and Ceylon, Egypt, Malaya, Northern Europe and East Africa. In 1927, BAT Ltd. expanded into the US market through its acquisition of Brown and Williamson Holdings, Inc (“B&W”). During the 1960s, 1970s and 1980s, the BAT Group diversified its business under the umbrella of B.A.T Industries p.l.c., with acquisitions in the paper, cosmetics, retail and financial services industries, among others. Various business reorganisations followed as the business was eventually refocused on the BAT Group’s core cigarette, cigars and tobacco products businesses. In July 2004, the US assets, liabilities and operations, other than certain specified assets and liabilities, of BAT’s wholly owned subsidiary, B&W, were combined with R. J. Reynolds Tobacco Company (“RJR Tobacco Company”). RAI previously was formed as a new holding company for these combined businesses and B&W acquired beneficial ownership of approximately 42% of outstanding RAI Shares. In 2015, in connection with the Lorillard merger, the BAT Group invested $4.7 billion to maintain its approximate 42% equity position in RAI, following its purchase of Lorillard.
BAT was incorporated as a public limited liability company under the laws of England and Wales on 23 July 1997. BAT’s Shares are listed on the LSE under the trading symbol “BATS”. BAT Shares also have a secondary listing on the JSE under the abbreviated name “BATS” and the trading symbol “BTI”.
Existing BAT ADSs currently have unlisted trading privileges on the NYSE MKT, where they trade under the trading symbol “BTI” (but, at or prior to Completion, all BAT ADSs will be listed on the NYSE). No BAT securities are listed on any US securities exchange or registered pursuant to the securities laws of the United States.
RAI
RAI, the parent company of the RAI Group, is a holding company whose wholly owned operating subsidiaries include the second largest tobacco company in the United States, RJR Tobacco Company; Santa Fe Natural Tobacco Company, Inc. (“SFNTC”), the manufacturer and marketer of the NATURAL AMERICAN SPIRIT brand of cigarettes and other tobacco products in the United States; the second largest smokeless tobacco products manufacturer in the United States, the American Snuff Company, LLC (“American Snuff Co.”); R. J. Reynolds Vapor Company (“RJR Vapor”), a marketer of digital vapour cigarettes in the United States; Niconovum USA, Inc. and Niconovum AB, marketers of nicotine replacement therapy products in the United States and Sweden, respectively; and until their sale on 13 January 2016, SFR Tobacco International GmbH (“SFRTI”), and various foreign subsidiaries affiliated with SFRTI, distributers and marketers of NATURAL AMERICAN SPIRIT brand of cigarettes and other tobacco products outside the United States.
RAI’s reportable operating segments are the RJR Tobacco segment, the Santa Fe segment and the American Snuff segment:

•       The RJR Tobacco segment consists of the primary operations of RJR Tobacco Company and includes three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and RJR Tobacco’s other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco offers a smokeless tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarettes and tobacco products through arrangements with the BAT Group, and manages the export of tobacco products to US territories, US duty-free shops and US overseas military bases. In the United States, RJR Tobacco also manages the premium cigarette brands DUNHILL, which RJR Tobacco Company licenses from the BAT Group, and STATE EXPRESS 555, which

RJR Tobacco Company licenses from CTBAT International Co. Limited (“CTBAT”), a joint venture between the BAT Group and China National Tobacco Corporation (“CNTC”).

•        The Santa Fe segment consists of the primary operations of SFNTC and includes the manufacturing and marketing of premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

•        The American Snuff segment consists of the primary operations of American Snuff Co. American Snuff is the second largest smokeless tobacco products manufacturer in the United States, and offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff. The moist snuff category is divided into premium, price-value and popular-price brands. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY, in the price-value category, and KODIAK, in the premium category.

Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on 13 January 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI.

B.4a	Significant recent trends
The BAT Group’s revenue and profit have been and will continue to be affected by various industry trends including tobacco consumption rates, regulatory developments, taxation, litigation, illicit trade, macro-economic challenges and competitive dynamics. Changes in these factors could adversely restrict or otherwise affect the BAT Group’s business.
According to Euromonitor International and the BAT Group’s internal estimates, the global cigarette industry sells around 5,450 billion cigarettes each year and the retail value of the global tobacco market (including cigarettes, cigars, cigarillos, smoking tobacco, smokeless tobacco and vapour products) for 2016 was estimated at $785 billion. Since 1995, the world market for cigarettes has grown, predominantly due to growth in China, which has offset the reducing volume of cigarettes in the rest of the world, especially in developed markets, such as Western Europe. Over the coming years, the Directors expect volumes of cigarettes outside China to continue to decline as a lower percentage of the total adult population will choose to smoke cigarettes and individual smokers will consume fewer cigarettes; these dynamics will be partly offset by the impact of population growth.
In 2016, the four biggest international manufacturers, outside of China, India and the United States, according to the BAT Group’s internal estimates, were Philip Morris International with a share of the global market excluding China, India and the United States of approximately 31%, the BAT Group (excluding associates), with approximately 25%, Japan Tobacco with approximately 19% and Imperial Brands with approximately 10%, based on sales by volume. Collectively, these four players held around 41% of the global market, or approximately 84% of the market outside of China, India and the United States. According to Euromonitor International, China accounts for approximately 45% of global cigarette volume, and is the world’s largest cigarette market. International tobacco companies have a very small presence in the Chinese market, where the industry is state-owned. According to Euromonitor International, India accounts for approximately 1.5% of global cigarette volume and ITC accounts for approximately 79% of India’s market share. The BAT Group has an approximate 30% interest in ITC. According to Euromonitor International, the United States accounts for approximately 5% of global cigarette volume. For the year ended 31 December 2016, the RAI Group accounted for approximately 34% of the United States’ cigarette market share, according to Management Science Associates, Inc. (“MSAi”). The BAT Group has an approximate 42% interest in RAI. The global tobacco industry operates in a challenging environment. The BAT Group competes primarily on the basis of product quality, brand recognition, brand loyalty, taste, innovation, packaging, service, marketing, advertising and retail price. The size of the global cigarette market is impacted by a number of factors, including increased regulation, litigation, rising excise rates on its products and illicit trade.
The tobacco industry is also exposed to significant product liabilities litigation, including in the United States. The BAT Group anticipates that it will continue to be exposed to new litigation.

The BAT Group’s consolidated results of operations, cash flows and financial position could be materially affected in a particular reporting period by an unfavourable outcome or settlement of certain pending or future litigation.
Tobacco products are subject to substantial duty, excise and other taxes in most markets in which the BAT Group operates. Increases to duty, excise and other taxes affect the size of tobacco markets. Significant and sustained increases in taxes in markets where tobacco prices are already high may lead adult tobacco consumers to switch to cheaper brands. This can lead to the growth in sales of lower margin products and decreases in sales of higher margin products. Additionally, increases in tobacco taxes can lead to adult tobacco consumers rejecting legitimate tax-paid products and switching to products from illegal sources.
Trafficking of tobacco products includes the trade in counterfeit products, smuggled genuine products, including “illicit whites” (also known as “made for smuggling brands”), and locally manufactured products on which applicable taxes are evaded. Illicit trade remains a key challenge for the legitimate tobacco industry. Illicit trade is driven by many factors, including tax-driven price increases, weak criminal penalties, poor enforcement of border controls, weak laws, corruption, loosely regulated free trade zones, a less rigorous approach to intellectual property rights protection and the use of the internet as a medium of trading. Euromonitor International estimates that approximately 456 billion cigarettes per year are smuggled, manufactured illegally or counterfeited.
The BAT Group believes that quality and innovation will play an increasing role in delivering market share, as tobacco companies operate in a highly competitive marketplace. This involves cigarette innovations such as capsule products, additive-free products, tube filters and slims. Substantial investments have also been made in developing Next Generation Products.

B.5	Description of the BAT Group and the Combined Group
The Company is currently the ultimate holding company of the BAT Group. If the Proposed Acquisition completes, the Company will become the ultimate holding company of the Combined Group.

B.6	Major Shareholders
As at 12 June 2017 (the “Latest Practicable Date”), the following persons had notified the Company of an interest which represents 3% or more of the voting share capital of the Company:

Shareholder	Number of BAT Shares	Percentage of issued BAT Shares[1]
BlackRock Inc.	132,891,526	7.13

Reinet Investments S.C.A	76,518,264	4.10

The Capital Group Companies Inc.	94,321,111	5.06

1 Excluding 162,645,590 treasury shares in BAT (“BAT Treasury Shares”)

Save as disclosed in this section, the Company is not aware of any person who, as at the Latest Practicable Date, directly or indirectly, has a holding which is notifiable under English law or who directly or indirectly, jointly or severally, exercises or could exercise control over the Company. At Admission, all of the BAT Shares will have the same voting rights.
At Admission, the interests of the above-mentioned BAT Shareholders in BAT will be diluted following the issue of New BAT Shares to RAI Shareholders. Assuming Admission takes place, 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition and that there are no other changes to the holdings of the above BAT Shareholders or to the share capital of BAT or RAI, based on the notifications received by BAT and RAI, it is expected that the following persons or groups of persons will hold more than 3% of the total issued share capital in the Combined Group:

Shareholder	Expected holding	Expected percentage of issued Combined Group Shares[1]
BlackRock Inc.	157,196,785	6.83

Reinet Investments S.C.A	76,518,264	3.33

The Capital Group Companies Inc.	125,078,590	5.44

1 Excluding BAT Treasury Shares

B.7	Selected historical financial information
BAT
The selected financial information for the BAT Group set forth below for the years ended 31 December 2016, 2015 and 2014 has been extracted without material adjustment from the audited consolidated financial statements incorporated by reference into this Prospectus.
Group income statement
The following table sets out the selected group income statement information for the BAT Group for the periods indicated.

	For the years ended 31 December
(£ millions)	2016	2015	2014
Revenue[1]	14,751	13,104	13,971
Raw materials and consumables used	(3,777)	(3,217)	(3,088)
Changes in inventories of finished goods and work in progress	44	184	58
Employee benefit costs	(2,274)	(2,039)	(2,194)
Depreciation, amortisation and impairment costs	(607)	(428)	(523)
Other operating income	176	225	178
Other operating expenses	(3,658)	(3,272)	(3,856)

Profit from operations	4,655	4,557	4,546
Analysed as:
adjusted profit from operations	5,480	4,992	5,403
restructuring and integration costs	(603)	(367)	(452)
amortisation of trademarks and similar intangibles	(149)	(65)	(58)
Fox River	(20)	-	27
South Korea sales tax	(53)
Flintkote	-	(3)	(374)

	4,655	4,557	4,546

Net finance income/(costs)	(637)	62	(417)
Finance income	44	646	67
Finance costs	(681)	(584)	(484)

Share of post-tax results of associates and joint ventures	2,227	1,236	719
Analysed as:
adjusted share of post-tax results of associates and joint ventures	1,327	943	712
issue of shares and change in shareholding	11	22	14
gain on disposal of assets	941	371	-
other	(52)	(100)	(7)

	2,227	1,236	719

Profit before taxation	6,245	5,855	4,848

Taxation on ordinary activities	(1,406)	(1,333)	(1,455)

Profit for the year	4,839	4,522	3,393

Weighted average number of ordinary shares	1,865	1,858	1,864
Earnings per share – basic (pence)	250.2	230.9	167.1
Earnings per share – diluted (pence)	249.2	230.3	166.6

1 Revenue is shown net of duty, excise and other taxes of £32,136 million, £27,896 million and £28,535 million, for the years ended 31 December 2016, 2015 and 2014, respectively.

Group balance sheet
The following table sets out the selected group balance sheet information for the BAT Group as at the dates indicated.

	As at 31 December
(£ millions)	2016	2015	2014
Assets
Non-current assets
Intangible assets	12,117	10,436	10,804
Property, plant and equipment	3,661	3,021	3,004
Investments in associates and joint ventures	9,507	6,938	2,400
Retirement benefit assets	455	408	40
Deferred tax assets	436	326	311
Trade and other receivables	599	248	153
Available-for-sale investments	43	37	36
Derivative financial instruments	596	287	287

Total non-current assets	27,414	21,701	17,035

Current assets
Inventories	5,793	4,247	4,133
Income tax receivable	69	74	57
Trade and other receivables	3,884	3,266	2,768
Available-for-sale investments	15	35	50
Derivative financial instruments	375	209	274
Cash and cash equivalents	2,204	1,963	1,818

Total current assets	12,340	9,794	9,100

Assets clarified as held for sale	19	20	32

Total assets	39,773	31,515	26,167

Equity
Capital and Reserves
Share capital	507	507	507
Share premium, capital redemption and merger reserves	3,931	3,927	3,923
Other reserves	413	(1,294)	(498)
Retained earnings	3,331	1,754	1,578
Owners of the parent	8,182	4,894	5,510

Non-controlling interests	224	138	304

Total equity	8,406	5,032	5,814

Liabilities
Non-current liabilities
Borrowings	16,488	14,806	9,779
Retirement benefit liabilities	826	653	781
Deferred tax liabilities	652	563	495
Other provisions for liabilities and charges	386	296	278
Trade and other payables	1,040	1,029	128
Derivative financial instruments	119	130	123

Total non-current liabilities	19,511	17,477	11,584

Current liabilities
Borrowings	3,007	2,195	2,479
Income tax payable	558	414	430
Other provisions for liabilities and charges	407	273	210
Trade and other payables	7,335	5,937	5,524
Derivative financial instruments	549	187	126

Total current liabilities	11,856	9,006	8,769

Total equity and liabilities	39,773	31,515	26,167

Group cash flow statements
The following table sets out the selected group cash flows information for the BAT Group for the periods indicated.

(£ millions)	For the years ended 31 December
	2016	2015	2014
Cash flows from operating activities
Cash generated from operations	4,893	5,400	4,634
Dividends received from associates	962	593	515
Tax paid	(1,245)	(1,273)	(1,433)

Net cash generated from operating activities	4,610	4,720	3,716

Cash flows from investing activities
Interest received	62	64	61
Dividends received from investments	-	-	2
Purchases of property, plant and equipment	(586)	(483)	(529)
Proceeds on disposal of property, plant and equipment	93	108	62
Purchases of intangibles	(88)	(118)	(163)
Purchases of investments	(109)	(99)	(31)
Proceeds on disposals of investments	22	45	34
Proceeds from associates’ share buy backs	23	-	94
Investment in associates	-	(3,015)	-
Acquisition of subsidiaries	(57)	(493)	-

Net cash used in investing activities	(640)	(3,991)	(470)

Cash flows from financing activities
Interest paid	(641)	(596)	(571)
Proceeds from increases in and new borrowings	3,476	6,931	1,967
(Purchases)/Proceeds relating to derivative financial instruments	(26)	201	244
Purchases of own shares	-	-	(800)
Purchases of own shares held in employee share ownership trusts	(64)	(46)	(49)
Reductions in and repayments of borrowings	(3,840)	(2,028)	(1,300)
Dividends paid to owners of the parent	(2,910)	(2,727)	(2,712)
Purchases of non-controlling interests	(70)	(1,677)	(4)
Non-controlling interests – capital injection	-	-	4
Dividends paid to non-controlling interests	(147)	(235)	(249)
Other	(7)	1	3

Net cash used in financing activities	(4,229)	(219)	(3,467)

Net cash flows generated from/(used in) operating, investing and financing activities	(259)	510	(221)
Differences on exchange	180	(272)	(63)

Increase/(decrease) in net cash and cash equivalents in the year	(79)	238	(284)

Certain significant changes to the BAT Group’s results of operations and financial condition occurred during the years ended 31 December 2016, 2015 and 2014.

•        In 2015, at the prevailing exchange rate, revenue decreased by 6.2%, primarily driven by the adverse movement in a number of key currencies, including in Russia, Nigeria, Ukraine, Venezuela and the eurozone. Profit from operations increased by 0.2% and adjusted profit from operations decreased by 7.6% in 2015 compared to 2014. At constant rates of exchange, revenue in 2015 would have increased by 5.4% driven by increased price mix, profit from operations would have increased by 13.6% and adjusted profit from operations would have increased by 4.0%.

•        Net finance costs decreased by £479 million, or 114.9% from net finance cost of £417 million for the year ended 31 December 2014 to net finance income of £62 million for the year ended 31 December 2015. This movement was impacted by adjusting items in 2015, including a deemed gain related to the investment in RAI of £601 million, as well as £104 million of costs in relation to the funding of the acquisition of the shares not already owned by the BAT Group in Souza Cruz and investment in RAI.

•       The BAT Group’s share of the post-tax results of associates and joint ventures was £1,236 million in 2015, compared to £719 million for the year ended 31 December 2014. This increase of £517 million, or 71.9%, was principally driven by an adjusting item resulting from RAI’s gain on divestiture in 2015, of which BAT’s share was £371 million (net of tax).

• During 2015, the BAT Group invested £1.7 billion to acquire the shares it did not already own in its Brazilian subsidiary, Souza Cruz, and de-listed the company.

•       In September 2015, the BAT Group completed the acquisition of TDR d.o.o., a cigarette manufacturer in Central Europe, and other tobacco and retail assets from Adris Grupa d.d. for a total enterprise value of €550 million.

•       In 2016, at the prevailing exchange rates, revenue increased by 12.6% driven by improved pricing, and reflecting the positive currency effects resulting from the relative weakness of pound sterling. Profit from operations increased by 2.2% and adjusted profit from operations increased by 9.8% in 2016 compared to 2015. At constant rates of exchange, revenue would have increased by 6.9%, profit from operations would have decreased by 2.9% and adjusted profit from operations would have increased by 4.1%.

•       In 2016, net finance costs increased by £699 million, from net finance income of £62 million for the year ended 31 December 2015 to net finance costs of £637 million for the year ended 31 December 2016. This movement was impacted by an increase in finance costs related to fair value changes on derivative financial instruments and hedged items of £213 million. In addition, net finance costs were impacted by adjusting items, including a deemed gain related to the investment in RAI of £601 million in 2015 that did not recur in 2016.

•       The BAT Group’s share of the post-tax results of associates and joint ventures was £2,227 million for the year ended 31 December 2016, compared to £1,236 million for the year ended 31 December 2015. This increase of £991 million, or 80.3%, was principally driven by an improvement in the results of RAI, whose profit on ordinary activities before taxation increased by £2,861 million and an adjusting item resulting from RAI’s gain on the sale of the international rights to NATURAL AMERICAN SPIRIT in 2016, of which BAT’s share was £941 million (net of tax), compared to 2015, when BAT’s share of RAI’s gain on divestiture was £371 million (net of tax).

•       In 2016, restructuring and integration costs were £603 million, compared to £367 million for the year ended 31 December 2015 and £452 million for the year ended 31 December 2014. Restructuring and integration costs have principally related to the implementation of a new operating model and the cost of initiatives in respect of permanent headcount reductions and permanent employee benefit reductions in the BAT Group.

There has been no significant change in the financial condition or operating results of the BAT Group since 31 December 2016.
RAI
The selected financial information for the RAI Group set forth below for the three months ended 31 March 2017 and 2016 (“unaudited”) and the years ended 31 December 2016, 2015 and 2014 (“audited”) has been extracted without material adjustment from the consolidated financial statements prepared on the basis of US GAAP included in Part XV (Historical Financial Information of the RAI Group) of this Prospectus.
Selected consolidated income statement information
The following table sets out the selected consolidated statement of income information for RAI for the periods indicated.

($ millions, save for ‘per share’ amounts)	Three months ended 31 March		Years ended 31 December
	2017	2016[2]	2016	2015[3]	2014[3]
Net sales[1]	2,911	2,862	12,277	10,416	8,160
Net sales, related party	38	55	226	259	311

Net sales	2,949	2,917	12,503	10,675	8,471
Costs and expenses:
Cost of products sold[1]	1,199	1,165	4,841	4,688	4,058
Selling, general and administrative expenses	418	465	1,931	2,098	1,871
Gain on divestitures	-	(4,861)	(4,861)	(3,181)	-
Amortisation expense	6	6	23	18	11
Asset impairment and exit charges	-	-	-	99	-

Operating Income	1,326	6,142	10,569	6,953	2,531
Interest and debt expense	149	174	626	570	286
Interest income	(2)	(3)	(8)	(6)	(3)
Other (income) expense, net	4	252	260	5	(14)

Income from continuing operations before income taxes	1,175	5,719	9,691	6,384	2,262
Provision for income taxes	395	2,154	3,618	3,131	817

Income from continuing operations	780	3,565	6,073	3,253	1,445
Income from discontinued operations, net of tax	-	-	-	-	25

Net income	780	3,565	6,073	3,253	1,470

Basic income per share:
Income from continuing operations	0.55	2.50	4.26	2.57	1.36
Income from discontinued operations	-	-	-	-	0.02

Net income	0.55	2.50	4.26	2.57	1.38

Diluted income per share:
Income from continuing operations	0.55	2.49	4.25	2.57	1.35
Income from discontinued operations	-	-	-	-	0.02

Net income	0.55	2.49	4.25	2.57	1.37

Dividends declared per share	0.51	0.42	1.76	1.39	1.34

1       Excludes excise taxes of $982 million and $1,030 million for the three months ended 31 March 2017 and 2016, respectively and, $4,343 million, $4,209 million and $3,625 million for the years ended 31 December 2016, 2015 and 2014, respectively.

2 Financial information for the three months ended 31 March 2016 was taken from the RAI Form 10-Q for three months ended 31 March 2017.
3 Financial information for the years ended 31 December 2015 and 2014 was taken from the RAI Form 10-K for the year ended 31 December 2016.
Selected consolidated statement of financial position information

The following table sets out the selected consolidated statement of financial position information for the RAI Group as at the dates indicated.

	Three months ended 31 March	Years ended 31 December
($ millions)	2017	2016	2015[1]	2014[2]
Assets
Current assets:
Cash and cash equivalents	3,154	2,051	2,567	966
Short-term investments	-	-	149	-
Accounts receivable	55	66	68	116
Accounts receivable, related party	39	113	38	41
Other receivables	13	10	35	12
Inventories	1,592	1,645	1,734	1,281
Other current assets	250	353	564	203

Total current assets[3]	5,103	4,238	5,155	2,619
Property, plant and equipment, at cost:
Land and land improvements	95	95	94	93

	Three months ended 31 March	Years ended 31 December
($ millions)	2017	2016	2015[1]	2014[2]
Buildings and leasehold improvements	772	757	727	729
Machinery and equipment	2,074	2,064	1,967	1,925
Construction-in-process	92	94	110	83

Total property, plant and equipment	3,033	3,010	2,898	2,830
Accumulated depreciation	(1,678)	(1,662)	(1,643)	(1,627)

Property, plant and equipment, net	1,355	1,348	1,255	1,203
Trademarks and other intangible assets, net of accumulated amortisation	29,438	29,444	29,467	2,421
Goodwill	15,992	15,992	15,993	8,016
Long-term deferred income taxes, net[4]	-	-	-	329
Other assets and deferred charges[5]	71	73	230	194

Total assets[6]	51,959	51,095	52,100	14,782

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	175	221	179	142
Tobacco settlement accruals	3,232	2,498	2,816	1,819
Due to related party	4	7	9	1
Deferred revenue, related party	122	66	33	32
Current maturities of long-term debt	501	501	506	450
Dividends payable on common stock	728	656	514	356
Other current liabilities	1,129	1,036	1,234	744

Total current liabilities	5,891	4,985	5,291	3,544
Long-term debt (less current maturities)[7]	12,651	12,664	16,849	4,602
Long-term deferred income taxes, net[8]	9,627	9,607	9,204	-
Long-term retirement benefits (less current portion)	1,832	1,869	2,265	1,997
Long-term deferred revenue, related party	29	39	-	-
Other non-current liabilities	223	220	239	117
Commitments and contingencies:
Shareholders’ equity:
Common stock (shares issued: 2017—1,426,839,264; 2016—1,425,824,955; 2015—1,427,341,341; 2014—1,062,567,026)	-	-	-	-
Paid-in capital	18,231	18,285	18,402	6,200
Retained earnings	3,790	3,740	188	(1,314)
Accumulated other comprehensive loss	(315)	(314)	(338)	(364)

Total shareholders’ equity	21,706	21,711	18,252	4,522

Total liabilities and shareholders’ equity[6]	51,959	51,095	52,100	14,782

1 Financial information for the year ended 31 December 2015 was taken from the RAI Form 10-K for the year ended 31 December 2016.

2       Financial information for the year ended 31 December 2014 was taken from the RAI Form 10-K for the year ended 31 December 2015 and was adjusted to reflect the adoption of Accounting Standards Update 2015-03 and 2015-17.

3       Includes a reclassification due to the adoption of Accounting Standards Updates 2015-17 and 2015-03 and were reduced by $1.0 billion and $704 million for the years ended 31 December 2015 and 2014, respectively.

4 Includes a reclassification due to the adoption of Accounting Standards Update 2015-17 and was increased by $329 million for the year ended 31 December 2014.

5       Includes a reclassification due to the adoption of Accounting Standards Updates 2015-17 and 2015-03 and were reduced by $92 million and $39 million for the years ended 31 December 2015 and 2014, respectively.

6       Includes a reclassification due to the adoption of Accounting Standards Updates 2015-17 and 2015-03 and were reduced by $1.1 billion, and $414 million for the years ended 31 December 2015 and 2014, respectively.

7 Includes a reclassification due to the adoption of Accounting Standards Update 2015-03 and were reduced by $92 million and $31 million for the years ended 31 December 2015 and 2014, respectively.
8 Includes a reclassification due to the adoption of Accounting Standards Update 2015-17 and were reduced by $1.0 billion and $383 million for the years ended 31 December 2015 and 2014, respectively.

Selected consolidated statement of cash flows information
The following table sets out the selected consolidated statement of cash flows information for the RAI Group for the periods indicated.

	For the three months ended 31 March		For the years ended 31 December
($ millions)	2017	2016[1]	2016	2015[2]	2014[2]
Cash flows from (used in) operating activities:
Net income	780	3,565	6,073	3,253	1,470
Income from discontinued operations, net of tax	-	-	-	-	(25)
Adjustments to reconcile to net cash flows from (used in) operating activities:
Gain on divestitures	-	(4,861)	(4,861)	(3,181)	-
Loss on early extinguishment of debt and related expenses	-	239	239	-	-
Asset impairment and exit charges, net of cash payments	-	-	-	94	-
Depreciation and amortisation expense	32	30	123	122	106
Deferred income tax expense (benefit)	16	75	387	(659)	(180)
Other changes that provided (used) cash:
Accounts and other receivables	7	(11)	24	86	(3)
Inventories	53	76	89	31	(154)
Related party, net	117	(8)	(5)	14	-
Accounts payable	(46)	(41)	42	32	(43)
Accrued liabilities including other working capital	(155)	(215)	(160)	(242)	30
Tobacco settlement accruals	734	630	(314)	239	92
Pension and postretirement	(47)	(357)	(415)	91	317
Other, net	370	2,011	58	316	13

Net cash flows from operating activities	1,861	1,133	1,280	196	1,623

Cash flows from (used in) investing activities:
Capital expenditures	(33)	(43)	(206)	(174)	(204)
Proceeds from settlement of investments	-	159	266	332	4
Acquisition, net of cash acquired	-	-	-	(17,220)	-
Proceeds from divestitures	-	5,014	5,015	7,056	-
Proceeds from termination of joint venture	-	-	-	-	35
Other, net	1	1	3	1	(40)

Net cash flows from (used in) investing activities	(32)	5,131	5,078	(10,005)	(205)

Cash flows from (used in) financing activities
Dividends paid on common stock	(656)	(514)	(2,369)	(1,583)	(1,411)
Repurchase of common stock	(73)	(125)	(226)	(124)	(440)
Repayments of long-term debt	-	-	(500)	(450)	-
Early extinguishment of debt	-	(3,642)	(3,650)	-	-
Premiums paid for early extinguishment of debt	-	(206)	(207)	-	-
Proceeds from termination of interest rate swaps	-	66	66	-	-
Proceeds from BAT Share Purchase	-	-	-	4,673	-
Issuance of long-term debt	-	-	-	8,975	-
Debt issuance costs and financing fees	-	(7)	(8)	(70)	(79)
Borrowings under revolving credit facility	-	-	-	1,400	1,000
Repayments of borrowings under revolving credit facility	-	-	-	(1,400)	(1,000)
Excess tax benefit on stock-based compensation plans	-	26	28	17	12

Net cash flows from (used in) financing activities	(729)	(4,402)	(6,866)	11,438	(1,918)

Effect of exchange rate changes on cash and cash equivalents	3	12	(8)	(28)	(34)

Net change in cash and cash equivalents	1,103	1,874	(516)	1,601	(534)
Cash and cash equivalents at beginning of year	2,051	2,567	2,567	966	1,500

Cash and cash equivalents at end of year	3,154	4,441	2,051	2,567	966

	For the three months ended 31 March		For the years ended 31 December
($ millions)	2017	2016[1]	2016	2015[2]	2014[2]
Income taxes paid, net of refunds	17	25	3,179	3,744	974
Interest paid	132	185	712	510	252
Fair value of equity consideration issued in the Lorillard Merger	-	-	-	7,555	-

1 Financial information for the three months ended 31 March 2016 was taken from the RAI Form 10-Q for three months ended 31 March 2017.
2 Financial information for the years ended 31 December 2015 and 2014 was taken from the RAI Form 10-K for the year ended 31 December 2016.
Certain significant changes to the RAI Group’s results of operations and financial condition occurred during the three months ended 31 March 2017 and the years ended 31 December 2016, 2015 and 2014.

•        In June 2015, RAI acquired Lorillard in a cash and stock transaction valued at $25.8 billion and assumed an aggregate of $3.5 billion in principal amount of senior unsecured notes. In connection with the Lorillard Merger, RAI received $7.1 billion in proceeds from the Divestiture, for which it recognised a pre-tax gain of $3.2 billion. As part of the financing of the Lorillard Merger, RAI issued $9 billion in long-term debt and received proceeds from BAT of $4.67 billion in connection with the BAT Share Purchase.

•        In January 2016, RAI, through various subsidiaries, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks along with the international companies that distributed and marketed the brand outside the United States to JT International Holding B.V. (“JTI Holding”) in an all-cash transaction of approximately $5 billion and recognised a pre-tax gain of approximately $4.9 billion.

•        In February 2016, RAI completed a $3.65 billion cash tender offer and redemption of long-term debt primarily from its after-tax proceeds from the sale to JTI Holding. In aggregate, expenses recognised related to the cash tender offer and redemption were $239 million.

There has been no significant change in the financial condition or operating results of the RAI Group since 31 March 2017.

B.8	Selected unaudited pro forma financial information
The unaudited pro forma income statement for the year ended 31 December 2016 and the unaudited pro forma balance sheet as at 31 December 2016 for the Combined Group set out in Part XVI (Unaudited Pro forma financial information of the Combined Group) (together the “Unaudited Pro Forma Financial Information”) have been prepared on the basis of the notes set out in Part XVI (Unaudited Pro forma financial information of the Combined Group) to illustrate the effect of the Proposed Acquisition and the related financing on the income statement of the BAT Group as if it had occurred on 1 January 2016, and on the balance sheet of the BAT Group as if it had occurred on 31 December 2016.
The Unaudited Pro Forma Financial Information has been prepared in accordance with Annex II of the Prospectus Directive Regulation and in a manner consistent with the accounting policies adopted by the BAT Group in preparing the audited consolidated financial statements for the year ended 31 December 2016.
This Unaudited Pro Forma Financial Information has been prepared for illustrative purposes only and, because of its nature, addresses a hypothetical situation and therefore does not represent the BAT Group’s, the RAI Group’s or the Combined Group’s actual financial position or results.

Unaudited pro forma income statement relating to the Combined Group for the year ended 31 December 2016

(In £ millions)			Pro forma adjustments
	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Total pro forma combined
Revenue	14,751	9,233	-	(182)	23,802
Raw materials and consumables used	(3,777)	(3,407)	-	(294)	(7,478)
Changes in inventories of finished goods and work in progress	44	(11)	-	-	33
Employee benefit costs	(2,274)	(694)	-	(15)	(2,983)
Depreciation, amortisation and impairment costs	(607)	(91)	-	(58)	(756)
Gain on step acquisition	-	-	-	23,424	23,424
Other operating income	176	3,587	-	(9)	3,754
Other operating expenses	(3,658)	(916)	-	(138)	(4,712)

Profit from operations	4,655	7,701	-	22,728	35,084
Net finance (costs)/income	(637)	(648)	(361)	46	(1,600)
Share of post-tax results of associates and joint ventures	2,227	-	-	(1,880)	347

Profit before taxation	6,245	7,053	(361)	20,894	33,831
Taxation	(1,406)	(2,631)	101	(7,955)	(11,891)
Profit for the year	4,839	4,422	(260)	12,939	21,940

Unaudited pro forma balance sheet relating to the Combined Group as at 31 December 2016

(In £ millions)			Pro forma adjustments
	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Total pro forma combined
Assets
Non-current assets
Intangible assets	12,117	36,782	-	76,779	125,678
Property, plant and equipment	3,661	1,069	-	-	4,730
Investments in associates and joint ventures	9,507	-	-	(8,051)	1,456
Retirement benefit assets	455	-	-	-	455
Deferred tax assets	436	-	-	-	436
Trade and other receivables	599	59	-	-	658
Available-for-sale investments	43	-	-	-	43
Derivative financial instruments	596	-	-	-	596
Total non-current assets	27,414	37,910	-	68,728	134,052

Current assets
Inventories	5,793	1,423	-	476	7,692
Income tax receivable	69	-	-	-	69
Trade and other receivables	3,884	439	-	(98)	4,225
Available-for-sale investments	15	-	-	-	15
Derivative financial instruments	375	-	-	-	375
Cash and cash equivalents	2,204	1,659	20,169	(19,350)	4,682

	12,340	3,521	20,169	(18,972)	17,058
Assets classified as held-for-sale	19	-	-	-	19
Total current assets	12,359	3,521	20,169	(18,972)	17,077

Total assets	39,773	41,431	20,169	49,756	151,129

(In £ millions)			Pro forma adjustments
	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Total pro forma combined
Equity
Capital and reserves
Share capital	507	-	-	108	615
Share premium, capital redemption and merger reserves	3,931	14,794	-	9,172	27,897
Other reserves	413	(183)	-	183	413
Retained earnings	3,331	3,023	-	20,367	26,721
Owners of the parent	8,182	17,634	-	29,830	55,646

Non-controlling interests	224	-	-	-	224
Total equity	8,406	17,634	-	29,830	55,870

Liabilities
Non-current liabilities
Borrowings	16,488	10,246	8,056	952	35,742
Retirement benefit liabilities	826	1,512	-	-	2,338
Deferred tax liabilities	652	7,817	-	19,134	27,603
Other provisions for liabilities and charges	386	11	-	(31)	366
Trade and other payables	1,040	66	-		1,106
Derivative financial instruments	119	-	-	-	119
Total non-current liabilities	19,511	19,652	8,056	20,055	67,274

Current liabilities
Borrowings	3,007	405	12,113	2	15,527
Income tax payable	558	-	-	-	558
Other provisions for liabilities and charges	407	2,133	-	(33)	2,507
Trade and other payables	7,335	1,607	-	(98)	8,844
Derivative financial instruments	549	-	-	-	549
Total current liabilities	11,856	4,145	12,113	(129)	27,985

Total equity and liabilities	39,773	41,431	20,169	49,756	151,129

B.9	Profit forecast or estimate
Not applicable. No profit forecasts are included in the Prospectus.

B.10	Qualifications in audit report on the historical financial information
Not applicable. No qualifications are included in any audit report on the historical financial information included in this Prospectus.

B.11	Insufficient working capital
Not applicable.
The Company is of the opinion that, taking into account the Available Facilities, the BAT Group has sufficient working capital for its present requirements, that is, for at least the next 12 months from the date of the publication of this Prospectus.
Section C - Securities

C.1	Type and class of the securities being offered and admitted to trading
The Company will issue up to 435,556,670 ordinary shares of 25 pence each in the capital of the Company pursuant to the Proposed Acquisition.

C.2	Currency
The New BAT Shares will be denominated in pound sterling.

C.3	Number of shares in issue and par value
As at the Latest Practicable Date, the Company has in issue 2,027,103,642 fully paid ordinary shares (including BAT Treasury Shares and shares owned by employee share trusts) of 25 pence each.
The Company is applying for up to 435,556,670 New BAT Shares to be Admitted. On Admission, the Company will have up to 2,462,660,312 BAT Shares, all of which will be issued fully paid.

C.4	Rights attached to the securities
Holders of the BAT Shares have the following rights:

•        subject to any rights or restrictions attached to any BAT Shares, on a show of hands at a general meeting every member present in person has one vote and every proxy or representative present who has been duly appointed by a member entitled to vote has one vote; and on a poll every member (whether present in person or by proxy or representative) has one vote for every BAT Share of which he is the holder;

•        a BAT Share in certificated form may be transferred by an instrument of transfer, which may be in any usual form or in any other form approved by the Directors, executed by or on behalf of the transferor and, where the share is not fully paid, by or on behalf of the transferee. A BAT Share in uncertificated form may be transferred by means of the relevant system concerned;

• the right to receive dividends on a pari passu basis; and

•        if the Company is wound up, with the sanction of a special resolution and any other sanction required by law and subject to the Companies Act 2006, the liquidator may divide among the members in specie the whole or any part of the assets of the Company and for that purpose may value any assets and determine how the division shall be carried out as between the members or different classes of members. With the sanction of a special resolution, the liquidator may vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as he may with the sanction of a special resolution determine, but no member shall be compelled to accept any assets upon which there is a liability.

Holders of the BAT ADSs have the following rights under the deposit agreement for the BAT ADSs:
• to instruct the Depositary to exercise the voting rights for the BAT Shares represented by the BAT ADSs they hold;
• to receive in US dollars, the dividends that BAT pays on the BAT Shares represented by BAT ADSs;
• to cancel their BAT ADSs and receive the corresponding number of BAT Shares upon payment of a Depositary fee; and
• to transfer, combine or split up their ADRs and BAT ADSs.

C.5	Restrictions on free transferability of the securities
There are no restrictions on the free transferability of the BAT Shares set out in the constitutional documents of the Company.

C.6	Admission to trading on regulated market
BAT Shares are currently listed on the premium listing segment of the Official List and traded on the LSE’s main market for listed securities.
BAT Shares are also listed and traded in South Africa, on the JSE, operated by JSE Ltd, through a secondary listing. The JSE is not a regulated market as defined by the Markets in Financial Instruments Directive 2004/39/EC.
BAT Shares are also currently quoted on the NYSE MKT in the form of ADSs. BAT currently has unlisted trading privileges for its ADSs and none of its securities are currently listed on any US securities exchange or registered pursuant to the securities laws of the United States.

Application will be made to the FCA for the New BAT Shares to be admitted to the premium listing segment of the Official List and to the LSE for the New BAT Shares to be admitted to trading on the LSE’s main market for listed securities. Application will be made to JSE Ltd for the New BAT Shares to be admitted to listing and trading on the Main Board of the JSE. Application will be made for the BAT ADSs to be approved for listing on the NYSE. It is expected that Admission will become effective and that dealings on the LSE and the JSE in the New BAT Shares, and on the NYSE in the BAT ADSs, will commence, on or shortly following the Effective Date which, subject to the satisfaction of certain Conditions, is expected to occur in the third quarter of 2017.

C.7	Dividend policy
Following completion of the Proposed Acquisition (“Completion”), until the end of 2017, the Combined Group intends to maintain BAT’s stated policy of paying a dividend biannually. Beginning in 2018, the Combined Group will pay four interim quarterly dividends with respect to BAT Shares and BAT ADSs. BAT’s dividends are set in pence per ordinary share. It is expected that any dividend of the Combined Group will be set in the same format.
Section D – Risks
D.1	Key information on the key risks related to the Proposed Acquisition

•       The Proposed Acquisition is subject to a number of Conditions on both BAT and RAI which, if not fulfilled, or not fulfilled in a timely manner, may result in the termination of the agreement of plan of merger dated 16 January 2017, among BAT, BATUS Holdings Inc. (“BATUS”), RAI and Flight Acquisition Corporation (“Merger Sub”) (the “Merger Agreement”).

•       After Completion, the BAT Group may fail to successfully integrate the RAI Group into its business. The Combined Group may fail to realise the expected synergies and other benefits of the Proposed Acquisition and the costs to achieve the synergies and benefits may be higher than anticipated.

Key information on the key risks related to the Combined Group and its industry
• Competition from illicit sources may have an adverse effect on the Combined Group’s overall sales volume, restricting the ability to increase selling prices and damaging brand equity.
• The Combined Group’s business faces increasing tobacco control and regulation which may have an impact on its overall sales volume and profit.

•       Completion will result in the BAT Group becoming subject to US regulations which are different from the regulations to which the BAT Group is currently subject. Current and future US regulations could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion.

•       Significant and/or unexpected increases or structural changes in tobacco-related taxes have been proposed or enacted and are likely to continue to be proposed or enacted in numerous jurisdictions. These changes may result in a decline in overall sales volume for the Combined Group’s products or may alter its sales mix.

•       The BAT Group’s and the RAI Group’s businesses face and, following Completion, the Combined Group’s business will face significant tobacco-related and other litigation that could substantially reduce profitability and could severely impair liquidity.

•       The Combined Group is exposed to economic, regulatory and political factors inherent in its global operations. The Combined Group’s results of operations and financial condition will be influenced by the economic, regulatory and political situations in the markets and regions in which it has operations, which are often unpredictable and outside its control.

• The Combined Group’s inability to obtain price increases may adversely affect its sales and growth.

• The Combined Group’s business may be significantly impacted by constantly changing tax rates from around the world as well as unfavourable rulings in relation to tax disputes.
• The Combined Group’s business is vulnerable to the effects of a tough trading environment and declining consumption of legitimate tobacco products.

•        As a result of the Proposed Acquisition, the Combined Group’s exposure to the risks related to the US cigarette market will increase, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion.

•        The Combined Group will be exposed to foreign exchange rate risk; significant fluctuations in foreign currency exchange rates could have an adverse impact on the Combined Group’s results of operations and financial conditions.

• The Combined Group may be required to incur significant costs to address breaches of or liabilities arising under health and safety and environmental laws of the jurisdictions in which it operates.
• The Combined Group may be exposed to funding and liquidity, interest rate, and counterparty risks.
• The Combined Group may be unsuccessful in launching innovative products that offer adult tobacco consumers meaningful value-added differentiation.
• The Combined Group may be unsuccessful in its attempts to develop and commercialise consumer-appealing Next Generation Products.

D.3	Key information on the key risks related to the BAT Shares

•        Sales of BAT Shares, BAT ADSs and RAI Shares in anticipation of the Proposed Acquisition, and resales of BAT Shares and BAT ADSs following Completion, may adversely affect the market price of BAT Shares, BAT ADSs and RAI Shares prior to Completion, and the market price of BAT Shares and BAT ADSs following Completion.

•        The market price of BAT Shares and BAT ADSs after Completion will continue to fluctuate and may be affected by factors different from those affecting the market price of RAI Shares or those affecting BAT Shares and BAT ADSs prior to Completion.

•        Following Completion, future share issues by the Combined Group and/or sales of BAT Shares and BAT ADSs could lower the market price of BAT Shares and BAT ADSs and adversely affect the Combined Group’s ability to raise capital in the future. Further share issues could also dilute the interests of holders of BAT Shares and BAT ADSs.

• The dividend policy of BAT will be dependent on the financial condition of the Combined Group.
• Exchange rate fluctuations may adversely affect the foreign currency value of BAT ADSs and any dividends.

Section E – Offer

E.1	Total net proceeds and estimated total expenses
The Company is not offering any New BAT Shares for cash and therefore will not receive any proceeds save for the RAI Shares which it will acquire as a result of the Proposed Acquisition.
The total costs and expenses incurred by the BAT Group and the RAI Group in connection with the Proposed Acquisition and the issue and Admission of the New BAT Shares are estimated to be £429 million (excluding VAT) and are payable by the BAT Group and the RAI Group.

E.2a	Reasons for the offer, use of proceeds and net amount of proceeds
The New BAT Shares will be issued in partial consideration for RAI Shares in connection with the Proposed Acquisition.
This Prospectus and the Proposed Acquisition does not constitute an offer or an invitation to any person to subscribe for or purchase any shares in the Company or RAI. None of the Company, RAI or the Combined Group will receive any proceeds as a result of the Proposed Acquisition.

E.3	Terms and conditions of the Proposed Acquisition
Pursuant to the terms of the Merger Agreement, on Completion, each RAI Share (other than any RAI Shares owned by the BAT Group or by RAI Shareholders who have properly asserted and not lost or effectively withdrawn appraisal rights) automatically will be converted into the right to receive the merger consideration, consisting of (1) a number of BAT ADSs representing 0.5260 of a New BAT Share, plus (2) $29.44 in cash, without interest (collectively, the “Merger Consideration”). No fractional BAT ADSs will be issued as Merger Consideration, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADS (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADSs). The Series B Preferred Stock of RAI held by a wholly owned subsidiary of RAI, will remain outstanding.
Based on BAT’s share price and the pound sterling-US dollar exchange rate as at market close on 12 June 2017, the purchase price implies a total current value of $54.5 billion for the remaining 57.8% of RAI not owned by the BAT Group, comprised of approximately $24.4 billion in cash and approximately $30.1 billion in New BAT Shares which shall be represented by New BAT ADSs.
BAT and RAI shall not be obliged to complete the Proposed Acquisition if any of the conditions to Completion in the Merger Agreement (the “Conditions”) have not been met or have not been waived, if applicable. These include:
• Antitrust approvals:
○ expiration or termination of the applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended (the “HSR Act”); and
○ the earlier of the expiration of the waiting period required by Japanese merger control regulations and the receipt of clearance from the Japan Fair Trade Commission.
• BAT Shareholder approvals:
○ the approval of the Merger Agreement, and other transactions contemplated by the Merger Agreement and for the Directors to allot and issue the New BAT Shares at the BAT General Meeting.
• RAI Shareholder approvals:

○              approval of the Merger Agreement by the holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the special meeting of RAI Shareholders to be called for purposes of such vote (the “RAI Special Meeting”) (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI), is not entitled to vote in respect of this stock); and

○              approval of the Merger Agreement by the holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries.

• Admission of New BAT Shares to listing on the LSE and New BAT ADSs on the NYSE:

○              approval for admission of the New BAT Shares to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE subject only to the issue of such New BAT Shares upon Completion; and

○ approval for listing on the NYSE of the New BAT ADSs issuable to RAI Shareholders as the share portion of the Merger Consideration (subject to official notice of issuance).
• Registration statements declared effective by the SEC:

○              declaration by the SEC of the effectiveness of the registration statements filed on Form F-4 and Form F-6 relating to the New BAT Shares and New BAT ADSs to be issued as the share portion of the Merger Consideration (and the absence of any stop order suspending the effectiveness of such registration statements or any proceedings seeking such a stop order).

• Other conditions:

○              the filing of this Prospectus and the Circular with the UKLA, the approval of this Prospectus and the Circular by the UKLA and the mailing of the Circular and the publishing of this Prospectus, in each case, in accordance with applicable rules and regulations;

○              absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity that prevents, makes illegal or prohibits the Completion or the issuance of the New BAT Shares;

○ accuracy of the representations and warranties made in the Merger Agreement by the other party, subject to certain exceptions based on a material adverse change standard; and
○ performance in all material respects by the other party of the obligations required under the Merger Agreement to be performed by it at or prior to Completion.
Pursuant to the requirements of the HSR Act, BAT and RAI filed Notification and Report Forms with respect to the Proposed Acquisition with the US Federal Trade Commission (the “FTC”) and the US Department of Justice (the “DOJ”) on 6 February 2017 and requested early termination of the HSR Act waiting period. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017.
On 23 March 2017, BAT and RAI filed notifications for the Proposed Acquisition with the Japan Fair Trade Commission. Approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the Conditions have been satisfied.
BAT’s obligation to complete the Proposed Acquisition is further conditional upon the absence of any legal restraint issued by a governmental entity under any antitrust laws that would, directly or indirectly, result in (1) any prohibition or limitation on the ownership or operation by RAI, BAT or their respective subsidiaries of any portion of the business, properties or assets of RAI, BAT or their respective subsidiaries, (2) RAI, BAT or their respective subsidiaries being compelled to dispose of or hold separate any portion of the business, properties or assets of RAI, BAT or any of their respective subsidiaries, (3) any prohibition or limitation on the ability of BAT to acquire or hold, or exercise full right of ownership of, any shares of the capital stock of the RAI Group, including the right to vote such shares, or (4) any prohibition or limitation on BAT effectively controlling the business or operations of the RAI Group.
The Merger Agreement contains customary termination rights for each of RAI and BAT, including the right of each party to terminate the Merger Agreement if the Proposed Acquisition has not been completed on or before 31 December 2017 (the “End Date”), subject to an extension of five business days if, on the initial End Date, BAT has not consummated all or any portion of the financing required to complete the Proposed Acquisition and the transactions contemplated by the Merger Agreement (the “Financing”). However, BAT’s consummation of the Financing is not a Condition to the Completion.

If the Merger Agreement is terminated, in certain circumstances BAT or RAI (as applicable) will be entitled to receive a termination fee of $500 million or $1 billion from the other party.

E.4	Material interests
Not applicable. There is no interest, including any conflicting interest, that is material to the Proposed Acquisition.

E.5	Selling shareholder and lock-ups

Not applicable. There are no entities or persons offering to sell the New BAT Shares, and there are no lock-up agreements.

E.6	Dilution
Subject to Completion, up to 435,556,670 New BAT Shares will be issued in connection with the Proposed Acquisition. This will result in BAT’s issued share capital increasing by approximately 21% (including BAT Treasury Shares). Following Completion and assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition, BAT Shareholders will be subject to an immediate dilution as a result of the issue, following which they will hold approximately 81% of the Combined Group’s issued share capital (excluding BAT Treasury Shares).

E.7	Estimated expenses charged to the investor by the Company
Not applicable. No expenses will be charged to the investor by the Company in respect of the Proposed Acquisition.

PART II

RISK FACTORS

An investment in the New BAT Shares is subject to a number of risks. Accordingly, prospective investors should consider the following risks and uncertainties together with all the other information set out in this Prospectus prior to making any investment decision. If any of the following risks actually materialises, the BAT Group’s and, following Completion, the Combined Group’s business, financial condition or operating or financial results could be materially adversely affected and the value of the New BAT Shares could decline. The risks and uncertainties described below are not the only ones the BAT Group and the RAI Group face, and the Combined Group will face. Additional risks and uncertainties not presently known to the Directors or that the Directors currently deem immaterial may also have a material adverse effect on the BAT Group’s and, following Completion, the Combined Group’s business, financial condition or operating or financial results and could negatively affect the price of the New BAT Shares and investors could lose all or part of their investment. Prospective investors should carefully consider whether an investment in the New BAT Shares is suitable for them in light of the information in this Prospectus and their personal circumstances.

Prospective investors should note that the risks relating to the BAT Group, the RAI Group, the Combined Group, each of their industries, and the New BAT Shares summarised in the section of this Prospectus headed “Summary” are the risks that the Directors believe to be the most essential to an assessment by a prospective investor of whether to invest in the New BAT Shares. However, as the risks which the BAT Group and the RAI Group face, and the Combined Group will face relate to events and depend on circumstances that may or may not occur in the future, prospective investors should consider not only the information on the key risks summarised in the section of this Prospectus headed “Summary” but also, among other things, the risks and uncertainties described below.

The order in which the following risks and uncertainties are presented should not be taken as an indication of the likelihood of their occurrence, the degree of their significance or the scope of any potential adverse effects on the BAT Group’s, the RAI Group’s and, following Completion, the Combined Group’s business, cash flows, financial condition or results of operations.

While the Proposed Acquisition remains subject to a number of conditions and there is no assurance that the Proposed Acquisition will be completed, certain of the risk factors below have been drafted on the basis of the Combined Group as it will be in existence following the Proposed Acquisition (unless expressly stated or the context otherwise requires).

1.	Risks relating to the Proposed Acquisition

1.1	The Proposed Acquisition is subject to a number of conditions on both BAT and RAI which, if not fulfilled, or not fulfilled in a timely manner, may result in the termination of the Merger Agreement

BAT and RAI shall not be obliged to complete the Proposed Acquisition if any of the Conditions have not been met or have not been waived, if applicable. These include:

•	Antitrust approvals:

○	expiration or termination of the applicable waiting period (or extension thereof) under the HSR Act; and

○	the earlier of the expiration of the waiting period required by Japanese merger control regulations and the receipt of clearance from the Japan Fair Trade Commission.

•	BAT Shareholder approvals:

○	the approval of the Merger Agreement, and other transactions contemplated by the Merger Agreement and for the Directors to allot and issue the New BAT Shares at the BAT General Meeting.

•	RAI Shareholder approvals:

○	approval of the Merger Agreement by the holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the RAI Special Meeting (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI), is not entitled to vote in respect of this stock); and

○	approval of the Merger Agreement by the holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI

Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries.

•	Admission of New BAT Shares to listing on the LSE and New BAT ADSs on the NYSE:

○	approval for admission of the New BAT Shares to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE subject only to the issue of such New BAT Shares upon Completion; and

○	approval for listing on the NYSE of the New BAT ADSs issuable to RAI Shareholders as the share portion of the Merger Consideration (subject to official notice of issuance).

•	Registration statements declared effective by the SEC:

○	declaration by the SEC of the effectiveness of the registration statements filed on Form F-4 and Form F-6 relating to the New BAT Shares and New BAT ADSs to be issued as the share portion of the Merger Consideration (and the absence of any stop order suspending the effectiveness of such registration statements or any proceedings seeking such a stop order).

•	Other conditions:

○	the filing of this Prospectus and the Circular with the UKLA, the approval of this Prospectus and the Circular by the UKLA and the mailing of the Circular and the publishing of this Prospectus, in each case, in accordance with applicable rules and regulations;

○	absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity that prevents, makes illegal or prohibits the Completion or the issuance of the New BAT Shares;

○	accuracy of the representations and warranties made in the Merger Agreement by the other party, subject to certain exceptions based on a material adverse change standard; and

○	performance in all material respects by the other party of the obligations required under the Merger Agreement to be performed by it at or prior to Completion.

Pursuant to the requirements of the HSR Act, BAT and RAI filed Notification and Report Forms with respect to the Proposed Acquisition with the FTC and DOJ on 6 February 2017 and requested early termination of the HSR Act waiting period. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017.

On 23 March 2017, BAT and RAI filed notifications for the Proposed Acquisition with the Japan Fair Trade Commission. Approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied.

BAT’s obligation to complete the Proposed Acquisition is further conditional upon the absence of any legal restraint issued by a governmental entity under any antitrust laws that would, directly or indirectly, result in (1) any prohibition or limitation on the ownership or operation by RAI, BAT or their respective subsidiaries of any portion of the business, properties or assets of RAI, BAT or their respective subsidiaries, (2) RAI, BAT or their respective subsidiaries being compelled to dispose of or hold separate any portion of the business, properties or assets of RAI, BAT or any of their respective subsidiaries, (3) any prohibition or limitation on the ability of BAT to acquire or hold, or exercise full right of ownership of, any shares of the capital stock of the RAI Group, including the right to vote such shares, or (4) any prohibition or limitation on BAT effectively controlling the business or operations of the RAI Group. See paragraph 10.3 of Part VI (Details of the Proposed Acquisition) of this Prospectus.

Many of the Conditions are not within either BAT’s or RAI’s control, and neither company can predict when or if these Conditions will be satisfied. If any of these Conditions are not satisfied or waived prior to 31 December 2017, it is possible that the Merger Agreement may be terminated. Although BAT and RAI have agreed in the Merger Agreement to use their reasonable best efforts, subject to certain limitations, to complete the Proposed Acquisition as promptly as practicable, the Conditions may fail to be satisfied. In addition, satisfying the Conditions may take longer, and could cost more, than BAT and RAI expect. Any delay in completing the Proposed Acquisition may adversely affect the synergies and other benefits that BAT expects to achieve if the Proposed Acquisition and the integration of the companies’ respective businesses are not completed within the expected timeframe. See paragraphs 10.3 and 10.4 of Part VI (Details of the Proposed Acquisition) of this Prospectus.

1.2	BAT will be required to complete the Proposed Acquisition whether or not financing is available and BAT may encounter difficulties or high costs associated with securing refinancing of debt incurred in connection with the Proposed Acquisition

The receipt of financing by BAT is not a condition to Completion and, accordingly, BAT will be required to complete the Proposed Acquisition (assuming that all of the Conditions are satisfied) whether or not the loan agreement of up to $25 billion (the “Acquisition Facility”), entered into for the purpose of financing the Proposed Acquisition, or other financing is available, at all or on acceptable terms. Under the Acquisition Facility, provided certain key conditions precedent have been satisfied (including, inter alia, confirmation from BAT of the receipt of the requisite approvals by BAT Shareholders and RAI Shareholders to complete the Proposed Acquisition), banks are obliged to participate in advances during the availability period unless there is a Major Default or breach of a Major Representation (each as defined in the Acquisition Facility and including non-payment, breach of the negative pledge or disposals restrictions, insolvency of an obligor and certain other key defaults). In addition, the interest rate applicable to borrowings under the Acquisition Facility will be based on floating interest rates, which could fluctuate significantly over the term of the Acquisition Facility.

BAT has announced that, to the extent the Acquisition Facility is drawn to finance the cash portion of the Merger Consideration, it intends to refinance the loans under that facility through issuances of new bonds in due course. Further, BAT may decide to pursue financing that would replace or supplement financing available under the Acquisition Facility. In particular, the Acquisition Facility includes a $15 billion tranche which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 12 months (or, if both extension options are exercised, 24 months) after the earlier of (1) the date of Completion and (2) the first business day falling six months after 16 January 2017 (the earlier of (1) and (2) being the “Start Date”), a $5 billion tranche which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 24 months (or, if both extension options are exercised, 36 months) after the Start Date, a $2.5 billion tranche which matures on the date falling 36 months after the Start Date and a $2.5 billion tranche which matures on the date falling 60 months after 16 January 2017. There is no guarantee that BAT would be able to replace, supplement or refinance the Acquisition Facility at all or on terms acceptable to BAT. The terms of any debt incurred to replace, supplement or refinance the Acquisition Facility may be materially worse than the terms of the Acquisition Facility. BAT’s ability to obtain financing to refinance the Acquisition Facility will be subject to various factors, including market conditions, operating performance and the BAT Group’s credit rating.

Following announcement of the Proposed Acquisition, Standard & Poor’s Ratings Services downgraded the long-term rating of the BAT Group from A- to BBB+ and reaffirmed the A-2 short-term rating of the BAT Group and Moody’s Investors Service downgraded the long-term rating of the BAT Group from A3 to Baa2 and reaffirmed the P-2 short-term rating of the BAT Group. Any impairment of the BAT Group’s ability to obtain future financing on favourable terms, including as a result of a reduction of the BAT Group’s credit rating, could have an adverse effect on the BAT Group’s ability to finance the cash portion of the Merger Consideration with the issuance of debt securities or with another alternative to the Acquisition Facility, or to refinance the Acquisition Facility if drawn.

1.3	Under the Merger Agreement, BAT, through its subsidiaries, will acquire RJR Tobacco Company’s NEWPORT brand, the leading US menthol cigarette brand; however, any action by the FDA or any other governmental authority that could have the effect of banning or materially restricting the use of menthol in tobacco products would not give rise to a right to terminate the Merger Agreement

As a result of the Proposed Acquisition, the BAT Group will acquire RJR Tobacco Company’s NEWPORT brand, the leading US menthol cigarette brand, the sales of which, together with the RAI Group’s other menthol brands, represent a substantial portion of the RAI Group’s consolidated total net sales. The RAI Group estimates that approximately 50% of its total consolidated net sales were attributable to menthol cigarettes for the year ended 31 December 2016. In 2013, the FDA issued its preliminary scientific evaluation regarding menthol cigarettes, concluding that menthol cigarettes adversely affect initiation, addiction and cessation compared to non-menthol cigarettes. In 2013, the FDA also issued an Advance Notice of Proposed Rulemaking, seeking comments on various issues relating to the potential regulation of menthol cigarettes. Although it is not possible to predict whether or when the FDA will take actions, if the FDA or any other governmental authority were to adopt regulations banning or severely restricting the use of menthol in tobacco products or the sale of menthol cigarettes, those regulations could have a material adverse effect on sales of the NEWPORT brand and the menthol styles of other RAI Group brands, which could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group, and following Completion, the Combined Group.

Under the terms of the Merger Agreement, BAT and RAI expressly agreed that a menthol regulatory action would not be considered in determining whether a material adverse effect, as defined in the Merger Agreement, on a party had occurred, and would not give rise to a right to terminate the Merger Agreement.

1.4	Litigation against certain members of the RAI Group related to tobacco products could have an adverse effect on the consolidated results of operations, cash flows and financial position of the RAI Group; however, such litigation may not give rise to a right to terminate the Merger Agreement

Certain members of the RAI Group have been named in a large number of tobacco-related legal actions, proceedings or claims and it is likely that legal actions, proceedings and claims arising out of the sale, distribution, manufacture, development, advertising, marketing, promotion and claimed health effects of cigarettes and other tobacco products will continue to be filed against the BAT Group, the RAI Group and other tobacco companies for the foreseeable future. These legal actions, proceedings and claims could impose substantial monetary obligations on the RAI Group and could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group and, following Completion, the Combined Group. However, under the terms of the Merger Agreement, BAT and RAI expressly agreed that all actions or judgments regarding any tobacco litigation that was commenced prior to the date of the Merger Agreement would not be considered in determining whether a material adverse effect, as defined in the Merger Agreement, on a party has occurred and would not give rise to a right to terminate the Merger Agreement. In addition, any such tobacco litigation that is commenced on or after the date of the Merger Agreement (other than any such litigation brought by or on behalf of any governmental entity to the extent such action or judgment is not a part of or an extension or expansion of any litigation commenced prior to the date of the Merger Agreement) would also not be considered in determining whether a material adverse effect on a party has occurred, and would not give rise to a right to terminate the Merger Agreement. Any legal actions, proceedings and claims could impose substantial monetary obligations on the RAI Group and could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group, and following Completion, the Combined Group.

1.5	The Proposed Acquisition is subject to the receipt of numerous approvals, including from BAT Shareholders and RAI Shareholders. Failure to obtain these approvals would prevent Completion

Before the Proposed Acquisition can be completed, (1) BAT Shareholders must approve the Merger Agreement and the transactions contemplated thereby as a class 1 transaction and authorise the Directors to allot and issue the New BAT Shares, (2) holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the RAI Special Meeting must approve the Merger Agreement (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI) is not entitled to vote in respect of this stock) and (3) holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries, must approve the Merger Agreement. Although BAT has agreed to vote shares of RAI capital stock owned by the BAT Group in favour of the Proposed Acquisition in respect of (2) above, there can be no assurance that the approvals referred to in (2) above will be obtained. Furthermore, even if a majority of the outstanding shares of RAI capital stock, referred to in (2) above, are voted in favour of the Proposed Acquisition, Completion will not take place if holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting and that are not owned, directly or indirectly, by the BAT Group or RAI’s subsidiaries, referred to in (3) above, do not approve the Merger Agreement. Failure to obtain the required approvals within the expected time frame, or having to make significant changes to the structure, terms or conditions of the Proposed Acquisition to obtain such approvals, may result in a material delay in, or the abandonment of, the Proposed Acquisition. Any delay in Completion may adversely affect the synergies and other benefits that BAT expects to achieve assuming the Proposed Acquisition and the integration of the BAT Group’s and the RAI Group’s respective businesses are completed within the expected timeframe.

1.6	After Completion, the BAT Group may fail to successfully integrate the RAI Group into its business, the Combined Group may fail to realise the expected synergies and other benefits of the Proposed Acquisition and the costs to achieve the synergies and benefits may be higher than anticipated

The BAT Group and the RAI Group have operated and, until Completion, will continue to operate, independently, and there can be no assurances that their businesses can be integrated successfully. The success of the Proposed Acquisition will depend, in part, on the effectiveness of the integration process and the ability of the Combined Group to realise the expected synergies and other benefits from combining the businesses of the BAT Group and the RAI Group. There is also no assurance that the costs to integrate and achieve the synergies will not be higher than anticipated. The Combined Group’s ability to realise these anticipated benefits and synergies is subject to certain risks, including the following:

•	changes or conflicts in corporate culture, controls, procedures and systems;

•	retaining existing employees and attracting new employees;

•	maintaining relationships with customers, suppliers and other constituencies; and

•	inefficiencies associated with the integration and management of the operations of the Combined Group.

The BAT Group will be required to devote significant management attention and resources to integrating the business practices and operations of the BAT Group and the RAI Group, which may result in diversion of the attention of each group’s management and employees from ongoing operations, the lack of personnel or other resources to pursue other potential business opportunities and the disruption of, or the loss of momentum in, each group’s ongoing businesses.

BAT and RAI expect to incur significant costs associated with the Proposed Acquisition and combining the operations of the two groups. The significant costs associated with the Proposed Acquisition include, among others, fees and expenses of financial advisers and other advisers and representatives, certain employment-related costs relating to employees of the RAI Group, fees and expenses related to the Acquisition Facility and the refinancing of the Acquisition Facility, costs of defending any potential litigation related to the Proposed Acquisition, costs of public relations firms engaged in connection with the Proposed Acquisition, filing fees due in connection with filings required under the HSR Act and filing fees and printing and mailing costs for this Prospectus, the Circular and the Form F-4. Some of these costs have already been incurred or may be incurred regardless of whether the Proposed Acquisition is completed, including a portion of the fees and expenses of financial advisers and other advisers and representatives, filing fees under the HSR Act and costs related to this Prospectus, the Circular and Form F-4. The BAT Group will also incur fees and costs related to formulating and implementing integration plans with respect to the two groups, including systems integration costs. While the Directors believe that the costs associated with the Proposed Acquisition and expected synergies have been reasonably estimated, unanticipated events or integration issues may arise which result in a delay or reduction in the benefits anticipated from the Proposed Acquisition, or in costs significantly in excess of those estimated.

If the Combined Group is not able to successfully combine the businesses of the BAT Group and the RAI Group within the anticipated time frame, or at all, the expected synergies and other benefits of the Proposed Acquisition may not be realised fully or at all or may take longer to realise than expected, the combined businesses may not perform as expected and the value of the BAT Shares and BAT ADSs (including the share portion of the Merger Consideration) may be adversely affected. Accordingly, even if the Proposed Acquisition is completed, the contemplated synergies and benefits may not be realised fully, or at all, or may take longer to realise than expected.

1.7	Uncertainties associated with the Proposed Acquisition may cause a loss of the RAI Group’s senior management personnel and other key employees, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion

The Combined Group’s success after Completion will depend in part upon its ability to hire key senior management personnel and employees and to retain key senior management personnel and other key employees of the RAI Group. The employees of the RAI Group may experience uncertainty about their roles within the Combined Group following the Proposed Acquisition. In addition, certain of the RAI Group’s equity incentive and other compensation arrangements contain change of control clauses providing for outstanding equity awards to vest or compensation or benefits to be provided to RAI directors or executive officers either upon an RAI change in control, or in connection with certain terminations of employment on or following an RAI change in control. If completed, the Proposed Acquisition would constitute an RAI change in control for the purposes of these equity incentive and other compensation arrangements, thereby resulting in the settlement of certain outstanding equity awards and, in the event of certain terminations of employment on or following an RAI change in control, giving rise to vesting of certain other outstanding equity awards and other payments in connection with an RAI change in control. Such uncertainty and availability of payments may inhibit the ability to retain key senior management personnel and other key employees following Completion.

Accordingly, there can be no assurance that key RAI senior management personnel and other key employees can be retained either prior to or following Completion to the same extent that the RAI Group has previously been able to attract and retain its employees, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion.

1.8	The business relationships of the RAI Group may be subject to disruption due to uncertainty associated with the Proposed Acquisition, which could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group and, following Completion, the Combined Group

Parties with which the RAI Group does business may experience uncertainty associated with the Proposed Acquisition and related transactions, including with respect to current or future business relationships with the RAI Group or, following Completion, the Combined Group. The business relationships of the RAI Group may be subject to disruption as customers, distributors, suppliers, vendors and others may attempt to negotiate changes in existing business relationships or consider entering into business relationships with parties other than the RAI Group or, following Completion, the Combined Group. These disruptions could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion, including an adverse effect on the Combined Group’s ability to realise the expected synergies and other benefits of the Proposed Acquisition. The risk, and adverse effect, of any disruption could be exacerbated by a delay in Completion or termination of the Merger Agreement.

1.9	The Merger Agreement subjects the BAT Group and the RAI Group to restrictions on their respective business activities prior to Completion

The Merger Agreement subjects the BAT Group and the RAI Group to restrictions on their respective business activities and obligates the BAT Group and the RAI Group to generally operate their respective businesses in the ordinary course in all material respects consistent with past practice prior to Completion. These restrictions could prevent the BAT Group and the RAI Group from pursuing attractive business opportunities that arise prior to Completion and are outside the ordinary course of business, or otherwise have an adverse effect on the BAT Group’s or the RAI Group’s results of operations, cash flows and financial position.

1.10	The Proposed Acquisition may be subject to litigation, which could delay the Proposed Acquisition and prevent Completion.

Members of the BAT Group and the RAI Group may in the future be party to legal proceedings and claims related to the Proposed Acquisition. Legal challenges to the Proposed Acquisition could result in an injunction, preventing or delaying Completion.

1.11	The exchange ratio is fixed and will not be adjusted in the event of any change in the market price of BAT ADSs, BAT Shares or RAI Shares. Because the market price of BAT ADSs and BAT Shares may fluctuate, the value of the Merger Consideration that BAT will be required to pay in the Proposed Acquisition is uncertain

In the Proposed Acquisition, each RAI Share (other than any RAI Shares owned by the BAT Group or RAI Shares owned by RAI Shareholders who have properly asserted and not lost or effectively withdrawn a demand for appraisal rights pursuant to Article 13 of the North Carolina Business Corporation Act (the “NCBCA”)) automatically will be converted into the right to receive the Merger Consideration, consisting of (1) a number of BAT ADSs representing 0.5260 of a New BAT Share, plus (2) $29.44 in cash, without interest. No fractional New BAT ADSs will be issued in the Proposed Acquisition, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADS (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADSs).

Though the cash portion of the Merger Consideration is known, because the exchange ratio is fixed and will only be adjusted in certain limited circumstances (including recapitalisations, reclassifications, share splits or combinations, exchanges, mergers, consolidations or readjustments of shares, or share dividends or similar transactions involving BAT or RAI), the value of the share portion of the Merger Consideration will depend on the market price of BAT ADSs, BAT Shares and RAI Shares at the time of Completion. The exchange ratio will not be adjusted for changes in the market price of BAT ADSs, BAT Shares or RAI Shares or in exchange rates between the date of signing the Merger Agreement and Completion. There will be a lapse of time between the date on which RAI Shareholders vote on the Merger Agreement at the RAI Special Meeting and the date on which RAI Shareholders entitled to receive New BAT ADSs actually receive such New BAT ADSs. The value of the share portion of the Merger Consideration has fluctuated since the date of the announcement of the Proposed Acquisition and will continue to fluctuate from the date of this Prospectus to the date of Completion and thereafter. The closing price per RAI Share on the NYSE as at 20 October 2016, the last trading date before the public announcement of the Proposed Acquisition, was $47.17, and the closing price per RAI Share has fluctuated as high as $67.73 and as low as $52.67 since that date and 12 June 2017, the Latest Practicable Date. The closing price of BAT ADSs on the NYSE MKT as at 20 October 2016, the last trading day before the public announcement of BAT’s proposal to merge with RAI, was $59.07 (after giving effect to the BAT ADS ratio change as at 14 February 2017), and the closing price per BAT ADS has fluctuated as high as $73.28 and as low as $52.97 since that date and 12 June 2017, the Latest Practicable Date. The closing price of BAT Shares on the LSE as at 20 October 2016, was £48.03, and the closing price per BAT Share has fluctuated as high as £56.43 and as low as £42.59 since that date and 12 June 2017, the Latest Practicable Date. Accordingly, at the time of the BAT General Meeting, the value of the share portion of the Merger Consideration will not be known. Share price changes may result from a variety of factors, including, among others, general market and economic conditions, changes in the BAT Group’s and the RAI Group’s respective operations and prospects, cash flows, and financial position, foreign exchange fluctuations, any potential shareholder litigation related to the Proposed Acquisition, market assessments of the likelihood of Completion, the timing of the Proposed Acquisition, regulatory considerations, the anticipated dilution to holders of BAT Shares and BAT ADSs as a result of the issuance of the share portion of the Merger Consideration and results of smoking and health litigation. Therefore as the market price of BAT ADSs, BAT Shares and RAI Shares may fluctuate, the value of the Merger Consideration that BAT will be required to pay in the Proposed Acquisition is uncertain. BAT Shareholders and RAI Shareholders are urged to obtain current market quotations for BAT ADSs, BAT Shares and RAI Shares.

1.12	The Merger Agreement limits the ability of BAT to pursue alternatives to the Proposed Acquisition prior to Completion

The Merger Agreement contains provisions that make it more difficult for BAT to pursue alternatives to the Proposed Acquisition prior to Completion and limits the ability of BAT to terminate the Merger Agreement. These provisions include a general prohibition on BAT from soliciting alternatives to the Proposed Acquisition and, subject to certain exceptions, entering into discussions relating to an alternative to the Proposed Acquisition. The Merger Agreement also contains provisions that make it more difficult for the BAT board of directors (the “Board”) to withhold, withdraw or qualify its recommendation that BAT Shareholders approve the Merger Agreement. Subject to certain rights to match the terms of proposed alternative transactions, the Board may withhold or withdraw its recommendation only if it determines in good faith that the failure to withhold or withdraw its recommendations would be inconsistent with its fiduciary duties to BAT Shareholders under applicable law. See paragraph 17.1.1 of Part XIX (Additional Information) in this Prospectus.

Even if the Board withholds, withdraws or qualifies its recommendation with respect to the Merger Agreement, in accordance with the terms and conditions of the Merger Agreement, BAT will still be required to submit the approval of the Merger Agreement to a vote by its shareholders at the BAT General Meeting, unless the Merger Agreement is terminated prior to the date of the BAT General Meeting in accordance with its terms.

In certain cases, upon termination of the Merger Agreement following a withholding, withdrawal or qualification of the recommendation of the Board, BAT will be required to pay to RAI a termination fee of $1 billion.

If the Merger Agreement is terminated and BAT determines to seek another business combination, BAT may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Proposed Acquisition. In certain circumstances, a termination fee of $1 billion may be payable by BAT if the Merger Agreement is terminated and BAT enters into a definitive agreement with respect to an alternative transaction (see paragraph 10.4 of Part VI (Details of the Proposed Acquisition) in this Prospectus).

1.13	BAT may waive one or more conditions to the Proposed Acquisition without resoliciting shareholder approval for the Proposed Acquisition

Certain conditions to BAT’s obligations to complete the Proposed Acquisition may be waived, in whole or in part, to the extent legally permissible, either unilaterally or by agreement of BAT and RAI. In the event that any such waiver does not require resolicitation of shareholders, the parties will have the discretion to complete the Proposed Acquisition without seeking further shareholder approval.

1.14	The substantial additional indebtedness that the BAT Group will incur in connection with the Proposed Acquisition could adversely affect the BAT Group’s, and following Completion, the Combined Group’s, financial position, including by decreasing the BAT Group’s, and following Completion, the Combined Group’s, business flexibility, and resulting in a further reduction of the BAT Group’s, and following Completion, the Combined Group’s credit rating

Following Completion, the Combined Group will have substantially increased debt compared to the BAT Group’s historical level of debt. The BAT Group’s consolidated net debt was £16.8 billion as at 31 December 2016. The BAT Group’s pro forma net debt as at 31 December 2016 if the Proposed Acquisition had been completed on 31 December 2016, would have been approximately £46.1 billion, of which £25.2 million, or 51%, of the estimated pro forma gross interest bearing debt of the BAT Group following the Proposed Acquisition would have been at variable rates of interest as at 31 December 2016. BAT expects to incur approximately $38 billion of additional debt in connection with the Proposed Acquisition, as a result of financing to complete the Proposed Acquisition and debt assumed in the Proposed Acquisition. This increased level of debt could have the effect, among other things, of reducing the Combined Group’s flexibility to respond to changing business and economic conditions and will have the effect of increasing the Combined Group’s interest expense thereby tightening restrictive covenants under BAT’s revolving credit facility agreement. In addition, the amount of cash required to service the Combined Group’s increased debt levels and increased aggregate dividends following Completion and thus the demands on the Combined Group’s cash resources will be greater than the amount of cash flows required to service the BAT Group’s debt and pay dividends prior to the Proposed Acquisition. The increased levels of debt and dividends following Completion could also reduce funds available for the Combined Group’s investments in research and development and capital expenditures, share repurchases and other activities and may create competitive disadvantages for the Combined Group relative to other companies with lower debt levels.

The BAT Group’s credit rating impacts the cost and availability of future borrowings and, accordingly, the BAT Group’s cost of capital. The BAT Group’s credit rating reflects each credit rating organisation’s opinion of the BAT Group’s financial strength, operating performance and ability to meet the BAT Group’s debt obligations. Following the announcement of the Proposed Acquisition, Standard & Poor’s Ratings Services downgraded the BAT Group’s long-term rating from A- to BBB+ and reaffirmed BAT’s A-2 short-term rating and Moody’s Investors Service downgraded the BAT Group’s long-term rating from A3 to Baa2 and reaffirmed the BAT Group’s P-2 short-term rating. The reduction in the BAT Group’s credit rating by Standard & Poor’s Ratings Services and Moody’s Investors Service and any further reduction may limit the BAT Group’s ability to borrow at interest rates consistent with the interest rates that have been available to the BAT Group prior to the Proposed Acquisition. If the BAT Group’s credit rating is reduced further, the BAT Group may not be able to sell additional debt securities or borrow money in the amounts, at the times or interest rates or upon the more favourable terms and conditions that might be available if the BAT Group’s current credit rating is maintained. Any impairment of the BAT Group’s ability to obtain future financing on favourable terms could have an adverse effect on the BAT Group’s ability to finance the cash portion of the Merger Consideration with the issuance of debt securities or another alternative to the Acquisition Facility on terms more favourable than under the Acquisition Facility, or to refinance the Acquisition Facility if drawn.

In addition, future borrowings under circumstances in which the Combined Group’s debt is rated below investment grade may contain further restrictions that impose significant restrictions on the way the Combined Group operates following the Proposed Acquisition.

1.15	BAT Shareholders and RAI Shareholders will have a reduced ownership and voting interest in the Combined Group than they currently have in BAT and RAI, respectively

Following Completion, BAT Shareholders and RAI Shareholders will own a smaller percentage of the Combined Group than they currently own of BAT and RAI, respectively. Based on the number of RAI Shares and BAT Shares in issue at the Latest Practicable Date and the total number of RAI Shares that are expected to be settled for BAT ADSs in connection with the Proposed Acquisition, it is expected that, immediately following Completion, existing BAT Shareholders will own approximately 81% of the Combined Group and former RAI Shareholders will own approximately 19% of the Combined Group’s share capital (excluding treasury shares in BAT (the “BAT Treasury Shares”)). As a consequence, the number of voting rights which can be exercised and the influence which may be exerted by shareholders in respect of the Combined Group will be reduced.

1.16	The Combined Group may have to make additional contributions following Completion to fund the RAI Group’s pension and other post-retirement benefit plans, in addition to the BAT Group’s pension plans

The BAT Group and the RAI Group currently maintain and contribute to defined benefit pension plans and other post-retirement benefit plans that cover various categories of employees and retirees. The obligation to make contributions to fund benefit obligations under these pension and other post-retirement benefit plans is based on actuarial valuations, which are based on certain assumptions, including the long-term return on plan assets and discount rate. The Combined Group may have to make additional contributions following Completion to fund the RAI Group’s pension and other post-retirement benefit plans, in addition to any such BAT Group pension plans. Additional contributions could have an adverse effect on the cash flows of the Combined Group.

2.	Risks relating to the businesses and industries of the BAT Group and/or the RAI Group, and, following Completion, the Combined Group

2.1	Competition from illicit sources may have an adverse effect on the Combined Group’s overall sales volume, restricting the ability to increase selling prices and damaging brand equity

Illicit trade and tobacco trafficking in the form of counterfeit products, smuggled genuine products and locally manufactured products on which applicable taxes are evaded, represent a significant and growing threat to the legitimate tobacco industry. For example, it is estimated by Euromonitor International that the illicit market for cigarettes accounted for approximately 11% of total sales, excluding China, in 2016. Factors such as increasing levels of taxation, price increases, lack of law enforcement, weak border control, regulatory restrictions such as plain packaging or graphic health warnings, display bans, taste or ingredient restrictions and economic downturn are encouraging more adult tobacco consumers to switch to illegal cheaper tobacco products and providing greater rewards for counterfeiters and smugglers. Illicit trade may have an adverse effect on the Combined Group’s overall sales volume and profits, restrict the ability to increase selling prices and damage brand equity, which in turn could lead to a competitive disadvantage. Illicit trade may also potentially damage the Combined Group’s reputation, undermine the Combined Group’s investment in trade marketing and distribution, negatively impact the Combined Group’s brand image and may lead to commoditisation of its products. This could have an adverse effect on the Combined Group’s business, results of operations and financial conditions.

2.2	The Combined Group’s business faces increasing tobacco control and regulation which may have an impact on its overall sales volume and profit

The advertising, sale and consumption of tobacco products have been, and continue to be, subject to increasingly stringent regulatory regimes. These restrictions have been introduced by both regulation and voluntary agreements and may impact the Combined Group’s ability to sell its existing products, maintain or build brand equity, communicate with adult tobacco consumers, apply strategic pricing decisions, launch future products and innovations, enter new markets, including through acquisitions, and compete within the legitimate tobacco industry; may impact adult tobacco consumers’ ability to differentiate products; may reduce adult tobacco consumer acceptability of new product specifications and, in particular, may contribute to the growth of illicit tobacco products. This may have an adverse effect on the Combined Group’s business, results of operations and financial conditions.

Increased scope and severity of compliance regimes introduced by new regulation could lead to higher costs and greater complexity and potential reputational damage, product recall, regulatory sanctions or fines in connection with inadvertent breach. The enactment of unduly onerous and restrictive regulation may adversely affect the Combined Group’s share price.

Taking into account the significant number of regulations that may apply to the BAT Group, the RAI Group and, following Completion, the Combined Group’s businesses across the world, the BAT Group is, and the Combined Group may in the future be, subject to claims for breach of such regulations. Even when proven untrue, there are often financial costs and reputational impacts in defending against such claims, in particular, considering the speed and spread of any accusations through social media. See Part IX (Regulation) of this Prospectus for further information in relation to the regulations that will apply to the Combined Group.

Most regulations or potential regulatory initiatives can typically be categorised as follows:

•	Place: including regulations restricting smoking in private, public and work places (e.g. public place smoking bans);

•	Product: including regulations on the use of ingredients, product design and attributes (e.g. ceilings regarding tar, nicotine and carbon monoxide yields, as well as restrictions on flavours); product safety regulations (e.g. General Product Safety Directive (2001/95/EC), electrical safety regulations and reduced cigarette ignition propensity standards) and regulatory product disclosure requirements (e.g. in relation to ingredients and emissions);

•	Packaging and labelling: including regulations on health warnings and other government mandated messages (e.g. in respect of content, positioning, size and rotation); restrictions on the use of certain descriptors and brand names; requirements on pack shape, size, weight and colour and mandatory plain packaging;

•	Sponsorship, promotion and advertising: including partial or total bans on tobacco advertising, marketing, promotions and sponsorship and restrictions on brand sharing and stretching (the latter refers to the creation of an association between a tobacco product and a non-tobacco product by the use of tobacco branding on the non-tobacco product);

•	Purchase: including regulations on the manner in which tobacco products are sold, such as type of outlet (e.g. supermarkets and vending machines) and how they are sold (e.g. above the counter versus beneath the counter); and

•	Price: including regulations which have implications for the prices which manufacturers can charge for their tobacco products (e.g. excise and minimum prices).

The Directors believe that further tobacco-control regulation is inevitable over the medium term in most of the Combined Group’s markets, and is driven by tobacco control activities undertaken by national governments and non-governmental organisations, as well as guidelines and protocols derived from the World Health Organization’s Framework Convention on Tobacco Control (“FCTC”). The FCTC is an international public health treaty, ratified by 180 governments worldwide, that establishes a global programme to promote the regulation of tobacco in an effort to reduce initiation and encourage cessation.

The FCTC has led to increased efforts by tobacco control advocates and public health organisations to reduce the supply of and demand for tobacco products, and to encourage governments to further regulate the tobacco industry. Many of the measures outlined in the FCTC have been or are being implemented by means of national legislation in many markets in which the Combined Group operates.

In recent years, some countries have moved beyond the recommendations of the FCTC. For example, the adoption of the Tobacco Plain Packaging Act 2011 in Australia has required the use of plain packaging in Australia since 1 December 2012. The European Union has also adopted the revised Tobacco and Related Products Directive (Directive 2014/40/EU) (the “Revised TPD”). Among other things, this directive bans the sale of tobacco products with a characterising flavour. Menthol flavoured cigarettes are exempt from the ban until May 2020. The Revised TPD also purports to leave open to EU Member States the possibility of further standardising the packaging of tobacco products and to apply its provisions in different ways. For example, it provides, among other things, that the labelling, packaging and the tobacco product itself shall not include any element or feature that suggests that a particular tobacco product has vitalising, energetic, healing, rejuvenating, natural, organic properties or has other health or lifestyle benefits. On 1 February 2017, the French Government applied its laws transposing these provisions into French national law to prohibit the sale of all variants of VOGUE cigarettes from February 2018, as well as the use of certain other tobacco brand and brand variant names.

More recently, significant debate has been generated regarding the appropriate regulation of Next Generation Products. This includes debate over the nicotine liquids used in vapour products, and the classification of products and restrictions on advertising. A consensus framework for regulating and taxing such products has yet to emerge.

2.3	Completion will result in the BAT Group becoming subject to US regulations which are different from the regulations to which the BAT Group is currently subject. Current and future US regulations could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion

Prior to Completion, the BAT Group’s main exposure to the US market is limited to its ownership of RAI Shares. Following Completion, the BAT Group’s exposure to the impact of a wide variety of US federal, state and local laws would increase (by virtue of BAT’s beneficial ownership of 100% of the shareholding of RAI). Any such existing or future additional regulations will pose an increased compliance burden for the BAT Group and, particularly where supplemented by new regulations, this could lead to higher costs and greater complexity, and potential reputational damage, product recall, regulatory sanctions or fines in connection with inadvertent breach. The enactment of unduly onerous and restrictive regulation may also adversely affect BAT’s share price and could have a material adverse effect on the results of operations, cash flows and financial position of the Combined Group.

These regulations include limitations on the advertising, sale and/or use of tobacco products in the United States. For example, there are US local laws that prohibit the sale of certain tobacco products, certain types of marketing practices, such as consumer coupons, or the consumption of cigarettes and other tobacco products in restaurants and other public places. Private businesses also have adopted policies that prohibit or restrict, or are intended to discourage, smoking and tobacco use. These US laws and regulations could result in a decline in the overall sales volume of tobacco products in the United States, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group.

Following Completion, the Combined Group will be subject to, among others, the following US laws and regulations:

FDA regulations

The FDA has broad authority over the manufacture, sale, marketing and packaging of tobacco products. Regulations issued by the FDA could, among other things, result in a decrease in cigarette and smokeless tobacco product sales in the United States, including sales of the Combined Group’s brands, and may increase the costs of operations of the Combined Group following Completion.

For example, the ability of the Combined Group to introduce new tobacco products in the United States could be adversely affected by FDA rules and regulations. Under the FDA Tobacco Act, for a manufacturer to launch a new tobacco product or modify an existing tobacco product after 22 March 2011, the manufacturer must obtain an order from the FDA’s Center for Tobacco Products (the “CTP”), allowing the new or modified product to be marketed. Similarly, a manufacturer that introduced a product between 15 February 2007 and 22 March 2011, was required to file a substantial equivalence report with the CTP demonstrating either (1) that the new or modified product had the same characteristics as a product commercially available as at 15 February 2007, referred to as a predicate product, or (2) if the new or modified product had different characteristics than the predicate product, that it did not raise different questions of public health. A product subject to such report is referred to as a provisional product. A manufacturer may continue to market a provisional product unless and until the CTP issues an order that the provisional product is not substantially equivalent (“NSE”), in which case the FDA could then require the manufacturer to remove the provisional product from the market. On 15 September 2015, the CTP issued four NSE orders to RJR Tobacco Company, determining that four cigarette styles were not substantially equivalent to their respective predicate products, and ordering that RJR Tobacco Company immediately stop all distribution, importation, sale, marketing and promotion of these provisional products. RJR Tobacco Company has complied with these NSE orders. Although the sales of the provisional products subject to the foregoing NSE orders are not material to RJR Tobacco Company, substantially all of the RAI Group’s products currently on the market are provisional products. If the CTP were to issue NSE orders with respect to other provisional products of the RAI Group such orders, if not withdrawn or invalidated, would have an adverse impact on the sales of the products subject to the orders, and could have an adverse impact on the results of operations, cash flows and financial position of the RAI Group, and, following Completion the Combined Group.

On 27 August 2015 the FDA sent a warning letter to the RAI Group’s operating subsidiary SFNTC, claiming that SFNTC’s use of the terms “Natural” and “Additive Free” in the product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes violates the FDA Tobacco Act. Pursuant to an agreement entered into with the FDA, SFNTC has committed to phasing out use of the terms “Natural” and “Additive Free” from product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes on an established timeframe. While SFNTC may continue to use the term “Natural” in the NATURAL AMERICAN SPIRIT brand name and trademarks, SFNTC’s scheduled deletion of the terms “Natural” and “Additive Free” from the labelling and advertising of its NATURAL AMERICAN SPIRIT cigarettes could have an adverse effect on the sale of such cigarettes and, as a result, on the results of operations, cash flows and financial position of the RAI Group and, following Completion, the Combined Group.

Further, the FDA may seek to require the reduction of nicotine levels under the FDA Tobacco Act and also may require the reduction or elimination of other constituents. For instance, the FDA has proposed a rule that, if adopted, would require the reduction, over a three-year period, of the levels of N-nitrosonornicotine (“NNN”) contained in smokeless tobacco products. The adoption of this proposed rule is currently suspended by virtue of a federal regulatory freeze imposed by the US President. It is not known whether or when this proposed rule will be adopted, and, if adopted, whether the final rule will be the same as or similar to the proposed rule. If the proposed rule is adopted, however, in its current form (or in a form substantially similar to its current form), compliance or the inability to comply could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group.

FDA regulations in relation to Next Generation Products

The FDA may also issue other regulations that, among other things, make it more difficult for the Combined Group to grow its e-cigarette business in the United States or that limit the level of nicotine in cigarettes made, sold or marketed in the United States. On 10 May 2016, the FDA issued a final regulation deeming e-cigarettes and certain other tobacco products to be subject to the FDA’s regulatory authority under the FDA Tobacco Act. As a result, such newly “deemed” tobacco products will be subject to many of the same requirements of the FDA Tobacco Act that currently apply to cigarettes and smokeless tobacco products. Under the final regulation, any newly “deemed” tobacco products, including e-cigarettes that were not on the market as at 15 February 2007 will be considered a new tobacco product subject to premarket review by the FDA. Neither RJR Vapor’s VUSE e-cigarette, nor virtually any other e-cigarette, was on the market as at such date. As a result, e-cigarette manufacturers, including RJR Vapor and, following Completion, the Combined Group will not be able to utilise the substantial equivalence pathway for clearing these products, but instead will have to file premarket tobacco product applications. These applications must be filed by 8 August 2018, for e-cigarette products in the market as at 8 August 2016. A manufacturer that files a premarket application for such a product may continue to market the product for a certain period of time pending the FDA’s review of the application. For products that were not in the market by 8 August 2016, manufacturers must file and await clearance of such premarket applications before placing such products into commerce.

For the FDA to clear a premarket tobacco product application covering an e-cigarette, the applicant must show that the marketing of the e-cigarette would be appropriate for the protection of the public health. At present, there is substantial uncertainty over how the FDA will interpret that standard when determining whether to clear an e-cigarette premarket tobacco application. If following Completion, the Combined Group is unable to obtain FDA clearance, or obtains FDA clearance on a delayed basis, of premarket applications for VUSE and other e-cigarette products, then there could be an adverse effect on the results of operations, cash flows, and financial position of the Combined Group.

Regulations banning or materially restricting the use of menthol in tobacco products

As a result of the Proposed Acquisition the Combined Group will acquire RJR Tobacco Company’s NEWPORT brand, and other menthol brands, which represent a substantial portion of RAI’s total consolidated net sales. The RAI Group estimates that approximately 50% of its total consolidated net sales were attributable to menthol cigarettes for the year ended 31 December 2016. The FDA may adopt regulations banning or severely restricting the use of menthol in tobacco products or the sale of menthol cigarettes. See “Under the Merger Agreement, BAT, through its subsidiaries, will acquire RJR Tobacco Company’s NEWPORT brand, the leading US menthol cigarette brand; however, any action by the FDA or any other governmental authority that could have the effect of banning or materially restricting the use of menthol in tobacco products would not give rise to a right to terminate the Merger Agreement” at paragraph 1.3 of Part II (Risk Factors) of this Prospectus.

Advertising and marketing of tobacco products

The RAI Group is, and, following Completion, the Combined Group will be, subject to significant limitations on the advertising and marketing of tobacco products in the United States. Additional such regulation could harm the value of the RAI Group and, following Completion, the Combined Group’s existing brands and ability to launch new brands. In the United States, television and radio advertisements of cigarettes have been prohibited since 1971, and television and radio advertisements of smokeless tobacco products have been prohibited since 1986. Under the master settlement agreement dated 23 November 1998 between 46 US states, the District of Columbia and five US territories and various tobacco manufacturers, including RJR Tobacco Company, B&W and Lorillard Tobacco (the “MSA”), resolving various state healthcare cost recovery claims, RJR Tobacco Company and SFNTC, cannot use billboard advertising, cartoon characters, sponsorship of certain events, non-tobacco merchandise bearing their brand names and various other advertising and marketing techniques. The MSA also prohibits targeting of youth in advertising, promotion or marketing of tobacco products, including the smokeless tobacco products of RJR Tobacco Company. Although these restrictions were intended to ensure that tobacco advertising was not aimed at young people, some of the restrictions also may limit the ability of the RAI Group and, following Completion the Combined Group, to communicate with adult tobacco consumers in the United States.

US securities laws

As a result of the registration of the BAT Shares with the SEC, BAT will be subject to US securities laws and other US laws and regulations, including the US Foreign Corrupt Practices Act of 1977 (the “FCPA”), which upon Completion will apply to the Combined Group’s worldwide activities and the Sarbanes Oxley Act of 2002 as a foreign private issuer. These regulations are different from the regulations to which BAT is currently subject and therefore pose an increased compliance burden on the BAT Group. While the BAT Group continuously seeks to improve its systems of internal controls and to remedy any weaknesses identified, there can be no assurance that the policies and procedures will be followed at all times or effectively detect and prevent violations of applicable laws, including the FCPA.

Any additional regulations issued by the FDA or any additional US federal, state or local laws could have a material adverse effect on the results of operations, cash flows and financial position of the Combined Group.

2.4	Significant and/or unexpected increases or structural changes in tobacco-related taxes have been proposed or enacted and are likely to continue to be proposed or enacted in numerous jurisdictions. These changes may result in a decline in overall sales volume for the Combined Group’s products or may alter its sales mix

Tobacco products are subject to high levels of taxation, including excise taxes, sales taxes, import duties and levies in most markets in which the Combined Group will operate. In many of these markets, taxes are generally increasing but the rate of increase varies between markets and between different types of tobacco products. Increases in tobacco excise taxes may be caused by a number of factors including fiscal pressures, health policy objectives and increased lobbying pressure from anti-tobacco advocates. Significant or unexpected increases in tobacco taxes, the introduction of laws establishing minimum retail selling prices, changes in relative tax rates for different tobacco products or adjustments to excise structures, may result in an increase in illicit trade, a decline in overall sales volume for the Combined Group’s products or an alteration in its sales mix in favour of value-for-money brands and may have an adverse effect on the Combined Group’s business, results of operations and financial conditions. Increases in tobacco-related taxes, the introduction of new tobacco-related taxes or changes to excise structures could limit the Combined Group’s ability to increase the prices on tobacco products or could necessitate absorption of tax increases. Additionally, tax increases can also lead to portfolio erosion, reduction of legal industry sales volumes and growth in illicit trade.

2.5	The BAT Group’s and the RAI Group’s businesses face and, following Completion, the Combined Group’s business will face, significant tobacco-related and other litigation that could substantially reduce profitability and could severely impair liquidity

There are a number of legal and regulatory actions, proceedings and claims against the BAT Group and the RAI Group related to tobacco products pending in a number of jurisdictions, including the United States and Canada. These proceedings comprise claims for personal injury (both individual claims and class actions) and claims for economic loss arising from the treatment of smoking and health-related diseases (such as medical recoupment claims brought by local governments). There are also ongoing proceedings that are not directly related to tobacco products, including environmental pollution claims. These various proceedings could give rise to material liability.

Tobacco-related litigation

Tobacco-related litigation falls into three broad categories: medical reimbursement cases; class actions and individual cases.

In the United States, B&W is a defendant in a number of product liability cases. The total number of US tobacco product liability cases pending as at 31 March 2017 involving B&W was approximately 4,834 (compared to approximately 4,925 as at 31 December 2016). Since many of these pending cases seek unspecified damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of US dollars. See paragraph 18.1.3 of Part XIX (Additional Information) for more information on BAT Group’s US litigation.

Although the BAT Group currently has the benefit of an indemnity from RJR Tobacco Company with respect to all of the 4,834 cases involving B&W, following Completion this indemnity would be between members of the Combined Group, and as such the Combined Group would not benefit from an indemnification by an external party.

As at 31 March 2017, active product liability claims against the BAT Group companies existed in 14 markets outside the United States. The only markets with more than five claims were Argentina, Brazil, Canada, Chile, Italy and Nigeria. In Canada, following the implementation of legislation enabling provincial governments to recover healthcare costs directly from tobacco manufacturers ten actions for recovery of health-care costs arising from the treatment of smoking and health-related diseases have been brought and are proceeding in ten provinces. Damages sought have not yet been quantified by all ten provinces; however, in respect of five provinces the damages quantified in each of the provinces range between CAD$25-118 billion. Legislation in two of the three territories has received the Royal Assent but is not yet in force. As at 31 March 2017, medical reimbursement actions had been brought in Angola, Argentina, Brazil, Canada, Nigeria and South Korea and class actions had been brought in Brazil, Italy, Venezuela and Canada, with 11 class actions in Canada spread over seven provinces. See paragraph 18.1.4 of Part XIX (Additional Information) of this Prospectus for more information on BAT Group’s product liability outside the United States.

On 31 March 2017, there were 288 cases pending against the Reynolds Defendants (defined herein): 271 in the United States and 17 in Canada (not including the approximately 564 individual smoker cases pending in West Virginia state court as a consolidated action, 2,777 Engle Progeny cases, involving approximately 3,570 individual plaintiffs, and 2,352 Broin II cases). See paragraph 18.2.2 of Part XIX (Additional Information) for more information on Reynolds Defendants tobacco-related litigation.

The tobacco-related legal actions range from individual lawsuits to class-actions and other aggregate claim lawsuits. For example, in Engle v. R. J. Reynolds Tobacco Co, involving RJR Tobacco Company and B&W, the Florida Supreme Court issued a ruling that, while determining that the case could not proceed further as a class action, permitted members of the Engle class to file individual claims, including claims for punitive damages, through 11 January 2008. The decision preserved several of the Engle jury findings for use in adjudicating these subsequent individual actions, which are now known as Engle Progeny cases. As at 31 March 2017, RJR Tobacco Company had been served in 2,777 pending Engle Progeny cases filed on behalf of approximately 3,570 individual plaintiffs. Many of these are in active discovery or nearing trial. In all Engle Progeny cases tried to date, a central issue has been the proper use of the preserved Engle findings. RJR Tobacco has argued that the use of the Engle findings to establish individual elements of claims (such as defect, negligence and concealment) is a violation of federal due process. In 2013, both the Florida Supreme Court and the US Court of Appeals for the Eleventh Circuit rejected that argument. The Engle Progeny cases have resulted in increased litigation and trial activity, including an increased number of adverse verdicts, and increased expenses. Since the beginning of 2014 through 31 March 2017, RJR Tobacco Company and Lorillard Tobacco cumulatively paid $246 million in compensatory and punitive damages and $94.7 million for attorneys’ fees and statutory interest, for a total of $340.7 million, in these cases. In addition, outstanding jury verdicts in favour of the Engle Progeny plaintiffs had been entered against RJR Tobacco Company or Lorillard Tobacco for $197.8 million in compensatory damages (as adjusted) and $220.7 million in punitive damages, a total of $418.6 million. All of these verdicts are in various stages in the appellate process and have been bonded as required by Florida law under the $200 million bond cap passed by the Florida legislature in 2009. Bills are pending in the Florida legislature that would repeal the existing $200 million bond cap. Such a repeal, depending upon the amount of any adverse judgement, could increase the amount RJR Tobacco Company would be required to bond. Although

RJR Tobacco Company cannot currently predict when or how much it may be required to bond and pay, RJR Tobacco Company will likely be required to bond and pay additional judgements as the litigation proceeds.

Class-action suits have been filed in a number of states against individual cigarette manufacturers, including B&W, RJR Tobacco Company and RAI, alleging that the use of the terms “lights” and “ultra-lights” constitutes unfair and deceptive trade practices. In addition, several class actions have been filed against SFNTC and RAI asserting that use of the terms “natural”, “additive-free” and “organic” in the product labelling and advertising for SFNTC’s NATURAL AMERICAN SPIRIT cigarette brand violates state disclosure, and deceptive and unfair trade practice, statutes.

Furthermore, the RAI Group is and, following Completion, the Combined Group will be, subject to substantial payment obligations under the MSA and the state settlement agreements with the states of Mississippi, Florida, Texas and Minnesota (the MSA and such settlement agreements, collectively “State Settlement Agreements”). RAI’s operating subsidiaries’ expenses and payments under the State Settlement Agreements for 2016 amounted to $2,727 million in respect of settlement expenses and $3,042 million in respect of settlement cash payments. RAI’s operating subsidiaries’ projected expenses and payments under the State Settlement Agreements for 2017 and 2018, and thereafter, amount to greater than $3,000 million per year in respect of projected settlement expenses and, in respect of projected settlement cash payments, greater than $2,700 million in respect of 2017 and greater than $3,000 million per year in respect of 2018 and thereafter.

It is likely that legal actions, proceedings and claims arising out of the sale, distribution, manufacture, development, advertising, marketing and claimed health effects of cigarettes and other tobacco products will continue to be filed against the BAT Group and the RAI Group and other tobacco companies for the foreseeable future.

Non-tobacco-related litigation

There are also a number of non-tobacco-related legal and regulatory proceedings against the BAT Group and the RAI Group. For example, one of BAT’s subsidiaries has certain liabilities in respect of indemnities given on the purchase and disposal of former businesses in the United States, which has resulted in the BAT Group subsidiary entering into an arrangement with certain parties to fund a portion of the ongoing costs of the clean-up of environmental contamination in the Fox River. The sums the BAT Group subsidiary has agreed to pay under the Funding Agreement are subject to ongoing adjustment, as clean-up costs can only be estimated in advance of the work being carried out and as certain sums payable are the subject of ongoing US litigation. In 2016, the BAT subsidiary paid £6 million in respect of clean-up costs and is potentially liable for a further £159 million in future clean-up costs. Such BAT subsidiary may also be liable under the indemnities in respect of claims in relation to the environmental clean-up of the Kalamazoo River. The amount of the clean-up costs for the Kalamazoo River is presently unclear, but could run into hundreds of millions of dollars. Non-tobacco-related litigation, including for natural resource damages which costs cannot be estimated at this time, could impose substantial monetary obligations on the BAT Group, the RAI Group and, following Completion, the Combined Group and could have an adverse effect on the results of operations, cash flows and financial position of the BAT Group, the RAI Group and, following Completion, the Combined Group.

General litigation conclusion

The BAT Group’s, the RAI Group’s and, following Completion, the Combined Group’s consolidated results of operations, cash flows and financial position could be materially affected in a particular fiscal quarter or fiscal year by an unfavourable outcome of certain pending or future litigation, including through exposure to substantial liabilities as a result of such outcomes. This, in turn, could materially increase costs, including costs associated with bringing proceedings and defending such claims, which includes exposure to adverse costs orders. Any negative publicity resulting from these claims may adversely affect the BAT Group’s, the RAI Group’s and, following Completion, the Combined Group’s reputation.

2.6	The Combined Group is exposed to economic, regulatory and political factors inherent in its global operations

The BAT Group operates in over 200 markets. The Combined Group’s results of operations and financial condition will be influenced by the economic, regulatory and political situations in the markets and regions in which it has operations, which are often unpredictable and outside of its control. In particular, a substantial majority of the BAT Group’s profit from operations is based on its operations in 15 markets. The Combined Group’s reported profits may be adversely affected by a significant downturn in one or more of these larger markets.

Economic, regulatory and political factors that will affect the Combined Group include the prevailing economic climate, governmental austerity measures, levels of employment, inflation, governmental action to increase minimum wages, employment costs, interest rates, raw material costs and consumer confidence. Any change to such factors in any of the markets in which the Combined Group will operate could affect consumer behaviour and have an impact on its revenue, margins and cash flow.

Additionally, some markets in which the Combined Group will operate face the threat of increasing civil unrest and can be subject to frequent changes in regime. In others, terrorism, conflict, the threat of war or criminal activity, or economic policy changes, such as state nationalisation of assets and withdrawal from international or bilateral trade agreements may have a significant impact on the business environment. National and international sanction regimes may also affect jurisdictions where the Combined Group will operate or third parties with whom it may have commercial relationships and could lead to supply and payment chain disruptions. In addition, some markets maintain trade barriers or adopt policies that favour domestic producers which may prevent or restrict the Combined Group sales.

Certain of these risks may disrupt the Combined Group’s supply chain, manufacturing capabilities or distribution capabilities, resulting in the loss of personnel, property or equipment that are critical to its business in certain markets and difficulty in staffing and managing its operations, which could in turn reduce the Combined Group’s volumes, revenues and net earnings. The Combined Group may also face increased costs due to the need for more complex supply chain arrangements and to build new facilities or to maintain inefficient facilities as a result of these risks.

2.7	The Combined Group’s inability to obtain price increases may adversely affect its sales and growth

Annual manufacturers’ price increases are among the key drivers in increasing market profitability. However, the Combined Group may not be able to obtain such price increases as a result of increased regulation, which may reduce its ability to build brand equity and enhance its value proposition to its adult tobacco consumers; stretched consumer affordability arising from deteriorating economic conditions and rising prices; sharp increases or changes in excise structures; and competitor pricing activities. As a result, the Combined Group may be unable to achieve its strategic growth metrics, have fewer funds to invest in growth opportunities, and be faced with quicker reductions in sales volumes than anticipated due to accelerated market decline. In addition, down-trading and illicit trade may increase. These in turn may impact the Combined Group’s business, results of operations and financial conditions.

2.8	The Combined Group’s business may be significantly impacted by constantly changing tax rates from around the world as well as unfavourable rulings in relation to tax disputes

The BAT Group operates in over 200 markets and pays tax in accordance with the tax legislation of those markets. Tax laws and tax rates around the world frequently change on a prospective or retroactive basis and these changes may have a significant impact on the taxes the Combined Group must pay and may impact its net profits, which could be material. Further, taking into account the frequent changes to tax regulations, it is possible that the Combined Group may be subject to claims for breach of such regulations, including for late or incorrect filings or for misinterpretation of rules.

The BAT Group is party to tax disputes in a number of jurisdictions, including Brazil, South Africa, the Netherlands and Bangladesh. For example, in Brazil, the tax authority is seeking to reassess the profits of overseas subsidiaries to corporate income tax and social contribution tax. The reassessments are for the years 2004 until, and including, 2012 for a total amount of BRL1,386 million (£345 million) to cover tax, interest and penalties. In South Africa, debt financing is being challenged across the periods from 2006 to 2010 for a total amount of ZAR1.92 billion (£112 million) covering both tax and interest. In the Netherlands, the Dutch tax authority has issued assessments for the years 2008, 2009, 2011 and 2012 in the sum of €202 million (£172 million) to cover tax, interest and penalties. The assessments relate to a number of intra-group transactions. In Bangladesh, the tax authority issued a retrospective notice of imposition and realisation of VAT and supplementary duty on low price category brands from the National Board of Revenue for approximately £186 million.

The Combined Group may face significant financial penalties, including the payment of fines and interest in the event of an unfavourable ruling by a tax authority in a disputed area. The impact could affect the Combined Group’s profit and dividend and cause a disruption and loss of focus on the business due to the diversion of management time.

2.9	The Combined Group’s business is vulnerable to the effects of a tough trading environment and declining consumption of legitimate tobacco products

The Combined Group will compete primarily on the basis of product quality, brand recognition, brand loyalty, taste, innovation, packaging, service, marketing, advertising and price. The Combined Group will be subject to highly competitive conditions in all aspects of its business.

The competitive environment and the Combined Group’s competitive position could be significantly influenced by the prevailing economic climate, consumers’ disposable income, regulation, competitors’ introduction of lower-price products or innovative products, higher tobacco product taxes, higher absolute prices, governmental action to increase minimum wages, employment costs, interest rates and increase in raw material costs. Furthermore, the RAI Group and, following Completion, the Combined Group, is subject to substantial payment obligations under the State Settlement Agreements, which adversely affect the ability of the RAI Group, and may adversely affect the ability, following Completion, of the Combined Group, to compete in the United States with manufacturers of deep-discount cigarettes that are not subject to such substantial obligations.

In tough competitive environments, where the price burden on adult tobacco consumers is high, the Combined Group’s ability to raise prices could be limited. In addition, the Combined Group may be vulnerable to market size reduction, customer down-trading (including to fine cut), illicit trade and competitors aggressively taking market share through price repositioning or price wars, which generally has the impact of reducing the overall profit pool of the market and therefore could reduce the Combined Group’s profits, as well as lead to a decline in the sales volumes of the Combined Group, erosion of its portfolio mix and reduction of funds available to it for investment in growth opportunities.

The BAT Group’s business has been, and the Combined Group’s business may be, further impacted by the continued decline in consumption of tax-paid cigarettes in many of the Combined Group’s key markets. Consumption of cigarettes by volume declined industry-wide by approximately 3% in 2016, based on the BAT Group’s internal estimates. This decline is due to multiple factors, including the increase in excise taxes and changes in the regulatory environment leading to continued above-inflation price rises, the continuing difficult economic environment in many countries impacting consumers’ disposable incomes, and the increase in the trade of illicit tobacco products. Any future substantial decline in the demand for legitimate tobacco products could have an adverse effect on the Combined Group’s business, results of operations and financial conditions.

2.10	As a result of the Proposed Acquisition, the Combined Group’s exposure to risks related to the US cigarette market will increase, which could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion

Following Completion the Combined Group’s exposure to the US cigarette market and the related commercial risks, will increase (by virtue of BAT’s ownership of 100% of RAI’s equity). The RAI Group is dependent on the US cigarette market, which is expected to continue to decline. The RAI Group’s combustible cigarette brands include and, following Completion, the Combined Group’s US combustible cigarette brands will include, among others, NEWPORT, CAMEL, PALL MALL and NATURAL AMERICAN SPIRIT. For the year ended 31 December 2016, the RAI Group’s sales in the United States attributable to combustible cigarettes represented approximately 89% of its 2016 consolidated net sales. The Combined Group’s sales in the United States attributable to combustible cigarettes would have represented approximately 34% of the Combined Group’s pro forma net sales for the year ended 31 December 2016, assuming the Proposed Acquisition had occurred on 1 January 2016.

The Combined Group’s exposure to the decline of US cigarette consumption will increase. Such consumption has declined for a variety of factors, including, for example, price increases, restrictions on advertising and promotions, smoking prevention campaigns, increases in regulation and excise taxes, health concerns, a decline in the social acceptability of smoking, increased pressure from anti-tobacco groups, and migration to smokeless products. MSAi reported that, on a year-on-year basis, US cigarette shipments declined 2.4% in 2016, 0.1% in 2015 and 3.2% in 2014. US cigarette consumption is expected to continue to decline and any such decline or the transition of adult tobacco consumers away from premium cigarette brands in the US could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group.

In addition, the RAI Group is dependent on premium cigarette brands, such as NEWPORT, with premium brands accounting for approximately 73% of the cigarette volume of subsidiaries of the RAI Group in 2016. As a result, the RAI Group is and, following Completion, the Combined Group will be susceptible to consumer price sensitivities and adverse financial or economic conditions could increase the number of consumers switching to a lower-priced brand.

As a result of increased exposure to the US cigarette market, the Combined Group’s exposure to risks such as the inability to keep up with competitor actions, and the inability to raise prices to compensate for declines in sales volumes and increases in excise taxes will also increase. For more information on risks related to BAT’s increased exposure to the US cigarette market following Completion see, “Completion will result in BAT becoming subject to US regulations which are different from the regulations to which BAT is currently subject. The additional regulations could have an adverse effect on the results of operations, cash flows and financial position of the Combined Group following Completion” of this Part II of this Prospectus.

2.11	The Combined Group will be exposed to foreign exchange rate risk

Following Completion the Combined Group’s reporting currency will be the same as the BAT Group’s current reporting currency, the pound sterling. The Combined Group will be exposed to changes in currency rates on the translation of the net assets of overseas subsidiaries into the Combined Group’s reporting currency. The Combined Group will also be exposed to currency changes from the translation of profits earned in overseas subsidiaries; these exposures are not normally hedged. Exposures also arise from the foreign currency denominated trading transactions undertaken by subsidiaries and dividend flows. These exposures are continuously monitored and where not offset by opposing flows, are hedged according to internal policies. However, hedging of certain currencies might not be possible due to exchange controls or limited currency availability. Volatility and/or increased costs in the Combined Group’s business due to transactional foreign exchange rate exposures may adversely affect its financial performance. Significant fluctuations in foreign currency exchange rates could have an adverse impact on the Combined Group’s results of operations and financial conditions.

During periods of exchange rate volatility, the impact on the Combined Group’s results may be significant. Fluctuations in the foreign exchange rate of key currencies against the pound sterling may result in volatility in the Combined Group’s reported earnings per share, cash flow and balance sheet. Furthermore, the dividend paid by the Combined Group may be impacted if the payout ratio is not adjusted. Differences in translation between earnings and net debt may also affect key ratios used by credit rating agencies.

2.12	The Combined Group may be required to incur significant costs to address breaches of or liabilities arising under, health and safety and environmental laws of the jurisdictions in which it operates

If the Combined Group fails to maintain adequate safety standards or to comply with the health and safety laws and regulations to which it is subject, this could result in serious injury, ill health, disability or loss of life to employees, which could in turn lead to fines, penalties and criminal or civil legal liability. This could have a negative impact on the Combined Group’s reputation and also result in high staff turnover or difficulties in recruitment if the Combined Group is perceived to have a poor health and safety record. It could further adversely affect its operations and financial condition and the value of its assets.

From time to time the Combined Group or third party suppliers to the Combined Group may have accidents in the workplace which, on occasion, can result in the fatality of an employee, a contractor working on their behalf or a member of the public.

Failure to minimise the impact on the natural environment and the local communities in which the Combined Group will conduct its business activities or failure to comply with environmental laws and regulations and operational standards to which the Combined Group will be subject could result in an adverse impact on the natural environment where the Combined Group will operate and could cause business disruption, reputational damage, consequential losses, the obligation to install or upgrade costly pollution control equipment, potentially significant remedial costs and damages, fines, or civil or criminal legal liability. See paragraph 11 in Part VII (Information on the BAT Group) of this Prospectus.

2.13	The Combined Group may be exposed to funding and liquidity, interest rate and counterparty risks

Funding and liquidity risks expose the BAT Group, and, following Completion will expose the Combined Group, to shortages of cash and cash equivalents needed in its operations and for refinancing its existing debt in the medium to long-term. The Combined Group cannot be certain that it will have access to bank finance or to the debt and equity capital markets at all times. Some markets in which the Combined Group will operate are subject to currency controls and other limitations on currency convertibility which can affect the ability to pay for imports as well as impede dividend remittances and similar payments, and access to cash balances. Failure to access funding and foreign exchange may have an adverse effect on the Combined Group’s funding and liquidity position, the BAT Group’s credit rating or its ability to finance strategic opportunities, which would in turn result in increased funding costs for the Combined Group or require the Combined Group to issue equity or seek new sources of capital. The Combined Group may also suffer reputational damage due to its perceived failure to manage the financial risk profile of the business, which may result in an erosion of shareholder value reflected in an underperforming share price.

The BAT Group is, and, following Completion the Combined Group will be, subject to restrictive covenants under some of its credit facilities. These covenants could affect the way in which the BAT Group conducts, and, following Completion the Combined Group will conduct, its business, and failure to comply with these covenants could lead to an acceleration of its debt, which may have an adverse impact on its business, results of operations and financial conditions.

The BAT Group maintains, and, following Completion the Combined Group will maintain, both floating and fixed rate debt. Where appropriate, the BAT Group uses, and, following Completion the Combined Group will use, derivatives, primarily interest rate swaps, to vary the fixed to floating mix. Changes in currency values and interest rates could have an adverse impact on the BAT Group’s, and, following Completion the Combined Group’s, financial condition or operations.

Cash deposits and other financial instruments give rise to credit risk on the amounts due from counterparties. The failure of any counterparty to meet the BAT Group’s, and, following Completion the Combined Group’s payment obligations or performance undertakings to it or the deterioration in the financial condition of one or more of its counterparties could have an adverse effect on the BAT Group’s, and, following Completion the Combined Group’s financial condition or operations. In addition, the failure of a transactional banking counterparty could cause disruption to the BAT Group’s, and, following Completion the Combined Group’s operations. See paragraph 10 of Part XI (Operating and Financial Review of the BAT Group) in this Prospectus.

2.14	The Combined Group may be unsuccessful in launching innovative products that offer adult tobacco consumers meaningful value-added differentiation

The Combined Group is expected to focus its research and development activities on both creating new products and processes and maintaining and improving the quality of existing products. In a competitive market, the Directors believe that innovation is key to growth. The Directors consider that one of their key challenges in the medium and long-term is to provide adult tobacco consumers with high-quality products that take into account their changing preferences and expectations, while complying with evolving regulation. The inability to develop and roll-out innovations or consumer relevant products, including any failure to predict changes in adult tobacco consumer and societal behaviour and expectations, and fill gaps in the product portfolio, as well as the risk of poor product quality or the Combined Group’s inability to timely develop and bring products to market could lead to missed opportunities, under or over-supply, loss of competitive advantage, unrecoverable costs and/or the erosion of its consumer base. The Combined Group’s potential failure to predict changes in consumer behaviour, to install sufficient manufacturing capacity to meet such new or increased demand or to take appropriate pricing decisions, could have an adverse effect on the Combined Group’s operations and results. Moreover, additional product regulation could further reduce the ability to launch or use innovations, as well as differentiate tobacco products as a result of increased restrictions, such as on ingredients and design. In addition, restrictions on packaging and labelling, as well as restrictions on promotion and advertising, could impact the Combined Group’s ability to communicate permitted innovations and product differences to adult tobacco consumers, leading to unsuccessful product launches. The occurrence of any of the above described risks could have an adverse effect on the Combined Group’s business, financial condition and results of operations.

2.15	The Combined Group may be unsuccessful in its attempts to develop and commercialise consumer-appealing Next Generation Products

The Combined Group is expected to devote considerable resources to the research and development of a next generation of nicotine and non-combustible tobacco products, some of which may have the potential to reduce the risks of tobacco-related disease. Given the challenges of achieving adult tobacco consumer, regulatory and scientific acceptance of these products, there is a risk that these investments may incur significant costs without achieving financial success. If the Combined Group does not succeed, but the Combined Group’s competitors do, the Combined Group may be at a competitive disadvantage. Furthermore, the regulatory environment impacting non-combustible products, vapour products and other non-tobacco nicotine products, including classification of products for regulatory and excise purposes, is still developing and it cannot be predicted whether regulations will permit the marketing of such Next Generation Products. Categorisation as medicines, for example, and restrictions on advertising could stifle innovation, increase complexity and cost and significantly undermine the commercial viability of these products. Alternatively, categorisation of Next Generation Products as tobacco products could result in the application of onerous regulation which could also stifle uptake. The Combined Group’s ability to generate future sales is dependent on a number of factors, many of which are beyond its control, including the pricing of competing products, overall demand for its products, changes in adult tobacco consumer preferences, market competition and government regulation. The occurrence of any of the above described risks could have an adverse effect on the Combined Group’s business, financial condition and results of operations.

2.16	Failure to uphold high standards of corporate behaviour could subject the Combined Group to potential liability under sanctions, anti-corruption, and other laws and regulations

The Combined Group will expect its employees to uphold a high standard of corporate behaviour and will be subject to various anti-corruption laws and regulations (“Anti-Corruption Laws”) that will generally prohibit its employees, vendors and agents from engaging in certain activities to obtain or retain business or to influence a person working in an official capacity. In addition, national and international sanction regimes may affect jurisdictions where the Combined Group operates or third parties with whom it may have commercial relationships, which could lead to supply chain or payment chain disruption and forced market exits. Failure of the Combined Group to comply with Anti-Corruption Laws or sanctions could result in significant fines and penalties, criminal sanctions against the Combined Group and its officers and employees, prohibitions on the conduct of the Combined Group’s business, and damage to the Combined Group’s reputation.

Taking into account the significant number of regulations, including sanctions that may apply to the Combined Group’s businesses across the world, the Combined Group may be subject to claims for breach of such regulations or for failure to uphold standards of corporate behaviour from time to time. Even when proven untrue, there are often financial costs and reputational impacts in defending against such claims, in particular, considering the speed and spread of any accusations through social media.

As reported last year, towards the end of 2015 a number of allegations were made regarding historic misconduct in Africa. The BAT Group is investigating, through external legal advisers, allegations of misconduct and is liaising with the Serious Fraud Office and other relevant authorities. The Board has also created a sub-committee to specifically monitor matters, having regard to the need to ensure active oversight of, and support for, the investigation between Board meetings. In 2016, the BAT Group began a project, which has continued into 2017, to review and further strengthen all aspects of the BAT Group’s global compliance procedures. Any actions taken by government authorities or findings of courts in relation to these matters may result in the adverse consequences identified above for the BAT Group, and, following Completion, the Combined Group.

2.17	Reliance on information technology means that a significant disruption, malicious manipulation or cyber-attack could affect the Combined Group’s communications and operations

The Combined Group is expected to increasingly rely on information technology systems for its internal communications, controls, reporting and relations with customers and suppliers. Some of these information systems will be managed by third-party service providers. A significant disruption due to computer viruses, cyber threats, malicious intrusions, unintended or malicious behaviour by employees, contractors or service providers, the lack of infrastructure or application resilience, slow or insufficient disaster recovery service levels, or the installation of new systems could affect the

Combined Group’s communications and operations. Any data, including confidential, personal or other sensitive information stored or transported by IT systems, could be corrupted, lost or disclosed, causing reputational, competitive or operational damage, fraudulent abuse, malicious manipulation or legal liability and result in significant remediation and other costs to the Combined Group. Restoring or recreating such information could be costly, difficult or even impossible. Further, the General Data Protection Regulation (Regulation (EU) 2016/679), coming into effect in Europe in May 2018, will create a range of new compliance obligations, and increase financial penalties for non-compliance significantly.

2.18	Loss of key personnel or inability to attract the best global talent could have a negative impact on the Combined Group’s operations

The Combined Group is expected to rely on a number of highly experienced employees with detailed knowledge of tobacco and other business-related issues. Unanticipated losses of key employees or the inability to identify, attract, develop and retain qualified personnel in the future could adversely affect the Combined Group’s business operations.

In addition, the tobacco industry competes for talent with consumer products and other companies that enjoy greater societal acceptance than a cigarette company. As a result, the Combined Group may be unable to attract and retain the best global talent.

2.19	Failure to successfully design, implement and sustain an integrated operating model or to deliver costs savings may reduce profitability

The BAT Group and, following Completion, the Combined Group aims to improve profitability and productivity through supply chain improvements and the implementation of an integrated operating model, including standardisation of processes and shared back-office services. The Combined Group’s failure to successfully design, implement and sustain the integrated operating model and organisational structure could lead to the failure to realise anticipated benefits, increased costs, disruption to operations, decreased trading performance and reduced market share, which in turn could further reduce profitability and funds available for investment in long-term growth opportunities.

2.20	The Combined Group may be unable to achieve growth through successful mergers, acquisitions and joint ventures

The Combined Group may be unable to acquire attractive businesses on favourable terms and may inappropriately value or otherwise fail to capitalise on growth opportunities. The Combined Group may not be able to deliver strategic objectives and revenue improvements from business combinations, successfully integrate the businesses that it acquires or establishes, or obtain the appropriate regulatory approvals for such business combinations. Risks from integration also include the risk that the integration may divert the Combined Group’s focus and resources from its other strategic goals. Any of the foregoing risks could result in increased costs, decreased revenues or a loss of opportunities and have a material adverse effect on the Combined Group’s business, results of operations and financial conditions.

In addition, the Combined Group may become liable for claims arising in respect of conduct prior to the merger or acquisition of the businesses in the event that it is deemed to be a successor to the liabilities of the acquired company. An adverse judgment against the Combined Group may adversely affect its business. In particular, it is noted that:

•	ITG Brands, LLC, has an uncapped indemnity in connection with the asset purchase agreement related to the divestiture entered into by the RAI Group (the “Divestiture”). For further details of the asset purchase agreement see paragraph 2.1 of Part VIII (Information on the RAI Group) of this Prospectus;

•	three subsidiaries of the RAI Group have granted an uncapped indemnity in favour of JTI International Holding B.V. (“JTI Holding”) in connection with a purchase agreement dated 28 September 2015, which completed on the 13 January 2016. For further details of the purchase agreement see paragraph 2.1 of Part VIII (Information on the RAI Group) of this Prospectus.

The indemnification obligations referred to above are uncapped except with respect to breaches of representations or warranties, or pre-closing covenants (capped indemnifications for pre-closing covenants is in respect of the agreement with ITG only). Accordingly, these indemnification obligations could be substantial and could adversely affect the Combined Group’s results of operations, cash flows and financial position.

2.21	The BAT Group and, following Completion the Combined Group, may be adversely affected by its leading market position in certain markets

According to the BAT Group’s internal estimates, the BAT Group is a market leader in more than 55 countries by volume and is one of a small number of tobacco companies in certain other markets in which it operates. As a result, the Combined Group may be subject to investigation for alleged abuse of its position in markets in which it has a significant market share or for alleged collusion with other market participants, which could result in adverse regulatory action by the authorities, including monetary fines and negative publicity.

2.22	Contamination of the Combined Group’s products could adversely impact sales volume, market share and profitability

The Combined Group’s market position may be affected through the contamination of its products, either by accident or deliberate malicious intent during the supply chain or manufacturing process or may otherwise fail to comply with the Combined Group’s quality standards. In these instances, significant costs may be incurred in recalling products from the market or temporarily ceasing production. In addition, adult tobacco consumers may lose confidence in the specific brand affected by the contamination, resulting in a loss of sales volume which may take a long time to recover or may not fully recover, or the Combined Group could be subject to legal action. During this time, the Combined Group’s competitors may substantially increase their market share which would be difficult and costly to regain. Contamination of the Combined Group’s products may have an adverse effect on the Combined Group’s business, results of operations or financial condition.

2.23	The Combined Group may be adversely affected by the performance of its associates

Although the BAT Group owns and, following Completion the Combined Group will own, an approximate 30% interest in ITC, the BAT Group’s associate company in India, it does not have control over ITC. The BAT Group’s ownership interest in ITC means the BAT Group and, following Completion the Combined Group, may be affected by its businesses and respective financial performances, as it is subject to tobacco-related industry and business risk factors similar to those the Combined Group faces. Any issue with the business and respective financial performance of ITC may have an adverse impact on the business, financial condition and results of operations of the Combined Group. The RAI Group, while prior to Completion is an associate of the BAT Group, will become an indirect, wholly owned subsidiary of BAT following Completion.

2.24	The BAT Group’s and following Completion, the Combined Group’s licenses to use certain brands and trademarks may be terminated or not renewed

Some of the brands and trademarks under which the BAT Group’s products are sold and, following Completion, the Combined Group’s products will be sold are licensed to it for a fixed period of time in respect of specified markets, such as BAT Group’s right to use the CAMEL, WINSTON and SALEM brands and trademarks in various markets in Latin America. In the event that the license to use any of such brands and trademarks is terminated or is not renewed after the end of the term of the relevant license, the Combined Group will no longer have the right to use, and to sell products under, such brand(s) and trademark(s) in the relevant markets and this could have an adverse effect on its business, results of operations and financial condition. See paragraph 15 of Part VII (Information on the BAT Group) of this Prospectus.

2.25	The Combined Group will be exposed to intellectual property rights infringements as a result of limitations in judicial protection and/or inadequate enforceability

The Combined Group will rely on trademarks, patents, registered designs, copyrights and trade secrets. The brand names under which the Combined Group’s products will be sold are key assets of its business. Investments over a period of time have led to many of the BAT Group’s and the RAI Group’s brands having significant brand equity and a global appeal to adult tobacco consumers, essential to delivering sustainable profit growth into the future. The protection and maintenance of the reputation of these brands is important to the Combined Group’s success. In some of the markets in which the Combined Group will operate, the risk of intellectual property rights infringement remains high as a result of limitations in judicial protection and/or inadequate enforceability. Any substantial erosion in the value of the BAT Group’s or RAI Group’s brands could have a material adverse effect on the Combined Group’s business, results of operations and financial condition. The Combined Group’s strategy or its execution may not maintain the value in any of its product brands. In addition, as third party rights are not always identifiable, it is possible that the Combined Group may be subject to claims for infringement of third party intellectual property rights, which could result in interim injunctions, product recall and payment of damages. Failure to obtain or maintain adequate protection of intellectual property rights for any reason may adversely affect the Combined Group’s business, results of operation and financial conditions. See paragraph 15 of Part VII (Information on the BAT Group) and paragraph 8 of Part VIII (Information on the RAI Group) of this Prospectus.

2.26	The Combined Group is exposed to availability and price volatility in tobacco leaf and other raw materials

Raw materials and other inputs, such as leaf, wood pulp and energy, which will be used in the Combined Group’s businesses, are commodities that are subject to price volatility caused by numerous factors, including weather conditions, growing conditions, climate change, local planting decisions, political influence, market fluctuations and changes in agricultural regulations. For example, the BAT Group purchases more than 400,000 tons of tobacco leaf each year. The Combined Group’s results of operations will therefore, be exposed to fluctuations in the availability and price of tobacco leaf and other commodities required in the manufacture of cigarettes.

Tobacco production in certain countries is also subject to a variety of controls, including regulation affecting farming and production control programmes, as well as competition for land use from other agriculture products. The Combined Group’s access to raw materials may be adversely affected by a significant event occurring in one or more major leaf growing areas. Climate instability and diseases causing crop failure may have a negative impact on the Combined Group’s business, which may include decreased quantity and/or quality of leaf, increased prices, reallocation of growing areas and factories or supply-chain disruptions. Commodity price, quality and quantity changes beyond the Combined Group’s control could affect its profitability and business. Such changes may result in unexpected increases in raw materials and packaging costs for the Combined Group’s products. The Combined Group may not be able to increase its prices to offset these increased costs without suffering reduced sales volume and income, or be able to meet increased adult tobacco consumer demand for certain types of tobacco.

The Combined Group will have operations in geographic areas where full insurance coverage against damage resulting from natural disasters may not be obtainable or coverage may be subject to other limitations. The Combined Group may be unable to recover any damages covered by its insurance or obtain certain types of insurance in the future.

2.27	The Combined Group may lose market share and profit due to the loss of production capacity or key suppliers, distribution interruption, commodity risk or problems with labour relations

There are some product categories for which the BAT Group and the RAI Group do not have and, following Completion, the Combined Group will not have spare production capacity or where substitution between different production plants is very difficult. For example, RJR Tobacco Company’s cigarette manufacturing is conducted primarily at a single facility, and SFNTC’s cigarette manufacturing is conducted at a single facility. The Combined Group may lose market share and profit in the event of loss of or insufficient production capacity needed to supply its products or meet increased demand.

In addition, the Combined Group will have an increasingly global approach to managing its supply chain. Severe disruption to any aspect of the Combined Group’s supply chain or suppliers’ operations or deterioration in the financial condition of a trading partner could have an adverse impact on the Combined Group’s ability to produce and deliver products meeting customer demands. For example, the RAI Group relies on a limited number of suppliers for raw materials. If a supplier fails to meet any of RAI’s operating subsidiaries’ demands for raw materials, any such operating subsidiary may fail to operate effectively and may fail to meet shipment demand, which could have an adverse effect on the results of operations, cash flows and financial conditions of the RAI Group and, following Completion, the Combined Group. A continuing industry consolidation among distributors and suppliers could lead to reduced efficiency, higher costs and concentrated risk of supply chain interruptions, contract disputes and systems and logistics failures. In certain markets, distribution of the BAT Group’s products is through third party monopoly channels, and is often licensed by governments. The Combined Group may be unable to renew these third party supplier and distribution agreements on satisfactory terms for numerous reasons, including government regulations. Loss of distribution may adversely affect the Combined Group’s sales volume, market share and profits. Furthermore, for the RAI Group, revenues from two distributors, McLane Company Inc. (“McLane”) and Core-Mark

International, Inc. (“Core-Mark”), constituted approximately 28% and 14%, respectively, of consolidated revenue for the year ended 31 December 2016. The loss of these customers, or a significant decline in their purchases, could have an adverse effect on the results of operations, cash flows and financial position of the RAI Group and, following Completion, the Combined Group.

Additionally, there can be no assurance that any deterioration in labour or union relations, or any disputes or work stoppages or other labour related developments (including problems experienced during any consultation procedures or programmes or the introduction of new labour regulations in countries where the Combined Group will operate), will not increase the costs and upset the Combined Group’s ability to supply products, which could adversely affect the Combined Group’s business, financial condition and results of operations. This is particularly relevant in jurisdictions where the Combined Group’s manufacturing facilities will be more concentrated, such as in the United States following the Proposed Acquisition.

2.28	The Combined Group will have net liabilities under retirement benefit schemes of the BAT Group and the RAI Group which may increase in the future due to a number of factors

The BAT Group operates approximately 170 retirement benefit arrangements worldwide. These arrangements have been developed in accordance with local practices in the markets concerned. The majority of the BAT Group’s scheme members belong to defined benefit schemes, most of which are funded externally, although the BAT Group operates an increasing number of defined contribution schemes. The contributions to the BAT Group’s defined benefit schemes and their valuations are determined in accordance with the advice of independent, professionally qualified actuaries. The present total value of funded scheme liabilities as at 31 December 2016 was £7.2 billion (2015: £6.0 billion), while unfunded scheme liabilities amounted to £476 million (2015: £364 million). The schemes’ assets increased from £6.1 billion in 2015 to £7.3 billion in 2016. After excluding unrecognised scheme surpluses of £18 million (2015: £11 million), the overall net liability for all pension and health care schemes in BAT Group subsidiaries amounted to £371 million at the end of 2016, compared to £245 million at the end of 2015.

In 2016, RAI contributed $335 million to its pension plans and $66 million to its postretirement plans. During 2017, RAI expects to contribute $111 million to its pension plans and $78 million to its postretirement plans.

Changes in asset returns, salary increases, inflation, long-term interest rates, life expectancies, population trends and other actuarial assumptions could have an adverse impact on the Combined Group’s financial condition and operations, hence adversely affect its credit rating and ability to raise funds. See Part XI (Operating and Financial Review of the BAT Group) of this Prospectus.

2.29	The Combined Group’s business may be negatively affected by the eurozone debt crisis

The Combined Group’s businesses and performance is expected to be influenced by local and global economic conditions and perceptions of those conditions and future economic prospects. In recent years, the global markets and economic conditions have been negatively impacted by market perceptions regarding the ability of certain EU Member States to service their sovereign debt obligations, together with the risk of contagion to other, more stable, countries. The large sovereign debts and/or fiscal deficits of a number of European countries have raised concerns regarding the financial condition of financial institutions, insurers and other corporations (1) located in these countries; (2) that have direct or indirect exposure to these countries; and/or (3) whose banks, counterparties, custodians, customers, service providers, sources of funding and/or suppliers have direct or indirect exposure to these countries.

The default, or a significant decline in the credit rating, of one or more sovereigns or financial institutions, as well as the breakup of or exit from the European Union and/or eurozone, could cause severe stress in the financial system generally and on the euro and other European currencies, could disrupt the banking system generally and adversely affect the markets in which the Combined Group will operate and the businesses and economic condition and prospects of the Combined Group’s counterparties, customers, suppliers or creditors, directly or indirectly, in ways which are difficult to predict. In addition, these risks, alone or in combination with regulatory changes, including devaluation of local currencies and increased inflation, or actions of market participants, may increase the Combined Group’s exposure to foreign exchange rate risks and cause a loss of competitiveness from increased production cost and lower revenue, increased customer down-trading, significant write-downs of stock and a growth in illicit trade, which may adversely impact the Combined Group’s business, results of operations and financial conditions.

3.	Risks relating to BAT Shares

3.1	The BAT Shares and BAT ADSs have different rights from RAI Shares

Certain of the rights associated with RAI Shares are different from the rights associated with BAT Shares and BAT ADSs. See paragraph 4.5 of Part XIX (Additional Information) and paragraph 2 of Part XVIII (American Depositary Shares) of this Prospectus. In addition, holders of BAT ADSs will be able to exercise the shareholder rights for the BAT Shares represented by such BAT ADSs through the Depositary, only to the extent contemplated by the deposit agreement.

In particular, the laws of England and Wales, the jurisdiction in which BAT is incorporated, limit the circumstances under which shareholders of a company may bring derivative actions on behalf of that company. In most cases, only the corporation may be the claimant or plaintiff for the purposes of maintaining proceedings in respect of any wrongful act committed against it, and the permission of the court is required to maintain any derivative action which is able to be brought by shareholders. In addition, the laws of England and Wales do not afford appraisal rights to dissenting shareholders in the form typically available to shareholders of a US corporation. The laws of England and Wales also require that shareholders approve certain capital structure decisions (including the allotment and issuance of shares, the exclusion of pre-emptive rights and share repurchases), which may limit BAT’s flexibility to manage its capital structure.

In addition, only registered holders of BAT Shares (and not BAT ADS holders) are afforded the rights of shareholders under the laws of England and Wales and the Articles of Association. Because the Depositary holds the BAT Shares represented by BAT ADSs through a custodian which is a participant in the CREST securities settlement system, and CREST or its nominee is the registered holder of the New BAT Shares represented by BAT ADSs, holders of BAT ADSs must rely on the depositary bank to exercise the rights of a shareholder via its custodian and CREST.

Holders of BAT ADSs are entitled to present BAT ADSs to the Depositary for cancellation and withdraw the corresponding number of underlying BAT Shares, but would be responsible for Depositary fees relating to such exchange. Fees and charges are also payable by BAT ADS holders in relation of certain other depositary services. See Part XVIII (American Depositary Shares) of this Prospectus.

3.2	Sales of BAT Shares, BAT ADSs and RAI Shares in anticipation of the Proposed Acquisition, and resales of BAT Shares and BAT ADSs following Completion, may adversely affect the market price of BAT Shares, BAT ADSs and RAI Shares prior to the Proposed Acquisition, and the market price of BAT Shares and BAT ADSs following the Proposed Acquisition

Certain RAI Shareholders, such as index funds or funds with concentration, geographic or other limitations on their permitted investments may be required to sell the New BAT ADSs that they receive in the Proposed Acquisition. Other RAI Shareholders may already hold BAT ADSs or BAT Shares and those shareholders may decide not to hold the additional New BAT ADSs they receive in the Proposed Acquisition, or to sell their RAI Shares prior to the Proposed Acquisition. Sales of BAT Shares, BAT ADSs or RAI Shares, including as described above, could have the effect of depressing the market price of BAT Shares, BAT ADSs and RAI Shares.

In addition, in connection with Completion, BAT expects that it will issue up to 435,556,670 New BAT Shares underlying New BAT ADSs. Such dilution could result in downward pressure on the price of BAT Shares and BAT ADSs and encourage third parties to engage in short sales of such securities.

3.3	The market price of BAT Shares and BAT ADSs after Completion will continue to fluctuate and may be affected by factors different from those affecting the market price of RAI Shares or those affecting BAT Shares and BAT ADSs prior to Completion

If the Proposed Acquisition is completed, RAI Shareholders will become holders of BAT ADSs or BAT Shares if such holders elect to convert their New BAT ADSs into BAT Shares. The BAT Group’s business differs from that of the RAI Group, and the BAT Group’s results of operations, as well as the market price of BAT Shares and BAT ADSs, may be affected by factors different from those affecting the RAI Group’s results of operations and the market price of RAI Shares. In addition, the market price of BAT Shares and BAT ADSs may fluctuate significantly following Completion and holders of BAT Shares and BAT ADSs could lose the value of their investment in such BAT securities.

The share prices of publicly traded companies can be highly volatile. The market price of BAT Shares or BAT ADSs could be subject to significant fluctuations due to a change in sentiment in the market regarding BAT securities (or securities similar to them), including, in particular, in response to various facts and events, including any regulatory changes affecting the BAT Group’s operations, variations in the BAT Group’s operating results and/or business developments of the BAT Group and/or its competitors, the operating and share price performance of other companies in the industries and markets in which the BAT Group operates, large sales or purchases of shares, the publication of research analysts’ reports regarding the BAT Group, its competitors or the sectors in which the BAT Group operates generally, and general economic conditions unrelated to the BAT Group’s actual performance or conditions in its key markets. Stock markets have in the past, and particularly in recent times, experienced significant price and volume fluctuations which have affected market prices of publicly traded companies’ securities. General fluctuations in stock markets could have a material adverse effect on the market for, or liquidity of, BAT Shares and BAT ADSs, regardless of the BAT Group’s actual operating performance.

3.4	Following Completion, future share issues by the Combined Group and/or sales of BAT Shares and BAT ADSs could lower the market price of BAT Shares and BAT ADSs and adversely affect the Combined Group’s ability to raise capital in the future. Further share issues could also dilute the interests of holders of BAT Shares and BAT ADSs

The Combined Group may seek to raise financing to fund future acquisitions and other growth opportunities and may, for these or other purposes, such as in connection with share incentive or share option plans, issue additional shares. Following Completion, the issue of additional shares by the Combined Group or the sale or transfer of BAT Shares or BAT ADSs or the possibility of such issue or sale may cause the market price of BAT Shares or BAT ADSs to fluctuate or decline or be lower than might otherwise be the case. In addition, any further issuance of shares or other securities convertible into equity could result in the dilution of the interests of the holders of BAT Shares and BAT ADSs, and any new shares issued could have rights different from those of existing holders of BAT Shares and BAT ADSs.

3.5	The dividend policy of BAT will be dependent on the financial condition of the Combined Group

BAT will only be able to pay dividends to BAT Shareholders to the extent that it has sufficient distributable reserves and cash available for this purpose and BAT may decide to use all or part of such cash for another purpose, for example, to invest in and further develop the Combined Group’s business. There is no guarantee that BAT will be able to make dividend payments in the future, or to sustain dividend payments at any particular level.

Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, applicable law, regulation, the Combined Group’s financial position, working capital requirements, finance costs, general economic conditions and other factors the Board deems significant from time to time. The Combined Group’s ability to pay dividends will also depend on the level of distributions, if any, received from its operating subsidiaries. To the extent that the Combined Group or its operating subsidiaries experience an adverse effect on its results of operations, cash flows or financial condition, or such other relevant factor, the Board may decide at its discretion to, decrease the amount of dividends, change or revoke the dividend policy or discontinue paying dividends entirely. In addition, if BAT does not pay, or reduces its historical dividend rate, the market price of BAT Shares and BAT ADSs could decline.

3.6	Exchange rate fluctuations may adversely affect the foreign currency value of BAT ADSs and any dividends

If the Proposed Acquisition is completed, RAI Shares will be exchanged for cash and BAT ADSs. Unlike RAI Shares, as a consequence of the listing of BAT Shares on the LSE and the JSE and the listing of BAT ADSs on the NYSE (they currently have unlisted trading privileges on the NYSE MKT), BAT Shares are quoted in pound sterling on the LSE and in South African rand on the JSE, while BAT ADSs will be quoted in US dollars on the NYSE. Dividends in respect of BAT Shares underlying the BAT ADSs, if any, will be declared in pound sterling and converted into US dollars by the Depositary for the BAT ADSs. BAT’s financial statements are also prepared in pound sterling. Fluctuations in the exchange rate between the pound sterling and US dollar will affect, among other matters, the US dollar value of BAT Shares and of any dividends in respect of such shares, including any such shares represented by BAT ADSs.

In certain circumstances, such fluctuations may result in foreign currency exchange gain or loss that is recognised for US federal income tax purposes by US taxpayers that hold BAT Shares or BAT ADSs.

For example, such gain or loss may be so recognised with respect to the amount of any dividend paid by BAT in pound sterling that is received by holders of BAT ADSs in US dollars.

3.7	Holders of BAT Shares and BAT ADSs in the United States may not be able to enforce civil liabilities against the BAT Group or BAT’s Directors and Senior Managers

A substantial portion of BAT Group’s assets are located outside the United States. In addition, a majority of BAT’s Directors and the BAT Group’s Senior Managers are not residents of the United States and the assets of such persons may be located outside of the United States. As a result, it may not be possible for holders of BAT Shares or BAT ADSs to effect service of process within the United States upon BAT or BAT’s Directors and the BAT Group’s Senior Managers or to enforce judgements obtained in US courts against BAT or such persons either inside or outside the United States, or to enforce in US courts judgments obtained against BAT or such persons in courts in jurisdictions outside the United States, in any action predicated upon the civil liability provisions of the federal securities laws of the United States.

There is no certainty that civil liabilities predicated solely on the federal securities laws of the United States can be enforced in England and Wales, whether by original action or by seeking to enforce a judgement of US courts. In addition, punitive damages awards in actions brought in the United States or elsewhere may be unenforceable in England.

3.8	Due to delays in notification to and by the Depositary, the holders of the BAT ADSs may not be able to give voting instructions to the Depositary or to withdraw the BAT Shares underlying their ADSs to vote such shares in person or by proxy

Despite BAT’s efforts, the Depositary may not receive voting materials for BAT Shares represented by BAT ADSs in time to ensure that holders of such ADSs can either instruct the Depositary to vote the BAT Shares underlying their ADSs or withdraw such shares to vote them in person or by proxy. In addition, the Depositary’s liability to holders of BAT ADSs for failing to execute voting instructions, or for the manner in which voting instructions are executed, will be limited by the deposit agreement for the BAT ADSs. There is no obligation on BAT under the Companies Act 2006 to notify the BAT ADS holders. As a result, holders of BAT ADSs may not be able to exercise their rights to give voting instructions, or to vote in person or by proxy, and may not have any recourse against the Depositary or BAT if the BAT Shares underlying their BAT ADSs are not voted as they have requested or if the BAT Shares underlying their BAT ADSs cannot be voted.

3.9	Holders of the BAT ADSs will have limited recourse if BAT or the Depositary fail to meet their respective obligations under the deposit agreement for the BAT ADSs or if they wish to involve BAT or the Depositary in a legal proceeding

The deposit agreement for the BAT ADSs expressly limits the obligations and liability of BAT and the Depositary. Neither BAT nor the Depositary will be liable to the extent that they perform their respective obligations specifically set out in the deposit agreement or the applicable ADRs without negligence or bad faith.

In addition, neither BAT nor the Depositary has any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any of the BAT Shares or BAT ADSs, which in its opinion may involve it in expense or liability, unless it is indemnified to its satisfaction.

PART III

IMPORTANT INFORMATION

1.	Forward-looking statements

Certain statements in this Prospectus regarding the Proposed Acquisition, the expected timetable for completing the Proposed Acquisition, the benefits and synergies of the Proposed Acquisition, future opportunities for the Combined Group and any other statements regarding the BAT Group’s, the RAI Group’s or the Combined Group’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of section 21E of the Exchange Act. These statements are often, but not always, made through the use of words or phrases such as “believe”, “anticipate”, “could”, “may”, “would”, “should”, “intend”, “plan”, “potential”, “predict”, “will”, “expect”, “estimate”, “project”, “positioned”, “strategy”, “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual future financial condition, performance and results to differ materially from the plans, goals, expectations and results expressed in the forward-looking statements and other financial and/or statistical data within this Prospectus. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are uncertainties related to the following: whether the conditions to the Proposed Acquisition will be satisfied and the Proposed Acquisition will be completed on the anticipated timeframe, or at all; the failure to realise contemplated synergies and other benefits from the Proposed Acquisition; the incurrence of significant costs and the availability and cost of financing in connection with the Proposed Acquisition; the effect of the announcement of the Proposed Acquisition, and related uncertainties as to whether the Proposed Acquisition will be completed, on the BAT Group’s, the RAI Group’s or the Combined Group’s ability to retain customers, retain and hire key personnel and maintain relationships with suppliers and on their operating results and businesses generally; the ability to maintain credit ratings; changes in the tobacco industry and stock market trading conditions; changes or differences in domestic or international economic or political conditions; changes in tax laws and rates; the impact of adverse legislation and regulation; the ability to develop, produce or market new alternative products profitably; the ability to effectively implement strategic initiatives and actions taken to increase sales growth; the ability to enhance cash generation and pay dividends; adverse litigation and dispute outcomes; and changes in the market position, businesses, financial condition, results of operations or prospects of the BAT Group, the RAI Group or the Combined Group.

Important factors which may cause actual results to differ include, but are not limited to, those described in Part II (Risk Factors) of this Prospectus.

Forward-looking statements contained in this Prospectus speak only as at the date of this Prospectus. Each of the Company, the Directors, Centerview Partners, Deutsche Bank and UBS expressly disclaims any obligation or undertaking to publicly update any forward-looking statements or other data or statements contained in this Prospectus, whether as a result of new information, future or changes in events or otherwise, other than as required by law, regulation, the Prospectus Rules, the Listing Rules or the Disclosure Guidance and Transparency Rules of the FCA. Accordingly, prospective investors are cautioned not to place undue reliance on any of the forward-looking statements herein.

2.	Market and industry data

Certain information in this Prospectus has been sourced from third parties. Save as set out below, where information in this Prospectus has been sourced from third parties, the source of such information has been clearly stated adjacent to the reproduced information.

All information contained in this Prospectus which has been sourced from third parties has been accurately reproduced and, as far as the Company is aware and is able to ascertain from information published by the relevant third party, no facts have been omitted which would render the reproduced information inaccurate or misleading.

All references to market data, industry statistics and forecasts and other information in this Prospectus consist of estimates based on data and reports compiled by industry professionals, organisations, analysts, publicly available information or the Company’s own knowledge of its sales and markets.

References to market share are the BAT Group’s estimates based on the latest available data from a number of internal and external sources.

US industry shipment volume and retail share of market data that appear in this Prospectus have been obtained from MSAi. This information is included in this Prospectus because it is used primarily as an indicator of the relative performance of industry participants, brands and market trends. All US market share results that appear, except as noted otherwise, in this document are based on US cigarette (or smokeless tobacco products, as applicable) shipments to retail outlets (“STR Data”), based on information submitted by wholesale locations and processed and managed by MSAi. However, investors should not rely on the STR Data reported by MSAi as being a precise measurement of actual market share as the shipments to retail outlets do not reflect actual consumer sales and do not track all volume and trade channels. Accordingly, the STR Data of the US tobacco industry as reported by MSAi may overstate or understate actual market share. Moreover, investors should be aware that in a product market experiencing overall declining consumption, a particular product can experience increasing market share relative to competing products, yet still be subject to declining consumption volumes.

Market data and statistics are inherently speculative and are not necessarily reflective of actual market conditions. Such statistics are based on market research, which itself is based on sampling and subjective judgments by both the researchers and the respondents, including judgments about what types of products and transactions should be included in the relevant market. In addition, the value of comparisons of statistics for different markets is limited by many factors, including that (1) the markets may be defined differently, (2) the underlying information may be gathered by different methods and (3) different assumptions may be applied in compiling the data. Accordingly, the market statistics included in this Prospectus should be viewed with caution and no representation or warranty is given by any person as to their accuracy.

When used in describing aspects of the BAT Group’s business, reference to volume is an unaudited operating measure and is calculated as the total global cigarette volume of the BAT Group’s brands sold by its subsidiaries.

References to the price of the BAT ADSs prior to 14 February 2017 are adjusted to give effect to the BAT ADS ratio change unless otherwise indicated.

3.	Sources and presentation of financial information

3.1	Presentation of BAT financial information

The historical consolidated financial information relating to the BAT Group, including that which is incorporated by reference into Part XIV (Historical Financial Information of the BAT Group) of this Prospectus, has been prepared in accordance with the International Financial Reporting Standards as adopted by the European Union (“IFRS (EU)”).

3.2	Presentation of RAI financial information

The historical financial information relating to the RAI Group including that which is included in Part XV (Historical Financial Information of the RAI Group) of this Prospectus, has been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

Section B of Part XV of this Prospectus includes unaudited reconciliations of the RAI Group’s historical financial information from US GAAP to the IFRS (EU).

The RAI Group completed the Lorillard Merger (as described in paragraph 2.1 of Part VIII (Information on the RAI Group) of this Prospectus) in June 2015. Section C of Part XV of this Prospectus includes historical financial information of the Lorillard Group for the year ended 31 December 2014 and the period from 1 January 2015 to 11 June 2015, presented in accordance with US GAAP. Section D of Part XV of this Prospectus includes unaudited reconciliations of the Lorillard Group’s historical financial information for the year ended 31 December 2014 and the period from 1 January 2015 to 11 June 2015 from US GAAP to IFRS (EU).

3.3	Combined Group Financial Information

Following Completion, RAI will be a subsidiary within the BAT Group, and the accounting policies applied to the RAI Group will be the same as those applied to the BAT Group.

4.	Unaudited supplementary non-IFRS (EU) measures of the BAT Group’s performance

This Prospectus contains certain unaudited supplementary measures that are not required by, or presented in accordance with, IFRS (EU) or other generally accepted accounting principles. These measures are used by the BAT Group to assess the financial performance of its businesses. These measures include, among others, adjusted profit from operations, adjusted diluted earnings per share, constant exchange rate analysis, free cash flow, net debt and an underlying tax rate and are included because the Directors believe that they are important supplemental measures of operating performance. The Directors believe that the non-IFRS (EU) measures used provide investors with a means of evaluating, and an understanding of how the BAT Group evaluates its performance and results on a comparable basis that is not otherwise apparent on an IFRS (EU) basis, since many non-recurring, infrequent or non-cash items that the Directors believe not to be indicative of the core performance of the business may not be excluded when preparing financial measures under IFRS (EU).

The unaudited supplementary non-IFRS (EU) measures contained in this Prospectus should not be considered in isolation from, or as a substitute for, measures presented in accordance with IFRS (EU). In addition, the unaudited supplementary non-IFRS (EU) measures presented by the BAT Group may not be comparable to similarly titled measures presented by other businesses, as such businesses may define and calculate such measures differently than the BAT Group. Accordingly, undue reliance should not be placed on the unaudited supplementary non-IFRS (EU) measures contained in this Prospectus.

4.1	Non-IFRS (EU) financial measures used by the BAT Group

4.1.1	Adjusted profit from operations

To supplement the BAT Group’s results from operations presented in accordance with IFRS (EU), the Directors review current and prior year adjusted profit from operations to evaluate the performance of the BAT Group and its geographic segments and to allocate resources to the overall business. Adjusted profit from operations is not a measure defined by IFRS (EU). The BAT Group’s most directly comparable IFRS (EU) measure to adjusted profit from operations is profit from operations. Adjusted profit from operations is defined as profit from operations before adjusting items in profit from operations. Adjusting items, as identified in accordance with the BAT Group’s accounting policies, represent certain items of income and expense which the BAT Group considers distinctive based on their size, nature or incidence. In identifying and quantifying adjusting items, the BAT Group consistently applies a policy that defines criteria that are required to be met for an item to be classified as adjusting and provides details of items that are specifically excluded from being classified as adjusting items. Adjusting items in profit from operations include restructuring and integration costs, amortisation of trademarks and similar intangibles, a gain on deemed partial disposal of a trademark, and a payment and release of a provision relating to non-tobacco litigation.

4.1.2	Constant exchange rate analysis

Movements in foreign exchange rates have impacted the BAT Group’s profit from operations. The Directors review certain of its results, including revenue and adjusted profit from operations, at constant rates of exchange. The BAT Group calculates these financial measures at constant rates of exchange based on a retranslation, at prior year exchange rates, of the current year results of the BAT Group and its segments. The BAT Group does not adjust for the normal transactional gains and losses in operations that are generated by exchange movements. Although the Directors do not believe that these measures are a substitute for IFRS (EU) measures, the Directors believe that such results excluding the impact of currency fluctuations year-on-year provide additional useful information to investors regarding the operating performance on a local currency basis.

4.1.3	Free cash flow

The BAT Group uses free cash flow to illustrate the cash flows before transactions relating to borrowings. Free cash flow is not a measure defined by IFRS (EU). The BAT Group defines free cash flow as net cash generated from operating activities adjusted for dividends paid to non-controlling interests, net interest paid, net capital expenditure (offset by sales of assets in the period) and proceeds from associates’ share buy-backs. The most directly comparable IFRS (EU) measure to free cash flow is net cash generated from operating activities. The Directors believe that this additional measure, which is used internally, is useful to the users of the financial statements in helping them understand the underlying business performance and can provide insight into the cash flow available to, among other things, reduce debt and pay dividends. Free cash flow has limitations as an analytical tool. It is not a presentation made in accordance with IFRS (EU) and should not be considered as an alternative to net cash generated from operating activities determined in accordance with IFRS (EU). Free cash flow is not necessarily comparable to similarly titled measures used by other companies. As a result, investors should not consider this measure in isolation from, or as a substitute analysis for, the BAT Group’s results of operations or cash flows as determined in accordance with IFRS (EU).

4.1.4	Net debt

The BAT Group uses net debt to assess its financial capacity. Net debt is not a measure defined by IFRS (EU). The most directly comparable IFRS (EU) measure to net debt is total borrowings. The BAT Group defines net debt as total borrowings, including related derivatives, less cash and cash equivalents and current available-for-sale investments. The Directors believe that this additional measure, which is used internally, is useful to the users of the financial statements in helping them to see how business financing has changed over the year. Net debt has limitations as an analytical tool. It is not a presentation made in accordance with IFRS (EU), and should not be considered as an alternative to borrowings or total liabilities determined in accordance with IFRS (EU). Net debt is not necessarily comparable to similarly titled measures used by other companies. As a result, investors should not consider this measure in isolation from, or as a substitute analysis for, the BAT Group’s measures of financial position or liquidity as determined in accordance with IFRS (EU).

4.1.5	Underlying tax rate

The tax rates in the Income Statement are affected by the inclusion of the shares of associates’ post-tax profit in the BAT Group’s pre-tax results and by adjusting items. The underlying tax rate for subsidiaries excludes these items.

5.	Pro forma financial information

In this Prospectus, any reference to “pro forma” financial information is to information which has been extracted without material adjustment from the unaudited financial information contained in Part XVI (Unaudited Pro Forma Financial Information of the Combined Group) of this Prospectus.

The Unaudited Pro Forma Financial Information is for illustrative purposes only. Because of its nature, the pro forma financial information addresses a hypothetical situation and, therefore, does not represent the actual financial position or results of the BAT Group, the RAI Group or the Combined Group.

Future results of operations may differ materially from those presented in the Unaudited Pro Forma Information due to various factors.

6.	Rounding

Certain financial data and percentages have been rounded. As a result of such rounding, the totals of financial data presented in this Prospectus may vary slightly from the actual arithmetic totals of such data and percentages in tables may not add up to 100%.

7.	Currency

The BAT Group prepares its financial statements in pound sterling. All references to “pound”, “pounds”, “pound sterling”, “sterling”, “£”, “pence” and “p” are to the lawful currency of the United Kingdom.

The RAI Group prepares its financial statements in US dollars. All references to “US dollars”, “dollar”, “$”, “US$” and “cents” are to the lawful currency of the United States.

All references to “CAD dollars” and “CAD$” are to the lawful currency of Canada.

8.	No profit forecast or estimates

Unless otherwise stated, no statement in this Prospectus is intended as a profit forecast or estimate for any period and no statement in this Prospectus should be interpreted to mean that earnings or EPS for BAT or RAI, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or EPS for BAT or RAI, as appropriate.

9.	Incorporation by reference

Certain information in relation to the BAT Group is incorporated by reference in this Prospectus, as set out in paragraph 23 of Part XIX (Additional Information).

The contents of BAT’s and RAI’s websites or any hyperlinks accessible from those websites do not form part of this Prospectus and investors should not rely on them.

10.	Definitions

Certain terms used in this Prospectus, including capitalised terms and certain technical terms, are defined and explained in Part XX (Definitions).

PART IV

DIRECTORS, COMPANY SECRETARY, REGISTERED OFFICE AND ADVISERS

Directors
Richard Burrows	Chairman
Nicandro Durante	Chief Executive
Ben Stevens	Finance Director
Kieran Poynter	Senior Independent Director
Sue Farr	Non-Executive Director
Ann Godbehere	Non-Executive Director
Dr Marion Helmes	Non-Executive Director
Savio Kwan	Non-Executive Director
Dr Pedro Malan	Non-Executive Director
Dimitri Panayotopoulos	Non-Executive Director

Company secretary

Paul McCrory

Registered and head office of the Company (including following Completion)

British American Tobacco p.l.c.

Globe House

4 Temple Place

London

WC2R 2PG

United Kingdom

Joint Sponsor and Joint Financial Adviser

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London EC2N 2DB

United Kingdom

Joint Sponsor and Joint Financial Adviser

UBS Limited

5 Broadgate

London EC2M 2QS

United Kingdom

Joint Financial Adviser

Centerview Partners UK LLP

100 Pall Mall

St. James’s

London SW1Y 5NQ

United Kingdom

SA Transaction Sponsors

UBS South Africa (Pty) Ltd

64 Wierda Road East

Wierda Valley

Sandton 2196

South Africa

Legal advisers to the Company as to English law

Herbert Smith Freehills LLP

Exchange House

Primrose Street

London EC2A 2EG

United Kingdom

Legal advisers to the Company as to US law

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

United States

Legal advisers to the Company as to South African law

Werksmans Attorneys

155 5th Street

Sandton

Johannesburg 2196

South Africa

Legal advisers to the Joint Sponsors and Joint Financial Advisers as to English and US law

Davis Polk & Wardwell London LLP

5 Aldermanbury Square

London EC2V 7HR

United Kingdom

Auditors and Reporting Accountants

KPMG LLP

15 Canada Square

Canary Wharf

London E14 5GL

United Kingdom

UK Registrar and Receiving Agent

Computershare Investor Services PLC

The Pavilions

Bridgwater Road

Bristol

BS99 5ZZ

United Kingdom

SA Registrar and Receiving Agent

Computershare Investor Services Proprietary Limited

Rosebank Towers

15 Biermann Avenue

Rosebank 2196

(PO Box 61051, Marshall town 2107)

South Africa

PART V

EXPECTED TIMETABLE AND INDICATIVE MERGER STATISTICS

Expected timetable

All references to time in this Prospectus and in the expected timetable are to the time in London, United Kingdom, unless otherwise stated. Each of the times and dates in the table below are indicative only and may be subject to change.

Event	Time and Date

Announcement of the Proposed Acquisition	17 January 2017

Publication of the Prospectus	14 June 2017

Publication of the Circular	14 June 2017

Latest time and date for receipt of Proxy Forms and PFSAs	2pm (UK time) / 3pm (South Africa time) on 17 July 2017

Voting record date (UK and South Africa)	6pm (UK time) / 7pm (South Africa time) on 17 July 2017

BAT General Meeting to approve the Proposed Acquisition	2pm (UK time) on 19 July 2017

RAI Special Meeting to approve the Proposed Acquisition	9am (New York time) on 19 July 2017

Expected date of Completion	25 July 2017

Expected date New BAT Shares issued and credited to CREST	25 July 2017

Expected date of admission and commencement of dealings in New BAT ADSs on the NYSE and conversion of Existing BAT ADSs	25 July 2017

Expected date of Admission and commencement of dealings in New BAT Shares on the LSE and the JSE	26 July 2017

Merger Statistics

Number of Existing BAT Shares[1]	2,027,103,642

Number of New BAT Shares to be issued pursuant to the Proposed Acquisition	up to 435,556,670

Number of BAT Shares in issue immediately following Admission[1,2,3]	up to 2,462,660,312

New BAT Shares as a percentage of the total BAT Shares immediately following Admission[1,2,3]	17.69%

ISIN	GB0002875804

SEDOL	0287580

[1]	Number of BAT Shares as at the Latest Practicable Date (including BAT Treasury Shares and shares owned by employee share trusts). There are 162,645,590 BAT Treasury Shares, representing 8.72% of BAT’s share capital excluding treasury shares, as at the Latest Practicable Date.
[2]	Assumes that no new BAT Shares are issued as a result of (i) the exercise of any options or (ii) awards vesting under the BAT Employee Share Schemes between the Latest Practicable Date and Admission.
[3]	Based on the number of BAT Shares in issue as at the Latest Practicable Date and that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition.

PART VI

DETAILS OF THE PROPOSED ACQUISITION

1.	Introduction

On 17 January 2017, BAT announced that it and RAI had agreed the terms of a recommended offer for the acquisition, by a subsidiary of BAT, of the remaining 57.8% of the RAI Shares not already held by the BAT Group, which will be effected through a statutory merger pursuant to the laws of North Carolina.

Under the terms of the Proposed Acquisition, the RAI Shareholders, subject to certain conditions, will receive $29.44 in cash and 0.5260 of a New BAT Share, which will be represented by a New BAT ADS listed on the NYSE, for each of their RAI Shares.

Owing to its size, the Proposed Acquisition constitutes a class 1 transaction for the purposes of the Listing Rules, and therefore requires the approval of BAT Shareholders. The Proposed Acquisition is conditional on, among other things, such approval being obtained. Accordingly, a BAT General Meeting has been convened for 2pm (UK time) on 19 July 2017 at Hilton London Bankside, 2-8 Great Suffolk Street, London SE1 0UG, United Kingdom.

RAI was incorporated in the state of North Carolina and RAI Shares are listed on the NYSE. RAI is therefore not subject to the Listing Rules. However, pursuant to the terms of the Merger Agreement and in accordance with the NCBCA, the Proposed Acquisition is also conditional on RAI Shareholder approvals. For further details of the shareholder approvals required, please see paragraph 10.3 of this Part VI.

2.	Summary of the terms of the Proposed Acquisition

Pursuant to the terms of the Merger Agreement, subject to the satisfaction of the Conditions, RAI Shareholders, other than the BAT Group and RAI Shareholders who have properly asserted and not lost or effectively withdrawn a demand for appraisal rights, will receive:

For each RAI Share:

$29.44 in cash

and

0.5260 of a New BAT Share which

shall be represented by New BAT ADSs listed on the NYSE

•	Based on BAT’s share price and the pound sterling-US dollar exchange rate as at market close on 12 June 2017, the purchase price implies a total current value of $54.5 billion for the remaining 57.8% of RAI Shares not owned by the BAT Group, comprised of approximately $24.4 billion in cash and $30.1 billion in New BAT Shares which will be represented by New BAT ADSs.

•	Based on BAT’s share price and the pound sterling-US dollar exchange rate as at market close on 12 June 2017, this represents a premium of 39.5% over the closing price of RAI Shares on 20 October 2016 (being the last day prior to BAT’s announcement on 21 October 2016 of a proposal to merge with RAI).

As with the Existing BAT ADSs, each New BAT ADS will represent one underlying BAT Share. BAT intends to register the New BAT ADSs and the New BAT Shares with the SEC. No fractional New BAT ADSs will be issued in respect of the Proposed Acquisition and RAI Shareholders will receive cash in lieu of any fractional New BAT ADS (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADSs).

BAT currently intends to finance the cash portion of the Merger Consideration, which the Directors estimate to be approximately $24.4 billion, and related fees and expenses, with drawings under the Acquisition Facility. A $25 billion Acquisition Facility has been entered into with a syndicate of banks to provide financing certainty. The Directors currently expect that the utilised Acquisition Facility will be refinanced by bond issuances in due course. For further details of the debt financing arrangements, please see paragraphs 11 and 12 of this Part VI (Details of the Proposed Acquisition).

The Proposed Acquisition will take place by way of a statutory merger under the laws of North Carolina, pursuant to which Flight Acquisition Corporation (“Merger Sub”), a North Carolina corporation and an indirect wholly owned subsidiary of BAT, will merge with and into RAI, with RAI surviving the merger as an indirect wholly owned subsidiary of BAT.

The expected timetable of principal events for the Proposed Acquisition is set out in this Part VI. Subject to the satisfaction or waiver of the Conditions, Completion is expected to occur on or around 25 July 2017.

Following Completion and assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition, the RAI Shareholders will, together, own approximately 19% of the ordinary share capital of the Combined Group (excluding BAT Treasury Shares) RAI will become an indirect, wholly-owned subsidiary of BAT.

3.	Background to, and reasons for, the Proposed Acquisition

The BAT Group has been a shareholder of RAI since July 2004. In July 2004, the US assets, liabilities and operations, other than certain specified assets and liabilities, of BAT’s wholly owned subsidiary, B&W, then known as Brown & Williamson Tobacco Corporation (“B&W Tobacco”), were combined with RJR Tobacco Company (the “B&W Business Combination”). RAI previously was formed as a new holding company for these combined businesses. As a result of the B&W Business Combination, BAT acquired beneficial ownership of approximately 42% of outstanding RAI Shares.

The Board believes that the Proposed Acquisition represents the logical progression in BAT’s relationship with RAI and offers shareholders of both companies a stake in a stronger, global tobacco and Next Generation Products company.

Enhanced geographic coverage:

The Combined Group will have enhanced geographic coverage across emerging and developed markets as a result of the Proposed Acquisition.

The BAT Group has a significant presence in emerging markets across South America, Africa, the Middle East and Asia. Over the last five years, revenue per pack in these markets has grown at more than twice the rate compared to developed markets. With generally low cigarette pack prices and expectations of continued growth in consumer disposable income over the long-term, the future profit growth opportunity remains strong.

While the United States is characterised as a developed market, direct access to the US market strengthens BAT’s opportunity for long-term profitable growth. The United States is the world’s largest tobacco profit pool (excluding China), and over the last five years has grown revenue per pack at a faster rate than other developed markets. Long-term growth prospects are underpinned by affordable pack prices, relatively high disposable incomes and a growing market for Next Generation Products.

The Board believes that, after Completion, the Combined Group will be a larger, broader, more geographically diversified business with continued exposure to high growth emerging markets, direct access to the opportunity in the US market and a broad presence in key developed markets.

Combined portfolio of global brands:

The Combined Group will benefit from the combined portfolio of strong, growing global brands of both the BAT Group and the RAI Group, bringing together ownership of NEWPORT, KENT and PALL MALL, and in particular, that the unified ownership of these brands will allow the BAT Group to leverage consistent global positioning and shared resources. The RAI Group is well positioned with the second largest cigarette market share in the US market, with three out of the four top selling cigarette brands and the benefits from the Lorillard Merger already evident. For the year ended 31 December 2016, the RAI Group accounted for approximately 34% of the US cigarette market share, with NEWPORT the leading brand in menthol, PALL MALL the leading value brand and the NATURAL AMERICAN SPIRIT brand, which is a top ten best-selling cigarette brand in the United States. For the year ended 31 December 2016, American Snuff Co., an RAI subsidiary, also had a 33% share of the US moist snuff category, led by its GRIZZLY brand. US moist snuff retail volumes grew approximately 3.6% in 2016.

Global Next Generation Products business:

The Combined Group will be a global company in the fast growing Next Generation Product category, with an opportunity to leverage scale and insights across the largest and fastest growing markets and categories for Next Generation Products. The BAT Group is one of the largest international companies in the vapour market outside of the United States and China, having successfully launched a portfolio of products in the five largest vapour markets in Europe and established significant market share in the United Kingdom and Poland, based on the BAT Group’s internal estimates. In December 2016, GLO, an innovative tobacco heating product, was launched in Japan with encouraging early results. In addition, the RAI Group’s VUSE is one of the leading vapour brands sold in the US vapour retail market. The Proposed Acquisition will benefit from the best of the two companies’ talented research and development and next generation product organisations, including nicotine replacement therapy, and allow such next generation product capabilities to be shared more broadly. In particular, the Board believes that the Proposed Acquisition will increase BAT’s exposure to the US vapour market and, subject to applicable approvals from the US Food and Drug Administration (the “FDA”) and compliance with other US rules, may permit further leverage of the BAT Group’s pipeline of Next Generation Products.

Growth prospects:

The BAT Group has a successful track record of developing strong brands and growing market share through a consistent focus on consumer insights, product quality and innovation, enabling it to build on RAI’s existing share growth momentum. The global drive brand portfolio of DUNHILL, KENT, LUCKY STRIKE, PALL MALL and ROTHMANS has grown volume at an average of 7% per annum over the last three years, gaining more than 200 basis points share over the period. The Board believes that the ownership of RAI and access to the US market will further support BAT’s commitment to long-term profitable growth through consistent revenue growth. Further, the Board believes that the Proposed Acquisition will give BAT ownership of what will be a significant proportion of the Combined Group’s cash flows and provide a more balanced exposure to foreign exchange.

4.	Synergies and integration

The Board anticipates realising at least $400 million in annualised cost synergies by the end of the third full year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

The Board expects cost synergies to be achieved in the following main areas, listed in order of the magnitude of expected impact on the Combined Group:

•	integration of corporate functions and elimination of duplicated spend using BAT’s target operating model principles and policies;

•	procurement savings from leveraging enhanced scale, global expertise and category management;

•	integration of product development capabilities using a “best of both” approach; and

•	other efficiencies in manufacturing and supply chain.

The one-off costs of delivering these synergies are expected to total approximately $325 million to $350 million. The Board confirms that the annual cost synergies and the anticipated one-off expenditure reflect both the beneficial elements and the relevant costs of achieving these synergies.

These expected synergies have been calculated based on BAT and RAI’s financial and management information for the year ended 31 December 2016. The synergies referred to above are expected to be recurring and will accrue as a direct result of the Proposed Acquisition and would not be achievable independently. The Board believes that there are no material dis-synergies which would arise in connection with the Proposed Acquisition that will impact the planned benefits.

Although the Board expects that cost savings will result from the Proposed Acquisition from 2018 onwards, increasing to the full annualised amount of at least $400 million by the end of the third full year following Completion, there can be no assurance that any particular amount of such savings or synergies will be achieved following Completion or that they will be achieved in the expected time frame.

The Board expects that the Proposed Acquisition will be accretive to adjusted diluted EPS in the first full year of ownership and beyond.

The Board is confident that the integration of RAI can be achieved without causing any material disruption to the underlying operations of the two businesses. As at the date of this document, appropriate preparatory integration planning is being undertaken by an integration leadership team comprising members of senior management of both the BAT Group and the RAI Group. Individual work-streams have been defined with nominated leads from the BAT Group and the RAI Group to feed in to an overall integration plan that will manage the key synergy related activities until the benefits are realised. The plan is expected to be produced in July 2017 and will cover the following key components:

•	the overall approach, plus detailed activities for the first six months post-Completion;

•	the plans to develop and implement the destination operating model and associated organisational design for each of the RAI Group’s corporate functions operating within the BAT Group;

•	the integration of key IT systems;

•	an agreed communication strategy; and

•	the adoption of all necessary monitoring and tracking mechanisms designed to ensure the synergies are realised.

The cost synergies estimated by the Board, as described above, were taken into consideration by RAI in projecting certain cost synergies of $500 million as a result of the Proposed Acquisition. These estimated cost synergies and certain estimated annual tax efficiencies were used by the financial adviser to the RAI Transaction Committee, Goldman Sachs, and the financial advisers to the RAI board of directors, J.P. Morgan and Lazard, in their own respective manner in performing their respective financial analyses and used by the RAI Transaction Committee and the RAI board of directors for purposes of their consideration and evaluation of the Proposed Acquisition and have been disclosed in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and the filings on Schedule 13E-3 in relation to RAI (the “Schedules 13E-3”), which have been filed with the SEC.

The RAI estimates relating to the cost synergies and the annual tax efficiencies were used in the financial advisers’ analyses which were disclosed publicly to meet disclosure requirements under the applicable rules and regulations promulgated by the SEC and are therefore included in the Form F-4 and in exhibits to the Schedules 13E-3. As mentioned above, the Board’s estimate of annualised cost synergies by the end of the third full year following Completion is at least $400 million.

5.	Summary information on RAI

RAI, the parent company of the RAI Group, is a holding company whose wholly owned operating subsidiaries include the second largest tobacco company in the United States, RJR Tobacco Company; SFNTC, the manufacturer and marketer of the NATURAL AMERICAN SPIRIT brand of cigarettes and other tobacco products in the United States; the second largest smokeless tobacco products manufacturer in the United States, American Snuff Co.; RJR Vapor, a marketer of digital vapour cigarettes in the United States; Niconovum USA, Inc. and Niconovum AB, marketers of nicotine replacement therapy products in the United States and Sweden, respectively; and until their sale on 13 January 2016, SFRTI, and various foreign subsidiaries affiliated with SFRTI, distributors and marketers of NATURAL AMERICAN SPIRIT brand of cigarettes and other tobacco products outside the United States.

RAI’s reportable operating segments are the RJR Tobacco segment, the Santa Fe segment and the American Snuff segment:

•	The RJR Tobacco segment consists of the primary operations of RJR Tobacco Company and includes three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and RJR Tobacco’s other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco offers a smokeless tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarettes and tobacco products through arrangements with the BAT Group, and manages the export of tobacco products to US territories, US duty-free shops and US overseas military bases. In the United States, RJR Tobacco also manages the premium cigarette brands DUNHILL, which RJR Tobacco Company licenses from the BAT Group, and STATE EXPRESS 555, which RJR Tobacco Company licenses from CTBAT, a joint venture between the BAT Group and CNTC.

•	The Santa Fe segment consists of the primary operations of SFNTC and includes the manufacturing and marketing of premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

•	The American Snuff segment consists of the primary operations of American Snuff Co.. American Snuff is the second largest smokeless tobacco products manufacturer in the United States, and offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff. The moist snuff category is divided into premium, price-value and popular-price brands. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY, in the price-value category, and KODIAK, in the premium category.

Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on 13 January 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI.

RAI was incorporated in the State of North Carolina on 2 January 2004, and RAI Shares are listed on the NYSE under the trading symbol “RAI”. RAI’s headquarters are located at 401 North Main Street, Winston-Salem, North Carolina 27101.

RAI had consolidated net sales of $12,503 million and consolidated net income of $6,073 million for the year ended 31 December 2016 (compared to consolidated net sales of $10,675 million and consolidated net income of $3,253 million for the year ended 31 December 2015). Further information on the financial performance of RAI is set out in Part XV (Historical Financial Information of the RAI Group) of this Prospectus, including unaudited reconciliations of the RAI Group’s historical financial information from US GAAP to IFRS (EU).

6.	ADSs

6.1	ADS Programme

The Existing BAT ADSs have unlisted trading privileges on the NYSE MKT and no BAT securities are listed on any US securities exchange or registered pursuant to the securities laws of the United States. As a result, BAT is subject to neither the NYSE listing standards nor the corporate governance rules under the Sarbanes-Oxley Act of 2002.

BAT has entered into an amended and restated deposit agreement dated 1 December 2008, which governs the terms of BAT’s ADS programme. Since 14 February 2017, under an amendment to the amended and restated deposit agreement, each existing BAT ADS represents one BAT Share.

As part of the Proposed Acquisition, BAT intends to register the New BAT ADSs and the New BAT Shares with the SEC and to apply for the Existing BAT ADSs and the New BAT ADSs to be approved for listing on the NYSE such that the BAT ADS programme will be changed to a Sponsored Level III ADS programme with no action required by the holders of Existing BAT ADSs to effect such change. BAT will also become subject to the reporting requirements of the Exchange Act and, accordingly, be required to file or furnish certain reports with the SEC.

As a result of the registration of the New BAT Shares with the SEC, large BAT Shareholders (with direct or indirect beneficial ownership of more than 5% of BAT) will be required to file certain reports on their beneficial ownership with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Following Completion, the Existing BAT ADSs will be fungible with the New BAT ADSs to be issued as part of the Merger Consideration.

6.2	Rights of ADS holders

In connection with the Proposed Acquisition, all holders of RAI Shares will only be entitled to receive cash and New BAT ADSs and may not elect to receive BAT Shares in lieu of New BAT ADSs. Once New BAT ADSs are issued, the holders of the New BAT ADSs will have the right to convert those New BAT ADSs into BAT Shares, which they may continue to hold or may sell on the LSE or the JSE. However, the holder of the New BAT ADSs will be responsible for all fees charged by the Depositary relating to any such conversion. Fees and charges are also payable by BAT ADS holders to the Depositary in relation to certain other depositary services.

While each BAT ADS represents one BAT Share, there are some differences between these two securities. These differences include:

•	BAT ADSs trade in US dollars, while BAT Shares trade in pound sterling on the LSE and South African rand on the JSE;

•	dividends paid in respect of BAT ADSs will be paid in US dollars following conversion from pound sterling by the Depositary, while dividends paid in respect of BAT Shares listed on the LSE will be paid in pound sterling and on the JSE will be paid in South African rand. Consequently, dividends payable in respect of BAT ADSs will be subject to currency fluctuations. In addition, dividends paid in respect of BAT ADSs have a payment date which is three business days after that of the payment date of BAT Shares;

•	under the terms of an agreement between BAT and the Depositary, the Depositary has agreed to waive the fees that would otherwise be payable in connection with the issuance of BAT

ADSs upon deposit of BAT Shares and the cancellation of BAT ADSs and corresponding withdrawal of BAT Shares, in each case by BAT or any of its affiliates, officers, directors or employees. The terms of this agreement may be amended at any time by BAT and the Depositary;

•	while under the terms of the deposit agreement, cash dividends paid in respect of BAT ADSs are subject to a fee of up to $0.05 per BAT ADS payable to the Depositary, under the terms of the separate agreement between BAT and the Depositary referred to above, such dividends are instead subject to a fee of up to $0.02 per BAT ADS per year (a fee of $0.01 per dividend based on the distribution of an interim and a final cash dividend per year or a fee of $0.005 per dividend based on the distribution of four quarterly cash dividends per year). Under such separate agreement, this dividend fee may not be varied by the Depositary without the consent of BAT;

•	prior to or at Completion, BAT ADSs will be listed on the NYSE (the Existing BAT ADSs have unlisted trading privileges on the NYSE MKT) while BAT Shares are listed on the LSE (with a secondary listing on the JSE);

•	holders of BAT ADSs vote the underlying BAT Shares by instructing the Depositary on how to vote such BAT Shares at a general meeting, while holders of BAT Shares vote directly at any general meetings;

•	certain shareholders’ rights, such as the right to propose resolutions or the right to convene a general meeting, may not be exercised by BAT ADS holders unless they first convert their BAT ADSs into BAT Shares; and

•	holders of BAT Shares are entitled to receive mailed copies of proxy materials and documents from BAT, while, in lieu of distributing such materials, the Depositary may distribute to holders of BAT ADSs instructions on how to retrieve such materials upon request.

7.	Dividends and dividend policy

RAI intends to continue to pay dividends consistent with past practice and in accordance with RAI’s dividend policy during the period prior to Completion. RAI Shareholders will be entitled to BAT dividends (with record dates following Completion) in respect of the New BAT Shares underlying the New BAT ADSs from the time of issuance of such ADSs. The New BAT Shares will, when issued, rank pari passu with each other and with all Existing BAT Shares and will rank in full for all dividends and other distributions hereafter declared, made or paid in respect of the Existing BAT Shares.

BAT intends to maintain its dividend policy of a minimum 65% payout ratio post Completion and the Board expects the Proposed Acquisition to be accretive to dividends per share. BAT’s dividends are set in pence per ordinary share. It is expected that any dividend of the Combined Group will be set in the same format.

Following Completion, until the end of 2017, the Combined Group intends to maintain BAT’s stated policy of paying a dividend biannually. Beginning in 2018, the Combined Group will pay four interim quarterly dividends with respect to BAT Shares and BAT ADSs. BAT will announce the dividend amount as part of its preliminary results announcement for the year ending 31 December 2017 in February 2018 and the dividend amount will be paid in four equal instalments in May 2018, August 2018, November 2018 and February 2019. As part of the transition to quarterly dividend payments, and to ensure BAT Shareholders receive the equivalent amount of total cash payments in 2018 as they would have under the previous payment policy, an additional interim dividend will be announced in December 2017 for payment in February 2018 and will be calculated as 25% of the total cash dividend paid in 2017.

The dividends paid on the BAT Shares in respect of the period covered by the historical financial information were as follows:

Year ended 31 December	Type	Amount	LSE Ex-dividend date	JSE Ex-dividend date	Payment date
2016	Final	118.10p	16/03/2017	15/03/2017	04/05/2017
	Interim	51.30p	18/08/2016	17/08/2016	28/09/2016
2015	Final	104.60p	17/03/2016	14/03/2016	05/05/2016
	Interim	49.40p	20/08/2015	17/08/2015	30/09/2015
2014	Final	100.60p	19/03/2015	16/03/2015	07/05/2015
	Interim	47.50p	20/08/2014	18/08/2014	30/09/2014

8.	Dilution

Subject to Completion, up to 435,556,670 New BAT Shares will be issued in connection with the Proposed Acquisition. This will result in BAT’s issued share capital increasing by approximately 21% (including BAT Treasury Shares). Following Completion and assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition, BAT Shareholders will be subject to an immediate dilution as a result of the issue, following which they will hold approximately 81% of the Combined Group’s issued share capital (excluding BAT Treasury Shares).

9.	Management and employees

Pursuant to the Merger Agreement, BAT will take all actions necessary to cause three directors serving on RAI’s board of directors (other than the directors designated for nomination by B&W, a subsidiary of BAT) immediately prior to Completion to be appointed to the Board upon Completion. Such directors will be selected by BAT prior to Completion after consultation with the RAI Transaction Committee.

BAT attaches great importance to the skills and experience of the existing management and employees of the BAT Group and the RAI Group and the Board believes that the Combined Group will offer greater opportunities to the employees within it.

The Combined Group’s headquarters will be located at BAT’s existing headquarters at Globe House, 4 Temple Place, London, WC2R 2PG, United Kingdom (which is also its registered office).

The BAT Group’s manufacturing footprint is expected to be enhanced as a result of the inclusion of the RAI Group’s high quality production facilities in North Carolina and Tennessee.

10.	Structure and Conditions to the Proposed Acquisition

10.1	Structure of the Proposed Acquisition

The Proposed Acquisition will take place by way of a statutory merger under the laws of North Carolina, pursuant to which Merger Sub, a North Carolina corporation and an indirect wholly owned subsidiary of BAT, will merge with and into RAI, with RAI surviving the merger as an indirect wholly owned subsidiary of BAT. The Merger Agreement was entered into on 16 January 2017, the terms of which are more fully described in Part XIX (Additional Information) of this Prospectus

10.2	Completion

Assuming the satisfaction or waiver of all Conditions, Completion is expected to take place on or about 25 July 2017. Any revision to this will be promptly notified to BAT Shareholders, by BAT, via a Regulatory Information Service. Following Completion, BAT will announce that the Proposed Acquisition has taken effect. The announcement will be made by way of a press release despatched via a Regulatory Information Service.

10.3	Conditions to the Proposed Acquisition

The Merger Agreement contains a number of Conditions. These include:

•	Antitrust approvals:

○	expiration or termination of the applicable waiting period (or extension thereof) under the HSR Act; and

○	the earlier of the expiration of the waiting period required by Japanese merger control regulations and the receipt of clearance from the Japan Fair Trade Commission.

•	BAT Shareholder approvals:

○	the approval of the Merger Agreement and other transactions contemplated by the Merger Agreement and for the Directors to allot and issue the New BAT Shares at the BAT General Meeting.

•	RAI Shareholder approvals:

○	approval of the Merger Agreement by the holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the RAI Special Meeting (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI), is not entitled to vote in respect of this stock); and

○	approval of the Merger Agreement by the holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries.

•	Admission of New BAT Shares to listing on the LSE and New BAT ADSs on the NYSE:

○	approval for admission of the New BAT Shares to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE subject only to the issue of such New BAT Shares upon Completion; and

○	approval for listing on the NYSE of the New BAT ADSs issuable to RAI Shareholders as the share portion of the Merger Consideration (subject to official notice of issuance).

•	Registration statements declared effective by the SEC:

○	declaration by the SEC of the effectiveness of the registration statements filed on Form F-4 and Form F-6 relating to the New BAT Shares and New BAT ADSs to be issued as the share portion of the Merger Consideration (and the absence of any stop order suspending the effectiveness of such registration statements or any proceedings seeking such a stop order).

•	Other conditions:

○	the filing of this Prospectus and the Circular with the UKLA, the approval of this Prospectus and the Circular by the UKLA and the mailing of the Circular and the publishing of this Prospectus, in each case, in accordance with applicable rules and regulations;

○	absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity that prevents, makes illegal or prohibits the Completion or the issuance of the New BAT Shares;

○	accuracy of the representations and warranties made in the Merger Agreement by the other party, subject to certain exceptions based on a material adverse change standard; and

○	performance in all material respects by the other party of the obligations required under the Merger Agreement to be performed by it at or prior to Completion.

Pursuant to the requirements of the HSR Act, BAT and RAI filed Notification and Report Forms with respect to the Proposed Acquisition with the FTC and DOJ on 6 February 2017 and requested early termination of the HSR Act waiting period. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017.

On 23 March 2017, BAT and RAI filed notifications for the Proposed Acquisition with the Japan Fair Trade Commission. Approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied.

BAT’s obligation to complete the Proposed Acquisition is further conditional upon the absence of any legal restraint issued by a governmental entity under any antitrust laws that would, directly or indirectly, result in (1) any prohibition or limitation on the ownership or operation by RAI, BAT or their respective subsidiaries of any portion of the business, properties or assets of RAI, BAT or their respective subsidiaries, (2) RAI, BAT or their respective subsidiaries being compelled to dispose of or hold separate any portion of the business, properties or assets of RAI, BAT or any of their respective subsidiaries, (3) any prohibition or limitation on the ability of BAT to acquire or hold, or exercise full right of ownership of, any shares of the capital stock of the RAI Group, including the right to vote such shares, or (4) any prohibition or limitation on BAT effectively controlling the business or operations of the RAI Group.

For further information, please see paragraph 17.1.1 of Part XIX (Additional Information) of this Prospectus.

10.4	Termination fee

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, BAT will be entitled to receive a termination fee of $1 billion from RAI in the event that:

•	the RAI board of directors or any committee thereof changes its recommendation to RAI Shareholders and either (1) the Merger Agreement is terminated because the RAI Shareholders fail to approve the Merger Agreement at the RAI Special Meeting or no shareholders’ meeting is held prior to the End Date; or (2) BAT terminates the Merger Agreement as a result of such change in recommendation; or

•	(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained and no legal restraint preventing the Completion is in effect), the RAI shareholders failed to approve the Merger Agreement at the RAI Special Meeting or RAI breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Company Takeover Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the capital stock or assets of RAI was made or made known to RAI or its shareholders, and (3) within 12 months after such termination, RAI or any of its subsidiaries enters into a definitive agreement with respect to, or completes, such Company Takeover Proposal.

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, RAI will be entitled to receive a termination fee of $1 billion from BAT in the event that:

•	the Board or any committee thereof changes its recommendation and either (1) the Merger Agreement is terminated because BAT Shareholders fail to approve the Resolution or no shareholders’ meeting is held prior to the End Date or (2) RAI terminates the Merger Agreement as a result of such change in recommendation; or

•	(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained, no legal restraint preventing the Completion is in effect and no antitrust restriction (as defined in the Merger Agreement) is in effect), the BAT Shareholders failed to approve the Resolution at the shareholders’ meeting or BAT breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Parent Alternative Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the shares in, or the assets of, BAT is publicly proposed or announced and (3) within 12 months after such termination, BAT enters into a definitive agreement with respect to, or completes, such Parent Alternative Proposal.

In addition, the Merger Agreement provides that RAI will be entitled to receive a termination fee of $500 million from BAT in the event that the Merger Agreement is terminated because the Proposed Acquisition has not occurred by the End Date and at the time of termination (1) all antitrust approvals that are Conditions have not been obtained, a legal restraint attributable to an antitrust law is in effect that prevents Completion or an antitrust restriction (as defined in the Merger Agreement) is in effect and (2) all other Conditions have been satisfied (or, in the case of any condition that is by its nature is to be satisfied at Completion, would be satisfied if Completion were to occur on the date of such termination). The Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied. BAT must also pay a termination fee of $500 million to RAI if the Merger Agreement is terminated because a legal restraint attributable to an antitrust law that prevents Completion has become final and non-appealable. BAT will not be required to pay the termination fees described in this paragraph if RAI has not complied with its obligation to use reasonable best efforts to complete the Proposed Acquisition as promptly as practicable.

11.	Financing

BAT currently intends to finance the cash portion of the Merger Consideration, which the Directors estimate to be approximately $24.4 billion, and related fees and expenses, with drawings under the Acquisition Facility.

On 16 January 2017, B.A.T. International Finance p.l.c. and B.A.T Capital Corporation, each a wholly-owned subsidiary of BAT, as original borrowers, and BAT, as guarantor, entered into the Acquisition Facility with HSBC Bank plc, as agent, HSBC Bank USA, National Association, as US agent, and the financial institutions party thereto, as mandated lead arrangers and banks. Under the Acquisition Facility, the lenders are providing an unsecured and unsubordinated term loan facility in an aggregate principal amount of up to $25,000,000,000, available for the purpose of financing the Proposed Acquisition, paying fees and expenses and refinancing an existing revolving credit facility of RAI.

The Acquisition Facility comprises four credit facilities:

•	a $15,000,000,000 bridge facility which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 12 months (or, if both extension options are exercised, 24 months) after the earlier of (1) the date of Completion and (2) the business day that is six months after 16 January 2017 (the earlier of (1) and (2), the Start Date);

•	a $5,000,000,000 bridge facility which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 24 months (or, if both extension options are exercised, 36 months) after the Start Date;

•	a $2,500,000,000 term loan which matures on the date falling 36 months after the Start Date; and

•	a $2,500,000,000 term loan which matures on the date falling 60 months after 16 January 2017.

The Directors currently expect that the utilised Acquisition Facility will be refinanced by bond issuances in due course. In addition, as an alternative, BAT may issue new bonds to satisfy a portion of the cash portion of the Merger Consideration in lieu of drawing on the Acquisition Facility. BAT has not entered into any definitive documentation with respect to any such bond issuances. There can be no assurance that any replacement, supplemental or refinance financing will be available to BAT at all or on acceptable terms.

12.	2017 Revolving Credit Facility

On 20 January 2017, BAT as guarantor and BAT, BATIF, British American Tobacco Holdings (The Netherlands) B.V. (“BATHTN”), B.A.T. Netherlands Finance B.V. (“BATNF”) and BATCAP (each a wholly-owned subsidiary of BAT), as original borrowers entered into a £5,680,000,000 forward starting revolving credit facilities agreement with HSBC Bank plc as agent and euro swingline agent, HSBC Bank USA, National Association as US agent and USD swingline agent and certain banks and financial institutions as banks and arrangers (the “2017 RCF”).

The 2017 RCF comprises the following facilities:

•	a £2,840,000,000 multi-currency revolving credit facility (“RCF Facility A”) with a $785,714,285 USD swingline sub-facility and a €473,300,000 euro swingline sub-facility each maturing on the date falling 364 days after the date of Completion and incorporating:

○	an option to extend the final maturity date of RCF Facility A by 365 days (with each bank having the right to accept or decline an extension request in respect of its commitments);

○	an option to term out RCF Facility A (at BAT’s option) by converting any outstanding revolving facility advances into term advances on the applicable final maturity date (the “Term Out Date”) and extending the final maturity date of RCF Facility A to either the second anniversary of the date of Completion or, if the applicable final maturity date has already been extended pursuant to the extension option, the third anniversary of the date of Completion; and

•	a £2,840,000,000 multi-currency revolving facility (“RCF Facility B”) with a $1,571,428,571 USD swingline sub-facility and a €946,600,000 euro swingline sub-facility, each maturing on 29 May 2021. RCF Facility B effectively replaces BAT’s existing £3,000,000,000 revolving credit facility entered into on 29 May 2014 (the “2014 RCF”).

The 2017 RCF also contains an accordion feature, allowing BAT to bring one additional bank into the facility by delivering a request on or prior to the date falling six months after the date of Completion.

Revolving facility advances are to be applied in or towards the general corporate purposes of the BAT Group. Each swingline advance is to be applied in or towards refinancing short-term borrowings of the BAT Group and providing support for the BAT Group’s euro (under all swingline facilities) and US (under the USD swingline facilities) commercial paper programmes. The 2014 RCF will be cancelled at Completion and the 2017 RCF will be available to draw from such time, provided applicable conditions precedent are met (which includes evidence that the 2014 RCF has been cancelled). If at any time BAT gives notice that Completion will not occur or if Completion does not occur on or before 31 March 2018, commitments under the 2017 RCF will be cancelled and this facility will not be available to be drawn. In this case the 2014 RCF will remain in place until its maturity in 2021.

13.	Current trading and prospects for BAT and RAI

13.1	BAT

BAT issued, on 14 June 2017, the following trading update ahead of its closed period commencing 27 June 2017:

“The business continues to perform very well, in line with expectations.

First half revenue is expected to benefit from good pricing. As highlighted in February, first half volumes are lapping a strong prior year comparator and will be impacted by the phasing of shipments in a number of key markets, including Pakistan. Full year volume is expected to outperform the industry, which we anticipate will be down around 4%.

We expect our market share to continue to grow, driven by the Global Drive Brands.

Trading in our key markets continues to reflect the trends discussed at the Preliminary Results in February with Canada, Romania, Bangladesh and Ukraine performing well and conditions remaining challenging in Brazil, South Africa, Malaysia, France and the UK.

The performance of GLO in Sendai, Japan continues to exceed our expectations and we are on track for further Japanese and international rollout in the second half. In vapour, our share growth in Western Europe continues and we are making encouraging progress with the rollout of VYPE PEBBLE. A city test of VYPE e-Pen III is on track for Q4.

As previously stated, profit growth is expected to be weighted to the second half of the year, mainly due to the timing of volume shipments, as well as the phasing of Next Generation Product investments and marketing spend.

If exchange rates stayed the same for the remainder of the year, there would be an adverse transactional impact on operating profit of 2% for both the first half and the full year. For translation, this would be a tailwind on operating profit of approximately 13% for the half year and 7% for the full year.

First half EPS is expected to benefit from a significant translational foreign exchange tailwind of around 14%.”

13.2	RAI

Year ended 31 December 2016

RAI filed its Form 10-K for the year ended 31 December 2016 with the SEC on 9 February 2017.

RAI reported net sales of $12.5 billion in 2016, an increase of 17.1% compared to 2015. Comparisons for the full year were driven largely by the addition of the NEWPORT brand following the acquisition of Lorillard in June 2015. RAI’s reportable operating segments consist of RJR Tobacco, Santa Fe and American Snuff. RJR Tobacco’s net sales in 2016 were $10.3 billion, an increase of 19.5% compared to 2015, primarily due to higher volume and favourable product mix of $1.3 billion and higher net pricing of $490 million. Santa Fe’s 2016 net sales increased by 18.9% from 2015 to $973 million, due to higher volume and higher net pricing. American Snuff net sales in 2016 totalled $914 million, an increase of 6.9% compared to 2015, due to higher net pricing and higher moist snuff volume.

RAI’s net income was $6.1 billion in 2016, an increase of 86.7% compared to 2015 primarily due to the recognition of the gain on divestiture of NATURAL AMERICAN SPIRIT’s business outside the United States in 2016. Each of RAI’s reportable operating segments demonstrated improved operating income during 2016.

Three months ended 31 March 2017

RAI filed its Form 10-Q for the three months ended 31 March 2017 with the SEC on 3 May 2017.

RAI reported net sales of $2.9 billion for the first quarter of 2017, an increase of 1.1% compared to the first quarter of 2016. RJR Tobacco’s net sales in the first quarter of 2017 were $2.4 billion, a decrease of 1.7% compared to the prior year period, primarily due to lower net volume/product mix of $123 million, partially offset by higher net pricing of $120 million. Lower contract manufacturing revenues and leaf sales also contributed to the decline in net sales. Santa Fe’s net sales increased by 9.2% from the prior year to $238 million, primarily due to higher volume and net pricing. American Snuff net sales totalled $242 million, an increase of 12.0% compared to the prior year, primarily due to higher net pricing and higher moist snuff volume.

RAI’s net income was $780 million in the first quarter of 2017, a decrease of 78.1% compared to the first quarter of 2016, which included a significant gain on divestiture resulting from the sale of NATURAL AMERICAN SPIRIT’s business outside the United States. RJR Tobacco’s 2017 first-quarter operating income was unfavourably impacted by lower net volume and product mix and higher State Settlement Agreement expenses, partially offset by higher net pricing when compared to the first quarter of 2016. RAI’s other two reportable operating segments reported higher operating income in the first quarter of 2017 compared to the same period in 2016.

14.	De-listing of RAI Shares and listing of New BAT Shares

14.1	De-listing of RAI Shares

If the Proposed Acquisition completes, there will no longer be any publicly held RAI Shares. Accordingly, RAI Shares will be delisted from the NYSE and will be deregistered under the Exchange Act as soon as practicable following Completion, and RAI will no longer be required to file periodic reports with the SEC in respect of RAI Shares.

Prior to Completion, RAI will cooperate with BAT to cause the delisting of the RAI Shares from the NYSE as promptly as practicable after Completion, and in any event no more than two business days after Completion.

14.2	Listing of New BAT Shares

Under the terms of the Merger Agreement, BAT is required to use its reasonable best efforts to cause (1) the New BAT Shares to be approved for admission to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE and (2) the New BAT ADSs to be issued as Merger Consideration to be approved for listing on the NYSE, subject to official notice of issuance, each prior to Completion. It is a condition to both parties’ obligations to complete the Proposed Acquisition that such approvals are obtained. Accordingly, application will be made to have the New BAT Shares approved for listing by the UKLA and to trading on the main market for listed securities on the LSE and for the New BAT ADSs to be approved for listing on the NYSE. Application will also be made to have the New BAT Shares listed on the JSE.

BAT Shares have a secondary listing on the JSE in South Africa, under the abbreviated name BATS and the trading code “BTI”. As at 31 December 2016, 257,070,692 BAT Shares (being 12.68% of BAT’s issued ordinary share capital) were recorded on its South Africa branch share register.

PART VII

INFORMATION ON THE BAT GROUP

1.	Overview

BAT is the parent holding company of the BAT Group, a global tobacco and Next Generation Products group with brands sold in over 200 markets. According to the BAT Group’s internal estimates, the BAT Group is a market leader in more than 55 countries by volume, producing the cigarette chosen by one in eight of the world’s one billion smokers. The BAT Group, excluding the BAT Group’s associated undertakings, is organised into four regions: Asia-Pacific, Americas, Western Europe and Eastern Europe, Middle East and Africa (“EEMEA”).

For the year ended 31 December 2016, the BAT Group sold approximately 665 billion cigarettes (excluding sales of its associates) of which approximately 630 billion cigarettes were produced by 44 factories in 42 countries. In 2016, the BAT Group’s five global drive brands - DUNHILL, KENT, LUCKY STRIKE, PALL MALL and ROTHMANS - accounted for 49% of the BAT Group’s total cigarette volume. The BAT Group’s range of products covers all segments, from value-for-money to premium with a portfolio of international, regional and local tobacco brands to meet a broad array of adult tobacco consumer preferences wherever the BAT Group operates. The BAT Group is investing in building a portfolio of innovative new types of tobacco and nicotine products alongside its traditional tobacco business. These Next Generation Products include vapour products (such as e-cigarettes) and tobacco heating products.

The BAT Group manages a globally integrated supply chain and the BAT Group’s products are distributed to retail outlets worldwide. During the year ended 31 December 2016, the BAT Group employed around 50,000 people worldwide.

For the year ended 31 December 2016, the BAT Group’s revenue was £14,751 million and its profit from operations was £4,655 million.

2.	History and development of BAT

The BAT Group has had a significant global presence in the tobacco industry for over 100 years. BAT Ltd. was incorporated in 1902, when the Imperial Tobacco Company and the American Tobacco Company agreed to form a joint venture company. BAT Ltd. inherited companies and quickly expanded into major markets, including India and Ceylon, Egypt, Malaya, Northern Europe and East Africa. In 1927, BAT Ltd. expanded into the US market through its acquisition of B&W.

During the 1960s, 1970s and 1980s, the BAT Group diversified its business under the umbrella of B.A.T Industries p.l.c., with acquisitions in the paper, cosmetics, retail and financial services industries, among others. Various business reorganisations followed as the business was eventually refocused on the BAT Group’s core cigarette, cigars and tobacco products businesses with British American Tobacco p.l.c. becoming a separately listed entity on the LSE in 1998.

In 1999, the BAT Group announced a global merger with Rothmans International, at that time the fourth largest tobacco company in the world. The BAT Group acquired Imperial Tobacco Canada in 2000, and in 2003 the BAT Group acquired Ente Tabacchi Italiani S.p.A., Italy’s state-owned tobacco company. Investments were made in Peru and Serbia in 2003, through the acquisitions of Tabacalera Nacional and Duvanska Industrija Vranje. In July 2004, the US assets, liabilities and operations, other than certain specified assets and liabilities, of BAT’s wholly owned subsidiary, B&W, were combined with RJR Tobacco Company. RAI previously was formed as a new holding company for these combined businesses. As a result of the B&W business combination, B&W acquired beneficial ownership of approximately 42% of the RAI Shares. In 2008, the BAT Group acquired Tekel, the Turkish state-owned tobacco company, as well as 100% of the cigarette and snus business of Skandinavisk Tobakskompagni A/S. Following the acquisition of its business during 2009, the BAT Group recognised an effective 99% interest in Bentoel in Indonesia. In 2011, the BAT Group completed the acquisition of 100% of Protabaco in Colombia. In 2012, the BAT Group acquired CN Creative Limited, a UK based start-up company specialising in the development of e-cigarette technologies. During 2013, the BAT Group entered into joint operations in China and Myanmar. In 2015, the BAT Group acquired: the shares it did not already own in Souza Cruz; the Blue Nile Cigarette Company Limited, a tobacco manufacturing and distribution company in the Republic of Sudan; and the CHIC Group, a vapour product business in Poland and TDR d.o.o., a cigarette manufacturer in Central Europe. In 2015, in connection with the Lorillard Merger (as described in paragraph 2.1 of Part VIII (Information on the RAI Group) of this Prospectus), the BAT Group also invested $4.7 billion to maintain its approximate 42% equity position in the enlarged RAI, following RAI’s purchase of Lorillard. Following Completion, RAI will become an indirect, wholly owned subsidiary of BAT and will no longer be a publicly held corporation. In 2016, the BAT Group acquired Ten Motives, a UK based e-cigarette business with particular strength in traditional grocery and convenience channels.

BAT was incorporated in July 1997 under the laws of England and Wales as a public limited company and is domiciled in the United Kingdom. BAT is the parent holding company of the BAT Group, which is involved in activities directly or indirectly related to the manufacture, distribution or sale of cigarettes and other tobacco and nicotine products.

2.1	Significant recent business combinations and acquisitions

During the years ended 31 December 2016 and 2015, the BAT Group made the following significant business combinations and acquisitions:

•	In 2015, the BAT Group invested £1.7 billion to acquire the shares it did not already own in its Brazilian subsidiary, Souza Cruz S.A. (“Souza Cruz”), and de-listed the company. Following a public auction in October 2015, the BAT Group acquired sufficient shares to cancel Souza Cruz’s registration as a publicly listed company, with a total shareholding of 99.1%. The compulsory acquisition of the remaining minority shares was approved on 5 February 2016, with Souza Cruz becoming a wholly owned subsidiary at that date.

•	In September 2015, the BAT Group completed the acquisition of TDR d.o.o., a cigarette manufacturer in Central Europe, and other tobacco and retail assets (“TDR”) from Adris Grupa d.d. for a total enterprise value of €550 million.

The BAT Group made no significant business combinations or acquisitions during the year ended 31 December 2014.

3.	BAT Strategy

The BAT Group offers adult consumers a range of products including: cigarettes, Fine Cut tobacco, Swedish-style snus, cigars and Next Generation Products.

The BAT Group has a diversified Global Drive Brand portfolio, rather than a “one size fits all” model. Using insights into adult tobacco consumer preferences, the BAT Group seeks to deliver benefits to its adult tobacco consumers through product quality, blend, taste and price. The BAT Group’s Global Drive Brand approach offers choice to adult tobacco consumers through different brands, formats and styles, drives the expansion of each brand’s geographic footprint; and improves margins.

The BAT Group focuses resources to develop these brands where it expects both current and long-term growth opportunities to drive its share in a particular market. The BAT Group additionally relies on its other international, regional and local brands in areas where these play a strategic role either in a product sector or in a key local market with high consumer loyalty. The BAT Group intends to continue to make substantial investments in a range of Next Generation Products to enable it to offer choice and meet varied consumer needs in this emerging product category.

4.	Business segments

The BAT Group, excluding the BAT Group’s associated undertakings, is organised into four regions: Asia-Pacific, Americas, Western Europe and EEMEA. For more information about adjusted profit from operations, including a reconciliation to profit for the year, see Part III (Important Information) of this Prospectus.

The Western Europe region encompasses Western Europe and parts of Central Europe, including Poland, Romania, Bulgaria, Serbia, Croatia, Montenegro, Albania and Kosovo. For the year ended 31 December 2016, the volume for the Western Europe region was 120 billion (compared to 112 billion for the years ended 31 December 2015 and 2014). For the year ended 31 December 2016, revenue from the Western Europe region was £3,867 million (compared to £3,203 million for the year ended 31 December 2015 and £3,359 million for the year ended 31 December 2014), which is 26.2% of the BAT Group’s total consolidated revenue, profit from operations was £1,044 million and adjusted profit from operations was £1,389 million, representing 21.6% and 28.7% of the BAT Group’s total profit, respectively.

The Asia-Pacific region encompasses South Korea, the markets of South-East Asia, South Asia, Japan and Australasia. For the year ended 31 December 2016, the volume for the Asia-Pacific region was 196 billion (compared to 198 billion for the year ended 31 December 2015 and 197 billion for the year ended 31 December 2014). For the year ended 31 December 2016, revenue from the Asia-Pacific region was £4,266 million (compared to £3,773 million for the year ended 31 December 2015 and £3,873 million for the year ended 31 December 2014), which is 28.9% of the BAT Group’s total consolidated revenue, profit from operations was £1,432 million and adjusted profit from operations was £1,630 million, representing 29.6% and 33.7% of the BAT Group’s total profit, respectively.

The Americas region encompasses the markets of Central America and South America, the Caribbean, Canada and Mexico. For the year ended 31 December 2016, the volume for the Americas was 113 billion (compared to 124 billion for the year ended 31 December 2015 and 131 billion for the year ended 31 December 2014). For the year ended 31 December 2016, revenue from the Americas was £2,868 million (compared to £2,720 million for the year ended 31 December 2015 and £2,990 million for the year ended 31 December 2014), which is 19.4% of the BAT Group’s total consolidated revenue, profit from operations was £1,017 million and adjusted profit from operations was £1,172 million, representing 21.0% and 24.2% of the BAT Group’s total profit, respectively.

The EEMEA region encompasses Eastern Europe, which includes Russia, Ukraine, Moldova, Belarus, the Caucasus, the Middle East and Africa. For the year ended 31 December 2016, the volume for the EEMEA region was 236 billion (compared to 229 billion for the year ended 31 December 2015 and 227 billion for the year ended 31 December 2014). For the year ended 31 December 2016, revenue from the EEMEA region was £3,750 million (compared to £3,408 million for the year ended 31 December 2015 and £3,749 million for the year ended 31 December 2014), which is 25.4% of the BAT Group’s total consolidated revenue, profit from operations was £1,182 million and adjusted profit from operations was £1,289 million, representing 24.4% and 26.6% of the BAT Group’s total profit, respectively.

5.	Brands and products

The BAT Group’s core tobacco product range includes cigarettes, Fine Cut (roll-your-own and make-your-own tobacco), Swedish-style snus and cigars. The BAT Group’s range of products covers all segments, from value-for-money to premium products. In addition, the BAT Group also develops and sells Next Generation Products and is currently focusing on two distinct categories: vapour products (such as e-cigarettes) and tobacco heating products.

The BAT Group’s cigarette portfolio is composed of Global Drive Brands, international brands and local brands. The BAT Group’s five Global Drive Brands play a key role in its growth strategy. For the year ended 31 December 2016, Global Drive Brands volume represented 49% of the BAT Group’s global cigarette volume, up from 35% in 2011. The international and local brands help maintain the BAT Group’s broad brand portfolio worldwide, with strong market positions in many key markets, such as Brazil, Canada, South Africa, Turkey, Nigeria, Denmark, Norway, Australia, Vietnam, Pakistan, Bangladesh and Japan.

The BAT Group’s five Global Drive Brands are:

•	DUNHILL;

•	KENT;

•	LUCKY STRIKE;

•	PALL MALL; and

•	ROTHMANS.

The BAT Group’s other international brands include:

•	VOGUE;

•	VICEROY;

•	KOOL;

•	PETER STUYVESANT;

•	CRAVEN A;

•	BENSON & HEDGES;

•	JOHN PLAYER GOLD LEAF;

•	STATE EXPRESS 555; and

•	SHUANG XI.

5.1	Global drive brands

5.1.1	DUNHILL

The DUNHILL brand for tobacco products was launched in 1907. In 1999, as part of the BAT Group’s merger with Rothmans International, the BAT Group acquired Dunhill Tobacco of London Limited, including all of the DUNHILL brand of cigarettes, cigars and tobacco products. The DUNHILL brand range includes a diverse range of cigarettes and cigars that can command premium or above premium prices. The BAT Group’s DUNHILL brand is sold in more than 100 markets. For the year ended 31 December 2016, total DUNHILL volume decreased compared to the year ended 31 December 2015 by 3.3% to 57 billion (representing 8.5% of the BAT Group’s global volume), driven mainly by industry declines in Malaysia and Brazil, which more than offset growth in South Korea and the continued growth in Indonesia.

In recent years, the BAT Group has enhanced DUNHILL’s position in various key markets, including the successful entry of the brand into Indonesia (following the acquisition of Bentoel) and through the delivery of innovative cigarette products such as new capsule offers and the BAT Group’s Reloc product innovation using re-sealable pack technology distinctive to DUNHILL. The roll-out of the BAT Group’s super-premium variant Fine Cut has also helped to expand DUNHILL into a number of new markets.

5.1.2	KENT

The Directors believe that KENT is a market leader in the tobacco industry for innovation. The KENT brand is sold in more than 70 markets. For the year ended 31 December 2016, total KENT volume increased compared to the year ended 31 December 2015 by 1.0% to 66 billion (representing 10% of the BAT Group’s global volume), driven by increased sales in Chile, Turkey, Japan and Russia.

In recent years, the BAT Group has developed a number of innovations in respect of the KENT brand. KENT Convertibles, the innovative range of capsule products launched in 2010, continues to expand into new markets and has played a key role in generating volume growth and reinforcing KENT’s status as a leader in innovation. Also, KENT has expanded its slimmer formats to continue driving share growth in the super slim premium segment. Packaging improvements implemented across the BAT Group’s core range and a recent launch of the tube filter have also strengthened the BAT Group’s brand and resulted in share gains in important markets such as Japan and Turkey.

5.1.3	LUCKY STRIKE

The LUCKY STRIKE brand was launched in 1871. In 1994, the LUCKY STRIKE brand was added to the BAT Group’s portfolio, through the acquisition of the American Tobacco Company. For the year ended 31 December 2016, total LUCKY STRIKE volume increased compared to the year ended 31 December 2015 by 13.5% to 36 billion (representing 5.5% of the BAT Group’s global volume), with growth in Indonesia, Colombia, Egypt, France, Croatia and Italy, which more than offset reductions in Argentina and Russia. The LUCKY STRIKE brand is sold in more than 80 markets.

LUCKY STRIKE has continued its growth through the LUCKY STRIKE Click & Roll capsule product particularly in the Americas region and in France. The Adult Smokers Under 30 market segment accounts for a significant percentage of the brand’s franchise and the BAT Group continues to focus on this market segment through consumer relevant innovation.

5.1.4	PALL MALL

The PALL MALL brand was introduced in 1899 by the Black Butler Company. In 1994, the PALL MALL brand was added to the BAT Group’s product portfolio, through the acquisition of the American Tobacco Company. PALL MALL is the BAT Group’s leading global value-for-money brand. Based on the BAT Group’s internal estimates, using the declared brand volumes of the BAT Group’s key competitors, PALL MALL is the fourth biggest global brand. For the year ended 31 December 2016, total PALL MALL volume increased compared to the year ended 31 December 2015 by 0.1% to 92 billion (representing 13.9% of the BAT Group’s global volume), as growth in Venezuela, Poland, Iran, Mexico and Romania more than offset reductions in Pakistan and the migration to ROTHMANS in Italy. PALL MALL is sold in more than 110 markets.

PALL MALL’s products include the BAT Group’s global core offer, along with menthol, capsules, extra cut and additive-free ranges.

5.1.5	ROTHMANS

The ROTHMANS brand was established in London in 1890 by its founder, Louis Rothman. The ROTHMANS brand was acquired by the BAT Group following its global merger with Rothmans International in 1999. For the year ended 31 December 2016, total ROTHMANS volume increased compared to the year ended 31 December 2015 by 36.9% to 73 billion (representing 10.9% of the BAT Group’s global volume), driven by an increase in volumes in Russia, Ukraine, Italy, Nigeria, Turkey and South Korea. ROTHMANS is currently available in over 80 markets around the world.

5.2	Local and international brands

Although the BAT Group’s local and international brands are undergoing a slow decline, representing 36.1% and 15.2% of total BAT Group volume and down 4.4% and 9.0%, respectively, for the year ended 31 December 2016 compared to the prior year, these brands continue to play an important role in delivering the BAT Group’s strategy in several key markets, including South Africa, Vietnam, Pakistan, Bangladesh and Japan. These brands are also predominantly the source of migrations to the BAT Group’s Global Drive Brands. International brands include VOGUE, VICEROY, KOOL, PETER STUYVESANT, CRAVEN A, BENSON & HEDGES, JOHN PLAYER GOLD LEAF, STATE EXPRESS 555 and SHUANG XI. The BAT Group’s portfolio also includes important local brands which enjoy high consumer loyalty, such as YAVA in Russia and DERBY in Brazil. These brands assist the BAT Group in maintaining a broad brand portfolio worldwide.

5.3	Next Generation Products

The two main categories of Next Generation Products are: vapour products (such as e-cigarettes), which are battery powered electronic devices which heat a solution to create a vapour which can be inhaled and tobacco heating products, which are battery powered electronic devices that operate with specifically designed consumables containing tobacco, to deliver a real tobacco taste and aroma. While still a nascent market, the global vapour products category is currently the larger of the two and continues to grow at a significant rate in certain key markets. Today, tobacco heating products are a smaller category but one that is growing, particularly in Japan, and the category is expanding to other markets, including in Europe.

The BAT Group is one of the largest international companies in the vapour market outside of the United States and China, having successfully launched a portfolio of products in the five largest vapour markets in Europe and established significant market share in the United Kingdom and Poland, based on the BAT Group’s internal estimates.

The BAT Group’s leading vapour product brand is VYPE, which is available in 10 countries following a geographic expansion during the year ended 31 December 2016, including the launch of VYPE in the United Kingdom during the year ended 31 December 2013 and the opening of the first VYPE retail concept store in Milan in 2016. The BAT Group has six different VYPE devices available to adult tobacco consumers, as well as a variety of e-liquid flavours and nicotine strengths, including a nicotine-free option. The newest addition to the BAT Group’s portfolio of vapour products is the VYPE PEBBLE, which is a small, portable device that is simple to use. Currently, the BAT Group is consumer testing its first VYPE device using a new vaping technology developed in partnership with an independent inventor, which would replace the current “coil and wick” system. In December 2016, the BAT Group launched a tobacco heating product, called GLO, in Sendai, Japan, which provides an experience to adult tobacco consumers similar to that of a cigarette. The BAT Group’s other tobacco heating product, the iFUSE product, blends vaping technology with tobacco. The iFUSE product was launched in Romania during the year ended 31 December 2015 as a test market, and further development of this platform is scheduled to take place during the year ending 31 December 2017.

To provide a globally consistent and responsible approach to the marketing of its vapour products, during the year ended 31 December 2015, the BAT Group developed and published its vapour product Marketing Principles, which are aligned to the UK Committee of Advertising Practice Codes. The BAT Group is currently working on the development of new Marketing Principles for tobacco heating products.

6.	Procurement

While the BAT Group does not own tobacco farms or directly employ farmers, it sources over 400,000 tons of tobacco leaf each year directly from over 90,000 contracted farmers and through third-party suppliers mainly in developing countries and emerging markets in Africa, Asia and Latin America. The BAT Group also purchases tobacco leaf from India where the tobacco is bought over an auction floor.

For the year ended 31 December 2016, the BAT Group entered into commitments to buy 80% of its leaf from its principal sources located in 14 countries. The price of tobacco in US dollars varies from year to year driven by domestic inflationary pressures, supply, demand and quality. The Directors believe there is an adequate supply of tobacco leaf in the world markets to satisfy its current and anticipated production requirements.

The BAT Group also purchases other raw materials, such as packaging materials, filters and paper, from other international suppliers. The e-liquids used in the BAT Group’s vapour products are made from medical grade nicotine sourced from third-party manufacturers. The BAT Group’s Next Generation Products are mainly manufactured in third-party factories.

The BAT Group continues to implement and realise the benefits of a new global operating model with common systems, processes and ways of working across its worldwide businesses. This has helped drive further savings through greater global integration between end-markets, regional and global sub functions. Examples of this are the increased use of shared services for back office functions, a global supply planning centre in Southampton, United Kingdom and the establishment during the year ended 31 December 2016 of a new Global Leaf Operations Centre in Brazil which helps export best agronomic practice across the BAT Group.

Furthermore, the BAT Group invests over £60 million each year to provide on-the-ground support and advice to its contracted farmers.

For the year ended 31 December 2016, the BAT Group replaced its Social Responsibility in Tobacco Production programme with the Sustainable Tobacco Programme (“STP”). This is an industry-wide initiative developed in collaboration with five other manufacturers to bring together best practice from across the industry. It is also aligned to important external standards, such as those of the International Labour Organization, and includes strengthened processes and more frequent on-site reviews of leaf suppliers. STP covers areas such as sustainable farming techniques, the use of agrochemicals, soil and water management and actions that can be taken to help prevent child labour, forced labour and to create safer working environments.

STP has been adopted by all major global tobacco manufacturers and their leaf suppliers. Its aim is to provide a more consistent and robust way of assessing suppliers’ performance, reducing complexity and driving continuous improvement across the global tobacco leaf supply chain. STP was rolled out across the BAT Group’s leaf supply chain during the year ended 31 December 2016 through a series of training and regional workshops.

7.	Manufacturing

For the year ended 31 December 2016 the BAT Group sold approximately 665 billion cigarettes (excluding sales of its associates) of which approximately 630 billion cigarettes were produced by 44 cigarette factories in 42 countries. The BAT Group’s factory outputs and establishments vary significantly in size and production capacity. For example, the BAT Group’s site in St. Petersburg, Russia has an annual output of about 45 billion cigarettes and over 500 employees, whereas one of the BAT Group’s smallest factories in Fiji, has an annual output of about 330 million cigarettes and approximately 50 employees. In addition, the BAT Group has 18 green leaf threshing plants, where leaf received from the farmers is processed, and three factories that produce other tobacco products, such as roll-your-own tobacco, make-your-own and snus. In total, approximately 18,000 employees work within the BAT Group’s manufacturing operation. The BAT Group uses a mixture of in-house and contract manufacturers to manufacture its Next Generation Products.

BAT-Owned Manufacturing Facilities1

	Western Europe	Asia-Pacific	Americas	EEMEA	Total
Fully Integrated (cigarettes / other tobacco products)	7	11	7	9	34
Make-pack	0	4	0	6	10
Other	2	0	0	0	2

Total	9	15	7	15	46

1	As at 31 December 2016.

The plants and properties owned or leased and operated by the BAT Group’s subsidiaries are maintained in good condition and are believed to be suitable and adequate for the BAT Group’s present needs. As a result of the recent acquisition of the Blue Nile Cigarette Company Limited, the

BAT Group is currently investing in bringing an acquired factory to a condition deemed appropriate by the BAT Group. The BAT Group plans to close its factory in Bayreuth, Germany by the end of 2017 and to transfer its production to existing factories in Poland, Romania, Hungary and Croatia.

The technology employed in cigarette factories is sophisticated, especially in the area of cigarette making and packing where throughputs can reach between 500 and 1000 packs per minute. The BAT Group can produce many different pack formats (e.g. varying the number of cigarettes per packet) and configurations (e.g. bevel edge, round corner, international) to suit marketing and consumer requirements. New technology machines are sourced from the leading machinery suppliers to the industry. Close cooperation with these organisations helps the BAT Group support its marketing strategy by driving its product innovations, which are brought to the market on a regular basis.

The BAT Group uses quality standards, processes and procedures covering the entire end-to-end value chain to help to ensure quality products are provided to its customers and adult tobacco consumers according to the BAT Group’s requirements and end market regulatory requirements.

The BAT Group has several improvement initiatives which it is currently managing. For example, the BAT Group is continuing to realise the benefits of its Integrated Work System Programme launched during the year ended 31 December 2014, a centrally led initiative with an aim to improve the performance of the BAT Group’s factories globally by focusing on manufacturing standards, continuous improvement, assessment and benchmarking and organisational development. The BAT Group also uses a survey process in the factories with an aim to improve factory productivity and reduce costs in the manufacturing environment. This process, known as “Bulls Eye”, has been in existence for a number of years and highlights productivity opportunities by benchmarking.

8.	Customers

No BAT Group customer accounted for 10% or more of the BAT Group’s consolidated revenue during the years ended 31 December 2016, 2015 or 2014. There is no concentration of credit risk with respect to trade receivables as the BAT Group has a large number of internationally dispersed customers.

9.	Distribution, sales and marketing

The BAT Group’s products are distributed to retail outlets around the world, including supermarkets, convenience stores, hotels, restaurants, cafes, tobacconists and duty free shops. The BAT Group recognises the importance of retail outlet distribution and as part of its trade communication and distribution strategy, the BAT Group has adopted a direct and exclusive distribution approach, or “direct store sales”, by identifying and working with the retail outlets to develop a commercially based and strategic relationship. Direct store sales provide the BAT Group with visibility and control over the distribution of its products, allowing the BAT Group to access both the market and consumer information. Such sales also provide a direct commercial link to the BAT Group’s most strategic retail accounts. Around half of the BAT Group’s global cigarette volume is sold by retailers, supplied through the BAT Group’s direct distribution capability or exclusive distributors. The BAT Group continuously reviews its route to market for combustible products and Next Generation Products, including its relationships with wholesalers, distributors and logistics providers.

The BAT Group additionally has hundreds of local and regional wholesale customers and actively works with key global corporate retailer partners. These very large businesses operate mainly in the grocery, convenience stores and petrol station distribution channels. The BAT Group continues to further develop joint programmes with its global retail partners in order to better reach adult smokers in key channels such as global travel retail and convenience. The Directors believe that its routes to market are critical and allow the BAT Group to roll out innovations effectively and quickly on a global scale as well as to meet consumer demand at the point of sale.

In addition, the BAT Group trains its trade marketing and distribution staff to successfully support its brands and innovations in a fast-paced and rapidly changing environment to meet the demands of retailers and adult tobacco consumers. The BAT Group has over 20,000 trade marketing and distribution staff.

The BAT Group’s marketing is based on understanding adult tobacco consumers and giving them relevant choices. The BAT Group gathers insights into adult tobacco consumers’ smoking preferences and buying behaviour to understand the different profiles of its adult tobacco consumers, before investing in developments across the marketing mix to deliver relevant choices for the BAT Group’s adult tobacco consumers. This assists the BAT Group in ensuring its products satisfy the preferences of adult tobacco consumers.

The BAT Group is focused on delivering quality tobacco products to adult tobacco consumers. The BAT Group’s marketing strategy is driven by four principles:

•	understanding the different profiles and preferences of its customers;

•	the strength of its brands;

•	its consumer-centric innovative products; and

•	world class trade marketing.

The Company believes that there should be marketing restrictions for products which pose real and serious risks to health, such as tobacco products. The BAT Group seeks to apply a consistent, responsible approach to marketing across the BAT Group by requiring that its companies follow its International Marketing Principles, which govern the BAT Group’s marketing of all combustible tobacco products. The BAT Group’s International Marketing Principles provide that its marketing should be targeted at adult tobacco consumers and not undermine their understanding of the health risks and include, for example, further procedures for adult verification and for the responsible use of new and emerging channels of consumer communication. The BAT Group’s International Marketing Principles are its minimum standards and are applied even when they are stricter than local laws. However, if local laws or other voluntary codes in markets are stricter than or override the International Marketing Principles, then the BAT Group abides by those laws or voluntary codes. The BAT Group monitors adherence to its International Market Principles through market audits and annual self-assessments.

10.	Regulation

The BAT Group’s businesses operate under increasingly stringent regulatory regimes worldwide. The tobacco industry is one of the most highly regulated in the world, with manufacturers required to comply with a variety of different regulatory regimes across the globe. The BAT Group continues to respond to these regimes and engages with governments and other regulatory bodies to find solutions to changing regulatory landscapes. Restrictions on the manufacture, sale, marketing and packaging of tobacco products are in place in nearly all countries and markets. For further information see Part IX (Regulation) of this Prospectus.

The Directors believe that as a responsible business, the BAT Group can contribute through information, ideas and practical steps, to help regulators address the key issues regarding its products, including under-age access, illicit trade, product information, product design, involuntary exposure to smoke and the development of potentially less harmful products, while maintaining a competitive market that accommodates the significant percentage of adults who choose to be tobacco consumers. The BAT Group is committed to working with national governments and multilateral organisations and welcomes opportunities to participate in good faith to achieve sensible and balanced regulation of traditional tobacco products and Next Generation Products. For information about risks related to regulation, see paragraph 2.2 of Part II (Risk Factors) of this Prospectus.

11.	Environmental matters

The BAT Group is subject to extensive environmental laws and regulations with respect to water and air quality, greenhouse gas emissions, solid and hazardous waste disposal and odour and noise control. The BAT Group conducts an on-going programme designed to ensure and maintain compliance with these environmental laws and regulations. The Directors believe that it is in material compliance with all applicable environmental laws and regulations wherever it operates. However, the BAT Group cannot predict whether future changes in environmental laws or regulations might increase the cost of operating its facilities and conducting its business. Any such changes could have adverse consequences on the BAT Group’s business, financial condition and results of operations. In addition, failure to comply with these laws and regulations can result in significant fines, penalties and civil or criminal liabilities, and liability for the clean-up of contamination can, in some jurisdictions, be imposed without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances.

The BAT Group’s Environment, Health and Safety policy (the “EHS Policy”) sets out detailed requirements for all of its operating companies, designed to achieve the BAT Group’s aim of applying the best international standards in environmental, occupational health and safety management, and to ensure that its companies give the necessary compliance activities a high priority. Unless local law is more exacting, all of the BAT Group’s operating companies are expected to comply with EHS Policy.

12.	Industry and competitive environment

According to Euromonitor International and the BAT Group’s internal estimates, the global cigarette industry sells around 5,450 billion cigarettes each year and the retail value of the global tobacco market (including cigarettes, cigars, cigarillos, smoking tobacco, smokeless tobacco and vapour products) for 2016 was estimated at $785 billion. Since 1995, the world market for cigarettes has grown, predominantly due to growth in China, which has offset the reducing volume of cigarettes in the rest of the world, especially in developed markets, such as Western Europe. Over the coming years, the Directors expect volumes of cigarettes outside China to continue to decline as a lower percentage of the total adult population will choose to smoke cigarettes and individual smokers will consume fewer cigarettes; these dynamics will be partly offset by the impact of population growth.

In 2016, the four biggest international manufacturers, outside of China, India and the United States, according to the BAT Group’s internal estimates, were Philip Morris International with a share of the global market excluding China, India and the United States of approximately 31%, the BAT Group (excluding associates) with approximately 25%, Japan Tobacco with approximately 19% and Imperial Brands with approximately 10%, based on sales by volume. Collectively, these four players held around 41% of the global market, or approximately 84% of the market outside of China, India and the United States. According to Euromonitor International, China accounts for approximately 45% of global cigarette volume and is the world’s largest cigarette market. The international tobacco companies have a very small presence in the Chinese market, where the industry is state-owned. According to Euromonitor International, India accounts for approximately 1.5% of global cigarette volume and ITC accounts for approximately 79% of India’s market share. The BAT Group has an approximate 30% interest in ITC. According to Euromonitor International, the United States accounts for approximately 5% of global cigarette volume. For the year ended 31 December 2016, the RAI Group accounted for approximately 34% of the United States’ cigarette market share, according to MSAi. The BAT Group has an approximate 42% interest in RAI. The global tobacco industry operates in a challenging environment. The BAT Group competes primarily on the basis of product quality, brand recognition, brand loyalty, taste, innovation, packaging, service, marketing, advertising and retail price. The size of the global cigarette market is impacted by a number of factors, including increased regulation, litigation, rising excise rates on its products and illicit trade. For further information see Part IX (Regulation) of this Prospectus.

Tobacco products are subject to substantial duty, excise and other taxes in most markets in which the BAT Group operates. Increases to duty, excise and other taxes affect the size of tobacco markets. Significant and sustained increases in taxes in markets where tobacco prices are already high may lead adult tobacco consumers to switch to cheaper brands. This can lead to the growth in sales of lower margin products and decreases in sales of higher margin products. Additionally, increases in tobacco taxes can lead to adult tobacco consumers rejecting legitimate tax-paid products and switching to products from illegal sources.

Trafficking of tobacco products includes the trade in counterfeit products, smuggled genuine products, including ‘illicit whites’ (also known as “made for smuggling brands”), and locally manufactured products on which applicable taxes are evaded. Illicit trade remains a key challenge for the legitimate tobacco industry. Illicit trade is driven by many factors, including tax-driven price increases, weak criminal penalties, poor enforcement of border controls, weak laws, corruption, loosely regulated free trade zones, a less rigorous approach to intellectual property rights protection and the use of the internet as a medium of trading. Euromonitor International estimates that approximately 456 billion cigarettes per year are smuggled, manufactured illegally or counterfeited. The BAT Group is liaising with governments and law enforcement agencies around the world to combat illicit trade. The BAT Group also undertakes a range of measures to protect its trademarks and strengthen the security of its supply chain, such as digital coding and tax verification, which help governments ensure taxes and duties are paid, and a track and trace system, which means the BAT Group can monitor its products as they move through the supply chain. The BAT Group also destroys all old machinery and spares, while cooperating with suppliers and customers to fight trafficking.

The Directors believe that quality and innovation will play an increasing role in delivering market share, as tobacco companies operate in a highly competitive marketplace. This involves cigarette innovations such as capsule products, additive-free products, tube filters and slims. Substantial investments have also been made in developing Next Generation Products.

13.	Research and development

The BAT Group makes significant investments in research and development to deliver innovations that satisfy or anticipate consumer needs and generate growth for the business.

The BAT Group has an extensive scientific research programme in a broad spectrum of scientific fields including molecular biology, toxicology and chemistry. The BAT Group has spent £446 million on research and development over the past three years (£144 million for the year ended 31 December 2016, £148 million for the year ended 31 December 2015 and £154 million for the year ended 31 December 2014), with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.

The BAT Group is transparent about its research and development and publishes details of its research programmes on its website, and the results of its studies in peer-reviewed journals.

The BAT Group’s research and development function also provides guidance on the use of ingredients in the BAT Group’s products to ensure its current product portfolio complies with national legislative requirements and with its own internal standards.

14.	Capital expenditures

Gross capital expenditures include purchases of property, plant and equipment and purchases of intangibles. The BAT Group’s gross capital expenditures for the years ended 31 December 2016, 2015 and 2014 were £652 million, £591 million and £689 million, respectively, representing investment in the BAT Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems). The BAT Group expects gross capital expenditures for the year ending 31 December 2017 to be approximately £620 million. These 2017 expenditures do not include any expected amounts related to RAI and are primarily related to investment in the BAT Group’s global operational infrastructure and are expected to be funded by operating cash flows and, where applicable, from the BAT Group’s existing credit facilities.

15.	Intellectual property

The BAT Group’s trademarks, which include the brand names under which its products are sold, are key assets. The BAT Group regards the protection and maintenance of the reputation of its brand names and trademarks as critical to its success. The BAT Group relies on trademark laws together with patent, copyright and design right laws in different jurisdictions around the world to protect its intellectual property rights.

The BAT Group owns the trademarks to the vast majority of the brands that it uses in its business. Generally, the BAT Group’s trademarks in relation to its Global Drive Brands and its other international brands are principally owned by the BAT Group’s brand owning companies in the United Kingdom, the United States, the Netherlands or Switzerland, and are licensed to its relevant operating companies. Other brands tend to be owned by the local BAT Group operating company.

In addition to selling brands that the BAT Group owns, the BAT Group also sells CAMEL, WINSTON and SALEM branded products which are licensed to the BAT Group by Japan Tobacco with respect to cigarettes in certain markets in Latin America.

SHUANG XI (outside of China mainland) and STATE EXPRESS 555 are owned by CTBAT, a joint venture between the BAT Group and CNTC.

The BAT Group also owns a number of brands and trademarks which it has licensed to third parties for use in particular jurisdictions. For example:

•	the BENSON & HEDGES trademark is licensed to ITC for use in respect of cigarettes and tobacco products in India;

•	the DUNHILL trademark is licensed to RAI for use in respect of cigarettes, cigars and tobacco products in the United States; and

•	the DUNHILL trademark is licensed to Rothmans, Benson & Hedges Inc. for use in respect of cigarettes and tobacco products in Canada.

As well as protecting its brand names by way of trademark registration, the BAT Group also protects its innovations by means of patents and designs in key global jurisdictions. As at 31 December 2016, the BAT Group had:

Status	Number
Pending Designs	168
Granted Designs	1890
Pending Patents	2168
Granted Patents	1938

16.	Seasonality

The BAT Group’s business segments are not significantly affected by seasonality, although in certain markets cigarette consumption trends rise during the summer months due to longer daylight time and tourism.

17.	Employees

As at 31 December 2016, the number of persons permanently employed by the BAT Group was 50,274 worldwide. The Directors believe that its labour relations are good.

The following table sets forth the number of BAT Group permanent employees by region for the years ended 31 December 2016, 2015 and 2014.

Region	As at 31 December
	2016	2015	2014
	(number of employees worldwide)
Asia-Pacific	13,674	13,745	16,184
Americas	13,647	14,395	14,102
Western Europe[1]	11,794	12,025	12,113
EEMEA	11,159	11,627	12,200

Total Employees	50,274	51,792	54,599

1	Included within the employee numbers for Western Europe are certain employees in different locations in respect of central functions. Some of the costs of these employees are allocated or charged to the various regions and markets in the BAT Group.

PART VIII

INFORMATION ON THE RAI GROUP

1.	Overview

RAI is the parent company of the RAI Group whose wholly owned operating subsidiaries include RJR Tobacco Company, the second largest tobacco company in the United States, whose brand portfolio includes the premium brands NEWPORT and CAMEL and the traditional value brand PALL MALL; SFNTC, the manufacturer and marketer of the premium cigarette brand NATURAL AMERICAN SPIRIT; American Snuff Co., the second largest smokeless tobacco products manufacturer in the United States; RJR Vapor, a marketer of digital vapour cigarettes in the United States; Niconovum USA, Inc. and Niconovum AB, marketers of nicotine replacement therapy products in the United States and Sweden respectively.

RAI had consolidated net sales of $12,503 million and consolidated net income of $6,073 million for the year ended 31 December 2016 (compared to consolidated net sales of $10,675 million and consolidated net income of $3,253 million for the year ended 31 December 2015).

2.	History and development of the RAI Group

RJR Tobacco Company was founded in 1875 by Richard Joshua Reynolds. In 1913, RJR Tobacco Company introduced CAMEL cigarettes. In 1954, RJR Tobacco Company introduced WINSTON, followed by SALEM in 1956.

Following RJR Tobacco Company’s diversification into foods and other non-tobacco businesses during the 1960s and 1970s, R. J. Reynolds Industries, Inc. was formed as a new parent company of RJR Tobacco Company.

In 1985, R. J. Reynolds Industries, Inc. acquired the Nabisco Brands and was renamed RJR Nabisco, Inc. In 1988, RJR Nabisco, Inc. entered into a merger agreement with Kohlberg Kravis Roberts & Co. (“KKR”) for the acquisition of RJR Nabisco by KKR. The merger was completed in 1989 for $25 billion.

In 1999, following the sale of RJR Tobacco Company’s international tobacco business to JTI, the remaining tobacco and food businesses were separated. In June 1999, the domestic tobacco business was spun off from RJR Nabisco Holdings Corp, the parent company of RJR Nabisco, as R.J. Reynolds Tobacco Holdings, Inc. which became a separate publicly traded company.

In January 2002, R.J. Reynolds Tobacco Holdings, Inc. acquired SFNTC. Established in 1982, SFNTC is the manufacturer and marketer of NATURAL AMERICAN SPIRIT cigarettes and other tobacco products.

On 30 July 2004, the US assets, liabilities and operations of B&W, a wholly owned subsidiary of BAT, were combined with RJR Tobacco Company. RAI, incorporated on 2 January 2004, became the parent company of the merged US operations of RJR Tobacco Company and B&W. As a result of the B&W Business Combination and, as described in more detail in paragraph 2.1 below, subsequent share investment in 2015, BAT, through its wholly owned subsidiaries, owns approximately 42% of the outstanding RAI Shares.

In May 2006, RAI completed its acquisition of Conwood Company (now the American Snuff Co.), the owner of GRIZZLY and KODIAK brands. In December 2009, RAI completed its acquisition of Niconovum AB, a Swedish-based nicotine replacement therapy company and in 2010, Niconovum USA Inc. was formed. In 2012, Niconovum USA, Inc.‘s (part of the RAI Group) ZONNIC nicotine replacement therapy gum was first marketed in Des Moines, Iowa before expanding nationally in 2014.

R. J. Reynolds Vapor Company was formed in 2012, and started selling its VUSE Digital Vapor Cigarettes in Colorado in June 2013 before expanding nationally in 2014.

2.1	Significant recent business combinations, acquisitions and sales

On 12 June 2015, RAI acquired Lorillard in a cash and shares transaction valued at $25.8 billion, pursuant to which (i) a wholly owned subsidiary of RAI merged with and into Lorillard, with Lorillard continuing as the surviving entity and a wholly owned subsidiary of RAI (the “Lorillard Merger”) and (ii) Lorillard Tobacco Company LLC (“Lorillard Tobacco”), a wholly owned subsidiary of Lorillard, merged with and into RJR Tobacco Company, with RJR Tobacco Company continuing as the surviving entity. Through the acquisition of Lorillard, the NEWPORT cigarette brand was added to RJR Tobacco Company’s cigarette brand portfolio.

In addition, on 12 June 2015, ITG Brands, LLC (the “Imperial Sub”), a wholly owned subsidiary of Imperial Brands PLC (“Imperial”), acquired, for $7.1 billion certain assets (i) owned by the RAI Group relating to the cigarette brands WINSTON, KOOL and SALEM and (ii) owned by Lorillard subsidiaries or affiliates related to the cigarette brand MAVERICK and the “e-vapour” brand BLU (including SKYCIG), as well as Lorillard’s owned and leased property, and certain transferred employees, together with associated liabilities. As a result of the Divestiture, RAI recognised a pre-tax gain of $3.2 billion.

On 12 June 2015, concurrently with the completion of the Lorillard Merger and the Divestiture, BAT, through a wholly owned subsidiary, purchased 77,680,259 RAI Shares, prior to giving effect to RAI’s two-for-one share split, for approximately $4.7 billion, (the “BAT Share Purchase”), as described below, which allowed the BAT Group to collectively maintain its approximate 42% beneficial ownership in RAI.

On 13 January 2016, the RAI Group completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States, to JT International Holding BV, a subsidiary of JTI, in an all-cash transaction of approximately $5 billion, and recognised a pre-tax gain of approximately $4.9 billion. The transaction did not include the rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks in the US market, US duty-free locations and US territories or in US military outlets worldwide, all of which have been retained by SFNTC. Following this transaction, the international rights to nearly all of the RAI Group’s cigarette trademarks are owned by international tobacco companies.

2.2	Share split

On 27 July 2015, RAI’s board of directors approved a two-for-one share split of RAI Shares, in the form of a 100% dividend, which was issued on 31 August 2015. RAI Shareholders received one additional RAI Share for each RAI Share owned.

3.	RAI’s strategy

RAI’s strategy continues to focus on transforming tobacco to deliver sustainable earnings growth, strong cash flow and enhanced long-term shareholder value. This transformation strategy includes growing the core cigarette and moist-snuff businesses, focusing on innovation and engaging with adult tobacco consumers, while maintaining efficient and effective operations.

To achieve its strategy, RAI encourages the migration of adult smokers to smokeless tobacco products and other non-combustible nicotine-containing products, which RAI believes aligns consumer preferences for new alternatives to traditional tobacco products in view of societal pressure to reduce smoking. The RAI Group facilitates this migration through innovation, including the development of digital vapour products, CAMEL Snus, heat-not-burn cigarettes and nicotine replacement therapy technologies. RAI remains committed to maintaining high standards of corporate governance and business conduct in a high performing culture.

4.	Brands and products

4.1	Operational segments of RAI

RAI’s reportable operating segments are: (i) RJR Tobacco; (ii) Santa Fe; and (iii) American Snuff. The RJR Tobacco segment consists of the primary operations of RJR Tobacco Company. The Santa Fe segment consists of the primary operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc. and Niconovum AB.

4.2	RJR Tobacco

4.2.1	Overview

RAI’s largest operating segment, RJR Tobacco, is the second largest tobacco company in the United States. RJR Tobacco’s brands include three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL, also referred to as the “drive brands”. These “drive brands”, and its other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco offers a smokeless tobacco product, CAMEL Snus, a heat-treated tobacco product sold in individual pouches that provide convenient tobacco consumption.

For the year ended 31 December 2016, the domestic sales volumes for the RJR Tobacco segment were 79.4 billion cigarettes (compared to 71.3 billion cigarettes and 61 billion cigarettes for the years ended 31 December 2015 and 2014, respectively). Net sales for the RJR Tobacco segment were $10,314 million for the year ended 31 December 2016 (compared to $8,634 million and $6,767 million for the years ended 31 December 2015 and 2014, respectively).

RJR Tobacco manages contract manufacturing of cigarettes and tobacco products through arrangements with the BAT Group, and manages the export of tobacco products to US territories, US duty-free shops and US overseas military bases. In the United States, RJR Tobacco also manages the premium cigarette brands DUNHILL, which RJR Tobacco Company licenses from the BAT Group, and STATE EXPRESS 555, which RJR Tobacco Company licenses from CTBAT, a joint venture between the BAT Group and CNTC.

RJR Tobacco primarily conducts business in the highly competitive US cigarette market. The international rights to substantially all of RJR Tobacco’s brands were sold in 1999 to JTI, and no international rights were acquired in connection with the B&W Business Combination or the Lorillard Merger. The US cigarette market, which has a few large manufacturers and many smaller participants, is a mature market in which overall adult consumer demand has declined since 1981, and is expected to continue to decline. MSAi reported that US cigarette shipments declined 2.4% in 2016 to 258 billion cigarettes, 0.1% in 2015 (264.3 billion cigarettes) and 3.2% in 2014 (264.6 billion cigarettes). From year to year, shipments are impacted by various factors including price increases, excise tax increases and wholesale inventory adjustments.

4.2.2	Competition

RJR Tobacco Company’s primary competitors are Philip Morris USA and Imperial Sub, as well as manufacturers of deep-discount brands. Deep-discount brands are brands manufactured by companies that are not original or subsequent participating manufacturers to the State Settlement Agreements. Accordingly, these non-participating manufacturers to the State Settlement Agreements do not have cost structures burdened with payments related to State Settlement Agreements to the same extent as the original or subsequent participating manufacturers. For further information, see paragraph 14 of Part XII (Operating and Financial Review of the RAI Group) of this Prospectus.

Based on STR Data, during each of 2016 and 2015, RJR Tobacco Company had an overall retail share of the US cigarette market of 32.3% and in 2014, a market share of 32.1%, reflecting the pro forma impact of the Lorillard Merger and the Divestiture. During each of these same years, Philip Morris USA had an overall retail share of the US cigarette market of 49.9% in 2016 and 2015 and 49.3% in 2014, respectively.

Competition is based primarily on brand positioning, including price, product attributes and packaging, consumer loyalty, promotions, advertising and retail presence, as well as finding efficient and effective means of balancing market share and profit growth. Cigarette brands produced by the major manufacturers generally require competitive pricing, substantial marketing support, retail programmes and other incentives to maintain or improve market position or to introduce a new brand or brand style. Competition among the major cigarette manufacturers continues to be highly competitive and includes product innovation and expansion into smokeless tobacco categories.

4.2.3	Marketing

RJR Tobacco’s marketing programmes are designed to strengthen brand image, build brand awareness and loyalty, and switch adult smokers of competing brands to RJR Tobacco brands. In addition to building strong brand awareness, RJR Tobacco’s marketing approach uses a retail pricing strategy, including discounting at retail, to defend certain brands’ shares of market against competitive pricing pressure. RJR Tobacco’s competitive pricing methods may include list price changes, discounting programmes, such as retail and wholesale buy downs, periodic price reductions, off-invoice price reductions, US dollar-off promotions and consumer coupons. Retail buy downs refer to payments made to the retailer to reduce the price that consumers pay at retail. Consumer coupons are distributed by a variety of methods.

RJR Tobacco provides trade incentives through trade terms, wholesale partner programmes and retail incentives. Trade discounts are provided to wholesalers based on compliance with certain terms. The wholesale partner programmes provide incentives to RJR Tobacco’s direct buying customers based on performance levels. Retail incentives are paid to the retailer based on compliance with RJR Tobacco’s contract terms.

RJR Tobacco’s cigarette brand portfolio strategy is based upon two brand categories: drive and other. The drive brands consist of two premium brands, NEWPORT and CAMEL, and the largest traditional-value brand in the United States, PALL MALL. These three drive brands are managed for long-term market share and profit growth and receive the vast majority of RJR Tobacco’s equity support, with an emphasis on the NEWPORT and CAMEL brands. The other brand category includes the premium brand, CAPRI, and the value brands, DORAL and MISTY, along with other smaller brands. All of the other brands receive limited marketing support and are managed to maximise profitability.

The key objectives of the portfolio strategy are designed to balance the long-term market share growth and profitability of the drive brands while managing the other brands for long-term sustainability and profitability. Consistent with that strategy, RJR Tobacco continues to evaluate some of its non-core cigarette styles for potential elimination.

Anti-tobacco groups continue to attempt to restrict cigarette sales, cigarette advertising, and the testing and introduction of new tobacco products as well as encourage smoking bans. The MSA and US federal, state and local laws and regulations, including the Family Smoking Prevention and Tobacco Control Act (the “FDA Tobacco Act”) and related regulations, restrict or prohibit the use of television, radio or billboard advertising or certain other marketing and promotional tools for cigarettes and smokeless tobacco products. RJR Tobacco continues to use direct mailings, websites and other means to market its brands and enhance their appeal among age-verified adults who use tobacco products. RJR Tobacco continues to advertise and promote at retail locations and in adult venues and also uses print advertising in newspapers and consumer magazines in the United States, where permitted.

4.2.4	Manufacturing and distribution

RJR Tobacco Company owns its manufacturing facilities, located in the Winston-Salem, North Carolina area. RJR Tobacco has a total production capacity of approximately 115 billion cigarettes per year. RJR Tobacco distributes its cigarettes primarily through a combination of direct wholesale deliveries from two local distribution centres and public warehouses located throughout the United States.

RJR Tobacco Company has entered into various transactions with the BAT Group. RJR Tobacco sells contract-manufactured cigarettes, tobacco leaf and processed tobacco to the BAT Group. In January 2016, RJR Tobacco Company received written notice from a BAT subsidiary terminating a cigarette contract manufacturing agreement, effective 5 January 2019. In July 2016, such contract manufacturing agreement was amended to permit an early transition of the cigarette production, covered by the agreement, to the BAT Group’s facilities, which began in the fourth quarter of 2016. Net sales, primarily of cigarettes, to the BAT Group represented approximately 2% of RAI’s total net sales in each of 2016 and 2015, and 4% in 2014.

4.2.5	Raw materials

In its production of tobacco products, RJR Tobacco uses US and foreign grown (primarily in Brazil) flue-cured and burley leaf tobaccos, as well as Oriental leaf tobaccos grown primarily in Turkey, Macedonia and Bulgaria. RJR Tobacco Company believes that there is a sufficient supply of tobacco leaf in the worldwide tobacco market to satisfy its current and anticipated production requirements.

RJR Tobacco purchases the majority of its US flue-cured and burley tobacco leaf directly through contracts with tobacco growers. These short-term contracts are frequently renegotiated. RJR Tobacco Company believes that the relationship with its tobacco leaf suppliers is good.

RJR Tobacco also uses other raw materials such as filter tow, filter rods and fire standards compliant paper, which are sourced from either one supplier or a few suppliers. RJR Tobacco Company believes that it has reasonable measures in place designed to mitigate the risk posed by the limited number of suppliers of certain raw materials.

4.3	Santa Fe

4.3.1	Overview

Santa Fe manufactures and markets premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

For the year ended 31 December 2016, the domestic sales volumes for the Santa Fe segment were 5.4 billion cigarettes (compared to 4.8 billion cigarettes and 3.9 billion cigarettes for the years ended

31 December 2015 and 2014, respectively). Net sales for the Santa Fe segment were $973 million for the year ended 31 December 2016 (compared to $818 million and $658 million for the years ended 31 December 2015 and 2014, respectively).

4.3.2	Competition

Santa Fe manufactures and markets premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States. The NATURAL AMERICAN SPIRIT brand is a top ten best-selling cigarette brand in the United States. Based upon STR Data, during 2016, 2015 and 2014, Santa Fe had an overall retail share of the US cigarette market of 2.2%, 1.9% and 1.5%, respectively.

4.3.3	Marketing

SFNTC is a subsequent participating manufacturer in the MSA. The MSA and US federal, state and local laws and regulations, including the FDA Tobacco Act and related regulations, restrict or prohibit use of television, radio or billboard advertising or certain other marketing and promotional tools for cigarettes and other tobacco products. Santa Fe continues to use direct mailings, websites and other means to market its brand and enhance its appeal among age-verified adults who use tobacco products. Santa Fe continues to advertise and promote at retail locations and in adult venues, and uses print advertising in consumer magazines and other publications in the United States, where permitted.

4.3.4	Manufacturing and distribution

SFNTC owns its manufacturing facility, which is located in Oxford, North Carolina. Santa Fe distributes its products primarily through a combination of direct wholesale deliveries from a distribution centre in North Carolina and public warehouses located throughout the United States.

4.3.5	Raw materials

Santa Fe’s support for sustainable agriculture and natural resources is part of its commitment to the environment. Santa Fe contracts directly with independent farmers and advocates earth-friendly practices through its two growing programmes, Purity Residue Clean, which uses environmentally friendly cultivation practices, and Certified Organic, which follows the guidelines of the United States Department of Agriculture’s National Organic Program. In the production of its tobacco products, Santa Fe purchases electricity generated from renewable sources, including wind power, and operates a zero waste-to-landfill manufacturing facility.

4.4	American Snuff

4.4.1	Overview

American Snuff, is the second largest smokeless tobacco products manufacturer in the United States, and offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff. The moist snuff category is divided into premium, price-value and popular-price brands. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY, in the price-value category, and KODIAK, in the premium category.

In contrast to the declining US cigarette market, US moist snuff retail volumes grew approximately 2.5%, 3.6%, 2.0% and 2.3% in the twelve months ended 31 March 2017 and the years ended 31 December 2016, 2015 and 2014, respectively. Moist snuff’s growth is partially attributable to cigarette smokers switching from cigarettes to smokeless tobacco products or using both.

Moist snuff has been the key driver to American Snuff’s overall growth and profitability within the US smokeless tobacco market and accounted for approximately 93%, 91%, 90% and 89% of its revenue in the three months ended 31 March 2017 and the years ended 31 December 2016, 2015 and 2014, respectively. Profit margins on moist snuff products are generally higher than on cigarette products.

For the year ended 31 December 2016, the sales volume for the American Snuff segment was 502.9 million cans (compared to 499.1 million cans and 478.6 million cans for the years ended 31 December 2015 and 2014, respectively). Net sales for the American Snuff segment were $914 million for the year ended 31 December 2016 (compared to $855 million and $783 million for the years ended 31 December 2015 and 2014, respectively).

4.4.2	Competition

American Snuff is dependent on the US smokeless tobacco products market and competes in that market with other domestic and international companies. The highly competitive moist snuff category has developed many of the characteristics of the larger cigarette market, including multiple pricing tiers, focused marketing programmes and significant product innovation. Similar to the cigarette market, competition is based primarily on brand positioning and price, as well as product attributes and packaging, consumer loyalty, promotions, advertising and retail presence.
American Snuff’s retail share of the US moist snuff market, according to STR Data, was 33.4%, 33.7% and 32.9% in 2016, 2015 and 2014, respectively. GRIZZLY moist snuff had a market share of 30.8%, 30.9% and 30.0% in 2016, 2015 and 2014, respectively. American Snuff’s largest competitor is US Smokeless Tobacco Company LLC which had approximately 54.7%, 54.0% and 54.4% of the US moist snuff market share in 2016, 2015 and 2014, respectively.

4.4.3	Marketing

American Snuff’s marketing programmes are designed to enhance brand image, build brand awareness and loyalty, and switch adult smokeless tobacco consumers of competing brands to American Snuff’s brands. US federal, state and local laws and regulations, including the FDA Tobacco Act and related regulations, restrict or prohibit use of television, radio or billboard advertising or certain other marketing and promotional tools for smokeless tobacco products.

American Snuff’s brand portfolio strategy consists of the drive brand, GRIZZLY, a leading moist snuff brand in the United States, and non-support brands that consist of all other brands. American Snuff is focusing on growing market share and profitability of its GRIZZLY branded products through brand equity building initiatives and promotions. American Snuff also offers GRIZZLY pouches, which provide pre-measured portions that are more convenient than traditional, loose moist snuff. Pouches represented approximately 20% of the total US moist snuff market as at 31 December 2016. During 2016, demand for pouches continued to grow at more than triple the overall category rate.

4.4.4	Manufacturing and distribution

American Snuff Co. owns its manufacturing facilities located in Memphis, Tennessee; Clarksville, Tennessee; and Winston-Salem, North Carolina. American Snuff distributes its products primarily through a combination of direct wholesale deliveries from a distribution centre in North Carolina and public warehouses located throughout the United States.

4.4.5	Raw Materials

In its production of moist snuff, American Snuff uses US fire-cured and air-cured leaf tobaccos as well as foreign, primarily Brazilian, burley and air-cured leaf tobaccos. American Snuff purchases the majority of its US fire-cured and air-cured tobacco leaf directly through contracts with tobacco growers. These short-term contracts are frequently renegotiated. American Snuff Co. believes the relationship with its tobacco leaf suppliers is good, and there is a sufficient supply of leaf in the worldwide tobacco leaf market to satisfy its current and anticipated production requirements.

4.5	All Other

RJR Vapor markets VUSE Digital Vapor Cigarette products, which include VUSE Solo, VUSE Fob and VUSE Vibe. VUSE is the top-selling vapour product in convenience/gas stores and is available in more than 110,000 retail outlets across the United States. Its innovative digital technology is designed to deliver a consistent flavour and vapour experience.

In March 2016, RJR Vapor introduced its VUSE Fob power unit, which integrates Bluetooth® technology and offers an on-device display with information about battery and cartridge levels. RJR Vapor began national distribution in November 2016 of its VUSE Vibe high-volume cartridge and closed-tank system with a stronger and longer-lasting battery.

All production of VUSE Solo cartridges is performed at RJR Tobacco Company’s manufacturing facility, pursuant to a services agreement between RJR Tobacco Company and RJR Vapor.

Niconovum USA, Inc. is a marketer of a nicotine replacement therapy gum, ZONNIC, which is available in approximately 40,000 retail outlets across the United States. Niconovum AB is a marketer of nicotine replacement therapy products in Sweden under the ZONNIC brand name.

On 13 January 2016, RAI, through certain subsidiaries, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with SFR Tobacco

International GmbH, (“SFRTI”) and other international companies that distributed and marketed the brand outside the United States, to JTI, in an all-cash transaction with a value of approximately $5 billion. Prior to such sale, such operations were included in All Other.

For the year ended 31 December 2016, net sales for All Other were $302 million (compared to $368 million and $263 million for the years ended 31 December 2015 and 2014, respectively).

5.	Customers

The largest customer of RJR Tobacco, Santa Fe and American Snuff is the distributor McLane. Sales to McLane constituted approximately 28% of the RAI Group’s consolidated revenue for each of the years ended 31 December 2016 and 2015 and 31% for the year ended 31 December 2014. RJR Tobacco, Santa Fe and American Snuff sales to the distributor Core-Mark represented approximately 14%, 10% and 11% of the RAI Group’s consolidated revenue for the years ended 31 December 2016, 2015 and 2014, respectively. No other customer accounted for 10% or more of the RAI Group’s consolidated revenue during those periods. Sales of RJR Tobacco, Santa Fe and American Snuff to McLane and Core-Mark are not governed by any written supply contract. RJR Tobacco, Santa Fe and American Snuff believe that their relationships with McLane and Core-Mark are good. No significant backlog of orders existed at RJR Tobacco, Santa Fe or American Snuff as at 31 December 2016, 2015 or 2014.

6.	Sales to foreign countries

The RAI Group’s sales to foreign countries, including sales to the BAT Group were $351 million, $482 million and $497 million for the years ended 31 December 2016, 2015 and 2014, respectively.

7.	Research and development

The research and development activities of the RAI Group are primarily conducted at RJR Tobacco Company’s facility in Winston-Salem, North Carolina through various intercompany service agreements. Scientists and engineers continue to explore the development of innovative products, packaging and processes, as well as harm reduction technologies, modified risk tobacco products and analytical methodologies. Another key activity for research and development is to assist the RAI Group in complying with regulations of the FDA, and to adhere to future FDA regulations and approval processes.

The RAI Group’s research and development expense was $101 million, $107 million and $88 million for the years ended 31 December 2016, 2015 and 2014, respectively.

8.	Intellectual property

The RAI Group own or have the right to use numerous trademarks, including the brand names of their products and the distinctive elements of their packaging and displays, and numerous patents. The RAI Group’s material patents and trademarks are registered with the US Patent and Trademark Office, and certain corresponding patents and trademarks are registered in other countries throughout the world. Rights in the US patents will expire in accordance with their individual statutory terms, and rights in the trademarks in the United States will last as long as the RAI Group continues to use the trademarks. The RAI Group considers the distinctive blends and recipes used to make each of its brands to be trade secrets. These trade secrets are not patented, but the RAI Group takes appropriate measures to protect the unauthorised disclosure of such information.

In 1999, RJR Tobacco Company sold most of its trademarks and patents outside the United States in connection with the sale of the international tobacco business to JTI. The sale agreement granted JTI the right to use certain of RJR Tobacco Company’s trade secrets outside the United States, but details of the ingredients or formulas for flavours and the blends of tobacco may not be provided to any sub-licensees or sub-contractors. The agreement also generally prohibits JTI and its licensees and sub-licensees from the sale or distribution of tobacco products of any description employing the purchased trademarks and other intellectual property rights in the United States. In 2005, the US duty-free and US overseas military businesses relating to certain brands were re-acquired from JTI.

In addition to the intellectual property rights it directly owns, RJR Tobacco Company has certain rights with respect to BAT intellectual property that were available for use by B&W prior to the completion of the B&W Business Combination.

Pursuant to the sale by certain members of the RAI Group of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks to JTI in January 2016, RAI and its controlled affiliates have agreed not to engage in the business of producing, selling, distributing and developing natural, organic and additive-free combustible tobacco cigarettes and roll-your-own or make-your-own tobacco products outside the United States, and JTI and its controlled affiliates have agreed not to engage in the conduct of such business in the United States, in each case, for five years following the closing of the transaction.

9.	Employees

During the year ended 31 December 2016, the RAI Group had approximately 5,500 full-time employees and approximately 50 part-time employees. No employees of the RAI Group are unionised. The following table sets forth the approximate number of RAI Group employees by operating subsidiary for the years ended 31 December 2016, 2015 and 2014:

RAI Subsidiary	Year Ended 31 December
	2016	2015	2014
	(number of employees worldwide)
RJR Tobacco Company	3,700	3,800	3,600
SFNTC	500	500	600
American Snuff Co	600	600	400
Total Full-Time Employees	5,500	5,600	5,300

PART IX

REGULATION

1.	Overview

The Combined Group will operate in a highly regulated industry. A variety of regulatory initiatives affecting the tobacco industry have been proposed, introduced or enacted in recent years and these are expected to increase in number and scope.

Regulation can typically be categorised as follows:

•	Place: including regulations restricting smoking in private, public and work places (e.g. public place smoking bans);

•	Product: including regulations on the use of ingredients, product design and attributes (e.g. ceilings regarding tar, nicotine and carbon monoxide yields, as well as restrictions on flavours); product safety regulations (e.g. General Product Safety Directive (2001/95/EC), electrical safety regulations and reduced cigarette ignition propensity standards) and regulatory product disclosure requirements (e.g. in relation to ingredients and emissions);

•	Packaging and labelling: including regulations on health warnings and other government-mandated messages (e.g. in respect of content, positioning, size and rotation); restrictions on the use of certain descriptors and brand names; requirements on pack shape, size, weight and colour and mandatory plain packaging;

•	Sponsorship, promotion and advertising: including partial or total bans on tobacco advertising, marketing, promotions and sponsorship and restrictions on brand sharing and stretching (the latter refers to the creation of an association between a tobacco product and a non-tobacco product by the use of tobacco branding on the non-tobacco product);

•	Purchase: including regulations on the manner in which tobacco products are sold, such as type of outlet (e.g. supermarkets and vending machines) and how they are sold (e.g. above the counter versus beneath the counter); and

•	Price: including regulations which have implications for the prices which manufacturers can charge for their tobacco products (e.g. excise and minimum prices).

2.	World Health Organization Framework Convention on Tobacco Control

Much of the recent development in regulation at a global level has been driven by the FCTC. The FCTC came into force in 2005 and contains provisions aimed at, among other things, reducing tobacco consumption and toxicity. The original treaty is supplemented by protocols and guidelines. While these guidelines are not legally binding, they provide a framework of recommendations for parties to the guidelines.

To date, the FCTC has been ratified by 180 countries, not including the United States. The FCTC has led to increased efforts by tobacco-control advocates and public health organisations to reduce the supply of and demand for tobacco products, and to encourage governments to further regulate the tobacco industry. As national regulations increasingly reflect global influences, the scope of areas regulated will likely further expand. The guidelines on advertising, promotion and sponsorship, for example, seek to broaden the definition of tobacco advertising to include product display, the use of vending machines as well as the design of the pack itself.

Where adopted by contracting parties, a number of the measures referred to in the guidelines may result in either additional costs for the tobacco industry or restrictions on a manufacturer’s ability to differentiate its products and communicate those differences to adult smokers. For example, a change in the number and size of on-pack health warnings requires new printing cylinders to be commissioned, while the implementation of new plant protection product standards, product testing and the submission of ingredients information to national governments require extensive resources, time and material.

3.	EU regulation

Other developments in regulation have been driven by tobacco control activities undertaken outside the FCTC process. For example, the European Union Tobacco Products Directive (the “TPD”) was adopted by the EU in May 2001 for transposition into EU Member States’ laws by September 2002. The TPD included provisions that set maximum tar, nicotine and carbon monoxide yields, introduced larger health warnings and banned descriptors such as “light” and “mild”.

The Revised TPD was adopted in April 2014 for transposition into EU Member States’ laws by May 2016. Provisions of the Revised TPD include: larger combined pictorial and textual health warnings covering 65% of the two main pack surfaces (front and back) for cigarettes; restrictions on pack shape and size, including minimum pack sizes of 20 sticks for cigarettes and 30g for roll-your-own and make-your-own tobacco; increased ingredients reporting; “tracking and tracing” requirements; and for e-cigarettes, nicotine limits, pre-market notification, ingredients reporting and advertising bans. Among other things, the Revised TPD bans the sale of tobacco products with a characterising flavour. Menthol flavoured cigarettes are exempt from the ban until May 2020.

The Revised TPD also purports to leave open to EU Member States the possibility of further standardising the packaging of tobacco products and to apply its provisions in different ways. For example, it provides, among other things, that the labelling, packaging, and the tobacco product itself shall not include any element or feature that suggests that a particular tobacco product has vitalising, energetic, healing, rejuvenating, natural, organic properties or has other health or lifestyle benefits. On 1 February 2017, the French Government applied its laws transposing these provisions into French national law to prohibit the sale of all variants of VOGUE cigarettes from February 2018, as well as the use of certain other tobacco brand and brand variant names.

The EU Commission is required to monitor and produce a report on the implementation and impact of the Revised TPD by 21 May 2021, identifying whether further amendments to the Revised TPD are required.

4.	Restrictions on smoking in private, public and work places

The Combined Group will operate in a number of markets which have in place restrictions on smoking in certain private, public and work places, including restaurants, bars and nightclubs. While these restrictions vary in scope and severity, extensive public and work place smoking bans have been enacted in markets including the United States, Canada, the United Kingdom, Spain, New Zealand and Australia. Restrictions on smoking in private have also been adopted or proposed, and typically take the form of prohibitions on smoking in cars or residential homes when children are present, or smoking within a certain distance from specified public places (such as primary schools).

5.	Regulation of ingredients, including flavoured tobacco products

A number of countries have restricted and others are seeking to restrict or ban the use of certain flavours or ingredients in cigarettes and other tobacco products, on the basis that such products are alleged to: appeal disproportionately to minors, act as a catalyst for young people taking up smoking and/or increase the addictiveness or toxicity of the relevant product.

In Canada, the manufacture and sale of cigarettes, little cigars and blunt wraps with characterising flavours are banned. While the Canadian ingredient ban currently exempts menthol at the federal level, most Canadian provinces have adopted or are in the process of adopting menthol bans. The Canadian federal government has also recently published draft regulations that would prohibit menthol in cigarettes.

In Australia, the majority of the states have banned flavours in cigarettes that give an “overtly” fruit-flavoured taste and the government is currently considering further regulatory options. The Revised TPD similarly bans the manufacture and sale of tobacco products with a characterising flavour other than tobacco, subject to an exemption until May 2020 for menthol cigarettes.

An ingredients ban in Brazil, which would ban the use of certain ingredients with flavouring or aromatic properties, including menthol, is not currently in force due to ongoing legal challenges. In Turkey, a ban on the use of menthol in cigarettes will apply from 20 May 2020.

Many of the above regulations are subject to ongoing legal challenges.

Further legislation on ingredients is to be expected. In particular, the EU Commission is required to prepare a report by no later than 20 May 2021 in respect of, among other things, the benefits of establishing a single list of permitted ingredients at Union level (a so-called ‘positive list’) by reference to available scientific evidence on the toxic and addictive effects of different ingredients. Similarly, the Conference of Parties to the FCTC has tasked a working group to further elaborate the partial guidelines on the regulation of the contents of tobacco products and tobacco product disclosures.

6.	Plain and standardised packaging

Plain or ‘standardised’ packaging generally refers to a ban on the use of trademarks, logos and colours on packaging other than the use of a single colour and the presentation of brand name and variant in a specified font and location(s). The presentation of individual cigarettes may be similarly restricted.

Plain packaging is particularly high on the agenda of tobacco control groups and the FCTC guidelines recommend that contracting parties consider introducing plain packaging.

To date, nine countries have adopted plain packaging legislation. The world’s first plain packaging law was passed in Australia in November 2011, where plain packaging has been fully implemented since December 2012 (i.e. it has been unlawful to sell non-plain packaged products since this date in all Australian states and territories). In France, plain packaging has been fully implemented since January 2017. In the United Kingdom, plain packaging has been fully implemented since 20 May 2017. In Hungary, compliance is required immediately for new product launches, and by no later than May 2019 for existing products. In Slovenia, detailed specifications are still to be adopted, which may alter or amend the implementation timetable, but the existing legislation currently requires compliance from 1 January 2020. In Ireland, the legislation provides for a manufacturing deadline of 30 September 2017, with a 12-month sell through period for non-compliant product manufactured before this date. In New Zealand, the legislation provides for a manufacturing deadline of 14 March 2018, with a 6-week distribution period plus on additional 6-week sell through period for non-compliant product manufactured before this date. Norway is finalising its implementation plans. Plain packaging will be implemented in Georgia from 1 January 2018.

Countries, territories and states that are currently considering adopting plain packaging legislation, include, but are not limited to, Brazil, Canada, Chile, Singapore and Sweden. Others, such as Hong Kong, are considering implementing large graphic health warnings.

7.	Purchase: product display bans at point of sale and licensing regimes

Product display restrictions at point of sale have been in place in a number of countries for several years and have been implemented both at national and state levels. Ireland was the first EU Member State to introduce a point-of-sale display ban, which became effective in July 2009, with Norway, Iceland, Finland, New Zealand, Thailand, Canada, Australia, the United Kingdom and a number of other countries implementing or passing similar legislation banning tobacco displays.

A number of countries, such as Hungary, have also sought to restrict the supply of tobacco products, including through the adoption of licensing regimes limiting the number of retail outlets from which it is possible to purchase tobacco products and/or by prohibiting the sale of tobacco products within a certain distance of specified public places.

8.	Illicit trade

The illegal market for tobacco products is an increasingly important issue for governments and the industry across the world. Euromonitor International estimates that approximately 456 billion cigarettes per year are smuggled, manufactured illegally or counterfeited. A number of governments, regulators and organisations have or are considering adopting regulation to support anti-illicit trade activities. Among other forms, such regulation may comprise mandatory “tracking and tracing” requirements, enabling regulators to identify the point at which any seized product left the legal supply chain, security features to combat counterfeiting and inspection and authentication obligations in respect of seized product. The Revised TPD, for example, requires that all unit packets of tobacco are marked with a unique and irremovable identifier, which when scanned provides various information about that product’s route to market.

In November 2012, the FCTC adopted the Protocol to Eliminate Illicit Trade in Tobacco Products which includes a raft of supply chain control measures, including the implementation of “tracking and tracing” technologies. To date, 26 parties have ratified the Protocol, which will come into force once the 40th party has ratified it.

9.	Next Generation Products

More recently, significant debate has been generated regarding the appropriate regulation of Next Generation Products, including regulation of the nicotine liquids used in vapour products. While this nascent category has grown in size and complexity in a relatively short period of time, a consensus framework for regulation and taxation has yet to emerge.

The Revised TPD, for example, establishes frameworks for the regulation of novel tobacco products and e-cigarettes, introducing nicotine limits, health warnings requirements, advertising bans, and pre-market notification and post-market disclosure obligations.

Conversely, some governments have intentionally banned or are seeking to ban novel tobacco products and products containing nicotine, while others would need to amend their existing legislation in order to permit their sale. For example, in Australia nicotine is classified as poison, meaning that the importation of vaping products or nicotine refill liquids is illegal in every state and territory, as is the possession and use of these products. In Canada, vaping products containing nicotine are not approved for general sale. However, at a federal level there is no regulation on non-nicotine vaping products, meaning that a number of provinces and municipalities have begun to develop their own frameworks for the sale and marketing of these products.

Even in countries where the sale of Next Generation Products is permitted, some governments have adopted, or are seeking to adopt, bans on vaping in public places. For information on the US regulatory environment applicable to Next Generation Products, see paragraphs 17 and 18 of Part XII (Operating and Financial Review for the RAI Group) of this Prospectus.

10.	Regulation in the US

The Combined Group will be subject to US federal, state and local laws and regulations. For example, key elements of the FDA Tobacco Act include: filing of facility registrations, product listing, constituent testing and ingredient information; obtaining FDA clearance for all new products or product modifications; banning all characterising artificial or natural flavours other than tobacco or menthol in cigarettes; establishing “user fees” to fund the FDA’s regulation of tobacco products; increasing the health warning size on cigarette packs with the option to introduce pictorial health warnings; implementing good manufacturing practices; revising the labelling and advertising requirements for smokeless tobacco products; and requiring the study of menthol.

For further information on the US regulatory environment applicable to the Combined Group, see paragraphs 17 and 18 of Part XII (Operating and Financial Review for the RAI Group) of this Prospectus.

PART X

DIRECTORS, SENIOR MANAGERS AND CORPORATE GOVERNANCE

1.	Directors

The Directors of the Company as at the date of this Prospectus and their respective roles are set out below:

Name	Position
Richard Burrows	Chairman
Nicandro Durante	Chief Executive
Ben Stevens	Finance Director
Kieran Poynter	Senior Independent Director
Sue Farr	Non-Executive Director
Ann Godbehere	Non-Executive Director
Dr Marion Helmes	Non-Executive Director
Savio Kwan	Non-Executive Director
Dr Pedro Malan	Non-Executive Director
Dimitri Panayotopoulos	Non-Executive Director

The business address of each Director is Globe House, 4 Temple Place, London WC2R 2PG, United Kingdom.

A short biography for each Director is set out below. Further information on the Directors, including the companies of which each of the Directors has been a director at any time in the past five years, is set out in paragraph 7 of Part XIX (Additional Information).

Richard Burrows (72), Chairman and Chairman of the Nominations Committee

Richard Burrows was appointed Chairman of the Board in November 2009, having served as a Non-Executive Director since his appointment to the Board in September 2009. He is also the Chairman of the Nominations Committee. Richard has been the Chairman of the Craven House Capital plc board of directors since 2016 and is currently Chair of its Nomination, Remuneration and Compliance Committees. He has served as a Non-Executive Director of Rentokil Initial plc since 2008, where he currently is a member of the Remuneration and Nominations Committees, and a Supervisory Board member at Carlsberg A/S since 2009, where he is the Chairman of the Remuneration Committee. Richard was formerly the Chairman of the Board of Voicesage Global Holdings Ltd. from 2012 until 2015 as well as a Non-Executive Director of Eurasian Natural Resources Corporation Limited from 2012 until 2013. He was formerly the Governor of the Bank of Ireland, Chief Executive of Irish Distillers and Co-Chief Executive of Pernod Ricard. Richard is a citizen of Ireland.

Nicandro Durante (60), Chief Executive

Nicandro Durante was appointed as Chief Executive in March 2011, after being appointed Chief Operating Officer and Director in January 2008, having joined the Management Board as Regional Director for Africa and the Middle East in 2006. He has experience in senior financial and management roles within the BAT Group having overseen operations in the United Kingdom, Hong Kong and Brazil, including his time as President of Souza Cruz. Nicandro has been a Non-Executive Director of Reckitt Benckiser Group plc since 2013 and is a member of its Remuneration and Corporate Responsibility, Sustainability and Ethics Committees. Nicandro is a citizen of Brazil and Italy.

Ben Stevens (57), Finance Director

Ben Stevens has served as Finance Director since April 2008 and Director since March 2008. He previously held the position of Regional Director for Europe from 2004, after having originally joined the Management Board in 2001 as Development Director. He has experience in a number of senior group finance and general management roles within the BAT Group, particularly in Europe and Russia, and was Head of Merger Integration following the merger with Rothmans in 1999. He is currently a Non-Executive Director of ISS A/S. Ben has been a Director of Louisville since July 2008. Ben is a citizen of the United Kingdom.

Kieran Poynter (66), Senior Independent Non-Executive Director and Chairman of the Audit Committee

Kieran Poynter was appointed as a Non-Executive Director in 2010 and as the Senior Independent Director in October 2016. He is the Chairman of the Audit Committee and a member of the

Nominations Committee. He has been a Non-Executive Director and Chair of the Audit and Compliance Committee of International Consolidated Airlines Group S.A. since 2010. He has been Chairman of the Board since 2013 and a member of the Board since 2009 of F&C Asset Management plc, and he also chairs the Nominations, Audit and Compliance and Risk and Remuneration Committees. He previously held the position of Non-Executive Chairman of the Board of Nomura International plc from 2011 until 2015, and served as a member of the Board from 2009 until 2015. A Chartered Accountant, he was Chairman and Senior Partner of PricewaterhouseCoopers until 2008 and served on the President’s Committee of the Confederation of British Industry between 2000 and 2008 and as member of an advisory committee for the Chancellor of the Exchequer between 2009 and 2010. Kieran is a citizen of the United Kingdom.

Sue Farr (61), Independent Non-Executive Director

Sue Farr was appointed as a Non-Executive Director in February 2015. She is a member of the Nominations and Remuneration Committees. She has been a Special Advisor at Chime Communications Limited since 2016. She has been a Non-Executive Director and Chair of the Corporate Responsibility Committee of Dairy Crest Group plc since 2011, a Non-Executive Director and member of the Audit, Remuneration and Nominations Committees of Millennium & Copthorne Hotels plc since 2013, a Non-Executive Director and Chair of the Nominations and Remuneration Committee of Accsys Technologies plc since 2014 and a Non-Executive Director of Dolphin Capital Investors Limited since 2016. She previously served as Executive Director of Business Development for Chime Communications Limited from 2003 until 2016, as a Non-Executive Director of Motivcom plc from 2008 until 2014, and a Trustee of Historic Royal Palaces from 2007 until 2013. She was formerly the Chairwoman of the Marketing Society and the Marketing Group of Great Britain. Sue is a citizen of the United Kingdom.

Ann Godbehere (62), Independent Non-Executive Director

Ann Godbehere was appointed as a Non-Executive Director in October 2011. She is a member of the Nominations and Remuneration Committees. She has been a Non-Executive Director, Chair of the Compensation Committee and member of the Audit Committee of UBS Group AG and UBS AG since 2009, a Non-Executive Director, Chair of the Audit Committee and member of the Nominations Committee of Rio Tinto plc and Rio Tinto Limited since 2010 and previously served as a Non-Executive Director, Chair of the Audit Committee and member of the Nomination and Governance and Risk Committees of Prudential plc from 2007 to May 2017. She also previously served as a Non-Executive Director, Chair of the Audit Committee and member of the Conflicts Committee of Atrium Underwriting Group Limited from 2007 until 2013, and a Non-Executive Director and Chair of the Audit Committee of Arden Group Limited from 2007 until 2014. She was formerly the Chief Financial Officer of both the Swiss Re Group and Northern Rock during the initial phase of its public ownership. Ann is a citizen of the United Kingdom and Canada.

Dr. Marion Helmes (51), Independent Non-Executive Director

Dr. Marion Helmes was appointed as a Non-Executive Director in August 2016. She is a member of the Audit and Nominations Committees. She has been a Supervisory Board member of Uniper SE since 2017, a Supervisory Board member and Chairwoman of the Audit Committee of Bilfinger SE since 2016, Vice Chairwoman of the Supervisory Board of ProSieben Sat.1 Media SE since 2014 and a Non-Executive Director of NXP Semiconductors N.V. since 2013. She was previously Chief Financial Officer of Celesio from 2012 until 2014, of Q-Cells from 2010 until 2011 and of ThyssenKrupp Elevator Technology from 2006 until 2010. She previously served as a member of the Supervisory Board of Fugro Consult GmbH from 2009 until 2014. Marion is a citizen of Germany.

Savio Kwan, (69), Independent Non-Executive Director

Savio Kwan was appointed as a Non-Executive Director in January 2014. He is a member of the Nominations and Remuneration Committees. He was the Co-Founder of and has served as the Chief Executive Officer of A&K Consulting Co Ltd since 2005. Savio has been a visiting Professor at Henley Business School since 2008 and Non-Executive Director of the Alibaba Hong Kong Entrepreneurs Fund since 2015. He was a Non-Executive Director of the Alibaba Group, China’s largest internet business, from 2008 until 2012. He was an Advisory Board member of York International Corp between 2003 and 2006. Savio is a citizen of the United Kingdom.

Dr. Pedro Malan, (74), Independent Non-Executive Director

Dr. Pedro Malan was appointed as a Non-Executive Director in February 2015. He is a member of the Audit and Nominations Committees. He has been a member of the advisory panel of Temasek Holdings (Private) Limited since 2012, a Trustee of the Thomson Reuters Trust Principles, a Director and member, acting as trustee, of Thomson Reuters Founders Share Company Limited since 2011, the Chairman of the International Advisory Board of Itaú Unibanco Holdings S.A. since 2009, and a member of the Board of EDP – Energias do Brasil SA since 2006. He previously served as a Non-Executive Director of Mills Estruturas e Servicos de Engenharia SA from 2010 until 2016, a Board Member of Souza Cruz from 2010 until 2015, a Trustee of International Financial Reporting Standards Foundation from 2008 until 2013, as Non-Executive Director of Via Varejo from 2010 until 2012 and as the Minister of Finance for Brazil, President of the Central Bank of Brazil and Chief External Debt Negotiator for Brazil. Pedro is a citizen of Brazil.

Dimitri Panayotopoulos (65), Independent Non-Executive Director and Chairman of the Remuneration Committee

Dimitri Panayotopoulos was appointed as a Non-Executive Director in February 2015. He is the Chairman of the Remuneration Committee and a member of the Nominations Committee. He has been a senior advisor at Boston Consulting Group since 2014. Dimitri has been a Non-Executive Director and member of the Compensation Committee of Logitech since 2014. He was previously Vice Chairman and Advisor to the Chairman and Chief Executive Officer of Procter & Gamble from 2013 until 2014, and was the Vice Chair of the Global Business Units of Procter & Gamble from 2011 until 2013. Dimitri is a citizen of the United Kingdom.

2.	Senior Managers

In addition to the Executive Directors, the Company’s senior management team consists of the following Senior Managers and their respective roles are set out below:

Name	Position
Jerome Abelman	Director, Legal & External Affairs and General Counsel
Jack Bowles	Regional Director, Asia-Pacific
Alan Davy	Director, Operations
Giovanni Giordano	Director, Group Human Resources
Andrew Gray	Director, Marketing
Tadeu Marroco	Regional Director, Western Europe
Ricardo Oberlander	Regional Director, Americas
Dr David O’Reilly	Group Scientific Director
Naresh Sethi	Director, Business Development
Johan Vandermeulen	Regional Director, Eastern, Middle East and Africa
Kingsley Wheaton	Managing Director, Next Generation Products

The business address of the Senior Managers is Globe House, 4 Temple Place, London WC2R 2PG, United Kingdom save for the business address of Jack Bowles which is 16 Floor, 2 IFC, 8 Finance Street, Central, Hong Kong.

A short biography for each Senior Manager is set out below.

Jerome Abelman (53), Director, Legal & External Affairs and General Counsel

Jerome Abelman joined the Management Board as Group Corporate and Regulatory Affairs Director in January 2015 and as at 1 May 2015, Jerome took the role of Director, Legal & External Affairs and General Counsel. Prior to his appointment to the Management Board he was Regional General Counsel, Asia-Pacific from 2010 until 2014, before becoming Assistant General Counsel of Corporate & Commercial from July 2014 until December 2014. He has previously held a number of roles in the Legal function and has been with the BAT Group for 14 years. As a director designated for nomination by B&W under the Governance Agreement, Jerome joined the Board of RAI on 4 February 2016. Jerome is a citizen of the United States.

Jack Bowles (53), Regional Director, Asia-Pacific

Jack Bowles was appointed as Regional Director for Asia-Pacific in January 2013. He was Regional Director, Americas from October 2011 after joining the Management Board originally as Regional

Director, Western Europe in October 2009. He joined the BAT Group in 2004, becoming Chairman of British American Tobacco France in 2005 before being appointed Managing Director of British American Tobacco Malaysia in 2007. Jack is a citizen of France.

Alan Davy (53), Director, Operations

Alan Davy joined the Management Board as Group Operations Director in March 2013. Prior to his present appointment he was Group Head of Supply Chain from 2010 until 2013, and Area Director of Caribbean and Central America from 2010 until 2012. He joined the BAT Group in 1988 and has held various roles in manufacturing, supply chain and general management. Alan is a citizen of the United Kingdom.

Giovanni Giordano (51), Director, Group Human Resources

Giovanni Giordano joined the BAT Group and the Management Board as the Group Human Resources Director in June 2011. Prior to this appointment his international human resources career included senior roles at Procter & Gamble and Ferrero, where he was Chief Corporate Officer. Giovanni is a citizen of Italy and the United States.

Andrew Gray (52), Director, Marketing

Andrew Gray was appointed as Marketing Director in September 2014. He originally joined the Management Board as Regional Director for Africa and the Middle East in 2008 prior to being appointed Regional Director for EEMEA in January 2011. He has held a number of senior management positions with the BAT Group across South America, Central America, the Caribbean and Malaysia, including President of Souza Cruz in Brazil. Andrew is a citizen of the United Kingdom and Brazil.

Tadeu Marroco (51), Regional Director, Western Europe

Tadeu Marroco was appointed Western Europe Regional Director in December 2016. He held the position of Group Head of Strategy and Planning of Mergers and Acquisitions from 2012 until 2014. He joined the Management Board as Business Development Director in September 2014. He joined the BAT Group in 1992 holding various senior finance positions including Regional Finance Controller for EEMEA and Group Finance Controller, a position he held from 2012 until 2014. Tadeu is a citizen of Brazil.

Ricardo Oberlander (53), Regional Director, Americas

Ricardo Oberlander joined the Management Board as Regional Director for the Americas in January 2013 having first joined the BAT Group over 25 years ago. He was previously Global Consumer Marketing Director from 2012 until 2013, General Manager in France from 2010 until 2012 and prior to that Regional Head of Marketing for the Americas. As a director designated for nomination by B&W under the Governance Agreement, he joined the Board of RAI in December 2014. Ricardo is a citizen of Brazil.

Dr. David O’Reilly (50), Group Scientific Director

Dr. David O’Reilly joined the Management Board as Group Scientific and Research and Development Director in January 2012. He was previously Head of International Public Health & Scientific Affairs and has held various positions in Group Research & Development (GR&D), most recently as Head of GR&D. David is a citizen of the United Kingdom.

Naresh Sethi (50), Director, Business Development

Naresh Sethi was appointed Business Development Director in December 2016. He joined the Management Board as Group Business Development Director in January 2012, and became Regional Director of Western Europe from 2013 until 2016. He has held various marketing roles with the BAT Group in Australia, India, Indonesia, West Africa and Japan, where he was Marketing Director and, later, General Manager. Naresh is a citizen of Australia.

Johan Vandermeulen (49), Regional Director, Eastern Europe, Middle East and Africa

Johan Vandermeulen joined the Management Board as Regional Director for EEMEA in September 2014. He was previously General Manager in Russia, from 2010 until 2014, General Manager in Turkey, and Global Brand Director for KENT. He has been with the BAT Group for more than 20 years. Johan is a citizen of Belgium.

Kingsley Wheaton (44), Managing Director, Next Generation Products

Kingsley Wheaton was appointed Managing Director, Next Generation Products in January 2015. Kingsley joined the Management Board as Deputy Corporate and Regulatory Affairs Director in January 2012 and in June 2012 he was appointed Director, Corporate and Regulatory Affairs. Prior to these appointments he was Global Brand Manager for KENT and VOGUE, and previously also held various marketing roles in the Middle East and West Africa, becoming Marketing Director in Nigeria and Russia and, later, General Manager in Russia. Kingsley is a citizen of the United Kingdom.

3.	Directors’ and Senior Managers’ Interests

Details of the interests of each Director and Senior Manager are set out in paragraph 7 of Part XIX (Additional Information).

4.	Corporate governance

4.1	Compliance with the UK Corporate Governance Code

The Board is committed to the highest standards of corporate governance. The Board currently complies, and has complied, with the UK Corporate Governance Code. The Board also takes account of institutional shareholder and governance rules and guidance on disclosure and shareholder authorisation. The Board meets at least six times a year and may meet at other times at the request of one or more of the Directors.

4.2	Board composition

The BAT Group is controlled through the Board, which comprises ten Directors and is responsible to BAT Shareholders for proper management of the Company. The Board’s main roles are to create value for BAT Shareholders, to provide entrepreneurial leadership of the Company, to approve the Company’s strategic objectives and to ensure that the necessary financial and other resources are made available to enable the Company to meet those objectives.

The UK Corporate Governance Code also recommends that at least half the board of directors of a UK listed company, excluding its chairman, should comprise non-executive directors determined by the board to be independent. For the purposes of assessing compliance with the UK Corporate Governance Code, the Board considers that Kieran Poynter, Sue Farr, Ann Godbehere, Marion Helmes, Savio Kwan, Pedro Malan and Dimitri Panayotopoulos are non-executive directors who are independent of management and free from any business or other relationship that could materially interfere with the exercise of their independent judgment. The Board also considers that the chairman of the Company was independent on appointment.

Pursuant to the Merger Agreement, BAT will take all actions necessary to cause three directors serving on RAI’s board of directors (other than the directors designated for nomination by B&W, a subsidiary of BAT) immediately prior to Completion to be appointed to the Board upon Completion. Such directors will be selected by BAT prior to Completion after consultation with the RAI Transaction Committee.

The UK Corporate Governance Code further recommends that the board of directors of a company with a premium listing on the Official List should appoint one of the non-executive directors to be the Senior Independent Director to provide a sounding board for the chairman and to serve as an intermediary for the other directors when necessary. The Senior Independent Director should be available to shareholders if they have concerns which contact through the normal channels of the chairman or the chief executive officer has failed to resolve or for which such contact is inappropriate. The Company has appointed Kieran Poynter as the Senior Independent Director of the Company.

4.3	Board committees

As required by the UK Corporate Governance Code the Board has established an Audit Committee, a Remuneration Committee and a Nominations Committee, with formally delegated duties and responsibilities and with written terms of reference.

The members of each committee are as follows:

Name	Chairman	Members
Audit	Kieran Poynter	Marion Helmes Pedro Malan
Remuneration	Dimitri Panayotopoulos	Sue Farr Ann Godbehere Savio Kwan
Nominations	Richard Burrows	Kieran Poynter Sue Farr Ann Godbehere Savio Kwan Pedro Malan Dimitri Panayotopoulos

4.3.1	Audit Committee

The Audit Committee is appointed by the Board and comprises at least three members, all of whom shall be independent Non-Executive Directors. At least one member will have recent and relevant financial experience. The Audit Committee chairman will be appointed by the Board and in the absence of the Audit Committee chairman the members present will elect one of their number to chair the meeting. The Audit Committee chairman will be an independent Non-Executive Director. Members will be entitled to attend or vote at a meeting of the Audit Committee. The Audit Committee normally meets five times a year including immediately prior to the publication of the Company’s full year and periodic results. The Audit Committee will meet at such other times as the Audit Committee chairman, the external or internal auditors or any member of the Audit Committee may request.

The Audit Committee is responsible for monitoring and reviewing the integrity of the BAT Group’s financial statements and any formal announcements relating to the Company’s performance, considering any significant issues and judgments reflected in them, before their submission to the Board; consistency of the BAT Group’s accounting policies; effectiveness of, and making recommendations to the Board on, the BAT Group’s accounting, risk and internal control systems; effectiveness of the BAT Group’s internal audit function; and performance, independence and objectivity of the BAT Group’s external auditors, making recommendations as to their reappointment (or for a tender of audit services), and approving their terms of engagement and the level of audit fees.

4.3.2	Remuneration Committee

The Remuneration Committee is appointed by the Board and comprises at least three members, all of whom shall be independent Non-Executive Directors. The quorum is any two members of the Remuneration Committee. The Remuneration Committee chairman will be appointed by the Board and in the absence of the Remuneration Committee chairman the members present will elect one of their number to chair the meeting. The Remuneration Committee normally meets three times a year and will meet at such other times as the Remuneration Committee chairman or any member of the Remuneration Committee may request.

The Remuneration Committee is responsible for agreeing and proposing the remuneration policy for Directors (covering salary, benefits, performance-based variable rewards and pensions) for shareholder approval; determining, within the terms of the agreed policy, the specific remuneration packages for the Chairman and the Executive Directors, both on appointment and on review and, if appropriate, any compensation payment due on termination of appointment; the setting of targets applicable for the Company’s performance based variable reward scheme and determining achievement against those targets, exercising discretion where appropriate and as provided by the applicable scheme rules and the Policy; and monitoring and advising the Board on any major changes to the policy on employee benefit structures for the BAT Group.

4.3.3	Nominations Committee

The Nominations Committee is appointed by the Board and comprises at least three members, a majority of whom shall be independent Non-Executive Directors, and shall include the Chairman and the Senior Independent Director. The quorum is any two members of the Nominations Committee including the Chairman or in his absence the Senior Independent Director. The Chairman will chair the Nominations Committee and in his absence the members present will elect one of their number to chair the meeting. The Senior Independent Director will chair the Nominations Committee when it is considering a successor to the Chairman. The Nominations Committee normally meets two times a year and at such other times as the Nominations Committee chairman or any member of the Nominations Committee may request.

The Nominations Committee is responsible for reviewing the structure, size and composition of the Board and Management Board to ensure both have an appropriate balance of skills, expertise, knowledge and (for the Board) independence; reviewing the succession plans for the Executive Directors and members of the Management Board; ensuring that the procedure for appointing Directors is rigorous, transparent, objective, merit-based and has regard for diversity; making recommendations to the Board on suitable candidates for appointments to the Board and Management Board; and assessing the time needed to fulfil the roles of Chairman, Senior Independent Director and Non-Executive Director, and ensuring Non-Executive Directors have sufficient time to fulfil their duties.

PART XI

OPERATING AND FINANCIAL REVIEW OF THE BAT GROUP

The selected historical financial information discussed in this operating and financial review of the BAT Group has been extracted without material adjustment from Part XIV (Historical Financial Information of the BAT Group) of this Prospectus (which has been incorporated by reference into, and forms part of, this Prospectus). Investors should read the following discussion of BAT’s financial condition and results of operations together with the rest of this Prospectus, including the financial information in Part XIV (Historical Financial Information of the BAT Group) and should not rely solely on the summarised information contained in this Part XI.

The following discussion and analysis of the BAT Group’s financial condition and results of operations is based on and should be read in conjunction with the consolidated financial statements of the BAT Group referred to in Part XIV (Historical Financial Information of the BAT Group) of this Prospectus which has been incorporated by reference into, and forms part of, this Prospectus. The consolidated financial statements of the BAT Group have been prepared in accordance with IFRS (EU), which may differ in material respects from generally accepted accounting principles in other jurisdictions, including the United States.

Certain figures contained in this Part XI, including financial information, have been subject to rounding adjustments. Accordingly, in certain instances, (i) the sum or percentage change of the numbers may not conform exactly with the total figure given and (ii) the sum of the numbers in a column or row in certain tables may not conform exactly with the total figure given for that column or row.

The discussion and analysis in this Part XI contains forward-looking statements that are subject to known and unknown risks and uncertainties. Actual results and the timing of events could differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including those described below and summarised in Part II (Risk Factors) and in paragraph 1 of Part III (Important Information).

1.	Overview

BAT is the parent holding company of the BAT Group, a global tobacco and Next Generation Products group with brands sold in over 200 markets. According to the BAT Group’s internal estimates, the BAT Group is a market leader in more than 55 countries by volume, producing the cigarette chosen by one in eight of the world’s one billion smokers. The BAT Group, excluding the BAT Group’s associated undertakings, is organised into four regions: Asia-Pacific, Americas, Western Europe and EEMEA.

For the year ended 31 December 2016, the BAT Group sold approximately 665 billion cigarettes (excluding sales of its associates), of which approximately 630 billion cigarettes were produced by 44 factories in 42 countries. For the year ended 31 December 2016, the BAT Group’s Global Drive Brands accounted for 49% of the BAT Group’s total cigarette volume. The BAT Group’s range of products covers all segments, from value-for-money to premium with a portfolio of international, regional and local tobacco brands to meet a broad array of adult tobacco consumer preferences wherever the BAT Group operates. The BAT Group is investing in building a portfolio of innovative new types of tobacco and nicotine products alongside its traditional tobacco business. These Next Generation Products include vapour products (such as e-cigarettes) and tobacco heating products.

The BAT Group manages a globally integrated supply chain and the BAT Group’s products are distributed to retail outlets worldwide. During the year ended 31 December 2016, the BAT Group employed around 50,000 people worldwide.

2.	Key factors affecting results of operations

The Directors believe that the following factors have had and will continue to have a material effect on the BAT Group’s results of operations and financial condition. In addition, important factors that could cause the BAT Group’s actual operations or financial conditions to differ materially from those expressed or implied below, include, but are not limited to, factors described in Part II (Risk Factors) of this Prospectus.

2.1	Business combinations and acquisitions

The BAT Group’s growth strategy is to increase volume and share of the global tobacco market through organic growth and mergers and acquisitions where it makes financial and strategic sense. During the years ended 31 December 2016 and 2015, the BAT Group’s financial condition and the comparability of results of operations between years have been affected by business combinations, particularly Souza Cruz and TDR, and may be so affected in the future by these and future business combinations.

•	In April 2016, the BAT Group announced it had acquired Ten Motives, a UK based e-cigarette business with particular strength in traditional grocery and convenience channels. The fair value of the consideration payable was £56 million, of which £6 million is contingent on post-acquisition targets being met.

•	During 2015, the BAT Group invested £1.7 billion to acquire the shares it did not already own in its Brazilian subsidiary, Souza Cruz, and de-listed the company. Following a public auction in October 2015, the BAT Group acquired sufficient shares to cancel Souza Cruz’s registration as a publicly listed company, with a total shareholding of 99.1%. The compulsory acquisition of the remaining minority shares was approved on 5 February 2016, with Souza Cruz becoming a wholly owned subsidiary at that date.

•	In November 2015, the BAT Group acquired 100% of Blue Nile Cigarette Company Limited, a tobacco manufacturing and distribution company in the Republic of Sudan. The fair value of the consideration payable was £45 million of which £8 million was contingent on achievement of certain post-acquisition targets.

•	In September 2015, the BAT Group announced that it had signed a conditional agreement to acquire 100% of the CHIC Group, a leading vapour product business in Poland. The transaction was completed on 30 December 2015. The fair value of the consideration payable was £82 million of which £30 million was contingent on achievement of certain post-acquisition targets.

•	In September 2015, the BAT Group completed the acquisition of TDR, a cigarette manufacturer in Central Europe, and other tobacco and retail assets from Adris Grupa d.d. for a total enterprise value of €550 million.

2.2	Industry trends affecting revenue and profit

The BAT Group’s revenue and profit have been and will continue to be affected by various industry trends including tobacco consumption rates, regulatory developments, taxation, litigation, illicit trade, macro-economic challenges and competitive dynamics. Changes in these factors could adversely restrict or otherwise affect the BAT Group’s business. Please see Part VII (Information on the BAT Group) and Part IX (Regulation) of this Prospectus for a more detailed description of the industry, the competitive environment and the key laws and regulations to which the BAT Group’s operations are subject.

According to Euromonitor International and the BAT Group’s internal estimates, the global cigarette industry sells around 5,450 billion cigarettes each year and the retail value of the global tobacco market (including cigarettes, cigars, cigarillos, smoking tobacco, smokeless tobacco and vapour products) for 2016 was estimated at $785 billion. Since 1995, the world market for cigarettes has grown, predominantly due to growth in China, which has offset the reducing volume of cigarettes in the rest of the world, especially in developed markets, such as Western Europe. Over the coming years, the Directors expect volumes of cigarettes outside China to continue to decline as a lower percentage of the total adult population will choose to smoke cigarettes and individual smokers will consume fewer cigarettes; these dynamics will be partly offset by the impact of population growth.

In 2016, the four biggest international manufacturers, outside of China, India and the United States, according to the BAT Group’s internal estimates, were Philip Morris International with a share of the global market excluding China, India and the United States of approximately 31%, the BAT Group (excluding associates), with approximately 25%, Japan Tobacco with approximately 19% and Imperial Brands with approximately 10%, based on sales by volume. Collectively, these four players held around 41% of the global market, or approximately 84% of the market outside of China, India and the United States. According to Euromonitor International, China accounts for approximately 45% of global cigarette volume, and is the world’s largest cigarette market. The international tobacco companies have a very small presence in the Chinese market, where the industry is state-owned. According to Euromonitor International, India accounts for approximately 1.5% of global cigarette volume and ITC accounts for approximately 79% of India’s market share. The BAT Group has an approximate 30% interest in ITC. According to Euromonitor International, the United States accounts for approximately 5% of global cigarette volume. For the year ended 31 December 2016, the RAI Group accounted for approximately 34% of the United States’ cigarette market share, according to MSAi. The BAT Group has an approximate 42% interest in RAI. The global tobacco industry operates in a challenging environment. The BAT Group competes primarily on the basis of product quality, brand recognition brand loyalty, taste, innovation, packaging, service, marketing, advertising and retail price. The size of the global cigarette market is impacted by a number of factors, including increased regulation, litigation, rising excise rates on its products and illicit trade.

The tobacco industry is also exposed to significant product liabilities litigation, including in the United States. The BAT Group anticipates that it will continue to be exposed to new litigation. The BAT Group’s consolidated results of operations, cash flows and financial position could be materially affected in a particular reporting period by an unfavourable outcome or settlement of certain pending or future litigation.

Tobacco products are subject to substantial duty, excise and other taxes in most markets in which the BAT Group operates. Increases to duty, excise and other taxes affect the size of tobacco markets. Significant and sustained increases in taxes in markets where tobacco prices are already high may lead adult tobacco consumers to switch to cheaper brands. This can lead to the growth in sales of lower margin products and decreases in sales of higher margin products. Additionally, increases in tobacco taxes can lead to adult tobacco consumers rejecting legitimate tax-paid products and switching to products from illegal sources.

Trafficking of tobacco products includes the trade in counterfeit products, smuggled genuine products, including “illicit whites” (also known as “made for smuggling brands”), and locally manufactured products on which applicable taxes are evaded. Illicit trade remains a key challenge for the legitimate tobacco industry. Illicit trade is driven by many factors, including tax-driven price increases, weak criminal penalties, poor enforcement of border controls, weak laws, corruption, loosely regulated free trade zones, a less rigorous approach to intellectual property rights protection and the use of the internet as a medium of trading. Euromonitor International estimates that approximately 456 billion cigarettes per year are smuggled, manufactured illegally or counterfeited.

The BAT Group believes that quality and innovation will play an increasing role in delivering market share, as tobacco companies operate in a highly competitive marketplace. This involves cigarette innovations such as capsule products, additive-free products, tube filters and slims. Substantial investments have also been made in developing Next Generation Products.

2.3	Foreign exchange movements

The BAT Group’s results are impacted by currency exposures arising from the translation of profits earned in foreign currency subsidiaries and associates and joint ventures into the BAT Group’s reporting currency, pound sterling. Also, in order to prepare its consolidated financial information, the BAT Group translates the net assets of foreign currency subsidiaries and associates into pound sterling. The BAT Group’s primary financial statement translation exposures are to the US dollar, Canadian dollar, euro, Danish krone, Swiss franc, South African rand, Russian ruble, Brazilian real, Australian dollar, Malaysian ringgit, Singaporean dollar and Indian rupees. Additionally, the BAT Group’s exposure also arises from foreign currency denominated trading transactions undertaken by subsidiaries and forecast dividend flows from subsidiaries.

As a result of the global nature of the BAT Group’s business, the BAT Group expects to continue to be exposed to foreign currency fluctuations.

2.4	Restructuring and integration costs

Profit for the years ended 31 December 2016, 2015 and 2014 was impacted by initiatives to improve effectiveness and efficiency as a globally integrated enterprise, including the implementation of a new operating model, which includes revised organisation structures, standardised processes and shared back-office services underpinned by a global single instance of SAP. These initiatives also include a review of manufacturing operations, supply chain overheads and indirect costs, organisational structure and systems and software used.

For the year ended 31 December 2016, restructuring and integration costs were £603 million, compared to £367 million for the year ended 31 December 2015 and £452 million for the year ended 31 December 2014. Restructuring and integration costs have principally related to the implementation of a new operating model and the cost of initiatives in respect of permanent headcount reductions and permanent employee benefit reductions in the BAT Group. In 2016, the costs also cover factory closure and downsizing activities in Germany, Malaysia and Brazil, certain exit costs and asset write-offs related to the change in approach to the commercialisation of VOKE, an innovative nicotine inhaler product licensed as a medicine, uncertainties surrounding regulatory changes and restructurings in Japan and Australia. In 2015, the costs included those related to factory closure and downsizing activities in Australia, acquisition related costs, and restructurings in Indonesia, Canada, Switzerland and Germany. In 2014, these costs included those related to factory closure and downsizing activities in Australia, Colombia and the Democratic Republic of Congo, and restructurings in Argentina, Indonesia, Canada, Switzerland and Germany.

3.	Discussion of principal income statement items

3.1	Revenue

Revenue principally comprises sales of cigarettes and other tobacco products to external customers. Revenue is net of duty, excise and other taxes and is after deducting rebates, returns and other similar discounts. Revenue is recognised when the significant risks and rewards of ownership are transferred to a third party.

3.2	Raw materials and consumables used

Raw materials and consumables used include, among other things, tobacco leaf, paper, filters and other packaging materials, and the freight costs of transporting these materials. These costs represented 25.6%, 24.5% and 22.1% of revenue for the years ended 31 December 2016, 2015 and 2014, respectively.

3.3	Employee benefit costs

Employee benefit costs include wages and salaries, social security costs, pension and other retirement benefit costs and share based payments. These costs represented 15.4%, 15.6% and 15.7% of revenue for the years ended 31 December 2016, 2015 and 2014, respectively.

3.4	Other operating expenses

Other operating expenses consist of other costs not separately disclosed on the BAT Group’s income statement, and include such items as marketing spend and other costs of secondary supply chains. These costs represented 24.8%, 25.0% and 27.6% of revenue for the years ended 31 December 2016, 2015 and 2014, respectively.

3.5	Results of associates and joint ventures

Associates principally comprise RAI and ITC. For the year ended 31 December 2016, the BAT Group’s interest in ITC decreased from approximately 30.1% for the year ended 31 December 2015 to approximately 29.9% for the year ended 31 December 2016 as a result of ITC issuing ordinary shares under its employee share option scheme. For the year ended 31 December 2016, the BAT Group’s interest in RAI remained at approximately 42.2%. The BAT Group’s ownership interest in RAI and ITC means the BAT Group may be affected by their businesses and respective financial performances, as they are subject to tobacco-related industry and business risks similar to those the BAT Group faces.

4.	Key non-IFRS (EU) measures

4.1	Adjusted profit from operations

To supplement the BAT Group’s results from operations presented in accordance with IFRS (EU), the Directors review current and prior year adjusted profit from operations to evaluate the performance of the group and its geographic segments and to allocate resources to the overall business and to communicate financial performance to investors. Adjusted profit from operations is not a measure defined by IFRS (EU). The BAT Group’s most directly comparable IFRS (EU) measure to adjusted profit from operations is profit from operations. Adjusted profit from operations is defined as profit from operations before adjusting items in profit from operations. Adjusting items, as identified in accordance with the BAT Group’s accounting policies, represent certain items of income and expense which the BAT Group considers distinctive based on their size, nature or incidence. In identifying and quantifying adjusting items, the BAT Group consistently applies a policy that defines criteria that are required to be met for an item to be classified as adjusting and provides details of items that are specifically excluded from being classified as adjusting items. Adjusting items in profit from operations include restructuring and integration costs, amortisation of trademarks and similar intangibles, a gain on deemed partial disposal of a trademark, and a payment and release of a provision relating to non-tobacco litigation. See note 1 of the BAT Group’s consolidated financial statements for the year ended 31 December 2016 for an explanation of the definition of adjusting items.

The Directors believe that this additional measure, which is used internally, is useful to the users of the financial statements in helping them understand the underlying business performance. Adjusted profit from operations has limitations as an analytical tool. It is not a presentation made in accordance with IFRS (EU), is not a measure of financial condition or liquidity and should not be considered as an alternative to profit for the year or profit from operations as determined in accordance with IFRS (EU). Adjusted profit from operations is not necessarily comparable to similarly titled measures used by other companies. As a result, investors should not consider this performance measure in isolation from, or as a substitute analysis for, the BAT Group’s results of operations as determined in accordance with IFRS (EU). See Part XIV (Historical Financial Information of the BAT Group) of this Prospectus for additional information about adjusted profit from operations, as well as a reconciliation to profit from operations.

4.2	Results on a constant translational currency basis

As discussed above, movements in foreign exchange rates have impacted the BAT Group’s profit from operations. The Directors review certain of its results, including revenue and adjusted profit from operations, at constant rates of exchange. The BAT Group calculates these financial measures at constant rates of exchange based on a retranslation, at prior year exchange rates, of the current year results of the BAT Group and its segments. The BAT Group does not adjust for the normal transactional gains and losses in operations that are generated by exchange movements. Although the Directors do not believe that these measures are a substitute for IFRS (EU) measures, the Directors believe that such results excluding the impact of currency fluctuations year-on-year provide additional useful information to investors regarding the operating performance on a local currency basis. Accordingly, the constant rates of exchange financial measures appearing in the following discussion of the BAT Group results of operations should be read in conjunction with the information provided in note 2 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

For the years ending 31 December 2016, 2015 and 2014, results were affected by translational exchange rate movements. In 2016, at the prevailing exchange rates, revenue increased by 12.6%, profit from operations increased by 2.2% and adjusted profit from operations increased by 9.8% versus 2015. At constant rates of exchange, revenue would have increased by 6.9%, profit from operations would have decreased by 2.9% and adjusted profit from operations would have increased by 4.1%. This higher growth rate at prevailing exchange rates reflects the translational benefit as a result of the relative weakness of pound sterling. In 2015, at the prevailing exchange rate, revenue decreased by 6.2%, profit from operations increased by 0.2% and adjusted profit from operations decreased by 7.6% versus 2014. At constant rates of exchange, revenue in 2015 would have increased by 5.4%, profit from operations would have increased by 13.6% and adjusted profit from operations would have increased by 4.0%. The lower growth rate at prevailing exchange rates reflects the devaluation of currencies, including in Russia, Nigeria, Ukraine, Venezuela and the eurozone.

4.3	Free cash flow

The BAT Group uses free cash flow to illustrate the cash flows before transactions relating to borrowings. Free cash flow is not a measure defined by IFRS (EU). The BAT Group defines free cash flow as net cash generated from operating activities adjusted for dividends paid to non-controlling interests, net interest paid, net capital expenditure (offset by sales of assets in the period) and proceeds from associates’ share buy-backs. The most directly comparable IFRS (EU) measure to free cash flow is net cash generated from operating activities. The Directors believe that this additional measure, which is used internally, is useful to the users of the financial statements in helping them understand the underlying business performance and can provide insight into the cash flow available to, among other things, reduce debt and pay dividends. Free cash flow has limitations as an analytical tool. It is not a presentation made in accordance with IFRS (EU) and should not be considered as an alternative to net cash generated from operating activities determined in accordance with IFRS (EU). Free cash flow is not necessarily comparable to similarly titled measures used by other companies. As a result, investors should not consider this measure in isolation from, or as a substitute analysis for, the BAT Group’s results of operations or cash flows as determined in accordance with IFRS (EU). See Part XIV (Historical Financial Information of the BAT Group) of this Prospectus for additional information about free cash flow, as well as a reconciliation to net cash generated from operating activities.

4.4	Net debt

The BAT Group uses net debt to assess its financial capacity. Net debt is not a measure defined by IFRS (EU). The most directly comparable IFRS (EU) measure to net debt is total borrowings. The BAT

Group defines net debt as total borrowings, including related derivatives, less cash and cash equivalents and current available-for-sale investments. The Directors believe that this additional measure, which is used internally, is useful to the users of the financial statements in helping them to see how business financing has changed over the year. Net debt has limitations as an analytical tool. It is not a presentation made in accordance with IFRS (EU), and should not be considered as an alternative to borrowings or total liabilities determined in accordance with IFRS (EU). Net debt is not necessarily comparable to similarly titled measures used by other companies. As a result, investors should not consider this measure in isolation from, or as a substitute analysis for, the BAT Group’s measures of financial position or liquidity as determined in accordance with IFRS (EU). See Part III (Important Information) of this Prospectus for additional information about net debt, as well as a reconciliation to total borrowings.

5.	Consolidated results of operations for the BAT Group

The discussion of the BAT Group’s consolidated results from operations is based on its historical results. Except as set out below, the financial data discussed in this section for the years ending 31 December 2016, 2015 and 2014 has been prepared in accordance with IFRS (EU). This section should be read in conjunction with Part XIV (Historical Financial Information of the BAT Group) and Part VII (Information on the BAT Group), respectively.

	Year ended 31 December
(£ millions)	2016	2015	2014

Revenue[1]	14,751	13,104	13,971
Raw materials and consumables used	(3,777)	(3,217)	(3,088)
Changes in inventories of finished goods and work in progress	44	184	58
Employee benefit costs	(2,274)	(2,039)	(2,194)
Depreciation, amortisation and impairment costs	(607)	(428)	(523)
Other operating income	176	225	178
Other operating expenses	(3,658)	(3,272)	(3,856)

Profit from operations	4,655	4,557	4,546
Analysed as:
adjusted profit from operations	5,480	4,992	5,403
restructuring and integration costs	(603)	(367)	(452)
amortisation of trademarks and similar intangibles	(149)	(65)	(58)
Fox River	(20)	-	27
South Korea sales tax	(53)	-	-
Flintkote	-	(3)	(374)

Net finance (costs)/income	(637)	62	(417)
Share of post-tax results of associates and joint ventures	2,227	1,236	719
Profit before taxation	6,245	5,855	4,848
Taxation on ordinary activities	(1,406)	(1,333)	(1,455)

Profit for the year	4,839	4,522	3,393

Adjusting items in profit from operations	825	435	857
Adjusted profit from operations[2]	5,480	4,992	5,403

1	Revenue is net of duty, excise and other taxes of £32,136 million, £27,896 million and £28,535 million for the years ended 31 December 2016, 2015 and 2014, respectively.

2	Adjusted profit from operations is a non-IFRS (EU) measure. See Part III (Important Information) of this Prospectus for additional information about adjusted profit from operations.

6.	Volume by brand and other measures

In addition to revenue and the other measures discussed in this Part XI, the BAT Group focuses on volume as a key measure to evaluate performance. Volume is an unaudited operating measure and is calculated as the total global cigarette volume of the BAT Group’s brands sold by its subsidiaries. The BAT Group believes that volume is a measure commonly used by analysts and investors in the industry. Accordingly, this information has been disclosed to permit a more complete analysis of the BAT Group’s operating performance.

	Year ended 31 December
(Billions1)	2016	2015	2014

DUNHILL	57	59	55
KENT	66	66	64
LUCKY STRIKE	36	32	31
PALL MALL	92	92	92
ROTHMANS	73	52	36
Total Global Drive Brands	324	301	278
Total other	341	362	389

Total volume	665	663	667

Organic volume[2]	658	661	667

1	Data relating to volume for 2016, 2015 and 2014 is unaudited and has been extracted from the BAT Group’s marketing records.

2	Organic volume excludes contributions from TDR in 2016 and 2015 and Blue Nile in 2016.

The BAT Group also uses market share to evaluate its performance. The BAT Group evaluates changes in its retail market share, or market share, in its key markets for tobacco products, based on the latest available data from a number of internal and external sources. Key markets consist of approximately 40 territories across all geographical segments, and represent approximately 80% of the BAT Group’s global volume. Growth in these markets is largely driven by the Global Drive Brands. The BAT Group also highlights drivers for change in specific markets (e.g., volume or market share). For Next Generation Products, the BAT Group monitors its performance in select countries (e.g., UK, Germany, Italy) based upon category retail market share, based on the latest available data from a number of internal and external sources. In addition, the BAT Group’s performance is affected by global pricing, which is impacted by discounts, terms of credit with customers, excise taxes and other competitive, market-driven and regulatory factors. In certain markets, the BAT Group has experienced increases or decreases in average prices resulting from changes in product mix, also referred to as price mix. The BAT Group believes that pricing and market share are measures commonly used by analysts and investors in the industry.

7.	2016 compared with 2015

7.1	Revenue

Revenue increased by £1,647 million, or 12.6%, from £13,104 million for the year ended 31 December 2015 to £14,751 million for the year ended 31 December 2016, driven by improved pricing, with price mix increasing to over 6%, and reflecting the positive currency effects resulting from the relative weakness of pound sterling. At constant rates of exchange revenue would have increased by 6.9% to £14,008 million. Over the same period, duty, excise and other taxes paid increased by £4,240 million, or 15.2%, from £27,896 million for the year ended 31 December 2015 to £32,136 million for the year ended 31 December 2016.

For the year ended 31 December 2016, overall volume increased by 2 billion, or 0.2%, from 663 billion for the year ended 31 December 2015 to 665 billion for the year ended 31 December 2016, with the industry estimated to be down by 3.0%. Market share in the BAT Group’s key markets increased by over 50 basis points, or bps. Global Drive Brands volume increased by 7.5% in 2016, driven by increased sales of ROTHMANS and LUCKY STRIKE. This increase was partly offset by a volume decrease for brands other than the Global Drive Brands of 5.8%.

For the year ended 31 December 2016, DUNHILL’s volume declined by 3.3%, with market share flat, driven mainly by industry declines in Malaysia and Brazil, more than offsetting growth in South Korea and continued growth in Indonesia. KENT’s 2016 volume increased by 1.0% due to growth in Chile, Turkey, Japan and Russia. KENT’s market share was up 10bps. LUCKY STRIKE, the BAT Group’s original American brand, saw an increase of 13.5% to 36 billion in 2016, with growth in Indonesia, Colombia, Egypt, France, Croatia and Italy, more than offsetting lower volume in Argentina and Russia. LUCKY STRIKE market share grew 10bps. In 2016, PALL MALL volume increased by 0.1% and is the BAT Group’s leading brand in terms of volume, as growth in Venezuela, Poland, Iran, Mexico and Romania more than offset reductions in Pakistan and the migration to ROTHMANS in Italy. PALL MALL market share was up 10 bps. In 2016, ROTHMANS volume was up by 36.9% or 21 billion, driven by growth in Russia, Ukraine, Italy, Nigeria, Turkey and South Korea. ROTHMANS market share was up 70 bps.

7.2	Raw materials and consumables used

Raw materials and consumables used increased by £560 million, or 17.4%, from £3,217 million for the year ended 31 December 2015 to £3,777 million for the year ended 31 December 2016, impacted by the increase in volume and changes in foreign exchange. Raw materials and consumables used as a percentage of revenue increased to 25.6% for the year ended 31 December 2016 from 24.5% for the year ended 31 December 2015.

7.3	Employee benefit costs

Employee benefit costs increased by £235 million, or 11.5%, from £2,039 million for the year ended 31 December 2015 to £2,274 million for the year ended 31 December 2016. The increase is principally the result of translational foreign exchange movements and adjusting items associated with various reorganisation activities undertaken within the BAT Group during 2016. As a percentage of revenue, these costs represented 15.4% in 2016 and 15.6% in 2015.

7.4	Depreciation, amortisation and impairment costs

For the year ended 31 December 2016, depreciation, amortisation and impairment costs increased by £179 million, or 41.8%, primarily due to trademarks and similar intangibles, where amortisation and impairment increased by £84 million, from £65 million for the year ended 31 December 2015 to £149 million for the year ended 31 December 2016, including the impact of a £33 million impairment. Acquisitions including Ten Motives, CHIC Group, TDR, Bentoel, Tekel and Skandinavisk Tobakskompagni A/S (“ST”) resulted in the capitalisation of trademarks and similar intangibles which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge for trademarks and similar intangibles of £149 million (compared to £65 million for the year ended 31 December 2015) is included in depreciation, amortisation and impairment costs in profit from operations. The increase was also driven by depreciation and impairment of property, plant and equipment, which increased by £103 million, from £274 million for the year ended 31 December 2015 to £377 million for the year ended 31 December 2016, impacted by the depreciation of acquired property, plant and equipment. The increase in depreciation, amortisation and impairment is partly offset by a decrease of £8 million in amortisation and impairment of other intangibles.

7.5	Other operating expenses

Other operating expenses increased by £386 million, or 11.8%, from £3,272 million for the year ended 31 December 2015 to £3,658 million for the year ended 31 December 2016 due to increases in certain overhead costs and the impact of foreign exchange. As a percentage of revenue, these costs represented 24.8% for the year ended 31 December 2016 and 25.0% for the year ended 31 December 2015.

7.6	Profit from operations

As a result of the above, profit from operations increased by £98 million, or 2.2% from £4,557 million for the year ended 31 December 2015 to £4,655 million for the year ended 31 December 2016.

7.7	Net finance costs/income

Net finance costs increased by £699 million, from net finance income of £62 million for the year ended 31 December 2015 to net finance costs of £637 million for the year ended 31 December 2016. This movement was impacted by an increase in finance costs related to fair value changes on derivative financial instruments and hedged items of £213 million. In addition, net finance costs were impacted by adjusting items, including a deemed gain related to the investment in RAI of £601 million in 2015 that did not recur in 2016. For more information on adjusting items in net finance costs/income, see note 4(b) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

7.8	Results of associates and joint ventures

Associates are principally comprised of RAI and ITC. The BAT Group’s share of the post-tax results of associates and joint ventures, included at the pre-tax profit level under IFRS (EU), was £2,227 million for the year ended 31 December 2016, compared to £1,236 million for the year ended 31 December 2015. This increase of £991 million, or 80.3%, was principally driven by an improvement in the results of RAI, whose profit on ordinary activities before taxation increased by £2,861 million and an adjusting item resulting from RAI’s gain on the sale of the international rights to NATURAL AMERICAN SPIRIT in 2016, of which BAT’s share was £941 million (net of tax), compared to 2015, when BAT’s share of

RAI’s gain on divestiture was £371 million (net of tax). For more information on adjusting items in the results of associates and joint ventures, see note 5(a) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

7.9	Taxation on ordinary activities

Taxation on ordinary activities was £1,406 million for the year ended 31 December 2016, compared to £1,333 million for the year ended 31 December 2015. The BAT Group’s effective tax rate was 22.5% for the year ended 31 December 2016, compared to 22.8% for the year ended 31 December 2015, both of which were affected by the inclusion of the share of associates’ post-tax profit in the BAT Group’s pre-tax results and by adjusting items, notably the deemed gain related to the investment in RAI of £601 million in 2015, as discussed above. Excluding these, the underlying tax rate for subsidiaries was 29.8% and 30.5% for the years ended 31 December 2015 and 31 December 2016, respectively. The BAT Group’s share of post-tax results of associates and joint ventures was £2,227 million in 2016 and £1,236 million in 2015. Adjusting items in taxation were £61 million for the year ended 31 December 2016 and £22 million for the year ended 31 December 2015, resulting from additional deferred tax charge on potential distributions of undistributed earnings from the BAT Group’s share of the gain on divestitures of intangibles and other assets by RAI. For more information on adjusting items in taxation, see note 6(d) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

7.10	Profit for the year

As a result of the above, profit for the year increased by £317 million, or 7.0% from £4,522 million for the year ended 31 December 2015 to £4,839 million for the year ended 31 December 2016.

7.11	Adjusting items in Profit from Operations

For the year ended 31 December 2016, adjusting items in profit from operations increased by £390 million, or 89.7%, to £825 million from £435 million for the year ended 31 December 2015. This increase was driven primarily by a £236 million increase in restructuring and integration costs. In addition to costs related to the implementation of a new operating model and the cost of initiatives in respect of permanent headcount reductions and permanent employee benefit reductions in both the years ended 31 December 2015 and 2016, restructuring and integration costs for the year ended 31 December 2016 included factory closure and downsizing activities in Germany, Malaysia and Brazil, certain exit costs and asset write-offs related to the change in approach to the commercialisation of VOKE (as announced on 5 January 2017), uncertainties surrounding regulatory changes and restructurings in Japan and Australia. For the year ended 31 December 2015, restructuring and integration costs also included factory closure and downsizing activities in Australia, certain costs related to the acquisitions undertaken (including TDR in Croatia) and restructurings in Indonesia, Canada, Switzerland and Germany.

In addition to this increase in restructuring and integration costs, adjusting items in profit from operations were impacted by an £84 million increase in amortisation and impairment of trademarks and similar intangibles. Acquisitions including Ten Motives, CHIC Group, TDR, Bentoel, Tekel and ST resulted in the capitalisation of trademarks and similar intangibles which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge of £149 million (compared to £65 million for the year ended 31 December 2015) is included in depreciation amortisation and impairment costs in profit from operations.

8.	2015 compared with 2014

8.1	Revenue

Revenue decreased by £867 million, or 6.2%, from £13,971 million for the year ended 31 December 2014 to £13,104 million for the year ended 31 December 2015. The BAT Group’s results were impacted by the adverse movement of a number of key currencies and this is reflected in an adverse translational exchange rate movement. Revenue would have been up 5.4% at £14,720 million at constant rates of exchange, driven by a price mix increase to 5.9%. Over the same period, the amount of duty, excise and other taxes paid decreased by £639 million, or 2.2%, from £28,535 million for 2014 to £27,896 million for 2015.

For the year ended 31 December 2015, overall volume declined by 4 billion, or 0.5%, from 667 billion for the year ended 31 December 2014 to 663 billion for the year ended 31 December 2015, with the industry estimated to have declined by approximately 3%, based on the BAT Group’s internal estimates. Market share in the BAT Group’s key markets increased by over 40 bps. Global Drive Brands volume grew by 8.5% for the year ended 31 December 2016 to 301 billion. The BAT Group’s other brands experienced a decrease in volume of 6.9%.

For the year ended 31 December 2015, DUNHILL volume increased by 6.0% to 59 billion, with market share higher by 30 bps, driven mainly by increased volume in Indonesia, Brazil and South Africa, offsetting lower volume in South Korea, Malaysia and Russia. KENT’s volume in 2015 was 66 billion, up by 3.3% as volume growth in Iran, Turkey, Japan and Chile was partly offset by lower volume in Russia and Ukraine. KENT’s market share was flat in 2015. In 2015, volume for LUCKY STRIKE grew by 3.7%, up to 32 billion, with increases in Belgium, France and Chile more than offsetting decreases in Russia and Argentina. LUCKY STRIKE market share grew 10 bps in 2015. In 2015, volume for PALL MALL increased by 0.4% at 92 billion, as growth in Pakistan, Venezuela, Poland and Mexico was partly offset by the effect of the brand migration to ROTHMANS in Italy. PALL MALL market share was up 10 bps. In 2015, ROTHMANS had growth of 46.5%, with volume of 52 billion, led by increases in Russia, Ukraine, Turkey, Italy, Kazakhstan, Australia, Algeria and the United Kingdom. ROTHMANS market share was up 70 bps during 2015.

8.2	Raw materials and consumables used

Raw materials and consumables used increased by £129 million, or 4.2%, from £3,088 million for the year ended 31 December 2014 to £3,217 million for the year ended 31 December 2015, impacted by increasing costs and foreign exchange movements. Raw materials and consumables used as a percentage of revenue increased from 22.1% for the year ended 31 December 2014 to 24.5% for the year ended 31 December 2015.

8.3	Employee benefit costs

Employee benefit costs decreased by £155 million, or 7.1% from £2,194 million for the year ended 31 December 2014 to £2,039 million for the year ended 31 December 2015. This decrease was the result of the impact of exchange rate movements, local remuneration agreements, varying employment costs and a reduction in headcount across end markets and regions. Employee benefit costs as a percentage of revenue decreased slightly from 15.7% for 2014 to 15.6% for 2015.

8.4	Depreciation, amortisation and impairment costs

Depreciation, amortisation and impairment costs decreased by £95 million, or 18.2%, from £523 million for the year ended 31 December 2014 to £428 million for the year ended 31 December 2015. This was primarily driven by a decrease in depreciation and impairment of property, plant and equipment of £122 million, from £396 million for the year ended 31 December 2014 to £274 million for the year ended 31 December 2015. This decrease was partly offset by a £27 million increase in amortisation and impairment of intangible assets.

8.5	Other operating expenses

Other operating expenses decreased by £584 million, or 15.1%, from £3,856 million for the year ended 31 December 2014 to £3,272 million for the year ended 31 December 2015, impacted by movements in foreign exchange. Other operating costs as a percentage of revenue decreased from 27.6% for 2014 to 25.0% for 2015.

8.6	Profit from operations

As a result of the above, profit from operations increased by £11 million, or 0.2%, from £4,546 million for the year ended 31 December 2014 to £4,557 million for the year ended 31 December 2015.

8.7	Net finance costs/income

Net finance costs decreased by £479 million, or 114.9% from net finance cost of £417 million for the year ended 31 December 2014 to net finance income of £62 million for the year ended 31 December 2015. This movement was impacted by adjusting items in 2015, including a deemed gain related to the investment in RAI of £601 million, as well as £104 million of costs in relation to the funding of the acquisition of the shares not owned by the BAT Group in Souza Cruz and investment in RAI. For more information on adjusting items in net finance costs/income, see note 4(b) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

8.8	Results of associates and joint ventures

Associates are principally comprised of RAI and ITC. The BAT Group’s share of the post-tax results of associates and joint ventures, included at the pre-tax profit level under IFRS (EU), was £1,236 million in 2015, compared to £719 million for the year ended 31 December 2014. This increase of £517 million, or 71.9%, was principally driven by an adjusting item resulting from RAI’s gain on divestiture in 2015, of which BAT’s share was £371 million (net of tax). For more information on adjusting items in the results of associates and joint ventures, see note 5(a) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

8.9	Taxation on Ordinary Activities

Taxation on ordinary activities was £1,333 million for the year ended 31 December 2015, compared to £1,455 million for the year ended 31 December 2014. The BAT Group’s effective tax rates were 22.8% for the year ended 31 December 2015 and 30.0% for the year ended 31 December 2014, which were affected by the inclusion of the share of associates’ post-tax profit in the BAT Group’s pre-tax results and by adjusting items, notably the deemed gain related to the investment in RAI of £601 million during the year ended 31 December 2015, as discussed above. Excluding these, the underlying tax rate for subsidiaries was 30.6% for the year ended 31 December 2014 and 30.5% for the year ended 31 December 2015. The slight decrease for the year ended 31 December 2015 is the result of a change in the mix of profits. The BAT Group’s share of post-tax results of associates and joint ventures was £1,236 million for the year ended 31 December 2015 and £719 million for the year ended 31 December 2014. Adjusting items in taxation totalled £22 million for the year ended 31 December 2015 (£nil for the year ended 31 December 2014) resulting from an additional deferred tax charge on potential distributions of undistributed earnings from the BAT Group’s share of the gain on divestiture by RAI. For more information on adjusting items in taxation, see note 6(d) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

8.10	Profit for the year

As a result of the above, profit for the year increased by £1,129 million, or 33.3%, from £3,393 million for the year ended 31 December 2014 to £4,522 million for the year ended 31 December 2015.

8.11	Adjusting items in Profit from Operations

For the year ended 31 December 2015, adjusting items in profit from operations decreased by £422 million, or 49.2%, to £435 million from £857 million for the year ended 31 December 2014. This decrease was driven primarily by a £371 million decrease in Flintkote charges, due to a BAT Group subsidiary entering into a settlement agreement in connection with various legal cases related to a former non-tobacco business in Canada.

The decrease in adjusting items in profit from operations was also driven by restructuring and integration costs, which decreased by £85 million for the year ended 31 December 2015 to £367 million, down from £452 million for the year ended 31 December 2014. In addition to costs related to the implementation of a new operating model and the cost of initiatives in respect of permanent headcount reductions and permanent employee benefit reductions for both the years ended 31 December 2014 and 2015, restructuring and integration costs for the year ended 31 December 2015 included factory closure and downsizing activities in Australia, certain costs related to the acquisitions undertaken (including TDR in Croatia) and restructurings in Indonesia, Canada, Switzerland and Germany. In 2014, restructuring and integration costs also included factory closure and downsizing activities in Australia, Colombia and the Democratic Republic of Congo, and restructurings in Argentina, Indonesia, Canada, Switzerland and Germany.

9.	Results of operations by geographic region

The BAT Group, excluding the BAT Group’s associated undertakings, is currently organised into four geographic regions: Asia-Pacific, Americas, Western Europe and EEMEA. The four geographic regions are the reportable segments for the BAT Group as they form the focus of the BAT Group’s internal reporting systems and are the basis used by the Management Board, which functions collectively as the chief operating decision maker for assessing performance and allocating resources. The BAT Group reviews, among other data, segmental revenue, segmental profit from operations, segmental adjusted profit from operations, and segmental revenue and segmental adjusted profit from operations at constant rates of exchange based on a retranslation, at prior year exchange rates, of the current year results of the BAT Group. Refer to note 2 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016 for further discussion of the segmental results and for the reconciliation of segmental revenue at constant rates of exchange to segmental revenue, and of adjusted profit from operations at current and constant rates of exchange to segmental profit from operations and to group profit for the year.

The following tables set forth a breakdown of the volume, revenue, profit from operations, adjusted profit from operations and movements at constant rates of exchange by geographic region for the years ended 31 December 2016, 2015 and 2014.

	Year ended 31 December			Year ended 31 December			Year ended 31 December
	Volume[1]			Revenue			Increase/(decrease) in revenue at constant rates of exchange[2]
	2016	2015	2014	2016	2015	2014	2016	2015
	(billions)			(£ millions)			(£ millions)
Asia-Pacific	196	198	197	4,266	3,773	3,873	(3)	1
Americas	113	124	131	2,868	2,720	2,990	294	350
Western Europe	120	112	112	3,867	3,203	3,359	268	117
EEMEA	236	229	227	3,750	3,408	3,749	345	281

Total	665	663	667	14,751	13,104	13,971	904	749

1	Data relating to volume by region for the years ended 31 December 2014, 2015 and 2016 has been extracted from the BAT Group’s marketing records.

2	Revenue at constant rates of exchange is a non-IFRS (EU) measure. Revenue at constant rates of exchange for 2016 is based on a retranslation at 2015 exchange rates of the 2016 results of BAT. Revenue at constant rates of exchange for 2015 is based on a retranslation at 2014 exchange rates of the 2015 results of BAT.

	Year ended 31 December			Year ended 31 December			Year ended 31 December
	Profit from operations			Adjusted profit from operations[1]			Increase/(decrease) in adjusted profit from operations at constant rates of exchange[12]
	2016	2015	2014	2016	2015	2014	2016	2015
	(£ millions)			(£ millions)			(£ millions)
Asia-Pacific	1,432	1,361	1,360	1,630	1,469	1,548	19	(2)
Americas	1,017	1,082	1,197	1,172	1,169	1,286	33	140
Western Europe	1,044	990	1,018	1,389	1,146	1,189	90	60
EEMEA	1,182	1,127	1,318	1,289	1,208	1,380	63	19

Total	4,675	4,560	4,893	5,480	4,992	5,403	205	217

1	Adjusted profit from operations is a non-IFRS (EU) measure. See Part III (Important Information) of this Prospectus for additional information about adjusted profit from operations, as well as a reconciliation to profit for the year.

2	Adjusted profit from operations at constant rates of exchange is a non-IFRS (EU) measure. Adjusted profit from operations at constant rates of exchange for 2016 is based on a retranslation at 2015 exchange rates of the 2016 results of the BAT Group. Adjusted profit from operations at constant rates of exchange for 2015 is based on a retranslation at 2014 exchange rates of the 2015 results of the BAT Group.

9.1	2016 compared with 2015

9.1.1	Asia-Pacific

In Asia-Pacific, profit from operations increased by £71 million to £1,432 million for the year ended 31 December 2016. In addition to the impact of adjusting items and foreign exchange movements, profit from operations was impacted by improved underlying business performances in Pakistan, Bangladesh, Sri Lanka, Vietnam and South Korea, which were partly offset by declining underlying business performance in Malaysia following a change in excise, and the adverse impact of foreign exchange on raw materials and consumables used in a number of markets including Japan and New Zealand. Adjusted profit from operations increased by £161 million to £1,630 million for the year ended 31 December 2016, which excludes the impact of adjusting items in profit from operations, of £198 million (compared to £108 million for the year ended 31 December 2015), resulting from South Korea sales tax, restructurings in Japan and Australia, downsizing in Malaysia and amortisation of trademarks and similar intangibles. At constant rates of exchange, adjusted profit from operations for the year ended 31 December 2016 would have increased by £19 million, or 1.3%, to £1,488 million, up from adjusted profit from operations of £1,469 million for the year ended 31 December 2015. Volume at 196 billion was down by 0.9% from 2015, as volume increases in Bangladesh, Vietnam, South Korea and Indonesia were offset by volume declines in Pakistan and Malaysia.

Results in Asia-Pacific were impacted by the following developments:

•	Australia—market share returned to growth, driven by ROTHMANS. Pricing in the second half of the year was offset by lower volume due to the market contraction and down-trading, leading to a reduction in adjusted profit from operations at constant rates of exchange.

•	Malaysia—volume and adjusted profit from operations at constant rates of exchange were down as tax-driven price increases led to a reduction in the total market and higher illicit trade. Market share fell despite growth in PETER STUYVESANT as DUNHILL was impacted by down-trading.

•	Japan—market share of combustibles grew, driven by KENT. Lower volume and adverse foreign exchange movements affecting raw materials and consumables used led to a reduction in adjusted profit from operations at constant rates of exchange.

•	New Zealand—pricing, an increase in market share and stable volume were more than offset by the adverse impact of foreign exchange on raw materials and consumables used, with adjusted profit from operations at constant rates of exchange marginally lower.

•	Bangladesh—volume, market share and adjusted profit from operations at constant rates of exchange continued to increase.

•	Pakistan—adjusted profit from operations at constant rates of exchange increased as a result of pricing and cost savings. Market share grew, driven by PALL MALL. Market contraction led to lower volume as illicit trade increased significantly following excise-led price increases.

•	Vietnam—higher adjusted profit from operations at constant rates of exchange was driven by an increase in volume, pricing and favourable product mix. Market share was stable as STATE EXPRESS 555 continued to perform well in the premium segment.

•	South Korea—adjusted profit from operations at constant rates of exchange was up, driven by higher volume, including in DUNHILL, and productivity initiatives. Market share fell despite growth in ROTHMANS.

•	Indonesia—volume and market share grew, driven by DUNHILL and LUCKY STRIKE, with the favourable product mix and pricing leading to an improvement in adjusted profit from operations at constant rates of exchange.

•	Philippines—market share was marginally higher, driven by PALL MALL. Pricing and productivity initiatives more than offset a decline in volume, leading to an improvement in adjusted profit from operations at constant rates of exchange.

9.1.2	Americas

In the Americas, profit from operations decreased by £65 million to £1,017 million for the year ended 31 December 2016. In addition to the impact of adjusting items and foreign exchange movements, particularly the devaluation of the bolivar in Venezuela, profit from operations was impacted by improved underlying business performances in Canada, Chile and Peru, which was more than offset by declining underlying business performance in Brazil. Adjusted profit from operations was marginally ahead of the prior year at £1,172 million, which excludes the impact of adjusting items in profit from operations of £155 million (compared to £87 million for the year ended 31 December 2015), including the downsizing in Brazil and the amortisation and impairment of trademarks and similar intangibles. At constant rates, adjusted profit from operations would have increased by £33 million, or 2.8%, to £1,202 million for the year ended 31 December 2016, up from adjusted profit from operations of £1,169 million for the year ended 31 December 2015. Volume for the year ended 31 December 2016 in the Americas was down by 8.8% at 113 billion, as higher volume in Mexico and Colombia was more than offset by declines in Brazil and Venezuela.

Results in the Americas were impacted by the following developments:

•	Brazil—LUCKY STRIKE grew market share, with DUNHILL growing within the premium segment, although total market share declined. Lower consumer disposable income, higher VAT and excise-led price increases drove market contraction and higher illicit trade, adversely impacting volume and adjusted profit from operations at constant rates of exchange.

•	Canada—growth in adjusted profit from operations at constant rates of exchange was driven by pricing and cost reductions, which offset lower volume. Market share fell, despite growth in PALL MALL.

•	Chile—pricing and an improvement in mix led to higher adjusted profit from operations at constant rates of exchange. Total volume fell but market share was up, driven by KENT following the successful migration from BELMONT.

•	Venezuela—pricing, to offset currency devaluation and inflation, led to higher adjusted profit from operations at constant rates of exchange. PALL MALL volume grew although, due to the reduction in consumer disposable income, total volume fell.

•	Mexico—volume was up, driven by the continued growth in PALL MALL. A delay in pricing increases in line with costs led to stable adjusted profit from operations at constant rates of exchange.

•	Colombia—higher volume, an improvement in market share and pricing were more than offset by the adverse impact of foreign exchange on raw materials and consumables used, with adjusted profit from operations at constant rates of exchange down.

•	Argentina—excise-led price increases drove a decrease in the total market and a decline in volume. Market share was marginally lower despite ROTHMANS growth following launch in 2016.

9.1.3	Western Europe

In Western Europe, profit from operations increased by £54 million to £1,044 million for the year ended 31 December 2016. In addition to the impact of adjusting items and foreign exchange movements, particularly the relative weakness in pound sterling against the euro, profit from operations was impacted by improved underlying business performances in several markets including Germany, Romania, Italy and France. Adjusted profit from operations increased by £243 million to £1,389 million, which excludes adjusting items in profit from operations of £345 million (compared to £156 million for the year ended 31 December 2015), including costs of factory closure and downsizing in Germany and amortisation of trademarks and similar intangibles for the year ended 31 December 2016. At constant rates of exchange, adjusted profit from operations would have increased by £90 million, or 7.8%, to £1,236 million for the year ended 31 December 2016, compared to adjusted profit from operations of £1,146 million for the year ended 31 December 2015, reflecting the strength of the euro in 2016. Volume was up by 6.7% to 120 billion in 2016, with growth in Poland and Romania more than offsetting lower volume in the United Kingdom, Denmark and Germany.

Results in Western Europe were impacted by the following developments:

•	Germany—adjusted profit from operations at constant rates of exchange grew primarily resulting from pricing, with volume marginally lower. Market share was flat as growth by LUCKY STRIKE was offset by declines in the local brands. Fine Cut volume and market share fell due to increased price competition. VYPE was launched nationally, growing to 7% category retail market share.

•	Switzerland—price discounting by competitors at retail led to lower volume, a fall in market share and a decline in adjusted profit from operations at constant rates of exchange.

•	France—adjusted profit from operations at constant rates of exchange and volume were marginally higher. Market share was up, driven by the continued growth in LUCKY STRIKE.

•	Romania—adjusted profit from operations at constant rates of exchange increased, driven by pricing and higher volume. PALL MALL and DUNHILL increased market share more than offsetting a decline in KENT.

•	Italy—higher volume and pricing drove an increase in adjusted profit from operations at constant rates of exchange. Growth in ROTHMANS market share was more than offset by declines in the rest of the local portfolio with total market share down. VYPE distribution was expanded. PEBBLE was launched and the first flagship store was opened.

•	Denmark—volume, market share and adjusted profit from operations at constant rates of exchange were down due to down-trading leading to the growth of the low-priced segment.

•	Netherlands—adjusted profit from operations at constant rates of exchange grew, driven by a lower cost base. Market share growth in PALL MALL and LUCKY STRIKE was more than offset by a decline in KENT and local brands, reducing total market share.

•	Belgium—adjusted profit from operations at constant rates of exchange fell, driven by lower volume. Market share fell as the decline in KENT more than offset the continued growth in LUCKY STRIKE.

•	United Kingdom—a challenging pricing environment led to a decline in market share, with adjusted profit from operations at constant rates of exchange stable as cost reductions offset lower volume. Total retail market share of the Next Generation Products business grew to nearly 40% driven by the continued growth of VYPE and the acquisition of Ten Motives.

•	Spain—adjusted profit from operations at constant rates of exchange was marginally higher, driven by cost savings. Volume and market share were stable.

•	Poland—market share grew with volume higher due to the success of PALL MALL. Adjusted profit from operations at constant rates of exchange improved driven by the improved volume and pricing.

•	Croatia/Balkans—the integration of TDR is now substantially complete, with the migration to the Global Drive Brands portfolio on track, driving an increase in total market share.

9.1.4	EEMEA

In EEMEA, profit from operations increased by £55 million to £1,182 million for the year ended 31 December 2016. In addition to the impact of adjusting items and foreign exchange movements, particularly currency devaluation in Russia, Nigeria and Ukraine, profit from operations for the year was positively impacted by pricing across the region and improved underlying business performance in several markets. Adjusted profit from operations increased by £81 million to £1,289 million, which excludes the impact of adjusting items in profit from operations of £107 million (compared to £81 million for the year ended 31 December 2015), including amortisation of trademark and similar intangibles and restructuring costs in South Africa. At constant rates of exchange, adjusted profit from operations would have increased by £63 million, or 5.3%, to £1,271 million for the year ended 31 December 2016, up from adjusted profit from operations of £1,208 million for the year ended 31 December 2015. EEMEA volume at 236 billion for the year ended 31 December 2016 was 3.0% higher than the year ended 31 December 2015, as growth in a number of markets including Ukraine, Russia, Turkey and Algeria were partly offset by lower volume in South Africa and the Gulf Cooperation Council.

Results in EEMEA were impacted by the following developments:

•	Russia—adjusted profit from operations at constant rates of exchange increased, driven by pricing and an increase in volume more than offsetting the continuing adverse impact of foreign exchange on raw materials and consumables used. Market share continued to grow, driven by improved market share by ROTHMANS with KENT premium segment share increasing.

•	South Africa—volume fell, driven by down-trading to the low-priced segment and higher illicit trade. DUNHILL, PALL MALL and BENSON & HEDGES all grew market share although total market share fell. Adjusted profit from operations at constant rates of exchange was down due to lower volume and the adverse transactional impact of foreign exchange on raw materials and consumables used, partly offset by pricing.

•	GCC—adjusted profit from operations at constant rates of exchange was flat as pricing and cost savings were offset by lower volume. Market share fell as DUNHILL was impacted by down-trading following tax driven price increases.

•	Nigeria—volume growth and pricing were offset by the adverse impact of foreign exchange on raw materials and consumables used, with adjusted profit from operations at constant rates of exchange in line with prior year.

•	Iran—volume and adjusted profit from operations at constant rates of exchange were lower due to the retrospective application of an increase in excise.

•	Ukraine—volume and market share growth was driven by ROTHMANS. Geopolitical instability continued to impact the financial performance, with a significant deterioration in currency and intense price competition leading to a decline in adjusted profit from operations at constant rates of exchange.

•	Turkey—adjusted profit from operations at constant rates of exchange was up, driven by pricing and higher volume. Market share grew, driven by KENT and ROTHMANS.

•	Egypt—an improvement in adjusted profit from operations at constant rates of exchange was driven by higher volume, pricing and an enhanced mix.

•	Kazakhstan—ROTHMANS drove an increase in volume and market share. Adjusted profit from operations at constant rates of exchange improved as pricing and higher volume more than offset the effect of down-trading.

•	Algeria—volume growth and pricing drove an increase in adjusted profit from operations at constant rates of exchange.

9.2	2015 compared with 2014

9.2.1	Asia-Pacific

In Asia-Pacific, profit from operations was £1,361 million for the year ended 31 December 2015, slightly up from £1,360 million for the year ended 31 December 2014. In addition to the impact of adjusting items and foreign exchange movements, including adverse foreign exchange rates in a number of markets, profit from operations was impacted by improved underlying business performances in Pakistan, Bangladesh, New Zealand, Sri Lanka and Vietnam, and a challenging environment in Australia. Adjusted profit from operations decreased by £79 million to £1,469 million, due to a decrease in the impact of adjusting items in profit from operations, which totalled £108 million (compared to £188 million for the year ended 31 December 2014), including restructuring costs in Australia, which decreased from 2014, and downsizing in Malaysia. At constant rates of exchange, adjusted profit from operations in 2015 was consistent with the prior year at £1,546 million in 2015, compared to adjusted profit from operations of £1,548 million in 2014. Volume in 2015 was marginally ahead of 2014 at 198 billion, as increases in Bangladesh, Vietnam, Indonesia and Japan were offset by Pakistan, Malaysia, and South Korea, where lower volume was due to market decline.

Results in Asia-Pacific were impacted by the following developments:

•	Australia—volume fell due to market contraction. Excise-led price increases, a challenging environment and continued high prevalence of illicit trade led to down-trading and a significant reduction in adjusted profit from operations at constant rates of exchange. Market share was flat.

•	New Zealand—adjusted profit from operations at constant rates of exchange was higher as pricing offset lower volume. Increases in ROTHMANS led to an increase in market share.

•	Malaysia—adjusted profit from operations at constant rates of exchange was stable, as the introduction of excise-led price increases were offset by a reduction in volume, which was partly due to an increase in illicit trade. Market share was up, driven by PETER STUYVESANT.

•	Japan—growth in market share was driven by KENT, supported by innovations. Adjusted profit from operations at constant rates of exchange was down mainly due to the adverse exchange rate impact on raw materials and consumables used, which was partly mitigated by productivity savings.

•	Vietnam—volume was up, in line with the industry. Adjusted profit from operations at constant rates of exchange was higher due to increased volume, pricing and an improvement in mix.

•	South Korea—market share grew, driven by DUNHILL and VOGUE. Volume declined as a result of significant industry contraction following high excise-driven price increases, leading to lower adjusted profit from operations at constant rates of exchange.

•	Philippines—market share increased driven by PALL MALL, leading to an improvement in adjusted profit from operations at constant rates of exchange.

•	Pakistan—high excise-driven pricing led to market contraction and an increase in illicit trade. Volume decline was lower than the market, leading to an increase in market share, particularly in PALL MALL. The full-year effect of pricing taken for the year ended 31 December 2014 and cost efficiencies drove adjusted profit from operations at constant rates of exchange higher.

•	Bangladesh—adjusted profit from operations at constant rates of exchange continued to increase, driven by higher volume, significant market share growth and higher pricing.

•	Indonesia—volume and market share were up and adjusted profit from operations improved as DUNHILL continued to grow, driving an improvement in mix and offsetting the decline in local brands.

•	Taiwan—market share was higher driven by PALL MALL. Pricing was offset by marketing investment, leading to a small decline in profit from operations.

9.2.2	Americas

In the Americas, profit from operations declined by £115 million to £1,082 million for the year ended 31 December 2015. In addition to the impact of adjusting items and foreign exchange rate movements,

particularly adverse movements in Brazil, Canada and Venezuela, profit from operations was impacted by improved underlying business performances in Canada, Mexico, Venezuela and Chile. Adjusting items in profit from operations, which totalled £87 million (compared to £89 million for the year ended 31 December 2014), included restructurings in Canada. Adjusted profit from operations declined by £117 million to £1,169 million for the year ended 31 December 2015, in line with the decrease in profit from operations. At constant rates of exchange, adjusted profit from operations would have increased by £140 million, or 10.9%, to £1,426 million for the year ended 31 December 2015 compared to adjusted profit from operations of £1,286 million in 2014, as adjusted profit from operations at constant rates of exchange for the year ended 31 December 2015 excludes the impact of adverse foreign exchange rate movements. Volume was lower by 5.2% at 124 billion, mainly due to Brazil, Argentina, Chile and Canada, partly offset by higher volume in Mexico.

Results in the Americas were impacted by the following developments:

•	Brazil—DUNHILL and MINISTER performed well with higher market share, but were more than offset by the rest of the portfolio. Market contraction due to the effects of illicit trade and the deterioration in the economic environment led to lower volume and a reduction in adjusted profit from operations at constant rates of exchange.

•	Canada—adjusted profit from operations at constant rates of exchange grew driven by pricing and cost reductions, offsetting lower volume. Market share fell, despite growth in PALL MALL.

•	Mexico—market share was up, driven by the continued growth in PALL MALL and LUCKY STRIKE. Adjusted profit from operations at constant rates of exchange was higher driven by pricing and higher volume.

•	Argentina—pricing more than offset the impact of lower volume and led to higher adjusted profit from operations at constant rates of exchange. LUCKY STRIKE grew market share, continuing to perform well in the premium segment.

•	Chile—growth in adjusted profit from operations at constant rates of exchange was due to pricing and up-trading to capsule offers, offsetting lower volume and the effect of adverse exchange rates on raw materials and consumables used. KENT, LUCKY STRIKE and PALL MALL all grew market share.

•	Venezuela—adjusted profit from operations at constant rates of exchange was higher, as pricing changes were required to offset the combined effects of local inflation and the devaluation of the bolivar following the introduction of the SIMADI exchange rate mechanism. Volume was marginally lower.

•	Colombia—market share growth was partly driven by KOOL and LUCKY STRIKE, with volume flat despite industry decline. Adjusted profit from operations at constant rates of exchange was up as pricing offset the impact of adverse foreign exchange on raw materials and consumables used.

9.2.3	Western Europe

In Western Europe, profit from operations decreased by £28 million to £990 million for the year ended 31 December 2015. In addition to the impact of adjusting items and foreign exchange movements, particularly the devaluation of the euro, profit from operations was impacted by the effect of lower volume in Italy and the Netherlands, partly offset by improved underlying business performances in a number of markets, including Denmark, Germany and Romania. Adjusting items in profit from operations, which totalled £156 million (compared to £171 million for the year ended 31 December 2014), included certain costs related to the acquisition of TDR and restructurings in Switzerland and Germany. Adjusted profit from operations declined by £43 million to £1,146 million due to the decrease in profit from operations and a decrease in adjusting items in profit from operations. At constant exchange rates, adjusted profit from operations would have increased by £60 million, or 5.1%, to £1,249 million for the year ended 31 December 2015 compared to adjusted profit from operations of £1,189 million for the year ended 31 December 2014. Total volume was up by 0.5% at 112 billion, but, excluding the acquisition of TDR, would have declined by 1.1%. Fine Cut volume was lower by 3.9% at 20 billion sticks equivalent.

Results in Western Europe were impacted by the following developments:

•	Italy—the migration of PALL MALL to ROTHMANS progressed well, with an increase in the brands’ combined market share. Total volume fell, with adjusted profit from operations at constant rates of exchange down partly due to increased marketing investment.

•	Germany—volume and market share were higher, driven by LUCKY STRIKE and PALL MALL, which, coupled with pricing, led to an increase in adjusted profit from operations at constant rates of exchange. Fine Cut volume was lower.

•	France—volume was higher as LUCKY STRIKE continued to perform well, driving an increase in total market share. Adjusted profit from operations at constant rates of exchange fell, partly due to down-trading and increased marketing investment.

•	Spain—adjusted profit from operations at constant rates of exchange was stable as pricing was offset by lower volume and reduction in market share.

•	Switzerland—adjusted profit from operations at constant rates of exchange was up as pricing offset lower volume and a decline in market share.

•	Belgium—adjusted profit from operations at constant rates of exchange was stable, as pricing offset lower volume. Market share declined as growth in LUCKY STRIKE was more than offset by the rest of the local portfolio.

•	Netherlands—LUCKY STRIKE and PALL MALL market share improved. Industry decline led to lower volume and a reduction in adjusted profit from operations at constant rates of exchange.

•	Poland—adjusted profit from operations at constant rates of exchange improved, as pricing more than offset a fall in volume, which was in part due to further industry contraction. PALL MALL continued to demonstrate momentum with an increase in market share.

•	Denmark—volume and adjusted profit from operations at constant rates of exchange were higher following the trade de-stocking in 2014. Market share declined driven by competitive pricing activity at the low end of the market.

•	Romania—market share grew, driven by PALL MALL and DUNHILL, consolidating the BAT Group’s leadership position. Pricing and a marginal increase in volume drove adjusted profit from operations at constant rates of exchange higher.

•	United Kingdom—ROTHMANS drove an increase in market share, with adjusted profit from operations at constant rates of exchange higher as pricing offset marginally lower volume, due to industry decline.

9.2.4	EEMEA

In EEMEA, profit from operations decreased by £191 million to £1,127 million for the year ended 31 December 2015. In addition to the impact of adjusting items, profit from operations was positively impacted by pricing across the region and improved underlying business performances in a number of markets, which was more than offset by the impact of foreign exchange movements, particularly the effect of currency devaluation in Russia, Nigeria and Ukraine. Adjusting items in profit from operations, totalling £81 million (compared to £62 million for the year ended 31 December 2014), included amortisation of trademarks and similar intangibles. Adjusted profit from operations in EEMEA decreased by £172 million to £1,208 million for the year ended 31 December 2015, principally as a result of the decrease in profit from operations. At constant rates of exchange, adjusted profit from operations would have increased by £19 million, or 1.3%, to £1,399 million for the year ended 31 December 2015 compared to adjusted profit from operations of £1,380 million for the year ended 31 December 2014. Volume was 1.1% higher at 229 billion, with growth in a number of markets including Turkey, Iran, Kazakhstan and Ukraine offsetting lower volume in Egypt, Russia, Nigeria and South Africa.

Results in EEMEA were impacted by the following developments:

•	Russia—market share continued to grow, driven by increased performance from ROTHMANS. Industry volume decline was due to excise-led price increases, with the BAT Group’s volume falling at a lower rate than the market. Pricing partly offset the significant adverse effect of devaluation on raw materials and consumables used, leading to a decrease in adjusted profit from operations at constant rates of exchange.

•	Ukraine—geopolitical instability continued to impact performance, with a significant deterioration in currency and intense price competition leading to a decline in adjusted profit from operations at constant rates of exchange. Volume was up, driven by ROTHMANS, and market share grew.

•	Turkey—higher volume and market share growth were driven by KENT and ROTHMANS. Adjusted profit from operations at constant rates of exchange fell due to the continued part absorption of excise.

•	Gulf Cooperation Council—higher volume, driven by JPGL and ROTHMANS, and the full-year effect of pricing taken in 2014 more than offset negative mix to deliver an increase in adjusted profit from operations at constant rates of exchange. Total market share declined.

•	Egypt—volume, market share and adjusted profit from operations at constant rates of exchange declined, due to down-trading following the change in the excise regime in 2014.

•	Nigeria—adjusted profit from operations at constant rates of exchange was down, partly due to the effect of adverse exchange rates on raw materials and consumables used and a reduction in volume, which was driven by market contraction. Market share was up.

•	South Africa—market share was down despite good growth from Benson & Hedges, following the launch in 2014, and PALL MALL. Lower volume and down-trading were offset by pricing and cost savings, with adjusted profit from operations at constant rates of exchange flat on prior year.

•	Iran—KENT continued to perform well with higher volume driving an increase in adjusted profit from operations at constant rates of exchange despite a change in excise that was partly borne by the industry.

•	Kazakhstan—ROTHMANS drove an increase in volume and market share. Adjusted profit from operations at constant rates of exchange improved as higher volume more than offset the effect of down-trading.

•	Algeria—market share growth drove an increase in volume and adjusted profit from operations at constant rates of exchange

10.	Liquidity and capital resources

The BAT Group’s cash inflows derive principally from operating activities. They are supplemented when required by cash flows from financing activities, typically to support acquisitions. The principal sources of liquidity for the BAT Group are cash flows generated from the operating business and proceeds from issuances of debt securities described below under paragraph 10.9 of this Part XI. The BAT Group believes that cash flows from operating activities are sufficient for the foreseeable future to fund the BAT Group’s activities.

The treasury function is responsible for raising finance for the BAT Group, managing cash resources and the financial risks arising from underlying operations. All these activities are carried out under defined policies, procedures and limits.

The Board reviews and agrees the overall treasury policies and procedures, delegating appropriate oversight to the finance director and the treasury function. The treasury policies include a set of financing principles and key performance indicators. Clear parameters have been established, including levels of authority, on the type and use of financial instruments to manage the financial risks facing the BAT Group. Such instruments are only used if they relate to an underlying exposure; speculative transactions are expressly forbidden under the BAT Group’s treasury policy. The BAT Group’s treasury position is monitored by a corporate finance committee chaired by the finance director. Treasury operations are subject to periodic independent reviews and audits, both internal and external.

For the years ending 31 December 2016, 2015 and 2014, all contractual borrowing covenants were met and none are expected to inhibit the BAT Group’s operations or funding plans.

10.1	Cash flow

	Year ended 31 December
(£ millions)	2016	2015	2014

Cash generated from operations	4,893	5,400	4,634
Dividends received from associates	962	593	515
Tax paid	(1,245)	(1,273)	(1,433)
Net cash generated from operating activities	4,610	4,720	3,716
Net cash used in investing activities	(640)	(3,991)	(470)
Net cash used in financing activities	(4,229)	(219)	(3,467)
Net cash flows (used in)/from operating, investing and financing activities	(259)	510	(221)
Differences on exchange	180	(272)	(63)
Increase/(decrease) in net cash and cash equivalents in the year	(79)	238	(284)

	Year ended 31 December
(£ millions)	2016	2015	2014
Opening net cash and cash equivalents[1]	1,730	1,492	1,776
Closing net cash and cash equivalents[1]	1,651	1,730	1,492
Other data:
Total borrowings	19,495	17,001	12,258
Free cash flow[2]	3,389	3,481	2,507
Net debt[3]	16,767	14,794	10,165

1	In the BAT Group cash flow statement, net cash and cash equivalents are shown after deducting bank overdrafts and accrued interest where applicable. See note 18 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.
2	Free cash flow is a non-IFRS (EU) measure and is defined within paragraph 4.1.3 of Part III (Important Information) of this Prospectus.
3	Net debt is a non-IFRS (EU) measure. See Part XIV (Historical Financial Information of the BAT Group) of this Prospectus additional information about net debt, as well as a reconciliation to total borrowings.

The table below reconciles net cash generated from operating activities to free cash flow for the periods presented.

	Year ended 31 December
(£ millions)	2016	2015	2014

Net cash generated from operating activities	4,610	4,720	3,716
Dividends paid to non-controlling interests	(147)	(235)	(249)
Net interest paid	(537)	(522)	(426)
Net capital expenditure	(559)	(483)	(627)
Proceeds from associates’ share buy-backs	23	-	94
Free cash flow	3,389	3,481	2,507

The table below reconciles net debt to total borrowings for the periods presented.

	Year ended 31 December
(£ millions)	2016	2015	2014

Total borrowings	19,495	17,001	12,258
Derivatives in respect of net debt:
- assets	(809)	(373)	(362)
- liabilities	300	164	137
Cash and cash equivalents	(2,204)	(1,963)	(1,818)
Current available-for-sale investments	(15)	(35)	(50)
Net debt	16,767	14,794	10,165

10.2	Net cash generated from operating activities

Net cash generated from operating activities decreased by £110 million, or 2.3%, to £4,610 million for the year ended 31 December 2016, principally due to FII GLO receipts of £963 million, for the year ended 31 December 2015 that did not recur in 2016, partly offset by the decrease in trade and other receivables of £87 million. For the year ended 31 December 2015 there was an increase in trade and other receivables of £508 million. For details on the FII GLO receipts, see note 6(b) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

Broadly in line with the movement in net cash generated from operating activities, free cash flow decreased for the year ended 31 December 2016 by £92 million, or 2.6%, to £3,389 million, as free cash flow was impacted by the FII GLO receipts for the year ended 31 December 2015 that did not recur in 2016. Net debt increased by £1,973 million for the year ended 31 December 2016, largely due to exchange rate effects, including movements in respect of debt-related derivatives, of £1,684 million.

Net cash generated from operating activities increased by £1,004 million, or 27.0%, to £4,720 million for the year ended 31 December 2015, driven principally by FII GLO receipts of £963 million in 2015. Free cash flow increased in 2015 by £974 million, or 38.9%, to £3,481 million, predominantly due to the FII GLO receipts of £963 million in 2015 and the settlements of non-tobacco litigation in 2014. Net debt increased by £4,629 million in 2015, principally due to the investment in RAI, the buy-out of non-controlling interests in Souza Cruz and the acquisition of TDR in Croatia.

10.3	Net cash used in investing activities

Net cash used in investing activities decreased by £3,351 million, or 84.0%, to £640 million for the year ended 31 December 2016 compared to £3,991 million for the year ended 31 December 2015. This decrease was largely due to cash outflows of £3,508 million related to investments in associates and the acquisitions of subsidiaries in 2015. In 2015, net cash used in investing activities increased by £3,521 million, up from £470 million for the year ended 31 December 2014. The increase was largely attributable to cash outflows of £3,508 million related to investments in associates and the acquisitions of subsidiaries in 2015.

For the year ended 31 December 2016, cash outflows from investment in associates and acquisition of subsidiaries totalled £57 million, primarily due to the acquisition of Ten Motives Limited and 10 Motives Limited, a UK based e-cigarette business. Cash flows from investment in associates and acquisitions of subsidiaries of £3,508 million for the year ended 31 December 2015 resulted from £3,015 million invested into RAI to maintain the BAT Group’s percentage holding of approximately 42%, and from cash outflows of £493 million resulting from business combinations during the year. In October 2015, the BAT Group acquired TDR d.o.o., a cigarette manufacturer in Central Europe, for cash consideration of £404 million. In December 2015, BAT acquired CHIC, an e-cigarette business based in Poland, for £52 million and Blue Nile Cigarette Company Limited, a cigarette business based in the Republic of Sudan, for £37 million. In 2014, there was £nil million cash outflow related to investment in associates and acquisition of subsidiaries.

Purchases of and proceeds on disposals of investments include a net cash outflow in respect of current investments of £87 million for the year ended 31 December 2016. This compares to a net cash outflow of £54 million for the year ended 31 December 2015 and a net cash inflow of £3 million for the year ended 31 December 2014.

10.4	Net cash used in financing activities

Net cash used in financing activities increased by £4,010 million for the year ended 31 December 2016 to £4,229 million, up from £219 million for the year ended 31 December 2015. This increase was largely attributable to a decrease in proceeds from increases in and new borrowings of £3,455 million for the year ended 31 December 2016, as well as an increase in cash outflows from reductions in and repayments of borrowings of £1,812 million in 2016. For the year ended 31 December 2015, net cash used in financing activities decreased by £3,248 million, down from £3,467 million for the year ended 31 December 2014. This decrease was principally due to cash inflows from the proceeds from increases in and new borrowings, which totalled £6,931 million in 2015 compared to £1,967 million in 2014. Those cash inflows were partly offset by cash outflows related to the purchases of non-controlling interests of £1,677 million in 2015, and an increase in the reductions in and repayments of borrowings of £728 million from 2014 to 2015.

For the year ended 31 December 2016, the purchase of non-controlling interests led to cash outflows of £70 million, resulting from the acquisition of the remaining minority shares of Souza Cruz S.A. In 2015, the purchase of non-controlling interests of £1,677 million relates to the acquisition of a portion of the non-controlling interest in Souza Cruz S.A. (£1,660 million) part of the non-controlling interest in BAT Chile Operaciones S.A. (£1 million) and part of the non-controlling interests in BAT Central America S.A. (£16 million). In 2014, the purchase of non-controlling interest of £4 million relates to the capital injection to BAT Algérie S.P.A.

Cash outflows related to purchases of the BAT Group’s own shares totalled £64 million for the year ended 31 December 2016, compared to £46 million for the year ended 31 December 2015 and £849 million for the year ended 31 December 2014. In 2016 and 2015, the outflows resulted entirely from the purchase of shares to be held in employee share ownership trusts, whereas in 2014, the outflow of £800 million was attributable to BAT’s share-buyback programme.

Dividends paid for the year ended 31 December 2016 of £3,057 million, compared to £3,005 million for the year ended 31 December 2015 and £2,961 million for the year ended 31 December 2014. Of the total dividends paid in 2016, £2,910 million was paid to the BAT Group’s shareholders in 2016, compared to £2,770 million in 2015 and £2,712 million in 2014, and £147 million was paid to non-controlling interests in 2016, compared to £235 million in 2015 and £249 million in 2014.

As at 31 December 2016, a total of £254 million of commercial paper was outstanding under the $3 billion commercial paper programme and the £1 billion euro commercial paper programme. As at 31 December 2015, a total of £505 million of commercial paper was outstanding (compared to a balance of £160 million as at 31 December 2014).

In March 2016, a one-year extension option was exercised for the £3 billion revolving credit facility, extending the final maturity to May 2021. The facility was undrawn as at 31 December 2016.

In March 2016, a US$300 million bond was repaid at maturity. In July 2016, B.A.T. International Finance p.l.c., a wholly owned subsidiary of the BAT Group, issued a £500 million 1.750% bond maturing in 2021, with two further bonds issued in September 2016 (a US$650 million 1.625% bond maturing in 2019 and a £650 million 2.250% bond maturing in 2052). The BAT Group repaid on maturity a CHF 350 million bond in August 2016 and a £325 million bond in September 2016. On 19 July 2016, the BAT Group exercised the make-whole provision for its US$700 million 9.500% bond originally issued in 2008 pursuant to rule 144A of the Securities Act. The bond was redeemed on 18 August 2016, prior to its original maturity date of 15 November 2018.

10.5	Cash and Cash Equivalents

Cash and cash equivalents were £2,204 million, £1,963 million and £1,818 million at December 31, 2016, 2015 and 2014, respectively. Cash and cash equivalents are denominated in the functional currency of the subsidiary undertaking or other currencies as shown below:

	Year ended 31 December
(£ millions)	2016	2015	2014

Functional currency	1,748	1,679	1,559
US dollar	195	167	115
Euro	159	50	47
Other currency	102	67	97
Cash and cash equivalents	2,204	1,963	1,818

10.6	Capital expenditure

Gross capital expenditures include purchases of property, plant and equipment and purchases of intangibles. The BAT Group’s gross capital expenditures for the years ended 31 December 2016, 2015 and 2014 were £652 million, £591 million and £689 million, respectively, representing investment in the BAT Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems). The BAT Group expects gross capital expenditures for the year ending 31 December 2017 of approximately £620 million. These 2017 expenditures do not include any expected amounts related to RAI and are primarily related to investment in the BAT Group’s global operational infrastructure and are expected to be funded by operating cash flows and, where applicable, from the BAT Group’s existing credit facilities.

10.7	Research and development

The BAT Group has spent £446 million on research and development over the past three years (£144 million for the year ended 31 December 2016, £148 million for the year ended 31 December 2015 and £154 million for the year ended 31 December 2014), with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.

10.8	Hedging instruments

As discussed in note 23 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016, the BAT Group hedges its exposure to interest rate movements and currency movements. BAT’s cash flow hedges are principally in respect of sales or purchases of inventory and certain debt instruments. A certain number of forward foreign currency contracts were used to manage the currency profile of external borrowings. Interest rate swaps have been used to manage the interest rate profile of external borrowings, while cross currency swaps have been used to manage the currency profile of external borrowings.

10.9	Capital resources

10.9.1	Policy

It is the BAT Group’s policy to maximise financial flexibility and minimise refinancing risk by issuing debt with a range of maturities, generally matching projected cash flows, and obtaining this financing from a wide range of providers. The BAT Group has a target average centrally managed debt maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling 12 months. As at 31 December 2016, the average centrally managed debt maturity was 8.2 years and the highest proportion of centrally managed debt maturing in a single rolling 12 months was 18.1%. The BAT Group continues to maintain an investment-grade credit rating. On 17 January 2017, Moody’s Investors Service downgraded its rating of the BAT Group to Baa2 (stable outlook) and on 23 January 2017, Standard & Poor’s Ratings Services downgraded its rating of the BAT Group to BBB+ (stable outlook).

The BAT Group defines capital as net debt and equity. As discussed in note 23 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016, the only externally imposed capital requirement the BAT Group has is in respect of its centrally managed banking facilities, which require a gross interest cover of 4.5 times. The BAT Group targets a gross interest cover, as calculated under its key central banking facilities, of greater than 5 times. For the year ended 31 December 2016 it was 12.2 times, compared to 11.6 times for the year ended 31 2015 and 12.0 times for the year ended 31 December 2014.

The BAT Group uses cash pooling and zero balancing bank account structures in addition to intercompany loans and borrowings to ensure that there is the maximum mobilisation of cash within the BAT Group. The key objectives of treasury in respect of cash and cash equivalents, are to protect the principal value of the BAT Group’s cash and cash equivalents, to concentrate cash at the centre to minimise the required long-term debt issuance and to optimise the yield earned. The amount of debt the BAT Group issues is determined by forecasting the net debt requirement after the mobilisation of cash.

Subsidiary companies are funded by share capital and retained earnings, loans from the central finance companies on commercial terms, or through local borrowings by the subsidiaries in appropriate currencies. All contractual borrowing covenants have been met and none are expected to inhibit the BAT Group’s operations or funding plans.

10.9.2	Borrowings

The following table sets out the BAT Group’s long-term and short-term borrowings as at the dates indicated:

				As at 31 December
	Currency	Maturity dates	Interest rates as at 31 December 2016	2016	2015	2014

(£ millions)

Eurobonds[3]	Euro	2017 to 2045	0.4% to 5.4%	7,704	6,603	5,211

	Euro	2018	3m EURIBOR +50bps	341	294	309

	Pound sterling	2019 to 2055	1.8% to 7.3%	4,241	3,413	3,083

	US dollar	2019	1.6%	527	203	192

	Swiss franc[2]	2016	-	-	238	226

	Swiss franc	2021 to 2026	0.7% to 1.4%	526	446	419

US dollar bonds[3]	US dollar	2017 to 2025	1.9% to 4.0%	4,472	4,208	1,726

	US dollar	2018	3m USD LIBOR +51bps	405	339	-

Commercial paper[1,3]				254	505	160

Other loans				110	236	223

Bank loans				336	258	374

Bank overdrafts				553	232	325

Finance leases				26	26	10

Total				19,495	17,001	12,258

1	The interest on the commercial paper referred to in the table above is based on US$ LIBOR plus a margin ranging between 22 and 77 basis points (2015: between 25 and 43 basis points, 2014: 10 and 43 basis points).
2	The Swiss franc bonds with a maturity date of 2016 referred to above had an interest rate of 3m CHF LIBOR+ 16 basis points prior to their repayment in 2016.
3	The issuer of these borrowings is B.A.T International p.l.c. British American Tobacco p.l.c. is the ultimate guarantor.

11.	Litigation and settlements

As discussed in note 28 to the BAT Group’s audited consolidated financial statements for the year ended 31 December 2016, various legal proceedings or claims are pending or may be instituted against the BAT Group.

12.	Governmental activity

The marketing, sale, taxation and use of tobacco products have been subject to substantial regulation by government and health officials for many years. For information about risks related to regulation, see Part IX (Regulation) of this Prospectus and note 28 to the BAT Group’s audited consolidated financial statements for the year ended 31 December 2016.

13.	Related Party Transactions

As discussed in note 27 to the BAT Group’s consolidated financial statements for year ended 31 December 2016, the BAT Group has a number of transactions and relationships with related parties, all of which are undertaken in the normal course of business.

14.	Off-balance sheet arrangements and contractual commitments

Except for operating leases, the BAT Group has no significant off-balance sheet arrangements. The BAT Group has contractual obligations to make future payments on debt agreements. See Part XI (Operating and Financial Review of the BAT Group). In the normal course of business, the BAT Group enters into contractual arrangements where the BAT Group commits to future purchases of services from unaffiliated and related parties.

The BAT Group’s contractual obligations as at 31 December 2016 were as follows:

	Payments Due by Period

(£ millions)	Total	Less than 1 Year	1-3 Years	3-5 Years	Thereafter

Long-term notes and other borrowings, exclusive of interest[1]	19,334	2,789	3,142	3,465	9,938

Interest payments related to long-term notes[1]	5,156	798	948	788	2,621

Finance lease obligations	26	10	10	6	-

Operating lease obligations[2]	240	64	74	52	50

Purchase obligations[3]	2,291	1,613	630	48	-

Total cash obligations	27,047	5,274	4,804	4,359	12,610

1	For more information about the BAT Group’s long-term debt, see note 20 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

2	Operating lease obligations represent estimated lease payments primarily related to vehicles, office space, warehouse space and equipment. See note 28 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

3	Purchase obligations primarily include commitments to acquire tobacco leaf. Purchase orders for the purchase of other raw materials and other goods and services are not included in the table, as the BAT Group’s operating subsidiaries are not able to determine the aggregate amount of such purchase orders that represent contractual obligations, as purchase orders typically represent authorisations to purchase rather than binding agreements.

The table above does not include any amounts that the BAT Group may pay to fund its retirement benefit plans as the timing and amount of any such future fundings are unknown and dependent on, among other things, the future performance of defined benefit pension plan assets, interest rate assumptions and other factors. The net retirement benefit scheme liabilities totalled £371 million as at 31 December 2016, which is net of pension assets of £455 million. The BAT Group expects to be required to contribute £173 million to its defined benefit plans during the year ending 31 December 2017. These expected contributions do not include any expected amounts related to RAI. See note 12 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016 for further information.

15.	Dividends and dividend policy

The Directors’ dividend policy is to ensure that BAT Shareholders benefit from the successful growth of the business, while continuing to provide sufficient funds to invest in future growth. The BAT Group’s dividend policy is to pay dividends of 65% of long-term sustainable earnings, calculated with reference to the adjusted diluted earnings per share. Currently, in relation to interim dividends, the Directors’ policy is that the interim dividend will be approximately one-third of the total dividends declared for the previous financial year.

With the approved final dividend of 118.1p, the total dividends per share for the year ended 31 December 2016 were 169.4p, compared to a total dividend of 154.0p for the year ended 31 December 2015 and 148.1p for the year ended 31 December 2014. This led to a total dividend growth of 10.0%, compared to 4.0% in 2015 and 6% in 2014, and a pay-out ratio of 68.4% for 2016, compared to 74% in 2015 and 65.7% in 2014.

Beginning in 2018, the Combined Group will pay four interim quarterly dividends with respect to BAT Shares and BAT ADSs. The Combined Group will announce the dividend amount as part of its preliminary results announcement for the year ending 31 December 2017 in February 2018 and the dividend amount will be paid in four equal installments in May 2018, August 2018, November 2018 and February 2019. As part of the transition to quarterly dividend payments, and to ensure BAT Shareholders and holders of BAT ADSs (in respect of the BAT Shares underlying the BAT ADSs from the time of issuance of such ADSs) receive the equivalent amount of total cash payments in 2018 as they would have under the previous payment policy, an additional interim dividend will be announced in December 2017 for payment in February 2018 and will be calculated as 25% of the total cash dividend paid in 2017.

16.	Critical accounting estimates

The BAT Group presents the discussion and analysis of its financial condition and results of operations based upon its consolidated financial information, which are prepared in accordance with IFRS (EU).

In order to prepare the BAT Group’s consolidated financial information in accordance with the accounting policies set out therein, the Management Board has used estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities at the date of the financial statements. The most significant items include:

•	the review of asset values, especially goodwill and impairment testing. The key assumptions used in respect of goodwill and impairment testing are the determination of cash-generating units, the budgeted cash flows of these units, the long-term growth rate for cash flow projections and the rate used to discount the cash flow projections. These are described in note 9 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

•	the estimation of and accounting for retirement benefit costs. The determination of the carrying value of assets and liabilities, as well as the charge for the year, and amounts recognised in other comprehensive income, involves judgments made in conjunction with independent actuaries. These involve estimates about uncertain future events based on the environment in different countries, including life expectancy of scheme members, salary and pension increases, inflation, as well as discount rates and asset values at the year end. The assumptions the BAT Group uses and its sensitivity analysis are described in note 12 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016;

•	the estimation of amounts to be recognised in respect of taxation and legal matters, and the estimation of other provisions for liabilities and charges are subject to uncertain future events, may extend over several years and so the amount and/or timing may differ from current assumptions. The accounting policy for taxation is explained in note 1 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016. The recognised deferred tax assets and liabilities, together with a note of unrecognised amounts, are shown in note 13 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016, and a contingent tax asset is explained in note 6(b) to the BAT Group’s consolidated financial statements for the year ended 31 December 2016. Other provisions for liabilities and charges are as set out in note 21 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016. The accounting policy on contingent liabilities, which are not provided for, is set out in note 1 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016, and the BAT Group’s contingent liabilities are explained in note 28 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016. The application of these accounting policies to the payments made and credits recognised under the MSA by RAI is described in note 5 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016;

•	the identification and quantification of adjusting items as defined by the BAT Group’s accounting policy as explained within note 1 of the BAT Group’s consolidated financial statements for the year ended 31 December 2016 (see also paragraph 4 of Part III (Important Information)) and the impact of these on the calculation of adjusted earnings is described in note 7 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016;

•	the estimation of the fair values of acquired net assets arising in a business combination and the allocation of the purchase consideration between the underlying net assets acquired, including intangible assets other than goodwill, on the basis of their fair values. These estimates are prepared in conjunction with the advice of independent valuation experts, where appropriate. The relevant transactions are described in notes 24 and 11 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016;

•	the determination as to whether control (subsidiaries), joint control (joint arrangements), or significant influence (associates) exists in relation to the investments held by the BAT Group. This is assessed after taking into account the BAT Group’s ability to appoint directors to the entity’s board, its relative shareholding compared with other shareholders, any significant contracts or arrangements with the entity or its other shareholders and other relevant facts and circumstances. The application of this judgment in respect of the BAT Group’s investment in RAI is explained in note 11 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016; and

•	the review of applicable exchange rates for transactions with and translation of entities in territories where there are restrictions on the free access to foreign currency, or multiple exchange rates.

Such estimates and assumptions are based on historical experience and various other factors that the Directors believe to be reasonable in the circumstances and constitute the BAT Group’s best judgment as at the date of the BAT Group’s consolidated financial statements. In the future, actual experience may deviate from these estimates and assumptions, which could affect the financial statements as the original estimates and assumptions are modified, as appropriate, for the year in which the circumstances change.

The key estimates and assumptions are set out in the accounting policies which can be found at note 1 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016. Information relating to recently issued accounting guidance can be found at note 1 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

17.	Quantitative and Qualitative Disclosures about Market Risk

Information on the BAT Group’s financial risk management policies can be found in note 23 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

PART XII

OPERATING AND FINANCIAL REVIEW FOR THE RAI GROUP

Section A: Operating and financial review for the RAI Group for the year ended 31 December 2016

The selected historical financial information discussed in this operating and financial review of the RAI Group has been extracted without material adjustment from Part XV (Historical Financial Information of the RAI Group). Investors should read the following discussion of the RAI Group’s financial condition and results of operations together with the rest of this Prospectus, including the financial information in Part XV (Historical Financial Information of the RAI Group) and should not rely solely on the summarised information contained in this Part XII.

The following is a discussion and analysis of the RAI Group’s business initiatives, critical accounting estimates and its consolidated results of operations and financial position for the years ended 31 December 2016, 2015 and 2014. Following the overview and discussion of business initiatives, the critical accounting estimates disclose certain accounting estimates that are material to the RAI Group’s results of operations and financial position for the periods presented in this section.

The discussion and analysis of the RAI Group’s results of operations is presented in two comparative sections, 2016 compared with 2015, and 2015 compared with 2014. The statements of financial position and results of operations contained in the consolidated financial statements reflect the results of the Lorillard Merger, the Divestiture and related transactions. Disclosures related to liquidity and financial position as well as governmental activity complete management’s discussion and analysis. This discussion and analysis of The RAI Group’s consolidated financial position and results of operations should be read in conjunction with the consolidated financial statements for the years ended 31 December 2016, 2015 and 2014 in Part XV (Historical Financial Information of the RAI Group).

Certain figures contained in this Part XII, including financial information, have been subject to rounding adjustments. Accordingly, in certain instances, (i) the sum or percentage change of the numbers may not conform exactly with the total figure given and (ii) the sum of the numbers in a column or row in certain tables may not conform exactly with the total figure given for that column or row.

The discussion and analysis in this Part XII contains forward-looking statements that are subject to known and unknown risks and uncertainties. Actual results and the timing of events could differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including those described below and summarised in Part II (Risk Factors) and in paragraph 1 in Part III (Important Information).

1.	Overview and business initiatives

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists of the primary operations of RJR Tobacco Company. The Santa Fe segment consists of the primary operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on 13 January 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of the RAI Group.

On 13 January 2016, RAI completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with SFRTI and other international companies that distributed and marketed the brand outside the United States, to JT International Holding BV, in an all-cash transaction of approximately $5 billion and recognised a pre-tax gain of approximately $4.9 billion. For additional information on the transaction, see notes 3 and 13 to the consolidated financial statements for the year ended 31 December 2016 (the “2016 RAI Financial Statements”) at Appendix 2.

In June 2015, RAI completed the Lorillard Merger and Divestiture, which resulted in RJR Tobacco Company acquiring the premium cigarette brand, NEWPORT, the top selling menthol and second largest selling cigarette brand in the United States, and the divestiture of the WINSTON, KOOL and SALEM cigarette brands, previously owned by the RAI Group, as well as the cigarette brand MAVERICK and the “e-vapour” brand BLU (including SKYCIG), previously owned by Lorillard subsidiaries, and other assets and certain liabilities. The brands acquired and divested are included in the RJR Tobacco segment. For additional information on these transactions, see notes 2 and 13 to the 2016 RAI Financial Statements at Appendix 2.

The RAI Group’s strategy continues to focus on transforming tobacco to deliver sustainable earnings growth, strong cash flow and enhanced long-term shareholder value. This transformation strategy includes growing the core cigarette and moist-snuff businesses, focusing on innovation and engaging with adult tobacco consumers, while maintaining efficient and effective operations.

To achieve its strategy, the RAI Group encourages the migration of adult smokers to smokeless tobacco products and other non-combustible nicotine-containing products, which it believes aligns consumer preferences for new alternatives to traditional tobacco products in view of societal pressure to reduce smoking. The RAI Group facilitates this migration through innovation, including the development of digital vapour cigarettes, CAMEL Snus, heat-not-burn cigarettes and nicotine replacement therapy technologies. RAI remains committed to maintaining high standards of corporate governance and business conduct in a high-performing culture.

RAI’s largest reportable operating segment, RJR Tobacco, is the second largest tobacco company in the United States and its brands include three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and its other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco offers a smokeless tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarettes and tobacco products through arrangements with the BAT Group, and manages the export of tobacco products to US territories, US duty-free shops and US overseas military bases. In the United States, RJR Tobacco also manages the premium cigarette brands DUNHILL, which RJR Tobacco Company licenses from the BAT Group, and STATE EXPRESS 555, which RJR Tobacco Company licenses from CTBAT, a joint venture between the BAT Group and CNTC.

Santa Fe manufactures and markets premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

American Snuff is the second largest smokeless tobacco products manufacturer in the United States. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY and KODIAK.

1.1	RJR Tobacco

RJR Tobacco primarily conducts business in the highly competitive US cigarette market, which has a few large manufacturers and many smaller participants. The international rights to substantially all of RJR Tobacco’s brands were sold in 1999 to JTI, and no international rights were acquired in connection with the B&W Business Combination in 2004 or the Lorillard Merger in 2015. The US cigarette market is a mature market in which overall adult consumer demand has declined since 1981, and is expected to continue to decline. Profitability of the US cigarette industry and RJR Tobacco continues to be adversely impacted by decreases in consumption, increases in state excise taxes and governmental regulations and restrictions, such as marketing limitations, product standards and ingredients legislation.

RJR Tobacco’s cigarette brand portfolio strategy is based upon two brand categories: drive and other. The drive brands consist of two premium brands, NEWPORT and CAMEL, and the largest traditional value brand, PALL MALL. These three brands are managed for long-term market share and profit growth, and receive the vast majority of RJR Tobacco’s equity support with an emphasis on the NEWPORT and CAMEL brands. The other brand category includes the premium brand, CAPRI, and the value brands, DORAL and MISTY, along with other smaller brands. All of the other brands receive limited marketing support and are managed to maximise profitability.

The key objectives of the portfolio strategy are designed to balance the long-term market share growth and profitability of the drive brands while managing the other brands for long-term sustainability and profitability. Consistent with that strategy, RJR Tobacco continues to evaluate some of its non-core cigarette styles for potential elimination.

RJR Tobacco’s portfolio also includes CAMEL Snus, a smokeless, heat-treated tobacco product sold in individual pouches that provide convenient tobacco consumption.

Competition is based primarily on brand positioning, including price, product attributes and packaging, consumer loyalty, promotions, advertising and retail presence as well as finding efficient and effective means of balancing market share and profit growth. Cigarette brands produced by the major manufacturers generally require competitive pricing, substantial marketing support, retail programmes and other incentives to maintain or improve market position or to introduce a new brand or brand style. Competition among the major cigarette manufacturers continues to be highly competitive and includes product innovation and expansion into smokeless tobacco categories.

RJR Tobacco is committed to building and maintaining a portfolio of profitable brands. RJR Tobacco’s marketing programmes are designed to strengthen brand image, build brand awareness and loyalty, and switch adult smokers of competing brands to RJR Tobacco brands. In addition to building strong brand equity, RJR Tobacco’s marketing approach uses a retail pricing strategy, including discounting at retail, to defend certain brands’ shares of market against competitive pricing pressure. RJR Tobacco’s competitive pricing methods may include list price changes, discounting programmes, such as retail and wholesale buy downs, periodic price reductions, off-invoice price reductions, US dollar-off promotions and consumer coupons. Retail buy downs refer to payments made to the retailer to reduce the price that consumers pay at retail. Consumer coupons are distributed by a variety of methods.

1.2	Santa Fe

Santa Fe manufactures and markets premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States. The NATURAL AMERICAN SPIRIT brand is a top ten best-selling cigarette brand in the United States. Competition in the cigarette category is based primarily on brand positioning, including price, product attributes and packaging, consumer loyalty, promotions, advertising and retail presence.

1.3	American Snuff

American Snuff offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff, with its GRIZZLY and KODIAK brands. The moist snuff category is divided into premium, price-value and popular-price brands. The highly competitive moist snuff category has developed many of the characteristics of the larger cigarette market, including multiple pricing tiers, focused marketing programmes and significant product innovation.

In contrast to the declining US cigarette market, US moist snuff retail volumes grew approximately 3.6% in 2016. Profit margins on moist snuff products are generally higher than on cigarette products. Moist snuff’s growth is partially attributable to cigarette smokers switching from cigarettes to smokeless tobacco products or using both.

American Snuff faces significant competition in the smokeless tobacco category. Similar to the cigarette market, competition is based primarily on brand positioning and price, as well as product attributes and packaging, consumer loyalty, promotions, advertising and retail presence.

1.4	All Other

RJR Vapor is a marketer of VUSE Digital Vapor Cigarette products, which include VUSE Solo, VUSE Fob and VUSE Vibe. The national expansion of VUSE was completed in early 2015, and it is available in more than 110,000 retail outlets across the United States. VUSE is the top-selling vapour product in convenience stores and petrol stations, and its innovative digital technology is designed to deliver a consistent flavour and vapour experience. In March 2016, RJR Vapor introduced its VUSE Fob power unit. This next-level VUSE Fob, which integrates Bluetooth® technology, offers an on-device display with information about battery and cartridge levels. When paired with the VUSE App, the device can be locked, preventing use by minors and others. VUSE Fob is available online to adult tobacco consumers. RJR Vapor began national distribution in the United States in November 2016 of its VUSE Vibe high-volume cartridge and closed-tank system with a rechargeable battery. VUSE Vibe offers more liquid than previous VUSE products, as well as a stronger and longer-lasting battery.

Since the fourth quarter of 2015, all production of VUSE Solo cartridges is performed at RJR Tobacco Company’s manufacturing facility, pursuant to a services agreement between RJR Tobacco Company and RJR Vapor. For additional information see note 6 to the 2016 RAI Financial Statements at Appendix 2.

As at 31 December 2016, Niconovum USA, Inc. is a marketer of a nicotine replacement therapy gum, ZONNIC, which is available in about 35,000 retail outlets across the United States. Niconovum AB is a marketer of nicotine replacement therapy products in Sweden under the ZONNIC brand name.

2.	Proposed Acquisition by BAT

On 16 January 2017, RAI, BAT, BATUS, and Merger Sub entered into the Merger Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into RAI, with RAI surviving as an indirect wholly owned subsidiary of BAT.

The Proposed Acquisition has been approved by the RAI Transaction Committee, a special committee formed by the RAI board of directors, consisting of the then independent directors of RAI not designated for nomination by BAT, to evaluate the Proposed Acquisition, as required by the terms of the Governance Agreement among RAI, BAT and B&W, and by the Boards of Directors of both companies (other than in relation to the board of directors of RAI, Jerome Abelman and Ricardo Oberlander, who recused themselves from all discussion and consideration of the Proposed Acquisition).

Pursuant to the terms of the Merger Agreement, on Completion, each RAI Share (other than any RAI shares owned by BAT or any of its subsidiaries and by shareholders of RAI who have properly asserted and not lost or effectively withdrawn appraisal rights) will be converted into the right to receive the Merger Consideration. No fractional New BAT ADSs will be issued as Merger Consideration, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADSs (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADS). The Series B Preferred Stock of RAI owned by R.J. Reynolds Tobacco Holdings, Inc., a wholly owned subsidiary of RAI, will remain outstanding.

The Proposed Acquisition is subject to a number of Conditions to Completion, including RAI and BAT shareholder approvals, including the approval of the Proposed Acquisition by the holders of a majority of those outstanding RAI Shares entitled to vote thereon and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries, and antitrust approvals.

The Merger Agreement contains customary termination rights for each of RAI and BAT, including the right of each party to terminate the Merger Agreement if the Proposed Acquisition has not been completed on or before 31 December 2017, subject to an extension of five business days if, on 31 December 2017, BAT has not completed all or any portion of the financing it needs to fund the Proposed Acquisition and the transactions contemplated by the Merger Agreement. Financing, however, is not a condition to the closing of the Proposed Acquisition.

Under certain circumstances, if the Merger Agreement is terminated, the terminating party must pay the non-terminating party a termination fee of $1 billion. In the event that the Merger Agreement is terminated due to an inability to obtain unconditional approval under the HSR Act, or any other antitrust laws, RAI will be entitled to receive a termination fee of $500 million from BAT. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017 and approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied. The Proposed Acquisition is currently expected to complete in the third quarter of 2017.

Each of RAI and BAT has made customary representations and warranties in the Merger Agreement. RAI and BAT each also have agreed to various covenants and agreements, including, among other things, to conduct their respective businesses in the ordinary course in all material respects during the period between the execution of the Merger Agreement and Completion and not to engage in certain transactions during this period.

For further information, see also paragraph 10.3 of Part VI (Details of the Proposed Acquisition) and paragraph 17.1.1 of Part XIX (Additional Information).

There are a number of risks and uncertainties associated with the Proposed Acquisition and shareholders are urged to read Part II (Risk Factors).

3.	Critical accounting estimates

US GAAP require estimates and assumptions to be made that affect the reported amounts in the RAI Group’s consolidated financial statements and accompanying notes. Some of these estimates require difficult, subjective and/or complex judgments about matters that are inherently uncertain, and as a result, actual results could differ from those estimates. Due to the estimation processes involved, the following summarised accounting policies and their application are considered to be critical to understanding the business operations, financial position and results of operations of the RAI Group. For information related to these and other significant accounting policies, see Part III (Important Information) and note 1 to the 2016 RAI Financial Statements at Appendix 2.

3.1	Litigation

The RAI Group discloses information concerning litigation for which an unfavourable outcome is more than remote. The RAI Group record their legal expenses and other litigation costs and related administrative costs as selling, general and administrative expenses as those costs are incurred. The RAI Group will record any loss related to litigation at such time as an unfavourable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. When the reasonable estimate is a range, the recorded loss will be the best estimate within the range. If no amount in the range is a better estimate than any other amount, the minimum amount of the range will be recorded.

RJR Tobacco Company (including as successor to Lorillard Tobacco in connection with the Lorillard Merger), American Snuff Co., SFNTC, RJR Vapor, RAI, Lorillard Tobacco, other RAI affiliates, and indemnitees, including but not limited to B&W (together, the “Reynolds Defendants”), have been named in a number of tobacco-related legal actions, proceedings or claims seeking damages in amounts ranging into the hundreds of millions or even billions of US dollars. Unfavourable judgments have been returned in a number of tobacco-related cases and state enforcement actions. For further discussion of the litigation and legal proceedings pending against RAI or its affiliates or indemnitees, see paragraph 18.1 of Part XIX (Additional Information) and note 13 to the 2016 RAI Financial Statements at Appendix 2.

3.2	State Settlement Agreements

RJR Tobacco Company (itself, and as successor to Lorillard Tobacco in connection with the Lorillard Merger) and SFNTC are participants in the MSA, and RJR Tobacco Company (itself, and as successor to Lorillard Tobacco in connection with the Lorillard Merger) also is a participant in the other State Settlement Agreements. The MSA, dated 23 November 1998, is a settlement agreement between 46 US States, the District of Columbia and five US territories and various tobacco manufacturers, including RJR Tobacco Company, B&W and Lorillard Tobacco, resolving various state health-care cost recovery claims. Their obligations and the related expense charges under these settlement agreements are subject to adjustments based upon, among other things, the volume of cigarettes sold by the operating subsidiaries, their relative market share, their operating profits and inflation. Since relative market share is based on cigarette shipments, the best estimate of the allocation of charges to RJR Tobacco Company and SFNTC under these agreements is recorded in cost of products sold as the products are shipped. Adjustments to these estimates are recorded in the period that the change becomes probable and the amount can be reasonably estimated. American Snuff Co. is not a participant in the State Settlement Agreements. For additional information related to the State Settlement Agreements, see paragraph 14 of Part XII (Operating and Financial Review of the RAI Group) and see “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases — State Settlement Agreements” and “— State Settlement Agreements — Enforcement and Validity; Adjustments” in note 13 to the 2016 RAI Financial Statements at Appendix 2.

3.3	Pension and post retirement benefits

RAI sponsors a number of non-contributory defined benefit pension plans covering certain employees of the RAI Group. The RAI Group provides health and life insurance benefits for certain retired employees, of the RAI Group, and their dependents. These benefits are generally no longer provided to employees hired on or after 1 January 2004.

Because pension and post retirement obligations ultimately will be settled in future periods, the determination of annual benefit cost (income) and liabilities is subject to estimates and assumptions. RAI reviews these assumptions annually or coincidental with a major event based on historical experience and expected future trends and modifies them as needed. Demographic assumptions such as termination of employment, mortality and retirement date are reviewed periodically as expectations change.

Actuarial (gains) losses are changes in the amount of either the benefit obligation or the fair value of plan assets resulting from experience different from that assumed or from changes in assumptions. Actuarial (gains) losses are immediately recognised in the operating results in the year in which they occur, to the extent the net (gains) losses are in excess of 10% of the greater of the fair value of plan assets or benefit obligations (“the corridor”). Net (gains) losses outside the corridor are recognised annually as at 31 December, or when a plan is re-measured during an interim period, and are recorded as a mark-to-market adjustment (“MTM adjustment”). Additionally, for the purpose of calculating the expected return on plan assets, the RAI Group uses the actual fair value of plan assets.

Prior service costs (credits) of pension benefits, which are changes in benefit obligations due to plan amendments, are amortised on a straight-line basis over the average remaining service period for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees. Prior service costs (credits) of postretirement benefits, which are changes in benefit obligations due to plan amendments, are amortised on a straight-line basis over the expected service period to full eligibility age for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees.

Assumed discount rate and asset return are the most critical assumptions, and their respective sensitivity to change can have a significant effect on the amounts reported for the benefit plans. A one-percentage point change in the assumed discount rate for the pension plans and postretirement plans would have had the following effects, excluding any potential MTM adjustments:

	1-Percentage Point Increase ($)		1-Percentage Point Decrease ($)
	Pension Plans	Postretirement Plans	Pension Plans	Postretirement Plans
Effect on 2016 net periodic benefit cost	23	5	(34)	(7)
Effect on 31 December 2016, projected benefit obligation and accumulated postretirement benefit obligation	(665)	(103)	812	123

A one-percentage point change in assumed asset return would have had the following effects:

	1-Percentage Point Increase ($)		1-Percentage Point Decrease ($)
	Pension Plans	Postretirement Plans	Pension Plans	Postretirement Plans
Effect on 2016 net periodic benefit cost	(55)	(2)	55	2

For additional information relating to pension and postretirement benefits, see note 16 to the 2016 RAI Financial Statements at Appendix 2.

3.4	Intangible assets

Intangible assets include goodwill, trademarks and other intangible assets. The determination of fair value involves considerable estimates and judgment. Intangible assets with indefinite lives are tested annually for impairment in the fourth quarter or more frequently if events and circumstances indicate that an impairment may have occurred.

For goodwill, the determination of fair value of a reporting unit involves, among other things, the RAI Group’s market capitalisation, and application of the income approach, which includes developing forecasts of future cash flows and determining an appropriate discount rate. If goodwill impairment is implied, the fair values of individual assets and liabilities, including unrecorded intangibles, must be determined. RAI believes that it has based its goodwill impairment testing on reasonable estimates and assumptions, and during the annual testing, the estimated fair value of each of RAI’s reporting units was substantially in excess of its respective carrying value.

The methodology used to determine the fair value of trademarks includes assumptions with inherent uncertainty, including projected sales volumes and related projected revenues, long-term growth rates, royalty rates that a market participant might assume and judgments regarding the factors to develop an applied discount rate. The carrying value of intangible assets is at risk of impairment if future projected revenues or long-term growth rates are lower than those currently projected, or if factors used in the development of a discount rate result in the application of a higher discount rate. The aggregate fair value of the RAI Group’s trademarks and other intangible assets as at 31 December 2016 was substantially in excess of their aggregate carrying value. However, at 31 December 2016 the individual fair values of five trademarks were less than 15% in excess of their respective carrying values. The aggregate carrying value of these five trademarks was $27.3 billion at 31 December 2016.

Goodwill, trademarks and other intangible assets are tested more frequently if events and circumstances indicate that the asset might be impaired. The carrying value of these intangible assets could be impaired if a significant adverse change in the use, life, or brand strategy of the asset is determined, or if a significant adverse change in the legal and regulatory environment, business or competitive climate occurs that would adversely impact the asset. For information related to intangible assets, see note 5 to the 2016 RAI Financial Statements at Appendix 2.

3.5	Fair value measurement

The RAI Group determines fair value of assets and liabilities using a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions based on the best information available in the circumstances.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, essentially an exit price.

For information on assets and liabilities recorded at fair value, see notes 4, 12 and 16 to the 2016 RAI Financial Statements at Appendix 2.

3.6	Income taxes

Tax law requires certain items to be excluded or included in taxable income at different times than is required for book reporting purposes. These differences may be permanent or temporary in nature.

The RAI Group determines its annual effective income tax rate based on forecasted pre-tax book income and forecasted permanent book and tax differences. The rate is established at the beginning of the year and is evaluated on a quarterly basis. Any changes to the forecasted information may cause the effective rate to be adjusted. Additional tax, interest and penalties associated with uncertain tax positions are recognised in tax expense on a quarterly basis.

To the extent that any book and tax differences are temporary in nature, that is, the recognition and measurement of assets and liabilities under the tax law may differ from recognition and measurement under US GAAP, a deferred tax asset or liability is recorded. To the extent that a deferred tax asset is recorded, management evaluates the RAI Group’s ability to realise this asset. A valuation allowance is required for deferred tax assets if, based on available evidence, it is more likely than not that all or some portion of the assets will not be realised.

The financial statements reflect management’s best estimate of the RAI Group’s current and deferred tax liabilities and assets. Future events, including, but not limited to, additional resolutions with taxing authorities, could have an impact on the RAI Group’s current estimate of tax liabilities, realisation of tax assets and effective income tax rate. For additional information on income taxes, see note 10 to the 2016 RAI Financial Statements at Appendix 2.

3.7	Business combination

The RAI Group accounts for business combination transactions in accordance with the Financial Accounting Standards Board (the “FASB”), Accounting Standards Codification 805, Business Combinations (“ASC 805”). The RAI Group allocates the cost of an acquisition to the assets acquired and liabilities assumed based on their fair values as at the acquisition date. Any excess of the purchase price over the estimated fair value of net assets acquired is recorded as goodwill. Determining the fair value of these items requires management’s judgment and may require use of independent valuation experts to assist such valuations. These valuations involve the use of significant estimates and assumptions with respect to the timing and amounts of future cash flows, discount rates, market prices and asset lives, among other items. The judgments made in the determination of the estimated fair value of the assets acquired and the liabilities assumed as well as the estimated useful life of each asset and the duration of each liability can materially impact the financial statements in periods after the acquisition, such as depreciation, amortisation, or in certain situations, impairment charges. For further information related to accounting for the Lorillard Merger and the Divestiture, see notes 1 and 2 to the 2016 RAI Financial Statements at Appendix 2.

3.8	Recently adopted and issued accounting pronouncements

For information relating to recently adopted and issued accounting guidance, see note 1 to the 2016 RAI Financial Statements at Appendix 2.

4.	Results of operations

RJR Tobacco’s net sales and operating income include the WINSTON, KOOL and SALEM brands until the date of their sale on 12 June 2015, and the NEWPORT, KENT, OLD GOLD and TRUE brands after 12 June 2015. All Other net sales and operating income include SFRTI and the various foreign subsidiaries affiliated with SFRTI, until the date of their sale on 13 January 2016.

	For the year ended 31 December
	2016 ($)	2015 ($)	%Change	2014 ($)	%Change
Net sales:[1]
RJR Tobacco	10,314	8,634	19.5%	6,767	27.6%
Santa Fe	973	818	18.9%	658	24.3%
American Snuff	914	855	6.9%	783	9.2%
All Other	302	368	(17.9)%	263	39.9%

	For the year ended 31 December
	2016 ($)	2015 ($)	%Change	2014 ($)	%Change
Net sales	12,503	10,675	17.1%	8,471	26.0%
Cost of products sold[1] [2]	4,841	4,688	3.3%	4,058	15.5%
Selling, general and administrative expenses	1,931	2,098	(8.0)%	1,871	12.1%
Gain on divestitures	(4,861)	(3,181)	52.8%	-	NM3
Amortisation expense	23	18	27.8%	11	63.6%
Asset impairment and exit charges	-	99	NM3	-	NM3
Operating income (loss):
RJR Tobacco	4,922	3,359	46.5%	2,173	54.6%
Santa Fe	546	449	21.6%	337	33.2%
American Snuff	541	502	7.8%	438	14.6%
All Other	(145)	(265)	(45.3)%	(234)	13.2%
Gain on divestitures	4,861	3,181	52.8%	-	NM3
Corporate expense	(156)	(273)	(42.9)%	(183)	49.2%

Operating income	10,569	6,953	52.0%	2,531	174.7[3]

1	Excludes excise taxes of:

	For the year ended 31 December
	2016 ($)	2015 ($)	2014 ($)
RJR Tobacco	3,997	3,590	3,068
Santa Fe	287	254	211
American Snuff	54	54	53
All Other	5	311	293

	4,343	4,209	3,625

2	See below for further information related to State Settlement Agreements, FDA user fees and federal tobacco buyout included in operating income.

3	Percentage change not meaningful.

5.	2016 compared with 2015

5.1	RJR Tobacco

5.1.1	Net sales

Domestic cigarette shipment volume, in billions of units, for RJR Tobacco and the industry, was as follows:

	For the year ended 31 December
	2016	2015	%Change
RJR Tobacco:
Drive brands:
NEWPORT	34.4	18.9	NM2
CAMEL	20.3	20.8	(2.2)%
PALL MALL	18.9	19.9	(5.2)%

Total RJR Tobacco drive brands	73.5	59.5	23.5%
Other brands	5.9	11.8	(50.0)%

Total RJR Tobacco domestic cigarette
shipment volume	79.4	71.3	11.3%
Total premium	56.5	47.0	20.1%
Total value	23.0	24.3	(5.6)%
Premium/total mix	71.1%	65.9%
Industry[1]:
Premium	187.4	190.3	(1.5)%
Value	70.6	74.0	(4.6)%

Total industry domestic cigarette shipment volume	258.0	264.3	(2.4)%
Premium/total mix	72.6%	72.0%	-

1	Based on information from MSAi.

2	Percentage of change not meaningful.

RJR Tobacco’s net sales are dependent upon its cigarette shipment volume in a declining market, premium versus value-brand mix and list pricing, offset by promotional spending, trade incentives and federal and state excise taxes.

RJR Tobacco’s net sales for the year ended 31 December 2016, increased from the year ended 31 December 2015, primarily due to higher volume and favourable product mix of $1.3 billion and higher net pricing of $490 million.

5.1.2	Market share

Market share information is included for RJR Tobacco to provide enhanced analysis of its brand performance. For brands that were acquired in the Lorillard Merger, share information is displayed as if the brands were part of the portfolio for all time periods shown. Brands that were part of the Divestiture have been removed for all presented time periods. Accordingly, this pro forma market share data is presented for informational purposes only and is not necessarily indicative of what the market share of the acquired brands would have been if the Lorillard Merger and the Divestiture had occurred at the beginning of the periods presented, nor is it necessarily indicative of future market share.

The shares of RJR Tobacco’s cigarette brands as a percentage of total share of US cigarette STR Data were as follows1:

	For the year ended 31 December
	2016	2015	Share Point Change
Drive brands:
NEWPORT	13.9%	13.5%	0.4
CAMEL	8.2%	8.3%	(0.1)
PALL MALL	7.7%	7.9%	(0.3)

Total drive brands	29.9%	29.7%	0.1
Other brands	2.4%	2.6%	(0.2)

Total RJR Tobacco domestic cigarette retail share of market	32.3%	32.3%	(0.1)

1	In 2016, the industry participants that MSAi uses to estimate RJR Tobacco’s cigarette shipments to retail market share has been revised to reflect the new direct customers as a result of the Lorillard Merger. The revision results in higher absolute share levels in 2015 on some of RJR Tobacco’s brands, but does not affect overall share trends. Prior-year market share data, herein, has been restated on this basis for comparison purposes.

The retail share of market of NEWPORT, at 13.9%, was up 0.4 share points compared with the prior-year period in the highly competitive US cigarette category. NEWPORT’s cigarette market share continued to be favourably impacted by its strength in the menthol category, as well as its continued momentum in the non-menthol category.

The retail share of market of CAMEL, at 8.2%, was down 0.1 share points compared with the prior-year period in the highly competitive US cigarette category. CAMEL’s cigarette market share demonstrated relatively stable performance in its menthol styles that offer its innovative capsule technology offered in CAMEL Crush. CAMEL Crush styles provide adult smokers the choice of switching from non-menthol to menthol. CAMEL Crush menthol styles allow adult smokers to choose the level of menthol flavour on demand. CAMEL Snus, a smokeless tobacco product, continues to lead the US snus category with a market share of approximately 75%.

PALL MALL, a product that offers a high quality, longer-lasting cigarette at a value price, continues to attract interest from adult tobacco consumers. PALL MALL’s 2016 market share of 7.7% was down 0.3 share points compared with the prior-year period due to continued competitive pressure.

The combined share of market of RJR Tobacco’s drive brands during the year ended 31 December 2016 was up slightly compared with the year ended 31 December 2015. RJR Tobacco’s total cigarette market share was down slightly from the prior year due to increases in the company’s drive brands, offset by decreases in the company’s other brands, consistent with its strategy of focusing on drive brands.

5.1.3	Operating income

RJR Tobacco’s operating income for the year ended 31 December 2016, increased from the year ended 31 December 2015, primarily due to higher volume, higher cigarette pricing and favourable product mix. The results for the year ended 31 December 2016, include a full year net benefit from the Lorillard Merger and the Divestiture compared with approximately six months in 2015. In addition, the MTM adjustment expense in the year ended 31 December 2016 was $42 million compared with an MTM adjustment expense of $229 million in the year ended 31 December 2015. The 2016 MTM adjustment was driven primarily by a decrease in the discount rate partially offset by the impact of assumption changes and better than expected asset returns. The 2015 MTM adjustment was primarily a result of lower than expected asset returns partially offset by an increase in the discount rate.

RJR Tobacco’s expense under the State Settlement Agreements and its FDA user fees included in cost of products sold were:

	For the year ended 31 December
	2016 ($)	2015 ($)
State Settlement Agreements	2,563	2,254
FDA user fees	179	162

Expenses under the State Settlement Agreements are expected to be approximately $2.8 billion for the year ending 31 December 2017, subject to adjustment based upon, among other things, the volume of cigarettes sold by RJR Tobacco Company, its relative market share, its operating profits and inflation. Pursuant to the term sheet, entered into, during the arbitration of the 2003 NPM Adjustment claim, between RJR Tobacco Company, Lorillard Tobacco, certain other participating manufacturers (the “PMs”), including SFNTC, and certain “signatory” states setting forth the terms for resolving accrued and potential NPM Adjustment claims for 2003 through 2012 (the “NPM Adjustment Claim Term Sheet”). RJR Tobacco Company will receive credits with respect to its NPM Adjustment claims to be applied against annual payments under the MSA through the year ending 31 December 2018.

As a result of meeting the performance requirements associated with the NPM Adjustment Claim Term Sheet, RJR Tobacco recognised credits of $295 million and $279 million for the years ended 31 December 2016 and 2015, respectively. RJR Tobacco expects to recognise additional credits through the year ending 31 December 2017.

In September 2013, the Arbitration Panel ruled six states had not diligently enforced their qualifying statutes in 2003 related to the NPM Adjustment. Two of the six states subsequently joined the NPM Adjustment Claim Term Sheet in 2014. In 2015, three of the states dropped their challenge of the finding of non-diligence and in 2016, the remaining state dropped its challenge. As such, a portion of the potential recovery from those states was certain and estimable, and RJR Tobacco recognised $6 million and $93 million as a reduction of cost of products sold for the years ended 31 December 2016 and 2015, respectively. A final issue regarding the judgment reduction method adopted by the Arbitration Panel was being contested in these four states. In 2016, the US Supreme Court denied RJR Tobacco Company’s petition for writ of certiorari against two states, thus eliminating RJR Tobacco Company’s remaining recovery from these states. The final outcome in the remaining two states is uncertain.

In October 2015, RJR Tobacco Company and certain other PMs entered into a settlement agreement, (the “NY Settlement Agreement”), with the State of New York to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolved NPM Adjustment claims related to payment years from 2004 through 2014, providing RJR Tobacco Company with credits of approximately $285 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. Accordingly, RJR Tobacco Company recognised credits of $93 million and $14 million as a reduction to cost of products sold for the years ended 31 December 2016 and 2015, respectively. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information, see “— Cost of Products Sold” in note 1 and “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases — State Settlement Agreements” and “— State Settlement Agreements — Enforcement and Validity; Adjustments” in note 13 to the 2016 RAI Financial Statements at Appendix 2.

Expenses for FDA user fees are expected to be approximately $160 million to $190 million in 2017. For additional information, see “— Governmental Activity” below.

Selling, general and administrative expenses include the costs of litigating and administering product liability claims, as well as other legal expenses. For the years ended 31 December 2016 and 2015, RJR Tobacco’s product liability defence costs were $208 million and $198 million, respectively.

“Product liability” cases generally include the following types of smoking and health related cases:

•	Individual Smoking and Health;

•	West Virginia IPIC;

•	Engle Progeny;

•	Broin II;

•	Class Actions;

•	Filter Cases; and

•	Health-Care Cost Recovery Claims.

“Product liability defence costs” include the following items:

•	direct and indirect compensation, fees and related costs and expenses for internal legal and related administrative staff administering the defence of product liability claims;

•	fees and cost reimbursements paid to external counsel;

•	direct and indirect payments to third party vendors for litigation support activities; and

•	expert witness costs and fees.

Numerous factors affect product liability defence costs. The most important factors are the number of cases pending and the number of cases in trial or in preparation for trial, that is, with active discovery and motions practice. See “— Litigation Affecting the Cigarette Industry — Overview — Introduction” in note 13 to the 2016 RAI Financial Statements at Appendix 2 for detailed information regarding the number and type of cases pending, and “— Litigation Affecting the Cigarette Industry — Overview — Scheduled Trials” in note 13 to the 2016 RAI Financial Statements at Appendix 2 for detailed information regarding the number and nature of cases in trial and scheduled for trial through 31 December 2017.

RJR Tobacco Company expects that the items described above will continue to comprise its product liability defence costs in the future. Given the level of activity in RJR Tobacco Company’s pending cases, including the number of cases in trial and scheduled for trial, particularly with respect to the Engle Progeny cases, RJR Tobacco Company’s product liability defence costs are expected to remain at a high level. See “— Litigation Affecting the Cigarette Industry — Engle and Engle Progeny Cases” in note 13 to the 2016 RAI Financial Statements at Appendix 2 for additional information.

In addition, it is possible that other adverse developments in the items discussed above, as well as other circumstances beyond the control of RJR Tobacco Company, could have a material adverse effect on the consolidated results of operations, cash flows or financial position of RAI. Those other circumstances beyond the control of RJR Tobacco include the results of present and future trials and appeals, and the development of possible new theories of liability by claimants and their counsel.

5.2	Santa Fe

5.2.1	Net sales

Domestic cigarette shipment volume, in billions of units, for Santa Fe was as follows:

	For the year ended 31 December
	2016	2015	% Change
NATURAL AMERICAN SPIRIT	5.4	4.8	13.6%

Santa Fe’s net sales for the year ended 31 December 2016, increased over the year ended 31 December 2015 primarily due to higher volume and higher net pricing.

5.2.2	Market share

The shares of Santa Fe’s NATURAL AMERICAN SPIRIT cigarette brand as a percentage of total share of US cigarette STR Data were as follows1:

	For the year ended 31 December
	2016	2015	Share Point Change
NATURAL AMERICAN SPIRIT	2.2%	1.9%	0.3

1	In 2016, the industry participants that MSAi uses to estimate Santa Fe’s cigarette shipments to retail market share has been revised to reflect the new direct customers as a result of the Lorillard Merger. The revision results in higher absolute share levels in 2015 on some of Santa Fe’s brand styles, but does not affect overall share trends. Prior-year market share data, herein, has been restated on this basis for comparison purposes.

NATURAL AMERICAN SPIRIT is a top ten best-selling cigarette brand in the United States.

5.2.3	Operating income

Santa Fe’s operating income for the year ended 31 December 2016, increased as compared with the prior-year period primarily due to higher volume and higher net pricing.

Santa Fe’s expense under the MSA and its FDA user fees, included in cost of products sold were:

	For the year ended 31 December
	2016 ($)	2015 ($)
MSA	164	140
FDA user fees	13	10

Expenses under the MSA are expected to be approximately $175 million to $205 million in 2017, subject to adjustment for changes in volume and other factors.

In October 2015, SFNTC and certain other PMs entered into the NY Settlement Agreement to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolved NPM Adjustment claims related to payment years from 2004 through 2014, providing SFNTC with credits of approximately $5 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information, see “— Cost of Products Sold” in note 1 and “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases — State Settlement Agreements” and “— State Settlement Agreements — Enforcement and Validity; Adjustments” in note 13 to the 2016 RAI Financial Statements at Appendix 2.

5.3	American Snuff

5.3.1	Net sales

The moist snuff shipment volume, in millions of cans, for American Snuff was as follows:

	For the year ended 31 December
	2016	2015	% Change
GRIZZLY	460.6	454.4	1.4%
Other	42.4	44.7	(5.2)%

Total American Snuff moist snuff shipment volume	502.9	499.1	0.8%

American Snuff’s net sales for the year ended 31 December 2016, increased compared with the prior-year period primarily due to higher net pricing and higher moist snuff volume.

Moist snuff has been the key driver to American Snuff’s overall growth and profitability within the US smokeless tobacco market. Moist snuff accounted for approximately 91% of American Snuff’s revenue in 2016 and approximately 90% in 2015.

5.3.2	Market share

The shares of American Snuff’s moist snuff brands as a percentage of total share of US moist snuff STR Data were as follows1:

	For the year ended 31 December
	2016	2015	Share Point Change
GRIZZLY	30.8%	30.9%	(0.1)
Other	2.6%	2.8%	(0.2)

Total American Snuff moist snuff retail share of the market	33.4%	33.7%	(0.3)

1	In 2016, the industry participants that MSAi uses to estimate American Snuff’s moist snuff shipments to retail market share has been revised to reflect the new direct customers as a result of the Lorillard Merger. The revision results in higher absolute share levels in 2015 on some of American Snuff’s brands, but does not affect overall share trends. Prior-year market share data, herein, has been restated on this basis for comparison purposes.

GRIZZLY, a leading US moist snuff brand, declined 0.1 share point in 2016 in a significantly competitive marketplace. GRIZZLY’s increase in full-year shipment volume was driven by growth in the wintergreen styles and pouch offerings. GRIZZLY continues its market-leading position in wintergreen, with long cut and pouch styles remaining strong and the GRIZZLY Dark Wintergreen style enhancing the GRIZZLY wintergreen offerings. GRIZZLY Dark Wintergreen offers a differentiated and bolder wintergreen flavour, and is made from 100% US tobacco grown in Kentucky and Tennessee.

GRIZZLY continues to show strength with its soft pouch design, which offers smokeless tobacco consumers a flavourful, moist experience that is easy to use, positioning it to be the leading pouch brand for 2016. The pouch category represents approximately 20% of the moist snuff industry.

In September 2016, GRIZZLY expanded its product offerings with the national launch of Premium Dark Mint. This style offers 100% dark-fired US tobacco with mint flavour.

5.3.3	Operating income

American Snuff’s operating income for the year ended 31 December 2016, increased compared with the prior-year period primarily due to higher net pricing and higher moist snuff volume.

5.4	All Other

RJR Vapor is the marketer of VUSE Digital Vapor Cigarette products. Since the fourth quarter of 2015, all production of VUSE Solo cartridges is performed at RJR Tobacco Company’s manufacturing facility, pursuant to a services agreement between RJR Tobacco Company and RJR Vapor. As a result of this consolidation, pre-tax asset impairment and exit charges of $99 million were recorded in All Other in the third quarter of 2015. For additional information, see note 6 to the 2016 RAI Financial Statements at Appendix 2.

5.5	Gain on divestitures

The results of operations of SFRTI were reported in All Other until their sale on 13 January 2016. SFRTI and various foreign subsidiaries affiliated with SFRTI distributed the NATURAL AMERICAN SPIRIT brand outside the United States. RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States, to JTI Holding in an all-cash transaction for approximately $5 billion and recognised a pre-tax gain of approximately $4.9 billion in the first quarter of 2016. See note 3 to the 2016 RAI Financial Statements at Appendix 2 for additional information.

For the year ended 31 December 2015, the $3.2 billion pre-tax gain was a result of the divestiture of the WINSTON, KOOL and SALEM cigarette brands, previously owned by the RAI Group, as well as the cigarette brand MAVERICK and the “e-vapour” brand BLU (including SKYCIG), previously owned by Lorillard subsidiaries, and other assets and certain liabilities. For additional information, see note 2 to the 2016 RAI Financial Statements at Appendix 2.

5.6	Corporate expense

Corporate operating costs and expenses decreased for the year ended 31 December 2016, compared with the year ended 31 December 2015, primarily due to a lower MTM adjustment expense in 2016, and costs associated with the Lorillard Merger and the Divestiture in 2015.

5.7	RAI consolidated

Interest and debt expense for the year ended 31 December 2016, increased $56 million compared with the prior period. The change is primarily due to costs associated with the notes issued to fund part of the merger consideration in the Lorillard Merger and the notes assumed from Lorillard Tobacco in connection with the Lorillard Merger, offset by decreases in interest and debt expenses related to the repurchase and redemption during the first six months of 2016 of approximately $3.7 billion of outstanding notes, and the repayment at maturity in August 2016 of approximately $500 million of outstanding notes. RAI expects that interest expense will be lower in future periods, compared with prior periods due to the retirement of debt that occurred in 2016.

Provision for income taxes reflected an effective rate of 37.3%, for the year ended 31 December 2016, compared with an effective rate of 49.0%, for the year ended 31 December 2015. The effective tax rate for 2016 was impacted by the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States. The effective tax rate for the year ended 31 December 2015 was unfavourably impacted by an increase in tax attributable to non-deductible acquisition costs, non-deductible goodwill in the amount of $1,849 million associated with the Lorillard Merger and Divestiture and an increase in uncertain tax positions, offset by a decrease in tax attributable to the release of valuation allowance and a reduction in state income taxes.

The effective tax rate for each period differed from the federal statutory rate of 35% due to the domestic manufacturing deduction of the American Jobs Creation Act of 2004, state income taxes and certain non-deductible items.

RAI expects its effective tax rate to be between 36.5% and 37.5% in the year ending 31 December 2017.

6.	2015 compared with 2014

6.1	RJR Tobacco

6.1.1	Net sales

Domestic cigarette shipment volume, in billions of units, for RJR Tobacco and the industry, was as follows:

	For the year ended 31 December
	2015	2014	%Change
RJR Tobacco:
Drive brands:
NEWPORT	18.9	-	NM2
CAMEL	20.8	20.9	(0.5)%
PALL MALL	19.9	20.6	(3.4)%

Total RJR Tobacco drive brands	59.5	41.5	43.5%
Other brands	11.8	19.5	(39.4)%

Total RJR Tobacco domestic cigarette shipment volume	71.3	61.0	17.0%
Total premium	47.0	35.6	32.1%
Total value	24.3	25.4	(4.1)%
Premium/total mix	65.9%	58.4%	-
Industry[1]:
Premium	190.3	189.1	0.7%
Value	74.0	75.5	(2.1)%

Total industry domestic cigarette shipment volume	264.3	264.6	(0.1)%
Premium/total mix	72.0%	71.5%	-

1	Based on information from MSAi.

2	Percentage of change not meaningful.

RJR Tobacco’s net sales for the year ended 31 December 2015, increased from the year ended 31 December 2014, primarily due to higher volume and favourable product mix of $1,614 million and higher net pricing of $238 million.

6.1.2	Market share

Market share information is included for RJR Tobacco to provide enhanced analysis of its brand performance. For brands that were acquired in the Lorillard Merger, share information is displayed as if the brands were part of the portfolio for all time periods shown. Brands that were part of the Divestiture have been removed for all presented time periods. Accordingly, this pro forma market share data is presented for informational purposes only and is not necessarily indicative of what the market share of the acquired brands would have been if the Lorillard Merger and the Divestiture had occurred at the beginning of the periods presented, nor is it necessarily indicative of future market share.

The shares of RJR Tobacco’s cigarette brands as a percentage of total share of US cigarette STR Data were as follows1:

	For the year ended 31 December
	2015	2014	Share Point Change
Drive brands:
NEWPORT	13.4%	12.9%	0.4
CAMEL	8.2%	8.2%	-
PALL MALL	7.8%	8.1%	(0.3)

Total drive brands	29.4%	29.2%	0.2
Other brands	2.6%	2.9%	(0.3)

Total RJR Tobacco domestic cigarette retail share of market	32.0%	32.1%	(0.1)

1	In 2016, the industry participants that MSAi uses to estimate RJR Tobacco’s cigarette shipments to retail market share was revised to reflect the new direct customers as a result of the Lorillard Merger. Data provided herein reflects previously published data using MSAi’s historical universe of industry participants prior to the Lorillard Merger.

The retail share of market of NEWPORT, at 13.4%, was up 0.4 share points compared with prior-year period in the highly competitive US cigarette industry. NEWPORT’s cigarette market share continued to be favourably impacted by its strength in the menthol category, as well as its continued momentum in the non-menthol category.

The retail share of market of CAMEL, at 8.2%, was flat compared with the prior-year period in the highly competitive US cigarette category. CAMEL’s cigarette market share continued to be favourably impacted by its innovative capsule technology offered in CAMEL Crush and CAMEL Crush menthol styles.

PALL MALL’s 2015 market share of 7.8% was down 0.3 share points compared with prior year period due to continued competitive pressure.

The combined share of market of RJR Tobacco’s drive brands during 2015 was up slightly compared with 2014 and the 2015 market share of other brands was down slightly compared with 2014, consistent with its strategy of focusing on drive brands. RJR Tobacco’s total cigarette market share was down slightly from the prior year.

6.1.3	Operating income

RJR Tobacco’s operating income for the year ended 31 December 2015, increased from the year ended 31 December 2014, primarily due to higher cigarette pricing, favourable product mix, the expiration of the federal tobacco quota buyout and the lower impact of the MTM adjustment, partially offset by expense associated with the Engle Progeny litigation, and inventory valuation and other costs associated with the Lorillard Merger. The MTM adjustment expense in 2015 was $229 million, primarily as a result of pension asset returns that were less than expected returns and was partially offset by an increase in the discount rate. The MTM adjustment expense in 2014 was $422 million, which primarily resulted from the adoption of new mortality assumptions.

RJR Tobacco’s expense under the State Settlement Agreements, FDA user fees and federal tobacco quota buyout, which expired in September 2014, included in cost of products sold, were:

	For the year ended 31 December
	2015 ($)	2014 ($)
State Settlement Agreements	2,254	1,808
FDA user fees	162	125
Federal tobacco quota buyout	-	151

For the years ended 31 December 2015 and 2014, RJR Tobacco recognised credits of $293 million and $341 million, respectively, related to the NPM Adjustment Claim Term Sheet.

Selling, general and administrative expenses include the costs of litigating and administering product liability claims, as well as other legal expenses. For the years ended 31 December 2015 and 2014, RJR Tobacco’s product liability defence costs were $198 million and $180 million, respectively.

6.2	Santa Fe

6.2.1	Net sales

Domestic cigarette shipment volume, in billions of units for Santa Fe, was as follows:

	For the year ended 31 December
	2015	2014	% Change
NATURAL AMERICAN SPIRIT	4.8	3.9	21.4%

Santa Fe’s net sales for the year ended 31 December 2015, increased over the year ended 31 December 2014 primarily due to higher volume and higher net pricing. Expansion of the distribution network and sales force contributed to greater awareness of the NATURAL AMERICAN SPIRIT brand and increased interest of adult tobacco consumers.

6.2.2	Market share

The shares of Santa Fe’s NATURAL AMERICAN SPIRIT cigarette brand as a percentage of total share of US cigarette STR Data were as follows1:

	For the year ended 31 December
	2015	2014	Share Point Change
NATURAL AMERICAN SPIRIT	1.9%	1.5%	0.3

1	In 2016, the industry participants that MSAi uses to estimate Santa Fe’s cigarette shipments to retail market share was revised to reflect the new direct customers as a result of the Lorillard Merger. Data provided herein reflects previously published data using MSAi’s historical universe of industry participants prior to the Lorillard Merger.

6.2.3	Operating income

Santa Fe’s operating income for the year ended 31 December 2015, increased as compared with the prior-year period primarily due to higher volume and higher net pricing.

Santa Fe’s expense under the MSA, FDA user fees and federal tobacco quota buyout, which expired in September 2014, included in cost of products sold, were:

	For the year ended 31 December
	2015 ($)	2014 ($)
MSA	140	108
FDA user fees	10	8
Federal tobacco quota buyout	-	10

As a result of meeting the performance requirements associated with the NPM Adjustment Claim Term Sheet, Santa Fe recognised credits.

6.3	American Snuff

6.3.1	Net sales

The moist snuff shipment volume, in millions of cans, for American Snuff was as follows:

	For the year ended 31 December
	2015	2014	% Change
GRIZZLY	454.4	433.8	4.7%
Other	44.7	44.9	(0.4)%

Total American Snuff moist snuff shipment volume	499.1	478.6	4.3%

American Snuff’s net sales for the year ended 31 December 2015, increased compared with the prior-year period primarily due to higher net pricing and higher moist snuff volume.

Moist snuff accounted for approximately 90% of American Snuff’s revenue in 2015 and approximately 89% in 2014.

6.3.2	Market share

The shares of American Snuff’s moist snuff brands as a percentage of total share of US moist snuff STR Data were as follows1:

	For the year ended 31 December
	2015	2014	Share Point Change
GRIZZLY	30.7%	30.0%	0.8
Other	2.8%	2.9%	(0.1)

Total American Snuff moist snuff retail share of market	33.5%	32.9%	0.6

1	In 2016, the industry participants that MSAi uses to estimate American Snuff’s moist snuff shipments to retail market share was revised to reflect the new direct customers as a result of the Lorillard Merger. Data provided herein reflects previously published data using MSAi’s historical universe of industry participants prior to the Lorillard Merger.

GRIZZLY, a leading US moist snuff brand, grew 0.8 share points in 2015 despite significant competitive activity. GRIZZLY’s increase in full-year shipment volume was driven by growth in the wintergreen styles and pouch offerings. The brand expanded distribution of GRIZZLY Dark Wintergreen in early 2015.

6.3.3	Operating income

American Snuff’s operating income for the year ended 31 December 2015, increased compared with the prior-year period primarily due to higher net pricing and higher moist snuff volume.

6.4	All Other

During 2015, RJR Vapor announced that all production of VUSE Solo cartridges will be performed at RJR Tobacco Company’s manufacturing facility, pursuant to a services agreement between RJR Tobacco Company and RJR Vapor. As a result of this consolidation, pre-tax asset impairment and exit charges of $99 million were recorded in All Other in the third quarter of 2015.

6.5	Gain on divestitures

The $3.2 billion pre-tax gain in 2015 is a result of the divestiture of the WINSTON, KOOL and SALEM cigarette brands, previously owned by the RAI Group, as well as the cigarette brand MAVERICK and the “e-vapour” brand BLU (including SKYCIG), previously owned by Lorillard subsidiaries, and other assets and certain liabilities. For additional information, see note 2 to the 2016 RAI Financial Statements at Appendix 2.

6.6	Corporate expense

Corporate operating costs and expenses increased for the year ended 31 December 2015, compared with 2014, primarily due to costs associated with the Lorillard Merger and the Divestiture.

6.7	RAI consolidated

Interest and debt expense for the year ended 31 December 2015, increased $284 million compared with the prior-year period. The change is primarily due to costs associated with the Lorillard Merger.

Provision for income taxes reflected an effective rate of 49.0%, for the year ended 31 December 2015, compared with an effective rate of 36.1%, for the year ended 31 December 2014. The effective tax rate for 2015 was unfavourably impacted by an increase in tax attributable to non-deductible acquisition costs, non-deductible goodwill in the amount of $1,849 million associated with the Divestiture and an increase in uncertain tax positions, offset by a decrease in tax attributable to the release of valuation allowance in the amount of $37 million and a reduction in state income tax rates. The effective rate for 2014 was favourably impacted by a decrease in uncertain tax positions related to a federal audit settlement and an increase in the domestic manufacturing deduction, partially offset by an increase in tax attributable to non-deductible acquisition costs.

Income from discontinued operations, net of tax was $25 million for the year ended 31 December 2014. The audit of the 2010 and 2011 tax years by the Internal Revenue Service was closed on 27 February 2014. A tax benefit of $25 million attributable to a decrease in uncertain tax positions was recorded in discontinued operations.

7.	Liquidity and financial condition

7.1	Liquidity

The principal sources of liquidity for the RAI Group’s businesses and operating needs are internally generated funds from their operations and intercompany loans and advances. The principal sources of liquidity for RAI, in turn, are proceeds from intercompany dividends and distributions, as well as issuances of debt securities and the Credit Agreement described below under “— Long-Term Debt and Credit Agreement.” Cash flows from operating activities are believed to be sufficient for the foreseeable future to enable the operating subsidiaries to meet their obligations under the State Settlement Agreements, to make required debt-service payments, to fund their capital expenditures and to make payments to RAI that, when combined with RAI’s cash balances, proceeds from any financings and loans under the Credit Agreement, will enable RAI to make its required debt-service payments, make any share repurchases pursuant to the Governance Agreement and to pay dividends to its shareholders.

The negative impact, if any, on the sources of liquidity that could result from a decrease in demand for products due to short-term inventory adjustments by wholesale and retail distributors, changes in competitive pricing, adverse regulatory actions, increases in excise taxes, or adverse impacts from financial markets, cannot be predicted. RAI cannot predict its cash requirements or those of its subsidiaries related to any future settlements or judgments, including cash required to be held in escrow or to bond any appeals, if necessary, and RAI makes no assurance that it or its subsidiaries will be able to meet all of those requirements.

The RAI Group monitors the liquidity of key suppliers and customers, and where liquidity concerns are identified, appropriate contingency or response plans are developed. During 2016, no business interruptions occurred due to key supplier liquidity, and no liquidity issues were identified involving significant suppliers or customers.

The RAI Group’s excess cash may be invested in money market funds, commercial paper, corporate debt securities, US treasury securities, US and international government agency obligations and time deposits in major institutions to minimise risk. At present, the RAI Group primarily invests cash in US treasuries and US government agencies.

Contractual obligations of the RAI Group as at 31 December 2016, were as follows:

	Payments Due by Period
	Total ($)	Less than 1 Year- 2017 ($)	1-3 Years 2018-2019 ($)	4-5 Years 2020-2021 ($)	Thereafter ($)
Long-term debt, exclusive of interest[1]	12,950	500	2,000	1,521	8,929
Interest payments related to long-term debt[1]	9,208	649	1,202	982	6,375
Operating leases[2]	27	20	5	2
Non-qualified pension obligations[3]	119	11	22	24	62
Postretirement benefit obligations[3]	533	78	115	106	234
Qualified pension funding[3]	100	100
Purchase obligations[4]	81	81
Other noncurrent liabilities[5]	31	N/A	11	2	18
State Settlement Agreements’ obligations[6]	14,800	2,800	6,000	6,000
Gross unrecognised income tax benefit[7]	118
FDA user fee[8]	995	195	400	400

Total cash obligations	38,962	4,434	9,755	9,037	15,618

1	For more information about RAI’s and RJR Tobacco’s long-term debt, see note 12 to the 2016 RAI Financial Statements at Appendix 2.

2	Operating lease obligations represent estimated lease payments primarily related to vehicles, office space, warehouse space and equipment. See note 13 to the 2016 RAI Financial Statements at Appendix 2 for additional information.

3	For more information about the RAI Group’s pension plans and postretirement benefits, see note 16 to the 2016 RAI Financial Statements at Appendix 2. Non-qualified pension and postretirement benefit obligations captioned under “Thereafter” include obligations for a five-year period. These obligations are not reasonably estimable beyond a ten-year period. Qualified pension plan funding is based on the Pension Protection Act of 2006 and tax deductibility and is not reasonably estimable beyond one year.

4	Purchase obligations primarily include commitments to acquire tobacco leaf. Purchase orders for the purchase of other raw materials and other goods and services are not included in the table. The RAI Group is not able to determine the aggregate amount of such purchase orders that represent contractual obligations, as purchase orders typically represent authorisations to purchase rather than binding agreements. For purposes of this table, contractual obligations for the purchase of goods or services are defined by the RAI Group as agreements that are enforceable and legally binding that specify all significant terms, including fixed or minimum quantities to be purchased; fixed, minimum or variable price provisions; and the approximate timing of the transaction. Purchase orders of RAI’s operating subsidiaries are based on current demand expectations and are fulfilled by vendors within short time horizons. The RAI Group does not have significant non-cancellable agreements for the purchase of raw materials or other goods or services specifying minimum quantities or set prices that exceed their expected requirements. The RAI Group also enters into contracts for outsourced services; however, the obligations under these contracts were generally not significant and the contracts generally contain clauses allowing for the cancellation without significant penalty.

5	Other noncurrent liabilities primarily include long-term disability insurance and bonus compensation. Certain other noncurrent liabilities are excluded from the table above, for which timing of payments are not estimable.

6	State Settlement Agreements’ obligation amounts in the aggregate beyond five years are not presented as these are obligations into perpetuity. For more information about the State Settlement Agreements, see note 13 to the 2016 RAI Financial Statements at Appendix 2.

7	For more information on gross unrecognised income tax benefits, see note 10 to the 2016 RAI Financial Statements at Appendix 2. Due to inherent uncertainties regarding the timing of payment of these amounts, RAI cannot reasonably estimate the payment period.

8	FDA user fee obligation amounts in the aggregate beyond five years are not presented as these obligations are assumed to extend into perpetuity. For more information about FDA user fees, see paragraph 15 of this Part XII (Operating and Financial Review for the RAI Group).

8.	Long-term debt and Credit Agreement

8.1	RAI notes

As at 31 December 2016, the principal amount of RAI’s outstanding notes was $12.7 billion, with maturity dates ranging from 2017 to 2045. RAI, at its option, may redeem any or all of its outstanding notes, in whole or in part at any time, subject to the payment of a make-whole premium. Interest on the notes is payable semi-annually. As at 31 December 2016, RAI had aggregate principal amount of $447 million of current maturities of long-term debt. In August 2016, RAI repaid at maturity, with available cash, $415 million in principal amount of notes. RAI’s obligations under its outstanding notes are guaranteed by the same RAI subsidiaries that guarantee its obligations under its Credit Agreement described in paragraph 8.4 of this Part XII (Operating and Financial Review for the RAI Group).

8.2	RJR Tobacco Company notes

As at 31 December 2016, the principal amount of RJR Tobacco Company’s outstanding notes was $284 million, with maturity dates ranging from 2017 to 2041. Interest on the notes is payable semi-annually. As at 31 December 2016, RJR Tobacco Company had aggregate principal amount of $53 million of current maturities of long-term debt. In August 2016, RJR Tobacco Company repaid at maturity, with available cash, $85 million in principal amount of notes. In June 2016, RJR Tobacco Company repurchased, prior to maturity, from available cash, $8 million of its outstanding notes. RJR Tobacco Company’s obligations under its outstanding notes are guaranteed by RAI and RJR.

8.3	Tender offer and redemption

In February 2016, pursuant to its previously announced cash tender offer, RAI purchased $2.69 billion in aggregate principal amount of certain of its outstanding senior notes. RAI paid, with cash on hand, aggregate consideration of $2.81 billion (including a premium of approximately $118 million, but excluding accrued and unpaid interest paid on the accepted notes), for such notes accepted for purchase.

In March 2016, pursuant to its previously announced redemption call, RAI redeemed all $700 million outstanding aggregate principal amount of its 6.750% Senior Notes due 2017 and all $250 million outstanding aggregate principal amount of its 7.750% Senior Notes due 2018. RAI paid, with cash on hand, aggregate consideration of $1.0 billion for the redemption (which includes $88 million of early redemption premiums, but excludes accrued and unpaid interest paid on the redeemed notes). See note 12 to the 2016 RAI Financial Statements at Appendix 2 for additional information on the tender offer and redemption.

8.4	Credit Agreement

In December 2014, RAI entered into a credit agreement (the “Credit Agreement”), with a syndicate of lenders, providing for a five-year, $2 billion senior unsecured revolving credit facility, which may be increased to $2.35 billion at the discretion of the lenders upon the request of the RAI Group. The Credit Agreement replaced RAI’s four-year, $1.35 billion senior unsecured revolving credit facility dated 8 October 2013. The original maturity date of the Credit Agreement was 18 December 2019. Pursuant to the maturity date extension provision of the Credit Agreement, the requisite lenders have agreed on two separate occasions, upon RAI’s request, to extend the maturity date of the Credit Agreement by 12 months. As a result, the maturity date of the Credit Agreement is 18 December 2021.

Certain of RAI’s subsidiaries, including its Material Subsidiaries, as such term is defined in the Credit Agreement, have guaranteed, on an unsecured basis, RAI’s obligations under the Credit Agreement.

As at 31 December 2016, there were no outstanding borrowings and $6 million of letters of credit outstanding under the Credit Agreement.

See notes 11 and 12 to the 2016 RAI Financial Statements at Appendix 2 for additional information on the Credit Agreement and Long-Term Debt.

8.5	Other

The lowering of the RAI Group’s credit ratings, or concerns over such a lowering, could have an adverse impact on the RAI Group’s ability to access the debt markets and could increase borrowing costs.

RAI, RJR Tobacco Company and their affiliates were in compliance with all covenants and restrictions imposed by RAI’s indebtedness and RJR Tobacco Company’s indebtedness, as the case may be, as at 31 December 2016.

9.	Dividends

RAI’s board of directors declared a quarterly cash dividend of $0.51 per common share, on 8 February 2017. The dividend was paid on 3 April 2017, to RAI shareholders of record as at 10 March 2017.

10.	Share repurchases

On 25 July 2016, the board of directors of RAI approved the repurchase, from time to time, on or before 31 December 2018, of up to $2 billion of outstanding RAI shares in open-market or privately negotiated transactions (the “Share Repurchase Programme”). During year ended 31 December 2016, in accordance with the Share Repurchase Programme, RAI repurchased 1,565,698 RAI shares for $75 million. In February 2017, RAI and BAT entered into a letter agreement pursuant to which BAT waived the requirement that the RAI share repurchases required to be made by RAI pursuant to Amendment No. 3 to the Governance Agreement be made within the time period set forth in that amendment, and permitted RAI to make the repurchases in a manner that qualifies for the affirmative defence and safe harbour provided by Rules 10b5-1 and 10b-18 under the Exchange Act, respectively. Pursuant to this letter agreement, BAT also waived compliance with the general prohibition on repurchases contained in the Merger Agreement to permit RAI to make these repurchases.

During the year ended 31 December 2016, in accordance with the Governance Agreement, at a cost of $93 million, RAI repurchased 1,817,846 RAI shares in open-market transactions.

Additionally, during 2016, at a cost of $58 million, RAI purchased 1,146,978 RAI shares that were forfeited and cancelled with respect to tax liabilities associated with restricted stock units vesting under the Omnibus Plan.

Due to RAI’s incorporation in North Carolina, which does not recognise treasury shares, the shares repurchased were cancelled at the time of purchase.

For additional information, see note 14 to the 2016 RAI Financial Statements at Appendix 2.

11.	Capital expenditures

The RAI Group recorded cash capital expenditures of $206 million, $174 million and $204 million in 2016, 2015 and 2014, respectively. Of the 2016 amount, $130 million related to RJR Tobacco, $12 million related to Santa Fe and $22 million related to American Snuff. During the year ending 31 December 2017, capital expenditures, primarily on non-discretionary business requirements, are planned to be $140 million to $160 million for RJR Tobacco, $5 million to $15 million for Santa Fe and $15 million to $25 million for American Snuff. Other capital investments include upgrading corporate and manufacturing facilities and information management infrastructure. Capital expenditures are funded primarily by cash flows from operations. The RAI Group’s capital expenditure programmes are expected to continue at a level sufficient to support their strategic and operating needs. There were no material long-term commitments for capital expenditures as at 31 December 2016.

12.	Retirement benefits

RAI assesses the asset allocation and investment strategy of its pension plans and phases in appropriate changes to balance funded status, interest rate risk and asset returns. These changes will reduce the pension fund’s exposure to equities and increase exposure to fixed income. As a result of changes to the asset allocation and investment strategy, RAI’s expected long-term return on pension assets (“ELTRA”) was 6.82% in 2016, 6.83% in 2015, and 7.13% in 2014 and will be 7.07% in 2017. Asset performance, changes in assumptions and the discount rate may impact the funded status of RAI’s pension plans.

RAI contributed $335 million to its pension plans and $66 million to its postretirement plans in 2016. During 2017, RAI expects to contribute $111 million to its pension plans and $78 million to its postretirement plans.

13.	Income taxes

As at 31 December 2016, RAI had a net long-term deferred tax liability of $9.6 billion.

As at 31 December 2016, no valuation allowance was established on deferred tax assets as RAI believes it is more likely than not that the deferred tax assets will be realised through the generation of future taxable income. As at 31 December 2015, RAI had recorded a valuation allowance of $8 million to fully offset the deferred tax assets attributable to its Puerto Rico subsidiaries. In 2016, reorganisation of the Puerto Rico business in connection with the Lorillard Merger and the Divestiture resulted in the $8 million valuation allowance being reversed.

On 18 December 2015, the Protecting Americans from Tax Hikes (PATH) Act was signed into law. The PATH Act extends the research credit permanently, retroactive to 1 January 2015. The PATH Act did not significantly impact the RAI Group’s annual effective income tax rate in 2015.

On 19 December 2014, the Tax Increase Prevention Act of 2014 (“TIPA”), was signed into law. The TIPA retroactively reinstated and extended the Federal Research and Development Tax Credit from 1 January 2014 to 31 December 2014. The impact of the TIPA did not significantly impact the RAI Group’s annual effective income tax rate in 2014.

14.	Litigation and settlements

As discussed in note 13 to the 2016 RAI Financial Statements at Appendix 2, various legal proceedings or claims, including litigation claiming cancer and other diseases, as well as addiction, have resulted from the use of, or exposure to, the RAI Group’s products, and seeking damages in amounts ranging into the hundreds of millions or even billions of US dollars, are pending or may be instituted against Reynolds Defendants. Unfavourable judgments have been returned in a number of tobacco-related cases and state enforcement actions. As at 31 December 2016, RJR Tobacco had paid approximately $239 million since 1 January 2014, related to unfavourable smoking and health litigation judgments.

The RAI Group’s consolidated balance sheet as at 31 December 2016 contains accruals for certain individual Engle Progeny cases. Other accruals include an amount for the estimated costs of the corrective communications in the US Department of Justice case. For a more complete description of the Engle Progeny cases and US Department of Justice case, see “— Litigation Affecting the Cigarette Industry — Overview”, “— Engle and Engle Progeny Cases” and “— Health-Care Cost Recovery Cases — US Department of Justice Case “ in note 13 to the 2016 RAI Financial Statements at Appendix 2.

RAI’s management continues to conclude that the loss of any particular tobacco-related litigation claim against Reynolds Defendants, or the loss of any particular claim concerning the use of smokeless tobacco products against American Snuff Co., when viewed on an individual case-by-case basis, is not probable or estimable except for certain Engle Progeny cases, as described in “— Litigation Affecting the Cigarette Industry — Overview” in note 13 to the 2016 RAI Financial Statements at Appendix 2. Reynolds Defendants believe that they have valid bases for appeal of adverse verdicts in their pending cases and valid defences to all actions, and intend to defend all actions vigorously. Nonetheless, the possibility of material losses related to tobacco-related litigation is more than remote. Litigation is subject to many uncertainties, and generally it is not possible to predict the outcome of the litigation pending against Reynolds Defendants, or to reasonably estimate the amount or range of any possible loss. Moreover, notwithstanding the quality of defences available to it and its affiliates in tobacco-related litigation matters, it is possible that the RAI Group’s consolidated results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending or future litigation matters or difficulties in obtaining the bonds required to stay execution of judgments on appeal.

In 1998, RJR Tobacco Company, Lorillard Tobacco, B&W, SFNTC and the other major US cigarette manufacturers entered into the MSA with attorneys general representing most US states, territories and possessions. The State Settlement Agreements, of which the MSA is the most wide-reaching, impose a perpetual stream of future payment obligations on RJR Tobacco Company and the other major US cigarette manufacturers and place significant restrictions on their ability to market and sell cigarettes in the future. The State Settlement Agreements have materially adversely affected RJR Tobacco’s shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJR Tobacco in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in US cigarette sales in the premium and value categories, RJR Tobacco’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

RJR Tobacco Company and Lorillard Tobacco disputed a total of $5.6 billion and $1.2 billion, respectively, with respect to the NPM Adjustment, for the years 2003 through 2014.

In 2012, RJR Tobacco Company, Lorillard Tobacco, certain other PMs, including SFNTC, and certain settling states entered into a NPM Adjustment Claim Term Sheet that sets forth terms for resolving accrued and potential NPM Adjustment claims for 2003 through 2012. The NPM Adjustment Claim Term Sheet also set forth a restructured NPM Adjustment process to be applied to future volume years, starting with the 2013 volume year. Under the NPM Adjustment Claim Term Sheet settlement, RJR Tobacco Company and SFNTC are to collectively receive more than $1.1 billion in credits, a majority of which have been applied to their MSA payments in 2014 through 2016, with the remainder to be applied against its 2017 and 2018 MSA payments. Credits are recognised when RJR Tobacco Company and Santa Fe meet the performance requirements associated with the NPM Adjustment Claim Term Sheet. Credits recognised in a given year are available to offset the payments made in April of the following year.

In September 2013, the Arbitration Panel ruled six states had not diligently enforced their qualifying statutes in 2003 related to the NPM Adjustment. Two of the six states subsequently joined the NPM Adjustment Claim Term Sheet in 2014. In 2015, three of the states dropped their challenge of the finding of non-diligence and in 2016, the remaining state dropped its challenge. As such, a portion of the potential recovery from those states was certain and estimable and RJR Tobacco recognised the appropriate credits in those years. A final issue regarding the judgment reduction method adopted by the Arbitration Panel was being contested in these four states. In 2016, the US Supreme Court denied RJR Tobacco Company’s petition for writ of certiorari against two states, thus eliminating RJR Tobacco Company’s remaining recovery from these states. The final outcome in the remaining two states is uncertain.

In October 2015, RJR Tobacco Company, SFNTC and certain other PMs entered into the NY Settlement Agreement to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolved NPM Adjustment claims related to payment years from 2004 through 2014, providing RJR Tobacco Company and SFNTC, collectively, with credits of approximately $290 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information related to the State Settlement Agreements, see “— Cost of Products Sold” in note 1 and “— Litigation Affecting the Cigarette Industry — State Settlement Agreements —Enforcement and Validity; Adjustments”, in note 13 to the 2016 RAI Financial Statements at Appendix 2.

15.	Governmental activity

The marketing, sale, taxation and use of tobacco products have been subject to substantial regulation by government and health officials for many years. Various state governments have adopted or are considering, among other things, legislation and regulations that would:

•	significantly increase their taxes on tobacco products;

•	restrict displays, advertising and sampling of tobacco products;

•	raise the minimum age to possess or purchase tobacco products;

•	restrict or ban the use of menthol in cigarettes or prohibit mint or wintergreen as a flavour in smokeless tobacco products and vapour products;

•	require the disclosure of ingredients used in the manufacture of tobacco products;

•	require the disclosure of nicotine yield information for cigarettes;

•	impose restrictions on smoking and vaping in public and private areas; and

•	restrict the sale of tobacco products directly to consumers or other unlicensed recipients, including by mail or over the Internet.

Together with substantial increases in state and federal taxes on tobacco products, and the granting to the FDA of broad authority over the manufacture, sale, marketing and packaging of tobacco products, these developments have had and will likely continue to have an adverse effect on the sale of tobacco products. Products that are alternatives to traditional tobacco products also have become subject to increasing regulation. For example, in addition to the regulation by the FDA of e-cigarettes, as described below, various states have adopted, or are considering adoption of taxes on e-cigarettes, restrictions on the promotion and distribution of e-cigarettes, and tamper resistant and child resistant packaging requirements for e-cigarettes.

16.	Taxation

16.1	General

Cigarettes and other tobacco products are subject to substantial taxes in the United States. As a result of a 2009 federal law which increased taxes on cigarettes and other tobacco products:

•	the federal excise tax per pack of 20 cigarettes is $1.01; and

•	the federal excise tax rate for chewing tobacco is $0.5033 per pound, and for snuff is $1.51 per pound.

Currently, there is no federal tax on vapour products, such as e-cigarettes.

On 9 February 2016, President Obama released a budget in which he proposed increasing the federal excise tax: on a pack of cigarettes from $1.01 to $1.95; for snuff from $1.51 per pound to $2.93 per pound; and for chewing tobacco from $0.5033 per pound to $0.98 per pound. These proposed tax increases would fund a new initiative for pre-kindergarten education for lower-income children. RAI believes that such tax increases would have an adverse impact on the sale of tobacco products by the RAI Group and could have a material adverse effect on the results of operations, cash flows or financial position of the RAI Group, including impairment of the value of its operating subsidiaries’ trademarks.

16.2	Cigarettes

The 2009 federal excise tax increase on tobacco products increased taxes on ready-made cigarettes, such as those made by RJR Tobacco Company and SFNTC, at a much higher rate than taxes on loose tobacco. As a result of that tax disparity, the number of retailers selling loose tobacco and operating roll-your-own machines, allowing consumers to convert the loose tobacco into finished cigarettes, greatly increased following the 2009 federal tax hike on tobacco products. On 6 July 2012, President Obama signed into law a provision classifying retailers which operate roll-your-own machines as cigarette manufacturers, and thus requiring those retailers to pay the same tax rate as other cigarette manufacturers. As at 31 December 2016, 26 states also had passed legislation classifying retailers operating roll-your-own machines as cigarette manufacturers.

All states and the District of Columbia currently impose cigarette excise taxes at levels ranging from $0.17 per pack in Missouri to $4.35 per pack in New York. As at 31 December 2016, the weighted average state cigarette excise tax per pack, calculated on a 12-month rolling average basis, was approximately $1.39, compared with the 12-month rolling average of $1.34 as at 31 December 2015. Certain city and county governments, such as New York, Philadelphia and Chicago, also impose substantial excise taxes on cigarettes sold in those jurisdictions. During 2016, 23 states proposed increases in their respective cigarette excise taxes, with increases being adopted in four states (Louisiana, Pennsylvania, West Virginia and California) and failing in 19 states. In connection with the November 2016 general election, California approved a ballot proposal increasing, effective 1 April 2017, that state’s cigarette excise tax per pack from $0.87 to $2.87. Ballot proposals in Colorado, Missouri and North Dakota to increase those states’ respective cigarette excise taxes failed in the November 2016 general election. If the foregoing California cigarette excise tax increase had been in effect as at 31 December 2016, the weighted average state cigarette excise tax per pack, calculated on a 12-month rolling average basis, would have been $1.526, instead of $1.39.

Six states now require nonparticipating manufacturers to pay a fee on each pack of cigarettes sold in their respective states, ranging from $0.25 per pack in Alaska to $0.55 per pack in Texas.

The Texas equity fee has been challenged by a coalition of small tobacco manufacturers. This group asserts that the Texas fee violates the Texas Constitution’s “Equal and Uniform” Clause, as well as the Equal Protection and Due Process Clauses of the US Constitution. On 15 November 2013, a state trial court in Texas declared the equity fee unconstitutional and enjoined the state from “assessing, collecting, and enforcing” the fee. The State of Texas appealed the court’s order. In doing so, enforcement of the trial court’s order, including the injunction, is suspended. On 15 August 2014, the three-judge panel unanimously affirmed the ruling, and on 29 October 2014, the State of Texas filed its petition for review with the Texas Supreme Court. On 1 April 2016, the Texas Supreme Court reversed the Texas Court of Appeals, and ruled that the Texas equity fee legislation does not violate the Equal and Uniform Clause of the Texas constitution. The Texas Supreme Court remanded the case back to the Texas Court of Appeals for that court to consider the non-settling manufacturers’ remaining challenges to the equity fee. On 20 June 2016, claimants filed a motion for rehearing with the Texas Supreme Court. That motion was denied. After the case was remanded back to the Texas Court of Appeals, both the claimants and the State of Texas filed supplemental briefs with the court. Further proceedings before the Texas Court of Appeals are anticipated.

16.3	Smokeless

As at 31 December 2016, all states and the District of Columbia subject smokeless tobacco products to excise taxes, as summarised below:

•	26 states taxed moist snuff on an ad valorem basis, at rates ranging from 5% in South Carolina to 210% in Massachusetts;

•	21 states and the District of Columbia had weight-based taxes on moist snuff, ranging from $0.02 for cans weighing between 5/8 of an ounce and 1 5/8 ounces in Alabama to $2.02 per ounce in Maine; and

•	two states imposed a unit tax on moist snuff: Kentucky with a tax of $0.19 per unit, and Washington, with a tax of $2.526 per unit for units weighing 1.2 ounces or less and a proportionate amount above that weight. In addition, Minnesota imposed a tax on moist snuff at a rate equal to the greater of (i) 95% of the wholesale price and (ii) generally, the tax equal to the rate imposed on a pack of 20 cigarettes.

During 2016, 16 states proposed increases in, or in the case of Pennsylvania, proposed to adopt for the first time, excise taxes on smokeless tobacco products, with such increases being adopted in three states (Pennsylvania, West Virginia and, effective as at 1 July 2017, California), failing in 11 states and remaining pending, as at 31 December 2016, in two states.

16.4	Vapour products

As at 31 December 2016, six states and the District of Columbia imposed a tax on vapour products, such as e-cigarettes, as follows: Minnesota, which taxes vapour products at the same rate as it taxes smokeless tobacco products; Louisiana, North Carolina, Kansas and West Virginia, which tax vapour products at a per fluid millilitre rate of $0.05, $0.05, $0.20 and $0.075, respectively; and Pennsylvania and the District of Columbia, which tax vapour products on an ad valorem basis at a 40% rate and 70% rate, respectively. Further, during 2016, 20 states proposed taxes on vapour products, including, in some cases, implementing a tax on a per fluid millilitre basis, taxing vapour products on the same basis as “other tobacco products” and, in other cases, taxing vapour products at a rate equivalent to cigarette excise taxes. Such legislation was adopted in three states (Pennsylvania, West Virginia and, effective 1 April 2017, California), and failed in 17 states.

17.	Federal regulation - general

In 1964, the Report of the Advisory Committee to the Surgeon General of the US Public Health Service concluded that cigarette smoking was a health hazard of sufficient importance to warrant appropriate remedial action. Since 1966, federal law has required a warning statement on cigarette packaging, and cigarette advertising in other media also is required to contain a warning statement. Since 1971, television and radio advertising of cigarettes has been prohibited in the United States.

The warnings currently required on cigarette packages and advertisements are:

•	“SURGEON GENERAL’S WARNING: Smoking Causes Lung Cancer, Heart Disease, Emphysema, And May Complicate Pregnancy;”

•	“SURGEON GENERAL’S WARNING: Quitting Smoking Now Greatly Reduces Serious Risks to Your Health;”

•	“SURGEON GENERAL’S WARNING: Smoking By Pregnant Women May Result in Fetal Injury, Premature Birth, And Low Birth Weight;” and

•	“SURGEON GENERAL’S WARNING: Cigarette Smoke Contains Carbon Monoxide.”

As noted below, the FDA has proposed regulations that would revise the foregoing warnings.

Since the initial report in 1964, the Secretary of Health, Education and Welfare, now the Secretary of Health and Human Services, and the US Surgeon General have issued a number of other reports which purport to find the nicotine in cigarettes addictive and to link cigarette smoking and exposure to cigarette smoke with certain health hazards, including various types of cancer, coronary heart disease and chronic obstructive lung disease. These reports have recommended various governmental measures to reduce the incidence of smoking. In 1992, the federal Alcohol, Drug Abuse and Mental Health Act was signed into law. This act required states to adopt a minimum age of 18 for purchase of tobacco products and to establish a system to monitor, report and reduce the illegal sale of tobacco products to minors in order to continue receiving federal funding for mental health and drug abuse programmes. In 1996, the US Department of Health and Human Services announced regulations implementing this legislation. And in 2006, the US Surgeon General released a report entitled “The Health Consequences of Involuntary Exposure to Tobacco Smoke.” Among its conclusions, the report found the following: exposure of adults to second-hand smoke causes coronary heart disease and lung cancer, exposure of children to second-hand smoke results in an increased risk of sudden infant death syndrome, acute respiratory infections, ear problems and more severe asthma; and that there is no risk-free level of exposure to second-hand smoke. A follow-up report issued by the US Surgeon General in 2010, “How Tobacco Smoke Causes Disease: The Biology and Behavioural Basis for Smoking-Attributable Disease”, determined that tobacco smoke causes immediate cellular damage and tissue inflammation and that repeated exposure impedes the healing of such damage and inflammation. On 17 January 2014, the US Surgeon General issued an additional report that contends that smoking is linked to a higher number of deaths to Americans than previous estimates, and that cigarettes are a causal factor in ten conditions and diseases that had not previously been directly linked to cigarette smoking.

In December 2016, the US Surgeon General issued a report on e-cigarettes, raising public health concerns regarding the use of e-cigarettes by US youth and young adults. The report recommended that state, local, tribal, and territorial governments implement additional laws and regulations to address e-cigarette use among youth and young adults, including:

•	incorporating e-cigarettes into existing smokeless policies;

•	preventing youth access to e-cigarettes through various restrictions on sales of e-cigarettes to minors (including age verification requirements, prohibitions against self-service displays, and active enforcement of existing laws);

•	implementing taxation and other price policies for e-cigarettes;

•	increasing regulation of e-cigarette marketing by expanding evidence and facilitating the development of constitutionally feasible restrictions on such marketing; and

•	targeting youth and young adults with educational initiatives on e-cigarettes and their potential for nicotine addiction and adverse health consequences.

The report also calls for expanded federal funding of e-cigarette research efforts, including research on health risks and the impact of governmental policies on initiation and use patterns for e-cigarettes and other tobacco products. Finally, the report recommends continued surveillance of e-cigarette marketing to assess the link between exposure to e-cigarette marketing and use of these products.

In 1986, Congress enacted the Comprehensive Smokeless Tobacco Health Education Act of 1986, which, among other things, required health warning notices on smokeless tobacco packages and advertising and prohibited the advertising of smokeless tobacco products on any medium of electronic communications subject to the jurisdiction of the Federal Communications Commission. In 2009, the FDA Tobacco Act (discussed below) amended the Comprehensive Smokeless Tobacco Health Education Act of 1986 to require the following warnings on smokeless tobacco packaging and advertising, displayed randomly and as equally as possible in each 12-month period:

•	“WARNING: THIS PRODUCT CAN CAUSE MOUTH CANCER;”

•	“WARNING: THIS PRODUCT CAN CAUSE GUM DISEASE AND TOOTH LOSS;”

•	“WARNING: THIS PRODUCT IS NOT A SAFE ALTERNATIVE TO CIGARETTES;” and

•	“WARNING: SMOKELESS TOBACCO IS ADDICTIVE.”

18.	FDA Tobacco Act

18.1	General

In 2009, President Obama signed into law the FDA Tobacco Act, which grants the FDA broad authority over the manufacture, sale, marketing and packaging of tobacco products. Pursuant to the FDA Tobacco Act:

•	charitable distributions of tobacco products are prohibited;

•	statements that would lead consumers to believe that a tobacco product is approved, endorsed, or deemed safe by the FDA are prohibited;

•	pre-market approval by the FDA is required for claims made with respect to reduced risk or reduced exposure products;

•	the marketing of tobacco products in conjunction with any other class of product regulated by the FDA is prohibited;

•	tobacco manufacturers are banned from selling cigarettes with characterising flavours (other than menthol, which under the FDA Tobacco Act is specifically exempt as a characterising flavour, but the impact of which on public health will be studied as discussed below);

•	all manufacturers are required to register with the FDA their domestic manufacturing facilities as well as all cigarette and smokeless tobacco products sold in the United States;

•	the FDA reissued regulations addressing advertising and marketing restrictions that were originally promulgated in 1996 (including, among other restrictions, prohibitions on: the sale of cigarettes and smokeless tobacco products to persons under the age of 18; the sale of packages of cigarettes with less than 20 cigarettes; the distribution of free samples of cigarettes; and brand name sponsorship of any athletic, musical or other social/cultural events);

•	manufacturers were required to produce health-related documents generated from and after 22 June 2009 through 31 December 2009 (the FDA has interpreted the FDA Tobacco Act as establishing an ongoing requirement to submit health-related documents; however, the FDA has not yet established a timetable for further production);

•	manufacturers are required to make by-brand ingredient submissions, place different and larger warnings on packaging and advertising for smokeless tobacco products and eliminate the use of descriptors on tobacco products, such as “low-tar” and “lights”;

•	the FDA issued a final regulation for the imposition of larger, graphic health warnings on cigarette packaging and advertising, which was scheduled to take effect 22 September 2012, but the FDA is currently enjoined from enforcing such regulation;

•	as described in greater detail below, new or modified products introduced in the market after 15 February 2007, are subject to certain FDA clearance requirements;

•	the FDA announced that it would inspect every domestic establishment that manufactured cigarettes, cigarette tobacco, roll-your-own tobacco or smokeless tobacco products once in a two-year cycle beginning 1 October 2011;

•	in April 2012, the FDA issued draft guidance on: (i) the reporting of harmful and potentially harmful constituents in tobacco products and tobacco smoke pursuant to Section 904(a)(3) of the FDA Tobacco Act, and (ii) preparing and submitting applications for modified risk tobacco products pursuant to Section 911 of the FDA Tobacco Act; and

•	in December 2016, the FDA issued a revised final guidance document entitled, “Demonstrating the Substantial Equivalence of a New Tobacco Product: Response to Frequently Asked Questions (Edition 3)”. The revised guidance was the result of a decision by the United States District Court for the District of Columbia finding that the FDA’s prior guidance that labelling changes trigger the requirement for premarket review contradicts the language of the FDA Tobacco Act and exceeds the agency’s authority. However, the court ruled that the FDA could require a premarket review submission for a product quantity change, as such a change would constitute a “new” tobacco product.

The FDA Tobacco Act grants the FDA the authority to impose broad additional restrictions. On a going forward basis, the FDA:

•	will require manufacturers to test ingredients and constituents identified by the FDA and disclose this information to the public;

•	will prohibit use of tobacco containing a pesticide chemical residue at a level greater than allowed under Federal law;

•	will establish “good manufacturing practices” to be followed at tobacco manufacturing facilities;

•	may place more severe restrictions on the advertising, marketing and sale of tobacco products; and

•	may require the reduction of nicotine and the reduction or elimination of other constituents.

Pursuant to the foregoing authority, the FDA has proposed a rule that, if adopted, would require the reduction, over a three-year period, of the levels of N-nitrosonornicotine (NNN) contained in smokeless tobacco products. The adoption of this proposed rule is currently suspended by virtue of a federal regulatory freeze imposed by the US President. It is not known whether or when this proposed rule will be adopted, and, if adopted, whether the final rule will be the same as or similar to the proposed rule. If the proposed rule is adopted, however, in its current form (or in a form substantially similar to its current form), management expects that compliance or the inability to comply could have a material adverse effect on the results of operations, cash flows and financial position of American Snuff and RAI.

The US Congress did limit the FDA’s authority in two areas, prohibiting it from:

•	banning all tobacco products; and

•	requiring the reduction of nicotine yields of a tobacco product to zero.

In 2009, a “Center for Tobacco Products” (“CTP”) was established within the FDA, funded through quarterly user fees that are assessed against tobacco product manufacturers and importers based on market share. The total amount of user fees to be collected over the first ten years is expected to be approximately $5.4 billion.

Within the CTP, TPSAC was established on 22 March 2010, to provide advice, information and recommendations with respect to the safety, dependence or health issues related to tobacco products.

The TPSAC is scheduled to meet periodically to address matters brought to it by the CTP as well as those required of it by the FDA Tobacco Act, including:

•	a recommendation on modified risk applications;

•	a recommendation as to whether there is a threshold level below which nicotine yields do not produce dependence;

•	a report on the impact of the use of menthol in cigarettes on the public health; and

•	a report on the impact of dissolvable tobacco products on the public health.

18.2	Potential regulation of menthol

At a meeting held on 18 March 2011, the TPSAC presented its final report on the use of menthol, which concluded that removal of menthol cigarettes from the marketplace would benefit public health in the United States. On 24 July 2013, the FDA issued a report detailing its own preliminary scientific evaluation of public health issues related to the use of menthol in cigarettes, including a determination that there is likely a public health impact of menthol in cigarettes. The FDA’s report found that the weight of the evidence supports the conclusion that menthol in cigarettes is associated with:

•	increased initiation among youth and young adults;

•	reduced success in smoking cessation; and

•	increased dependence.

The report found that menthol in cigarettes is not associated with:

•	increased smoke toxicity;

•	increased levels of biomarkers of exposure; or

•	increased disease risk.

The FDA concurrently published in the Federal Register an Advance Notice of Proposed Rulemaking (the “ANPRM”) to obtain information related to the potential regulation of menthol in cigarettes. The ANPRM sought comments from interested stakeholders on the FDA’s preliminary evaluation, as well as any data, research, or other information on various topics, including, but not limited to:

•	potential product standards for menthol and the potential period for compliance with such standards;

•	potential restrictions on the sale and/or distribution of menthol products; and

•	evidence regarding illicit trade in menthol cigarettes (including the public health impact thereof) should the use of menthol in cigarettes be restricted or banned.

In November 2013, the RAI Group submitted comments on the ANPRM. The FDA will evaluate all comments it has received from interested stakeholders in response to the ANPRM, as the agency considers whether to require additional standards or restrictions with respect to menthol cigarettes. The FDA Tobacco Act does not require the FDA to adopt any such standards or restrictions. Any rule that the FDA may propose will be subject to a 60-day comment period, and may only become effective at least one year after the rule’s adoption. If the FDA were to adopt a rule banning or severely restricting the use of menthol in cigarettes, such rule could have an adverse effect on the sale of the RAI Group’s products containing menthol and, as a result, on the results of operations, cash flows and financial position of the RAI Group.

On 25 February 2011, RJR Tobacco Company, Lorillard, Inc. and Lorillard Tobacco jointly filed in the US District Court for the District of Columbia a lawsuit, Lorillard, Inc. v. US Food and Drug Administration, challenging the composition of the TPSAC. For additional information concerning this case, see “— Litigation Affecting the Cigarette Industry — Other Litigation and Developments — FDA Litigation” in note 13 to the 2016 RAI Financial Statements at Appendix 1.

At a meeting on 1 March 2012, the TPSAC presented to the FDA its final report and recommendations with respect to dissolvable tobacco products. The FDA will consider the report and recommendations and determine what future action, if any, is warranted with respect to dissolvable tobacco products. There is no timeline or statutory requirement for the FDA to act on the TPSAC’s recommendations.

18.3	Final deeming regulation

On 10 May 2016, the FDA issued a final regulation (the “Final Rule”) deeming all products that meet the FDA Tobacco Act’s definition of “tobacco product” to be subject to the FDA’s regulatory authority under the FDA Tobacco Act. The Final Rule became effective as at 8 August 2016, though each requirement of the Final Rule has its own compliance date. Such newly “deemed” tobacco products subject to the FDA Tobacco Act include, among others, electronic nicotine delivery systems (including e-cigarettes, e-hookah, e-cigars, vape pens, advanced refillable personal vapourisers, electronic pipes and e-liquids mixed in vape shops), certain dissolvable tobacco products, cigars, and pipe tobacco. In addition, “components” and “parts” (e.g., batteries), but not “accessories” (e.g., lighters, pipe pouches), of newly deemed products are themselves subject to the FDA Tobacco Act by virtue of the Final Rule.

Deemed products are subject to the provisions of the FDA Tobacco Act to which currently regulated tobacco products have been subject since the FDA Tobacco Act’s adoption in 2009, including: adulteration and misbranding provisions; requirements relating to ingredient listing and reporting of harmful and potentially harmful constituents; registration of tobacco product manufacturing establishments and product listing; restrictions against the sale and distribution of products with modified risk descriptions (such as use of “light”, “low”, and “mild”); prohibition on the distribution of free samples; a required health warning; and, as described in more detail below, premarket review requirements.

The “grandfather” date under the Final Rule for newly deemed products remains the same as the “grandfather” date for those tobacco products already subject to the FDA Tobacco Act – 15 February 2007. Any tobacco product that was not legally marketed as at 15 February 2007 will be considered a new tobacco product subject to premarket review by the FDA.

The FDA has recognised that few, if any, e-cigarettes were on the market as at 15 February 2007, but thousands of such products (including RJR Vapor’s VUSE Digital Vapor Cigarette) subsequently have entered into commerce. To address this issue, the FDA has established a compliance policy regarding its premarket review requirements for all newly deemed tobacco products that are not grandfathered products, but that were on the market as at 8 August 2016. For these products, the FDA will allow such products to remain on the market so long as the manufacturer has filed the appropriate premarket review application by the applicable deadline: Substantial Equivalence Exemption Report – 8 August 2017; Substantial Equivalence Report – 8 February 2018; and Premarket Tobacco Product Application (“PMTA”) – 8 August 2018. During the third quarter, and prior to 8 August 2016, RJR Vapor introduced into the market additional newly deemed tobacco products.

RJR Vapor intends to file a PMTA with respect to VUSE and certain other of its e-cigarette products. Further, RAI believes that substantially all other e-cigarette manufacturers likewise will be unable to use the substantial equivalence pathway to obtain FDA clearance of their respective e-cigarettes, but instead, will be required to file PMTAs to obtain FDA clearance of such products. Based on the FDA’s draft guidance setting forth the type of evidence that must be included within a premarket review application, RJR Vapor expects the costs of preparing a PMTA to be significant, and a cost more easily borne by larger manufacturers.

In order for the FDA to clear a PMTA covering an e-cigarette, the applicant must show that the marketing of such e-cigarette would be appropriate for the protection of the public health. Under the FDA Tobacco Act, whether a tobacco product is appropriate for the protection of the public health is to be determined “…with respect to the risks and benefits to the population as a whole, including users and nonusers of the tobacco product, and taking into account – (i) the increased or decreased likelihood that existing users of tobacco products will stop using such products; and (ii) the increased or decreased likelihood that those who do not use tobacco products will start using such products”. In draft guidance issued by the FDA, the agency has stated that to completely assess whether a PMTA shows that a product is appropriate for the protection of the public health, the “FDA will look at the product in the context of the current tobacco product market. FDA can do this by understanding the spectrum of risk of currently available tobacco products and assessing the new product within that spectrum”. At present, there is substantial uncertainty over how the FDA will apply the foregoing principles in practice when determining whether to clear an e-cigarette PMTA. To date, few PMTAs have been filed, and the only PMTAs that the FDA has cleared relate to snus products of other manufacturers.

As part of its compliance policy, the FDA has stated that for any product for which the appropriate premarket review application has been timely filed, the manufacturer may continue to market the product for an additional year from the deadline for filing the appropriate application (i.e., 8 August 2019 for PMTAs) while the FDA reviews the application. If the FDA rejects the premarket review application (even if the rejection occurs prior to the end of the one-year period), then the manufacturer must immediately remove that product from commerce. At the end of the one-year compliance period, if the product has not yet been given market authorisation, the Final Rule authorises the FDA to take enforcement action. However, if review of a pending premarket review application is substantially complete and the manufacturer has provided all required information, then the FDA may defer enforcement for a reasonable time period on a case-by-case basis. For deemed products that were not on the market as at 8 August 2016, the above compliance policy does not apply and, instead, manufacturers must file the appropriate premarket review application and obtain FDA clearance before marketing such product.

18.4	FDA warning letter to SFNTC

On 27 August 2015, the FDA sent a warning letter to SFNTC claiming that SFNTC’s use of the terms “Natural” and “Additive Free” in the product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes violates the Modified Risk Tobacco Products provision of the FDA Tobacco Act. Following discussions between the parties, on 23 January 2017 the FDA and SFNTC reached an agreement whereby, among other things, SFNTC committed to phasing out use of the terms “Natural” and “Additive Free” from product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes on an established timeframe. The agreement also specifies that SFNTC may continue to use the term “Natural” in the NATURAL AMERICAN SPIRIT brand name and trademarks. SFNTC’s scheduled deletion of the terms “Natural” and “Additive Free” from the labelling and advertising of its NATURAL AMERICAN SPIRIT cigarettes could have an adverse effect on the sale of such cigarettes and, as a result, on the results of operations, cash flows and financial position of SFNTC and the RAI Group.

18.5	Premarket review

The RAI Group’s strategy of focusing on innovation to help transform the tobacco industry is dependent on its operating companies’ ability to introduce new products into the market. For a manufacturer to launch a new product or modify an existing one after 22 March 2011, the FDA Tobacco Act requires a manufacturer to file one of three types of product applications (a new product application, a substantial equivalence application or a substantial equivalence exemption application) with the CTP, depending on the type and level of change being sought. In all cases, however, the manufacturer may not market the new or modified product in the United States until the CTP issues a marketing order, allowing the product to be marketed. Although the FDA Tobacco Act has now been in effect for more than six years, uncertainty remains as to the timing of the review and the requirements for clearance of new or modified tobacco products introduced in the market after 22 March 2011. These uncertainties, in conjunction with the clearance requirement itself, could have an adverse impact on the ability of the RAI Group to innovate in the future.

Similarly, a manufacturer that introduced a new tobacco product or modified a tobacco product between 15 February 2007 and 22 March 2011, was required to file a substantial equivalence report with the CTP, demonstrating either (i) that the new or modified product had the same characteristics as a product commercially available as at 15 February 2007, referred to as a predicate product, or (ii) if the new or modified product had different characteristics than the predicate product, that it did not raise different questions of public health. A product subject to such report is referred to as a provisional product. A manufacturer may continue to market a provisional product unless and until the CTP issues an order that the provisional product is not substantially equivalent, in which case the FDA could then require the manufacturer to remove the provisional product from the market. On 15 September 2015, the CTP issued four Not Substantially Equivalent orders (the “NSE orders”) to RJR Tobacco Company, determining that four cigarette styles are not substantially equivalent to their respective predicate products, and ordering that RJR Tobacco Company immediately stop all distribution, importation, sale, marketing and promotion of these provisional products. RJR Tobacco has complied with these NSE orders.

As with new or modified tobacco products introduced after 22 March 2011, uncertainty remains over the timing of review of substantial equivalence reports for provisional products. Moreover, although the sales of the provisional products subject to the NSE orders described in the preceding paragraph are not material to RJR Tobacco Company, substantially all of the RAI Group’s products currently on the market are provisional products. If the CTP were to issue NSE orders with respect to other provisional products of the RAI Group, such orders, if not withdrawn or invalidated, would have a material adverse impact on the sales of the products subject to the orders, and could have an adverse impact on the results of operations, cash flows and financial position of the RAI Group.

19.	Other matters

All 50 states and a large number of local jurisdictions have introduced or enacted legislation imposing various restrictions on public smoking. Additionally, many employers have initiated programmes restricting or eliminating smoking in the workplace. A number of states have enacted legislation designating a portion of increased cigarette excise taxes to fund anti-smoking programmes, health-care programmes or cancer research. In addition, educational and research programmes addressing health-care issues related to smoking are being funded from industry payments made or to be made under settlements with state attorneys general. Federal law prohibits smoking in scheduled passenger aircraft, and the US Interstate Commerce Commission has banned smoking on interstate passenger buses. Certain common carriers have imposed additional restrictions on passenger smoking.

In July 2007, the State of Maine became the first state to enact a statute that prohibits the sale of cigarettes and cigars that have a characterising flavour. The legislation defines characterising flavour as “a distinguishable taste or aroma that is imparted to tobacco or tobacco smoke either prior to or during consumption, other than a taste or aroma from tobacco, menthol, clove, coffee, nuts or peppers”. As at 31 December 2016, New Jersey was the only other state that had adopted a statute banning the sale of cigarettes containing certain characterising flavours; the New Jersey statute exempts menthol from the prohibition. Since Maine’s adoption of such legislation, numerous counties and municipalities have adopted laws prohibiting or restricting the sale of certain tobacco products containing “characterising flavours.” The scope of these laws varies from jurisdiction to jurisdiction; for example, some, but not all, of these laws exempt menthol from the definition of a “characterising flavour”, and certain laws apply to tobacco products other than cigarettes. The “characterising flavour” ordinances in New York City, and Providence, Rhode Island were each challenged on the grounds, among others, that the FDA Tobacco Act pre-empts such local laws. The US Courts of Appeals for the Second Circuit and First Circuit have held that the FDA Tobacco Act does not pre-empt the New York City and Providence, Rhode Island ordinances, respectively.

A price differential (principally resulting from different tax rates) exists between tobacco products manufactured for sale abroad and tobacco products manufactured for sale in the United States. Consequently, a market has developed for tobacco products manufactured for sale abroad, but instead diverted for sale in the United States at prices substantially lower than tobacco products produced for sale in the United States. Furthermore, within the United States, tobacco products are often purchased in states having low excise taxes and then resold illegally in states having higher excise taxes. These smuggling activities are often conducted by criminal organisations on a large scale. The sale of diverted or smuggled tobacco products is unlawful, and facilitates the sale of tobacco products to underage persons — undermining a key objective of the RAI Group to prevent youth access to tobacco products. In addition, smuggling activities adversely impact the sale of tobacco products by the RAI Group by: disrupting the contractual relationships between the RAI Group and their wholesalers and retailers; damaging the equity of the brands sold by the RAI Group in terms of the pricing and positioning of those brands; injuring the reputation of the RAI Group by wrongly associating their brands with illegal smuggling activity; and making it difficult for retailers located in high tax jurisdictions to sell the products of the RAI Group, given the competitive price advantage that smuggled products have in such jurisdictions. The RAI Group undertakes a variety of actions to help combat illicit trade in tobacco products, including (i) promoting greater awareness among government officials, law enforcement and the public of the problem, (ii) supporting law enforcement investigations of illicit trade in tobacco products, and (iii) supporting legislative efforts to increase both the enforcement of anti-illicit trade laws and the penalties for the violations of such laws.

RJR Tobacco Company expects to benefit from certain state legislative activity aimed at levelling the playing field between PMs under the MSA and nonparticipating manufacturers (“NPMs”) under the MSA. Forty-six states have passed legislation to ensure NPMs are making required escrow payments. Under this legislation, a state would only permit distribution of brands by manufacturers who are deemed by the states to be MSA-compliant or that are making required escrow payments. Failure to make escrow payments could result in the loss of an NPM’s ability to sell tobacco products in a respective state.

Additionally, 45 states have enacted legislation that closes a loophole in the MSA. The loophole allows NPMs that concentrate their sales in a single state, or a limited number of states, to recover most of the funds from their escrow accounts. To obtain the refunds, the manufacturers must establish that their escrow deposit was greater than the amount the state would have received had the manufacturer been a “subsequent participating manufacturer” under the MSA, that is, the state’s “allocable share”. The National Association of Attorneys General (“NAAG”) has endorsed adoption of the allocable share legislation needed to eliminate this loophole.

Forty-two states by statute or court rule have limited, in at least some circumstances, the amount of the bond required to stay execution of an adverse judgment pending an appeal in state court. The limitation on the amount of such bonds ranges generally from $1 million to $150 million. In five states and Puerto Rico, the filing of a notice of appeal automatically stays the judgment of the trial court. For information regarding the bonding requirements applicable to Engle Progeny cases, see “— Litigation Affecting the Cigarette Industry — Engle and Engle Progeny Cases” in note 13 to the 2016 RAI Financial Statements at Appendix 2.

In 2003, the World Health Organization adopted a broad tobacco-control treaty, the Framework Convention on Tobacco Control, which entered into force in February 2005. The treaty recommends and requires enactment of legislation establishing specific actions to prevent youth smoking, restrict and gradually eliminate tobacco products marketing, provide greater regulation and disclosure of ingredients, increase the size and scope of package warning labels to cover at least 30% of each package and include graphic pictures on packages. The United States was an original signatory to the treaty. The treaty, however, has not been referred to, or ratified by, the US Senate and, as a result, the United States is not a party to the treaty. Ratification of the treaty by the United States could lead to broader regulation of the industry.

The FDA Tobacco Act could result in a decrease in cigarette, smokeless tobacco product and e-cigarette sales in the United States, including sales of RJR Tobacco Company’s, American Snuff Co.‘s, SFNTC’s and RJR Vapor’s brands, that, together with increased costs incurred by the RAI Group arising from the FDA Tobacco Act, could have a material adverse effect on the RAI Group’s financial condition, results of operations and cash flows. It is not possible to determine what additional federal, state or local legislation or regulations relating to smoking or cigarettes will be enacted or to predict the effect of new legislation or regulations on RJR Tobacco Company, SFNTC or the cigarette industry in general, but any new legislation or regulations could have an adverse effect on RJR Tobacco Company, SFNTC or the cigarette industry in general. Similarly, it is not possible to determine what additional federal, state or local legislation or regulations relating to smokeless tobacco products or e-cigarettes will be enacted or to predict the effect of new regulations on American Snuff Co. or smokeless tobacco products in general, or on RJR Vapor or e-cigarettes in general, as the case may be, but any new legislation or regulations could have an adverse effect on American Snuff Co. or smokeless tobacco products in general, or on RJR Vapor or e-cigarettes in general, as the case may be.

20.	Other contingencies

For information relating to other contingencies of RAI, RJR, RJR Tobacco Company, Lorillard Tobacco, American Snuff Co., SFNTC and RJR Vapor, see “— Other Contingencies” in note 13 to the 2016 RAI Financial Statements at Appendix 2.

21.	Off-balance sheet arrangements

The RAI Group has no off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on its financial position, results of operations, liquidity, capital expenditures or capital resources.

Section B: Operating and financial review for the RAI Group for the three months ended 31 March 2017

The selected historical financial information discussed in this operating and financial review of the RAI Group has been extracted without material adjustment from Part XV (Historical Financial Information of the RAI Group). Investors should read the following discussion of the RAI Group’s financial condition and results of operations together with the rest of this Prospectus, including the financial information in Part XV (Historical Financial Information of the RAI Group) and should not rely solely on the summarised information contained in this Part XII

The following is a discussion and analysis of the RAI Group’s business, initiatives, critical accounting estimates and its consolidated results of operations and financial position for the three months ended 31 March 2017. Following the overview and discussion of business initiatives, the critical accounting estimates disclose certain accounting estimates that are material to the RAI Group’s results of operations and financial position for the periods presented in this section.

The discussion and analysis of the RAI Group’s results of operations compares the first three months of 2017 with the first three months of 2016. Disclosures related to liquidity and financial position as well as governmental activity complete management’s discussion and analysis. Investors should read this discussion and analysis of the RAI Group’s consolidated financial position and results of operations in conjunction with the financial information included in the condensed consolidated financial statements (unaudited) at Part XV (Historical Financial Information of the RAI Group).

Certain figures contained in this Part XII, including financial information, have been subject to rounding adjustments. Accordingly, in certain instances, (i) the sum or percentage change of the numbers may not conform exactly with the total figure given and (ii) the sum of the numbers in a column or row in certain tables may not conform exactly with the total figure given for that column or row.

The discussion and analysis in this Part XII contains forward-looking statements that are subject to known and unknown risks and uncertainties. Actual results and the timing of events could differ materially from those expressed or implied by such forward-looking statements as a result of various factors, including those described below and summarised in Part II (Risk Factors) and in paragraph 1 in Part III (Important Information).

1.	Overview and Business Initiatives

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The Santa Fe segment consists of the primary operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on 13 January 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of the RAI Group.

RAI has two wholly owned subsidiaries that provide support services to certain of its operating subsidiaries, the first providing, among others, legal, finance, information management and human resource services and the second providing trade marketing services, pursuant to intercompany service agreements.

In January 2016, RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with SFRTI and other international companies that distributed and marketed the brand outside the United States, to JTI Holding, in an all-cash transaction of approximately $5 billion and recognised a pre-tax gain of approximately $4.9 billion. The sale did not include the rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks in the US market, US duty-free locations, and US territories or in US military outlets, all of which were retained by SFNTC. With this transaction completed, the international rights to nearly all of the RAI Group’s cigarette trademarks are now owned by international tobacco companies.

The RAI Group’s strategy continues to focus on transforming tobacco to deliver sustainable earnings growth, strong cash flow and enhanced long-term shareholder value. This transformation strategy includes growing the core cigarette and moist-snuff businesses, focusing on innovation and engaging with adult tobacco consumers, while maintaining efficient and effective operations.

To achieve its strategy, the RAI Group encourages the migration of adult smokers to smokeless tobacco products and other non-combustible nicotine-containing products, which it believes aligns consumer preferences for new alternatives to traditional tobacco products in view of societal pressure to reduce smoking. The RAI Group facilitates this migration through innovation, including the development of digital vapour cigarettes, CAMEL Snus, heat-not-burn cigarettes and nicotine replacement therapy technologies. RAI remains committed to maintaining high standards of corporate governance and business conduct in a high-performing culture.

RAI’s largest reportable operating segment, RJR Tobacco, is the second largest tobacco company in the United States and its brands include three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and its other brands, including DORAL, MISTY and CAPRI are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco offers a smokeless tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarettes and tobacco products through arrangements with the BAT Group, and manages the export of tobacco products to US territories, US duty-free shops and US overseas military bases. In the United States, RJR Tobacco also manages the premium cigarette brands DUNHILL, which RJR Tobacco Company licenses from the BAT Group, and STATE EXPRESS 555, which RJR Tobacco Company licenses from CTBAT, a joint venture between the BAT Group and CNTC.

Santa Fe manufactures and markets premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

American Snuff is the second largest smokeless tobacco products manufacturer in the United States, and offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff. The moist snuff category is divided into premium, price-value and popular-price brands. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY, in the price-value category, and KODIAK, in the premium category.

1.1	RJR Tobacco

RJR Tobacco primarily conducts business in the highly competitive US cigarette market, which has a few large manufacturers and many smaller participants. The international rights to substantially all of RJR Tobacco’s brands were sold in 1999 to JTI, and no international rights were acquired in connection with the B&W Business Combination in 2004 or the Lorillard Merger in 2015. The US cigarette market is a mature market in which overall adult consumer demand has declined since 1981, and is expected to continue to decline. Profitability of the US cigarette industry and RJR Tobacco continues to be adversely impacted by decreases in consumption, increases in state excise taxes and governmental regulations and restrictions, such as marketing limitations, product standards and ingredients legislation.

RJR Tobacco’s cigarette brand portfolio strategy is based upon two brand categories: drive and other. The drive brands consist of two premium brands, NEWPORT and CAMEL, and the largest traditional value brand in the United States, PALL MALL. These three brands are managed for long-term market share and profit growth, and receive the vast majority of RJR Tobacco’s equity support with an emphasis on the NEWPORT and CAMEL brands. The other brand category includes the premium brand, CAPRI, and the value brands, DORAL and MISTY, along with other smaller brands. All of the other brands receive limited marketing support and are managed to maximise profitability.

The key objectives of the portfolio strategy are designed to balance the long-term market share growth and profitability of the drive brands while managing the other brands for long-term sustainability and profitability. Consistent with that strategy, RJR Tobacco continues to evaluate some of its non-core cigarette styles for potential elimination.

RJR Tobacco’s portfolio also includes CAMEL Snus, a smokeless, heat-treated tobacco product sold in individual pouches that provide convenient tobacco consumption.

Competition is based primarily on brand positioning, including price, product attributes and packaging, consumer loyalty, promotions, advertising and retail presence, as well as finding efficient and effective means of balancing market share and profit growth. Cigarette brands produced by the major manufacturers generally require competitive pricing, substantial marketing support, retail programmes and other incentives to maintain or improve market position or to introduce a new brand or brand style. Competition among the major cigarette manufacturers continues to be highly competitive and includes product innovation and expansion into smokeless tobacco categories.

RJR Tobacco is committed to building and maintaining a portfolio of profitable brands. RJR Tobacco’s marketing programmes are designed to strengthen brand image, build brand awareness and loyalty, and switch adult smokers of competing brands to RJR Tobacco brands. In addition to building strong brand equity, RJR Tobacco’s marketing approach utilises a retail pricing strategy, including discounting at retail, to defend certain brands’ shares of market against competitive pricing pressure. RJR Tobacco’s competitive pricing methods may include list price changes, discounting programmes, such as retail and wholesale buydowns, periodic price reductions, off-invoice price reductions, dollar-off promotions and consumer coupons. Retail buydowns refer to payments made to the retailer to reduce the price that consumers pay at retail. Consumer coupons are distributed by a variety of methods.

1.2	Santa Fe

Santa Fe manufactures and markets premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States. The NATURAL AMERICAN SPIRIT brand is a top ten best-selling cigarette in the United States. Competition in the cigarette category is based primarily on brand positioning, including price, product attributes and packaging, consumer loyalty, promotions, advertising and retail presence.

1.3	American Snuff

American Snuff offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff, with its GRIZZLY and KODIAK brands. The moist snuff category is divided into premium, price-value and popular-price brands. The highly competitive moist snuff category has developed many of the characteristics of the larger, cigarette market, including multiple pricing tiers, focused marketing programmes and significant product innovation.

In contrast to the declining US cigarette market, US moist snuff retail volumes grew approximately 2.5% in the twelve months ended 31 March 2017. Profit margins on moist snuff products are generally higher than on cigarette products. Moist snuff’s growth is partially attributable to cigarette smokers switching from cigarettes to smokeless tobacco products or using both.

American Snuff faces significant competition in the smokeless tobacco category. Similar to the cigarette market, competition is based primarily on brand positioning and price, as well as product attributes and packaging, consumer loyalty, promotions, advertising and retail presence.

1.4	All Other

RJR Vapor markets VUSE Digital Vapor Cigarette products, which include VUSE Solo, VUSE Fob and VUSE Vibe. VUSE is the top-selling vapour product in convenience/gas stores and is available in more than 110,000 retail outlets across the United States. Its innovative digital technology is designed to deliver a consistent flavour and vapour experience. In March 2016, RJR Vapor introduced its VUSE Fob power unit, which integrates Bluetooth® technology and offers an on-device display with information about battery and cartridge levels. RJR Vapor began national distribution, in November 2016, of its VUSE Vibe high-volume cartridge and closed-tank system with a stronger and longer-lasting battery. All production of VUSE Solo cartridges is performed at RJR Tobacco Company’s manufacturing facility, pursuant to a services agreement between RJR Tobacco Company and RJR Vapor.

As at 31 March 2017, Niconovum USA, Inc. is a marketer of a nicotine replacement therapy gum, ZONNIC, which is available in approximately 40,000 retail outlets across the United States. Niconovum AB is a marketer of nicotine replacement therapy products in Sweden under the ZONNIC brand name.

2.	Proposed Acquisition by BAT

On 16 January 2017, RAI, BAT, BATUS, and Merger Sub entered into the Merger Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into RAI, with RAI surviving as a wholly owned subsidiary of BAT.

The Proposed Acquisition has been approved by the RAI Transaction Committee, a special committee formed by the RAI board of directors, consisting of the then independent directors of RAI not designated for nomination by BAT, to evaluate the Proposed Acquisition, as required by the terms of the Governance Agreement among RAI, BAT and B&W, and by the Boards of Directors of both companies (other than in relation to the board of directors of RAI, Jerome Abelman and Ricardo Oberlander, who recused themselves from all discussion and consideration of the Proposed Acquisition).

At the effective time of the Proposed Acquisition, each RAI Share (other than any RAI Shares owned by BAT or any of its subsidiaries and by shareholders of RAI who have properly asserted and not lost or effectively withdrawn appraisal rights) will be converted into the right to receive (1) a number of BAT ADSs representing 0.5260 of a New BAT Share, plus (2) $29.44 in cash, without interest, and subject to adjustment to prevent dilution.

The Proposed Acquisition is subject to customary closing conditions, including RAI and BAT shareholder approvals, including the approval of the Proposed Acquisition by the holders of a majority of the outstanding shares of RAI Shares entitled to vote and present (in person or by proxy) and voting at the special meeting that are not owned, directly or indirectly, by BAT or its subsidiaries or any of RAI’s subsidiaries, and certain regulatory approvals. On 9 March 2017, RAI and BAT announced that the waiting period under the HSR Act, with respect to the Proposed Acquisition, expired without request for additional information. On 5 April 2017, RAI and BAT announced that BAT obtained unconditional antitrust approval from the Japanese authorities in relation to the Proposed Acquisition. As a result of the foregoing, the conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied. The Merger Agreement contains certain termination rights for each of RAI and BAT, including the right of each party to terminate the Merger Agreement if the Proposed Acquisition has not been completed on or before 31 December 2017, subject to an extension of five business days if, on 31 December 2017, BAT has not completed all or any portion of the financing it needs to fund the Proposed Acquisition and the transactions contemplated by the Merger Agreement. Financing, however, is not a condition to the closing of the Proposed Acquisition. Under certain circumstances, if the Merger Agreement is terminated, the terminating party must pay the non-terminating party a termination fee of $1 billion. The Proposed Acquisition is currently expected to close in the third quarter of 2017.

Each of RAI and BAT has made representations and warranties in the Merger Agreement. RAI and BAT each also have agreed to various covenants and agreements, including, among other things, to conduct their respective businesses in the ordinary course in all material respects during the period between the execution of the Merger Agreement and completion of the Proposed Acquisition and not to engage in certain transactions during this period.

For further information, see also paragraph 10.3 of Part VI (Details of the Proposed Acquisition) and paragraph 17.1.1 of Part XIX (Additional Information).

There are a number of risks and uncertainties associated with the Proposed Acquisition and shareholders are urged to read Part II (Risk Factors).

3.	Critical Accounting Estimates

US GAAP requires estimates and assumptions to be made that affect the reported amounts in the RAI Group’s condensed consolidated financial statements (unaudited) and accompanying notes. Some of these estimates require difficult, subjective and/or complex judgments about matters that are inherently uncertain, and as a result, actual results could differ from those estimates. Due to the estimation processes involved, the following summarised accounting policies and their application are considered to be critical to understanding the business operations, financial position and results of operations of the RAI Group.

3.1	Litigation

The RAI Group discloses information concerning litigation for which an unfavourable outcome is more than remote. The RAI Group record their legal expenses and other litigation costs and related administrative costs as selling, general and administrative expenses as those costs are incurred. The RAI Group will record any loss related to litigation at such time as an unfavourable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. When the reasonable estimate is a range, the recorded loss will be the best estimate within the range. If no amount in the range is a better estimate than any other amount, the minimum amount of the range will be recorded.

Reynolds Defendants have been named in a number of tobacco-related legal actions, proceedings or claims seeking damages in amounts ranging into the hundreds of millions or even billions of dollars. Unfavourable judgments have been returned in a number of tobacco-related cases and state enforcement actions. For a further discussion of the litigation and legal proceedings pending against RAI or its affiliates or indemnitees, see paragraph 18.1 of Part XIX (Additional Information) and note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

3.2	State Settlement Agreements

RJR Tobacco Company (itself, and as successor to Lorillard Tobacco in connection with the Lorillard Merger) and SFNTC are participants in the MSA, and RJR Tobacco Company (itself, and as successor to Lorillard Tobacco in connection with the Lorillard Merger) is a participant in the other State Settlement Agreements. Their obligations and the related expense charges under these agreements are subject to adjustments based upon, among other things, the volume of cigarettes sold by the operating subsidiaries, their relative market share, their operating profits and inflation. Since relative market share is based on cigarette shipments, the best estimate of the allocation of charges to RJR Tobacco Company and SFNTC under these agreements is recorded in cost of products sold as the products are shipped. Adjustments to these estimates are recorded in the period that the change becomes probable and the amount can be reasonably estimated. American Snuff Co. is not a participant in the State Settlement Agreements. For additional information related to the State Settlement Agreements, see “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases — State Settlement Agreements” and “— State Settlement Agreements—Enforcement and Validity; Adjustments” in note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

3.3	Pension and Postretirement Benefits

RAI sponsors a number of non-contributory defined benefit pension plans covering certain employees of the RAI Group. The RAI Group provides health and life insurance benefits for certain retired employees, of the RAI Group, and their dependents. These benefits are generally no longer provided to employees hired on or after 1 January 2004.

Because pension and other postretirement obligations ultimately will be settled in future periods, the determination of annual benefit cost (income) and liabilities is subject to estimates and assumptions. RAI reviews these assumptions annually or coincidental with a major event based on historical experience and expected future trends and modifies them as needed. Demographic assumptions, such as termination of employment, mortality and retirement date, are reviewed periodically as expectations change.

Actuarial (gains) losses are changes in the amount of either the benefit obligation or the fair value of plan assets resulting from experience different from that assumed or from changes in assumptions. Actuarial (gains) losses are immediately recognised in the operating results in the year in which they occur, to the extent the net (gains) losses are outside the corridor. Net (gains) losses outside the corridor generally are recognised annually as at 31 December, or when a plan is remeasured during an interim period, and are recorded as an MTM Adjustment. Additionally, for the purpose of calculating the expected return on plan assets, the RAI Group uses the actual fair value of plan assets.

Prior service costs (credits) of pension benefits, which are changes in benefit obligations due to plan amendments, are amortised on a straight-line basis over the average remaining service period for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees. Prior service costs (credits) of postretirement benefits, which are changes in benefit obligations due to plan amendments, are amortised on a straight-line basis over the expected service period to full eligibility age for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees.

3.4	Intangible Assets

Intangible assets include goodwill, trademarks and other intangible assets. The determination of fair value involves considerable estimates and judgment. Intangible assets with indefinite lives are tested annually for impairment in the fourth quarter or more frequently if events and circumstances indicate that an impairment may have occurred.

For goodwill, the determination of fair value of a reporting unit involves, among other things, the RAI Group’s market capitalisation, and application of the income approach, which includes developing forecasts of future cash flows and determining an appropriate discount rate. If goodwill impairment is implied, the fair values of individual assets and liabilities, including unrecorded intangibles, must be determined. RAI believes it has based its goodwill impairment testing on reasonable estimates and assumptions, and during the annual testing, the estimated fair value of each of RAI’s reporting units was substantially in excess of its respective carrying value.

The methodology used to determine the fair value of trademarks includes assumptions with inherent uncertainty, including projected sales volumes and related projected revenues, long-term growth rates,

royalty rates that a market participant might assume and judgments regarding the factors to develop an applied discount rate. The carrying value of intangible assets is at risk of impairment if future projected revenues or long-term growth rates are lower than those currently projected, or if factors used in the development of a discount rate result in the application of a higher discount rate.

Goodwill, trademarks and other intangible assets are tested more frequently if events and circumstances indicate that the asset might be impaired. The carrying value of these intangible assets could be impaired if a significant adverse change in the use, life or brand strategy of the asset is determined, or if a significant adverse change in the legal and regulatory environment, business or competitive climate occurs that would adversely impact the asset. For information related to intangible assets, see note 5 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

3.5	Fair Value Measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, essentially an exit price. The RAI Group determines fair value of assets and liabilities using a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions based on the best information available in the circumstances.

For information on assets and liabilities recorded at fair value, see note 5 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

3.6	Income Taxes

Income tax law requires certain items to be excluded or included in taxable income at different times than is required for book reporting purposes. These differences may be permanent or temporary in nature.

The RAI Group determines its annual effective income tax rate based on forecasted pre-tax book income and forecasted permanent book and tax differences. The rate is established at the beginning of the year and is evaluated on a quarterly basis. Any changes to the forecasted information may cause the effective rate to be adjusted. Additional tax, interest and penalties associated with uncertain tax positions are recognised in tax expense on a quarterly basis.

To the extent that any book and tax differences are temporary in nature, that is, the recognition and measurement of assets and liabilities under the tax law may differ from recognition and measurement under US GAAP, a deferred tax asset or liability is recorded. To the extent that a deferred tax asset is recorded, management evaluates the RAI Group’s ability to realise this asset. A valuation allowance is required for deferred tax assets if, based on available evidence, it is more likely than not that all or some portion of the assets will not be realised.

The financial statements reflect management’s best estimate of the RAI Group’s current and deferred tax liabilities and assets. Future events, including, but not limited to, additional resolutions with taxing authorities could have an impact on the RAI Group’s current estimate of tax liabilities, realisation of deferred tax assets and effective income tax rate. For information on income taxes, see note 5 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

3.7	Recently Adopted and Issued Accounting Pronouncements

For information relating to recently adopted and issued accounting pronouncements, see note 1 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

4.	Results of Operations

All Other net sales and operating income include SFRTI and the various foreign subsidiaries affiliated with SFRTI, until the date of their sale on 13 January 2016.

	For the Three Months Ended 31 March
	2017	2016	% Change
Net sales[1]:
RJR Tobacco	$2,371	$2,411	(1.7)%
Santa Fe	238	218	9.2%
American Snuff	242	216	12.0%
All Other	98	72	36.1%

Net sales	2,949	2,917	1.1%
Cost of products sold1 2	1,199	1,165	2.9%

	For the Three Months Ended 31 March
	2017	2016	% Change
Selling, general and administrative expenses	418	465	(10.1)%
Gain on divestiture	—	(4,861)	NM3
Amortisation expense	6	6	—
Operating income (loss):
RJR Tobacco	1,083	1,107	(2.2)%
Santa Fe	144	123	17.1%
American Snuff	157	133	18.0%
All Other	(27)	(34)	(20.6)%
Gain on divestiture	—	4,861	NM3
Corporate expense	(31)	(48)	(35.4)%

Operating income	$1,326	$6,142	(78.4)%

1	Excludes excise taxes of:

	For the Three Months Ended 31 March
	2017	2016
RJR Tobacco	$901	$948
Santa Fe	68	65
American Snuff	13	13
All Other	—	4

	$982	$1,030

2	See below for further information related to the State Settlement Agreements and FDA user fees included in cost of products sold.

3	Percentage of change not meaningful.

In the following discussion, the amounts presented in the operating companies’ shipment volume and share tables are rounded on an individual basis and, accordingly, may not sum in the aggregate. Percentages are calculated on unrounded numbers.

5.	RJR Tobacco

5.1	Net Sales

Domestic cigarette shipment volume, in billions of units for RJR Tobacco and the industry, was as follows:

	For the Three Months Ended 31 March
	2017	2016	% Change
RJR Tobacco:
Drive brands:
NEWPORT	7.9	8.1	(2.9)%
CAMEL	4.5	4.8	(6.0)%
PALL MALL	4.3	4.5	(5.7)%

Total RJR Tobacco drive brands	16.6	17.4	(4.5)%
Other brands	1.3	1.4	(11.5)%

Total RJR Tobacco domestic cigarette shipment volume	17.9	18.8	(5.0)%
Total premium	12.7	13.3	(4.2)%
Total value	5.2	5.5	(6.9)%
Premium/total mix	71.2%	70.6%

	For the Three Months Ended 31 March
	2017	2016	% Change
Industry[1]:
Premium	43.3	44.8	(3.3)%
Value	16.3	16.7	(2.5)%

Total industry domestic cigarette shipment volume	59.6	61.5	(3.1)%
Premium/total mix	72.7%	72.8%

1	Based on information from MSAi.

RJR Tobacco’s net sales are dependent upon its cigarette shipment volume in a declining market, premium versus value-brand mix and list pricing, offset by promotional spending, trade incentives and federal and state excise taxes.

RJR Tobacco’s net sales for the three months ended 31 March 2017, decreased compared with the prior-year quarter, primarily due to lower net volume/product mix of $123 million, partially offset by higher net pricing of $120 million. Lower contract manufacturing revenues and leaf sales also contributed to the decline in net sales.

5.2	Market Share

The shares of RJR Tobacco’s cigarette brands as a percentage of total share of US cigarette STR Data were as follows:

	For the Three Months Ended
	31 March 2017	31 December 2016	Share Point Change	31 March 2016	Share Point Change
Drive brands:
NEWPORT	14.1%	13.9%	0.2	14.0%	0.1
CAMEL	8.2%	8.2%	0.0	8.2%	(0.0)
PALL MALL	7.7%	7.6%	0.1	7.8%	(0.2)

Total drive brands	29.9%	29.7%	0.2	30.0%	(0.1)
Other brands	2.3%	2.3%	(0.1)	2.5%	(0.2)

Total RJR Tobacco domestic cigarette share of retail shipments	32.2%	32.0%	0.2	32.5%	(0.3)

The retail share of market of NEWPORT, at 14.1 share points, was up 0.1 share points compared with the prior-year quarter in the highly competitive US cigarette category. NEWPORT’s cigarette market share continued to be favourably impacted by its strength in the menthol category, as well as its continued momentum in the non-menthol category.

The retail share of market of CAMEL, at 8.2 share points, was flat compared with the prior-year quarter in the highly competitive US cigarette category. CAMEL’s cigarette market share demonstrated relatively stable performance in the quarter across its menthol styles that offer its innovative capsule technology in CAMEL Crush. CAMEL Crush styles provide adult smokers the choice of switching from non-menthol to menthol. CAMEL SNUS, a smokeless tobacco product, continues to lead the US snus category with a market share of over 80%.

PALL MALL is a product that offers a high quality, longer-lasting cigarette at a value price. PALL MALL continues to attract interest from adult tobacco consumers in spite of competitive pressures, yielding first-quarter market share of 7.7%, which was down slightly compared with the prior-year quarter.

The combined share of market of RJR Tobacco’s drive brands during the first quarter of 2017 was down slightly compared with the same period in 2016. RJR Tobacco’s total cigarette market share was down slightly compared with the prior-year quarter, primarily due to decreases in the company’s other brands, consistent with its strategy of focusing on drive brands.

5.3	Operating Income

RJR Tobacco’s operating income for the three-month period ended 31 March 2017, was unfavourably impacted by lower net volume/product mix and higher State Settlement Agreement expenses, partially offset by higher pricing when compared with the same period in 2016.

RJR Tobacco’s expenses under the State Settlement Agreements and its FDA user fees included in cost of products sold were:

	For the Three Months Ended 31 March
	2017	2016
State Settlement Agreements	$686	$596
FDA user fees	44	46

Expenses under the State Settlement Agreements are expected to be approximately $2.9 billion in 2017, subject to adjustment based upon, among other things, the volume of cigarettes sold by RJR Tobacco Company, its relative market share, its operating profits and inflation. Pursuant to the Term Sheet, RJR Tobacco Company will receive credits with respect to its NPM Adjustment claims to be applied against annual payments under the MSA through 2018.

As a result of meeting the performance requirements associated with the NPM Adjustment Claim Term Sheet, RJR Tobacco recognised credits of $10 million and $69 million for the three months ended 31 March 2017 and 2016, respectively. RJR Tobacco expects to recognise additional credits through the remainder of 2017.

In October 2015, RJR Tobacco Company and certain other PMs entered into the NY Settlement Agreement to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolved NPM Adjustment claims related to payment years from 2004 through 2014, providing RJR Tobacco Company with credits of approximately $285 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. Accordingly, RJR Tobacco Company recognised credits of $23 million and $22 million as a reduction to cost of products sold for the three months ended 31 March 2017 and 2016, respectively. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information, see “— Cost of Products Sold” in note 1 and “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases — State Settlement Agreements” and “— State Settlement Agreements—Enforcement and Validity; Adjustments” in note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

Expenses for FDA user fees are expected to be approximately $160 million to $190 million in 2017. For additional information, see “— Governmental Activity” below.

Selling, general and administrative expenses include the costs of litigating and administering product liability claims, as well as other legal expenses. RJR Tobacco’s product liability defence costs were $55 million and $58 million for the three months ended 31 March 2017 and 2016, respectively.

“Product liability” cases generally include the following types of smoking and health related cases:

•	Individual Smoking and Health;

•	West Virginia IPIC;

•	Engle Progeny;

•	Broin II;

•	Class Actions;

•	Filter Cases; and

•	Health-Care Cost Recovery Claims.

“Product liability defence costs” include the following items:

•	direct and indirect compensation, fees and related costs and expenses for internal legal and related administrative staff administering the defence of product liability claims;

•	fees and cost reimbursements paid to outside attorneys;

•	direct and indirect payments to third party vendors for litigation support activities; and

•	expert witness costs and fees.

Numerous factors affect product liability defence costs. The most important factors are the number of cases pending and the number of cases in trial or in preparation for trial, that is, with active discovery and motions practice. See “— Litigation Affecting the Cigarette Industry — Overview” in note 13 to the

2017 RAI Financial Statements at Appendix 2 for detailed information regarding the number and type of cases pending, and “— Litigation Affecting the Cigarette Industry — Overview — Scheduled Trials” in note 7 of the condensed consolidated financial statements (unaudited) of RAI, at Part A of Appendix 2 of this Prospectus, for detailed information regarding the number and nature of cases in trial and scheduled for trial through 31 March 2018.

RJR Tobacco Company expects that the factors described above will continue to have the primary impact on its product liability defence costs in the future. Given the level of activity in RJR Tobacco Company’s pending cases, including the number of cases in trial and scheduled for trial, particularly with respect to Engle Progeny cases, RJR Tobacco Company’s product liability defence costs continue to remain at a high level. See “— Litigation Affecting the Cigarette Industry — Engle and Engle Progeny Cases” in note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus for additional information.

In addition, it is possible that other adverse developments in the factors discussed above, as well as other circumstances beyond the control of RJR Tobacco Company, could have a material adverse effect on the consolidated results of operations, cash flows or financial position of RAI. Those other circumstances beyond the control of RJR Tobacco include the results of present and future trials and appeals, and the development of possible new theories of liability by plaintiffs and their counsel.

6.	Santa Fe

6.1	Net Sales

Domestic cigarette shipment volume, in billions of units, for Santa Fe was as follows:

	For the Three Months Ended 31 March
	2017	2016	% Change
NATURAL AMERICAN SPIRIT	1.3	1.2	5.4%

Santa Fe’s net sales for the three-month period ended 31 March 2017, increased compared with the prior-year period, primarily due to higher volume and net pricing.

6.2	Market Share

The shares of Santa Fe’s NATURAL AMERICAN SPIRIT brand as a percentage of total share of US cigarette STR Data were as follows:

	For the Three Months Ended
	31 March 2017	31 December 2016	Share Point Change	31 March 2016	Share Point Change
NATURAL AMERICAN SPIRIT	2.3%	2.3%	—	2.0%	0.2

NATURAL AMERICAN SPIRIT is a premium cigarette brand, and is a top ten best-selling cigarette brand in the United States.

6.3	Operating Income

Santa Fe’s operating income for the three-month period ended 31 March 2017, increased as compared with the prior-year period primarily due to higher volume and net pricing.

Santa Fe’s expenses under the MSA and its FDA user fees included in cost of products sold were:

	For the Three Months Ended 31 March
	2017	2016
MSA	$41	$34
FDA user fees	2	3
Expenses under the MSA are expected to be approximately $170 million to $200 million in 2017, subject to adjustment for changes in volume and other factors.

In October 2015, SFNTC and certain other PMs entered into the NY Settlement Agreement to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolved NPM Adjustment claims related to payment years from 2004 through 2014, providing SFNTC with credits of approximately $5 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information, see “— Cost of Products Sold” in note 1 and “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases — State Settlement Agreements” and “— State Settlement Agreements—Enforcement and Validity; Adjustments” in note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

7.	American Snuff

7.1	Net Sales

The moist snuff shipment volume, in millions of cans, for American Snuff was as follows:

	For the Three Months Ended 31 March
	2017	2016	% Change
GRIZZLY	116.3	111.3	4.5%
Other	10.4	10.0	3.6%

Total American Snuff moist snuff shipment volume	126.7	121.4	4.4%

American Snuff’s net sales for the three-month period ended 31 March 2017, increased compared with the same prior-year period primarily due to higher net pricing and higher moist snuff volume.

7.2	Market Share

Moist snuff has been the key driver to American Snuff’s overall growth and profitability within the US smokeless tobacco market. Moist snuff accounted for approximately 93% of American Snuff’s revenue for the three months ended 31 March 2017, compared with approximately 91% for the three months ended 31 March 2016.

The shares of American Snuff’s moist snuff brands as a percentage of total share of U.S. moist snuff STR Data were as follows:

	For the Three Months Ended
	31 March 2017	31 December 2016	Share Point Change	31 March 2016	Share Point Change
GRIZZLY	31.8%	31.2%	0.7	30.8%	1.0
Other	2.6%	2.6%	0.1	2.6%	0.0

Total American Snuff moist snuff share of retail shipments	34.5%	33.7%	0.7	33.4%	1.0

GRIZZLY, a leading US moist snuff brand, increased 1.0 share points in the first quarter of 2017, compared with the first quarter of 2016, benefitting from supply disruption of competitive products during the quarter and the recent national expansion of its Dark Mint style. GRIZZLY’s increase in shipment volume was driven by growth in the wintergreen styles and pouch offerings. GRIZZLY continues its market-leading position in wintergreen, with long cut and pouch styles remaining strong and the GRIZZLY Dark Wintergreen style enhancing the GRIZZLY wintergreen offerings. GRIZZLY Dark Wintergreen offers a differentiated and bolder wintergreen flavour, and is made from 100% US tobacco grown in Kentucky and Tennessee.

GRIZZLY continues to show strength with its soft pouch design, which offers smokeless tobacco consumers a flavourful, moist experience that is easy to use, positioning it to be the leading pouch brand during the three months ended 31 March 2017. The pouch category represents approximately 20% of the moist snuff industry.

7.3	Operating Income

American Snuff’s operating income for the three-month period ended 31 March 2017, increased as compared with the prior-year period primarily due to higher net pricing and volume.

8.	All Other

RJR Vapor markets VUSE Digital Vapor Cigarette products, which include VUSE Solo, VUSE Fob and VUSE Vibe. VUSE is the top-selling vapour product in convenience/gas stores and is available in more than 110,000 retail outlets across the United States. Its innovative digital technology is designed to deliver a consistent flavour and vapour experience. In March 2016, RJR Vapor introduced its VUSE Fob power unit, which integrates Bluetooth® technology and offers an on-device display with information about battery and cartridge levels. RJR Vapor began national distribution, in November 2016, of its VUSE Vibe high-volume cartridge and closed-tank system with a stronger and longer-lasting battery. All production of VUSE Solo cartridges is performed at RJR Tobacco Company’s manufacturing facility, pursuant to a services agreement between RJR Tobacco Company and RJR Vapor.

Niconovum USA, Inc. is a marketer of a nicotine replacement therapy gum, ZONNIC, which is available in approximately 40,000 retail outlets across the United States. Niconovum AB is a marketer of nicotine replacement therapy products in Sweden under the ZONNIC brand name.

9.	Gain on divestiture

The results of operations of SFRTI were reported in All Other until their sale on 13 January 2016. SFRTI and various foreign subsidiaries affiliated with SFRTI distributed the NATURAL AMERICAN SPIRIT brand outside of the United States. RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States, to JTI Holding, in an all-cash transaction for approximately $5 billion in cash and recognised a pre-tax gain of approximately $4.9 billion in the first quarter of 2016.

10.	RAI Consolidated

Interest and debt expense was $149 million for the three months ended 31 March 2017, compared with $174 million for the three months ended 31 March 2016. The change for the three months ended 31 March 2017, as compared with the same period in 2016, is primarily due to a reduction in the aggregate principal amount of $4.2 billion of outstanding notes resulting from the repurchase, early redemption and repayment at maturity of debt in 2016.

Other expense, net was $4 million for the three months ended 31 March 2017, compared with $252 million for the three months ended 31 March 2016. The change is attributable primarily to approximately $239 million in losses and other fees related to the cash tender offer and the redemption of notes in the first quarter of 2016.

Provision for income taxes was $395 million, for an effective rate of 33.6% for the three months ended 31 March 2017, compared with $2.2 billion, for an effective rate of 37.7% for the three months ended 31 March 2016. The effective tax rate for the three months ended 31 March 2017, primarily was impacted by a $29 million decrease in tax attributable to excess tax benefits on stock-based compensation plans. The effective tax rate for the three months ended 31 March 2016 primarily was impacted by the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States. Additionally, the effective tax rate for each period differed from the federal statutory rate of 35% due to the domestic manufacturing deduction, state income taxes and certain nondeductible items.

11.	Liquidity and Financial Condition

11.1	Liquidity

The principal sources of liquidity for the RAI Group’s businesses and operating needs are internally generated funds from their operations and intercompany loans and advances. The principal sources of liquidity for RAI, in turn, are proceeds from intercompany dividends and distributions, as well as issuances of debt securities and the Credit Agreement described below under “Long-Term Debt and Credit Agreement.” Cash flows from operating activities are believed to be sufficient for the foreseeable future to enable the operating subsidiaries to meet their obligations under the State Settlement Agreements, to make required debt-service payments, to fund their capital expenditures and to make payments to RAI that, when combined with RAI’s cash balances, proceeds from any financings and loans under the Credit Agreement, will enable RAI to make its required debt-service payments, make any share repurchases pursuant to the Governance Agreement and to pay dividends to its shareholders.

The negative impact, if any, on the sources of liquidity that could result from a decrease in demand for products due to short-term inventory adjustments by wholesale and retail distributors, changes in competitive pricing, adverse regulatory actions, increases in excise taxes, or adverse impacts from financial markets, cannot be predicted. RAI cannot predict its cash requirements or those of its subsidiaries related to any future settlements or judgments, including cash required to be held in escrow or to bond any appeals, if necessary, and RAI makes no assurance that it or its subsidiaries will be able to meet all of those requirements.

The RAI Group monitors the liquidity of key suppliers and customers, and where liquidity concerns are identified, appropriate contingency or response plans are developed. During 2017, no business interruptions have occurred due to key supplier liquidity, and no liquidity issues were identified involving significant suppliers or customers.

The RAI Group’s excess cash may be invested in money market funds, commercial paper, corporate debt securities, US treasury securities, US and international government agency obligations and time deposits in major institutions to minimise risk. At present, the RAI Group primarily invests cash in US treasuries and US government agencies.

11.2	Long-Term Debt and Credit Agreement

11.2.1	RAI Notes

As of 31 March 2017, the aggregate principal amount of RAI’s outstanding notes was $12.7 billion, with maturity dates ranging from 2017 to 2045. RAI, at its option, may redeem any or all of its outstanding notes, in whole or in part at any time, subject to the payment of a make-whole premium. Interest on the notes is payable semi-annually. At 31 March 2017, RAI had aggregate principal amount of $447 million of current maturities of long-term debt.

11.2.2	RJR Tobacco Company Notes

As of 31 March 2017, the aggregate principal amount of RJR Tobacco Company’s outstanding notes was $284 million, with maturity dates ranging from 2017 to 2041. Interest on the notes is payable semi-annually. At 31 March 2017, RJR Tobacco Company had aggregate principal amount of $53 million of current maturities of long-term debt.

11.2.3	Tender Offer and Redemption

In February 2016, pursuant to its previously announced cash tender offer, RAI accepted for purchase $2.69 billion in aggregate principal amount of certain of its outstanding senior notes. In addition to the payment of accrued and unpaid interest, RAI paid, with cash on hand, aggregate total consideration of $2.81 billion, which included a premium of approximately $118 million for such notes accepted for purchase.

In March 2016, pursuant to its previously announced redemption call, RAI redeemed all $700 million outstanding aggregate principal amount of its 6.750% Senior Notes due 2017 and all $250 million outstanding aggregate principal amount of its 7.750% Senior Notes due 2018. In addition to the payment of accrued and unpaid interest, RAI paid, with cash on hand, aggregate consideration of $1.0 billion for the redemption, which included $88 million of early redemption premiums on such notes.

11.2.4	Credit Agreement

In December 2014, RAI entered into the Credit Agreement with a syndicate of lenders, providing for a five-year $2 billion senior unsecured revolving credit facility, which may be increased to $2.35 billion at the discretion of the lenders upon the request of the RAI Group. The maturity date of the Credit Agreement has been extended to 18 December 2021.

Certain of RAI’s subsidiaries, including its Material Subsidiaries as defined in the Credit Agreement, have guaranteed, on an unsecured basis, RAI’s obligations under the Credit Agreement.

As of 31 March 2017, there were no outstanding borrowings and $6 million of letters of credit outstanding under the Credit Agreement. On 13 April 2017, RAI borrowed $500 million under the Credit Agreement, with such borrowings initially bearing interest at the annual rate of 2.15%. Proceeds from the borrowings were used for general corporate purposes of the RAI Group, including making payments under the MSA.

11.2.5	Other

The lowering of the RAI Group’s credit ratings, or concerns over such a lowering, could have an adverse impact on the RAI Group’s ability to access the debt markets and could increase borrowing costs.

RAI, RJR Tobacco Company and their affiliates were in compliance with all covenants and restrictions imposed by RAI’s indebtedness and RJR Tobacco Company’s indebtedness, as the case may be, at 31 March 2017.

For additional information on the Credit Agreement see notes 6 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

12.	Dividends

On 8 February 2017, RAI’s board of directors declared a quarterly cash dividend of $0.51 per common share to shareholders of record as of 10 March 2017. The dividends were paid on 3 April 2017.

13.	Share Repurchases

During the first three months of 2017, at a cost of $49 million, RAI purchased 803,697 shares of RAI Shares that were forfeited and cancelled with respect to tax liabilities associated with restricted stock units vesting under the Omnibus Plan.

On 25 July 2016, the board of directors of RAI approved the Share Repurchase Program, which authorised the repurchase, from time to time, on or before 31 December 2018, of up to $2 billion of outstanding RAI Shares. Subject to certain exceptions, the Merger Agreement places restrictions on RAI’s ability to repurchase its shares. As a result, RAI did not repurchase any shares under the Share Repurchase Program during the first three months of 2017, and does not expect to make future repurchases under the Share Repurchase Program while the Merger Agreement is in effect.

In February 2017, RAI and BAT entered into the letter agreement, pursuant to which BAT waived the requirement that RAI share repurchases required to be made by RAI pursuant to Amendment No. 3 to the Governance Agreement be made within the time period set forth in that amendment, and permitted RAI to make repurchases in a manner that qualifies for the affirmative defence and safe harbour provided by Rules 10b5-1 and 10b-18 under the Exchange Act, respectively. Pursuant to the letter agreement, BAT also waived compliance with the general prohibition on repurchases contained in the Merger Agreement to permit RAI to make these repurchases. During the first three months of 2017, in accordance with the Governance Agreement, at a cost of $24 million, RAI repurchased 396,062 RAI shares in open-market transactions. Subsequent to 31 March 2017, and through 13 April 2017, RAI repurchased and cancelled an additional 127,305 RAI Shares for $8 million in accordance with the Governance Agreement.

Due to RAI’s incorporation in North Carolina, which does not recognise treasury shares, the shares repurchased were cancelled at the time of purchase.

14.	Capital Expenditures

The RAI Group’s recorded cash capital expenditures of $33 million and $43 million for the first three months of 2017 and 2016, respectively. The RAI Group’s plan is to spend an additional $200 to $230 million for capital expenditures during the remainder of 2017, which includes upgrading corporate and manufacturing facilities and information management infrastructure. Capital expenditures are funded primarily by cash flows from operations. The RAI Group’s capital expenditure programmes are expected to continue at a level sufficient to support their strategic and operating needs. There were no material long-term commitments for capital expenditures as of 31 March 2017.

15.	Retirement Benefits

RAI disclosed in its financial statements for the year ended 31 December 2016, that it expects to contribute $111 million to its pension plans in 2017, of which $4 million was contributed during the first three months of 2017.

16.	Litigation and Settlements

Reynolds Defendants have been named in a number of tobacco-related legal actions, proceedings or claims seeking damages in amounts ranging into the hundreds of millions or even billions of dollars. For further discussion of specific cases, see note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus. Unfavourable judgments have been returned in a number of tobacco-related cases and state enforcement actions. As of 31 March 2017, RJR Tobacco had paid approximately $176 million since 1 January 2015, related to unfavourable smoking and health litigation judgments.

The RAI Group’s condensed balance sheet (unaudited) as of 31 March 2017, contains accruals for certain individual Engle Progeny cases. Other accruals include an amount for the estimated costs of the corrective communications in the US Department of Justice case. For additional information related to these cases and other litigation, see note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

Litigation is subject to many uncertainties, and generally it is not possible to predict the outcome of the litigation pending against Reynolds Defendants, or to reasonably estimate the amount or range of any possible loss, except for the cases noted above. Moreover, notwithstanding the quality of defences available to Reynolds Defendants in tobacco-related litigation matters, it is possible that the RAI Group’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending or future litigation matters or difficulties in obtaining the bonds required to stay execution of judgments on appeal.

In 1998, RJR Tobacco Company, Lorillard Tobacco, B&W, SFNTC and the other major US cigarette manufacturers entered into the MSA with attorneys general representing most US states, territories and possessions. The State Settlement Agreements, of which the MSA is the most wide-reaching, impose a perpetual stream of future payment obligations on RJR Tobacco Company and the other major US cigarette manufacturers and place significant restrictions on their ability to market and sell cigarettes in the future. The State Settlement Agreements have materially adversely affected RJR Tobacco’s shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJR Tobacco in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in US cigarette sales in the premium and value categories, RJR Tobacco’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

RJR Tobacco Company and Lorillard Tobacco disputed a total of $6.6 billion and $1.2 billion, respectively, with respect to the NPM Adjustment, for the years 2003 through 2016.

In 2012, RJR Tobacco Company, Lorillard Tobacco, certain other PMs, including SFNTC, and certain settling states entered into a NPM Adjustment Claim Term Sheet that sets forth terms for resolving accrued and potential NPM Adjustment claims for 2003 through 2012. The NPM Adjustment Claim Term Sheet also sets forth a restructured NPM Adjustment process to be applied to future volume years, starting with the 2013 volume year. As a result of the NPM Adjustment Claim Term Sheet settlement, RJR Tobacco Company and SFNTC are to collectively receive more than $1.1 billion in credits, a vast majority of which have been applied to their MSA payments in 2014 through 2017, with the remainder to be applied against their 2018 MSA payment. Credits are recognised when RJR Tobacco Company and Santa Fe meet the performance requirements associated with the NPM Adjustment Claim Term Sheet. Credits recognised in a given year are available to offset the payments made in April of the following year.

In September 2013, the Arbitration Panel ruled six states had not diligently enforced their qualifying statutes in 2003 related to the NPM Adjustment. Two of the six states subsequently joined the NPM Adjustment Claim Term Sheet in 2014. In 2015, three of the states dropped their challenge of the finding of non-diligence and in 2016, the remaining state dropped its challenge. As such, a portion of the potential recovery from those states was certain and estimable and RJR Tobacco recognised the appropriate credit in those years. A final issue regarding the judgment reduction method adopted by the Arbitration Panel was being contested in these four states. In 2016, the US Supreme Court denied RJR Tobacco Company’s petition for writ of certiorari against two states, thus eliminating RJR Tobacco Company’s remaining recovery from these states. In the first quarter of 2017, the Missouri Supreme Court ruled that the judgment reduction method adopted by the Arbitration Panel should be modified, thus eliminating RJR Tobacco Company’s remaining recovery from this state. The final outcome in the remaining state is uncertain.

In October 2015, RJR Tobacco Company, SFNTC and certain other PMs entered into the NY Settlement Agreement to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolved NPM Adjustment claims related to payment years from 2004 through 2014, providing RJR Tobacco Company and SFNTC, collectively, with credits of approximately $290 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information relating to proceedings involving NPM Adjustment claims, see “— Cost of Products Sold” in note 1 and “— Litigation Affecting the Cigarette Industry — State Settlement Agreements—Enforcement and Validity; Adjustments”, in note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

17.	Governmental Activity

The marketing, sale, taxation and use of tobacco products have been subject to substantial regulation by government and health officials for many years. Various state and/or local governments have adopted or are considering, among other things, legislation and regulations that would:

•	significantly increase their taxes on all tobacco products;

•	restrict displays, advertising and sampling of tobacco products;

•	raise the minimum age to possess or purchase tobacco products;

•	restrict or ban the use of menthol in cigarettes or prohibit the use of characterising flavours in smokeless tobacco products and vapour products;

•	require the disclosure of ingredients used in the manufacture of tobacco products;

•	require the disclosure of nicotine yield information for cigarettes;

•	impose restrictions on smoking and vaping in public and private areas; and

•	restrict the sale of tobacco products directly to consumers or other unlicensed recipients, including by mail or over the Internet.

Together with substantial increases in state and federal taxes on tobacco products, and the granting to the FDA of broad authority over the manufacture, sale, marketing and packaging of tobacco products, these developments have had and will likely continue to have an adverse effect on the sale of tobacco products. Products that are alternatives to traditional tobacco products also have become subject to increasing regulation. For example, in addition to the regulation by the FDA of e-cigarettes, as described below, various states have adopted, or are considering adoption of, taxes on e-cigarettes, restrictions on the promotion and distribution of e-cigarettes, and tamper resistant and child resistant packaging requirements for e-cigarettes.

18.	Taxation

18.1	General

Cigarettes and other tobacco products are subject to substantial taxes in the United States. As a result of a 2009 law which increased taxes on cigarettes and other tobacco products:

•	the federal excise tax per pack of 20 cigarettes is $1.01; and

•	the federal excise tax rate for chewing tobacco is $0.5033 per pound, and for snuff is $1.51 per pound.

Currently, there is no federal tax on vapour products, such as e-cigarettes.

18.2	Cigarettes

The 2009 federal excise tax increase on tobacco products increased taxes on ready-made cigarettes, such as those made by RJR Tobacco Company and SFNTC, at a much higher rate than taxes on loose tobacco. As a result of that tax disparity, the number of retailers selling loose tobacco and operating roll-your-own machines, allowing consumers to convert the loose tobacco into finished cigarettes, greatly increased following the 2009 federal tax hike on tobacco products. On 6 July 2012, President Obama signed into law a provision classifying retailers which operate roll-your-own machines as cigarette manufacturers, and thus requiring those retailers to pay the same tax rate as other cigarette manufacturers. As of 31 March 2017 26 states also had passed legislation classifying retailers operating roll-your-own machines as cigarette manufacturers.

All states and the District of Columbia currently impose cigarette excise taxes at levels ranging from $0.17 per pack in Missouri to $4.35 per pack in New York. As of 31 March 2017 and 31 December 2016, the weighted average state cigarette excise tax per pack, calculated on a 12-month rolling average basis, was approximately $1.39. Certain city and county governments, such as New York, Philadelphia and Chicago, also impose substantial excise taxes on cigarettes sold in those jurisdictions. During the first quarter of 2017 21 states proposed legislation to increase their cigarette excise taxes, with such legislation failing in three states and remaining pending, as of 31 March 2017, in 18 states.

In connection with the November 2016 general election, California approved a ballot proposal increasing, effective 1 April 2017, that state’s cigarette excise tax per pack from $0.87 to $2.87. If the California cigarette excise tax increase had been in effect as of 31 March 2017, the weighted average state cigarette excise tax per pack, calculated on a 12-month rolling average basis, would have been $1.526 instead of $1.39.

Six states now require NPMs to pay a fee on each pack of cigarettes sold in their respective states, ranging from $0.25 per pack in Alaska to $0.55 per pack in Texas.

The Texas equity fee has been challenged by a coalition of small tobacco manufacturers. This group asserts that the Texas fee violates the Texas Constitution’s Equal and Uniform Clause, as well as the Equal Protection and Due Process Clauses of the US Constitution. On 15 November 2013, a state trial court in Texas declared the equity fee unconstitutional and enjoined the state from “assessing, collecting, and enforcing” the fee. The State of Texas appealed the court’s order. In doing so, enforcement of the trial court’s order, including the injunction, is suspended. On 15 August 2014, the three-judge panel unanimously affirmed the ruling, and on 29 October 2014, the State of Texas filed its petition for review with the Texas Supreme Court. On 1 April 2016, the Texas Supreme Court reversed the Texas Court of Appeals, and ruled that the Texas equity fee legislation does not violate the Equal and Uniform Clause of the Texas Constitution. The Texas Supreme Court remanded the case back to the Texas Court of Appeals for that court to consider the non-settling manufacturers’ remaining challenges to the equity fee. On 20 June 2016, plaintiffs filed a motion for rehearing with the Texas Supreme Court. That motion was denied. After the case was remanded back to the Texas Court of Appeals, both the plaintiff and the State of Texas filed supplemental briefs with the court. On 24 March 2017, the Texas Court of Appeals ruled that the equity fee legislation does not violate the Due Process Clause or the Equal Protection Clause of the US Constitution, reversed the trial court’s order, granted the State’s motion for summary judgment and dismissed the plaintiffs’ claims that the equity fee legislation is unconstitutional.

18.3	Smokeless

As at 31 March 2017, all states and the District of Columbia subjected smokeless tobacco products to excise taxes, as summarised below:

•	27 states taxed moist snuff on an ad valorem basis, at rates ranging from 5% in South Carolina to 210% in Massachusetts; and

•	23 states and the District of Columbia had weight-based taxes on moist snuff, ranging from $0.02 for cans weighing between 5/8 of an ounce and 15/8 ounces in Alabama to $2.02 per ounce in Maine.

During the first three months of 2017, 14 states proposed increases in their excise taxes on smokeless tobacco products, with such legislation failing in two states and remaining pending, as of 31 March 2017, in 12 states.

18.4	Vapour Products

As of 31 March 2017, six states and the District of Columbia imposed a tax on vapour products, such as e-cigarettes, as follows: Minnesota, which taxes vapour products at the same rate as it taxes smokeless tobacco products (95% of the wholesale price); Louisiana, North Carolina, Kansas and West Virginia, which tax vapour products at a per fluid millilitre rate of $0.05, $0.05, $0.20 and $0.075, respectively; and the District of Columbia and Pennsylvania, which tax vapour products at an ad valorem rate of 65% and 40%, respectively. As part of the ballot initiative that was approved in California in November 2016, vapour products will be taxed in that state at an ad valorem rate of 27.3% beginning 1 April 2017 (with such rate being increased effective 1 July 2017, and being subject to potential further adjustment on each 1 July thereafter). Further, during the first three months of 2017 22 states proposed taxes on vapour products, including, in some cases, implementing a tax on a per fluid millilitre basis, taxing vapour products on the same basis as “other tobacco products” and, in other cases, taxing vapour products at a rate equivalent to cigarette excise taxes. Such legislation failed in three states, and, as of 31 March 2017, remained pending in 19 states.

19.	FDA Tobacco Act

19.1	General

In 2009, President Obama signed into law the FDA Tobacco Act, which grants the FDA broad authority over the manufacture, sale, marketing and packaging of tobacco products. Pursuant to the FDA Tobacco Act:

•	charitable distributions of tobacco products are prohibited;

•	statements that would lead consumers to believe that a tobacco product is approved, endorsed, or deemed safe by the FDA are prohibited;

•	pre-market approval by the FDA is required for claims made with respect to reduced risk or reduced exposure products;

•	the marketing of tobacco products in conjunction with any other class of product regulated by the FDA is prohibited;

•	tobacco manufacturers are banned from selling cigarettes with characterising flavours (other than menthol, which under the FDA Tobacco Act is specifically exempt as a characterising flavour, but the impact of which on public health will be studied as discussed below);

•	all manufacturers are required to register with the FDA their domestic manufacturing facilities as well as all cigarette and smokeless tobacco products sold in the United States;

•	the FDA reissued regulations addressing advertising and marketing restrictions that were originally promulgated in 1996 (including, among other restrictions, prohibitions on: the sale of cigarettes and smokeless tobacco products to persons under the age of 18; the sale of packages of cigarettes with less than 20 cigarettes; the distribution of free samples of cigarettes; and brand name sponsorship of any athletic, musical or other social/cultural events);

•	manufacturers were required to produce health-related documents generated from and after 22 June 2009 through 31 December 2009 (the FDA has interpreted the FDA Tobacco Act as establishing an ongoing requirement to submit health-related documents; however, the FDA has not yet established a timetable for further production);

•	manufacturers are required to make by-brand ingredient submissions, place different and larger warnings on packaging and advertising for smokeless tobacco products and eliminate the use of descriptors on tobacco products, such as “low-tar” and “lights”;

•	the FDA issued a final regulation for the imposition of larger, graphic health warnings on cigarette packaging and advertising, which was scheduled to take effect 22 September 2012, but the FDA is currently enjoined from enforcing such regulation;

•	as described in greater detail below, new or modified products introduced in the market after 15 February 2007 are subject to certain FDA clearance requirements;

•	the FDA announced that it would inspect every domestic establishment that manufactured cigarettes, cigarette tobacco, roll-your-own tobacco or smokeless tobacco products once in a two-year cycle, beginning 1 October 2011;

•	in April 2012, the FDA issued draft guidance on: (1) the reporting of harmful and potentially harmful constituents in tobacco products and tobacco smoke pursuant to Section 904(a)(3) of the FDA Tobacco Act, and (2) preparing and submitting applications for modified risk tobacco products pursuant to Section 911 of the FDA Tobacco Act; and

•	in December 2016, the FDA issued a revised final guidance document entitled, “Demonstrating the Substantial Equivalence of a New Tobacco Product: Response to Frequently Asked Questions (Edition 3)”. The revised guidance was the result of a decision by the United States District Court for the District of Columbia finding that the FDA’s prior guidance that labelling changes trigger the requirement for premarket review contradicts the language of the FDA Tobacco Act and exceeds the agency’s authority. However, the court ruled that the FDA could require a premarket review submission for a product quantity change, as such a change would constitute a “new” tobacco product.

The FDA Tobacco Act grants the FDA the authority to impose broad additional restrictions. On a going forward basis, the FDA:

•	will require manufacturers to test ingredients and constituents identified by the FDA and disclose this information to the public;

•	will prohibit use of tobacco containing a pesticide chemical residue at a level greater than allowed under federal law;

•	will establish “good manufacturing practices” to be followed at tobacco manufacturing facilities;

•	may place more severe restrictions on the advertising, marketing and sale of tobacco products; and

•	may require the reduction of nicotine and the reduction or elimination of other constituents.

Pursuant to the foregoing authority, the FDA has proposed a rule that, if adopted, would require the reduction, over a three-year period, of the levels of N-nitrosonornicotine (NNN) contained in smokeless tobacco products. The adoption of this proposed rule is currently suspended by virtue of a federal regulatory freeze imposed by the US President. It is not known whether or when this proposed rule will be adopted, and, if adopted, whether the final rule will be the same as or similar to the proposed rule. If the proposed rule is adopted, however, in its current form (or in a form substantially similar to its current form), management expects that compliance or the inability to comply could have a material adverse effect on the results of operations, cash flows and financial position of American Snuff and RAI.

The US Congress did limit the FDA’s authority in two areas, prohibiting it from:

•	banning all tobacco products; and

•	requiring the reduction of nicotine yields of a tobacco product to zero.

In 2009, a “Center for Tobacco Products” (“CTP”), was established within the FDA, funded through quarterly user fees that will be assessed against tobacco product manufacturers and importers based on market share. The total amount of user fees to be collected over the first ten years will be approximately $5.4 billion.

Within the CTP, the TPSAC was established on 22 March 2010, to provide advice, information and recommendations with respect to the safety, dependence or health issues related to tobacco products. The TPSAC is scheduled to meet periodically to address matters brought to it by the CTP as well as those required of it by the FDA Tobacco Act, including:

•	a recommendation on modified risk applications;

•	a recommendation as to whether there is a threshold level below which nicotine yields do not produce dependence;

•	a report on the impact of the use of menthol in cigarettes on the public health; and

•	a report on the impact of dissolvable tobacco products on the public health.

19.2	Potential Regulation of Menthol

At a meeting held on 18 March 2011, the TPSAC presented its final report on the use of menthol, which concluded that removal of menthol cigarettes from the marketplace would benefit public health in the United States. On 24 July 2013, the FDA issued a report detailing its own preliminary scientific evaluation of public health issues related to the use of menthol in cigarettes, including a determination that there is likely a public health impact of menthol in cigarettes. The FDA’s report found that the weight of the evidence supports the conclusion that menthol in cigarettes is associated with:

•	increased initiation among youth and young adults;

•	reduced success in smoking cessation; and

•	increased dependence.

The report found that menthol in cigarettes is not associated with:

•	increased smoke toxicity;

•	increased levels of biomarkers of exposure; or

•	increased disease risk.

The FDA concurrently published in the Federal Register an ANPRM to obtain information related to the potential regulation of menthol in cigarettes. The ANPRM sought comments from interested stakeholders on the FDA’s preliminary evaluation, as well as any data, research or other information on various topics, including, but not limited to:

•	potential product standards for menthol and the potential period for compliance with such standards;

•	potential restrictions on the sale and/or distribution of menthol products; and

•	evidence regarding illicit trade in menthol cigarettes (including the public health impact thereof) should the use of menthol in cigarettes be restricted or banned.

In November 2013, the RAI Group submitted comments on the ANPRM. The FDA will evaluate all comments it has received from interested stakeholders in response to the ANPRM, as the agency considers whether to require additional standards or restrictions with respect to menthol cigarettes. The FDA Tobacco Act does not require the FDA to adopt any such standards or restrictions. Any rule that the FDA may propose will be subject to a 60-day comment period, and may only become effective at least one year after the rule’s adoption. If the FDA were to adopt a rule banning or severely restricting the use of menthol in cigarettes, such rule could have an adverse effect on the sale of the RAI Group’s products containing menthol and, as a result, on the results of operations, cash flows and financial position of the RAI Group.

On 25 February 2011, RJR Tobacco Company, Lorillard, Inc. and Lorillard Tobacco jointly filed in the US District Court for the District of Columbia a lawsuit, Lorillard, Inc. v. US Food and Drug Administration, challenging the composition of the TPSAC. For additional information concerning this case, see “— Litigation Affecting the Cigarette Industry — Other Litigation and Developments — FDA Litigation” in note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

At a meeting on 1 March 2012, the TPSAC presented to the FDA its final report and recommendations with respect to dissolvable tobacco products. The FDA will consider the report and recommendations and determine what future action, if any, is warranted with respect to dissolvable tobacco products. There is no timeline or statutory requirement for the FDA to act on the TPSAC’s recommendations.

19.3	Final Deeming Regulation

On 10 May 2016, the FDA issued a final regulation (the “Final Rule”), deeming all products that meet the FDA Tobacco Act’s definition of “tobacco product” to be subject to the FDA’s regulatory authority under the FDA Tobacco Act. The Final Rule became effective as of 8 August 2016, though each requirement of the Final Rule has its own compliance date. Such newly “deemed” tobacco products subject to the FDA Tobacco Act include, among others, electronic nicotine delivery systems (including e-cigarettes, e-hookah, e-cigars, vape pens, advanced refillable personal vapourisers, electronic pipes and e-liquids mixed in vape shops), certain dissolvable tobacco products, cigars, and pipe tobacco. In addition, “components” and “parts” (e.g., batteries), but not “accessories” (e.g., lighters, pipe pouches), of newly deemed products are themselves subject to the FDA Tobacco Act by virtue of the Final Rule.

Deemed products are subject to the provisions of the FDA Tobacco Act to which currently regulated tobacco products have been subject since the FDA Tobacco Act’s adoption in 2009, including: adulteration and misbranding provisions; requirements relating to ingredient listing and reporting of harmful and potentially harmful constituents; registration of tobacco product manufacturing establishments and product listing; restrictions against the sale and distribution of products with modified risk descriptions (such as use of “light”, “low”, and “mild”); prohibition on the distribution of free samples; a required health warning; and, as described in more detail below, premarket review requirements.

The “grandfather” date under the Final Rule for newly deemed products remains the same as the “grandfather” date for those tobacco products already subject to the FDA Tobacco Act – 15 February 2007. Any tobacco product that was not legally marketed as of 15 February 2007, will be considered a new tobacco product subject to premarket review by the FDA.

The FDA has recognised that few, if any, e-cigarettes were on the market as of 15 February 2007, but thousands of such products (including RJR Vapor’s VUSE Digital Vapor Cigarette) subsequently have entered into commerce. To address this issue, the FDA has established a compliance policy regarding its premarket review requirements for all newly deemed tobacco products that are not grandfathered products, but were on the market as of 8 August 2016. For these products, the FDA will allow such products to remain on the market so long as the manufacturer has filed the appropriate premarket review application by the applicable deadline: Substantial Equivalence Exemption Report – 8 August 2017; Substantial Equivalence Report – 8 February 2018; and Premarket Tobacco Product Application (“PMTA”), – 8 August 2018. During the third quarter of 2016, and prior to 8 August 2016, RJR Vapor introduced into the market additional newly deemed tobacco products.

RJR Vapor intends to file a PMTA with respect to VUSE and certain other of its e-cigarette products. Further, RJR Vapor believes that substantially all other e-cigarette manufacturers likewise will be unable to use the substantial equivalence pathway to obtain FDA clearance of their respective e- cigarettes, but instead will be required to file PMTAs to obtain FDA clearance of such products. Based on the FDA’s draft guidance setting forth the type of evidence that must be included within a premarket review application, RJR Vapor expects the costs of preparing a PMTA to be significant, and a cost more easily borne by larger manufacturers.

In order for the FDA to clear a PMTA covering an e-cigarette, the applicant must show that the marketing of such e-cigarette would be appropriate for the protection of the public health. Under the FDA Tobacco Act, whether a tobacco product is appropriate for the protection of the public health is to be determined “…with respect to the risks and benefits to the population as a whole, including users and nonusers of the tobacco product, and taking into account – (A) the increased or decreased likelihood that existing users of tobacco products will stop using such products; and (B) the increased or decreased likelihood that those who do not use tobacco products will start using such products.” In draft guidance issued by the FDA, the agency has stated that to completely assess whether a PMTA shows that a product is appropriate for the protection of the public health, the “FDA will look at the product in the context of the current tobacco product market. FDA can do this by understanding the spectrum of risk of currently available tobacco products and assessing the new product within that spectrum.” At present, there is substantial uncertainty over how the FDA will apply the foregoing principles in practice when determining whether to clear an e-cigarette PMTA. To date, few PMTAs have been filed, and the only PMTAs that the FDA has cleared relate to snus products of another manufacturer.

As part of its compliance policy, the FDA has stated that for any product for which the appropriate premarket review application has been timely filed, the manufacturer may continue to market the product for an additional year from the deadline for filing the appropriate application (i.e., 8 August 2019 for PMTAs) while the FDA reviews the application. If the FDA rejects the premarket review application (even if the rejection occurs prior to the end of the one-year period), then the manufacturer must immediately remove that product from commerce. At the end of the one-year compliance period, if the product has not yet been given market authorisation, the Final Rule authorises the FDA to take enforcement action. However, if review of a pending premarket review application is substantially complete and the manufacturer has provided all required information, then the FDA may defer enforcement for a reasonable time period on a case-by-case basis. For deemed products that were not on the market as of 8 August 2016, the above compliance policy does not apply and, instead, manufacturers must file the appropriate premarket review application and obtain FDA clearance before marketing such product.

19.4	FDA Warning Letter to SFNTC

On 27 August 2015, the FDA sent a warning letter to SFNTC claiming that SFNTC’s use of the terms “Natural” and “Additive Free” in the product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes violates the Modified Risk Tobacco Products provision of the FDA Tobacco Act. Following discussions between the parties, on 23 January 2017, the FDA and SFNTC reached an agreement whereby, among other things, SFNTC committed to phasing out use of the terms “Natural” and Additive Free” from product labelling and advertising for NATURAL AMERICAN SPIRIT cigarettes on an established timeframe. The agreement also specifies that SFNTC may continue to use the term “Natural” in the NATURAL AMERICAN SPIRIT brand name and trademarks. SFNTC’s scheduled deletion of the terms “Natural” and “Additive Free” from the labelling and advertising of its NATURAL AMERICAN SPIRIT cigarettes could have an adverse effect on the sale of such cigarettes and, as a result, on the results of operations, cash flows and financial position of SFNTC and the RAI Group.

19.5	Premarket Review; MRTP Applications

The RAI Group’s strategy of focusing on innovation to help transform the tobacco industry is dependent on its operating companies’ ability to introduce new products into the market. For a manufacturer to launch a new product or modify an existing one after 22 March 2011, the FDA Tobacco Act requires a manufacturer to file one of three types of product applications (a new product application, a substantial equivalence application or a substantial equivalence exemption application) with the CTP, depending on the type and level of change being sought. In all cases, however, the manufacturer may not market the new or modified product in the United States until the CTP issues a marketing order, allowing the product to be marketed. Although the FDA Tobacco Act has now been in effect for more than six years, uncertainty remains as to the timing of the review and the requirements for clearance of new or modified tobacco products introduced in the market after 22 March 2011. These uncertainties, in conjunction with the clearance requirement itself, could have an adverse impact on the ability of the RAI Group to innovate in the future.

Similarly, a manufacturer that introduced a new tobacco product or modified a tobacco product between 15 February 2007 and 22 March 2011, was required to file a substantial equivalence report with the CTP, demonstrating either (1) that the new or modified product had the same characteristics as a product commercially available as of 15 February 2007, referred to as a predicate product, or (2) if the new or modified product had different characteristics than the predicate product, that it did not raise different questions of public health. A product subject to such report is referred to as a provisional product. A manufacturer may continue to market a provisional product unless and until the CTP issues an order that the provisional product is not substantially equivalent, in which case the FDA could then require the manufacturer to remove the provisional product from the market. On 15 September 2015, the CTP issued four NSE orders, to RJR Tobacco Company, determining that four cigarette styles are not substantially equivalent to their respective predicate products, and ordering that RJR Tobacco Company immediately stop all distribution, importation, sale, marketing and promotion of these provisional products. On 29 September 2015, RJR Tobacco Company provided the FDA with a compliance plan with respect to these NSE orders. On 20 January 2016, RJR Tobacco Company received notification from the CTP’s Office of Compliance and Enforcement that no further action was necessary on the compliance plan.

As with new or modified tobacco products introduced after 22 March 2011, uncertainty remains over the timing of review of substantial equivalence reports for provisional products. Moreover, although the sales of the provisional products subject to the NSE orders described in the preceding paragraph are not material to RJR Tobacco Company, substantially all of the RAI Group’s operating companies’ products currently on the market are provisional products. If the CTP were to issue NSE orders with respect to other provisional products of RAI’s operating companies, such orders, if not withdrawn or invalidated, would have a material adverse impact on the sales of the products subject to the orders, and could have an adverse impact on the results of operations, cash flows and financial position of the RAI Group.

On 31 March 2017, RJR Tobacco Company filed with the FDA modified risk tobacco product applications, referred to as MRTP applications, covering six styles of CAMEL Snus. In accordance with the FDA’s submission guidelines and in support of its MRTP applications, RJR Tobacco Company provided the FDA documentation regarding the results and analysis from a number of scientific studies. The FDA initially will review the applications to determine whether to accept them for substantive review; the FDA may ask RJR Tobacco Company to provide additional information before the agency accepts the applications for review. If the FDA ultimately accepts the applications, then the agency will undertake a scientific review to determine whether (and will grant a modified risk tobacco product order only if) RJR Tobacco Company has demonstrated that the products subject to the applications will (1) significantly reduce the risk of tobacco-related disease to the users of the products and (2) benefit the health of the population as a whole. There is no deadline by which the FDA is required to make a determination with respect to RJR Tobacco Company’s MRTP applications. If the FDA were to issue a modified risk tobacco product order, then RJR Tobacco Company would have the ability to communicate the reduced risk claims contained in the approved MRTP applications. To date, the FDA has not granted a modified risk tobacco product order to any manufacturer.

The FDA Tobacco Act could result in a decrease in cigarette, smokeless tobacco product and e-cigarette sales in the United States, including sales of RJR Tobacco Company’s, SFNTC’s, American Snuff Co.‘s and RJR Vapor’s brands, that, together with increased costs incurred by the RAI Group arising from the FDA Tobacco Act, could have a material adverse effect on the RAI Group’s financial condition, results of operations and cash flows. It is not possible to determine what additional federal, state or local legislation or regulations relating to smoking or cigarettes will be enacted or to predict the effect of new legislation or regulations on RJR Tobacco Company, SFNTC or the cigarette industry in general, but any new legislation or regulations could have an adverse effect on RJR Tobacco Company, SFNTC or the cigarette industry in general. Similarly, it is not possible to determine what additional federal, state or local legislation or regulations relating to smokeless tobacco products or e-cigarettes will be enacted or to predict the effect of new regulations on American Snuff Co. or smokeless tobacco products in general, or on RJR Vapor or e-cigarettes in general, as the case may be, but any new legislation or regulations could have an adverse effect on American Snuff Co. or smokeless tobacco products in general or on RJR Vapor or e-cigarettes in general, as the case may be.

20.	Other Contingencies

For information relating to other contingencies of RAI, RJR, RJR Tobacco Company, Lorillard Tobacco, American Snuff Co., SFNTC and RJR Vapor, see “— Other Contingencies” in note 7 of the condensed consolidated financial statements (unaudited) of the RAI Group at Part A of Appendix 2 of this Prospectus.

21.	Off-Balance Sheet Arrangements

RAI has no off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on its financial position, results of operations, liquidity, capital expenditures or capital resources.

PART XIII

CAPITALISATION AND INDEBTEDNESS

The following tables set out the indebtedness of the BAT Group as at 31 March 2017 and the capitalisation of the BAT Group as at 31 December 2016. The following tables do not reflect the impact of the Proposed Acquisition and related financing on the BAT Group’s capitalisation and indebtedness. See Part XVI (Unaudited Pro forma Financial Information of the Combined Group) of this Prospectus for an analysis of the impact of the Proposed Acquisition and related financing on the consolidated net assets of the BAT Group.

As at 31 March 2017 (unaudited) (£m)
Current debt
Guaranteed	3,128
Secured	24
Unguaranteed/Unsecured	1,116

Total current debt	4,268

Non-current debt
Guaranteed	15,969
Secured	3
Unguaranteed/Unsecured	26

Total non-current debt	15,998

Total indebtedness	20,266

1	This statement of indebtedness has been prepared under IFRS (EU) using policies which are consistent with those used in preparing the BAT Group’s audited consolidated financial statements for the year ended 31 December 2016.
2	The BAT Group manages its interest rate and foreign currency risks on debt using interest rate swaps, cross-currency swaps and forward foreign currency contracts. Included within BAT Group debt is £7,145 million of debt subject to fair value hedges.

As at 31 December 2016 (£m)
Shareholders’ equity:
Share capital	507
Share premium	82
Legal reserve [2]	4,422
Other reserves	-

Total capitalisation [3]	5,011

1	This statement of capitalisation has been extracted without material adjustment from the BAT Group’s audited consolidated financial statements for the year ended 31 December 2016.
2	Legal reserves comprise capital redemption reserves, merger reserves and other reserves relating to i) merger accounting for a Scheme of Arrangement and Reconstruction in 1998 whereby British American Tobacco p.l.c. acquired the entire share capital of B.A.T Industries p.l.c., and ii) an accumulated balance in respect of the preference shares issued as consideration for an acquisition and converted during 2004.
3	Excludes retained earnings, translation reserves, hedging reserves, available-for-sale reserves and revaluation reserves.

There has been no material change in the BAT Group’s capitalisation since 31 December 2016.

The following table sets out the net indebtedness of the BAT Group as at 31 March 2017:

As at 31 March 2017 (unaudited) (£m)
Cash	1,476
Cash equivalents	641
Trading securities	24

Liquidity	2,141

Current financial receivable	-
Current bank debt	(1,113)
Current portion of non-current financial debt	(2,060)
Other current financial debt	(1,095)

Current financial debt	(4,268)

Net current financial indebtedness
Non-current bank loans	(26)
Bonds issued	(15,969)
Other non-current loans	(3)

Non-current financial indebtedness	(15,998)

Net financial indebtedness	(18,125)

1	This statement of indebtedness has been prepared under IFRS (EU) using policies which are consistent with those used in preparing the BAT Group’s audited consolidated financial statements for the year ended 31 December 2016.
2	The BAT Group manages its interest rate and foreign currency risks on debt using interest rate swaps, cross-currency swaps and forward foreign currency contracts. Included within BAT Group debt is £7,145 million of debt subject to fair value hedges.
3	The BAT Group had indirect indebtedness concerning certain leaf supply arrangements, with a maximum exposure of £105m, and guarantees related to borrowings in the BAT Group’s Algerian business (£4 million). The BAT Group had no or contingent indebtedness at 31 March 2017.

The information as at 31 March 2017 is unaudited. The statement of indebtedness has been extracted without material adjustment from the management accounts of the BAT Group, which have been prepared using policies that are consistent with those used in preparing the historical financial information as disclosed in Part XIV (Historical Financial Information of the BAT Group) of this Prospectus.

PART XIV

HISTORICAL FINANCIAL INFORMATION OF THE BAT GROUP

1.	Historical financial information

The following documents, which have been filed with the FCA and are available for inspection in accordance with paragraph 24 of Part XIX (Additional Information) of this Prospectus, contain financial information which is relevant to the Proposed Acquisition:

•	BAT’s Annual Report 2016, containing BAT’s audited consolidated financial statements for the year ended 31 December 2016, together with an audit report in respect of that period and a discussion of BAT’s financial performance;

•	BAT’s Annual Report 2015, containing BAT’s audited consolidated financial statements for the year ended 31 December 2015, together with an audit report in respect of that period and a discussion of BAT’s financial performance; and

•	BAT’s Annual Report 2014, containing BAT’s audited consolidated financial statements for the year ended 31 December 2014, together with an audit report in respect of that period and a discussion of BAT’s financial performance.

2.	Information incorporated by reference

The table below sets out the various sections of the documents referred to above which are incorporated by reference into, and form part of, this Prospectus so as to provide certain information required pursuant to the Prospectus Rules, and only the parts of the documents identified below are incorporated and form part of, this Prospectus. To the extent that any part of the information referred to below itself contains information which is incorporated by reference, such information shall not form part of this Prospectus.

Reference	Information incorporated by reference	Page number(s)

For the year ended 31 December 2016
BAT Annual Report 2016	Independent auditor’s report	84
BAT Annual Report 2016	Group balance sheet	91
BAT Annual Report 2016	Group income statement	88
BAT Annual Report 2016	Group statement of comprehensive income	89
BAT Annual Report 2016	Group statement of changes in equity	90
BAT Annual Report 2016	Group cash flow statement	92
BAT Annual Report 2016	Notes on the accounts	93

For the year ended 31 December 2015
BAT Annual Report 2015	Independent auditor’s report	121
BAT Annual Report 2015	Group balance sheet	128
BAT Annual Report 2015	Group income statement	128
BAT Annual Report 2015	Group statement of comprehensive income	125
BAT Annual Report 2015	Group statement of changes in equity	127
BAT Annual Report 2015	Group cash flow statement	130
BAT Annual Report 2015	Notes on the accounts	131

For the year ended 31 December 2014
BAT Annual Report 2014	Independent auditors’ report	116
BAT Annual Report 2014	Group balance sheet	124
BAT Annual Report 2014	Group income statement	121
BAT Annual Report 2014	Group statement of comprehensive income	122
BAT Annual Report 2014	Group statement of changes in equity	123
BAT Annual Report 2014	Group cash flow statement	126
BAT Annual Report 2014	Notes on the accounts	127

PART XV

HISTORICAL FINANCIAL INFORMATION OF THE RAI GROUP

Section A: Historical financial information of the RAI Group

The unaudited consolidated financial statements for the RAI Group for the three months ended 31 March 2017 are included at Part A of Appendix 2 (RAI’s Financial Statements) of this Prospectus. The audited consolidated financial statements for the RAI Group for the years ended 31 December 2016, 2015 and 2014, together with the independent audit reports in respect of those financial statements are included at Part B of Appendix 2 (RAI’s Financial Statements) of this Prospectus. The audited consolidated financial statements for the RAI Group for the years ended 31 December 2015, 2014 and 2013, together with the independent audit report in respect of those financial statements are included at Part C of Appendix 2 (RAI’s Financial Statements) of this Prospectus. The financial information relating to the RAI Group in this Prospectus has been prepared in accordance with US GAAP.

Section B: Unaudited reconciliations of the RAI Group’s historical financial information

1.	Unaudited reconciliations of the RAI Group’s historical financial information to BAT’s accounting policies

The following unaudited reconciliations summarise the material adjustments which reconcile the RAI Group’s consolidated net income (profit for the period) for the three months ended 31 March 2017 and each of the three years ended 31 December 2016, 2015 and 2014, as well as the balance sheet (total equity) as at 31 March 2017, 31 December 2016, 2015 and 2014, as previously reported by the RAI Group, to estimate those that would have been reported had the RAI Group applied the accounting policies used by the BAT Group in the preparation of its consolidated financial statements for the three months ended 31 March 2017 and the years ended 31 December 2016, 2015 and 2014.

These differences relate to methods for recognition and measurement of the amounts shown in the consolidated financial statements. The reconciliation does not seek to reflect any changes to the judgements made by RAI in preparing the underlying RAI Group financial information and does not reflect any fair value adjustments which the Board will need to make as a result of the Proposed Acquisition or would have made had the Proposed Acquisition happened at any other date during the historical period shown.

The following unaudited reconciliations present the effect of the material differences between the RAI Group’s accounting policies (using US GAAP) and the BAT Group’s accounting policies (using IFRS (EU)); the adjustment to the balance sheet (total equity) is a cumulative adjustment whereas the net income adjustment represents the effect for the accounting period only and therefore does not correspond with the total equity adjustment amount for the corresponding accounting period.

1.1	Unaudited reconciliation of the RAI Group’s profit for the period ended 31 March 2017 and the years ended 31 December 2016, 2015 and 2014

	For the three months ended 31 March 2017	For the year ended 31 December
(in $ millions)		2016	2015	2014
Net income for the period attributable to RAI as reported by RAI (US GAAP)[1]	780	6,073	3,253	1,470
Adjusted for differences from BAT accounting policies:
Inventory – LIFO[2]	2	(9)	(30)	(1)
Defined benefit plans[3]	(21)	(72)	35	181
Consolidated profit for the period attributable to RAI under BAT accounting policies (IFRS (EU))	761	5,992	3,258	1,650

1	The consolidated profit of the RAI Group for the years ended 31 December 2016, 2015 and 2014 has been extracted without material adjustment from the RAI Group’s consolidated financial statements for each of the respective years included in RAI’s Annual Report on Form 10-K for the year ended 31 December 2016 and in Appendix 2 of this document. The consolidated profit of the RAI Group for the three months ended 31 March 2017 has been extracted without material adjustment from the RAI Group’s consolidated financial statements included within RAI’s Quarterly Report on Form 10-Q for the quarterly period ended 31 March 2017.

2	Under US GAAP, the RAI Group has historically accounted for the cost of tobacco inventories principally under the last-in, first-out, (“LIFO”) method. The LIFO method of accounting for inventory is not allowed under IFRS (EU) and BAT accounts for these inventories based on the weighted average cost method. Consequently, the RAI Group’s LIFO charge/(gain) to raw materials and consumables used during the year ended 31 December 2016 of $15 million (2015: $50 million; 2014: $2 million; Q1 2017: $(4) million) has been adjusted with a related impact to income taxes of $6 million (2015: $20 million; 2014: $1 million; Q1 2017: $2 million).

3	Under US GAAP the expected return on pension plan assets is used to calculate the return component of net periodic benefit costs, with the difference between the actual and expected rate of return recognised as a component of actuarial (gains) losses within accumulated other comprehensive income with subsequent recognition in operating results to the extent the net (gains) losses are in excess of the corridor. Under IFRS (EU) as applied by BAT, net interest cost on defined benefit plans, a component of defined benefit costs, is calculated by applying the discount rate assumption to the net defined benefit liability. The difference between actual return on plan assets and the component of net interest derived from plan assets is recognised in accumulated other comprehensive income as a component of remeasurement gains and losses. IFRS (EU) does not permit recognition of remeasurement gains and losses in profit in current or future periods.

As a result, employee benefit costs for the year ended 31 December 2016 reflects an adjustment to increase the charge by $80 million (2015: $98 million decrease; 2014: $340 million decrease; Q1 2017: $41 million). This comprises a combination of a debit to net periodic benefit cost of $125 million (2015: $148 million; 2014: $112 million; Q1 2017: $41 million) and the reversal of the RAI Group’s “mark to market” adjustment to record actuarial gains in excess of corridor amounting to $45 million in 2016 (2015: $246 million; 2014: $452 million; Q1 2017: $nil). The related impact to taxation on ordinary activities is $32 million (2015: $39 million; 2014: $135 million; Q1 2017: $16 million).

Under US GAAP, prior service costs are recognised in accumulated other comprehensive income at the date of the adoption of the plan amendment and then amortised into income. Under IFRS (EU), prior service costs cannot be spread over a future service period but rather are recognised immediately. Accordingly, employee benefit costs for the year ended 31 December 2016 reflects adjustment to increase (decrease) the charge by $39 million (2015: $39 million; 2014: $39 million; Q1 2017: $(8) million) to reverse prior service cost gains which were amortised to income in the period. The related impact to taxation on ordinary activities is $15 million (2015: $15 million; 2014: $15 million; Q1 2017: $4 million).

1.2	Unaudited reconciliation of the RAI Group’s consolidated income statement under BAT Group accounting policies and income statement presentation for the year ended 31 December 2016

		Reclassifications and US GAAP to IFRS (EU) adjustments
(in millions)	Historical RAI (US GAAP)[2]	Reclassifications[3]	LIFO Inventories[4]	Pensions[5,6]	Revenue recognition[7]	Adjusted RAI (IFRS (EU))	Adjusted RAI (IFRS (EU))[8]
Net sales	$12,277[1]	$(12,277)	$-	$-	$-	$-	£-
Net sales, related party	226	(226)	-	-	-	-	-
Revenue	-	12,503	-	-	8	12,511	9,233
Raw materials and consumables used	-	(4,594)	(15)	-	(8)	(4,617)	(3,407)
Changes in inventories of finished goods and work in progress	-	(15)	-	-	-	(15)	(11)
Cost of products sold	(4,841)[1]	4,841	-	-	-	-	-
Employee benefit costs	-	(821)	-	(119)	-	(940)	(694)
Selling, general and administrative expenses	(1,931)	1,931	-	-	-	-	-
Gain on Divestiture	4,861	(4,861)	-	-	-	-	-
Depreciation, amortisation and impairment costs	-	(123)	-	-	-	(123)	(91)
Amortisation expense	(23)	23	-	-	-	-	-
Other operating income	-	4,861	-	-	-	4,861	3,587
Other operating expenses	-	(1,242)	-	-	-	(1,242)	(916)

Profit from operations	10,569	-	(15)	(119)	-	10,435	7,701
Interest and debt expense	(626)	626	-	-	-	-	-
Interest income	8	(8)	-	-	-	-	-
Other income/expenses, net	(260)	260	-	-	-	-	-
Net finance	-	(878)	-	-	-	(878)	(648)
Share of post-tax results of associates and joint ventures	-	-	-	-	-	-	-

Profit before taxation	9,691	-	(15)	(119)	-	9,557	7,053
Provision for income taxes	(3,618)	3,618	-	-	-	-	-
Taxation on ordinary activities	-	(3,618)	6	47	-	(3,565)	(2,631)

Profit for the year	6,073	-	(9)	(72)	-	5,992	4,422

Attributable to:
Owners of the parent	6,073	-	(9)	(72)	-	5,992	4,422
Non-controlling interests	-	-	-	-	-	-	-

1	Excludes duty, excise and other taxes of $4,343 million (£3,205 million).

2	The RAI Group’s income statement line items are directly extracted without material adjustment from the RAI Group’s consolidated income statement for the year ended 31 December 2016 as set out within RAI’s Form 10-K. The order of the line items may be different from those in the RAI Group’s consolidated income statement to allow each line to be matched to the presentational format of the BAT Group’s consolidated income statement.

3	The classification of certain items presented by the RAI Group under US GAAP has been modified in order to align with the presentation used by BAT under IFRS (EU). Modifications to the RAI Group’s historical income statement presentation include: presentation of “Net sales” and “Net sales, related party” together within revenue; separate presentation of components of cost of sales into raw materials and consumables used, changes in inventories of finished goods and work in progress, employee benefit costs and depreciation, amortisation and impairment costs; separate presentation of components of selling, general and administrative expenses into employee benefit costs, depreciation, amortisation and impairment costs and other operating expenses; presentation of gain on divestiture in other operating income; presentation of amortisation expense and asset impairment charges within depreciation, amortisation and impairment costs; and presentation of interest and debt expense, interest income and other income/expenses (net) within net finance (costs)/income.

4

Under US GAAP, the RAI Group has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU), and BAT accounts for these inventories based on the weighted average cost method. Consequently, $139 million and the related benefit to raw materials and consumables used of $15 million, have been adjusted with a related impact to provision for income taxes of $6 million. The net impact to retained earnings is $139 million.

5	Under US GAAP the expected return on pension plan assets is used to calculate the return component of net periodic benefit costs, with the difference between the actual and expected rate of return recognised as a component of actuarial (gains) losses within accumulated other comprehensive income with subsequent recognition in operating results to the extent the net (gains) losses are in excess of the corridor. Under IFRS (EU) as applied by BAT, net interest cost on defined benefit plans, a component of defined benefit costs, is calculated by applying the discount rate assumption to the net defined benefit liability. The difference between actual return on plan assets and the component of net interest derived from plan assets is recognised in accumulated other comprehensive income as a component of remeasurement gains and losses. IFRS (EU) does not permit recognition of remeasurement gains and losses in profit in current or future periods.

As a result, employee benefit costs for the year ended 31 December 2016 reflects an adjustment to increase the charge by $80 million. This comprises a combination of a debit to net periodic benefit cost of $125 million and the reversal of the RAI Group’s “mark to market” adjustment to record actuarial gains in excess of corridor amounting to $45 million in 2016. The related impact to taxation on ordinary activities is $32 million.

6	Under US GAAP, prior service costs are recognised in accumulated other comprehensive income at the date of the adoption of the plan amendment and then amortised into income. Under IFRS (EU), prior service costs cannot be spread over a future service period but rather are recognised immediately. Accordingly, employee benefit costs for the year ended 31 December 2016 reflects an adjustment to increase the charge by $39 million to reverse prior service cost gains which were amortised to income in the period. The related impact to taxation on ordinary activities is $15 million.

7	The RAI Group has deferred certain sales transactions as these constitute bill and hold transactions under US GAAP. Under IFRS (EU) as applied by BAT, these transactions are determined to meet the revenue recognition criteria requiring the transfer of risks and rewards to the customer prior to period end and have been recognised accordingly.

8	The RAI Group’s presentation currency is USD, while BAT’s presentation currency is GBP. Thus, RAI’s adjusted income statement was translated using an exchange rate of £0.73801/$1, which was the mid-market weighted average rate for the year ended 31 December 2016.

1.3	Unaudited reconciliation of the RAI Group’s balance sheet as at 31 March 2017, 31 December 2016, 2015 and 2014

	For the three months ended 31 March 2017	For the year ended 31 December
(in $ millions)		2016	2015	2014
Consolidated total equity as reported by RAI (US GAAP)[1]	21,706	21,711	18,252	4,522
Adjusted for differences from BAT accounting policies:
Inventory – LIFO[2]	87	85	94	124
Consolidated total equity of RAI under BAT accounting policies (IFRS (EU))	21,793	21,796	18,346	4,646

1	The consolidated total equity of the RAI Group as at 31 December 2016, 2015 and 2014 has been extracted without material adjustment from the RAI Group’s consolidated financial statements for each of the respective years included in RAI’s Annual Report on Form 10-K for the year ended 31 December 2016. The consolidated profit of the RAI Group for the three months ended 31 March 2017 has been extracted without material adjustment from the RAI Group’s consolidated financial statements included within RAI’s Quarterly Report on Form 10-Q for the quarterly period ended 31 March 2017.

2	Under US GAAP, RAI has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU), and BAT accounts for these inventories based on the weighted average cost method. Consequently, as at 31 December 2016, $139 million (2015: $154 million; 2014: $204 million; Q1 2017: $143 million) has been adjusted with a related impact to provision for income taxes of $54 million (2015: $60 million; 2014: $80 million; Q1 2017: $56 million). The net impact to retained earnings is $85 million (2015: $94 million; 2014: $124 million; Q1 2017: $87million).

1.4	Unaudited reconciliation of the RAI Group’s consolidated balance sheet under BAT Group accounting policies and balance sheet presentation as at 31 December 2016

		Reclassifications and US GAAP to IFRS (EU) adjustments
(in millions)	Historical RAI (US GAAP)[1]	Reclassifications[2]	LIFO Inventories[3]	Pensions[4]	Revenue recognition[5]	Adjusted RAI (IFRS (EU))	Adjusted RAI (IFRS (EU))[6]
Assets
Non-current assets
Goodwill	$15,992	$(15,992)	$-	$-	$-	$-	£-
Trademarks and other intangible assets, net of accumulated amortisation	29,444	(29,444)	-	-	-	-	-
Intangible assets	-	45,463	-	-	-	45,463	36,782
Property, plant and equipment, net	1,348	(1,348)	-	-	-	-	-
Property, plant and equipment	-	1,321	-	-	-	1,321	1,069
Investments in associates and joint ventures	-	-	-	-	-	-	-
Retirement benefit assets	-	-	-	-	-	-	-
Deferred tax assets	-	-	-	-	-	-	-
Other assets and deferred charges	73	(73)	-	-	-	-	-
Trade and other receivables	-	73	-	-	-	73	59
Available-for-sale investments	-	-	-	-	-	-	-
Derivative financial instruments	-	-	-	-	-	-	-

Total non-current assets	46,857	-	-	-	-	46,857	37,910

Current assets
Inventories	1,645	-	139	-	(25)	1,759	1,423
Income tax receivable	-	-	-	-	-	-	-
Accounts receivable	66	(66)	-	-	-	-	-
Accounts receivable, related party	113	(113)	-	-	-	-	-
Other receivables	10	(10)	-	-	-	-	-
Other current assets	353	(353)	-	-	-	-	-
Trade and other receivables	-	542	-	-	-	542	439
Available-for-sale instruments	-	-	-	-	-	-	-
Derivative financial instruments	-	-	-	-	-	-	-
Deferred income taxes, net	-	-	-	-	-	-	-
Cash and cash equivalents	2,051	-	-	-	-	2,051	1,659
Assets classified as held-for-sale	-	-	-	-	-	-	-

Total current assets	4,238	-	139	-	(25)	4,352	3,521

Total assets	51,095	-	139	-	(25)	51,209	41,431

Equity
Capital and reserves
Share capital	-	-	-	-	-	-	-
Paid-in capital	18,285	(18,285)	-	-	-	-	-
Share premium, capital redemption and merger reserves	-	18,285	-	-	-	18,285	14,794
Accumulated other comprehensive loss	(314)	314	-	-	-	-	-
Other reserves	-	(314)	-	88	-	(226)	(183)
Retained earnings	3,740	-	85	(88)	-	3,737	3,023

Owners of the parent	21,711	-	85	-	-	21,796	17,634
Non-controlling interests	-	-	-	-	-	-	-

Total equity	21,711	-	85	-	-	21,796	17,634

Liabilities
Non-current liabilities
Long-term debt (less current maturities)	12,664	(12,664)	-	-	-	-	-
Borrowings	-	12,664	-	-	-	12,664	10,246
Long-term retirement benefits (less current portion)	1,869	(1,869)	-	-	-	-	-

		Reclassifications and US GAAP to IFRS (EU) adjustments
(in millions)	Historical RAI (US GAAP)[1]	Reclassifications[2]	LIFO Inventories[3]	Pensions[4]	Revenue recognition[5]	Adjusted RAI (IFRS (EU))	Adjusted RAI (IFRS (EU))[6]
Retirement benefit liabilities	-	1,869	-	-	-	1,869	1,512
Long-term deferred income taxes, net	9,607	(9,607)	-	-	-	-	-
Deferred tax liabilities	-	9,607	54	-	-	9,661	7,817
Long-term deferred revenue, related party	39	(39)	-	-	-	-	-
Other non-current liabilities	220	(220)	-	-	-	-	-
Other provisions for liabilities and charges	-	39	-	-	(25)	14	11
Trade and other payables	-	82	-	-	-	82	66
Derivative financial instruments	-	-	-	-	-	-	-

Total non-current liabilities	24,399	(138)	54	-	(25)	24,290	19,652

Current Liabilities
Current maturities of long-term debt	501	(501)	-	-	-	-	-
Borrowings	-	501	-	-	-	501	405
Income tax payable	-	-	-	-	-	-	-
Tobacco settlement accruals	2,498	(2,498)	-	-	-	-	-
Other current liabilities	1,036	(1,036)	-	-	-	-	-
Other provisions for liabilities and charges	-	2,636	-	-	-	2,636	2,133
Accounts payable	221	(221)	-	-	-	-	-
Due to related party	7	(7)	-	-	-	-	-
Deferred revenue, related party	66	(66)	-	-	-	-	-
Dividends payable on RAI Shares	656	(656)	-	-	-	-	-
Trade and other payables	-	1,986	-	-	-	1,986	1,607
Derivative financial instruments	-	-	-	-	-	-	-

Total current liabilities	4,985	138	-	-	-	5,123	4,145

Total equity and liabilities	51,095	-	139	-	(25)	51,209	41,431

1	The RAI Group’s balance sheet line items are directly extracted without material adjustment from the RAI Group’s consolidated balance sheet as at 31 December 2016 as set out in RAI’s Annual Report on Form 10-K for the year ended 31 December 2016. The order of the line items may be different from those in the RAI Group’s consolidated balance sheet to allow each line to be matched to the presentational format of the BAT Group’s consolidated balance sheet.

2	The classification of certain items presented by the RAI Group under US GAAP has been modified in order to align with the presentation used by BAT under IFRS (EU). Modification to RAI’s historical balance sheet presentation include: presentation of goodwill within intangible assets; presentation of trademarks and other intangible assets, net of accumulated amortization, within intangible assets; presentation of other assets and deferred charges, other receivables, accounts receivable, accounts receivable (related party) and other current assets together within trade and other receivables (current and non-current as applicable); presentation of tobacco settlement accruals, other current liabilities and liabilities for uncertain tax benefits together within other provisions for liabilities and charges (current); presentation of liabilities for uncertain tax benefits from other noncurrent liabilities to other provisions for liabilities and charges (current); and presentation of accounts payable, due to related party, deferred revenue related party and dividends payable on common stock together within other provisions for liabilities and charges (non-current).

3	Under US GAAP, RAI has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU), and BAT accounts for these inventories based on the weighted average cost method. Consequently, $139 million has been adjusted with a related impact to provision for income taxes of $54 million. The net impact to retained earnings is $85 million.

4	Under US GAAP, prior service costs are recognised in accumulated other comprehensive income at the date of the adoption of the plan amendment and then amortised into income. Under IFRS (EU), prior service costs cannot be spread over a future service period but rather are recognised immediately. Accordingly, accumulated prior service cost gains of $88 million (net of tax) recorded in accumulated other comprehensive income relating to periods prior to and including 2016 have been reclassified to retained earnings.

5	RAI has deferred certain sales transactions as these constitute bill and hold transactions under US GAAP. Under IFRS (EU) as applied by BAT, these transactions are determined to meet the revenue recognition criteria requiring the transfer of risks and rewards to the customer prior to period end and have been recognised accordingly.

6	RAI’s presentation currency is USD, while BAT’s presentation currency is GBP. Thus, RAI’s adjusted balance sheet was translated using an exchange rate of £0.80906/$1, which was the spot rate at 31 December 2016.

Section C: Historical financial information of the Lorillard Group

1.	Historical financial information of the Lorillard Group for the year ended 31 December 2014

The audited consolidated financial statements for the Lorillard Group for the year ended 31 December 2014, together with the independent audit report in respect of those financial statements, are included at Part A of Appendix 3 (Lorillard’s Financial Statements) of this Prospectus. The financial information relating to the Lorillard Group in this document has been prepared in accordance with US GAAP.

2.	Historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015

The financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 is included at Part B of Appendix 3 (Lorillard’s Financial Statements) of this Prospectus.

3.	Accountant’s report on the historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015

The Directors

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

14 June 2017

Ladies and Gentlemen

British American Tobacco p.l.c.: proposed acquisition of Reynolds American Inc. and its historical acquisition of Lorillard Inc.

We report on the financial information set out on pages 704 to 752 of the prospectus dated 14 June 2017 for the period from 1 January 2015 to 11 June 2015. This financial information has been prepared for inclusion in the prospectus on the basis of the accounting policies set out in note 1. This report is required by Item 20.1 of Annex 1 of the Prospectus Directive Regulation and is given for the purpose of complying with that paragraph and for no other purpose.

Responsibilities

The Directors of British American Tobacco p.l.c. are responsible for preparing the financial information on the basis of preparation set out in note 1 to the financial information and in accordance with United States Generally Accepted Accounting Principles.

It is our responsibility to form an opinion on the financial information and to report our opinion to you.

Save for any responsibility arising under Prospectus Rule 5.5.3R (2)(f) to any person as and to the extent there provided, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with paragraph 23.1 of Annex I of the Prospectus Directive Regulation, consenting to its inclusion in the prospectus.

Basis of Opinion

We conducted our work in accordance with Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. Our work included an assessment of evidence relevant to the amounts and disclosures in the financial information. It also included an assessment of the significant estimates and judgments made by those responsible for the preparation of the financial information and whether the accounting policies are appropriate to the entity’s circumstances, consistently applied and adequately disclosed.

We planned and performed our work so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial information is free from material misstatement whether caused by fraud or other irregularity or error.

Opinion

In our opinion, the financial information gives, for the purposes of the prospectus dated 14 June 2017, a true and fair view of the state of affairs of Lorillard Inc. as at 11 June 2015 and of its profits, cash flows and changes in equity for the period 1 January to 11 June 2015 in accordance with the basis of preparation set out in note 1 and in accordance with United States Generally Accepted Accounting Principles.

Declaration

For the purposes of Prospectus Rule 5.5.3R (2)(f) we are responsible for this report as part of the prospectus and declare that we have taken all reasonable care to ensure that the information contained in this report is, to the best of our knowledge, in accordance with the facts and contains no omission likely to affect its import. This declaration is included in the prospectus in compliance with paragraph 1.2 of Annex I of the Prospectus Directive Regulation.

Yours faithfully

KPMG LLP

Section D: Unaudited reconciliations of the Lorillard Group’s historical financial information

1.	Unaudited reconciliations of the Lorillard Group’s historical financial information for the year ended 31 December 2014 and the period from 1 January 2015 to 11 June 2015 to BAT’s accounting policies

The following unaudited reconciliations summarise the material adjustments which reconcile the Lorillard Group’s income for the year ended 31 December 2014 and the period from 1 January 2015 to 11 June 2015; as well as the balance sheet (shareholders’ deficit) as at 31 December 2014 and 11 June 2015, included in Appendix 3 (Lorillard’s Financial Statements) of this Prospectus, and to estimates of those that would have been reported had the Lorillard Group applied the accounting policies used by the BAT Group in the preparation of its consolidated financial statements for the year ended 31 December 2016.

These differences relate to methods for recognition and measurement of the amounts shown in the consolidated financial statements. The reconciliation does not seek to reflect any changes to the judgements made by Lorillard in preparing the underlying Lorillard Group financial information and does not reflect any fair value adjustments made following the Lorillard Merger or any fair value adjustments which the BAT Board will need to make as a result of the Proposed Acquisition or would have made had the Proposed Acquisition happened at any other date during the historical period shown.

The following unaudited reconciliations present the effect of the material differences between the Lorillard Group’s accounting policies using US GAAP and the BAT Group’s accounting policies using IFRS (EU); the adjustment to the balance sheet (shareholders’ deficit) is a cumulative adjustment whereas the net income adjustment represents the effect for the accounting period only and therefore does not correspond with the total equity adjustment amount for the corresponding accounting period.

1.1	Unaudited reconciliation of the Lorillard Group’s net income for the period from 1 January 2015 to 11 June 2015 and the year ended 31 December 2014

($ millions)	1 January 2015 to 11 June 2015	For the year ended 31 December 2014
Net Income for the period attributable to Lorillard as reported by Lorillard (US GAAP)[1]	534	1,187

Adjusted for differences from BAT accounting policies:

Inventory – LIFO[2]	24	11

Defined benefit plans[3]	(4)	(21)

Consolidated profit for the period attributable to Lorillard under BAT accounting policies (IFRS (EU))	554	1,177

1	The net income of the Lorillard Group for the year ended 31 December 2014 has been extracted without material adjustment from the Lorillard Group’s consolidated financial statements included in Part A of Appendix 3 (Lorillard’s Financial Statements) of this Prospectus. The net income of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 has been extracted without material adjustment from the Lorillard Group’s consolidated financial statements incorporated by reference from Appendix 2 (Lorillard Financial Information) of the Circular.

2	Under US GAAP, the Lorillard Group has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU) and BAT accounts for these inventories based on the weighted average cost method. Consequently, the Lorillard Group’s LIFO charge to raw materials and consumables used during the year ended 31 December 2014 of $19 million (1 January 2015 to 11 June 2015: $40 million) has been adjusted with a related impact to income taxes of $8 million (1 January 2015 to 11 June 2015: $16 million).

3	Under US GAAP, the expected return on pension plan assets is used to calculate the return component of net periodic benefit costs, with the difference between the actual and expected rate of return recognised as a component of actuarial (gains) losses within accumulated other comprehensive income with subsequent recognition in operating results to the extent the net (gains) losses are in excess of the corridor. Under IFRS (EU) as applied by BAT, net interest cost on defined benefit plans, a component of defined benefit costs, is calculated by applying the discount rate assumption to the net defined benefit liability. The difference between actual return on plan assets and the component of net interest derived from plan assets is recognised in accumulated other comprehensive income as a component of remeasurement gains and losses. IFRS (EU) does not permit recognition of remeasurement gains and losses in profit in current or future periods.

As a result, employee benefit costs for the year ended 31 December 2014 reflects an adjustment to increase the charge by $35 million (1 January 2015 to 11 June 2015: $6 million). This consists of an increase in net period benefit costs of $43 million (1 January 2015 to 11 June 2015: $18 million) and the reversal of amortisation of actuarial losses of $8 million in 2014 (1 January 2015 to 11 June 2015: $12 million). The related impact to taxation on ordinary activities is $14 million (1 January 2015 to 11 June 2015: $2 million).

1.2	Unaudited reconciliation of the Lorillard Group’s balance sheet as at 11 June 2015 and 31 December 2014

($ millions)	As at 11 June 2015	As at 31 December 2014
Consolidated total shareholders’ deficit as reported by Lorillard (US GAAP)[1]	(2,074)	(2,182)

Adjusted for differences from BAT accounting policies:

Inventory – LIFO2	195	171

Consolidated net assets of Lorillard under BAT accounting policies (IFRS (EU))	(1,879)	(2,011)

1	The consolidated total shareholders’ deficit of the Lorillard Group as at 31 December 2014 has been extracted without material adjustment from the Lorillard Group’s consolidated financial statements included at Part A of Appendix 3 (Lorillard’s Financial Statements) of this Prospectus. The consolidated total shareholders’ deficit of the Lorillard Group as at 11 June 2015 has been extracted without material adjustment from Lorillard Group’s consolidated financial statements incorporated by reference from Appendix 2 (Lorillard Financial Information) of the Circular.

2	Under US GAAP, the Lorillard Group has historically accounted for the cost of tobacco inventories principally under the LIFO method. The LIFO method of accounting for inventory is not allowed under IFRS (EU) and BAT accounts for these inventories based on the weighted average cost method. Consequently, the Lorillard Group’s LIFO reserve as at 31 December 2014 of $283 million (11 June 2015: $323 million) has been adjusted with a related impact to provision for income taxes of $112 million (1 January 2015 to 11 June 2015: $128 million). The net impact to retained earnings is $171 million (11 June 2015: $195 million).

PART XVI

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF THE COMBINED GROUP

Section A. Unaudited pro forma financial information for the Combined Group

The Unaudited Pro Forma Financial Information has been prepared on the basis of the notes set out below to illustrate the effect of the Proposed Acquisition and the related financing on the income statement of the BAT Group as if it had occurred on 1 January 2016, and on the balance sheet of the BAT Group as if it had occurred on 31 December 2016.

The Unaudited Pro Forma Financial Information has been prepared in accordance with Annex II of the Prospectus Directive and in a manner consistent with the accounting policies adopted by the BAT Group in preparing the audited consolidated financial statements for the year ended 31 December 2016.

This Unaudited Pro Forma Financial Information has been prepared for illustrative purposes only and, because of its nature, addresses a hypothetical situation and therefore does not represent the BAT Group’s or the RAI Group’s actual financial position or results. It does not purport to represent what the Combined Group’s financial position actually would have been if the Proposed Acquisition and the related financing had been completed on the dates indicated, nor is it indicative of the results that may or may not be expected to be achieved in the future.

The Unaudited Pro Forma Financial Information does not constitute a statutory account within the meaning of section 434 of the Companies Act 2006. Prospective investors should read the whole of this Prospectus and not rely solely on the summarised financial information contained in this Part XVI.

1. Unaudited pro forma income statement relating to the Combined Group for the year ended 31 December 2016 giving effect to the Proposed Acquisition.

			Pro forma adjustments
(In £ millions, except as otherwise noted)	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Notes	Total pro forma combined
	Note 2	Note 3	Note 4	Note 5
Revenue	14,751	9,233	-	(182)	5(c)	23,802
Raw materials and consumables used	(3,777)	(3,407)	-	(294)[1]	5(b)(6), 5(c)	(7,478)

Changes in inventories of finished goods and work in progress	44	(11)	-	-		33
Employee benefit costs	(2,274)	(694)	-	(15)	5(b)(4)	(2,983)
Depreciation, amortisation and impairment costs	(607)	(91)	-	(58)	5(b)(7)	(756)
Gain on step acquisition	-	-	-	23,424	5(b)(11)	23,424
Other operating income	176	3,587	-	(9)	5(c)	3,754
Other operating expenses	(3,658)	(916)	-	(138)[2]	5(a), 5(c)	(4,712)

Profit from operations	4,655	7,701	-	22,728		35,084
Net finance (costs)/income	(637)	(648)	(361)[3]	46	4(b), 5(b)(5)	(1,600)
Share of post-tax results of associates and joint ventures	2,227	-	-	(1,880)	5(b)(11)	347

Profit before taxation	6,245	7,053	(361)	20,894		33,831
Taxation	(1,406)	(2,631)	101	(7,955)[4]	5(a), 5(b)(4), 5(b)(5), 5(b)(6), 5(b)(7), 5(b)(11)	(11,891)
Profit for the year	4,839	4,422	(260)	12,939		21,940
Attributable to:
Owners of the parent	4,648	4,422	(260)	12,939		21,749
Non-controlling interests	191	-	-	-		191
	4,839	4,422	(260)	12,939		21,940

			Pro forma adjustments
(in £ millions, except as otherwise noted)	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Notes	Total pro forma combined
	Note 2	Note 3	Note 4	Note 5
Earnings per share
Basic (pence)	250.2					957.3	(5)
Diluted (pence)	249.2					953.0	(5)

Weighted average shares outstanding in millions of shares
Basic	1,858			434		2,292	(5)
Diluted	1,865			437		2,302	(5)

1	Includes £(476) million recognised in respect of the fair value uplift to the RAI Group’s inventory and £182 million of intercompany eliminations. See notes 5(b)(6) and 5(c) respectively below for further details.

2	Includes £(211) million of incremental transaction costs and £73 million of intercompany eliminations. See notes 5(a) and 5(c) respectively below for further details.

3	Includes an adjustment to interest expenses of £(356) million and a £(5) million adjustment in respect of facility fees to be incurred with respect to Revolving Facility A. See note 4(b) for further details.

4	Includes £47 million in respect of the tax impact of transaction costs, £6 million in respect of the tax impact of additional compensation expenses relating to post-combination services, £(18) million in respect of the tax impact of lower interest expenses relating to the step-up in fair value of existing RAI Group debt, £(3) million in respect of the tax impact of the elimination of debt issuance costs, £188 million in respect of the tax impact of the unwind of the fair value uplift to the RAI Group’s inventory, £23 million in respect of the tax impact of amortisation of intangible assets recognised on acquisition and £(8,198) million in respect of the tax impact of the gain on step acquisition. See notes 5(a), 5(b)(4), 5(b)(5), 5(b)(6), 5(b)(7) and 5(b)(11) respectively below for further details.

2. Unaudited pro forma balance sheet relating to the Combined Group

			Pro forma adjustments
(In £ millions, except as otherwise noted)	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Notes	Total pro forma combined

Assets	Note 2	Note 3	Note 4	Note 5
Non-current assets					5(a) 5(b)(7)
Intangible assets	12,117	36,782	-	76,779[1]	5(b)(10)	125,678
Property, plant and equipment	3,661	1,069	-	-		4,730
Investments in associates and joint ventures	9,507	-	-	(8,051)	5(b)(11)	1,456
Retirement benefit assets	455	-	-	-		455
Deferred tax assets	436	-	-	-		436
Trade and other receivables	599	59	-	-		658
Available-for-sale investments	43	-	-	-		43
Derivative financial instruments	596	-	-	-		596
Total non-current assets	27,414	37,910	-	68,728		134,052

Current assets
Inventories	5,793	1,423	-	476	5(b)(6)	7,692
Income tax receivable	69	-	-	-		69
Trade and other receivables	3,884	439	-	(98)	5(c)	4,225
Available-for-sale investments	15	-	-	-		15
Derivative financial instruments	375	-	-	-		375
Cash and cash equivalents	2,204	1,659	20,169	(19,350)[2]	4(a), 5(a) 5(b)	4,682

	12,340	3,521	20,169	(18,972)		17,058
Assets classified as held-for-sale	19	-	-	-		19
Total current assets	12,359	3,521	20,169	(18,972)		17,077

Total assets	39,773	41,431	20,169	49,756		151,129

			Pro forma adjustments
(in £ millions, except as otherwise noted)	Historical BAT (IFRS)	RAI (IFRS)	Financing	Proposed Acquisition	Notes	Total pro forma combined

Assets	Note 2	Note 3	Note 4	Note 5
Equity
Capital and reserves
Share capital	507	-	-	108	5(d)	615
Share premium, capital redemption and merger reserves	3,931	14,794	-	9,172	5(d)	27,897
Other reserves	413	(183)	-	183	5(d)	413
Retained earnings	3,331	3,023	-	20,367	5(d)	26,721
Owners of the parent	8,182	17,634	-	29,830		55,646

Non-controlling interests	224	-	-	-		224
Total equity	8,406	17,634	-	29,830		55,870

Liabilities
Non-current liabilities
Borrowings	16,488	10,246	8,056	952	4(a), 5(b)(5)	35,742
Retirement benefit liabilities	826	1,512	-	-		2,338
Deferred tax liabilities	652	7,817	-	19,134	5(b)(8)	27,603
Other provisions for liabilities and charges	386	11	-	(31)	5(c)	366
Trade and other payables	1,040	66	-			1,106
Derivative financial instruments	119	-	-	-		119
Total non-current liabilities	19,511	19,652	8,056	20,055		67,274

Current liabilities
Borrowings	3,007	405	12,113	2	4(a), 5(b)(5)	15,527
Income tax payable	558	-	-	-		558
Other provisions for liabilities and charges	407	2,133	-	(33)	5(c)	2,507
Trade and other payables	7,335	1,607	-	(98)	5(c)	8,844
Derivative financial instruments	549	-	-	-		549
Total current liabilities	11,856	4,145	12,113	(129)		27,985

Total equity and liabilities	39,773	41,431	20,169	49,756		151,129

1	Includes an adjustment to increase intangible assets by £69 million in respect of transaction costs to be paid by RAI pre-Completion, a net adjustment to increase intangible assets by £47,549 million to reflect the fair value of intangible assets acquired with RAI and an adjustment to increase intangible assets by £29,161 million to reflect the fair value of goodwill acquired with RAI. See notes 5(a), 5(b)(7) and 5(b)(10) respectively below for further details.

2	Includes a reduction in cash and cash equivalents of £(167) million in respect of transaction costs and of £(19,183) million in respect of cash consideration paid for the Proposed Acquisition. See notes 5(a) and 5(b) respectively below for further details.

Notes to the Unaudited Pro Forma Financial Information

Note 1: Basis of presentation

The Unaudited Pro Forma Financial Information set forth herein is based upon the BAT Group’s consolidated financial statements and the RAI Group’s consolidated financial statements and has been prepared to illustrate the effects of the Proposed Acquisition, including the financing structure established to fund the Proposed Acquisition, as if it had occurred on 1 January 2016 in respect of the Unaudited Pro Forma Income Statement, and as if it had occurred on 31 December 2016 in respect of the unaudited pro forma balance sheet (the “Unaudited Pro Forma Balance Sheet”). The Unaudited Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realised had the Proposed Acquisition occurred as at the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Combined Group will experience after Completion.

The Proposed Acquisition will be accounted for as a business combination using the acquisition method of accounting in accordance with IFRS (EU) under IFRS (EU) 3 which requires that one of the two companies in the Proposed Acquisition be designated as the acquirer for accounting purposes based on the evidence available. BAT will be treated as the accounting acquirer, and accordingly, the RAI Group assets acquired and liabilities assumed have been adjusted based on preliminary estimates of fair value. Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed will be recognised as goodwill. The detailed valuation studies necessary to arrive at required estimates of fair values of the assets acquired and liabilities assumed from the RAI Group in the Proposed Acquisition have not been completed. Significant assets and liabilities that are subject to preparation and completion of valuation studies to determine appropriate fair value adjustments include property, plant and equipment, identifiable intangible assets and debt obligations. Changes to the fair values of these assets and liabilities will also result in changes to goodwill and deferred income taxes. The actual fair values will be determined after Completion and may vary materially from these preliminary estimates.

Pro forma adjustments reflected in the Unaudited Pro Forma Financial Information are based on items that are factually supportable and directly attributable to the Proposed Acquisition. The Unaudited Pro Forma Financial Information does not reflect the cost of any integration activities or benefits from the Proposed Acquisition, including potential synergies that may be generated in future periods.

The estimated income tax impacts of the pre-tax adjustments that are reflected in the Unaudited Pro Forma Financial Information are calculated using an estimated blended statutory rate, which is based on preliminary assumptions related to the jurisdictions in which the income (expense) adjustments will be recorded. The estimated blended statutory rate and the effective tax rate of the Combined Group could be significantly different depending on the post-transaction activities and geographical mix of profit before taxes.

The RAI Group’s presentation currency is US dollars, while the BAT Group’s presentation currency is pound sterling. The BAT Group has used exchange rates of £0.73801/$1 and £0.80906/$1, being the mid-market weighted average rate for the year ended 31 December 2016 and the spot rate at 31 December 2016, respectively, to translate the RAI Group’s consolidated income statement and balance sheet, respectively, and all associated financing and acquisition adjustments. These exchange rates may differ from future exchange rates which would have an impact on the Unaudited Pro Forma Financial Information, and would also impact purchase accounting upon Completion. As an example, using the closing exchange rate at 12 June 2017 of £0.78976/$1 would increase the translated amounts of net earnings attributable to BAT by £310 million and decrease RAI’s total assets by £986 million, each as presented in Note 3.

Note 2: BAT’s financial information

BAT’s financial information as at and for the year ended 31 December 2016 has been extracted without material adjustment from BAT’s published financial information for the year ended 31 December 2016.

Note 3: Adjustments to the RAI Group’s financial statements

The RAI Group’s IFRS (EU) financial information for the year ended 31 December 2016 has been extracted without material adjustment from Section B of the Part XV (Historical Financial Information of the RAI Group) of this Prospectus.

Note 4: Pro forma adjustments related to financing

(a)	Sources of funding

The Acquisition Facility comprises four credit facilities as set out in paragraph 17.1.6 of Part XIX (Additional Information) of this Prospectus.

The Acquisition Facility bears interest at a rate per annum equal to LIBOR (or in the case of euro-denominated borrowings, EURIBOR) plus the applicable margin which, based on the BAT Group’s current ratings as assessed by Standard & Poor’s Ratings Services and Moody’s Investors Service, are as follows: (1) Facility A: between 0.3625% and 1.5625% per annum based on the applicable borrowing period; (2) Facility B: between 0.4125% and 2.2125% per annum based on the applicable borrowing period; (3) Facility C: 0.70% per annum; and (4) Facility D: 0.80% per annum. These rates are subject to adjustments in accordance with the terms of the Acquisition Facility based on the applicable credit ratings assigned to the BAT Group. If the LIBOR or EURIBOR rate is below zero, such rate shall be deemed to be zero.

BAT separately entered into a £5.68 billion revolving credit facility which has two revolving facilities (to be used for the general corporate purposes of the BAT Group: (1) a £2.84 billion 364-day facility, which is a new facility (Revolving Facility A); and (2) a £2.84 billion facility maturing on 29 May 2021, which effectively replaces BAT’s existing £3 billion revolving credit facility entered into on 29 May 2014). BAT has assumed this new revolving credit facility, the 2017 RCF, will not be drawn on with respect to the Proposed Acquisition and accordingly this facility has been excluded from the debt financing adjustments below.

In April 2017, RAI drew on its revolving credit facility for working capital and general corporate purposes. As these borrowings are not directly attributable to the Proposed Acquisition, they have not been reflected in the Pro Forma Financial Information.

The financing adjustments to cash and cash equivalents and borrowings reflected in the Unaudited Pro Forma Balance Sheet are as follows:

(in £ millions)

Proceeds from Facility A	12,136
Proceeds from Facility B	4,045
Proceeds from Facility C	2,023
Proceeds from Facility D	2,023

Total sources of funding	20,227
Debt issuance costs	(58)	(1)

Total sources of funding, net	20,169

Presented as:
Current portion of borrowings adjustment	12,113
Non-current portion of borrowings adjustment	8,056

1	In relation to Facility A, Facility B, Facility C and Facility D, debt issuance costs are assumed to be £30 million, £12 million, £7 million and £9 million, respectively.

(b)	Financing charges

As detailed below, net financing costs consist of interest expense and facility fees.

Interest expense in the Unaudited Pro Forma Income Statement has been adjusted as follows based on the expected sources of funding described above:

(in £ millions)	Average principal	Interest rate	Interest expense
Facility A	12,136	1.72%	190
Facility B	4,045	1.77%	65
Facility C	2,023	1.94%	36
Facility D	2,023	2.04%	38

Total	20,227		329
Debt issuance cost amortisation:
Facility A			21
Facility B			4
Facility C			1
Facility D			1

Total Debt issuance cost amortisation			27
Total			356

As at 12 June 2017, the BAT Group’s credit rating was BBB+ and Baa2 with Standard & Poor’s Ratings Services and Moody’s Investors Service, respectively. For purposes of the interest expense calculation, the BAT Group has assumed an interest rate based on the opening margin within the applicable margin matrix for each facility for an average credit rating of BBB+/Baa2 with increases at each period specified in the Acquisition Facility. The BAT Group has also considered the variability of the applicable margin based on the BAT Group’s credit rating in accordance with each applicable margin matrix, which each include a maximum rating of “A-/A3” to a minimum rating of “BBB-/Baa3 or below.” A change in the credit rating to BBB-/Baa3 or lower (or no rating) from BBB+/Baa2 would increase the interest expense for the Unaudited Pro Forma Income Statement by approximately £33 million. A change in the credit rating of the BAT Group to A-/A3 from BBB+/Baa2 would decrease the interest expense for the Unaudited Pro Forma Income Statement by approximately £11 million.

For the purposes of calculating the above interest expense, a three-month US dollar LIBOR rate of 1.24% as at 12 June 2017 has been assumed, which may differ from the rates in place when actually utilising the facilities. A hypothetical change in interest rates of 0.125% would increase or decrease total interest expense for the Unaudited Pro Forma Income Statement by approximately £23 million.

In addition to incremental interest charges, the BAT Group has also recorded a pro forma adjustment for debt issuance cost amortisation for each facility which will be deferred and amortised over the duration of the borrowings in accordance with IAS 39, Financial Instruments: Recognition and Measurement. This adjustment will have a continuing impact on the Combined Group for the remaining life of the borrowings.

For the purposes of the Unaudited Pro Forma Financial Information, the BAT Group has assumed that the new borrowings under the facilities will remain unchanged during the year ended 31 December 2016.

The BAT Group may continue to seek alternatives to refinance the facilities in order to achieve its long-term capital structure target. For the purposes of this Unaudited Pro Forma Financial Information, the BAT Group has assumed that no such financings, refinancings or repayments have occurred.

The adjustment to net finance (costs)/income in the Unaudited Pro Forma Income Statement of £(361) million comprises net finance costs of £356 million relating to the Acquisition Facility described in note 4(a) above, and £5 million relating to facility fees to be incurred with respect to Revolving Facility A. These facility fees will not have a continuing impact on the Combined Group.

Note 5: Pro forma adjustments related to the Proposed Acquisition

(a)	Transaction and related costs

It has been estimated that total transaction and related costs of £226 million (£179 million after tax) will be incurred collectively by BAT and RAI in connection with the Proposed Acquisition, which include advisory, legal, audit, valuation and other professional fees. BAT and RAI each incurred £11 million, and £4 million of transaction and related costs, respectively (£9 million and £3 million after tax, respectively) in the year ended 31 December 2016. As a result, an adjustment of £211 million has been presented in the Unaudited Pro Forma Income Statement as an other operating expense along with an associated tax impact of £44 million. These one-off costs will not have a continuing impact on the results of the Combined Group.

An adjustment of £167 million has been presented in the Unaudited Pro Forma Balance Sheet as a reduction in cash and cash equivalents, which comprises the following:

•	Total transaction costs estimated to be incurred by BAT in conjunction with the Proposed Acquisition are £132 million (£107 million net of tax). An adjustment of £98 million has been presented in the Unaudited Pro Forma Balance Sheet as a reduction to cash and a corresponding reduction to retained earnings to represent the estimated total after tax transaction and related costs, net of those that have already been incurred by BAT.

•	Total transaction costs estimated by RAI in conjunction with the Proposed Acquisition are £94 million (£72 million net of tax). An adjustment of £69 million has been presented in the Unaudited Pro Forma Balance Sheet as a reduction to cash and a corresponding increase to goodwill as these transaction costs will reduce RAI’s retained earnings prior to Completion.

(b)	Preliminary purchase consideration and allocation

The Proposed Acquisition will be accounted for as a business combination using the acquisition method of accounting in accordance with IFRS (EU). Under this method, the RAI Group assets acquired and liabilities assumed have been recorded based on preliminary estimates of fair value. In accordance with IFRS (EU), the BAT Group measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The final fair values will be determined upon Completion and may vary materially from these estimates.

Preliminary Purchase Price

The estimated purchase consideration is calculated as follows:

(in £ millions, except per share data and share price)
RAI Shares outstanding as at 12 June 2017, other than those held by the BAT Group(1)	825,054,505
Exchange ratio	0.5260

Total BAT Shares to be issued to RAI Shareholders	433,978,670
BAT ADS closing price as at 12 June 2017	£55.30

Total equity consideration	23,999	(2)
Cash consideration	19,183	(3)
Additional consideration for share compensation	75	(4)

Total purchase consideration	43,257

Add: Fair market value of total debt assumed	11,605	(5)
Less: Total cash acquired	(1,659)

Purchase consideration, including debt assumed and net of cash acquired	53,203

Fair value of 42.2% BAT equity interest already held	31,475	(10)

Total purchase consideration and fair value of 42.2% BAT equity interest already held	74,732

1	Excluding the total number of shares of RAI common stock issuable under outstanding RAI equity awards that are expected to be settled for BAT ADSs in connection with the Proposed Acquisition.

2	The total equity consideration for each RAI Share was estimated using the closing price of BAT’s ADS on the NYSE MKT as at 12 June 2017 after giving effect to the BAT ADS ratio change converted to pound sterling using the mid-market exchange rate at 12 June 2017 of £0.78976/$1, and the number of shares outstanding not held by the BAT Group as at 12 June 2017 which was the last practicable date prior to the issuance of this Unaudited Pro Forma Financial Information. The actual purchase consideration will be determined upon Completion. A hypothetical 5% change in the price of BAT ADSs, all other factors remaining constant, would result in a corresponding increase or decrease in the total purchase consideration of £1.2 billion. Had the share price of BAT Shares as listed on the LSE of £54.62 as at 12 June 2017 been used in the calculation of total equity consideration, and all other factors remained constant, total purchase consideration would decrease by £295 million.

No fractional New BAT ADSs will be issued in the Proposed Acquisition, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADSs. The amount of cash required to be disbursed for the aggregated New BAT ADSs is not expected to be material, cannot be determined until the closing of the Proposed Acquisition and is not included in the Unaudited Pro Forma Financial Information.

3	The total cash consideration was estimated using the RAI Shares outstanding as at 12 June 2017, other than those held by the BAT Group, and the $29.44 due to RAI Shareholders for each RAI Share other than those held by the BAT Group, converted to pound sterling using the mid-market exchange rate at 12 June 2017 of £0.78976/$1. A hypothetical 5% change in the exchange rate, all other factors remaining constant, would result in a corresponding increase or decrease in the total purchase consideration of £758 million.

4	Upon Completion, each Cash-out RSU will be cancelled and converted into the right to receive Merger Consideration for any accrued dividend equivalent right in respect of such Cash-out RSU, in each case less any required withholding taxes.

Rollover Awards will be converted into a corresponding share award of BAT with respect to a target number of BAT ADSs equal to the product of (1) the target number of RAI Shares subject to the Rollover Awards immediately prior to Completion and (2) the RSU exchange ratio subject to adjustment as provided in the Merger Agreement to prevent dilution. The portion of the award that has been included as part of the consideration has been determined by multiplying the fair value of the award as at 12 June 2017 by the portion of the requisite service period that elapsed prior to the Proposed Acquisition divided by the total service period.

The estimated portion of the award attributable to post-combination services resulted in additional compensation expense of £15 million in the Unaudited Pro Forma Income Statement (employee benefit costs) for the year ended 31 December 2016. This adjustment has been tax affected using a statutory tax rate of 39.5% resulting in a net adjustment of £9 million for the year ended 31 December 2016. This adjustment will not have a continuing impact on the Combined Group once the post-combination service period has elapsed.

The RAI Group also has an equity incentive award plan for directors of RAI which provides grants of deferred share units. These units are settled in either cash or RAI Shares on the later of 2 January of a specified year or 2 January following his or her last year of service on the board. As these units can be cash settled they are accrued and recorded in other current and other non-current liabilities on the historical RAI balance sheet. Upon Completion, these deferred share units will be converted into the right to receive Merger Consideration or another form of payment (i.e., cash or BAT ADSs) as may be elected by each applicable director that is equal in value to the Merger Consideration, less any required withholding taxes, for each such deferred share unit. Accordingly, no adjustment has been recorded in the Unaudited Pro Forma Financial Information.

5	The estimated fair value of the RAI Group’s debt is estimated to be £11.6 billion, or a net increase of £954 million compared to the carrying value of £10.7 billion. An adjustment of £2 million and £952 million to the current and non-current portion of long-term borrowings, respectively, is recorded to adjust the carrying value to reflect the fair value of debt assumed, with a net increase in deferred tax asset of £377 million. As a result of the step-up in fair value of existing RAI Group debt, annual interest expense is reduced by £40 million, with an associated £16 million increase in income tax expense for the year ended 31 December 2016. Interest expense is further reduced to reflect the elimination of amortisation related to the RAI Group’s previously deferred debt issuance costs of £6 million for the year ended 31 December 2016 (£4 million net of tax). The total adjustment to interest expense is therefore £46 million (£28 million net of tax). This adjustment will have a continuing impact on the Combined Group for the remaining life of the RAI Group’s debt.

Preliminary Allocation of Purchase Price

The preliminary allocation of purchase consideration to estimated fair value of acquired assets and liabilities is as follows:

(in £ millions)
Estimated fair values of assets acquired and liabilities assumed
Inventory	1,899	(6)
Identifiable intangible assets	71,393	(7)
Borrowings	(11,605)	(5)
Deferred taxes, net	(26,951)	(8)
Other net liabilities assumed	(2,103)	(9)
Goodwill	42,099	(10)

Total allocation	74,732

6	The BAT Group’s pro forma fair value adjustment to inventory of £476 million is based on the RAI Group’s inventory as at 31 December 2016 with a carrying value of £1.4 billion. As the BAT Group sells the acquired inventory, its cost of sales will reflect the increased valuation of RAI’s inventory, which will temporarily reduce the BAT Group’s gross margins until such inventory is sold. Based on the assumption that those inventories will be sold within the first twelve months following the acquisition, an adjustment of £476 million (£288 million net of tax) has been presented in ‘raw materials and consumables used’ within the Unaudited Pro Forma Income Statement. This is considered a non-recurring adjustment.

7	The fair value of the RAI Group’s intangible assets is estimated to be £71.4 billion, or a net increase of £47.6 billion compared to a carrying value of £23.8 billion. The primary intangible assets include brands and trademarks, for which the fair value estimates of identifiable intangible assets have been determined based on publicly available benchmark data using the income approach. The assumptions used by the BAT Group to arrive at the estimated fair value of the identifiable intangible assets have been derived primarily from publicly available information, including market transactions of varying degrees of comparability. However, a detailed analysis has not been completed and actual results may differ materially from these estimates.

The RAI Group holds a number of internally developed patents and technologies, particularly in relation to its Next Generation Product business. The BAT Group does not have sufficient information at this time nor has it identified any appropriately comparable market transactions to perform any valuation analysis. These factors could result in differences between fair value and net book value. Accordingly, for the purposes of this Unaudited Pro Forma Financial Information, the Directors believe, to the best of their knowledge that the current RAI Group carrying values represent the best estimate of fair value. This estimate is preliminary and subject to change and could vary materially from the actual adjustment on the effective date of the Proposed Acquisition.

The fair value and weighted average estimated useful life of identifiable intangible assets are estimated as follows:

	Fair value	Weighted- average estimated useful life	Annual amortisation
	(in £ millions)	(in years)	(in £ millions)
Trademarks and similar intangibles	70,669	Indefinite	—
Trademarks and similar intangibles	570	20	29
Trademarks and similar intangibles	154	5-15	29

Total acquired identifiable intangible assets	71,393		58

Less: RAI’s historical net book value of intangible assets (excluding goodwill)	(23,844)

Adjustment to intangible assets, net	47,549

Based on the estimated respective fair values of identified intangible assets and the weighted average estimated useful lives, an increase to amortisation expense of £58 million has been included in the Unaudited Pro Forma Income Statement. The related estimated net decrease to income tax expense for the Unaudited Pro Forma Income Statement is £23 million. This adjustment will recur for the life of the underlying assets.

8	A net adjustment of £19,134 million to non-current deferred tax liabilities has been recorded on the net fair value step-up on the RAI Group’s assets acquired and liabilities assumed. This adjustment includes the recognition of a deferred tax liability of £28,200 million relating to the estimated gross fair value of the RAI Group’s identified intangible assets, a £377 million deferred tax asset resulting from the fair value step-up of existing RAI Group debt discussed at note (5)(b)(5), and a £188 million deferred tax liability resulting from the fair value step-up of the RAI Group inventory as discussed in note (5)(b)(6), offset by the reversal of the RAI Group’s deferred tax balance of £8,877 million on its historical value of identified intangible assets.

9	Total net liabilities assumed excluding inventory, identifiable intangible assets, borrowings, net deferred taxes and goodwill was £2.1 billion. Fair value approximated carrying value; therefore, no adjustments were required for these balances. Property, plant and equipment is required to be measured at fair value unless those assets are classified as held-for-sale on the acquisition date. The acquired assets can include assets that are not intended to be used or sold, or that are intended to be used or sold, or that are intended to be used in a manner other than their highest and best use. The BAT Group does not have sufficient information at this time as to the specific nature, age, condition or location of the land and land improvements, buildings and leasehold improvements, machinery and equipment and construction-in-process, and the BAT Group does not know the appropriate valuation premise, in use or in exchange, as the valuation premise requires a certain level of knowledge about the assets being evaluated, as well as a profile of the associated market participants. All of these factors could result in differences between fair value and net book value. Accordingly, for the purposes of this Unaudited Pro Forma Financial Information, the Directors believe, to the best of their knowledge that the current RAI Group carrying values represent the best estimate of fair value. This estimate is preliminary and subject to change and could vary materially from the actual adjustment on the effective date of the Proposed Acquisition.

10	The goodwill balance arising from the Proposed Acquisition is estimated to be £42.1 billion which represents an adjustment of £29,161 million. The goodwill has been calculated as the excess of the sum of the purchase consideration of £43.3 billion and the £31.5 billion fair value of the equity interest already held by the BAT Group at the time of the Proposed Acquisition over the fair value of the net assets acquired of £32.6 billion.

11	As part of the Proposed Acquisition, the BAT Group’s previous equity method investment in RAI will be eliminated as part of the step acquisition. A step acquisition occurs when a controlling ownership interest is gained over a period of time. The accounting guidance requires that the previously held equity interest be remeasured at fair value and any difference between the fair value and the carrying value of the previously held equity interest be recognised as a gain or loss in the income statement. The implied value of the BAT Group’s 42.2% of equity interest in RAI was determined using the value of the Merger Consideration of 0.5260 of a New BAT Share and $29.44 in cash, without interest for each RAI Share based on the closing share price of BAT ADSs on the NYSE MKT, and the mid-market exchange rate of £0.78976/$1, each as at 12 June 2017, which was the last practicable date prior to the issuance of this Unaudited Pro Forma Financial Information. A hypothetical 5% change in the price of a BAT Share, all other factors remaining constant, would result in a corresponding increase or decrease in fair value of approximately £875 million. The carrying value of the BAT Group’s equity interest of £8.1 billion and £1.9 billion in profit after tax representing the BAT Group’s share of RAI’s earnings has been eliminated in the Unaudited Pro Forma Financial Information. The resulting gain of £23.4 billion (£15.2 billion net of tax) from the step acquisition is included in the Unaudited Pro Forma Income Statement and is non-recurring in nature.

(c)	Intercompany eliminations

Sales between, and balance due to and due from the BAT Group and the RAI Group have been eliminated in the Unaudited Pro Forma Financial Information. Sales from the BAT Group to the RAI Group amounted to £15 million for the year ended 31 December 2016, and sales from the RAI Group to the BAT Group amounted to £167 million for the year ended 31 December 2016. A total adjustment of £182 million has been made to reduce revenue and increase expenses relating to raw materials and consumables used to eliminate these transactions. The associated payable and receivable positions as at 31 December 2016 of £31 million have been eliminated in the Unaudited Pro Forma Balance Sheet.

During the year ended 31 December 2016, the BAT Group and the RAI Group agreed to an early termination of a contract manufacturing agreement and as a result the BAT Group agreed to make a compensation payment of $90 million to the RAI Group which the BAT Group recognised in expense immediately and the RAI Group recognised in deferred revenue. The RAI Group is recognising the deferred revenue into income pro-rata through to 31 December 2018. Adjustments to eliminate this transaction from the Unaudited Pro Forma Income Statement reverse the £73 million charge recorded by the BAT Group and the £9 million of other operating income recognised by the RAI Group. Adjustments to eliminate this transaction from the Unaudited Pro Forma Balance Sheet reverse the £31 million of non-current and £33 million of current deferred revenue recorded by the RAI Group to retained earnings and eliminate the £67 million of receivables and payables between the BAT Group and the RAI Group. The total pro forma adjustment to reduce both trade and other receivables and current trade and other payables in respect of this contract manufacturing agreement (£67 million) and to eliminate balances associated with trading between the BAT Group and the RAI Group explained in the previous paragraph (£31 million) is therefore £98 million.

Post-Completion, transactions and balances between BAT and RAI will be eliminated on consolidation.

(d)	Impact on shareholders’ equity

The estimated impact on total shareholders’ equity is summarised as follows:

In £ millions	Transaction and related costs (1)	Eliminate RAI historical equity (2)	Issuance of BAT Shares (3)	Gain on elimination of associate (4)	Contract manufacturing agreement (5)	Total adjustments to equity resulting from the Proposed Acquisition
Share capital	-	-	108	-	-	108
Share premium	-	(14,794)	23,966	-	-	9,172
Other reserves	-	183	-	-	-	183
Retained earnings	(98)	(3,023)	-	23,424	64	20,367

Owners of the parent	(98)	(17,634)	24,074	23,424	64	29,830
Non-controlling interest		-	-	-		-

Total shareholders’ equity	(98)	(17,634)	24,074	23,424	64	29,830

1	Refer to Note 5(a)

2	Refer to Unaudited Pro Forma Balance Sheet

3	Refer to Note 5(b)(2) and 5(b)(4)

4	Refer to Note 5(b)(11)

5	Refer to Note 5(c)

Note 6: Unaudited Pro forma earnings per share

The weighted average number of BAT Shares used in computing basic earnings per share has been calculated using the weighted average number of BAT Shares issued and outstanding during the period and the number of RAI Shares issued and outstanding as at the period end, giving effect to the exchange ratio established in the Merger Agreement. For the year ended 31 December 2016, the BAT Group pro forma basic earnings per share was calculated using 2,292 million weighted average shares, which reflects the 1,858 million weighted average shares of the BAT Group issued and outstanding for the period and the 825 million shares of RAI outstanding other than those held by the BAT Group at 31 December 2016, converted to 434 million shares per the Merger Agreement.

The 2,302 million weighted average number of BAT Shares used in computing diluted earnings per share has been calculated using the 2,292 million basic average number of BAT Shares as per the paragraph above, adjusted for the dilutive impact of 7 million relevant to the BAT Group and 3 million relevant to RAI RSUs converted to 3 million shares per the exchange ratio set out in the Merger Agreement.

Note 7: Adjusting items

Adjusting items are defined in note 1 to the BAT Group’s consolidated financial statements for the year ended 31 December 2016.

As disclosed in note 3 to BAT Group’s consolidated financial statements for the year ended 31 December 2016, adjusting items in the BAT Group’s 2016 operating profit include:

•	restructuring and integration costs, totalling £603 million;

•	amortisation and impairment of trademarks and similar intangibles charges totalling £149 million;

•	charges related to Fox River totalling £20 million; and

•	South Korea sales tax charges totalling £53 million.

As disclosed in note 5 to BAT Group’s consolidated financial statements for the year ended 31 December 2016, adjusting items in the RAI Group’s 2016 operating profit include:

•	gain in relation to the sale of the international rights to NATURAL AMERICAN SPIRIT to JTI Holding of $4,861 million (£3,600 million);

•	implementation costs of $36 million (£27 million);

•	costs in respect of a number of Engle progeny lawsuits and other tobacco litigation charges that amounted to $86 million (£64 million);

•	income of $6 million (£4 million) related to the NPM Adjustment claims of the states no longer challenging the findings of non-diligence entered against them by an Arbitration Panel;

•	transaction costs of $5 million (£4 million), connected with the Proposed Acquisition; and

•	income relating to the early termination of the Manufacturing Agreement between BATUS Japan Inc. and RJR Tobacco Company of $90 million (£67 million).

These adjusting items are not directly related to the Proposed Acquisition, and as such have not been adjusted for in the Unaudited Pro Forma Financial Information, with the exception of the income related to the early termination of the manufacturing agreement which is discussed above in Note 5(c).

Of the pro forma adjustments, adjusting items in the Combined Group operating profit would include:

•	gain on step acquisition of RAI of £23.4 billion (£15.2 billion net of tax);

•	transaction costs of £211 million (£167 million net of tax), connected with the Proposed Acquisition.

Section B: Accountant’s report on Unaudited Pro Forma Financial Information

The Directors

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

14 June 2017

Ladies and Gentlemen

British American Tobacco p.l.c. (the ‘Company’)

We report on the pro forma financial information (the ‘Pro Forma Financial Information’) set out in Part XVI of the prospectus dated 14 June 2017, which has been prepared on the basis described in note 1, for illustrative purposes only, to provide information about how the acquisition of Reynolds American Inc. and its subsidiary undertakings by the Company might have affected the financial information presented on the basis of the accounting policies adopted by the Company in preparing the financial statements for the period ended 31 December 2016. This report is required by paragraph 7 of Annex II of the Prospectus Directive Regulation and is given for the purpose of complying with that paragraph and for no other purpose.

Responsibilities

It is the responsibility of the directors of the Company to prepare the Pro Forma Financial Information in accordance with Item 20.2 of Annex I of the Prospectus Directive Regulation.

It is our responsibility to form an opinion, as required by paragraph 7 of Annex II of the Prospectus Directive Regulation, as to the proper compilation of the Pro Forma Financial Information and to report that opinion to you.

In providing this opinion we are not updating or refreshing any reports or opinions previously made by us on any financial information used in the compilation of the Pro Forma Financial Information, nor do we accept responsibility for such reports or opinions beyond that owed to those to whom those reports or opinions were addressed by us at the dates of their issue.

Save for any responsibility arising under Prospectus Rule 5.5.3R (2)(f) to any person as and to the extent there provided, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with paragraph 23.1 of Annex I of the Prospectus Directive Regulation, consenting to its inclusion in the prospectus.

Basis of Opinion

We conducted our work in accordance with the Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. The work that we performed for the purpose of making this report, which involved no independent examination of any of the underlying financial information, consisted primarily of comparing the unadjusted financial information with the source documents, considering the evidence supporting the adjustments and discussing the Pro Forma Financial Information with the directors of the Company.

We planned and performed our work so as to obtain the information and explanations we considered necessary in order to provide us with reasonable assurance that the Pro Forma Financial Information has been properly compiled on the basis stated and that such basis is consistent with the accounting policies of the Company.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in the United States of America and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

Opinion

In our opinion:

•	the Pro Forma Financial Information has been properly compiled on the basis stated; and

•	such basis is consistent with the accounting policies of the Company.

Declaration

For the purposes of Prospectus Rule 5.5.3R (2)(f) we are responsible for this report as part of the prospectus and declare that we have taken all reasonable care to ensure that the information contained in this report is, to the best of our knowledge, in accordance with the facts and contains no omission likely to affect its import. This declaration is included in the prospectus in compliance with paragraph 1.2 of Annex I of the Prospectus Directive Regulation.

Yours faithfully

KPMG LLP

PART XVII

TAXATION

The contents of this Part XVII are not to be construed as tax advice in respect of the impact of the Proposed Acquisition or otherwise. Each prospective investor should consult his, her or its tax adviser for tax advice.

1.	UK tax considerations

The comments set out below summarise certain material aspects of the UK tax treatment of the shareholders with respect to their holdings of BAT Shares or BAT ADSs and do not purport to be either (i) a complete analysis of all tax considerations relating to the BAT Shares or BAT ADSs or (ii) an analysis of the tax position of BAT. They are based on current UK legislation and what is understood to be current HM Revenue and Customs practice, both of which are subject to change, possibly with retrospective effect.

The comments are intended as a general guide and (other than where expressly stated to the contrary) apply only to shareholders who are resident for tax purposes in the United Kingdom, who hold their BAT Shares or BAT ADSs as an investment (other than under a personal equity plan or individual savings account) and who are the absolute beneficial owners of their BAT Shares. These comments do not deal with certain types of shareholders such as charities, dealers in securities, persons holding or acquiring shares in the course of a trade, persons who have or could be treated for tax purposes as having acquired their BAT Shares or BAT ADSs by reason of their employment, collective investment schemes, persons subject to UK tax on the remittance basis and insurance companies.

Investors are encouraged to consult an appropriate independent professional tax adviser in respect of their tax position.

1.1	Tax on chargeable gains

Liability to UK tax on chargeable gains will depend on the individual circumstances of each of the shareholders.

1.1.1	UK resident individual shareholders

In the absence of any available allowances and reliefs, a gain arising on the disposal of BAT Shares or BAT ADSs by a UK resident individual shareholder will be taxed at the rate of 10% except to the extent that the gain (calculated in sterling), when it is added to the shareholder’s other taxable income in excess of the personal allowance and other gains in the relevant tax year, exceeds the upper limit of the basic rate income tax band (£32,000 for the tax year ending 5 April 2017 and expected to be £33,500 for the tax year ending 5 April 2018), in which case it will be taxed at the rate of 20%.

The capital gains tax annual exemption (£11,100 for the tax year ending 5 April 2017 and £11,300 for the tax year ending 5 April 2018) may be available to an individual shareholder to offset against chargeable gains realised on the disposal of the shareholder’s BAT Shares or BAT ADSs.

1.1.2	UK resident corporate shareholders

For a shareholder which is a UK resident company, any gain on the disposal of its BAT Shares or BAT ADSs will be subject to corporation tax (at 20% for the tax year ending 31 March 2017 and 19% for the tax year ending 31 March 2018) in the absence of any available exemptions and reliefs.

1.1.3	Non-UK resident shareholders

Subject to the below, shareholders who are not resident in the United Kingdom for tax purposes will not generally be subject to UK tax on chargeable gains, unless they carry on a trade, profession or vocation in the United Kingdom through a branch or agency or (in the case of a company) permanent establishment and the BAT Shares or BAT ADSs disposed of are used or held for the purposes of that branch, agency or permanent establishment.

A shareholder who is an individual, who has ceased to be resident for tax purposes in the United Kingdom for a period of less than five years and who disposes of BAT Shares or BAT ADSs during that period may be liable to UK taxation on capital gains (in the absence of any available exemptions or reliefs). If applicable, the tax charge will arise in the tax year that the individual returns to the United Kingdom.

1.2	Tax on dividends

BAT is not required to withhold UK tax when it pays a dividend.

The amount of any liability to UK tax on dividends paid by BAT will depend upon the individual circumstances of the shareholder.

1.2.1	UK resident individual shareholders

Dividends received from BAT by a UK resident individual shareholder will form part of the shareholder’s total income for income tax purposes and will constitute the top slice of that income. A nil rate of income tax will apply to the first £5,000 of taxable dividend income received by the shareholder in a tax year. Where the dividend income is above the £5,000 dividend allowance, the first £5,000 of the dividend income will be charged at the nil rate and any excess amount will be taxed at the rate that would apply to that amount if the nil rate did not exist. The rates are 7.5% to the extent that the excess amount falls within the basic rate tax band, 32.5% to the extent that the excess amount falls within the higher rate tax band and 38.1% to the extent that the excess amount falls within the additional rate tax band.

The UK government announced on 8 March 2017 that it intends to reduce the dividend allowance from £5,000 to £2,000 from April 2018.

1.2.2	UK resident corporate shareholders

UK resident corporate shareholders will not generally be subject to tax on dividends received from BAT as long as the dividends fall within an exemption and certain other conditions are met. Examples of dividends that fall within an exemption are dividends paid on ordinary shares for UK tax purposes which are not redeemable (it is noted that the BAT Shares should for these purposes constitute such ordinary shares) as well as dividends paid to a person holding less than 10% of the issued share capital of the payer.

1.2.3	Non-UK resident shareholders

Non-UK resident individual shareholders, other than on the dividends representing the receipts of a trade, profession or vocation carried on in the UK, are taxed on dividends arising from a UK source. The tax liability is however limited to the sum of tax deducted from, or treated as deducted from, ‘disregarded income’ (as defined by statute and which includes dividends from UK resident companies) and the tax liability leaving out the disregarded income and with no personal allowances or double taxation relief taken into account. Where the limitation applies shareholders should have no further UK income tax to pay upon their receipt of a dividend from the Company. Shareholders may also be subject to foreign taxation on dividend income under applicable local law.

1.3	Stamp duty and stamp duty reserve tax (“SDRT”)

Based on current published HM Revenue and Customs practice and recent case law, no SDRT should be payable, and no liability to stamp duty should arise, in respect of the issue of BAT Shares to the Depositary or the issue of BAT ADSs to prospective shareholders pursuant to the Proposed Acquisition.

Subsequent transfers of BAT ADSs should not be subject to SDRT or stamp duty, provided that any instrument of transfer is executed and remains outside the UK and the transfer of an underlying share to the ADS holder in exchange for the cancellation of an ADS should also not give rise to a stamp duty or SDRT charge.

Transfers of BAT Shares outside the Depositary, including transfers of BAT Shares held in CREST and repurchases of BAT Shares by BAT, will generally be subject to stamp duty or SDRT at the rate of 0.5% of the amount or value of the consideration given, except as described above in connection with the cancellation of an ADS. If BAT Shares are redeposited into a clearance service or depositary system, the redeposit will attract stamp duty or SDRT charged at the higher rate of 1.5%.

The purchaser or the transferee of the BAT Shares will generally be responsible for paying any stamp duty or SDRT payable. Where stamp duty or SDRT is payable, it is payable regardless of the residence position of the purchaser.

1.4	Inheritance tax

A gift or settlement of BAT Shares or BAT ADSs by, or on the death of, an individual shareholder may give rise to a liability to UK inheritance tax even if the shareholder is not a resident of or domiciled in the UK.

A charge to inheritance tax may arise in certain circumstances where BAT Shares or BAT ADSs are held by close companies and trustees of settlements.

However, pursuant to the Estate and Gift Tax Treaty 1980 (the “Treaty”) entered into between the United Kingdom and US, a gift or settlement of BAT Shares or BAT ADSs by shareholders who are domiciled in the United States for the purposes of the Treaty may be exempt from any liability to UK inheritance tax.

2.	US tax considerations

The comments set out below summarise certain US federal income tax considerations for US holders of acquiring, owning and disposing of BAT Shares or BAT ADSs. For the purposes of these comments, a “US holder” is a beneficial or legal owner of BAT Shares or BAT ADSs (as the case may be), who for US federal income tax purposes is:

•	an individual citizen or resident of the United States;

•	a corporation, including any entity treated as a corporation for US federal income tax purposes, created or organised in or under the laws of the United States, any state thereof or the District of Columbia;

•	a trust if (i) a US court is able to exercise primary supervision over the trust’s administration and one or more US persons are authorised to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable US Department of the Treasury (the “US Treasury”) regulations to be treated as a US person; or

•	an estate that is subject to US federal income tax on its income regardless of its source.

These comments do not address any tax consequences arising under the laws of any state, local or foreign jurisdiction or under any US federal laws other than those pertaining to income tax. These comments are based upon the Internal Revenue Code of 1986, as amended (the “US Internal Revenue Code”), the US Treasury regulations promulgated under the US Internal Revenue Code and court and administrative rulings and decisions, all as in effect on the date of this Prospectus. These laws may change, possibly retroactively, and any change could affect the accuracy of the statements and conclusions set forth in these comments.

These comments address only those US holders of BAT Shares or BAT ADSs who hold such BAT Shares or BAT ADSs as capital assets within the meaning of Section 1221 of the US Internal Revenue Code. Further, these comments do not address all aspects of US federal income taxation that may be relevant to US holders in light of their particular circumstances or that may be applicable to them if they are subject to special treatment under the US federal income tax laws, including, without limitation:

•	a bank or other financial institution;

•	a tax-exempt organisation;

•	an S corporation or other pass-through entity and an investor therein;

•	an insurance company;

•	a mutual fund;

•	a regulated investment company or real estate investment trust;

•	a dealer or broker in stocks and securities, or currencies;

•	a trader in securities that elects mark-to-market treatment;

•	a US holder subject to the alternative minimum tax provisions of the US Internal Revenue Code;

•	a US holder that received BAT Shares or BAT ADSs through the exercise of an employee stock option, pursuant to a tax qualified retirement plan or otherwise as compensation;

•	a US holder that is a tax-qualified retirement plan or a participant or a beneficiary under such a plan;

•	a person that is not a US holder (as defined above);

•	a person that has a functional currency other than the US dollar;

•	a US holder of BAT Shares or BAT ADSs that holds such equity interest as part of a hedge, straddle, constructive sale, conversion or other integrated transaction; or

•	a US expatriate.

The determination of the actual tax consequences to a US holder will depend on the US holder’s specific situation. US holders of BAT Shares or BAT ADSs should consult their own tax advisers as to the tax consequences of acquiring, owning and disposing of BAT Shares or BAT ADSs, including the applicability and effect of the alternative minimum tax and any state, local, foreign or other tax laws and of changes in those laws.

The US federal income tax consequences to a partner in an entity or arrangement treated as a partnership for US federal income tax purposes that holds BAT Shares or BAT ADSs generally will depend on the status of the partner and the activities of the partnership. Partners in a partnership holding any such equity interest should consult their own tax advisers.

2.1	Material US federal income tax consequences relating to the acquisition, ownership and disposition of BAT Shares and BAT ADSs

The following comments set out the material US federal income tax consequences of the ownership and disposition by US holders of BAT Shares and BAT ADSs. These comments assume that BAT is not, and will not become, a passive foreign investment company for US federal income tax purposes, as described below.

2.1.1	Taxation of Dividends

The gross amount of distributions on the BAT Shares or BAT ADSs will be taxable as dividends to the extent paid out of BAT’s current or accumulated earnings and profits, as determined under US federal income tax principles. Such income will be includable in a US holder’s gross income as ordinary income on the day actually or constructively received by the US holder. Such dividends will be treated as foreign source income and will not be eligible for the dividends received deduction allowed to corporations under the US Internal Revenue Code.

With respect to non-corporate US investors, certain dividends received from a qualified foreign corporation may be subject to reduced rates of taxation. A qualified foreign corporation includes a foreign corporation that is eligible for the benefits of a comprehensive income tax treaty with the United States that the US Treasury determines to be satisfactory for these purposes and that includes an exchange of information provision. The US Treasury has determined that the treaty between the United States and the United Kingdom meets these requirements, and BAT believes that it is eligible for the benefits of the treaty. However, non-corporate holders that do not meet a minimum holding period requirement during which they are not protected from the risk of loss or that elect to treat the dividend income as “investment income” pursuant to Section 163(d)(4) of the US Internal Revenue Code will not be eligible for the reduced rates of taxation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met. US holders should consult their own tax advisors regarding the application of these rules to their particular circumstances.

The amount of any dividend paid by BAT in pound sterling (including any such amount in respect of BAT ADSs that is converted into US dollars by the Depositary) will equal the US dollar value of the pound sterling actually or constructively received, calculated by reference to the exchange rate in effect on the date the dividend is so received by the US holder, regardless of whether the pound sterling are converted into US dollars. If the pound sterling received as a dividend are converted into US dollars on the date they are received, the US holder generally will not be required to recognise foreign currency exchange gain or loss in respect of the dividend income. If the pound sterling received as a dividend are not converted into US dollars on the date of receipt, the US holder will have a basis in the pound sterling equal to their US dollar value on the date of receipt. Any gain or loss realised on a subsequent conversion or other disposition of the pound sterling will be treated as US source ordinary income or loss. US holders of BAT ADSs should consult their own tax advisers regarding the application of these rules to the amount of any dividend paid by BAT in pound sterling that is converted into US dollars by the Depositary.

To the extent that the amount of any distribution exceeds BAT’s current and accumulated earnings and profits for a taxable year, as determined under US federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the US holder’s adjusted basis of the BAT Shares or BAT ADSs, and to the extent the amount of the distribution exceeds the US holder’s tax basis, the excess will be taxed as capital gain recognised on a sale or exchange, as described below. BAT does not expect to determine earnings and profits in accordance with US federal income tax principles. Therefore, notwithstanding the foregoing, US holders should expect that distributions generally will be reported as dividend income for US information reporting purposes.

Distributions by BAT of additional BAT Shares (which may be distributed by the Depositary to a holder of BAT ADSs in the form of BAT ADSs) to a US holder that is made as part of a pro rata distribution to all holders of BAT Shares and BAT ADSs in respect of their BAT Shares or BAT ADSs, and for which there is no option to receive other property (not including BAT ADSs), generally will not be subject to

US federal income tax. The basis of any new BAT Shares (or BAT ADSs representing new BAT Shares) so received will be determined by allocating the US holder’s basis in the previously held BAT Shares or BAT ADSs between the previously held BAT Shares or BAT ADSs and the new BAT Shares or BAT ADSs, based on their relative fair market values on the date of distribution.

2.1.2	Passive Foreign Investment Company

A passive foreign investment company (a “PFIC”) is any foreign corporation if, after the application of certain “look-through” rules, (i) at least 75% of its gross income is “passive income” as that term is defined in the relevant provisions of the US Internal Revenue Code, or (ii) at least 50% of the average value of its assets produce “passive income” or are held for the production of “passive income”. The determination as to PFIC status is made annually.

BAT does not believe that it is, for US federal income tax purposes, a PFIC, and BAT expects to operate in such a manner so as not to become a PFIC. If, however, BAT is or becomes a PFIC, US holders could be subject to additional US federal income taxes on gain recognised with respect to the BAT Shares or BAT ADSs and on certain distributions, plus an interest charge on certain taxes treated as having been deferred under the PFIC rules. Non-corporate US holders will not be eligible for reduced rates of taxation on any dividends received from BAT if it is a PFIC in the taxable year in which such dividends are paid or in the preceding taxable year. BAT’s US counsel expresses no opinion with respect to BAT’s PFIC status.

2.1.3	Taxation of capital gains

Upon a sale, exchange or other taxable disposition of BAT Shares or BAT ADSs, a US holder will generally recognise capital gain or loss for US federal income tax purposes in an amount equal to the difference between the US dollar value of the amount realised on the disposition and the US holder’s adjusted tax basis in the shares as determined in US dollars. Such gain or loss generally will be US source gain or loss, and will be long-term capital gain or loss if the US holder has held the BAT Shares or BAT ADSs for more than one year. Certain non-corporate US holders may be eligible for preferential rates of US federal income tax in respect of net long-term capital gains. The deductibility of capital losses is subject to limitations.

The amount realised on a sale, exchange or other taxable disposition of BAT Shares for an amount in foreign currency will be the US dollar value of that amount on the date of sale or disposition. On the settlement date, the US holder will recognise US source foreign currency exchange gain or loss (taxable as ordinary income or loss) equal to the difference (if any) between the US dollar value of the amount received based on the exchange rates in effect on the date of sale, exchange or other disposition and the settlement date. However, in the case of BAT Shares traded on an established securities market that are sold by a cash-basis US holder (or an accrual-basis US holder that so elects), the amount realised will be based on the exchange rate in effect on the settlement date for the sale, and no foreign currency exchange gain or loss will be recognised at that time.

A US holder’s tax basis in BAT Shares or BAT ADSs will generally equal the US dollar cost of the BAT Shares or BAT ADSs. The US dollar cost of BAT Shares purchased with foreign currency will generally be the US dollar value of the purchase price on the date of purchase, or the settlement date for the purchase in the case of BAT Shares traded on an established securities market that are purchased by a cash-basis US holder (or an accrual-basis US holder that so elects).

2.1.4	Information with respect to foreign financial assets

Individuals and certain entities that own “specified foreign financial assets” with an aggregate value in excess of $50,000 are generally required to file information reports with respect to such assets with their US federal income tax returns. Depending on the individual’s circumstances, higher threshold amounts may apply. Specified foreign financial assets include any financial accounts maintained by foreign financial institutions, as well as any of the following, but only if they are not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-US persons, (ii) financial instruments and contracts held for investment that have non-US issuers or counterparties and (iii) interests in non-US entities. If a US holder is subject to this information reporting regime, the failure to file information reports may subject the US holder to penalties. US holders are urged to consult their own tax advisers regarding their obligations to file information reports with respect to BAT Shares or BAT ADSs.

2.1.5	Medicare Net Investment Tax

Certain persons who are individuals (other than non-resident aliens), estates or trusts are required to pay an additional 3.8% tax on the lesser of (a) their “net investment income” (in the case of individuals) or “undistributed net investment income” (in the case of estates and trusts) (which includes dividend income in respect of, and gain recognised on the disposition of, BAT Shares or BAT ADSs) for the relevant taxable year and (b) the excess of their modified adjusted gross income (in the case of individuals) or adjusted gross income (in the case of estates and trusts) for the taxable year over specified US dollar amounts. US holders are urged to consult their tax advisers regarding the applicability of this provision to their ownership of BAT Shares or BAT ADSs.

2.1.6	Credits or Deductions for UK Taxes

As set out above, dividends in respect of, and gains on the disposition of, BAT Shares or BAT ADSs may be subject to UK taxation by US holders in certain circumstances. A US holder may be eligible to claim a credit or deduction in respect of UK taxes attributable to such income or gain for purposes of computing the US holder’s US federal income tax liability, subject to certain limitations. The US foreign tax credit rules are complex, and US holders should consult their own tax advisers regarding the availability of US foreign tax credits and the application of the US foreign tax credit rules to their particular situation.

2.1.7	Information Reporting and Backup Withholding

Information reporting and backup withholding may apply to dividend payments and proceeds from the sale, exchange or other taxable disposition of BAT Shares or BAT ADSs. Backup withholding will not apply, however, to a US holder that (i) furnishes a correct taxpayer identification number (a “TIN”), certifies that such holder is not subject to backup withholding on Internal Revenue Service Form W-9 (or appropriate successor form) and otherwise complies with all applicable requirements of the backup withholding rules; or (ii) provides proof that such holder is otherwise exempt from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s US federal income tax liability, if any, provided that such holder furnishes the required information to the Internal Revenue Service in a timely manner. The Internal Revenue Service may impose a penalty upon any taxpayer that fails to provide the correct TIN.

The comments set out above of certain US federal income tax considerations are not tax advice. The determination of the actual tax consequences for a US holder will depend on the US holder’s specific situation. US holders of BAT Shares or BAT ADSs should consult their own tax advisers as to the tax consequences of acquiring, owning and disposing of BAT Shares or BAT ADSs, including the applicability and effect of the alternative minimum tax and any state, local, foreign or other tax laws and of changes in those laws.

PART XVIII

AMERICAN DEPOSITARY SHARES

In addition to the LSE and JSE listing, the Existing BAT Shares have unlisted trading privileges on the NYSE MKT in the form of BAT ADSs.

No BAT securities are listed on any United States securities exchange or registered pursuant to the securities laws of the United States. As a result, the Company is subject to neither the NYSE listing standards nor the corporate governance rules under the Sarbanes-Oxley Act of 2002.

As part of the Proposed Acquisition, BAT intends to register with the SEC and apply for the BAT ADSs to be approved for listing on the NYSE such that the ADS programme will be changed to a Sponsored Level III ADS programme. The Company will also become subject to the reporting requirements of the Exchange Act and, accordingly, required to file or furnish certain reports with the SEC.

Each New BAT ADS will represent one New BAT Share.

1.	Depositary and custodian

The Depositary for the BAT ADSs is Citibank, N.A., located at 388 Greenwich Street, New York, New York 10013. The custodian is Citibank, N.A., London Branch, located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB England.

BAT has appointed the Depositary pursuant to a deposit agreement. A copy of the deposit agreement and each amendment thereto is on file with the SEC under cover of a Registration Statement on Form F-6. BAT ADS holders may obtain a copy of the deposit agreement from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and from the SEC’s website at www.sec.gov. Please refer to Registration Number 333-155563 when retrieving such copy.

2.	Description of BAT ADSs

The following comments summarise the material terms of the BAT ADSs and the material rights of owners of BAT ADSs. These comments do not purport to be complete and may not contain all of the information about the BAT ADSs that is important. The rights and obligations of an owner of BAT ADSs will be determined by reference to the terms of the deposit agreement and not by this summary or any other information in this Prospectus. BAT ADS holders are urged to review the deposit agreement carefully and in its entirety. These comments are qualified in their entirety by reference to the deposit agreement.

Each BAT ADS represents the right to receive, and to exercise the beneficial ownership interests in, one BAT Share that is on deposit with the Depositary and/or the custodian. A BAT ADS also represents the right to receive, and to exercise the beneficial interests in, any other property (including cash) received by the Depositary or the custodian on behalf of the owners of BAT ADSs but that has not been distributed to the owners of BAT ADSs because of legal restrictions or practical considerations. The BAT Shares deposited with the Depositary and/or the custodian and any other securities, property or cash held by the Depositary and/or custodian in respect of the BAT Shares are hereafter referred to as the “Deposited Securities”. BAT and the Depositary may agree to change the BAT ADS to BAT Share ratio by amending the deposit agreement. This amendment may give rise to, or change, the Depositary services fees payable by BAT ADS owners. The custodian, the Depositary and their respective nominees will hold all Deposited Securities for the benefit of the holders and beneficial owners of BAT ADSs. Beneficial ownership in the Deposited Securities will, under the terms of the deposit agreement, be vested in the beneficial owners of the BAT ADSs. The Depositary, the custodian and their respective nominees will be the record holders of the Deposited Securities represented by the BAT ADSs for the benefit of the holders and beneficial owners of the corresponding BAT ADSs. A beneficial owner of BAT ADSs may or may not be the holder of BAT ADSs. Beneficial owners of BAT ADSs will be able to receive any benefit in, and to exercise beneficial ownership interests in, the Deposited Securities only through the registered holders of the BAT ADSs, the registered holders of the BAT ADSs (on behalf of the applicable BAT ADS owners) only through the Depositary, and the Depositary (on behalf of the owners of the corresponding BAT ADSs) directly, or indirectly, through the custodian or their respective nominees, in each case upon the terms of the deposit agreement. The Depositary and BAT may deem and treat the registered holder of a BAT ADS as the absolute owner of such ADS for all purposes and neither the Depositary nor BAT will have any obligation or be subject to any liability under the deposit agreement or any ADR to any holder or beneficial owner of ADSs unless, in the case of a holder of ADSs, such holder is the registered holder or, in the case of a beneficial owner, such beneficial owner or its representative is the registered holder.

Holders and beneficial owners of BAT ADSs will become a party to the deposit agreement and therefore will be bound by its terms and to the terms of any ADR that represents those BAT ADSs. The deposit agreement and the ADRs specify the rights and obligations of BAT as well as the rights and obligations as owner of BAT ADSs and those of the Depositary. BAT ADS holders may appoint the Depositary to act on their behalf in certain circumstances.

In addition, applicable laws and regulations may require holders of BAT ADSs to satisfy reporting requirements and obtain regulatory approvals in certain circumstances. Holders of BAT ADSs are solely responsible for complying with such reporting requirements and obtaining such approvals. None of the Depositary, the custodian, BAT or any of their respective agents or affiliates shall be required to take any actions whatsoever on the behalf of holders of BAT ADSs to satisfy such reporting requirements or obtain such regulatory approvals under applicable laws and regulations.

BAT ADSs holders will not be treated as BAT Shareholders by BAT and will not have direct shareholder rights. The Depositary will hold the shareholder rights attached to the BAT Shares underlying the BAT ADSs on behalf of the BAT ADS holders and beneficial owners. Owners of BAT ADSs will be able to exercise the shareholders rights for the BAT Shares represented by the BAT ADSs through the Depositary only to the extent contemplated in the deposit agreement. To exercise any shareholder rights not contemplated in the deposit agreement, a BAT ADS owner will need to arrange for the cancellation of their BAT ADSs and become a direct shareholder of BAT.

The registration of the BAT Shares in the name of the Depositary or the custodian shall, to the maximum extent permitted by applicable law, vest in the Depositary or the custodian the record ownership in the applicable BAT Shares with the beneficial ownership rights and interests in such BAT Shares being at all times vested with the beneficial owners of the BAT ADSs representing the BAT Shares. The Depositary or the custodian shall at all times be entitled to exercise the beneficial ownership rights in all Deposited Securities, in each case only on behalf of the holders and beneficial owners of the BAT ADSs representing the Deposited Securities.

2.1	Dividends and distributions

Holders of BAT ADSs generally have the right to receive the distributions (including dividends) BAT makes on the Deposited Securities. The receipt of these distributions may be limited, however, by practical considerations and legal limitations. Holders of BAT ADSs will receive such distributions under the terms of the deposit agreement in proportion to the number of BAT ADSs held as at the specified record date, after deduction of the applicable fees, taxes and expenses.

2.2	Distributions of cash

Whenever BAT makes a cash distribution, including any dividend on any Deposited Securities, it will deposit the funds with the custodian. Upon receipt of confirmation of the deposit of the requisite funds, the Depositary will arrange for the funds received in a currency other than US dollars to be converted into US dollars and for the distribution of the US dollars to the holders of BAT ADSs, subject to the laws and regulations of England and Wales. The conversion into US dollars will take place only if practicable and if the US dollars are transferable to the United States. For further information regarding the conversion of funds into US dollars, see paragraph 2.14 of this Part XVIII (American Depositary Shares) of this Prospectus.

The distribution of cash will be made net of the fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. The Depositary will hold any cash amounts it is unable to distribute in a non-interest bearing account for the benefit of the applicable holders and beneficial owners of BAT ADSs until the distribution can be effected or the funds that the Depositary holds must be escheated as unclaimed property in accordance with the laws of the relevant states of the United States.

2.3	Distributions of BAT Shares

Whenever BAT makes a free distribution of BAT Shares on the Deposited Securities with the custodian, it will deposit the applicable number of BAT Shares with the custodian. Upon receipt of confirmation of such deposit, the Depositary will either distribute to holders new BAT ADSs representing the BAT Shares deposited or modify the BAT ADS-to-BAT Share ratio, in which case each BAT ADS held will represent rights and interests in the additional BAT Shares so deposited. Only whole New BAT ADSs will be distributed. Fractional new BAT ADSs will be sold and the proceeds of such sale will be distributed as in the case of a cash distribution.

The distribution of new BAT ADSs or the modification of the BAT ADS-to-BAT Share ratio upon a distribution of BAT Shares will be made net of the fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. In order to pay such taxes or governmental charges, the Depositary may sell all or a portion of the new BAT Shares so distributed.

No such distribution of New BAT ADSs will be made if it would violate a law (e.g., the US securities laws). If the Depositary does not distribute new BAT ADSs as described above, it may sell the BAT Shares received upon the terms described in the deposit agreement and will distribute the proceeds of the sale as in the case of a distribution of cash.

2.4	Changes affecting Deposited Securities

The Deposited Securities represented by a holder’s BAT ADSs may change from time to time. For example, there may be a change in nominal or par value, split-up, cancellation, consolidation or any other reclassification of such Deposited Securities or a recapitalisation, reorganisation, merger, consolidation or sale of assets of BAT.

If any such change were to occur, a holder’s BAT ADSs would, to the extent permitted by law and the deposit agreement, represent the right to receive the property received or exchanged in respect of the Deposited Securities. In such circumstances, the Depositary may, with BAT’s approval and if BAT requests, deliver new BAT ADSs to the BAT ADS holders, amend the deposit agreement, the ADRs and the applicable Registration Statement(s) on Form F-6, call for the exchange of the Existing BAT ADSs for new BAT ADSs and take any other actions that are appropriate to reflect as to the BAT ADSs the change affecting the BAT Shares. If the Depositary may not lawfully distribute such property to the BAT ADS holder, the Depositary may, with BAT’s approval and if BAT requests, sell such property and distribute the net proceeds to the BAT ADS holder as in the case of a cash distribution.

2.5	Issuance of BAT ADSs upon deposit of BAT Shares

The Depositary may create BAT ADSs upon deposit of BAT Shares with the custodian. The Depositary will deliver these BAT ADSs to the persons indicated only after the BAT ADS holder pays any applicable issuance fees and any charges and taxes payable for the transfer of the BAT Shares to the custodian. The ability to deposit BAT Shares and receive BAT ADSs may be limited by US and England and Wales legal considerations applicable at the time of deposit.

2.6	Transfer, combination and split up of ADRs

BAT ADS holders will be entitled to transfer, combine or split up their ADRs and the BAT ADSs evidenced thereby. For transfers of ADRs, BAT ADS holders will have to surrender the ADRs to be transferred to the Depositary and also must:

•	ensure that the surrendered ADR is properly endorsed or otherwise in proper form for transfer;

•	provide any transfer stamps required by the State of New York or the United States; and

•	pay all applicable fees, charges, expenses, taxes and other government charges payable by ADR holders pursuant to the terms of the deposit agreement and applicable law, upon the transfer of ADRs.

To have the BAT ADS holder’s ADRs either combined or split up, the holder must surrender the ADRs in question to the Depositary with a request to have them combined or split up, and must pay all applicable fees, charges, expenses, taxes and other government charges payable by ADR holders pursuant to the terms of the deposit agreement and applicable law, upon a combination or split up of ADRs.

The Depositary may require a holder to provide proof of identity and genuineness of any signature and such other documents as the Depositary may deem appropriate before it will transfer, combine or split up ADRs and the BAT ADSs evidenced thereby.

BAT may restrict transfers of BAT Shares where such transfer might result in ownership of BAT Shares exceeding limits imposed by applicable law or the Articles of Association. BAT may also restrict, in such manner as it deems appropriate, transfers of BAT ADSs where such transfer may result in the total number of BAT Shares represented by BAT ADSs owned by a single holder or beneficial owner to exceed any such limits. BAT may, in its sole discretion but subject to applicable law, instruct the Depositary to take action with respect to the ownership interest of any holder or beneficial owner in excess of such limits, including the imposition of restrictions on the transfer of BAT ADSs, the removal or limitation of voting rights or mandatory sale or disposition on behalf of a holder or beneficial owner of the BAT Shares represented by the BAT ADSs held by such holder or beneficial owner in excess of such limitations, if and to the extent such disposition is permitted by applicable law and the Articles of Association.

2.7	Withdrawal of Deposited Securities upon cancellation of BAT ADSs

BAT ADS holders will be entitled to present their BAT ADSs to the Depositary for cancellation and then receive the corresponding number of underlying Deposited Securities at the custodian’s offices. The ability of a BAT ADS holder to withdraw the Deposited Securities held in respect of the BAT ADSs may be limited by US and England and Wales legal considerations applicable at the time of withdrawal. In order to withdraw the Deposited Securities represented by their BAT ADSs, the holder will be required to pay to the Depositary the fees for cancellation of BAT ADSs and any charges and taxes payable upon the transfer of the Deposited Securities. The BAT ADS holder assumes the risk for delivery of all funds and securities upon withdrawal. Once cancelled, the BAT ADSs will not have any rights under the deposit agreement.

If a BAT ADS holder holds BAT ADSs registered in their name, the Depositary may ask them to provide proof of identity and genuineness of any signature and such other documents as the Depositary may deem appropriate before it will cancel the BAT ADSs. The withdrawal of the Deposited Securities shares represented by the BAT ADS holder’s BAT ADSs may be delayed until the Depositary receives satisfactory evidence of compliance with all applicable laws and regulations. The Depositary will only accept BAT ADSs for cancellation that represent a whole number of Deposited Securities.

2.8	Voting rights

BAT ADS holders generally have the right under the deposit agreement to instruct the Depositary to exercise the voting rights for the BAT Shares represented by their BAT ADSs.

At BAT’s request, the Depositary will distribute to BAT ADS holders any notice of shareholders’ meeting or solicitation of consent or proxy timely received from BAT together with information explaining how to instruct the Depositary to exercise the voting rights of the Deposited Securities represented by BAT ADSs. In lieu of distributing such materials, the depositary may distribute to holders of BAT ADSs instructions on how to retrieve such materials upon request.

If the Depositary timely receives voting instructions from a holder of BAT ADSs, it will, to the extent practicable and permitted under applicable law, the deposit agreement and the Articles of Association, endeavour to vote the Deposited Securities (in person or by proxy) represented by the holder’s BAT ADSs in accordance with such voting instructions as follows:

•	in the event of voting by show of hands, the Depositary will vote or cause the custodian to vote all BAT Shares held on deposit at that time in accordance with the voting instructions received from a majority of holders of BAT ADSs who provide timely voting instructions; or

•	in the event of voting by poll, the Depositary will vote or cause the custodian to vote the BAT Shares held on deposit in accordance with the voting instructions received from the holders of BAT ADSs giving voting instructions.

Deposited Securities for which no voting instructions have been received will not be voted. The ability of the Depositary to carry out voting instructions may be limited by practical and legal limitations and the terms of the Deposited Securities. BAT cannot assure that BAT ADS holders will receive voting materials in sufficient time to enable the timely return of voting instructions to the Depositary.

2.9	Fees and charges

BAT ADS holders will be required to pay certain fees and charges to the Depositary under the terms of the deposit agreement including, but not limited to, the fees set out below:

Service	Fees
Issuance of BAT ADSs upon deposit of BAT Shares (excluding issuances as a result of distributions of shares described below)	Up to US $0.05 per BAT ADS issued[1]

Cancellation of BAT ADSs	Up to US $0.05 per BAT ADS surrendered[1]

Distribution of cash dividends or other cash distributions (i.e. sale of rights and other entitlements)	Up to US $0.05 per BAT ADS held[2]

Distribution of BAT ADSs pursuant to (i) stock dividends or other free stock distributions, or (ii) exercise of rights to purchase additional BAT ADSs	Up to US $0.05 per BAT ADS held

Distribution of securities other than BAT ADSs or rights to purchase additional BAT ADSs (i.e. spin-off shares)	Up to US $0.05 per BAT ADS held

Depositary services	Up to US $0.05 per BAT ADS held

1	Under the terms of a separate agreement between BAT and the Depositary, the Depositary has agreed to waive the fees that would otherwise be payable in connection with the issuance of BAT ADSs upon deposit of BAT Shares and the cancellation of BAT ADSs and corresponding withdrawal of BAT Shares, in each case by BAT or any of its affiliates, officers, directors or employees. The terms of this separate agreement may be amended at any time by BAT and the Depositary.
2	While under the deposit agreement, cash dividends paid in respect of BAT ADSs are subject to a fee of up to $0.05 per BAT ADS payable to the Depositary, under the terms of the separate agreement between BAT and the Depositary referred to above, such dividends are instead subject to a fee of up to $0.02 per BAT ADS per year (a fee of $0.01 per dividend based on the distribution of an interim and a final cash dividend per year or a fee of $0.005 per dividend based on the distribution of four quarterly cash dividends per year). Under such separate agreement, this dividend fee may not be varied by the Depositary without the consent of BAT.

In the event of refusal to pay the Depositary’s fees and charges, the Depositary may, under the terms of the deposit agreement refuse the requested service until payment is received or may set off the amount of the Depositary’s fees and charges from any distribution to be made to the BAT ADS holder. The fees and charges may vary over time and may be changed by BAT and by the Depositary. The Depositary may reimburse BAT for certain expenses incurred by it in respect of the ADR programme by making available a portion of the ADS fees charged in respect of the ADR programme or otherwise, upon such terms and conditions as BAT and the Depositary agree from time to time.

2.10	Amendments and termination

BAT may agree with the Depositary to modify the deposit agreement at any time without the consent of the BAT ADS holders and beneficial owners. BAT must give holders of BAT ADSs 30 days’ prior notice of any modifications that would materially prejudice any of their substantial rights under the deposit agreement. BAT will not consider to be materially prejudicial to the substantial rights of BAT ADS holders any modifications or supplements that are reasonably necessary for the BAT ADSs to be registered under the Securities Act or to be eligible for book-entry settlement, in each case without imposing or increasing the fees and charges that BAT ADS holders are required to pay. In addition, BAT may not be able to provide BAT ADS holders with prior notice of any modifications or supplements that are required to accommodate compliance with applicable provisions of law.

BAT has the right to direct the Depositary to terminate the deposit agreement. Similarly, the Depositary may in certain circumstances on its own initiative terminate the deposit agreement. In either case, the Depositary must give notice to the holders at least 30 days before termination. Until termination, the rights under the deposit agreement will be unaffected.

2.11	Books of depositary

The Depositary will maintain the records of the BAT ADS holders at its depositary office. BAT ADS holders may inspect such records at such office during regular business hours but solely for the purpose of communicating with other BAT ADS holders in the interest of business matters relating to the BAT ADSs and the deposit agreement.

2.12	Limitations on obligations and liabilities

The deposit agreement limits the obligations of BAT and the Depositary’s obligations to the BAT ADS holders. This includes, among other things, that:

•	BAT and the Depositary are obligated only to take the actions specifically stated in the deposit agreement and to do so without negligence or bad faith;

•	the Depositary disclaims any liability for any failure to carry out voting instructions, for any manner in which a vote is cast or for the effect of any vote, provided it acts in good faith and in accordance with the terms of the deposit agreement;

•	the Depositary disclaims any liability for any failure to determine the lawfulness or practicality of any action, for the content of any document forwarded to the BAT ADS holders on BAT’s behalf or for the accuracy of any translation of such a document, for the investment risks associated with investing in BAT Shares, for the validity or worth of the BAT Shares, for any tax consequences that result from the ownership of BAT ADSs, for the credit worthiness of any third party, for allowing any rights to lapse under the terms of the deposit agreement, for the timeliness of any notices from BAT or for BAT’s failure to give notice; and

•	BAT and the Depositary will not be obligated to perform any act that is inconsistent with the terms of the deposit agreement.

2.13	Taxes

BAT ADS holders are responsible for the taxes and other governmental charges payable on the BAT ADSs and other Deposited Securities represented by the BAT ADSs. BAT, the Depositary and the custodian may deduct from any distribution the taxes and governmental charges payable by holders and may sell any and all property on deposit to pay the taxes and governmental charges payable by holders. BAT ADS holders are liable for any deficiency if the sale proceeds do not cover the taxes that are due.

2.14	Foreign currency conversion

The Depositary will arrange for the conversion of all foreign currency received into US dollars if such conversion is practical, and it will distribute the US dollars in accordance with the terms of the deposit agreement. BAT ADS holders may have to pay fees and expenses incurred in converting foreign currency, such as fees and expenses incurred in complying with currency exchange controls and other governmental requirements.

If the conversion of foreign currency is not practical or lawful, or if any required approvals are denied or not obtainable at a reasonable cost or within a reasonable period, the Depositary may take the following actions in its discretion:

•	convert the foreign currency to the extent practical and lawful and distribute the US dollars to the holders for whom the conversion and distribution is lawful and practical;

•	distribute the foreign currency to holders for whom the distribution is lawful and practical; or

•	hold the foreign currency (without liability for interest) for the applicable holders.

2.15	Governing law

The deposit agreement and the ADRs are governed by the laws of the State of New York. The rights of holders of BAT Shares (including BAT Shares represented by BAT ADSs) are governed by the laws of England and Wales and the Articles of Association. For further information regarding the material terms of the BAT Shares, see paragraph 4.5 of Part XIX (Additional Information) of this Prospectus.

PART XIX

ADDITIONAL INFORMATION

1.	Responsibility

The Company and the Directors whose names appear in paragraph 1 of Part X (Directors, Senior Managers and Corporate Governance), accept responsibility for the information contained in this Prospectus. To the best of the knowledge and belief of the Company and the Directors (each of whom has taken all reasonable care to ensure that such is the case), the information contained in this Prospectus is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	Incorporation and registered office

The Company was incorporated and registered in England and Wales on 23 July 1997 as a public limited company limited by shares with the name Measureprofit Public Limited Company and the registered number 03407696. By a special resolution, the Company changed its name to British American Tobacco p.l.c. on 24 April 1998.

The principal legislation under which the Company operates, and pursuant to which the BAT Shares have been, and the New BAT Shares will be, created is the Companies Act 2006 and the regulations made thereunder.

The Company is domiciled in the United Kingdom with its registered office and principal place of business at Globe House, 4 Temple Place, London WC2R 2PG, United Kingdom. The telephone number of the Company’s registered office is +44 (0) 20 7845 1000.

3.	Organisational structure

The Company is the ultimate holding company of the BAT Group. Following the Proposed Acquisition, the Company will be the ultimate holding company of the Combined Group.

3.1	BAT Group

BAT’s principal subsidiaries and associated undertakings (each of which are considered by BAT to be likely to have a significant effect on the assessment of the assets and liabilities, the financial position or the profits and losses of the BAT Group) are as follows:

Name of subsidiary undertaking	Country of incorporation	Proportion of voting rights held
British American Tobacco (Algérie) S.P.A.	Algeria	51%

British American Tobacco Argentina S.A.I.C.y F.	Argentina	99.95%

British American Tobacco Australia Limited	Australia	100%

British American Tobacco Bangladesh Company Limited	Bangladesh	72.91%

British American Tobacco Belgium S.A.	Belgium	100%

Souza Cruz LTDA	Brazil	100%

British American Tobacco (Cambodia) Limited	Cambodia	71%

Imperial Tobacco Canada Limited	Canada	100%

British American Tobacco Chile Operaciones S.A.	Chile	99.50%

British American Tobacco Colombia S.A.S.	Colombia	100%

British American Tobacco (Czech Republic), s.r.o.	Czech Republic	100%

British American Tobacco Denmark A/S (House of Prince A/S)	Denmark	100%

British American Tobacco Egypt LLC	Egypt	100%

Name of subsidiary undertaking	Country of incorporation	Proportion of voting rights held
British American Tobacco France SAS	France	100%

BATIG Gesellschaft fur Beteiligungen m.b.H	Germany	100%

British American Tobacco (Germany) GmbH	Germany	100%

British American Tobacco (Industrie) GmbH	Germany	100%

PT Bentoel Internasional Investama, Tbk	Indonesia	92.48%

B.A.T. Pars Company (Private Joint Stock)	Iran, Islamic Republic of	99.90%

British American Tobacco Italia S.p.A.	Italy	100%

British American Tobacco Japan, Ltd.	Japan	100%

British American Tobacco Kazakhstan Trading LLP	Kazakhstan	100%

British American Tobacco Korea Limited	Korea	100%

British American Tobacco Korea Manufacturing Limited	Korea	100%

British American Tobacco (Malaysia) Berhad	Malaysia	50%

British American Tobacco Mexico, S.A. de C.V.	Mexico	100%

British American Tobacco Exports B.V.	Netherlands	100%

British American Tobacco Holdings (The Netherlands) B.V.	Netherlands	100%

British American Tobacco Nederland B.V.	Netherlands	100%

British American Tobacco Western Europe Region B.V.	Netherlands	100%

British American Tobacco (New Zealand) Limited	New Zealand	100%

British American Tobacco (Nigeria) Limited	Nigeria	100%

British American Tobacco Marketing Nigeria Limited	Nigeria	100%

Pakistan Tobacco Company Limited	Pakistan	94.65%

British-American Tobacco Polska S.A	Poland	100%

British American Tobacco Polska Trading sp. zo.o.	Poland	100%

British-American Tobacco (Romania) Trading SRL	Romania	100%

CJSC ‘British American Tobacco-SPb’	Russia	100%

CJSC ‘International Tobacco Marketing Services’	Russia	100%

British-American Tobacco Marketing (Singapore) Private Limited	Singapore	100%

British American Tobacco Holdings South Africa (Pty) Limited	South Africa	100%

Name of subsidiary undertaking	Country of incorporation	Proportion of voting rights held
British American Tobacco España, S.A.	Spain	100%

British American Tobacco Switzerland S.A.	Switzerland	100%

British American Tobacco Tütün Mamulleri Sanayi ve Ticaret Anonim Sirketi	Turkey	100%

LLC “British American Tobacco Sales and Marketing Ukraine”	Ukraine	100%

PJSC “A/T B.A.T. – Prilucky Tobacco Company”	Ukraine	99.99%

B.A.T. International Finance p.l.c.	United Kingdom (England & Wales)	100%

B.A.T Services Limited	United Kingdom (England & Wales)	100%

B.A.T (U.K. and Export) Limited	United Kingdom (England & Wales)	100%

BATMark Limited	United Kingdom (England & Wales)	100%

British American Tobacco (Brands) Limited	United Kingdom (England & Wales)	100%

British American Tobacco (GLP) Limited	United Kingdom (England & Wales)	100%

British American Tobacco Global Travel Retail Limited	United Kingdom (England & Wales)	100%

British-American Tobacco (Holdings) Limited	United Kingdom (England & Wales)	100%

British American Tobacco (Investments) Limited	United Kingdom (England & Wales)	100%

British American Tobacco (Philippines) Limited	United Kingdom (England & Wales)	100%

British American Tobacco UK Limited	United Kingdom (England & Wales)	100%

British American Tobacco Western Europe Commercial Trading Limited	United Kingdom (England & Wales)	100%

B.A.T Capital Corporation	United States	100%

British American Tobacco (Brands) Inc.	United States	100%

Compania Anonima Cigarrera Bigott Sucesores.	Venezuela	100%

Associates:

RAI[1]	United States	42.2%

ITC	India	29.9%

1	Following the merger, RAI will be an indirect, wholly owned subsidiary of BAT.

3.1.1	Principal Associated Undertakings

ITC was incorporated as a 100% owned BAT subsidiary in 1910 as the Imperial Tobacco Company of India. Over the years, ITC has diversified into several businesses, and currently maintains a presence in cigarettes, hotels, paper & packaging, agri-business and other fast-moving goods (e.g. confectionery, IT, branded apparel, personal care, greetings cards and safety matches). In the 1970s, BAT’s interest in ITC was decreased to approximately 40% as a result of a change in law. Since that time, as a result of ITC issuing shares under various employee stock option schemes, BAT’s shareholding has decreased to approximately 30%.

In July 2004, the US assets, liabilities and operations, other than certain specified assets and liabilities, of BAT’s wholly owned subsidiary, B&W, were combined with RJR Tobacco Company. RAI previously was formed as a new holding company for these combined businesses. As a result of the B&W Business Combination, B&W acquired beneficial ownership of approximately 42% of RAI Shares. In June 2015, in connection with the Lorillard merger, the BAT Group invested $4.7 billion to maintain its approximate 42% equity position in RAI, following the Lorillard Merger. Following Completion, RAI will become an indirect, wholly owned subsidiary of BAT and will no longer be a publicly held corporation.

3.2	The RAI Group

RAI’s principal subsidiaries and associated undertakings as at 31 December 2016 (each of which are considered by RAI to be likely to have a significant effect on the assessment of the assets and liabilities, the financial position or the profits and losses of the RAI Group) are as follows:

Name of subsidiary undertaking	Country of incorporation	Proportion of voting rights held

American Snuff Company, LLC	United States (Delaware)	100%

Conwood Holdings, Inc	United States (Delaware)	100%

Kentucky BioProcessing, Inc	United States (North Carolina)	100%

LOEC, Inc	United States (Delaware)	100%

Lorillard, LLC	United States (Delaware)	100%

Lorillard Holdings Company, Inc	United States (Delaware)	100%

Lorillard Licensing Company LLC	United States (North Carolina)	100%

Lorillard Q-Tech, Inc	United States (Delaware)	100%

Lorillard Technologies, Inc	United States (Delaware)	100%

Niconovum USA, Inc	United States (North Carolina)	100%

Niconovum AB	Sweden	100%

Northern Brands International, Inc	United States (Delaware)	100%

One Park Media Services, Inc	United States (Delaware)	100%

R. J. Reynolds Global Products, Inc	United States (Delaware)	100%

R.J. Reynolds Tobacco B.V	Netherlands	100%

R.J. Reynolds Tobacco (CI), Co	Cayman Islands	100%

R.J. Reynolds Tobacco Co	United States (Delaware)	100%

R. J. Reynolds Tobacco Company	United States (North Carolina)	100%

R.J. Reynolds Tobacco C.V.[1]	Netherlands	100%

R.J. Reynolds Tobacco Holdings, Inc	United States (Delaware)	100%

R. J. Reynolds Tobacco International, Inc	United States (Delaware)	100%

R. J. Reynolds Vapor Company	United States (North Carolina)	100%

Reynolds Asia-Pacific Limited	Hong Kong	100%

Reynolds Finance Company	United States (Delaware)	100%

Reynolds Innovations (China) Limited	China	100%

Reynolds Innovations Inc	United States (North Carolina)	100%

Reynolds International Holdings B.V	Netherlands	100%

Reynolds Technologies, Inc	United States (Delaware)	100%

RAI Innovations Company	United States (North Carolina)	100%

RAI International, Inc	United States (Delaware)	100%

RAI Services Company	United States (North Carolina)	100%

RAI Strategic Holdings, Inc	United States (North Carolina)	100%

RAI Trade Marketing Services Company	United States (North Carolina)	100%

RJR Realty Relocation Services, Inc	United States (North Carolina)	100%

Rosswil LLC	United States (Delaware)	100%

Santa Fe Natural Tobacco Company, Inc	United States (New Mexico)	100%

Name of subsidiary undertaking	Country of incorporation	Proportion of voting rights held

S.F. Imports, Inc	United States (Delaware)	100%

Spot You More, Inc	United States (North Carolina)	100%

Santa Fe Natural Tobacco Company Foundation[2]	United States (New Mexico)	100%

Reynolds American Foundation[2]	United States (North Carolina)	100%

1	Limited partnership owned 10% by R. J. Reynolds Global Products, Inc. and 90% by R.J. Reynolds Tobacco Co. (Delaware entity).
2	Non—profit corporation.

3.3	Pre-Completion restructure

Subject to approval of the Proposed Acquisition at the RAI Special Meeting and BAT General Meeting, but prior to Completion, certain entities in the BAT Group will undertake an intra-group transfer in relation to an approximate 10.88% interest currently held by Louisville in the share capital of RAI (the “Ten Percent Interest”). Louisville will transfer the Ten Percent Interest to its wholly owned subsidiary BATUS Holdings Inc. in consideration for an issue of BATUS shares, commensurate with the value of the Ten Percent Interest, to Louisville. BATUS will then contribute the Ten Percent Interest to its wholly owned subsidiary B&W. As a result of this intra-group restructuring, and when combined with its existing shareholding in RAI, B&W will hold, prior to Completion, approximately 42% of the outstanding RAI Shares.

4.	Share capital

4.1	Issued share capital

The issued fully paid up share capital of the Company, as at the Latest Practicable Date, is as follows:

Class	Number	Nominal value per share
Ordinary shares (including BAT Treasury Shares and shares owned by employee share trusts)	2,027,103,642	£0.25

The issued fully paid up share capital of the Company is expected to be, after the issue of the New BAT Shares and immediately following Admission (assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition and no new BAT Shares are issued as a result of (i) the exercise of any options or (ii) awards vesting under the BAT Employee Share Schemes between the Latest Practicable Date and Admission), as follows:

Class	Number	Nominal value per share
Ordinary shares (including BAT Treasury Shares and shares owned by employee share trusts)	2,462,660,312	£0.25

The BAT Shares are in registered form and, subject to the provisions of the CREST Regulations, the Directors may permit the holding of BAT Shares in uncertificated form and title to the BAT Shares may be transferred by means of a relevant system (as defined in the CREST Regulations). Where the BAT Shares are held in certificated form, share certificates will be sent to the registered share owners by first class post. No temporary documents of title have been or will be issued in respect of the BAT Shares.

The Existing BAT Shares are currently listed on the premium listing segment of the Official List of the FCA and traded on the LSE’s main market for listed securities. The ISIN of these Existing BAT Shares is GB0002875804. The Existing BAT Shares have a secondary listing, and are traded, on the Main Board of the JSE, under the abbreviated name BATS and the trading code BTI. The Existing BAT Shares are also quoted on the NYSE MKT in the form of ADSs under the symbol BTI with a CUSIP number 110448107 and ISIN US1104481072. Each BAT ADS represents one BAT Shares.

The New BAT Shares will be ordinary shares of 25 pence each, in registered form and denominated in sterling. The New BAT Shares will be admitted with ISIN GB0002875804 and SEDOL number 0287580. The New BAT Shares will be represented by New BAT ADSs and applications will be made for BAT ADSs to be approved for listing on the NYSE under the trading symbol BTI with a CUSIP number 110448107 and ISIN US 1104481072. Each New BAT ADS will represent one New BAT Share.

There are no acquisition rights or obligations in relation to the issue of BAT Shares in the capital of the Company or an undertaking to increase the capital of the Company.

There are no convertible securities, exchangeable securities or securities with warrants in the Company.

Rights attaching to the New BAT Shares are summarised in paragraph 4.5 of this Part XIX below.

No commissions, discounts, brokerages or other special terms have been granted in respect of the issue of any share capital of the Company.

4.2	History of BAT’s share capital

As at 1 January 2014, being the first day covered by the audited financial statements incorporated by reference to this document, the issued share capital of BAT was 2,026,456,406 of ordinary shares of 25p each. A summary of the changes in the issued ordinary share capital of BAT for the last three financial years ending 31 December 2014, 31 December 2015 and 31 December 2016 are set out as follows:

Date and description	Number of ordinary shares (nominal value of £0.25 each)
At 31 December 2014	2,026,693,029

Issued under employee share plans	236,623

Purchased under share buy-back programme during 2014	23,129,245	[1]

At 31 December 2015	2,026,866,724	[2]

Issued under employee share plans	173,695

Purchased under share buy-back programme during 2015	-

At 31 December 2016	2,027,019,508	[3]

Issued under employee share plans	152,784

Purchased under share buy-back programme during 2016	-

1	During the year ended 31 December 2014, the Company made on-market repurchases totaling 23,129,245 of its own ordinary shares, representing 1.24% of the issued share capital (excluding BAT Treasury Shares) as at 31 December 2014 and at a value of £795.2 million, excluding transaction costs. These share repurchases were made on the basis of effectively managing BAT’s capital base thereby generating an increase in BAT’s earnings per share and being in the interest of its shareholders generally. In accordance with BAT’s policy, all of these repurchased shares are held as BAT Treasury Shares and as at 31 December 2014 the number of BAT Treasury Shares was 162,645,590.
2	As at 31 December 2015 the number of BAT Treasury Shares was 162,645,590.
3	As at 31 December 2016 the number of BAT Treasury Shares was 162,645,590.

4.3	Existing BAT Shareholder authorities

It was resolved by the existing BAT Shareholders at the Company’s Annual General Meeting held on 26 April 2017 that:

•	the Directors were authorised to allot shares that are equity securities (within the meaning of section 560(1) of the Companies Act 2006) up to an aggregate amount representing approximately one third of the issued share capital of BAT; and

•	up to a further amount representing approximately a further third of the issued share capital of BAT, provided they are offered by way of a rights issue to shareholders of ordinary shares.

This allotment authority shall expire on the earlier of (i) the 2018 Annual General Meeting of BAT renewing this authority; or (ii) 26 July 2018.

4.4	Shareholder authorities to be proposed at the BAT General Meeting

As set out in the Notice of General Meeting at the end of the Circular, BAT intends to ask its shareholders at the BAT General Meeting to authorise:

•	the Proposed Acquisition, substantially in the manner and on the terms and subject to the conditions of the Merger Agreement, together with all other agreements and ancillary arrangements contemplated by the Merger Agreement and that the Directors (or any duly authorised committee of the Company) be authorised to make any non-material amendments, variations, waivers or extensions to the terms of the Proposed Acquisition or the Merger Agreement which they in their absolute discretion consider necessary, appropriate or desirable and to take all such steps and to do all such things which they consider necessary, appropriate or desirable to implement, or in connection with, the Proposed Acquisition, including, without limitation, the waiver of any conditions to the Merger Agreement; and

•	without prejudice to all existing authorities conferred on the Directors of the Company, the Directors being given general and unconditional authority in accordance with section 551 of the Companies Act 2006 to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company (“Rights”) pursuant to or in connection with the Proposed Acquisition up to an aggregate nominal amount of £108,889,167, with such authority to expire at the conclusion of the Company’s next Annual General Meeting, save that the Company shall be entitled to make offers or agreements before the expiry of such authority which would or might require shares to be allotted or Rights to be granted after such expiry and the Directors shall be entitled to allot shares and grant Rights pursuant to any such offer or agreement as if the authority had not expired.

Assuming the Proposed Acquisition Completes, BAT’s issued and fully paid share capital will be £615,665,078 divided into 2,462,660,312 BAT Shares of £0.25 each (including 162,645,590 BAT Treasury Shares).

4.5	Rights attached to New BAT Shares

The rights attached to the New BAT Shares will be the same as those attached to the existing BAT Shares, see paragraph 6.1 of this Part XIX of this Prospectus.

The rights of holders of BAT ADSs are different to that of holders of BAT Shares.

The rights of holders of New BAT ADSs will be the same as those attached to the Existing BAT ADSs, see paragraph 2 of Part XVIII (American Depositary Shares) of this Prospectus.

5.	Dilution

Subject to Completion, up to 435,556,670 New BAT Shares will be issued in connection with the Proposed Acquisition. This will result in BAT’s issued share capital increasing by approximately 21% (including BAT Treasury Shares). Following Completion and assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition, BAT Shareholders will be subject to an immediate dilution as a result of the issue, following which they will hold approximately 81% of the Combined Group’s issued share capital (excluding BAT Treasury Shares).

6.	Memorandum and Articles of Association

The Memorandum of Association and Articles of Association are available for inspection as described in paragraph 24 of this Part XIX of this Prospectus, and are available for inspection at the Company’s registered office.

The Articles of Association, which were adopted pursuant to a special resolution on 28 April 2010, contain (among others) provisions to the following effect:

6.1	Share capital

6.1.1	Liability of members

The liability of the members is limited to the amount, if any, unpaid on the shares held by them.

6.1.2	Further issues and rights attaching to shares

Without prejudice to any rights attached to any existing shares, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine or, if the Company has not so determined, as the directors may determine.

6.1.3	Changes to the share capital

The Company may by ordinary resolution:

•	consolidate and divide all or any of its share capital into shares of larger nominal amount than its existing shares;

•	sub-divide its shares, or any of them, into shares of smaller nominal amount than its existing shares; and

•	determine that, as between the shares resulting from such a sub-division, any of the shares may have any preference or advantage as compared with the others.

6.1.4	Redemption of shares

Any share may be issued which is or is to be liable to be redeemed at the option of the Company or the holder, and the directors may determine the terms, conditions and manner of redemption of any such share.

6.2	Rights attaching to the shares of the Company

6.2.1	Dividends

The Company may by ordinary resolution declare dividends in accordance with the respective rights of the members but no dividends shall exceed the amount recommended by the directors. The directors may pay interim dividends or dividends payable at a fixed rate, if it appears to them that they are justified by the profits of the Company available for distribution. If the directors act in good faith they shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

Except as otherwise provided by the Articles of Association or the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid. If any share is issued on terms that it ranks for dividend as from a particular date, it shall rank for dividend accordingly. In any other case, dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion(s) of the period in respect of which the dividend is paid.

A general meeting declaring a dividend may, upon the recommendation of the directors, direct that it shall be satisfied wholly or partly by the distribution of specific assets and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think fit.

The directors may, with the authority of an ordinary resolution of the Company, offer any holders of ordinary shares the right to elect to receive ordinary shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the directors) of any dividend specified by the ordinary resolution.

Notwithstanding any other provision of the Articles of Association, but without prejudice to the rights attached to any shares, the Company or the directors may fix a date as the record date by reference to which a dividend will be declared or paid or a distribution, allotment or issue made, and that date may be before, on or after the date on which the dividend, distribution, allotment or issue is declared, paid or made.

No dividend or other money payable in respect of a share shall bear interest against the Company, unless otherwise provided by the rights attached to the share.

The Company has the power to pay dividends solely by means of electronic transfer, or such other method that the directors deem appropriate and the method may be different for different holders or groups of holders of shares, to an account nominated in writing by the holder of the shares.

The Company may cease to send any payment in respect of any dividend payable in respect of a share if:

•	in respect of at least two consecutive dividends payable on that share the cheque or warrant has been returned undelivered or remains uncashed (or another method of payment has failed); or

•	following one such occasion, reasonable enquiries have failed to establish any new address or account of the person entitled to payment,

but, subject to the Articles of Association, the Company may recommence sending cheques or warrants (or using another method of payment) for dividends payable on that share if the person(s) entitled so request and have supplied in writing a new address or account to be used for that purpose.

Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, if the directors so resolve, be forfeited and cease to remain owing by the Company.

6.2.2	Voting rights

Subject to any rights or restrictions attached to any shares at a general meeting,

•	on a show of hands:

○	every member who is present in person has one vote;

○

every proxy present who has been duly appointed by one or more members entitled to vote on the resolution has one vote, except that if the proxy has been duly appointed by more than one member entitled to vote and is instructed by one or more of those members to vote for the resolution and by one or more others to vote against it, or is instructed by one or more of those members to vote in one way and is given discretion as to how to vote by one or more others (and wishes to use that discretion to vote in the other way) he has one vote for and one vote against the resolution; and

○	every corporate representative present who has been duly authorised by a corporation has the same voting rights as the corporation would be entitled to;

•	on a poll every member present in person or by duly appointed proxy or corporate representative has one vote for every share of which he is the holder or in respect or which his appointment as proxy or corporate representative has been made; and

•	a member, proxy or corporate representative entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses the same way.

For the purposes of determining which persons are entitled to attend or vote at a general meeting and how many votes such persons may cast, the Company may specify in the notice convening the meeting a time, not more than 48 hours before the time fixed for the meeting (not including any part of a day that is not a working day), by which a person must be entered on the register in order to have the right to attend or vote at the meeting.

In the case of joint holders, the senior who tenders a vote shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the register of members.

No member shall have the right to vote at any general meeting or at any separate meeting of the holders of any class of shares, either in person or by proxy, in respect of any share held by him unless all amounts presently payable by him in respect of that share have been paid.

6.2.3	Transfer of the shares

A share in certificated form may be transferred by an instrument of transfer which may be in any usual form or in any other form approved by the directors, executed by or on behalf of the transferor and, where the share is not fully paid, by or on behalf of the transferee. A share in uncertificated form may be transferred by means of the relevant system concerned. The transfer may not be in favour of more than four transferees.

In their absolute discretion and without giving any reasons the directors may refuse to register the transfer of a share in certificated form which is not fully paid provided that if the share is listed on the Official List of the UK Listing Authority such refusal does not prevent dealings in the shares from taking place on an open and proper basis. The directors may also refuse to register a transfer of a share in certificated form (whether fully paid or not) unless the instrument of transfer:

•	is lodged, duly stamped, at the registered office of the Company or such other place as the directors may appoint and is accompanied by the certificate for the share to which it relates and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer;

•	is in respect of only one class of share; and

•	is not in favour of more than four transferees.

The directors may refuse to register a transfer of a share in uncertificated form to a person who is to hold it thereafter in certificated form in any case where the Company is entitled to refuse to register the transfer under the Uncertificated Securities Regulations (as defined in the Company’s Articles of Association).

If the directors refuse to register a transfer of a share, they shall as soon as practicable and in any event within two months after the date on which the transfer was lodged with the Company (in the case of a transfer of a share in certificated form) or the date on which the operator-instruction was received by the Company (in the case of a transfer of a share in uncertificated form which will be held thereafter in certificated form) send to the transferee notice of the refusal together with reasons for the refusal. The directors shall send to the transferee such further information about the reasons for the refusal to the transferee as the transferee may reasonably request.

No fee shall be charged for the registration of any instrument of transfer of other document or instruction relating to or affecting the title to any share.

6.2.4	Distribution of assets on a winding-up

If the Company is wound up, the liquidator may, with the sanction of a special resolution and any other sanction required by law, divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator may, with the like sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as he may with the like sanction determine, but no member shall be compelled to accept any assets upon which there is a liability.

6.2.5	Restrictions on rights: failure to respond to a section 793 notice

If a member, or any other person appearing to be interested in shares held by that member, fails to provide the information requested in a notice given to him/her under section 793 of the Companies Act 2006 by the Company in relation to his/her interest in shares (the “default shares”) within 14 days from the date of giving the notice, sanctions shall apply, unless the directors determine otherwise. The sanctions available are the suspension of the right to attend or vote (whether in person or by representative or proxy) at any general meeting or at any separate meeting of the holders of any class or on any poll; and where the default shares represent at least 0.25% of their class (excluding BAT Treasury Shares) also the withholding of any dividend payable in respect of those shares and the restriction of the transfer of any shares (subject to certain exceptions).

6.2.6	Untraced members

The Company shall be entitled to sell at the best price reasonably obtainable any share held by a member, or any share to which a person is entitled by transmission, if

•	for a period of 12 years, no cheque or warrant or other method of payment for amounts payable in respect of the share sent and payable in a manner authorised by the Articles of Association has been cashed or effected and no communication has been received by the Company from the member or person concerned;

•	during that period the Company has paid at least three cash dividends (whether interim or final) and no such dividend has been claimed by the member or person concerned;

•	the Company has, after the expiration of that period, by advertisement in a national newspaper published in the United Kingdom and in a newspaper circulating in the area of the registered address or last known address of the member or person concerned, given notice of its intention to sell such share, and the advertisements, if not published on the same day, shall have been published within 30 days of each other; and

•	the Company has not during the further period of three months following the date of publication of the advertisements (or, if published on different dates, the later or latest of them) and prior to the sale of the share received any communication from the member or person concerned.

The Company shall be indebted to the former member or other person previously entitled to the share for an amount equal to the net proceeds of the sale for an amount equal to the net proceeds of the sale, but no trust or duty to account shall arise and no interest shall be payable in respect of the proceeds of sale.

If on three consecutive occasions notices, documents or information sent or supplied to a member have been returned undelivered, the member shall not be entitled to receive any subsequent notice, document or information until he has supplied to the Company (or its agent) a new registered address, or a postal address within the United Kingdom or the Republic of South Africa, or shall have informed the Company of an electronic address.

6.3	Variation of rights

If at any time the capital of the Company is divided into different classes of shares, the rights attached to any class may be varied, either while the Company is a going concern or during or in contemplation of a winding up in such manner (if any) as may be provided by those rights or if there are no such provisions either with the consent in writing of the holders of three-quarters in nominal value of the issued shares of that class (not including any BAT Treasury Shares), or with the sanction of a special resolution passed at a separate meeting of the holders such shares, but not otherwise.

To every such separate meeting the provisions of the Articles of Association relating to general meetings shall apply, except that the quorum for any such meeting shall be two persons together holding or representing by proxy at least one-third in nominal value of the issued shares of the class in question (excluding BAT Treasury Shares). At an adjourned meeting the quorum shall be, one person holding shares of the class in question (excluding BAT Treasury Shares) or his proxy.

Unless otherwise expressly provided by the rights attached to any class of shares, those rights shall be deemed not to be varied by the purchase by the Company of any of its own shares or the holding of such shares in treasury.

6.4	Directors of the Company

6.4.1	Appointment

Unless the Company determines otherwise by ordinary resolution, the number of directors (disregarding alternate directors) shall not be subject to any maximum but shall not be less than five.

Subject to the provisions of the Articles of Association, the Company may by ordinary resolution appoint a person who is willing to act as a director, and is permitted by law to do so, to be a director, either to fill a vacancy or as an additional director.

The directors may appoint a person who is willing to act as a director, and is permitted by law to do so, to be a director, either to fill a vacancy or as an additional director, provided that the appointment does not cause the number of directors to exceed any number fixed as the maximum number of directors. A director so appointed shall retire at the next Annual General Meeting and shall then be eligible for reappointment.

Other than a director retiring at the meeting, no person shall be appointed or reappointed a director at any general meeting unless he is recommended by the directors or notice of the intention to propose such person for appointment or reappointment executed by a member qualified to vote on the appointment or reappointment is given to the Company not less than seven nor more than 35 days before the date appointed for holding the meeting.

6.4.2	Retirement

At each Annual General Meeting there shall retire from office, by rotation:

•	all directors who held office at the time of each of the two preceding Annual General Meetings and who did not retire at either of them; and

•	if the number of directors retiring is less than one-third of the relevant directors (or, if the number of relevant directors is not three or a multiple of three, is less than the number which is nearest to but does not exceed one-third of the relevant directors) such additional number of directors as shall, together with the directors retiring, equal one-third of the relevant directors (or, if the number of relevant directors is not three or a multiple of three, the number which is nearest to but does not exceed one third of the relevant directors).

If the Company, at the meeting at which a director retires under any provision of the Articles of Association, does not fill the vacancy the retiring director shall, if willing to act, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or a resolution for the reappointment of the director is put to the meeting and lost. If a director retiring at an Annual General Meeting is not reappointed or deemed to have been reappointed, he shall retain office until the meeting elects someone in his place or, if it does not do so, until the close of the meeting.

6.4.3	Removal

In addition to any power of removal under the Acts, the Company may remove a director before the expiration of his period of office by special resolution.

A person ceases to be a director as soon as:

•	that person ceases to be a director by virtue of any provision of the Acts or is prohibited from being a director by law; or

•	a bankruptcy order is made against that person; or

•	a composition is made with that person’s creditors generally in satisfaction of that person’s debts; or

•	by reason of that person’s mental health, a court makes an order which wholly or partly prevents that person from personally exercising any powers or rights which that person would otherwise have; or

•	notification is received from the Company from that person that he is resigning or retiring from his office as director, and such resignation or retirement has taken effect in accordance with its terms; or

•	in the case of a director who holds any executive office, his appointment as such is terminated or expires and the directors resolve that he should cease to be a director; or

•	that person is absent without permission of the other directors from meetings of the directors for more than six consecutive months and the other directors resolve that he should cease to be a director; or

•	a notice in writing is served upon him, signed by all the other directors stating that that person shall cease to be a director with immediate effect.

6.4.4	Powers of directors

The business of the Company shall be managed by the directors who, subject to the provisions of the Articles of Association and to any directions given by special resolution to take, or refrain from taking, specified action, may exercise all the powers of the Company.

Without prejudice to the generality of the foregoing, the directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property, assets (present and future) and uncalled capital or any part thereof, and, subject to the provisions of the Articles of Association, to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

The directors may appoint one or more of their number to the office of managing director or to any other executive office of the Company and any such appointment may be made for such term, at such remuneration and on such other conditions as the directors think fit. Any such appointment shall terminate if he ceases to be a director but without prejudice to any claim for damages for breach of the contract of service between the director and the Company.

Subject to the provisions of the Articles of Association, the directors may delegate any of the powers which are conferred on them under the Articles of Association: to such person or committee; by such means (including by power of attorney); to such an extent; in relation to such matters or territories; and on such terms and conditions, as they think fit.

Any director (other than an alternate director) may appoint any other director, or any other person approved by resolution of the directors and willing to act and permitted by law to do so, to be an alternate director and may remove such an alternate director appointed from office.

An alternate director shall be entitled to receive notices of meetings of the directors, to attend and vote at any such meeting at which the director appointing him is not present and generally to perform all the functions of his appointer as director in his absence.

6.4.5	Provisions for employees on cessation or transfer of business

The directors may decide to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries (other than a director or former director or shadow director) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the Company or that subsidiary.

6.4.6	Voting at board meetings

No business shall be transacted at any meeting of the directors unless a quorum is present and the quorum may be fixed by the directors. If the quorum is not fixed by the directors, the quorum shall be two. A director shall not be counted in the quorum present in relation to a matter or resolution on which he is not entitled to vote (or when his vote cannot be counted) but shall be counted in the quorum present in relation to all other matters or resolutions considered or voted on at the meeting. An alternate director, who is not himself a director shall if his appointer is not present, be counted in the quorum.

Questions arising at a meeting shall be decided by a majority of votes. In case of an equality of votes, the chairman shall (unless he is not entitled to vote on the resolution in question) have a second or casting vote.

A resolution in writing agreed to by all the directors entitled to receive notice of a meeting of the directors and who would be entitled to vote (and whose vote would have been counted) on a resolution at a meeting of the directors shall (if that number is sufficient to constitute a quorum) be as valid and effectual as if it had been passed at a meeting of the directors, duly convened and held.

6.4.7	Restrictions on voting

Subject to the provisions of the Articles of Association, a director shall not vote at a meeting of the directors on any resolution concerning a matter in which he has, directly or indirectly, a material interest (other than an interest in shares, debentures or other securities of, or otherwise in or through, the Company) unless his interest arises only because the case falls within one or more of the following sub-paragraphs:

•	the resolution relates to the giving to him of a guarantee, security, or indemnity in respect of money lent to, or an obligation incurred by him for the benefit of, the Company or any of its subsidiary undertakings;

•	the resolution relates to the giving to a third party of a guarantee, security or indemnity in respect of an obligation of the Company or any of its subsidiary undertakings for which the director has assumed responsibility in whole or part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

•	the resolution relates to the giving to him of any other indemnity which is on substantially the same terms as indemnities given or to be given to all of the other directors and/or to the funding by the Company of his expenditure on defending proceedings or the doing by the Company of anything to enable him to avoid incurring such expenditure where all other directors have been given or are to be given substantially the same arrangements;

•	the resolution relates to the purchase or maintenance for any director or directors of insurance against any liability;

•	his interest arises by virtue of his being, or intending to become, a participant in the underwriting or sub-underwriting of an offer of any shares in or debentures or other securities of the Company for subscription, purchase or exchange;

•	the resolution relates to an arrangement for the benefit of any of the employees, directors, former employees and/or former directors of the Company or any of its subsidiary undertakings, and/or the members of their families or any person who is or was dependent on such persons, including but without being limited to a retirement benefits scheme and an employees’ share scheme, which does not accord to any director any privilege or advantage not generally accorded to the employees and/or former employees to whom the arrangement relates; and

•	the resolution relates to a transaction or arrangement with any other company in which he is interested, directly or indirectly, provided that he is not the holder of or beneficially interested in 1% or more of any class of the equity share capital of that company (or of any other company through which his interest is derived) and not entitled to exercise 1% or more of the voting rights available to members of the relevant company.

The Company may by ordinary resolution suspend or relax to any extent, in respect of any particular matter, any provision of the Articles of Association prohibiting a director from voting at a meeting of the directors or of a committee of the directors.

6.4.8	Directors’ interests

Provided that he has disclosed to the directors the nature and extent of any material interest of his, a director notwithstanding his office:

•	may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and

•	may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate in which the Company is interested,

and (1) he shall not, by reason of his office, be accountable to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate; (2) he shall not infringe his duty to avoid a situation in which he has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the Company as a result of any such office or employment or any such transaction or arrangement or any interest in any such body corporate; (3) he shall not be required to disclose to the Company, or use in performing his duties as a director of the Company, any confidential information relating to such office or employment if to make such a disclosure or use would result in a breach of a duty or obligation of confidence owed by him in relation to or in connection with such office or employment; (4) he may absent himself from discussions, whether in meetings of the directors or otherwise, and exclude himself from information, which will or may relate to such office, employment, transaction, arrangement or interest; and (5) no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

The directors may authorise (subject to such terms and conditions, if any, as they may think fit to impose from time to time, and subject always to their right to vary or terminate such authorisation), to the fullest extent permitted by law, any matter which would otherwise result in a director infringing his duty to avoid a situation in which he has, or can have, a direct or indirect interest that conflicts, or possible may conflict, with the interests of the Company and which may reasonably be regarded as likely to give rise to a conflict of interests. They may also authorise, to the fullest extent permitted by law, a director to accept to continue in any office, employment or position in addition to his office as a director of the Company, and may authorise the manner in which a conflict of interest arising out of such office, employment or position may be dealt with.

Such authorisation is only effective if any requirement as to quorum at the meeting at which the matter is considered is met without counting the director in question or any other interested director and the matter was agreed to without their voting (or would have been agreed to if they votes had not been counted).

6.4.9	Directors’ remuneration and expenses

Until otherwise determined by the Company by ordinary resolution, there shall be paid to the directors who do not hold executive office (other than alternate directors) such fees for their services in the office of director as the directors may determine and, (not exceeding in the aggregate an annual sum of £2,500,000 or such larger amount as the Company may by ordinary resolution decide) divided between the directors as they may determine, or, failing such determination, equally.

The directors may also be paid all reasonable expenses properly incurred by them in connection with their attendance at meetings of the directors or of committees of the directors or general meetings or separate meetings of the holders of any class of shares and any reasonable expenses properly incurred by them otherwise in connection with the exercise of their powers and the discharge of their responsibilities in relation to the Company.

6.4.10	Directors’ gratuities and benefits

The directors may provide benefits, whether by the payment of allowances, gratuities or pensions, or by insurance or death, sickness or disability benefits or otherwise, for any director or any former director of the Company or of any body corporate which is or has been a subsidiary of the Company or a predecessor in business of the Company or of any such subsidiary, and for any member of his family (including a spouse or civil partner or a former spouse or former civil partner) or any person who is or was dependent on him and may (before as well as after he ceases to hold such office) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

6.4.11	Indemnity

The Company may, subject to the provision of the Acts:

•	indemnify to any extent any person who is or was a director, or a director of any associated company, directly or indirectly (including by funding any expenditure incurred or to be incurred by him) against any loss or liability, whether in connection with any proven or alleged negligence, default, breach of duty or breach of trust by him or otherwise, in relation to the Company or any associated company; and/or

•	indemnify to any extent any person who is or was a director of an associated company that is a trustee of an occupational pension scheme, directly or indirectly (including by funding any expenditure incurred or to be incurred by him) against any liability incurred by him in connection with the company’s activities as trustee of an occupational pension scheme; and/or

•	purchase and maintain insurance for any person who is or was a director, or a director of any associated company, against any loss or liability or any expenditure he may incur, whether in connection with any proven or alleged negligence, default, breach of duty or breach of trust by him or otherwise, in relation to the Company or any associated company.

6.5	General meetings

The directors may call general meetings. If there are not sufficient directors to form a quorum in order to call a general meeting, any director may call a general meeting. If there is no director, any member of the Company may call a general meeting.

An Annual General Meeting and all other general meetings of the Company shall be called by at least such minimum period of notice as is prescribed or permitted under the Acts.

The notice shall specify the place, the date and the time of meeting and the general nature of the business to be transacted, and in the case of an Annual General Meeting shall specify the meeting as such. Where the Company has given an electronic address in any notice of meeting, any document or information relating to proceedings at the meeting may be sent by electronic means to that address, subject to any conditions or limitations specified in the relevant notice of meeting. Subject to the provisions of the Articles of Association and to any rights or restrictions attached to any shares, notices shall be given to all members, to all persons entitled to a share in consequence of the death or bankruptcy of a member and to the directors and auditors of the Company. Any notice to be given to a member may be given by reference to the register of members as it stands at any time within the period of 21 days before the notice is given; and no change in the register after that time shall invalidate the giving of the notice. A member whose registered address is not within the United Kingdom or the Republic of South Africa shall be entitled to receive any notice, document or information from the Company if he gives the Company an address (not being an electronic address) within the United Kingdom or the Republic of South Africa at which notices, documents or information may be sent. If the directors are satisfied that the sending or supplying of such notices, documents or information by the Company to such address outside the United Kingdom or the Republic of South Africa would not result in the Company breaching any applicable law (whether in the United Kingdom, Republic of South Africa, or elsewhere) or result, directly or indirectly, in the Company being required to comply with additional filing or other regulatory requirements in the United Kingdom, the Republic of South Africa, or any other jurisdiction.

Where, by reason of any suspension or curtailment of postal services, the Company is unable effectively to give notice of a general meeting, the board may decide that the only persons to whom notice of the affected general meeting must be sent are: the directors; the Company’s auditors; those members to whom notice to convene the general meeting can validly be sent by electronic means and those members to whom notification as to the availability of the notice of meeting on a website can validly be sent by electronic means.

No business shall be transacted at any meeting unless a quorum is present. Two persons entitled to vote upon the business to be transacted, each being a member or a proxy for a member or a duly authorised representative of a corporation which is a member (including for this purpose two persons who are proxies or corporate representatives of the same member), shall be a quorum.

A member is entitled to appoint another person as his proxy to exercise all or any of his rights to attend and to speak and vote at a meeting of the Company. The appointment of a proxy shall be deemed also to confer authority to demand or join in demanding a poll. Delivery of an appointment of proxy shall not preclude a member from attending and voting at the meeting or at any adjournment of it. A proxy need not be a member. A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by him. An appointment of proxy shall be in writing in any usual form or in any other form which the directors may approve and shall be executed by or on behalf of the appointor which in the case of a corporation may be either under its common seal or under the hand of a duly authorised officer or attorney or other person duly authorised for that purpose. Subject to the provisions of the Acts, any corporation (other than the Company itself) which is a member of the Company may, by resolution of its directors or other governing body, authorise such person(s) to act as its representative(s) at any meeting of the Company, or at any separate meeting of the holders of any class of shares. The Company may require such person(s) to produce a certified copy of the resolution before permitting him to exercise his powers. The directors may (and shall if and to the extent that the Company is required to do so by the Acts) allow an appointment of proxy to be sent or supplied in electronic form subject to any conditions or limitations as the directors may specify.

Directors may attend and speak at general meetings and at any separate meeting of the holders of any class of shares, whether or not they are members.

A resolution put to the vote of a general meeting must be decided on a show of hands unless either the notice of the meeting specifies that a poll will be called on such resolution or a poll is (before the resolution is put to the vote on a show of hands or immediately after the result of a show of hands on that resolution is declared) demanded by:

•	the chairman of the meeting;

•	a majority of the directors present at the meeting;

•	not less than five members having the right to vote at the meeting;

•	a member or members representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting (excluding any voting rights attached to any shares in the Company held as BAT Treasury Shares); or

•	a member or members holding shares conferring a right to vote on the resolution on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right (excluding any shares in the Company conferring a right to vote at the meeting which are held as BAT Treasury Shares).

The directors or the chairman of the meeting may direct that any person wishing to attend any general meeting should submit to and comply with such searches or other security arrangements as they or he consider appropriate in the circumstances. The directors or the chairman of the meeting may in their or his absolute discretion refuse entry to, or eject from, any general meeting any person who refuses to submit to a search or otherwise comply with such security arrangements.

The directors or chairman of the meeting may take such action, give such direction or put in place such arrangements as they or he consider appropriate to secure the safety of the people attending the meeting and to promote the orderly conduct of the business of the meeting. Any decision of the chairman of the meeting on matters of procedure or matters arising incidentally from the business of the meeting, and any determination by the chairman of the meeting as to whether a matter is of such a nature, shall be final.

The directors may make arrangements for simultaneous attendance and participation by electronic means allowing persons not present together at the same place to attend, speak and vote at the meeting (including the use of satellite meeting places). The arrangements for simultaneous attendance and participation at any place at which persons are participating, using electronic means may include arrangements for controlling or regulating the level of attendance at any particular venue provided that such arrangements shall operate so that all members and proxies wishing to attend the meeting are able to attend at one or other of the venues.

7.	Directors’ and Senior Managers’ interests

7.1	Other Directorships

Save as set out below, none of the Directors and Senior Managers have been a member of any partnerships; or held any directorships of any other company (other than subsidiaries of the company of which those persons are also directors), at any time in the last five years prior to the date of this Prospectus:

Director / Senior Manager	Current directorships and partnerships	Previous directorships and partnerships held in the previous five years
Directors
Richard Burrows

Rentokil Initial plc (Non-Executive Director)

Carlsberg A/S (Supervisory Board Member and Chairman of the Remuneration Committee)

Craven House Capital plc (Chairman of the Board and Chair of Nomination, Remuneration and Compliance Committees)

Voicesage Global Holdings Limited (Chairman of the Board) Eurasian Natural Resources Corporation Limited (Non-Executive Director)

Nicandro Durante	Reckitt Benckiser Group plc (Non-Executive Director and member of the Remuneration and Corporate Responsibility, Sustainability and Ethics Committees)	-

Ben Stevens	ISS A/S/ (Non-Executive Director) New Zealand (UK Finance) Limited (Director)	-

Kieran Poynter	International Consolidated Airlines Group S.A. (Non-Executive Director, Chair of the Audit and Compliance Committee)	Nomura International plc (Non-Executive Chairman of the Board and Board member)

Director / Senior Manager	Current directorships and partnerships	Previous directorships and partnerships held in the previous five years
F&C Asset Management plc (Chairman of the Board and member of the Nominations, Audit and Compliance and Risk Committees)

Sue Farr

Chime Communications Limited (Special Advisor)

Dairy Crest Group plc (Non-Executive Director and Chair of the Corporate Responsibility Committee)

Millennium & Copthorne Hotels plc (Non-Executive Director and member of the Audit, Remuneration and Nominations Committees)

Accsys Technologies plc (Non-Executive Director)

Dolphin Capital Investors Limited (Non-Executive Director)

Chime Communications Limited (Executive Director of Business Development) Motivcom plc (Non-Executive Director) Historic Royal Palaces (Trustee)

Ann Godbehere

Rio Tinto plc and Rio Tinto Limited (Non-Executive Director and Chair of the Audit Committee)

UBS Group AG and UBS AG (Non-Executive Director, Chair of the Compensation Committee and member of the Audit Committee)

Prudential plc (Non-Executive Director, Chair of the Audit Committee and member of the Nomination and Governance and Risk Committees)

Atrium Underwriting Group Limited (Non-Executive Director, Chair of the Audit Committee and member of the Conflicts Committee)

Arden Holdings Limited (Non-Executive Director and Chair of the Audit Committee)

Dr Marion Helmes

Uniper SE (Supervisory Board member)

Bilfinger SE (Supervisory Board member and Chairwoman of the Audit Committee)

NXP Semiconductors N.V. (Non-Executive Director)

ProSiebenSat.1 Media SE (Vice Chairwoman of the Supervisory Board)

Celesio AG (Chief Financial Officer) Fugro N.V. (Supervisory Board member)

Savio Kwan	A&K Consulting Co Ltd (Chief Executive Officer and Co-Founder) Henley Business School (Visiting Professor) Alibaba Hong Kong Entrepreneurs Fund (Non-Executive Director)	Alibaba Group (Non-Executive Director)

Dr Pedro Malan

Itaú Unibanco (Chairman of the International Advisory Board)

EDP – Energias do Brasil SA (Advisory Board member)

Thomson Reuters Trust Principles (Trustee)

Thomson Reuters Founders Share Company Limited (Director and member, acting as trustee)

Temasek International Panel (Member)

Mills Estruturas e Servicos de Engenharia SA (Non-Executive Director)

Souza Cruz (Board member)

International Financial Reporting Standards Foundation (Trustee)

OGX Petróleo e Gás

Participações S.A.

(Non-Executive Director)

Director / Senior Manager	Current directorships and partnerships	Previous directorships and partnerships held in the previous five years
Dimitri Panayotopoulos	Boston Consulting Group (Senior Advisor) Logitech International S.A. (Non-Executive Director and member of the Compensation Committee)	Procter & Gamble (Vice Chairman, Advisor to the Chairman and Chief Executive Officer and Vice Chair of the Global Business Units)

Senior Managers

Jerome Abelman	Reynolds American Inc. (Director)	-

Jack Bowles	-	-

Alan Davy	-	-

Giovanni Giordano	-	-

Andrew Gray	-	-

Tadeu Marroco	-	-

Ricardo Oberlander	Reynolds American Inc. (Director)	-

Dr David O’Reilly	-	Advanced Technologies (Cambridge) Limited (Director)

Naresh Sethi	-	-

Johan Vandermeulen	-	-

Kingsley Wheaton	-	-

7.2	Interests of Directors and Senior Managers in the share capital of BAT

Save as disclosed in this paragraph 7.2, none of the Directors, the Senior Managers, nor their immediate families or connected persons have any interests (beneficial or non-beneficial) in the share capital of the BAT Group.

Save as disclosed in this paragraph 7.2 and paragraph 12 of this Part XIX of this Prospectus, no other person involved in the Proposed Acquisition or Admission has an interest which is material to the Proposed Acquisition or the Admission.

7.2.1	Share interests

The Directors and the Senior Managers have the following interests in BAT Shares (including beneficial interests or interests of a person connected with a Director or a Senior Manager) as at the Latest Practicable Date, and expect to have the following interests immediately following Admission (based on the assumption that the holdings of such person in BAT as at the Latest Practicable Date do not change, 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition and that no other issues of BAT Shares occur between Latest Practicable Date and Admission):

	Interests as at the Latest Practicable Date		Interest immediately following Admission
Director / Senior Manager	No.[1]	% of issued share capital[2]	No.[1]	% of issued share capital[2]
Directors

Richard Burrows	15,000	0.0008	15,000	0.0007

Nicandro Durante	254,109	0.0136	254,109	0.0110

Ben Stevens	84,337	0.0045	84,337	0.0037

Kieran Poynter	5,000	0.0003	5,000	0.0002

Sue Farr	-	-	-	-

Ann Godbehere[3]	3,100	0.0002	3,100	0.0001

Dr Marion Helmes	4,500	0.0002	4,500	0.0002

Savio Kwan	6,217	0.0003	6,217	0.0003

Dr Pedro Malan	-	-	-	-

Dimitri Panayotopoulos	3,300	0.0002	3,300	0.0001

	Interests as at the Latest Practicable Date		Interest immediately following Admission
Director / Senior Manager	No.[1]	% of issued share capital[2]	No.[1]	% of issued share capital[2]
Senior Manager

Jerome Abelman	35,989	0.0019	35,989	0.0016
Jack Bowles	105,278	0.0056	105,278	0.0046
Alan Davy	43,191	0.0023	43,191	0.0019
Giovanni Giordano[4]	30,345	0.0016	30,345	0.0013
Andrew Gray	47,750	0.0026	47,750	0.0021
Tadeu Marroco	12,983	0.0007	12,983	0.0006
Ricardo Oberlander	46,987	0.0025	46,987	0.0020
Dr David O’Reilly	20,251	0.0011	20,251	0.0009
Naresh Sethi	33,766	0.0018	33,766	0.0015
Johan Vandermeulen	6,261	0.0003	6,261	0.0003
Kingsley Wheaton	7,235	0.0004	7,235	0.0003

1	The number of BAT Shares held by the Executive Directors and Senior Managers include BAT Shares held through the SIP but not options or awards granted under the other BAT Employee Share Plans.

2	The percentage of issued share capital excludes BAT Treasury Shares.

3	The number of BAT Shares beneficially owned by Ann Godbehere are represented by ADSs, each of which represents one BAT Share.

4	8,000 BAT Shares held by Giovanni Giordano are represented by ADSs, each of which represents one BAT Share.

Taken together, the combined percentage interest of the Directors and the Senior Managers in the voting rights in respect of the issued ordinary share capital of BAT at the Latest Practicable Date was less than 0.05% (excluding BAT Treasury Shares).

Taken together, the combined percentage interest of the Directors and the Senior Managers in the voting rights in respect of the issued ordinary share capital of BAT immediately following Admission is expected to be 0.03% (excluding BAT Treasury Shares).

The Directors have no interest in the shares of BAT’s subsidiaries.

7.2.2	Share awards

The Directors, and Senior Managers had the following options and awards relating to the BAT Shares under BAT Employee Share Plans as at the Latest Practicable Date.

Directors / Senior Managers	Plan	Date of Grant / Award	Number of BAT Shares over which Options Granted	Option Exercise Price (if any) £	Number of BAT Shares Awarded	Exercisable (LTIP/Sharesave Scheme) Vesting (DSBS)
Director
Nicandro Durante	2007 LTIP	27 March 2015	127,448	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	140,529	0.00	-	12 May 2021 - 11 May 2026
	2016 LTIP	27 March 2017	114,181	0.00	-	27 March 2022 - 26 March 2027
	Sharesave Scheme	28 March 2012	591	25.36	-	1 May 2017 - 31 October 2017
	Sharesave Scheme	26 August 2014	543	27.87	-	1 October 2019 - 31 March 2020
	Sharesave Scheme	24 March 2017	369	40.56	-	1 May 2022 - 31 October 2022

Total Options			383,661
	DSBS	27 March 2015	-	-	19,419	27 March 2018
	DSBS	29 March 2016	-	-	29,690	29 March 2019
	DSBS	27 March 2017	-	-	28,545	27 March 2020

Total Restricted Share Awards					77,654

Directors / Senior Managers	Plan	Date of Grant / Award	Number of BAT Shares over which Options Granted	Option Exercise Price (if any) £	Number of BAT Shares Awarded	Exercisable (LTIP/Sharesave Scheme) Vesting (DSBS)

Ben Stevens	2007 LTIP	27 March 2015	69,641	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	71,669	0.00	-	12 May 2021 - 11 May 2026
	2016 LTIP	27 March 2017	58,232	0.00	-	27 March 2022 - 26 March 2027
	Sharesave Scheme	26 August 2014	543	27.87	-	1 October 2019 - 31 March 2020
	Sharesave Scheme	23 March 2015	495	30.26	-	1 May 2020 - 31 October 2020

Total Options			200,580
	DSBS	27 March 2015	-	-	12,732	27 March 2018
	DSBS	29 March 2016	-	-	19,468	29 March 2019
	DSBS	27 March 2017	-	-	15,805	27 March 2020

Total Restricted Share Awards					48,005

Senior Manager
Jerome Abelman	2007 LTIP	27 March 2015	23,448	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	22,732	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	19,583	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	23 March 2015	991	30.26	-	1 May 2020 - 31 October 2020

Total Options			66,754
	DSBS	27 March 2015	-	-	1,706	27 March 2018
	DSBS	29 March 2016	-	-	8,164	29 March 2019
	DSBS	27 March 2017	-	-	6,658	27 March 2020

Total Restricted Share Awards					16,528

Jack Bowles	2007 LTIP	27 March 2015	35,517	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	31,943	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	26,463	0.00	-	27 March 2020 - 26 March 2027

Total Options			93,923
	DSBS	27 March 2015	-	-	7,359	27 March 2018
	DSBS	29 March 2016	-	-	11,473	29 March 2019
	DSBS	27 March 2017	-	-	8,997	27 March 2020

Total Restricted Share Awards					27,829

Alan Davy	2007 LTIP	27 March 2015	25,862	0.00	-	27 March 2018 - 26 March 2025

Directors / Senior Managers	Plan	Date of Grant / Award	Number of BAT Shares over which Options Granted	Option Exercise Price (if any) £	Number of BAT Shares Awarded	Exercisable (LTIP/Sharesave Scheme) Vesting (DSBS)
	2016 LTIP	12 May 2016	23,027	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	19,099	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	26 August 2014	543	27.87	-	1 October 2019 - 31 March 2020
	Sharesave Scheme	24 March 2017	221	40.56	-	1 May 2020 - 31 October 2020

Total Options			68,752
	DSBS	27 March 2015	-	-	5,358	27 March 2018
	DSBS	29 March 2016	-	-	8,270	29 March 2019
	DSBS	27 March 2017	-	-	6,493	27 March 2020

Total Restricted Share Awards					20,121

Giovanni Giordano	2007 LTIP	27 March 2015	34,137	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	30,113	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	24,966	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	28 March 2012	236	25.36	-	1 May 2017 - 31 October 2017
	Sharesave Scheme	23 March 2015	475	30.26	-	1 May 2018 - 31 October 2018
	Sharesave Scheme	24 March 2017	88	40.56	-	1 May 2020 - 31 October 2020

Total Options			90,015
	DSBS	27 March 2015	-	-	7,073	27 March 2018
	DSBS	29 March 2016	-	-	10,815	29 March 2019
	DSBS	27 March 2017	-	-	8,488	27 March 2020

Total Restricted Share Awards					26,376

Andrew Gray	2007 LTIP	27 March 2015	37,241	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	32,829	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	27,197	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	28 March 2014	576	26.00	-	1 May 2019 - 31 October 2019
	Sharesave Scheme	26 August 2014	543	27.87	-	1 October 2019 - 31 March 2020

Total Options			98,386
	DSBS	27 March 2015	-	-	7,716	27 March 2018
	DSBS	29 March 2016	-	-	11,791	29 March 2019
	DSBS	27 March 2017	-	-	9,247	27 March 2020

Total Restricted Share Awards					28,754

Directors / Senior Managers	Plan	Date of Grant / Award	Number of BAT Shares over which Options Granted	Option Exercise Price (if any) £	Number of BAT Shares Awarded	Exercisable (LTIP/Sharesave Scheme) Vesting (DSBS)

Tadeu Marroco	2007 LTIP	27 March 2015	24,137	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	21,315	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	21,109	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	26 March 2013	534	28.07	-	1 May 2018 - 31 October 2018
	Sharesave Scheme	23 March 2015	495	30.26	-	1 May 2020 - 31 October 2020

Total Options			67,590
	DSBS	27 March 2015	-	-	3,825	27 March 2018
	DSBS	29 March 2016	-	-	7,655	29 March 2019
	DSBS	27 March 2017	-	-	7,177	27 March 2020

Total Restricted Share Awards					18,657

Ricardo Oberlander	2007 LTIP	27 March 2015	29,482	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	26,511	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	21,996	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	26 March 2013	534	28.07	-	1 May 2018 - 31 October 2018
	Sharesave Scheme	23 March 2015	495	30.26	-	1 May 2020 - 31 October 2020

Total Options			79,018
	DSBS	27 March 2015	-	-	6,108	27 March 2018
	DSBS	29 March 2016	-	-	9,522	29 March 2019
	DSBS	27 March 2017	-	-	7,478	27 March 2020

Total Restricted Share Awards					23,108

Dr David O’Reilly	2007 LTIP	27 March 2015	24,137	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	21,315	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	17,674	0.00	-	27 March 2020 - 26 March 2027

Total Options			63,126
	DSBS	27 March 2015	-	-	5,001	27 March 2018
	DSBS	29 March 2016	-	-	7,655	29 March 2019
	DSBS	27 March 2017	-	-	6,009	27 March 2020

Total Restricted Share Awards					18,665

Directors / Senior Managers	Plan	Date of Grant / Award	Number of BAT Shares over which Options Granted	Option Exercise Price (if any) £	Number of BAT Shares Awarded	Exercisable (LTIP/Sharesave Scheme) Vesting (DSBS)

Naresh Sethi	2007 LTIP	28 March 2014	31,844	0.00	-	28 March 2017 - 27 March 2024
	2007 LTIP	27 March 2015	29,482	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	26,009	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	21,545	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	28 March 2014	346	26.00	-	1 May 2017 - 31 October 2017
	Sharesave Scheme	26 August 2014	322	27.87	-	1 October 2017 - 31 March 2018
	Sharesave Scheme	24 March 2017	369	40.56	-	1 May 2022 - 31 October 2022

Total Options			109,917
	DSBS	27 March 2015	-	-	6,108	27 March 2018
	DSBS	29 March 2016	-	-	9,341	29 March 2019
	DSBS	27 March 2017	-	-	7,325	27 March 2020

Total Restricted Share Awards					22,774

Johan Vandermeulen	2007 LTIP	27 March 2015	28,620	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	25,094	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	21,195	0.00	-	27 March 2020 - 26 March 2027
	Sharesave Scheme	23 March 2015	991	30.26	-	1 May 2020 - 31 October 2020

Total Options			75,900
	DSBS	27 March 2015	-	-	5,892	27 March 2018
	DSBS	29 March 2016	-	-	9,013	29 March 2019
	DSBS	27 March 2017	-	-	7,206	27 March 2020

Total Restricted Share Awards					22,111

Kingsley Wheaton	2007 LTIP	27 March 2015	29,482	0.00	-	27 March 2018 - 26 March 2025
	2016 LTIP	12 May 2016	25,242	0.00	-	12 May 2019 - 11 May 2026
	2016 LTIP	27 March 2017	21,382	0.00	-	27 March 2020 - 26 March 2027

Total Options			76,106
	DSBS	27 March 2015	-	-	5,158	27 March 2018
	DSBS	29 March 2016	-	-	9,066	29 March 2019
	DSBS	27 March 2017	-	-	7,270	27 March 2020

Total Restricted Share Awards					21,494

1	LTIP: The number of options shown is the maximum that may be exercised subject to the completion of the applicable performance period and conditions under the rules of the LTIP.

7.3	Confirmations and conflicts of interest

7.3.1	Confirmations

Except as set out below, at the date of this Prospectus, none of the Directors or Senior Managers has during at least the previous five years to the date of this Prospectus:

•	any convictions in relation to fraudulent offences;

•	been a member of the administrative, management, supervisory body or senior management of a company associated with any bankruptcies, receiverships or liquidations; or

•	been subject to any official public incrimination or sanctions by any statutory or regulatory authorities (including designated professional bodies) or been disqualified by a court from acting as a member of the administrative, management or supervisory bodies of an issuer or from acting in the management or conduct of the affairs of any issuer.

Ricardo Oberlander, together with British American Tobacco France (“BAT France”), was found by the Court of First Instance of the Judicial District of Nanterre, France to have violated French criminal law relating to the illegal advertising of tobacco or tobacco products in his capacity as President of British American Tobacco France on 5 October 2012. Ricardo Oberlander was found guilty on the basis that as the President of BAT France, he was primarily involved in the campaign at issue. He was ordered to pay a sum of €5,000 in relation to such criminal charges and was also ordered to pay, jointly with BAT France, €20,000 in damages and interests and €2,000 in relation to the corresponding civil action brought by the association The Rights of Non-Smokers (Les Droits Des Non Fumeurs). On 12 September 2013, the criminal chamber of the Court of appeal of Versailles confirmed the criminal conviction decided in first instance against Ricardo Oberlander.

Dr Pedro Malan served as a Non-Executive Director of OGX Petróleo e Gás Participações S.A. (“OGX”) from June 2008 to June 2013, when he resigned. In October 2013, OGX filed a judicial recovery request, a court supervised reorganisation proceeding in Brazil broadly equivalent to a company’s administration procedure under the Insolvency Act 1986 in the United Kingdom, at the Judicial District of Rio de Janeiro State.

There are no family relationships between any of the Directors or Senior Managers.

7.3.2	Conflicts of interest

From time to time a Director’s role may give rise to an actual or potential conflict of interest between such Director’s duties to the Company and their duties arising from other roles or interests. The Board’s conflicts procedures require that if a Director becomes aware that they have an actual or potential conflict of interest, such Director is required to notify the Company Secretary. Such conflicts can be authorised by the Board or the Conflicts Committee under such procedures, in accordance with the requirements of the Companies Act 2006 and the Articles of Association.

During the last 12 months, a number of conflicts were notified to the Company in accordance with the conflicts of interest procedures. All matters authorised by the Board and the Conflicts Committee were recorded in the register of interests maintained by the Company Secretary. No material conflicts were reported by the Directors in 2016. Each year the Board considers afresh all previously authorised situational conflicts. Directors are excluded from the quorum and the vote in respect of any matters in which they have an interest.

Except for the activities performed in their capacity as a director of the BAT Group companies, no Senior Manager has any material conflict of interest between his or her duties to the Company and his or her private interests or other duties.

7.3.3	Transactions with Directors

No Director or Senior Manager has, or has had, any interest in any transaction which is or was unusual in its nature or conditions or which is, or was, significant in relation to the business of the BAT Group and which was effected by any member of the BAT Group during the current or immediately preceding financial year, or during any earlier financial year, and remains in any respect outstanding or underperformed.

There are no outstanding loans granted by the Company or any BAT Group company to any of the Directors or Senior Managers nor has any guarantee been provided by the Company or any BAT Group company for their benefit.

7.3.4	Director appointment arrangements

There are no arrangements or understandings with major BAT Shareholders, customers, suppliers or others pursuant to which any Director or Senior Manager was selected as a director or senior manager (as the case may be).

8.	Summary of remuneration and benefits

A summary of the amount of remuneration paid to the Directors (including any contingent or deferred compensation) and benefits in kind for the financial year ended 31 December 2016 is set out in the table below. The Directors are categorised in their positions as at 31 December 2016 for these purposes.

Executive Directors

Director	Salary (£)	Taxable benefits (£)	Short-term incentives (£)	Long-term incentives (£)	Pension (£)	Other emoluments	Total (£)
Nicandro Durante	1,190	235	2,975	2,879	325	26	7,630
Ben Stevens	867	100	1,647	1,604	309	18	4,545

Total	2,057	335	4,622	4,483	634	44	12,175

Chairman and Non-Executive Directors

Director	Base fee (£’000)	Chair / committee fees (£’000)	Taxable benefits (£’000)	Total fees (£’000)
Richard Burrows	645	0	106	751
Kieran Poynter	93	48	0	141
Sue Farr	93	13	1	107
Ann Godbehere	93	18	1	112
Dr Marion Helmes (from 1 August 2016)	39	5	5	49
Savio Kwan	93	13	37	143
Dr Pedro Malan	93	13	44	150
Dimitri Panayotopoulos	93	19	4	116

Total	1,242	129	198	1,569

The aggregate remuneration (including any contingent or deferred compensation), salary and benefits in kind paid or awarded to the Senior Managers during the year ended 31 December 2016 for services in all capacities was £37,011,858. Of this, £7,011,958 was in respect of salary/fees, £6,602,545 was awarded as a cash bonus and £6,602,545 in shares (vesting in 2019) was awarded under the DSBS. The Senior Managers received shares worth £12,855,810 under the DSBS and LTIP plans, which were awarded in 2013 but vested in 2016. £2,753,000 was paid in respect of pension and £1,186,000 was in respect of benefits in kind.

9.	Directors terms and conditions

9.1	Executive Directors

	Date of appointment	Execution date of current contract	Notice period by Company (months)	Notice period by Director (months)
Nicandro Durante	1 January 2008	10 December 2010	12	12
Ben Stevens	3 March 2008	26 March 2008[1]	12	12

1	Service contract amended by a side letter dated 23 July 2010.

The two Executive Directors are each employed by the Company under the terms of a service contract which is terminable by either party on not less than twelve months’ written notice.

As an alternative to an Executive Director working out his notice, the Company can elect to make a compensation payment, in lieu of notice, which would comprise up to twelve months’ salary, at his then current base pay, and either (i) a cash payment in respect of specified benefits under the contract being car allowance, life assurance, personal accident insurance and medical insurance, or (ii) the Company may at its option continue the life assurance, personal accident insurance and medical insurance benefits for the balance of the twelve month notice period. Executive Directors do not have contractual rights to the value inherent in any awards held under the share incentive schemes, whose rules make provisions for vesting in different leaver scenarios. The Remuneration Committee retains discretion in determining ‘good leaver’ status which is intended to provide flexibility in certain circumstances. The Remuneration Committee also retains discretion to settle any other amounts reasonably due to an Executive Director in connection with the termination of his employment. Pension entitlements are dealt with in accordance with the terms and conditions of the applicable pension scheme and do not form part of the contractual compensation payment.

The compensation payment is payable where the requisite twelve months’ notice is not given to the Executive Director or when such Executive Director terminates by giving twelve months’ notice and the Company does not wish him to serve the applicable notice period. If part of a period of notice is served, the compensation payment is reduced on a pro rata basis. In the event that the employment is terminated for cause (such as gross misconduct), the Company may terminate the employment with immediate effect and no compensation payment would be payable.

In accordance with the requirements of the UK Corporate Governance Code, each Executive Director’s directorship of the Company is subject to re-election by the BAT Shareholders at the Company’s Annual General Meeting.

9.2	Non-Executive Directors

	Date of appointment	Present expiry date	Notice period by Company (months)	Notice period by Director (months)
Richard Burrows	1 September 2009	26 April 2017	3	1
Kieran Poynter	1 July 2010	26 April 2017	-	-
Sue Farr	2 February 2015	26 April 2017	-	-
Ann Godbehere	3 October 2011	26 April 2017	-	-
Dr Marion Helmes	1 August 2016	26 April 2017	-	-
Savio Kwan	6 January 2014	26 April 2017	-	-
Dr Pedro Malan	2 February 2015	26 April 2017	-	-
Dimitri Panayotopoulos	2 February 2015	26 April 2017	-	-

The Non-Executive Directors do not have service contracts with the Company but instead have letters of appointment. All Non-Executive Directors have terms of appointment of one year only which are considered for renewal around the time of the Company’s Annual General Meeting when, in accordance with the requirements of the UK Corporate Governance Code, each Director is subject to election or re-election by BAT Shareholders. The Board considers the need for it to refresh its membership progressively over time. Non-Executive Directors are normally expected to serve for up to six years. They may be invited to serve for longer, but additional service beyond six years is subject to rigorous review and service beyond nine years is unlikely. On termination, at any time, a Non-Executive Director is entitled to any accrued but unpaid Director’s fees but not to any other compensation.

The Chairman has a term of appointment of one year only which is considered for renewal around the time of the Company’s Annual General Meeting each year, unless the appointment is terminated earlier by either the Company giving three months’ written notice or by him giving one month’s written notice, with the Company having discretion in each case to make a compensation payment in lieu of such notice. The compensation payment is limited to any fees which are payable for such part of the relevant notice period as BAT’s Board of Directors does not require him as Chairman to perform his duties. In accordance with the UK Corporate Governance Code, every year, the Chairman is subject to re-election by BAT Shareholders at the Company’s Annual General Meeting. The Chairman, his spouse and dependent children residing at his address (up to the age of 21 or 24 if in full time education) are covered by the Company’s private health insurance scheme. The Chairman is covered by a personal accident insurance policy, the premium for which is paid for by the Company. In common with the Non-Executive Directors, the Chairman does not participate in the BAT Group share schemes, bonus schemes or incentive plans and is not a member of any BAT Group pension plan.

9.3	Directors’ indemnity

The Company has arranged appropriate insurance to provide cover in the event of legal action against its Directors and also provides indemnities to its Directors in accordance with the Articles of Association. As at the date of this Prospectus, such indemnities are in force covering any costs, charges, expenses, losses, damages or liabilities that they may incur in or about the execution of their duties to the Company or to any entity which is an associated company (as defined in section 256 of the Companies Act 2006), or as a result of duties performed by them on behalf of the Company or any such associated company.

10.	Employee Share Schemes

10.1	British American Tobacco 2016 Long-Term Incentive Plan (the “LTIP”)

The LTIP was approved by Shareholders at the 2016 Annual General Meeting.

10.1.1	Administration

Awards may be granted, and the LTIP will be administered, by the Board, or a duly authorised committee of the Board. Currently the LTIP is administered and awards granted by the Remuneration Committee (and this will always be the case in respect of awards for Executive Directors of the Company). Certain administrative functions have been delegated to the Employee Share Schemes Committee.

10.1.2	Eligibility

Awards may be granted to any of the employees of the Company or its subsidiaries, including the Executive Directors.

10.1.3	Executive Directors

Participation by the Executive Directors shall, unless and until approved otherwise by shareholders, be in accordance with the terms of the Company’s remuneration policy as approved by shareholders from time to time.

10.1.4	Form of awards

The LTIP provides for awards to be granted in one or more of the following ways:

•	a conditional right to receive BAT Shares which will be automatically transferred to the award holder following vesting (“Conditional Award”);

•	a nil or nominal-cost option, exercisable by the award holder following vesting during a permitted exercise period (extending not later than the tenth anniversary of the date of award) (“Option”); or

•	an interest in BAT Shares which will be held on behalf of the award holder until vesting (“Forfeitable Share Award”). The award holder will not be entitled to call for or otherwise deal in the BAT Shares subject to a Forfeitable Share Award prior to vesting.

10.1.5	Individual limit

The maximum market value of the BAT Shares over which an employee may be granted awards under the LTIP in any financial year shall not exceed an amount equal to 500% of the employee’s gross annual basic salary as at the date of the award which ordinarily shall be such salary as at the first day of the financial year. The LTIP may, in addition, be used to facilitate “buy-out” awards granted on the recruitment of an eligible employee. For Executive Directors, award levels will always be in accordance with the Company’s Directors’ remuneration policy as approved by shareholders from time to time.

10.1.6	Performance conditions

The Remuneration Committee will determine the performance conditions which will apply to awards and which will be measured over a period (the “Performance Period”) of not less than three years. The Remuneration Committee may specify a shorter performance period where an award is granted in connection with the recruitment of an eligible employee. There is no provision for re-testing. In determining the extent to which the performance conditions are met, the Remuneration Committee may override the formulaic outcomes, either positively or negatively, to ensure a fair outcome for both participants and shareholders.

The Remuneration Committee may alter the performance conditions attaching to an award if events happen after the date of grant that cause the Remuneration Committee to consider that any element of the performance conditions is no longer a fair measure of the Company’s performance, provided that the revised target is not considered to be materially less challenging than was intended in setting the original conditions. Performance conditions for Executive Directors will be set in line with the

Company’s Directors’ remuneration policy, and will be set out in the annual report on directors’ remuneration.

10.1.7	Vesting

Awards will normally vest either:

•	on the third anniversary of the date of award; or

•	where the Remuneration Committee determines that an extended vesting period shall apply, on the fifth anniversary of the date of award.

The Remuneration Committee may specify a shorter vesting period only where an award is granted in connection with the recruitment of an eligible employee. Awards will vest to the extent that the relevant performance conditions have been met.

If the Remuneration Committee so determines, an award may be satisfied in whole or in part by a cash payment as an alternative to the issue or transfer of Shares.

10.1.8	Dividend equivalents

On vesting, the Remuneration Committee may determine that holders of conditional awards and options shall receive a cash payment equal to the dividends which would have been paid during the vesting period on the number of BAT Shares that vest. Holders of forfeitable share awards will, unless the Remuneration Committee determines otherwise, be entitled to receive any dividends paid in respect of BAT Shares subject to their forfeitable share awards (or if the Remuneration Committee determines that this will not be the case, a dividend equivalent may be made instead on vested BAT Shares).

10.1.9	Leavers

An award will normally lapse where the award holder ceases to hold office or employment with the BAT Group. Awards will not lapse where the cessation of office or employment with the Group is due to injury, disability, ill-health, redundancy, the transfer of the award holder’s employment in connection with a business sale, the company with which the award holder holds office or employment ceasing to be a member of the Group, or any other reason if the Remuneration Committee so determines (a ‘’Good Leaver”).

Where an award holder ceases employment for a Good Leaver reason before the normal vesting date of an award (being normally either the third or fifth anniversary of grant), the award will continue and vest on its normal vesting date, although the Remuneration Committee may determine that the award will instead vest on or at any time following the date of cessation. An award in the form of an option will be exercisable during a period of six months (or such other period as the Remuneration Committee may determine) from the date on which it vests.

Where an award holder ceases employment for a Good Leaver reason after the normal vesting date an award in the form of an option will be exercisable during a period of six months (or such other period as the Remuneration Committee may determine) from the day following the date of cessation. On the death of an award holder, an award shall immediately vest and will be exercisable for a period of 12 months.

10.1.10	Corporate actions

In the event of a change of control, awards will normally vest and options will be exercisable for a period of six months. In the event of the passing of a resolution for the voluntary winding-up of the Company, awards will vest and options will be exercisable for a period of two months. In the event of a demerger of a substantial part of the Group’s business, a special dividend or a similar event affecting the value of the BAT Shares to a material extent, awards may be adjusted as set out below or the Remuneration Committee may allow awards to vest, in which case options will be exercisable for a period of two months, or such other period as the Remuneration Committee may permit. Where the corporate action forms part of an internal re-organisation, unless the Remuneration Committee determines otherwise, an award shall not vest, and instead will be replaced with an award of equivalent value over shares in the new controlling company.

10.1.11	International transfers

If an award holder is transferred to work in another country and, as a result, the award holder or any Group Company may suffer a tax disadvantage or the award holder may become subject to restrictions on his ability to receive or deal in BAT Shares, or to exercise an option, the Remuneration Committee may determine that an award will vest and may be exercised prior to the date of such transfer.

10.1.12	Extent of vesting

Awards will only vest (including for leavers, international transfers or on a corporate action) to the extent that the relevant performance conditions have been met. Where an award vests prior to the end of the performance period, the Remuneration Committee will assess performance using such information as it determines to be appropriate.

Where, prior to the end of the performance period: an award holder ceases employment for a Good Leaver reason; an award vests by reason of an international transfer; or there is a corporate action, the number of BAT Shares in respect of which an award vests will, unless the Remuneration Committee determines otherwise, be pro-rated on the basis of the proportion of the performance period which has elapsed to the date of cessation, transfer, or the corporate action (as applicable), provided that, in the case of a leaver in the first six months of the performance period, the award shall instead lapse in full unless the Remuneration Committee determines otherwise.

10.1.13	Clawback

The Remuneration Committee may apply clawback under the LTIP at any time within the period of five years from the date on which an award was granted if it determines that there has been a material misrepresentation in relation to the performance of any Group Company, relevant business unit and/or the award holder which resulted in the number of BAT Shares in respect of which the award vested or became capable of vesting being more than it should have been. The Remuneration Committee may also apply a clawback if it determines that the award holder committed at any time prior to the vesting of the award, including prior to grant, an act or omission which the Remuneration Committee determines would justify, or would have justified, summary dismissal or termination of office or employment on the grounds of misconduct.

A clawback may be satisfied in a number of ways, including by reducing the amount of any future bonus, by reducing the vesting of any subsisting or future awards or options, by reducing the number of BAT Shares under any unexercised option and/or by either one or both of a requirement to make a cash payment or transfer of BAT Shares to the Company.

The clawback provisions will not apply following the occurrence of a takeover or similar corporate event.

10.1.14	British American Tobacco 2007 Long-Term Incentive Plan

An historic Long-Term Incentive Plan was previously operated by the Company on similar terms to those described above. There remain subsisting awards under this plan but no further awards will be granted.

10.2	British American Tobacco Deferred Annual Share Bonus Scheme (the “DSBS”)

10.2.1	Administration

Awards may be granted, and the DSBS will be administered, by the Board, or a duly authorised committee of the Board. Currently the DSBS is administered and awards granted by the Remuneration Committee (and this will always be the case in respect of awards for Executive Directors). Certain administrative functions have been delegated to the Employee Share Schemes Committee.

10.2.2	Eligibility

Awards may be granted to any of the employees of the Company or its subsidiaries, including the Executive Directors, who are to receive an annual cash bonus.

10.2.3	Executive Directors

Participation by the Executive Directors shall, unless and until approved otherwise by shareholders, be in accordance with the terms of the Company’s remuneration policy as approved by shareholders from time to time.

10.2.4	Form of Awards

Under the DSBS, awards are granted as a conditional right to receive BAT Shares which will be automatically transferred to the award holder following vesting.

10.2.5	Individual Limit

Up to 50% of an employee or Executive Director’s annual cash bonus may be delivered as an award under the DSBS. The maximum value of awards that may be granted under the DSBS is therefore calculated by reference to the annual cash bonus scheme. The maximum bonus payable under the annual cash bonus scheme in any financial year shall not exceed an amount equal to 250% of the employee’s gross annual basic salary as at the date of the bonus which ordinarily shall be such salary as at the last day of the performance period (i.e., the last day of the preceding financial year).

10.2.6	Vesting

Awards will normally vest on the third anniversary of the date of award. No performance conditions apply to awards once granted.

10.2.7	Dividend Equivalents

The Remuneration Committee may determine that holders of awards shall receive a cash payment equal to the dividends which would have been paid during the vesting period on the BAT Shares subject to their award.

10.2.8	Leavers

An award will normally lapse where the award holder ceases to hold office or employment with the Group prior to the third anniversary of grant. Awards will not lapse where the cessation of office or employment with the Group is due to death, injury, disability, redundancy, the transfer of the award holder’s employment in connection with a business sale, or the company with which the award holder holds office or employment ceasing to be a member of the Group or any other reason if the Remuneration Committee so determines (a “Good Leaver”). In such circumstances the Shares subject to the award are transferred as soon as reasonably practicable after cessation of employment.

10.2.9	Corporate Actions

In the event of a change of control, BAT Shares subject to an award are transferred as soon as reasonably practicable following the change of control.

10.2.10	Clawback

The Remuneration Committee may apply clawback under the DSBS at any time within the period of three years from the date on which an award was granted if it determines that there has been a material misrepresentation in relation to the performance of any Group Company, relevant business unit and/or the award holder which resulted in the annual bonus (in respect of which the award was granted) or the award which resulted in the annual bonus and/or the award being granted to a greater extent than it should have been.

The Remuneration Committee may also apply a clawback if it determines that the award holder committed at any time prior to the transfer of BAT Shares under the award, including prior to grant, an act or omission which the Remuneration Committee determines would justify, or would have justified, summary dismissal or termination of office or employment on the grounds of misconduct.

A clawback may be satisfied in a number of ways, including by reducing the amount of any future bonus, by reducing the vesting of any subsisting or future awards or options, by reducing the number of BAT Shares under any unexercised option and/or by either one or both of a requirement to make a cash payment or transfer of BAT Shares to the Company.

The clawback provisions will not apply following the occurrence of a takeover or similar corporate event.

10.3	British American Tobacco 2016 Sharesave Scheme (the “Sharesave Scheme”)

The Sharesave Scheme is a UK tax-advantaged all-employee save as you earn option plan governed by relevant statutory provisions. The Sharesave Scheme was approved by BAT Shareholders at the 2016 Annual General Meeting.

10.3.1	Administration

Options may be granted, and the Sharesave Scheme will be administered, by the Board, or a duly authorised committee of the Board (which may include the Employee Share Schemes Committee). The Remuneration Committee shall be responsible for the granting of options to Executive Directors and the Management Board.

10.3.2	Eligibility

The Sharesave Scheme will be open to all employees of the Company, including Executive Directors, and any of its subsidiaries which the Remuneration Committee selects for participation, who meet the eligibility criteria. All eligible employees who are chargeable to income tax as a UK resident must be invited to participate.

10.3.3	Savings arrangements

Employees who apply for an option must enter into HMRC approved savings arrangements. Under these arrangements, the employee will agree to make monthly savings contributions of a fixed amount within statutory limits (currently of up to a maximum of £500 per month). BAT Shares may only be acquired on the exercise of the option using the repayment of accrued savings under the savings arrangements. Such repayment may be taken as including any bonus (interest) payable, if any, under the savings arrangements if the Remuneration Committee so decides.

10.3.4	Exercise price

The price payable for each Share under option will be determined by the Remuneration Committee prior to the date of grant provided that it must not be less than 80% of the market value of a Share at that time.

10.3.5	Exercise of options

An option may not normally be exercised until the option holder has completed making contributions under his savings arrangements (which will be either three or five years from the date of entering into those savings arrangements) and then not more than six months thereafter. The Remuneration Committee will determine whether three- and/or five-year savings arrangements will be offered.

10.3.6	Leavers

Options will normally lapse where the option holder ceases to hold office or employment with the Group prior to the third anniversary of grant. Options will not lapse where the cessation of office or employment with the Group is due to death, injury, disability, redundancy, retirement, the transfer of the option holder’s employment in connection with a business sale, or the company with which the option holder holds office or employment ceasing to be a member of the Group (a “Good Leaver”).

Where the option holder ceases to hold office or employment with the Group on or after the third anniversary of grant, options will not lapse unless the reason for leaving is dismissal for gross misconduct, serious breach or non-observance of his contract of employment or failure or refusal to carry out the duties assigned to him thereunder.

Where an option holder ceases employment in circumstances where the option does not lapse, the option will be capable of exercise, for a period of six months (or 12 months in the case of death), only to the extent of accrued savings and interest, if any, to the date of exercise.

10.3.7	Corporate actions

Options may be exercised in the event of a change of control, a court sanctioning a compromise or arrangement of the Company, or a winding-up of the Company. In such circumstances, options may be exercised, for a period of up to six months following the change of control, to the extent of accrued savings and interest, if any, to the date of exercise.

In the event of a change of control of the Company, an acquiring company may offer replacement options over shares in the acquiring company, subject to complying with the statutory requirements.

10.3.8	British American Tobacco Sharesave Scheme

An historic Sharesave Scheme was previously operated by the Company on similar terms to those described above. There remain subsisting options under this Sharesave Scheme but no further options will be granted.

10.4	British American Tobacco Employee Share Ownership Plan (the “ESOP”)

The ESOP is a UK tax-advantaged share incentive plan governed by relevant statutory provisions. The ESOP was approved by BAT Shareholders at the 2000 Annual General Meeting.

10.4.1	Administration

The ESOP is administered by the Board, or a duly authorised committee of the Board (which may include the Employee Share Schemes Committee). BAT Shares acquired under the ESOP are held within a UK trust as required by the relevant legislation.

10.4.2	Eligibility

The ESOP is open to all employees of the Company, and any of its subsidiaries which the Board selects for participation, who meet the eligibility criteria. All eligible employees who are chargeable to income tax as a UK resident must be invited to participate. Other employees may be invited to participate.

10.4.3	Form of awards

The ESOP provides for awards to be made in one or more of the following ways:

•	an award of BAT Shares without payment from the employee (“Free Shares”) up to annual statutory limits (currently £3,600);

•	BAT Shares purchased by employees from deductions made from their pre-tax salary (“Partnership Shares”) up to annual statutory limits (currently £1,800, or 10% of an employee’s salary for the year if less); and

•	an award of BAT Shares without payment from the employee in proportion to the number of Partnership Shares acquired by that employee (“Matching Shares”), not to exceed statutory limits (currently two Matching Shares for each Partnership Share acquired).

The Company currently offers Free Shares under its Share Reward Scheme, and Partnership Shares under its Partnership Share Scheme. Matching Shares are not currently offered, but the Company reserves the right to offer Matching Shares in the future.

10.4.4	Performance Conditions

The Board may stipulate that the number of Free Shares to be awarded to participants on a particular grant date may be made by reference to performance allowances.

10.4.5	Accumulation Period

The Company may determine that an “accumulation period” of up to twelve months may apply in respect of Partnership Shares. If an accumulation period is operated, savings are made by the participant on a monthly basis during the accumulation period and Partnership Shares are purchased on behalf of that participant at the end of the accumulation period. The number of shares purchased on behalf of the participant at the end of the accumulation period will be calculated by reference to the lower of the market value of shares at the beginning or end of the accumulation period.

10.4.6	Dividend Shares

If dividends are declared in respect of any BAT Shares held in the ESOP trust, the Board may allow or require those dividends to be re-invested on behalf of the employee in the acquisition of further BAT Shares (“Dividend Shares”).

10.4.7	Holding period

Free Shares and Matching Shares awarded under the ESOP must be held in the ESOP trust for a holding period specified by the Board of between three and five years. The holding period will end if the participant ceases to be employed by the Company or an associated company. Dividend Shares must remain in the ESOP trust for a holding period of three years unless the participant ceases to be employed by the Company or an associated company.

10.4.8	Restrictions on shares, including forfeiture

BAT Shares in the ESOP may be subject to such other restrictions as may be imposed by the Board, including forfeiture restrictions, subject to the provisions of the applicable legislation.

10.4.9	Corporate actions

Participants in the ESOP will have the same rights in the event of a change of control of the Company as other shareholders. To the extent that shares in the acquiring company are received in consideration for ESOP Shares, subject to certain statutory requirements, such acquiring company shares may continue to be held in the ESOP trust and receive tax benefits. In other circumstances, BAT Shares will cease to be subject to the ESOP although restrictions, including forfeiture provisions, may apply. The Board may determine that any subsisting accumulation period may be terminated on a change of control of the Company.

10.4.10	Overseas plans

The Company has established similar plans to the ESOP for non-UK employees, including the British American Tobacco International Employee Share Ownership Plan (the “International ESOP”) and specific plans for employees in Germany, Belgium and the Netherlands. Each of these plans has been modified to take account of overseas tax, exchange control and securities laws.

10.5	Provisions common to more than one plan

10.5.1	Timing of grant of awards

Awards and options may, save in exceptional circumstances, only be granted and, in relation to the Sharesave Scheme, invitations for options made, within a period of 42 days from the dealing day following the date of announcement by the Company of its interim or final results (or as soon as practicable thereafter if the Company is restricted from being able to grant awards or options, or make invitations, during such period). The Sharesave Scheme invitations may also be made following the publication of a new prospectus in relation to certified save-as-you-earn savings arrangements.

Awards and options under the LTIP and Sharesave Scheme may not be granted more than 10 years after the date of their approval by shareholders.

10.5.2	Non-transferable and non-pensionable

Awards and options are non-transferable, save to personal representatives following death, and do not form part of pensionable earnings.

10.5.3	Plan limits

BAT Shares may be newly issued, transferred from treasury or market purchased to satisfy awards and options granted under the LTIP, Sharesave Scheme and ESOP. Awards under the DSBS may only be satisfied using market purchased BAT Shares.

The number of BAT Shares subject to outstanding awards or options under the LTIP, Sharesave Scheme and ESOP granted within the previous 10 years and when added to the number of BAT Shares issued for the purpose of awards and options granted within the previous 10 years shall not exceed 10% of the Company’s ordinary share capital in issue immediately prior to the proposed date of grant under all employees’ share schemes adopted by the Company.

The number of BAT Shares subject to outstanding awards or options granted under the LTIP within the previous 10 years when added to the number of BAT Shares issued for the purpose of awards and options granted within the previous 10 years shall not exceed 5% of the Company’s ordinary share capital in issue immediately prior to the proposed date of grant under all discretionary employees’ share schemes adopted by the Company.

These limits do not include rights to BAT Shares which have been released, lapsed or otherwise become incapable of exercise or vesting.

BAT Treasury shares will count as new issue shares for the purpose of these limits for so long as institutional investor bodies consider that they should be so counted.

10.5.4	Variation of share capital

The number of BAT Shares subject to awards and options granted under the LTIP, DSBS and Sharesave Scheme may be adjusted, in such manner as the Board or a duly authorised Committee of the Board may determine, following any variation of share capital of the Company or, in the case of the LTIP, a demerger of a substantial part of the Group’s business, a special dividend or a similar event affecting the value of BAT Shares to a material extent.

10.5.5	Alterations

The Board or a duly authorised committee of the Board may amend the rules of the share plans as it considers appropriate, subject to any relevant legislation, provided that no modification may be made to the LTIP, Sharesave Scheme or ESOP which confers any additional advantage on award or option holders relating to eligibility, plan limits, the basis of individual entitlement, the price payable for the acquisition of BAT Shares and the provisions for the adjustment of awards and options without prior shareholder approval, except in relation to performance conditions or for amendments which are minor amendments to benefit the administration of the share plans, to take account of a change in legislation, or to obtain or maintain favourable tax, exchange control or regulatory treatment for award or option holders or the Company (or other Group companies).

10.5.6	Overseas plans

Each of the LTIP and Sharesave Scheme contains provisions which permit the Board or a duly authorised Committee of the Board to establish further plans for the benefit of overseas employees based on the relevant share plan but modified as necessary or desirable to take account of overseas tax, exchange control or securities laws. Any new BAT Shares issued under such plans would count towards the individual and overall plan limits outlined above.

10.6	Employee Benefit Trusts

The Company may use its existing discretionary employee benefit trusts: the British American Tobacco Group Employee Trust; the Imperial Tobacco Canada Employee Trust; and the British American Tobacco South Africa Trust, (the “EBTs”), or may establish further employee trusts, to operate in conjunction with the employee share plans and otherwise to benefit employees and former employees of the Company and its subsidiaries. The ESOP operates in conjunction with a dedicated UK employee benefit trust and the International ESOP (and associated arrangements for Belgium, The Netherlands and Germany) also operates with a dedicated employee benefit trust.

The Company and its subsidiaries may fund the EBTs by loan or gift to acquire BAT Shares by market purchase, by subscription or from treasury. Any BAT Shares issued to the EBTs (where the relevant trust does not acquire BAT Shares by market purchase) will be treated as counting against the plan limits contained in the rules of the employee share plans (where relevant).

An EBT will not, without prior shareholder approval, be able to make an acquisition of BAT Shares where it (together with the other EBTs) would then hold more than 5% of the Company’s issued share capital from time to time.

10.7	Share-based awards granted by RAI

Pursuant to the Merger Agreement certain awards granted by RAI over RAI Shares are to be assumed by the Company with effect from Completion with such awards being converted into awards over BAT ADSs at a ratio determined in accordance with the Merger Agreement.

10.7.1	RAI Omnibus Incentive Plan

RAI performance shares granted in 2017 under the RAI Amended and Restated Omnibus Incentive Plan will, from Completion, be assumed by the Company and remain outstanding in respect of a target number of BAT ADSs. The 2017 performance share awards will be capable of vesting following the end of a three-year performance period, ending 31 December 2019. The number of BAT ADSs in respect of which such awards will vest will be determined by reference to the average of the scores (on a scale of 0% to 200%) of the annual incentive award programme operated by RAI (or the Company following Completion) for each financial year within the performance period, but capped at 150% of the target number of BAT ADSs subject to the awards. The level of vesting is also subject to any other limits or conditions as imposed by RAI at the time of grant. Participants will also be paid a dividend equivalent payment in cash in respect of awards which vest.

In the event that a participant’s employment is terminated on or in the two-year period following Completion as a result of the participant’s death or permanent disability or due to an involuntary termination where the participant is eligible for and accepts severance benefits, an award will immediately vest based on the greater of: (i) target performance; and (ii) the average of actual performance for each financial year completed prior to Completion and target performance for each other financial year in the performance period. In the event of a participant’s death or permanent disability, in each case, following the second anniversary of Completion, an award will immediately vest on a pro-rata basis and on the basis of target performance. In the event of a participant’s retirement or involuntary termination where the participant is eligible for and accepts severance benefits, in each case, following the second anniversary of Completion, an award will remain capable of vesting on a pro-rata basis on the normal vesting date and subject to the normal performance criteria. In the event of a participant ceasing employment with the RAI Group prior to the normal vesting date for any other reason, an award will lapse.

The above treatment has been modified in respect of the 2017 performance share awards held by certain key employees (including certain executive officers) of RAI, such that the above treatment relating to involuntary termination shall apply in the event of any termination of employment other than for cause on or following Completion. In the event that such participant’s employment is terminated for cause prior to the normal vesting date, an award will lapse.

10.7.2	Retention Restricted Stock Units

Certain RAI awards of restricted stock units (the “Retention RSUs”) will, from Completion, be assumed by the Company and remain outstanding in respect of a target number of BAT ADSs, which will vest on a specified normal vesting date subject to the participant remaining in employment with the RAI Group. Participants will also be paid a dividend equivalent payment in cash in respect of Retention RSUs which vest.

In the event that a participant’s employment is terminated on or following Completion for any reason other than for cause, a Retention RSU will immediately vest in full. In the event that a participant’s employment is terminated for cause prior to the normal vesting date, a Retention RSU will lapse.

11.	Pensions

The BAT Group operates a number of retirement benefit arrangements for the benefit of officers and employees of the BAT Group. These arrangements include both defined benefit and defined contribution pension schemes.

The aggregate amount set aside by the BAT Group to provide pension, retirement or similar benefits in relation to the Directors and Senior Managers in the Company’s last financial year, which ended 31 December 2016, was £3 million.

12.	Significant shareholders

As at the Latest Practicable Date, insofar as has been notified to the Company or RAI, the name of each person who, directly or indirectly, is interested in 3% or more of the BAT Shares, and the amount of such person’s interest, is as follows:

	Interests as at the Latest Practicable Date		Expected interest immediately following Admission[1]
Shareholder	No.	% of total issued[2]	No.	% of issued[2]

Blackrock Inc.	132,891,526	7.13	157,196,785	6.83

Reinet Investments S.C.A	76,518,264	4.10	76,518,264	3.33

The Capital Group Companies Inc.	94,321,111	5.06	125,078,590	5.44

1	Assuming that 435,556,670 New BAT Shares are issued in connection with the Proposed Acquisition and that there are no other changes to the holdings of the above BAT Shareholders or to the share capital of BAT or RAI

2	Excluding BAT Treasury Shares

Save as disclosed above, the Directors are not aware of any interest which will represent an interest in BAT’s share capital or voting rights which is notifiable under the Disclosure Guidance and Transparency Rules following the Proposed Acquisition becoming effective and Admission of the New BAT Shares occurring.

So far as BAT, is aware, on the Proposed Acquisition becoming effective, no person or persons, directly or indirectly, jointly or severally, will exercise or could exercise control over BAT.

There are no differences between the voting rights enjoyed by BAT Shareholders described in paragraph 12 above and those enjoyed by any other holder of BAT Shares.

13.	Mandatory bids and compulsory acquisition

The City Code on Takeovers and Mergers (the “City Code”) is issued and administered by the UK Panel on Takeovers and Mergers (the “Panel”). The Company is subject to the City Code and therefore BAT Shareholders are entitled to the protection afforded by the City Code.

13.1	Mandatory bids

Under Rule 9 of the City Code (i) when a person acquires an interest in shares which (taken together with the shares in which he or she and persons acting in concert with him or her are interested) carry 30% or more of the voting rights of a company subject to the City Code; or (ii) where a person, together with persons acting in concert with him or her is interested in shares which in the aggregate carry not less than 30% of the voting rights of a company, but does not hold shares carrying more than 50% of the voting rights of the company subject to the City Code, and such person, or any persons acting in concert with him or her, acquires an interest in any other shares which increases the percentage of the shares carrying voting rights in which he or she is interested, then in either case, that person together with the person acting in concert with him or her, is normally required to extend offers in cash, at the highest price paid by him or her (or any persons acting in concert with him or her) for shares in the company within the preceding 12 months, to the holders of any class of equity share capital of that company whether voting or non-voting and also to the holders of any other transferable securities carrying voting rights.

13.2	Squeeze-out

Under the Companies Act 2006, if a “takeover offer” (as defined in section 974 of the Companies Act 2006) is made for a company’s shares and the offeror were to acquire or unconditionally contract to acquire, not less than 90% in value of the shares to which the offer relates and not less than 90% of the voting rights attached to those shares, within three months of the last day on which its offer can be accepted, it could acquire compulsorily the remaining 10%. It would do so by sending a notice to outstanding shareholders telling them that it will acquire compulsorily their shares to which the offer relates and then, six weeks later, it would execute a transfer of the outstanding shares under the takeover offer in its favour and pay the consideration to the company, which would hold the consideration on trust for outstanding shareholders. The consideration offered to the shareholders whose shares are acquired compulsorily under the Companies Act 2006 must, in general, be the same as the consideration that was available under the takeover offer.

13.3	Sell-out

The Companies Act 2006 also gives minority shareholders a right to be bought out in certain circumstances by an offeror who has made a takeover offer. If a takeover offer related to all the shares and at any time before the end of the period within which the offer could be accepted the offeror held or had agreed to acquire not less than 90% of the shares to which the offer relates, any holder of shares to which the offer related who had not accepted the offer could by a written communication to the offeror require it to acquire those shares. The offeror is required to give any shareholder notice of his right to be bought out within one month of that right arising. The offeror may impose a time limit on the rights of the minority shareholders to be bought out, but that period cannot end less than three months after the end of the acceptance period. If a shareholder exercises his or her rights, the offeror is bound to acquire those shares, on the terms of the offer or on such other terms as may be agreed.

14.	Working capital

The Company is of the opinion that, taking into account the Available Facilities, the BAT Group has sufficient working capital for its present requirements, that is, for at least the next 12 months from the date of the publication of this Prospectus.

15.	No significant change

There has been no significant change in the financial or trading position of the BAT Group since 31 December 2016, being the date to which the last audited financial information has been published.

There has been no significant change in the financial or trading position of the RAI Group since 31 March 2017, being the date to which the last unaudited financial information has been published.

16.	Related party transactions

Save as disclosed in (i) note 27 to the BAT financial statements for the year ended 31 December 2016; (ii) note 29 to the BAT financial statements for the year ended 31 December 2015; and (iii) note 29 to the BAT financial statements for the year ended 31 December 2014, each of which has been incorporated by reference into this Prospectus, the Company entered into no transactions with related parties during the years ended 31 December 2016, 2015 and 2014.

Since 31 December 2016, there has been no related party transactions entered into by the Company, save that in January 2016 the BAT Group agreed to terminate a manufacturing agreement with R. J. Reynolds Tobacco Company in relation to the production of cigarettes sold in Japan. In connection with this termination, the BAT Group made a final settlement payment of $82.2 million, and purchased associated leaf inventories of $75 million in March and April 2017. The full value of the settlement payment of $90 million was recognised in the 2016 Annual Report as required by IFRS.

17.	Material contracts

17.1	BAT material contracts

The following is a summary of each material contract, other than contracts entered into in the ordinary course of business, to which the Company or any member of the BAT Group is a party, for the two years immediately preceding the date of publication of this Prospectus and a summary of any other contract (not being a contract entered into in the ordinary course of business) entered into by any member of the BAT Group which contains any provision under which any member of the BAT Group has any obligation or entitlement which is material to the BAT Group as at the date of this Prospectus:

17.1.1	Merger Agreement

Pursuant to the terms of the Merger Agreement, on Completion, each RAI Share (other than any RAI Shares owned by the BAT Group or by RAI Shareholders who have properly asserted and not lost or effectively withdrawn appraisal rights) automatically will be converted into the right to receive the Merger Consideration. No fractional New BAT ADS will be issued as Merger Consideration, and RAI Shareholders will receive cash in lieu of any fractional New BAT ADS (based on the net cash proceeds from the sale by the Exchange Agent of the aggregated New BAT ADSs). The Series B Preferred Stock of RAI, held by a wholly owned subsidiary of RAI, will remain outstanding.

Each of RAI’s currently outstanding equity-based compensation awards will generally be converted on Completion into the right to receive the Merger Consideration for each RAI Share subject to such equity-based compensation award. The Retention RSUs, which are currently outstanding, and any equity-based compensation awards that are granted following entry into the Merger Agreement, will be converted into BAT equity awards on terms and conditions that are designed to preserve the value of the applicable equity-based compensation award.

BAT and RAI shall not be obliged to complete the Proposed Acquisition if any of the Conditions have not been met or have not been waived, if applicable. These include:

•	Antitrust approvals:

○	expiration or termination of the applicable waiting period (or extension thereof) under the HSR Act; and

○	the earlier of the expiration of the waiting period required by Japanese merger control regulations and the receipt of clearance from the Japan Fair Trade Commission.

•	BAT Shareholder approvals:

○	the approval of the Merger Agreement, and other transactions contemplated by the Merger Agreement and for the Directors to allot and issue the New BAT Shares at the BAT General Meeting.

•	RAI Shareholder approvals:

○	approval of the Merger Agreement by the holders of a majority of the outstanding shares of RAI capital stock entitled to vote at the RAI Special Meeting (the holder of Series B preferred stock of RAI (which is a wholly owned subsidiary of RAI), is not entitled to vote in respect of this stock); and

○	approval of the Merger Agreement by the holders of a majority of the outstanding RAI Shares entitled to vote and present (in person or by proxy) and voting at the RAI Special Meeting that are not owned, directly or indirectly, by the BAT Group or any of RAI’s subsidiaries.

•	Admission of New BAT Shares to listing on the LSE and New BAT ADSs on the NYSE:

○	approval for admission of the New BAT Shares to the premium listing segment of the Official List of the UKLA and to trading on the main market for listed securities of the LSE subject only to the issue of such New BAT Shares upon Completion; and

○	approval for listing on the NYSE of the New BAT ADSs issuable to RAI Shareholders as the share portion of the Merger Consideration (subject to official notice of issuance).

•	Registration statements declared effective by the SEC:

○	declaration by the SEC of the effectiveness of the registration statements filed on Form F-4 and Form F-6 relating to the New BAT Shares and New BAT ADSs to be issued as the share portion of the Merger Consideration (and the absence of any stop order suspending the effectiveness of such registration statements or any proceedings seeking such a stop order).

•	Other conditions:

○	the filing of this Prospectus and the Circular with the UKLA, the approval of this Prospectus and the Circular by the UKLA and the mailing of the Circular and the publishing of this Prospectus, in each case, in accordance with applicable rules and regulations;

○	absence of any temporary restraining order, preliminary or permanent injunction or other judgment or law entered, enacted, promulgated, enforced or issued by any court or other governmental entity that prevents, makes illegal or prohibits the Completion or the issuance of the New BAT Shares;

○	accuracy of the representations and warranties made in the Merger Agreement by the other party, subject to certain exceptions based on a material adverse change standard; and

○	performance in all material respects by the other party of the obligations required under the Merger Agreement to be performed by it at or prior to Completion.

Pursuant to the requirements of the HSR Act, BAT and RAI filed Notification and Report Forms with respect to the Proposed Acquisition with the FTC and DOJ on 6 February 2017 and requested early termination of the HSR Act waiting period. The applicable HSR Act waiting period for the Proposed Acquisition expired on 8 March 2017.

On 23 March 2017, BAT and RAI filed notifications for the Proposed Acquisition with the Japan Fair Trade Commission. Approval from the Japan Fair Trade Commission was received on 4 April 2017. As a result of the foregoing, the Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied.

BAT’s obligation to complete the Proposed Acquisition is further conditional upon the absence of any legal restraint issued by a governmental entity under any antitrust laws that would, directly or indirectly, result in (1) any prohibition or limitation on the ownership or operation by RAI, BAT or their respective subsidiaries of any portion of the business, properties or assets of RAI, BAT or their respective subsidiaries, (2) RAI, BAT or their respective subsidiaries being compelled to dispose of or hold separate any portion of the business, properties or assets of RAI, BAT or any of their respective subsidiaries, (3) any prohibition or limitation on the ability of BAT to acquire or hold, or exercise full right of ownership of, any shares of the capital stock of the RAI Group, including the right to vote such shares, or (4) any prohibition or limitation on BAT effectively controlling the business or operations of the RAI Group.

Each of RAI and BAT has agreed not to solicit proposals, engage in discussions or furnish non-public information relating to certain alternative transactions. Notwithstanding these “no-shop” restrictions, subject to the terms of the Merger Agreement, each of the board of directors of RAI and BAT (including the RAI Transaction Committee, in the case of RAI) has the right, prior to obtaining its applicable shareholder approvals and subject to providing notice to the other party and engaging in negotiations with the other party, to change its recommendation in connection with an alternative proposal that is reasonably expected to be superior to the transactions contemplated by the Merger Agreement or if the failure to make a change of recommendation would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement contains customary representations, warranties and covenants made by each of BAT, BATUS and Merger Sub and RAI. The Merger Agreement requires BAT to call and hold a shareholders’ meeting and, subject to the ability of the Directors to change their recommendation as described above, requires the Board to recommend without qualification that BAT Shareholders approve the Resolution. The Merger Agreement also requires RAI to call and hold a special shareholders meeting and, subject to the ability of the board of directors of RAI or the RAI Transaction Committee to change its recommendation as described above, requires RAI’s board of directors and RAI Transaction Committee to recommend that RAI’s Shareholders approve the Merger Agreement.

Unless a party terminates the Merger Agreement in connection with a change in the recommendation of the other party’s board of directors (or the RAI Transaction Committee, in the case of RAI), such other party remains obligated to call and hold its shareholders’ meeting and does not have the right to terminate the Merger Agreement. Pursuant to the terms of the Merger Agreement, even if the Board effects a change in recommendation with respect to the transactions contemplated by the Merger Agreement, BAT and its subsidiaries are required to vote in favour of the Proposed Acquisition, in respect of their shareholdings in RAI.

In addition, pursuant to the Merger Agreement, BAT will take all actions necessary to cause three directors serving on RAI’s board of directors (other than the directors designated for nomination by B&W, a subsidiary of BAT) immediately prior to Completion to be appointed to the Board upon Completion. Such directors will be selected by BAT prior to Completion after consultation with the RAI Transaction Committee.

The Merger Agreement contains customary termination rights for each of RAI and BAT, including the right of each party to terminate the Merger Agreement if the Proposed Acquisition has not been completed on or before the End Date, subject to an extension of five business days if, on the initial End Date, BAT has not consummated all or any portion of the financing required to complete the Proposed Acquisition and the transactions contemplated by the Merger Agreement (the “Financing”). However, BAT’s consummation of the Financing is not a condition to the Completion.

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, BAT will be entitled to receive a termination fee of $1 billion from RAI in the event that:

•	the RAI board of directors or any committee thereof changes its recommendation to RAI shareholders and either (1) the Merger Agreement is terminated because the RAI shareholders fail to approve the Merger Agreement at the RAI Special Meeting or no shareholders’ meeting is held prior to the End Date; or (2) BAT terminates the Merger Agreement as a result of such change in recommendation; or

•	(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained and no legal restraint preventing the Completion is in effect), the RAI shareholders failed to approve the Merger Agreement at the RAI Special Meeting or RAI breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Company Takeover Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the capital stock or assets of RAI was made or made known to RAI or its shareholders; and (3) within 12 months after such termination, RAI or any of its subsidiaries enters into a definitive agreement with respect to, or completes, such Company Takeover Proposal.

Pursuant to the Merger Agreement, if the Merger Agreement is terminated, RAI will be entitled to receive a termination fee of $1 billion from BAT in the event that:

•	the Board or any committee thereof changes its recommendation and either (1) the Merger Agreement is terminated because BAT Shareholders fail to approve the Resolution or no shareholders’ meeting is held prior to the End Date or (2) RAI terminates the Merger Agreement as a result of such change in recommendation; or

•

(1) the Merger Agreement is terminated (or in certain circumstances could have been terminated) because the Proposed Acquisition has not occurred by the End Date (and at such time all antitrust approvals have been obtained, no legal restraint preventing the Completion is in effect and no antitrust restriction (as defined in the Merger Agreement) is in effect), the BAT Shareholders failed to approve the Resolution at the shareholders’ meeting or BAT breached its obligations under the Merger Agreement, (2) prior to such termination, shareholder vote or breach, as applicable, and after the date of the Merger Agreement, a Parent Alternative Proposal (as defined in the Merger Agreement) that contemplates acquiring a majority of the shares in, or the assets of, BAT is publicly proposed or announced and (3) within 12 months after such termination, BAT enters into a definitive agreement with respect to, or completes, such Parent Alternative Proposal.

In addition, the Merger Agreement provides that RAI will be entitled to receive a termination fee of $500 million from BAT in the event that the Merger Agreement is terminated because the Proposed Acquisition has not occurred by the End Date and at the time of termination (1) all antitrust approvals that are Conditions have not been obtained, a legal restraint attributable to an antitrust law is in effect that prevents Completion or an antitrust restriction (as defined in the Merger Agreement) is in effect and (2) all other Conditions have been satisfied (or, in the case of any condition that is by its nature is to be satisfied at Completion, would be satisfied if Completion were to occur on the date of such termination. The Conditions related to antitrust approvals required as part of the closing conditions to the Proposed Acquisition have been satisfied. BAT must also pay a termination fee of $500 million to RAI if the Merger Agreement is terminated because a legal restraint attributable to antitrust law that prevents Completion has become final and non-appealable. BAT will not be required to pay the termination fees described in this paragraph if RAI has not complied with its obligation to use reasonable best efforts to complete the Proposed Acquisition as promptly as practicable.

17.1.2	Sponsors’ Agreement

The Company and the Joint Sponsors entered into the Sponsors’ Agreement on 14 June 2017, pursuant to which the Joint Sponsors agreed to act as joint sponsors to the Company in connection with the applications for Admission and the publication of the Circular and this Prospectus for the purposes of the Proposed Acquisition and Admission. Under the terms of the Sponsor Agreement, the Company has agreed to provide the Joint Sponsors with certain customary indemnities, undertakings, representations and warranties. The indemnities provided by the Company indemnify the Joint Sponsors against, inter alia, claims made against it or losses incurred by it, subject to certain exceptions. In addition, the Sponsors’ Agreement provides the Joint Sponsors with the right to terminate the Sponsors’ Agreement in certain specified circumstances typical for a sponsor agreement of this nature, in which case the Sponsors’ Agreement will lapse.

17.1.3	Formation Agreement

In July 2004, the US assets, liabilities and operations of the Company’s wholly owned subsidiary, B&W, then known as B&W Tobacco, were combined with RJR Tobacco Company, a North Carolina corporation and wholly owned subsidiary of RAI. RAI previously was formed as a new holding Company for these combined businesses. As a result of the B&W Business Combination, BAT became the beneficial owner of approximately 42% of outstanding RAI Shares.

In connection with the B&W Business Combination, RJR Tobacco Company undertook certain indemnification obligations with respect to B&W and its affiliates in respect of certain litigation liabilities arising out of the US cigarette and tobacco business of B&W. As a result of this indemnity, RJR Tobacco Company has assumed the defense of pending B&W-specific tobacco-related litigation, has paid the judgments and costs related to certain pre-B&W Business Combination tobacco-related litigation of B&W, and has posted bonds on behalf of B&W, where necessary, in connection with cases decided since the B&W Business Combination. Any indemnification obligation B&W or RJR Tobacco Company have to the other would rank equally in right of payment with all of such party’s existing and future senior unsecured debt. The indemnification obligations under the formation agreement are perpetual and will not be affected by the Proposed Acquisition.

17.1.4	Governance Agreement

In connection with the B&W Business Combination, RAI, B&W and the Company entered into the Governance Agreement, which sets out the parties’ agreement regarding various aspects of the governance of RAI and its relationship with BAT and its affiliates, including the nomination and election of RAI’s directors. RAI, B&W and the Company are currently subject to the provisions of the Governance Agreement. Under the Governance Agreement, B&W is entitled to designate for nomination to the RAI board of directors five individuals (at least three of whom are required to be independent directors and two of whom may be executive officers of the BAT Group), and the approvals of the majority of those individuals is required before certain actions may be taken. In addition, the approval of B&W, as a holder of RAI Shares, is required in connection with, among other things, certain dispositions of intellectual property of certain RAI subsidiaries relating to certain B&W international brands and adoption of certain takeover defences. A majority of the independent directors of RAI (as at October 2016) other than directors designated for nomination by B&W are required to approve any material contract or transaction between or involving the RAI Group and the BAT Group (including the Proposed Acquisition and the other transactions contemplated by the Merger Agreement). The Governance Agreement also contains certain restrictions on the ability of the BAT Group to sell or transfer RAI Shares. The Governance Agreement will terminate automatically and in its entirety if B&W’s ownership interest in RAI increases to 100%, or falls below 15%, or if a third party or group beneficially owns or controls more than 50% of the voting power of all of RAI’s voting stock. Completion will terminate the Governance Agreement.

In November 2011, RAI, BAT and B&W entered into Amendment No. 3 to the Governance Agreement pursuant to which, among other things, RAI agreed that if RAI issued RAI Shares or any other RAI equity securities to certain designated persons, including its directors, executive officers or employees (such as upon the vesting of performance shares or restricted stock units), then RAI would repurchase a number of RAI Shares equal to the number of RAI Shares issued so that the number of outstanding RAI Shares is not increased, and the beneficial ownership interest of the BAT Group is not decreased, by such issuance after taking into account the repurchases.

17.1.5	Share Repurchase Agreement

On 25 July 2016, the RAI board of directors, including the RAI directors designated for nomination by B&W, authorised RAI to repurchase up to $2 billion of outstanding RAI shares by 31 December 2018 (the “Share Repurchase Programme”). In connection with the authorisation of this Share Repurchase Programme, on 25 July 2016, B&W, Louisville and RAI entered into a share repurchase agreement, which provides for the participation by B&W and Louisville in the Share Repurchase Programme.

Subject to the terms of the share repurchase agreement, the BAT Group will participate in the Share Repurchase Programme (except to the extent the purchases under the Share Repurchase Programme are “excluded compensation buybacks,” as such term is defined in the share repurchase agreement) on a basis approximately proportionate with the BAT Group’s percentage ownership of RAI, and in a manner designed to qualify Louisville’s sales of RAI Shares pursuant to the Share Repurchase Programme for the “intended tax treatment,” as such term is defined in the share repurchase agreement.

RAI has agreed, in certain circumstances, to indemnify members of the BAT Group from and against any loss or liability arising from or relating to their failure to obtain the intended tax treatment resulting from the inaccuracy in any respect of any information provided to the BAT Group by RAI in certain periodic certificates delivered to the BAT Group under the share repurchase agreement. Louisville has also agreed, in certain circumstances, to indemnify RAI from and against any loss or liability arising from or relating to its failure to withhold the required amount on any proceeds paid to a member of the BAT Group from sales of RAI Shares under the share repurchase agreement.

Subject to certain early termination rights of Louisville or RAI as provided in the share repurchase agreement, the share repurchase agreement will terminate on the earlier of 31 December 2018, and the expenditure of $2.0 billion pursuant to the Share Repurchase Programme.

In February 2017, RAI and BAT entered into a letter agreement pursuant to which BAT waived the requirement that the RAI share repurchases required to be made by RAI pursuant to Amendment No. 3 to the Governance Agreement be made within the time period set forth in that amendment, and permitted RAI to make the repurchases in a manner that qualifies for the affirmative defence and safe harbour provided by Rules 10b5-1 and 10b-18 under the Exchange Act, respectively. Pursuant to this letter agreement, BAT also waived compliance with the general prohibition on repurchases contained in the Merger Agreement to permit RAI to make these repurchases.

17.1.6	Acquisition Facility

On 16 January 2017, BAT as guarantor and B.A.T. International Finance p.l.c. (“BATIF”) and B.A.T Capital Corporation (“BATCAP”) (each a wholly-owned subsidiary of BAT) as original borrowers entered into a $25,000,000,000 term loan facilities agreement with HSBC Bank plc as agent, HSBC Bank USA, National Association as US agent and a number of other financial institutions as arrangers and original banks, the Acquisition Facility.

The Acquisition Facility comprises the following four credit facilities:

(i)	a $15,000,000,000 bridge facility (“Facility A”) which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 12 months (or, if both extension options are exercised, 24 months) after the earlier of (1) the date of Completion and (2) the business day falling six months after 16 January 2017 (the earlier of (1) and (2) being the Start Date);

(ii)	a $5,000,000,000 bridge facility (“Facility B”) which, subject to two six-month extension options exercisable at BAT’s discretion, matures on the date falling 24 months (or, if both extension options are exercised, 36 months) after the Start Date;

(iii)	a $2,500,000,000 term loan (“Facility C”) which matures on the date falling 36 months after the Start Date; and

(iv)	a $2,500,000,000 term loan (“Facility D”) which matures on the date falling 60 months after 16 January 2017.

The Acquisition Facility is to be applied for the following purposes: (i) financing, directly or indirectly, the acquisition of all shares in RAI which are not already held by a member of the BAT Group and payment of related taxes, fees, costs and expenses; and (ii) re-financing the existing borrowings of the RAI Group under the Credit Agreement.

The Acquisition Facility is available for drawing in US dollars, sterling, euro or other currencies (subject to certain conditions) on any business day during the period from and including 16 January 2017 to and including the earlier of the (i) the date falling one month after Completion; and (ii) 31 March 2018, provided that customary conditions precedent are satisfied.

Based on BAT’s current rating, the interest rate of the Acquisition Facility is equal to LIBOR (or in the case of euro-denominated borrowings, EURIBOR) plus the applicable margin as follows: (i) Facility A: between 0.3625% and 1.5625% per annum based on the applicable borrowing period; (ii) Facility B: between 0.4125% and 2.2125% per annum based on the applicable borrowing period; (iii) Facility C: 0.70% per annum; and (iv) Facility D: 0.80% per annum. These rates are subject to adjustments in accordance with the terms of the Acquisition Facility based on the applicable credit rating assigned to BAT and whether or not there is an event of default outstanding.

The Acquisition Facility may be prepaid without premium or penalty but subject to breakage costs (if applicable). The amount available under Facility A and Facility B is subject to reduction in accordance with the terms of the Acquisition Facility, including but not limited to reduction upon the contemplated issuance of debt securities subject to certain exceptions.

Certain fees have been paid and are payable to the finance parties in connection with the Acquisition Facility, including an up-front fee, a duration fee and a commitment fee accruing daily of between 5% and 30% of the applicable margin based on the applicable borrowing period.

The Acquisition Facility contains customary representations, covenants, indemnities and events of default with appropriate carve-outs and materiality thresholds, where relevant, including an undertaking to procure that for each Ratio Period the ratio of EBITDA to Interest Payable shall not be less than 4.5:1 (each term as defined in the Acquisition Facility).

Under the Acquisition Facility, provided certain key conditions precedent have been satisfied (including, inter alia, confirmation from BAT of the receipt of the requisite approvals by BAT Shareholders and RAI Shareholders to complete the Proposed Acquisition), banks are obliged to participate in advances during the availability period unless there is a Major Default or breach of a Major Representation (each as defined in the Acquisition Facility and including non-payment, breach of the negative pledge or disposals restrictions, insolvency of an obligor and certain other key defaults).

The Acquisition Facility is guaranteed on an unsecured basis by BAT and is governed by the laws of England and Wales.

17.1.7	2017 Revolving Credit Facility

On 20 January 2017, BAT as guarantor and BAT, BATIF, BATHTN, BATNF and BATCAP (each a wholly-owned subsidiary of BAT), as original borrowers entered into a £5,680,000,000 revolving credit facilities agreement with HSBC Bank plc as agent and euro swingline agent, HSBC Bank USA, National Association as USD swingline agent, (the “USD Swingline Agent”) and US agent and certain banks and financial institutions as banks and arrangers (the “2017 RCF”).

The 2017 RCF is a forward starting facility and, subject to certain conditions precedent, the revolving facilities are available for drawing in sterling, US dollars, euro or other currencies (subject to certain conditions), and the swingline facilities are available for drawing in US dollars or euro (as applicable), on any business day on and from the date of Completion, before the applicable final maturity date, or if applicable under RCF Facility A, the Term Out Date (as defined below). Applicable conditions precedent include: (i) evidence that BAT’s £3,000,000,000 revolving credit facility entered into on 29 May 2014 has been cancelled and (if applicable) repaid or prepaid in full; and (ii) confirmation from BAT of the receipt of the requisite approvals by BAT Shareholders and RAI Shareholders to complete the Proposed Acquisition with RAI.

The 2017 RCF comprises the following facilities:

•	a £2,840,000,000 multi-currency revolving credit facility (“RCF Facility A”) with a $785,714,285 USD swingline sub-facility and a €473,300,000 euro swingline sub-facility each maturing on the date falling 364 days after the date of Completion and incorporating:

○	an option to extend the final maturity date of RCF Facility A by 365 days (with each bank having the right to accept or decline an extension request in respect of its commitments);

○	an option to term out RCF Facility A (at BAT’s option) by converting any outstanding revolving facility advances into term advances on the applicable final maturity date (the “Term Out Date”) and extending the final maturity date of RCF Facility A to either the second anniversary of the date of Completion or, if the applicable final maturity date has already been extended pursuant to the extension option, the third anniversary of the date of Completion; and

•	a £2,840,000,000 multi-currency revolving facility (“RCF Facility B”) with a $1,571,428,571 USD swingline sub-facility and a €946,600,000 euro swingline sub-facility, each maturing on 29 May 2021. RCF Facility B effectively replaces BAT’s 2014 RCF.

The 2017 RCF also contains an accordion feature, allowing BAT to bring one additional bank into the facility by delivering a request on or prior to the date falling six months after the date of Completion.

Revolving facility advances are to be applied in or towards the general corporate purposes of the BAT Group. Each swingline advance is to be applied in or towards refinancing short-term borrowings of the BAT Group and providing support for the BAT Group’s euro (under all swingline facilities) and US (under the USD swingline facilities) commercial paper programmes. The 2014 RCF will be cancelled at Completion and the 2017 RCF will be available to draw from such time, provided applicable conditions precedent are met (which includes evidence that the 2014 RCF has been cancelled and, if applicable, repaid or prepaid in full). If at any time BAT gives notice that Completion will not occur or if Completion does not occur on or before 31 March 2018, commitments under the 2017 RCF will be cancelled and this facility will not be available to be drawn. In this case the 2014 RCF will remain in place until its maturity in 2021.

Based on BAT’s current rating, the interest rate of the 2017 RCF payable on revolving facility advances is equal to LIBOR (or in the case of euro-denominated borrowings, EURIBOR) plus the applicable margin as follows: (i) RCF Facility A: 0.3375% per annum; and (ii) RCF Facility B: 0.425% per annum. These rates are subject to adjustments in accordance with the terms of the 2017 RCF based on the applicable credit rating assigned to BAT and whether or not there is an event of default outstanding. The rate of interest payable on euro swingline advances is EONIA plus the applicable margin (as described above). The interest rate payable on USD swingline advances is the higher of: (i) the prime commercial lending rate from time to time announced by the USD Swingline Agent; and (ii) the aggregate of the Federal Funds Rate (as defined in the 2017 RCF) determined by the USD Swingline Agent for that day and 1.00% per annum.

The 2017 RCF may be prepaid without premium or penalty but subject to breakage costs (if applicable).

Certain fees have been paid and are payable to the finance parties in connection with the 2017 RCF, including: (i) a ticking fee; (ii) an up-front fee; (iii) a commitment fee accruing daily at a rate of 25% of the applicable margin on the undrawn, uncancelled amount of the total commitments under RCF Facility A and at a rate of 35% of the applicable margin on the undrawn, uncancelled amount of the total commitments under RCF Facility B; and (iv) a utilisation fee accruing daily at a rate of (x) 0.075% per annum where aggregate outstanding advances are less than or equal to one third of the total commitments; (y) 0.150% per annum where aggregate outstanding advances are greater than one third but less than or equal to two thirds of the total commitments; and (z) 0.300% per annum where outstanding advances are greater than two thirds of the total commitments, in each case on the amount of outstanding advances (rebased to sterling) on that day.

The 2017 RCF contains customary representations, covenants, indemnities and events of default with appropriate carve-outs and materiality thresholds, where relevant, including an undertaking to procure that for each Ratio Period the ratio of EBITDA to Interest Payable shall not be less than 4.5:1 (each term as defined in the 2017 RCF).

The 2017 RCF is guaranteed on an unsecured basis by BAT and is governed by the laws of England and Wales.

17.1.8	2014 Revolving Credit Facility

On 29 May 2014, BAT as guarantor and BAT, BATIF, BATHTN and BATNF (each a wholly-owned subsidiary of BAT), as original borrowers entered into a £3,000,000,000 revolving credit facility agreement with HSBC Bank plc as agent and euro swingline agent and HSBC Bank USA, National Association as USD Swingline Agent and certain banks and financial institutions as banks and arrangers (the “2014 RCF”). No advances are currently outstanding under the 2014 RCF.

The 2014 RCF comprises a £3,000,000,000 multi-currency revolving credit facility with a $1,200,000,000 USD swingline sub-facility and a €1,000,000,000 euro swingline sub-facility each maturing on the date falling five years after the signing date of the 2014 RCF (the “Signing Date”). The facility incorporates two options to extend the final maturity date by 365 days to either the sixth anniversary or the seventh anniversary of the Signing Date (depending whether one or both extension options are exercised). BAT has exercised both options to extend the final maturity date to the seventh anniversary of the Signing Date.

Revolving facility advances are to be applied in or towards the general corporate purposes of the BAT Group. Each swingline advance is to be applied in or towards refinancing short-term borrowings of the BAT Group and providing support for the BAT Group’s euro (under both swingline facilities) and US (under the USD swingline facility) commercial paper programmes.

Subject to the satisfaction of certain conditions precedent, the revolving facility is available for drawing in sterling, US dollars, euro or other currencies (subject to certain conditions), and the swingline facilities are available for drawing in US dollars or euro (as applicable), on any business day from and including the Signing Date and before the final maturity date.

The interest rate payable on revolving facility advances is equal to LIBOR (or in the case of euro-denominated borrowings, EURIBOR) plus a margin of 0.425% per annum based on BAT’s current rating. This rate is subject to adjustment in accordance with the terms of the 2014 RCF based on the applicable credit rating assigned to BAT and whether or not there is an event of default outstanding. The interest rate payable on euro swingline advances is equal to EONIA plus the applicable margin. The interest rate payable on USD swingline advances is the higher of: (i) the prime commercial lending rate from time to time announced by the USD Swingline Agent; and (ii) the aggregate of the Federal Funds Rate (as defined in the 2014 RCF) determined by the USD Swingline Agent for that day and 1.00% per annum.

The 2014 RCF may be prepaid without premium or penalty but subject to breakage costs (if applicable).

Certain fees have been paid and are payable to the finance parties in connection with the 2014 RCF, including: (i) an upfront fee; (ii) a commitment fee accruing daily on the undrawn, uncancelled amount of the total commitments at a rate of 35% of the applicable margin; and (iii) a utilisation fee accruing daily at a rate of (x) 0.075% per annum where aggregate outstanding advances are less than or equal to one third of the total commitments; (y) 0.150% per annum where aggregate outstanding advances are greater than one third but less than or equal to two thirds of the total commitments; and (z) 0.300% per annum where outstanding advances are greater than two thirds of the total commitments, in each case on the amount of outstanding advances (rebased to sterling) on that day.

The 2014 RCF contains customary representations, covenants, indemnities and events of default with appropriate carve-outs and materiality thresholds, where relevant, including an undertaking to procure that for each Ratio Period the ratio of EBITDA to Interest Payable shall not be less than 4.5:1 (each term as defined in the 2014 RCF).

The 2014 RCF is guaranteed on an unsecured basis by BAT and is governed by the laws of England and Wales.

It is a condition precedent to utilisation under the 2017 RCF that the 2014 RCF shall be cancelled and (if applicable) repaid or prepaid in full.

17.1.9	Euro Medium Term Note Programme

BATIF has issued a number of series of unsecured notes under a Euro Medium Term Note Programme (the “EMTN Programme”) constituted under a trust deed dated 6 July 1998 as modified and restated from time to time, (the “Trust Deed”) and as most recently modified and restated under the twenty-eighth supplemental trust deed dated 31 May 2017, entered into between BATIF, BATHTN, BATNF and BATCAP as issuers (the “Issuers”), BATIF, BATHTN, BATNF, BATCAP and BAT as guarantors (the “Guarantors”) and The Law Debenture Trust Corporation p.l.c. as trustee of the noteholders and the couponholders (the “Trustee”).

Under the EMTN Programme notes may be issued up to a maximum programme limit of £25,000,000,000. The following issuances currently remain outstanding (each issuance is guaranteed by certain subsidiaries of BAT and BAT):

(i)	€20,000,000 notes with a fixed/floating rate note coupon due to mature on 22 March 2019.

(ii)	£500,000,000 notes with a 6.375% coupon due to mature on 12 December 2019.

(iii)	€1,250,000,000 notes with a 5.375% coupon due to mature on 29 June 2017.

(iv)	£500,000,000 notes with a 7.250% coupon due to mature on 12 March 2024.

(v)	£250,000,000 notes with a 6.000% coupon due to mature on 29 June 2022.

(vi)	€650,000,000 notes with a 4.875% coupon due to mature on 24 February 2021.

(vii)	£500,000,000 notes with a 6.000% coupon due to mature on 24 November 2034.

(viii)	€600,000,000 notes with a 4.000% coupon due to mature on 7 July 2020.

(ix)	£275,000,000 notes with a 5.750% coupon due to mature on 5 July 2040.

(x)	€600,000,000 notes with a 3.625% coupon due to mature on 9 November 2021.

(xi)	€750,000,000 notes with a 2.375% coupon due to mature on 19 January 2023.

(xii)	€650,000,000 notes with a 2.750% coupon due to mature on 25 March 2025.

(xiii)	£650,000,000 notes with a 4.000% coupon due to mature on 4 September 2026.

(xiv)	€600,000,000 notes with a 3.125% coupon due to mature on 6 March 2029.

(xv)	€400,000,000 notes with a floating rate note coupon due to mature on 6 March 2018.

(xvi)	CHF 400,000,000 notes with a 0.625% coupon due to mature on 8 September 2021.

(xvii)	CHF 250,000,000 notes with a 1.375% coupon due to mature on 8 September 2026.

(xviii)	€800,000,000 notes with a 0.375% coupon due to mature on 13 March 2019.

(xix)	€800,000,000 notes with a 0.875% coupon due to mature on 13 October 2023.

(xx)	€800,000,000 notes with a 1.250% coupon due to mature on 13 March 2027.

(xxi)	€600,000,000 notes with a 2.000% coupon due to mature on 13 March 2045.

(xxii)	€600,000,000 notes with a 1.000% coupon due to mature on 23 May 2022.

(xxiii)	£350,000,000 notes with a 4.000% coupon due to mature on 23 November 2055.

(xxiv)	£500,000,000 notes with a 1.750% coupon due to mature on 5 July 2021.

(xxv)	£650,000,000 notes with a 2.250% coupon due to mature on 9 September 2052.

(xxvi)	$650,000,000 notes with a 1.625% coupon due to mature on 9 September 2019.

The documentation setting out the terms of the EMTN Programme and notes issuances thereunder (including the Trust Deed, the programme agreement as amended and restated on 31 May 2017, the agency agreement as amended and restated on 31 May 2017 and the final terms and conditions applying to each series of notes issued) contain certain representations, undertakings and events of default. These include, inter alia, a covenant that in the event that any company, the share capital of which is to be listed on the LSE, becomes the ultimate holding company of BAT, such company shall become a guarantor under the Trust Deed.

Events of default with appropriate carve-outs and materiality thresholds, where relevant, are set out in the conditions applicable to the notes and cover standard events such as non-payment, breach of covenants (for example a negative pledge prohibiting the securing of quoted borrowings), cross default, insolvency and insolvency proceedings.

The Trust Deed contains a covenant on the Issuer to unconditionally pay or procure to be paid to or to the order of the Trustee the principal amount in respect of the notes of each series when the same become due to be redeemed in accordance with the applicable conditions and interest at the rates and times set out in the applicable conditions. The Issuer’s obligations under the Trust Deed are guaranteed by the Guarantors (excluding the Guarantor that is the relevant Issuer). The Trust Deed is governed by the laws of England and Wales.

17.1.10	Deposit Agreement

BAT has entered into a deposit agreement with the Depositary, which governs the terms of BAT’s ADS programme. Details of the deposit agreement are set out at Part XVIII (American Depositary Shares).

17.2	RAI material contracts

The following is a summary of each material contract, other than contracts entered into in the ordinary course of business, to which RAI or any member of the RAI Group is a party, for the two years immediately preceding the date of publication of this Prospectus and a summary of any other contract (not being a contract entered into in the ordinary course of business) entered into by any member of the RAI Group which contains any provision under which any member of the RAI Group has any obligation or entitlement which is material to the RAI Group as at the date of this Prospectus:

17.2.1	Merger Agreement

Details of the Merger Agreement are set out at paragraph 17.1.1 of this Part XIX.

17.2.2	Formation Agreement

Details of the Formation Agreement are set out at paragraph 17.1.3 of this Part XIX.

17.2.3	Governance Agreement

Details of the Governance Agreement are set out at paragraph 17.1.4 of this Part XIX.

17.2.4	Share Repurchase Agreement

Details of the Share Repurchase Agreement are set out at paragraph 17.1.5 of this Part XIX.

17.2.5	Asset Purchase Agreement dated 15 July 2014, as amended 26 May 2015, between RAI, Imperial Sub (formerly known as Lignum-2, L.L.C.) and Imperial

On 15 July 2014, RAI entered into an Asset Purchase Agreement (the “2014 APA”), with Imperial Sub and Imperial. Pursuant to the 2014 APA and a transfer agreement with Lorillard, Imperial Sub acquired (1) certain assets owned by RAI subsidiaries, related to the cigarette brands WINSTON, KOOL and SALEM, and (2) certain assets owned by Lorillard subsidiaries, related to the “e-vapour” brand BLU (including SKYCIG) and the cigarette brand MAVERICK, as well as Lorillard’s factories, headquarters and employees, together with certain associated liabilities. The aggregate purchase price was approximately $7.1 billion.

In the 2014 APA, RAI agreed to defend and indemnify, subject to certain conditions and limitations, Imperial Sub in connection with claims relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands on or before 12 June 2015, as well as in actions filed before 13 June 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands. In the 2014 APA, Imperial Sub agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in connection with claims relating to the purchase or use of BLU brand e-cigarettes. Imperial Sub also agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in actions filed after 12 June 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands after 12 June 2015.

17.2.6	Purchase Agreement dated 28 September 2015 between SFNTC, R. J. Reynolds Global Products, Inc., R. J. Reynolds Tobacco B.V., (the “2015 Sellers”) JTI Holding, RAI and JTI

On 28 September 2015, the 2015 Sellers (all wholly owned subsidiaries of RAI) entered into a definitive agreement (the “2015 Purchase Agreement”), with JTI Holding. RAI and JTI were parties to the 2015 Purchase Agreement in respect of certain provisions and as guarantors.

Pursuant to the 2015 Purchase Agreement, the 2015 Sellers sold the non-United States operations of the NATURAL AMERICAN SPIRIT brand to JTI Holding (the “NAS Business”). The purchase price for the NAS Business was $5 billion in cash (subject to customary adjustments for closing date levels of cash, debt and working capital), for which JTI Holding acquired (1) the intellectual property of SFNTC relating to the NAS Business and (2) subsidiaries of the 2015 Sellers in Belgium, France, Germany, Italy, Japan, the Netherlands, Spain, Switzerland and the United Kingdom through which the NAS Business was conducted at the time of sale.

The 2015 Purchase Agreement contains customary representations, warranties and covenants made by the 2015 Sellers and JTI Holding. The 2015 Purchase Agreement also contains a guarantee of 2015 Sellers’ obligations by RAI, and a guarantee of the JTI Holding’s obligations by JTI.

Key terms of the 2015 Purchase Agreement include:

(i)	RAI agreed not to, and will cause its controlled affiliates not to, engage in the business of producing, selling, distributing and developing natural, organic and additive-free combustible tobacco cigarettes and roll-your-own or make-your-own tobacco products outside the United States, and JTI agreed not to, and will cause its controlled affiliates not to, engage in the conduct of such business in the United States, in each case, for five years following the closing of the transaction;

(ii)	the parties have entered into various ancillary agreements to govern their ongoing relationship, including (1) a brand and product integrity agreement, in which SFNTC and JTI Holding agreed, for a limited period, to (A) certain restrictions on use of the NATURAL AMERICAN SPIRIT brand and related trademarks; (B) quality standards for specified products sold under the NATURAL AMERICAN SPIRIT brand; and (C) a process for collaboration to maintain and enhance the equity and goodwill of the NATURAL AMERICAN SPIRIT brand; (2) a leaf supply agreement, in which SFNTC has agreed to supply JTI Holding with its requirements for specified tobacco leaf for a limited period and on a non-exclusive basis; (3) a contract manufacturing agreement, in which SFNTC has agreed to manufacture specified products sold under the NATURAL AMERICAN SPIRIT brand for JTI Holding; (4) an intellectual property transfer and license agreement, which provides for (A) the sale to JTI Holding of all of SFNTC’s rights to the non-US trademarks and other intellectual property and goodwill associated with the NAS Business; (B) the assignment of certain trademark and co-existence agreements to JTI Holding and (C) the grant of licenses to JTI Holding to use other intellectual property relating to the NAS Business; and (5) a transition services agreement, in which the 2015 Sellers and JTI Holding agreed to provide each other with various services related to the NAS Business for a limited period to facilitate an orderly transition of ownership of the assets and properties relating to the NAS Business from the 2015 Sellers to JTI Holding;

(iii)	the 2015 Sellers have agreed to indemnification provisions in favour of JTI Holding with respect to, among other things, any liabilities, costs, and expenses relating to actions:

(a)	commenced on or before (1) 13 January 2019, to the extent relating to alleged personal injuries, and (2) in all other cases, 13 January 2021;

(b)	brought by (1) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (2) consumers or a consumer association; and

(c)	arising out of any statement or claim (1) made on or before 13 January 2016, (2) by any company sold to JTI Holding in the transaction, (3) concerning NATURAL AMERICAN SPIRIT brand products consumed or intended to be consumed outside the United States and (4) that the NATURAL AMERICAN SPIRIT brand product is natural, organic, or additive free.

17.2.7	Nabisco Purchase Agreement

Purchase Agreement dated as at 9 March 1999, as amended and restated as at 11 May 1999, between (i) RJR Tobacco Company and R.J. Reynolds Tobacco Holdings, Inc (formerly known as RJR Nabisco, Inc.) (together the “RJR Sellers”) and (ii) JTI.

On 11 May 1999, the RJR Sellers (wholly owned subsidiaries of RAI) entered into an amended and restated agreement for the sale of their international tobacco business to JTI for a net after-tax gain of approximately $2.5 billion (the “Nabisco Purchase Agreement”). Pursuant to the Nabisco Purchase Agreement, JTI acquired substantially all of the business, including intellectual property rights, of RAI’s international tobacco business at the time.

Under the Nabisco Purchase Agreement, the RJR Sellers agreed to ongoing indemnities in favour of JTI against (among other things):

(i)	any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet;

(ii)	any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of the RJR Sellers’ employee benefit and welfare plans; and

(iii)	any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands International, Inc. (a wholly owned subsidiary of RAI).

17.2.8	Standard Supplier Agreement

RJR Tobacco Company and Eastman Chemical Company (“Eastman”) entered into the Standard Supplier Agreement dated 1 August 2003 (the “Agreement”).

RJR Tobacco Company initially entered into the Agreement with Eastman to meet certain of RJR Tobacco Company’s filter tow requirements for use in its cigarette production. Eastman agreed (subject to the maximum liability limit) to indemnify and hold harmless RJR Tobacco Company from various claims and liabilities to third parties, conditional upon 1) RJR Tobacco Company’s timely tendering any claim for indemnity; 2) RJR Tobacco Company tendering complete control of all aspects of the defence; 3) RJR Tobacco Company’s reasonable cooperation in the defence of any claim. It was agreed that claims for defective goods would be exclusively handled as a warranty claim. Eastman’s maximum liability for any breach by Eastman under the Agreement is limited to an amount not to exceed $1,000,000. RJR Tobacco Company and Eastman agreed not to assign the Agreement without the prior written consent of the other. RJR Tobacco Company reserved the right to assign the Agreement to any of its subsidiary, affiliated or parent companies without the written consent of Eastman but agreed to give notice to Eastman of such assignment. RJR Tobacco Company and Eastman may terminate the Agreement for its convenience upon 30 days’ prior written notice to the other party.

The parties have amended the Agreement on several occasions, including to: modify the volume requirements, and pricing methods and terms; add SFNTC as a party; extend the Agreement term; and provide volume and pricing terms of Eastman’s sale of triacetin to RJR Tobacco Company.

17.2.9	State Settlement Agreements

The table below summarises actions brought against various members of the tobacco industry by US states. The cases were brought on behalf of the relevant states against RJR Tobacco Company, B&W Tobacco, Lorillard Tobacco and other US cigarette manufacturers to recover state funds paid for health care and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use (or similar theories).

The cigarette manufacturer defendants, including RJR Tobacco Company, B&W and Lorillard Tobacco, settled the first four of these cases scheduled for trial — Minnesota, Florida, Mississippi and Texas — by separate agreements with each such state (please see table below).

The major US cigarette manufacturers, including RJR Tobacco Company, B&W and Lorillard Tobacco, then entered into the MSA with attorneys general representing the remaining 46 states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas. Effective on 12 November 1999, the MSA settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and released various additional present and future claims.

Claimant	Date of Settlement Agreement	Original Signatories to the Settlement Agreement
Minnesota Attorney General	08 May 1998	B&W Tobacco Lorillard Tobacco Philip Morris RJR Tobacco Company
The State of Florida	25 August 1997	Philip Morris RJR Tobacco Company B&W Tobacco Lorillard Tobacco United States Tobacco Co
Mississippi Attorney General	17 October 1997	Philip Morris RJR Tobacco Company B&W Tobacco Lorillard Tobacco United States Tobacco Co
Texas	16 January 1998	Philip Morris RJR Tobacco Company B&W Tobacco Lorillard Tobacco United States Tobacco Co
MSA	23 November 1998	Philip Morris RJR Tobacco Company B&W Tobacco Lorillard Tobacco

The State Settlement Agreements released and discharged RJR Tobacco Company, B&W Tobacco, Lorillard Tobacco and the other settling defendants and their affiliates and indemnitees, including RAI and Lorillard, from:

•	all claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to past conduct arising out of the use, sale, distribution, manufacture, development, advertising, marketing or health effects of, the exposure to, or research, statements or warnings about, tobacco products; and

•	all monetary claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to future conduct arising out of the use of or exposure to, tobacco products that have been manufactured in the ordinary course of business.

Set forth below is the unadjusted tobacco industry settlement payment schedule (in millions) for 2014 and thereafter (figures subject to adjustments for changes in sales volume, inflation, operating profit and other factors):

($ millions)
	2014	2015	2016 and Thereafter
First Four States’ Settlements[1]
Mississippi Annual Payment	136	136	136
Florida Annual Payment	440	440	440
Texas Annual Payment	580	580	580
Minnesota Annual Payment	204	204	204
Master Settlement Agreement:	8,004	8,004	8,004

Total	9,364	9,364	9,364

RAI’s operating subsidiaries expenses and payments under the State Settlement Agreements for 2014, 2015 and 2016 and the projected expenses and payments for 2017 and thereafter (in millions) are set forth below.1 2

($ millions)	2014	2015	2016	2017	2018 and thereafter
Settlement expenses	1,917	2,403	2,727
Settlement cash payments	1,985	2,166	3,042
Projected settlement expenses				>3,000	>3,000
Projected settlement cash payments				>2,700	>3,000

1	Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods. For further information, see paragraph 18.2.3 below.

2	The amounts above reflect the impact of the Term Sheet and the NY State Settlement described below at paragraph 18.2.4(C).

The State Settlement Agreements also contain provisions restricting the marketing of tobacco products. Among these provisions are restrictions or prohibitions on the use of cartoon characters, brand name sponsorships, apparel and other merchandise, outdoor and transit advertising, payments for product placement, free sampling and lobbying.

17.2.10	Agreed Statement of Facts, dated as at 13 April 2010, between Her Majesty the Queen and Northern Brands

On 13 April 2010, Northern Brands entered into a plea agreement with the Ministry of the Attorney General of Ontario. Under the terms of this agreement, Northern Brands pled guilty to a one count violation of the Canadian Criminal Code for conspiring to aid other persons to sell and be in possession of tobacco products that were not packaged and stamped in conformity with the Canadian Excise Act during the period 18 February 1993 through 31 December 1996. The Judge of the Ontario Court of Justice accepted the plea by Northern Brands and required it to pay a fine of CAD$75 million. By this plea, the criminal charges that were originally commenced against Northern Brands and certain of its affiliates in 2003 and any other charges that could be commenced against Northern Brands and its affiliates by the Canadian governments relating to contraband tobacco activities have now come to an end.

17.2.11	2006 Indenture

On 31 May 2006, RAI entered into an indenture (the “2006 Indenture”) as issuer. RAI’s obligations under debt securities issued pursuant to the 2006 Indenture are currently guaranteed by its direct or indirect subsidiaries RAI Services Company, Conwood Holdings, Inc., RJR, SFNTC, American Snuff Co., Rosswil LLC, R. J. Reynolds Global Products, Inc., RJR Tobacco Company, Reynolds Finance Company, Reynolds Innovations Inc., R. J. Reynolds Tobacco Co. and Lorillard Licensing Company LLC. The Bank of New York Mellon Trust Company, N.A., serves as trustee for the 2006 Indenture.

The 2006 Indenture does not limit the aggregate principal amount of debt securities that may be issued under it and debt securities may be issued from time to time in one or more series. All debt securities issued under the 2006 Indenture rank equally with each other and are to be treated as a single class for certain purposes under the 2006 Indenture. As at 31 March 2017, the principal amount of RAI’s outstanding notes was $12.7 billion, with maturity dates ranging from 2017 to 2045 and interest rates ranging from 2.300% to 8.125% (in the case of the 8.125% notes due 23 June 2019, subject to adjustments for ratings changes). RAI, at its option, may redeem any or all of its outstanding notes, in whole or in part at any time, subject to the payment of a make-whole premium (or, in respect of some of the series with longer maturities, at par within the last 3-6 months of their maturity). Interest on the notes is payable semi-annually. At 31 March 2017, RAI had aggregate principal amount of $447 million of current maturities of long-term debt.

The subsidiaries of RAI that are currently guarantors under the 2006 Indenture as well as any additional subsidiaries of RAI (the “guarantors”) that guarantee RAI’s $2,000,000,000 syndicated unsecured revolving credit facility (which is subject to a change of control trigger and any amounts outstanding will be required to be repaid at Completion), or any replacement or refinancing thereof, (the “credit facility”), unless provided otherwise in the applicable prospectus supplement, will guarantee the payment of the principal of, premium, if any, and interest on debt securities issued under the 2006 Indenture. The guarantors’ obligations are limited to the maximum amount that would not constitute a fraudulent conveyance or transfer under applicable law. If a guarantor of the debt securities ceases to be a guarantor under the credit facility such guarantor will be deemed released from all its obligations under the 2006 Indenture.

The 2006 Indenture does not contain any cross-default or cross-acceleration provisions and does not limit the ability of RAI or any of its subsidiaries (other than RJR at any time where RJR does not guarantee the obligations of RAI under the debt securities) to incur additional indebtedness. The 2006 Indenture also contains covenants applying to the debt securities including restrictions on liens, sale and lease-back transactions and mergers and sales of assets and events of default including default in payment of any principal or interest, breach of covenants and certain events of bankruptcy, insolvency or reorganisation, such covenants and events of default being subject to certain carve-outs, grace periods and materiality thresholds.

The 2006 Indenture, the debt securities and any related guarantees will be governed by the laws of the State of New York.

17.2.12	Credit Agreement

In December 2014, RAI entered into a credit agreement (the “Credit Agreement”) with a syndicate of lenders, providing for a $2,000,000,000 senior unsecured revolving credit facility with an initial five year term scheduled to mature on 18 December 2019, which contains an incremental component providing for an increase in availability, at the discretion of the lenders upon the request of RAI, to $2,350,000,000. The Credit Agreement replaced RAI’s four-year, $1,350,000,000 senior unsecured revolving credit facility dated 8 October 2013. The credit facility is subject to a change of control trigger and any amounts outstanding will be required to be repaid at Completion.

Subject to certain conditions, RAI is able to use the revolving credit facility under the Credit Agreement for borrowings and issuances of letters of credit for, among other things, general corporate and working capital purposes, subject to a $300,000,000 sublimit on the aggregate amount of letters of credit. Issuances of letters of credit reduce availability under such revolving credit facility.

The original maturity date of the Credit Agreement was 18 December 2019. Pursuant to the maturity date extension provision of the Credit Agreement, the requisite lenders have agreed to an extension on two separate occasions upon RAI’s request, culminating in the current maturity date of 18 December 2021. In connection with the latest maturity date extension, RAI and its guarantor subsidiaries entered into a second amendment to the Credit Agreement, dated 4 November 2016, with additional provisions added to address new European economic area regulations that give European bank regulators powers to eliminate, convert to equity or otherwise modify failing European financial institutions’ unsecured liabilities, including loan commitments.

The Credit Agreement contains certain customary restrictive covenants, and two financial covenants - a consolidated leverage ratio covenant and a consolidated interest coverage ratio covenant. The Credit Agreement contains customary events of default, including upon a change in control, as defined therein, which could result in the acceleration of all amounts and cancellation of all commitments outstanding under the Credit Agreement.

The lenders’ obligations under the Credit Agreement to fund borrowings are subject to the accuracy of RAI’s representations and warranties and the absence of any default, provided, however, that the accuracy of RAI’s representation as to the absence of any material adverse effect, as defined in the Credit Agreement, is not a condition to borrowing for the purpose of refinancing any maturing commercial paper.

Under the terms of the Credit Agreement, RAI is required to pay a facility fee per annum of between 0.100% and 0.275%, based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, on the lender commitments in respect of the revolving credit facility thereunder.

Borrowings under the Credit Agreement bear interest, at the option of RAI, at a rate equal to an applicable margin based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, plus:

•	the alternate base rate, which is the higher of (1) the federal funds effective rate from time to time plus 0.5%, (2) the prime rate and (3) the reserve adjusted eurodollar rate for a one month interest period plus 1%; or

•	the eurodollar rate, which is the reserve adjusted rate at which eurodollar deposits for one, two, three or six months are offered in the interbank eurodollar market.

Overdue principal outstanding under the revolving credit facility under the Credit Agreement bears interest at a rate equal to the rate then in effect with respect to such outstanding amount, plus 2.0% per annum. Any amount besides principal that becomes overdue bears interest at a rate equal to 2.0% per annum in excess of the rate of interest applicable to base rate loans.

Certain of RAI’s subsidiaries, including its Material Subsidiaries, as defined in the Credit Agreement, have guaranteed, on an unsecured basis, RAI’s obligations under the Credit Agreement. Under the Credit Agreement, any new Material Subsidiary of RAI must be added as a guarantor of the Credit Agreement within the manner and time period set forth in the Credit Agreement.

As at 31 March 2017, there were no outstanding borrowings and $6,000,000 of letters of credit outstanding under the Credit Agreement. On 13 April 2017, RAI borrowed $500,000,000 under the Credit Agreement, with such borrowings initially bearing interest at the annual rate of 2.15%. Proceeds from the borrowings were used for general corporate purposes of the RAI Group, including making payments under the MSA agreement.

18.	Litigation

18.1	BAT Litigation

Subject to the matters disclosed below, there are not and have not been, since the date 12 months prior to the date of this document, any governmental, legal or arbitration proceedings (including any such proceedings which are pending or threatened of which the Company is aware) which may have, or have had in the recent past, significant effects on the Company or the BAT Group’s financial position or profitability and the BAT Group is not currently engaged (whether as claimant or respondent) in any material litigation and there are no material claims against the Company.

18.1.1	Product-Related Litigation

BAT Group companies, notably B&W as well as other leading cigarette manufacturers, are defendants in a number of product liability cases. In a number of these cases, the amounts of compensatory and punitive damages sought are significant.

18.1.2	Indemnity

On 30 July 2004, B&W completed the B&W Business Combination. As a result of the B&W Business Combination, RJR Tobacco agreed to indemnify B&W and its affiliates against, among other things, certain liabilities, costs and expenses incurred by B&W or its affiliates arising out of the US cigarette and tobacco business of B&W (the “RJRT Indemnification”).

The scope of the RJRT Indemnification includes all expenses and contingent liabilities in connection with litigation to the extent relating to or arising from B&W’s US tobacco business as conducted on or prior to 30 July 2004, including smoking and health tobacco litigation, whether the litigation is commenced before or after 30 July 2004 (the “Tobacco Litigation”).

Pursuant to the terms of the RJR Tobacco Indemnification, RJR Tobacco Company is liable for any possible judgments, the posting of appeal bonds or security, and all other expenses of and responsibility for managing the defence of the Tobacco Litigation. RJR Tobacco Company has assumed control of the defence of the Tobacco Litigation involving B&W, to which RJR Tobacco Company is also a party in most of the same cases.

Included in paragraph 18.1.3 of this Part XIX (Additional Information) below are all significant cases where B&W and/or a UK company is named as a defendant and all cases where RJR Tobacco Company is named as a defendant as a successor to B&W (the “RJRT Successor Cases”). The RJRT Successor Cases are covered by the RJRT Indemnification. As such, the B&W cases are discussed in the context of RAI’s litigation position in paragraph 18.2 of this Part XIX (Additional Information).

Following the Proposed Acquisition, RJR Tobacco Company will become an indirect, wholly owned subsidiary of BAT.

18.1.3	US Litigation

The total number of US tobacco product liability cases pending as at 31 March 2017 involving B&W was approximately 4,834 (compared to approximately 4,925 as at 31 December 2016). Of these, 1,986 cases are RJRT Successor Cases. For all of the 4,834 cases involving B&W, BAT Group companies have the protection of the RJRT Indemnification. As at 31 March 2017, British American Tobacco (Investments) Limited (“Investments”) had been served as a co-defendant in one of those cases (compared to one as at 31 December 2016). No other member of the BAT Group that is based in the United Kingdom (a “UK-based Group Company”) has been served as a co-defendant in any US tobacco product liability case pending as at 31 March 2017. Since many of these pending cases seek unspecified damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of US dollars. The cases fall into four broad categories: medical reimbursement cases; class actions; individual cases and other claims.

(A)	Medical Reimbursement Cases

These civil actions seek to recover amounts spent by government entities and other third party providers on healthcare and welfare costs claimed to result from illnesses associated with smoking.

As at 31 March 2017, one US medical reimbursement suit was pending against B&W by an Indian tribe in an Indian tribal court in South Dakota. No other suits are pending against B&W by county or other political subdivisions of the states.

(B)	Class Actions

As at 31 December 2016, B&W was named as a defendant in five separate actions attempting to assert claims on behalf of classes of persons allegedly injured or financially impacted through smoking or where classes of tobacco claimants have been certified. If the classes are or remain certified, separate trials may be needed to assess individual plaintiffs’ damages. Two of the five class actions against B&W allege that the use of the terms ‘light’ and ‘ultralight’ constitutes unfair and deceptive trade practices. Similar class action suits have been filed in a number of states against individual cigarette manufacturers and their parent corporations. It is not possible to quantify the amounts of damages at this stage.

•	Black is a “lights” class action filed in November 2000, which in 2008, the Circuit Court, City of St. Louis, Missouri stayed pending US Supreme Court review in Good v Altria Group, Inc. A status conference is scheduled for 5 June 2017.

•	Howard is a “lights” class action filed in February 2000 in the Circuit Court, Madison County, Illinois, currently stayed pending resolution of Price v Philip Morris, Inc.

•	Jones is a case filed in December 1998 in the Circuit Court, Jackson County, Missouri; the action was brought by tobacco product users and purchasers on behalf of all similarly situated Missouri consumers alleging that the plaintiffs’ use of the defendants’ tobacco products has caused them to become addicted to nicotine, and seeks an unspecified amount of compensatory and punitive damages. There has been limited activity in this case.

•	Parsons is a case filed in February 1998 in the Circuit Court, Ohio County, West Virginia, currently stayed pending final resolution of a motion brought by the plaintiffs, and because three defendants filed bankruptcy petitions.

•	Young is a case filed in November 1997 in the Circuit Court, Orleans Parish, Louisiana. This class action on behalf of all residents of Louisiana who, though not themselves cigarette smokers, have been exposed to second-hand smoke from cigarettes manufactured by the defendants, and who allegedly suffered injury as a result of that exposure, seeks an unspecified amount of compensatory and punitive damages, and has been stayed since 2004.

Engle Class Action (Florida): In 2000, three class representatives in the Engle class action were awarded $12.7 million in compensatory damages and punitive damages against B&W were assessed at $17.6 billion. This decision was appealed and ultimately resulted in the Florida Supreme Court in July 2006 decertifying the class and allowing judgments entered for only two of the three Engle class representatives to stand, and setting aside the punitive damage award. Putative Engle class members were permitted to file individual lawsuits against the Engle defendants within one year of the Florida Supreme Court’s decision (subsequently extended to 11 January 2008).

As at 31 March 2017, B&W had been served in approximately 29 Engle progeny cases in both state and federal courts in Florida. These cases include approximately 84 plaintiffs. RJR Tobacco Company, as a successor to B&W, is named in approximately 1,973 Engle progeny cases. These cases include approximately 2,546 plaintiffs.

As at 31 March 2017, approximately 111 additional Engle progeny trials naming RJR Tobacco Company as successor to B&W have proceeded to verdict. Of these 111 trials, approximately 64 resulted in plaintiffs’ verdicts. As at 31 March 2017, total damages awarded against RJR Tobacco Company as successor to B&W in final judgments in these cases are approximately $288,958,713. This number comprises approximately $142,921,910 in compensatory damages and approximately $146,036,803 in punitive damages.

As at 31 March 2017, RJR Tobacco Company had appealed 50 of these 64 adverse judgments and still had time to appeal 14 of these 64 adverse judgments. Out of the 50 adverse judgments appealed by RJR Tobacco Company, 21 appeals remained undecided and 27 appeals were decided and/or closed. In seven of the appeals that were decided, the appellate court affirmed the liability finding but vacated the damages award and remanded the matter to the trial court. In five of the appeals that were decided, the appellate court reversed the final judgment and remanded the matter to the trial court for a new trial on all issues. Two appeals were voluntarily dismissed. RJR Tobacco Company has paid damages to the plaintiffs in 16 cases that are now closed.

The Florida legislature applies a $200 million bond cap to all Engle progeny cases in the aggregate. Individual bond caps for any given Engle progeny case varies depending on the number of judgments in effect at a given time but never exceeds $5 million per case for appeals within the Florida state court system.

Judicial attempts by several plaintiffs in the Engle progeny cases to challenge the bond cap as violating the Florida Constitution have failed and bills have been introduced in the Florida legislature to modify or eliminate the Engle progeny bond cap.

(C)	Individual Cases

Approximately 2,842 cases were pending against B&W as at 31 March 2017 (compared to 2,889 as at 31 December 2016), which were filed by or on behalf of individuals and in which it is contended that diseases or deaths have been caused by cigarette smoking or by exposure to ETS. Of these cases, approximately: (1) 2,352 are ETS cases brought by flight attendants who were members of a class action (“Broin”) that was settled on terms that allow compensatory but not punitive damages claims by class members; (2) 393 are cases brought in consolidated proceedings in West Virginia, where the first phase of the trial began on 15 April 2013, and on 15 May 2013 the jury returned a verdict for defendants on all but one of the plaintiffs’ claims and the judgment resulting from the verdict was affirmed on appeal; (3) 29 are Engle progeny cases that have been filed directly against B&W; and (4) 68 are cases filed by other individuals.

In addition to the 1,973 Engle progeny cases which name RJR Tobacco Company as successor to B&W, there are 13 cases filed by other individuals naming RJR Tobacco Company as successor to B&W.

(D)	UK-based BAT Group Companies

As at 31 March 2017, Investments has been served in one dormant individual action in the US (Perry) in which there has been no activity since 1998 following the plaintiff’s death in 1997.

In December 2016, the Company received a complaint in an individual personal injury action pending in state court in Seattle, Washington (Ratcliff). The plaintiff asserts various claims, including state law product liability, fraud and statutory claims, against multiple defendants, including the Company, and alleges that she developed malignant mesothelioma, from amongst other things, her exposure to asbestos found in certain talc-containing cosmetic products and powders. The case is currently in discovery. The Company filed a motion to dismiss for improper service and lack of personal jurisdiction on 8 February 2017, which motion remains pending. In March 2017, the same plaintiff (Ratcliff) filed another case, in federal court in North Carolina, against multiple defendants, including the Company, alleging essentially the same facts. The Company’s response to the complaint in this action is due 19 June 2017.

18.1.4	Non-US Litigation

As at 31 March 2017, active product liability claims against the BAT Group’s companies existed in 14 markets outside the United States. The only markets with more than five claims were Argentina, Brazil, Canada, Chile, Italy and Nigeria.

Medical reimbursement actions are being brought in Angola, Argentina, Brazil, Canada, Nigeria and South Korea. Class actions are being brought in Brazil, Canada, Italy and Venezuela.

(A)	Medical reimbursement cases

(1)	Angola

In or about November 2016, BAT Angola affiliate Sociedade Unificada de Tabacos de Angola (“SUT”) was served with a collective action filed in the Provincial Court of Luanda, 2nd Civil Section, by the consumer association Associação Angolana dos Direitos do Consumidor (“AADIC”). The lawsuit seeks damages allegedly incurred by the Angolan Instituto Nacional do Controlo do Cancro (“INCC”) for the cost of treating tobacco-related disease, non-material damages allegedly suffered by certain individual smokers on the rolls of INCC, and the mandating of certain cigarette package warnings. SUT filed its answer to the claim on or about 5 December 2016. It is not possible to quantify the amount of damages at this stage. The case remains pending.

(2)	Argentina

In 2007, the non-governmental organisation the Argentina Tort Law Association (“ATLA”) and Emma Mendoza Voguet brought a reimbursement action against Nobleza Piccardo S.A.I.C.y.F. (“Nobleza”) and Massalín Particulares. The case is being heard in the Contentious Administrative Court and is currently at the evidentiary stage. It is not possible to quantify the amount of damages at this stage.

(3)	Brazil

In August 2007, the São Paulo Public Prosecutor’s Office filed a medical reimbursement claim against Souza Cruz S.A., a wholly owned subsidiary of BAT (“Souza Cruz”). A similar claim was lodged against Philip Morris Brasil Indústria e Comércio Ltda. On 4 October 2011, the Court dismissed the action against Souza Cruz, with a judgment on the merits. The plaintiffs’ appeal to the Court of Appeal failed by unanimous vote (3 to 0). The Public Prosecutor’s Office has since filed a Special Appeal to the Superior Court of Justice. It is not possible to quantify the amount of damages at this stage.

(4)	Canada

Following the implementation of legislation enabling provincial governments to recover healthcare costs directly from tobacco manufacturers, ten actions for recovery of healthcare costs arising from the treatment of smoking and health-related diseases have been brought. These proceedings name various BAT Group companies as defendants including BAT, Investments, B.A.T Industries p.l.c. (“Industries”), Carreras Rothmans Limited (collectively the “UK Companies”) and Imperial Tobacco Canada Limited (“Imperial”), the BAT Group’s operating company in Canada, and actions are proceeding in British Columbia, New Brunswick, Newfoundland and Labrador, Ontario, Quebec, Manitoba, Alberta, Saskatchewan, Nova Scotia and Prince Edward Island (“PEI”). The enabling legislation is in force in all ten provinces. In addition, legislation has received Royal Assent in two of the three territories in Canada, but has yet to be proclaimed into force. In Quebec, three Canadian manufacturers, including Imperial, challenged the enabling legislation. This challenge was dismissed.

In 2001, the government of British Columbia brought a claim pursuant to the provisions of the Tobacco Damages and Health Care Costs Recovery Act 2000 (the “Recovery Act”) against domestic and foreign ‘manufacturers’ seeking to recover the plaintiff’s costs of smoking-related healthcare benefits. Imperial, Investments, Industries and other former Rothmans Group companies are named as defendants. The underlying healthcare reimbursement action remains at a preliminary case management stage. The federal government is seeking CAD$5 million jointly from all the defendants in respect of costs. On 13 February 2017 the province delivered an expert report dated October 2016, quantifying its damages in the amount of CAD$118 billion. No hearing date has been set.

The government of New Brunswick brought a healthcare reimbursement claim in June 2006 against domestic and foreign tobacco ‘manufacturers’, pursuant to the provisions of the Tobacco Damages and Health Care Costs Recovery Act 2006 enacted in that province. The UK Companies and Imperial have all been named as defendants. Both Imperial and the UK Companies have now filed their defences and document production is underway and discoveries are substantially complete. Damages have recently been calculated by the province as in the range of CAD$25-$60 billion from 1954 to 2060. No trial date has been set.

The government of the Province of Ontario has filed a healthcare reimbursement claim against domestic and foreign tobacco ‘manufacturers’, pursuant to the provisions of the Tobacco Damages and Health Care Costs Recovery Act 2009 enacted in that province. Both Imperial and the UK Companies have all been named as defendants. This case is at an early case management stage and Imperial and the UK Companies have filed defences. The province has stated its claim to be worth CAD$50 billion. No trial date has been set.

The government of the Province of Newfoundland and Labrador filed a healthcare reimbursement claim in February 2011 against domestic and foreign tobacco ‘manufacturers’, pursuant to the provisions of the Tobacco Damages and Health Care Costs Recovery Act 2006 enacted in that province. Imperial and the UK Companies have all been named as defendants. The case is now under case management and Imperial and the UK Companies have filed defences. Damages have not been quantified by the province. No trial date has been set.

The government of the Province of Saskatchewan filed a healthcare reimbursement claim in June 2012 against domestic and foreign tobacco ‘manufacturers’, pursuant to the provisions of the Tobacco Damages and Health Care Costs Recovery Act 2012 enacted in that province. Imperial and the UK Companies have all been named as defendants. This case is at an early case management stage. A standstill agreement was negotiated under which defences were filed by 27 February 2015 and the matter will remain in abeyance until document production begins in September 2017. Damages have not been quantified by the province. No trial date has been set.

The government of the Province of Manitoba filed a healthcare reimbursement claim in May 2012 against domestic and foreign tobacco ‘manufacturers’, pursuant to the provisions of the Tobacco Damages Health Care Costs Recovery Act 2006 enacted in that province. Imperial and the UK Companies have all been named as defendants. This case is at an early case management stage. A standstill agreement has been negotiated, under which defences were filed and the matter remains in abeyance until document production in mid 2017. Damages have not been quantified by the province. No trial date has been set.

The government of the Province of Alberta filed a healthcare reimbursement claim in June 2012 against domestic and foreign tobacco ‘manufacturers,’ pursuant to the provisions of the Crown’s Right of Recovery Act 2009 enacted in that province. Imperial and the UK Companies have all been named as defendants. This case is at an early case management stage and Imperial and the UK Companies have filed defences. The province has stated its claim to be worth CAD$10 billion. No trial date has been set.

The government of the Province of Quebec filed a healthcare reimbursement claim in June 2012 against domestic and foreign tobacco ‘manufacturers’, pursuant to the provisions of the Tobacco Related Damages and Health Care Costs Recovery Act 2005 enacted in that province. Imperial, Investments, Industries, and Carreras Rothmans Limited have been named as defendants. Imperial and the other Canadian manufacturers’ constitutional challenge to the Quebec Medicaid Legislation was unsuccessful at both first instance and on appeal. Another manufacturer sought leave to appeal to the Supreme Court of Canada. Leave was refused on 5 May 2016. This case is at an early case management stage. Defences have been filed. Motions over admissibility of documents and damages discovery have been filed but not heard. The province is seeking CAD$60 billion. No trial date has been set.

The government of the Province of Prince Edward Island filed a health care reimbursement claim in September 2012 against domestic and foreign tobacco ‘manufacturers’, pursuant to the provisions of the Tobacco Damages and Health Care Costs Recovery Act 2009 enacted in that province. Imperial and the UK Companies have all been named as defendants. This case is at an early case management stage. A standstill agreement has been negotiated. Defences were filed in February 2015 and the next step will be document production, which will commence on or before September 2017. Damages have not been quantified by the province. No trial date has been set.

The government of the Province of Nova Scotia filed a healthcare reimbursement claim in January 2015 against tobacco industry defendants pursuant to the provisions of the Tobacco Health Care Costs Recovery Act 2005 enacted in that province. Imperial and the UK Companies have all been named as defendants. This case is at an early case management stage. A standstill agreement has been negotiated. Defences were filed in July 2015 and the next step will be document production, which will commence on or before 1 September 2017. Damages have not been quantified by the province. No trial date has been set.

(5)	Nigeria

As at 31 March 2017, six medical reimbursement actions filed by the federal government and five Nigerian states (Lagos, Kano, Gombe, Oyo, Ogun) were pending in the Nigerian courts. British American Tobacco (Nigeria) Limited (“BAT Nigeria”), the Company and Investments have been named as defendants in each of the cases. The plaintiffs in the six cases seek a total of approximately 11 trillion Nigerian naira (approximately £28 billion at current exchange rates) in damages, including special, anticipatory and punitive damages, restitution and disgorgement of profits, as well as declaratory and injunctive relief.

The federal action was filed on 6 November 2007 in the Federal High Court, and the five state actions were commenced in their respective High Courts on 9 May 2007 (Kano), 30 May 2007 (Oyo), 13 March 2008 (Lagos), 17 October 2008 (Gombe), and 26 February 2008 (Ogun). The suits claim that the state and federal government plaintiffs incurred costs related to the treatment of smoking-related illnesses resulting from allegedly tortious conduct by the defendants in the manufacture, marketing, and sale of tobacco products in Nigeria, and assert that the plaintiffs are entitled to reimbursement for such costs. The plaintiffs assert causes of action for negligence, negligent design, fraud and deceit, fraudulent concealment, breach of express and implied warranty, public nuisance, conspiracy, strict liability, indemnity, restitution, unjust enrichment, voluntary assumption of a special undertaking, and performance of another’s duty to the public.

The Company and Investments have made a number of challenges to the jurisdiction of the Nigerian courts. Such challenges are still pending (on appeal) against the federal government and the states of Lagos, Kano, Gombe and Ogun. The underlying cases are stayed or adjourned pending final outcome of these jurisdictional challenges. In the state of Oyo, on 13 November 2015 and 24 February 2017 respectively, the Company’s and Investments’ jurisdictional challenges were successful in the Court of Appeal and the issuance of the writ of summons was set aside.

(6)	South Korea

In April 2014, Korea’s National Health Insurance Service (“NHIS”) filed a healthcare recoupment action against KT&G (a Korean tobacco company), PM Korea and BAT Korea (including BAT Korea Manufacturing). The NHIS is seeking damages of approximately 54 billion Korean Won (approximately £37.4 million) in respect of healthcare costs allegedly incurred by the NHIS treating patients with lung (small cell and squamous cell) and laryngeal (squamous cell) cancer between 2003 and 2012. Court hearings in the case, which constitute the trial, commenced in September 2014 and remain ongoing.

(B)	Class actions

(1)	Brazil

As at 31 March 2017, there were two class actions being brought in Brazil. One is also a medical reimbursement claim (São Paulo Public Prosecutor’s Office), and is therefore discussed above.

In 1995, the Associação de Defesa da Saúde do Fumante (“ADESF”) class action was filed against Souza Cruz and Philip Morris in the São Paulo Lower Civil Court alleging that the defendants are liable to a class of smokers and former smokers for failing to warn of cigarette addiction. The case was stayed in 2004 pending the defendants’ appeal from a decision issued by the Lower Civil Court that held that the defendants had not met their burden of proving that cigarette smoking was not addictive or harmful to health.

On 12 November 2008, the São Paulo Court of Appeals overturned the lower court’s unfavourable decision of 2004, returning the case to the lower court for production of evidence and a new judgment. Following production of evidence, on 16 May 2011, the lower court granted Souza Cruz’s motion to dismiss the action in its entirety on the merits. The plaintiffs’ appeal to the São Paolo Court of Appeals was unsuccessful. The plaintiffs then filed a Special Appeal to the Superior Court of Justice, which was rejected under procedural grounds on 20 February 2017. The Plaintiffs filed an appeal in the Superior Court of Justice on 15 March 2017.

(2)	Canada

There are 11 class actions being brought in Canada against, among others, members of the BAT Group.

Knight is a “lights” class action: The Supreme Court of British Columbia certified a class of all consumers who purchased Imperial cigarettes in British Columbia bearing ‘light’ or ‘mild’ descriptors since 1974. The plaintiff is seeking compensation for amounts spent on ‘light and mild’ products and a disgorgement of profits from Imperial on the basis that the marketing of light and mild cigarettes was deceptive because it conveyed a false and misleading message that those cigarettes are less harmful than regular cigarettes.

On appeal, the appellate court confirmed the certification of the class, but limited any financial liability, if proven, to 1997 onward. Imperial’s third party claim against the federal government was dismissed by the Supreme Court of Canada. The federal government is seeking a parallel cost order of CAD$5 million from Imperial. After being dormant for several years, the plaintiff delivered a Notice of Intention to Proceed, and Imperial delivered an application to dismiss the action for delay. The application is scheduled to be heard in June 2017.

In December 2009, Imperial was served with a proposed class action filed by Ontario tobacco farmers and the Ontario Flue-Cured Tobacco Growers’ Marketing Board. The plaintiffs allege that Imperial and the Canadian subsidiaries of Philip Morris International and Japan Tobacco International failed to pay the agreed domestic contract price to the tobacco leaf growers used in products manufactured for the export market and ultimately smuggled back into Canada. The plaintiffs seek damages in the amount of CAD$50 million. Various preliminary challenges have been heard, the last being a motion for summary judgment on a limitation period. The motion was dismissed and ultimately, leave to appeal to the Ontario Court of Appeal was dismissed in November 2016. A certification hearing has yet to be scheduled.

There are currently two class actions in Quebec. On 21 February 2005, the Quebec Superior Court granted certification in two class actions against Imperial and two other domestic manufacturers, which have a combined value of CAD$21 billion plus interest and costs. The Court certified two classes, which include residents of Quebec who suffered from lung, throat and laryngeal cancer or emphysema as at November 1998 or developed these diseases thereafter and who smoked a minimum of 15 cigarettes a day for at least five years, and residents who were addicted to nicotine at the time the proceedings were filed and who have since remained addicted. Judgment was rendered on 27 May 2015. The plaintiffs were awarded moral and punitive damages and interest against Imperial and the Canadian subsidiaries of Philip Morris International and Japan Tobacco International in the amount of CAD$15.6 billion, of which Imperial’s share is CAD$10.4 billion. An appeal of the judgment was filed on 26 June 2015. The Court also awarded provisional execution pending appeal of CAD$1.131 billion, of which Imperial’s share was approximately CAD$742 million. This order was subsequently overturned by the Court of Appeal. Following the cancellation of the order for provisional execution, the plaintiffs filed a motion against Imperial and one other manufacturer seeking security in the amount of CAD $5 billion to guarantee, in whole or in part, the payment of costs of the appeal and the judgment. On 27 October 2015, the Court of Appeal ordered the parties to post security in the amount of CAD$984 million, of which Imperial’s share is CAD$758 million to be paid in seven equal quarterly instalments. The first instalment, of just over CAD$108 million, was paid on 31 December 2015 with subsequent instalments made on 31 March 2016, 30 June 2016, 30 September 2016 and 31 December 2016. Imperial filed its Factum on Appeal on 11 December 2015 and the appeal was heard in November 2016. A decision is under reserve.

Other Canadian Smoking and Health Class Actions: In June 2009, four new smoking and health class actions were filed in Nova Scotia (Semple), Manitoba (Kunta), Saskatchewan (Adams) and Alberta (Dorion) against Canadian and foreign manufacturers and foreign companies, including the UK Companies and Imperial. In Saskatchewan, the Company and Carreras Rothmans Limited have been released from the action. No date has been set for the certification motion hearing. There are service issues in relation to Imperial and the UK Companies in Alberta and in relation to the UK Companies in Manitoba. It is not possible to quantify the amounts of damages at this stage.

In July 2010, two further smoking and health class actions in British Columbia were served on Imperial and the UK Companies. The Bourassa claim is allegedly on behalf of all individuals who have suffered chronic respiratory disease and the McDermid claim proposes a class based on heart disease. Both claims state that they have been brought on behalf of those who have “smoked a minimum of 25,000 cigarettes.” The UK Companies and Imperial objected to jurisdiction. Subsequently, the Company and Carreras Rothmans Limited were released from Bourassa and McDermid. Imperial, Industries and Investments remain as defendants in both actions. No certification motion hearing date has been set. The Plaintiffs were due to deliver certification motion materials by 31 January 2015, but have not yet done so. Once the materials are delivered, the motions regarding jurisdiction/abuse of process matters will be dealt with. It is not possible to quantify the amounts of damages at this stage.

In June 2012, a new smoking and health class action was filed in Ontario (Jacklin) against the domestic manufacturers and foreign companies, including Imperial and the UK Companies. Imperial was served on 20 November 2012, and the UK Companies were served on 30 November 2012. The claim is presently in abeyance. It is not possible to quantify the amounts of damages at this stage.

(3)	Italy

In or about June 2010, BAT Italia was served with a class action filed in the Civil Court of Rome by the consumer association, Codacons, and three class representatives. The plaintiffs primarily asserted addiction-related claims. The class action lawsuit was rejected at the first instance (Civil Court of Rome) and appellate (Rome Court of Appeal) court levels. In July 2012, Codacons filed an appeal before the Italian Supreme Court. At a hearing on 21 January 2015, the Public Prosecutor’s Office agreed that the appeal should be rejected, and the Supreme Court reserved its decision. On 1 February 2017, the Supreme Court rejected Codacons’ appeal. Codacons’ deadline to file a motion for rehearing before the Supreme Court falls on or about 5 March 2018. It is not possible to quantify the amounts of damages at this stage.

(4)	Venezuela

In April 2008, the Venezuelan Federation of Associations of Users and Consumers (“FEVACU”) and Wolfang Cardozo Espinel and Giorgio Di Muro Di Nunno, acting as individuals, filed a class action against the Venezuelan government. The class action seeks regulatory controls on tobacco and recovery of medical expenses for future expenses of treating smoking-related illnesses in Venezuela. Both C.A Cigarrera Bigott Sucs. (“Cigarrera Bigott”) and ASUELECTRIC, represented by its president Giorgio Di Muro Di Nunno (who had previously filed as an individual), have been admitted as third parties by the Constitutional Chamber of the Supreme Court of Justice. A hearing date for the action is yet to be scheduled. It is not possible to quantify the amounts of damages at this stage.

(C)	Individual personal injury claims

As at 31 March 2017, the jurisdictions with the most number of active individual cases against BAT Group companies were, in descending order: Brazil (76), Italy (24), Chile (9), Argentina (8), Canada (6) and Ireland (2). There were a further four jurisdictions with one active case only.

18.1.5	Non-Tobacco Related Litigation

(A)	RAI / Lorillard Shareholder Litigation

In connection with the Lorillard Merger, the Company executed a Share Repurchase Agreement to acquire a sufficient number of RAI’s shares to maintain its approximate 42% equity stake in RAI after the Lorillard Merger.

On 8 August 2014, the Company was named as a defendant in an action in state court in North Carolina stemming from the announcement of the Lorillard Merger. The action was brought on behalf of a putative class of RAI shareholders alleging that the Company is a controlling shareholder of RAI and breached its fiduciary duty to the other RAI shareholders in connection with the Lorillard Merger.

On 28 August 2015, the court dismissed all claims against the Company. Among other things, the court found that the plaintiff had not properly alleged that the Company was a controlling shareholder of RAI and therefore that the Company did not owe a fiduciary duty to RAI’s other shareholders. On 20 December 2016, the North Carolina Court of Appeals reversed the trial court’s judgment with respect to the claims against the Company, finding the allegations that the Company was a controlling shareholder and breached its fiduciary duty to be sufficient to warrant further proceedings for the plaintiff to attempt to prove those allegations with evidence. On 4 January 2017, the Company moved to have the North Carolina Court of Appeals rehear the case en banc, and that motion was denied on 2 February 2017. On 17 February 2017, the Company filed a petition for discretionary review with the North Carolina Supreme Court, which the Plaintiff opposed on 27 February 2017.

(B)	Khosravi

In January 2014 an individual named Mehdi Khosravi issued a claim in the English High Court against the Company, as well as Al Aqili Trading LLC, Mohammed Saleh Al Aqili and Mohammed Saeed Mohamed Al Aqili (the “Al Aqili Defendants”). In September 2015, the claimant amended his claim to join B.A.T (U.K. and Export) Limited and B.A.T. Pars Company as defendants and served the claim on the Company and B.A.T (U.K. and Export) Limited (the “BAT UK Defendants”). B.A.T. Pars Company has not been served with the claim and therefore is currently not an active party to the proceedings.

The claimant sought damages of up to £1.5 billion for alleged personal injuries and economic loss which, he alleged, were caused by the Al Aqili Defendants acting as agents for the BAT UK Defendants and/or for which the BAT UK Defendants were vicariously liable. On 28 January 2016, the judge dismissed the case against the BAT UK Defendants and ordered that the claimant should pay their legal costs. The claimant then applied for permission to appeal the decision. Permission to appeal was refused on paper on 22 November 2016, but the claimant is entitled to a hearing to consider his application. The hearing is scheduled for 4 July 2017.

(C)	Georgian Competition Claim

In July 2016, OGT Ltd (“OGT”), a Georgian tobacco manufacturer, filed a claim in the Tbilisi City Court against British American Tobacco Georgia Limited (“BAT Georgia”) and BAT Georgia’s Representative Office in Tbilisi, as well as T&R Distribution Ltd, BAT Georgia’s exclusive distributor in Georgia, alleging anti-competitive practices on behalf of the defendants. In January 2017, OGT filed a revised pleading claiming damages of approximately $101 million. BAT Georgia and its Representative Office filed their revised defence again denying the allegations and a counterclaim in January 2017. On 10 February 2017, judgment was entered against BAT Georgia for $100,537,172. BAT Georgia’s counterclaim was dismissed and the Georgian court ordered that it would determine the price at which BAT Georgia’s brands would be sold. The judgment was appealed on 24 March 2017.

(D)	Fox River

(1)	Background to Environmental Liabilities Arising out of Contamination of the Fox River

In Wisconsin, the authorities have identified potentially responsible parties (“PRPs”) to fund the clean-up of river sediments in the lower Fox River. The pollution was caused by discharges of Polychlorinated Biphenyls (“PCBs”) from paper mills and other facilities operating close to the river. Among the PRPs is NCR Corporation (“NCR”).

In NCR’s Form 10-K Annual Report for the year ended 31 December 2014, the total clean-up costs for the Fox River are estimated at $825 million. This estimate is subject to uncertainties and does not include natural resource damages (“NRDs”). Total NRDs may range from $0 to $246 million, although NCR now only retains residual exposure to NRDs in the form of claims by other PRPs as the US Government has withdrawn its direct claims for NRDs against NCR.

Industries’ involvement with the environmental liabilities arises out of indemnity arrangements which it became party to due to a series of transactions that took place from the late 1970s onwards and subsequent litigation brought by NCR against Industries and Appvion Inc (“Appvion”) (a former BAT Group subsidiary) in relation to those arrangements which was ultimately settled. US authorities have never identified Industries as a PRP.

There has been a substantial amount of litigation in the United States involving NCR and Appvion regarding the responsibility for the costs of the clean-up operations. The current position can be summarised as follows:

As regards the upper portion of the Fox River, the District Court has ruled that NCR is liable in respect of this portion of the river because the river constitutes one site. That notwithstanding, the District Court has since indicated that NCR had no liability for that portion of the river because it did not discharge PCBs there.

As regards the mid and lower portions of the Fox River:

•	As a result of the US Government enforcement proceedings against it, NCR has been held jointly and severally liable in respect of the mid and lower portions of the Fox River. Consequently, NCR is responsible for the costs of cleaning up of the mid and lower portions of the river, subject to any right of contribution it has against other PRPs and any right to appeal.

•	Appvion on the other hand has been found not liable in respect of the clean-up (including NRDs) in the US Government enforcement proceedings.

•	The remaining element of the US Government enforcement proceedings (the US Government’s claim against NCR to recover costs it has incurred in relation to the clean-up) was scheduled to go to trial in May 2017 but those proceedings have now been stayed (as explained below).

•	NCR’s claims for contribution against the other PRPs in respect of the costs it has incurred in relation to the clean-up (and those PRPs’ cross-claims for contribution against NCR to recover the costs they have incurred and NRDs they have had to pay) were scheduled to go to trial in May 2017 but those proceedings have also been stayed (as explained below).

•	Appvion’s claims to recover from PRPs other than NCR monies that it spent on the clean-up prior to being held not liable were also due to go to trial at the same time but have been stayed as well.

(2)	Recent Settlements

On 22 December 2016, NCR and Appvion entered into a settlement agreement with certain of the other PRPs pursuant to which those PRPs released their contribution claims against NCR and Appvion released its claims against those PRPs. The provision has been updated accordingly.

On 17 January 2017, NCR and Appvion entered into a Consent Decree (a form of settlement agreement) with the US Government to resolve how the remaining clean-up will be funded and to resolve all outstanding claims between them.

The Consent Decree requires approval from the District Court in Wisconsin in order to be made final. The public had until 22 February 2017 to comment on the proposal, after which the Court will make a determination. It is anticipated that the Court approval process will take several months. The US Government enforcement action and the PRPs’ contribution claims have been stayed pending the outcome of the Court approval process.

If the Consent Decree is approved its principal effects will, in summary, be as follows:

•	NCR will perform and fund all of the remaining Fox River remediation work by itself.

•	The US Government enforcement proceedings will be settled, with NCR having no liability to meet the US Government’s claim for costs it has incurred in relation to the clean-up to date and only a secondary responsibility to meet certain future costs. NCR will have no liability to the US Government for NRDs.

•	NCR will cease to pursue its contribution claims against the other PRPs and in return will receive contribution protection which means that the other PRPs will not be able to pursue their contribution claims against NCR. NCR will, however, have the right to reinstate its contribution claims if the other PRPs decide to continue to pursue certain contractual claims against NCR.

•	Appvion will also cease to pursue its claims against the other PRPs to recover monies that it has spent on the clean-up and in return will receive contribution protection. Appvion will, however, have the right to reinstate its claims if the other PRPs decide to continue to pursue certain claims against Appvion.

(3)	Industries’ Involvement with Environmental Liabilities Arising out of the Contamination of the Fox River

NCR has taken the position that, under the terms of a 1998 Settlement Agreement between it, Appvion and Industries and a 2005 arbitration award, Industries and Appvion generally had a joint and several obligation to bear 60% of the Fox River environmental remediation costs imposed on NCR and of any amounts NCR has to pay in respect of other PRPs’ contribution claims.

Until May 2012, Appvion and the AWA Entities paid the 60% share of the clean-up costs and Industries was never required to contribute. Around that time Appvion refused to continue to pay clean-up costs, leading to NCR demanding that Industries pay a 60% share.

Industries commenced proceedings against Windward and Appvion in December 2011 seeking indemnification in respect of any liability it might have to NCR (the “English Indemnity Proceedings”) pursuant to a 1990 de-merger agreement between those parties.

(4)	Funding Agreement of 30 September 2014

On 30 September 2014, Industries entered into the “Funding Agreement” with Windward, Appvion, NCR and BTI 2014 LLC (“BTI”) (a wholly owned subsidiary of Industries). Pursuant to the Funding Agreement, the English Indemnity Proceedings and a counterclaim Appvion had brought in those proceedings, as well as an NCR-Appvion arbitration concerning Appvion’s indemnity to NCR, were discontinued as part of an overall agreement between the parties providing a framework through which they would together fund the ongoing costs of the Fox River clean-up. Under the agreement, NCR has agreed to accept funding by Industries at the lower level of 50% of the ongoing clean-up related costs of the Fox River (rather than the 60% referenced above; this remains subject to an ability to litigate the extent to which a further 10% of the costs ought to be allocated at a later stage). In addition, Windward has contributed $10 million of funding and Appvion has contributed $25 million for Fox River and Appvion has agreed to contribute $25 million for the Kalamazoo River (see further below).

The parties also agreed to cooperate in order to maximise recoveries from certain claims made against third parties, including (i) a claim commenced by Windward in the High Court of England & Wales (the High Court) against Sequana and the former Windward directors (the “Windward Dividend Claim”). That claim was assigned to BTI under the Funding Agreement, and relates to dividend payments made by Windward to Sequana of around €443 million in 2008 and €135 million in 2009 (the “Dividend Payments”) and (ii) a claim commenced by Industries directly against Sequana to recover the value of the Dividend Payments alleging that the dividends were paid for the purpose of putting assets beyond the reach of Windward’s creditors (including Industries) (the “BAT section 423 Claim”).

A trial of the Windward Dividend Claim and the BAT section 423 Claim took place before the English High Court between February and April 2016. Judgment was handed down by the High Court on 11 July 2016. The Court held that the 2009 Dividend Payment of €135 million was a transaction at an undervalue made with the intention of putting assets beyond the reach of Industries or of otherwise prejudicing Industries’ interests. It therefore contravened Section 423 of the Insolvency Act. The Court dismissed the Windward Dividend Claim.

BTI sought permission to appeal in respect of the Judge’s findings in relation to the Windward Dividend Claim. Sequana sought permission to appeal the Judge’s findings in relation to the BAT section 423 Claim. On 13 and 16 January 2017 and 3 February 2017, further hearings took place to determine the precise form of relief to be awarded to Industries and to hear the parties’ applications for permission to appeal. Judgment was handed down on 10 February 2017. In respect of relief, the Court ordered that Sequana must pay BTI an amount up to the full value of the 2009 Dividend plus interest (which equates to around $185 million). This figure is subject to increase as interest is continuing to accrue. Sequana must make an initial payment of around $138.4 million and further payments going forward as and when Industries makes payments in respect of clean-up costs. In respect of appeals, the Court granted BTI and Sequana permission to appeal. The appeal hearing is expected to take place during 2018. The Court also granted Sequana a stay in respect of the above payments it has been ordered to make pending Sequana’s appeal being resolved. On 15 February 2017 Sequana entered into a process in France seeking court protection (the “Sauvegarde”).

BTI has brought claims against certain of Windward’s former advisers, including Windward’s auditors at the time of the dividend payments, PricewaterhouseCoopers LLP (which claims were also assigned to BTI under the Funding Agreement). Those claims are currently subject to a stay.

The sums Industries has agreed to pay under the Funding Agreement are subject to ongoing adjustment, as clean-up costs can only be estimated in advance of the work being carried out and as certain sums payable are the subject of ongoing US litigation. In 2016, Industries paid £6 million in respect of clean-up costs and is potentially liable for a further £159 million in future clean-up costs. From 2011, Industries has had a provision in place. This provision is currently £163 million which represents the current best estimate of its exposure.

(E)	Kalamazoo River

Industries is aware that NCR is also being pursued by Georgia Pacific, as the owner of a facility on the Kalamazoo River in Michigan which released PCBs into that river. Georgia-Pacific has been designated as a PRP in respect of the river.

Georgia-Pacific contends that NCR is responsible for, or should contribute to, the clean-up costs, because:

•	a predecessor to NCR’s Appleton Papers Division sold “broke” containing PCBs to Georgia-Pacific or others for recycling;

•	NCR itself sold paper containing PCBs to Georgia-Pacific or others for recycling; and/or

•	NCR is liable for sales to Georgia-Pacific or others of PCB-containing broke by Mead Corporation, which, like the predecessor to NCR’s Appleton Papers Division, coated paper with the PCB containing emulsion manufactured by NCR.

A full trial on liability took place in February 2013. On 26 September 2013, the Michigan Court held that NCR was liable as a PRP on the basis that broke sales constituted an arrangement for the disposal of hazardous material for the purposes of the Comprehensive Environmental Response, Compensation and Liability Act. The decision was based on NCR’s knowledge of the hazards of PCBs from at least 1969, but the Court did not specify directly the entity or entities whose broke sales form the basis of NCR’s liability. NCR will have the ability to appeal the ruling once a final judgment has been entered or it has been otherwise certified for appeal.

The second phase of the Kalamazoo trial to determine the apportionment of liability amongst NCR, Georgia-Pacific and the other PRPs (International Paper Company and Weyerhaeuser Company) took place between September and December 2015. The parties are currently waiting for the Court to hand down its judgment. The Court may or may not also rule on the allocation of future costs. Industries anticipates that NCR may seek to recover from Appvion (subject to a cap of $25 million for “Future Sites” under the Funding Agreement as described above) and/or Industries 60% of any Kalamazoo clean-up costs for which it is found liable on the basis, it would be asserted, that the river constitutes a “Future Site” for the purposes of the Settlement Agreement. Industries believes it may have defences to any such claim by NCR. The Funding Agreement described above does not resolve any such claims, but does provide an agreed mechanism pursuant to which any surplus from the valuable recoveries of any third party claims that remains after all Fox River related clean-up costs have been paid and Industries and NCR have been made whole may be applied towards Kalamazoo clean-up costs, in the event that NCR were to be successful in any claim for a portion of them from Industries or Appvion (subject to Appvion’s cap). The quantum of the clean-up costs for the Kalamazoo River is presently unclear (as is the extent of NCR’s liability in respect of such costs), but could run into the hundreds of millions of dollars. A witness on behalf of Georgia Pacific testified in the trial concerning apportionment of liability that the cost of performing future remediation in Operable Unit 5 of the Kalamazoo River was in the order of $670 million. Operable Unit 5 is the Kalamazoo River itself, as distinct from the other Operable Units which are landfills or other facilities adjoining the Kalamazoo River. Remediation of these other Operable Units has largely been completed except for monitoring.

As detailed above, Industries is taking active steps to protect its interests, including seeking to procure the repayment of the Windward dividends, pursuing the other valuable claims that are now within its control, and working with the other parties to the Funding Agreement to maximise recoveries from third parties with a view to ensuring that amounts funded towards clean up related costs are later recouped under the agreed repayment mechanisms.

18.1.6	BAT Litigation Conclusion

While it is impossible to be certain of the outcome of any particular case or of the amount of any possible adverse verdict, the Directors believe that the defences of the BAT Group’s companies to all these various claims are meritorious on both the law and the facts, and a vigorous defence is being made everywhere. An adverse judgment was entered against one BAT Group company, Imperial, in the Quebec class actions and an appeal has been made. If further adverse judgments are entered against any of the BAT Group’s companies in any case, all avenues of appeal will be pursued. Such appeals could require the appellants to post appeal bonds or substitute security (as has been necessary in Quebec) in amounts which could in some cases equal or exceed the amount of the judgment.

BAT has the benefit of the RJR Tobacco Indemnification with regard to US litigation (excluding the litigation brought by the shareholders of RAI and the Ratcliff personal injury action). Following Completion, this indemnity would be as between members of the Combined Group, and as such the Combined Group would not benefit from an indemnification by an external party.

At least in the aggregate, and despite the quality of defences available to the BAT Group, it is not impossible that the BAT Group’s results of operations or cash flows in particular quarterly or annual periods could be materially affected by this and by the final outcome of any particular litigation.

Having regard to all these matters, with the exception of the Fox River matter, the BAT Group does not consider it appropriate to make any provision in respect of any pending litigation. The BAT Group does not believe that the ultimate outcome of this litigation will significantly impair the BAT Group’s financial condition.

18.1.7	Tax Disputes

The BAT Group has exposures in respect of the payment or recovery of a number of taxes. The BAT Group is and has been subject to a number of tax audits covering, among others, excise tax, value added taxes, sales taxes, corporate taxes, withholding taxes and payroll taxes.

The estimated costs of known tax obligations have been provided in these accounts in accordance with BAT Group’s accounting policies. In some countries, tax law requires that full or partial payment of disputed tax assessments be made pending resolution of the dispute. To the extent that such payments exceed the estimated obligation, they would not be recognised as an expense.

The following matters may proceed to litigation:

(A)	Brazil

The Brazilian Federal Tax Authority has filed claims against Souza Cruz seeking to reassess the profits of overseas subsidiaries to corporate income tax and social contribution tax. The reassessments are for the years 2004 until and including 2012 for a total amount of R$1,386 million (approximately £345 million) to cover tax, interest and penalties. The 2011 and 2012 reassessments were raised in December 2016.

Souza Cruz appealed all reassessments. Regarding the first assessments (2004-2006) Souza Cruz’s appeal was rejected in 2013 although the written judgement of that tribunal was received in 2016. Souza Cruz has appealed the decision. The appeal against the second assessments (2007 and 2008) was upheld at the second tier tribunal and was closed. In 2015 a further reassessment for the same period was raised after the five-year statute of limitation. This has been appealed to the administrative level special chamber.

Souza Cruz received further reassessments in 2014 for the 2009 calendar year and in 2015 an assessment for the 2010 calendar year. Souza Cruz appealed both the reassessments in full. In December 2016, assessments were received for the calendar years 2011 and 2012 which have also been appealed.

(B)	South Africa

In 2011 the South African Revenue Service (“SARS”) challenged the debt financing of British American Tobacco South Africa (“BATSA”) and reassessed the years 2006 to 2008. BATSA has objected to and appealed this reassessment. In 2014, SARS also reassessed the years 2009 and 2010. In 2015, BATSA has filed formal Notices of Appeal and detailed objection letters against the 2009 and 2010 assessments and has reserved its right to challenge the constitutionality of the assessment at a later date. In 2016, SARS has filed a Statement of Grounds of Assessment and BATSA is due to file its Statement of Grounds of Appeal in early 2017. Across the period from 2006 to 2010, the reassessments are for R1.92 billion (£112 million) covering both tax and interest.

(C)	Netherlands

The Dutch tax authority has issued assessments for the years 2008, 2009, 2011 and 2012 in the sum of €202 million (approximately £172 million) to cover tax, interest and penalties. The assessments relate to a number of intra-group transactions. Objection letters have been filed against the 2008, 2009, 2011 and 2012 assessments. In April 2017, an assessment was issued for the year 2010 for an amount of €14 million (£12 million) to cover tax, interest and penalties. A pro-forma objection letter has been filed against this assessment.

The Directors believe that the BAT Group’s companies have meritorious defences in law and fact in each of the above matters in Brazil, South Africa and the Netherlands, and intends to pursue each dispute through the judicial system as necessary. The Directors do not consider it appropriate to make provision for these amounts assessed nor for any potential further amounts which may be assessed in subsequent years.

While the amounts that may be payable or receivable in relation to these tax disputes could be material to the results or cash flows of the BAT Group in the period in which they are recognised, the Board does not expect these amounts to have a material effect on the BAT Group’s financial condition.

18.1.8	VAT and Duty Disputes

In Bangladesh, British American Tobacco Bangladesh Company Limited (“BATBC”), the operating company, is in receipt of a retrospective notice of imposition and realisation of VAT and supplementary duty on low price category brands from the National Board of Revenue for approximately £186 million. BATBC is alleged to have evaded tax by selling the products in the low price segments rather than the mid-tier price segments. Management believe that the claims are unfounded. Litigation proceeded during 2016. The issue is currently awaiting outcome from the Supreme Court, and a 10% deposit may have to be paid during 2017 in order to pursue any appeal.

18.2	RAI Litigation

Subject to the matters disclosed below, there are not and have not been, since the date 12 months prior to the date of this document, any governmental, legal or arbitration proceedings (including any such proceedings which are pending or threatened of which RAI is aware) which may have, or have had in the recent past, significant effects on RAI or the RAI Group’s financial position or profitability and the RAI Group is not currently engaged (whether as claimant or respondent) in any material litigation and there are no material claims against RAI.

18.2.1	RAI litigation overview

Litigation, claims, and other legal proceedings relating to the use of, exposure to, or purchase of tobacco products are pending or may be instituted in the future against RJR Tobacco Company (including as successor by merger to Lorillard Tobacco), American Snuff Co., SFNTC, RJR Vapor, RAI, Lorillard, other RAI affiliates, and indemnitees (including but not limited to B&W) (the “Reynolds Defendants”). These pending legal proceedings include claims relating to cigarette products manufactured by RJR Tobacco Company, Lorillard Tobacco, SFNTC or certain of their affiliates or indemnitees, smokeless tobacco products manufactured by American Snuff Co., and e-cigarette products manufactured on behalf of and marketed by RJR Vapor. A discussion of the legal proceedings relating to cigarette products (and e-cigarettes) is set forth in paragraph 18.2.2 of this Part XIX. All of the references under that heading to tobacco-related litigation, smoking and health litigation and other similar references are references to legal proceedings relating to cigarette products or e-cigarettes, as the case may be, and are not references to legal proceedings involving smokeless tobacco products, and case numbers under that heading include only cases involving cigarette products and e-cigarettes. The legal proceedings relating to the smokeless tobacco products manufactured by American Snuff Co. are discussed separately in paragraph 18.2.8 below.

In connection with the B&W Business Combination, RJR Tobacco Company undertook certain indemnification obligations with respect to B&W and its affiliates, including its indirect parent, BAT, that are described in paragraph 18.2.2 below. In connection with the Lorillard Merger and Divestiture, as applicable, RAI and RJR Tobacco Company undertook certain indemnification obligations that are described in paragraphs 18.2.11(A), 18.2.11(B) and 18.2.11(C) of this Part XIX. In addition, in connection with the sale of the non-U.S. operations and business of the NATURAL AMERICAN SPIRIT brand, the Sellers have agreed to indemnify the buyer for certain claims, described in paragraph 18.2.11(A) below.

(A)	Theories of Recovery

The plaintiffs seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, medical monitoring and violations of state and federal antitrust laws. In certain of these cases, the plaintiffs claim that cigarette smoking exacerbated injuries caused by exposure to asbestos or, in the case of certain claims asserted against Lorillard Tobacco, that they were injured by exposure to filters containing asbestos used in one cigarette brand for roughly four years before 1957 (the “Filter Cases”).

The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, and injunctive and other equitable relief. Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even billions of dollars. The variability in pleadings in multiple jurisdictions, together with the actual experience of RAI management in litigating claims, demonstrate that the monetary relief that may be specified in a lawsuit bears little relevance to the ultimate outcome. As such, RAI does not seek to track the quantum of damages sought for litigation cases. As discussed below, the RAI Group records any loss concerning litigation at such time as an unfavourable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis.

(B)	Defences

The defences raised by Reynolds Defendants include, where applicable and otherwise appropriate, preemption by the Federal Cigarette Labeling and Advertising Act of some or all claims arising after 1969, or by the Comprehensive Smokeless Tobacco Health Education Act for claims arising after 1986, the lack of any defect in the product, assumption of the risk, contributory or comparative fault, lack of proximate cause, remoteness, lack of standing, statutes of limitations or repose and others. RAI, RJR and Lorillard have asserted additional defences, including jurisdictional defences, in many of the cases in which they are named.

(C)	Accounting for Tobacco-Related Litigation Contingencies

In accordance with GAAP, RAI and its subsidiaries record any loss concerning litigation at such time as an unfavourable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. For the reasons set forth below, RAI’s management continues to conclude that the loss of any particular pending tobacco-related litigation claim against the Reynolds Defendants, when viewed on an individual basis, is not probable, except for certain Engle Progeny cases noted below.

Reynolds Defendants believe that they have valid defences to the tobacco-related litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending tobacco-related litigation that set forth and discuss a number of grounds and defences that they and their counsel believe have a valid basis in law and fact. With the exception of the Engle Progeny cases described below, Reynolds Defendants continue to win the majority of tobacco-related litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them, including Engle Progeny cases, continue to be dismissed at or before trial. Based on their experience in tobacco-related litigation and the strength of the defences available to them in such litigation, Reynolds Defendants believe that their successful defence of tobacco-related litigation in the past will continue in the future.

The RAI Group’s condensed consolidated balance sheet (unaudited) as at 31 March 2017, contains accruals for the following Engle Progeny cases: Starr-Blundell, Monroe, and Ward (for attorneys’ fees and interest only with respect to Ward). In the first quarter of 2017, RJR Tobacco Company paid approximately $42.8 million in satisfaction of the judgment, including attorneys’ fees and interest, in Buonomo. Other accruals include an amount for the estimated costs of the corrective communications in the US Department of Justice case. As other cases proceed through the appellate process, RAI will evaluate the need for further accruals on an individual case-by-case basis if an unfavourable outcome becomes probable and the amount can be reasonably estimated.

(D)	Approach to Defence and Settlement

It is the policy of Reynolds Defendants to defend tobacco-related litigation claims vigorously; generally, Reynolds Defendants and indemnitees do not settle such claims. However, Reynolds Defendants may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. Exceptions to this general approach include, but are not limited to, actions taken pursuant to “offer of judgment” statutes, described in paragraph 18.2.2(D) of this Part XIX (and Filter Cases, as described below in paragraph 18.2.2(F), as well as other historical examples discussed immediately below.

With respect to smoking and health tobacco litigation claims, the only significant settlements reached by RJR Tobacco Company, Lorillard Tobacco and B&W involved:

•	the State Settlement Agreements;

•	the original Broin flight attendant case discussed in paragraph 18.2.2(D) of this Part XIX; and

•	most of the Engle Progeny cases pending in federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases.

The circumstances surrounding the State Settlement Agreements and the funding of a trust fund to benefit the tobacco growers are readily distinguishable from the current categories of tobacco-related litigation claims involving Reynolds Defendants. In the claims underlying the State Settlement Agreements, the states sought to recover funds paid for health care and medical and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. The State Settlement Agreements settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and contain releases of various additional present and future claims. In accordance with the MSA, various tobacco companies agreed to fund a $5.2 billion trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers. A discussion of the State Settlement Agreements, and a table depicting the related payment schedule, is set forth in paragraph 18.2.2(G).

As with claims that were resolved by the State Settlement Agreements, the other cases settled by RJR Tobacco Company, Lorillard Tobacco and/or B&W can be distinguished from existing cases pending against the Reynolds Defendants. The original Broin case, discussed in paragraph 18.2.2(D) of Part XIX, was settled in the middle of trial during negotiations concerning a possible nation-wide settlement of claims similar to those underlying the State Settlement Agreements.

The federal Engle Progeny cases likewise presented exceptional circumstances not present in the state Engle Progeny cases or elsewhere. All of the federal Engle Progeny cases subject to the settlement were pending in the same court, were coordinated by the same judge, and involved the same sets of plaintiffs’ lawyers. Moreover, RJR Tobacco Company settled only after approximately 90% of the federal Engle Progeny cases otherwise had been resolved. A discussion of the Engle Progeny cases and the settlement of the federal Engle Progeny cases is set forth in paragraph 18.2.2(C) of this Part XIX.

In 2010, RJR Tobacco Company entered into a comprehensive agreement with the Canadian federal, provincial and territorial governments, which resolved all civil claims related to the movement of contraband tobacco products in Canada during the period 1985 through 1999 that the Canadian governments could assert against RJR Tobacco Company and its affiliates. These claims involved different theories of recovery than the other tobacco-related litigation claims pending against the Reynolds Defendants.

Also, in 2004, RJR Tobacco Company and B&W separately settled the antitrust case DeLoach v. Philip Morris Cos., Inc., which was brought by a unique class of plaintiffs: a class of all tobacco growers and tobacco allotment holders. The plaintiffs asserted that the defendants conspired to fix the price of tobacco leaf and to destroy the federal government’s tobacco quota and price support programme.

Despite legal defences they believed to be valid, RJR Tobacco Company and B&W separately settled this case to avoid a long and contentious trial with the tobacco growers. The DeLoach case involved different types of plaintiffs and different theories of recovery under the antitrust laws than the other tobacco-related litigation claims pending against the Reynolds Defendants.

Finally, as discussed in paragraph 18.2.3 of this Part XIX, RJR Tobacco Company, B&W and Lorillard Tobacco each has settled certain cases brought by states concerning the enforcement of State Settlement Agreements. Despite legal defences believed to be valid, these cases were settled to avoid further contentious litigation with the states involved. These enforcement actions involved alleged breaches of State Settlement Agreements based on specific actions taken by particular defendants. Accordingly, any future enforcement actions involving State Settlement Agreements will be reviewed by RJR Tobacco Company on the merits and should not be affected by the settlement of prior enforcement cases.

(E)	Cautionary Statement

Even though RAI’s management continues to believe that the loss of particular pending tobacco-related litigation claims against Reynolds Defendants, when viewed on an individual case-by-case basis, is not probable or estimable (except for certain Engle Progeny and Filter cases described below), the possibility of material losses related to such litigation is more than remote. Litigation is subject to many uncertainties, and generally, it is not possible to predict the outcome of any particular litigation pending against Reynolds Defendants, or to reasonably estimate the amount or range of any possible loss.

Although Reynolds Defendants believe that they have valid bases for appeals of adverse verdicts in their pending cases and valid defences to all actions and intend to defend them vigorously as described above, it is possible that there could be further adverse developments in pending cases, and that additional cases could be decided unfavourably against Reynolds Defendants. Determinations of liability or adverse rulings in such cases or in similar cases involving other cigarette manufacturers as defendants, even if such judgments are not final, could have a material adverse effect on the litigation against Reynolds Defendants and could encourage the commencement of additional tobacco-related litigation. Reynolds Defendants also may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. In addition, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation.

Although it is impossible to predict the outcome of such events on pending litigation and the rate new lawsuits may be filed against Reynolds Defendants, a significant increase in litigation or in adverse outcomes for tobacco defendants, or difficulties in obtaining the bonding required to stay execution of judgments on appeal, could have a material adverse effect on any or all of these entities. Moreover, notwithstanding the quality of defences available to Reynolds Defendants in litigation matters, it is possible that RAI’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending litigation or future claims against Reynolds Defendants.

18.2.2	Litigation Affecting the Cigarette Industry

In connection with the B&W Business Combination, RJR Tobacco Company agreed to indemnify B&W and its affiliates against, among other things, certain litigation liabilities, costs and expenses incurred by B&W or its affiliates arising out of the US cigarette and tobacco business of B&W. Also, in connection with the Lorillard Merger, Lorillard Tobacco was merged into RJR Tobacco Company with RJR Tobacco Company being the surviving entity, Lorillard Tobacco ceasing to exist, and RJR Tobacco Company succeeding to Lorillard Tobacco’s liabilities, including Lorillard Tobacco’s litigation liabilities, costs and expenses (“Lorillard Tobacco Merger”). Although Lorillard Tobacco no longer exists as a result of the Lorillard Tobacco Merger, it will remain as a named party in cases pending on the date of the Lorillard Tobacco Merger until courts grant motions to substitute RJR Tobacco Company for Lorillard Tobacco or the claims are dismissed. The cases discussed below include cases brought against RJR Tobacco Company, Lorillard Tobacco and their affiliates and indemnitees, including RAI, RJR, B&W and Lorillard. Cases brought against SFNTC and RJR Vapor also are discussed.

During the first quarter of 2017, 28 tobacco-related cases were served against Reynolds Defendants. On 31 March 2017, there were, subject to the exclusions described immediately below, 288 cases pending against Reynolds Defendants: 271 in the United States and 17 in Canada, as compared with 275 total cases on 31 March 2016. Of the US cases pending on 31 March 2017, 39 were pending in federal court, 231 in state court and one in tribal court, primarily in the following states: Maryland (52 cases); Illinois (48 cases); Florida (28 cases); Massachusetts (24 cases) New York (21 cases); Missouri (17 cases); New Mexico (15 cases); and California (12 cases). The US case numbers exclude the approximately 564 individual smoker cases pending in West Virginia state court as a consolidated action, 2,777 Engle Progeny cases, involving approximately 3,570 individual plaintiffs, and 2,352 Broin II cases.

The following table lists the categories of the US tobacco-related cases pending against Reynolds Defendants as at 31 March 2017, and the increase or decrease from the number of cases pending against Reynolds Defendants as at 31 December 2016.

Case Type	US Case Numbers as at 31 March 2017	Increase/Decrease in Number of Cases Since 31 December 2016
Individual Smoking and Health	137	5
West Virginia IPIC (Number of Plaintiffs)[1]	1 (approx. 564)	No change
Engle Progeny (Number of Plaintiffs)[2]	2,777 (approx. 3,570)	(45) (75)
Broin II	2,352	(54)
US Class Actions	27	2
Filter Cases	78	No change
US Health-Care Cost Recovery	2	No change
State Settlement Agreements—Enforcement and Validity; Adjustments	2	(26)
Other Litigation and Developments	24	3

1	Includes as one case the approximately 564 cases pending as a consolidated action In Re: Tobacco Litigation Individual Personal Injury Cases, sometimes referred to as West Virginia IPIC cases, described below. The West Virginia IPIC cases have been separated from the Individual Smoking and Health cases for reporting purposes.

2	The Engle Progeny cases have been separated from the Individual Smoking and Health cases for reporting purposes. The number of cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed.

Exclusive of Engle Progeny cases, there were 31 cases scheduled for trial as at 31 March 2017 through 31 March 2018, for RJR Tobacco Company, B&W, Lorillard Tobacco or their affiliates and indemnitees: four individual smoking and health cases, 25 Filter Cases and two other non-smoking and health cases. There were also approximately 98 Engle Progeny cases against RJR Tobacco Company, B&W and/or Lorillard Tobacco set for trial through 31 March 2018. It is not known how many of these cases will actually be tried.

From 1 January 2014 through 31 March 2017, 131 individual smoking and health, Engle Progeny, Filter and health-care cost recovery cases in which RJR Tobacco Company, B&W and/or Lorillard Tobacco were defendants were tried, including ten trials for cases where mistrials were declared in the original proceedings. Verdicts in favour of RJR Tobacco Company, B&W and Lorillard Tobacco (and, in some cases, other defendants) were returned in 63 cases. Those cases were tried in Florida (40), California (1) and New Jersey (1), and include 21 mistrials in Florida. Verdicts in favour of the plaintiffs were returned in 61 cases tried in Florida, and one in California. Four cases in Florida were dismissed during trial. One case in Florida was a retrial only as to the amount of damages. In another case in Florida, the jury entered a partial verdict that did not include compensatory or punitive damages, and post-trial motions are pending.

(A)	Individual Smoking and Health Cases

As at 31 March 2017, 137 individual cases were pending in the United States against RJR Tobacco Company, B&W (as RJR Tobacco Company’s indemnitee), Lorillard Tobacco or all three. This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty, and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs, and punitive damages. The category does not include the Broin II, Engle Progeny, Filter Cases or West Virginia IPIC cases discussed below. One of the individual cases is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to environmental tobacco smoke (“ETS”). The amount of damages in these pending individual smoking and health cases has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to these matters. The following chart reflects the verdicts in the non-Engle Progeny smoking and health cases, health-care cost recovery cases or Filter Cases that have been tried and remain pending as at 31 March 2017, in which verdicts have been returned against RJR Tobacco Company, B&W or Lorillard Tobacco, or all three.

Date of Verdict	Case Name/Type	Jurisdiction	Verdict
17 August 2006	United States v. Philip Morris USA, [Governmental Health-Care Cost Recovery]	US District Court, District of Columbia, (Washington, D.C.)	RJR Tobacco Company, B&W and Lorillard Tobacco were found liable for civil RICO claims; were enjoined from using certain brand descriptors and from making certain misrepresentations; and were ordered to make corrective communications on five subjects, including smoking and health and addiction, to reimburse the US Department of Justice appropriate costs associated with the lawsuit, and to maintain document web sites.
26 May 2010	Izzarelli v. R. J. Reynolds Tobacco Co. [Individual]	US District Court, District of Connecticut, (Bridgeport, CT)	$13.76 million in compensatory damages; 58% of fault assigned to RJR Tobacco Company, which reduced the award to $7.98 million against RJR Tobacco Company; $3.97 million in punitive damages.
13 September 2013	DeLisle v. A. W. Chesterton Co. [Filter]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$8 million in compensatory damages; 44% of fault assigned to Lorillard Tobacco, which reduced the award to $3.52 million against Lorillard Tobacco.
30 July 2014	Major v. Lorillard Tobacco Co. [Individual]	Superior Court, Los Angeles County, (Los Angeles, CA)	$17.74 million in compensatory damages; 17% of fault assigned to Lorillard Tobacco, which reduced the award to $3.78 million against Lorillard Tobacco.
8 July 2015	Larkin v. R. J. Reynolds Tobacco Co. [Individual]	Circuit Court, Miami-Dade County, (Miami, FL)	$4.96 million in compensatory damages; 62% of fault assigned to RJR Tobacco Company; $8.5 million in punitive damages. Comparative fault did not apply to the final judgment.

(B)	West Virginia IPIC

In re: Tobacco Litigation Individual Personal Injury Cases (Cir. Ct. Ohio County, W. Va., filed beginning in 1999), is a series of roughly 1,200 individual cases asserting claims against Philip Morris USA, Lorillard Tobacco, RJR Tobacco Company, B&W and The American Tobacco Company based on alleged personal injuries. The cases were consolidated for a Phase I trial on various defence conduct issues, to be followed in Phase II by individual trials of remaining claims. On 15 May 2013, the Phase I jury found that defendants’ cigarettes were not defectively designed; defendants’ cigarettes were not defective due to a failure to warn before 1 July 1969; defendants were not negligent, did not breach warranties, and did not engage in conduct warranting punitive damages; and defendants’ ventilated filter cigarettes manufactured and sold between 1964 and 1 July 1969 were defective for a failure to instruct. In November 2014, the West Virginia Supreme Court affirmed the verdict. On 8 June 2015, the US Supreme Court denied the plaintiffs’ petition for writ of certiorari. On the same date, the trial court issued an order finding that only 30 plaintiffs are alleged to have smoked ventilated filter cigarettes in the relevant period. On 9 October 2015, the trial court outlined the procedures for resolving the claims of the 30 Phase II plaintiffs, which claims will focus on whether plaintiffs blocked cigarette vents and, if so, whether blocking proximately caused their alleged injuries. Five cases were selected to be the first claims tried, and they were tentatively scheduled to be tried beginning on 1 May 2017. In June 2016, the court granted the defendants’ motion to compel and required the plaintiffs to file additional expert disclosures necessary to attempt to proceed with their claims. The court will set a revised discovery and trial schedule after the expert disclosures are tested for admissibility, and it pushed the tentative trial date to May 2018. The amount of damages in this litigation has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to this matter.

In addition to the foregoing claims, various plaintiffs in 1999 and 2000 asserted claims against retailers and distributors. Those claims were severed and stayed pending the outcome of Phase I. Also, 41 plaintiffs asserted smokeless tobacco claims against various smokeless manufacturers, including 14 claims against certain Reynolds Defendants. Those claims were severed from IPIC in 2001, and are discussed in paragraph 18.2.8 below.

(C)	Engle and Engle Progeny Cases

In July 1998, trial began in Engle v. R. J. Reynolds Tobacco Co.(Cir.Ct. Miami-Dade County, Fla), a then-certified class action filed against US cigarette manufacturers, including RJR Tobacco Company, B&W, Lorillard Tobacco, Philip Morris USA, and others. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between 5 May 1990, and 21 November 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in Phase I found against RJR Tobacco Company, B&W, Lorillard Tobacco and the other defendants on common issues relating to the defendants’ conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.

On 14 July 2000, the jury in Phase II awarded the then-certified class a total of approximately $145 billion in punitive damages, which were apportioned $36.3 billion to RJR Tobacco Company, $17.6 billion to B&W, $16.3 billion to Lorillard Tobacco and the remainder to other defendants. The defendants appealed.

On 21 December 2006, the Florida Supreme Court prospectively decertified the class and set aside the jury’s Phase II punitive damages award. But the court preserved certain of the jury’s Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information, and conspired. The court also authorised former class members to file individual lawsuits within one year, and it stated that the preserved findings would have res judicata effect in those actions.

In the year after the Florida Supreme Court’s Engle decision, putative class members filed thousands of individual actions against RJR Tobacco Company, B&W, Lorillard Tobacco, Philip Morris USA, and the other Engle defendants (“Engle Progeny cases”). As at 31 March 2017, 2,765 Engle Progeny cases were pending in state courts, and 12 Engle Progeny cases were pending in federal court against RJR Tobacco Company, B&W and/or Lorillard Tobacco. Those cases include claims by or on behalf of approximately 3,570 plaintiffs. As at 31 March 2017, RJR Tobacco Company also was aware of nine additional Engle Progeny cases that have been filed but not served. The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an “offer of judgment,” referred to in Florida statutes as “proposals for settlement,” from RJR Tobacco Company, Lorillard Tobacco and/or RJR Tobacco Company’s affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves RJR Tobacco Company’s and Lorillard Tobacco’s right to recover attorneys’ fees under Florida law in the event of a verdict favourable to RJR Tobacco Company or Lorillard Tobacco. Such offers are sometimes made through court-ordered mediations.

At the beginning of the Engle Progeny litigation, a central issue was the proper use of the preserved Engle findings. RJR Tobacco Company argued that use of the Engle findings to establish individual elements of progeny claims (such as defect, negligence and concealment) violated federal due process. In 2013, however, both the Florida Supreme Court and the US Court of Appeals for the Eleventh Circuit (the “Eleventh Circuit”), rejected that argument. As noted below, the Eleventh Circuit, this time sitting en banc, recently heard argument on this issue again. In addition to this global due process argument, RJR Tobacco Company and Lorillard Tobacco raise many other factual and legal defences as appropriate in each case. These defences may include, among other things, arguing that the plaintiff is not a proper member of the Engle class, that the plaintiff did not rely on any statements by any tobacco company, that the trial was conducted unfairly, that some or all claims are preempted or barred by applicable statutes of limitation, or that any injury was caused by the smoker’s own conduct. In Hess v. Philip Morris USA Inc. and Russo v. Philip Morris USA Inc., decided on 2 April 2015, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defence to claims for concealment or conspiracy. On 8 April 2015, in Graham v. R. J. Reynolds Tobacco Co., the Eleventh Circuit held that federal law impliedly preempts use of the preserved Engle findings to establish claims for strict liability or negligence. On 21 January 2016, the

Eleventh Circuit granted the plaintiff s motion for rehearing en banc and vacated the panel decision. On 23 March 2016, the Eleventh Circuit requested briefing on the issues of whether plaintiff’s claims are preempted and, if not, whether the defendants’ due process rights are violated. Oral argument occurred on 21 June 2016. A decision is pending. On 6 January 2016, in Marotta v. R. J. Reynolds Tobacco Co., the Florida Fourth District Court of Appeals, disagreed with the Graham panel decision and held that federal law does not impliedly preempt any tort claims against cigarette manufacturers, including those of Engle Progeny plaintiffs. The Florida Supreme Court has accepted jurisdiction in Marotta, heard oral argument, and on 6 April 2017, found that federal law does not pre-empt the Engle Progeny plaintiff’s claims. The deadline for RJR Tobacco Company to file a petition for writ of certiorari with the US Supreme Court is 5 July 2017.

In June 2009, Florida amended its existing bond cap statute by adding a $200 million bond cap that applied to all Engle Progeny cases in the aggregate. In May 2011, Florida removed the provision that would have allowed the bond cap to expire on 31 December 2012. The bond cap for any given individual Engle Progeny case varies depending on the number of judgments on appeal at a given time, but never exceeds $5 million per case for appeals within the Florida state court system. The legislation, which became effective in June 2009 and 2011, applied to judgments entered after the original 2009 effective date. Bills are pending in the Florida legislature that would repeal the $200 million bond cap applicable to Engle Progeny cases.

During 2015, RJR Tobacco Company and Lorillard Tobacco, together with Philip Morris USA, settled virtually all of the Engle Progeny cases then pending in federal district court. The total amount of the settlement was $100 million divided as follows: RJR Tobacco Company – $42.5 million; Philip Morris USA – $42.5 million; and Lorillard Tobacco – $15 million. The settlement covered more than 400 federal progeny cases but did not cover 12 federal progeny cases previously tried to verdict and currently pending on post-trial motions or appeal; and 2 federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs.

As at 31 March 2017, 127 Engle Progeny cases have been tried in Florida state and federal courts since the beginning of 2014 through 31 March 2017, and additional state court trials are scheduled for 2017 and 2018. Since the beginning of 2014 through 31 March 2017, RJR Tobacco Company or Lorillard Tobacco has paid judgments in 38 Engle Progeny cases. Those payments totalled $340.7 million and included $246 million for compensatory or punitive damages and $94.7 million for attorneys’ fees and statutory interest. In addition, accruals for compensatory damages and attorneys’ fees and statutory interest for Starr-Blundell and Monroe and an accrual for attorneys’ fees and interest for Ward were recorded in the RAI Group’s condensed consolidated balance sheet (unaudited) as at 31 March 2017.

As at 31 March 2017, verdicts or judgments in favour of Engle Progeny plaintiffs have been entered and remain outstanding against RJR Tobacco Company or Lorillard Tobacco totalling $197,828,590 in compensatory damages (as adjusted) and $220,743,075 in punitive damages, which is a combined total of $418,571,665. These verdicts or judgments are at various stages in the post-trial or appellate process. RJR Tobacco Company believes that RJR Tobacco Company and Lorillard Tobacco have valid defences in these cases, including case-specific issues beyond the due process issue discussed above, and, as described in more detail in paragraph 18.2.1(C) above. RJR Tobacco Company and its affiliates vigorously defend smoking and health claims, including Engle Progeny cases.

Should RJR Tobacco Company or Lorillard Tobacco not prevail in any particular individual Engle Progeny case or determine that in any individual Engle Progeny case an unfavourable outcome has become probable and the amount can be reasonably estimated, a loss would be recognised, which could have a material adverse effect on the results of operations, cash flows and financial position of RAI. This position on loss recognition for Engle Progeny cases as at 31 March 2017, is consistent with RAI’s and RJR Tobacco Company’s historic position on loss recognition for other smoking and health litigation. It is the policy of RJR Tobacco Company to record any loss concerning litigation at such time as an unfavourable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis.

(D)	Broin II Cases

Broin v. Philip Morris, Inc. (Cir. Ct. Miami-Dade County, Fla., filed 1991), was a class action brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997, RJR Tobacco Company, Lorillard Tobacco, B&W and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of $300 million in three annual $100 million instalments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of $49 million for the plaintiffs’ counsel’s fees and expenses. RJR Tobacco Company’s portion of these payments was approximately $86 million; Lorillard Tobacco’s was approximately $57 million; and B&W’s was approximately $31 million. The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as Broin II lawsuits, the defendant will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as “general causation”. With respect to all other liability issues, including whether an individual plaintiff s disease was caused by his or her exposure to ETS in airplane cabins, referred to as “specific causation”, individual plaintiffs will bear the burden of proof. On 7 September 1999, the Florida Supreme Court approved the settlement.

As at 31 March 2017, there were 2,352 Broin II lawsuits pending in Florida. There have been no Broin II trials since 2007.

(E)	United States Class-Action Suits

As at 31 March 2017, 26 class-action cases, excluding the shareholder case described below, were pending in the United States against Reynolds Defendants. These class actions seek recovery for personal injuries allegedly caused by cigarette smoking or, in some cases, for economic damages allegedly incurred by cigarette or e-cigarette purchasers. All pending US class-action cases are discussed below. The amount of damages in the class-action cases described in this section has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to these matters.

(1)	“Lights” Cases

Four “lights” class-action cases are pending against RJR Tobacco Company or B&W, two in Illinois state court and two in Missouri state court. The classes in these cases generally seek to recover compensatory and punitive damages, injunctive and other forms of relief, and attorneys’ fees and costs from RJR Tobacco Company and/or B&W. In general, the plaintiffs allege that RJR Tobacco Company or B&W made false and misleading claims that “lights” cigarettes were lower in tar and nicotine and/or were less hazardous or less mutagenic than other cigarettes. The cases typically are filed pursuant to state consumer protection and related statutes.

The seminal “lights” class-action case is Price v. Philip Morris, Inc. (Cir. Ct. Madison County, III., filed 2000), an action filed against the predecessor of Philip Morris USA. In March 2003, the trial court entered judgment against Philip Morris in the amount of $7.1 billion in compensatory damages and $3 billion in punitive damages. In December 2005, the Illinois Supreme Court issued an opinion reversing and remanding with instructions to dismiss the case. On 5 December 2006, the Illinois Supreme Court issued its mandate, and the trial court entered a judgment of dismissal later in December 2006. In multiple filings since December 2008, the Price plaintiffs have argued that the US Supreme Court’s decision in Good v. Altria Group, Inc. rejected the basis upon which the Illinois Supreme Court had reversed the Price trial court’s 2003 judgment and, on that basis, have attempted to reinstate that judgment. In April 2014, the intermediate appellate court reinstated the trial court’s 2003 judgment. In November 2015, the Illinois Supreme Court (1) vacated the lower courts’ judgments, (2) dismissed the case without prejudice to allow the plaintiffs to file a motion to have the Illinois Supreme Court recall its 5 December 2006, mandate that had reversed the trial court’s 2003 judgment (the “Mandate”), and (3) directed entry of a judgment of dismissal. The plaintiffs then moved in the Illinois Supreme Court to have that court recall its 5 December 2006 Mandate. On 11 January 2016, the Illinois Supreme Court denied the plaintiffs’ motion. The plaintiffs’ petition for writ of certiorari with the US Supreme Court was denied on 20 June 2016.

In Turner v. R. J. Reynolds Tobacco Co. (Cir. Ct. Madison County, III., filed 2000), the trial court certified a class of purchasers of RJR Tobacco Company “lights” cigarettes in November 2001. In November 2003, the Illinois Supreme Court granted RJR Tobacco Company’s motion for a stay pending the court’s final appeal decision in Price v Philip Morris Inc. (Cir. Ct. Madison County, III., filed 2000). The stay subsequently expired, and the court accordingly scheduled a series of status conferences, all of which were continued by agreement of the parties. The status conference scheduled for 29 March 2017 did not occur and has not been rescheduled.

In Howard v. Brown & Williamson Tobacco Corp. (Cir. Ct. Madison County, III., filed 2000), the trial court certified a class of purchasers of B&W “lights” cigarettes in December 2001. In June 2003, the trial judge issued an order staying all proceedings pending resolution of Price v Philip Morris Inc.

(Cir. Ct. Madison County, III., filed 2000. In August 2005, the Illinois Fifth District Court of Appeals affirmed the Circuit Court’s stay order. There is currently no activity in the case.

In Collora v. R. J. Reynolds Tobacco Co. (Cir. Ct. City of St. Louis, Mo., filed 2000), the trial court certified a class of purchasers of RJR Tobacco Company “lights” cigarettes in December 2003. A status conference is scheduled for 5 June 2017.

In Black v. Brown & Williamson Tobacco Corp. (Cir. Ct. City of St. Louis, Mo., filed 2000), a putative class action filed on behalf of a class of purchasers of B&W “lights” cigarettes. A status conference is scheduled for 5 June 2017.

(2)	E-Cigarette Cases

In In re Fontem US, Inc. Consumer Class Action Litig. (USD.C. C.D. Cal., filed 2015), the plaintiffs brought a class action against RAI, Lorillard, another RAI affiliate, and two other defendants on behalf of putative classes of California, New York, and Illinois purchasers of BLU brand e-cigarettes. This action results from the consolidation of two actions – Diek v. Lorillard Tobacco Co. and Whitney v. ITG Brands, LLC. The plaintiffs allege that certain advertising, marketing and packaging materials for BLU brand e-cigarettes made deceptive claims, omitted material information, or failed to contain required disclosures. On behalf of one or more of the classes, the plaintiffs seek injunctive relief, equitable relief, and compensatory and punitive damages under California Civil Code §1,750 et seq., California Business & Professions Code §17,200 et seq., California Business and Professions Code §17,500 et seq., New York General Business Law § 349, and Illinois Consumer Fraud And Deceptive Business Practices Act § 505/1 et seq. Pursuant to the terms of the asset purchase agreement relating to the Divestiture, RAI tendered the defence of the now-consolidated Diek and Whitney actions to, and sought indemnification for those actions from ITG. Pursuant to the terms, limitations and conditions of the asset purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify RAI and its affiliates against losses arising from the operation of the BLU brand e-cigarette business. On 20 May 2016, the trial court stayed the matter pending the Ninth Circuit Court of Appeals’ rulings in Briseno v. ConAgra Foods, Inc. (decided 3 January 2017), Jones v. ConAgra Foods, Inc. (pending), and Brazil v. Dole Packaged Foods, LLC (decided 30 September 2016). The stay did not apply to finalizing the pleadings and related briefing. On 23 May 2016, the plaintiffs filed a second amended consolidated complaint, which the defendants moved to dismiss. On 1 November 2016, the trial court granted the defendants’ motion to dismiss in substantial part, finding that federal law pre-empted all of the plaintiffs’ claims except those based on alleged violations of California’s Proposition 65 under California’s Business and Professions Code §17,200 et seq. On 8 March 2017 the trial court denied the plaintiffs’ motion to reconsider the 1 November 2016 order and certify that order for interlocutory appeal and ordered the defendants to respond to the second amended complaint. On 21 April 2017, the parties filed a joint stipulation dismissing RAI and related entities from the action.

In Harris v. R. J. Reynolds Vapor Co. (USD.C. N.D. Cal., filed 2015), the plaintiff brought a class action against RJR Vapor on behalf of a putative class of purchasers of VUSE e-cigarettes. The plaintiff alleges that RJR Vapor failed to advise users that they potentially could be exposed to formaldehyde and acetaldehyde. The plaintiff asserts failure to warn claims under California’s Proposition 65, as well as California Business & Professions Code § 17,200 et seq. and California Civil Code § 1,750 et seq. and seeks declaratory relief, restitution, disgorgement, injunctive relief and damages. RJR Vapor moved to dismiss contending, among other things, that plaintiff’s action was governed in its entirety by Proposition 65 and that the plaintiff failed to give the 60-day pre-suit notice required by Proposition 65, requiring that the entire case be dismissed with prejudice. On 30 September 2016, the court granted RJR Vapor’s motion to dismiss but provided the plaintiff leave to amend. The plaintiff filed a second amended complaint on 31 October 2016, and RJR Vapor has again moved to dismiss. Oral argument occurred on 19 January 2017. A decision is pending.

(3)	No Additive/Natural/Organic Claim Cases

Following the FDA’s 27 August 2015 warning letter to SFNTC relating to the use of the words “natural” and “additive-free” in the labelling, advertising and promotional materials for NATURAL AMERICAN SPIRIT brand cigarettes, plaintiffs purporting to bring claims on behalf of themselves and others have filed putative nationwide and/or state-specific class actions against SFNTC and, in some instances, RAI and/or RJR Tobacco Company. A total of 16 such actions have been filed in US district courts. In various combinations, plaintiffs in these cases generally allege violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent misrepresentation, and unjust enrichment based on the use of descriptors such as “natural”, “organic” and “100% additive-free” in the marketing, labelling, advertising, and promotion of SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes. The actions seek various categories of recovery, including economic damages, injunctive relief (including medical monitoring and cessation programmes), interest, restitution, disgorgement, treble and punitive damages, and attorneys’ fees and costs.

On 6 January 2016, the plaintiffs in one action filed a motion before the US Judicial Panel on Multidistrict Litigation (the “JPML”) to consolidate these actions before one district court for pretrial purposes. On 11 April 2016, the JPML ordered that these cases be consolidated for pretrial purposes before Judge James O. Browning in the US District Court for the District of New Mexico (the “Transferee Court”), and the then-pending and later-filed cases now are consolidated for pretrial purposes in that court. The cases that were filed in or transferred for pretrial purposes to the Transferee Court are as follows:

•	Sproule v. Santa Fe Natural Tobacco Co., Inc. (USD.C. S.D. Fla., filed 2015), is an action against SFNTC and RAI on behalf of a putative nationwide class of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Brattain v. Santa Fe Natural Tobacco Co., Inc. (USD.C. N.D. Cal., filed 2015), is an action against SFNTC and RAI on behalf of a putative class of California purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Rothman v. Santa Fe Natural Tobacco Co., Inc. (USD.C. S.D.N.Y., filed 2015), is an action against SFNTC and RAI on behalf of a putative class of New York purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Dunn v. Santa Fe Natural Tobacco Co., Inc. (USD.C. D.N.M., filed 2015), is an action against SFNTC on behalf of a putative nationwide class (and Minnesota subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Haksal v. Santa Fe Natural Tobacco Co., Inc. (USD.C. D.N.M., filed 2015), is an action against SFNTC and RAI on behalf of a putative nationwide class (and California, Illinois, Minnesota, and New Mexico subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Cuebas v. Santa Fe Natural Tobacco Co., Inc. (USD.C. S.D.N.Y., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and New York subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Okstad v. Santa Fe Natural Tobacco Co., Inc. (USD.C. M.D. Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class and sixteen putative state-based subclasses (Alabama, California, Colorado, Florida, Georgia, Iowa, Illinois, Maryland, Maine, North Carolina, New Jersey, Ohio, Oregon, Pennsylvania, Texas and Wisconsin subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Ruggiero v. Santa Fe Natural Tobacco Co., Inc. (USD.C. D.D.C., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Maryland subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Waldo v. Santa Fe Natural Tobacco Co., Inc. (USD.C. M.D. Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Florida subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Grandison v. Santa Fe Natural Tobacco Co., Inc. (USD.C. E.D.N.Y., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and California, Florida and New York subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Gudmundson v. Santa Fe Natural Tobacco Co., Inc. (USD.C. V.I., filed 2016), is an action against SFNTC and RAI on behalf of a putative class of US Virgin Islands purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	LeCompte v. Santa Fe Natural Tobacco Co., Inc. (USD.C. D.N.M., filed 2016), is an action against SFNTC and RAI on behalf of a putative class of California purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	White v. Santa Fe Natural Tobacco Co., Inc. (USD.C. D.N.M., filed 2016), is an action against SFNTC on behalf of a putative nationwide class of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Johnston v. Santa Fe Natural Tobacco Co., Inc. (USD.C. S.D Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Florida subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Cole v. Santa Fe Natural Tobacco Co., Inc. (USD.C. M.D. N.C., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and North Carolina subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Hebert v. Santa Fe Natural Tobacco Co., Inc. (USD.C. M.D. N.C., filed 2016), is an action against SFNTC, RAI and RJR Tobacco Company on behalf of a putative class of purchasers in California, Colorado, Florida, Illinois, Massachusetts, Michigan, New Jersey, New Mexico, New York, Ohio and Washington of NATURAL AMERICAN SPIRIT cigarettes, and a nationwide putative class of NATURAL AMERICAN SPIRIT brand menthol cigarette purchasers (and subclass of such purchasers in California, Colorado, Florida, Illinois and New Mexico).

The Transferee Court entered a scheduling order requiring the plaintiffs to file a consolidated amended complaint. On 19 September 2016, the plaintiffs filed a consolidated amended complaint naming SFNTC, RAI, and RJR Tobacco Company as defendants. That complaint alleges violations of 12 states’ deceptive and unfair trade practices statutes – California, Colorado, Florida, Illinois, Massachusetts, Michigan, North Carolina, New Jersey, New Mexico, New York, Ohio, and West Virginia – based on the use of descriptors such as “natural,” “organic” and “100% additive-free” in the marketing, labelling, advertising, and promotion of SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes. It also asserts unjust enrichment claims under those 12 states’ laws and asserts breach of express warranty claims on behalf of a national class of NATURAL AMERICAN SPIRIT menthol purchasers. The state deceptive and unfair trade practice statutory and unjust enrichment claims are brought on behalf of state-specific classes in the 12 states listed above and, in some instances, state-specific subclasses. The consolidated amended complaint seeks class certification, payment for class notice, injunctive relief, monetary damages, prejudgment interest, statutory damages, restitution, and attorneys’ fees and costs. On 18 November 2016, the defendants filed a motion to dismiss. On 12 January 2017, the plaintiffs filed a second consolidated amended class action complaint. On 23 February 2017 the defendants moved to dismiss the second amended complaint. A hearing on the motion to dismiss is scheduled for 12 May 2017. The Transferee Court’s scheduling order, as amended, provides for the plaintiffs to file a motion for class certification by 3 April 2018, and a hearing on the class certification motion on July 13-14, 2018.

On 7 November 2016, a public health advocacy organisation filed Breathe DC v. Santa Fe Natural Tobacco Co., Inc. (D.C. Super. Ct.), an action against SFNTC, RAI and RJR Tobacco Company based on allegations relating to the labelling, advertising and promotional materials for NATURAL AMERICAN SPIRIT brand cigarettes that are similar to the allegations in the actions consolidated for pre-trial purposes in the Transferee Court described immediately above. The complaint seeks injunctive and other non-monetary relief, but does not seek monetary damages. On 6 December 2016, the defendants removed the action to the US District Court for the District of Columbia and, on 7 December 2016, filed a notice with the JPML to have the action transferred to the Transferee Court. On 7 December 2016, the plaintiff moved in the US District Court for the District of Columbia to remand the action to the Superior Court for the District of Columbia. On 14 February 2017, the US District Court for the District of Columbia granted the plaintiffs’ motion to remand, and the case was remanded to the Superior Court of the District of Columbia. The parties jointly proposed that the defendants’ motion to dismiss be due on 9 June 2017 and the court has scheduled a status conference for 19 May 2017.

(4)	Other Class Actions

In Young v. American Tobacco Co., Inc. (Cir. Ct. Orleans Parish, La., filed 1997), the plaintiff brought a class action against US cigarette manufacturers, including RJR Tobacco Company and B&W, and parent companies of US cigarette manufacturers, including RJR, on behalf of a putative class of Louisiana residents who, though not themselves cigarette smokers, allegedly suffered injury as a result of exposure to ETS from cigarettes manufactured by defendants. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. In March 2016, the court entered an order staying the case, including all discovery, pending the completion of the smoking cessation programme ordered by the court in Scott v. The American Tobacco Co.

In Parsons v. A C & S, Inc. (Cir. Ct. Ohio County, W. Va., filed 1998), the plaintiff brought a class action against asbestos manufacturers, US cigarette manufacturers, including RJR Tobacco Company, B&W, Lorillard Tobacco, and parent companies of US cigarette manufacturers, including RJR and Lorillard, on behalf of a putative class of persons who allegedly have personal injury claims arising from their exposure to respirable asbestos fibres and cigarette smoke. The plaintiff seeks to recover $1 million in compensatory and punitive damages individually for her purported injuries and an unspecified amount for the class in compensatory and punitive damages. In December 2000, three defendants, Nitral Liquidators, Inc., Desseaux Corporation of North America and Armstrong World Industries, filed bankruptcy petitions in the US Bankruptcy Court for the District of Delaware, In re Armstrong World Industries, Inc. Pursuant to section 362(a) of the Bankruptcy Code, Parsons is automatically stayed with respect to all defendants who filed for bankruptcy. The case remains pending against the other defendants, including RJR Tobacco Company and Lorillard Tobacco, but it has long been dormant.

In Jones v. American Tobacco Co., Inc. (Cir. Ct., Jackson County, Mo., filed 1998), the plaintiff filed a class action against the major US cigarette manufacturers, including RJR Tobacco Company, B&W, Lorillard Tobacco, and parent companies of US cigarette manufacturers, including RJR and Lorillard, on behalf of a putative class of Missouri tobacco product users and purchasers who allegedly became addicted to nicotine. The plaintiffs seek an unspecified amount of compensatory and punitive damages. There is currently no activity in this case.

(F)	Filter Cases

Claims have been brought against Lorillard Tobacco and Lorillard by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. As at 31 March 2017, Lorillard Tobacco and/or Lorillard was a defendant in 78 Filter Cases. Since 1 January 2014, Lorillard Tobacco and RJR Tobacco Company have paid, or have reached agreement to pay, a total of approximately $40.3 million in settlements to resolve 154 Filter Cases. The amount of damages in remaining Filter Cases has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to these matters.

Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material described in the prior paragraph), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material.

(G)	Health-Care Cost Recovery Cases

Health-care cost recovery cases have been brought by a variety of plaintiffs. Other than certain governmental actions, these cases largely have been unsuccessful on remoteness grounds, which means that one who pays an injured person’s medical expenses is legally too remote to maintain an action against the person allegedly responsible for the injury.

As at 31 March 2017, two health-care cost recovery cases were pending in the United States against RJR Tobacco Company, B&W, Lorillard Tobacco, or all three, as discussed in paragraphs (2) and (3) below. And, as discussed in paragraph 18.2.2(H) below, Canadian provinces have filed suits against RJR Tobacco Company, one of its affiliates, and other tobacco industry defendants to recover funds for health care, medical and other assistance paid by foreign provincial governments in treating their citizens.

(1)	State Settlement Agreements

In June 1994, the Mississippi Attorney General brought an action, Moore v. American Tobacco Co., against various industry members, including RJR Tobacco Company, B&W and Lorillard Tobacco. This case was brought on behalf of the state to recover state funds paid for health care and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. Most other states, through their attorneys general or other state agencies, sued RJR Tobacco Company, B&W, Lorillard Tobacco and other US cigarette manufacturers based on similar theories. The cigarette manufacturer defendants, including RJR Tobacco Company, B&W and Lorillard Tobacco, settled the first four of these cases scheduled for trial – Mississippi, Florida, Texas and Minnesota – by separate agreements with each such state.

On 23 November 1998, the major US cigarette manufacturers, including RJR Tobacco Company, B&W and Lorillard Tobacco, entered into the MSA with attorneys general representing the remaining 46 states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas. Effective on 12 November 1999, the MSA settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and released various additional present and future claims.

In the settling jurisdictions, the MSA released RJR Tobacco Company, B&W, Lorillard Tobacco, and their affiliates and indemnitees, including RAI and Lorillard, from:

•	all claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to past conduct arising out of the use, sale, distribution, manufacture, development, advertising, marketing or health effects of, the exposure to, or research, statements or warnings about, tobacco products; and

•	all monetary claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to future conduct arising out of the use of or exposure to, tobacco products that have been manufactured in the ordinary course of business.

Set forth below is the unadjusted tobacco industry settlement payment schedule (in millions) for 2015 and thereafter:

($ millions)	2015 and thereafter
First Four States’ Settlements:
Mississippi Annual Payment	136
Florida Annual Payment	440
Texas Annual Payment	580
Minnesota Annual Payment	204
Master Settlement Agreement:	8,004

Total	9,364

RAI’s operating subsidiaries expenses and payments under the State Settlement Agreements for 2015, 2016 and the projected expenses and payments for 2017 and thereafter (in millions) are set forth below.1 2

($ millions)	2015	2016	2017	2018 and thereafter
Settlement expenses	2,403	2,727
Settlement cash payments	2,166	3,042
Projected settlement expenses			>3,000	>3,000
Projected settlement cash payments			>2,700	>3,000

1	Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods. For further information, see paragraph 18.2.3 below.

2	The amounts above reflect the impact of the Term Sheet and the NY State Settlement described below at paragraph 18.2.4(C).

The State Settlement Agreements also contain provisions restricting the marketing of tobacco products. Among these provisions are restrictions or prohibitions on the use of cartoon characters, brand-name sponsorships, apparel and other merchandise, outdoor and transit advertising, payments for product placement, free sampling and lobbying. Furthermore, the State Settlement Agreements required the dissolution of three industry-sponsored research and trade organisations.

The State Settlement Agreements have materially adversely affected RJR Tobacco Company’s shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJR Tobacco in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in US cigarette sales in the premium and value categories, RJR Tobacco Company’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

(2)	US Department of Justice Case

In United States v. Philip Morris USA Inc. (USD.C. D.D.C., filed 1999), the US Department of Justice brought an action against RJR Tobacco Company, B&W, Lorillard Tobacco and other tobacco companies seeking (1) recovery of federal funds expended in providing health care to smokers who developed alleged smoking-related diseases pursuant to the Medical Care Recovery Act and Medicare Secondary Payer provisions of the Social Security Act and (2) equitable relief under the civil provisions of RICO, including disgorgement of roughly $280 billion in profits the government contended were earned as a consequence of a purported racketeering “enterprise”. In September 2000, the district court dismissed the government’s Medical Care Recovery Act and Medicare Secondary Payer claims. In February 2005, the US Court of Appeals for the D.C. Circuit, (the “D.C. Circuit”), ruled that disgorgement was not an available remedy.

On 17 August 2006, after a non-jury bench trial, the district court found certain defendants, including RJR Tobacco Company, B&W and Lorillard Tobacco, had violated RICO, but did not impose any direct financial penalties. The district court instead enjoined RJR Tobacco Company, Lorillard Tobacco and the other defendants from committing future racketeering acts, participating in certain trade organisations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as “low tar”, “light”, “ultra light”, “mild” and “natural”. The district court also ordered RJR Tobacco Company, Lorillard Tobacco and the other defendants to issue “corrective communications” on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining web sites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants’ ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court’s order, and ordered certain defendants to reimburse the US Department of Justice its taxable costs incurred in connection with the case.

Defendants, including RJR Tobacco Company, B&W, and Lorillard Tobacco, appealed, the government cross appealed, and the defendants moved in the district court for clarification and a stay pending appeal. The district court then granted the motion for clarification in part and denied it in part. With respect to the meaning and applicability of the general injunctive relief of the August 2006 order, the district court denied the motion for clarification. With respect to the request for clarification as to the scope of the provisions in the order prohibiting the use of descriptors and requiring corrective statements at retail point of sale, the district court granted the motion and also ruled that the provisions prohibiting the use of express or implied health messages or descriptors do apply to the actions of the defendants taken outside of the United States.

In May 2009, the D.C. Circuit largely affirmed both the finding of liability against the tobacco defendants and the remedial order, including the denial of additional remedies, but vacated the order and remanded for further proceedings as to the following four discrete issues:

•	the issue of the extent of B&W’s control over tobacco operations was remanded for further fact finding and clarification;

•	the remedial order was vacated to the extent that it binds all defendants’ subsidiaries and was remanded to the district court for determination as to whether inclusion of the subsidiaries and which of the subsidiaries satisfy Rule 65(d) of the Federal Rules of Civil Procedure;

•	the D.C. Circuit held that the provision found in paragraph four of the injunction, concerning the use of any express or implied health message or health descriptor for any cigarette brand, should not be read to govern overseas sales. The issue was remanded to the district court with instructions to reformulate it so as to exempt foreign activities that have no substantial, direct and foreseeable domestic effects; and

•	the remedial order was vacated regarding “point of sale” displays and remanded for the district court to evaluate and make due provisions for the rights of innocent persons, either by abandoning this part of the remedial order or re-crafting a new version reflecting the rights of third parties.

On 22 December 2010, the district court dismissed B&W from the litigation. In November 2012, the district court entered an order setting forth the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them. After a mediated implementation agreement, the district court entered an implementation order on 2 June 2014. The defendants filed a consolidated appeal challenging both the content of the court-ordered statements and the requirement that those statements be published in redundant media. On 22 May 2015, the D.C. Circuit reversed the corrective statements order in part, affirmed in part, and remanded to the district court for further proceedings. On remand, the district court, after directing the parties to propose new corrective-statements preambles, entered an order adopting the government’s proposed corrective-statements preamble on 8 February 2016. On 19 April 2016, the district court accepted the parties’ mediated agreement on implementation and entered a superseding consent order with respect to implementation that stayed implementation of the corrective statements until the exhaustion of appeals. The defendants and the post-judgment parties regarding remedies appealed from the district court’s orders adopting the government’s proposed corrective-statement preambles and the superseding consent order, which appeals were consolidated. Briefing in the consolidated appeals has concluded, the DC Circuit heard oral argument on 14 February 2017, and on 25 April 2017 the DC Circuit affirmed in part, reversed in part and remanded for further proceedings. In light of the corrective-statements implementation requirements, $20 million has been accrued for the estimated costs of the corrective communications and is included in the condensed consolidated balance sheet (unaudited) as at 31 March 2017.

(3)	Native American Tribe Case

As at 31 March 2017, one Native American tribe case is pending before a tribal court against RJR Tobacco Company, B&W and Lorillard Tobacco, Crow Creek Sioux Tribe v. American Tobacco Co. (Tribal Ct., Crow Creek Sioux, S.D., filed 1997). The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation programme, funding of a corrective public education programme, and disgorgement of unjust profits from sales to minors. The plaintiffs claim that the defendants are liable under the following theories: unlawful marketing and targeting of minors, contributing to the delinquency of minors, unfair and deceptive acts or practices, unreasonable restraint of trade and unfair method of competition, negligence, negligence per se, conspiracy and restitution of unjust enrichment. The case is dormant. The amount of damages in this case has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to this matter.

(H)	Canadian Province Health Care Cost Recovery Actions

Each of the ten Canadian provinces has filed a health-care cost recovery action against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco Company and one of its affiliates. In these actions, which are described below, each of the Canadian provinces seeks to recover for health care, medical and other assistance paid and to be paid for treating tobacco-related disease. Pursuant to the terms of the 1999 sale of RJR Tobacco Company’s international tobacco business, RJR Tobacco Company has tendered the defence of these actions to JTI. Subject to a reservation of rights, JTI has assumed the defence of RJR Tobacco Company and its affiliate in these actions. The amount of damages in these cases has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to these matters.

•	British Columbia (British Columbia Sup. Ct., Vancouver Registry, filed 1997) – In 1997, British Columbia enacted a statute creating a civil cause of action against tobacco-related entities for the provincial government to recover the costs of health-care benefits incurred for insured British Columbia residents resulting from tobacco-related disease. An initial action brought pursuant to the statute against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco Company and certain of its affiliates, was dismissed in February 2000 when the British Columbia Supreme Court ruled that the legislation was unconstitutional. British Columbia then enacted a revised statute, pursuant to which an action was filed in January 2001 against many of the same defendants, including RJR Tobacco Company and one of its affiliates. In that action, the British Columbia government seeks to recover the present value of its total expenditures for health-care benefits provided for insured persons resulting from tobacco-related disease or the risk of tobacco-related disease caused by alleged breaches of duty by the manufacturers, the present value of its estimated total expenditures for health-care benefits that reasonably could be expected to be provided for those insured persons resulting from tobacco-related disease or the risk of tobacco-related disease in the future, court ordered interest, and costs, or in the alternative, special or increased costs. The government alleges that the defendants are liable under the British Columbia statute by reason of their “tobacco related wrongs”, which are alleged to include: selling defective products, failure to warn, sale of cigarettes to children and adolescents, strict liability, deceit and misrepresentation, violation of trade practice and competition acts, concerted action, and joint liability. RJR Tobacco Company and its affiliate filed statements of defence in January 2007. Pretrial discovery is ongoing.

•	New Brunswick (Ct. of Queen’s Bench of New Brunswick, Jud. Dist. Fredericton, filed 2008) – This claim is brought pursuant to New Brunswick legislation enacted in 2008 that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco Company and its affiliate filed statements of defence in March 2010. Pretrial discovery is ongoing.

•	Ontario (Ontario Super. Ct. Justice, Toronto, filed 2009) – This claim is brought pursuant to Ontario legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability, although the government also asserted claims based on the illegal importation of cigarettes, which claims were deleted in an amended statement of claim filed in August 2010. RJR Tobacco Company and its affiliate filed statements of defence in April 2016.

•	Newfoundland and Labrador (Sup. Ct. Newfoundland and Labrador, St. John’s, filed 2011) – This claim is brought pursuant to Newfoundland and Labrador legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco Company and its affiliate filed statements of defence in May 2016.

•	Manitoba (Ct. of Queen’s Bench, Winnipeg Jud. Centre, filed 2012) – This claim is brought pursuant to Manitoba legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco Company and its affiliate filed statements of defence in September 2014. Pre-trial discovery is ongoing.

•	Quebec (Super. Ct. Quebec, Dist. Montreal, filed 2012) – This claim is brought pursuant to Quebec legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages being sought in the British Columbia action based on analogous theories of liability. RJR Tobacco Company and its affiliate filed defences in December 2014. Pretrial discovery is ongoing.

•	Saskatchewan (Ct. of Queen’s Bench, Jud. Centre Saskatoon, filed 2012) – This claim is brought pursuant to Saskatchewan legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco Company and its affiliate filed statements of defence in February 2015.

•	Alberta (Ct. of Queen’s Bench, Alberta Jud. Centre of Calgary, filed 2012) – This claim is brought pursuant to Alberta legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defence in March 2016.

•	Prince Edward Island (Sup. Ct. P.E.I., Charlottetown, filed 2012) – This claim is brought pursuant to Prince Edward Island legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco Company and its affiliate filed statements of defence in February 2015.

•	Nova Scotia (Sup. Ct. Nova Scotia, Halifax, filed 2015) – This claim is brought pursuant to Nova Scotia legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco Company and its affiliate filed statements of defence in July 2015.

(I)	Canadian class actions

Seven putative class actions, which are described below, have been filed against various Canadian and non-Canadian tobacco-related entities, including RJR Tobacco Company and one of its affiliates, in Canadian provincial courts. In these cases, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of warranty, breach of warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a “special duty” to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability, and violations of various trade practices and competition statutes. The plaintiffs seek recovery on behalf of proposed classes of persons allegedly suffering from tobacco-related disease as a result of smoking defendants’ cigarettes and seek recovery of compensatory and punitive damages, restitution, recovery of government health-care benefits, interest, and costs. Pursuant to the terms of the 1999 sale of RJR Tobacco Company’s international tobacco business, RJR Tobacco Company has tendered the defence of these seven actions to JTI. Subject to a reservation of rights, JTI has assumed the defence of RJR Tobacco Company and its current or former affiliates in these actions. Plaintiffs’ counsel have been actively pursuing only Bourassa, the action pending in British Columbia, at this time. The amount of damages in these cases has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to these matters.

•	In Kunka v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Winnipeg Jud. Centre, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who purchased or smoked defendants’ cigarettes and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Dorion v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Alberta Jud. Centre of Calgary – filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who purchased or smoked defendants’ cigarettes and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Semple v. Canadian Tobacco Manufacturers’ Council (Sup. Ct. Nova Scotia, Halifax, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class comprised of persons who purchased or smoked defendants’ cigarettes for the period from 1 January 1954, to the expiry of the opt-out period as set by the court and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care costs allegedly caused by the use of tobacco products.

•	In Adams v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Jud. Centre of Regina, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on 10 July 2009, and suffered, or currently suffer, from chronic obstructive pulmonary disease, emphysema, heart disease or cancer, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants. RJR Tobacco Company and its affiliate have brought a motion challenging the jurisdiction of the Saskatchewan court.

•	In Bourassa v. Imperial Tobacco Canada Ltd. (Sup. Ct. of British Columbia, Victoria Registry, filed 2010), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on 12 June 2007, and suffered, or currently suffer, from chronic respiratory diseases, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants from 1 January 1954, to the date the claim was filed. RJR Tobacco Company and its affiliate have filed a challenge to the jurisdiction of the British Columbia court. The plaintiff filed a motion for certification in April 2012, and filed affidavits in support in August 2013. An amended claim was filed in December 2014.

•	In McDermid v. Imperial Tobacco Canada Ltd. (Sup. Ct. of British Columbia, Victoria Registry, filed 2010), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on 12 June 2007, and suffered, or currently suffer, from heart disease, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants from 1 January 1954, to the date the claim was filed. RJR Tobacco Company and its affiliate have filed a challenge to the jurisdiction of the British Columbia court.

•	In Jacklin v. Canadian Tobacco Manufacturers’ Council (Ontario Super. Ct. of Justice, St. Catherines, filed 2012), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on 12 June 2007, and suffered, or currently suffer, from chronic obstructive pulmonary disease, heart disease, or cancer, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as restitution of profits, and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

18.2.3	Actions relating to enforcement and validity of State Settlement Agreements; Adjustments

As at 31 March 2017, there were two cases concerning the enforcement, validity or interpretation of the State Settlement Agreements in which RJR Tobacco Company, B&W or Lorillard Tobacco is a party. This number includes the cases, discussed in paragraph 18.2.4 below, relating to disputed payments under the State Settlement Agreements.

In May 2006, the State of Florida filed a motion, in the Circuit Court of the Fifteenth Judicial Circuit, in and for Palm Beach County, Florida, to enforce the Florida settlement agreement, referred to as the Florida Settlement Agreement, for an accounting by B&W and for an Order of Contempt. The State asserted that B&W failed to report in its net operating profit on its shipments, the cigarettes manufactured by B&W under contract for Star Tobacco or its parent, Star Scientific, Inc. The State is seeking approximately $12.4 million in additional payments under the Florida Settlement Agreement, as well as $17 million in interest payments. This matter is currently in the discovery phase.

On 18 January 2017, the State of Florida filed a motion to enjoin ITG as a defendant and to enforce the Florida Settlement Agreement. The State’s motion seeks payment under the Florida Settlement Agreement with respect to the four brands (WINSTON, SALEM, KOOL and MAVERICK) that were sold to ITG in the Divestiture. Under the asset purchase agreement relating to the Divestiture (and related documents), ITG was to assume responsibility with respect to these brands. Since the closing of the Divestiture and the transfer of these brands to it, ITG has not made settlement payments to the State with respect to these brands. The State’s motion asserts that it “is presently owed more than $45 million and will continue to suffer annual losses of approximately $30 million absent the Court’s enforcement of the Settlement Agreement...”. The State’s motion seeks, among other things, an order from the court declaring that RJR Tobacco Company and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida Settlement Agreement with respect to the brands transferred to ITG in the Divestiture.

Also on 18 January 2017, Philip Morris USA filed a motion to enforce the Florida Settlement Agreement. Philip Morris USA’s motion asserted that RJR Tobacco Company and ITG have breached the Florida Settlement Agreement by failing to comply with the obligations under the Florida Settlement Agreement with respect to the transferred brands. Philip Morris USA’s motion asserts that RJR Tobacco Company and ITG have “...deprived the State...of over $40 million in settlement payments and improperly shifted millions of the remaining settlement payment obligations from themselves to Philip Morris USA, amounts that will increase greatly going forward absent intervention by [the] Court”. Philip Morris USA’s motion seeks various forms of relief to modify the settlement payment calculations to address the issues raised in its motion.

On 27 January 2017, RJR Tobacco Company filed a motion asserting that ITG failed to use its reasonable best efforts to join the Florida Settlement Agreement and breached the asset purchase agreement relating to the Divestiture. Accordingly, RJR Tobacco Company filed a motion for leave to allow a supplemental pleading for breach by ITG of its obligations regarding joinder into the Florida Settlement Agreement. On 30 March 2017, the Florida court ruled that ITG should be joined into the enforcement action. Discovery related to the various motions is now underway.

On 17 February 2017, ITG filed a complaint in the Court of Chancery of the State of Delaware seeking declaratory relief and a motion for a temporary restraining order against RAI and RJR Tobacco Company. In its complaint, ITG asked the court to declare various matters related to its rights and obligations under the asset purchase agreement (and related documents). In its motion, ITG asked for an injunction barring RAI and/or RJR Tobacco Company from alleging in the Florida enforcement litigation that ITG had breached the asset purchase agreement and requiring these companies to litigate issues under the asset purchase agreement in Delaware. A hearing was held on ITG’s complaint and motion on 1 March 2017. After argument, the court entered a temporary restraining order that enjoined RAI and RJR Tobacco Company from “taking offensive action to assert claims against ITG Brands” in the Florida enforcement action, but the order does not prevent RJR Tobacco Company from making arguments in response to claims asserted by the State of Florida, Philip Morris USA or ITG in the Florida enforcement litigation. On 24 March 2017, RAI and RJR Tobacco Company answered the ITG complaint and filed a motion to stay proceedings in Delaware pending the outcome of the Florida enforcement litigation. The motion for stay filed by RAI and RJR Tobacco Company is pending.

18.2.4	Nonparticipating Manufacturer Adjustment Claims

The MSA includes a nonparticipating manufacturer adjustment (the “NPM Adjustment”) that potentially reduces the annual payment obligations of RJR Tobacco Company, Lorillard Tobacco and the other participating manufacturers (“PMs”). Certain requirements must be satisfied before the NPM Adjustment for a given year is available:

•	an independent auditor (the “Independent Auditor”) must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA, such nonparticipating manufacturers (“NPMs”); and

•	in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share (a “Significant Factor Determination”).

When these requirements (collectively the “Adjustment Requirements”) are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a statute imposing escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA (a “Qualifying Statute”). In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

(A)	NPM Adjustment Claims for 2003

For 2003, the Adjustment Requirements were satisfied. As a result, based on revised numbers calculated by the Independent Auditor, RJR Tobacco Company placed approximately $615 million, and Lorillard Tobacco placed approximately $109 million, of its 2006 and 2007 MSA payments into a disputed payments account, in accordance with a procedure established by the MSA.

As a result of this action, 37 of the settling states filed legal proceedings in their respective MSA courts seeking declaratory orders that they diligently enforced their Qualifying Statutes during 2003 and/or orders compelling RJR Tobacco Company and the other PMs that placed money in the disputed payments account to pay the disputed amounts to the settling states. In response, RJR Tobacco Company and other PMs, pursuant to the MSA’s arbitration provisions, moved to compel arbitration of the parties’ dispute concerning the 2003 NPM Adjustment, including the states’ diligent enforcement claims, before an arbitration panel consisting of three retired federal court judges. The settling states opposed these motions, arguing, among other things, that the issue of diligent enforcement must be resolved by MSA courts in each of the 52 settling states and territories.

Forty-seven of the 48 courts that addressed the question whether the dispute concerning the 2003 NPM Adjustment is arbitrable ruled that arbitration was required under the MSA. The Montana Supreme Court ruled that the State of Montana did not agree to arbitrate the question of whether it diligently enforced a Qualifying Statute. Subsequently, Montana and the PMs reached an agreement whereby the PMs agreed not to contest Montana’s claim that it diligently enforced the Qualifying Statute during 2003.

In January 2009, RJR Tobacco Company and certain other PMs entered into an agreement regarding arbitration with 45 of the MSA settling states (the “Arbitration Agreement”). Those states represented approximately 90% of the allocable share of the settling states. In the Arbitration Agreement, those states agreed to participate in a multistate arbitration of issues related to the 2003 NPM Adjustment. Under the Arbitration Agreement, the signing states had their ultimate liability, if any, with respect to the 2003 NPM Adjustment reduced by 20%, and RJR Tobacco Company and the other PMs that placed their share of the disputed 2005 NPM Adjustment (discussed below) into the disputed payments account, without releasing or waiving any claims, authorised the release of those funds to the settling states.

Proceedings before the arbitration panel contemplated by the MSA and the Arbitration Agreement (the “Arbitration Panel”), with respect to the 2003 NPM Adjustment claim began in July 2010. Following the completion of document and deposition discovery, on 3 November 2011, RJR Tobacco Company and the other PMs advised the Arbitration Panel that they were not contesting the “diligent enforcement” of 12 states and the four US territories with a combined allocable share of less than 14%. The “diligent enforcement” of the remaining 33 settling states, the District of Columbia and Puerto Rico was contested and became the subject of further proceedings. A common issues hearing was held in April 2012, and state specific evidentiary hearings with respect to the contested states were initiated.

As a result of the partial settlement of certain NPM Adjustment claims, as described in more detail below, as well as the earlier decisions not to contest the diligent enforcement of 12 states, two of which are participants in the partial settlement, and the four US territories, only 15 contested settling states required state specific diligent enforcement rulings. State specific evidentiary hearings were completed in May 2013.

In September 2013, the Arbitration Panel issued rulings with respect to the 15 remaining contested states. The Arbitration Panel ruled that six states – Indiana, Kentucky, Maryland, Missouri, New Mexico and Pennsylvania (collectively representing approximately 14.68% allocable share) – had not diligently enforced their Qualifying Statutes in 2003. Each of these six states filed motions to vacate and/or modify the diligent enforcement rulings on the 2003 NPM Adjustment claim. The status as to each of these states is as follows:

•	Indiana and Kentucky (representing approximately 3.80% allocable share) subsequently joined the partial settlement of certain NPM Adjustment claims, as described in more detail below. Indiana participated in a joint motion to stay indefinitely further proceedings on the motions it had filed to vacate the settlement and to modify the adverse diligent enforcement ruling against it. Similarly, Kentucky has joined in a stipulation by the parties filed with the court in that state to stay further proceedings on its motions, but that stipulation has not yet been signed by the court.

•	Pennsylvania dropped its challenge to the finding of non-diligence entered against it. However, the state court in Pennsylvania entered an order that modified the judgment reduction method that had been adopted by the Arbitration Panel, which reduced RJR Tobacco Company’s and Lorillard Tobacco’s recovery from this state by $54 million and $9.5 million, respectively. Upon appeal, in April 2015, the intermediate appellate court in Pennsylvania upheld the trial court ruling. The Pennsylvania Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco Company filed a petition for writ of certiorari with the US Supreme Court on 21 April 2016. On 11 October 2016, the US Supreme Court denied RJR Tobacco Company’s petition for writ of certiorari.

•	Missouri dropped its challenge to the finding of non-diligence entered against it. However, the state court in Missouri entered an order that modified the judgment reduction method that had been adopted by the Arbitration Panel which reduced RJR Tobacco Company’s and Lorillard Tobacco’s recovery from this state by $21.4 million and $3.8 million, respectively. Upon appeal, in September 2015, the intermediate appellate court in Missouri reversed the trial court ruling. Missouri appealed that ruling to the Missouri Supreme Court. On 14 February 2017, the Missouri Supreme Court ruled that the judgment reduction method adopted by the Arbitration Panel should be modified as originally ordered by the court.

•	Maryland dropped its challenge to the finding of non-diligence entered against it. Maryland’s motion challenging the judgment reduction method adopted by the Arbitration Panel was denied by its state court. Upon appeal, in October 2015, the intermediate appellate court in Maryland reversed the trial court, the effect of which was to reduce RJR Tobacco Company’s and Lorillard Tobacco’s recovery from this state by a total of $21.2 million and $3.7 million, respectively. The Maryland Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco Company filed a petition for writ of certiorari with the US Supreme Court on 22 June 2016. On 11 October 2016, the US Supreme Court denied RJR Tobacco Company’s petition for writ of certiorari.

•	New Mexico filed motions challenging the finding of non-diligence and seeking a modification of the judgment reduction method adopted by the Arbitration Panel. The New Mexico trial court denied the state’s motion to vacate the finding of non-diligence, but granted the state’s motion challenging the judgment reduction method that had been adopted by the Arbitration Panel, which reduced RJR Tobacco Company’s and Lorillard Tobacco’s recovery from this state by $5.6 million and $1 million, respectively. RJR Tobacco Company has appealed the court’s ruling on the judgment reduction method. The State did not appeal the trial court’s denial of its motion to vacate the finding on non-diligence.

As noted above, the effect from the four non-diligent states, Pennsylvania, Missouri, Maryland and New Mexico, no longer challenging the findings of non-diligence entered against them by the Arbitration Panel was that a certain portion of the potential recovery from these four states was probable and reasonably estimable. Consequently, $6 million and $93 million was recognised as a reduction of cost of products sold in the RAI Group’s consolidated statement of income for the year ended 31 December 2016 and 2015, respectively. Therefore, RJR Tobacco Company now estimates that the maximum remaining amount of its claim and Lorillard Tobacco’s claim with respect to the 2003 NPM Adjustment claim is $6 million and $1 million, respectively, plus any applicable interest and earnings. Until such time RJR Tobacco Company’s appeal of the New Mexico state court’s ruling that modified the judgment reduction method adopted by the Arbitration Panel has been resolved, including any necessary appeals, uncertainty exists as to the timing, process and amount of RJR Tobacco Company’s ultimate recovery with respect to its remaining share of the 2003 NPM Adjustment claim and, accordingly, no additional amounts for the remaining four non-diligent states have been recognised in the RAI Group’s condensed consolidated financial statements (unaudited) as at 31 March 2017.

(B)	NPM Adjustment Claims for 2004-2016

From 2006 to 2008, proceedings (including Significant Factor Determination arbitrations before an independent economic consulting firm) were initiated with respect to the NPM Adjustment for 2004, 2005 and 2006. Ultimately, the Adjustment Requirements were satisfied with respect to each of these NPM Adjustments.

In subsequent years, RJR Tobacco Company, Lorillard Tobacco, certain other PMs and the settling states entered into three separate agreements, covering fiscal years 2007 to 2009, fiscal years 2010 to 2012 and fiscal years 2013 to 2014, respectively, wherein the settling states would not contest that the disadvantages of the MSA were “a significant factor contributing to” the market share loss experienced by the PMs in those years. The stipulation pertaining to each of the years covered by the three agreements became effective in February of the year a final determination by the firm of independent economic consultants would otherwise have been expected if the issue had been arbitrated on the merits. RJR Tobacco Company and the PMs paid certain amounts into the States’ Antitrust/Consumer Protection Tobacco Enforcement Fund established under Section VIII(c) of the MSA for each year covered by these agreements, with RJR Tobacco Company paying approximately 47% and Lorillard Tobacco paying approximately 20% of such amounts.

Based on the payment calculations of the Independent Auditor and the agreements described above regarding the Significant Factor Determinations, the Adjustment Requirements have been satisfied with respect to the NPM Adjustments for fiscal years 2007 to 2014. Determination of satisfaction of the Adjustment Requirements for 2014 has not been made. The approximate maximum principal amounts of RJR Tobacco Company’s and Lorillard Tobacco’s shares of the disputed NPM Adjustments for the years 2004 through 2014 (in millions), as currently calculated by the Independent Auditor, and the remaining amounts after the settlements of certain NPM Adjustments claims (see below), are as follows1:

	RJR Tobacco Company		Lorillard Tobacco
Volume Year	Disputed	Remaining after settlements	Disputed	Remaining after settlements
2004	$562	$200	$111	$39
2005	445	158	76	27
2006	419	149	73	26
2007	435	157	83	30
2008	468	169	104	38
2009	472	171	107	39
2010	470	170	119	44
2011	422	152	88	32
2012	430	156	97	36
2013	457	165	92	34
2014	433	156	93	34

1	The amounts shown above do not include the interest or earnings thereon to which RJR Tobacco Company and Lorillard Tobacco believe they would be entitled under the MSA.

In addition to the above, SFNTC’s portion of the disputed NPM Adjustments for the years 2004 through 2014 is approximately $67 million and the remaining amount after the settlements is approximately $25 million.

The 2015 volume year NPM Adjustments for RJR Tobacco Company, Lorillard Tobacco and SFNTC are $482 million, $41 million and $18 million, respectively.

The 2016 volume year NPM Adjustments for RJR Tobacco Company and SFNTC are $505 million and $22 million, respectively.

The 2004 NPM Adjustment proceeding is underway before two overlapping panels, with one panel hearing the issues with respect to five states and the other panel hearing the issues as to the remaining states that will be part of the arbitration. A revised case management order governing the arbitration was entered on 4 January 2017. Under the timing established by that case management order, it is expected that discovery in the arbitration proceedings will be completed by the end of the second quarter of 2017. A hearing on common issues will take place starting in June 2017. State specific evidentiary hearings are expected to begin in the fourth quarter of 2017 and will likely conclude by the end of the third quarter of 2018. Diligent enforcement rulings from the panels are likely by the end of the fourth quarter of 2018. RJR Tobacco Company’s and Lorillard Tobacco’s remaining claim with respect to 2004 is approximately $239 million collectively.

Missouri has obtained an order from the Missouri court of appeals for a separate state specific arbitration of the diligent enforcement issue, but on appeal, the Missouri Supreme Court ordered Missouri to participate in the nationwide arbitration of the 2004 NPM Adjustment. Also, in the context of the 2003 NPM Adjustment proceedings, Montana obtained a ruling from the Montana Supreme Court that the issue of diligent enforcement under the MSA must be heard before that state’s MSA court. Finally, New Mexico and the four US territories have been asked to join the 2004 NPM Adjustment Arbitration, but have not yet done so. New Mexico has, however, been ordered by its state court to participate in the nationwide arbitration, although it is appealing that order.

Due to the uncertainty over the final resolution of the 2004-2016 NPM Adjustment claims asserted by RJR Tobacco Company (including Lorillard Tobacco claims) and SFNTC, no assurances can be made related to the amounts, if any, that will be realised or any amounts (including interest) that will be owed, except as described below related to the partial settlement of certain NPM Adjustment claims.

(C)	Settlement/Partial Settlement of Certain NPM Adjustment Claims

In November 2012, RJR Tobacco Company, certain other PMs and certain settling states entered into a term sheet setting forth terms on which accrued and potential NPM Adjustment claims for 2003 through 2014 could be resolved (the “Term Sheet”). The Term Sheet also set forth a restructured NPM Adjustment process to be applied on a going-forward basis, starting with the 2013 volume year. The Term Sheet was provided to all of the MSA settling states for their review and consideration. A total of 17 states, the District of Columbia and Puerto Rico, collectively representing approximately 42% allocable share, joined the proposed settlement. RJR Tobacco Company and the other PMs indicated that they were prepared to go forward with the proposed settlement with that level of jurisdictional participation.

The Term Sheet provided that the Arbitration Panel in place to deal with the 2003 NPM Adjustment (and other NPM Adjustment-related matters) must review the proposed settlement and enter an appropriate order to confirm for the Independent Auditor that it should implement, as necessary, the terms of the settlement agreement.

In March 2013, the Arbitration Panel entered a stipulated partial settlement and award, (the “Award”), reflecting the financial terms of the Term Sheet. Shortly thereafter, the Independent Auditor issued a notice indicating that it intended to implement the financial provisions of the Term Sheet, and also issued various revised payment calculations pertaining to payment years 2009 through 2012 and final calculations pertaining to payment year 2013 that reflected implementation of the financial provisions of the Term Sheet.

Subsequently in 2013, Oklahoma, Connecticut and South Carolina joined the Term Sheet. Efforts by two states, Colorado and Ohio, to obtain injunctions to prevent implementation of the Award were unsuccessful that year.

In June 2014, Kentucky and Indiana, both of which were among the states found “non-diligent” by the Arbitration Panel, joined the Term Sheet on financial terms more favourable to the industry than those agreed to by the original signatory states. In April 2017, Rhode Island and Oregon joined the Term Sheet. Twenty-six jurisdictions have now joined the settlement representing approximately 51.73% allocable share.

On 20 October 2015, RJR Tobacco Company and certain other PMs (including SFNTC) entered into a settlement agreement with the State of New York (the “NY Settlement Agreement”) to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014 and puts in place a new method to determine future adjustments from 2015 forward as to New York. With the addition of New York’s allocable share of 12.76%, RJR Tobacco Company has resolved the 2004 through 2014 NPM Adjustments with 27 jurisdictions, representing approximately 64.49% allocable share.

18.2.5	European Community Action

In European Community v. RJR Nabisco, Inc. (USD.C. E.D.N. Y., filed 2002), the European Community and several EU Member States allege that RJR, RJR Tobacco Company and other currently and formerly related companies engaged in money laundering and other conduct violating civil RICO and a variety of common laws. The plaintiffs also allege that the defendants manufactured cigarettes that were eventually sold in Iraq in violation of US sanctions. The plaintiffs seek compensatory, punitive and treble damages among other types of relief. On 15 February 2010, the defendants moved to dismiss, and the action has been stayed and largely inactive since then while the parties have litigated that motion. The district court granted the motion to dismiss in orders dated 8 March 2011 and 13 May 2011, and the plaintiffs appealed to the Second Circuit which vacated and remanded dated 29 April 2014 that was amended on 20 August 2014. On 20 June 2016, the US Supreme Court reversed the Second Circuit’s decision and ordered the dismissal of the plaintiffs’ RICO damages claims, finding that RICO civil causes of action extend only to domestic injuries, which claims the plaintiffs had abandoned. The court also held that any private RICO claims for equitable relief must also rest on domestic injuries but reserved decision on whether the plaintiffs had alleged such claims. The court’s decision does not affect the plaintiffs’ common-law claims. After remand, the district court entered an order allowing the plaintiffs to file an amended complaint by 24 October 2016, which later was extended indefinitely. Once the amended complaint is filed, the parties have been directed to submit a joint briefing schedule for the defendants’ anticipated motion to dismiss. Further, the district court stayed discovery until ten days after entry of an order deciding the defendants’ anticipated motion to dismiss. The amount of damages in this case has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to this matter.

18.2.6	Fontem Patent Litigation

In Fontem Ventures B.V. and Fontem Holdings 1 B.V. v. R. J. Reynolds Vapor Co. (U.S.D.C. C.D. Cal., filed 2016), Fontem Ventures B.V. and related entities filed three actions against RJR Vapor alleging that VUSE products infringe a total of seven Fontem patents purportedly directed to e-cigarettes. RJR Vapor moved to transfer the three cases to the United States District Court for the Middle District of North Carolina, which motion was granted and, as a result, the cases now are pending in the Middle District of North Carolina. On 1 March 2017, Fontem filed a fourth complaint in the Middle District of North Carolina asserting that the VUSE products infringe eight additional Fontem patents. RJR Vapor filed an answer to the fourth complaint on 24 April 2017. On 14 April 2017, Fontem filed a motion to amend the now-consolidated three prior actions to add certain Reynolds Defendants as additional defendants, and a response to the motion will be filed on 5 May 2017. RJR Vapor also filed petitions for inter partes review against six of the 15 asserted patents. Three of the petitions have been granted, five denied, and the others are still pending decision. The amount of damages in this case has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to this matter.

18.2.7	FDA Litigation

On 25 February 2011, RJR Tobacco Company, Lorillard and Lorillard Tobacco jointly filed Lorillard, Inc. et al. v. U.S. Food and Drug Administration, in the U.S. District Court for the District of Columbia, challenging the composition of Tobacco Product Scientific Advisory Committee (the “TPSAC”), which had been established under the FDA Tobacco Act. The complaint alleges that certain TPSAC members and certain members of its constituents subcommittee have financial and appearance conflicts of interest that are disqualifying under federal ethics law and regulations, and that the TPSAC is not “fairly balanced,” as required by the Federal Advisory Committee Act (the “FACA”). In March 2011, the plaintiffs filed an amended complaint, which added an additional claim, based on a nonpublic meeting of members of the TPSAC, in violation of the FACA. The court granted the plaintiffs’ unopposed motion to file a second amended complaint adding a count addressing the FDA’s refusal to produce all documents generated by the TPSAC and its subcommittee in preparation of its menthol report (the “2011 Menthol Report”). On 21 July 2014, the court granted the plaintiffs’ summary judgment motions finding that three members of the TPSAC Committee had impermissible conflicts of interest, ordered the FDA to reconstitute the committee in conformance with the law, and enjoined the agency from using or relying on the TPSAC’s 2011 Menthol Report. The FDA appealed to the D.C. Circuit, which reversed on 15 January 2016. The D.C. Circuit found that the plaintiffs did not have standing to challenge appointments of certain TPSAC members. Under the appellate court’s order, the three former TPSAC members can serve once again, and FDA can rely on the 2011 Menthol Report.

On 18 May 2016, the appellate court issued a mandate vacating the injunction that had barred use of the TPSAC menthol report and had ordered reconstitution of the TPSAC.

18.2.8	Smokeless Tobacco Litigation

In 1999, when the IPIC litigation described in paragraph 18.2.2(B) above was first filed, the named defendants included manufacturers of smokeless products, including Conwood Company, LLC (now known as American Snuff Company, LLC) and others. When the IPIC plaintiffs filed discovery responses in IPIC listing the products they used, 41 of them listed a smokeless product. Six of those 41 plaintiffs listed a brand owned by American Snuff (Levi Garrett). Seven listed a brand (Beechnut) once manufactured by Lorillard Tobacco (now manufactured by National Tobacco Company). On 3 December 2001, the IPIC court severed all smokeless claims and all smokeless defendants from IPIC, but did not stay the case during IPIC. Since 2001, the plaintiffs in the severed cases did not pursue them. Those plaintiffs now seek to activate various smokeless claims, including certain plaintiffs whose cases were dismissed in IPIC after severance of the smokeless claims and whose claims are not counted in the 41 claims described above. The defendants moved to dismiss the severed claims because they had been abandoned by virtue of the prolonged inaction in the case. On 25 January 2017, the trial court denied the defendants’ motion to dismiss those claims as abandoned. The plaintiffs are now free to move forward with their claims, and an initial schedule for discovery has been set through to 2019. The amount of damages in these cases has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to these matters.

18.2.9	ERISA Litigation

In Tatum v. The R.J.R. Pension Investment Committee of the R. J. Reynolds Tobacco Co. Capital Investment Plan (U.S.D.C. M.D.N.C., filed 2002), an RJR Tobacco Company employee filed a putative class-action alleging that RJR, RJR Tobacco Company, the RJR Employee Benefits Committee and the RJR Pension Investment Committee violated the Employee Retirement Income Security Act of 1974 (“ERISA”). The action relates to the decision made in 1999 by RJR Nabisco Holdings Corp., subsequently renamed Nabisco Group Holdings Corp. (“NGH”), to spin off RJR, thereby separating NGH’s tobacco business and food business. As part of the spin-off, the 401(k) plan for the previously related entities had to be divided into two separate plans for the now separate tobacco and food businesses. The plaintiff contends that the defendants breached their fiduciary duties to participants of the RJR 401(k) plan when, after the spin-off, they removed the stock funds of the food business companies, NGH and Nabisco Holdings Corp. (“Nabisco”), as investment options from the RJR 401(k) plan. The plaintiff asserts that a November 1999 amendment (the “1999 Amendment”) that eliminated the NGH and Nabisco funds from the RJR 401(k) plan on 31 January 2000, contained sufficient discretion for the defendants to have retained the NGH and Nabisco funds after 31 January 2000, and that the failure to exercise such discretion was a breach of fiduciary duty. In his complaint, the plaintiff requests, among other things, that the court require the defendants to pay as damages to the RJR 401(k) plan an amount equal to the subsequent appreciation that was purportedly lost as a result of the liquidation of the NGH and Nabisco funds.

The defendants moved to dismiss, and the district court granted the motion in December 2003. In December 2004, the U.S. Court of Appeals for the Fourth Circuit (the “Fourth Circuit”) reversed, holding that the 1999 Amendment had sufficient discretion for the defendants to have retained the NGH and Nabisco funds as at 1 February 2000. After remand, the plaintiff filed an amended complaint, which the defendants then moved to dismiss. The district court granted the motion to dismiss in part and denied it in part, dismissing all claims against the RJR Employee Benefits Committee and the RJR Pension Investment Committee. The plaintiff filed a motion for class certification, which the court granted in September 2008.

After a bench trial in January and February 2010, the district court dismissed the case with prejudice on 25 February 2013, finding that a hypothetical prudent fiduciary could have made the same decision and thus the plan’s loss was not caused by the procedural prudence which the court found to have existed. On 4 August 2014, the Fourth Circuit reversed, finding that the district court applied the wrong standard when it held that the defendants did not cause any loss to the plan and that, instead, the test was whether a hypothetical prudent fiduciary “would have” made the same decision. After remand, the district court dismissed the case with prejudice on 18 February 2016, finding that the defendants have shown by a preponderance of the evidence that a fiduciary acting with prudence would have divested the NGH and Nabisco Funds at the time and in the manner that the defendants did. On 17 March 2016, the plaintiff appealed arguing that the district court erred in finding that a hypothetical prudent fiduciary would have divested the NGH and Nabisco Funds at the same time and in the same manner as RJR. On 28 April 2017, the Fourth Circuit affirmed the district court’s judgment in favour of RJR. The plaintiff’s petition for rehearing is due 12 May 2017. The amount of damages in this case has not been quantified and is neither probable nor reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount of damages, if any, related to this matter.

18.2.10	Shareholder Case

RAI, the members of the RAI board of directors and BAT have been named as defendants in a putative class-action lawsuit captioned Corwin v. British American Tobacco p.l.c., et al., brought in North Carolina state court, (the “North Carolina Action”), by a person identifying himself as a shareholder of RAI. The North Carolina Action was initiated on 8 August 2014, and an amended complaint was filed on 7 November 2014. The amended complaint generally alleges, among other things, that the members of the RAI board of directors breached their fiduciary duties to RAI shareholders by approving the BAT Share Purchase and the sharing of technology with BAT, as well as that there were various conflicts of interest in the transaction. More specifically, the amended complaint alleges that (1) RAI aided and abetted the alleged breaches of fiduciary duties by its board of directors and (2) BAT was a controlling shareholder of RAI and, as a consequence, owed other RAI shareholders fiduciary duties in connection with the BAT Share Purchase. The North Carolina Action seeks injunctive relief, damages and reimbursement of costs, among other remedies.

On 17 January 2015, RAI and the director defendants in the North Carolina Action entered into a memorandum of understanding regarding the settlement of the plaintiff’s disclosure claims (the “North Carolina Memorandum of Understanding”). The North Carolina Memorandum of Understanding outlines the terms of the parties’ agreement in principle to settle and release the disclosure claims which were or could have been asserted in the North Carolina Action. In consideration of the partial settlement and release, RAI agreed to make and then made certain supplemental disclosures to the Joint Proxy Statement/Prospectus. On 4 August 2015, the trial court granted the defendants’ motions to dismiss all of the remaining non-disclosure claims, and the plaintiff appealed. On 17 February 2016, the trial court approved the partial settlement, including the plaintiff’s unopposed request for $415,000 in attorneys’ fees and costs. The partial settlement did not affect the consideration paid to Lorillard shareholders in connection with the Lorillard Merger. On 20 December 2016, the North Carolina Court of Appeals affirmed the trial court’s dismissal of the claims against RAI and RAI’s Board of Directors, but reversed the dismissal of the claims against BAT. On 4 January 2017, BAT filed a motion for rehearing en banc of the Court of Appeals’ opinion, which was denied on 2 February 2017. On 27 February 2017, BAT petitioned the North Carolina Supreme Court for review of the Court of Appeals’ decision.

18.2.11	Indemnification Obligations

To the extent requests for indemnification have been made pursuant to the obligations discussed below, they are not quantifiable and are not probable and reasonably estimable; accordingly, consistent with US GAAP, RAI has not accrued an amount as to such indemnification, if any, related to these matters.

(A)	JTI Indemnities

By a purchase agreement dated 9 March 1999, amended and restated as at 11 May 1999 (the “1999 Purchase Agreement”), RJR and RJR Tobacco Company sold its international tobacco business to JTI and agreed to indemnify JTI against:

•	any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet;

•	any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJR Tobacco Company’s employee benefit and welfare plans; and

•	any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

Matters for which JTI has requested indemnification for damages under the indemnification provisions of the 1999 Purchase Agreement are as follows:

•	In a letter dated 31 March 2006, counsel for JTI stated that JTI would be seeking indemnification under the 1999 Purchase Agreement for any damages it may incur or may have incurred arising out of a Southern District of New York grand jury investigation, a now-terminated Eastern District of North Carolina grand jury investigation, and various actions filed by the European Community and others in the U.S. District Court for the Eastern District of New York against RJR Tobacco Company and certain of its affiliates on 3 November 2000, 6 August 2001, and 30 October 2002 and against JTI on 11 January 2002.

•	JTI also has sought indemnification relating to a statement of claim filed on 23 April 2010 (the “Statement of Claim”) in the Ontario Superior Court of Justice, London, against JTI Macdonald Corp. (“JTI-MC”) by the Ontario Flue-Cured Tobacco Growers’ Marketing Board (the “Board”), Andy J. Jacko, Brian Baswick, Ron Kichler, and Aprad Dobrenty, proceeding on their own behalf and on behalf of a putative class of Ontario tobacco producers that sold tobacco to JTI-MC during the period between 1 January 1986 and 31 December 1996 (the “Class Period”) through the Board pursuant to certain agreements. The Statement of Claim seeks recovery for damages allegedly incurred by the class representatives and the putative class for tobacco sales during the Class Period made at the contract price for duty free or export cigarettes with respect to cigarettes that, rather than being sold duty free or for export, purportedly were sold in Canada, which allegedly breached one or more of a series of contracts dated between 4 June 1986, and 3 July 1996. Appeals taken from an unsuccessful motion to dismiss the action as barred by the statute of limitations were ultimately denied on 4 November 2016. Certification proceedings are pending.

•	JTI has advised RJR and RJR Tobacco Company of its view that, under the terms of the 1999 Purchase Agreement, RJR and RJR Tobacco Company are liable for approximately $1.85 million related to a judgment entered in 1998, plus interest and costs, in an action filed in Brazil by Lutz Hanneman, a former employee of a former RJR Tobacco Company subsidiary. RJR and RJR Tobacco Company deny that they are liable for this judgment under the terms of the 1999 Purchase Agreement

RJR and RJR Tobacco Company disagree with JTI as to (1) what circumstances relating to any such matters may give rise to indemnification obligations by RJR and RJR Tobacco Company, and (2) the nature and extent of any such obligation. The parties have agreed to resolve their differences at a later time.

In connection with the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks to JTI Holding, along with the international companies that distribute and market the brand outside the United States, pursuant to the 2015 Purchase Agreement, SFNTC, R. J. Reynolds Global Products, Inc., and R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions:

•	commenced on or before (1) 13 January 2019, to the extent relating to alleged personal injuries, and (2) in all other cases, 13 January 2021;

•	brought by (1) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (2) consumers or a consumer association; and

•	arising out of any statement or claim (1) made on or before 13 January 2016, (2) by any company sold to JTI Holding in the transaction, (3) concerning NATURAL AMERICAN SPIRIT brand products consumed or intended to be consumed outside of the United States and (4) that the NATURAL AMERICAN SPIRIT brand product is natural, organic, or additive free.

(B)	ITG Indemnity

In the purchase agreement relating to the Divestiture, RAI agreed to defend and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands on or before 12 June 2015, as well as in actions filed before 13 June 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands. In the purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in connection with claims relating to the purchase or use of BLU brand e-cigarettes.

ITG also agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in actions filed after 12 June 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands after 12 June 2015.

(C)	Loews Indemnity

In 2008, Loews Corporation, (“Loews”), entered into an agreement with Lorillard, Lorillard Tobacco, and certain of their affiliates (the “Separation Agreement”). In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation of defence), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’s ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims). Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the Lorillard Merger, RJR Tobacco Company assumed Lorillard’s obligations under the Separation Agreement as was required under the Separation Agreement.

(D)	Indemnifications of Distributors and Retailers

RJR Tobacco Company, Lorillard Tobacco, SFNTC, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defence costs arising out of the sale or distribution of their products. Additionally, SFNTC has entered into an agreement to indemnify a supplier from liability and related defence costs arising out of the sale or use of SFNTC’s products. The cost has been, and is expected to be, insignificant. RJR Tobacco Company, SFNTC, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

19.	Property, plant and equipment

Aside from the assets listed below, there is no existing or planned fixed asset which is material to the BAT Group:

Name	Type
Globe House, London (UK)	BAT Group HQ

Operations (SNO & GLP UK) and GR&D Southampton (UK)	Offices, Global Leaf & R&D

British American Shared Services (Europe) SRL (Romania)	Office

Green Leaf Threshing Plant at Santa Cruz do Sul (Brazil)	Factory

Uberlandia (Brazil)	Factory

Global Leaf R&D at Cachoeirinha (Fabrica) (Brazil)	R&D

Dhaka (Bangladesh)	Factory

Augustow (Poland)	Factory

Samsun (Turkey)	Factory

Saratov (Russia)	Factory

St Petersburg (Russia)	Factory

Sacheon (Korea)	Factory

Malang (Indonesia)	Factory

Ploiesti (Romania)	Factory

The BAT Group is not aware of any environmental issues that may affect the BAT Group’s use of its tangible fixed assets.

20.	Auditors

KPMG LLP, a member firm of the Institute of Chartered Accountants in England and Wales (“KPMG”) is the Company’s auditor and audited the accounts of the Company for the financial years ended 31 December 2016 and 2015.

PricewaterhouseCoopers LLP (“PwC”), a member firm of the Institute of Chartered Accountants in England and Wales was the Company’s auditor and audited the accounts of the Company for the year ended 31 December 2014. As a result of proposed litigation by a BAT Group company against PwC, PwC had notified BAT that it would not seek reappointment as the BAT Group’s auditors at the Annual

General Meeting in April 2015. This situation arose from potential claims against PwC in respect of work carried out by PwC in relation to the audit of the accounts of a third party. These claims do not concern the audit of any member of the BAT Group.

21.	Consents

KPMG has given and has not withdrawn its written consent to the inclusion of its reports on:

•	the historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 in paragraph 3 of Section C of Part XII (Historical Financial Information of the RAI Group); and

•	the unaudited pro forma financial information in Section B of Part XVI (Unaudited Pro Forma Financial Information of the Combined Group),

in the form and context in which these reports appear and has authorised the contents of the part of the Prospectus which comprise its report for the purposes of Prospectus Rule 5.5.3R(2)(f).

22.	General

The total costs and expenses (exclusive of VAT) payable by the BAT Group and the RAI Group in connection with the Proposed Acquisition and the issue and Admission of the New BAT Shares, are estimated to be approximately £429 million. Given the inter relationship between the Proposed Acquisition and the Admission of the New BAT Shares, it is not practicable to separate costs attributable solely to the Proposed Acquisition and the Admission of the New BAT Shares. There are no amounts payable to financial intermediaries.

23.	Information incorporated by reference

The following documents, which have been filed with or notified to the FCA and are available for inspection in accordance with paragraph 24 of Part XIX (Additional Information) of this Prospectus, contain information about the BAT Group which is relevant to this Prospectus:

•	BAT’s Annual Report 2016, containing BAT’s audited consolidated financial statements for the year ended 31 December 2016, together with an audit report in respect of that period and a discussion of BAT’s financial performance;

•	BAT’s Annual Report 2015, containing BAT’s audited consolidated financial statements for the year ended 31 December 2015, together with an audit report in respect of that period and a discussion of BAT’s financial performance; and

•	BAT’s Annual Report 2014, containing BAT’s audited consolidated financial statements for the year ended 31 December 2014, together with an audit report in respect of that period and a discussion of BAT’s financial performance.

24.	Documents available for inspection

Copies of the following documents will be available for inspection at the Company’s registered office, Globe House, 4 Temple Place, London WC2R 2PG, United Kingdom during normal business hours on Monday to Friday each week (public holidays excepted) for a period of 12 months following Completion:

•	Memorandum of Association and the Articles of Association;

•	the Merger Agreement;

•	the annual reports and audited consolidated financial information for the BAT Group in respect of the three financial years ended 31 December 2016, 2015 and 2014;

•	the unaudited consolidated financial information of the RAI Group in respect of the three months ended 31 March 2017;

•	the audited consolidated financial information of the RAI Group in respect of the three financial years ended 31 December 2016, 2015 and 2014;

•	the audited consolidated financial information of the RAI Group in respect of the three financial years ended 31 December 2015, 2014 and 2013;

•	the audited consolidated financial information of the Lorillard Group for the year ended 31 December 2014;

•	the consolidated financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015;

•	the report of KPMG on the financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015 set out in paragraph 3 of Section C of Part XII (Historical Financial Information of the Lorillard Group) of this Prospectus;

•	the report of KPMG on the Unaudited Pro Forma Financial Information set out in Part XVI (Unaudited Pro Forma Financial Information of the Combined Group) of this Prospectus;

•	the consent letters referred to in paragraph 21 above;

•	the Circular; and

•	this Prospectus.

This Prospectus is dated 14 June 2017.

PART XX

DEFINITIONS

The following definitions shall apply throughout this Prospectus unless the context requires otherwise:

“2014 RCF”	the £3,000,000,000 revolving credit facility agreement dated 29 May 2014, between BAT, BATIF, BATHTN and BATNF as original borrowers, BAT as guarantor, HSBC Bank plc as agent and euro swingline agent and HSBC Bank USA, National Association as USD swingline agent and the lenders and financial institutions party thereto, and which will be cancelled at Completion

“2016 RAI Financial Statements”	the RAI Group’s consolidated financial statements for the year ended 31 December 2016

“2017 RCF”	the £5,680,000,000 forward starting revolving credit facility agreement dated 20 January 2017 between BAT, BATIF, BATHTN, BATNF and BATCAP, as original borrowers, BAT as guarantor, HSBC Bank plc as agent and euro swingline agent and HSBC Bank USA, National Association as US agent and USD swingline agent and the lenders and financial institutions party thereto, and which will be available to the BAT Group at Completion provided that applicable conditions precedent are met (including evidence that the 2014 RCF has been cancelled and, if applicable, repaid or prepaid in full)

“Acquisition Facility”	the term loan facilities agreement, dated as at 16 January 2017, among BATIF and BATCAP, as original borrowers, BAT, as guarantor, HSBC Bank plc, as agent, HSBC Bank USA, National Association, as US agent and the lenders and financial institutions party thereto, providing for an unsecured and unsubordinated term loan facility in an aggregate principal amount of up to $25 billion for the purpose of financing the Proposed Acquisition, paying related taxes, fees, costs and expenses and refinancing the Credit Agreement, and which will be available to the BAT Group at Completion provided that applicable conditions precedent are met

“Acts”	the Companies Act 2006, Part 2 of the Companies (Audit, Investigations and Community Enterprise) Act 2004 and the provisions still in force from the Companies Act 1985 and the Companies Consolidation (Consequential Provisions) Act 1985

“Admission and Disclosure Standards”	the requirements contained in the publication “Admission and Disclosure Standards” dated 16 April 2013 containing, among other things, the admission requirements to be observed by companies seeking admission to trading on the LSE’s main market for listed securities

“Admission”	the admission of the New BAT Shares to the premium listing segment of the Official List and to trading on the LSE’s main market for listed securities becoming effective in accordance with paragraph 3.2.7 of the Listing Rules and the Admission and Disclosure Standards

“ADR”	American Depositary Receipt

“ADS”	American Depositary Share

“All Other”	the RAI operations other than RJR Tobacco, Santa Fe and American Snuff

“American Snuff”	the RAI operating segment which consists of the primary operations of American Snuff Co.

“American Snuff Co.”	American Snuff Company, LLC, an indirect wholly owned subsidiary of RAI

“Annual General Meeting”	the annual general meeting of the Company

“ANPRM”	Advance Notice of Proposed Rulemaking issued by the FDA

“Anti-Corruption Laws”	various anti-corruption laws and regulations which the Combined Group’s employees will be subject to

“Appvion”	Appvion Inc

“Articles of Association” or “Articles”	the articles of association of the Company

“ASC 805”	Accounting Standards Codification 805, Business Combinations

“Audit Committee”	the audit committee established by the Board to monitor financial risks in the Company’s businesses, as described in paragraph 4.3.1 of Part X (Directors, Senior Management and Corporate Governance)

“Available Facilities”	the facilities available to the BAT Group comprising:

(a) if Completion does not occur, the 2014 RCF, which is available until its maturity in 2021; or

(b) if Completion does occur, (i) the 2017 RCF, which is available to the BAT Group to draw from Completion provided that applicable conditions precedent are met (including evidence that the 2014 RCF has been cancelled and, if applicable, repaid or prepaid in full), and (ii) the Acquisition Facility

“B&W Business Combination”	the merger of the US operations of RJR Tobacco Company and B&W on 30 July 2004

“B&W Tobacco”	Brown & Williamson Tobacco Corporation, a wholly owned subsidiary of BAT

“B&W”	Brown & Williamson Holdings, Inc., (formerly, Brown & Williamson Tobacco Corporation), a wholly owned subsidiary of BAT

“BAT” or “Company”	British American Tobacco p.l.c., a public limited company incorporated under the laws of England and Wales, with company number 03407696 and its registered office in Globe House, 4 Temple Place, London, WC2R 2PG, United Kingdom

“BAT ADSs”	American Depositary Shares representing the BAT Shares

“BAT ADS ratio change”	the ratio change agreement which changed the ratio of each BAT ADS representing two BAT Shares to each BAT ADS representing one BAT Share as at 14 February 2017

“BAT General Meeting”	the general meeting of BAT to be held at 2pm on 19 July 2017, or any adjournment thereof

“BAT Georgia”	British American Tobacco Georgia Limited

“BAT Group”	BAT and its subsidiary undertakings (as defined in the Companies Act 2006), from time to time

“BAT Korea”	British American Tobacco Korea Limited and British American Tobacco Korea Manufacturing Limited

“BAT Nigeria”	British American Tobacco (Nigeria) Limited

“BAT Register”	the register of members of the Company

“BAT Shareholders”	the holders of BAT Shares

“BAT Shares”	ordinary shares of 25 pence each in the capital of the Company

“BAT Share Purchase”	purchase by BAT, through a wholly owned subsidiary, of 77,680,259 RAI Shares for approximately $4.7 billion, (prior to giving effect to RAI’s two-for-one share split effected on 31 August 2015) on 12 June 2015 concurrently with the completion of the Lorillard Merger and the Divestiture

“BAT Treasury Shares”	treasury shares held in BAT

“BAT UK Defendants”	the Company and B.A.T (U.K. and Export) Limited

“BATCAP”	B.A.T Capital Corporation

“BATHTN”	British American Tobacco Holdings (The Netherlands) B.V.

“BATIF”	B.A.T. International Finance p.l.c.

“BATNF”	B.A.T. Netherlands Finance B.V.

“BATSA”	British American Tobacco South Africa (Pty) Limited

“BATUS”	BATUS Holdings Inc., a Delaware corporation and a wholly owned subsidiary of BAT

“Board”	the board of Directors of the Company

“BTI”	BTI 2014 LLC

“business day”	a day (other than a Saturday or Sunday) on which banks are open for general business in either of London or New York

“Cash-out RSU”	each restricted stock unit and each performance share award, in each case, that was granted by RAI prior to the date of the Merger Agreement, other than Retention RSUs

“Centerview Partners”	Centerview Partners UK LLP

“Cigarrera Bigott”	C.A Cigarrera Bigott Sucs

“Circular”	the circular to be sent by BAT to BAT Shareholders

“City Code”	the City Code on Takeovers and Mergers issued from time to time by or on behalf of the Panel on Takeovers and Mergers

“CNTC”	China National Tobacco Corporation

“Combined Group”	the BAT Group and the RAI Group after the Proposed Acquisition has taken effect

“Companies Act 2006”	an Act to reform company law and restate the greater part of the enactments relating to companies; to make other provision relating to companies and other forms of business organisation; to make provision about directors’ disqualification, business names, auditors and actuaries; to amend Part 9 of the Enterprise Act 2002; and for connected purposes, with the short title “the Companies Act 2006”

“Completion”	the completion of the Proposed Acquisition for the purposes of the Merger Agreement in accordance with its terms (and references to “complete” shall be construed accordingly)

“Conditions”	the conditions to Completion as set out in the Merger Agreement, and which are summarised in paragraph 2 of Part VI (Details of the Proposed Acquisition) of this Prospectus

“Credit Agreement”	credit agreement dated December 2014, as amended, between RAI and a syndicate of lenders providing for a $2 billion senior unsecured revolving credit facility, which may be increased to $2.35 billion at the discretion of the lenders upon the request of RAI, and having a maturity date of 18 December 2021

“CREST Regulations”	Uncertificated Securities Regulations 2001 (S1 2001/3755), as amended

“CREST”	the system of paperless settlement of trades in listed securities of which Euroclear UK & Ireland Limited is the operator

“CTBAT”	CTBAT International Co. Limited

“CTP”	“Center for Tobacco Products”, established in 2009 by the FDA

“Depositary”	Citibank, N.A in its capacity as depositary bank for the ADS.

“Deutsche Bank”	Deutsche Bank AG, London Branch

“Directors”	the directors of BAT whose names appear in Part IV (Directors, Company Secretary, Registered Office and Advisers) of this Prospectus

“Disclosure Guidance and Transparency Rules”	the disclosure guidance and transparency rules made by the FCA under Part 6 of the FSMA

“Divestiture”	the acquisition by Imperial Sub of certain assets (i) owned by certain RAI subsidiaries or affiliates relating to the cigarette brands WINSTON, KOOL and SALEM and (ii) owned by Lorillard subsidiaries or affiliates related to the cigarette brand MAVERICK and the “e-vapour” brand BLU (including SKYCIG), as well as Lorillard’s owned and leased property, and certain transferred employees, together with associated liabilities

“DJSI”	Dow Jones Sustainability Index

“DOJ”	the US Department of Justice

“DSBS”	the Company’s Deferred Annual Share Bonus Scheme as described in paragraph 10.2 of Part XIX (Additional Information)

“Eastman”	Eastman Chemical Company

“EBITDA”	earnings before interest, taxes, depreciation and amortisation

“EBT”	BAT’s existing employee benefit trusts

“ECB”	the European Central Bank

“EEA State”	a state which is a contracting party to the agreement on the European Economic Area signed on 2 May 1992, as it has effect for the time being

“EEMEA”	Eastern Europe, Middle East and Africa

“Effective Date”	the date in which the Proposed Acquisition becomes effective in accordance with the terms under the Merger Agreement

“EHS Policy”	the BAT Group’s Environment, Health and Safety policy

“ELTRA”	the RAI Group’s expected long-term return on pension assets

“Employee Share Schemes”	the BAT Group’s employee share schemes, including the LTIP, the DSBS, the Sharesave Scheme and the ESOP, and the RAI Group’s employee share schemes including the RAI Omnibus Incentive Plan and Retention RSUs

“EMTN Programme”	the Euro Medium Term Note Programme constituted under a trust deed dated 6 July 1998

“End Date”	31 December 2017

“EONIA”	Euro OverNight Index Average

“EPS”	earnings per share

“ESOP”	the Company’s Employee Share Ownership Plan as described in paragraph 10.4 of Part XIX (Additional Information)

“ETS”	Environmental Tobacco Smoke

“EU”	the European Union

“EU Member States”	the Member States of the European Union from time to time

“EURIBOR”	the Euro Interbank Offered Rate

“Euroclear”	Euroclear UK & Ireland Limited, the operator of CREST

“Exchange Act”	the United States Securities Exchange Act of 1934, as amended

“Exchange Agent”	Citibank, N.A in its capacity as exchange agent for the Proposed Acquisition

“Executive Directors”	Nicandro Durante and Ben Stevens

“Existing BAT ADSs”	the BAT ADSs representing the Existing BAT Shares

“Existing BAT Shares”	the entire issued share capital of BAT prior to the issue of the New BAT Shares

“FASB”	Financial Accounting Standards Board

“FCA”	the Financial Conduct Authority

“FCPA”	the US Foreign Corrupt Practices Act of 1977

“FCTC”	the World Health Organization’s Framework Convention on Tobacco Control

“FDA”	the US Food & Drug Administration

“FDA Tobacco Act”	Family Smoking Prevention and Tobacco Control Act of 2009, as amended

“FII GLO”	Franked Investment Income Group Litigation Order

“Final Rule”	the FDA issued final regulation deeming all products that meet the FDA Tobacco Act’s definition of “tobacco product” to be subject to the FDA’s regulatory authority under the FDA Tobacco Act

“Form F-4”	the registration statement on Form F-4 filed with the SEC relating to the registration under the Securities Act of the New BAT Shares constituting the share portion of the Merger Consideration

“Form F-6”	a registration statement on Form F-6 to be filed with the SEC relating to the registration under the Securities Act of the New BAT ADSs to be issued as part of the Merger Consideration and the change in BAT’s SEC reporting status

“FSMA”	the Financial Services and Markets Act 2000 (as amended)

“FTC”	the US Federal Trade Commission

“GCC”	the Cooperation Council for the Arab States of the Gulf whose member states comprise Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, and the United Arab Emirates

“General Meeting”, “Meeting” or “GM”	the general meeting to be held at 2pm on 19 July 2017, or any adjournment thereof

“Global Drive Brands”	DUNHILL, KENT, LUCKY STRIKE, PALL MALL and ROTHMANS, collectively

“Governance Agreement”	the governance agreement, dated 30 July 2004 between RAI, B&W and the Company which sets out the parties’ agreement regarding various aspects of the governance of RAI (and amendments thereto)

“Government”	Her Majesty’s Government of the United Kingdom

“Historical Financial Information”	together the BAT Historical Financial Information and the RAI Historical Financial Information for the Group set out in Part XIV (Historical Financial Information of the BAT Group) and Part XV (Historical Financial Information of the RAI Group) of this Prospectus

“HM Revenue and Customs”	Her Majesty’s Revenue and Customs

“HSR Act”	the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended

“IFRS (EU)”	International Financial Reporting Standards as adopted by the European Union

“IFRS (IASB)”	the International Accounting Standards Board for International Financial Reporting Standards

“Imperial Canada”	Imperial Tobacco Canada Limited

“Imperial Sub”	ITG Brands, LLC, a wholly owned subsidiary of Imperial (formerly known as Lignum-2, L.L.C.)

“Imperial”	Imperial Brands p.l.c, formerly Imperial Tobacco pl.c., a public limited company incorporated under the laws of England and Wales, with company number 03236483 and whose registered office is 121 Winterstoke Road, Bristol, England, BS3 2LL

“Industries”	B.A.T Industries p.l.c.

“Investments”	British American Tobacco (Investments) Limited

“ISIN”	International Security Identification Number

“Joint Financial Advisers”	Centreview Partners, Deutsche Bank and UBS

“Joint Sponsors”	Deutsche Bank and UBS

“JSE”	the Johannesburg Stock Exchange

“JTI Holding”	JT International Holding BV, a subsidiary of JTI

“JTI”	Japan Tobacco Inc.

“Latest Practicable Date”	12 June 2017 (being the latest practicable date prior to the publication of this Prospectus)

“LIBOR”	the London Interbank Offered Rate

“Listing Rules”	the listing rules made by the UKLA pursuant to Part 6 of the FSMA

“London Stock Exchange” or “LSE”	London Stock Exchange plc

“Lorillard”	Lorillard, Inc., n/k/a Lorillard, LLC

“Lorillard Group”	Lorillard and its subsidiary undertakings (as defined in the Companies Act 2006)

“Lorillard Merger”	the acquisition by RAI of Lorillard on 12 June 2015

“Lorillard Tobacco”	Lorillard Tobacco Company, LLC, f/k/a Lorillard Tobacco Company

“Louisville”	Louisville Securities Limited, a private limited company incorporated under the laws of England and Wales and a wholly owned subsidiary of BAT;

“LTIP”	the Company’s Long-Term Incentive Plan as described in paragraph 10.1 of Part XIX (Additional Information)

“Main Board of the JSE”	the Main Board of the Johannesburg Stock Exchange

“Management Board”	the senior management team of BAT comprising the Senior Managers as listed in Part X (Directors. Senior Managers and Corporate Governance)

“McLane”	McLane Company, Inc

“Memorandum of Association”	the memorandum of association of the Company

“Merger Agreement”	the Agreement and Plan of Merger, dated 16 January 2017, amended on 8 June 2017, and as it and the plan of merger contained therein may be amended from time to time, among BAT, BATUS, RAI and Merger Sub

“Merger Consideration”	the consideration, per RAI Share, to be received by RAI Shareholders in the Proposed Acquisition, consisting of (1) a number of BAT ADSs representing 0.5260 of a New BAT Share, plus (2) $29.44 in cash, without interest

“Merger Sub”	Flight Acquisition Corporation, a North Carolina corporation and indirect, wholly owned subsidiary of BAT

“MSA”	the Master Settlement Agreement, dated 23 November 1998 and between 46 US States, the District of Columbia and five US territories and various tobacco manufacturers, including RJR Tobacco Company, B&W and Lorillard Tobacco, resolving various state health-care cost recovery claims

“MSAi”	Management Science Associates, Inc.

“MTM Adjustment”	mark-to-market adjustment

“NAAG”	The National Association of Attorneys` General

“Nabisco Purchase Agreement”	purchase agreement dated as at 9 March 1999, as amended and restated as at 11 May 1999, between (i) RJR Tobacco Company and R.J. Reynolds Tobacco Holdings, Inc (formerly known as RJR Nabisco, Inc.) and (ii) JTI.

“NCR”	NCR Corporation

“New BAT ADSs”	the BAT ADSs to be issued by the Depositary as part of the Merger Consideration

“New BAT Shares”	the BAT Shares underlying the BAT ADSs to be issued as the share portion of the Merger Consideration

“Next Generation Products”	refer, in relation to BAT’s view of such products, any tobacco or nicotine product developed to offer consumers potentially less risky alternatives to smoking conventional cigarettes and include (1) vapour products (such as e-cigarettes), which are battery powered electronic devices which heat a solution to create a vapour which can be inhaled, and (2) tobacco heating products, which are battery powered electronic devices that operate with specifically designed consumables containing tobacco, to deliver a real tobacco taste and aroma, and, in relation to RAI’s view of such products, the above-mentioned products as well as (a) any device that employs a chemical reaction or combustible, carbonaceous fuel source for heat generation to produce an aerosol from a physically separate source and (b) products that contain nicotine for therapeutic purposes (such as products characterised as gums, lozenges and inhalers that are intended to be nicotine replacement therapy products and products characterised as devices that are intended to be used for nicotine replacement therapy purposes)

“NHIS”	Korea’s National Health Insurance Service

“Nobleza”	Nobleza Piccardo S.A.I.C.y.F.

“Nominations Committee”	the director nominations committee established by the Board to consider and make recommendations to the Board concerning the composition of the Board, as described in paragraph 4.3.3 of Part X (Directors, Senior Management and Corporate Governance)

“Non-Executive Directors”	Richard Burrows, Kieran Poynter, Sue Farr, Ann Godbehere, Marion Helmes, Savio Kwan, Pedro Malan and Dimitri Panayotopoulos

“NPM Adjustment”	nonparticipating manufacturer adjustment included in the MSA that potentially reduces the annual payment obligations of RJR Tobacco Company, Lorillard Tobacco and the other participating manufacturers

“NPMs”	nonparticipating manufacturers to the MSA

“NRDs”	natural resource damages

“NSE orders”	Not Substantially Equivalent orders

“NYSE”	the New York Stock Exchange

“NYSE MKT”	the New York Stock Exchange MKT (formerly known as the “American Stock Exchange”)

“Official List”	the Official List of the UKLA

“OGT”	OGT Ltd

“Panel”	the UK Panel on Takeovers and Mergers

“PCBs”	Polychlorinated Biphenyls

“PFIC”	a passive foreign investment company

“Philip Morris”	Philip Morris Inc.

“Philip Morris USA”	Philip Morris USA Inc.

“Philip Morris International”	Philip Morris International Inc.

“PRA”	the Prudential Regulation Authority

“Proposed Acquisition”	the acquisition, by a subsidiary of the Company, of the remaining 57.8% of the shares in RAI, not already held by the Company or its subsidiaries, which will be effected through a statutory merger pursuant to the laws of North Carolina

“Prospectus”	this document

“Prospectus Directive”	Directive of the European Parliament and of the Council 2003/71/EC, and amendments thereto, including the PD Amending Directive (2010/ 73/EU) and includes any relevant implementing measure in the Relevant Member State including the “Prospectus Directive Regulation” (809/2004)

“Prospectus Rules”	the prospectus rules made by the FCA under Part 6 of the FSMA

“Proxy Form”	the form of proxy accompanying the Circular for use by BAT Shareholders on the UK Register in connection with the BAT General Meeting

“PRPs”	potentially responsible parties

“RAI”	Reynolds American Inc.

“RAI Group”	RAI and its subsidiary undertakings (as defined in the Companies Act 2006)

“RAI RSU”

any RAI restricted stock unit award subject solely to time-based vesting and not performance-based vesting (other than performance based vesting only for purposes of code section 162(m), payable in shares of RAI common stock or the value of which is determined with reference to the value of shares of RAI common stock, whether granted by RAI under an RAI equity-based compensation plan or otherwise

“RAI Shareholders”	the shareholders of RAI, excluding any shareholder which is a member of the BAT Group

“RAI Shares”	RAI common stock, par value $0.0001 per share

“RAI Special Meeting”	the special meeting of the RAI Shareholders to vote on certain matters in connection with the Proposed Acquisition scheduled to take place at 9am (New York time) on 19 July 2017

“RAI Transaction Committee”	the special committee formed by the RAI board of directors, initially formed to review and evaluate BAT’s initial proposal on 20 October 2016, the Proposed Acquisition and RAI’s other available strategic alternatives, consisting of independent directors of RAI not designated for nomination by B&W as at 28 October 2016, but which ceased to include Thomas C. Wajnert following his retirement from the RAI Board effective as at the close of business on 31 December 2016

“Recovery Act”	the Tobacco Damages and Health Care Costs Recovery Act 2000

“Registrars”	UK Registrar and SA Registrar

“Registration Statement”	the Form F-4 filed by the Company with the SEC in connection with the Proposed Acquisition

“Regulatory Information Service”	the Regulatory News Services of the LSE and the Stock Exchange News Service of the JSE

“Remuneration Committee”	the remuneration committee established by the Board to consider and make recommendations to the Board as to the remuneration of BAT’s directors and senior executives, as described in paragraph 4.3.2 of Part X (Directors, Senior Management and Corporate Governance)

“Reporting Accountants” and “Auditors”	KPMG LLP

“Resolution”	the ordinary resolution to approve the Proposed Acquisition, and the authority to allot BAT Shares in connection with the Proposed Acquisition, to be proposed at the BAT General Meeting, the full text of which is set out in the Notice of General Meeting at the end of the Circular

“Retention RSUs”	as defined in the Merger Agreement, the three RAI restricted stock unit grants that were made prior to the date of the Merger Agreement, but will be assumed and will not be cashed-out in connection with the Proposed Acquisition

“Revised TPD”	the Tobacco and Related Products Directive (Directive 2014/40/EU)

“Reynolds Defendants”	RJR Tobacco Company (including as successor by merger to Lorillard Tobacco), American Snuff Co., SFNTC, R. J. Reynolds Vapor Company, RAI, Lorillard, other RAI affiliates, and indemnitees, including but not limited to B&W

“RJR”	R.J. Reynolds Tobacco Holdings, Inc.

“RJR Tobacco”	the RAI operating segment which consists of the operations of the RJR Tobacco Company

“RJR Tobacco Company”	R. J. Reynolds Tobacco Company, an indirect wholly owned subsidiary of RAI and successor-by-merger to Lorillard Tobacco

“RJR Vapor”	R. J. Reynolds Vapor Company, an indirect wholly owned subsidiary of RAI

“Rollover Awards”	the Retention RSUs and the equity based compensation awards granted by RAI following entry into the Merger Agreement, which will be assumed and will not be cashed-out in connection with the Proposed Acquisition

“RSU”	restricted stock units

“SA Registrar”	Computershare Investor Services Proprietary Limited

“SA Transaction Sponsors“	UBS South Africa (Pty) Ltd

“SAFL”	Sustainable Agriculture and Farmer Livelihoods

“Santa Fe”	the RAI operating segment which consists of the primary operations of SFNTC and includes the manufacturing and marketing of premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States

“SARS”	the South African Revenue Service

“SDRT”	Stamp Duty Reserve Tax

“Schedules 13E-3”	the filings on Schedule 13E-3 in relation to RAI

“SEC”	the United States Securities and Exchange Commission

“Securities Act”	the United States Securities Act of 1933 (as amended)

“SEDOL”	the Stock Exchange Daily Official List

“Senior Managers”	those members of the management bodies of the Company and its subsidiary undertaking who are relevant to establishing that the Company has the appropriate expertise and experience for the management of its business for the purposes of paragraph 14.1 of Annex I of the Prospectus Rules being Jerome Abelman, Jack Bowles, Alan Davy, Giovanni Giordano, Andrew Gray, Tadeu Marroco, Ricardo Oberlander, Dr David O’Reilly, Naresh Sethi, Johan Vandermeulen, and Kingsley Wheaton

“SFNTC”	Santa Fe Natural Tobacco Company Inc., a wholly owned subsidiary of RAI

“SFRTI”	SFR Tobacco International GmbH

“Share Repurchase Programme”	a programme whereby RAI was authorised, on 25 July 2016, to repurchase up to $2 billion of outstanding RAI Shares by 31 December 2018

“Sharesave Scheme”	the Company’s Sharesave Scheme described in paragraph 10.3 of Part XIX of this Prospectus

“Signing Date”	the signing date of the 2014 RCF

“Souza Cruz”	Souza Cruz S.A.

“Sponsors’ Agreement”	An agreement entered into between the Company and the Joint Sponsors on 14 June 2017

“ST”	Skandinavisk Tobakskompagni A/S

“State Settlement Agreements”	means (a) the MSA and (b) the Settlement Agreement, dated as at 25 August 1997, among the State of Florida, Philip Morris Incorporated, RJR Tobacco Company, B&W Tobacco, Lorillard Tobacco and United States Tobacco Company, as amended by the Stipulation of Amendment to Settlement Agreement and For Entry of Consent Decree, dated as at 11 September 1998, (c) the Settlement Agreement and Stipulation for Entry of Consent Decree, dated as at 8 May 1998, among the State of Minnesota, Philip Morris Incorporated, RJR Tobacco Company, B&W Tobacco and Lorillard Tobacco, (d) the Comprehensive Settlement Agreement and Release, dated as at 17 October 1997, among the State of Mississippi, Philip Morris Incorporated, RJR Tobacco Company, B&W Tobacco and Lorillard Tobacco, as amended by the Stipulation of Amendment to Settlement Agreement and For Entry of Agreed Order, dated as at 2 July 1998, (e) the Comprehensive Settlement Agreement and Release, dated as at 16 January 1998, among the State of Texas, Philip Morris Incorporated, RJR Tobacco Company, B&W Tobacco, Lorillard Tobacco and United States Tobacco Company, as amended by the Stipulation of Amendment to Settlement Agreement and For Entry of Consent Decree, dated as at 24 July 1998, in each case, as amended, supplemented or replaced

“STR Data”	US cigarette (or smokeless tobacco products, as applicable) shipments to retail outlets

“TDR”	TDR d.o.o.

“TPD”	European Union Tobacco Products Directive (Directive 2001/37/EC)

“Treaty”	the Estate and Gift Tax Treaty 1980

“UBS”	UBS Limited

“UK Corporate Governance Code”	the UK Corporate Governance Code issued by the Financial Reporting Council in September 2014

“UK Listing Authority” or “UKLA”	the FCA when it is exercising its powers under Part 6 of the FSMA

“UK Registrar”	Computershare Investor Services PLC

“Unaudited Pro Forma Financial Information”	the unaudited pro forma income statement for the year ended 31 December 2016 and the unaudited pro forma balance sheet as at 31 December 2016 for the Combined Group

“United Kingdom” or “UK”	the United Kingdom of Great Britain and Northern Ireland

“United States” or “US”	the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia

“US GAAP”	generally accepted accounting principles in the United States

“US holder”	a beneficial or legal owner of BAT Shares or BAT ADSs (as the case may be), who for US federal income tax purposes is:

• an individual citizen or resident of the United States;

•        a corporation, including any entity treated as a corporation for US federal income tax purposes, created or organised in or under the laws of the United States, any state thereof or the District of Columbia;

•        a trust if (i) a US court is able to exercise primary supervision over the trust’s administration and one or more US persons are authorised to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable the Treasury regulations to be treated as a US person; or

• an estate that is subject to US federal income tax on its income regardless of its source

“US Internal Revenue Code”	the Internal Revenue Code of 1986, as amended

“US Treasury”	the US Department of the Treasury

APPENDIX 1

PROFIT FORECAST

Section A: The RAI Group unaudited financial forecasts relating to the period commencing 1 January 2017 and ending 31 December 2021

1.	The RAI Group Long Range Forecasts

Certain long-range unaudited financial projections relating to the standalone RAI Group (the “RAI Group Standalone Projections”) have been disclosed in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and the filings on Schedule 13E-3 in relation to RAI (the “Schedules 13E-3”), which have been filed with the US Securities and Exchange Commission.

In connection with the negotiation of the Proposed Acquisition, in October 2016, RAI prepared the RAI Group Standalone Projections based on the assumptions and estimates considered reasonable by RAI as at the date that the projections were prepared. The RAI Group Standalone Projections relate to RAI without giving effect to the Proposed Acquisition and were prepared by RAI’s management without any input from BAT and furnished, in whole or in part, to BAT, the RAI Transaction Committee, RAI board of directors (excluding Jerome Abelman and Ricardo Oberlander, the two members of the RAI board of directors designated by B&W and who also are Senior Managers of BAT or one of its subsidiaries, who voluntarily recused themselves from all meetings of the RAI board of directors at which the Proposed Acquisition or any potential alternative strategic transaction was or would be discussed or considered), the financial adviser of the RAI Transaction Committee, Goldman Sachs, and the financial advisers of the RAI board of directors, J.P. Morgan and Lazard. The RAI Group Standalone Projections were used by the RAI Transaction Committee and the RAI board of directors in connection with their evaluation of the Proposed Acquisition and were used by the financial advisers of the RAI Transaction Committee and the RAI board of directors in performing their respective financial analyses and preparing their respective opinions as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates), which opinions were delivered to the RAI Transaction Committee or the RAI board of directors, as applicable, in connection with their consideration of the Proposed Acquisition.
Certain RAI Group Standalone Projections were included in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and others were required to be included in exhibits to the Schedules 13E-3 pursuant to specific requirements of the applicable rules and regulations promulgated by the US Securities and Exchange Commission.

The RAI Group Standalone Projections are forward-looking in nature. The RAI Group Standalone Projections for gross profit, operating income, net income, earnings per share, EBITDA and unlevered net income / earnings before interest and after taxes (“EBIAT”) do not reflect the potential impact of items such as mark-to-market pension/postretirement adjustments, implementation costs, debt restructuring activities and the Engle progeny cases, and their related cash flows, if applicable. RAI management cannot estimate on a forward-looking basis the impact of the items referred to in the preceding sentence to the RAI Group Standalone Projections because these items, which could be significant, are difficult to predict and may be highly variable. The RAI Group Standalone Projections relate to multiple future years, and such information by its nature becomes less predictive with each succeeding year. The RAI Group Standalone Projections refer to RAI as a public company on a standalone basis. Following the Proposed Acquisition, RAI will not be a publicly listed company in the United States. As a result, the RAI Group Standalone Projections will not be comparable to future results of the Combined Group reported under IFRS (EU) and IFRS (IASB), which will reflect the impact of the items noted earlier in this paragraph. Neither RAI nor BAT intends to update or revise the RAI Group Standalone Projections regardless of whether any or all of the assumptions underlying the projections are shown to be in error.

2.	In the view of BAT, the RAI Group Standalone Projections are no longer valid in the context of the Proposed Acquisition

For the reasons set out below, the Directors consider that the RAI Group Standalone Projections are no longer valid in the context of the Proposed Acquisition.

2.1	Purpose of preparation

In connection with the negotiation of the Proposed Acquisition, in October 2016, RAI prepared the RAI Group Standalone Projections based on the assumptions and estimates considered reasonable by RAI as at that date. The RAI Group Standalone Projections were prepared on the basis of RAI’s view alone as to the future performance of the RAI Group as a stand-alone business and therefore do not give effect to the Proposed Acquisition or any changes to RAI’s operations or strategy that may be implemented after Completion, including any potential synergies realised as a result of the Proposed Acquisition. The Board believes that the RAI Group Standalone Projections can be expected to differ significantly from the actual results of RAI as part of a Combined Group, as set out below, for the five years ended 31 December 2021. They are also now approximately eight months out of date.

The RAI Group Standalone Projections were used by the RAI Transaction Committee and the RAI board of directors for the purposes of their consideration and evaluation of the Proposed Acquisition and were used by their financial advisers in performing their respective financial analyses and were not prepared for the purpose of public disclosure. The RAI Group Standalone Projections were not required to be and were not prepared in compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, US GAAP, IFRS (EU) or IFRS (IASB), nor were they prepared with the intention of being relied upon by, shareholders of RAI or BAT. Indeed, no independent registered accounting firm has examined, compiled or otherwise performed any procedures with respect to the RAI Group Standalone Projections and, accordingly, no independent registered accounting firm has expressed any opinion or given any other form of assurance with respect thereto, and no independent registered accounting firm assumes any responsibility for the RAI Group Standalone Projections. As such the inclusion of the RAI Group Standalone Projections in exhibits to the Schedules 13E-3 and the Proxy Statement/Prospectus forming part of the Registration Statement “should not be regarded as an indication that RAI or any other recipient of the unaudited financial forecasts considered, or now considers, the forecasts to be material or necessarily predictive of actual future events, and the unaudited financial forecasts should not be relied upon as such”.

2.2	Reasons relating to the Proposed Acquisition that mean the RAI Group Standalone Projections are no longer valid in the context of the Proposed Acquisition.

As set out on page 54 of this Prospectus, Completion is currently expected to take place on or around 25 July 2017. There will therefore be approximately five months of the current financial year remaining at the time of Completion. The Directors consider that certain changes to be implemented by BAT following Completion (each of which is described in more detail below) will have a significant effect on the RAI Group and its financial results for the current financial year and any subsequent financial years, rendering the RAI Group Standalone Projections no longer valid in the context of the Proposed Acquisition.

The principal changes expected to affect the financial results of the RAI Group during the remainder of the current financial year and beyond are summarised below:

(A)	Synergies

As stated in paragraph 4 of Part VI (Details of the Proposed Acquisition) of this Prospectus, the Directors expect the Combined Group to achieve at least $400 million in annualised cost synergies by the end of the third year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

These cost synergies are expected to have an impact on the business and financial results of the RAI Group from 2018 onwards, assuming Completion takes place in line with the expected timetable set out on page 54 of this Prospectus.

The cost synergies referred to above are expected to arise in relation to both (1) direct costs relating to production and distribution; and (2) operational costs and expenses, thereby impacting the validity of the cost base included within the RAI Group Standalone Projections in the context of the Proposed Acquisition. In the absence of other factors, these cost synergies will result in lower operating and administration expenses in each of 2018, 2019, 2020 and 2021 and consequently an increase in the RAI Group Standalone Projections.

(B)	Capital structure and share repurchases

Following Completion, the RAI Group will become a wholly-owned subsidiary of BAT and its capital and funding structure will therefore be considerably different from that assumed in the RAI Group Standalone Projections.

The RAI Group Standalone Projections reflected assumptions around the repurchase and cancellation of RAI Shares. The RAI Group Standalone Projections assumed or took into account $2 billion in share buybacks to be undertaken by RAI through Q4 2018 and $1 billion per year in share buybacks for each of 2019 to 2021. As a result of the Proposed Acquisition, in Q4 2016 RAI ceased to repurchase and cancel its own shares (except for limited repurchases to offset issuances related to share based compensation) so these assumptions are no longer valid in the context of the Proposed Acquisition. As a consequence, net interest expense will be lower, which would increase net income and EPS, and the number of shares in issue will be higher than assumed in the RAI Group Standalone Projections, thereby reducing EPS.

The RAI Group’s Standalone Projections also reflected assumptions around debt refinancing activity that was expected to take place in H1 2017 to reduce the RAI Group’s net interest expense. As a result of the Proposed Acquisition, RAI will not proceed with this refinancing activity so the net interest assumptions are no longer valid in the context of the Proposed Acquisition. As a consequence, in each of 2017, 2018, 2019, 2020 and 2021 net interest expense will be higher, which would decrease Net Income and EPS compared to the RAI Group Standalone Projections.

(C)	Share based compensation expense

From Completion, the accounting expense for share-based compensation relating to the RAI Group’s previous share-based compensation plans will be materially different to that reflected in the RAI Group Standalone Projections.

On Completion, some of the RAI share awards will vest immediately as a result of change of control provisions triggered by the Proposed Acquisition and there will therefore be no further ongoing share-based compensation expense in respect of these vested awards. This will result in reduced selling, general and administrative expenses in 2017, 2018, 2019, 2020 and 2021 and an increase in the amounts assumed in the RAI Group Standalone Projections, making them no longer valid in the context of the Proposed Acquisition.

In relation to the replacement awards that do not vest immediately, the operating income of the RAI Group will be impacted by the difference in the expense relating to the BAT replacement awards given to RAI employees and the projected expense relating to existing RAI Group awards, as included in the RAI Group Standalone Projections. This will impact selling, general and administrative expenses in each of 2017, 2018, 2019, 2020 and 2021 and several of the RAI Group Standalone Projections, making them no longer valid in the context of the Proposed Acquisition.

Further awards under BAT’s share schemes may be made to RAI employees in the future and the expense relating to these awards may be significantly different to the assumptions relating to the RAI Group’s previous share-based compensation plans. This will impact several of the RAI Group Standalone Projections, making them no longer valid in the context of the Proposed Acquisition.

(D)	Recharges of BAT Group overhead costs to the RAI Group

BAT allocates or charges the centrally-incurred cost of certain support functions, including IT, technical and other advisory functions, to its operating businesses. Following Completion, BAT will recharge a portion of these costs to the RAI Group, increasing operating costs in each of 2017, 2018, 2019, 2020 and 2021 and reducing certain RAI Group Standalone Projections.

2.3	Accounting policies used to prepare the RAI Group Standalone Projections

While the RAI Group Standalone Projections are not required to and do not purport to comply with US GAAP or the guidelines published by the SEC (among others), they were prepared broadly consistently with US GAAP accounting principles. Following Completion, the Combined Group (including the RAI Group) will publicly report its results under IFRS (EU) and IFRS (IASB). The RAI Group Standalone Projections will therefore not be directly comparable to any results publicly reported for the Combined Group (including the RAI Group) in the future. A reconciliation of the historical results of the RAI Group previously reported under US GAAP to IFRS (EU) is set out in Part XV (Historical Financial Information of the RAI Group) of this Prospectus.

2.4	Long-term projections

The RAI Group Standalone Projections cover multiple years and such information by its nature becomes less predictable with each successive year. They do not take into account any circumstances or events occurring after the date they were prepared or any circumstances resulting from or otherwise relating to the Proposed Acquisition. They were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of RAI’s management. RAI’s management prepared the RAI Group Standalone Projections consistent with historical practices and assumptions and such forecasts are reflective of RAI’s view of future variables. These assumptions included assumptions with respect to annual future industry volume declines and price increases, future market share changes for the RAI Group’s products, future manufacturing cost and selling, general and administrative cost changes and inflation, including the inflationary impact on MSA costs. Although in the view of RAI’s management, the RAI Group Standalone Projections were prepared on a reasonable basis and reflected the best then-currently available estimates and judgments of RAI’s management, various risks, contingencies and other uncertainties may affect actual results and cause them to differ from the RAI Group Standalone Projections.

2.5	In the longer term, there is significant uncertainty around the performance of innovative new products and the regulatory environment

The RAI Group Standalone Projections reflect assumptions with respect to the future performance of the vapour and tobacco heating category product offerings. The future performance of these innovative new product offerings is more difficult to forecast while the products are in the early stages of their life cycle. The level of future sales is dependent on a number of factors, many of which are beyond RAI’s control, including the pricing of competing products, overall demand for its products, changes in consumer preferences, market competition and government regulation, and actual results may differ significantly from the assumptions in the RAI Group Standalone Projections.

The RAI Group Standalone Projections reflect assumptions around the competitive and regulatory environment and its impact on the RAI Group. The difficulty in accurately forecasting such factors over the longer term means that actual results would differ significantly from the assumptions in the RAI Group Standalone Projections.

For example, the RAI Group Standalone Projections reflect assumptions at the time they were prepared around the regulatory environment in the US and its impact on the RAI Group. The advertising, sale and consumption of tobacco products have been, and continue to be, subject to increasingly stringent regulatory regimes. These restrictions have been introduced by both regulation and voluntary agreements and (1) may impact the RAI Group’s ability to sell its existing products, maintain or build brand equity, communicate with consumers, apply strategic pricing decisions, launch future products and innovations, enter new markets, including through acquisitions, and compete within the legitimate tobacco industry; (2) may impact consumers’ ability to differentiate products; (3) may reduce consumer acceptability of new product specifications; and (4) in particular, may contribute to the growth of illicit tobacco products. The difficulty in accurately forecasting such factors over the longer term means that actual results would differ significantly from the assumptions in the RAI Group Standalone Projections.

The RAI Group Standalone Projections include assumptions with respect to the future performance of RAI’s NEWPORT brand, the leading menthol brand in the US. In 2013, the FDA issued its preliminary scientific evaluation regarding menthol cigarettes, concluding that menthol cigarettes adversely affect initiation, addiction and cessation compared to non-menthol cigarettes. The FDA also issued an Advance Notice of Proposed Rulemaking, seeking comments on various issues relating to the potential regulation of menthol cigarettes. Although it is not possible to predict whether or when the FDA will take action, if the FDA or any other governmental authority were to adopt regulations banning or severely restricting the use of menthol in tobacco products or the sale of menthol cigarettes, those regulations would have a material adverse effect on sales of the NEWPORT brand and the menthol styles of other brands of the RAI Group, such that actual results would differ significantly from the assumptions made in the RAI Group Standalone Projections.

2.6	Market and industry developments

The RAI Group Standalone Projections do not take into account certain recent market and industry developments, and in particular certain consumer and product trends which may have affected the financial performance of the RAI Group in the first five months of 2017.

In connection with the November 2016 general election, California approved a ballot proposal increasing, effective 1 April 2017, that state’s cigarette excise tax per pack from $0.87 to $2.87. The impact of this excise tax increase was not reflected in the RAI Group Standalone Projections. A negative impact on consumer demand in future years that cannot be offset by other actions would reduce the RAI Group’s profit. RAI may also be affected by similar excise tax increases in other US states in the future which it may not be able to mitigate in terms of impact on profitability.

3.	In the view of BAT, reassessment of the RAI Group Standalone Projections is not necessary

The Directors believe that BAT Shareholders should only consider reliable information when making their assessment of the Proposed Acquisition and when considering how to vote at the BAT General Meeting. The Directors do not consider the RAI Group Standalone Projections to constitute reliable information for those purposes, as they do not accurately reflect future performance of the RAI Group as part of a Combined Group post-Completion.

Furthermore, the Directors do not consider projections of the RAI Group’s standalone performance, whether for the current financial year or longer, to represent information necessary for BAT Shareholders to make an informed decision as to how to vote at the BAT General Meeting in relation to the Proposed Acquisition. This is because, following Completion, RAI will become a subsidiary of BAT and the RAI Group will be integrated into, and managed as part of the BAT Group (resulting in numerous changes to the operating model of the RAI Group affecting its ongoing cost base and revenue streams). Additionally, even were the RAI Group Standalone Projections to be reassessed, they would continue not to be valid in the context of the Proposed Acquisition as it would not be possible to accurately predict future performance of the BAT business taking into account RAI’s expected integration into the BAT Group. Consequently, any reassessed forecast would not represent reliable information upon which BAT Shareholders could rely in their decision as to how to vote at the BAT General Meeting.

Section B: RAI unaudited forecasts for the BAT Group relating to the period commencing 1 January 2017 and ending 31 December 2021

1.	The BAT Group Long Range Forecasts

Certain long-range unaudited financial projections relating to the standalone BAT Group have been disclosed in the Proxy Statement/Prospectus forming part of BAT’s Registration Statement on Form F-4 and have been included in certain presentations and other materials prepared by the financial advisers to the RAI Transaction Committee or the RAI board of directors, as applicable, which presentations are required to be filed as exhibits to the Schedules 13E-3, which has been filed with the US Securities and Exchange Commission. These financial projections were prepared by RAI’s management based in part on certain financial information prepared by BAT’s management and provided to RAI (the “BAT Group Standalone Projections”).

In connection with the negotiation of the Proposed Acquisition RAI prepared in January 2017 the BAT Group Standalone Projections based on information provided by BAT and assumptions and estimates considered reasonable by RAI at that time. The information provided by BAT to RAI was prepared in December 2016 based on the assumptions and estimates considered reasonable by BAT at that time. This information was prepared on the basis of BAT’s view as to the future performance of the BAT Group, and are now approximately five months out of date. The BAT Group Standalone Projections relate to BAT without giving effect to the Proposed Acquisition and were prepared by RAI’s management based in part on certain financial information provided by BAT and were furnished, in whole or in part, to the RAI Transaction Committee, the RAI board of directors, and the financial advisers to the RAI Transaction Committee and the RAI board of directors. The BAT Group Standalone Projections were used by the financial advisers of the RAI Transaction Committee and the RAI board of directors in performing their respective financial analyses and preparing their respective opinions as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates), which opinions were delivered to the RAI Transaction Committee or the RAI board of directors, as applicable, in connection with their consideration of the Proposed Acquisition.

The presentations and other materials of the financial advisers of the RAI Transaction Committee and the RAI board of directors (including the BAT Group Standalone Projections set forth therein) are required to be filed as exhibits to the Schedules 13E-3 pursuant to specific requirements of the applicable rules and regulations promulgated by the US Securities and Exchange Commission.

The BAT Group Standalone Projections are forward-looking in nature. The BAT Group Standalone Projections for operating income do not reflect the potential impact of one off items such as restructuring and integration costs, amortisation and impairment of trademarks and similar intangibles, cost associated with the Fox River clean-up and South Korea sales tax. BAT and RAI cannot estimate on a forward-looking basis the impact of the items referred to in the preceding sentence to operating income because these items, which could be significant, are difficult to predict and may be highly variable. In addition, the BAT Group Standalone Financial Projections do not take into account the effects of the Proposed Acquisition. As a result, the BAT Group Standalone Financial Projections may not be comparable to future results of the Combined Group reported under IFRS (EU) and IFRS (IASB), which will reflect the impact of the items noted earlier in this paragraph. The BAT Group Standalone Projections relate to multiple future years, and such information by its nature becomes less predictive with each succeeding year. Neither BAT nor RAI intends to update or revise the BAT Group Standalone Projections regardless of whether any or all of the assumptions underlying the projections are shown to be in error.

2.	In the view of BAT, BAT Group Standalone Projections are no longer valid in the context of the Proposed Acquisition

For the reasons set out below, the Directors consider that the BAT Group Standalone Projections are no longer valid in the context of the Proposed Acquisition.

2.1	Purpose of preparation

In connection with the negotiation of the Proposed Acquisition, RAI prepared the BAT Group Standalone Projections in January 2017 on a standalone basis based on the assumptions and estimates considered reasonable by RAI as at that date. The BAT Group Standalone Projections were prepared for the purpose of privately informing the analysis of the RAI board of directors, the RAI Transaction Committee and RAI’s financial advisers and were not prepared with a view to public disclosure, nor with any intention of guiding shareholders as to future performance of the BAT Group. The BAT Group Standalone Projections were prepared on the basis of RAI’s view as to the future performance of the BAT Group as a stand-alone business and therefore do not give effect to the Proposed Acquisition or any changes to BAT’s operations or strategy that may be implemented after Completion, including any potential synergies realised as a result of the Proposed Acquisition and are expected to differ significantly from the actual results of BAT as part of a Combined Group, as set out below, for the five years ended 31 December 2021. The information provided by BAT to RAI was prepared in December 2016 based on the assumptions and estimates considered reasonable by BAT at that time. This information was prepared on the basis of BAT’s view as to the future performance of the BAT Group, and are now approximately five months out of date.

The BAT Group Standalone Projections were used by the RAI Transaction Committee and the RAI board of directors for purposes of their consideration and evaluation of the Proposed Acquisition and were used by their financial advisers in performing their respective financial analyses and were not prepared for the purpose of public disclosure. The BAT Group Standalone Projections were not required to be and were not prepared in compliance with published guidelines of the SEC or the UKLA, the guidelines established by the American Institute of Certified Public Accountants or the Listing Rules for the preparation and presentation of financial forecasts, US GAAP, IFRS (EU) or IFRS (IASB), nor were they prepared with the intention of being relied upon by shareholders of RAI or BAT. Indeed, no independent registered accounting firm has examined, compiled or otherwise performed any procedures with respect to the BAT Group Standalone Projections and, accordingly, no independent registered accounting firm has expressed any opinion or given any other form of assurance with respect thereto, and no independent registered accounting firm assumes any responsibility for the BAT Group Standalone Projections. As such, the inclusion of the BAT Group Standalone Projections in exhibits to the Schedules 13E-3 should not be regarded as an indication that BAT or any other recipient of the unaudited financial forecasts considered, or now considers, the forecasts to be material or necessarily predictive of actual future events, and the unaudited financial forecasts should not be relied upon as such.

2.2	Exchange rates

The BAT Group Standalone Projections do not reflect changes in exchange rates since they were prepared in January 2017. The BAT Group Standalone Projections assumed constant exchange rates for all projected years, based on the spot rates at the time the BAT Group Standalone Projections were prepared. The exchange rates used to translate actual results will be the average rates for the relevant period or, to present the BAT Group’s results at constant rates of exchange, average rates for the previous period.

The rates used in the BAT Group Standalone Projections for the currencies that drive the Group’s primary translation exposures were: US dollar: $1.2186/£; Canadian dollar: $1.599/£; Euro: €1.1463/£; Russian rouble: RBL72.82/£; Brazilian real: BRL 3.9171 /£ and Australian dollar: AUD1.6261/£. The average rates for the five months ended 31 May 2017 were: US dollar: $1.2547/£; Canadian dollar: $1.6745/£; Euro: €1.1674/£; Russian rouble: RBL72.4638/£; Brazilian real: BRL3.9573/£ and Australian dollar: AUD1.6635/£. The difference between the rates used in the BAT Group Standalone Projections and the average rates for the five months ended 31 May 2017 may have affected EBITDA and Net Income for this period.

The spot rates used to prepare the BAT Group Standalone Projections were significantly different to the average rates for 2016 that will be used to report the BAT Group’s 2017 results at constant rates of exchange.

Changes in exchange rates during 2017 and in subsequent years may mean that the average rates used to translate the BAT Group’s actual results are significantly different to those used to prepare the BAT Group Standalone Projections or that the BAT Group’s cost base is materially affected due the transactional impact of foreign exchange. In this event, the BAT Group Standalone Projections would for this additional reason no longer be valid in the context of the Proposed Acquisition.

Actual results are also significantly affected by the transactional exchange rates of overseas operating companies against the USD and Euro, being the main currencies in which input raw materials are denominated. A devaluation of any of the BAT Group’s principal operating currencies such as the Russian Rouble, South African Rand, Nigerian Naira or Brazilian Real against the USD or Euro will materially affect the BAT Group’s cost of sales. In 2016, the BAT Group’s adjusted profit from operations increased 9.8% at current rates, or by 4.1% at constant rates of exchange. Excluding the adverse impact of exchange movements on a transactional level, the BAT Group’s adjusted profit at constant rates would have increased by approximately 10%.

2.3	Reasons relating to the Proposed Acquisition that mean the BAT Group Standalone Projections are no longer valid in the context of the Proposed Acquisition

As set out on page 54 of this Prospectus, Completion is currently expected to take place on or around 25 July 2017. There will therefore be approximately five months of the 2017 financial year remaining at the time of Completion. The Directors consider that certain changes to be implemented by BAT following Completion (each of which is described in more detail below) will have a significant effect on the BAT Group and its financial results for the 2017 financial year and any subsequent financial years, rendering the BAT Group Standalone Projections no longer valid in the context of the Proposed Acquisition.

The principal changes expected to affect the financial results of the BAT Group during the remainder of the current financial year and beyond are summarised below:

(A)	Consolidation and equity accounting of the RAI Group

Prior to Completion, the BAT Group’s 42.2% investment in the RAI Group is equity accounted for as an associate, such that the BAT Group’s share of the RAI Group’s net income is reflected in the BAT Group’s net income. Following Completion, the RAI Group will be consolidated by BAT such that the consolidated Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS of BAT will include 100% of the results of the RAI Group.

The BAT Group Standalone Projections reflect equity accounting for a 42.2% share of the RAI Group throughout 2017 and for subsequent periods, which will no longer be valid in the context of the Proposed Acquisition following Completion and in each of 2017, 2018, 2019, 2020 and 2021.

In addition, before Completion, the BAT Group’s Net Income and EPS will be affected by the factors impacting the RAI Group set out in Section A above, which will impact the BAT Group’s share of the RAI Group’s net income. Following Completion, the BAT Group’s Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS will be affected by the factors impacting the RAI Group set out in Section A above.

(B)	Synergies

As stated in paragraph 4 of Part VI (Details of the Proposed Acquisition) of this Prospectus, the Directors expect the Combined Group to achieve at least $400 million in annualised cost synergies by the end of the third full year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

BAT has yet to finalise the detailed operating model of the Combined Group, and the detailed plans for integration of RAI, post-Completion (notwithstanding certain preparatory work which has already been undertaken, particularly in relation to synergies). As a result, while BAT expects these synergies to be achieved through actions taken with respect to the RAI Group’s cost base, these synergies are expected to have an impact on the business and financial results of the BAT Group from 2018 onwards, assuming Completion takes place in line with the expected timetable set out on page 54 of this Prospectus.

The cost synergies referred to above are expected to arise in relation to both (1) direct costs relating to production and distribution; and (2) operation costs and expenses, thereby impacting the validity of the cost base included within the BAT Group Standalone Projections in the context of the Proposed Acquisition. In the absence of other factors, these cost synergies will result in lower operating and administration expenses in each of 2018, 2019, 2020, 2021 and thereafter and consequently an increase in Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS compared to the BAT Group Standalone Projections.

(C)	Capital structure

Following Completion, the BAT Group’s capital and funding structure will be considerably different from that assumed in the BAT Group Standalone Projections. The New BAT Shares will reduce EPS following Completion and in each of 2017, 2018, 2019, 2020 and 2021. The EPS projections contained within the BAT Group Standalone Projections are therefore no longer valid in the context of the Proposed Acquisition.

2.4	Long-term projections

The BAT Group Standalone Projections cover multiple years and such information by its nature becomes less predictable with each successive year. They do not take into account any circumstances or events occurring after the date they were prepared or any circumstances resulting from or otherwise relating to the Proposed Acquisition. The information provided by BAT to RAI in connection with the preparation of the BAT Group Standalone Projections was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of BAT’s and RAI’s management, respectively. BAT’s management prepared this information and RAI’s management prepared the BAT Group Standalone Projections consistent with historical practices and assumptions and such forecasts are reflective of BAT’s and RAI’s respective views of future variables. These assumptions included assumptions with respect to annual future industry volume declines and price increases, future market share changes for the BAT Group’s products, future manufacturing cost and selling, general and administrative cost changes and inflation. Although in the respective views of BAT’s management and RAI’s management, the information provided by BAT and the BAT Group Standalone Projections was in each case prepared on a reasonable basis and reflected the best then-currently available estimates and judgments of BAT’s management and RAI’s management, respectively, various risks, contingencies and other uncertainties may affect actual results and cause them to differ from the BAT Group Standalone Projections.

2.5	In the longer term, there is significant uncertainty around the performance of vapour and tobacco heating category product offerings

The information provided by BAT to RAI in connection with the preparation of the BAT Group Standalone Projections reflect assumptions made by BAT and RAI, respectively, with respect to the future performance of the vapour and tobacco heating category product offerings. The future performance of these innovative new product offerings is more difficult to forecast while the products are in the early stages of their life cycle and actual results may differ significantly from the assumptions in the information provided by BAT to RAI and the BAT Group Standalone Projections.

For example, the information provided by BAT to RAI and the BAT Group Standalone Projections reflect assumptions made by BAT and RAI, respectively, around the competitive and regulatory environment and its impact on the BAT Group. The advertising, sale and consumption of tobacco products have been, and continue to be, subject to increasingly stringent regulatory regimes. These restrictions have been introduced by both regulation and voluntary agreements and (1) may impact the BAT Group’s ability to sell its existing products, maintain or build brand equity, communicate with consumers, apply strategic pricing decisions, launch future products and innovations, enter new markets, including through acquisitions, and compete within the legitimate tobacco industry; (2) may impact consumers’ ability to differentiate products; (3) may reduce consumer acceptability of new product specifications; and (4) in particular, may contribute to the growth of illicit tobacco products. The difficulty in accurately forecasting such factors over the longer term means that actual results would differ significantly from the assumptions in the information provided by BAT to RAI and the BAT Group Standalone Projections.

2.6	Market and industry developments

The BAT Group Standalone Projections do not take into account certain recent market and industry developments, and in particular certain consumer and product trends which may have affected the financial performance of the BAT Group in the first five months of 2017.

3.	In the view of BAT, reassessment of the BAT Group Standalone Projections is not necessary

The Directors believe that BAT Shareholders should only consider reliable information when making their assessment of the Proposed Acquisition and when considering how to vote at the BAT General Meeting. The Directors do not consider the BAT Group Standalone Projections to constitute reliable information for those purposes, as they do not accurately reflect future performance of the BAT Group as part of a Combined Group post-Completion.

Furthermore, the Directors do not consider forecasts of the BAT Group’s standalone performance, whether for the current financial year or longer, to represent information necessary for BAT Shareholders to make an informed decision as to how to vote at the BAT General Meeting in relation to the Proposed Acquisition. This is because, following Completion, RAI will become a subsidiary of BAT and the RAI Group will be integrated into, and managed as part of the BAT Group (resulting in numerous changes to the operating model of the RAI business affecting its ongoing cost base and revenue streams). Additionally, even if the BAT Group Standalone Projections were reassessed, they would continue to be no longer valid in the context of the Proposed Acquisition as it would not be possible to accurately predict future performance of the BAT Group taking into account RAI’s expected integration into the BAT Group. Consequently, any reassessed forecast would not represent reliable information upon which BAT Shareholders could rely in their decision as to how to vote at the BAT General Meeting.

Section C: Combined Group pro forma implied and illustrative financial forecasts

1.	Combined Group Long Range Implied Forecasts

Certain illustrative financial pro forma projections relating to the Combined Group (the “Combined Group Implied Projections”) were provided to or calculated by the financial advisers to the RAI Transaction Committee and the RAI board of directors based on the RAI Group Standalone Projections, the BAT Group Standalone Projections and high level assumptions of RAI’s management regarding cost and tax synergies that may be achieved by the Proposed Acquisition. The Combined Group Implied Projections have been included in certain presentations and other materials prepared by the financial advisers of the RAI Transaction Committee or the RAI board of directors, as applicable, which presentations and materials are required to be filed as exhibits to the Schedules 13E-3.

The Combined Group Implied Projections were based on the RAI Group Standalone Projections, the BAT Group Standalone Projections and high level assumptions of RAI’s management regarding cost and tax synergies that may be achieved by the Proposed Acquisition and used by the financial advisers of the RAI Transaction Committee or the RAI board of directors, as applicable, each as indicated in the table below in connection with performing their respective financial analyses and preparing their respective opinions as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates), which opinion was delivered to the RAI Transaction Committee or the RAI board of directors, as applicable, in connection with their consideration of the Proposed Acquisition.

The presentations and other materials of the financial advisers of the RAI board of directors and the RAI Transaction Committee (including the Combined Group Implied Projections set forth therein) are required to be filed as exhibits to the Schedules 13E-3, in each case, pursuant to specific requirements of the applicable rules and regulations promulgated by the SEC.

The Combined Group Implied Projections were calculated for illustrative and hypothetical purposes in connection with the performance of each financial adviser’s respective financial analyses, were merely used to create points of reference for analytical purposes and did not, and do not, represent the view of RAI’s management or of the applicable financial advisers with respect to the future performance of the Combined Group. Accordingly, the Combined Group Implied Projections are not indicative of actual future results of the Combined Group, which may be significantly more or less favourable than suggested by the Combined Group Implied Projections. The financial analyses of Goldman Sachs, J.P. Morgan and Lazard involve complex calculations, and the Combined Group Implied Projections must be considered together with the financial analyses for which they were calculated. Considering the Combined Group Implied Projections in isolation without considering the financial analyses for which they were calculated could create an incomplete view of the Combined Group Implied Projections and the underlying analyses.

The Combined Group Implied Projections are forward-looking in nature. The Combined Group Implied Projections do not reflect the potential impact of items such as mark-to-market pension/postretirement adjustments, transaction, restructuring and implementation costs, amortisation and impairment of trademarks and similar intangibles, costs associated with the Fox River clean up, South Korea sales tax and the Engle progeny cases. The impact of the items referred to in the preceding sentence on profit cannot be estimated on a forward-looking basis because these items, which could be significant, are difficult to predict and may be highly variable. As a result, the Combined Group Implied Projections may not be comparable to future results reported under IFRS (EU) and IFRS (IASB), which will reflect the impact of the items noted earlier in this paragraph.

2.	In the view of BAT, the Combined Group Implied Projections are no longer valid in the context of the Proposed Acquisition.

For the reasons set out below, the Directors consider that the Combined Group Implied Projections are no longer valid in the context of the Proposed Acquisition.

2.1	High level assumptions were made to adjust the RAI Group Standalone Projections from US GAAP to IFRS (EU) for the purposes of the Combined Group Implied Projections

RAI has historically prepared its consolidated financial information in accordance with US GAAP, and the RAI Group Standalone Projections were prepared on this basis. Following Completion, BAT will continue to prepare its financial statements in accordance with IFRS (EU) and IFRS (IASB), and the BAT Group Standalone Projections were prepared on this basis. High level assumptions were made around the projected impact of differences between IFRS (EU) and US GAAP in order to prepare the

Combined Group Implied Projections for Net Income and EPS on an IFRS (EU) basis. These assumptions may differ from the actual differences between the RAI Group’s profit measures on an IFRS (EU) and US GAAP basis.

2.2	Purpose of preparation

BAT and RAI were required to include in the Schedules 13E-3 opinions and related presentations from the financial advisers to the RAI Transaction Committee and the RAI board of directors as to the fairness, from a financial point of view, of the merger consideration proposed to be paid by BAT to RAI shareholders (other than BAT and its affiliates). Included in each of the presentations from the financial advisers to the RAI Transaction Committee and the RAI board of directors are certain of the Combined Group Implied Projections. The Combined Group Implied Projections were prepared for the purpose of privately informing the analysis of the RAI board of directors, the RAI Transaction Committee and the financial advisers of the RAI Transaction Committee and the RAI board of directors and were not prepared with a view to public disclosure, nor with any intention of guiding shareholders as to future performance of the Combined Group.

The Combined Group Implied Projections were prepared in January 2017 in connection with the negotiation of the terms of the Proposed Acquisition based on assumptions and estimates considered reasonable at that time. The Combined Group Implied Projections were used by the RAI Transaction Committee and the RAI board of directors for purposes of their consideration and evaluation of the Proposed Acquisition and were used by their financial advisers in performing their respective financial analyses and were not prepared for the purpose of public disclosure. The Combined Group Implied Projections were not required to be and were not prepared in compliance with published guidelines of the SEC or the UKLA, the guidelines established by the American Institute of Certified Public Accountants or the Listing Rules for preparation and presentation of financial forecasts, US GAAP, IFRS (EU) or IFRS (IASB), nor were they prepared with the intention of being relied upon by, shareholders of RAI or BAT. Indeed, no independent registered accounting firm has examined, compiled or otherwise performed any procedures with respect to the Combined Group Implied Projections and, accordingly, no independent registered accounting firm has expressed any opinion or given any other form of assurance with respect thereto, and no independent registered accounting firm assumes any responsibility for the Combined Group Implied Projections. As such, the inclusion of the Combined Group Implied Projections in exhibits to the Schedules 13E-3 should not be regarded as an indication that BAT, RAI or any other recipient of the unaudited financial forecasts considered, or now considers, the forecasts to be material or necessarily predictive of actual future events, and the unaudited financial forecasts should not be relied upon as such.

2.3	Combined Group strategy and capital allocation decisions

The Combined Group Implied Projections were prepared by aggregating the RAI Group Standalone Projections and the BAT Group Standalone Projections and on the basis of certain high level assumptions as to the future strategy of the Combined Group as described in the tables above. These assumptions do not necessarily reflect BAT’s intended strategy for the Combined Group as the Directors intend it to be implemented. For example, the Combined Group Implied Projections reflect certain assumptions regarding the capital allocation decisions of the Combined Group following Completion, including decisions about share repurchases, dividend policy, repayment and issuance of debt, and capital expenditures. Following Completion, the Directors and BAT’s executive leadership team will make their own assessments on the basis of information then available to them and may make different capital allocation decisions than those assumed in the Combined Group Implied Projections.

The Combined Group Implied Projections reflect assumptions about borrowings to be incurred by the Combined Group on Completion to fund the Proposed Acquisition. These borrowings were assumed to comprise $5 billion in the UK at an interest rate of 1.80% and $20 billion in the US at an interest rate of 4.18%, with the $25 billion of borrowings also incurring a transaction fee of 1%. This compares to the actual borrowings under the Acquisition Facility to be drawn initially by the Combined Group of $25 billion at an interest rate of LIBOR (or in the case of euro-denominated borrowings, EURIBOR) plus margins ranging from 0.40% to 0.85%. BAT has announced that, to the extent the Acquisition Facility is drawn to finance the cash portion of the Merger Consideration, it intends to refinance the loans under that facility through issuances of new bonds in due course. The interest rate obtained on any such new bonds is currently unknown. These differences are expected to result in an initial decrease in interest expense as compared to the amounts contemplated by the Combined Group Implied Projections (from Completion until the Acquisition Facility is refinanced) and an increase in Net

Income and EPS. Should the interest rate on the new bonds differ from those on the Acquisition Facility, the Combined Group’s net interest expense will continue to differ from that in the Combined Group Implied Projections.

2.4	Timing of Completion

The Combined Group Implied Projections assumed Completion on 30 June 2017, whereas the expected Completion date is 25 July 2017. As a result, the Combined Group Implied Projections for 2017 consolidate the results of BAT and RAI one month earlier than will be the case in the first set of consolidated audited financial statements for the Combined Group. Correcting for this timing assumption would result in a material reduction in Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS in 2017 compared to the amounts assumed in the Combined Group Implied Projections. The anticipated delay in Completion compared to the assumption used in the Combined Group Projections is expected to change the actual results and renders the Combined Group Projections no longer valid in the context of the Proposed Acquisition.

2.5	Purchase price adjustments

The Combined Group Projections do not reflect the impact of purchase price adjustments which will be made once the Proposed Acquisition is effected as part of the acquisition accounting, which would be expected to have a material ongoing impact on the Combined Group’s net income for 2017 to 2021. These include adjustments to:

•	Identifiable intangible assets (primarily brand names and trademarks): The preliminary allocation of purchase consideration to estimated fair value of acquired assets and liabilities (as set out in Part XVI (Unaudited Pro Forma Financial Information of the Combined Group), results in additional amortisation of approximately £58 million per year in relation to identifiable intangible assets;

•	Inventory: The preliminary allocation of purchase consideration to estimated fair value of acquired assets and liabilities (as set out in Part XVI (Unaudited Pro Forma Financial Information of the Combined Group), results in a fair value adjustment to inventory of £476 million based on RAI’s inventory as of 31 December 2016. As RAI sells the acquired inventory, its cost of sales will reflect the increased inventory valuation, which will temporarily reduce gross margins until such inventory is sold;

•	Debt: The preliminary allocation of purchase consideration to estimated fair value of debt (as set out in Part IV (Unaudited Pro Forma Financial Information of the Combined Group), results in a net increase in the value of RAI’s debt of £954 million. As a result of the step-up in fair value of existing RAI debt, the annual interest expense will be lower than assumed in the RAI Group Standalone Projections, with an associated increase in income tax expense. Interest expense is further adjusted to reflect the elimination of amortisation related to RAI’s previously deferred debt issuance costs and the associated tax impact.

Historically, BAT has adjusted for the amortisation and impairment of trademarks and similar intangibles in the calculation of its adjusted profit measures. Given the significance of the Proposed Acquisition and the associated impact of purchase price adjustments, the definition of the Combined Group’s adjusted measures will be considered in due course. As a result, the impact of the items set out above may have an impact on the profit measures in the Combined Group Implied Projections.

2.6	Exchange rates

The Combined Group Implied Projections do not reflect changes in exchange rates. The Combined Group Implied Projections assumed constant exchange rates of US$1.2186/£ for all projected years for the purposes of translating the RAI Group Standalone Projections from US Dollars to GBP. As at 12 June 2017, the closing rate was US$1.2662/£.

2.7	Reasons set out in Sections A and B above

The reasons discussed in detail in Sections A and B above in relation to the BAT Group Standalone Projections and the RAI Group Standalone Projections also apply to the Combined Group Implied Projections. In particular, the future performance of the Combined Group will differ from the Combined Group Implied Projections in the following areas:

(A)	Synergies

As stated in paragraph 4 of Part VI (Details of the Proposed Acquisition) of this Prospectus, the Director expects the Combined Group to achieve at least $400 million in annualised cost synergies by the end of the third full year following Completion. These synergies are expected to be primarily achieved by leveraging the scale of the Combined Group, integrating corporate functions and eliminating redundant spending using BAT’s target operating model principles and policies and delivering other efficiencies in manufacturing and supply chain.

The Combined Group Implied Projections reflected high level assumptions, made when the initial synergies were initially assessed in December 2016, around the timing of the impact of cost synergies on the Combined Group. These assumptions were different to those reflected in paragraph 4 of Part VI (Details of the Proposed Acquisition) of this Prospectus. The Directors now believe that these cost synergies will be realised earlier than originally assumed, and are expected to have an impact on the business and financial results of the Combined Group from 2018 onwards, assuming Completion takes place in line with the expected timetable set out on page 54 of this Prospectus.

The cost synergies referred to above are expected to arise in relation to both (1) direct costs relating to production and distribution; and (2) operation costs and expenses, thereby impacting the validity of the metrics included within the Combined Group Implied Projections in the context of the Proposed Acquisition. In the absence of other factors, the difference in the timing and drivers of cost synergies will impact the level of Gross Profit, EBITDA, Operating Income / EBIT, Unlevered Net Income / EBIAT, Net Income and EPS in each of 2018, 2019 and 2020 compared to those reflected in the Combined Group Implied Projections.

(B)	Tax

It is expected that, following Completion, applicable tax laws will require the Combined Group’s tax rate to be assessed and reported, in a number of jurisdictions, on a consolidated basis. The Combined Group’s tax rate is also expected to be impacted by integration activities which will increase the tax efficiency of the Combined Group. While RAI made certain high level assumptions with respect to the Combined Group tax rate in preparing the Combined Group Implied Projections, the Combined Group tax rate may differ significantly from these assumptions. The guidance as Net Income and EPS contained within the Combined Group Implied Projections are therefore no longer valid in the context of the Proposed Acquisition.

3.	In the view of BAT, reassessment of the Combined Group Implied Projections is not necessary

The Directors believe that BAT Shareholders should only consider reliable information when making their assessment of the Proposed Acquisition and when considering how to vote at the BAT General Meeting. The Directors do not consider the Combined Group Implied Projections to constitute reliable information for those purposes, as they do not accurately reflect future performance of the Combined Group post-Completion.

The Directors consider that any profit forecast for the Combined Group would not be prepared to a sufficiently high standard in order to inform BAT Shareholders when deciding how to vote at the BAT General Meeting. This is because BAT has yet to finalise the detailed operating model of the Combined Group, and the detailed plans for integration of RAI, post-Completion (notwithstanding certain preparatory work which has already been undertaken, particularly in relation to synergies). Additionally, even if the Combined Group Implied Projections were reassessed, they would continue to be no longer valid for the purpose of deciding how to vote in respect of the Resolutions as it would not be possible to accurately predict future performance of the Combined Group taking into account RAI’s expected integration into the BAT Group. Consequently, any reassessed forecast would not represent reliable information upon which BAT Shareholders could rely in their decision as to how to vote at the BAT General Meeting. The Directors consider the information included within, or incorporated by reference into, this Prospectus (such as namely historical information in respect of RAI’s current operations, its current trading and its historical financial performance) to represent all of the material information necessary in the context of the Proposed Acquisition.

APPENDIX 2

RAI’S FINANCIAL STATEMENTS

The information contained in this Appendix 2 (RAI’s Financial Statements) has been reproduced, without material adjustment, from the information contained in RAI’s Quarterly Report on Form 10-Q for the quarterly period ended 31 March 2017 filed with the SEC on 3 May 2017, RAI’s Annual Report on Form 10-K for the year ended 31 December 2016, filed with the SEC on 9 February 2017 and RAI’s Annual Report on Form 10-K for the year ended 31 December 2015, filed with the SEC on 11 February 2016.

Part A: The unaudited consolidated financial statements for the RAI Group for the three months ended 31 March 2017

Item 1. Financial Statements

REYNOLDS AMERICAN INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	For the Three Months Ended March 31,
	2017	2016
Net sales(1)	$2,911	$2,862
Net sales, related party	38	55

Net sales	2,949	2,917
Costs and expenses:
Cost of products sold[1]	1,199	1,165
Selling, general and administrative expenses	418	465
Gain on divestiture	—	(4,861)
Amortization expense	6	6

Operating income	1,326	6,142
Interest and debt expense	149	174
Interest income	(2)	(3)
Other expense, net	4	252

Income before income taxes	1,175	5,719
Provision for income taxes	395	2,154

Net income	$780	$3,565

Net income per share:
Basic	$0.55	$2.50
Diluted	$0.55	$2.49

Dividends declared per share	$0.51	$0.42

[1]	Excludes excise taxes of $982 million and $1,030 million for the three months ended March 31, 2017 and 2016, respectively.

See Notes to Condensed Consolidated Financial Statements (Unaudited)

REYNOLDS AMERICAN INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Millions)

(Unaudited)

	For the Three Months Ended March 31,
	2017	2016
Net income	$780	$3,565
Other comprehensive income (loss), net of tax (benefit) expense:
Retirement benefits, net of tax (2017 — $(4); 2016 — $(4))	(4)	(6)
Long-term investments, net of tax (2016 — $1)	—	(1)
Hedging instruments, net of tax (2016 — $6)	—	11
Cumulative translation adjustment and other, net of tax (2017 — $1; 2016 — $11)	3	22

Comprehensive income	$779	$3,591

See Notes to Condensed Consolidated Financial Statements (Unaudited)

REYNOLDS AMERICAN INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in Millions)

(Unaudited)

	For the Three Months Ended March 31,
	2017	2016
Cash flows from (used in) operating activities:
Net income	$780	$3,565
Adjustments to reconcile to net cash flows from (used in) operating activities:
Gain on divestiture	—	(4,861)
Loss on early extinguishment of debt and related expenses	—	239
Depreciation and amortization expense	32	30
Deferred income tax expense	16	75
Pension and postretirement	(47)	(357)
Tobacco settlement accruals	734	630
Income taxes payable	353	2,002
Other, net	(7)	(190)

Net cash flows from operating activities	1,861	1,133

Cash flows from (used in) investing activities:
Capital expenditures	(33)	(43)
Proceeds from settlement of short-term investments	—	159
Proceeds from divestiture	—	5,014
Other, net	1	1

Net cash flows from (used in) investing activities	(32)	5,131

Cash flows from (used in) financing activities:
Dividends paid on common stock	(656)	(514)
Repurchase of common stock	(73)	(125)
Early extinguishment of debt	—	(3,642)
Premiums paid for early extinguishment of debt	—	(206)
Proceeds from termination of interest rate swaps	—	66
Debt financing fees	—	(7)
Excess tax benefit on stock-based compensation plans	—	26

Net cash flows used in financing activities	(729)	(4,402)

Effect of exchange rate changes on cash and cash equivalents	3	12

Net change in cash and cash equivalents	1,103	1,874
Cash and cash equivalents at beginning of period	2,051	2,567

Cash and cash equivalents at end of period	$3,154	$4,441

Income taxes paid, net of refunds	$17	$25
Interest paid	$132	$185

See Notes to Condensed Consolidated Financial Statements (Unaudited)

REYNOLDS AMERICAN INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in Millions)

	March 31, 2017	December 31, 2016
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,154	$2,051
Accounts receivable	55	66
Accounts receivable, related party	39	113
Other receivables	13	10
Inventories	1,592	1,645
Other current assets	250	353

Total current assets	5,103	4,238
Property, plant and equipment, net of accumulated depreciation (2017 — $1,678; 2016 — $1,662)	1,355	1,348
Trademarks and other intangible assets, net of accumulated amortization	29,438	29,444
Goodwill	15,992	15,992
Other assets and deferred charges	71	73

	$51,959	$51,095

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$175	$221
Tobacco settlement accruals	3,232	2,498
Due to related party	4	7
Deferred revenue, related party	122	66
Current maturities of long-term debt	501	501
Dividends payable on common stock	728	656
Other current liabilities	1,129	1,036

Total current liabilities	5,891	4,985
Long-term debt (less current maturities)	12,651	12,664
Long-term deferred income taxes, net	9,627	9,607
Long-term retirement benefits (less current portion)	1,832	1,869
Long-term deferred revenue, related party	29	39
Other noncurrent liabilities	223	220
Commitments and contingencies:
Shareholders’ equity:
Common stock (shares issued: 2017 — 1,426,839,264; 2016 — 1,425,824,955)	—	—
Paid-in capital	18,231	18,285
Retained earnings	3,790	3,740
Accumulated other comprehensive loss	(315)	(314)

Total shareholders’ equity	21,706	21,711

	$51,959	$51,095

See Notes to Condensed Consolidated Financial Statements (Unaudited)

Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 1 — Business and Summary of Significant Accounting Policies

Overview

The condensed consolidated financial statements (unaudited) include the accounts of Reynolds American Inc., referred to as RAI, and its wholly owned subsidiaries. RAI’s wholly owned operating subsidiaries include R. J. Reynolds Tobacco Company; Santa Fe Natural Tobacco Company, Inc., referred to as SFNTC; American Snuff Company, LLC, referred to as American Snuff Co.; R. J. Reynolds Vapor Company, referred to as RJR Vapor; Niconovum USA, Inc.; Niconovum AB; and until their sale on January 13, 2016, as described below, SFR Tobacco International GmbH, referred to as SFRTI, and various foreign subsidiaries affiliated with SFRTI.

RAI was incorporated as a holding company in the State of North Carolina in 2004, and its common stock is listed on the New York Stock Exchange, referred to as NYSE, under the symbol “RAI.” RAI was created to facilitate the business combination of the U.S. business of Brown & Williamson Holdings, Inc., referred to as B&W, an indirect wholly owned subsidiary of British American Tobacco p.l.c., referred to as BAT, with R. J. Reynolds Tobacco Company, a wholly owned subsidiary of R.J. Reynolds Tobacco Holdings, Inc., referred to as RJR, on July 30, 2004, with such combination referred to as the B&W business combination.

References to RJR Tobacco prior to July 30, 2004, relate to R. J. Reynolds Tobacco Company, a New Jersey corporation. References to RJR Tobacco on and subsequent to July 30, 2004 and until June 12, 2015, relate to the combined U.S. assets, liabilities and operations of B&W and R. J. Reynolds Tobacco Company. Concurrent with the completion of the B&W business combination, RJR Tobacco became a North Carolina corporation. References to RJR Tobacco on and subsequent to June 12, 2015, relate to R. J. Reynolds Tobacco Company, a North Carolina corporation, and reflect the effects of (1) RAI’s acquisition, referred to as the Lorillard Merger, on June 12, 2015, of Lorillard, Inc., n/k/a Lorillard, LLC, referred to as Lorillard, and (2) the divestiture, referred to as the Divestiture, of certain assets, on June 12, 2015, by subsidiaries or affiliates of RAI and Lorillard, together with the transfer of certain employees and certain liabilities, to a wholly owned subsidiary of Imperial Brands PLC.

Proposed Merger with BAT

On January 16, 2017, RAI, BAT, BATUS Holdings Inc., a Delaware corporation and a wholly owned subsidiary of BAT, and Flight Acquisition Corporation, a North Carolina corporation and a wholly owned subsidiary of BAT, referred to as Merger Sub, entered into an Agreement and Plan of Merger, referred to as the Merger Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into RAI, referred to as the BAT Merger, with RAI surviving as a wholly owned subsidiary of BAT.

The BAT Merger has been approved by (1) a transaction committee, consisting of all of the independent directors of RAI as of October 28, 2016, other than independent directors designated for nomination by B&W, referred to as the Transaction Committee, originally formed to review and evaluate BAT’s initial October 20, 2016 merger proposal, the BAT Merger and RAI’s other available strategic alternatives, given BAT’s existing ownership stake in RAI and representation on RAI’s Board, and (2) the Boards of Directors of both RAI and BAT. The Transaction Committee ceased to include Thomas C. Wajnert following his retirement from the RAI Board of Directors as of December 31, 2016.

At the effective time of the BAT Merger, each share of RAI common stock (other than any shares of RAI common stock owned by BAT or any of its subsidiaries and by shareholders of RAI who have properly asserted and not lost or effectively withdrawn appraisal rights) will be converted into the right to receive (1) a number of BAT American Depositary Shares, referred to as BAT ADSs, representing 0.5260 of a BAT ordinary share, nominal value 25 pence per share, referred to as a BAT ordinary share, plus (2) $29.44 in cash, without interest, and subject to adjustment to prevent dilution.

The BAT Merger is subject to customary closing conditions, including RAI and BAT shareholder approvals, including the approval of the BAT Merger by a majority of the outstanding shares of RAI common stock entitled to vote and present (in person or by proxy) and voting at the special meeting that are not owned, directly or indirectly, by BAT or its subsidiaries or any of RAI’s subsidiaries, and certain regulatory approvals. On March 9, 2017, RAI and BAT announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, referred to as the HSR Act, with respect to the BAT Merger, expired without request for additional information. On April 5, 2017,

RAI and BAT announced that BAT obtained unconditional antitrust approval from the Japanese authorities in relation to the BAT Merger. As a result of the foregoing, the conditions related to antitrust approvals required as part of the closing conditions to the BAT Merger have been satisfied. The Merger Agreement contains certain termination rights for each of RAI and BAT, including the right of each party to terminate the Merger Agreement if the BAT Merger has not been completed on or before December 31, 2017, subject to an extension of five business days if, on December 31, 2017, BAT has not completed all or any portion of the financing it needs to fund the BAT Merger and the transactions contemplated by the Merger Agreement. Financing, however, is not a condition to the closing of the BAT Merger. Under certain circumstances, if the Merger Agreement is terminated, the terminating party must pay the non-terminating party a termination fee of $1 billion. The BAT Merger is currently expected to close in the third quarter of 2017.

Each of RAI and BAT has made representations and warranties in the Merger Agreement. RAI and BAT each also have agreed to various covenants and agreements, including, among other things, to conduct their respective businesses in the ordinary course in all material respects during the period between the execution of the Merger Agreement and completion of the BAT Merger and not to engage in certain transactions during this period.

Recent Transaction

On January 13, 2016, RAI, through various subsidiaries, referred to as the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with SFRTI and other international companies that distributed and marketed the brand outside the United States to JT International Holding BV, referred to as JTI Holding, a subsidiary of Japan Tobacco Inc., referred to as JTI, in an all-cash transaction of approximately $5 billion and recognized a pre-tax gain of approximately $4.9 billion. The transaction did not include the rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks in the U.S. market, U.S. duty-free locations and U.S. territories or in U.S. military outlets, all of which were retained by SFNTC. With this transaction completed, the international rights to nearly all of RAI’s operating companies’ cigarette trademarks are now owned by international tobacco companies. For additional information regarding indemnities related to this sale, see note 7.

Operating Segments

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The Santa Fe segment consists of the primary operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on January 13, 2016, as described above, SFRTI and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI. For additional information regarding segments, see note 10.

RAI’s operating subsidiaries primarily conduct their businesses in the United States.

Basis of Presentation

The accompanying interim condensed consolidated financial statements (unaudited) have been prepared in accordance with accounting principles generally accepted in the United States of America, referred to as GAAP, for interim financial information and, in management’s opinion, contain all adjustments, consisting only of normal recurring items, necessary for a fair presentation of the results for the periods presented. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. All material intercompany balances have been eliminated. For interim reporting purposes, certain costs and expenses are charged to operations in proportion to the estimated total annual amount expected to be incurred primarily based on sales volumes. The results for the interim period ended March 31, 2017, are not necessarily indicative of the results that may be expected for the year ending December 31, 2017.

The condensed consolidated financial statements (unaudited) should be read in conjunction with the consolidated financial statements and related footnotes, which appear in RAI’s Annual Report on Form 10-K for the year ended December 31, 2016. Certain reclassifications were made to conform prior years’ financial statements to the current presentation. Certain amounts presented in note 7 are rounded in the aggregate and may not sum from the individually presented components. All dollar amounts, other than per share amounts, are presented in millions, except for amounts set forth in note 7 and as otherwise noted.

Cost of Products Sold

Cost of products sold includes, among other expenses, the expenses for the Master Settlement Agreement, referred to as the MSA, and other settlement agreements with the States of Mississippi, Florida, Texas and Minnesota, which together with the MSA are collectively referred to as the State Settlement Agreements, and the user fees charged by the U.S. Food and Drug Administration, referred to as the FDA. These expenses were as follows:

	For the Three Months Ended March 31,
	2017	2016
State Settlement Agreements	$727	$630
FDA user fees	47	50

In 2012, RJR Tobacco, Lorillard Tobacco Company, LLC., referred to as Lorillard Tobacco, SFNTC and certain other participating manufacturers, referred to as the PMs, entered into a term sheet, referred to as the Term Sheet, with 17 states, the District of Columbia and Puerto Rico to settle certain claims related to the MSA non-participating manufacturer adjustment, referred to as the NPM Adjustment. The Term Sheet resolved claims related to volume years from 2003 through 2012 and puts in place a revised method to determine future adjustments from 2013 forward. Subsequently, five additional states joined the Term Sheet, including two states that were found to not have diligently enforced their qualifying statutes in 2003. The parties to the Term Sheet represent an allocable share of 49.87%.

As a result of meeting the performance requirements associated with the Term Sheet, RJR Tobacco and Santa Fe, collectively, recognized credits of $10 million and $69 million for the three months ended March 31, 2017 and 2016, respectively. RJR Tobacco expects to recognize additional credits through the remainder of 2017.

In October 2015, RJR Tobacco, SFNTC and certain other PMs entered into a settlement agreement, referred to as the NY Settlement Agreement, with the State of New York to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014, providing RJR Tobacco and SFNTC, collectively, with credits, of approximately $290 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. RJR Tobacco and Santa Fe, collectively, recognized credits of $23 million and $22 million as a reduction to costs of products sold for the three months ended March 31, 2017 and 2016, respectively. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information related to the NPM Adjustment settlement and the 2003 NPM Adjustment claim, see “— Litigation Affecting the Cigarette Industry — State Settlement Agreements—Enforcement and Validity; Adjustments” in note 7.

Pension and Postretirement

Pension and postretirement benefits require balance sheet recognition of the net asset or net liability position of defined benefit pension and postretirement benefit plans, on a plan-by-plan basis, and recognition of changes in the funded status in the year in which the changes occur.

Actuarial (gains) losses are changes in the amount of either the benefit obligation or the fair value of plan assets resulting from experience different from that assumed or from changes in assumptions. Differences between actual results and actuarial assumptions are accumulated and recognized as a mark-to-market adjustment, referred to as an MTM adjustment, to the extent such accumulated net (gains) losses exceed 10% of the greater of the fair value of plan assets or benefit obligations, referred to as the corridor. Net (gains) losses outside the corridor are generally recognized annually as of December 31, or when a plan is remeasured during an interim period.

Prior service costs (credits) of pension benefits, which are changes in benefit obligations due to plan amendments, are amortized on a straight-line basis over the average remaining service period for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees. Prior service costs (credits) of postretirement benefits, which are changes in benefit obligations due to plan amendments, are amortized on a straight-line basis over the expected service period to full eligibility age for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees.

The components of the net benefit income are set forth below:

	For the Three Months Ended March 31,
	Pension Benefits		Postretirement Benefits
	2017	2016	2017	2016
Service cost	$4	$4	$—	$1
Interest cost	67	74	11	13
Expected return on plan assets	(97)	(93)	(2)	(3)
Amortization of prior service cost (credit)	1	1	(9)	(11)

Net benefit income	$(25)	$(14)	$—	$—

RAI disclosed in its financial statements for the year ended December 31, 2016, that it expects to contribute $111 million to its pension plans in 2017, of which $4 million was contributed during the first three months of 2017.

Fair Value Measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, essentially an exit price. RAI determines the fair value of assets and liabilities using a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions based on the best information available in the circumstances.

The levels of the fair value hierarchy are:

Level 1: inputs are quoted prices, unadjusted, in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: inputs are other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. A Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3: inputs are unobservable and reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

As of March 31, 2017 and December 31, 2016, the fair value of RAI’s cash equivalents was $3.1 billion and $2.0 billion, respectively, and was classified in Level 1 of the fair value hierarchy for both periods. The estimated fair value of RAI’s outstanding consolidated debt, in the aggregate, was $14.3 billion as of March 31, 2017 and December 31, 2016, respectively. The fair value is derived from a third party pricing source utilizing market quotes, credit spreads and discounted cash flows, as appropriate, and is classified in Level 2 of the fair value hierarchy. Additionally, RAI sponsors a number of non-contributory defined benefit pension plans covering certain employees of RAI and its subsidiaries, and investments in plan assets to support these obligations are carried at fair value as of December 31, 2016, and adjusted for expected returns, cash contributions and benefit payments made in the interim period.

Recently Adopted Accounting Pronouncements

In March 2016, the Financial Accounting Standards Board, referred to as FASB, issued Accounting Standards Update, referred to as ASU, 2016-09, Compensation—Stock Compensation (Topic 718)—Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for employee share-based payment transactions, including accounting for income tax, forfeitures, statutory tax withholding requirements, classifications of awards as either equity or liabilities, and classification of taxes in the statement of cash flows. The amended guidance also requires an entity to record excess tax benefits and deficiencies in the income statement rather than as a change to paid-in capital. The amended guidance was effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. RAI adopted this amended guidance effective January 1, 2017, on a prospective basis, with no material impact to its results of operations, cash flows and financial position. The adoption resulted in a $29 million decrease to income tax expense for the excess tax benefits and an immaterial increase in potential dilutive weighted average shares for the three months ended March 31, 2017.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which replaces most existing GAAP revenue recognition guidance. The effective date for adoption of this guidance was subsequently deferred to interim and annual reporting periods beginning after December 15, 2017. In 2016, the FASB issued supplemental implementation guidance related to ASU 2014-09, including:

•	ASU 2016-08, Revenue from Contracts with Customers (Topic 606)—Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which is intended to provide further clarification on the application of the principal versus agent implementation;

•	ASU 2016-10, Revenue from Contracts with Customers (Topic 606)—Identifying Performance Obligations and Licensing, which is intended to clarify the guidance for identifying promised goods or services in a contract with a customer;

•	ASU 2016-11, Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815)—Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting;

•	ASU 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients, which amends certain aspects of ASU 2014-09 to address certain implementation issues; and

•	ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which includes 13 technical corrections and improvements affecting narrow aspects of the guidance issued in ASU 2014-09.

During 2016, RAI substantially completed its assessment of ASU 2014-09 to identify any potential changes in the amount and timing of revenue recognition for its current contracts and the expected impact on its business processes, systems and controls. Based on this assessment, RAI does not expect the adoption of ASU 2014-09 to have a material impact on RAI’s results of operations, cash flows and financial position. The new guidance may be applied retrospectively to each prior period presented (full retrospective method) or retrospectively with the cumulative effect recognized as of the date of initial application (modified retrospective method). RAI is continuing to evaluate the impact of ASU 2014-09 primarily to determine the transition method to utilize at adoption and the additional disclosures required. The new guidance will be adopted effective January 1, 2018.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10)—Recognition and Measurement of Financial Assets and Liabilities, which supersedes existing guidance to classify equity securities with readily determinable fair values into different categories and requires equity securities to be measured at fair value with changes in the fair value recognized through net income. An entity’s equity investments that are accounted for under the equity method of accounting or result in consolidation of an investee are not included within the scope of this amended guidance. The amendments allow equity investments that do not have readily determinable fair values to be remeasured at fair value either upon the occurrence of an observable price change or upon identification of impairment. The amended guidance is effective for RAI for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. As permitted, RAI early adopted the application guidance as of January 1, 2017, and will adopt the remaining guidance as of January 1, 2018, with no material impact expected on its results of operations, cash flows and financial position.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), requiring lessees to recognize lease assets and lease liabilities in the balance sheet and disclose key information about leasing arrangements, such as information about variable lease payments and options to renew and terminate leases. The amended guidance will require both operating and finance leases to be recognized in the balance sheet. Additionally, the amended guidance aligns lessor accounting to comparable guidance in Accounting Standard Codification Topic 606, Revenue from Contracts with Customers. The amended guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. RAI expects to adopt the amended guidance in ASU 2016-02 effective January 1, 2019, and is currently early in its assessment of the impact of this new standard. However, if at adoption RAI has similar obligations for leases as it had at March 31, 2017, RAI believes this guidance will not have a material impact on its results of operations, cash flows and financial position. RAI expects to substantially complete its assessment of the new standard during 2017.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which replaces the current incurred loss impairment methodology for recognizing credit losses for financial instruments with a methodology that reflects expected credit losses and requires consideration for a broader range of reasonable and supportable information for estimating credit losses. The amended guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2018. RAI has not yet determined if it will adopt this amended guidance earlier than the effective date and has not initiated its assessment of the impact that this guidance will have on its results of operations, cash flows and financial position.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230)—Classification of Certain Cash Receipts and Cash Payments (a consensus of the FASB Emerging Issues Task Force), addressing eight specific cash flow issues in an effort to reduce diversity in practice. The amended guidance is effective for fiscal years beginning after December 31, 2017, and for interim periods within those years. RAI will adopt this amended guidance effective January 1, 2018. The amended guidance is not expected to have a material impact on RAI’s statements of cash flows.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230)—Restricted Cash (a consensus of the FASB Emerging Issues Task Force), addressing the diversity in practice that exists regarding the classification and the presentation of changes in restricted cash on the statement of cash flows. The amended guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. The amended guidance does not provide a definition of restricted cash or restricted cash equivalents. The amended guidance is effective for fiscal years beginning after December 15, 2017, and for interim periods within those years. RAI will adopt this amended guidance effective January 1, 2018. The amended guidance is not expected to have a material impact on RAI’s statements of cash flows.

In January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805)—Clarifying the Definition of a Business, which clarifies the definition of a business and provides guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amended guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those years. RAI will adopt this amended guidance effective January 1, 2018, and the impact of the guidance will be applied prospectively. The amended guidance is not expected to have a material impact on RAI’s results of operations, cash flows and financial position.

In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which simplifies the manner in which an entity tests goodwill for impairment by eliminating Step 2 from the goodwill impairment test. The amended guidance requires that an entity perform its annual or interim goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and recognizes an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. The amended guidance is effective for annual or interim goodwill impairment tests performed in fiscal years beginning after December 15, 2019. Early adoption is permitted for goodwill impairment tests performed after January 1, 2017. RAI is evaluating the timing of adoption and the effect this guidance will have on its results of operations, cash flows and financial position.

In March 2017, the FASB issued ASU 2017-07, Compensation—Retirement Benefits (Topic 715)—Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires an employer to disaggregate the service cost component from the other components of net benefit (income) cost. The other components of net benefit (income) cost are required to be presented in the income statement separately from the service cost component and outside of operating income. The amendments also allow only the service cost component of net benefit (income) cost to be eligible for capitalization. The amendments in this ASU are effective for fiscal years beginning after December 15, 2017. The amendments in this ASU should be applied (1) retrospectively for the presentation of the service cost component and the other components of net periodic pension (income) cost and net periodic postretirement benefit (income) cost on the income statement, and (2) prospectively, on and after the effective date, for the capitalization of the service cost component of net periodic pension (income) cost and net periodic postretirement benefit (income) cost in assets. RAI is evaluating the effect this guidance will have on its results of operations, cash flows and financial position.

Note 2 — Intangible Assets

The changes in the carrying amounts of goodwill by segment were as follows:

	RJR Tobacco	Santa Fe	American Snuff	All Other	Consolidated
Balance as of December 31, 2016
Goodwill	$17,069	$197	$2,501	$16	$19,783
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

	$13,306	$197	$2,473	$16	$15,992

Balance as of March 31, 2017
Goodwill	$17,069	$197	$2,501	$16	$19,783
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

	$13,306	$197	$2,473	$16	$15,992

The carrying amounts and changes therein of trademarks and other intangible assets by segment were as follows:

	RJR Tobacco		Santa Fe	American Snuff	All Other	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other	Trademarks	Other
Indefinite-lived:
Balance as of December 31, 2016	$27,826	$87	$136	$1,136	$—	$29,098	$87

Balance as of March 31, 2017	$27,826	$87	$136	$1,136	$—	$29,098	$87

Finite-lived:
Balance as of December 31, 2016	$12	$229	$—	$5	$13	$17	$242
Amortization	(1)	(4)	—	—	(1)	(1)	(5)

Balance as of March 31, 2017	$11	$225	$—	$5	$12	$16	$237

Details of finite-lived intangible assets were as follows:

	March 31, 2017			December 31, 2016
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Customer lists	$240	$(22)	$218	$240	$(19)	$221
Contract manufacturing agreement	151	(144)	7	151	(143)	8
Trademarks	124	(108)	16	124	(107)	17
Other intangibles	15	(3)	12	15	(2)	13

	$530	$(277)	$253	$530	$(271)	$259

The estimated remaining amortization expense associated with finite-lived intangible assets is expected to be as follows:

Year	Amount
Remainder of 2017	$17
2018	22
2019	16
2020	15
2021	14
Thereafter	169

$253

Note 3 — Income Per Share

The components of the calculation of income per share were as follows:

	For the Three Months Ended March 31,
	2017	2016
Net income	$780	$3,565

Basic weighted average shares, in thousands	1,426,246	1,427,448
Effect of dilutive potential shares:
Restricted stock units	3,256	3,621

Diluted weighted average shares, in thousands	1,429,502	1,431,069

For additional information regarding dilutive shares, see “— Recently Adopted Accounting Pronouncements” in note 1.

Note 4 — Inventories

The major components of inventories were as follows:

	March 31, 2017	December 31, 2016
Leaf tobacco	$1,353	$1,436
Other raw materials	86	77
Work in process	80	81
Finished products	192	165
Other	24	25

Total	1,735	1,784
LIFO allowance	(143)	(139)

	$1,592	$1,645

RJR Tobacco performs its annual LIFO inventory valuation at December 31. Interim periods represent an estimate of the expected annual valuation.

Note 5 — Income Taxes

The provision for income taxes was as follows:

	For the Three Months Ended March 31,
	2017	2016
Provision for income taxes	$395	$2,154
Effective tax rate	33.6%	37.7%

The effective tax rate for the three months ended March 31, 2017, primarily was impacted by a $29 million decrease in tax attributable to excess tax benefits on stock-based compensation plans. The effective tax rate for the three months ended March 31, 2016, was primarily impacted by an increase in tax attributable to the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States. Additionally, the effective tax rate for each period differed from the federal statutory rate of 35% due to the domestic manufacturing deduction, state income taxes and certain nondeductible items.

Note 6 — Credit Agreement

In December 2014, RAI entered into a credit agreement, referred to as the Credit Agreement, with a syndicate of lenders, providing for a five-year, $2 billion senior unsecured revolving credit facility, which may be increased to $2.35 billion at the discretion of the lenders upon the request of RAI. The maturity date of the Credit Agreement has been extended to December 18, 2021.

Subject to certain conditions, RAI is able to use the revolving credit facility under the Credit Agreement for borrowings and issuances of letters of credit at its option, subject to a $300 million sublimit on the aggregate amount of letters of credit. Issuances of letters of credit reduce availability under such revolving credit facility.

The Credit Agreement contains certain customary restrictive covenants, and two financial covenants – a consolidated leverage ratio covenant and a consolidated interest coverage ratio covenant. The Credit Agreement contains customary events of default, including upon a change in control, as defined therein, which could result in the acceleration of all amounts outstanding and cancellation of all commitments outstanding under the Credit Agreement.

The lenders’ obligations under the Credit Agreement to fund borrowings are subject to the accuracy of RAI’s representations and warranties and the absence of any default, provided, however, that the accuracy of RAI’s representation as to the absence of any material adverse effect, as defined in the Credit Agreement, is not a condition to borrowing for the purpose of refinancing any maturing commercial paper.

Under the terms of the Credit Agreement, RAI is required to pay a facility fee per annum of between 0.100% and 0.275%, based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, on the lender commitments in respect of the revolving credit facility thereunder.

Borrowings under the Credit Agreement bear interest, at the option of RAI, at a rate equal to an applicable margin based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, plus:

•	the alternate base rate, which is the higher of (1) the federal funds effective rate from time to time plus 0.5%, (2) the prime rate and (3) the reserve adjusted eurodollar rate for a one month interest period plus 1%; or

•	the eurodollar rate, which is the reserve adjusted rate at which eurodollar deposits for one, two, three or six months are offered in the interbank eurodollar market.

Overdue principal outstanding under the revolving credit facility under the Credit Agreement bears interest at a rate equal to the rate then in effect with respect to such borrowings, plus 2.0% per annum. Any amount besides principal that becomes overdue bears interest at a rate equal to 2.0% per annum in excess of the rate of interest applicable to base rate loans.

Certain of RAI’s subsidiaries, including its Material Subsidiaries, as defined in the Credit Agreement, have guaranteed, on an unsecured basis, RAI’s obligations under the Credit Agreement. Under the Credit Agreement, any new Material Subsidiary of RAI must be added as a guarantor of the Credit Agreement. The same subsidiaries that guarantee the Credit Agreement also guarantee RAI’s outstanding notes. Under the terms of the indenture governing RAI’s outstanding notes, if any guarantor of such notes ceases to be a guarantor under the Credit Agreement (or any replacement or refinancing thereof), that guarantor will be released automatically from all of its obligations under the RAI indenture and its guarantee of the RAI notes. In addition, some or all of the guarantees under the Credit Agreement may be released in accordance with the provisions of the Credit Agreement, or the Credit Agreement may be terminated, and any replacements or refinancings thereof may not require guarantees of RAI’s obligations thereunder.

As of March 31, 2017, there were no outstanding borrowings and $6 million of letters of credit outstanding under the Credit Agreement. On April 13, 2017, RAI borrowed $500 million under the Credit Agreement, with such borrowings initially bearing interest at the annual interest rate of 2.15%.

Note 7 — Commitments and Contingencies

Tobacco Litigation — General

Introduction

Litigation, claims, and other legal proceedings relating to the use of, exposure to, or purchase of tobacco products are pending or may be instituted in the future against RJR Tobacco (including as successor by merger to Lorillard Tobacco), American Snuff Co., SFNTC, RJR Vapor, RAI, Lorillard, other RAI affiliates, and indemnitees (including but not limited to B&W), sometimes referred to collectively as Reynolds Defendants. These pending legal proceedings include claims relating to cigarette products manufactured by RJR Tobacco, Lorillard Tobacco, SFNTC or certain of their affiliates or indemnitees, smokeless tobacco products manufactured by American Snuff Co., and e-cigarette products manufactured on behalf of and marketed by RJR Vapor. A discussion of the legal proceedings relating to cigarette products (and e-cigarettes) is set forth below under the heading “— Litigation Affecting the Cigarette Industry.” All of the references under that heading to tobacco-related litigation, smoking and health litigation and other similar references are references to legal proceedings relating to cigarette products or e-cigarettes, as the case may be, and are not references to legal proceedings involving smokeless tobacco products, and case numbers under that heading include only cases involving cigarette products and e-cigarettes. The legal proceedings relating to the smokeless tobacco products manufactured by American Snuff Co. are discussed separately under the heading “— Smokeless Tobacco Litigation” below.

In connection with the B&W business combination, RJR Tobacco undertook certain indemnification obligations with respect to B&W and its affiliates, including its indirect parent, BAT. See “— Litigation Affecting the Cigarette Industry — Overview — Introduction” below. In connection with the Lorillard Merger and the Divestiture, as applicable, RAI and RJR Tobacco undertook certain indemnification obligations. See “— Litigation Affecting the Cigarette Industry — Overview — Introduction,” “— Other Contingencies — ITG Indemnity,” and “— Other Contingencies — Loews Indemnity” below. In addition, in connection with the sale of the non-U.S. operations and business of the NATURAL AMERICAN SPIRIT brand, the Sellers have agreed to indemnify the buyer for certain claims. See “— Other Contingencies — JTI Indemnities” below.

Certain Terms and Phrases

Certain terms and phrases used in this footnote may require some explanation. The term “judgment” or “final judgment” refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties. At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided. In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.

The term “damages” refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge. “Compensatory damages” are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted willfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded “punitive damages.” Although damages may be awarded at the trial court stage, a losing party generally may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond. The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by a court or statute.

The term “per curiam” refers to a decision entered by an appellate court that is not signed by an individual judge. In most cases, it is used to indicate that the opinion entered is a brief announcement of the court’s decision and is not accompanied by an opinion explaining the court’s reasoning.

The term “settlement” refers to certain types of cases in which cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, have agreed to resolve disputes with certain plaintiffs without resolving the cases through trial. The principal terms of certain settlements entered into by RJR Tobacco, B&W and Lorillard Tobacco are explained below under “— Accounting for Tobacco-Related Litigation Contingencies.”

Theories of Recovery

The plaintiffs seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, medical monitoring and violations of state and federal antitrust laws. In certain of these cases, the plaintiffs claim that cigarette smoking exacerbated injuries caused by exposure to asbestos or, in the case of certain claims asserted against Lorillard Tobacco, that they were injured by exposure to filters containing asbestos used in one cigarette brand for roughly four years before 1957, the latter cases referred to as Filter Cases.

The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, and injunctive and other equitable relief. Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even billions of dollars.

Defenses

The defenses raised by Reynolds Defendants include, where applicable and otherwise appropriate, preemption by the Federal Cigarette Labeling and Advertising Act of some or all claims arising after 1969, or by the Comprehensive Smokeless Tobacco Health Education Act for claims arising after 1986, the lack of any defect in the product, assumption of the risk, contributory or comparative fault, lack of proximate cause, remoteness, lack of standing, statutes of limitations or repose and others. RAI, RJR and Lorillard have asserted additional defenses, including jurisdictional defenses, in many of the cases in which they are named.

Accounting for Tobacco-Related Litigation Contingencies

In accordance with GAAP, RAI and its subsidiaries record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. For the reasons set forth below, RAI’s management continues to conclude that the loss of any particular pending tobacco-related litigation claim against the Reynolds Defendants, when viewed on an individual basis, is not probable, except for certain Engle Progeny cases noted below.

Reynolds Defendants believe that they have valid defenses to the tobacco-related litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending tobacco-related litigation that set forth and discuss a number of grounds and defenses that they and their counsel believe have a valid basis in law and fact. With the exception of the Engle Progeny cases described below, Reynolds Defendants continue to win the majority of tobacco-related litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them, including Engle Progeny cases, continue to be dismissed at or before trial. Based on their experience in tobacco-related litigation and the strength of the defenses available to them in such litigation, Reynolds Defendants believe that their successful defense of tobacco-related litigation in the past will continue in the future.

RAI’s condensed consolidated balance sheet (unaudited) as of March 31, 2017, contains accruals for the following Engle Progeny cases: Starr-Blundell, Monroe and Ward (for attorneys’ fees and interest only with respect to Ward). In the first quarter of 2017, RJR Tobacco paid approximately $42.8 million in satisfaction of the judgment, including attorneys’ fees and interest, in Buonomo. Other accruals include an amount for the estimated costs of the corrective communications in the U.S. Department of Justice case. As other cases proceed through the appellate process, RAI will evaluate the need for further accruals on an individual case-by-case basis if an unfavorable outcome becomes probable and the amount can be reasonably estimated.

It is the policy of Reynolds Defendants to defend tobacco-related litigation claims vigorously; generally, Reynolds Defendants and indemnitees do not settle such claims. However, Reynolds Defendants may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. Exceptions to this general approach include, but are not limited to, actions taken pursuant to “offer of judgment” statutes, as described below in “ — Litigation Affecting the Cigarette Industry — Overview,” and Filter Cases, as described below in “— Litigation Affecting the Cigarette Industry – Filter Cases,” as well as other historical examples discussed below.

With respect to smoking and health tobacco litigation claims, the only significant settlements reached by RJR Tobacco, Lorillard Tobacco and B&W involved:

•	the State Settlement Agreements and the funding by various tobacco companies of a $5.2 billion trust fund contemplated by the MSA to benefit tobacco growers;

•	the original Broin flight attendant case discussed below under “— Litigation Affecting the Cigarette Industry — Broin II Cases,” and

•	most of the Engle Progeny cases pending in federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases.

The circumstances surrounding the State Settlement Agreements and the funding of a trust fund to benefit the tobacco growers are readily distinguishable from the current categories of tobacco-related litigation claims involving Reynolds Defendants. In the claims underlying the State Settlement Agreements, the states sought to recover funds paid for health care and medical and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. The State Settlement Agreements settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and contain releases of various additional present and future claims. In accordance with the MSA, various tobacco companies agreed to fund a $5.2 billion trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers. A discussion of the State Settlement Agreements, and a table depicting the related payment schedule, is set forth below under “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases.”

As with claims that were resolved by the State Settlement Agreements, the other cases settled by RJR Tobacco can be distinguished from existing cases pending against the Reynolds Defendants. The original Broin case, discussed below under “— Litigation Affecting the Cigarette Industry — Broin II Cases,” was settled in the middle of trial during negotiations concerning a possible nation-wide settlement of claims similar to those underlying the State Settlement Agreements.

The federal Engle Progeny cases likewise presented exceptional circumstances not present in the state Engle Progeny cases or elsewhere. All of the federal Engle Progeny cases subject to the settlement were pending in the same court, were coordinated by the same judge, and involved the same sets of plaintiffs’ lawyers. Moreover, RJR Tobacco settled only after approximately 90% of the federal Engle Progeny cases otherwise had been resolved. A discussion of the Engle Progeny cases and the settlement of the federal Engle Progeny cases is set forth below under “— Litigation Affecting the Cigarette Industry — Engle and Engle Progeny Cases.”

In 2010, RJR Tobacco entered into a comprehensive agreement with the Canadian federal, provincial and territorial governments, which resolved all civil claims related to the movement of contraband tobacco products in Canada during the period 1985 through 1999 that the Canadian governments could assert against RJR Tobacco and its affiliates. These claims involved different theories of recovery than the other tobacco-related litigation claims pending against the Reynolds Defendants.

Also, in 2004, RJR Tobacco and B&W separately settled the antitrust case DeLoach v. Philip Morris Cos., Inc., which was brought by a unique class of plaintiffs: a class of all tobacco growers and tobacco allotment holders. The plaintiffs asserted that the defendants conspired to fix the price of tobacco leaf and to destroy the federal government’s tobacco quota and price support program. Despite legal defenses they believed to be valid, RJR Tobacco and B&W separately settled this case to avoid a long and contentious trial with the tobacco growers. The DeLoach case involved different types of plaintiffs and different theories of recovery under the antitrust laws than the other tobacco-related litigation claims pending against the Reynolds Defendants.

Finally, as discussed under “— Litigation Affecting the Cigarette Industry — State Settlement Agreements—Enforcement and Validity; Adjustments,” RJR Tobacco, B&W and Lorillard Tobacco each has settled certain cases brought by states concerning the enforcement of State Settlement Agreements. Despite legal defenses believed to be valid, these cases were settled to avoid further contentious litigation with the states involved. These enforcement actions involved alleged breaches of State Settlement Agreements based on specific actions taken by particular defendants. Accordingly, any future enforcement actions involving State Settlement Agreements will be reviewed by RJR Tobacco on the merits and should not be affected by the settlement of prior enforcement cases.

Cautionary Statement

Even though RAI’s management continues to believe that the loss of particular pending tobacco-related litigation claims against Reynolds Defendants, when viewed on an individual case-by-case basis, is not probable or estimable (except for certain Engle Progeny cases described below), the possibility of material losses related to such litigation is more than remote. Litigation is subject to many uncertainties, and generally, it is not possible to predict the outcome of any particular litigation pending against Reynolds Defendants, or to reasonably estimate the amount or range of any possible loss.

Although Reynolds Defendants believe that they have valid bases for appeals of adverse verdicts in their pending cases and valid defenses to all actions and intend to defend them vigorously as described above, it is possible that there could be further adverse developments in pending cases, and that additional cases could be decided unfavorably against Reynolds Defendants. Determinations of liability or adverse rulings in such cases or in similar cases involving other cigarette manufacturers as defendants, even if such judgments are not final, could have a material adverse effect on the litigation against Reynolds Defendants and could encourage the commencement of additional tobacco-related litigation. Reynolds Defendants also may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. In addition, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation.

Although it is impossible to predict the outcome of such events on pending litigation and the rate new lawsuits may be filed against Reynolds Defendants, a significant increase in litigation or in adverse outcomes for tobacco defendants, or difficulties in obtaining the bonding required to stay execution of judgments on appeal, could have a material adverse effect on any or all of these entities. Moreover, notwithstanding the quality of defenses available to Reynolds Defendants in litigation matters, it is possible that RAI’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending litigation or future claims against Reynolds Defendants.

Litigation Affecting the Cigarette Industry

Overview

Introduction. In connection with the B&W business combination, RJR Tobacco agreed to indemnify B&W and its affiliates against, among other things, certain litigation liabilities, costs and expenses incurred by B&W or its affiliates arising out of the U.S. cigarette and tobacco business of B&W. Also, in connection with the Lorillard Merger, Lorillard Tobacco was merged into RJR Tobacco with RJR Tobacco being the surviving entity, Lorillard Tobacco ceasing to exist, and RJR Tobacco succeeding to Lorillard Tobacco’s liabilities, including Lorillard Tobacco’s litigation liabilities, costs and expenses, referred to as the Lorillard Tobacco Merger. Although Lorillard Tobacco no longer exists as a result of the Lorillard Tobacco Merger, it will remain as a named party in cases pending on the date of the Lorillard Tobacco Merger until courts grant motions to substitute RJR Tobacco for Lorillard Tobacco or the claims are dismissed. The cases discussed below include cases brought against RJR Tobacco, Lorillard Tobacco and their affiliates and indemnitees, including RAI, RJR, B&W and Lorillard. Cases brought against SFNTC and RJR Vapor also are discussed.

During the first quarter of 2017, 28 tobacco-related cases were served against Reynolds Defendants. On March 31, 2017, there were, subject to the exclusions described immediately below, 288 cases pending against Reynolds Defendants: 271 in the United States and 17 in Canada, as compared with 275 total cases on March 31, 2016. Of the U.S. cases pending on March 31, 2017, 39 are pending in federal court, 231 in state court and one in tribal court, primarily in the following states: Maryland (52 cases); Illinois (48 cases); Florida (28 cases); Massachusetts (24 cases); New York (21 cases); Missouri (17 cases); New Mexico (15 cases); and California (12 cases). The U.S. case number excludes the approximately 564 individual smoker cases pending in West Virginia state court as a consolidated action, 2,777 Engle Progeny cases, involving approximately 3,570 individual plaintiffs, and 2,352 Broin II cases, pending in the United States against RJR Tobacco, Lorillard Tobacco or certain other Reynolds Defendants.

The following table lists the categories of the U.S. tobacco-related cases pending against Reynolds Defendants as of March 31, 2017, and the increase or decrease from the number of cases pending against Reynolds Defendants as of December 31, 2016, as reported in RAI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission, referred to as the SEC, on February 9, 2017, and a cross-reference to the discussion of each case type.

Case Type	U.S. Case Numbers as of March 31, 2017	Change in Number of Cases Since December 31, 2016 Increase/(Decrease)
Individual Smoking and Health Cases	137	5
West Virginia IPIC (Number of Plaintiffs)*	1 (approx. 564)	No change
Engle Progeny Cases (Number of Plaintiffs)**	2,777 (approx. 3,570)	(45) (75)
Broin II Cases	2,352	(54)
Class-Action Suits	27	2
Filter Cases	78	No change
Health-Care Cost Recovery Cases	2	No change
State Settlement Agreements—Enforcement and Validity; Adjustments	2	(26)
Other Litigation and Developments	24	3
*	Includes as one case the approximately 564 cases pending as a consolidated action In Re: Tobacco Litigation Individual Personal Injury Cases, sometimes referred to as West Virginia IPIC cases, described below. The West Virginia IPIC cases have been separated from the Individual Smoking and Health cases for reporting purposes.
**	The Engle Progeny cases have been separated from the Individual Smoking and Health cases for reporting purposes. The number of cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed.

The Florida state court class-action case, Engle v. R. J. Reynolds Tobacco Co., and the related cases commonly referred to as Engle Progeny cases have attracted significant attention. After the Florida Supreme Court’s 2006 ruling that members of the formerly certified class could file individual actions, roughly 10,000 claims or actions were filed in Florida state or federal courts before the deadline set by the Florida Supreme Court. No new or additional such claims may be filed. As reflected in the table above, 2,777 Engle Progeny cases were pending as of March 31, 2017, that included claims asserted on behalf of 3,570 plaintiffs. Following an agreement to settle most Engle Progeny cases that remained pending in federal courts in the first quarter of 2015, nearly all Engle Progeny cases currently pending are in Florida state courts. Since 2009, there have been over 200 Engle Progeny trials in Florida state or federal courts involving RJR Tobacco or Lorillard Tobacco. As described more fully immediately below in “— Scheduled Trials” and “—Trial Results,” additional Engle Progeny cases involving RJR Tobacco are being tried and set for trial on an ongoing basis. Juries in Engle Progeny cases have awarded substantial amounts in compensatory and punitive damage awards, many of which currently are at various stages in the appellate process. RJR Tobacco and Lorillard Tobacco also have paid substantial amounts in compensatory and punitive damage awards in Engle Progeny cases. For a detailed description of these cases, see “— Engle and Engle Progeny cases” below.

In November 1998, the major U.S. cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, entered into the MSA with 46 U.S. states, Washington, D.C. and certain U.S. territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state. These State Settlement Agreements:

•	settled all health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions;

•	released the major U.S. cigarette manufacturers from various additional present and potential future claims;

•	imposed future payment obligations in perpetuity on RJR Tobacco, B&W, Lorillard Tobacco and other major U.S. cigarette manufacturers; and

•	placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products.

Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation. See “— Health-Care Cost Recovery Cases — State Settlement Agreements” below for a detailed discussion of the State Settlement Agreements, including RAI’s operating subsidiaries’ monetary obligations under these agreements. RJR Tobacco records the allocation of settlement charges as products are shipped.

Scheduled Trials. Trial schedules are subject to change, and many cases are dismissed before trial. There are 31 cases, exclusive of Engle Progeny cases, scheduled for trial as of March 31, 2017 through March 31, 2018, for RJR Tobacco, B&W, Lorillard Tobacco or their affiliates and indemnitees: four individual smoking and health cases, 25 Filter Cases, and two other non-smoking and health cases. There are also approximately 98 Engle Progeny cases against RJR Tobacco, B&W and/or Lorillard Tobacco set for trial through March 31, 2018. It is not known how many of these cases will actually be tried.

Trial Results. From January 1, 2014 through March 31, 2017, 131 individual smoking and health, Engle Progeny, Filter and health-care cost recovery cases in which RJR Tobacco, B&W and/or Lorillard Tobacco were defendants were tried, including ten trials for cases where mistrials were declared in the original proceedings. Verdicts in favor of RJR Tobacco, B&W and Lorillard Tobacco and, in some cases, other defendants, were returned in 63 cases, tried in Florida (40), California (1) and New Jersey (1). There were also 21 mistrials in Florida. Verdicts in favor of the plaintiffs were returned in 61 cases tried in Florida, and one in California. Four cases in Florida were dismissed during trial. One case in Florida was a retrial only as to the amount of damages. In another case in Florida, the jury entered a partial verdict that did not include compensatory or punitive damages, and post-trial motions are pending.

In the first quarter of 2017, seven Engle Progeny cases in which RJR Tobacco and/or Lorillard Tobacco was a defendant were tried:

•	In Durrance v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco.

•	In John Brown v. Philip Morris USA Inc., the jury returned a verdict in favor of the plaintiff; found the decedent 30% at fault, RJR Tobacco 35% at fault, and the remaining defendant 35% at fault; and awarded $5.4 million in compensatory damages and $200,000 in punitive damages against each defendant.

•	In Nixon v. R. J. Reynolds Tobacco Co., the court declared a mistrial due to the inability to seat a jury.

•	In Fox v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 50% at fault and RJR Tobacco 50% at fault, and awarded $6 million in compensatory damages. Punitive damages were not awarded.

•	In Theis v. R. J. Reynolds Tobacco Co., the court declared a mistrial due to the inability to seat a jury.

•	In Whitmire v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 33% at fault and RJR Tobacco 67% at fault, and awarded $3 million in compensatory damages. The court declared a mistrial in the second phase of the trial relating to the amount of punitive damages after the jury deadlocked.

•	In Santoro v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 36% at fault, RJR Tobacco 26% at fault, and the remaining defendants 38% at fault; and awarded approximately $1.6 million in compensatory damages and $90,000 in punitive damages against RJR Tobacco and $115,000 in punitive damages against the remaining defendants.

In addition, since the end of the first quarter of 2017, three other Engle Progeny cases, in which RJR Tobacco, B&W, and/or Lorillard were a defendant were tried:

•	In Schlefstein v. R. J. Reynolds Tobacco Co., the court declared a mistrial during jury selection.

•	In Lima v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 40% at fault, RJR Tobacco 60% at fault and the remaining defendant 0% at fault, and awarded $3 million in compensatory damages and $12 million in punitive damages against RJR Tobacco.

•	In Shadd v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 95% at fault and RJR Tobacco 5% at fault, and awarded $0 in compensatory damages. Punitive damages were not awarded.

For a detailed description of the above-described cases, see “— Engle and Engle Progeny Cases” below.

In the first quarter of 2017, no non-Engle Progeny individual smoking and health cases, in which RJR Tobacco, B&W and/or Lorillard Tobacco was a defendant, were tried.

In the first quarter of 2017, no Filter cases, in which RJR Tobacco and/or Lorillard Tobacco was a defendant, were tried.

For information on the verdicts in the Engle Progeny cases that have been tried and remain pending as of March 31, 2017, in which verdicts have been returned against RJR Tobacco, Lorillard Tobacco or B&W, or all three, see the Engle Progeny cases charts at “— Engle and Engle Progeny Cases” below. The following chart reflects the verdicts in the non-Engle Progeny smoking and health cases, health-care cost recovery cases or Filter Cases that have been tried and remain pending as of March 31, 2017, in which verdicts have been returned against RJR Tobacco, B&W or Lorillard Tobacco, or all three.

Date of Verdict	Case Name/Type	Jurisdiction	Verdict
August 17, 2006	United States v. Philip Morris USA, Inc. [Governmental Health-Care Cost Recovery]	U.S. District Court, District of Columbia, (Washington, D.C.)	RJR Tobacco, B&W and Lorillard Tobacco were found liable for civil RICO claims; were enjoined from using certain brand descriptors and from making certain misrepresentations; and were ordered to make corrective communications on five subjects, including smoking and health and addiction, to reimburse the U.S. Department of Justice appropriate costs associated with the lawsuit, and to maintain document web sites.
May 26, 2010	Izzarelli v. R. J. Reynolds Tobacco Co. [Individual]	U.S. District Court, District of Connecticut, (Bridgeport, CT)	$13.76 million in compensatory damages; 58% of fault assigned to RJR Tobacco, which reduced the award to $7.98 million against RJR Tobacco; $3.97 million in punitive damages.

Date of Verdict	Case Name/Type	Jurisdiction	Verdict
September 13, 2013	DeLisle v. A. W. Chesterton Co. [Filter]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$8 million in compensatory damages; 44% of fault assigned to Lorillard Tobacco, which reduced the award to $3.52 million against Lorillard Tobacco.
July 30, 2014	Major v. Lorillard Tobacco Co. [Individual]	Superior Court, Los Angeles County, (Los Angeles, CA)	$17.74 million in compensatory damages; 17% of fault assigned to Lorillard Tobacco, which reduced the award to $3.78 million against Lorillard Tobacco.
July 8, 2015	Larkin v. R. J. Reynolds Tobacco Co. [Individual]	Circuit Court, Miami-Dade County, (Miami, FL)	$4.96 million in compensatory damages; 62% of fault assigned to RJR Tobacco; $8.5 million in punitive damages. Comparative fault did not apply to the final judgment.

For information on the post-trial status of individual smoking and health cases, the governmental health-care cost recovery case and the Filter Cases, see “— Individual Smoking and Health Cases,” “— Health-Care Cost Recovery Cases — U.S. Department of Justice Case,” and “— Filter Cases,” respectively, below.

Individual Smoking and Health Cases

As of March 31, 2017, 137 individual cases were pending in the United States against RJR Tobacco, B&W (as RJR Tobacco’s indemnitee), Lorillard Tobacco or all three. This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty, and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs, and punitive damages. The category does not include the Broin II, Engle Progeny, Filter or West Virginia IPIC cases discussed below. One of the individual cases is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to environmental tobacco smoke, referred to as ETS.

Below is a description of the non-Engle Progeny individual smoking and health cases against RJR Tobacco, B&W, and/or Lorillard Tobacco that went to trial or were decided during the period from January 1, 2017 to March 31, 2017, or remained on appeal as of March 31, 2017.

On May 26, 2010, in Izzarelli v. R. J. Reynolds Tobacco Co. (U.S.D.C. D. Conn., filed 1999), the jury awarded the plaintiff $13.76 million in compensatory damages on the negligence and strict liability claims, found RJR Tobacco 58% at fault and the plaintiff 42% at fault, and found that the plaintiff was entitled to punitive damages. The plaintiff sought to recover damages for personal injuries allegedly sustained as a result of unsafe and unreasonably dangerous cigarette products and for economic losses she sustained as a result of supposed unfair trade practices. On December 5, 2010, the district court (1) awarded the plaintiff $3.97 million in punitive damages, (2) entered a judgment of $11.95 million, and (3) granted the plaintiff $15.8 million in offer of judgment interest through that date and, going forward, approximately $4,000 per day until entry of an amended judgment. In March 2011, the district court entered an amended judgment of approximately $28.1 million. RJR Tobacco appealed to the U.S. Court of Appeals for the Second Circuit, referred to as the Second Circuit, and the plaintiff cross appealed. In September 2013, the Second Circuit certified a question of Connecticut law to the Connecticut Supreme Court, which was answered on April 26, 2016. The parties then submitted supplemental briefs to the Second Circuit addressing the impact of the Connecticut Supreme Court’s opinion. On July 7, 2016, the Second Circuit ordered another round of supplemental briefing to be submitted in the Izzarelli appeal after the Connecticut Supreme Court answered questions certified to it by the United States District Court for the District of Connecticut in the Bifolck v. Philip Morris, Inc. case. In a decision released on December 29, 2016, the Connecticut Supreme Court answered the questions in Bifolck. The parties submitted the second round of supplemental briefs addressing the impact of the Bifolck decision to the Second Circuit on February 13, 2017. The parties submitted another round of briefing as directed by the Second Circuit on May 1, 2017.

On July 30, 2014, in Major v. Lorillard Tobacco Co. (Super. Ct. Los Angeles County, Cal., filed 2011), the jury awarded the plaintiff approximately $17.74 million in compensatory damages on the negligence and strict liability claims and found the plaintiff 50% at fault, Lorillard Tobacco 17% at fault, and RJR Tobacco and another manufacturer collectively 33% at fault. Punitive damages were not at issue. RJR Tobacco and the other manufacturer had been dismissed prior to trial. The plaintiffs alleged that as a result of the use of the defendants’ products and exposure to asbestos, the decedent, William Major, suffered from lung cancer, and sought an unspecified amount of damages. In August 2014, the trial court entered an initial final judgment of approximately $3.9 million against Lorillard Tobacco. On July 1, 2015, the trial court entered an amended final judgment in the amount of approximately $3.78 million in compensatory damages, approximately $135,000 in costs, approximately $1.9 million in prejudgment interest, and post-judgment interest from August 25, 2014 in the amount of approximately $1,100 per day. Lorillard Tobacco appealed from the original and amended judgments, which appeals have been consolidated, and posted a supersedeas bond in the amount of approximately $9.1 million. On October 20, 2015, the appellate court granted RJR Tobacco’s motion to substitute itself for Lorillard Tobacco. Briefing is complete. Oral argument has not been scheduled.

On July 8, 2015, in Larkin v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2002) the jury awarded the plaintiff approximately $4.96 million in compensatory damages on the strict liability and intentional tort claims, found RJR Tobacco 62% at fault and the decedent 38% at fault, and awarded $8.5 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from mouth and lung cancer, and sought an unspecified amount of compensatory and punitive damages. In July 2015, the trial court entered judgment in the amount of approximately $13.46 million. On March 22, 2016, the trial court granted RJR Tobacco’s motion for a new trial on claims of defective product and damages only and denied the remaining post-trial motions. The new trial has not been scheduled. In April 2016, RJR Tobacco appealed to the Third District Court of Appeal, referred to as DCA, and the plaintiff cross appealed. Oral argument is scheduled for May 3, 2017.

On February 8, 2016, in Pooshs v. Philip Morris USA, Inc. (U.S.D.C. N.D. Cal., filed 2004) the jury returned a verdict in favor of the defendants, including RJR Tobacco. The plaintiff alleged that as a result of using the defendants’ products, the plaintiff suffers from lung cancer. Final judgment was entered on February 9, 2016. The plaintiff filed a notice of appeal to the U.S. Court of Appeals for the Ninth Circuit on March 9, 2016. The case has been stayed through May 22, 2017, pending a decision in Major, described above.

West Virginia IPIC

In re: Tobacco Litigation Individual Personal Injury Cases (Cir. Ct. Ohio County, W. Va., filed beginning in 1999), is a series of roughly 1,200 individual cases asserting claims against Philip Morris USA Inc., Lorillard Tobacco, RJR Tobacco, B&W and The American Tobacco Company based on alleged personal injuries. The cases were consolidated for a Phase I trial on various defense conduct issues, to be followed in Phase II by individual trials of remaining claims. On May 15, 2013, the Phase I jury found that defendants’ cigarettes were not defectively designed; defendants’ cigarettes were not defective due to a failure to warn before July 1, 1969; defendants were not negligent, did not breach warranties, and did not engage in conduct warranting punitive damages; and defendants’ ventilated filter cigarettes manufactured and sold between 1964 and July 1, 1969 were defective for a failure to instruct. In November 2014, the West Virginia Supreme Court affirmed the verdict. On June 8, 2015, the U.S. Supreme Court denied the plaintiffs’ petition for writ of certiorari. On the same date, the trial court issued an order finding that only 30 plaintiffs are alleged to have smoked ventilated filter cigarettes in the relevant period. On October 9, 2015, the trial court outlined the procedures for resolving the claims of the 30 Phase II plaintiffs, which claims will focus on whether plaintiffs blocked cigarette vents and, if so, whether blocking proximately caused their alleged injuries. Five cases were selected to be the first claims tried, and they were tentatively scheduled to be tried beginning on May 1, 2017. In June 2016, the court granted the defendants’ motion to compel and required the plaintiffs to file additional expert disclosures necessary to attempt to proceed with their claims. The court will set a revised discovery and trial schedule after the expert disclosures are tested for admissibility, and it pushed the tentative trial date to May 2018.

In addition to the foregoing claims, various plaintiffs in 1999 and 2000 asserted claims against retailers and distributors. Those claims were severed and stayed pending the outcome of Phase I. Also, 41 plaintiffs asserted smokeless tobacco claims against various smokeless manufacturers, including 14 claims against certain Reynolds Defendants. Those claims were severed from IPIC in 2001, and the plaintiffs took no action to prosecute the claims. They now seek to activate their smokeless claims. On January 25, 2017, the trial court denied the defendants’ motion to dismiss those claims as abandoned. The plaintiffs are now free to move forward with their claims.

Engle and Engle Progeny Cases

In July 1998, trial began in Engle v. R. J. Reynolds Tobacco Co., a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, Philip Morris USA Inc., and others. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between May 5, 1990, and November 21, 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in Phase I found against RJR Tobacco, B&W, Lorillard Tobacco and the other defendants on common issues relating to the defendants’ conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.

On July 14, 2000, the jury in Phase II awarded the class a total of approximately $145 billion in punitive damages, which were apportioned $36.3 billion to RJR Tobacco, $17.6 billion to B&W, and $16.3 billion to Lorillard Tobacco. The defendants appealed.

On December 21, 2006, the Florida Supreme Court prospectively decertified the class and set aside the jury’s Phase II punitive damages award. But the court preserved certain of the jury’s Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information, and conspired. The court also authorized former class members to file individual lawsuits within one year, and it stated that the preserved findings would have res judicata effect in those actions.

In the year after the Florida Supreme Court’s Engle decision, putative class members filed thousands of individual actions against RJR Tobacco, B&W, Lorillard Tobacco, Philip Morris USA Inc., and the other Engle defendants, which actions commonly are referred to as Engle Progeny cases. As of March 31, 2017, 2,765 Engle Progeny cases were pending in state courts, and 12 Engle Progeny cases were pending in federal court against RJR Tobacco, B&W and/or Lorillard Tobacco. Those cases include claims by or on behalf of approximately 3,570 plaintiffs. As of March 31, 2017, RJR Tobacco also was aware of nine additional Engle Progeny cases that have been filed but not served. The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an “offer of judgment,” referred to in Florida statutes as “proposals for settlement,” from RJR Tobacco, Lorillard Tobacco and/or RJR Tobacco’s affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves RJR Tobacco’s and Lorillard Tobacco’s right to recover attorneys’ fees under Florida law in the event of a verdict favorable to RJR Tobacco or Lorillard Tobacco. Such offers are sometimes made through court-ordered mediations.

At the beginning of the Engle Progeny litigation, a central issue was the proper use of the preserved Engle findings. RJR Tobacco has argued that use of the Engle findings to establish individual elements of progeny claims (such as defect, negligence and concealment) is a violation of federal due process. In 2013, however, both the Florida Supreme Court and the U.S. Court of Appeals for the Eleventh Circuit, referred to as the Eleventh Circuit, rejected that argument. As noted below, the Eleventh Circuit, this time sitting en banc, recently heard argument on this issue again. In addition to this global due process argument, RJR Tobacco and Lorillard Tobacco raise many other factual and legal defenses as appropriate in each case. These defenses may include, among other things, arguing that the plaintiff is not a proper member of the Engle class, that the plaintiff did not rely on any statements by any tobacco company, that the trial was conducted unfairly, that some or all claims are preempted or barred by applicable statutes of limitation, or that any injury was caused by the smoker’s own conduct. In Hess v. Philip Morris USA Inc. and Russo v. Philip Morris USA Inc., decided on April 2, 2015, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. On April 8, 2015, in Graham v. R. J. Reynolds Tobacco Co., the Eleventh Circuit held that federal law impliedly preempts use of the preserved Engle findings to establish claims for strict liability or negligence. On January 21, 2016, the Eleventh Circuit granted the plaintiff’s motion for rehearing en banc and vacated the panel decision. On March 23, 2016, the Eleventh Circuit requested briefing on the issues of whether plaintiff’s claims are preempted and, if not, whether the defendants’ due process rights are violated. Oral argument occurred on June 21, 2016. A decision is pending. On January 6, 2016, in Marotta v. R. J. Reynolds Tobacco Co., the Fourth DCA, disagreed with the Graham panel decision and held that federal law does not impliedly preempt any tort claims against cigarette manufacturers, including those of Engle Progeny plaintiffs. The Florida Supreme Court accepted jurisdiction in Marotta, heard oral argument, and on April 6, 2017, found that federal law does not preempt the Engle Progeny plaintiff’s claims. The deadline for RJR Tobacco to file a petition for writ of certiorari with the U.S. Supreme Court is July 5, 2017.

In June 2009, Florida amended its existing bond cap statute by adding a $200 million bond cap that applied to all Engle Progeny cases in the aggregate. In May 2011, Florida removed the provision that would have allowed the bond cap to expire on December 31, 2012. The bond cap for any given individual Engle Progeny case varies depending on the number of judgments on appeal at a given time, but never exceeds $5 million per case for appeals within the Florida state court system. The legislation, which became effective in June 2009 and 2011, applied to judgments entered after the original 2009 effective date. Bills are pending in the Florida legislature that would repeal the $200 million bond cap applicable to Engle Progeny cases.

During 2015, RJR Tobacco and Lorillard Tobacco, together with Philip Morris USA Inc., settled virtually all of the Engle Progeny cases then pending against them in federal district court. The total amount of the settlement was $100 million divided as follows: RJR Tobacco - $42.5 million; Philip Morris USA Inc. - $42.5 million; and Lorillard Tobacco - $15 million. The settlement covered more than 400 federal progeny cases but did not cover 12 federal progeny cases previously tried to verdict and currently pending on post-trial motions or appeal; and 2 federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs. Between August 3, 2015 and January 4, 2016, RJR Tobacco and Philip Morris USA Inc. removed 39 Engle Progeny cases from state to federal courts in Florida. These cases were not part of the settlement described above and were all remanded back to state court.

One hundred twenty-seven Engle Progeny cases have been tried in Florida state and federal courts since the beginning of 2014 through March 31, 2017, and additional state court trials are scheduled for 2017 and 2018. Since the beginning of 2014 through March 31, 2017, RJR Tobacco or Lorillard Tobacco has paid judgments in 38 Engle Progeny cases. Those payments totaled $340.7 million and included $246 million for compensatory or punitive damages and $94.7 million for attorneys’ fees and statutory interest. In addition, accruals for compensatory damages and attorneys’ fees and statutory interest for Starr-Blundell and Monroe and an accrual for attorneys’ fees and interest for Ward were recorded in RAI’s condensed consolidated balance sheet (unaudited) as of March 31, 2017. The following chart reflects the details of accrued compensatory damages related to Starr-Blundell and Monroe.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]	Punitive Damages	Appeal Status
Starr-Blundell	10%	—	$50,000	$—	First DCA, per curiam, reversed and remanded its May 29, 2015 opinion to the trial court for reconsideration in light of the decision in Soffer; trial court is considering the parties’ submissions regarding next steps in the case
Monroe	58%	—	6,380,000	—	First DCA affirmed the final judgment, per curiam, on March 23, 2017

Totals			$6,430,000	$—

[1]	Compensatory damages are adjusted to reflect the reduction that may be required by the allocation of fault. Punitive damages are not adjusted and reflect the amount of the final judgment(s) signed by the trial court judge(s). The amount listed above does not include attorneys’ fees or statutory interest of approximately $403,000 in Starr-Blundell and Monroe or approximately $1.6 million in attorneys’ fees and statutory interest in Ward.

The following chart lists judgments in all other individual Engle Progeny cases pending as of March 31, 2017, in which a verdict or judgment has been returned against RJR Tobacco, B&W, and/or Lorillard Tobacco and the verdict or judgment has not been set aside on appeal. No liability for any of these cases has been recorded in RAI’s condensed consolidated balance sheet (unaudited) as of March 31, 2017. This chart does not include the mistrials or verdicts returned in favor of RJR Tobacco, B&W, and/or Lorillard Tobacco.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]		Punitive Damages	Appeal Status
Putney	30%	—	$—		$2,500,000	Fourth DCA reinstated the punitive damages awards of $2.5 million each against RJR Tobacco and the remaining defendant; court’s opinion that previously granted remittitur of the compensatory damages awards still stands; remanded to trial court for further proceedings
Andy Allen	24%	—	2,475,000		7,756,000	First DCA affirmed the judgment of the trial court; defendants filed a motion for rehearing on March 13, 2017; decision is pending
Calloway	27%	18%	—		—	Fourth DCA granted rehearing en banc and substituted a new opinion, ordered a new trial based on improper argument; Florida Supreme Court declined to accept jurisdiction on March 16, 2017; a new trial date has not been scheduled
James Smith	55%	—	600,000	[2]	20,000	Pending – Eleventh Circuit
Evers	60%	9%	2,950,000		12,360,000	Second DCA reinstated punitive damage award of $12.36 million the trial court had set aside; the verdict was reinstated on remand; a subsequent appeal is pending in the Second DCA; oral argument occurred on February 7, 2017; decision is pending
Schoeff	75%	—	7,875,000		—	Pending – Florida Supreme Court
Marotta	58%	—	3,480,000		—	Florida Supreme Court found that federal law does not preempt the plaintiff’s claims; deadline for RJR Tobacco to file a petition for certiorari with the U.S. Supreme Court is July 5, 2017
Searcy	30%	—	500,000	[2]	1,670,000	Pending – Eleventh Circuit
Earl Graham	20%	—	550,000		—	Eleventh Circuit held that federal law impliedly preempts claims for strict liability and negligence based on the defect and negligence findings from Engle; plaintiff’s motion for rehearing en banc was granted; oral argument occurred on June 21, 2016; decision is pending
Skolnick	30%	—	—		—	Fourth DCA set aside judgment and ordered a partial new trial; new trial has not been scheduled
Grossman	75%	—	11,514,000		22,500,000	Fourth DCA ordered award of compensatory damages reduced to reflect comparative fault, but otherwise affirmed; RJR Tobacco’s motion for rehearing

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]		Punitive Damages	Appeal Status
						was denied on March 16, 2017; plaintiff and RJR Tobacco filed notices to invoke the discretionary jurisdiction of the Florida Supreme Court; Florida Supreme Court stayed those proceedings pending resolution of Schoeff
Gafney	33%	33%	—		—	Fourth DCA reversed the judgment and remanded for a new trial; Florida Supreme Court declined to accept jurisdiction; new trial has not been scheduled
Burkhart	25%	10%	3,500,000	[2]	1,750,000	Pending – Eleventh Circuit
Bakst (Odom)	75%	—	—		—	Fourth DCA reversed the judgment of the trial court and remanded the case for a new trial on damages only; motion for rehearing was denied on February 27, 2017; the plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme court on March 27, 2017; decision is pending
Robinson	71%	—	—		—	First DCA reversed judgment and remanded case for a new trial; new trial has not been scheduled; plaintiff filed a motion for rehearing on March 29, 2017; a decision is pending
Harris	15%	10%	1,100,000	[2]	—	Post-trial motions are pending(3)
Irimi	15%	15%	—		—	Pending – Fourth DCA
Lourie	3%	7%	137,000		—	Second DCA affirmed the final judgment; defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on September 8, 2016; Florida Supreme Court ordered the defendants to show cause why jurisdiction should not be declined based on the decision in Marotta
Kerrivan	31%	—	6,046,660	[2]	9,600,000	Post-trial motions are pending(3)
Schleider	70%	—	14,700,000		—	Pending – Third DCA
Perrotto	20%	6%	1,063,000		—	Plaintiff’s motion for a new trial granted as to punitive damages; new trial scheduled for June 5, 2017
Ellen Gray	50%	—	3,000,000		—	Post-trial motions are pending(3)
Sowers	50%	—	2,125,000		—	Post-trial motions are pending(3)
Caprio	20%	10%	167,700		—	New trial scheduled for the July 5, 2017 through September 29, 2017 trial docket
Zamboni	30%	—	102,000		—	Final judgment has not been entered
Pollari	43%	—	4,250,000		1,500,000	Pending – Fourth DCA
Gore	23%	—	460,000		—	Pending – Fourth DCA
Ryan	65%	—	13,975,000		25,000,000	Pending – Fourth DCA
Hardin	13%	—	100,880		—	Third DCA remanded the case for a new trial on punitive damages for the non-intentional tort claims; new trial is scheduled to begin August 21, 2017.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]		Punitive Damages	Appeal Status
McCoy	25%	20%	670,000		6,000,000	Pending – Fourth DCA
Block	50%	—	463,000		800,000	Fourth DCA affirmed the final judgment, per curiam
Lewis	25%	—	187,500		—	Pending – Fifth DCA
Cooper	40%	—	1,200,000		—	Pending – Fourth DCA
Duignan	30%	—	2,690,000	[2]	2,500,000	Pending – Second DCA
O’Hara	85%	—	14,700,000		20,000,000	Pending – First DCA
Marchese	22.5%	—	225,000		250,000	Pending – Fourth DCA
Barbose	42.5%	—	5,000,000	[2]	500,000	Pending – Second DCA
Ledoux	47%	—	5,000,000	[2]	12,500,000	Pending – Third DCA
Ewing	2%	—	4,800		—	Post-trial motions denied; final judgment has not been entered
Ahrens	44%	—	5,800,000	[2]	2,500,000	Pending – Second DCA
Turner	80%	—	2,400,000		10,000,000	Pending – Fourth DCA
Enochs	66%	—	13,860,000		6,250,000	Pending – Fourth DCA
Dion	75%	—	12,000,000	[2]	30,000	Pending – Second DCA
Nally	75%	—	6,000,000	[2]	12,000,000	Pending – Second DCA
McCabe	30%	—	1,500,000		6,500,000	Pending – Second DCA
Sermons	5%	—	3,250		17,075	Post-trial motions are pending[3]
Mathis	55%	—	5,000,000	[2]	—	Pending – Third DCA
Oshinsky-Blacker	25%	—	—		—	Pending – Fourth DCA
Sherry Smith	65%	—	3,000,000	[2]	—	Pending – Fifth DCA
Prentice	40%	—	2,560,000		—	Post-trial motions are pending[3]
Konzelman	85%	—	7,476,000		20,000,000	Pending – Fourth DCA
Ledo	49%	—	2,940,000		—	Post-trial motions are pending[3]
Johnston	90%	—	6,750,000		14,000,000	Post-trial motions were denied on March 30, 2017; RJR Tobacco filed a notice of appeal to the Second DCA on April 25, 2017
Howles	50%	—	2,000,000		3,000,000	Pending – Fourth DCA
Ford	15%	—	153,400		—	Post-trial motions are pending[3]
Martin	22%	—	1,190,400		200,000	Pending – Fourth DCA
Pardue	50%	—	3,467,000	[2]	6,750,000	Pending – First DCA
John Brown	35%	—	2,700,000	[2]	200,000	Post-trial motions are pending[3]
Fox	50%	—	3,000,000		—	Post-trial motions are pending[3]
Whitmire	67%	—	3,000,000		—	Post-trial motions are pending[3]
Santoro	26%	—	417,000		90,000	Post-trial motions are pending[3]
Lima	60%	—	1,800,000		12,000,000	Post-trial motions are pending[3]

Totals			$197,828,590		$220,743,075

[1]	Unless otherwise noted, compensatory damages in these cases are adjusted to reflect the jury’s allocation of comparative fault. Punitive damages are not so adjusted. The amounts listed above do not include attorneys’ fees or statutory interest that may apply to the judgments and such fees and interest may be material.
[2]	The court did not apply comparative fault in the final judgment.
[3]	Should the pending post-trial motions be denied, RJR Tobacco will likely file a notice of appeal with the appropriate appellate court.

As reflected in the preceding chart, as of March 31, 2017, verdicts or judgments in favor of Engle Progeny plaintiffs have been entered and remain outstanding against RJR Tobacco or Lorillard Tobacco totaling $197,828,590 in compensatory damages (as adjusted) and $220,743,075 in punitive damages, which is a combined total of $418,571,665. These verdicts or judgments are at various stages in the post-trial or appellate process. RJR Tobacco believes that RJR Tobacco and Lorillard Tobacco have valid defenses in these cases, including case-specific issues beyond the due process issue discussed above, and, as described in more detail above in “— Accounting for Tobacco-Related Litigation Contingencies,” RJR Tobacco and its affiliates vigorously defend smoking and health claims, including Engle Progeny cases.

Should RJR Tobacco or Lorillard Tobacco not prevail in any particular individual Engle Progeny case or determine that in any individual Engle Progeny case an unfavorable outcome has become probable and the amount can be reasonably estimated, a loss would be recognized, which could have a material adverse effect on the results of operations, cash flows and financial position of RAI. This position on loss recognition for Engle Progeny cases as of March 31, 2017, is consistent with RAI’s and RJR Tobacco’s historic position on loss recognition for other smoking and health litigation. It is the policy of RJR Tobacco to record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis.

Below is a description of the Engle Progeny cases against RJR Tobacco, B&W, and/or Lorillard Tobacco that went to trial or were decided during the period from January 1, 2017 to March 31, 2017, or remained on appeal as of March 31, 2017, listed chronologically by the date of the verdict. In each case, the plaintiff: (1) alleged that the smoker was addicted to nicotine in cigarettes and, as a result of that addiction, suffered or died from one or more smoking-related diseases; (2) asserted claims based on theories of negligence, strict liability, and intentional tort; and (3) sought to recover unspecified compensatory damages, as well as attorneys’ fees and costs. The plaintiffs in most, but not all, cases also sought to recover punitive damages.

On April 13, 2010, in Putney v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury in Phase I of the trial returned a verdict for the plaintiff. On April 26, 2010, the jury in Phase II of the trial found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $15.1 million in compensatory damages; found the decedent 35% at fault, RJR Tobacco 30% at fault and the remaining defendants collectively 35% at fault; and awarded $2.5 million in punitive damages against each of RJR Tobacco and one of the remaining defendants. In August 2010, the trial court entered final judgment against RJR Tobacco in the amount of $4.5 million in compensatory damages and $2.5 million in punitive damages. In December 2010, the trial court entered an amended final judgment to provide that interest would run from April 26, 2010. In June 2013, the Fourth DCA held that the trial court erred in denying the defendants’ motion for remittitur of the compensatory damages for loss of consortium and in striking the defendants’ statute of repose affirmative defenses. As a result, the Fourth DCA reversed and remanded for further proceedings. After its April 2, 2015, ruling in Hess v. Philip Morris USA Inc. that Engle Progeny defendants cannot raise a statute of repose defense to claims for concealment or conspiracy, the Florida Supreme Court, on February 1, 2016, accepted jurisdiction in Putney, quashed the Fourth DCA’s decision and reinstated the verdict. On March 15, 2016, the Florida Supreme Court granted the defendants’ motion for clarification in an order stating that remand was for reconsideration only on the issue of the statute of repose. On August 31, 2016, the Fourth DCA entered a new opinion following remand from the Florida Supreme Court. The court reinstated the punitive damages awards of $2.5 million each against RJR Tobacco and the remaining defendant. The court’s opinion that previously granted remittitur of the compensatory damages awards still stands. The matter is remanded to the trial court for further proceedings.

On April 21, 2010, in Grossman v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), the jury, in Phase I of a retrial that followed a mistrial, returned a verdict for the plaintiff. On April 29, 2010, the jury in Phase II of the retrial found for the plaintiff on the strict liability claim and for RJR Tobacco on the negligence, warranty, and intentional tort claims; awarded $1.9 million in compensatory damages; found RJR Tobacco 25% at fault, the decedent 70% at fault, and the decedent’s spouse 5% at fault; and did not reach the issue of entitlement to punitive damages. In June 2010, the trial court entered final judgment against RJR Tobacco in the amount of approximately $484,000 in compensatory damages. In June 2012, the Fourth DCA affirmed the trial court’s judgment, but remanded for a new trial on all Phase II issues. On July 31, 2013, the jury in the second retrial found for the plaintiff on the intentional tort claims, awarded $15.35 million in compensatory damages, found the decedent 25% at fault and RJR Tobacco 75% at fault, and awarded $22.5 million in punitive damages. The trial court entered final judgment in August 2013 and did not include a reduction for comparative fault. RJR Tobacco appealed, and the plaintiff cross appealed. On January 4, 2017, the Fourth DCA ordered the award of compensatory damages be reduced to reflect the comparative fault allocation assigned by the jury, but otherwise affirmed the final judgment. RJR Tobacco’s motion for rehearing was denied on March 16, 2017. The plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on April 13, 2017. RJR Tobacco filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on April 14, 2017. In orders dated April 19, 2017, and April 21, 2017, the Florida Supreme Court stayed those matters pending the resolution of Schoeff, described below.

On May 20, 2010, in Buonomo v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $5.2 million in compensatory damages; found RJR Tobacco 77.5% at fault and the decedent 22.5% at fault; and awarded $25 million in punitive damages. In accordance with a Florida statute, the trial court later reduced the punitive damage award to $15.7 million – three times the compensatory damages award of $5.2 million and entered final judgment in the amount of $4.06 million in compensatory damages and $15.7 million in punitive damages. In September 2013, the Fourth DCA affirmed the judgment and damages award to the plaintiff on strict liability and negligence, held that the trial court was not bound to hold punitive damages at three times compensatory damages, and reversed the judgment entered for the plaintiff on the claims for fraudulent concealment and conspiracy to commit fraud by concealment due to the erroneous striking of RJR Tobacco’s statute of repose defense. As a result, the punitive damages award was set aside and remanded for a new trial. In October 2014, the trial court found that the original $25 million punitive damages award was not excessive and would be reinstated if the plaintiff prevails on the repose issue and, in April 2015, entered an amended judgment against RJR Tobacco in the amount of approximately $29.1 million from which RJR Tobacco appealed. After its April 2, 2015, ruling in Hess v. Philip Morris USA Inc. that Engle Progeny defendants cannot raise a statute of repose defense to claims for concealment or conspiracy, the Florida Supreme Court, on January 26, 2016, accepted jurisdiction in Buonomo, quashed the Fourth DCA’s decision, and reinstated the jury verdict. RJR Tobacco’s motion for clarification was denied on March 21, 2016. In the appeal of the amended final judgment, on September 22, 2016, the Fourth DCA affirmed the amended final judgment, per curiam. RJR Tobacco’s motion for rehearing was denied in October 2016. After further evaluation of the case, RJR Tobacco paid approximately $42.8 million in satisfaction of the judgment on March 28, 2017.

On April 26, 2011, in Andy Allen v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found RJR Tobacco 45% at fault, the decedent 40% at fault, and the remaining defendant 15% at fault; and awarded $17 million in punitive damages against each defendant. The trial court entered final judgment against RJR Tobacco in the amount of $19.7 million in May 2011 and, in October 2011, entered a remittitur of the punitive damages to $8.1 million. In May 2013, the First DCA reversed and remanded the case for a new trial. On November 24, 2014, the jury in the retrial found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3.1 million in compensatory damages; found the decedent 70% at fault, RJR Tobacco 24% at fault, and the remaining defendant to be 6% at fault; and found that the plaintiff was entitled to punitive damages. On November 26, 2014, the jury awarded approximately $7.75 million in punitive damages against each defendant. In August 2015, the trial court entered final judgment against RJR Tobacco and the remaining defendant, jointly and severally, in the amount of approximately $3.1 million in compensatory damages and $7.75 million in punitive damages from each defendant. In September 2015, the defendants filed a notice of appeal to the First DCA. On February 24, 2017, the First DCA affirmed the judgment of the trial court. The defendants filed a motion for rehearing en banc or certification to the Florida Supreme Court on March 13, 2017. A decision is pending.

On May 17, 2012, in Calloway v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $20.5 million in compensatory damages; found the decedent 20.5% at fault, RJR Tobacco 27% at fault, Lorillard Tobacco 18% at fault, and the remaining defendants collectively 34.5% at fault; and found that the plaintiff was entitled to punitive damages. On May 31, 2012, the jury awarded punitive damages in the amount of $17.25 million against RJR Tobacco, $12.6 million against Lorillard Tobacco, and $25 million collectively against the remaining defendants. The trial court later determined that the jury’s apportionment of comparative fault did not apply to the compensatory damages award and, in August 2012, entered final judgment. On January 6, 2016, the Fourth DCA reversed the fraudulent concealment and conspiracy claims, reversed the punitive damages award, and remanded the case for a new trial on those issues. On September 23, 2016, the Fourth DCA, sitting en banc, reversed the judgment in its entirety and remanded the case for a new trial. On March 16, 2017, the Florida Supreme Court declined to accept jurisdiction of the case. The new trial has not been scheduled. The deadline for the plaintiff to file a petition for writ of certiorari with the U.S. Supreme Court is June 14, 2017.

On October 17, 2012, in James Smith v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $600,000 in compensatory damages; found the decedent 45% at fault and RJR Tobacco 55% at fault; and found that the plaintiff was entitled to punitive damages. On October 18, 2012, the jury awarded $20,000 in punitive damages. The trial court entered final judgment against RJR Tobacco in the amount of $620,000. RJR Tobacco appealed to the Eleventh Circuit and posted a supersedeas bond in the amount of approximately $620,000. Oral argument occurred on October 17, 2014. A decision is pending.

On February 11, 2013, in Evers v. R. J. Reynolds Tobacco Co. (Cir. Ct. Hillsborough County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3.23 million in compensatory damages; found the decedent 31% at fault, RJR Tobacco 60% at fault and Lorillard Tobacco 9% at fault; and found that the plaintiff was entitled to punitive damages from RJR Tobacco but not from Lorillard Tobacco. On February 12, 2013, the jury awarded $12.36 million in punitive damages against RJR Tobacco. In March 2013, the trial court granted the defendants’ post-trial motions for directed verdict on fraudulent concealment, conspiracy and punitive damages and set aside the $12.36 million punitive damages award. The trial court entered final judgment in the amount of $1.77 million against RJR Tobacco and approximately $266,000 against Lorillard Tobacco. On November 6, 2015, the Second DCA concluded that the trial court erred in granting the defendants’ motion for directed verdict on claims for fraud by concealment and conspiracy to commit fraud by concealment, and reversed and reinstated the jury’s verdict on those two claims. As a result, the punitive damages award was reinstated. On remand, the jury’s verdict was reinstated. On March 14, 2016, the trial court entered an amended final judgment against RJR Tobacco in the amount of $2.95 million in compensatory damages and $12.36 million in punitive damages. In April 2016, RJR Tobacco appealed to the Second DCA and posted a supersedeas bond in the amount of $5 million. Oral argument occurred on February 7, 2017. A decision is pending.

On February 13, 2013, in Schoeff v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10.5 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On February 14, 2013, the jury awarded $30 million in punitive damages. In April 2013, the trial court entered final judgment against RJR Tobacco in the amount of $7.88 million in compensatory damages and $30 million in punitive damages. On November 4, 2015, the Fourth DCA reversed the punitive damages portion of the final judgment and remanded the case to the trial court, directing the trial court to grant RJR Tobacco’s motion for remittitur and, if RJR Tobacco does not agree with the remitted amount, to hold a new trial on punitive damages. On May 26, 2016, the Florida Supreme Court accepted jurisdiction of the case. Oral argument occurred on March 8, 2017. A decision is pending.

On March 20, 2013, in Marotta v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), the jury, in a retrial following a mistrial, found for the plaintiff on the strict liability claim and for RJR Tobacco on the negligence and intentional tort claims, awarded $6 million in compensatory damages, found the decedent 42% at fault and RJR Tobacco 58% at fault, and did not reach the issue of entitlement to punitive damages. The trial court later entered final judgment against RJR Tobacco in the amount of $3.48 million. On January 6, 2016, the Fourth DCA affirmed, disagreeing with the Eleventh Circuit panel decision in Graham, discussed below, regarding whether federal law preempts the plaintiff’s claims. The Fourth DCA also certified a question presenting the preemption issue to the Florida Supreme Court. On March 8, 2016, the Florida Supreme Court accepted jurisdiction of the case. On April 6, 2017, the Florida Supreme Court rephrased the certified question and then found that federal law does not preempt the plaintiff’s claims. The deadline for RJR Tobacco to file a petition for certiorari with the U.S. Supreme Court is July 5, 2017.

On April 1, 2013, in Searcy v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found the decedent 40% at fault, RJR Tobacco 30% at fault and the remaining defendant 30% at fault; and awarded $10 million in punitive damages against each defendant. The trial court later entered final judgment against RJR Tobacco in the amount of $6 million in compensatory damages and $10 million in punitive damages. In September 2013, the trial court granted the defendants’ motion for a new trial, or in the alternative, reduction or remittitur of the damages awarded to the extent it sought remittitur of the damages. The compensatory damage award was remitted to $1 million, and the punitive damage award was remitted to $1.67 million against each defendant. The plaintiff filed a notice of acceptance of remittitur in November 2013, and the trial court issued an amended final judgment. The defendants appealed to the Eleventh Circuit, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.2 million. Oral argument occurred on October 17, 2014. A decision is pending.

On May 2, 2013, in David Cohen v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $2.06 million in compensatory damages; found the decedent 40% at fault, RJR Tobacco 30% at fault, Lorillard Tobacco 20% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. In May 2013, the trial court entered final judgment against RJR Tobacco in the amount of $617,000 and against Lorillard Tobacco in the amount of approximately $411,000. In July 2013, the court granted the defendants’ motion for a new trial due to the plaintiff’s improper arguments during closing. The new trial date has not been scheduled. The plaintiff filed a notice of appeal to the Fourth DCA, and the defendants filed a notice of cross appeal. On September 7, 2016, the Fourth DCA affirmed the trial court’s order granting RJR Tobacco’s motion for a new trial. The Florida Supreme Court declined to accept jurisdiction of the case on March 16, 2017. The deadline for the plaintiff to file a petition for writ of certiorari with the U.S. Supreme Court is June 14, 2017.

On May 23, 2013, in Earl Graham v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $2.75 million in compensatory damages; found the decedent 70% at fault, RJR Tobacco 20% at fault, and the remaining defendant 10% at fault, and did not reach the issue of entitlement to punitive damages. In May 2013, the trial court entered final judgment against RJR Tobacco in the amount of $550,000. On April 8, 2015, the Eleventh Circuit reversed and ordered entry of judgment for RJR Tobacco. The Eleventh Circuit held that federal law impliedly preempts claims for strict liability and negligence based on the defect and negligence findings from Engle. On January 21, 2016, the plaintiff’s motion for rehearing en banc was granted, and the panel’s decision was vacated. On March 23, 2016, the Eleventh Circuit requested briefing on the issues of whether plaintiff’s claims are preempted and, if not, whether the defendants’ due process rights are violated. Oral argument occurred on June 21, 2016. A decision is pending.

On June 4, 2013, in Starr-Blundell v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $500,000 in compensatory damages; found the decedent 80% at fault, RJR Tobacco 10% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. In November 2013, the trial court entered final judgment in the amount of $50,000 against each defendant. On May 29, 2015, the First DCA affirmed the final judgment of the trial court, per curiam. On June 29, 2015, the plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. On May 24, 2016, the Florida Supreme Court accepted jurisdiction of the case, quashed the decision of the First DCA, and remanded the case for reconsideration in light of Soffer. On September 6, 2016, the First DCA, per curiam, reversed and remanded its May 29, 2015 opinion to the trial court for reconsideration in light of the decision in Soffer. The trial court is considering the parties’ submissions regarding next steps in the case.

On June 14, 2013, in Skolnick v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $2.56 million in compensatory damages; found the decedent 40% at fault, RJR Tobacco 30% at fault and the remaining defendant 30% at fault; and did not reach the issue of entitlement to punitive damages. In July 2013, the trial court entered final judgment against RJR Tobacco in the amount of $766,500. On July 15, 2015, the Fourth DCA set aside the judgment and ordered a partial new trial finding that the strict liability and negligence claims, on which the plaintiff had prevailed, were barred by a prior settlement entered into by the plaintiff in a separate action. The Fourth DCA also held that the plaintiff’s concealment and conspiracy claims, on which the defendants had prevailed, must be re-tried due to an erroneous jury instruction on the statute of repose. The new trial has not been scheduled.

On September 20, 2013, in Gafney v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $5.8 million in compensatory damages; found the decedent 34% at fault, RJR Tobacco 33% at fault and Lorillard Tobacco 33% at fault; and did not reach the issue of entitlement to punitive damages. In September 2013, the trial court entered final judgment against RJR Tobacco in the amount of $1.9 million and against Lorillard Tobacco in the amount of $1.9 million. On March 23, 2016, the Fourth DCA reversed the judgment of the trial court and remanded for a new trial due to improper comments made to the jury during plaintiff’s counsel’s closing arguments. In August 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The new trial has not been scheduled.

On May 15, 2014, in Burkhart v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $5 million in compensatory damages; found the plaintiff 50% at fault, RJR Tobacco 25% at fault, Lorillard Tobacco 10% at fault and the remaining defendant 15% at fault; and found that the plaintiff was entitled to punitive damages. On May 16, 2014, the jury awarded punitive damages of $1.25 million against RJR

Tobacco, $500,000 against Lorillard Tobacco, and $750,000 against the remaining defendant. In June 2014, the trial court entered final judgment without a reduction for comparative fault. The defendants appealed to the Eleventh Circuit, RJR Tobacco posted a supersedeas bond in the amount of approximately $3.8 million, and Lorillard Tobacco posted a supersedeas bond in the amount of approximately $1.5 million. Oral argument occurred on September 29, 2015. A decision is pending.

On June 23, 2014, in Bakst v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a case now known as Odom v. R. J. Reynolds Tobacco Co., a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $6 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On June 23, 2014, the jury awarded $14 million in punitive damages. The trial court later entered final judgment against RJR Tobacco in the amount of $4.5 million in compensatory damages and $14 million in punitive damages. RJR Tobacco appealed to the Fourth DCA. On November 30, 2016, the Fourth DCA reversed the trial court’s judgment and remanded the case with directions that the trial court grant the motion for remittitur or order a new trial on damages only. RJR Tobacco filed a motion for rehearing on January 9, 2017, requesting that the Fourth DCA grant rehearing or withdraw the section of its opinion addressing the propriety of the plaintiff’s closing argument or grant rehearing en banc on the improper argument issue. On February 27, 2017, the Fourth DCA denied RJR Tobacco’s motion for rehearing. The plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on March 27, 2017. A decision is pending.

On July 17, 2014, in Robinson v. R. J. Reynolds Tobacco Co. (Cir. Ct. Escambia County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $16.9 million in compensatory damages; found the decedent 29.5% at fault and RJR Tobacco 70.5% at fault; and found that the plaintiff was entitled to punitive damages. On July 18, 2014, the jury awarded $23.6 billion in punitive damages. In July 2014, the trial court entered partial judgment on compensatory damages against RJR Tobacco in the amount of $16.9 million. On January 27, 2015, the trial court remitted the punitive damages award to approximately $16.9 million. In February 2015, RJR Tobacco filed an objection to the remitted award of punitive damages and a demand for a new trial on damages. The trial court granted a new trial on the amount of punitive damages only. The new trial on punitive damages has been stayed pending RJR Tobacco’s appeal to the First DCA of the partial judgment of compensatory damages and of the order granting a new trial on the amount of punitive damages only. On February 24, 2017, the First DCA reversed the judgment of the trial court and remanded the case for a new trial. The new trial has not been scheduled. On March 29, 2017, the plaintiff filed a motion for rehearing in the First DCA. A decision is pending.

On July 31, 2014, in Harris v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $400,000 in compensatory damages for the wrongful death claim and $1.3 million in compensatory damages for the survival claim; allocated fault to the decedent (60% survival/70% wrongful death), RJR Tobacco (15% survival/10% wrongful death), Lorillard Tobacco (10% survival/10% wrongful death), and the remaining defendant (15% survival/10% wrongful death), and found that the plaintiff was not entitled to punitive damages. In December 2014, the trial court entered final judgment. Post-trial motions are pending, but in April 2015, the court stayed all post-trial proceedings pending resolution of the petition for en banc consideration in Graham, described above.

On August 28, 2014, in Irimi v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and certain intentional tort claims and for one or more defendants on certain intentional tort claims; awarded approximately $3.1 million in compensatory damages; found the decedent 70% at fault, RJR Tobacco 14.5% at fault, Lorillard Tobacco 14.5% at fault and the remaining defendant 1% at fault; and did not reach the issue of entitlement to punitive damages. The trial court entered final judgment against each of RJR Tobacco and Lorillard Tobacco in the amount of approximately $453,000 and against the remaining defendant in the amount of approximately $31,000. On January 29, 2015, the court granted the defendants’ motion for a new trial. The plaintiff appealed to the Fourth DCA, and the defendants cross appealed. Briefing is complete. Oral argument is scheduled for June 20, 2017.

On October 10, 2014, in Lourie v. R. J. Reynolds Tobacco Co. (Cir. Ct. Hillsborough County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded approximately $1.37 million in compensatory damages; found the decedent 63% at fault, RJR Tobacco 3% at fault, Lorillard Tobacco 7% at fault and the remaining defendant 27% at fault; and found that the plaintiff was not entitled to punitive damages. The trial court later entered final judgment. The defendants appealed to the Second DCA in November 2014. On August 10, 2016, the Second DCA affirmed the final judgment. The defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on September 8, 2016. On April 25, 2017, the Florida Supreme Court ordered the defendants to show cause why jurisdiction should not be declined based on the decision in Marotta, described above.

On October 20, 2014, in Kerrivan v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $15.8 million in compensatory damages; found the plaintiff 19% at fault, RJR Tobacco 31% at fault and the remaining defendant 50% at fault; and found that the plaintiff was entitled to punitive damages. On October 22, 2014, the jury awarded $9.6 million in punitive damages against RJR Tobacco and $15.7 million against the remaining defendant. In November 2014, the trial court entered final judgment. RJR Tobacco filed its post-trial motions on December 11, 2014. In May 2015, the trial court deferred briefing and directed the parties to notify the court when the mandate has been issued in Graham or Searcy, described above.

On November 18, 2014, in Schleider v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and certain intentional tort claims and for RJR Tobacco on certain intentional tort claims, awarded $21 million in compensatory damages, found the decedent 30% at fault and RJR Tobacco 70% at fault, and found that the plaintiff was not entitled to punitive damages. In June 2015, the trial court entered final judgment against RJR Tobacco in the amount of $14.7 million. RJR Tobacco appealed to the Third DCA and posted a supersedeas bond in the amount of $5 million. Briefing is complete. Oral argument is scheduled for June 19, 2017.

On November 21, 2014, in Perrotto v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $4.1 million in compensatory damages; found the decedent 49% at fault, RJR Tobacco 20% at fault, Lorillard Tobacco 6% at fault and the remaining defendant 25% at fault; and did not reach the issue of entitlement to punitive damages. Final judgment was entered against RJR Tobacco in the amount of approximately $818,000 and against Lorillard Tobacco in the amount of approximately $245,000. In May 2016, the court granted the plaintiff’s motion for a new trial on punitive damages but denied it in all other respects. The new trial is scheduled to begin June 5, 2017.

On December 19, 2014, in Haliburton v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2008), a jury found that the plaintiff’s claims were time-barred, which resulted in a verdict for RJR Tobacco. On April 14, 2015, the trial court entered final judgment in favor of RJR Tobacco. The plaintiff appealed to the Fourth DCA, and RJR Tobacco cross appealed. On February 22, 2017, the Fourth DCA affirmed the judgment of the trial court, per curiam. The plaintiff filed a motion for written opinion or for certification of a question of great public importance and/or certification of direct conflict to the Florida Supreme Court on March 28, 2017. A decision is pending.

On January 29, 2015, in Ellen Gray v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $6 million in compensatory damages, and found the decedent 50% at fault and RJR Tobacco 50% at fault. Although the jury ignored an instruction on the verdict form and found that the plaintiff was entitled to punitive damages, there was no punitive damage award. In February 2015, the trial court entered final judgment against RJR Tobacco in the amount of $3 million. Post-trial motions are pending. On June 10, 2015, the court granted RJR Tobacco’s motion to stay the case pending resolution of the petition for en banc consideration in Graham, described above.

On February 10, 2015, in Hecht v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found that the plaintiff’s claims were time-barred, which resulted in a verdict in favor of RJR Tobacco. Post-trial proceedings have been stayed until resolution of the petition for en banc consideration in Graham, described above. However, the trial court entered final judgment in favor of RJR Tobacco on January 7, 2016. On February 2, 2016, the plaintiff appealed to the Eleventh Circuit. Oral argument occurred on January 26, 2017. A decision is pending.

On February 11, 2015, in Sowers v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $4.25 million in compensatory damages, found the decedent 50% at fault and RJR Tobacco 50% at fault, and did not reach the issue of entitlement to punitive damages. On February 12, 2015, the trial court entered final judgment against RJR Tobacco in the amount of approximately $2.13 million. Post-trial motions are pending. On April 17, 2015, the court stayed post-trial proceedings until resolution of the petition for en banc consideration in Graham, described above.

On February 24, 2015, in Caprio v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury advised the trial court that it could not reach a unanimous verdict, but the trial court directed the jury to complete the verdict form on those individual verdict questions where there was unanimous agreement. In the partially completed verdict, the jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; found the plaintiff 40% at fault, RJR Tobacco 20% at fault, Lorillard Tobacco 10% at fault, and the remaining defendants 30% at fault; and awarded $559,000 in economic damages. The jury did not answer the verdict form questions relating to noneconomic damages and entitlement to punitive damages. In May 2015, the court denied the defendants’ motion for a mistrial and advised that it accepted the questions answered by the jurors as a partial verdict. A new trial will be held on the remaining issues, including comparative fault allocation. The defendants appealed to the Fourth DCA. On January 22, 2017, the defendants dismissed their appeal. The case remains pending in the trial court. The new trial is scheduled for the July 5 – September 29, 2017 trial docket.

On February 26, 2015, in Zamboni v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded the plaintiff $340,000 in compensatory damages; found the decedent 60% at fault, RJR Tobacco 30% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. Post-trial motions are pending. The court stayed the case pending resolution of the petition for en banc consideration in Graham, described above.

On March 23, 2015, in Pollari v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10 million in compensatory damages; found the decedent 15% at fault, RJR Tobacco 42.5% at fault and the remaining defendant 42.5% at fault; and found that the plaintiff was entitled to punitive damages. On March 25, 2015, the jury awarded $1.5 million in punitive damages against each defendant. The trial court later entered final judgment against the defendants in the amount of $10 million in compensatory damages and, against each defendant, $1.5 million in punitive damages. On January 12, 2016, the trial court entered a second amended final judgment against RJR Tobacco that awarded $4.25 million in compensatory damages and $1.5 million in punitive damages. The defendants appealed to the Fourth DCA, RJR Tobacco posted a supersedeas bond in the amount of $2.5 million, and the plaintiff cross appealed. Briefing is complete. Oral argument has not been scheduled.

On March 26, 2015, in Gore v. R. J. Reynolds Tobacco Co. (Cir. Ct. Indian River County, Fla., filed 2008), a jury, in a retrial following a mistrial, found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $2 million in compensatory damages; found the decedent 54% at fault, RJR Tobacco 23% at fault and the remaining defendant 23% at fault; and found that the plaintiff was not entitled to punitive damages. In September 2015, the trial court entered final judgment against RJR Tobacco and the remaining defendant, each in the amount of $460,000. RJR Tobacco posted a supersedeas bond in the amount of $460,000 in September 2015, and in October 2015, the defendants appealed to the Fourth DCA, and the plaintiff cross appealed. Briefing is complete. Oral argument has not been scheduled.

On April 17, 2015, in Ryan v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury, in a retrial following a mistrial, found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $21.5 million in compensatory damages; found the plaintiff 35% at fault and RJR Tobacco 65% at fault; and found that the plaintiff was entitled to punitive damages. On April 21, 2015, the jury awarded $25 million in punitive damages. In May 2015, the trial court entered final judgment against RJR Tobacco in the amount of $21.5 million in compensatory damages and $25 million in punitive damages. On April 29, 2016, the court entered an amended final judgment against RJR Tobacco in the amount of approximately $14 million in compensatory damages and $25 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million on May 27, 2016. The plaintiff filed a notice of cross appeal on June 13, 2016. Briefing is underway.

On June 18, 2015, in Hardin v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $776,000 in compensatory damages, found the decedent 87% at fault and RJR Tobacco 13% at fault, and found that the plaintiff was not entitled to punitive damages.

In June 2015, the trial court entered final judgment against RJR Tobacco in the amount of $100,880. The plaintiff appealed to the Third DCA, and RJR Tobacco cross appealed. On December 21, 2016, the Third DCA remanded the case for a new trial limited to the issue of punitive damages for the plaintiff’s non-intentional tort claims. Otherwise, the final judgment was affirmed. Neither party sought further review. The new trial is scheduled to begin August 21, 2017.

On July 13, 2015, in McCoy v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $1.5 million in compensatory damages; found the decedent 35% at fault, RJR Tobacco 25% at fault, Lorillard Tobacco 20% at fault and the remaining defendant 20% at fault; and found that the plaintiff was entitled to punitive damages. On July 17, 2015, the jury awarded $3 million in punitive damages against each defendant. In August 2015, the trial court entered final judgment against RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and the remaining defendant, jointly and severally, in the amount of $1.5 million in compensatory damages and, against each of them, $3 million in punitive damages. On January 4, 2016, the trial court entered an amended final judgment in the amount of $370,000 in compensatory damages and $3 million in punitive damages against RJR Tobacco, $300,000 in compensatory damages and $3 million in punitive damages against RJR Tobacco as successor-by-merger to Lorillard Tobacco, and $300,000 in compensatory damages and $3 million in punitive damages against the remaining defendant. RJR Tobacco appealed to the Fourth DCA and posted a supersedeas bond in the amount of approximately $3.35 million, and the plaintiff filed a notice of cross appeal. Briefing is complete. Oral argument has not been scheduled.

On July 29, 2015, in Collar v. R. J. Reynolds Tobacco Co. (Cir. Ct. Indian River County, Fla., filed 2008), a jury found that the plaintiff was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. In September 2015, the trial court entered final judgment. The plaintiff appealed to the Fourth DCA, and the defendants cross appealed. Oral argument is scheduled for June 13, 2017.

On August 6, 2015, in Block v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $1.03 million in compensatory damages; found the decedent 50% at fault and RJR Tobacco 50% at fault; and found that the plaintiff was entitled to punitive damages. On August 7, 2015, the jury awarded $800,000 in punitive damages. In September 2015, the trial court entered final judgment against RJR Tobacco in the amount of approximately $926,000 in compensatory damages and $800,000 in punitive damages. On December 9, 2015, the trial court granted RJR Tobacco’s motion to alter or amend the judgment in part in light of the Fourth DCA’s decision in Schoeff v. R. J. Reynolds Tobacco Co., described above, finding that the intentional tort exception in Section 768.81, Florida Statutes, does not apply to the fraud and conspiracy claims brought by Engle Progeny plaintiffs. As a result, an amended final judgment was entered in the amount of approximately $463,000 in compensatory damages and $800,000 in punitive damages. RJR Tobacco appealed to the Fourth DCA and posted a supersedeas bond in the amount of approximately $1.3 million, and the plaintiff filed a notice of cross appeal. Briefing is complete. On February 3, 2017, the Fourth DCA entered an order dispensing with oral argument. On April 27, 2017, the Fourth DCA affirmed the judgment of the trial court, per curiam.

On September 1, 2015, in Lewis v. R. J. Reynolds Tobacco Co. (Cir. Ct. Volusia County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $750,000 in compensatory damages, found the decedent 75% at fault and RJR Tobacco 25% at fault, and found that the plaintiff was not entitled to punitive damages. Final judgment was entered against RJR Tobacco in the amount of $187,500 in March 2016. RJR Tobacco appealed to the Fifth DCA and posted a supersedeas bond in the amount of $187,500. Briefing is complete. On April 13, 2017, the Fifth DCA entered an order dispensing with oral argument. A decision is pending.

On September 8, 2015, in Cooper v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $4.5 million in compensatory damages; found the plaintiff 50% at fault, RJR Tobacco 40% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. Post-trial motions were denied on December 2, 2015. In February 2016, the trial court entered final judgment against RJR Tobacco in the amount of approximately $1.2 million. The defendants appealed to the Fourth DCA, and the plaintiff cross appealed. RJR Tobacco posted a supersedeas bond in the amount of approximately $1.2 million. Briefing is underway.

On September 10, 2015, in Duignan v. R. J. Reynolds Tobacco Co. (Cir. Ct. Pinellas County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found the decedent 33% at fault, RJR Tobacco 30% at fault, and the remaining defendant 37% at fault; and found that the plaintiff was entitled to punitive damages. On September 11, 2015, the jury awarded $2.5 million in punitive damages against RJR Tobacco and $3.5 million in punitive damages against the remaining defendant. The trial court later entered final judgment against RJR Tobacco and the remaining defendant in the amount of $6 million in compensatory damages and $2.5 million in punitive damages against RJR Tobacco and $3.5 million in punitive damages against the remaining defendant. The defendants appealed to the Second DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.3 million. Oral argument occurred on December 5, 2016. A decision is pending.

On September 10, 2015, in O’Hara v. R. J. Reynolds Tobacco Co. (Cir. Ct. Escambia County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $14.7 million in compensatory damages; found the decedent 15% at fault and RJR Tobacco 85% at fault; and found that the plaintiff was entitled to punitive damages. On September 11, 2015, the jury awarded $20 million in punitive damages. In September 2015, the trial court entered final judgment against RJR Tobacco in the amount of $14.7 million in compensatory damages and $20 million in punitive damages. RJR Tobacco appealed to the First DCA and posted a supersedeas bond in the amount of $5 million. Briefing is complete. Oral argument is scheduled for May 10, 2017.

On September 22, 2015, in Suarez v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found that the decedent was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. In November 2015, the trial court entered final judgment. The plaintiff appealed to the Third DCA, and the defendants cross appealed. On October 19, 2016, the Third DCA affirmed the judgment of the trial court, per curiam. On October 27, 2016, the plaintiff filed a motion for a written opinion and certification to the Florida Supreme Court. A decision is pending.

On October 2, 2015, in Marchese v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $1 million in compensatory damages; found the decedent 55% at fault, RJR Tobacco 22.5% at fault, and the remaining defendant 22.5% at fault; and found that the plaintiff was entitled to punitive damages. On October 6, 2015, the jury awarded $250,000 in punitive damages against each defendant. Final judgment was entered on November 5, 2015. On May 17, 2016, an amended final judgment was entered in the amount of $450,000 in compensatory damages against RJR Tobacco and the remaining defendant, jointly and severally, and $250,000 in punitive damages against each defendant. RJR Tobacco appealed to the Fourth DCA and posted a supersedeas bond in the amount of $475,000. Briefing is complete. Oral argument has not been scheduled.

On November 17, 2015, in Barbose v. R. J. Reynolds Tobacco Co. (Cir. Ct. Pasco County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10 million in compensatory damages, found the decedent 15% at fault, RJR Tobacco 42.5% at fault and the remaining defendant 42.5% at fault; and found that the plaintiff was entitled to punitive damages. On November 18, 2015, the jury awarded $500,000 in punitive damages against each of RJR Tobacco and the other defendant. The defendants appealed to the Second DCA, and RJR Tobacco posted a supersedeas bond in the amount of $2.5 million. Briefing is underway.

On November 20, 2015, in Fanali v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2008), a jury found that cigarette smoking was not a legal cause of the decedent’s coronary artery disease and death, which resulted in a verdict for RJR Tobacco. On December 17, 2015, the trial court entered final judgment in favor of RJR Tobacco. The plaintiff appealed to the Fourth DCA, and RJR Tobacco cross appealed. Briefing is complete. Oral argument has not been scheduled.

On November 24, 2015, in Green v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found that the plaintiff does not have chronic obstructive pulmonary disease, which resulted in a verdict for RJR Tobacco. Post-trial motions were denied on March 23, 2016. On April 4, 2016, final judgment was entered in favor of RJR Tobacco. The plaintiff appealed to the Third DCA, and RJR Tobacco cross appealed. Oral argument occurred on April 12, 2017. A decision is pending.

On December 9, 2015, in Monroe v. R. J. Reynolds Tobacco Co. (Cir. Ct. Gadsden County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $11 million in compensatory damages, found the plaintiff 42% at fault and RJR Tobacco 58% at fault, and did not reach the issue of entitlement to punitive damages. On December 31, 2015, the trial court entered final judgment against RJR Tobacco in the amount of

$6.38 million in compensatory damages. RJR Tobacco appealed to the First DCA and posted a supersedeas bond in the amount of $5 million. On March 23, 2017, the First DCA affirmed the judgment of the trial court, per curiam.

On December 18, 2015, in Ledoux v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10 million in compensatory damages; found the decedent 6% at fault, RJR Tobacco 47% at fault and the remaining defendant 47% at fault; and found that the plaintiff was entitled to punitive damages. On December 22, 2015, the jury awarded $12.5 million in punitive damages against each defendant. The trial court later entered final judgment against the defendants, jointly and severally, in the amount of $10 million in compensatory damages and, against each defendant, $12.5 million in punitive damages. The defendants appealed to the Third DCA, and RJR Tobacco posted a supersedeas bond in the amount of $5 million. On May 27, 2016, RJR Tobacco filed a rider amending the supersedeas bond reducing the amount from $5 million to $2.5 million. Oral argument occurred on April 11, 2017. A decision is pending.

On January 26, 2016, in Ewing v. R. J. Reynolds Tobacco Co. (Cir. Ct. Escambia County, Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $240,000 in compensatory damages; found the decedent 98% at fault, RJR Tobacco 2% at fault and the remaining defendant 0% at fault, and did not reach the issue of entitlement to punitive damages. Post-trial motions were denied on February 25, 2016. Final judgment has not been entered.

On February 12, 2016, in Ahrens v. R. J. Reynolds Tobacco Co. (Cir. Ct. Pinellas County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $9 million in compensatory damages; found the decedent 32% at fault, RJR Tobacco 44% at fault, and the remaining defendant 24% at fault; and found that the plaintiff was entitled to punitive damages. On February 13, 2016, the jury awarded $2.5 million in punitive damages against each defendant. In February 2016, the trial court entered final judgment. On April 13, 2016, RJR Tobacco appealed to the Second DCA and posted a supersedeas bond in the amount of $2.5 million. Oral argument occurred on April 5, 2017. A decision is pending.

On March 8, 2016, in Gamble v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2008), a jury found for the plaintiff on class membership, but found for RJR Tobacco on addiction causation, which resulted in a verdict for RJR Tobacco. Final judgment was entered in favor of RJR Tobacco on June 9, 2016. The plaintiff appealed to the First DCA on July 8, 2016. Briefing is underway.

On April 7, 2016, in Davis v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found for the plaintiff on class membership, but found for RJR Tobacco on addiction causation, which resulted in a verdict for RJR Tobacco. On August 17, 2016, the court granted the plaintiff’s motion for a new trial. RJR Tobacco filed a notice of appeal to the Third DCA on August 25, 2016. Briefing is underway.

On April 21, 2016, in Turner v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3 million in compensatory damages; found the decedent 20% at fault and RJR Tobacco 80% at fault; and found that the plaintiff was entitled to punitive damages. On April 22, 2016, the jury awarded $10 million in punitive damages. The court entered judgment against RJR Tobacco in the amount of $2.4 million in compensatory damages and $10 million in punitive damages. In July 2016, RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million. The plaintiff filed a notice of cross appeal in August 2016. Briefing is complete. Oral argument has not been scheduled.

On April 26, 2016, in Enochs v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $21 million in compensatory damages; found the decedent 22% at fault, RJR Tobacco 66% at fault and the remaining defendant 12% at fault; and found that the plaintiff was entitled to punitive damages. On April 27, 2016, the jury awarded $6.25 million in punitive damages against each defendant. Final judgment was entered against RJR Tobacco in the amount of approximately $13.9 million in compensatory damages and $6.25 million in punitive damages on May 9, 2016. The defendants appealed to the Fourth DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $3.5 million. Briefing is complete. Oral argument has not been scheduled.

On May 11, 2016, in Dion v. R. J. Reynolds Tobacco Co. (Cir. Ct. Sarasota County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $12 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On May 12, 2016, the jury awarded $30,000 in punitive damages. On August 9, 2016, RJR Tobacco filed a notice of appeal to the Second DCA and posted a supersedeas bond in the amount of $5 million. Briefing is underway.

On May 16, 2016, in Nally v. R. J. Reynolds Tobacco Co. (Cir. Ct. Polk County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On May 17, 2016, the jury awarded $12 million in punitive damages. Final judgment was entered against RJR Tobacco in the amount of $6 million in compensatory damages and $12 million in punitive damages on May 25, 2016. In September 2016, RJR Tobacco filed a notice of appeal to the Second DCA and posted a supersedeas bond in the amount of $5 million. Briefing is underway.

On May 19, 2016, in McCabe v. R. J. Reynolds Tobacco Co. (Cir. Ct. Hillsborough County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims, awarded $5 million in compensatory damages, found the decedent 70% at fault and RJR Tobacco 30% at fault, and found that the plaintiff was entitled to punitive damages. On May 20, 2016, the jury awarded $6.5 million in punitive damages. Final judgment was entered against RJR Tobacco in the amount of $1.5 million in compensatory damages and $6.5 million in punitive damages on May 31, 2016. Post-trial motions were denied on January 26, 2017. On February 24, 2017, RJR Tobacco filed a notice of appeal to the Second DCA. RJR Tobacco posted a supersedeas bond in the amount of $5 million on February 27, 2017. Briefing is underway.

On June 21, 2016, in Mooney v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found that the decedent’s addiction to nicotine was not a legal cause of her death, which resulted in a verdict for the defendants, including RJR Tobacco. Final judgment has not been entered.

On July 1, 2016, in Sermons v. Philip Morris USA Inc. (Cir. Ct. Duval County, Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims; awarded $65,000 in compensatory damages; found the decedent 80% at fault, RJR Tobacco 5% at fault, and the remaining defendant 15% at fault; and found that the plaintiff was entitled to punitive damages. On July 6, 2016, the jury awarded $17,075 in punitive damages against RJR Tobacco and $51,225 in punitive damages against the remaining defendant. Post-trial motions are pending.

On August 5, 2016, in Morales v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), the court declared a mistrial because a death in a juror’s family prevented the juror from deliberating. The new trial was scheduled for January 9, 2017, but has since been removed from the trial calendar.

On August 15, 2016, in Mathis v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $5 million in compensatory damages; found the decedent 45% at fault and RJR Tobacco 55% at fault; and found that the plaintiff was not entitled to punitive damages. Final judgment was entered on August 17, 2016. RJR Tobacco filed a notice of appeal to the Third DCA and posted a supersedeas bond in the amount of $5 million on November 18, 2016. Briefing is underway.

On August 18, 2016, in Wilkins v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found that the decedent was not a class member, which resulted in a verdict for RJR Tobacco. Final judgment was entered in favor of RJR Tobacco on November 16, 2016. The plaintiff filed a notice of appeal to the Third DCA on December 16, 2016, and RJR Tobacco filed a notice of cross appeal on December 21, 2016. The parties dismissed their respective appeals in April 2017.

On August 25, 2016, in Coursey v. R. J. Reynolds Tobacco Co. (Cir. Ct. Volusia County, Fla., filed 2007), a jury found that the decedent was not a class member, which resulted in a verdict for RJR Tobacco. Final judgment was entered in RJR Tobacco’s favor on September 27, 2016. On October 27, 2016, the plaintiff filed a notice of appeal to the Fifth DCA. RJR Tobacco filed a notice of cross appeal on November 8, 2016. Briefing is underway.

On September 6, 2016, in Hackimer v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found that the deceased smoker knew or should have known of his chronic obstructive pulmonary disease before May 5, 1990, and, for that reason, the claims were barred by the statute of limitations, which resulted in a verdict for RJR Tobacco. On January 4, 2017, final judgment was entered in favor of RJR Tobacco. The plaintiff filed a notice of appeal to the Fourth DCA on February 1, 2017. RJR Tobacco filed a notice of cross appeal on February 9, 2017. Briefing is underway.

On September 22, 2016, in Oshinsky-Blacker v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6.15 million in compensatory damages; found the decedent 15% at fault, RJR Tobacco 25% at fault, and the remaining defendant 60% at fault; and found that the plaintiff was entitled to punitive damages. On September 23, 2016, the jury awarded $2 million in punitive damages against RJR Tobacco and $1 million in punitive damages against the remaining defendant. On March 6, 2017, the court granted the defendants’ motion for a new trial. The new trial has not been scheduled. The plaintiff filed a notice of appeal to the Fourth DCA on March 24, 2017. The defendants filed a notice of cross appeal on March 31, 2017. Briefing is underway.

On September 23, 2016, in Sherry Smith v. R. J. Reynolds Tobacco Co. (Cir. Ct. Volusia County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3 million in compensatory damages; found the decedent 35% at fault and RJR Tobacco 65% at fault; and found that the plaintiff was not entitled to punitive damages. Final judgment was entered against RJR Tobacco in the amount of $3 million. In January 2017, RJR Tobacco filed a notice of appeal to the Fifth DCA and posted a supersedeas bond in the amount of $3 million. Briefing is underway.

On September 28, 2016, in Prentice v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6.4 million in compensatory damages; found the decedent 60% at fault and RJR Tobacco 40% at fault; and found that the plaintiff was entitled to punitive damages. On September 29, 2016, the jury awarded $0 in punitive damages. Post-trial motions are pending.

On October 24, 2016, in Konzelman v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $8.8 million in compensatory damages; found the decedent 15% at fault and RJR Tobacco 85% at fault; and found that the plaintiff was entitled to punitive damages. On October 26, 2016, the jury awarded $20 million in punitive damages. On December 1, 2016, the trial court entered final judgment against RJR Tobacco in the amount of approximately $7.48 million in compensatory damages and $20 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million on December 22, 2016. The plaintiff filed a notice of cross appeal on January 2, 2017. Briefing is underway.

On November 2, 2016, in Johnston v. R. J. Reynolds Tobacco Co. (Cir. Ct. Sarasota County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $7.5 million in compensatory damages; found the decedent 10% at fault and RJR Tobacco 90% at fault; and found that the plaintiff was entitled to punitive damages. On November 5, 2016, the jury awarded $14 million in punitive damages. Final judgment was entered against RJR Tobacco in the amount of $6.75 million in compensatory damages and $14 million in punitive damages on November 28, 2016. Post-trial motions were denied on March 30, 2017. RJR Tobacco filed a notice of appeal to the Second DCA on April 25, 2017. Briefing is underway.

On November 3, 2016, in Ledo v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims; awarded $6 million in compensatory damages; found the decedent 51% at fault and RJR Tobacco 49% at fault; and found that the plaintiff was entitled to punitive damages. After receiving the verdict, the trial court granted a directed verdict in favor of RJR Tobacco on entitlement to punitive damages. Final judgment was entered against RJR Tobacco in the amount of $2.94 million in compensatory damages on December 22, 2016. Post-trial motions are pending.

On November 10, 2016, in Howles v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability and intentional tort claims; awarded $4 million in compensatory damages; found RJR Tobacco 50% at fault and the remaining defendant 50% at fault; and found that the plaintiff was entitled to punitive damages. On November 14, 2016, the jury awarded $3 million in punitive damages against RJR Tobacco and $3 million against the remaining defendant. Final judgment was entered against RJR Tobacco in the amount of $2 million in compensatory damages and $3 million in punitive damages. On December 30, 2016, the defendants filed a joint notice of appeal to the Fourth DCA. Briefing is underway.

On November 16, 2016, in Ford v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $1.02 million in compensatory damages; found the plaintiff 85% at fault and RJR Tobacco 15% at fault; and found that the plaintiff was not entitled to punitive damages. The trial court entered final judgment against RJR Tobacco in the amount of approximately $153,400 on March 13, 2017. Post-trial motions are pending.

On November 16, 2016, in Stanley Martin v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $5.41 million in compensatory damages; found the decedent 32% at fault, RJR Tobacco 22% at fault and the remaining defendant 46% at fault; and found that the plaintiff was entitled to punitive damages. On November 18, 2016, the jury awarded $200,000 in punitive damages against RJR Tobacco and $450,000 against the remaining defendant. Final judgment was entered against RJR Tobacco in the amount of approximately $1.2 million in compensatory damages and $200,000 in punitive damages and against the remaining defendant in the amount of $2.5 million in compensatory damages and $450,000 in punitive damages. Post-trial motions were denied on January 26, 2017. On February 23, 2017, the defendants filed a joint notice of appeal to the Fourth DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $1.4 million. The plaintiff filed a notice of cross appeal on February 24, 2017. Briefing is underway.

On December 16, 2016, in Dubinsky v. R. J. Reynolds Tobacco Co. (Cir. Ct. Brevard County, Fla., filed 2008), a jury found that the decedent was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. Final judgment was entered in favor of the defendants on April 3, 2017. The deadline for the plaintiff to file a notice of appeal to the Fifth DCA was May 3, 2017.

On December 16, 2016, in Pardue v. R. J. Reynolds Tobacco Co. (Cir. Ct. Alachua County, Fla., filed 2008), a jury, in a retrial following a mistrial, found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $5.9 million in compensatory damages; found the decedent 25% at fault, RJR Tobacco 50% at fault, and the remaining defendant 25% at fault; and found that the plaintiff was entitled to punitive damages. On December 19, 2016, the jury awarded $6.75 million in punitive damages against RJR Tobacco and $6.75 million in punitive damages against the remaining defendant. Final judgment was entered against RJR Tobacco in the amount of approximately $5.9 million in compensatory damages (jointly and severally with the remaining defendant) and, against each defendant, $6.75 million in punitive damages on December 29, 2016. An amended final judgment was entered against RJR Tobacco in the amount of approximately $5.2 million in compensatory damages (jointly and severally with the remaining defendant) and, against each defendant, $6.75 million in punitive damages. Post-trial motions are pending. On March 8, 2017, the defendants filed a notice of appeal to the First DCA, and RJR Tobacco posted a supersedeas bond in the amount of $2.5 million on March 9, 2017. Briefing is underway.

On February 8, 2017, in Durrance v. R. J. Reynolds Tobacco Co. (Cir. Ct. Highlands County, Fla., filed 2011), a jury found that the decedent knew or should have known of her chronic obstructive pulmonary disease before May 5, 1990, which resulted in a verdict for RJR Tobacco. The plaintiff’s post-trial motions were denied on March 31, 2017. Final judgment has not been entered.

On February 15, 2017, in John Brown v. Philip Morris USA Inc. (Cir. Ct. Pinellas County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $5.4 million in compensatory damages; found the decedent 30% at fault, RJR Tobacco 35% at fault and the remaining defendant 35% at fault; and found that the plaintiff was entitled to punitive damages. On February 17, 2017, the jury awarded $200,000 each in punitive damages against RJR Tobacco and the remaining defendant. Post-trial motions are pending.

On February 23, 2017, in Nixon v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), the court declared a mistrial due to the inability to seat a jury. Retrial has not been scheduled.

On February 23, 2017, in Fox v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims; awarded $6 million in compensatory damages; found the decedent 50% at fault and RJR Tobacco 50% at fault; and found that the plaintiff was not entitled to punitive damages. Post-trial motions are pending.

On March 16, 2017, in Theis v. R. J. Reynolds Tobacco Co. (Cir. Ct. Sarasota County, Fla., filed 2007), the court declared a mistrial due to the inability to seat a jury. Retrial is scheduled to begin June 4, 2018.

On March 28, 2017, in Whitmire v. R. J. Reynolds Tobacco Co. (Cir. Ct. Leon County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3 million in compensatory damages; found the decedent 33% at fault and RJR Tobacco 67% at fault; and found that the plaintiff was entitled to punitive damages. On March 29, 2017, the court declared a mistrial in the punitive damages phase because the jury was deadlocked. On April 6, 2017, final judgment was entered against RJR Tobacco in the amount of $3 million in compensatory damages. Post-trial motions are pending.

On March 29, 2017, in Santoro v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $1.6 million in compensatory damages; found the decedent 36% at fault, RJR Tobacco 26% at fault, and the remaining defendants 38% at fault; and found that the plaintiff was entitled to punitive damages. On March 31, 2017, the jury awarded $90,000 in punitive damages against RJR Tobacco and $115,000 against the remaining defendants. Post-trial motions are pending.

On April 18, 2017, in Schlefstein v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), the court declared a mistrial during jury selection. Retrial has not been scheduled.

On April 20, 2017, in Lima v. R. J. Reynolds Tobacco Co. (Cir. Ct. Hillsborough County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3 million in compensatory damages; found the decedent 40% at fault, RJR Tobacco 60% at fault, and the remaining defendant 0% at fault; and found that the plaintiff was entitled to punitive damages with respect to RJR Tobacco and that the plaintiff was not entitled to punitive damages with respect to the other defendant. On April 21, 2017, the jury awarded $12 million in punitive damages against RJR Tobacco. Post-trial motions are pending.

On April 24, 2017, in Shadd v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims; awarded $0 in compensatory damages; found that the decedent was 95% at fault and RJR Tobacco 5% at fault; and found that the plaintiff was not entitled to punitive damages. Post-trial motions are pending.

Broin II Cases

Broin v. Philip Morris, Inc. (Cir. Ct. Miami-Dade County, Fla., filed 1991), was a class action brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997, RJR Tobacco, Lorillard Tobacco, B&W and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of $300 million in three annual $100 million installments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of $49 million for the plaintiffs’ counsel’s fees and expenses. RJR Tobacco’s portion of these payments was approximately $86 million; Lorillard Tobacco’s was approximately $57 million; and B&W’s was approximately $31 million. The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as Broin II lawsuits, the defendant will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as “general causation.” With respect to all other liability issues, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as “specific causation,” individual plaintiffs will bear the burden of proof. On September 7, 1999, the Florida Supreme Court approved the settlement.

As of March 31, 2017, there were 2,352 Broin II lawsuits pending in Florida. There have been no Broin II trials since 2007.

Class-Action Suits

Overview. As of March 31, 2017, 26 class-action cases, excluding the shareholder case described below, were pending in the United States against Reynolds Defendants. These class actions seek recovery for personal injuries allegedly caused by cigarette smoking or, in some cases, for economic damages allegedly incurred by cigarette or e-cigarette purchasers.

In 1996, the Fifth Circuit Court of Appeals in Castano v. American Tobacco Co. overturned the certification of a nation-wide class of persons whose claims related to alleged addiction to tobacco products, finding that the district court failed to properly assess variations in the governing state laws and whether common issues predominated over individual issues. Since the Fifth Circuit’s ruling in Castano, few smoker class-action complaints have been certified or, if certified, have survived on appeal. Eighteen federal courts, including two courts of appeals, and most state courts that have considered the issue have rejected class certification in such cases. Apart from Castano, only two smoker class actions have been certified by a federal court – In re Simon (II) Litigation and Schwab [McLaughlin] v. Philip Morris USA Inc., both of which were filed in the U.S. District Court for the Eastern District of New York and were later decertified.

Class-action suits based on claims that class members are at a greater risk of injury or injured by the use of tobacco or exposure to ETS, or claims that seek primarily economic damages are pending against RJR Tobacco, Lorillard Tobacco, or their affiliates or indemnitees in state or federal courts in California, Florida, Illinois, Louisiana, Missouri, New Mexico, New York, North Carolina and West Virginia. All pending class-action cases are discussed below.

The pending class actions against RJR Tobacco or its affiliates or indemnitees include four cases alleging that the use of the term “lights” constitutes unfair and deceptive trade practices under state law or violates federal RICO. Such suits are pending in state courts in Illinois and Missouri and are discussed below under “— ‘Lights’ Cases.”

E-cigarette class-action cases are pending against RJR Vapor, RAI, and other RAI affiliates in California state and federal courts. In general, the plaintiffs allege that RJR Vapor, Lorillard Tobacco, and other RAI affiliates made false and misleading claims that e-cigarettes are less hazardous than other cigarette products or failed to disclose that e-cigarettes expose users to certain substances. The cases are typically filed pursuant to state consumer protection and related statutes and seek recovery of economic damages and are discussed below under “— E-Cigarette Cases.”

Several class actions relating to claims in advertising and promotional materials for SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes are pending in federal courts. In general, these plaintiffs allege that use of the words “natural,” “additive-free,” or “organic” in NATURAL AMERICAN SPIRIT advertising and promotional materials suggests that those cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. These cases are discussed below under “— No Additive/Natural Claim Cases.”

Additional class actions relating to alleged personal injuries purportedly caused by use of cigarettes or exposure to ETS are pending. These cases are discussed below under “— Other Class Actions.”

Finally, certain third-party payers have filed health-care cost recovery actions in the form of class actions. These cases are discussed separately below under “— Health-Care Cost Recovery Cases.”

“Lights” Cases.

As noted above, four “lights” class-action cases are pending against RJR Tobacco or B&W, two in Illinois state court and two in Missouri state court. The classes in these cases generally seek to recover compensatory and punitive damages, injunctive and other forms of relief, and attorneys’ fees and costs from RJR Tobacco and/or B&W. In general, the plaintiffs allege that RJR Tobacco or B&W made false and misleading claims that “lights” cigarettes were lower in tar and nicotine and/or were less hazardous or less mutagenic than other cigarettes. The cases typically are filed pursuant to state consumer protection and related statutes.

The seminal “lights” class-action case is Price v. Philip Morris, Inc. (Cir. Ct. Madison County, Ill., filed 2000), an action filed against the predecessor of Philip Morris USA Inc., referred to as Philip Morris. In March 2003, the trial court entered judgment against Philip Morris in the amount of $7.1 billion in compensatory damages and $3 billion in punitive damages. In December 2005, the Illinois Supreme Court issued an opinion reversing and remanding with instructions to dismiss the case. On December 5, 2006, the Illinois Supreme Court issued its mandate, and the trial court entered a judgment of dismissal later in December 2006. In multiple filings since December 2008, the Price plaintiffs have argued that the U.S. Supreme Court’s decision in Good v. Altria Group, Inc. rejected the basis upon which the Illinois Supreme Court had reversed the Price trial court’s 2003 judgment and, on that basis, have attempted to reinstate that judgment. In April 2014, the intermediate appellate court reinstated the trial court’s 2003 judgment. In November 2015, the Illinois Supreme Court (1) vacated the lower courts’ judgments, (2) dismissed the case without prejudice to allow the plaintiffs to file a motion to have the Illinois Supreme Court recall its December 5, 2006, mandate that had reversed the trial court’s 2003 judgment, and (3) directed entry of a judgment of dismissal. The plaintiffs then moved in the Illinois Supreme Court to have that court recall its December 5, 2006 mandate. On January 11, 2016, the Illinois Supreme Court denied the plaintiffs’ motion. The plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court on January 22, 2016, which was denied on June 20, 2016.

In Turner v. R. J. Reynolds Tobacco Co. (Cir. Ct. Madison County, Ill., filed 2000), the trial court certified a class of purchasers of RJR Tobacco “lights” cigarettes in November 2001. In November 2003, the Illinois Supreme Court granted RJR Tobacco’s motion for a stay pending the court’s final appeal decision in the Price case described above. The stay subsequently expired, and the court accordingly scheduled a series of status conferences, all of which were continued by agreement of the parties. The status conference scheduled for March 29, 2017 did not occur and has not been rescheduled.

In Howard v. Brown & Williamson Tobacco Corp. (Cir. Ct. Madison County, Ill., filed 2000), the trial court certified a class of purchasers of B&W “lights” cigarettes in December 2001. In June 2003, the trial judge issued an order staying all proceedings pending resolution of the Price case described above. In August 2005, the Illinois Fifth District Court of Appeals affirmed the Circuit Court’s stay order. There is currently no activity in the case.

In Collora v. R. J. Reynolds Tobacco Co. (Cir. Ct. City of St. Louis, Mo., filed 2000), the trial court certified a class of purchasers of RJR Tobacco “lights” cigarettes in December 2003. A status conference is scheduled for June 5, 2017.

In Black v. Brown & Williamson Tobacco Corp. (Cir. Ct. City of St. Louis, Mo., filed 2000), a putative class action filed on behalf of a class of purchasers of B&W “lights” cigarettes, a status conference is scheduled for June 5, 2017.

In the event RJR Tobacco and its affiliates or indemnitees lose one or more of the pending “lights” class-action suits, RJR Tobacco, depending upon the amount of any damages ordered, could face difficulties in its ability to pay the judgment or obtain any bond required to stay execution of the judgment which could have a material adverse effect on RJR Tobacco’s, and consequently RAI’s, results of operations, cash flows or financial position.

E-Cigarette Cases.

In In re Fontem US, Inc. Consumer Class Action Litig. (U.S.D.C. C.D. Cal., filed 2015), the plaintiffs brought a class action against RAI, Lorillard, another RAI affiliate, and two other defendants on behalf of putative classes of California, New York, and Illinois purchasers of blu brand e-cigarettes. This action results from the consolidation of two actions – Diek v. Lorillard Tobacco Co. and Whitney v. ITG Brands, LLC. The plaintiffs allege that certain advertising, marketing and packaging materials for blu brand e-cigarettes made deceptive claims, omitted material information, or failed to contain required disclosures. On behalf of one or more of the classes, the plaintiffs seek injunctive relief, equitable relief, and compensatory and punitive damages under California Civil Code §1,750 et seq., California Business & Professions Code §17,200 et seq., California Business and Professions Code §17,500 et seq., New York General Business Law § 349, and Illinois Consumer Fraud And Deceptive Business Practices Act § 505/1 et seq. Pursuant to the terms of the asset purchase agreement relating to the Divestiture, RAI tendered the defense of the now-consolidated Diek and Whitney actions to, and sought indemnification for those actions from, ITG. Pursuant to the terms, limitations and conditions of the asset purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify RAI and its affiliates against losses arising from the operation of the blu brand e-cigarette business. On May 20, 2016, the trial court stayed the matter pending the Ninth Circuit Court of Appeals’ rulings in Briseno v. ConAgra Foods, Inc. (decided January 3, 2017), Jones v. ConAgra Foods, Inc. (pending), and Brazil v. Dole Packaged Foods, LLC (decided September 30, 2016). The stay did not apply to finalizing the pleadings and related briefing. On May 23, 2016, the plaintiffs filed a second amended consolidated complaint, which the defendants moved to dismiss. On November 1, 2016, the trial court granted the defendants’ motion to dismiss in substantial part, finding that federal law preempted all of the plaintiffs’ claims except those based on alleged violations of California’s Proposition 65 under California’s Business and Professions Code §17,200 et seq. On March 8, 2017, the trial court denied the plaintiffs’ motion to reconsider the November 1, 2016 order and certify that order for interlocutory appeal and ordered the defendants to respond to the second amended complaint. On April 21, 2017, the parties filed a joint stipulation dismissing RAI and related entities from the action.

In Harris v. R. J. Reynolds Vapor Co. (U.S.D.C. N.D. Cal., filed 2015), the plaintiff brought a class action against RJR Vapor on behalf of a putative class of purchasers of VUSE e-cigarettes. The plaintiff alleges that RJR Vapor failed to advise users that they potentially could be exposed to formaldehyde and acetaldehyde. The plaintiff asserts failure to warn claims under California’s Proposition 65, as well as California Business & Professions Code § 17,200 et seq. and California Civil Code § 1,750 et seq. and seeks declaratory relief, restitution, disgorgement, injunctive relief and damages. RJR Vapor moved to dismiss contending, among other things, that plaintiff’s action was governed in its entirety by Proposition 65 and that the plaintiff failed to give the 60-day pre-suit notice required by Proposition 65, requiring that the entire case be dismissed with prejudice. The motion to dismiss was argued on March 2, 2016. On September 30, 2016, the court granted RJR Vapor’s motion to dismiss but provided the plaintiff leave to amend. The plaintiff filed a second amended complaint on October 31, 2016, and RJR Vapor has again moved to dismiss. Oral argument occurred on January 19, 2017. A decision is pending.

No Additive/Natural/Organic Claim Cases.

Following the FDA’s August 27, 2015, warning letter to SFNTC relating to the use of the words “natural” and “additive-free” in the labeling, advertising and promotional materials for NATURAL AMERICAN SPIRIT brand cigarettes, plaintiffs purporting to bring claims on behalf of themselves and others have filed putative nationwide and/or state-specific class actions against SFNTC and, in some instances, RAI. A total of 16 such actions have been filed in nine U.S. district courts. Each of these cases is discussed below. In various combinations, plaintiffs in these cases generally allege violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent misrepresentation, and unjust enrichment based on the use of descriptors such as “natural,” “organic” and “100% additive-free” in the marketing, labeling, advertising, and promotion of SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes. The actions seek various categories of recovery, including economic damages, injunctive relief (including medical monitoring and cessation programs), interest, restitution, disgorgement, treble and punitive damages, and attorneys’ fees and costs.

On January 6, 2016, the plaintiffs in one action filed a motion before the U.S. Judicial Panel on Multidistrict Litigation (“JPML”) to consolidate these actions before one district court for pretrial purposes. On April 11, 2016, the JPML ordered that these cases be consolidated for pretrial purposes before Judge James O. Browning in the U.S. District Court for the District of New Mexico, referred to as the transferee court, and the then-pending and later-filed cases now are consolidated for pretrial purposes in that court. The cases that were filed in or transferred for pretrial purposes to the transferee court are as follows:

•	Sproule v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D. Fla., filed 2015), is an action against SFNTC and RAI on behalf of a putative nationwide class of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Brattain v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. N.D. Cal., filed 2015), is an action against SFNTC and RAI on behalf of a putative class of California purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Rothman v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D.N.Y., filed 2015), is an action against SFNTC and RAI on behalf of a putative class of New York purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Dunn v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2015), is an action against SFNTC on behalf of a putative nationwide class (and Minnesota subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Haksal v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2015), is an action against SFNTC and RAI on behalf of a putative nationwide class (and California, Illinois, Minnesota, and New Mexico subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Cuebas v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D.N.Y., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and New York subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Okstad v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class and sixteen putative state-based subclasses (Alabama, California, Colorado, Florida, Georgia, Iowa, Illinois, Maryland, Maine, North Carolina, New Jersey, Ohio, Oregon, Pennsylvania, Texas and Wisconsin subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Ruggiero v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.D.C., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Maryland subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Waldo v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Florida subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Grandison v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. E.D.N.Y., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and California, Florida and New York subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Gudmundson v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. V.I., filed 2016), is an action against SFNTC and RAI on behalf of a putative class of U.S. Virgin Islands purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	LeCompte v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2016), is an action against SFNTC and RAI on behalf of a putative class of California purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	White v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2016), is an action against SFNTC on behalf of a putative nationwide class of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Johnston v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Florida subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Cole v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. N.C., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and North Carolina subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Hebert v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. N.C., filed 2016), is an action against SFNTC, RAI and RJR Tobacco on behalf of a putative class of purchasers in California, Colorado, Florida, Illinois, Massachusetts, Michigan, New Jersey, New Mexico, New York, Ohio and Washington of NATURAL AMERICAN SPIRIT cigarettes, and a nationwide putative class of NATURAL AMERICAN SPIRIT brand menthol cigarette purchasers (and subclass of such purchasers in California, Colorado, Florida, Illinois and New Mexico).

The transferee court entered a scheduling order requiring the plaintiffs to file a consolidated amended complaint. On September 19, 2016, the plaintiffs filed a consolidated amended complaint naming SFNTC, RAI, and RJR Tobacco as defendants. That complaint alleges violations of 12 states’ deceptive and unfair trade practices statutes – California, Colorado, Florida, Illinois, Massachusetts, Michigan, North Carolina, New Jersey, New Mexico, New York, Ohio, and West Virginia – based on the use of descriptors such as “natural,” “organic” and “100% additive-free” in the marketing, labeling, advertising, and promotion of SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes. It also asserts unjust enrichment claims under those 12 states’ laws and asserts breach of express warranty claims on behalf of a national class of NATURAL AMERICAN SPIRIT menthol purchasers. The state deceptive and unfair trade practice statutory and unjust enrichment claims are brought on behalf of state-specific classes in the 12 states listed above and, in some instances, state-specific subclasses. The consolidated amended complaint seeks class certification, payment for class notice, injunctive relief, monetary damages, prejudgment interest, statutory damages, restitution, and attorneys’ fees and costs. On November 18, 2016, the defendants filed a motion to dismiss. Before responding to the motion to dismiss, the plaintiffs filed a second amended class action complaint on January 12, 2017. On February 23, 2017, the defendants moved to dismiss the second amended complaint. A hearing on the motion to dismiss is scheduled for May 12, 2017. The transferee court’s scheduling order, as amended, provides for the plaintiffs to file a motion for class certification by April 3, 2018, and a hearing on the class certification motion on July 13-14, 2018.

On November 7, 2016, a public health advocacy organization filed Breathe DC v. Santa Fe Natural Tobacco Co., Inc. (D.C. Super. Ct.), an action against SFNTC, RAI and RJR Tobacco based on allegations relating to the labeling, advertising and promotional materials for NATURAL AMERICAN SPIRIT brand cigarettes that are similar to the allegations in the actions consolidated for pre-trial purposes in the transferee court described immediately above. The complaint seeks injunctive and other non-monetary relief, but does not seek monetary damages. On December 6, 2016, the defendants removed the action to the U.S. District Court for the District of Columbia and, on December 7, 2016, filed a notice with the JPML to have the action transferred to the transferee court. On December 7, 2016, the plaintiff moved in the U.S. District Court for the District of Columbia to remand the action to the Superior Court for the District of Columbia. On February 14, 2017, the U.S. District Court for the District of Columbia granted the plaintiffs’ motion to remand, and the case was remanded to the Superior Court of the District of Columbia. The parties jointly proposed that the defendants’ motion to dismiss be due on June 9, 2017, and the court has scheduled a status conference for May 19, 2017.

Other Class Actions.

In Young v. American Tobacco Co., Inc. (Cir. Ct. Orleans Parish, La., filed 1997), the plaintiff brought a class action against U.S. cigarette manufacturers, including RJR Tobacco and B&W, and parent companies of U.S. cigarette manufacturers, including RJR, on behalf of a putative class of Louisiana residents who, though not themselves cigarette smokers, allegedly suffered injury as a result of exposure to ETS from cigarettes manufactured by defendants. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. In March 2016, the court entered an order staying the case, including all discovery, pending the completion of the smoking cessation program ordered by the court in Scott v. The American Tobacco Co.

In Parsons v. A C & S, Inc. (Cir. Ct. Ohio County, W. Va., filed 1998), the plaintiff brought a class action against asbestos manufacturers, U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, and parent companies of U.S. cigarette manufacturers, including RJR and Lorillard, on behalf of a putative class of persons who allegedly have personal injury claims arising from their exposure to respirable asbestos fibers and cigarette smoke. The plaintiff seeks to recover $1 million in compensatory and punitive damages individually for her purported injuries and an unspecified amount for the class in compensatory and punitive damages. In December 2000, three defendants, Nitral Liquidators, Inc., Desseaux Corporation of North America and Armstrong World Industries, filed bankruptcy petitions in the U.S. Bankruptcy Court for the District of Delaware, In re Armstrong World Industries, Inc. Pursuant to section 362(a) of the Bankruptcy Code, Parsons is automatically stayed with respect to all defendants who filed for bankruptcy. The case remains pending against the other defendants, including RJR Tobacco and Lorillard Tobacco, but it has long been dormant.

In Jones v. American Tobacco Co., Inc. (Cir. Ct., Jackson County, Mo., filed 1998), the plaintiff filed a class action against the major U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, and parent companies of U.S. cigarette manufacturers, including RJR and Lorillard, on behalf of a putative class of Missouri tobacco product users and purchasers who allegedly became addicted to nicotine. The plaintiffs seek an unspecified amount of compensatory and punitive damages. There is currently no activity in this case.

Filter Cases

Claims have been brought against Lorillard Tobacco and Lorillard by individuals who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. As of March 31, 2017, Lorillard Tobacco and/or Lorillard was a defendant in 78 Filter Cases. Since January 1, 2014, Lorillard Tobacco and RJR Tobacco have paid, or have reached agreement to pay, a total of approximately $40.3 million in settlements to resolve 154 Filter Cases.

Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material.

On September 13, 2013, the jury in a Filter Case, DeLisle v. A. W. Chesterton Co. (Cir. Ct. Broward County, Fla., filed 2012), found for the plaintiffs on the negligence and strict liability claims; awarded the plaintiffs $8 million in compensatory damages; and found Lorillard Tobacco 22% at fault, Hollingsworth & Vose 22% at fault, and the other defendants 56% at fault. Punitive damages were not at issue. On November 6, 2013, the trial court entered final judgment against Lorillard Tobacco in the amount of $3.52 million. Lorillard Tobacco appealed to the Fourth DCA. On September 14, 2016, the Fourth DCA ordered a new trial because the trial court erred in admitting certain expert testimony and concluded that the $8 million compensatory damages award should have been remitted. The plaintiffs filed a motion for rehearing or rehearing en banc, which was denied by the Fourth DCA on November 9, 2016. The plaintiffs filed an application for discretionary review by the Florida Supreme Court on December 6, 2016. The Florida Supreme Court has issued a stay of the proceedings in that court pending its disposition of a pending application for review in another case. The matter has not been stayed in the trial court, and post-appeal motions are pending to vacate the final judgment and discharge the surety bonds. The plaintiffs have filed a motion to stay the trial court proceedings in the Florida Supreme Court and a motion to recall the mandate in the Fourth DCA.

Health-Care Cost Recovery Cases

Health-care cost recovery cases have been brought by a variety of plaintiffs. Other than certain governmental actions, these cases largely have been unsuccessful on remoteness grounds, which means that one who pays an injured person’s medical expenses is legally too remote to maintain an action against the person allegedly responsible for the injury.

As of March 31, 2017, two health-care cost recovery cases were pending in the United States against RJR Tobacco, B&W, Lorillard Tobacco, or all three, as discussed below after the discussion of the State Settlement Agreements. A limited number of claimants have filed suit against RJR Tobacco, one of its affiliates, and other tobacco industry defendants to recover funds for health care, medical and other assistance paid by foreign provincial governments in treating their citizens. For additional information on these cases, see “— International Cases” below.

State Settlement Agreements. In June 1994, the Mississippi Attorney General brought an action, Moore v. American Tobacco Co., against various industry members, including RJR Tobacco, B&W and Lorillard Tobacco. This case was brought on behalf of the state to recover state funds paid for health care and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. Most other states, through their attorneys general or other state agencies, sued RJR Tobacco, B&W, Lorillard Tobacco and other U.S. cigarette manufacturers based on similar theories. The cigarette manufacturer defendants, including RJR Tobacco, B&W and Lorillard Tobacco, settled the first four of these cases scheduled for trial — Mississippi, Florida, Texas and Minnesota — by separate agreements with each such state.

On November 23, 1998, the major U.S. cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, entered into the Master Settlement Agreement with attorneys general representing the remaining 46 states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas. Effective on November 12, 1999, the MSA settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and released various additional present and future claims.

In the settling jurisdictions, the MSA released RJR Tobacco, B&W, Lorillard Tobacco, and their affiliates and indemnitees, including RAI and Lorillard, from:

•	all claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to past conduct arising out of the use, sale, distribution, manufacture, development, advertising, marketing or health effects of, the exposure to, or research, statements or warnings about, tobacco products; and

•	all monetary claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to future conduct arising out of the use of or exposure to, tobacco products that have been manufactured in the ordinary course of business.

Set forth below is the unadjusted tobacco industry settlement payment schedule (in millions) for 2015 and thereafter:

2015 and thereafter
First Four States’ Settlements:[1]
Mississippi Annual Payment	$136
Florida Annual Payment	440
Texas Annual Payment	580
Minnesota Annual Payment	204
Master Settlement Agreement:
Annual Payments[1]	8,004

Total	$9,364

RAI’s operating subsidiaries expenses and payments under the State Settlement Agreements for 2015, 2016 and the projected expenses and payments for 2017 and thereafter (in millions) are set forth below.1, 2

	2015	2016	2017		2018 and thereafter
Settlement expenses	$2,403	$2,727		—		—
Settlement cash payments	$2,166	$3,042		—		—
Projected settlement expenses			$	>3,000	$	>3,000
Projected settlement cash payments			$	>2,700	$	>3,000

[1]	Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods. For further information, see “— State Settlement Agreements—Enforcement and Validity; Adjustments” below.

[2]	The amounts above reflect the impact of the Term Sheet and the NY State Settlement described below under “— State Settlement Agreements—Enforcement and Validity; Adjustments — Partial Settlement of Certain NPM Adjustment Claims.”

The State Settlement Agreements also contain provisions restricting the marketing of tobacco products. Among these provisions are restrictions or prohibitions on the use of cartoon characters, brand-name sponsorships, apparel and other merchandise, outdoor and transit advertising, payments for product placement, free sampling and lobbying. Furthermore, the State Settlement Agreements required the dissolution of three industry-sponsored research and trade organizations.

The State Settlement Agreements have materially adversely affected RJR Tobacco’s shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJR Tobacco in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in U.S. cigarette sales in the premium and value categories, RJR Tobacco’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

U.S. Department of Justice Case.

In United States v. Philip Morris USA Inc. (U.S.D.C. D.D.C., filed 1999), the U.S. Department of Justice brought an action against RJR Tobacco, B&W, Lorillard Tobacco and other tobacco companies seeking (1) recovery of federal funds expended in providing health care to smokers who developed alleged smoking-related diseases pursuant to the Medical Care Recovery Act and Medicare Secondary Payer provisions of the Social Security Act and (2) equitable relief under the civil provisions of RICO, including disgorgement of roughly $280 billion in profits the government contended were earned as a consequence of a purported racketeering “enterprise.” In September 2000, the district court dismissed the government’s Medical Care Recovery Act and Medicare Secondary Payer claims. In February 2005, the U.S. Court of Appeals for the D.C. Circuit, referred to as the D.C. Circuit, ruled that disgorgement was not an available remedy.

On August 17, 2006, after a non-jury bench trial, the district court found certain defendants, including RJR Tobacco, B&W and Lorillard Tobacco, had violated RICO, but did not impose any direct financial penalties. The district court instead enjoined RJR Tobacco, Lorillard Tobacco and the other defendants from committing future racketeering acts, participating in certain trade organizations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as “low tar,” “light,” “ultra light,” “mild” and “natural.” The district court also ordered RJR Tobacco, Lorillard Tobacco and the other defendants to issue “corrective communications” on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining web sites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants’ ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court’s order, and ordered certain defendants to reimburse the U.S. Department of Justice its taxable costs incurred in connection with the case.

Defendants, including RJR Tobacco, B&W, and Lorillard Tobacco, appealed, the government cross appealed, and the defendants moved in the district court for clarification and a stay pending appeal. After the district court denied the defendants’ motion to stay, the D.C. Circuit granted a stay in October 2006.

The district court then granted the motion for clarification in part and denied it in part. With respect to the meaning and applicability of the general injunctive relief of the August 2006 order, the district court denied the motion for clarification. With respect to the request for clarification as to the scope of the provisions in the order prohibiting the use of descriptors and requiring corrective statements at retail point of sale, the district court granted the motion and also ruled that the provisions prohibiting the use of express or implied health messages or descriptors do apply to the actions of the defendants taken outside of the United States.

In May 2009, the D.C. Circuit largely affirmed both the finding of liability against the tobacco defendants and the remedial order, including the denial of additional remedies, but vacated the order and remanded for further proceedings as to the following four discrete issues:

•	the issue of the extent of B&W’s control over tobacco operations was remanded for further fact finding and clarification;

•	the remedial order was vacated to the extent that it binds all defendants’ subsidiaries and was remanded to the district court for determination as to whether inclusion of the subsidiaries and which of the subsidiaries satisfy Rule 65(d) of the Federal Rules of Civil Procedure;

•	the D.C. Circuit held that the provision found in paragraph four of the injunction, concerning the use of any express or implied health message or health descriptor for any cigarette brand, should not be read to govern overseas sales. The issue was remanded to the district court with instructions to reformulate it so as to exempt foreign activities that have no substantial, direct and foreseeable domestic effects; and

•	the remedial order was vacated regarding “point of sale” displays and remanded for the district court to evaluate and make due provisions for the rights of innocent persons, either by abandoning this part of the remedial order or re-crafting a new version reflecting the rights of third parties.

In June 2010, the U.S. Supreme Court denied all parties’ petitions for writ of certiorari.

Post-remand proceedings are underway. On December 22, 2010, the district court dismissed B&W from the litigation. In November 2012, the trial court entered an order setting forth the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them. After extensive mediation led the parties to an implementation agreement, the district court entered an implementation order on June 2, 2014. The defendants filed a consolidated appeal challenging both the content of the court-ordered statements and the requirement that those statements be published in redundant media. On May 22, 2015, the D.C. Circuit reversed the corrective statements order in part, affirmed in part, and remanded to the district court for further proceedings. On October 1, 2015, the district court ordered the parties to propose new corrective-statements preambles. On February 8, 2016, the district court entered an order adopting the government’s proposed corrective-statements preamble. The parties then mediated, per the district court’s order, changes to the implementation order necessitated by the new preamble. On April 19, 2016, the district court accepted the parties’ mediated agreement on implementation and entered a superseding consent order with respect to implementation. The superseding consent order stays implementation of the corrective statements until the exhaustion of appeals from the orders establishing the text of those statements and governing implementation details. On April 7, 2016, the defendants and the post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the order adopting the government’s proposed corrective-statement preambles. On May 6, 2016, the defendants and post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the superseding consent order. On June 7, 2016, the D.C. Circuit granted the unopposed motion of the defendants and the post-judgment parties regarding remedies to consolidate the two appeals. Briefing in the consolidated appeals concluded in late December 2016, and oral argument occurred on February 14, 2017. On April 25, 2017, the D.C. Circuit affirmed in part, reversed in part, and remanded for further proceedings. Additionally, RJR Tobacco appealed the district court’s May 28, 2015, order requiring RJR Tobacco to televise an additional set of corrective statements on behalf of B&W. On November 1, 2016, the D.C. Circuit upheld the order. In light of the corrective-statements implementation requirements, $20 million has been accrued for the estimated costs of the corrective communications and is included in the condensed consolidated balance sheet (unaudited) as of March 31, 2017.

Native American Tribe Case.

As of March 31, 2017, one Native American tribe case was pending before a tribal court against RJR Tobacco, B&W and Lorillard Tobacco, Crow Creek Sioux Tribe v. American Tobacco Co. (Tribal Ct., Crow Creek Sioux, S.D., filed 1997). The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program, and disgorgement of unjust profits from sales to minors. The plaintiffs claim that the defendants are liable under the following theories: unlawful marketing and targeting of minors, contributing to the delinquency of minors, unfair and deceptive acts or practices, unreasonable restraint of trade and unfair method of competition, negligence, negligence per se, conspiracy and restitution of unjust enrichment. The case is dormant.

International Cases.

Each of the ten Canadian provinces has filed a health-care cost recovery action against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates. In these actions, which are described below, each of the Canadian provinces seeks to recover for health care, medical and other assistance paid and to be paid for treating tobacco-related disease. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its affiliate in these actions.

•	British Columbia (British Columbia Sup. Ct., Vancouver Registry, filed 1997) - In 1997, British Columbia enacted a statute creating a civil cause of action against tobacco-related entities for the provincial government to recover the costs of health-care benefits incurred for insured British Columbia residents resulting from tobacco-related disease. An initial action brought pursuant to the statute against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and certain of its affiliates, was dismissed in February 2000 when the British Columbia Supreme Court ruled that the legislation was unconstitutional. British Columbia then enacted a revised statute, pursuant to which an action was filed in January 2001 against many of the same defendants, including RJR Tobacco and one of its affiliates. In that action, the British Columbia government seeks to recover the present value of its total expenditures for health-care benefits provided for insured persons resulting from tobacco-related disease or the risk of tobacco-related disease caused by alleged breaches of duty by the manufacturers, the present value of its estimated total expenditures for health-care benefits that reasonably could be expected to be provided for those insured persons resulting from tobacco-related disease or the risk of tobacco-related disease in the future, court ordered interest, and costs, or in the alternative, special or increased costs. The government alleges that the defendants are liable under the British Columbia statute by reason of their “tobacco related wrongs,” which are alleged to include: selling defective products, failure to warn, sale of cigarettes to children and adolescents, strict liability, deceit and misrepresentation, violation of trade practice and competition acts, concerted action, and joint liability. RJR Tobacco and its affiliate filed statements of defense in January 2007. Pretrial discovery is ongoing.

•	New Brunswick (Ct. of Queen’s Bench of New Brunswick, Jud. Dist. Fredericton, filed 2008) - This claim is brought pursuant to New Brunswick legislation enacted in 2008 that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in March 2010. Pretrial discovery is ongoing.

•	Ontario (Ontario Super. Ct. Justice, Toronto, filed 2009) - This claim is brought pursuant to Ontario legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability, although the government also asserted claims based on the illegal importation of cigarettes, which claims were deleted in an amended statement of claim filed in August 2010. RJR Tobacco and its affiliate filed statements of defense in April 2016.

•	Newfoundland and Labrador (Sup. Ct. Newfoundland and Labrador, St. John’s, filed 2011) - This claim is brought pursuant to Newfoundland and Labrador legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in May 2016.

•	Manitoba (Ct. of Queen’s Bench, Winnipeg Jud. Centre, filed 2012) - This claim is brought pursuant to Manitoba legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in September 2014. Pre-trial discovery is ongoing.

•	Quebec (Super. Ct. Quebec, Dist. Montreal, filed 2012) - This claim is brought pursuant to Quebec legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages being sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed defenses in December 2014. Pretrial discovery is ongoing.

•	Saskatchewan (Ct. of Queen’s Bench, Jud. Centre Saskatoon, filed 2012) - This claim is brought pursuant to Saskatchewan legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in February 2015.

•	Alberta (Ct. of Queen’s Bench, Alberta Jud. Centre of Calgary, filed 2012) - This claim is brought pursuant to Alberta legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in March 2016.

•	Prince Edward Island (Sup. Ct. P.E.I., Charlottetown, filed 2012) - This claim is brought pursuant to Prince Edward Island legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in February 2015.

•	Nova Scotia (Sup. Ct. Nova Scotia, Halifax, filed 2015) - This claim is brought pursuant to Nova Scotia legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in July 2015.

Seven putative class actions, which are described below, have been filed against various Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in Canadian provincial courts. In these cases, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of warranty, breach of warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a “special duty” to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability, and violations of various trade practices and competition statutes. The plaintiffs seek recovery on behalf of proposed classes of persons allegedly suffering from tobacco-related disease as a result of smoking defendants’ cigarettes and seek recovery of compensatory and punitive damages, restitution, recovery of government health-care benefits, interest, and costs. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these seven actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its current or former affiliates in these actions. Plaintiffs’ counsel have been actively pursuing only Bourassa, the action pending in British Columbia, at this time.

•	In Kunka v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Winnipeg Jud. Centre, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who purchased or smoked defendants’ cigarettes and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Dorion v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Alberta Jud. Centre of Calgary – filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who purchased or smoked defendants’ cigarettes and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Semple v. Canadian Tobacco Manufacturers’ Council (Sup. Ct. Nova Scotia, Halifax, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class comprised of persons who purchased or smoked defendants’ cigarettes for the period from January 1, 1954, to the expiry of the opt-out period as set by the court and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care costs allegedly caused by the use of tobacco products.

•	In Adams v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Jud. Centre of Regina, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on July 10, 2009, and suffered, or currently suffer, from chronic obstructive pulmonary disease, emphysema, heart disease or cancer, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants. RJR Tobacco and its affiliate have brought a motion challenging the jurisdiction of the Saskatchewan court.

•	In Bourassa v. Imperial Tobacco Canada Ltd. (Sup. Ct. of British Columbia, Victoria Registry, filed 2010), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on June 12, 2007, and suffered, or currently suffer, from chronic respiratory diseases, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants from January 1, 1954, to the date the claim was filed. RJR Tobacco and its affiliate have filed a challenge to the jurisdiction of the British Columbia court. The plaintiff filed a motion for certification in April 2012, and filed affidavits in support in August 2013. An amended claim was filed in December 2014.

•	In McDermid v. Imperial Tobacco Canada Ltd. (Sup. Ct. of British Columbia, Victoria Registry, filed 2010), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on June 12, 2007, and suffered, or currently suffer, from heart disease, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants from January 1, 1954, to the date the claim was filed. RJR Tobacco and its affiliate have filed a challenge to the jurisdiction of the British Columbia court.

•	In Jacklin v. Canadian Tobacco Manufacturers’ Council (Ontario Super. Ct. of Justice, St. Catherines, filed 2012), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on June 12, 2007, and suffered, or currently suffer, from chronic obstructive pulmonary disease, heart disease, or cancer, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as restitution of profits, and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

State Settlement Agreements—Enforcement and Validity; Adjustments

As of March 31, 2017, there were two cases concerning the enforcement, validity or interpretation of the State Settlement Agreements in which RJR Tobacco, B&W or Lorillard Tobacco is a party. This number includes the motion to enforce, discussed below, relating to disputed payments under the State Settlement Agreements.

In May 2006, the State of Florida filed a motion, in the Circuit Court of the Fifteenth Judicial Circuit, in and for Palm Beach County, Florida, to enforce the Florida settlement agreement, referred to as the Florida Settlement Agreement, for an accounting by B&W and for an Order of Contempt. The State asserted that B&W failed to report in its net operating profit on its shipments, cigarettes manufactured by B&W under contract for Star Tobacco or its parent, Star Scientific, Inc. The State is seeking approximately $12.4 million in additional payments under the Florida Settlement Agreement, as well as $17.0 million in interest payments. This matter is currently in the discovery phase.

On January 18, 2017, the State of Florida filed a motion to enjoin ITG as a defendant and to enforce the Florida Settlement Agreement. The State’s motion seeks payment under the Florida Settlement Agreement with respect to the four brands (WINSTON, SALEM, KOOL and MAVERICK) that were sold to ITG in the Divestiture. Under the asset purchase agreement relating to the Divestiture (and related documents), ITG was to assume responsibility with respect to these brands. Since the closing of the Divestiture and the transfer of these brands to it, ITG has not made settlement payments to the State with respect to these brands. The State’s motion asserts that it “is presently owed more than $45 million and will continue to suffer annual losses of approximately $30 million absent the Court’s enforcement of the Settlement Agreement….” The State’s motion seeks, among other things, an order from the court declaring that RJR Tobacco and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida Settlement Agreement with respect to the brands transferred to ITG in the Divestiture.

Also on January 18, 2017, Philip Morris USA, Inc. filed a motion to enforce the Florida Settlement Agreement. Philip Morris USA, Inc.’s motion asserted that RJR Tobacco and ITG have breached the Florida Settlement Agreement by failing to comply with the obligations under the Florida Settlement Agreement with respect to the transferred brands. Philip Morris USA, Inc.’s motion asserts that RJR Tobacco and ITG have “…deprived the State…of over $40 million in settlement payments and improperly shifted millions of the remaining settlement payment obligations from themselves to Philip Morris USA, Inc., amounts that will increase greatly going forward absent intervention by [the] Court.” Philip Morris USA, Inc.’s motion seeks various forms of relief to modify the settlement payment calculations to address the issues raised in its motion.

On January 27, 2017, RJR Tobacco filed a motion asserting that ITG failed to use its reasonable best efforts to join the Florida Settlement Agreement and breached the asset purchase agreement relating to the Divestiture. Accordingly, RJR Tobacco filed a motion for leave to allow a supplemental pleading for breach by ITG of its obligations regarding joinder into the Florida Settlement Agreement. On March 30, 2017, the Florida court ruled that ITG should be joined into the enforcement action. Discovery related to the various motions is now underway.

On February 17, 2017, ITG filed a complaint in the Court of Chancery of the State of Delaware seeking declaratory relief and a motion for a temporary restraining order against RAI and RJR Tobacco. In its complaint, ITG asked the court to declare various matters related to its rights and obligations under the asset purchase agreement (and related documents). In its motion, ITG asked for an injunction barring RAI and/or RJR Tobacco from alleging in the Florida enforcement litigation that ITG had breached the asset purchase agreement and requiring these companies to litigate issues under the asset purchase agreement in Delaware. A hearing was held on ITG’s complaint and motion on March 1, 2017. After argument, the court entered a temporary restraining order that enjoined RAI and RJR Tobacco from “taking offensive action to assert claims against ITG Brands” in the Florida enforcement action, but the order does not prevent RJR Tobacco from making arguments in response to claims asserted by the State of Florida, Philip Morris USA, Inc. or ITG in the Florida enforcement litigation. On March 24, 2017, RAI and RJR Tobacco answered the ITG complaint and filed a motion to stay proceedings in Delaware pending the outcome of the Florida enforcement litigation. The motion for stay filed by RAI and RJR Tobacco is pending.

NPM Adjustment Claims. The MSA includes an adjustment that potentially reduces the annual payment obligations of RJR Tobacco, Lorillard Tobacco and the other PMs. Certain requirements, collectively referred to as the Adjustment Requirements, must be satisfied before the NPM Adjustment for a given year is available:

•	an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA, such non-participating manufacturers referred to as NPMs; and

•	in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.

When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a “Qualifying Statute” that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

NPM Adjustment Claim for 2003. For 2003, the Adjustment Requirements were satisfied. As a result, based on revised numbers calculated by the Independent Auditor, RJR Tobacco placed approximately $615 million, and Lorillard Tobacco placed approximately $109 million, of its 2006 and 2007 MSA payments into a disputed payments account, in accordance with a procedure established by the MSA.

As a result of this action, 37 of the settling states filed legal proceedings in their respective MSA courts seeking declaratory orders that they diligently enforced their Qualifying Statutes during 2003 and/or orders compelling RJR Tobacco and the other PMs that placed money in the disputed payments account to pay the disputed amounts to the settling states. In response, RJR Tobacco and other PMs, pursuant to the MSA’s arbitration provisions, moved to compel arbitration of the parties’ dispute concerning the 2003 NPM Adjustment, including the states’ diligent enforcement claims, before an arbitration panel consisting of three retired federal court judges. The settling states opposed these motions, arguing, among other things, that the issue of diligent enforcement must be resolved by MSA courts in each of the 52 settling states and territories.

Forty-seven of the 48 courts that addressed the question whether the dispute concerning the 2003 NPM Adjustment is arbitrable ruled that arbitration was required under the MSA. The Montana Supreme Court ruled that the State of Montana did not agree to arbitrate the question of whether it diligently enforced a Qualifying Statute. Subsequently, Montana and the PMs reached an agreement whereby the PMs agreed not to contest Montana’s claim that it diligently enforced the Qualifying Statute during 2003.

In January 2009, RJR Tobacco and certain other PMs entered into an Agreement Regarding Arbitration, referred to as the Arbitration Agreement, with 45 of the MSA settling states (representing approximately 90% of the allocable share of the settling states) pursuant to which those states agreed to participate in a multistate arbitration of issues related to the 2003 NPM Adjustment. Under the Arbitration Agreement, the signing states had their ultimate liability, if any, with respect to the 2003 NPM Adjustment reduced by 20%, and RJR Tobacco and the other PMs that placed their share of the disputed 2005 NPM Adjustment (discussed below) into the disputed payments account, without releasing or waiving any claims, authorized the release of those funds to the settling states.

The arbitration panel contemplated by the MSA and the Arbitration Agreement was selected, and proceedings before the panel with respect to the 2003 NPM Adjustment claim began in July 2010. Following the completion of document and deposition discovery, on November 3, 2011, RJR Tobacco and the other PMs advised the Arbitration Panel that they were not contesting the “diligent enforcement” of 12 states and the four U.S. territories with a combined allocable share of less than 14%. The “diligent enforcement” of the remaining 33 settling states, the District of Columbia and Puerto Rico was contested and became the subject of further proceedings. A common issues hearing was held in April 2012, and state specific evidentiary hearings with respect to the contested states were initiated.

As a result of the partial settlement of certain NPM Adjustment claims, as described in more detail below, as well as the earlier decisions not to contest the diligent enforcement of 12 states, two of which are participants in the partial settlement, and the four U.S. territories, only 15 contested settling states required state specific diligent enforcement rulings. State specific evidentiary hearings were completed in May 2013.

In September 2013, the Arbitration Panel issued rulings with respect to the 15 remaining contested states. The Arbitration Panel ruled that six states – Indiana, Kentucky, Maryland, Missouri, New Mexico and Pennsylvania (collectively representing approximately 14.68% allocable share) – had not diligently enforced their Qualifying Statutes in 2003. Each of these six states filed motions to vacate and/or modify the diligent enforcement rulings on the 2003 NPM Adjustment claim. The status as to each of these states is as follows:

•	Indiana and Kentucky (representing approximately 3.80% allocable share) subsequently joined the partial settlement of certain NPM Adjustment claims, as described in more detail below. Indiana participated in a joint motion to stay indefinitely further proceedings on the motions it had filed to vacate the settlement and to modify the adverse diligent enforcement ruling against it. Similarly, Kentucky has joined in a stipulation by the parties filed with the court in that state to stay further proceedings on its motions, but that stipulation has not yet been signed by the court.

•	Pennsylvania dropped its challenge to the finding of non-diligence entered against it. However, the state court in Pennsylvania entered an order that modified the judgment reduction method that had been adopted by the Arbitration Panel, which reduced RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by $54.0 million and $9.5 million, respectively. Upon appeal, in April 2015, the intermediate appellate court in Pennsylvania upheld the trial court ruling. The Pennsylvania Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on April 21, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari.

•	Missouri dropped its challenge to the finding of non-diligence entered against it. However, the state court in Missouri entered an order that modified the judgment reduction method that had been adopted by the Arbitration Panel which reduced RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by $21.4 million and $3.8 million, respectively. Upon appeal, in September 2015, the intermediate appellate court in Missouri reversed the trial court ruling. Missouri appealed that ruling to the Missouri Supreme Court. On February 14, 2017, the Missouri Supreme Court ruled that the judgment reduction method adopted by the Arbitration Panel should be modified as originally ordered by the court.

•	Maryland dropped its challenge to the finding of non-diligence entered against it. Maryland’s motion challenging the judgment reduction method adopted by the Arbitration Panel was denied by its state court. Upon appeal, in October 2015, the intermediate appellate court in Maryland reversed the trial court, the effect of which was to reduce RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by a total of $21.2 million and $3.7 million, respectively. The Maryland Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on June 22, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari.

•

New Mexico filed motions challenging the finding of non-diligence and seeking a modification of the judgment reduction method adopted by the Arbitration Panel. The New Mexico trial court denied the state’s motion to vacate the finding of non-diligence, but granted the state’s motion challenging the judgment reduction method that had been adopted by the Arbitration Panel, which reduced RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by $5.6 million and $1 million, respectively. RJR Tobacco has appealed the court’s ruling on the judgment reduction method. The State did not appeal the trial court’s denial of its motion to vacate the finding on non-diligence.

As noted above, the effect from the four non-diligent states, Pennsylvania, Missouri, Maryland and New Mexico, no longer challenging the findings of non-diligence entered against them by the Arbitration Panel was that a certain portion of the potential recovery from these four states was probable and reasonably estimable. Consequently, $6 million and $93 million was recognized as a reduction of cost of products sold in RAI’s consolidated statements of income for the year ended December 31, 2016 and 2015, respectively.

RJR Tobacco now estimates that the maximum remaining amount of its claim and Lorillard Tobacco’s claim with respect to the 2003 NPM Adjustment claim is $6 million and $1 million, respectively, plus any applicable interest and earnings. Until such time RJR Tobacco’s appeal of the New Mexico state court’s ruling that modified the judgment reduction method adopted by the Arbitration Panel has been resolved, including any necessary appeals, uncertainty exists as to the timing, process and amount of RJR Tobacco’s ultimate recovery with respect to its remaining share of the 2003 NPM Adjustment claim and, accordingly, no additional amounts have been recognized in RAI’s condensed consolidated financial statements (unaudited) as of March 31, 2017.

NPM Adjustment Claims for 2004-2016. From 2006 to 2008, proceedings (including significant factor arbitrations before an independent economic consulting firm) were initiated with respect to the NPM Adjustment for 2004, 2005 and 2006. Ultimately, the Adjustment Requirements were satisfied with respect to each of these NPM Adjustments.

In subsequent years, RJR Tobacco, Lorillard Tobacco, certain other PMs and the settling states entered into three separate agreements, covering fiscal years 2007 to 2009, fiscal years 2010 to 2012 and fiscal years 2013 to 2014, respectively, wherein the settling states would not contest that the disadvantages of the MSA were “a significant factor contributing to” the market share loss experienced by the PMs in those years. The stipulation pertaining to each of the years covered by the three agreements became effective in February of the year a final determination by the firm of independent economic consultants would otherwise have been expected if the issue had been arbitrated on the merits. RJR Tobacco and the PMs paid certain amounts into the States’ Antitrust/Consumer Protection Tobacco Enforcement Fund established under Section VIII(c) of the MSA for each year covered by these agreements, with RJR Tobacco paying approximately 47% and Lorillard Tobacco paying approximately 20% of such amounts.

Based on the payment calculations of the Independent Auditor and the agreements described above regarding the significant factor determinations, the Adjustment Requirements have been satisfied with respect to the NPM Adjustments for fiscal years 2007 to 2014. The approximate maximum principal amounts of RJR Tobacco’s and Lorillard Tobacco’s shares of the disputed NPM Adjustments for the years 2004 through 2014 (in millions), as currently calculated by the Independent Auditor, and the remaining amounts after the settlements of certain NPM Adjustments claims (see below), are as follows 1:

	RJR Tobacco		Lorillard Tobacco
Volume Year	Disputed	Remaining after settlements	Disputed	Remaining after settlements
2004	$562	$200	$111	$39
2005	445	158	76	27
2006	419	149	73	26
2007	435	157	83	30
2008	468	169	104	38
2009	472	171	107	39
2010	470	170	119	44
2011	422	152	88	32
2012	430	156	97	36
2013	457	165	92	34
2014	433	156	93	34

[1]	The amounts shown above do not include the interest or earnings thereon to which RJR Tobacco and Lorillard Tobacco believe they would be entitled under the MSA.

In addition to the above, SFNTC’s portion of the disputed NPM Adjustments for the years 2004 through 2014 is approximately $67 million and the remaining amount after the settlements is approximately $25 million.

The 2015 volume year NPM Adjustments for RJR Tobacco, Lorillard Tobacco and SFNTC are $482 million, $41 million, and $18 million, respectively.

The 2016 volume year NPM Adjustments for RJR Tobacco and SFNTC are $505 million and $22 million, respectively.

The 2004 NPM Adjustment proceeding is underway before two overlapping panels, with one panel hearing the issues with respect to five states and the other panel hearing the issues as to the remaining states that will be part of the arbitration. A revised case management order governing the arbitration was entered on January 4, 2017. Under the timing established by that case management order, it is expected that discovery in the arbitration proceedings will be completed by the end of the second quarter of 2017. A hearing on common issues will take place starting in June 2017. State specific evidentiary hearings are expected to begin in the fourth quarter of 2017 and will likely conclude by the end of the third quarter of 2018. Diligent enforcement rulings from the panels are likely by the end of the fourth quarter of 2018. RJR Tobacco’s and Lorillard Tobacco’s remaining claim with respect to 2004 is approximately $239 million collectively.

Missouri obtained an order from the Missouri court of appeals for a separate state specific arbitration of the diligent enforcement issue, but on appeal, the Missouri Supreme Court ordered Missouri to participate in the nationwide arbitration of the 2004 NPM Adjustment. Also, in the context of the 2003 NPM Adjustment proceedings, Montana obtained a ruling from the Montana Supreme Court that the issue of diligent enforcement under the MSA must be heard before that state’s MSA court. Finally, New Mexico and the four U.S. territories have been asked to join the 2004 NPM Adjustment Arbitration, but have not yet done so. New Mexico has, however, been ordered by its state court to participate in the nationwide arbitration, although it is appealing that order.

Due to the uncertainty over the final resolution of the 2004-2016 NPM Adjustment claims asserted by RJR Tobacco (including Lorillard Tobacco claims) and SFNTC, no assurances can be made related to the amounts, if any, that will be realized or any amounts (including interest) that will be owed, except as described below related to the partial settlement of certain NPM Adjustment claims.

Settlement/Partial Settlement of Certain NPM Adjustment Claims. In November 2012, RJR Tobacco, certain other PMs and certain settling states entered into a Term Sheet that set forth terms on which accrued and potential NPM Adjustment claims for 2003 through 2014 could be resolved. The Term Sheet also set forth a restructured NPM Adjustment process to be applied on a going-forward basis, starting with the 2013 volume year. The Term Sheet was provided to all of the MSA settling states for their review and consideration. A total of 17 states, the District of Columbia and Puerto Rico, collectively representing approximately 42% allocable share, joined the proposed settlement. RJR Tobacco and the other PMs indicated that they were prepared to go forward with the proposed settlement with that level of jurisdictional participation.

The Term Sheet provided that the Arbitration Panel in place to deal with the 2003 NPM Adjustment (and other NPM Adjustment-related matters) must review the proposed settlement and enter an appropriate order to confirm for the Independent Auditor that it should implement, as necessary, the terms of the settlement agreement.

In March 2013, the Arbitration Panel entered a Stipulated Partial Settlement and Award, referred to as the Award, reflecting the financial terms of the Term Sheet. Shortly thereafter, the Independent Auditor issued a notice indicating that it intended to implement the financial provisions of the Term Sheet, and also issued various revised payment calculations pertaining to payment years 2009 through 2012 and final calculations pertaining to payment year 2013 that reflected implementation of the financial provisions of the Term Sheet.

Subsequently in 2013, Oklahoma, Connecticut and South Carolina joined the Term Sheet. Efforts by two states, Colorado and Ohio, to obtain injunctions to prevent implementation of the Award were unsuccessful that year.

In June 2014, Kentucky and Indiana, both of which were among the states found “non-diligent” by the Arbitration Panel, joined the Term Sheet on financial terms more favorable to the industry than those agreed to by the original signatory states. In April 2017, Rhode Island and Oregon joined the Term Sheet settlement. Twenty-six jurisdictions have now joined the Term Sheet settlement representing approximately 51.73% allocable share.

On October 20, 2015, RJR Tobacco and certain other PMs (including SFNTC) entered into the NY Settlement Agreement with the State of New York to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014 and puts in place a new method to determine future adjustments from 2015 forward as to New York. With the addition of New York’s allocable share of 12.76%, RJR Tobacco has resolved the 2004 through 2014 NPM Adjustments with 27 jurisdictions, representing approximately 64.49% allocable share.

For additional information related to the Term Sheet and the NY Settlement Agreement, see “— Cost of Products Sold” in note 1.

Other Litigation and Developments

JTI Claims for Indemnification. By a purchase agreement dated March 9, 1999, amended and restated as of May 11, 1999, referred to as the 1999 Purchase Agreement, RJR and RJR Tobacco sold its international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJR Tobacco retained certain liabilities relating to the international tobacco business sold to JTI. Under its reading of the indemnification provisions of the 1999 Purchase Agreement, JTI has requested indemnification for damages allegedly arising out of these retained liabilities. As previously reported, a number of the indemnification claims between the parties relating to the activities of Northern Brands in Canada have been resolved. The other matters for which JTI has requested indemnification for damages under the indemnification provisions of the 1999 Purchase Agreement are described below:

•	In a letter dated March 31, 2006, counsel for JTI stated that JTI would be seeking indemnification under the 1999 Purchase Agreement for any damages it may incur or may have incurred arising out of a Southern District of New York grand jury investigation, a now-terminated Eastern District of North Carolina grand jury investigation, and various actions filed by the European Community and others in the U.S. District Court for the Eastern District of New York, referred to as the EDNY, against RJR Tobacco and certain of its affiliates on November 3, 2000, August 6, 2001, and (as discussed in greater detail below) October 30, 2002, and against JTI on January 11, 2002.

•	JTI also has sought indemnification relating to a Statement of Claim filed on April 23, 2010, in the Ontario Superior Court of Justice, London, against JTI Macdonald Corp., referred to as JTI-MC, by the Ontario Flue-Cured Tobacco Growers’ Marketing Board, referred to as the Board, Andy J. Jacko, Brian Baswick, Ron Kichler, and Aprad Dobrenty, proceeding on their own behalf and on behalf of a putative class of Ontario tobacco producers that sold tobacco to JTI-MC during the period between January 1, 1986 and December 31, 1996, referred to as the Class Period, through the Board pursuant to certain agreements. The Statement of Claim seeks recovery for damages allegedly incurred by the class representatives and the putative class for tobacco sales during the Class Period made at the contract price for duty free or export cigarettes with respect to cigarettes that, rather than being sold duty free or for export, purportedly were sold in Canada, which allegedly breached one or more of a series of contracts dated between June 4, 1986, and July 3, 1996. Appeals taken from an unsuccessful motion to dismiss the action as barred by the statute of limitations were ultimately denied on November 4, 2016. Certification proceedings are pending.

•	Finally, JTI has advised RJR and RJR Tobacco of its view that, under the terms of the 1999 Purchase Agreement, RJR and RJR Tobacco are liable for approximately $1.85 million related to a judgment entered in 1998, plus interest and costs, in an action filed in Brazil by Lutz Hanneman, a former employee of a former RJR Tobacco subsidiary. RJR and RJR Tobacco deny that they are liable for this judgment under the terms of the 1999 Purchase Agreement.

Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have these and other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree with JTI as to (1) what circumstances relating to any such matters may give rise to indemnification obligations by RJR and RJR Tobacco, and (2) the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later time.

European Community. In European Community v. RJR Nabisco, Inc. (U.S.D.C. E.D.N.Y., filed 2002), the European Community and several of its member states allege that RJR, RJR Tobacco and other currently and formerly related companies engaged in money laundering and other conduct violating civil RICO and a variety of common laws. The plaintiffs also allege that the defendants manufactured cigarettes that were eventually sold in Iraq in violation of U.S. sanctions. The plaintiffs seek compensatory, punitive and treble damages among other types of relief. On February 15, 2010, the defendants moved to dismiss, and the action has been stayed and largely inactive since then while the parties have litigated that motion. On March 8, 2011, the district court granted the defendants’ motion in part and dismissed the plaintiffs’ RICO claims. On May 13, 2011, the district court granted the remaining portion of the defendants’ motion and dismissed the plaintiffs’ state-law claims based on the court’s lack of subject matter jurisdiction. The plaintiffs appealed to the Second Circuit.

On April 29, 2014, the Second Circuit vacated and remanded in a decision concluding that (1) as pled, the RICO claims are within the scope of the RICO statute, and (2) the federal court has subject matter jurisdiction over the state-law claims. The defendants sought rehearing and rehearing en banc. On August 20, 2014, the Second Circuit denied panel rehearing and issued an amended opinion that, in addition to adhering to the earlier opinion, held that a civil RICO cause of action extends to extraterritorial injuries. The U.S. Supreme Court granted certiorari and, on June 20, 2016, reversed the Second Circuit’s decision and ordered the dismissal of the plaintiffs’ RICO damages claims, finding that RICO civil causes of action extend only to domestic injuries, which claims the plaintiffs had abandoned. The court also held that any private RICO claims for equitable relief must also rest on domestic injuries but reserved decision on whether the plaintiffs had alleged such claims. The court’s decision does not affect the plaintiffs’ common-law claims. After remand, the district court entered an order allowing the plaintiffs to file an amended complaint by October 24, 2016, which later was extended indefinitely. Once the amended complaint is filed, the parties have been directed to submit a joint briefing schedule for the defendants’ anticipated motion to dismiss. Further, the district court stayed discovery until ten days after entry of an order deciding the defendants’ anticipated motion to dismiss.

Fontem Patent Litigation. On April 4, 2016, a case was filed in federal court, Fontem Ventures B.V. and Fontem Holdings 1 B.V. v. R. J. Reynolds Vapor Company (U.S.D.C. C.D. Cal.), which alleges that VUSE products infringe four patents owned by Fontem purportedly directed to e-cigarettes. On May 3, 2016, Fontem filed a second complaint asserting that the VUSE products infringe two additional Fontem patents purportedly directed to e-cigarettes. On June 22, 2016, Fontem filed a third complaint asserting that the VUSE products infringe one additional Fontem patent purportedly directed to e-cigarettes. RJR Vapor filed an answer in the first case on June 27, 2016, and an amended answer on July 25, 2016. RJR Vapor also filed answers in the second and third cases on July 25, 2016. On June 29, 2016, RJR Vapor filed a motion to transfer the three cases to the Middle District of North Carolina, which was granted on August 8, 2016. The cases are now pending in the Middle District of North Carolina. On March 1, 2017, Fontem filed a fourth complaint in the Middle District of North Carolina asserting that the VUSE products infringe eight additional Fontem patents. RJR Vapor filed an answer to the fourth complaint on April 24, 2017. On April 14, 2017, Fontem filed a motion to amend the now-consolidated three prior actions to add certain Reynolds Defendants as additional defendants, and a response to the motion will be filed on May 5, 2017.

Also, to date, RJR Vapor has filed multiple petitions for inter partes review against six of the 15 asserted patents. Three of the petitions have been granted, five denied, and the others are still pending decision.

FDA Litigation. On February 25, 2011, RJR Tobacco, Lorillard and Lorillard Tobacco jointly filed a lawsuit, Lorillard, Inc. v. U.S. Food and Drug Administration, in the U.S. District Court for the District of Columbia, challenging the composition of TPSAC which had been established by the FDA under the Family Smoking Prevention and Tobacco Control Act, referred to as the FDA Tobacco Act. The complaint alleges that certain members of the TPSAC and certain members of its Constituents Subcommittee have financial and appearance conflicts of interest that are disqualifying under federal ethics law and regulations, and that the TPSAC is not “fairly balanced,” as required by the Federal Advisory Committee Act, referred to as FACA. In March 2011, the plaintiffs filed an amended complaint, which added an additional claim, based on a nonpublic meeting of members of the TPSAC, in violation of the FACA. The court granted the plaintiffs’ unopposed motion to file a second amended complaint adding a count addressing the FDA’s refusal to produce all documents generated by the TPSAC and its subcommittee in preparation of the menthol report. On July 21, 2014, the court granted the plaintiffs’ summary judgment motions finding that three members of the TPSAC Committee had impermissible conflicts of interest. As relief, the court ordered the FDA to reconstitute the committee in conformance with the law and enjoined the agency from using or relying on the TPSAC’s 2011 Menthol Report. On September 18, 2014, the FDA appealed the decision to the D.C. Circuit. On January 15, 2016, the appellate court reversed the decision of the district court, finding that the plaintiffs did not have standing to challenge appointments of certain TPSAC members. Under the appellate court’s order, the three former committee members can serve once again on the TPSAC and FDA can rely on the TPSAC menthol report. On May 9, 2016, the plaintiffs’ petition for rehearing or rehearing en banc was denied. On May 18, 2016, the appellate court issued a mandate vacating the injunction that had barred use of the TPSAC menthol report and had ordered reconstitution of the TPSAC.

For a detailed description of the FDA Tobacco Act, see “— Governmental Activity” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Part I, Item 2.

Smokeless Tobacco Litigation

In 1999, when the IPIC litigation was first filed, the named defendants included manufacturers of smokeless products, including Conwood Company, LLC (now known as American Snuff Company, LLC) and others. When the IPIC plaintiffs filed discovery responses in IPIC listing the products they used, 41 of them listed a smokeless product. Six of those 41 plaintiffs listed a brand owned by American Snuff (Levi Garrett). Seven listed a brand (Beechnut) once manufactured by Lorillard Tobacco (now manufactured by National Tobacco Company). On December 3, 2001, the IPIC court severed all smokeless claims and all smokeless defendants from IPIC. There was no order staying the case during IPIC. In the ensuing 15 years, the plaintiffs in the severed cases did nothing to pursue the cases. The plaintiffs now seek to activate various smokeless claims, including certain plaintiffs whose cases were dismissed in IPIC after severance of the smokeless claims and whose claims are not counted in the 41 claims described above. After a status conference on July 11, 2016, the court set a schedule for briefing the issue of whether the severed claims should be dismissed because of the prolonged inaction in the case. On January 25, 2017, the trial court denied the defendants’ motion to dismiss those claims as abandoned. The plaintiffs are now free to move forward with their claims, and an initial schedule for discovery has been set through 2019.

ERISA Litigation

In May 2002, in Tatum v. The R.J.R. Pension Investment Committee of the R. J. Reynolds Tobacco Company Capital Investment Plan, an employee of RJR Tobacco filed a class-action suit in the U.S. District Court for the Middle District of North Carolina, alleging that the defendants, RJR, RJR Tobacco, the RJR Employee Benefits Committee and the RJR Pension Investment Committee, violated the Employee Retirement Income Security Act of 1974, referred to as ERISA. The actions about which the plaintiff complains stem from a decision made in 1999 by RJR Nabisco Holdings Corp., subsequently renamed Nabisco Group Holdings Corp., referred to as NGH, to spin off RJR, thereby separating NGH’s tobacco business and food business. As part of the spin-off, the 401(k) plan for the previously related entities had to be divided into two separate plans for the now separate tobacco and food businesses. The plaintiff contends that the defendants breached their fiduciary duties to participants of the RJR 401(k) plan when the defendants removed the stock funds of the companies involved in the food business, NGH and Nabisco Holdings Corp., referred to as Nabisco, as investment options from the RJR 401(k) plan approximately six months after the spin-off. The plaintiff asserts that a November 1999 amendment (the “1999 Amendment”) that eliminated the NGH and Nabisco funds from the RJR 401(k) plan on January 31, 2000, contained sufficient discretion for the defendants to have retained the NGH and Nabisco funds after January 31, 2000, and that the failure to exercise such discretion was a breach of fiduciary duty. In his complaint, the plaintiff requests, among other things, that the court require the defendants to pay as damages to the RJR 401(k) plan an amount equal to the subsequent appreciation that was purportedly lost as a result of the liquidation of the NGH and Nabisco funds.

In July 2002, the defendants filed a motion to dismiss, which the court granted in December 2003. In December 2004, the U.S. Court of Appeals for the Fourth Circuit reversed the dismissal of the complaint, holding that the 1999 Amendment did contain sufficient discretion for the defendants to have retained the NGH and Nabisco funds as of February 1, 2000, and remanded the case for further proceedings. The court granted the plaintiff leave to file an amended complaint and denied all pending motions as moot. In April 2007, the defendants moved to dismiss the amended complaint. The court granted the motion in part and denied it in part, dismissing all claims against the RJR Employee Benefits Committee and the RJR Pension Investment Committee. The plaintiff filed a motion for class certification, which the court granted in September 2008.

A non-jury trial was held in January and February 2010. On February 25, 2013, the district court dismissed the case with prejudice, finding that a hypothetical prudent fiduciary could have made the same decision and thus the plan’s loss was not caused by the procedural prudence which the court found to have existed. On August 4, 2014, the Fourth Circuit Court of Appeals, referred to as Fourth Circuit, reversed, holding that the district court applied the wrong standard when it held that the defendants did not cause any loss to the plan, determined the test was whether a hypothetical prudent fiduciary would have made the same decision and remanded the case back to the district court to apply the “would have standard.” On February 18, 2016, the district court dismissed the case with prejudice, finding that the defendants have shown by a preponderance of the evidence that a fiduciary acting with prudence would have divested the NGH and Nabisco Funds at the time and in the manner that the defendants did. On March 17, 2016, the plaintiff appealed arguing that the district court erred in finding that a hypothetical prudent fiduciary would have divested the NGH and Nabisco Funds at the same time and in the same manner as RJR. On April 28, 2017, the Fourth Circuit affirmed the district court’s judgment in favor of RJR. The plaintiff’s petition for rehearing is due May 12, 2017.

Environmental Matters

RAI and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJR Tobacco has been named a potentially responsible party with third parties under the Comprehensive Environmental Response, Compensation and Liability Act with respect to several superfund sites. RAI and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of RAI or its subsidiaries.

RAI and its operating subsidiaries believe that climate change is an environmental issue primarily driven by carbon dioxide emissions from the use of energy. RAI’s operating subsidiaries are working to reduce carbon dioxide emissions by minimizing the use of energy where cost effective, minimizing waste to landfills and increasing recycling. Climate change is not viewed by RAI’s operating subsidiaries as a significant direct economic risk to their businesses, but rather an indirect risk involving the potential for a longer-term general increase in the cost of doing business. Regulatory changes are difficult to predict, but the current regulatory risks to the business of RAI’s operating subsidiaries with respect to climate change are relatively low. Financial impacts will be driven more by the cost of natural gas and electricity. Efforts are made to anticipate the effect of increases in fuel costs directly impacting RAI’s operating subsidiaries by evaluating natural gas usage and market conditions. Occasionally forward contracts are purchased, limited to a two-year period, for natural gas. In addition, RAI’s operating subsidiaries are continually evaluating energy conservation measures and energy efficient equipment to mitigate impacts of increases in energy costs, and adopting or utilizing such measures and equipment where appropriate.

Regulations promulgated by the EPA and other governmental agencies under various statutes have resulted in, and likely will continue to result in, substantial expenditures for pollution control, waste treatment or handling, facility modification and similar activities. RAI and its subsidiaries are engaged in a continuing program to comply with federal, state and local environmental laws and regulations, and dependent upon the probability of occurrence and reasonable estimation of cost, accrue or disclose any material liability. Although it is difficult to reasonably estimate the portion of capital expenditures or other costs attributable to compliance with environmental laws and regulations, RAI does not expect such expenditures or other costs to have a material adverse effect on the business, results of operations, cash flows or financial position of RAI or its subsidiaries.

Shareholder Case

RAI, the members of the RAI board of directors and BAT have been named as defendants in a putative class-action lawsuit captioned Corwin v. British American Tobacco PLC, brought in North Carolina state court, referred to as the North Carolina Action, by a person identifying himself as a shareholder of RAI. The North Carolina Action was initiated on August 8, 2014, and an amended complaint was filed on November 7, 2014. The amended complaint generally alleges, among other things, that the members of the RAI board of directors breached their fiduciary duties to RAI shareholders by approving the share purchase by BAT and the sharing of technology with BAT, as well as that there were various conflicts of interest in the transaction. More specifically, the amended complaint alleges that (1) RAI aided and abetted the alleged breaches of fiduciary duties by its board of directors and (2) BAT was a controlling shareholder of RAI and, as a consequence, owed other RAI shareholders fiduciary duties in connection with the BAT Share Purchase. The North Carolina Action seeks injunctive relief, damages and reimbursement of costs, among other remedies. On January 2, 2015, the plaintiff in the North Carolina Action filed a motion for a preliminary injunction seeking to enjoin temporarily the RAI shareholder meeting and votes scheduled for January 28, 2015. RAI and the RAI board of directors timely opposed that motion prior to a hearing that was scheduled to occur on January 16, 2015.

RAI believed that the North Carolina Action was without merit and that no further disclosure was necessary to supplement the Joint Proxy Statement/Prospectus under applicable laws. However, to eliminate certain burdens, expenses and uncertainties, on January 17, 2015, RAI and the director defendants in the North Carolina Action entered into the North Carolina Memorandum of Understanding regarding the settlement of the disclosure claims asserted in that lawsuit. The North Carolina Memorandum of Understanding outlines the terms of the parties’ agreement in principle to settle and release the disclosure claims which were or could have been asserted in the North Carolina Action. In consideration of the partial settlement and release, RAI agreed to make certain supplemental disclosures to the Joint Proxy Statement/Prospectus, which it did on January 20, 2015. On August 4, 2015, the trial court granted the defendants’ motions to dismiss all of the remaining non-disclosure claims. The plaintiff appealed. On February 17, 2016, the trial court approved the partial settlement, including the plaintiff’s unopposed request for $415,000 in attorneys’ fees and costs. The partial settlement did not affect the consideration paid to Lorillard shareholders in connection with the Lorillard Merger. On December 20, 2016, the North Carolina Court of Appeals affirmed the trial court’s dismissal of the claims against RAI and RAI’s Board of Directors on the grounds that the plaintiff could not state a direct claim against RAI’s Board of Directors for breach of fiduciary duties. The Court of Appeals reversed the dismissal of the claims against BAT. On January 4, 2017, BAT filed a motion for rehearing en banc of the Court of Appeals’ opinion, which was denied on February 2, 2017. On February 27, 2017, BAT petitioned the North Carolina Supreme Court for review of the Court of Appeals’ decision.

Other Contingencies

JTI Indemnities. In connection with the sale of the international tobacco business to JTI, pursuant to the 1999 Purchase Agreement, RJR and RJR Tobacco agreed to indemnify JTI against:

•	any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet;

•	any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJR Tobacco’s employee benefit and welfare plans; and

•	any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

As described above in “— Litigation Affecting the Cigarette Industry — Other Litigation and Developments — JTI Claims for Indemnification,” RJR Tobacco has received claims for indemnification from JTI, and several of these have been resolved. Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJR Tobacco and the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.

In connection with the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks to JTI Holding, along with the international companies that distribute and market the brand outside the United States, pursuant to the 2015 Purchase Agreement, SFNTC, R. J. Reynolds Global Products, Inc., and R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions:

•	commenced on or before (1) January 13, 2019, to the extent relating to alleged personal injuries, and (2) in all other cases, January 13, 2021;

•	brought by (1) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (2) consumers or a consumer association; and

•	arising out of any statement or claim (1) made on or before January 13, 2016, (2) by any company sold to JTI Holding in the transaction, (3) concerning NATURAL AMERICAN SPIRIT brand products consumed or intended to be consumed outside of the United States and (4) that the NATURAL AMERICAN SPIRIT brand product is natural, organic, or additive free.

ITG Indemnity. In the purchase agreement relating to the Divestiture, RAI agreed to defend and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands on or before June 12, 2015, as well as in actions filed before June 13, 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands. In the purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in connection with claims relating to the purchase or use of blu brand e-cigarettes. ITG also agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in actions filed after June 12, 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands after June 12, 2015.

Loews Indemnity. In 2008, Loews Corporation, referred to as Loews, entered into an agreement with Lorillard, Lorillard Tobacco, and certain of their affiliates, which agreement is referred to as the Separation Agreement. In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation of defense), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’s ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims). Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the Lorillard Merger, RJR Tobacco assumed Lorillard’s obligations under the Separation Agreement as was required under the Separation Agreement.

Indemnification of Distributors and Retailers. RJR Tobacco, Lorillard Tobacco, SFNTC, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defense costs arising out of the sale or distribution of their products. Additionally, SFNTC has entered into an agreement to indemnify a supplier from liability and related defense costs arising out of the sale or use of SFNTC’s products. The cost has been, and is expected to be, insignificant. RJR Tobacco, SFNTC, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

Except as otherwise noted above, RAI is not able to estimate the maximum potential amount of future payments, if any, related to these indemnification obligations.

Note 8 — Shareholders’ Equity

	Common Stock	Paid- In Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Total Shareholders’ Equity
Balance as of December 31, 2016	$—	$18,285	$3,740	$(314)	$21,711
Net income	—	—	780	—	780
Retirement benefits, net of $4 million tax benefit	—	—	—	(4)	(4)
Cumulative translation adjustment and other, net of $1 million tax expense	—	—	—	3	3
Dividends - $0.51 per share	—	—	(730)	—	(730)
Common stock repurchased	—	(73)	—	—	(73)
Equity incentive award plan and stock-based Compensation	—	19	—	—	19

Balance as of March 31, 2017	$—	$18,231	$3,790	$(315)	$21,706

	Common Stock	Paid- In Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Total Shareholders’ Equity
Balance as of December 31, 2015	$—	$18,402	$188	$(338)	$18,252
Net income	—	—	3,565	—	3,565
Retirement benefits, net of $4 million tax benefit	—	—	—	(6)	(6)
Long-term investments, net of $1 million tax expense	—	—	—	(1)	(1)
Hedging instruments, net of $6 million tax expense	—	—	—	11	11
Cumulative translation adjustment and other, net of $11 million tax expense	—	—	—	22	22
Dividends - $0.42 per share	—	—	(602)	—	(602)
Common stock repurchased	—	(125)	—	—	(125)
Equity incentive award plan and stock-based Compensation	—	21	—	—	21
Excess tax benefit on stock-based compensation Plans	—	26	—	—	26

Balance as of March 31, 2016	$—	$18,324	$3,151	$(312)	$21,163

Accumulated Other Comprehensive Loss

The components of accumulated other comprehensive loss, net of tax, for the three months ended March 31, 2017 were as follows:

	Retirement Benefits	Cumulative Translation Adjustment and Other	Total
Balance as of December 31, 2016	$(255)	$(59)	$(314)
Other comprehensive income before reclassifications	—	3	3
Amounts reclassified from accumulated other comprehensive loss	(4)	—	(4)

Net current-period other comprehensive income (loss)	(4)	3	(1)

Balance as of March 31, 2017	$(259)	$(56)	$(315)

The components of accumulated other comprehensive loss, net of tax, for the three months ended March 31, 2016, were as follows:

	Retirement Benefits	Long-Term Investments	Hedging Instruments	Cumulative Translation Adjustment and Other	Total
Balance as of December 31, 2015	$(244)	$(14)	$(11)	$(69)	$(338)
Other comprehensive income (losses) before Reclassifications	—	1	—	(5)	(4)
Amounts reclassified from accumulated other comprehensive loss	(6)	(2)	11	27	30

Net current-period other comprehensive income (loss)	(6)	(1)	11	22	26

Balance as of March 31, 2016	$(250)	$(15)	$—	$(47)	$(312)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidated statement of income (unaudited) for the three months ended March 31, were as follows:

Components	Amounts Reclassified		Affected Line Item
	2017	2016
Retirement benefits:
Amortization of prior service credit	$(4)	$(5)	Cost of products sold
Amortization of prior service credit	(4)	(5)	Selling, general and administrative expenses

	(8)	(10)	Operating income
Deferred taxes	4	4	Provision for income taxes

Net of tax	(4)	(6)	Net income

Long-term investments:
Realized gain on long-term investments	—	(3)	Other expense, net
Deferred taxes	—	1	Provision for income taxes

Net of tax	—	(2)	Net income

Hedging instruments:
Forward starting interest rate contracts	—	16	Other expense, net
Amortization of realized loss	—	1	Interest and debt expense

	—	17	Income before income taxes
Deferred taxes	—	(6)	Provision for income taxes

Net of tax	—	11	Net income

Cumulative translation adjustment and other:
Derecognition of cumulative translation adjustment	—	27	Gain on divestiture

Total reclassifications	$(4)	$30	Net income

Share Repurchases and Other

Restricted stock units granted in March 2014 under the Amended and Restated 2009 Omnibus Incentive Compensation Plan, referred to as the Omnibus Plan, vested in March 2017 and were settled with the issuance of 2,104,718 shares of RAI common stock. In addition, during the first three months of 2017, at a cost of $49 million, RAI purchased 803,697 shares of RAI common stock that were forfeited and cancelled with respect to tax liabilities associated with restricted stock units vesting under the Omnibus Plan.

On July 25, 2016, the board of directors of RAI authorized the repurchase, from time to time, on or before December 31, 2018, of up to $2 billion of outstanding shares of RAI common stock in open-market or privately negotiated transactions, referred to as the Share Repurchase Program. The purchases are subject to prevailing market and business conditions, and the program may be terminated or suspended at any time. In connection with the Share Repurchase Program, B&W and Louisville Securities Limited, referred to as LSL, wholly owned subsidiaries of BAT, entered into an agreement, referred to as the Share Repurchase Agreement, with RAI, pursuant to which BAT and its subsidiaries will participate in the Share Repurchase Program on a basis approximately proportionate with BAT’s and its subsidiaries’ ownership of RAI’s common stock. During 2016, RAI repurchased 1,565,698 shares of RAI common stock for $75 million in accordance with the Share Repurchase Program. Subject to certain exceptions, the Merger Agreement places restrictions on RAI’s ability to repurchase its common stock. As a result, RAI did not repurchase any shares under the Share Repurchase Program during the first three months of 2017 and does not expect to make future repurchases under the Share Repurchase Program while the Merger Agreement is in effect.

In November 2011, RAI, B&W and BAT entered into Amendment No. 3 to the Governance Agreement, pursuant to which RAI has agreed that, so long as the beneficial ownership interest of BAT and its subsidiaries in RAI has not dropped below 25%, if RAI issues shares of its common stock or any other RAI equity security to certain designated persons, including its directors, officers or employees, then RAI will repurchase a number of shares of outstanding RAI common stock so that the number of outstanding shares of RAI common stock are not increased, and the beneficial ownership interest of BAT and its subsidiaries in RAI is not decreased, by such issuance after taking into account such repurchase. In February 2017, RAI and BAT entered into a letter agreement, pursuant to which BAT waived the requirement that RAI share repurchases required to be made by RAI pursuant to

Amendment No. 3 to the Governance Agreement be made within the time period set forth in that amendment, and permitted RAI to make repurchases in a manner that qualifies for the affirmative defense and safe harbor provided by Rules 10b5-1 and 10b-18 under the Exchange Act, respectively. Pursuant to the letter agreement, BAT also waived compliance with the general prohibition on repurchases contained in the Merger Agreement to permit RAI to make these repurchases. During the first three months of 2017, RAI repurchased 396,062 shares of RAI common stock for $24 million in accordance with the Governance Agreement.

Due to RAI’s incorporation in North Carolina, which does not recognize treasury shares, the shares repurchased were cancelled at time of purchase.

On February 8, 2017, RAI’s board of directors declared a quarterly cash dividend of $0.51 per common share, payable to shareholders of record as of March 10, 2017.

Note 9 — Stock Plans

Three-Year Grant

In February 2017, the board of directors of RAI approved a grant to key employees of RAI and its subsidiaries, effective March 1, 2017, of 970,240 nonvested restricted stock units under the Omnibus Plan. The restricted stock units generally will vest on March 1, 2020. Upon settlement, each grantee will receive a number of shares of RAI’s common stock equal to the product of the number of vested units and a percentage up to 150% based on the average RAI annual incentive award plan score over the three-year period ending December 31, 2019.

As an equity-based grant, compensation expense relating to the 2017 grant will take into account the vesting period lapsed and will be calculated based on the per share closing price of RAI common stock on the date of grant, or $61.93. Following the vesting date, each grantee will receive a cash dividend equivalent payment equal to the aggregate amount of dividends per share paid on shares of RAI common stock during the performance period multiplied by the actual number of restricted stock units earned by the grantee. If RAI fails to pay its shareholders cumulative dividends of at least $6.12 per share for the three-year performance period ending December 31, 2019, then each award will be reduced by an amount equal to three times the percentage of the dividend underpayment, up to a maximum reduction of 50%. The Company’s policy is to account for forfeitures as they occur. Outstanding grants have certain change-of-control terms that either permit assumption of the grants by the acquiring entity for the remaining term or provide for pro-rata or full vesting of the awards upon a change of control.

One-Year Grant

In May 2016, the board of directors of RAI approved a grant to a key employee of RAI, effective May 5, 2016, of 164,841 nonvested restricted stock units under the Omnibus Plan. The restricted stock units generally will vest on May 1, 2017. Upon settlement, the grantee will receive a number of shares of RAI’s common stock equal to the product of the number of vested units and a percentage up to 200% based on the overall performance of RAI and its subsidiaries during the one-year performance period beginning May 1, 2016, and ending April 30, 2017, against RAI’s 2016 annual incentive award program metrics and other performance factors.

As an equity-based grant, compensation expense relating to this one-year grant will take into account the vesting period lapsed and will be calculated based on the per share closing price of RAI common stock as of the end of each quarter, which was $63.02 as of March 31, 2017. Following the vesting date, the grantee will receive a cash dividend equivalent payment equal to the aggregate amount of dividends per share paid on shares of RAI common stock during the performance period multiplied by the actual number of restricted stock units earned by the grantee. If RAI fails to pay its shareholders cumulative dividends of at least $1.68 per share for the one-year performance period ending April 30, 2017, then the award will be reduced by an amount equal to three times the percentage of the dividend underpayment, up to a maximum reduction of 50%.

Note 10 — Segment Information

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The Santa Fe segment consists of the primary operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on January 13, 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

RJR Tobacco is RAI’s largest reportable operating segment, and is the second largest tobacco company in the United States. Its brands include three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and its other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco offers a smokeless tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarettes and tobacco products through arrangements with BAT affiliates, and manages the export of tobacco products to U.S. territories, U.S. duty-free shops and U.S. overseas military bases. In the United States, RJR Tobacco also manages the premium cigarette brands DUNHILL, which RJR Tobacco licenses from BAT and one or more of its subsidiaries, collectively referred to as the BAT Group, and STATE EXPRESS 555, which RJR Tobacco licenses from CTBAT International Co. Ltd., referred to as CTBAT, a joint venture between the BAT Group and China National Tobacco Corporation, referred to as CNTC.

Santa Fe manufactures and markets premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

American Snuff is the second largest smokeless tobacco products manufacturer in the United States, and offers adult tobacco consumers a range of differentiated smokeless tobacco products, primarily moist snuff. The moist snuff category is divided into premium, price-value and popular-price brands. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY, in the price-value category, and KODIAK, in the premium category.

RJR Vapor is a marketer of digital vapor cigarettes, manufactured on its behalf by RJR Tobacco, under the VUSE brand name in the United States. Niconovum USA, Inc. and Niconovum AB are marketers of nicotine replacement therapy products in the United States and Sweden, respectively, under the ZONNIC brand name.

SFRTI and various foreign subsidiaries affiliated with SFRTI distributed the NATURAL AMERICAN SPIRIT brand outside of the United States. On January 13, 2016, RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States to JTI Holding, in an all-cash transaction of approximately $5 billion and recognized a pre-tax gain of approximately $4.9 billion.

Intersegment revenues and items below the operating income line of the condensed consolidated statements of income (unaudited) are not presented by segment, since they are excluded from the measure of segment profitability reviewed by RAI’s chief operating decision maker. Additionally, information about total assets by segment is not reviewed by RAI’s chief operating decision maker and therefore is not disclosed.

Segment Data:

	For the Three Months Ended March 31,
	2017	2016
Net sales:
RJR Tobacco	$2,371	$2,411
Santa Fe	238	218
American Snuff	242	216
All Other	98	72

Consolidated net sales	$2,949	$2,917

Operating income (loss):
RJR Tobacco	$1,083	$1,107
Santa Fe	144	123
American Snuff	157	133
All Other	(27)	(34)
Gain on divestiture	—	4,861
Corporate expense	(31)	(48)

Consolidated operating income	$1,326	$6,142

Reconciliation to income before income taxes:
Consolidated operating income	$1,326	$6,142
Interest and debt expense	149	174
Interest income	(2)	(3)
Other expense, net	4	252

Income before income taxes	$1,175	$5,719

Note 11 — Related Party Transactions

On January 16, 2017, RAI, BAT, a subsidiary of BAT, and Merger Sub entered into the Merger Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into RAI, with RAI surviving as a wholly owned subsidiary of BAT. For additional information see “— Proposed Merger with BAT” in note 1.

RAI and RAI’s operating subsidiaries engage in transactions with affiliates of BAT. BAT, through its subsidiaries, beneficially owns approximately 42% of RAI’s outstanding common stock. A summary of balances and transactions with such BAT affiliates is as follows:

	March 31, 2017	December 31, 2016
Current Balances:
Accounts receivable, related party	$39	$113
Due to related party	4	7
Deferred revenue, related party	122	66

Long-term Balances:
Long-term deferred revenue, related party	$29	$39

	For the Three Months Ended March 31,
	2017	2016
Significant transactions:
Net sales	$38	$55
Purchases	1	2

RJR Tobacco sells contract-manufactured cigarettes, tobacco leaf and processed tobacco to BAT affiliates. In December 2012, RJR Tobacco entered into an amendment to its contract manufacturing agreement (relating to the production of cigarettes to be sold in Japan) with a BAT affiliate, which amendment, among other things, requires either party to provide three years’ notice to the other party to terminate the agreement without cause, with any such notice to be given no earlier than January 1, 2016. In January 2016, RJR Tobacco received written notice from a BAT affiliate terminating that contract manufacturing agreement effective January 5, 2019. In July 2016, RJR Tobacco further amended the contract manufacturing agreement with a BAT affiliate to permit an early transition of the cigarette production covered by the agreement to BAT facilities over several months beginning in the fourth quarter of 2016. The amendment provides for a BAT affiliate to make a payment to RJR

Tobacco of $89.6 million, in exchange for RJR Tobacco’s commitment to provide contingent manufacturing capacity to a BAT affiliate through December 31, 2018. Of this amount, $40.1 million was recorded as current deferred revenue, and $29.2 million was recorded as long-term deferred revenue in RAI’s condensed consolidated balance sheet (unaudited) as of March 31, 2017. The first installment of $7.4 million was received in September 2016. The second installment of $82.2 million was received in March 2017. RJR Tobacco will recognize the income ratably from the effective date of the amendment to December 31, 2018. Net sales to BAT affiliates, primarily cigarettes, represented approximately 1% and 2% of RAI’s total net sales during the three months ended March 31, 2017 and 2016, respectively.

RJR Tobacco recorded deferred sales revenue relating to leaf sold to BAT affiliates that had not been delivered as of the end of the respective quarter, given that RJR Tobacco has a legal right to bill the BAT affiliates. Leaf sales revenue to BAT affiliates is recognized when the product is shipped to the customer.

RAI’s operating subsidiaries also purchase unprocessed leaf at market prices, and import cigarettes at prices not to exceed manufacturing costs plus 10%, from BAT affiliates.

In connection with the Share Repurchase Program, B&W and LSL, wholly owned subsidiaries of BAT, entered into the Share Repurchase Agreement on July 25, 2016, with RAI, pursuant to which BAT and its subsidiaries will participate in the Share Repurchase Program on a basis approximately proportionate with BAT’s and its subsidiaries’ ownership of RAI’s common stock. Under the Share Repurchase Agreement, RAI repurchased 660,385 shares of RAI common stock for $32 million from BAT and its subsidiaries during 2016. Subject to certain exceptions, the Merger Agreement places restrictions on RAI’s ability to repurchase its common stock. As a result, RAI did not repurchase any shares under the Share Repurchase Program during the first three months of 2017, and does not expect to make future repurchases under the Share Repurchase Program while the Merger Agreement is in effect.

In January 2016, prior to the sale of the international rights to the NATURAL AMERICAN SPIRIT brand to JTI, SFRTI paid $6 million to a BAT affiliate pursuant to a contract manufacturing agreement, whereby the BAT affiliate agreed to contract manufacture certain tobacco products for SFRTI. The $6 million fee paid to amend the contract was recognized within selling, general and administrative expenses in the condensed consolidated statements of income (unaudited).

In December 2015, RJR Tobacco and Nicoventures Holdings Limited, a subsidiary of BAT, signed a technology sharing and development services agreement, pursuant to which the companies will collaborate on the development of next generation vapor products.

Note 12 — RAI Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RAI’s $12.7 billion aggregate principal amount of unsecured notes. Certain of RAI’s direct, wholly owned subsidiaries and certain of its indirectly owned subsidiaries have fully and unconditionally, and jointly and severally, guaranteed these notes. Such guarantees may be released or terminated under certain circumstances. See note 6 to condensed consolidated financial statements (unaudited). The following condensed consolidating financial statements include: the accounts and activities of RAI, the parent issuer; RJR, RJR Tobacco, American Snuff Co., SFNTC and certain of RAI’s other subsidiaries, the Guarantors; other direct and indirect subsidiaries of RAI that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2017
Net sales	$—	$2,903	$48	$(40)	$2,911
Net sales, related party	—	38	—	—	38

Net sales	—	2,941	48	(40)	2,949
Cost of products sold	—	1,194	43	(38)	1,199
Selling, general and administrative expenses	15	374	29	—	418
Amortization expense	—	5	1	—	6

Operating income (loss)	(15)	1,368	(25)	(2)	1,326
Interest and debt expense	147	18	4	(20)	149
Interest income	(20)	(2)	—	20	(2
Other (income) expense, net	1	(10)	3	10	4

Income (loss) from before income taxes	(143)	1,362	(32)	(12)	1,175
Provision for (benefit from) income taxes	(75)	480	(10)	—	395
Equity income (loss) from subsidiaries	848	(5)	—	(843)	—

Net income (loss)	$780	$877	$(22)	$(855)	$780

For the Three Months Ended March 31, 2016
Net sales	$—	$2,839	$49	$(26)	$2,862
Net sales, related party	—	55	—	—	55

Net sales	—	2,894	49	(26)	2,917
Cost of products sold	—	1,149	43	(27)	1,165
Selling, general and administrative expenses	16	401	48	—	465
Gain on divestiture	—	(4,843)	(16)	(2)	(4,861
Amortization expense	—	6	—	—	6

Operating income (loss)	(16)	6,181	(26)	3	6,142
Interest and debt expense	174	23	2	(25)	174
Interest income	(26)	(2)	—	25	(3
Other (income) expense, net	240	(6)	7	11	252

Income (loss) before income taxes	(404)	6,166	(35)	(8)	5,719
Provision for (benefit from) income taxes	(142)	2,308	(12)	—	2,154
Equity income from subsidiaries	3,827	—	—	(3,827)	—

Net income (loss)	$3,565	$3,858	$(23)	$(3,835)	$3,565

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2017
Net income (loss)	$780	$877	$(22)	$(855)	$780
Other comprehensive income (loss), net of tax:
Retirement benefits	(4)	(3)	1	2	(4)
Cumulative translation adjustment and other	3	3	4	(7)	3

Comprehensive income (loss)	$779	$877	$(17)	$(860)	$779

For the Three Months Ended March 31, 2016
Net income (loss)	$3,565	$3,858	$(23)	$(3,835)	$3,565
Other comprehensive income (loss), net of tax:
Retirement benefits	(6)	(6)	—	6	(6)
Long-term investments	(1)	(1)	—	1	(1)
Hedging instruments	11	—	—	—	11
Cumulative translation adjustment and other	22	22	33	(55)	22

Comprehensive income	$3,591	$3,873	$10	$(3,883)	$3,591

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statements of income (unaudited) for the three months ended March 31, 2017, were as follows:

Components	Amounts Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service Credit	$—	$(4)	$—	$—	$(4)	Cost of products sold
Amortization of prior service Credit	—	(4)	—	—	(4)	Selling, general and administrative expenses

	—	(8)	—	—	(8)	Operating income (loss)
Deferred taxes	—	4	—	—	4	Provision for (benefit from) income taxes

Net of tax	—	(4)	—	—	(4)	Net income (loss)

Equity loss from subsidiaries	(4)	—	—	4	—	Equity income (loss) from subsidiaries

Total reclassifications	$(4)	$(4)	$—	$4	$(4)	Net income (loss)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statements of income (unaudited) for the three months ended March 31, 2016, were as follows:

Components	Amounts Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service Credit	$—	$(5)	$—	$—	$(5)	Cost of products sold
Amortization of prior service Credit	—	(5)	—	—	(5)	Selling, general and administrative expenses

	—	(10)	—	—	(10)	Operating income (loss)
Deferred taxes	—	4	—	—	4	Provision for (benefit from) income taxes

Net of tax	—	(6)	—	—	(6)	Net income (loss)

Long-term investments:
Realized gain on long-term Investments	—	(3)	—	—	(3)	Other (income) expense, net
Deferred taxes	—	1	—	—	1	Provision for (benefit from) income taxes

Net of tax	—	(2)	—	—	(2)	Net income (loss)

Hedging instruments:
Forward starting interest rate Contracts	16	—	—	—	16	Other (income) expense, net
Amortization of realized loss	1	—	—	—	1	Interest and debt expense

	17	—	—	—	17	Income (loss) before income taxes
Deferred taxes	(6)	—	—	—	(6)	Provision for (benefit from) income taxes

Net of tax	11	—	—	—	11	Net income (loss)

Cumulative translation adjustment and other:
Derecognition of cumulative translation adjustment	—	—	27	—	27	Gain on divestiture

Equity income from subsidiaries	19	27	—	(46)	—	Equity income from subsidiaries

Total reclassifications	$30	$19	$27	$(46)	$30	Net income (loss)

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2017
Cash flows from (used in) operating activities	$646	$2,014	$(48)	$(751)	$1,861

Cash flows from (used in) investing activities:
Capital expenditures	—	(32)	(1)	—	(33)
Return of intercompany investments	145	—	—	(145)	—
Other, net	53	12	—	(64)	1

Net cash flows from (used in) investing activities	198	(20)	(1)	(209)	(32)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(656)	(740)	—	740	(656)
Repurchase of common stock	(73)	—	—	—	(73)
Dividends paid on preferred stock	(11)	—	—	11	—
Distribution of equity	—	(145)	—	145	—
Other, net	(11)	(100)	47	64	—

Net cash flows from (used in) financing activities	(751)	(985)	47	960	(729)

Effect of exchange rate changes on cash and cash equivalents	—	—	3	—	3

Net change in cash and cash equivalents	93	1,009	1	—	1,103
Cash and cash equivalents at beginning of period	726	997	328	—	2,051

Cash and cash equivalents at end of period	$819	$2,006	$329	$—	$3,154

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2016
Cash flows from (used in) operating activities	$(563)	$2,009	$(30)	$(283)	$1,133

Cash flows from (used in) investing activities:
Capital expenditures	—	(39)	(4)	—	(43)
Proceeds from settlement of short-term investments	—	159	—	—	159
Proceeds from divestiture	5,014	—	—	—	5,014
Return of intercompany investments	412	26	—	(438)	—
Other, net	20	12	—	(31)	1

Net cash flows from (used in) investing activities	5,446	158	(4)	(469)	5,131

Cash flows from (used in) financing activities:
Dividends paid on common stock	(514)	(247)	(25)	272	(514)
Repurchase of common stock	(125)	—	—	—	(125)
Early extinguishment of debt	(3,642)	—	—	—	(3,642)
Premiums paid for early extinguishment of debt	(206)	—	—	—	(206)
Proceeds from termination of interest rate swaps	—	66	—	—	66
Debt financing fees	(7)	—	—	—	(7)
Excess tax benefit on stock-based compensation plans	26	—	—	—	26
Dividends paid on preferred stock	(11)	—	—	11	—
Distribution of equity	—	(412)	(26)	438	—
Other, net	(11)	(20)	—	31	—

Net cash flows used in financing activities	(4,490)	(613)	(51)	752	(4,402)

Effect of exchange rate changes on cash and cash equivalents	—	—	12	—	12

Net change in cash and cash equivalents	393	1,554	(73)	—	1,874
Cash and cash equivalents at beginning of period	575	1,544	448	—	2,567

Cash and cash equivalents at end of period	$968	$3,098	$375	$—	$4,441

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
March 31, 2017
Assets
Cash and cash equivalents	$819	$2,006	$329	$—	$3,154
Accounts receivable	—	50	5	—	55
Accounts receivable, related party	—	39	—	—	39
Other receivables	431	32	60	(510)	13
Inventories	—	1,541	54	(3)	1,592
Other current assets	17	257	3	(27)	250

Total current assets	1,267	3,925	451	(540)	5,103
Property, plant and equipment, net of accumulated depreciation	2	1,321	32	—	1,355
Trademarks and other intangible assets, net of accumulated amortization	—	29,427	13	(2)	29,438
Goodwill	—	15,976	16	—	15,992
Long-term intercompany notes receivable	1,336	138	—	(1,474)	—
Investment in subsidiaries	33,299	333	—	(33,632)	—
Other assets and deferred charges	69	49	37	(84)	71

Total assets	$35,973	$51,169	$549	$(35,732)	$51,959

Liabilities and shareholders’ equity
Accounts payable	$2	$168	$5	$—	$175
Tobacco settlement accruals	—	3,232	—	—	3,232
Due to related party	—	4	—	—	4
Deferred revenue, related party	—	122	—	—	122
Current maturities of long-term debt	448	53	—	—	501
Dividends payable on common stock	728	—	—	—	728
Other current liabilities	458	1,143	67	(539)	1,129

Total current liabilities	1,636	4,722	72	(539)	5,891
Long-term intercompany notes payable	138	800	536	(1,474)	—
Long-term debt (less current maturities)	12,393	258	—	—	12,651
Long-term deferred income taxes, net	—	9,708	—	(81)	9,627
Long-term retirement benefits (less current portion)	60	1,730	42	—	1,832
Long-term deferred revenue, related party	—	29	—	—	29
Other noncurrent liabilities	40	183	—	—	223
Shareholders’ equity (deficit)	21,706	33,739	(101)	(33,638)	21,706

Total liabilities and shareholders’ equity	$35,973	$51,169	$549	$(35,732)	$51,959

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2016
Assets
Cash and cash equivalents	$726	$997	$328	$—	$2,051
Accounts receivable	—	62	4	—	66
Accounts receivable, related party	—	113	—	—	113
Other receivables	63	3,572	17	(3,642)	10
Inventories	—	1,604	43	(2)	1,645
Other current assets	112	238	—	3	353

Total current assets	901	6,586	392	(3,641)	4,238
Property, plant and equipment, net of accumulated depreciation	2	1,314	32	—	1,348
Trademarks and other intangible assets, net of accumulated amortization	—	29,432	14	(2)	29,444
Goodwill	—	15,976	16	—	15,992
Long-term intercompany notes receivable	1,390	148	—	(1,538)	—
Investment in subsidiaries	36,865	333	—	(37,198)	—
Other assets and deferred charges	80	52	37	(96)	73

Total assets	$39,238	$53,841	$491	$(42,475)	$51,095

Liabilities and shareholders’ equity
Accounts payable	$1	$213	$7	$—	$221
Tobacco settlement accruals	—	2,498	—	—	2,498
Due to related party	—	7	—	—	7
Deferred revenue, related party	—	66	—	—	66
Current maturities of long-term debt	448	53	—	—	501
Dividends payable on common stock	656	—	—	—	656
Other current liabilities	3,767	871	40	(3,642)	1,036

Total current liabilities	4,872	3,708	47	(3,642)	4,985
Long-term intercompany notes payable	148	900	490	(1,538)	—
Long-term debt (less current maturities)	12,404	260	—	—	12,664
Long-term deferred income taxes, net	—	9,700	—	(93)	9,607
Long-term retirement benefits (less current portion)	59	1,767	43	—	1,869
Long-term deferred revenue, related party	—	39	—	—	39
Other noncurrent liabilities	44	176	—	—	220
Shareholders’ equity (deficit)	21,711	37,291	(89)	(37,202)	21,711

Total liabilities and shareholders’ equity	$39,238	$53,841	$491	$(42,475)	$51,095

Note 13 — RJR Tobacco Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RJR Tobacco’s $284 million aggregate principal amount of unsecured notes. RAI and RJR have fully and unconditionally, and jointly and severally, guaranteed these notes. The following condensed consolidating financial statements include: the accounts and activities of RAI, the Parent Guarantor; RJR Tobacco, the Issuer; RJR, a Guarantor; other direct and indirect subsidiaries of RAI that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2017
Net sales	$—	$2,376	$—	$587	$(52)	$2,911
Net sales, related party	—	38	—	—	—	38

Net sales	—	2,414	—	587	(52)	2,949
Cost of products sold	—	1,025	—	224	(50)	1,199
Selling, general and administrative expenses, net	15	1,319	(1)	(915)	—	418
Amortization expense	—	4	—	2	—	6

Operating income (loss)	(15)	66	1	1,276	(2)	1,326
Interest and debt expense	147	2	—	20	(20)	149
Interest income	(20)	(1)	—	(1)	20	(2)
Other (income) expense, net	1	1	(11)	3	10	4

Income (loss) before income taxes	(143)	64	12	1,254	(12)	1,175
Provision for (benefit from) income taxes	(75)	38	—	432	—	395
Equity income from subsidiaries	848	643	666	—	(2,157)	—

Net income	$780	$669	$678	$822	$(2,169)	$780

For the Three Months Ended March 31, 2016
Net sales	$—	$2,383	$—	$524	$(45)	$2,862
Net sales, related party	—	55	—	—	—	55

Net sales	—	2,438	—	524	(45)	2,917
Cost of products sold	—	1,017	—	194	(46)	1,165
Selling, general and administrative expenses, net	16	635	—	(186)	—	465
Gain on divestiture	—	—	—	(4,861)	—	(4,861)
Amortization expense	—	4	—	2	—	6

Operating income (loss)	(16)	782	—	5,375	1	6,142
Interest and debt expense	174	—	—	26	(26)	174
Interest income	(26)	(2)	(1)	—	26	(3)
Other (income) expense, net	240	4	(10)	7	11	252

Income (loss) before income taxes	(404)	780	11	5,342	(10)	5,719
Provision for (benefit from) income taxes	(142)	327	—	1,969	—	2,154
Equity income from subsidiaries	3,827	184	656	—	(4,667)	—

Net income	$3,565	$637	$667	$3,373	$(4,677)	$3,565

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2017
Net income	$780	$669	$678	$822	$(2,169)	$780
Other comprehensive income (loss), net of tax:
Retirement benefits	(4)	(3)	(3)	1	5	(4)
Cumulative translation adjustment and other	3	2	3	3	(8)	3

Comprehensive income	$779	$668	$678	$826	$(2,172)	$779

For the Three Months Ended March 31, 2016
Net income	$3,565	$637	$667	$3,373	$(4,677)	$3,565
Other comprehensive income (loss), net of tax:
Retirement benefits	(6)	(6)	(6)	—	12	(6)
Long-term investments	(1)	(1)	(1)	—	2	(1)
Hedging instruments	11	—	—	—	—	11
Cumulative translation adjustment and other	22	21	22	22	(65)	22

Comprehensive income	$3,591	$651	$682	$3,395	$(4,728)	$3,591

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statements of income (unaudited) for the three months ended March 31, 2017, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service credit	$—	$(4)	$—	$—	$—	$(4)	Cost of products sold
Amortization of prior service credit	—	(4)	—	—	—	(4)	Selling, general and administrative expenses, net

	—	(8)	—	—	—	(8)	Operating income (loss)
Deferred taxes	—	4	—	—	—	4	Provision for (benefit from) income taxes

Net of tax	—	(4)	—	—	—	(4)	Net income

Equity loss from subsidiaries	(4)	—	(4)	—	8	—	Equity income from subsidiaries

Total reclassifications	$(4)	$(4)	$(4)	$—	$8	$(4)	Net income

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statements of income (unaudited) for the three months ended March 31, 2016, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service credit	$—	$(5)	$—	$—	$—	$(5)	Cost of products sold
Amortization of prior service credit	—	(5)	—	—	—	(5)	Selling, general and administrative expenses, net

	—	(10)	—	—	—	(10)	Operating income (loss)
Deferred taxes	—	4	—	—	—	4	Provision for (benefit from) income taxes

Net of tax	—	(6)	—	—	—	(6)	Net income

Long-term investments:
Realized gain on long-term investments	—	(3)	—	—	—	(3)	Other (income) expense, net
Deferred taxes	—	1	—	—	—	1	Provision for (benefit from) income taxes

Net of tax	—	(2)	—	—	—	(2)	Net income

Hedging instruments:
Forward starting interest rate contracts	16	—	—	—	—	16	Other (income) expense, net
Amortization of realized loss	1	—	—	—	—	1	Interest and debt expense

	17	—	—	—	—	17	Income (loss) before income taxes
Deferred taxes	(6)	—	—	—	—	(6)	Provision for (benefit from) income taxes

Net of tax	11	—	—	—	—	11	Net income

Cumulative translation adjustment and other:
Derecognition of cumulative translation adjustment	—	—	—	27	—	27	Gain on divestiture

Equity income from subsidiaries	19	27	19	—	(65)	—	Equity income from subsidiaries

Total reclassifications	$30	$19	$19	$27	$(65)	$30	Net income

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2017
Cash flows from operating activities	$646	$2,004	$341	$334	$(1,464)	$1,861

Cash flows from (used in) investing activities:
Capital expenditures	—	(22)	—	(11)	—	(33)
Return of intercompany investments	145	12	535	—	(692)	—
Other, net	53	—	9	11	(72)	1

Net cash flows from (used in) investing activities	198	(10)	544	—	(764)	(32)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(656)	(275)	(740)	(438)	1,453	(656)
Repurchase of common stock	(73)	—	—	—	—	(73)
Dividends paid on preferred stock	(11)	—	—	—	11	—
Distribution of equity	—	(535)	(145)	(12)	692	—
Other, net	(11)	—	—	(61)	72	—

Net cash flows used in financing activities	(751)	(810)	(885)	(511)	2,228	(729)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	3	—	3

Net change in cash and cash equivalents	93	1,184	—	(174)	—	1,103
Cash and cash equivalents at beginning of period	726	670	1	654	—	2,051

Cash and cash equivalents at end of period	$819	$1,854	$1	$480	$—	$3,154

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Three Months Ended March 31, 2016
Cash flows from (used in) operating activities	$(563)	$1,762	$37	$315	$(418)	$1,133

Cash flows from (used in) investing activities:
Capital expenditures	—	(29)	—	(14)	—	(43)
Proceeds from settlement of short-term investments	—	159	—	—	—	159
Proceeds from divestiture	5,014	—	—	—	—	5,014
Return of intercompany investments	412	495	598	—	(1,505)	—
Other, net	20	1	8	11	(39)	1

Net cash flows from (used in) investing activities	5,446	626	606	(3)	(1,544)	5,131

Cash flows from (used in) financing activities:
Dividends paid on common stock	(514)	—	(247)	(160)	407	(514)
Repurchase of common stock	(125)	—	—	—	—	(125)
Early extinguishment of debt	(3,642)	—	—	—	—	(3,642)
Premiums paid for early extinguishment of debt	(206)	—	—	—	—	(206)
Proceeds from termination of interest rate swaps	—	66	—	—	—	66
Debt financing fees	(7)	—	—	—	—	(7)
Excess tax benefit on stock-based compensation plans	26	—	—	—	—	26
Dividends paid on preferred stock	(11)	—	—	—	11	—
Distribution of equity	—	(580)	(412)	(513)	1,505	—
Other, net	(11)	—	—	(28)	39	—

Net cash flows used in financing activities	(4,490)	(514)	(659)	(701)	1,962	(4,402)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	12	—	12

Net change in cash and cash equivalents	393	1,874	(16)	(377)	—	1,874
Cash and cash equivalents at beginning of period	575	809	19	1,164	—	2,567

Cash and cash equivalents at end of period	$968	$2,683	$3	$787	$—	$4,441

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
March 31, 2017
Assets
Cash and cash equivalents	$819	$1,854	$1	$480	$—	$3,154
Accounts receivable	—	15	—	40	—	55
Accounts receivable, related party	—	39	—	—	—	39
Other receivables	431	6	17	4,509	(4,950)	13
Inventories	—	815	—	781	(4)	1,592
Other current assets	17	212	—	65	(44)	250

Total current assets	1,267	2,941	18	5,875	(4,998)	5,103
Property, plant and equipment, net of accumulated depreciation	2	861	—	492	—	1,355
Trademarks and other intangible assets, net of accumulated amortization	—	313	—	29,127	(2)	29,438
Goodwill	—	3,453	9,853	2,686	—	15,992
Long-term intercompany notes receivable	1,336	—	65	138	(1,539)	—
Investment in subsidiaries	33,299	22,263	23,797	—	(79,359)	—
Other assets and deferred charges	69	1,183	11	12	(1,204)	71

Total assets	$35,973	$31,014	$33,744	$38,330	$(87,102)	$51,959

Liabilities and shareholders’ equity
Accounts payable	$2	$151	$—	$22	$—	$175
Tobacco settlement accruals	—	3,013	—	219	—	3,232
Due to related party	—	4	—	—	—	4
Deferred revenue, related party	—	122	—	—	—	122
Current maturities of long-term debt	448	53	—	—	—	501
Dividends payable on common stock	728	—	—	—	—	728
Other current liabilities	458	1,825	3,589	255	(4,998)	1,129

Total current liabilities	1,636	5,168	3,589	496	(4,998)	5,891
Long-term intercompany notes payable	138	—	—	1,402	(1,540)	—
Long-term debt (less current maturities)	12,393	258	—	—	—	12,651
Long-term deferred income taxes, net	—	—	—	10,827	(1,200)	9,627
Long-term retirement benefits (less current portion)	60	1,614	27	131	—	1,832
Long-term deferred revenue, related party	—	29	—	—	—	29
Other noncurrent liabilities	40	160	—	23	—	223
Shareholders’ equity	21,706	23,785	30,128	25,451	(79,364)	21,706

Total liabilities and shareholders’ equity	$35,973	$31,014	$33,744	$38,330	$(87,102)	$51,959

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
December 31, 2016
Assets
Cash and cash equivalents	$726	$670	$1	$654	$—	$2,051
Accounts receivable	—	27	—	39	—	66
Accounts receivable, related party	—	113	—	—	—	113
Other receivables	63	5	38	4,828	(4,924)	10
Inventories	—	812	—	835	(2)	1,645
Other current assets	112	195	—	43	3	353

Total current assets	901	1,822	39	6,399	(4,923)	4,238
Property, plant and equipment, net of accumulated depreciation	2	855	—	491	—	1,348
Trademarks and other intangible assets, net of accumulated amortization	—	317	—	29,129	(2)	29,444
Goodwill	—	3,453	9,853	2,686	—	15,992
Long-term intercompany notes receivable	1,390	—	73	148	(1,611)	—
Investment in subsidiaries	36,865	22,954	23,938	—	(83,757)	—
Other assets and deferred charges	80	1,204	11	13	(1,235)	73

Total assets	$39,238	$30,605	$33,914	$38,866	$(91,528)	$51,095

Liabilities and shareholders’ equity
Accounts payable	$1	$190	$—	$30	$—	$221
Tobacco settlement accruals	—	2,326	—	172	—	2,498
Due to related party	—	7	—	—	—	7
Deferred revenue, related party	—	66	—	—	—	66
Current maturities of long-term debt	448	53	—	—	—	501
Dividends payable on common stock	656	—	—	—	—	656
Other current liabilities	3,767	1,923	2	268	(4,924)	1,036

Total current liabilities	4,872	4,565	2	470	(4,924)	4,985
Long-term intercompany notes payable	148	—	—	1,463	(1,611)	—
Long-term debt (less current maturities)	12,404	260	—	—	—	12,664
Long-term deferred income taxes, net	—	—	—	10,839	(1,232)	9,607
Long-term retirement benefits (less current portion)	59	1,651	28	131	—	1,869
Long-term deferred revenue, related party	—	39	—	—	—	39
Other noncurrent liabilities	44	153	—	23	—	220
Shareholders’ equity	21,711	23,937	33,884	25,940	(83,761)	21,711

Total liabilities and shareholders’ equity	$39,238	$30,605	$33,914	$38,866	$(91,528)	$51,095

Part B: The audited consolidated financial statements for the RAI Group for the years ended 31 December 2016, 2015 and 2014 (the “2016 RAI Financial Statements”)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Reynolds American Inc.:

We have audited the accompanying consolidated balance sheets of Reynolds American Inc. and subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Reynolds American Inc. and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Reynolds American Inc.’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 9, 2017 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Greensboro, North Carolina

February 9, 2017

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in Millions, Except Per Share Amounts)

	For the Years Ended December 31,
	2016	2015	2014
Net sales[1]	$12,277	$10,416	$8,160
Net sales, related party	226	259	311

Net sales	12,503	10,675	8,471
Costs and expenses:
Cost of products sold[1]	4,841	4,688	4,058
Selling, general and administrative expenses	1,931	2,098	1,871
Gain on divestitures	(4,861)	(3,181)	—
Amortization expense	23	18	11
Asset impairment and exit charges	—	99	—

Operating income	10,569	6,953	2,531
Interest and debt expense	626	570	286
Interest income	(8)	(6)	(3)
Other (income) expense, net	260	5	(14)

Income from continuing operations before income taxes	9,691	6,384	2,262
Provision for income taxes	3,618	3,131	817

Income from continuing operations	6,073	3,253	1,445
Income from discontinued operations, net of tax	—	—	25

Net income	$6,073	$3,253	$1,470

Basic income per share:
Income from continuing operations	$4.26	$2.57	$1.36
Income from discontinued operations	—	—	0.02

Net income	$4.26	$2.57	$1.38

Diluted income per share:
Income from continuing operations	$4.25	$2.57	$1.35
Income from discontinued operations	—	—	0.02

Net income	$4.25	$2.57	$1.37

Dividends declared per share	$1.76	$1.39	$1.34

[1]	Excludes excise taxes of $4,343 million, $4,209 million and $3,625 million for the years ended December 31, 2016, 2015 and 2014, respectively.

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Millions)

	For the Years Ended December 31,
	2016	2015	2014
Net income	$6,073	$3,253	$1,470
Other comprehensive income (loss), net of tax (benefit) expense:
Retirement benefits, net of tax (2016 — $(6); 2015 — $32; 2014 — $(178))	(11)	50	(277)
Long-term investments, net of tax (2016 — $10; 2014 — $1)	14	—	2
Hedging instruments, net of tax (2016 — $6; 2015 — $1; 2014 — $1)	11	1	1
Cumulative translation adjustment and other, net of tax (2016 — $6; 2015 — $(12); 2014 — $(15))	10	(25)	(34)

Comprehensive income	$6,097	$3,279	$1,162

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in Millions)

	For the Years Ended December 31,

	2016	2015	2014
Cash flows from (used in) operating activities:
Net income	$6,073	$3,253	$1,470
Income from discontinued operations, net of tax	—	—	(25)
Adjustments to reconcile to net cash flows from (used in) operating activities:
Gain on divestitures	(4,861)	(3,181)	—
Loss on early extinguishment of debt and related expenses	239	—	—
Asset impairment and exit charges, net of cash payments	—	94	—
Depreciation and amortization expense	123	122	106
Deferred income tax expense (benefit)	387	(659)	(180)
Other changes that provided (used) cash:
Accounts and other receivables	24	86	(3)
Inventories	89	31	(154)
Related party, net	(5)	14	—
Accounts payable	42	32	(43)
Accrued liabilities, including other working capital	(160)	(242)	30
Tobacco settlement accruals	(314)	239	92
Pension and postretirement	(415)	91	317
Other, net	58	316	13

Net cash flows from operating activities	1,280	196	1,623

Cash flows from (used in) investing activities:
Capital expenditures	(206)	(174)	(204)
Proceeds from settlement of investments	266	332	4
Acquisition, net of cash acquired	—	(17,220)	—
Proceeds from divestitures	5,015	7,056	—
Proceeds from termination of joint venture	—	—	35
Other, net	3	1	(40)

Net cash flows from (used in) investing activities	5,078	(10,005)	(205)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(2,369)	(1,583)	(1,411)
Repurchase of common stock	(226)	(124)	(440)
Repayments of long-term debt	(500)	(450)	—
Early extinguishment of debt	(3,650)	—	—
Premiums paid for early extinguishment of debt	(207)	—	—
Proceeds from termination of interest rate swaps	66	—	—
Proceeds from BAT Share Purchase	—	4,673	—
Issuance of long-term debt	—	8,975	—
Debt issuance costs and financing fees	(8)	(70)	(79)
Borrowings under revolving credit facility	—	1,400	1,000
Repayments of borrowings under revolving credit facility	—	(1,400)	(1,000)
Excess tax benefit on stock-based compensation plans	28	17	12

Net cash flows from (used in) financing activities	(6,866)	11,438	(1,918)

Effect of exchange rate changes on cash and cash equivalents	(8)	(28)	(34)

Net change in cash and cash equivalents	(516)	1,601	(534)
Cash and cash equivalents at beginning of year	2,567	966	1,500

Cash and cash equivalents at end of year	$2,051	$2,567	$966

Income taxes paid, net of refunds	$3,179	$3,744	$974
Interest paid	$712	$510	$252
Fair value of equity consideration issued in the Lorillard Merger	$—	$7,555	$—

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Millions)

	December 31,

	2016	2015
Assets
Current assets:
Cash and cash equivalents	$2,051	$2,567
Short-term investments	—	149
Accounts receivable	66	68
Accounts receivable, related party	113	38
Other receivables	10	35
Inventories	1,645	1,734
Other current assets	353	564

Total current assets	4,238	5,155
Property, plant and equipment, at cost:
Land and land improvements	95	94
Buildings and leasehold improvements	757	727
Machinery and equipment	2,064	1,967
Construction-in-process	94	110

Total property, plant and equipment	3,010	2,898
Accumulated depreciation	(1,662)	(1,643)

Property, plant and equipment, net	1,348	1,255
Trademarks and other intangible assets, net of accumulated amortization	29,444	29,467
Goodwill	15,992	15,993
Other assets and deferred charges	73	230

	$51,095	$52,100

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$221	$179
Tobacco settlement accruals	2,498	2,816
Due to related party	7	9
Deferred revenue, related party	66	33
Current maturities of long-term debt	501	506
Dividends payable on common stock	656	514
Other current liabilities	1,036	1,234

Total current liabilities	4,985	5,291
Long-term debt (less current maturities)	12,664	16,849
Long-term deferred income taxes, net	9,607	9,204
Long-term retirement benefits (less current portion)	1,869	2,265
Long-term deferred revenue, related party	39	—
Other noncurrent liabilities	220	239
Commitments and contingencies:
Shareholders’ equity:
Common stock (shares issued: 2016 — 1,425,824,955; 2015 — 1,427,341,341)	—	—
Paid-in capital	18,285	18,402
Retained earnings	3,740	188
Accumulated other comprehensive loss	(314)	(338)

Total shareholders’ equity	21,711	18,252

	$51,095	$52,100

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

(Dollars in Millions, Except Per Share Amounts)

	Common Stock	Paid-In Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Loss	Total Shareholders’ Equity
Balance at December 31, 2013	$—	$6,571	$(1,348)	$(56)	$5,167
Net income	—	—	1,470	—	1,470
Retirement benefits, net of $178 tax benefit	—	—	—	(277)	(277)
Long-term investments, net of $1 tax expense	—	—	—	2	2
Hedging instruments, net of $1 tax expense	—	—	—	1	1
Cumulative translation adjustment and other, net of $15 tax benefit	—	—	—	(34)	(34)
Dividends — $1.34 per share	—	—	(1,436)	—	(1,436)
Common stock repurchased	—	(440)	—	—	(440)
Equity incentive award plan and stock-based compensation	—	57	—	—	57
Excess tax benefit on stock-based compensation plans	—	12	—	—	12

Balance at December 31, 2014	—	6,200	(1,314)	(364)	4,522
Net income	—	—	3,253	—	3,253
Retirement benefits, net of $32 tax expense	—	—	—	50	50
Hedging instruments, net of $1 tax expense	—	—	—	1	1
Cumulative translation adjustment and other, net of $12 tax benefit	—	—	—	(25)	(25)
Dividends — $1.39 per share	—	—	(1,751)	—	(1,751)
Issuance of additional shares as Lorillard Merger Consideration	—	7,555	—	—	7,555
Issuance of additional shares for BAT Share Purchase	—	4,673	—	—	4,673
Common stock repurchased	—	(124)	—	—	(124)
Equity incentive award plan and stock-based compensation	—	81	—	—	81
Excess tax benefit on stock-based compensation plans	—	17	—	—	17

Balance at December 31, 2015	—	18,402	188	(338)	18,252
Net income	—	—	6,073	—	6,073
Retirement benefits, net of $6 tax benefit	—	—	—	(11)	(11)
Long-term investments, net of $10 tax expense	—	—	—	14	14
Hedging instruments, net of $6 tax expense	—	—	—	11	11
Cumulative translation adjustment and other, net of $6 tax expense	—	—	—	10	10
Dividends — $1.76 per share	—	—	(2,521)	—	(2,521)
Common stock repurchased	—	(226)	—	—	(226)
Equity incentive award plan and stock-based compensation	—	81	—	—	81
Excess tax benefit on stock-based compensation plans	—	28	—	—	28

Balance at December 31, 2016	$—	$18,285	$3,740	$(314)	$21,711

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Business and Summary of Significant Accounting Policies

Overview

The consolidated financial statements include the accounts of Reynolds American Inc., referred to as RAI, and its wholly owned subsidiaries. RAI’s wholly owned operating subsidiaries include R. J. Reynolds Tobacco Company; Santa Fe Natural Tobacco Company, Inc., referred to as SFNTC; American Snuff Company, LLC, referred to as American Snuff Co.; R. J. Reynolds Vapor Company, referred to as RJR Vapor; Niconovum USA, Inc.; Niconovum AB; and until their sale on January 13, 2016, as described below, SFR Tobacco International GmbH, referred to as SFRTI, and various foreign subsidiaries affiliated with SFRTI.

RAI was incorporated as a holding company in the State of North Carolina on January 2, 2004, and its common stock is listed on the New York Stock Exchange, referred to as the NYSE, under the symbol “RAI.” On July 30, 2004, the U.S. assets, liabilities and operations of Brown & Williamson Tobacco Corporation, now known as Brown & Williamson Holdings, Inc., referred to as B&W, an indirect, wholly owned subsidiary of British American Tobacco p.l.c., referred to as BAT, were combined with R. J. Reynolds Tobacco Company, a wholly owned operating subsidiary of R.J. Reynolds Tobacco Holdings, Inc., referred to as RJR. These July 30, 2004, transactions generally are referred to as the B&W business combination.

References to RJR Tobacco prior to July 30, 2004, relate to R. J. Reynolds Tobacco Company, a New Jersey corporation. References to RJR Tobacco on and subsequent to July 30, 2004 and until June 12, 2015, relate to the combined U.S. assets, liabilities and operations of B&W and R. J. Reynolds Tobacco Company. Concurrent with the completion of the B&W business combination, RJR Tobacco became a North Carolina corporation. References to RJR Tobacco on and subsequent to June 12, 2015, relate to R. J. Reynolds Tobacco Company, a North Carolina corporation, and reflect the effects of the Lorillard Merger and Divestiture, described below.

Proposed Merger with BAT

On January 17, 2017, RAI announced that it had entered into an Agreement and Plan of Merger, referred to as the Merger Agreement, with BAT, BATUS Holdings Inc., a Delaware corporation and a wholly owned subsidiary of BAT, and Flight Acquisition Corporation, a North Carolina corporation and a wholly owned subsidiary of BAT, referred to as Merger Sub. For additional information, see note 22 to consolidated financial statements.

Recent Transactions

On June 12, 2015, RAI acquired Lorillard, Inc., n/k/a Lorillard, LLC, referred to as Lorillard, in a cash and stock transaction, valued at $25.8 billion, referred to as the Lorillard Merger. Also on June 12, 2015, a wholly owned subsidiary, n/k/a ITG Brands, LLC, referred to as ITG, of Imperial Brands, PLC, f/k/a Imperial Tobacco Group, PLC, referred to as Imperial, acquired for approximately $7.1 billion, in a transaction referred to as the Divestiture, certain assets (1) owned by RAI subsidiaries or affiliates relating to the cigarette brands WINSTON, KOOL and SALEM, and (2) owned by Lorillard subsidiaries or affiliates related to the cigarette brand MAVERICK and the “e-vapor” brand blu (including SKYCIG), as well as Lorillard’s owned and leased real property, and certain transferred employees, together with associated liabilities. As a result of the Divestiture, RAI recognized a pre-tax gain of approximately $3.2 billion. Additionally on June 12, 2015, shortly after the completion of the Lorillard Merger, Lorillard Tobacco Company, LLC, a wholly owned subsidiary of Lorillard, referred to as Lorillard Tobacco, merged with and into RJR Tobacco, with RJR Tobacco continuing as the surviving entity, referred to as the Lorillard Tobacco Merger. The statements of financial position and results of operations contained in the consolidated financial statements reflect the results of the Lorillard Merger and Divestiture and related transactions. For additional information on the Lorillard Merger and Divestiture, and related transactions, see note 2 to consolidated financial statements.

On June 12, 2015, concurrently with the completion of the Lorillard Merger and Divestiture, BAT indirectly (through a wholly-owned subsidiary) purchased 77,680,259 shares of RAI common stock, prior to giving effect to RAI’s 2015 two-for-one stock split, referred to as the BAT Share Purchase, for approximately $4.7 billion, which was sufficient for BAT and its subsidiaries collectively to maintain their approximately 42% beneficial ownership of RAI.

On January 13, 2016, RAI, through various subsidiaries, referred to as the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with SFRTI and other international companies that distributed and marketed the brand outside the United States, to JT International Holding BV, referred to as JTI Holding, a subsidiary of Japan Tobacco Inc., referred to as JTI, in an all-cash transaction of approximately $5 billion and recognized a pre-tax gain of approximately $4.9 billion. The transaction did not include the rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks in the U.S. market, U.S. duty-free locations and U.S. territories or in U.S. military outlets, all of which were retained by SFNTC. With this transaction completed, the international rights to nearly all of RAI’s operating companies’ cigarette trademarks are now owned by international tobacco companies. For additional information on the transaction, see note 3.

Operating segments

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The Santa Fe segment consists of the primary operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on January 13, 2016, as described above, SFRTI, and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

RAI’s operating subsidiaries primarily conduct their business in the United States.

Basis of Presentation

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, referred to as GAAP, requires estimates and assumptions to be made that affect the reported amounts in the consolidated financial statements and accompanying notes. Volatile credit and equity markets, changes to regulatory and legal environments, and consumer spending may affect the uncertainty inherent in such estimates and assumptions. Actual results could materially differ from those estimates. All material intercompany balances have been eliminated.

Certain reclassifications were made to conform prior years’ financial statements to the current presentation. Certain amounts presented in note 13 are rounded in the aggregate and may not sum from the individually presented components. All dollar amounts, other than per share amounts, are presented in millions, except for amounts set forth in note 13 and as otherwise noted.

Business Combination

RAI accounts for business combination transactions in accordance with the Financial Accounting Standards Board, referred to as the FASB, Accounting Standards Codification 805, Business Combinations, referred to as ASC 805. RAI allocates the cost of an acquisition to the assets acquired and liabilities assumed based on their fair values as of the acquisition date. Any excess of the purchase price over the estimated fair value of net assets acquired is recorded as goodwill. Determining the fair value of these items requires management’s judgment and may require utilization of independent valuation experts to assist with such valuations. These valuations involve the use of significant estimates and assumptions with respect to the timing and amounts of future cash flows, discount rates, market prices, and asset lives, among other items. The judgments made in the determination of the estimated fair value of the assets acquired and the liabilities assumed as well as the estimated useful life of each asset and the duration of each liability can materially impact the financial statements in periods after the acquisition, such as depreciation, amortization, or in certain situations, impairment charges.

The fair value of acquired intangible assets measured on a nonrecurring basis, was determined based on inputs that are unobservable and significant to the overall fair value measurement. As such, acquired intangible assets are classified as Level 3. RAI engaged the services of a third party valuation expert to assist in determining the fair value of acquired trademarks and customer lists. The acquired trademarks and customer lists were valued utilizing the income approach and were based on a discounted cash flow valuation model. This approach utilized unobservable factors, such as royalty rate, projected revenues and a discount rate, applied to the estimated cash flows. The determination of the discount rate was based on a cost of equity model, using a risk-free rate, adjusted by a stock beta-adjusted risk premium and size premium.

The fair value of acquired long-term debt was determined based on significant inputs that are observable either directly or indirectly, and are quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active. As such, acquired long-term debt is classified as Level 2. RAI engaged the services of a financial institution in determining the fair value of acquired long-term debt. The acquired long-term debt was valued utilizing market quotes, credit spreads and discounted cash flows, as appropriate. RAI performed its own independent valuation to assess the reasonableness of that calculated by the financial institution.

As a market participant, RAI determined the fair value of inventories and property, plant and equipment utilizing internal resources and external experts. The fair value of finished goods inventories was determined using selling price less estimated costs to dispose. The fair value of other inventories, primarily leaf tobacco acquired, was based on recent costs for similar inventory purchased by RAI and its subsidiaries or historical cost as appropriate. To fair value property, plant and equipment, which consisted primarily of machinery used in the manufacture of cigarettes, RAI utilized internal engineering resources and external vendor experts familiar with pricing for similar machinery on the secondary market. The fair value of long-term retirement benefits represents the funded status of the employee benefit plans assumed by RAI in the Lorillard Merger. RAI engaged its actuaries to determine the fair value of the projected benefit obligations at the date of the Lorillard Merger utilizing management’s assumptions and estimates relative to the benefit plans acquired. For the fair value of benefit plan assets, an independent valuation expert was engaged, in addition to internal treasury resources, to project the fair value of the benefit plan assets at the Lorillard Merger date.

For further information related to accounting for the Lorillard Merger and Divestiture, see note 2.

Cash and Cash Equivalents

Cash balances are recorded net of book overdrafts when a bank right-of-offset exists. All other book overdrafts are recorded in accounts payable. Cash equivalents may include money market funds, commercial paper and time deposits in major institutions to minimize investment risk. As short-term, highly liquid investments readily convertible to known amounts of cash, with remaining maturities of three months or less at the time of purchase, cash equivalents have carrying values that approximate fair values.

Fair Value Measurement

RAI determines the fair value of assets and liabilities using a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions based on the best information available in the circumstances.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, essentially an exit price.

The levels of the fair value hierarchy are:

Level 1: inputs are quoted prices, unadjusted, in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: inputs are other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. A Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3: inputs are unobservable and reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

RAI sponsors a number of non-contributory defined benefit pension plans covering certain employees of RAI and its subsidiaries, and holds investments in plan assets to support these obligations. For additional information regarding the fair value of these plan assets, see note 16.

Inventories

Inventories are stated at the lower of cost or market. The cost of RJR Tobacco’s leaf tobacco inventories is determined principally under the last-in, first-out, or LIFO, method and is calculated at the end of each year. The cost of work in process and finished goods includes materials, direct labor, variable costs and overhead and full absorption of fixed manufacturing overhead. Stocks of tobacco, which have an operating cycle that exceeds 12 months due to aging requirements, are classified as current assets, consistent with recognized industry practice. The remaining inventories not valued under LIFO are valued under the first-in, first-out method.

Long-lived Assets

Long-lived assets, such as property, plant and equipment, trademarks and other intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable.

Impairment of the carrying value of long-lived assets would be indicated if the best estimate of future undiscounted cash flows expected to be generated by the asset grouping is less than its carrying value. If an impairment is indicated, any loss is measured as the difference between estimated fair value and carrying value and is recognized in operating income.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Useful lives range from 20 to 50 years for buildings and improvements, and from 3 to 30 years for machinery and equipment. The cost and related accumulated depreciation of assets sold or retired are removed from the accounts and the gain or loss on disposition is recognized in operating income. Depreciation expense was $100 million, $104 million and $95 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Software Costs

Computer software and software development costs incurred in connection with developing or obtaining computer software for internal use that has an extended useful life are capitalized. These costs are amortized over their estimated useful life, which is typically five years or less. The following is a summary of balances and expenses for software costs as of and for the years ended December 31:

Balances:

	2016	2015
Unamortized software costs balance	$49	$37
Software costs — capitalized or included in construction-in-process	27	13

Expenses:

	2016	2015	2014
Software amortization expense	$14	$17	$15

Intangible Assets

Intangible assets include goodwill, trademarks and other intangible assets and are capitalized when acquired. The determination of fair value involves considerable estimates and judgment. In particular, the fair value of a reporting unit involves, among other things, developing forecasts of future cash flows, determining an appropriate discount rate, and when goodwill impairment is implied, determining the fair value of individual assets and liabilities, including unrecorded intangibles. Although RAI believes it has based its impairment testing of its intangible assets on reasonable estimates and assumptions, the use of different estimates and assumptions could result in materially different results. If the current legal and regulatory environment, business or competitive climate worsens, or RAI’s operating companies’ strategic initiatives adversely affect their financial performance, the fair value of goodwill, trademarks and other intangible assets could be impaired in future periods. Goodwill, trademarks and other intangible assets with indefinite lives are not amortized, but are tested for impairment annually, in the fourth quarter, and more frequently if events and circumstances indicate that the asset might be impaired.

Finite lived trademarks and acquired customer lists are amortized using the straight-line method over their remaining useful lives, of 2 to 19 years, consistent with the pattern of economic benefits estimated to be received.

Revenue Recognition

Revenue from product sales is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price to the buyer is fixed or determinable, and collectability is reasonably assured. These criteria are generally met when title and risk of loss pass to the customer. Payments received in advance of shipments are deferred and recorded in other accrued liabilities until shipment occurs. Certain sales of leaf to a related party, considered as bill-and-hold for accounting purposes, are recorded as deferred revenue when all of the above revenue recognition criteria are met except delivery, postponed at the customer’s request. Revenue is subsequently recognized upon delivery. The revenues recorded are presented net of excise tax collected on behalf of government authorities.

Shipping and handling costs are classified as cost of products sold. Net sales include certain sales incentives, including retail discounting, promotional allowances and coupons.

Cost of Products Sold

RJR Tobacco (itself, and as successor by merger to Lorillard Tobacco) and SFNTC are participants in the Master Settlement Agreement, referred to as the MSA, and RJR Tobacco (itself, and as successor by merger to Lorillard Tobacco) is a participant in the other state settlement agreements with the States of Mississippi, Florida, Texas and Minnesota, which together with the MSA are collectively referred to as the State Settlement Agreements. RJR Tobacco’s and SFNTC’s obligations and the related expense charges under these agreements are subject to adjustments based upon, among other things, the volume of cigarettes sold by the operating subsidiaries, their relative market share, and their operating profit and inflation. Since relative market share is based on cigarette shipments, the best estimate of the allocation of charges to RJR Tobacco and SFNTC under these agreements is recorded in cost of products sold as the products are shipped. Included in these adjustments is the MSA non-participating manufacturer adjustment, referred to as the NPM Adjustment, that potentially reduces the annual payment obligation of RJR Tobacco, SFNTC and other participating manufacturers, referred to as the PMs. Adjustments to these estimates are recorded in the period that the change becomes probable and the amount can be reasonably estimated. American Snuff Co. is not a participant in the State Settlement Agreements.

Cost of products sold includes, among other expenses, the expenses for the State Settlement Agreements; the user fees charged by the U.S. Food and Drug Administration, referred to as the FDA; and the federal tobacco quota buyout that expired in 2014. These expenses were as follows for the years ended December 31:

	2016	2015	2014
State Settlement Agreements	$2,727	$2,403	$1,917
FDA user fees	194	174	135
Federal tobacco quota buyout	—	—	163

In 2012, RJR Tobacco, Lorillard Tobacco, SFNTC and certain other participating manufacturers, referred to as the PMs, entered into a term sheet, referred to as the Term Sheet, with 17 states, the District of Columbia and Puerto Rico to settle certain claims related to the NPM Adjustment. The Term Sheet resolved claims related to volume years from 2003 through 2012 and puts in place a revised method to determine future adjustments from 2013 forward. Subsequently, five additional states joined the Term Sheet, including two states that were found to not have diligently enforced their qualifying statutes in 2003. The parties to the Term Sheet represent an allocable share of 49.87%.

In June 2014, two additional states agreed to settle the NPM Adjustment disputes on similar terms as set forth in the Term Sheet, except for certain provisions related to the determination of credits to be received by the PMs. RJR Tobacco and SFNTC, collectively, will receive credits, currently estimated to total approximately $170 million, with respect to their NPM Adjustment claims from 2003 through 2012. The credits related to these two states will be applied against annual payments under the MSA over a five-year period effectively beginning with the April 2014 MSA payment. As a result, expenses for the MSA were reduced by $34 million for the year ended December 31, 2014. As a result of the Lorillard Tobacco Merger, RJR Tobacco will receive approximately $5 million of additional credits, attributable to Lorillard Tobacco, which will be applied against annual MSA payments through 2018.

As a result of meeting the performance requirements associated with the Term Sheet, RJR Tobacco and Santa Fe, collectively, recognized additional credits of $295 million, $282 million and $311 million for the years ended December 31, 2016, 2015 and 2014, respectively. Credits recognized in the years ended December 31, 2016 and 2015, include the benefit of the additional credits received as a result of the Lorillard Tobacco Merger. RJR Tobacco expects to recognize additional credits through 2017.

In September 2013, the Arbitration Panel ruled six states had not diligently enforced their qualifying statutes in 2003 related to the NPM Adjustment. Two of the six states subsequently joined the Term Sheet in 2014. In 2015, three of the states dropped their challenge of the finding of non-diligence and in 2016, the remaining state dropped its challenge. As such, a portion of the potential recovery from those states was certain and estimable, and RJR Tobacco recognized $6 million and $93 million as a reduction of cost of products sold for the years ended December 31, 2016 and 2015, respectively. A final issue regarding the judgment reduction method adopted by the Arbitration Panel was being contested in these four states. In 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari against two states, thus eliminating RJR Tobacco’s remaining recovery from these states. The final outcome in the remaining two states is uncertain.

In October 2015, RJR Tobacco, SFNTC and certain other PMs entered into a settlement agreement, referred to as the NY Settlement Agreement, with the State of New York to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014, providing RJR Tobacco and SFNTC, collectively, with credits, of approximately $290 million, plus interest, subject to meeting various performance obligations. These credits will be applied against annual payments under the MSA over a four-year period, which commenced with the April 2016 MSA payment. RJR Tobacco and Santa Fe, collectively, recognized credits of $95 million and $15 million as a reduction to costs of products sold for the years ended December 31, 2016 and 2015, respectively. In addition, the NY Settlement Agreement put in place a new method to determine future adjustments from 2015 forward as to New York.

For additional information related to the NPM Adjustment settlement, see “— Litigation Affecting the Cigarette Industry — State Settlement Agreements — Enforcement and Validity; Adjustments” in note 13.

Advertising

Advertising costs, which are expensed as incurred, were $80 million, $140 million and $140 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Research and Development

Research and development costs, which are expensed as incurred, were $101 million, $107 million and $88 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Interest and penalties related to uncertain tax positions are accounted for as tax expense. Federal income taxes for RAI and its subsidiaries are calculated on a consolidated basis. State income taxes for RAI and its subsidiaries are primarily calculated on a separate return basis.

RAI accounts for uncertain tax positions which require that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not (a likelihood of more than 50%) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

Stock-Based Compensation

Stock-based compensation expense is recognized for all forms of share-based payment awards, including shares issued to employees under restricted stock units.

Litigation

RAI discloses information concerning litigation for which an unfavorable outcome is more than remote. RAI and its subsidiaries record their legal expenses and other litigation costs and related administrative costs as selling, general and administrative expenses as these costs are incurred. RAI and its subsidiaries will record any loss related to litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. When the reasonable estimate is a range, the recorded loss will be the best estimate within the range. If no amount in the range is a better estimate than any other amount, the minimum amount of the range will be recorded. For additional information related to litigation, see note 13.

Pension and Postretirement

Pension and postretirement benefits require balance sheet recognition of the net asset or liability for the overfunded or underfunded status of defined benefit pension and postretirement benefit plans, on a plan-by-plan basis, and recognition of changes in the funded status in the year in which the changes occur.

Actuarial (gains) losses are changes in the amount of either the benefit obligation or the fair value of plan assets resulting from experience different from that assumed or from changes in assumptions.

Differences between actual results and actuarial assumptions are accumulated and recognized as a mark-to-market adjustment, referred to as an MTM adjustment, to the extent such accumulated net (gains) losses exceed 10% of the greater of the fair value of plan assets or benefit obligations, referred to as the corridor. Net (gains) losses outside the corridor are generally recognized annually as of December 31, or when a plan is remeasured during an interim period.

Prior service costs (credits) of pension benefits, which are changes in benefit obligations due to plan amendments, are amortized on a straight-line basis over the average remaining service period for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees. Prior service costs (credits) of postretirement benefits, which are changes in benefit obligations due to plan amendments, are amortized on a straight-line basis over the expected service period to full eligibility age for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees.

Recently Adopted Accounting Pronouncements

In April 2015, the FASB issued an Accounting Standards Update, referred to as ASU, 2015-03, Simplifying the Presentation of Debt Issuance Costs. The amended guidance requires debt issuance costs to be presented as a direct reduction of the debt liability with which it is associated similar to the way debt discounts are presented. The amended guidance did not change the requirement to amortize the costs as interest expense over the life of the associated debt. At RAI’s election, and as permitted in ASU 2015-15, Interest—Imputation of Interest (Subtopic 835-30), the unamortized debt issuance costs associated with its credit facility are included in other assets and deferred charges in the balance sheets. The guidance, which required retrospective application, was effective for RAI for interim and annual reporting periods, beginning January 1, 2016, and resulted in a $68 million and $92 million reclassification of debt issuance costs for the years ended December 31, 2016 and 2015, respectively. The adoption of the amended guidance did not have an impact on RAI’s results of operations or cash flows.

In April 2015, the FASB issued ASU 2015-05, Internal Use Software, for determining if an arrangement for cloud services includes a license of software. This new guidance does not change the accounting standard for cloud service providers, but does base the criteria for determining if a license of software is part of the arrangement based on the existing guidance. If a license of software is present in the arrangement, the fee associated with the license portion will be capitalized when the criteria for capitalization of internal-use software are met. This guidance was effective for interim and annual periods beginning January 1, 2016. As permitted, RAI adopted the guidance on a prospective basis and, accordingly, its adoption did not have a material impact on RAI’s results of operations, cash flows or financial position.

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement – Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), eliminating the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. The amended guidance, which requires retrospective application, is effective for financial statements issued for the fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. As permitted, RAI adopted this amended guidance as of January 1, 2016, with retrospective application to the fair value hierarchy as of December 31, 2015. As of December 31, 2016, the reduction of Level 2 and Level 3 investments was $785 and $670 million, respectively. The retrospective application resulted in the removal of certain investments classified as Level 2 and Level 3 from the fair value hierarchy, resulting in a reduction of Level 2 and Level 3 investments of $819 million and $679 million, respectively, as of December 31, 2015. The adoption of the amended guidance did not have an impact on RAI’s results of operations, cash flows or financial position. For additional information, see note 16.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes, requiring that all deferred income tax balances in the consolidated balance sheets be classified as non-current. The amended guidance is effective for financial statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. As permitted, RAI adopted the amended guidance as of December 31, 2016, with retrospective application to the consolidated balance sheet as of December 31, 2015. The retrospective application resulted in a reclassification of deferred income taxes, net in current assets to deferred income taxes, net in long-term liabilities of approximately $900 million and $1 billion for the years ended December 31, 2016 and 2015, respectively. The adoption of the amended guidance did not have an impact on RAI’s results of operations or cash flows.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which replaces most existing GAAP revenue recognition guidance. The effective date for adoption of this guidance was subsequently deferred to interim and annual reporting periods beginning after December 15, 2017. In 2016, the FASB issued supplemental implementation guidance related to ASU 2014-09, including:

•	ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which is intended to provide further clarification on the application of the principal versus agent implementation;

•	ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing, which is intended to clarify the guidance for identifying promised goods or services in a contract with a customer;

•	ASU 2016-11, Revenue Recognition (Topic 605) and Derivative and Hedging (Topic 815) – Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting;

•	ASU 2016-12, Revenue Recognition from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients, which amends certain aspects of ASU 2014-09 to address certain implementation issues; and

•	ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which includes thirteen technical corrections and improvements affecting narrow aspects of the guidance issued in ASU 2014-09.

During 2016, RAI substantially completed its assessment of ASU 2014-09 to identify any potential changes in the amount and timing of revenue recognition for its current contracts and the expected impact on its business processes, systems and controls. Based on this assessment, RAI does not expect the adoption of ASU 2014-09 to have a material impact on RAI’s results of operations, cash flows and financial position. The new guidance may be applied retrospectively to each prior period presented (full retrospective method) or retrospectively with the cumulative effect recognized as of the date of initial application (modified retrospective method). RAI is continuing to evaluate the impact of ASU 2014-09 primarily to determine the transition method to utilize at adoption and the additional disclosures required. The new guidance will be adopted effective January 1, 2018.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Liabilities, which supersedes existing guidance to classify equity securities with readily determinable fair values into different categories and requires equity securities to be measured at fair value with changes in the fair value recognized through net income. An entity’s equity investments that are accounted for under the equity method of accounting or result in consolidation of an investee are not included within the scope of this amended guidance. The amendments allow equity investments that do not have readily determinable fair values to be remeasured at fair value either upon the occurrence of an observable price change or upon identification of impairment. The amended guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. As permitted, RAI adopted the amended guidance as of January 1, 2017, and it is not expected to have a material impact on RAI’s results of operations, cash flows and financial position.

In February 2016, the FASB issued ASU 2016-02, Leases, requiring lessees to recognize lease assets and lease liabilities in the balance sheet and disclose key information about leasing arrangements, such as information about variable lease payments and options to renew and terminate leases. The amended guidance will require both operating and finance leases to be recognized in the balance sheet. Additionally, the amended guidance aligns lessor accounting to comparable guidance in Accounting Standard Codification Topic 606, Revenue from Contracts with Customers. The amended guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. RAI expects to adopt the amended guidance in ASU 2016-02 effective January 1, 2019, and is currently early in its assessment of the impact of this new standard. However, if at adoption RAI has similar obligations for leases as it had at December 31, 2016, RAI believes this guidance will not have a material impact on its results of operations, cash flows and financial position. RAI expects to substantially complete its assessment of the new standard during 2017.

In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for employee share-based payment transactions, including accounting for income tax, forfeitures, statutory tax withholding requirements, classifications of awards as either equity or liabilities, and classification of taxes in the statement of cash flows. The amended guidance also requires an entity to record excess tax benefits and deficiencies in the income statement rather than as a change to paid-in capital. The amended guidance is effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. RAI adopted this amended guidance effective January 1, 2017, and determined that it will not have a material impact to RAI’s results of operations, cash flows and financial position. If adoption of this amended guidance occurred in 2016, the primary impact to RAI’s results of operations would have been a reduction in the provision for income taxes of $28 million, $17 million and $12 million, for the years ended December 31, 2016, 2015 and 2014, respectively. Early adoption would have also resulted in a reclassification of cash from financing activities to cash from operations on the statement of cash flows for the same amounts. The impact of the new guidance will be applied prospectively.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses, which replaces the current incurred loss impairment methodology for recognizing credit losses for financial instruments with a methodology that reflects expected credit losses and requires consideration for a broader range of reasonable and supportable information for estimating credit losses. The amended guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2018. RAI has not yet determined if it will adopt this amended guidance earlier than the effective date and has not initiated its assessment of the impact that this guidance will have on its results of operations, cash flows and financial position.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, addressing eight specific cash flow issues in an effort to reduce diversity in practice. The amended guidance is effective for fiscal years beginning after December 31, 2017, and for interim periods within those years. RAI will adopt this amended guidance effective January 1, 2018. The amended guidance will not have a material impact on RAI’s statements of cash flows.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows – Restricted Cash, addressing the diversity in practice that exists regarding the classification and the presentation of changes in restricted cash on the statement of cash flows. The amended guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. The amended guidance does not provide a definition of restricted cash or restricted cash equivalents. The amended guidance is effective for fiscal years beginning after December 15, 2017, and for interim periods within those years. RAI will adopt this amended guidance effective January 1, 2018. The amended guidance will not have a material impact on RAI’s statements of cash flows.

Note 2 — Lorillard Merger, Divestiture and BAT Share Purchase

Lorillard Merger

On June 12, 2015, the Lorillard Merger was completed, with Lorillard surviving as a wholly owned subsidiary of RAI. Each outstanding share of Lorillard common stock was converted into the right to receive (1) 0.2909 of a share of RAI common stock, prior to giving effect to RAI’s 2015 two-for-one stock split, referred to as the stock split, plus (2) $50.50 in cash (the foregoing collectively referred to as the Lorillard Merger Consideration). RAI issued 104,706,847 shares of RAI common stock at a price of $72.15 per share, prior to giving effect to the stock split, to Lorillard shareholders in the Lorillard Merger. After giving effect to the stock split, RAI issued 209,413,694 shares of RAI common stock to Lorillard shareholders in the Lorillard Merger.

As a part of the Lorillard Merger, RAI acquired the premium cigarette brand, NEWPORT, which is the top-selling menthol and second largest selling cigarette brand overall in the United States. In addition to NEWPORT, RAI acquired three additional brand families marketed under the KENT, TRUE and OLD GOLD brand names.

In accordance with ASC 805, the Lorillard Merger was accounted for using the acquisition method of accounting with RAI considered the acquirer of Lorillard. RAI recorded assets acquired, including identifiable intangible assets, and liabilities assumed, from Lorillard at their respective fair values at the date of completion of the Lorillard Merger. The excess of the purchase price over the net fair value of such assets and liabilities was recorded as goodwill.

Purchase Price

The purchase price of $25.8 billion consisted of the Lorillard Merger Consideration together with the payment of certain Lorillard equity awards and certain change of control payments as follows:

Fair value of RAI common stock issued	$7,555
Cash paid to Lorillard shareholders at $50.50 per share	18,205
Cash paid for Lorillard stock options and stock appreciation rights	73

Purchase price	$25,833

Allocation of Purchase Price

The purchase price as allocated to the assets acquired and liabilities assumed in the Lorillard Merger is set forth below:

Final Allocation
Assets
Cash and cash equivalents	$1,058
Short-term investments	347
Accounts and other receivables	47
Inventories	576
Income taxes receivable	135
Other current assets	1,673
Property, plant and equipment	82
Trademarks and other intangible assets	27,443
Goodwill	9,853
Other assets and deferred charges	207

Liabilities
Tobacco settlement accruals	755
Other current liabilities	602
Long-term debt (less current maturities)	3,895
Deferred income taxes, net	9,998
Long-term retirement benefits (less current portion)	274
Other noncurrent liabilities	64

Allocation of purchase price	$25,833

The allocation of the purchase price reflected in the accompanying financial statements was based upon estimates and assumptions. The $9,853 million allocated to goodwill, which was primarily attributable to the establishment of deferred tax liabilities associated with the trademarks acquired and the expected synergies from future growth, was allocated to the RJR Tobacco segment, and is non-deductible for tax purposes.

The results of operations of the acquired Lorillard brands are included in RAI’s consolidated statements of income from the date of acquisition and include $2.7 billion of total net sales for the year ended December 31, 2015, and are included in the RJR Tobacco segment’s financial results. RAI does not maintain discrete financial information on a brand basis in order to determine the impact to net income for the periods presented. In addition, as a result of the acquisition, $9 billion of debt was issued and approximately $3.9 billion of Lorillard Tobacco debt, at fair value, was assumed. The interest expense related to the acquisition was approximately $282 million for the year ended December 31, 2015.

Divestiture

On June 12, 2015, the Divestiture was completed, and ITG acquired the cigarette brands WINSTON, KOOL and SALEM, previously owned by RAI subsidiaries and included in the RJR Tobacco segment, as well as the cigarette brand MAVERICK and the “e-vapor” brand blu (including SKYCIG), previously owned by Lorillard subsidiaries, and other assets and certain liabilities, including inventory, fixed assets and employee benefit plans, for an aggregate purchase price of approximately $7.1 billion. A summary of the pre-tax gain is as follows:

Purchase price	$7,056
Net assets and liabilities divested	(2,026)
Goodwill associated with divested RJR Tobacco brands	(1,849)

Gain on divestiture	$3,181

BAT Share Purchase and Other

In connection with the Lorillard Merger and Divestiture, on July 15, 2014, RAI, BAT, and for limited purposes only, B&W, entered into a subscription and support agreement, referred to as the Subscription Agreement, pursuant to which BAT agreed to subscribe for and purchase, directly or indirectly through one or more of its wholly owned subsidiaries, simultaneously with the completion of the Lorillard Merger and at a price of approximately $4.7 billion in the aggregate, shares of RAI common stock such that BAT, directly or indirectly through its affiliates, would maintain its approximately 42% beneficial ownership in RAI (the foregoing purchase is referred to as the BAT Share Purchase).

On June 12, 2015, concurrently with the completion of the Lorillard Merger and Divestiture and pursuant to the Subscription Agreement, BAT indirectly (through a wholly owned subsidiary) purchased 77,680,259 shares of RAI common stock, prior to giving effect to the stock split, for approximately $4.7 billion, which was sufficient for BAT and its subsidiaries collectively to maintain their approximately 42% beneficial ownership in RAI. Upon completion of the transactions on June 12, 2015, BAT and its subsidiaries collectively owned 301,014,278 shares, prior to giving effect to the stock split, or approximately 42%, of RAI’s outstanding common stock. After giving effect to the stock split, BAT indirectly purchased 155,360,518 shares of RAI common stock, and BAT and its subsidiaries collectively owned 602,028,556 shares of RAI common stock.

RAI financed the cash portion of the Lorillard Merger Consideration and related fees and expenses with (1) the net proceeds from a public offering of $9 billion aggregate principal amount of newly issued RAI senior notes, (2) the proceeds from the Divestiture, (3) the proceeds from the BAT Share Purchase and (4) available cash. Transaction related costs of $54 million and $38 million, for the years ended December 31, 2015 and 2014, respectively, were expensed as incurred and included in selling, general and administrative expenses in RAI’s consolidated statements of income.

Note 3 — Sale of International Rights to the NATURAL AMERICAN SPIRIT Brand

On January 13, 2016, RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States, to JTI Holding in an all-cash transaction of approximately $5 billion and recognized a pre-tax gain of approximately $4.9 billion.

The purchase agreement, dated as of September 28, 2015, between the Sellers and JTI Holding, referred to as the 2015 Purchase Agreement, contains customary representations, warranties and covenants made by the Sellers and JTI Holding, and, for certain provisions, RAI and JTI, and contains indemnification provisions, subject to customary limitations, with respect to these and other matters, including potential litigation relating to specified claims. The 2015 Purchase Agreement also contains a guarantee of Sellers’ obligations by RAI, and a guarantee of JTI Holding’s obligations by JTI. Further, in the 2015 Purchase Agreement, RAI has agreed not to, and agreed to cause its controlled affiliates not to, engage in the business of producing, selling, distributing and developing natural, organic and additive-free combustible tobacco cigarettes and roll-your-own or make-your-own tobacco products outside of the United States, and JTI has agreed not to, and agreed to cause its controlled affiliates not to, engage in the conduct of such business in the United States, in each case, for five years following the closing of the transaction.

The transaction did not include the rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks in the U.S. market, U.S. duty-free locations, and U.S. territories or in U.S. military outlets, all of which have been retained by SFNTC. With this transaction completed, the international rights to nearly all of RAI’s operating companies’ cigarette trademarks are now owned by international tobacco companies.

The components of the pre-tax gain, which was recorded during the year ended December 31, 2016, were as follows:

Purchase price	$5,015
Net assets and liabilities divested	(154)

Gain on divestiture	$4,861

Note 4 — Fair Value Measurement

Fair Value of Financial Assets

Financial assets carried at fair value as of December 31, were as follows:

	2016				2015
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Cash equivalents	$2,006	$—	$—	$2,006	$2,454	$—	$—	$2,454
Short-term investments:
Corporate debt securities	—	—	—	—	—	96	—	96
U.S. Government agency obligations	—	—	—	—	—	43	—	43
Commercial paper	—	—	—	—	—	10	—	10
Other assets and deferred charges:
Auction rate securities	—	—	—	—	—	—	79	79
Mortgage-backed security	—	—	—	—	—	—	10	10
Marketable equity security	—	—	—	—	1	—	—	1
Interest rate swaps	—	—	—	—	—	53	—	53

There were no transfers between the levels during the years ended December 31, 2016 and 2015.

As of December 31, 2015, RAI’s short-term investments included corporate debt securities, U.S. Government agency obligations and commercial paper. The fair value of these investments, classified as Level 2, utilized quoted prices for identical assets in less active markets or quoted prices for similar assets in active markets. The fair value of the interest rate swaps, classified as Level 2, utilized a market approach model using the notional amount of the interest rate swaps and observable inputs of time to maturity and market interest rates. All investments classified as short-term investments as of December 31, 2015, were sold or matured and an immaterial loss was recorded during the year ended December 31, 2016.

As of December 31, 2015, RAI had investments in auction rate securities linked to corporate credit risk, in auction rate securities related to financial insurance companies, and in a mortgage-backed security. The fair value of these investments, each classified as Level 3, was determined with pricing models using inputs that were unobservable and assumptions made by RAI about the assumptions that market participants would use in pricing the assets. In addition, RAI had an investment in a marketable equity security classified as Level 1. During the year ended December 31, 2016, the auction rate securities related to financial insurance companies, the marketable equity security and mortgage-backed security were sold, and an immaterial loss was recognized. The auction rate securities linked to corporate credit risk were called by the issuers at their par value of $95 million. No other-than-temporary impairment losses were recognized for the years ended December 31, 2016 and 2015, respectively. Any unrealized gains and losses, net of tax, related to investments held at December 31, 2015, were included in accumulated other comprehensive loss in RAI’s consolidated balance sheet as of December 31, 2015.

Interest Rate Management

From time to time, RAI and RJR have used interest rate swaps to manage interest rate risk on a portion of their respective debt obligations.

As part of the Lorillard Tobacco Merger, RJR Tobacco assumed fixed to floating interest rate swap agreements that Lorillard Tobacco designated as fair value hedges of its 8.125% notes due in 2019. Under the swap agreements, RJR Tobacco received interest based on a fixed rate of 8.125% and paid interest based on a floating one-month LIBOR rate plus a spread of 4.625%. The net settlement reduced interest expense by approximately $3 million and $13 million for the years ended December 31, 2016 and 2015 respectively. During 2016, RJR Tobacco terminated these interest rate swap agreements and received $66 million in cash. The remaining fair value adjustment of $7 million for the notes designated as the hedging instrument is being amortized as a reduction of interest expense over the expected remaining life of the notes. As of December 31, 2016, RAI, RJR and RJR Tobacco had no outstanding interest rate swaps. See notes 2 and 12 for additional information related to interest rate swap agreements.

Note 5 — Intangible Assets

The changes in the carrying amounts of goodwill by segment were as follows:

	RJR Tobacco	Santa Fe	American Snuff	All Other	Consolidated
Balance as of December 31, 2014
Goodwill	$9,065	$197	$2,501	$44	$11,807
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

Net goodwill balance as of December 31, 2014	5,302	197	2,473	44	8,016
2015 Activity
Lorillard Merger goodwill	9,853	—	—	—	9,853
Divestiture goodwill	(1,849)	—	—	—	(1,849)
Reclassified to assets held for sale[1]	—	—	—	(27)	(27)

Balance as of December 31, 2015
Goodwill	17,069	197	2,501	17	19,784
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

Net goodwill balance as of December 31, 2015	13,306	197	2,473	17	15,993
2016 Activity
Foreign currency translation	—	—	—	(1)	(1)
Balance as of December 31, 2016
Goodwill	17,069	197	2,501	16	19,783
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

Net goodwill balance as of December 31, 2016	$13,306	$197	$2,473	$16	$15,992

[1]	Related to the sale of international rights to the NATURAL AMERICAN SPIRIT brand. See note 3.

The changes in the carrying amounts of indefinite-lived intangible assets by segment not subject to amortization were as follows:

	RJR Tobacco		Santa Fe	American Snuff	All Other	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other	Trademarks	Other
Balance as of December 31, 2014	$977	$99	$155	$1,136	$4	$2,268	$103
Trademarks acquired in Lorillard Merger	27,193	—	—	—	—	27,193	—
Trademarks divested	(344)	—	—	—	—	(344)	—
Other intangibles divested	—	(12)	—	—	—	—	(12)
Reclassified to assets held for sale[1]	—	—	(19)	—	(4)	(19)	(4)

Balance as of December 31, 2015	27,826	87	136	1,136	—	29,098	87

Balance as of December 31, 2016	$27,826	$87	$136	$1,136	$—	$29,098	$87

[1]	Related to the sale of international rights to the NATURAL AMERICAN SPIRIT brand. See note 3.

The changes in the carrying amounts of finite-lived intangible assets by segment subject to amortization were as follows:

	RJR Tobacco		American Snuff	All Other	Consolidated
	Trademarks	Other	Trademarks	Other	Trademarks	Other
Balance as of December 31, 2013	$18	$20	$8	$—	$26	$20
Amortization	(6)	(4)	(1)	—	(7)	(4)
Acquisition	—	15	—	—	—	15

Balance as of December 31, 2014	12	31	7	—	19	31
Trademarks acquired in Lorillard Merger	10	—	—	—	10	—
Customer lists acquired in Lorillard Merger	—	240	—	—	—	240
Amortization	(5)	(12)	(1)	—	(6)	(12)

Balance as of December 31, 2015	17	259	6	—	23	259
Intercompany transfer	—	(13)	—	13	—	—
Amortization	(5)	(17)	(1)	—	(6)	(17)

Balance as of December 31, 2016	$12	$229	$5	$13	$17	$242

Details of finite-lived intangible assets were as follows:

	December 31, 2016			December 31, 2015
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Customer lists	$240	$(19)	$221	$240	$(7)	$233
Contract manufacturing agreement	151	(143)	8	151	(139)	12
Trademarks	124	(107)	17	124	(101)	23
Other intangibles	15	(2)	13	15	(1)	14

	$530	$(271)	$259	$530	$(248)	$282

The remaining amortization expense associated with finite-lived intangible assets is expected to be as follows:

Year	Amount
2017	$23
2018	22
2019	16
2020	15
2021	14
Thereafter	169

$259

The impairment testing of trademarks in the fourth quarters of 2016, 2015 and 2014 assumed a rate of decline in projected net sales of certain brands, comparable with that assumed in RAI’s strategic plan. The fair value of trademarks used in impairment testing was determined by an income approach using a discounted cash flow valuation model under a relief from royalty methodology. The relief-from-royalty model includes the estimates of the royalty rate that a market participant might assume, projected revenues and judgment regarding the discount rate applied to those estimated cash flows, with that discount rate being 10.0% during 2016, 2015 and 2014. The determination of the discount rate was based on a cost of equity model, using a risk-free rate, adjusted by a stock beta-adjusted risk premium and a size premium. As a result of these analyses, an impairment charge is recognized if the carrying value of a trademark exceeds its estimated fair value. No impairment charges were indicated for 2016, 2015 or 2014.

For the annual impairment testing of the goodwill of RAI’s reporting units, each reporting unit’s estimated fair value was compared with its carrying value. A reporting unit is an operating segment or one level below an operating segment. The determination of estimated fair value of each reporting unit was calculated primarily utilizing an income approach model, based on the present value of the estimated future cash flows of the reporting unit assuming a discount rate during each of 2016, 2015 and 2014 of 9.75% for each of RJR Tobacco and American Snuff and 10.25% for Santa Fe. The determination of the discount rate was based on a weighted average cost of capital. Additionally, the aggregate estimated fair value of the reporting units, determined with the use of the income approach model, was compared with RAI’s market capitalization. The estimated fair value of each reporting unit was substantially greater than its respective carrying value.

Note 6 — Asset Impairment and Exit Charges

In 2015, RAI announced that certain of its operating companies consolidated manufacturing operations for the VUSE Digital Vapor Cigarette. In addition to in-house production at RJR Tobacco’s manufacturing facility, certain production of VUSE Solo cartridges was previously performed for RJR Vapor at a contractor’s facility in Kansas. Since the fourth quarter of 2015, all production of VUSE Solo cartridges is performed at RJR Tobacco’s facility, pursuant to a services agreement between RJR Tobacco and RJR Vapor. As a result of this consolidation, pre-tax asset impairment and exit charges of $99 million, consisting primarily of equipment, were recorded in the consolidated statements of income for the year ended December 31, 2015, and were allocated to All Other.

Note 7 — Income Per Share

The components of the calculation of income per share were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Income from continuing operations	$6,073	$3,253	$1,445
Income from discontinued operations	—	—	25

Net income	$6,073	$3,253	$1,470

Basic weighted average shares, in thousands	1,426,987	1,264,182	1,066,320
Effect of dilutive potential shares:
Restricted stock units	2,946	3,533	3,620

Diluted weighted average shares, in thousands	1,429,933	1,267,715	1,069,940

Note 8 — Inventories

The major components of inventories at December 31 were as follows:

	2016	2015
Leaf tobacco	$1,436	$1,495
Other raw materials	77	110
Work in process	81	88
Finished products	165	173
Other	25	22

Total	1,784	1,888
LIFO allowance	(139)	(154)

	$1,645	$1,734

Inventories valued under the LIFO method were $791 million and $922 million at December 31, 2016 and 2015, respectively, net of the LIFO allowance. The LIFO allowance reflects the excess of the current cost of LIFO inventories at December 31, 2016 and 2015, over the amount at which these inventories were carried on the consolidated balance sheets. RAI recognized income of $15 million, $50 million and $2 million from LIFO inventory changes during 2016, 2015, and 2014, respectively.

Note 9 — Other Current Liabilities

Other current liabilities at December 31 included the following:

	2016	2015
Payroll and employee benefits	$268	$210
Pension and postretirement benefits	89	91
Marketing and advertising	155	213
Excise, franchise and property tax	172	217
Other	352	503

	$1,036	$1,234

Note 10 — Income Taxes

The components of the provision for income taxes from continuing operations for the years ended December 31 were as follows:

	2016	2015	2014
Current:
Federal	$2,794	$3,313	$809
State and other	437	477	188

	3,231	3,790	997

Deferred:
Federal	350	(597)	(151)
State and other	37	(62)	(29)

	387	(659)	(180)

	$3,618	$3,131	$817

Significant components of deferred tax assets and liabilities for the years ended December 31 included the following:

	2016	2015
Deferred tax assets:
Pension and postretirement liabilities	$759	$916
Tobacco settlement accruals	955	1,088
Other accrued liabilities	169	175
Other noncurrent liabilities	210	283

Subtotal	2,093	2,462
Less: valuation allowance	—	(8)

	2,093	2,454

Deferred tax liabilities:
LIFO inventories	(257)	(266)
Property and equipment	(290)	(259)
Trademarks and other intangibles	(10,972)	(11,002)
Other	(181)	(131)

	(11,700)	(11,658)

Net deferred tax asset (liability)	$(9,607)	$(9,204)

RAI had no federal capital loss carryforwards at December 31, 2016 and 2015, respectively.

As of December 31, 2016, no valuation allowance was established on deferred tax assets as RAI believes it is more likely than not that the deferred tax assets will be realized through the generation of future taxable income. At December 31, 2015, RAI had recorded a valuation allowance of $8 million to fully offset the deferred tax assets attributable to its Puerto Rico subsidiaries. In 2016, reorganization of the Puerto Rico business in connection with the Lorillard Merger and Divestiture resulted in the $8 million valuation allowance being reversed.

Pre-tax income for domestic and foreign continuing operations for the years ended December 31 consisted of the following:

	2016	2015	2014
Domestic (includes U.S. exports)	$9,610	$6,342	$2,235
Foreign	81	42	27

	$9,691	$6,384	$2,262

The differences between the provision for income taxes from continuing operations and income taxes computed at statutory U.S. federal income tax rates for the years ended December 31 were as follows:

	2016	2015	2014
Income taxes computed at the statutory U.S. federal income tax rate	$3,392	$2,233	$792
State and local income taxes, net of federal tax benefits	306	235	107
Domestic manufacturing deduction	(114)	(104)	(80)
Nondeductible goodwill	9	761	—
Other items, net	25	6	(2)

Provision for income taxes from continuing operations	$3,618	$3,131	$817

Effective tax rate	37.3%	49.0%	36.1%

The effective tax rate for 2016 was impacted by the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States. The effective tax rate for 2015 was unfavorably impacted by an increase in tax attributable to nondeductible acquisition costs, nondeductible goodwill in the amount of $1,849 million associated with the Divestiture and an increase in uncertain tax positions, offset by a decrease in tax attributable to the release of a valuation allowance in the amount of $37 million and a reduction in state income taxes. The effective tax rate for 2014 was favorably impacted by a decrease in uncertain tax positions related to a federal audit settlement and an increase in the domestic manufacturing deduction, partially offset by an increase in tax attributable to nondeductible acquisition costs. The effective tax rate for each period differed from the federal statutory rate of 35% due to the domestic manufacturing deduction, state income taxes and certain nondeductible items.

The audit of the 2010 and 2011 tax years by the Internal Revenue Service was closed in 2014. A tax benefit of $25 million attributable to a decrease in uncertain tax positions was recorded in discontinued operations.

On December 19, 2014, the Tax Increase Prevention Act of 2014, referred to as the TIPA, was signed into law. The TIPA retroactively reinstated and extended the Federal Research and Development Tax Credit from January 1, 2014 to December 31, 2014. The impact of the TIPA did not significantly impact RAI’s annual effective income tax rate in 2014.

On December 18, 2015, the Protecting Americans from Tax Hikes (PATH) Act, was signed into law. The PATH Act extends the research credit permanently, retroactive to January 1, 2015. The PATH Act did not significantly impact RAI’s annual effective income tax rate in 2015.

At December 31, 2016, there were $393 million of accumulated and undistributed foreign earnings. Of this amount, RAI has invested $15 million and has plans to invest an additional $52 million overseas. RAI has recorded either current or deferred income taxes related to the $326 million of accumulated foreign earnings in excess of its historical and planned overseas investments.

The components of deferred tax benefits included in accumulated other comprehensive loss for the years ended December 31 were as follows:

	2016	2015
Retirement benefits	$215	$209
Long-term investments	—	10
Hedging instruments	—	6
Cumulative translation adjustment and other	25	31

	$240	$256

The accruals for gross unrecognized income tax benefits, including interest and penalties, reflected in other noncurrent liabilities for the years ended December 31 were as follows:

	2016	2015
Unrecognized tax benefits	$118	$97
Accrued interest	13	17
Accrued penalties	7	8

	$138	$122

A reconciliation of the gross unrecognized income tax benefits is as follows:

	2016	2015	2014
Balance at beginning of year	$97	$27	$62
Gross increases related to current period tax positions	30	28	5
Gross increases related to tax positions in prior periods	3	46	—
Gross decreases related to tax positions in prior periods	(3)	(1)	(31)
Gross decreases related to audit settlements	(2)	—	(6)
Gross decreases related to lapse of applicable statute of limitations	(7)	(3)	(3)

Balance at end of year	$118	$97	$27

At December 31, 2016, $92 million of unrecognized income tax benefits including interest and penalties, if recognized, would decrease RAI’s effective tax rate.

For the year ended December 31, 2016, the gross increases in unrecognized income tax benefits related to tax positions in the current period are primarily attributable to the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States.

RAI and its subsidiaries are subject to income taxes in the United States, certain foreign jurisdictions and multiple state jurisdictions. A number of years may elapse before a particular matter, for which RAI has established an accrual, is audited and finally resolved. The number of years with open tax audits varies depending on the tax jurisdiction.

RAI and its subsidiaries file income tax returns in the U.S. federal and various state and foreign jurisdictions. The U.S. federal statute of limitations remains open for the year 2013 and forward. State and foreign jurisdictions have statutes of limitations generally ranging from three to five years. Certain of RAI’s state tax returns are currently under examination by various states as part of routine audits conducted in the ordinary course of business.

Note 11 — Credit Agreement

Credit Agreement

In December 2014, RAI entered into a credit agreement, referred to as the Credit Agreement, with a syndicate of lenders, providing for a five-year, $2 billion senior unsecured revolving credit facility, which may be increased to $2.35 billion at the discretion of the lenders upon the request of RAI. The Credit Agreement replaced RAI’s four-year, $1.35 billion senior unsecured revolving credit facility dated October 8, 2013.

Subject to certain conditions, RAI is able to use the revolving credit facility under the Credit Agreement for borrowings and issuances of letters of credit at its option, subject to a $300 million sublimit on the aggregate amount of letters of credit. Issuances of letters of credit reduce availability under such revolving credit facility.

The original maturity date of the Credit Agreement was December 18, 2019. Pursuant to the maturity date extension provision of the Credit Agreement, the requisite lenders have agreed on two separate occasions upon RAI’s request, to extend the maturity date of the Credit Agreement by 12 months. Pursuant to the Credit Agreement’s second and sole remaining maturity date extension provision, the lenders agreed, in November 2016 and at RAI’s request, to extend the maturity date of the Credit Agreement by 12 months, to December 18, 2021. In connection with the maturity date extension, RAI and its guarantor subsidiaries entered into a second amendment to the Credit Agreement, dated November 4, 2016, with additional provisions added to address new European economic area regulations that give European bank regulators powers to eliminate, convert to equity or otherwise modify failing European financial institutions’ unsecured liabilities, including loan commitments.

The Credit Agreement contains certain customary restrictive covenants, and two financial covenants – a consolidated leverage ratio covenant and a consolidated interest coverage ratio covenant. The Credit Agreement contains customary events of default, including upon a change in control, as defined therein, which could result in the acceleration of all amounts and cancellation of all commitments outstanding under the Credit Agreement.

The lenders’ obligations under the Credit Agreement to fund borrowings are subject to the accuracy of RAI’s representations and warranties and the absence of any default, provided, however, that the accuracy of RAI’s representation as to the absence of any material adverse effect, as defined in the Credit Agreement, is not a condition to borrowing for the purpose of refinancing any maturing commercial paper.

Under the terms of the Credit Agreement, RAI is required to pay a facility fee per annum of between 0.100% and 0.275%, based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, on the lender commitments in respect of the revolving credit facility thereunder.

Borrowings under the Credit Agreement bear interest, at the option of RAI, at a rate equal to an applicable margin based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, plus:

•	the alternate base rate, which is the higher of (1) the federal funds effective rate from time to time plus 0.5%, (2) the prime rate and (3) the reserve adjusted eurodollar rate for a one month interest period plus 1%; or

•	the eurodollar rate, which is the reserve adjusted rate at which eurodollar deposits for one, two, three or six months are offered in the interbank eurodollar market.

Overdue principal outstanding under the revolving credit facility under the Credit Agreement bears interest at a rate equal to the rate then in effect with respect to such borrowings, plus 2.0% per annum. Any amount besides principal that becomes overdue bears interest at a rate equal to 2.0% per annum in excess of the rate of interest applicable to base rate loans.

Certain of RAI’s subsidiaries, including its Material Subsidiaries, as defined in the Credit Agreement, have guaranteed, on an unsecured basis, RAI’s obligations under the Credit Agreement. Under the Credit Agreement, any new Material Subsidiary of RAI must be added as a guarantor of the Credit Agreement.

As of December 31, 2016, there were no outstanding borrowings and $6 million of letters of credit outstanding under the Credit Agreement.

Bridge Facility

In September 2014, RAI entered into a bridge credit agreement, referred to as the Bridge Facility, with a syndicate of lenders, for the purpose of financing a portion of the Lorillard Merger Consideration. RAI issued notes, in lieu of borrowing any funds under the Bridge Facility, to finance part of the cash portion of the Lorillard Merger Consideration. By its terms, the Bridge Facility terminated on June 12, 2015. All associated fees were fully amortized by June 30, 2015. Amortization and fees related to the Bridge Facility were $48 million and $39 million for the years ended December 31, 2015 and 2014, respectively, and were included in interest and debt expense.

Note 12 — Long-Term Debt

Information, including a schedule of maturities, regarding RAI’s and RJR Tobacco’s long-term debt is provided below:

RAI and RJR Tobacco Long-Term Debt

	For the years ended December 31,
	2016	2015
RAI
3.500% notes due 08/04/2016	$—	$415
6.750% notes due 06/15/2017	—	700
2.300% notes due 08/21/2017	447	447
7.750% notes due 06/01/2018	—	250
2.300% notes due 06/12/2018	1,250	1,250
8.125% notes due 06/23/2019*	669	669
6.875% notes due 05/01/2020	641	641
3.250% notes due 06/12/2020	771	1,250
4.000% notes due 06/12/2022	1,000	1,000
3.250% notes due 11/01/2022	158	1,100
3.750% notes due 05/20/2023	30	474
4.850% notes due 09/15/2023	550	550
4.450% notes due 06/12/2025	2,500	2,500
5.700% notes due 08/15/2035	750	750
7.250% notes due 06/15/2037	450	450
8.125% notes due 05/01/2040	237	237
7.000% notes due 08/04/2041	240	240
4.750% notes due 11/01/2042	173	1,000
6.150% notes due 09/15/2043	550	550
5.850% notes due 08/15/2045	2,250	2,250

Total principal	12,666	16,723
Fair value adjustments	282	348
Unamortized discounts	(28)	(37)
Unamortized debt issuance costs	(68)	(92)

Total RAI long-term debt at carrying value	$12,852	$16,942

	For the years ended December 31,
	2016	2015
RJR Tobacco
3.500% notes due 08/04/2016	$—	$85
2.300% notes due 08/21/2017	53	53
8.125% notes due 06/23/2019*	81	81
6.875% notes due 05/01/2020	109	109
3.750% notes due 05/20/2023	19	26
8.125% notes due 05/01/2040	13	13
7.000% notes due 08/04/2041	9	10

Total principal	284	377
Fair value adjustments	29	36

Total RJR Tobacco long-term debt at carrying value	$313	$413

Total long-term debt at carrying value	$13,165	$17,355
Less current maturities of long-term debt at carrying value	501	506

Total long-term debt (less current maturities) at carrying value	$12,664	$16,849

*	The interest rate payable on these notes generally is subject to adjustment from time to time (as detailed in the form of these notes) based upon the credit rating assigned to these notes, provided that in no event will (1) the interest rate for these notes be reduced below 8.125% or (2) the total increase in the interest rate on these notes exceed 2.0% above 8.125%.

During the year ended December 31, 2016, RJR Tobacco repurchased $8 million of its outstanding notes. As of December 31, 2016, the maturities of RAI’s and RJR Tobacco’s notes, excluding fair value adjustments and unamortized discounts and debt issuance costs, were as follows:

Year	RAI	RJR Tobacco	Total
2017	$447	$53	$500
2018	1,250	—	1,250
2019	669	81	750
2020	1,412	109	1,521
2022 and thereafter	8,888	41	8,929

	$12,666	$284	$12,950

Fair Value of Debt

The estimated fair value of RAI’s outstanding consolidated debt, in the aggregate, was $14.3 billion and $18.2 billion as of December 31, 2016 and 2015, respectively, with an effective annual interest rate of approximately 5.0% and 4.6% for the years ended December 31, 2016 and 2015, respectively. The fair value is derived from a third party pricing source and is classified in Level 2 of the fair value hierarchy.

Termination of Interest Rate Swap Agreements

On June 12, 2015, RJR Tobacco assumed the interest rate swap agreements associated with the 8.125% Lorillard Tobacco Notes due June 23, 2019. The interest rate swap agreements qualified for hedge accounting and were designated as fair value hedges at the date of the Lorillard Merger. Under the swap agreements, RJR Tobacco received a fixed rate settlement and paid a variable rate settlement with the difference recorded in interest expense. During 2016, RJR Tobacco terminated these interest rate swap agreements. The remaining fair value adjustment of $7 million for the 8.125% notes due June 23, 2019, is being amortized as a reduction of interest expense over the expected remaining life of the notes.

See note 2 for additional information on the Lorillard Merger and note 4 for additional information on interest rate management.

Tender Offer and Redemption

RAI completed a cash tender offer for an aggregate purchase price of $2.81 billion (excluding accrued and unpaid interest to, but not including, the settlement date of February 22, 2016, and excluding related fees and expenses), referred to as the Tender Cap, for certain of its outstanding notes listed in the table below, collectively referred to as the Tender Notes.

RAI accepted for purchase $2.69 billion in aggregate principal amount of Tender Notes validly tendered and not validly withdrawn on or prior to 5 p.m., New York City time, on February 18, 2016, referred to as the Early Tender Date. On February 22, 2016, RAI paid, with cash on hand, aggregate consideration of $2.81 billion (including a premium of approximately $118 million, but excluding accrued and unpaid interest) for such Tender Notes accepted for purchase. In addition, RAI recognized $22 million of unamortized discount and unamortized debt issuance costs related to the Tender Notes as a loss on early extinguishment of debt.

RAI accepted for purchase 100% of the Tender Notes validly tendered and not validly withdrawn for the series listed in the table below in acceptance priority levels 1 through 3. Due to oversubscription, RAI accepted for purchase Tender Notes validly tendered and not validly withdrawn for the series listed in the table below in acceptance priority level 4 on a pro rata basis in accordance with the proration procedures described in the tender offer documents. RAI did not accept for purchase any of the Tender Notes for the series listed in the table below in acceptance priority levels 5 through 7.

Title of Security	Acceptance Priority Level	Principal Amount Tendered at Expiration	Principal Amount of Tender Notes Accepted for Purchase	Percentage of Outstanding Tender Notes Purchased
4.750% Senior Notes due 2042	1	$827	$827	82.71%
3.250% Senior Notes due 2022	2	942	942	85.59%
3.750% Senior Notes due 2023	3	444	444	93.76%
3.250% Senior Notes due 2020[1]	4	1,039	479	38.34%
4.000% Senior Notes due 2022	5	766	—	0.00%
4.450% Senior Notes due 2025	6	1,773	—	0.00%
4.850% Senior Notes due 2023	7	416	—	0.00%

1	Series Prorated

Since aggregate consideration payable to holders of Tender Notes validly tendered and not validly withdrawn exceeded the Tender Cap on or prior to the Early Tender Date, RAI did not accept for purchase any additional tenders of Tender Notes made after the Early Tender Date.

In May 2012, RAI entered into forward starting interest rate contracts with an aggregate notional amount of $1 billion. RAI designated those derivatives as cash flow hedges of a future debt issuance. In October 2012, RAI completed the sale of notes that had been forecasted, and the 3.250% Tender Notes due 2022 and the 4.750% Tender Notes due 2042 were designated as the hedged instruments under these derivative contracts. The forward starting interest rate contracts were immediately terminated, and the effective portion of the loss incurred was recorded in accumulated other comprehensive loss in the consolidated balance sheets and was amortized over the life of the related debt. The amount of 3.250% Tender Notes due 2022 and the 4.750% Tender Notes due 2042 repurchased in the tender offer exceeded the original notional amount of the forward starting interest rate contracts and, accordingly, the remaining unamortized loss related to the forward starting interest rate contracts of $16 million was recognized as expense upon completion of the tender offer.

The 3.750% Tender Notes due 2023 have a carrying value that exceeds face value as these notes, which were assumed in the Lorillard Tobacco Merger, were recorded at fair value in purchase accounting. Approximately 94% of this fair value adjustment, or $11 million, which represents the proportional amount of Tender Notes repurchased in this series, was recognized as part of the loss on early extinguishment of debt.

Pursuant to its previously announced redemption call, on March 5, 2016, RAI redeemed all $700 million outstanding aggregate principal amount of its 6.750% Senior Notes due 2017 and all $250 million outstanding aggregate principal amount of its 7.750% Senior Notes due 2018. In connection with the redemption, RAI recorded a loss on early extinguishment of debt of $90 million, which consisted of $88 million in make-whole premiums paid to noteholders as part of the redemption and $2 million for unamortized discount and unamortized debt issuance costs related to the redeemed notes.

In 2009, RAI and RJR entered into offsetting floating to fixed interest rate swap agreements with the same financial institution that held certain fixed to floating interest rate swaps for the same notional amount. The swaps were designated as fair value hedges. In September 2011, the original and offsetting interest rate swap agreements were terminated with the carrying value of the hedged debt reflecting a fair value adjustment treated as a premium, at the date of termination. At that point, RAI began amortizing the fair value adjustment. As of December 31, 2015, the $700 million of 6.750% notes due 2017 represented the remaining debt that had been hedged with these interest rate swap agreements. Upon the redemption of these notes, the remaining unamortized fair value adjustment for the terminated swaps of $25 million was recognized and, accordingly, reduced the loss on early extinguishment of debt.

In the aggregate, expenses related to the cash tender offer and redemption of approximately $239 million, which included legal and bank fees of approximately $7 million, were recognized in other (income) expense, net in the consolidated statements of income for the year ended December 31, 2016.

New Notes

On June 12, 2015, RAI completed an underwritten public offering of $9.0 billion aggregate principal amount of its senior notes. The proceeds from this offering were used to fund part of the cash portion of the Lorillard Merger Consideration, the unpaid fees and expenses incurred in connection with the Lorillard Merger and related transactions, and the payment of certain Lorillard equity awards and certain change of control payments, also in connection with the Lorillard Merger.

The notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by certain of RAI’s subsidiaries, including its material domestic subsidiaries, which are the same guarantors that guarantee its other outstanding senior notes and its Credit Agreement. RAI may redeem the notes in whole or in part at any time at the applicable redemption price. If RAI experiences specific kinds of changes of control, accompanied by a certain credit ratings downgrade of any series of the notes, RAI must offer to repurchase such series.

Lorillard Tobacco Notes; Exchange Offers and Consent Solicitations

Immediately prior to the Lorillard Merger, Lorillard Tobacco had outstanding an aggregate of $3.5 billion in principal amount of senior unsecured notes in seven series, referred to as the Lorillard Tobacco Notes, all of which were guaranteed by Lorillard. In connection with the Lorillard Tobacco Merger, RJR Tobacco assumed Lorillard Tobacco’s obligations under the Lorillard Tobacco Notes and the indenture governing the Lorillard Tobacco Notes, referred to as the Lorillard Tobacco Indenture, and RJR assumed Lorillard’s obligations as guarantor under the Lorillard Tobacco Notes and the Lorillard Tobacco Indenture.

On June 11, 2015, RAI commenced (1) private offers to exchange, referred to as the Exchange Offers, any and all (to the extent held by eligible holders) of the Lorillard Tobacco Notes for a series of new RAI senior notes, referred to as the Exchange Notes, having the same interest payment and maturity dates and interest rate provisions as the corresponding series of Lorillard Tobacco Notes, and (2) related consent solicitations, referred to as the Consent Solicitations, of the eligible holders of each series of Lorillard Tobacco Notes to amend the Lorillard Tobacco Indenture, with such amendments referred to as the Indenture Amendments. Eligible holders who validly tendered, and did not validly withdraw, their Lorillard Tobacco Notes in the Exchange Offers (and thereby gave, and did not validly revoke, their consents to the Indenture Amendments) received, upon settlement of the Exchange Offers and Consent Solicitations on July 15, 2015, Exchange Notes in the same principal amount as the Lorillard Tobacco Notes tendered therefor plus a consent payment of $2.50 per $1,000 principal amount of Lorillard Tobacco Notes tendered. Lorillard Tobacco Notes in the aggregate principal amount of $3.1 billion were tendered in the Exchange Offers.

RJR Tobacco is the principal obligor of the Lorillard Tobacco Notes that were not tendered in the Exchange Offers and that remain outstanding, and currently RAI and RJR are the guarantors of such notes. The Exchange Notes are the principal obligations of RAI and are guaranteed by the same guarantors as RAI’s other outstanding senior notes. Unlike RAI’s outstanding senior notes, the Lorillard Tobacco Notes (with a limited exception for the 3.75% Lorillard Tobacco Notes due 2023) are not redeemable at the option of the issuer prior to maturity.

The Exchange Notes were issued in a private offering exempt from, or not subject to, the registration requirements of the Securities Act of 1933, referred to as the 1933 Act. Pursuant to a registration rights agreement it had entered into, RAI subsequently conducted, in 2015, registered offers to exchange any and all (to the extent held by eligible holders) of the Exchange Notes for its newly issued notes registered under the 1933 Act, referred to as the Registered Notes. Of the total aggregate principal amount of Exchange Notes outstanding, 99.7% were exchanged for Registered Notes in the registered exchange offers. Each series of Registered Notes is substantially identical to the Exchange Notes of the corresponding series, except that, among other things, certain additional interest provisions pertaining to the Exchange Notes do not apply to the Registered Notes. The Registered Notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by the same RAI subsidiaries that guarantee RAI’s other outstanding senior notes and its Credit Agreement. Any guarantor that is released from its guarantee under the Credit Agreement, or any replacement or refinancing thereof, also will be released automatically from its guarantee of the Registered Notes and

RAI’s other outstanding notes. RAI may redeem the Registered Notes, in whole or in part, at any time at the applicable redemption price. If RAI experiences specific kinds of change of control, accompanied by a certain credit rating downgrade of any series of Registered Notes, RAI must offer to repurchase such series.

In addition, in connection with the Consent Solicitations, RAI received the requisite number of consents to adopt the Indenture Amendments, which became operative on the July 15, 2015, settlement date, with respect to each of the seven series of Lorillard Tobacco Notes. The Indenture Amendments:

•	eliminated substantially all of the restrictive covenants and a bankruptcy event of default for the issuer and the guarantor of the Lorillard Tobacco Notes under the Lorillard Tobacco Indenture;

•	eliminated the requirement under the Lorillard Tobacco Indenture that the guarantor of the Lorillard Tobacco Notes continue to provide holders of the Lorillard Tobacco Notes with financial statements and other financial information similar to that provided in periodic reports under the Securities Exchange Act of 1934 when it is not subject to such reporting requirements; and

•	relieved the issuer of the Lorillard Tobacco Notes of the requirement (if any) under the Lorillard Tobacco Indenture that the issuer offer to repurchase the Lorillard Tobacco Notes upon certain change of control events combined with certain credit ratings events to the extent such change of control events relate to, arise out of or are undertaken in connection with the Lorillard Merger or the Lorillard Tobacco Merger.

Note 13 — Commitments and Contingencies

Tobacco Litigation — General

Introduction

Litigation, claims, and other legal proceedings relating to the use of, exposure to, or purchase of tobacco products are pending or may be instituted in the future against RJR Tobacco (including as successor by merger to Lorillard Tobacco), American Snuff Co., SFNTC, RJR Vapor, RAI, Lorillard, other RAI affiliates, and indemnitees (including but not limited to B&W), sometimes referred to collectively as Reynolds Defendants. These pending legal proceedings include claims relating to cigarette products manufactured by RJR Tobacco, Lorillard Tobacco, SFNTC or certain of their affiliates or indemnitees, smokeless tobacco products manufactured by American Snuff Co., and e-cigarette products manufactured on behalf of and marketed by RJR Vapor. A discussion of the legal proceedings relating to cigarette products (and e-cigarettes) is set forth below under the heading “— Litigation Affecting the Cigarette Industry.” All of the references under that heading to tobacco-related litigation, smoking and health litigation and other similar references are references to legal proceedings relating to cigarette products or e-cigarettes, as the case may be, and are not references to legal proceedings involving smokeless tobacco products, and case numbers under that heading include only cases involving cigarette products and e-cigarettes. The legal proceedings relating to the smokeless tobacco products manufactured by American Snuff Co. are discussed separately under the heading “— Smokeless Tobacco Litigation” below.

In connection with the B&W business combination, RJR Tobacco undertook certain indemnification obligations with respect to B&W and its affiliates, including its indirect parent, BAT. See “— Litigation Affecting the Cigarette Industry – Overview – Introduction” below. In connection with the Lorillard Merger and Divestiture, as applicable, RAI and RJR Tobacco undertook certain indemnification obligations. See “— Litigation Affecting the Cigarette Industry – Overview – Introduction,” “— Other Contingencies – ITG Indemnity,” and “— Other Contingencies – Loews Indemnity” below. In addition, in connection with the sale of the non-U.S. operations and business of the NATURAL AMERICAN SPIRIT brand, the Sellers have agreed to indemnify the buyer for certain claims. See “— Other Contingencies – JTI Indemnities” below.

Certain Terms and Phrases

Certain terms and phrases used in this footnote may require some explanation. The term “judgment” or “final judgment” refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties. At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided. In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.

The term “damages” refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge. “Compensatory damages” are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted willfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded “punitive damages.” Although damages may be awarded at the trial court stage, a losing party generally may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond. The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by a court or statute.

The term “per curiam” refers to a decision entered by an appellate court that is not signed by an individual judge. In most cases, it is used to indicate that the opinion entered is a brief announcement of the court’s decision and is not accompanied by an opinion explaining the court’s reasoning.

The term “settlement” refers to certain types of cases in which cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, have agreed to resolve disputes with certain plaintiffs without resolving the cases through trial. The principal terms of certain settlements entered into by RJR Tobacco, B&W and Lorillard Tobacco are explained below under “— Accounting for Tobacco-Related Litigation Contingencies.”

Theories of Recovery

The plaintiffs seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, medical monitoring and violations of state and federal antitrust laws. In certain of these cases, the plaintiffs claim that cigarette smoking exacerbated injuries caused by exposure to asbestos or, in the case of certain claims asserted against Lorillard Tobacco, that they were injured by exposure to filters containing asbestos used in one cigarette brand for roughly four years before 1957, the latter cases referred to as Filter Cases.

The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, and injunctive and other equitable relief. Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even billions of dollars.

Defenses

The defenses raised by Reynolds Defendants include, where applicable and otherwise appropriate, preemption by the Federal Cigarette Labeling and Advertising Act of some or all claims arising after 1969, or by the Comprehensive Smokeless Tobacco Health Education Act for claims arising after 1986, the lack of any defect in the product, assumption of the risk, contributory or comparative fault, lack of proximate cause, remoteness, lack of standing, statutes of limitations or repose and others. RAI, RJR and Lorillard have asserted additional defenses, including jurisdictional defenses, in many of the cases in which they are named.

Accounting for Tobacco-Related Litigation Contingencies

In accordance with GAAP, RAI and its subsidiaries record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. For the reasons set forth below, RAI’s management continues to conclude that the loss of any particular pending tobacco-related litigation claim against the Reynolds Defendants, when viewed on an individual basis, is not probable, except for certain Engle Progeny cases noted below.

Reynolds Defendants believe that they have valid defenses to the tobacco-related litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending tobacco-related litigation that set forth and discuss a number of grounds and defenses that they and their counsel believe have a valid basis in law and fact. With the exception of the Engle Progeny cases described below, Reynolds Defendants continue to win the majority of tobacco-related litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them, including Engle Progeny cases, continue to be dismissed at or before trial. Based on their experience in tobacco-related litigation and the strength of the defenses available to them in such litigation, Reynolds Defendants believe that their successful defense of tobacco-related litigation in the past will continue in the future.

RAI’s consolidated balance sheet as of December 31, 2016, contains accruals for the following Engle Progeny cases: Starr-Blundell, Buonomo, and Ward (for attorneys’ fees and interest only). In the fourth quarter of 2016, RJR Tobacco paid approximately $17 million in satisfaction of the judgment, including attorneys’ fees and interest, in Wilcox. Other accruals include an amount for the estimated costs of the corrective communications in the U.S. Department of Justice case. As other cases proceed through the appellate process, RAI will evaluate the need for further accruals on an individual case-by-case basis if an unfavorable outcome becomes probable and the amount can be reasonably estimated.

It is the policy of Reynolds Defendants to defend tobacco-related litigation claims vigorously; generally, Reynolds Defendants and indemnitees do not settle such claims. However, Reynolds Defendants may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. Exceptions to this general approach include, but are not limited to, actions taken pursuant to “offer of judgment” statutes, as described below in “ — Litigation Affecting the Cigarette Industry – Overview,” and Filter Cases, as described below in “— Litigation Affecting the Cigarette Industry – Filter Cases,” as well as other historical examples discussed below.

With respect to smoking and health tobacco litigation claims, the only significant settlements reached by RJR Tobacco, Lorillard Tobacco and B&W involved:

•	the State Settlement Agreements and the funding by various tobacco companies of a $5.2 billion trust fund contemplated by the MSA to benefit tobacco growers;

•	the original Broin flight attendant case discussed below under “— Litigation Affecting the Cigarette Industry – Broin II Cases,” and

•	most of the Engle Progeny cases pending in federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases.

The circumstances surrounding the State Settlement Agreements and the funding of a trust fund to benefit the tobacco growers are readily distinguishable from the current categories of tobacco-related litigation claims involving Reynolds Defendants. In the claims underlying the State Settlement Agreements, the states sought to recover funds paid for health care and medical and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. The State Settlement Agreements settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and contain releases of various additional present and future claims. In accordance with the MSA, various tobacco companies agreed to fund a $5.2 billion trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers. A discussion of the State Settlement Agreements, and a table depicting the related payment schedule, is set forth below under “— Litigation Affecting the Cigarette Industry – Health-Care Cost Recovery Cases.”

As with claims that were resolved by the State Settlement Agreements, the other cases settled by RJR Tobacco can be distinguished from existing cases pending against the Reynolds Defendants. The original Broin case, discussed below under “— Litigation Affecting the Cigarette Industry – Broin II Cases,” was settled in the middle of trial during negotiations concerning a possible nation-wide settlement of claims similar to those underlying the State Settlement Agreements.

The federal Engle Progeny cases likewise presented exceptional circumstances not present in the state Engle Progeny cases or elsewhere. All of the federal Engle Progeny cases subject to the settlement were pending in the same court, were coordinated by the same judge, and involved the same sets of plaintiffs’ lawyers. Moreover, RJR Tobacco settled only after approximately 90% of the federal Engle Progeny cases otherwise had been resolved. A discussion of the Engle Progeny cases and the settlement of the federal Engle Progeny cases is set forth below under “— Litigation Affecting the Cigarette Industry – Engle and Engle Progeny Cases.”

In 2010, RJR Tobacco entered into a comprehensive agreement with the Canadian federal, provincial and territorial governments, which resolved all civil claims related to the movement of contraband tobacco products in Canada during the period 1985 through 1999 that the Canadian governments could assert against RJR Tobacco and its affiliates. These claims involved different theories of recovery than the other tobacco-related litigation claims pending against the Reynolds Defendants.

Also, in 2004, RJR Tobacco and B&W separately settled the antitrust case DeLoach v. Philip Morris Cos., Inc., which was brought by a unique class of plaintiffs: a class of all tobacco growers and tobacco allotment holders. The plaintiffs asserted that the defendants conspired to fix the price of tobacco leaf and to destroy the federal government’s tobacco quota and price support program. Despite legal defenses they believed to be valid, RJR Tobacco and B&W separately settled this case to avoid a long and contentious trial with the tobacco growers. The DeLoach case involved different types of plaintiffs and different theories of recovery under the antitrust laws than the other tobacco-related litigation claims pending against the Reynolds Defendants.

Finally, as discussed under “— Litigation Affecting the Cigarette Industry – State Settlement Agreements—Enforcement and Validity; Adjustments,” RJR Tobacco, B&W and Lorillard Tobacco each has settled certain cases brought by states concerning the enforcement of State Settlement Agreements. Despite legal defenses believed to be valid, these cases were settled to avoid further contentious litigation with the states involved. These enforcement actions involved alleged breaches of State Settlement Agreements based on specific actions taken by particular defendants. Accordingly, any future enforcement actions involving State Settlement Agreements will be reviewed by RJR Tobacco on the merits and should not be affected by the settlement of prior enforcement cases.

Cautionary Statement

Even though RAI’s management continues to believe that the loss of particular pending tobacco-related litigation claims against Reynolds Defendants, when viewed on an individual case-by-case basis, is not probable or estimable (except for certain Engle Progeny and Filter cases described below), the possibility of material losses related to such litigation is more than remote. Litigation is subject to many uncertainties, and generally, it is not possible to predict the outcome of any particular litigation pending against Reynolds Defendants, or to reasonably estimate the amount or range of any possible loss.

Although Reynolds Defendants believe that they have valid bases for appeals of adverse verdicts in their pending cases and valid defenses to all actions and intend to defend them vigorously as described above, it is possible that there could be further adverse developments in pending cases, and that additional cases could be decided unfavorably against Reynolds Defendants. Determinations of liability or adverse rulings in such cases or in similar cases involving other cigarette manufacturers as defendants, even if such judgments are not final, could have a material adverse effect on the litigation against Reynolds Defendants and could encourage the commencement of additional tobacco-related litigation. Reynolds Defendants also may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. In addition, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation.

Although it is impossible to predict the outcome of such events on pending litigation and the rate new lawsuits may be filed against Reynolds Defendants, a significant increase in litigation or in adverse outcomes for tobacco defendants, or difficulties in obtaining the bonding required to stay execution of judgments on appeal, could have a material adverse effect on any or all of these entities. Moreover, notwithstanding the quality of defenses available to Reynolds Defendants in litigation matters, it is possible that RAI’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending litigation or future claims against Reynolds Defendants.

Litigation Affecting the Cigarette Industry

Overview

Introduction. In connection with the B&W business combination, RJR Tobacco agreed to indemnify B&W and its affiliates against, among other things, certain litigation liabilities, costs and expenses incurred by B&W or its affiliates arising out of the U.S. cigarette and tobacco business of B&W. Also, as a result of the Lorillard Tobacco Merger, Lorillard Tobacco was merged into RJR Tobacco with RJR Tobacco being the surviving entity, Lorillard Tobacco ceasing to exist, and RJR Tobacco succeeding to Lorillard Tobacco’s liabilities, including Lorillard Tobacco’s litigation liabilities, costs and expenses. Although Lorillard Tobacco no longer exists as a result of the Lorillard Tobacco Merger, it will remain as a named party in cases pending on the date of the Lorillard Tobacco Merger until courts grant motions to substitute RJR Tobacco for Lorillard Tobacco or the claims are dismissed. The cases discussed below include cases brought against RJR Tobacco, Lorillard Tobacco and their affiliates and indemnitees, including RAI, RJR, B&W and Lorillard. Cases brought against SFNTC and RJR Vapor also are discussed.

During the fourth quarter of 2016, 23 tobacco-related cases were served against Reynolds Defendants. On December 31, 2016, there were, subject to the exclusions described immediately below, 304 cases pending against Reynolds Defendants: 287 in the United States and 17 in Canada, as compared with 268 total cases on December 31, 2015. Of the U.S. cases pending on December 31, 2016, 34 are pending in federal court, 252 in state court and one in tribal court, primarily in the following states: Illinois (52 cases); Maryland (52 cases); Florida (27 cases); New York (21 cases); Missouri (19 cases); Massachusetts (18 cases); New Mexico (14 cases); and California (12 cases). The U.S. case number excludes the approximately 564 individual smoker cases pending in West Virginia state court as a consolidated action, 2,822 Engle Progeny cases, involving approximately 3,645 individual plaintiffs, and 2,406 Broin II cases, pending in the United States against RJR Tobacco, Lorillard Tobacco or certain other Reynolds Defendants.

The following table lists the categories of the U.S. tobacco-related cases pending against Reynolds Defendants as of December 31, 2016, and the increase or decrease from the number of cases pending against Reynolds Defendants as of September 30, 2016, as reported in RAI’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016, filed with the U.S. Securities and Exchange Commission, referred to as the SEC, on October 19, 2016, and a cross-reference to the discussion of each case type.

Case Type	U.S. Case Numbers as of December 31, 2016	Change in Number of Cases Since September 30, 2016 Increase/(Decrease)
Individual Smoking and Health	132	7
West Virginia IPIC (Number of Plaintiffs)*	1 (approx. 564)	No change
Engle Progeny (Number of Plaintiffs)**	2,822 (approx. 3,645)	(66) (110)
Broin II	2,406	(15)
Class Action	25	1
Filter Cases	78	4
Health-Care Cost Recovery	2	No change
State Settlement Agreements—Enforcement and Validity;
Adjustments	28	No change
Other Litigation and Developments	21	No change

*	Includes as one case the approximately 564 cases pending as a consolidated action In Re: Tobacco Litigation Individual Personal Injury Cases, sometimes referred to as West Virginia IPIC cases, described below. The West Virginia IPIC cases have been separated from the Individual Smoking and Health cases for reporting purposes.

**	The Engle Progeny cases have been separated from the Individual Smoking and Health cases for reporting purposes. The number of cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed.

The Florida state court class-action case, Engle v. R. J. Reynolds Tobacco Co., and the related cases commonly referred to as Engle Progeny cases have attracted significant attention. After the Florida Supreme Court’s 2006 ruling that members of the formerly certified class could file individual actions, roughly 10,000 claims or actions were filed in Florida state or federal courts before the deadline set by the Florida Supreme Court. No new or additional such claims may be filed. As reflected in the table above, 2,822 Engle Progeny cases were pending as of December 31, 2016, that included claims asserted on behalf of 3,645 plaintiffs. Following an agreement to settle most Engle Progeny cases that remained pending in federal courts in the first quarter of 2015, nearly all Engle Progeny cases currently pending are in Florida state courts. Since 2009, there have been over 200 Engle Progeny trials in Florida state or federal courts involving RJR Tobacco or Lorillard Tobacco. As described more fully immediately below in “— Scheduled Trials” and “— Trial Results,” additional Engle Progeny cases involving RJR Tobacco are being tried and set for trial on an ongoing basis. Juries in Engle Progeny cases have awarded substantial amounts in compensatory and punitive damage awards, many of which currently are at various stages in the appellate process. RJR Tobacco and Lorillard Tobacco also have paid substantial amounts in compensatory and punitive damage awards in Engle Progeny cases. For a detailed description of these cases, see “— Engle and Engle Progeny cases” below.

In November 1998, the major U.S. cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, entered into the MSA with 46 U.S. states, Washington, D.C. and certain U.S. territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state. These State Settlement Agreements:

•	settled all health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions;

•	released the major U.S. cigarette manufacturers from various additional present and potential future claims;

•	imposed future payment obligations in perpetuity on RJR Tobacco, B&W, Lorillard Tobacco and other major U.S. cigarette manufacturers; and

•	placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products.

Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation. See “— Health-Care Cost Recovery Cases — State Settlement Agreements” below for a detailed discussion of the State Settlement Agreements, including RAI’s operating subsidiaries’ monetary obligations under these agreements. RJR Tobacco records the allocation of settlement charges as products are shipped.

Scheduled Trials. Trial schedules are subject to change, and many cases are dismissed before trial. There are 49 cases, exclusive of Engle Progeny cases, scheduled for trial as of December 31, 2016 through December 31, 2017, for RJR Tobacco, B&W, Lorillard Tobacco or their affiliates and indemnitees: six individual smoking and health cases, 34 Filter Cases, five Broin II cases and four other non-smoking and health cases. There are also approximately 115 Engle Progeny cases against RJR Tobacco, B&W and/or Lorillard Tobacco set for trial through December 31, 2017. It is not known how many of these cases will actually be tried.

Trial Results. From January 1, 2014 through December 31, 2016, 124 individual smoking and health, Engle Progeny, Filter and health-care cost recovery cases in which RJR Tobacco, B&W and/or Lorillard Tobacco were defendants were tried, including nine trials for cases where mistrials were declared in the original proceedings. Verdicts in favor of RJR Tobacco, B&W and Lorillard Tobacco and, in some cases, other defendants, were returned in 60 cases, tried in Florida (39), California (1) and New Jersey (1). There were also 19 mistrials in Florida. Verdicts in favor of the plaintiffs were returned in 57 cases tried in Florida, and one in California. Four cases in Florida were dismissed during trial. One case in Florida was a retrial only as to the amount of damages. In another case in Florida, the jury entered a partial verdict that did not include compensatory or punitive damages, and post-trial motions are pending.

In the fourth quarter of 2016, 11 Engle Progeny cases in which RJR Tobacco and/or Lorillard Tobacco was a defendant were tried:

•	In Wallace v. R. J. Reynolds Tobacco Co., the court declared a mistrial due to weather delays and juror unavailability.

•	In Konzelman v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 15% at fault and RJR Tobacco 85% at fault, and awarded approximately $8.8 million in compensatory damages and $20 million in punitive damages.

•	In Maloney v. R. J. Reynolds Tobacco Co., the court declared a mistrial due to the jury’s inability to reach a unanimous verdict.

•	In Johnston v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 10% at fault and RJR Tobacco 90% at fault, and awarded $7.5 million in compensatory damages and $14 million in punitive damages.

•	In Ledo v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 51% at fault and RJR Tobacco 49% at fault, and awarded $6 million in compensatory damages.

•	In Howles v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found RJR Tobacco 50% at fault and the remaining defendant 50% at fault, and awarded $4 million in compensatory damages and, against each defendant, $3 million in punitive damages.

•	In Kloppenburg v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco.

•	In Ford v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the plaintiff 85% at fault and RJR Tobacco 15% at fault, and awarded approximately $1.02 million in compensatory damages. Punitive damages were not awarded.

•	In Stanley Martin v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 32% at fault, RJR Tobacco 22% at fault and the remaining defendant 46% at fault, and awarded approximately $5.41 million in compensatory damages and $200,000 in punitive damages against RJR Tobacco and $450,000 in punitive damages against the remaining defendant.

•	In Dubinsky v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants, including RJR Tobacco.

•	In Pardue v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 25% at fault, RJR Tobacco 50% at fault, and the remaining defendant 25% at fault, and awarded approximately $5.9 million in compensatory damages and, against each defendant, $6.75 million in punitive damages.

For a detailed description of the above-described cases, see “— Engle and Engle Progeny Cases” below.

In the fourth quarter of 2016, no non-Engle Progeny individual smoking and health cases, in which RJR Tobacco, B&W and/or Lorillard Tobacco was a defendant, were tried.

In the fourth quarter of 2016, no Filter cases, in which RJR Tobacco and/or Lorillard Tobacco was a defendant, were tried.

For information on the verdicts in the Engle Progeny cases that have been tried and remain pending as of December 31, 2016, in which verdicts have been returned against RJR Tobacco, Lorillard Tobacco or B&W, or all three, see the Engle Progeny cases charts at “— Engle and Engle Progeny Cases” below. The following chart reflects the verdicts in the non-Engle Progeny smoking and health cases, health-care cost recovery cases or Filter Cases that have been tried and remain pending as of December 31, 2016, in which verdicts have been returned against RJR Tobacco, B&W or Lorillard Tobacco, or all three.

Date of Verdict	Case Name/ Type	Jurisdiction	Verdict
August 17, 2006	United States v. Philip Morris USA, Inc. [Governmental Health-Care Cost Recovery]	U.S. District Court, District of Columbia, (Washington, D.C.)	RJR Tobacco, B&W and Lorillard Tobacco were found liable for civil RICO claims; were enjoined from using certain brand descriptors and from making certain misrepresentations; and were ordered to make corrective communications on five subjects, including smoking and health and addiction, to reimburse the U.S. Department of Justice appropriate costs associated with the lawsuit, and to maintain document web sites.
May 26, 2010	Izzarelli v. R. J. Reynolds Tobacco Co. [Individual]	U.S. District Court, District of Connecticut, (Bridgeport, CT)	$13.76 million in compensatory damages; 58% of fault assigned to RJR Tobacco, which reduced the award to $7.98 million against RJR Tobacco; $3.97 million in punitive damages.
September 13, 2013	DeLisle v. A. W. Chesterton Co. [Filter]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$8 million in compensatory damages; 44% of fault assigned to Lorillard Tobacco, which reduced the award to $3.52 million against Lorillard Tobacco.
July 30, 2014	Major v. Lorillard Tobacco Co. [Individual]	Superior Court, Los Angeles County, (Los Angeles, CA)	$17.74 million in compensatory damages; 17% of fault assigned to Lorillard Tobacco, which reduced the award to $3.78 million against Lorillard Tobacco.
July 8, 2015	Larkin v. R. J. Reynolds Tobacco Co. [Individual]	Circuit Court, Miami-Dade County, (Miami, FL)	$4.96 million in compensatory damages; 62% of fault assigned to RJR Tobacco; $8.5 million in punitive damages. Comparative fault did not apply to the final judgment.

For information on the post-trial status of individual smoking and health cases, the governmental health-care cost recovery case and the Filter Cases, see “— Individual Smoking and Health Cases,” “— Health-Care Cost Recovery Cases – U.S. Department of Justice Case,” and “— Filter Cases,” respectively, below.

Individual Smoking and Health Cases

As of December 31, 2016, 132 individual cases were pending in the United States against RJR Tobacco, B&W (as RJR Tobacco’s indemnitee), Lorillard Tobacco or all three. This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty, and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs, and punitive damages. The category does not include the Broin II, Engle Progeny, Filter Cases or West Virginia IPIC cases discussed below. One of the individual cases is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to environmental tobacco smoke, referred to as ETS.

Below is a description of the non- Engle Progeny individual smoking and health cases against RJR Tobacco, B&W, and/or Lorillard Tobacco that went to trial or were decided during the period from January 1, 2016 to December 31, 2016, or remained on appeal as of December 31, 2016.

On May 26, 2010, in Izzarelli v. R. J. Reynolds Tobacco Co. (U.S.D.C. D. Conn., filed 1999), the jury awarded the plaintiff $13.76 million in compensatory damages on the negligence and strict liability claims, found RJR Tobacco 58% at fault and the plaintiff 42% at fault, and found that the plaintiff was entitled to punitive damages. The plaintiff sought to recover damages for personal injuries allegedly sustained as a result of unsafe and unreasonably dangerous cigarette products and for economic losses she sustained as a result of supposed unfair trade practices. On December 5, 2010, the district court (1) awarded the plaintiff $3.97 million in punitive damages, (2) entered a judgment of $11.95 million, and (3) granted the plaintiff $15.8 million in offer of judgment interest through that date and, going forward, approximately $4,000 per day until entry of an amended judgment. In March 2011, the district court entered an amended judgment of approximately $28.1 million. RJR Tobacco appealed to the U.S. Court of Appeals for the Second Circuit, referred to as the Second Circuit, and the plaintiff cross appealed. In September 2013, the Second Circuit certified a question of Connecticut law to the Connecticut Supreme Court, which was answered on April 26, 2016. On July 7, 2016, the Second Circuit ordered another round of briefing to be submitted in the Izzarelli appeal after the Connecticut Supreme Court answered certified questions of Connecticut law in the Bifolck v. Philip Morris, Inc case. In a decision released on December 29, 2016, the Connecticut Supreme Court answered the questions in Bifolck. Briefing in Izzarelli will be completed on February 10, 2017.

On July 30, 2014, in Major v. Lorillard Tobacco Co. (Super. Ct. Los Angeles County, Cal., filed 2011), the jury awarded the plaintiff approximately $17.74 million in compensatory damages on the negligence and strict liability claims and found the plaintiff 50% at fault, Lorillard Tobacco 17% at fault, and RJR Tobacco and another manufacturer collectively 33% at fault. Punitive damages were not at issue. RJR Tobacco and the other manufacturer had been dismissed prior to trial. The plaintiffs alleged that as a result of the use of the defendants’ products and exposure to asbestos, the decedent, William Major, suffered from lung cancer, and sought an unspecified amount of damages. In August 2014, the trial court entered an initial final judgment of approximately $3.9 million against Lorillard Tobacco. On July 1, 2015, the trial court entered an amended final judgment in the amount of approximately $3.78 million in compensatory damages, approximately $135,000 in costs, approximately $1.9 million in prejudgment interest, and post-judgment interest from August 25, 2014 in the amount of approximately $1,100 per day. Lorillard Tobacco appealed from the original and amended judgments, which appeals have been consolidated, and posted a supersedeas bond in the amount of approximately $9.1 million. On October 20, 2015, the appellate court granted RJR Tobacco’s motion to substitute itself for Lorillard Tobacco. Briefing is underway.

On July 8, 2015, in Larkin v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2002) the jury awarded the plaintiff approximately $4.96 million in compensatory damages on the strict liability and intentional tort claims, found RJR Tobacco 62% at fault and the decedent 38% at fault, and awarded $8.5 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from mouth and lung cancer, and sought an unspecified amount of compensatory and punitive damages. In July 2015, the trial court entered judgment in the amount of approximately $13.46 million. On March 22, 2016, the trial court granted RJR Tobacco’s motion for a new trial on claims of defective product and damages only and denied the remaining post-trial motions. The new trial has not been scheduled. In April 2016, RJR Tobacco appealed to the Third District Court of Appeal, referred to as DCA, and the plaintiff cross appealed. Briefing is underway.

On February 8, 2016, in Pooshs v. Philip Morris USA, Inc. (U.S.D.C. N.D. Cal., filed 2004) the jury returned a verdict in favor of the defendants, including RJR Tobacco. The plaintiff alleged that as a result of using the defendants’ products, the plaintiff suffers from lung cancer. Final judgment was entered on February 9, 2016. The plaintiff filed a notice of appeal to the U.S. Court of Appeals for the Ninth Circuit on March 9, 2016. The case has been stayed through March 27, 2017, pending a decision in Major, described above.

West Virginia IPIC

In re: Tobacco Litigation Individual Personal Injury Cases (Cir. Ct. Ohio County, W. Va., filed beginning in 1999), is a series of roughly 1,200 individual cases asserting claims against Philip Morris USA Inc., Lorillard Tobacco, RJR Tobacco, B&W and The American Tobacco Company based on alleged personal injuries. The cases were consolidated for a Phase I trial on various defense conduct issues, to be followed in Phase II by individual trials of remaining claims. On May 15, 2013, the Phase I jury found that defendants’ cigarettes were not defectively designed; defendants’ cigarettes were not defective due to a failure to warn before July 1, 1969; defendants were not negligent, did not breach warranties, and did not engage in conduct warranting punitive damages; and defendants’ ventilated filter cigarettes manufactured and sold between 1964 and July 1, 1969 were defective for a failure to instruct. In November 2014, the West Virginia Supreme Court affirmed the verdict. On June 8, 2015, the U.S. Supreme Court denied the plaintiffs’ petition for writ of certiorari. On the same date, the trial court issued an order finding that only 30 plaintiffs are alleged to have smoked ventilated filter cigarettes in the relevant period. On October 9, 2015, the trial court outlined the procedures for resolving the claims of the 30 Phase II plaintiffs, which claims will focus on whether plaintiffs blocked cigarette vents and, if so, whether blocking proximately caused their alleged injuries. Five cases were selected to be the first claims tried, and they were tentatively scheduled to be tried beginning on May 1, 2017. In June 2016, the court granted the defendants’ motion to compel and required the plaintiffs to file additional expert disclosures necessary to attempt to proceed with their claims. The court will set a revised discovery and trial schedule after the expert disclosures are tested for admissibility, and it pushed the tentative trial date to May 2018.
In addition to the foregoing claims, various plaintiffs in 1999 and 2000 asserted claims against retailers and distributors. Those claims were severed and stayed pending the outcome of Phase I. Also, 41 plaintiffs asserted smokeless tobacco claims against various smokeless manufacturers, including 14 claims against certain Reynolds Defendants. Those claims were severed from IPIC in 2001, and the plaintiffs took no action to prosecute the claims. They now seek to activate their smokeless claims. On January 25, 2017, the trial court denied the defendants’ motion to dismiss those claims as abandoned. The plaintiffs are now free to move forward with their claims.

Engle and Engle Progeny Cases

In July 1998, trial began in Engle v. R. J. Reynolds Tobacco Co., a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, Philip Morris USA Inc., and others. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between May 5, 1990, and November 21, 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in Phase I found against RJR Tobacco, B&W, Lorillard Tobacco and the other defendants on common issues relating to the defendants’ conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.

On July 14, 2000, the jury in Phase II awarded the class a total of approximately $145 billion in punitive damages, which were apportioned $36.3 billion to RJR Tobacco, $17.6 billion to B&W, and $16.3 billion to Lorillard Tobacco. The defendants appealed.

On December 21, 2006, the Florida Supreme Court prospectively decertified the class and set aside the jury’s Phase II punitive damages award. But the court preserved certain of the jury’s Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information, and conspired. The court also authorized former class members to file individual lawsuits within one year, and it stated that the preserved findings would have res judicata effect in those actions.

In the year after the Florida Supreme Court’s Engle decision, putative class members filed thousands of individual actions against RJR Tobacco, B&W, Lorillard Tobacco, Philip Morris USA Inc., and the other Engle defendants, which actions commonly are referred to as Engle Progeny cases. As of December 31, 2016, 2,809 Engle Progeny cases were pending in state courts, and 13 Engle Progeny cases were pending in federal court against RJR Tobacco, B&W and/or Lorillard Tobacco. Those cases include claims by or on behalf of approximately 3,645 plaintiffs. As of December 31, 2016, RJR Tobacco also was aware of nine additional Engle Progeny cases that have been filed but not served. The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an “offer of judgment,” referred to in Florida statutes as “proposals for settlement,” from RJR Tobacco, Lorillard Tobacco and/

or RJR Tobacco’s affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves RJR Tobacco’s and Lorillard Tobacco’s right to recover attorneys’ fees under Florida law in the event of a verdict favorable to RJR Tobacco or Lorillard Tobacco. Such offers are sometimes made through court-ordered mediations.

At the beginning of the Engle Progeny litigation, a central issue was the proper use of the preserved Engle findings. RJR Tobacco has argued that use of the Engle findings to establish individual elements of progeny claims (such as defect, negligence and concealment) is a violation of federal due process. In 2013, however, both the Florida Supreme Court and the U.S. Court of Appeals for the Eleventh Circuit, referred to as the Eleventh Circuit, rejected that argument. As noted below, the Eleventh Circuit, this time sitting en banc, recently heard argument on this issue again. In addition to this global due process argument, RJR Tobacco and Lorillard Tobacco raise many other factual and legal defenses as appropriate in each case. These defenses may include, among other things, arguing that the plaintiff is not a proper member of the Engle class, that the plaintiff did not rely on any statements by any tobacco company, that the trial was conducted unfairly, that some or all claims are preempted or barred by applicable statutes of limitation, or that any injury was caused by the smoker’s own conduct. In Hess v. Philip Morris USA Inc. and Russo v. Philip Morris USA Inc., decided on April 2, 2015, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. On April 8, 2015, in Graham v. R. J. Reynolds Tobacco Co., the Eleventh Circuit held that federal law impliedly preempts use of the preserved Engle findings to establish claims for strict liability or negligence. On January 21, 2016, the Eleventh Circuit granted the plaintiff’s motion for rehearing en banc and vacated the panel decision. On March 23, 2016, the Eleventh Circuit requested briefing on the issues of whether plaintiff’s claims are preempted and, if not, whether the defendants’ due process rights are violated. Oral argument occurred on June 21, 2016. A decision is pending. On January 6, 2016, in Marotta v. R. J. Reynolds Tobacco Co., the Fourth DCA, disagreed with the Graham panel decision and held that federal law does not impliedly preempt any tort claims against cigarette manufacturers, including those of Engle Progeny plaintiffs. The Florida Supreme Court has accepted jurisdiction in Marotta, and oral argument occurred on November 1, 2016. A decision is pending.

In June 2009, Florida amended its existing bond cap statute by adding a $200 million bond cap that applied to all Engle Progeny cases in the aggregate. In May 2011, Florida removed the provision that would have allowed the bond cap to expire on December 31, 2012. The bond cap for any given individual Engle Progeny case varies depending on the number of judgments on appeal at a given time, but never exceeds $5 million per case for appeals within the Florida state court system. The legislation, which became effective in June 2009 and 2011, applied to judgments entered after the original 2009 effective date. Bills are pending in the Florida legislature that would repeal the $200 million bond cap applicable to Engle Progeny cases.

During 2015, RJR Tobacco and Lorillard Tobacco, together with Philip Morris USA Inc., settled virtually all of the Engle Progeny cases then pending against them in federal district court. The total amount of the settlement was $100 million divided as follows: RJR Tobacco - $42.5 million; Philip Morris USA Inc. - $42.5 million; and Lorillard Tobacco - $15 million. The settlement covered more than 400 federal progeny cases but did not cover 12 federal progeny cases previously tried to verdict and currently pending on post-trial motions or appeal; and 2 federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs. Between August 3, 2015 and January 4, 2016, RJR Tobacco and Philip Morris USA Inc. removed 39 Engle Progeny cases from state to federal courts in Florida. These cases were not part of the settlement described above and were all remanded back to state court.

One hundred twenty Engle Progeny cases have been tried in Florida state and federal courts since the beginning of 2014 through December 31, 2016, and additional state court trials are scheduled for 2017. Since the beginning of 2014 through December 31, 2016, RJR Tobacco or Lorillard Tobacco has paid judgments in 37 Engle Progeny cases. Those payments totaled $297.8 million and included $216.9 million for compensatory or punitive damages and $80.9 million for attorneys’ fees and statutory interest. In addition, accruals for compensatory and punitive damages and attorneys’ fees and statutory interest for Starr-Blundell, Buonomo, and Ward (for attorneys’ fees and interest only) were recorded in RAI’s consolidated balance sheet as of December 31, 2016. The following chart reflects the details of accrued compensatory and punitive damages related to Starr-Blundell and Buonomo.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]	Punitive Damages	Appeal Status
Starr-Blundell	10%	—	$50,000	$—	First DCA, per curiam, reversed and remanded its May 29, 2015 opinion to the trial court for reconsideration in light of the decision in Soffer
Buonomo	77.5%	—	4,060,000	25,000,000	Fourth DCA affirmed the amended final judgment, per curiam; RJR Tobacco’s motion for rehearing was denied on October 27, 2016; deadline for RJR Tobacco to file a petition for writ of certiorari with the U.S. Supreme Court is March 26, 2017

Totals			$4,110,000	$25,000,000

1	Compensatory damages are adjusted to reflect the reduction that may be required by the allocation of fault. Punitive damages are not adjusted and reflect the amount of the final judgment(s) signed by the trial court judge(s). The amounts listed above do not include attorneys’ fees or statutory interest of approximately $13.3 million or approximately $1.6 million in attorneys’ fees and statutory interest in Ward.

The following chart lists judgments in all other individual Engle Progeny cases pending as of December 31, 2016, in which a verdict or judgment has been returned against RJR Tobacco, B&W, and/or Lorillard Tobacco and the verdict or judgment has not been set aside on appeal. No liability for any of these cases has been recorded in RAI’s consolidated balance sheet as of December 31, 2016. This chart does not include the mistrials or verdicts returned in favor of RJR Tobacco, B&W, and/or Lorillard Tobacco.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]		Punitive Damages	Appeal Status
Putney	30%	—	$—		$2,500,000	Fourth DCA reinstated the punitive damages awards of $2.5 million each against RJR Tobacco and the remaining defendant; court’s opinion that previously granted remittitur of the compensatory damages awards still stands; remanded to trial court for further proceedings
Andy Allen	24%	—	2,475,000		7,756,000	Pending – First DCA
Calloway	27%	18%	—		—	Fourth DCA granted rehearing en banc and substituted a new opinion, ordered a new trial based on improper argument; the plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on October 21, 2016; decision is pending
James Smith	55%	—	600,000	[2]	20,000	Pending – Eleventh Circuit
Evers	60%	9%	2,950,000		12,360,000	Second DCA reinstated punitive damage award of $12.36 million the trial court had set aside; the verdict was reinstated on remand; a subsequent appeal is pending in the Second DCA
Schoeff	75%	—	7,875,000		—	Pending – Florida Supreme Court
Marotta	58%	—	3,480,000		—	Pending – Florida Supreme Court
Searcy	30%	—	500,000	[2]	1,670,000	Pending – Eleventh Circuit
Earl Graham	20%	—	550,000		—	Eleventh Circuit held that federal law impliedly preempts claims for strict liability and negligence based on the defect and negligence findings from Engle; plaintiff’s motion for rehearing en banc was granted; oral argument occurred on June 21, 2016; decision is pending
Skolnick	30%	—	—		—	Fourth DCA set aside judgment and ordered a partial new trial
Grossman	75%	—	11,514,000		22,500,000	Fourth DCA ordered award of compensatory damages reduced to reflect comparative fault, but otherwise affirmed; RJR Tobacco filed a motion for rehearing on February 6, 2017; decision is pending
Gafney	33%	33%	—		—	Fourth DCA reversed the judgment and remanded for a new trial; Florida Supreme Court declined to accept jurisdiction; new trial has not been scheduled
Burkhart	25%	10%	3,500,000	[2]	1,750,000	Pending – Eleventh Circuit
Bakst (Odom)	75%	—	—		—	Fourth DCA reversed the judgment of the trial court and remanded the case for a new trial on damages only; motion for rehearing was filed on January 9, 2017
Robinson	71%	—	16,900,000		16,900,000	Pending – First DCA
Harris	15%	10%	1,100,000	[2]	—	Post-trial motions are pending[3]
Irimi	15%	15%	—		—	Pending – Fourth DCA
Lourie	3%	7%	137,000		—	Second DCA affirmed the final judgment; defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on September 8, 2016; Florida Supreme Court stayed proceedings pending disposition of Marotta
Kerrivan	31%	—	6,046,660	[2]	9,600,000	Post-trial motions are pending[3]
Schleider	70%	—	14,700,000		—	Pending – Third DCA
Perrotto	20%	6%	1,063,000		—	Plaintiff’s motion for a new trial granted as to punitive damages; new trial scheduled for June 5, 2017
Ellen Gray	50%	—	3,000,000		—	Post-trial motions are pending[3]
Sowers	50%	—	2,125,000		—	Post-trial motions are pending[3]
Caprio	20%	10%	167,700		—	Appeal in the Fourth DCA dismissed; pending in trial court
Zamboni	30%	—	102,000		—	Final judgment has not been entered

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]		Punitive Damages	Appeal Status
Pollari	43%	—	4,250,000		1,500,000	Pending – Fourth DCA
Gore	23%	—	460,000		—	Pending – Fourth DCA
Ryan	65%	—	13,975,000		25,000,000	Pending – Fourth DCA
Hardin	13%	—	100,880		—	Third DCA remanded the case for a new trial on punitive damages for the non-intentional tort claims; new trial has not been scheduled
McCoy	25%	20%	670,000		6,000,000	Pending – Fourth DCA
Block	50%	—	463,000		800,000	Pending – Fourth DCA
Lewis	25%	—	187,500		—	Pending – Fifth DCA
Cooper	40%	—	1,200,000		—	Pending – Fourth DCA
Duignan	30%	—	2,690,000	[2]	2,500,000	Pending – Second DCA
O’Hara	85%	—	14,700,000		20,000,000	Pending – First DCA
Marchese	22.5%	—	225,000		250,000	Pending – Fourth DCA
Barbose	42.5%	—	5,000,000	[2]	500,000	Pending – Second DCA
Monroe	58%	—	6,380,000		—	Pending – First DCA
Ledoux	47%	—	5,000,000	[2]	12,500,000	Pending – Third DCA
Ewing	2%	—	4,800		—	Post-trial motions denied; final judgment has not been entered
Ahrens	44%	—	5,800,000	[2]	2,500,000	Pending – Second DCA
Turner	80%	—	2,400,000		10,000,000	Pending – Fourth DCA
Enochs	66%	—	13,860,000		6,250,000	Pending – Fourth DCA
Dion	75%	—	12,000,000	[2]	30,000	Pending – Second DCA
Nally	75%	—	6,000,000	[2]	12,000,000	Pending – Second DCA
McCabe	30%	—	1,500,000		6,500,000	Post-trial motions are pending[3]
Sermons	5%	—	3,250		17,075	Post-trial motions are pending[3]
Mathis	55%	—	5,000,000	[2]	—	Pending – Third DCA
Oshinsky-Blacker	25%	—	1,539,000		2,000,000	Post-trial motions are pending[3]
Sherry Smith	65%	—	3,000,000	[2]	—	Pending – Fifth DCA
Prentice	40%	—	2,560,000		—	Post-trial motions are pending[3]
Konzelman	85%	—	7,476,000		20,000,000	Pending – Fourth DCA
Ledo	49%	—	2,940,000		—	Post-trial motions are pending[3]
Johnston	90%	—	6,750,000		14,000,000	Post-trial motions are pending[3]
Howles	50%	—	2,000,000		3,000,000	Pending – Fourth DCA
Ford	15%	—	153,430		—	Post-trial motions are pending[3]
Martin	22%	—	1,190,400		200,000	Post-trial motions are pending[3]
Pardue	50%	—	3,923,000	[2]	6,750,000	Post-trial motions are pending[3]

Totals			$212,186,620		$227,353,075

1	Unless otherwise noted, compensatory damages in these cases are adjusted to reflect the jury’s allocation of comparative fault. Punitive damages are not so adjusted. The amounts listed above do not include attorneys’ fees or statutory interest that may apply to the judgments and such fees and interest may be material.

2	The court did not apply comparative fault in the final judgment.

3	Should the pending post-trial motions be denied, RJR Tobacco will likely file a notice of appeal with the appropriate appellate court.

As reflected in the preceding chart, as of December 31, 2016, verdicts or judgments in favor of Engle Progeny plaintiffs have been entered and remain outstanding against RJR Tobacco or Lorillard Tobacco totaling $212,186,620 in compensatory damages (as adjusted) and $227,353,075 in punitive damages, which is a combined total of $439,539,695. These verdicts or judgments are at various stages in the post-trial or appellate process. RJR Tobacco believes that RJR Tobacco and Lorillard Tobacco have valid defenses in these cases, including case-specific issues beyond the due process issue discussed above, and, as described in more detail above in “— Accounting for Tobacco-Related Litigation Contingencies,” RJR Tobacco and its affiliates vigorously defend smoking and health claims, including Engle Progeny cases.

Should RJR Tobacco or Lorillard Tobacco not prevail in any particular individual Engle Progeny case or determine that in any individual Engle Progeny case an unfavorable outcome has become probable and the amount can be reasonably estimated, a loss would be recognized, which could have a material adverse effect on the results of operations, cash flows and financial position of RAI. This position on loss recognition for Engle Progeny cases as of December 31, 2016, is consistent with RAI’s and RJR Tobacco’s historic position on loss recognition for other smoking and health litigation. It is the policy of RJR Tobacco to record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis.

Below is a description of the Engle Progeny cases against RJR Tobacco, B&W, and/or Lorillard Tobacco that went to trial or were decided during the period from January 1, 2016 to December 31, 2016, or remained on appeal as of December 31, 2016, listed chronologically by the date of the verdict. In each case, the plaintiff: (1) alleged that the smoker was addicted to nicotine in cigarettes and, as a result of that addiction, suffered or died from one or more smoking-related diseases; (2) asserted claims based on theories of negligence, strict liability, and intentional tort; and (3) sought to recover unspecified compensatory damages, as well as attorneys’ fees and costs. The plaintiffs in most, but not all, cases also sought to recover punitive damages.

On April 13, 2010, in Putney v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury in Phase I of the trial returned a verdict for the plaintiff. On April 26, 2010, the jury in Phase II of the trial found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $15.1 million in compensatory damages; found the decedent 35% at fault, RJR Tobacco 30% at fault and the remaining defendants collectively 35% at fault; and awarded $2.5 million in punitive damages against each of RJR Tobacco and one of the remaining defendants. In August 2010, the trial court entered final judgment against RJR Tobacco in the amount of $4.5 million in compensatory damages and $2.5 million in punitive damages. In December 2010, the trial court entered an amended final judgment to provide that interest would run from April 26, 2010. In June 2013, the Fourth DCA held that the trial court erred in denying the defendants’ motion for remittitur of the compensatory damages for loss of consortium and in striking the defendants’ statute of repose affirmative defenses. As a result, the Fourth DCA reversed and remanded for further proceedings. After its April 2, 2015, ruling in Hess v. Philip Morris USA Inc. that Engle Progeny defendants cannot raise a statute of repose defense to claims for concealment or conspiracy, the Florida Supreme Court, on February 1, 2016, accepted jurisdiction in Putney, quashed the Fourth DCA’s decision and reinstated the verdict. On March 15, 2016, the Florida Supreme Court granted the defendants’ motion for clarification in an order stating that remand was for reconsideration only on the issue of the statute of repose. On August 31, 2016, the Fourth DCA entered a new opinion following remand from the Florida Supreme Court. The court reinstated the punitive damages awards of $2.5 million each against RJR Tobacco and the remaining defendant. The court’s opinion that previously granted remittitur of the compensatory damages awards still stands. The matter is remanded to the trial court for further proceedings.

On April 21, 2010, in Grossman v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), the jury, in Phase I of a retrial that followed a mistrial, returned a verdict for the plaintiff. On April 29, 2010, the jury in Phase II of the retrial found for the plaintiff on the strict liability claim and for RJR Tobacco on the negligence, warranty, and intentional tort claims; awarded $1.9 million in compensatory damages; found RJR Tobacco 25% at fault, the decedent 70% at fault, and the decedent’s spouse 5% at fault; and did not reach the issue of entitlement to punitive damages. In June 2010, the trial court entered final judgment against RJR Tobacco in the amount of approximately $484,000 in compensatory damages. In June 2012, the Fourth DCA affirmed the trial court’s judgment, but remanded for a new trial on all Phase II issues. On July 31, 2013, the jury in the second retrial found for the plaintiff on the intentional tort claims, awarded $15.35 million in compensatory damages, found the decedent 25% at fault and RJR Tobacco 75% at fault, and awarded $22.5 million in punitive damages. The trial court entered final judgment in August 2013 and did not include a reduction for comparative fault. RJR Tobacco appealed, posted a supersedeas bond in the amount of $5 million, and the plaintiff cross appealed. On January 4, 2017, the Fourth DCA ordered the award of compensatory damages be reduced to reflect the comparative fault allocation assigned by the jury, but otherwise affirmed the final judgment. RJR Tobacco filed a motion for rehearing on February 6, 2017. A decision is pending.

On May 20, 2010, in Buonomo v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $5.2 million in compensatory damages; found RJR Tobacco 77.5% at fault and the decedent 22.5% at fault; and awarded $25 million in punitive damages. In accordance with a Florida statute, the trial court later reduced the punitive damage award to $15.7 million – three times the compensatory damages award of $5.2 million and entered final judgment in the amount of $4.06 million in compensatory damages and $15.7 million in punitive damages. In September 2013, the Fourth DCA affirmed the judgment and damages award to the plaintiff on strict liability and negligence, held that the trial court was not bound to hold punitive damages at three times compensatory damages, and reversed the judgment entered for the plaintiff on the claims for fraudulent concealment and conspiracy to commit fraud by concealment due to the erroneous striking of RJR Tobacco’s statute of repose defense. As a result, the punitive damages award was set aside and remanded for a new trial. In October 2014, the trial court found that the original $25 million punitive damages award was not excessive and would be reinstated if the plaintiff prevails on the repose issue and, in April 2015, entered an amended judgment against RJR Tobacco in the amount of approximately $29.1 million from which RJR Tobacco appealed. After its April 2, 2015, ruling in Hess v. Philip Morris USA Inc. that Engle Progeny defendants cannot raise a statute of repose defense to claims for concealment or conspiracy, the Florida Supreme Court, on January 26, 2016, accepted jurisdiction in Buonomo, quashed the Fourth DCA’s decision, and reinstated the jury verdict. RJR Tobacco’s motion for clarification was denied on March 21, 2016. In the appeal of the amended final judgment, on September 22, 2016, the Fourth DCA affirmed the amended final judgment, per curiam. RJR Tobacco’s motion for rehearing was denied in October 2016. The deadline for RJR Tobacco to file a petition for writ of certiorari with the U.S. Supreme Court is March 26, 2017.

On October 15, 2010, in Frazier v. Philip Morris USA Inc. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a case now known as Russo v. Philip Morris USA Inc., a jury found for the defendants based on the statute of limitations. In February 2011, the trial court entered final judgment for the defendants. In April 2012, the Third DCA reversed the trial court’s judgment, directed entry of judgment in the plaintiff’s favor and ordered a new trial. On April 2, 2015, the Florida Supreme Court, in its ruling in Hess v. Philip Morris USA Inc., approved the decision of the Third DCA. On April 23, 2015, the jury found for the defendants, including RJR Tobacco, on the issue of addiction causation, and the trial court entered final judgment for the defendants in May 2015. In June 2015, the plaintiff appealed to the Third DCA, and the defendants cross appealed. On October 19, 2016, the Third DCA affirmed the final judgment of the trial court. The plaintiff did not seek further review.

On April 26, 2011, in Andy Allen v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found RJR Tobacco 45% at fault, the decedent 40% at fault, and the remaining defendant 15% at fault; and awarded $17 million in punitive damages against each defendant. The trial court entered final judgment against RJR Tobacco in the amount of $19.7 million in May 2011 and, in October 2011, entered a remittitur of the punitive damages to $8.1 million. In May 2013, the First DCA reversed and remanded the case for a new trial. On November 24, 2014, the jury in the retrial found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3.1 million in compensatory damages; found the decedent 70% at fault, RJR Tobacco 24% at fault, and the remaining defendant to be 6% at fault; and found that the plaintiff was entitled to punitive damages. On November 26, 2014, the jury awarded approximately $7.75 million in punitive damages against each defendant. In August 2015, the trial court entered final judgment against RJR Tobacco and the remaining defendant, jointly and severally, in the amount of approximately $3.1 million in compensatory damages and $7.75 million in punitive damages from each defendant. In September 2015, the defendants filed a notice of appeal to the First DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.5 million. Oral argument occurred on November 2, 2016. A decision is pending.

On May 17, 2012, in Calloway v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $20.5 million in compensatory damages; found the decedent 20.5% at fault, RJR Tobacco 27% at fault, Lorillard Tobacco 18% at fault, and the remaining defendants collectively 34.5% at fault; and found that the plaintiff was entitled to punitive damages. On May 31, 2012, the jury awarded punitive damages in the amount of $17.25 million against RJR Tobacco, $12.6 million against Lorillard Tobacco, and $25 million collectively against the remaining defendants. The trial court later determined that the jury’s apportionment of comparative fault did not apply to the compensatory damages award and, in August 2012, entered final judgment. On January 6, 2016, the Fourth DCA reversed the fraudulent concealment and conspiracy claims, reversed the punitive damages award, and remanded the case for a new trial on those issues. On September 23, 2016, the Fourth DCA, sitting en banc, reversed the judgment in its entirety and remanded the case for a new trial. The new trial has not been scheduled. The plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on October 21, 2016. A decision is pending.

On October 17, 2012, in James Smith v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $600,000 in compensatory damages; found the decedent 45% at fault and RJR Tobacco 55% at fault; and found that the plaintiff was entitled to punitive damages. On October 18, 2012, the jury awarded $20,000 in punitive damages. The trial court entered final judgment against RJR Tobacco in the amount of $620,000. RJR Tobacco appealed to the Eleventh Circuit and posted a supersedeas bond in the amount of approximately $620,000. Oral argument occurred on October 17, 2014. A decision is pending.

On February 11, 2013, in Evers v. R. J. Reynolds Tobacco Co. (Cir. Ct. Hillsborough County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3.23 million in compensatory damages; found the decedent 31% at fault, RJR Tobacco 60% at fault and Lorillard Tobacco 9% at fault; and found that the plaintiff was entitled to punitive damages from RJR Tobacco but not from Lorillard Tobacco. On February 12, 2013, the jury awarded $12.36 million in punitive damages against RJR Tobacco. In March 2013, the trial court granted the defendants’ post-trial motions for directed verdict on fraudulent concealment, conspiracy and punitive damages and set aside the $12.36 million punitive damages award. The trial court entered final judgment in the amount of $1.77 million against RJR Tobacco and approximately $266,000 against Lorillard Tobacco. On November 6, 2015, the Second DCA concluded that the trial court erred in granting the defendants’ motion for directed verdict on claims for fraud by concealment and conspiracy to commit fraud by concealment, and reversed and reinstated the jury’s verdict on those two claims. As a result, the punitive damages award was reinstated. On remand, the jury’s verdict was reinstated. On March 14, 2016, the trial court entered an amended final judgment against RJR Tobacco in the amount of $2.95 million in compensatory damages and $12.36 million in punitive damages. In April 2016, RJR Tobacco appealed to the Second DCA and posted a supersedeas bond in the amount of $5 million. Oral argument occurred on February 7, 2017. A decision is pending.

On February 13, 2013, in Schoeff v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10.5 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On February 14, 2013, the jury awarded $30 million in punitive damages. In April 2013, the trial court entered final judgment against RJR Tobacco in the amount of $7.88 million in compensatory damages and $30 million in punitive damages. On November 4, 2015, the Fourth DCA reversed the punitive damages portion of the final judgment and remanded the case to the trial court, directing the trial court to grant RJR Tobacco’s motion for remittitur and, if RJR Tobacco does not agree with the remitted amount, to hold a new trial on punitive damages. On May 26, 2016, the Florida Supreme Court accepted jurisdiction of the case. Oral argument is scheduled for March 8, 2017.

On March 20, 2013, in Marotta v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), the jury, in a retrial following a mistrial, found for the plaintiff on the strict liability claim and for RJR Tobacco on the negligence and intentional tort claims, awarded $6 million in compensatory damages, found the decedent 42% at fault and RJR Tobacco 58% at fault, and did not reach the issue of entitlement to punitive damages. The trial court later entered final judgment against RJR Tobacco in the amount of $3.48 million. On January 6, 2016, the Fourth DCA affirmed, disagreeing with the Eleventh Circuit panel decision in Graham, discussed below, regarding whether the plaintiff’s claims are preempted. On March 8, 2016, the Florida Supreme Court accepted jurisdiction of the case. Oral argument occurred on November 1, 2016. A decision is pending.

On April 1, 2013, in Searcy v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found the decedent 40% at fault, RJR Tobacco 30% at fault and the remaining defendant 30% at fault; and awarded $10 million in punitive damages against each defendant. The trial court later entered final judgment against RJR Tobacco in the amount of $6 million in compensatory damages and $10 million in punitive damages. In September 2013, the trial court granted the defendants’ motion for a new trial, or in the alternative, reduction or remittitur of the damages awarded to the extent it sought remittitur of the damages. The compensatory damage award was remitted to $1 million, and the punitive damage award was remitted to $1.67 million against each defendant. The plaintiff filed a notice of acceptance of remittitur in November 2013, and the trial court issued an amended final judgment. The defendants appealed to the Eleventh Circuit, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.2 million. Oral argument occurred on October 17, 2014. A decision is pending.

On May 2, 2013, in David Cohen v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $2.06 million in compensatory damages; found the decedent 40% at fault, RJR Tobacco 30% at fault, Lorillard Tobacco 20% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. In May 2013, the trial court entered final judgment against RJR Tobacco in the amount of $617,000 and against Lorillard Tobacco in the amount of approximately $411,000. In July 2013, the court granted the defendants’ motion for a new trial due to the plaintiff’s improper arguments during closing. The new trial date has not been scheduled. The plaintiff filed a notice of appeal to the Fourth DCA, and the defendants filed a notice of cross appeal. On September 7, 2016, the Fourth DCA affirmed the trial court’s order granting RJR Tobacco’s motion for a new trial. The plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on October 10, 2016. A decision is pending.

On May 23, 2013, in Earl Graham v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $2.75 million in compensatory damages; found the decedent 70% at fault, RJR Tobacco 20% at fault, and the remaining defendant 10% at fault, and did not reach the issue of entitlement to punitive damages. In May 2013, the trial court entered final judgment against RJR Tobacco in the amount of $550,000. On April 8, 2015, the Eleventh Circuit reversed and ordered entry of judgment for RJR Tobacco. The Eleventh Circuit held that federal law impliedly preempts claims for strict liability and negligence based on the defect and negligence findings from Engle. On January 21, 2016, the plaintiff’s motion for rehearing en banc was granted, and the panel’s decision was vacated. On March 23, 2016, the Eleventh Circuit requested briefing on the issues of whether plaintiff’s claims are preempted and, if not, whether the defendants’ due process rights are violated. Oral argument occurred on June 21, 2016. A decision is pending.

On June 4, 2013, in Starr-Blundell v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $500,000 in compensatory damages; found the decedent 80% at fault, RJR Tobacco 10% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. In November 2013, the trial court entered final judgment in the amount of $50,000 against each defendant. On May 29, 2015, the First DCA affirmed the final judgment of the trial court, per curiam. On June 29, 2015, the plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. On May 24, 2016, the Florida Supreme Court accepted jurisdiction of the case, quashed the decision of the First DCA, and remanded the case for reconsideration in light of Soffer. On September 6, 2016, the First DCA, per curiam, reversed and remanded its May 29, 2015 opinion to the trial court for reconsideration in light of the decision in Soffer. The trial court is considering the parties’ submissions regarding next steps in the case.

On June 14, 2013, in Skolnick v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $2.56 million in compensatory damages; found the decedent 40% at fault, RJR Tobacco 30% at fault and the remaining defendant 30% at fault; and did not reach the issue of entitlement to punitive damages. In July 2013, the trial court entered final judgment against RJR Tobacco in the amount of $766,500. On July 15, 2015, the Fourth DCA set aside the judgment and ordered a partial new trial finding that the strict liability and negligence claims, on which the plaintiff had prevailed, were barred by a prior settlement entered into by the plaintiff in a separate action. The Fourth DCA also held that the plaintiff’s concealment and conspiracy claims, on which the defendants had prevailed, must be re-tried due to an erroneous jury instruction on the statute of repose. The new trial has not been scheduled.

On September 20, 2013, in Gafney v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $5.8 million in compensatory damages; found the decedent 34% at fault, RJR Tobacco 33% at fault and Lorillard Tobacco 33% at fault; and did not reach the issue of entitlement to punitive damages. In September 2013, the trial court entered final judgment against RJR Tobacco in the amount of $1.9 million and against Lorillard Tobacco in the amount of $1.9 million. On March 23, 2016, the Fourth DCA reversed the judgment of the trial court and remanded for a new trial due to improper comments made to the jury during plaintiff’s counsel’s closing arguments. In August 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The new trial has not been scheduled.

On February 27, 2014, in Banks v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $0 in compensatory damages; found the decedent 85% at fault, RJR Tobacco 15% at fault, and the remaining defendant 0% at fault; and did not reach the issue of entitlement to punitive damages. In May 2014, the trial court entered final judgment in favor of RJR

Tobacco and the other defendant. The plaintiff appealed to the Fourth DCA, and the defendants cross appealed. On October 20, 2016, the Fourth DCA affirmed the judgment of the trial court, per curiam. The plaintiff did not seek further review.

On May 15, 2014, in Burkhart v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $5 million in compensatory damages; found the plaintiff 50% at fault, RJR Tobacco 25% at fault, Lorillard Tobacco 10% at fault and the remaining defendant 15% at fault; and found that the plaintiff was entitled to punitive damages. On May 16, 2014, the jury awarded punitive damages of $1.25 million against RJR Tobacco, $500,000 against Lorillard Tobacco, and $750,000 against the remaining defendant. In June 2014, the trial court entered final judgment without a reduction for comparative fault. The defendants appealed to the Eleventh Circuit. Oral argument occurred on September 29, 2015. A decision is pending.

On June 23, 2014, in Bakst v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a case now known as Odom v. R. J. Reynolds Tobacco Co., a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $6 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On June 23, 2014, the jury awarded $14 million in punitive damages. The trial court later entered final judgment against RJR Tobacco in the amount of $4.5 million in compensatory damages and $14 million in punitive damages. RJR Tobacco appealed to the Fourth DCA and posted a supersedeas bond in the amount of $5 million. On November 30, 2016, the Fourth DCA reversed the trial court’s judgment and remanded the case with directions that the trial court grant the motion for remittitur or order a new trial on damages only. RJR Tobacco filed a motion for rehearing on January 9, 2017, requesting that the Fourth DCA grant rehearing or withdraw the section of its opinion addressing the propriety of the plaintiff’s closing argument or grant rehearing en banc on the improper argument issue. A decision is pending.

On July 17, 2014, in Robinson v. R. J. Reynolds Tobacco Co. (Cir. Ct. Escambia County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $16.9 million in compensatory damages; found the decedent 29.5% at fault and RJR Tobacco 70.5% at fault; and found that the plaintiff was entitled to punitive damages. On July 18, 2014, the jury awarded $23.6 billion in punitive damages. In July 2014, the trial court entered partial judgment on compensatory damages against RJR Tobacco in the amount of $16.9 million. On January 27, 2015, the trial court remitted the punitive damages award to approximately $16.9 million. In February 2015, RJR Tobacco filed an objection to the remitted award of punitive damages and a demand for a new trial on damages. The trial court granted a new trial on the amount of punitive damages only. The new trial on punitive damages has been stayed pending RJR Tobacco’s appeal to the First DCA of the partial judgment of compensatory damages and of the order granting a new trial on the amount of punitive damages only. RJR Tobacco posted a supersedeas bond in the amount of $5 million. Briefing on the merits is complete. Oral argument occurred on May 24, 2016. A decision is pending.

On July 31, 2014, in Harris v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $400,000 in compensatory damages for the wrongful death claim and $1.3 million in compensatory damages for the survival claim; allocated fault to the decedent (60% survival/70% wrongful death), RJR Tobacco (15% survival/10% wrongful death), Lorillard Tobacco (10% survival/10% wrongful death), and the remaining defendant (15% survival/10% wrongful death), and found that the plaintiff was not entitled to punitive damages. In December 2014, the trial court entered final judgment. Post-trial motions are pending, but in April 2015, the court stayed all post-trial proceedings pending resolution of the petition for en banc consideration in Graham, described above.

On August 27, 2014, in Wilcox v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $7 million in compensatory damages; found the decedent 30% at fault and RJR Tobacco 70% at fault; and found that the plaintiff was entitled to punitive damages. On August 28, 2014, the jury awarded $8.5 million in punitive damages. In September 2014, final judgment was entered against RJR Tobacco in the amount of $4.9 million in compensatory damages and $8.5 million in punitive damages. RJR Tobacco appealed to the Third DCA and posted a supersedeas bond in the amount of $5 million. On July 27, 2016, the Third DCA affirmed the final judgment, per curiam. After further evaluation of the case, RJR Tobacco paid approximately $17 million in satisfaction of the judgment on October 27, 2016.

On August 28, 2014, in Irimi v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and certain intentional tort claims and for one or more defendants on certain intentional tort claims; awarded approximately $3.1 million in compensatory damages; found the decedent 70% at fault, RJR Tobacco 14.5% at fault, Lorillard Tobacco 14.5% at fault and the remaining defendant 1% at fault; and did not reach the issue of entitlement to punitive damages. The trial court entered final judgment against each of RJR Tobacco and Lorillard Tobacco in the amount of approximately $453,000 and against the remaining defendant in the amount of approximately $31,000. On January 29, 2015, the court granted the defendants’ motion for a new trial. The plaintiff appealed to the Fourth DCA, and the defendants cross appealed. Briefing is complete. Oral argument has not been scheduled.

On October 10, 2014, in Lourie v. R. J. Reynolds Tobacco Co. (Cir. Ct. Hillsborough County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded approximately $1.37 million in compensatory damages; found the decedent 63% at fault, RJR Tobacco 3% at fault, Lorillard Tobacco 7% at fault and the remaining defendant 27% at fault; and found that the plaintiff was not entitled to punitive damages. The trial court later entered final judgment. The defendants appealed to the Second DCA in November 2014. RJR Tobacco posted a supersedeas bond in the amount of approximately $41,000, and Lorillard Tobacco posted a supersedeas bond in the amount of $96,000. On August 10, 2016, the Second DCA affirmed the final judgment. The defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on September 8, 2016. On September 9, 2016, the Florida Supreme Court stayed proceedings pending disposition of Marotta v. R. J. Reynolds Tobacco Co., described above.

On October 20, 2014, in Kerrivan v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $15.8 million in compensatory damages; found the plaintiff 19% at fault, RJR Tobacco 31% at fault and the remaining defendant 50% at fault; and found that the plaintiff was entitled to punitive damages. On October 22, 2014, the jury awarded $9.6 million in punitive damages against RJR Tobacco and $15.7 million against the remaining defendant. In November 2014, the trial court entered final judgment. RJR Tobacco filed its post-trial motions on December 11, 2014. In May 2015, the trial court deferred briefing and directed the parties to notify the court when the mandate has been issued in Graham or Searcy, described above.

On November 5, 2014, in Bishop v. R. J. Reynolds Tobacco Co. (Cir. Ct. Orange County, Fla., filed 2007), a jury found that the decedent was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. In November 2014, the trial court entered final judgment. The plaintiff appealed to the Fifth DCA, and the defendants cross appealed. On September 27, 2016, the Fifth DCA affirmed the final judgment, per curiam. The plaintiff did not seek further review.

On November 18, 2014, in Schleider v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and certain intentional tort claims and for RJR Tobacco on certain intentional tort claims, awarded $21 million in compensatory damages, found the decedent 30% at fault and RJR Tobacco 70% at fault, and found that the plaintiff was not entitled to punitive damages. In June 2015, the trial court entered final judgment against RJR Tobacco in the amount of $14.7 million. RJR Tobacco appealed to the Third DCA and posted a supersedeas bond in the amount of $5 million. Briefing is underway.

On November 21, 2014, in Perrotto v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $4.1 million in compensatory damages; found the decedent 49% at fault, RJR Tobacco 20% at fault, Lorillard Tobacco 6% at fault and the remaining defendant 25% at fault; and did not reach the issue of entitlement to punitive damages. Final judgment was entered against RJR Tobacco in the amount of approximately $ 818,000 and against Lorillard Tobacco in the amount of approximately $245,000. In May 2016, the court granted the plaintiff’s motion for a new trial on punitive damages but denied it in all other respects. The new trial is scheduled to begin June 5, 2017.

On December 19, 2014, in Haliburton v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2008), a jury found that the plaintiff’s claims were time-barred, which resulted in a verdict for RJR Tobacco. On April 14, 2015, the trial court entered final judgment in favor of RJR Tobacco. The plaintiff appealed to the Fourth DCA, and RJR Tobacco cross appealed. Briefing is complete. On December 1, 2016, the Fourth DCA entered an order dispensing with oral argument. A decision is pending.

On January 29, 2015, in Ellen Gray v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $6 million in compensatory damages, and found the decedent 50% at fault and RJR Tobacco 50% at fault. Although the jury ignored an instruction on the verdict form and found that the plaintiff was entitled to punitive damages, there was no punitive damage award. In February 2015, the trial court entered final judgment against RJR Tobacco in the amount of $3 million. Post-trial motions are pending. On June 10, 2015, the court granted RJR Tobacco’s motion to stay the case pending resolution of the petition for en banc consideration in Graham, described above.

On February 10, 2015, in Hecht v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found that the plaintiff’s claims were time-barred, which resulted in a verdict in favor of RJR Tobacco. Post-trial proceedings have been stayed until resolution of the petition for en banc consideration in Graham, described above. However, the trial court entered final judgment in favor of RJR Tobacco on January 7, 2016. On February 2, 2016, the plaintiff appealed to the Eleventh Circuit. Oral argument occurred on January 26, 2017. A decision is pending.

On February 11, 2015, in Sowers v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $4.25 million in compensatory damages, found the decedent 50% at fault and RJR Tobacco 50% at fault, and did not reach the issue of entitlement to punitive damages. On February 12, 2015, the trial court entered final judgment against RJR Tobacco in the amount of approximately $2.13 million. Post-trial motions are pending. On April 17, 2015, the court stayed post-trial proceedings until resolution of the petition for en banc consideration in Graham, described above.

On February 24, 2015, in Caprio v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury advised the trial court that it could not reach a unanimous verdict, but the trial court directed the jury to complete the verdict form on those individual verdict questions where there was unanimous agreement. In the partially completed verdict, the jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; found the plaintiff 40% at fault, RJR Tobacco 20% at fault, Lorillard Tobacco 10% at fault, and the remaining defendants 30% at fault; and awarded $559,000 in economic damages. The jury did not answer the verdict form questions relating to noneconomic damages and entitlement to punitive damages. In May 2015, the court denied the defendants’ motion for a mistrial and advised that it accepted the questions answered by the jurors as a partial verdict. A new trial will be held on the remaining issues, including comparative fault allocation. The defendants appealed to the Fourth DCA. On January 22, 2017, the defendants dismissed their appeal. The case remains pending in the trial court.

On February 26, 2015, in Zamboni v. R. J. Reynolds Tobacco Co. (U.S.D.C. M.D. Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded the plaintiff $340,000 in compensatory damages; found the decedent 60% at fault, RJR Tobacco 30% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. Post-trial motions are pending. The court stayed the case pending resolution of the petition for en banc consideration in Graham, described above.

On March 23, 2015, in Pollari v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10 million in compensatory damages; found the decedent 15% at fault, RJR Tobacco 42.5% at fault and the remaining defendant 42.5% at fault; and found that the plaintiff was entitled to punitive damages. On March 25, 2015, the jury awarded $1.5 million in punitive damages against each defendant. The trial court later entered final judgment against the defendants in the amount of $10 million in compensatory damages and, against each defendant, $1.5 million in punitive damages. On January 12, 2016, the trial court entered a second amended final judgment against RJR Tobacco that awarded $4.25 million in compensatory damages and $1.5 million in punitive damages. The defendants appealed to the Fourth DCA, RJR Tobacco posted a supersedeas bond in the amount of $2.5 million, and the plaintiff cross appealed. Briefing is complete. Oral argument has not been scheduled.

On March 26, 2015, in Gore v. R. J. Reynolds Tobacco Co. (Cir. Ct. Indian River County, Fla., filed 2008), a jury, in a retrial following a mistrial, found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $2 million in compensatory damages; found the decedent 54% at fault, RJR Tobacco 23% at fault and the remaining defendant 23% at fault; and found that the plaintiff was not entitled to punitive damages. In September 2015, the trial court entered final judgment against RJR Tobacco and the remaining defendant, each in the amount of $460,000. RJR Tobacco posted a supersedeas bond in the amount of $460,000 in September 2015, and in October 2015, the defendants appealed to the Fourth DCA, and the plaintiff cross appealed. Briefing is underway.

On April 17, 2015, in Ryan v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury, in a retrial following a mistrial, found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $21.5 million in compensatory damages; found the plaintiff 35% at fault and RJR Tobacco 65% at fault; and found that the plaintiff was entitled to punitive damages. On April 21, 2015, the jury awarded $25 million in punitive damages. In May 2015, the trial court entered final judgment against RJR Tobacco in the amount of $21.5 million in compensatory damages and $25 million in punitive damages. On April 29, 2016, the court entered an amended final judgment against RJR Tobacco in the amount of approximately $14 million in compensatory damages and $25 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million on May 27, 2016. The plaintiff filed a notice of cross appeal on June 13, 2016. Briefing is underway.

On June 18, 2015, in Hardin v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $776,000 in compensatory damages, found the decedent 87% at fault and RJR Tobacco 13% at fault, and found that the plaintiff was not entitled to punitive damages. In June 2015, the trial court entered final judgment against RJR Tobacco in the amount of $100,880. Post-trial motions were denied in January 2016. The plaintiff appealed to the Third DCA, and RJR Tobacco cross appealed. Oral argument occurred on December 7, 2016. On December 21, 2016, the Third DCA remanded the case for a new trial limited to the issue of punitive damages for the plaintiff’s non-intentional tort claims. Otherwise, the final judgment was affirmed. Neither party sought further review. The new trial has not been scheduled.

On July 13, 2015, in McCoy v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $1.5 million in compensatory damages; found the decedent 35% at fault, RJR Tobacco 25% at fault, Lorillard Tobacco 20% at fault and the remaining defendant 20% at fault; and found that the plaintiff was entitled to punitive damages. On July 17, 2015, the jury awarded $3 million in punitive damages against each defendant. In August 2015, the trial court entered final judgment against RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and the remaining defendant, jointly and severally, in the amount of $1.5 million in compensatory damages and, against each of them, $3 million in punitive damages. On January 4, 2016, the trial court entered an amended final judgment in the amount of $370,000 in compensatory damages and $3 million in punitive damages against RJR Tobacco, $300,000 in compensatory damages and $3 million in punitive damages against RJR Tobacco as successor-by-merger to Lorillard Tobacco, and $300,000 in compensatory damages and $3 million in punitive damages against the remaining defendant. RJR Tobacco appealed to the Fourth DCA and posted a supersedeas bond in the amount of approximately $3.35 million, and the plaintiff filed a notice of cross appeal. Briefing is underway.

On July 29, 2015, in Collar v. R. J. Reynolds Tobacco Co. (Cir. Ct. Indian River County, Fla., filed 2008), a jury found that the plaintiff was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. In September 2015, the trial court entered final judgment. The plaintiff appealed to the Fourth DCA, and the defendants cross appealed. Oral argument is scheduled for March 22, 2017.

On August 6, 2015, in Block v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $1.03 million in compensatory damages; found the decedent 50% at fault and RJR Tobacco 50% at fault; and found that the plaintiff was entitled to punitive damages. On August 7, 2015, the jury awarded $800,000 in punitive damages. In September 2015, the trial court entered final judgment against RJR Tobacco in the amount of approximately $926,000 in compensatory damages and $800,000 in punitive damages. On December 9, 2015, the trial court granted RJR Tobacco’s motion to alter or amend the judgment in part in light of the Fourth DCA’s decision in Schoeff v. R. J. Reynolds Tobacco Co., described above, finding that the intentional tort exception in Section 768.81, Florida Statutes, does not apply to the fraud and conspiracy claims brought by Engle Progeny plaintiffs. As a result, an amended final judgment was entered in the amount of approximately $463,000 in compensatory damages and $800,000 in punitive damages. RJR Tobacco appealed to the Fourth DCA and posted a supersedeas bond in the amount of approximately $1.3 million, and the plaintiff filed a notice of cross appeal. Briefing is complete. On February 3, 2017, the Fourth DCA entered an order dispensing with oral argument. A decision is pending.

On September 1, 2015, in Lewis v. R. J. Reynolds Tobacco Co. (Cir. Ct. Volusia County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $750,000 in compensatory damages, found the decedent 75% at fault and RJR Tobacco 25% at fault, and found that the plaintiff was not entitled to punitive damages. Final judgment was entered against RJR Tobacco in the amount of $187,500 in March 2016. RJR Tobacco appealed to the Fifth DCA and posted a supersedeas bond in the amount of $187,500. Briefing is complete. Oral argument has not been scheduled.

On September 8, 2015, in Cooper v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $4.5 million in compensatory damages; found the plaintiff 50% at fault, RJR Tobacco 40% at fault and the remaining defendant 10% at fault; and did not reach the issue of entitlement to punitive damages. Post-trial motions were denied on December 2, 2015. In February 2016, the trial court entered final judgment against RJR Tobacco in the amount of approximately $1.2 million. The defendants appealed to the Fourth DCA, and the plaintiff cross appealed. RJR Tobacco posted a supersedeas bond in the amount of approximately $1.2 million. Briefing is complete. Oral argument has not been scheduled.

On September 10, 2015, in Duignan v. R. J. Reynolds Tobacco Co. (Cir. Ct. Pinellas County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found the decedent 33% at fault, RJR Tobacco 30% at fault, and the remaining defendant 37% at fault; and found that the plaintiff was entitled to punitive damages. On September 11, 2015, the jury awarded $2.5 million in punitive damages against RJR Tobacco and $3.5 million in punitive damages against the remaining defendant. The trial court later entered final judgment against RJR Tobacco and the remaining defendant in the amount of $6 million in compensatory damages and $2.5 million in punitive damages against RJR Tobacco and $3.5 million in punitive damages against the remaining defendant. The defendants appealed to the Second DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.3 million. Oral argument occurred on December 5, 2016. A decision is pending.

On September 10, 2015, in O’Hara v. R. J. Reynolds Tobacco Co. (Cir. Ct. Escambia County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $14.7 million in compensatory damages; found the decedent 15% at fault and RJR Tobacco 85% at fault; and found that the plaintiff was entitled to punitive damages. On September 11, 2015, the jury awarded $20 million in punitive damages. In September 2015, the trial court entered final judgment against RJR Tobacco in the amount of $14.7 million in compensatory damages and $20 million in punitive damages. RJR Tobacco appealed to the First DCA and posted a supersedeas bond in the amount of $5 million. Briefing is complete. Oral argument has not been scheduled.

On September 22, 2015, in Suarez v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found that the decedent was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. In November 2015, the trial court entered final judgment. The plaintiff appealed to the Third DCA, and the defendants cross appealed. On October 19, 2016, the Third DCA affirmed the judgment of the trial court, per curiam. On October 27, 2016, the plaintiff filed a motion for a written opinion and certification to the Florida Supreme Court. A decision is pending.

On October 2, 2015, in Marchese v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $1 million in compensatory damages; found the decedent 55% at fault, RJR Tobacco 22.5% at fault, and the remaining defendant 22.5% at fault; and found that the plaintiff was entitled to punitive damages. On October 6, 2015, the jury awarded $250,000 in punitive damages against each defendant. Final judgment was entered on November 5, 2015. On May 17, 2016, an amended final judgment was entered in the amount of $450,000 in compensatory damages against RJR Tobacco and the remaining defendant, jointly and severally, and $250,000 in punitive damages against each defendant. RJR Tobacco appealed to the Fourth DCA and posted a supersedeas bond in the amount of $475,000. Briefing is underway.

On November 17, 2015, in Barbose v. R. J. Reynolds Tobacco Co. (Cir. Ct. Pasco County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10 million in compensatory damages, found the decedent 15% at fault, RJR Tobacco 42.5% at fault and the remaining defendant 42.5% at fault; and found that the plaintiff was entitled to punitive damages. On November 18, 2015, the jury awarded $500,000 in punitive damages against each of

RJR Tobacco and the other defendant. The defendants appealed to the Second DCA, and RJR Tobacco posted a supersedeas bond in the amount of $2.5 million. Briefing is complete. Oral argument has not been scheduled.

On November 20, 2015, in Fanali v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2008), a jury found that cigarette smoking was not a legal cause of the decedent’s coronary artery disease and death, which resulted in a verdict for RJR Tobacco. On December 17, 2015, the trial court entered final judgment in favor of RJR Tobacco. The plaintiff appealed to the Fourth DCA, and RJR Tobacco cross appealed. Briefing is complete. Oral argument has not been scheduled.

On November 23, 2015, in Shulman v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found that the plaintiff was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. In December 2015, the trial court entered final judgment. The plaintiff appealed to the Fourth DCA, and the defendants cross appealed. On August 11, 2016, the Fourth DCA affirmed the final judgment, per curiam. The plaintiff did not seek further review.

On November 24, 2015, in Green v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found that the plaintiff does not have chronic obstructive pulmonary disease, which resulted in a verdict for RJR Tobacco. Post-trial motions were denied on March 23, 2016. On April 4, 2016, final judgment was entered in favor of RJR Tobacco. The plaintiff appealed to the Third DCA, and RJR Tobacco cross appealed. Briefing is underway.

On December 9, 2015, in Monroe v. R. J. Reynolds Tobacco Co. (Cir. Ct. Gadsden County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims, awarded $11 million in compensatory damages, found the plaintiff 42% at fault and RJR Tobacco 58% at fault, and did not reach the issue of entitlement to punitive damages. On December 31, 2015, the trial court entered final judgment against RJR Tobacco in the amount of $6.38 million in compensatory damages. Post-trial motions were denied on March 30, 2016. RJR Tobacco appealed to the First DCA and posted a supersedeas bond in the amount of $5 million. Oral argument is scheduled for March 7, 2017.

On December 18, 2015, in Ledoux v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $10 million in compensatory damages; found the decedent 6% at fault, RJR Tobacco 47% at fault and the remaining defendant 47% at fault; and found that the plaintiff was entitled to punitive damages. On December 22, 2015, the jury awarded $12.5 million in punitive damages against each defendant. The trial court later entered final judgment against the defendants, jointly and severally, in the amount of $10 million in compensatory damages and, against each defendant, $12.5 million in punitive damages. Post-trial motions were denied in February 2016. The defendants appealed to the Third DCA, and RJR Tobacco posted a supersedeas bond in the amount of $5 million. On May 27, 2016, RJR Tobacco filed a rider amending the supersedeas bond reducing the amount from $5 million to $2.5 million. Briefing is underway.

On January 26, 2016, in Ewing v. R. J. Reynolds Tobacco Co. (Cir. Ct. Escambia County, Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for the defendants on the intentional tort claims; awarded $240,000 in compensatory damages; found the decedent 98% at fault, RJR Tobacco 2% at fault and the remaining defendant 0% at fault, and did not reach the issue of entitlement to punitive damages. Post-trial motions were denied on February 25, 2016. Final judgment has not been entered.

On February 12, 2016, in Ahrens v. R. J. Reynolds Tobacco Co. (Cir. Ct. Pinellas County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $9 million in compensatory damages; found the decedent 32% at fault, RJR Tobacco 44% at fault, and the remaining defendant 24% at fault; and found that the plaintiff was entitled to punitive damages. On February 13, 2016, the jury awarded $2.5 million in punitive damages against each defendant. In February 2016, the trial court entered final judgment. Post-trial motions were denied on March 31, 2016. On April 13, 2016, RJR Tobacco appealed to the Second DCA and posted a supersedeas bond in the amount of $2.5 million. Briefing is complete. Oral argument has not been scheduled.

On March 8, 2016, in Gamble v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2008), a jury found for the plaintiff on class membership, but found for RJR Tobacco on addiction causation, which resulted in a verdict for RJR Tobacco. Post-trial motions were denied on May 31, 2016. Final judgment was entered in favor of RJR Tobacco on June 9, 2016. The plaintiff appealed to the First DCA on July 8, 2016. Briefing is underway.

On April 7, 2016, in Davis v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found for the plaintiff on class membership, but found for RJR Tobacco on addiction causation, which resulted in a verdict for RJR Tobacco. On August 17, 2016, the court granted the plaintiff’s motion for a new trial. RJR Tobacco filed a notice of appeal to the Third DCA on August 25, 2016. Briefing is underway.

On April 21, 2016, in Turner v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3 million in compensatory damages; found the decedent 20% at fault and RJR Tobacco 80% at fault; and found that the plaintiff was entitled to punitive damages. On April 22, 2016, the jury awarded $10 million in punitive damages. The court denied the defendant’s post-trial motions and entered judgment against RJR Tobacco in the amount of $2.4 million in compensatory damages and $10 million in punitive damages. In July 2016, RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million. The plaintiff filed a notice of cross appeal in August 2016. Briefing is underway.

On April 26, 2016, in Enochs v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $21 million in compensatory damages; found the decedent 22% at fault, RJR Tobacco 66% at fault and the remaining defendant 12% at fault; and found that the plaintiff was entitled to punitive damages. On April 27, 2016, the jury awarded $6.25 million in punitive damages against each defendant. Final judgment was entered against RJR Tobacco in the amount of approximately $13.9 million in compensatory damages and $6.25 million in punitive damages on May 9, 2016. Post-trial motions were denied on May 20, 2016. The defendants appealed to the Fourth DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $3.5 million. Briefing is underway.

On May 11, 2016, in Dion v. R. J. Reynolds Tobacco Co. (Cir. Ct. Sarasota County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $12 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On May 12, 2016, the jury awarded $30,000 in punitive damages. Post-trial motions were denied on July 14, 2016. On August 9, 2016, RJR Tobacco filed a notice of appeal to the Second DCA and posted a supersedeas bond in the amount of $5 million. Briefing is underway.

On May 16, 2016, in Nally v. R. J. Reynolds Tobacco Co. (Cir. Ct. Polk County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6 million in compensatory damages; found the decedent 25% at fault and RJR Tobacco 75% at fault; and found that the plaintiff was entitled to punitive damages. On May 17, 2016, the jury awarded $12 million in punitive damages. Final judgment was entered against RJR Tobacco in the amount of $6 million in compensatory damages and $12 million in punitive damages on May 25, 2016. Post-trial motions were denied on August 15, 2016. In September 2016, RJR Tobacco filed a notice of appeal to the Second DCA and posted a supersedeas bond in the amount of $5 million. Briefing is underway.

On May 19, 2016, in McCabe v. R. J. Reynolds Tobacco Co. (Cir. Ct. Hillsborough County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims, awarded $5 million in compensatory damages, found the decedent 70% at fault and RJR Tobacco 30% at fault, and found that the plaintiff was entitled to punitive damages. On May 20, 2016, the jury awarded $6.5 million in punitive damages. Post-trial motions are pending.

On May 31, 2016, in Durrance v. R. J. Reynolds Tobacco Co. (Cir. Ct. Highlands County, Fla., filed 2007), the court declared a mistrial due to a medical emergency. Retrial began on January 23, 2017.

On June 21, 2016, in Mooney v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found that the decedent’s addiction to nicotine was not a legal cause of her death, which resulted in a verdict for the defendants, including RJR Tobacco. The plaintiff’s post-trial motions were denied on November 4, 2016.

On July 1, 2016, in Sermons v. Philip Morris USA Inc. (Cir. Ct. Duval County, Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims; awarded $65,000 in compensatory damages; found the decedent 80% at fault, RJR Tobacco 5% at fault, and the remaining defendant 15% at fault; and found that the plaintiff was entitled to punitive damages. On July 6, 2016, the jury awarded $17,075 in punitive damages against RJR Tobacco and $51,225 in punitive damages against the remaining defendant. Post-trial motions are pending.

On July 19, 2016, in Varner v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence and strict liability claims; found that RJR Tobacco’s cigarettes were not a legal cause of the decedent’s disease, which resulted in a verdict for RJR Tobacco; awarded $1.5 million in compensatory damages; found the decedent 75% at fault and the remaining defendant 25% at fault; and found that the plaintiff was not entitled to punitive damages. Final judgment was entered in favor of RJR Tobacco and against the remaining defendant in the amount of $375,000 in July 2016. The remaining defendant’s post-trial motions were denied on December 21, 2016.

On August 5, 2016, in Morales v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), the court declared a mistrial because a death in a juror’s family prevented the juror from deliberating. The new trial was scheduled for January 9, 2017, but has since been removed from the trial calendar.

On August 15, 2016, in Mathis v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $5 million in compensatory damages; found the decedent 45% at fault and RJR Tobacco 55% at fault; and found that the plaintiff was not entitled to punitive damages. Final judgment was entered on August 17, 2016. Post-trial motions were denied on October 24, 2016. RJR Tobacco filed a notice of appeal to the Third DCA and posted a supersedeas bond in the amount of $5 million on November 18, 2016. Briefing is underway.

On August 18, 2016, in Wilkins v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2007), a jury found that the decedent was not a class member, which resulted in a verdict for RJR Tobacco. Final judgment was entered in favor of RJR Tobacco on November 16, 2016. The plaintiff filed a notice of appeal to the Third DCA on December 16, 2016, and RJR Tobacco filed a notice of cross appeal on December 21, 2016. Briefing is underway.

On August 25, 2016, in Coursey v. R. J. Reynolds Tobacco Co. (Cir. Ct. Volusia County, Fla., filed 2007), a jury found that the decedent was not a class member, which resulted in a verdict for RJR Tobacco. The trial court denied post-trial motions and entered judgment in RJR Tobacco’s favor on September 27, 2016. On October 27, 2016, the plaintiff filed a notice of appeal to the Fifth DCA. RJR Tobacco filed a notice of cross appeal on November 8, 2016. Briefing is underway.

On September 6, 2016, in Hackimer v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2007), a jury found that the deceased smoker knew or should have known of his chronic obstructive pulmonary disease before May 5, 1990, and, for that reason, the claims were barred by the statute of limitations, which resulted in a verdict for RJR Tobacco. Post-trial motions were denied on December 20, 2016. On January 4, 2017, final judgment was entered in favor of RJR Tobacco. The plaintiff filed a notice of appeal to the Fourth DCA on February 1, 2017. Briefing is underway.

On September 22, 2016, in Oshinsky-Blacker v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6.15 million in compensatory damages; found the decedent 15% at fault, RJR Tobacco 25% at fault, and the remaining defendant 60% at fault; and found that the plaintiff was entitled to punitive damages. On September 23, 2016, the jury awarded $2 million in punitive damages against RJR Tobacco and $1 million in punitive damages against the remaining defendant. Post-trial motions are pending. Final judgment has not been entered.

On September 23, 2016, in Sherry Smith v. R. J. Reynolds Tobacco Co. (Cir. Ct. Volusia County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $3 million in compensatory damages; found the decedent 35% at fault and RJR Tobacco 65% at fault; and found that the plaintiff was not entitled to punitive damages. Post-trial motions were denied on December 14, 2016, and final judgment was entered against RJR Tobacco in the amount of $3 million. In January 2017, RJR Tobacco filed a notice of appeal to the Fifth DCA and posted a supersedeas bond in the amount of $3 million. Briefing is underway.

On September 28, 2016, in Prentice v. R. J. Reynolds Tobacco Co. (Cir. Ct. Duval County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $6.4 million in compensatory damages; found the decedent 60% at fault and RJR Tobacco 40% at fault; and found that the plaintiff was entitled to punitive damages. On September 29, 2016, the jury awarded $0 in punitive damages. Post-trial motions are pending.

On October 10, 2016, in Wallace v. R. J. Reynolds Tobacco Co. (Cir. Ct. Brevard County, Fla., filed 2007), the court declared a mistrial due to weather delays and juror unavailability. A new trial date has not been scheduled.

On October 24, 2016, in Konzelman v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $8.8 million in compensatory damages; found the decedent 15% at fault and RJR Tobacco 85% at fault; and found that the plaintiff was entitled to punitive damages. On October 26, 2016, the jury awarded $20 million in punitive damages. On December 1, 2016, post-trial motions were denied and the trial court entered final judgment against RJR Tobacco in the amount of approximately $7.48 million in compensatory damages and $20 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million on December 22, 2016. The plaintiff filed a notice of cross appeal on January 2, 2017. Briefing is underway.

On November 1, 2016, in Maloney v. R. J. Reynolds Tobacco Co. (Cir. Ct. Lee County, Fla., filed 2007), the court declared a mistrial due to the jury’s inability to reach a unanimous verdict. The new trial is scheduled for July 5, 2017.

On November 2, 2016, in Johnston v. R. J. Reynolds Tobacco Co. (Cir. Ct. Sarasota County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded $7.5 million in compensatory damages; found the decedent 10% at fault and RJR Tobacco 90% at fault; and found that the plaintiff was entitled to punitive damages. On November 5, 2016, the jury awarded $14 million in punitive damages. Final judgment was entered against RJR Tobacco in the amount of $6.75 million in compensatory damages and $14 million in punitive damages on November 28, 2016. Post-trial motions are pending.

On November 3, 2016, in Ledo v. R. J. Reynolds Tobacco Co. (Cir. Ct. Miami-Dade County, Fla., filed 2008), a jury found for the plaintiff on the negligence and strict liability claims and for RJR Tobacco on the intentional tort claims; awarded $6 million in compensatory damages; found the decedent 51% at fault and RJR Tobacco 49% at fault; and found that the plaintiff was entitled to punitive damages. After receiving the verdict, the trial court granted a directed verdict in favor of RJR Tobacco on entitlement to punitive damages. Final judgment was entered against RJR Tobacco in the amount of $2.94 million in compensatory damages on December 22, 2016. Post-trial motions are pending.

On November 10, 2016, in Howles v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability and intentional tort claims; awarded $4 million in compensatory damages; found RJR Tobacco 50% at fault and the remaining defendant 50% at fault; and found that the plaintiff was entitled to punitive damages. On November 14, 2016, the jury awarded $3 million in punitive damages against RJR Tobacco and $3 million against the remaining defendant. Final judgment was entered against RJR Tobacco in the amount of $2 million in compensatory damages and $3 million in punitive damages against RJR Tobacco. Post-trial motions were denied on December 5, 2016. On December 30, 2016, the defendants filed a joint notice of appeal to the Fourth DCA. Briefing is underway.

On November 14, 2016, in Kloppenburg v. R. J. Reynolds Tobacco Co. (Cir. Ct. Collier County, Fla., filed 2007), a jury found that the plaintiff knew or should have known of her chronic obstructive pulmonary disease before May 5, 1990, and, for that reason, the claims were barred by the statute of limitations, which resulted in a verdict for RJR Tobacco. Final judgment was entered in favor of RJR Tobacco on November 29, 2016. The plaintiff’s post-trial motions were denied on December 1, 2016. The plaintiff did not seek further review.

On November 16, 2016, in Ford v. R. J. Reynolds Tobacco Co. (Cir. Ct. Palm Beach County, Fla., filed 2008), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $1.02 million in compensatory damages; found the plaintiff 85% at fault and RJR Tobacco 15% at fault; and found that the plaintiff was not entitled to punitive damages. Post-trial motions are pending.

On November 16, 2016, in Stanley Martin v. R. J. Reynolds Tobacco Co. (Cir. Ct. Broward County, Fla., filed 2007), a jury found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $5.41 million in compensatory damages; found the decedent 32% at fault, RJR Tobacco 22% at fault and the remaining defendant 46% at fault; and found that the plaintiff was entitled to punitive damages. On November 18, 2016, the jury awarded $200,000 in punitive damages against RJR Tobacco and $450,000 against the remaining defendant. Post-trial motions are pending.

On December 16, 2016, in Dubinsky v. R. J. Reynolds Tobacco Co. (Cir. Ct. Brevard County, Fla., filed 2008), a jury found that the decedent was not a class member, which resulted in a verdict for the defendants, including RJR Tobacco. Post-trial motions are pending.

On December 16, 2016, in Pardue v. R. J. Reynolds Tobacco Co. (Cir. Ct. Alachua County, Fla., filed 2008), a jury, in a retrial following a mistrial, found for the plaintiff on the negligence, strict liability, and intentional tort claims; awarded approximately $5.9 million in compensatory damages; found the decedent 25% at fault, RJR Tobacco 50% at fault, and the remaining defendant 25% at fault; and found that the plaintiff was entitled to punitive damages. On December 19, 2016, the jury awarded $6.75 million in punitive damages against RJR Tobacco and $6.75 million in punitive damages against the remaining defendant. Final judgment was entered against RJR Tobacco in the amount of approximately $5.9 million in compensatory damages (jointly and severally with the remaining defendant) and, against each defendant, $6.75 million in punitive damages on December 29, 2016. Post-trial motions are pending.

Broin II Cases

Broin v. Philip Morris, Inc. (Cir. Ct. Miami-Dade County, Fla., filed 1991), was a class action brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997, RJR Tobacco, Lorillard Tobacco, B&W and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of $300 million in three annual $100 million installments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of $49 million for the plaintiffs’ counsel’s fees and expenses. RJR Tobacco’s portion of these payments was approximately $86 million; Lorillard Tobacco’s was approximately $57 million; and B&W’s was approximately $31 million. The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as Broin II lawsuits, the defendant will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as “general causation.” With respect to all other liability issues, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as “specific causation,” individual plaintiffs will bear the burden of proof. On September 7, 1999, the Florida Supreme Court approved the settlement.

As of December 31, 2016, there were 2,406 Broin II lawsuits pending in Florida. There have been no Broin II trials since 2007.

Class-Action Suits

Overview. As of December 31, 2016, 25 class-action cases, excluding the shareholder case described below, were pending in the United States against Reynolds Defendants. These class actions seek recovery for personal injuries allegedly caused by cigarette smoking or, in some cases, for economic damages allegedly incurred by cigarette or e-cigarette purchasers.

In 1996, the Fifth Circuit Court of Appeals in Castano v. American Tobacco Co. overturned the certification of a nation-wide class of persons whose claims related to alleged addiction to tobacco products, finding that the district court failed to properly assess variations in the governing state laws and whether common issues predominated over individual issues. Since the Fifth Circuit’s ruling in Castano, few smoker class-action complaints have been certified or, if certified, have survived on appeal. Eighteen federal courts, including two courts of appeals, and most state courts that have considered the issue have rejected class certification in such cases. Apart from Castano, only two smoker class actions have been certified by a federal court – In re Simon (II) Litigation and Schwab [McLaughlin] v. Philip Morris USA Inc., both of which were filed in the U.S. District Court for the Eastern District of New York and were later decertified.

Class-action suits based on claims that class members are at a greater risk of injury or injured by the use of tobacco or exposure to ETS, or claims that seek primarily economic damages are pending against RJR Tobacco, Lorillard Tobacco, or their affiliates or indemnitees in state or federal courts in California, Florida, Illinois, Louisiana, Missouri, New Mexico, New York, North Carolina and West Virginia. All pending class-action cases are discussed below.

The pending class actions against RJR Tobacco or its affiliates or indemnitees include four cases alleging that the use of the term “lights” constitutes unfair and deceptive trade practices under state law or violates federal RICO. Such suits are pending in state courts in Illinois and Missouri and are discussed below under “— ‘Lights’ Cases.”

E-cigarette class-action cases are pending against RJR Vapor, RAI, and other RAI affiliates in California state and federal courts. In general, the plaintiffs allege that RJR Vapor, Lorillard Tobacco, and other RAI affiliates made false and misleading claims that e-cigarettes are less hazardous than other cigarette products or failed to disclose that e-cigarettes expose users to certain substances. The cases are typically filed pursuant to state consumer protection and related statutes and seek recovery of economic damages and are discussed below under “—E-Cigarette Cases.”

Several class actions relating to claims in advertising and promotional materials for SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes are pending in federal courts. In general, these plaintiffs allege that use of the words “natural,” “additive-free,” or “organic” in NATURAL AMERICAN SPIRIT advertising and promotional materials suggests that those cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. These cases are discussed below under “—No Additive/Natural Claim Cases.”

Additional class actions relating to alleged personal injuries purportedly caused by use of cigarettes or exposure to ETS are pending. These cases are discussed below under “— Other Class Actions.”

Finally, certain third-party payers have filed health-care cost recovery actions in the form of class actions. These cases are discussed separately below under “— Health-Care Cost Recovery Cases.”

“Lights” Cases.

As noted above, four “lights” class-action cases are pending against RJR Tobacco or B&W, two in Illinois state court and two in Missouri state court. The classes in these cases generally seek to recover compensatory and punitive damages, injunctive and other forms of relief, and attorneys’ fees and costs from RJR Tobacco and/or B&W. In general, the plaintiffs allege that RJR Tobacco or B&W made false and misleading claims that “lights” cigarettes were lower in tar and nicotine and/or were less hazardous or less mutagenic than other cigarettes. The cases typically are filed pursuant to state consumer protection and related statutes.

The seminal “lights” class-action case is Price v. Philip Morris, Inc. (Cir. Ct. Madison County, Ill., filed 2000), an action filed against the predecessor of Philip Morris USA Inc., referred to as Philip Morris. In March 2003, the trial court entered judgment against Philip Morris in the amount of $7.1 billion in compensatory damages and $3 billion in punitive damages. In December 2005, the Illinois Supreme Court issued an opinion reversing and remanding with instructions to dismiss the case. On December 5, 2006, the Illinois Supreme Court issued its mandate, and the trial court entered a judgment of dismissal later in December 2006. In multiple filings since December 2008, the Price plaintiffs have argued that the U.S. Supreme Court’s decision in Good v. Altria Group, Inc. rejected the basis upon which the Illinois Supreme Court had reversed the Price trial court’s 2003 judgment and, on that basis, have attempted to reinstate that judgment. In April 2014, the intermediate appellate court reinstated the trial court’s 2003 judgment. In November 2015, the Illinois Supreme Court (1) vacated the lower courts’ judgments, (2) dismissed the case without prejudice to allow the plaintiffs to file a motion to have the Illinois Supreme Court recall its December 5, 2006, mandate that had reversed the trial court’s 2003 judgment, and (3) directed entry of a judgment of dismissal. The plaintiffs then moved in the Illinois Supreme Court to have that court recall its December 5, 2006 mandate. On January 11, 2016, the Illinois Supreme Court denied the plaintiffs’ motion. The plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court on January 22, 2016, which was denied on June 20, 2016.

In Turner v. R. J. Reynolds Tobacco Co. (Cir. Ct. Madison County, Ill., filed 2000), the trial court certified a class of purchasers of RJR Tobacco “lights” cigarettes in November 2001. In November 2003, the Illinois Supreme Court granted RJR Tobacco’s motion for a stay pending the court’s final appeal decision in the Price case described above. The stay subsequently expired, and the court accordingly scheduled a series of status conferences, all of which were continued by agreement of the parties. The next status conference is scheduled for February 22, 2017.

In Howard v. Brown & Williamson Tobacco Corp. (Cir. Ct. Madison County, Ill., filed 2000), the trial court certified a class of purchasers of B&W “lights” cigarettes in December 2001. In June 2003, the trial judge issued an order staying all proceedings pending resolution of the Price case described above. In August 2005, the Illinois Fifth District Court of Appeals affirmed the Circuit Court’s stay order. There is currently no activity in the case.

In Collora v. R. J. Reynolds Tobacco Co. (Cir. Ct. City of St. Louis, Mo., filed 2000), the trial court certified a class of purchasers of RJR Tobacco “lights” cigarettes in December 2003. A status conference is scheduled for June 5, 2017.

In Black v. Brown & Williamson Tobacco Corp. (Cir. Ct. City of St. Louis, Mo., filed 2000), a putative class action filed on behalf of a class of purchasers of B&W “lights” cigarettes, a status conference is scheduled for June 5, 2017.

In the event RJR Tobacco and its affiliates or indemnitees lose one or more of the pending “lights” class-action suits, RJR Tobacco, depending upon the amount of any damages ordered, could face difficulties in its ability to pay the judgment or obtain any bond required to stay execution of the judgment which could have a material adverse effect on RJR Tobacco’s, and consequently RAI’s, results of operations, cash flows or financial position.

E-Cigarette Cases.

In In re Fontem US, Inc. Consumer Class Action Litig. (U.S.D.C. C.D. Cal., filed 2015), the plaintiffs brought a class action against RAI, Lorillard, another RAI affiliate, and two other defendants on behalf of putative classes of California, New York, and Illinois purchasers of blu brand e-cigarettes. This action results from the consolidation of two actions – Diek v. Lorillard Tobacco Co. and Whitney v. ITG Brands, LLC. The plaintiffs allege that certain advertising, marketing and packaging materials for blu brand e-cigarettes made deceptive claims, omitted material information, or failed to contain required disclosures. On behalf of one or more of the classes, the plaintiffs seek injunctive relief, equitable relief, and compensatory and punitive damages under California Civil Code §1,750 et seq., California Business & Professions Code §17,200 et seq., California Business and Professions Code §17,500 et seq., New York General Business Law § 349, and Illinois Consumer Fraud And Deceptive Business Practices Act § 505/1 et seq. Pursuant to the terms of the asset purchase agreement relating to the Divestiture, RAI tendered the defense of the now-consolidated Diek and Whitney actions to, and sought indemnification for those actions from, ITG. Pursuant to the terms, limitations and conditions of the asset purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify RAI and its affiliates against losses arising from the operation of the blu brand e-cigarette business. On May 20, 2016, the trial court stayed the matter pending the Ninth Circuit Court of Appeals’ rulings in Briseno v. ConAgra Foods, Inc. (decided January 3, 2017), Jones v. ConAgra Foods, Inc. (pending), and Brazil v. Dole Packaged Foods, LLC (decided September 30, 2016). The stay did not apply to finalizing the pleadings and related briefing. On May 23, 2016, the plaintiffs filed a second amended consolidated complaint, which the defendants moved to dismiss. On November 1, 2016, the trial court granted the defendants’ motion to dismiss in substantial part, finding that federal law preempted all of the plaintiffs’ claims except those based on alleged violations of California’s Proposition 65 under California’s Business and Professions Code §17,200 et seq. On November 21, 2016, the plaintiffs moved for reconsideration of the trial court’s November 1, 2016 order. The trial court scheduled a hearing on the plaintiffs’ motion for reconsideration for February 13, 2017.

In Harris v. R. J. Reynolds Vapor Co. (U.S.D.C. N.D. Cal., filed 2015), the plaintiff brought a class action against RJR Vapor on behalf of a putative class of purchasers of VUSE e-cigarettes. The plaintiff alleges that RJR Vapor failed to advise users that they potentially could be exposed to formaldehyde and acetaldehyde. The plaintiff asserts failure to warn claims under California’s Proposition 65, as well as California Business & Professions Code § 17,200 et seq. and California Civil Code § 1,750 et seq. and seeks declaratory relief, restitution, disgorgement, injunctive relief and damages. RJR Vapor moved to dismiss contending, among other things, that plaintiff’s action was governed in its entirety by Proposition 65 and that the plaintiff failed to give the 60-day pre-suit notice required by Proposition 65, requiring that the entire case be dismissed with prejudice. The motion to dismiss was argued on March 2, 2016. On September 30, 2016, the court granted RJR Vapor’s motion to dismiss but provided the plaintiff leave to amend. The plaintiff filed a second amended complaint on October 31, 2016, and RJR Vapor has again moved to dismiss. Oral argument occurred on January 19, 2017. A decision is pending.

In Center for Environmental Health v. NJoy, Inc. (Super. Ct. Alameda County, Cal., filed 2015), the plaintiff brought an action against RJR Vapor and several other e-cigarette manufacturers asserting violations of Proposition 65 for not disclosing that electronic cigarettes, including VUSE, allegedly expose consumers to formaldehyde and acetaldehyde. The plaintiff sought civil penalties, injunctive relief, attorneys’ fees, and costs. RJR Vapor filed an answer on December 29, 2015. RJR Vapor denied any and all liability and reached an agreement to resolve the claims for $94,750. The court approved the settlement agreement on October 25, 2016.

No Additive/Natural/Organic Claim Cases.

Following the FDA’s August 27, 2015, warning letter to SFNTC relating to the use of the words “natural” and “additive-free” in the labeling, advertising and promotional materials for NATURAL AMERICAN SPIRIT brand cigarettes, plaintiffs purporting to bring claims on behalf of themselves and others have filed putative nationwide and/or state-specific class actions against SFNTC and, in some instances, RAI. A total of 16 such actions have been filed in nine U.S. district courts. Each of these cases is discussed below. In various combinations, plaintiffs in these cases generally allege violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent misrepresentation, and unjust enrichment based on the use of descriptors such as “natural,” “organic” and “100% additive-free” in the marketing, labeling, advertising, and promotion of SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes. The actions seek various categories of recovery, including economic damages, injunctive relief (including medical monitoring and cessation programs), interest, restitution, disgorgement, treble and punitive damages, and attorneys’ fees and costs.

On January 6, 2016, the plaintiffs in one action filed a motion before the U.S. Judicial Panel on Multidistrict Litigation (“JPML”) to consolidate these actions before one district court for pretrial purposes. On April 11, 2016, the JPML ordered that these cases be consolidated for pretrial purposes before Judge James O. Browning in the U.S. District Court for the District of New Mexico, referred to as the transferee court, and the then-pending and later-filed cases now are consolidated for pretrial purposes in that court. The cases that were filed in or transferred for pretrial purposes to the transferee court are as follows:

•	Sproule v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D. Fla., filed 2015), is an action against SFNTC and RAI on behalf of a putative nationwide class of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Brattain v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. N.D. Cal., filed 2015), is an action against SFNTC and RAI on behalf of a putative class of California purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Rothman v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D.N.Y., filed 2015), is an action against SFNTC and RAI on behalf of a putative class of New York purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Dunn v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2015), is an action against SFNTC on behalf of a putative nationwide class (and Minnesota subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Haksal v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2015), is an action against SFNTC and RAI on behalf of a putative nationwide class (and California, Illinois, Minnesota, and New Mexico subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Cuebas v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D.N.Y., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and New York subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Okstad v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class and sixteen putative state-based subclasses (Alabama, California, Colorado, Florida, Georgia, Iowa, Illinois, Maryland, Maine, North Carolina, New Jersey, Ohio, Oregon, Pennsylvania, Texas and Wisconsin subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Ruggiero v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.D.C., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Maryland subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Waldo v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Florida subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Grandison v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. E.D.N.Y., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and California, Florida and New York subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Gudmundson v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. V.I., filed 2016), is an action against SFNTC and RAI on behalf of a putative class of U.S. Virgin Islands purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	LeCompte v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2016), is an action against SFNTC and RAI on behalf of a putative class of California purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	White v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. D.N.M., filed 2016), is an action against SFNTC on behalf of a putative nationwide class of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Johnston v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. S.D Fla., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and Florida subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Cole v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. N.C., filed 2016), is an action against SFNTC and RAI on behalf of a putative nationwide class (and North Carolina subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes.

•	Hebert v. Santa Fe Natural Tobacco Co., Inc. (U.S.D.C. M.D. N.C., filed 2016), is an action against SFNTC, RAI and RJR Tobacco on behalf of a putative class of purchasers in California, Colorado, Florida, Illinois, Massachusetts, Michigan, New Jersey, New Mexico, New York, Ohio and Washington of NATURAL AMERICAN SPIRIT cigarettes, and a nationwide putative class of NATURAL AMERICAN SPIRIT brand menthol cigarette purchasers (and subclass of such purchasers in California, Colorado, Florida, Illinois and New Mexico).

The transferee court entered a scheduling order requiring the plaintiffs to file a consolidated amended complaint. On September 19, 2016, the plaintiffs filed a consolidated amended complaint naming SFNTC, RAI, and RJR Tobacco as defendants. That complaint alleges violations of 12 states’ deceptive and unfair trade practices statutes – California, Colorado, Florida, Illinois, Massachusetts, Michigan, North Carolina, New Jersey, New Mexico, New York, Ohio, and West Virginia – based on the use of descriptors such as “natural,” “organic” and “100% additive-free” in the marketing, labeling, advertising, and promotion of SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes. It also asserts unjust enrichment claims under those 12 states’ laws and asserts breach of express warranty claims on behalf of a national class of NATURAL AMERICAN SPIRIT menthol purchasers. The state deceptive and unfair trade practice statutory and unjust enrichment claims are brought on behalf of state-specific classes in the 12 states listed above and, in some instances, state-specific subclasses. The consolidated amended complaint seeks class certification, payment for class notice, injunctive relief, monetary damages, prejudgment interest, statutory damages, restitution, and attorneys’ fees and costs. On November 18, 2016, the defendants filed a motion to dismiss, and a hearing on that motion is scheduled for March 22, 2017. On January 12, 2017, the plaintiffs filed a second consolidated amended class action complaint. The transferee court’s scheduling order, as amended, provides for the plaintiffs to file a motion for class certification by April 3, 2018, and a hearing on the class certification motion on July 13-14, 2018.

On November 7, 2016, a public health advocacy organization filed Breathe DC v. Santa Fe Natural Tobacco Co., Inc. (D.C. Super. Ct.), an action against SFNTC, RAI and RJR Tobacco based on allegations relating to the labeling, advertising and promotional materials for NATURAL AMERICAN SPIRIT brand cigarettes that are similar to the allegations in the actions consolidated for pre-trial purposes in the U.S. District Court for the District of New Mexico transferee court described immediately above. The complaint seeks injunctive and other non-monetary relief, but does not seek monetary damages. On December 6, 2016, the defendants removed the action to the U.S. District Court for the District of Columbia and, on December 7, 2016, filed a notice with the JPML to have the action transferred to the transferee court. On December 7, 2016, the plaintiff moved in the U.S. District Court for the District of Columbia to remand the action to the Superior Court for the District of Columbia. On December 9, 2016, the JPML conditionally ordered that the case be transferred to the transferee court. On December 20, 2016, the U.S. District Court for the District of Columbia issued an order stating that it will rule on the plaintiff’s motion to remand before the JPML considers the plaintiff’s motion to vacate the conditional transfer order.

Other Class Actions.

In Young v. American Tobacco Co., Inc. (Cir. Ct. Orleans Parish, La., filed 1997), the plaintiff brought a class action against U.S. cigarette manufacturers, including RJR Tobacco and B&W, and parent companies of U.S. cigarette manufacturers, including RJR, on behalf of a putative class of Louisiana residents who, though not themselves cigarette smokers, allegedly suffered injury as a result of exposure to ETS from cigarettes manufactured by defendants. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. In March 2016, the court entered an order staying the case, including all discovery, pending the completion of the smoking cessation program ordered by the court in Scott v. The American Tobacco Co.

In Parsons v. A C & S, Inc. (Cir. Ct. Ohio County, W. Va., filed 1998), the plaintiff brought a class action against asbestos manufacturers, U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, and parent companies of U.S. cigarette manufacturers, including RJR and Lorillard, on behalf of a putative class of persons who allegedly have personal injury claims arising from their exposure to respirable asbestos fibers and cigarette smoke. The plaintiff seeks to recover $1 million in compensatory and punitive damages individually for her purported injuries and an unspecified amount for the class in compensatory and punitive damages. In December 2000, three defendants, Nitral Liquidators, Inc., Desseaux Corporation of North America and Armstrong World Industries, filed bankruptcy petitions in the U.S. Bankruptcy Court for the District of Delaware, In re Armstrong World Industries, Inc. Pursuant to section 362(a) of the Bankruptcy Code, Parsons is automatically stayed with respect to all defendants who filed for bankruptcy. The case remains pending against the other defendants, including RJR Tobacco and Lorillard Tobacco, but it has long been dormant.

In Jones v. American Tobacco Co., Inc. (Cir. Ct., Jackson County, Mo., filed 1998), the plaintiff filed a class action against the major U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, and parent companies of U.S. cigarette manufacturers, including RJR and Lorillard, on behalf of a putative class of Missouri tobacco product users and purchasers who allegedly became addicted to nicotine. The plaintiffs seek an unspecified amount of compensatory and punitive damages. There is currently no activity in this case.

Filter Cases

Claims have been brought against Lorillard Tobacco and Lorillard by individuals who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. As of December 31, 2016, Lorillard Tobacco and/or Lorillard was a defendant in 78 Filter Cases. Since January 1, 2013, Lorillard Tobacco and RJR Tobacco have paid, or have reached agreement to pay, a total of approximately $47.6 million in settlements to resolve 175 claims asserted in Filter Cases.

Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material.

On September 13, 2013, the jury in a Filter Case, DeLisle v. A. W. Chesterton Co. (Cir. Ct. Broward County, Fla., filed 2012), found for the plaintiffs on the negligence and strict liability claims; awarded the plaintiffs $8 million in compensatory damages; and found Lorillard Tobacco 22% at fault, Hollingsworth & Vose 22% at fault, and the other defendants 56% at fault. Punitive damages were not at issue. On November 6, 2013, the trial court entered final judgment against Lorillard Tobacco in the amount of $3.52 million. Lorillard Tobacco appealed to the Fourth DCA. On September 14, 2016, the Fourth DCA ordered a new trial because the trial court erred in admitting certain expert testimony and concluded that the $8 million compensatory damages award should have been remitted. The plaintiffs filed a motion for rehearing or rehearing en banc, which was denied by the Fourth DCA on November 9, 2016. The plaintiffs filed an application for discretionary review by the Florida Supreme Court on December 6, 2016. The Florida Supreme Court has issued a stay of the proceedings in that court pending its disposition of a pending application for review in another case. The matter has not been stayed in the trial court, and post-appeal motions are pending to vacate the final judgment and discharge the surety bonds. The plaintiffs have filed both a stay motion in the Florida Supreme Court and a motion to recall the mandate in the Fourth DCA, which motions are presently pending.

Health-Care Cost Recovery Cases

Health-care cost recovery cases have been brought by a variety of plaintiffs. Other than certain governmental actions, these cases largely have been unsuccessful on remoteness grounds, which means that one who pays an injured person’s medical expenses is legally too remote to maintain an action against the person allegedly responsible for the injury.

As of December 31, 2016, two health-care cost recovery cases were pending in the United States against RJR Tobacco, B&W, Lorillard Tobacco, or all three, as discussed below after the discussion of the State Settlement Agreements. A limited number of claimants have filed suit against RJR Tobacco, one of its affiliates, and other tobacco industry defendants to recover funds for health care, medical and other assistance paid by foreign provincial governments in treating their citizens. For additional information on these cases, see “— International Cases” below.

State Settlement Agreements. In June 1994, the Mississippi Attorney General brought an action, Moore v. American Tobacco Co., against various industry members, including RJR Tobacco, B&W and Lorillard Tobacco. This case was brought on behalf of the state to recover state funds paid for health care and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. Most other states, through their attorneys general or other state agencies, sued RJR Tobacco, B&W, Lorillard Tobacco and other U.S. cigarette manufacturers based on similar theories. The cigarette manufacturer defendants, including RJR Tobacco, B&W and Lorillard Tobacco, settled the first four of these cases scheduled for trial — Mississippi, Florida, Texas and Minnesota — by separate agreements with each such state.

On November 23, 1998, the major U.S. cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, entered into the Master Settlement Agreement with attorneys general representing the remaining 46 states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas. Effective on November 12, 1999, the MSA settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and released various additional present and future claims.

In the settling jurisdictions, the MSA released RJR Tobacco, B&W, Lorillard Tobacco, and their affiliates and indemnitees, including RAI and Lorillard, from:

•	all claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to past conduct arising out of the use, sale, distribution, manufacture, development, advertising, marketing or health effects of, the exposure to, or research, statements or warnings about, tobacco products; and

•	all monetary claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to future conduct arising out of the use of or exposure to, tobacco products that have been manufactured in the ordinary course of business.

Set forth below is the unadjusted tobacco industry settlement payment schedule (in millions) for 2014 and thereafter:

	2014	2015	2016 and thereafter
First Four States’ Settlements:[1]
Mississippi Annual Payment	$136	$136	$136
Florida Annual Payment	440	440	440
Texas Annual Payment	580	580	580
Minnesota Annual Payment	204	204	204
Master Settlement Agreement:
Annual Payments[1]	8,004	8,004	8,004

Total	$9,364	$9,364	$9,364

RAI’s operating subsidiaries expenses and payments under the State Settlement Agreements for 2014, 2015 and 2016 and the projected expenses and payments for 2017 and thereafter (in millions) are set forth below. 1 2

	2014	2015	2016	2017		2018 and thereafter
Settlement expenses	$1,917	$2,403	$2,727		—		—
Settlement cash payments	$1,985	$2,166	$3,042				—
Projected settlement expenses				$	>3,000	$	>3,000
Projected settlement cash payments				$	>2,700	$	>3,000

1	Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods. For further information, see “— State Settlement Agreements—Enforcement and Validity; Adjustments” below.

2	The amounts above reflect the impact of the Term Sheet and the NY State Settlement described below under “— State Settlement Agreements—Enforcement and Validity; Adjustments – Partial Settlement of Certain NPM Adjustment Claims.”

The State Settlement Agreements also contain provisions restricting the marketing of tobacco products. Among these provisions are restrictions or prohibitions on the use of cartoon characters, brand-name sponsorships, apparel and other merchandise, outdoor and transit advertising, payments for product placement, free sampling and lobbying. Furthermore, the State Settlement Agreements required the dissolution of three industry-sponsored research and trade organizations.

The State Settlement Agreements have materially adversely affected RJR Tobacco’s shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJR Tobacco in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in U.S. cigarette sales in the premium and value categories, RJR Tobacco’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

U.S. Department of Justice Case.

In United States v. Philip Morris USA Inc. (U.S.D.C. D.D.C., filed 1999), the U.S. Department of Justice brought an action against RJR Tobacco, B&W, Lorillard Tobacco and other tobacco companies seeking (1) recovery of federal funds expended in providing health care to smokers who developed alleged smoking-related diseases pursuant to the Medical Care Recovery Act and Medicare Secondary Payer provisions of the Social Security Act and (2) equitable relief under the civil provisions of RICO, including disgorgement of roughly $280 billion in profits the government contended were earned as a consequence of a purported racketeering “enterprise.” In September 2000, the district court dismissed the government’s Medical Care Recovery Act and Medicare Secondary Payer claims. In February 2005, the U.S. Court of Appeals for the D.C. Circuit, referred to as the D.C. Circuit, ruled that disgorgement was not an available remedy.

On August 17, 2006, after a non-jury bench trial, the district court found certain defendants, including RJR Tobacco, B&W and Lorillard Tobacco, had violated RICO, but did not impose any direct financial penalties. The district court instead enjoined RJR Tobacco, Lorillard Tobacco and the other defendants from committing future racketeering acts, participating in certain trade organizations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as “low tar,” “light,” “ultra light,” “mild” and “natural.” The district court also ordered RJR Tobacco, Lorillard Tobacco and the other defendants to issue “corrective communications” on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining web sites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants’ ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court’s order, and ordered certain defendants to reimburse the U.S. Department of Justice its taxable costs incurred in connection with the case.

Defendants, including RJR Tobacco, B&W, and Lorillard Tobacco, appealed, the government cross appealed, and the defendants moved in the district court for clarification and a stay pending appeal. After the district court denied the defendants’ motion to stay, the D.C. Circuit granted a stay in October 2006.

The district court then granted the motion for clarification in part and denied it in part. With respect to the meaning and applicability of the general injunctive relief of the August 2006 order, the district court denied the motion for clarification. With respect to the request for clarification as to the scope of the provisions in the order prohibiting the use of descriptors and requiring corrective statements at retail point of sale, the district court granted the motion and also ruled that the provisions prohibiting the use of express or implied health messages or descriptors do apply to the actions of the defendants taken outside of the United States.

In May 2009, the D.C. Circuit largely affirmed both the finding of liability against the tobacco defendants and the remedial order, including the denial of additional remedies, but vacated the order and remanded for further proceedings as to the following four discrete issues:

•	the issue of the extent of B&W’s control over tobacco operations was remanded for further fact finding and clarification;

•	the remedial order was vacated to the extent that it binds all defendants’ subsidiaries and was remanded to the district court for determination as to whether inclusion of the subsidiaries and which of the subsidiaries satisfy Rule 65(d) of the Federal Rules of Civil Procedure;

•	the D.C. Circuit held that the provision found in paragraph four of the injunction, concerning the use of any express or implied health message or health descriptor for any cigarette brand, should not be read to govern overseas sales. The issue was remanded to the district court with instructions to reformulate it so as to exempt foreign activities that have no substantial, direct and foreseeable domestic effects; and

•	the remedial order was vacated regarding “point of sale” displays and remanded for the district court to evaluate and make due provisions for the rights of innocent persons, either by abandoning this part of the remedial order or re-crafting a new version reflecting the rights of third parties.

In June 2010, the U.S. Supreme Court denied all parties’ petitions for writ of certiorari.

Post-remand proceedings are underway. On December 22, 2010, the district court dismissed B&W from the litigation. In November 2012, the trial court entered an order setting forth the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them. After extensive mediation led the parties to an implementation agreement, the district court entered an implementation order on June 2, 2014. The defendants filed a consolidated appeal challenging both the content of the court-ordered statements and the requirement that those statements be published in redundant media. On May 22, 2015, the D.C. Circuit reversed the corrective statements order in part, affirmed in part, and remanded to the district court for further proceedings. On October 1, 2015, the district court ordered the parties to propose new corrective-statements preambles. On February 8, 2016, the district court entered an order adopting the government’s proposed corrective-statements preamble. The parties then mediated, per the district court’s order, changes to the implementation order necessitated by the new preamble. On April 19, 2016, the district court accepted the parties’ mediated agreement on implementation and entered a superseding consent order with respect to implementation. The superseding consent order stays implementation of the corrective statements until the exhaustion of appeals from the orders establishing the text of those statements and governing implementation details. On April 7, 2016, the defendants and the post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the order adopting the government’s proposed corrective-statement preambles. On May 6, 2016, the defendants and post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the superseding consent order. On June 7, 2016, the D.C. Circuit granted the unopposed motion of the defendants and the post-judgment parties regarding remedies to consolidate the two appeals. Briefing in the consolidated appeals concluded in late December 2016, and oral argument is scheduled for February 17, 2017. Additionally, RJR Tobacco appealed the district court’s May 28, 2015, order requiring RJR Tobacco to televise an additional set of corrective statements on behalf of B&W. On November 1, 2016, the D.C. Circuit upheld the order. In light of the corrective-statements implementation requirements, $20 million has been accrued for the estimated costs of the corrective communications and is included in the consolidated balance sheet as of December 31, 2016.

Native American Tribe Case.

As of December 31, 2016, one Native American tribe case was pending before a tribal court against RJR Tobacco, B&W and Lorillard Tobacco, Crow Creek Sioux Tribe v. American Tobacco Co. (Tribal Ct., Crow Creek Sioux, S.D., filed 1997). The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program, and disgorgement of unjust profits from sales to minors. The plaintiffs claim that the defendants are liable under the following theories: unlawful marketing and targeting of minors, contributing to the delinquency of minors, unfair and deceptive acts or practices, unreasonable restraint of trade and unfair method of competition, negligence, negligence per se, conspiracy and restitution of unjust enrichment. The case is dormant.

International Cases.

Each of the ten Canadian provinces has filed a health-care cost recovery action against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates. In these actions, which are described below, each of the Canadian provinces seeks to recover for health care, medical and other assistance paid and to be paid for treating tobacco-related disease. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its affiliate in these actions.

•

British Columbia (British Columbia Sup. Ct., Vancouver Registry, filed 1997) - In 1997, British Columbia enacted a statute creating a civil cause of action against tobacco-related entities for the provincial government to recover the costs of health-care benefits incurred for insured British Columbia residents resulting from tobacco-related disease. An initial action brought pursuant to the statute against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and certain of its affiliates, was dismissed in February 2000 when the British Columbia Supreme Court ruled that the legislation was unconstitutional. British Columbia then enacted a revised statute, pursuant to which an action was filed in January 2001 against many of the same defendants, including RJR Tobacco and one of its affiliates. In that action, the British Columbia government seeks to recover the present value of its total expenditures for health-care benefits provided for insured persons resulting from tobacco-related disease or the risk of tobacco-related disease caused by alleged breaches of duty by the manufacturers, the present value of its estimated total expenditures for health-care benefits that reasonably could be expected to be provided for those insured persons resulting from tobacco-related disease or the risk of tobacco-related disease in the future, court ordered interest, and costs, or in the alternative, special or increased costs. The government alleges that the defendants are liable under the British Columbia statute by reason of their “tobacco related wrongs,” which are alleged to include: selling defective products, failure to warn, sale of cigarettes to children and adolescents, strict liability, deceit and misrepresentation, violation of trade practice and competition acts, concerted action, and joint liability. RJR Tobacco and its affiliate filed statements of defense in January 2007. Pretrial discovery is ongoing.

•	New Brunswick (Ct. of Queen’s Bench of New Brunswick, Jud. Dist. Fredericton, filed 2008) - This claim is brought pursuant to New Brunswick legislation enacted in 2008 that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in March 2010. Pretrial discovery is ongoing.

•	Ontario (Ontario Super. Ct. Justice, Toronto, filed 2009) - This claim is brought pursuant to Ontario legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability, although the government also asserted claims based on the illegal importation of cigarettes, which claims were deleted in an amended statement of claim filed in August 2010. RJR Tobacco and its affiliate filed statements of defense in April 2016.

•	Newfoundland and Labrador (Sup. Ct. Newfoundland and Labrador, St. John’s, filed 2011) - This claim is brought pursuant to Newfoundland and Labrador legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in May 2016.

•	Manitoba (Ct. of Queen’s Bench, Winnipeg Jud. Centre, filed 2012) - This claim is brought pursuant to Manitoba legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in September 2014. Pre-trial discovery is ongoing.

•	Quebec (Super. Ct. Quebec, Dist. Montreal, filed 2012) - This claim is brought pursuant to Quebec legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages being sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed defenses in December 2014. Pretrial discovery is ongoing.

•	Saskatchewan (Ct. of Queen’s Bench, Jud. Centre Saskatoon, filed 2012) - This claim is brought pursuant to Saskatchewan legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in February 2015.

•	Alberta (Ct. of Queen’s Bench, Alberta Jud. Centre of Calgary, filed 2012) - This claim is brought pursuant to Alberta legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in March 2016.

•	Prince Edward Island (Sup. Ct. P.E.I., Charlottetown, filed 2012) - This claim is brought pursuant to Prince Edward Island legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in February 2015.

•	Nova Scotia (Sup. Ct. Nova Scotia, Halifax, filed 2015) - This claim is brought pursuant to Nova Scotia legislation that is substantially similar to the revised British Columbia statute described above. It seeks recovery of essentially the same types of damages sought in the British Columbia action based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in July 2015.

Seven putative class actions, which are described below, have been filed against various Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in Canadian provincial courts. In these cases, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of warranty, breach of warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a “special duty” to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability, and violations of various trade practices and competition statutes. The plaintiffs seek recovery on behalf of proposed classes of persons allegedly suffering from tobacco-related disease as a result of smoking defendants’ cigarettes and seek recovery of compensatory and punitive damages, restitution, recovery of government health-care benefits, interest, and costs. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these seven actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its current or former affiliates in these actions. Plaintiffs’ counsel have been actively pursuing only Bourassa, the action pending in British Columbia, at this time.

•	In Kunka v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Winnipeg Jud. Centre, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who purchased or smoked defendants’ cigarettes and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Dorion v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Alberta Jud. Centre of Calgary – filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who purchased or smoked defendants’ cigarettes and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Semple v. Canadian Tobacco Manufacturers’ Council (Sup. Ct. Nova Scotia, Halifax, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class comprised of persons who purchased or smoked defendants’ cigarettes for the period from January 1, 1954, to the expiry of the opt-out period as set by the court and suffered, or currently suffer, from tobacco-related disease, as well as restitution of profits and reimbursement of government expenditure for health-care costs allegedly caused by the use of tobacco products.

•	In Adams v. Canadian Tobacco Manufacturers’ Council (Ct. of Queen’s Bench, Jud. Centre of Regina, filed 2009), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on July 10, 2009, and suffered, or currently suffer, from chronic obstructive pulmonary disease, emphysema, heart disease or cancer, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants. RJR Tobacco and its affiliate have brought a motion challenging the jurisdiction of the Saskatchewan court.

•	In Bourassa v. Imperial Tobacco Canada Ltd. (Sup. Ct. of British Columbia, Victoria Registry, filed 2010), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on June 12, 2007, and suffered, or currently suffer, from chronic respiratory diseases, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants from January 1, 1954, to the date the claim was filed. RJR Tobacco and its affiliate have filed a challenge to the jurisdiction of the British Columbia court. The plaintiff filed a motion for certification in April 2012, and filed affidavits in support in August 2013. An amended claim was filed in December 2014.

•	In McDermid v. Imperial Tobacco Canada Ltd. (Sup. Ct. of British Columbia, Victoria Registry, filed 2010), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on June 12, 2007, and suffered, or currently suffer, from heart disease, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as disgorgement of revenues earned by the defendants from January 1, 1954, to the date the claim was filed. RJR Tobacco and its affiliate have filed a challenge to the jurisdiction of the British Columbia court.

•

In Jacklin v. Canadian Tobacco Manufacturers’ Council (Ontario Super. Ct. of Justice, St. Catherines, filed 2012), the plaintiff seeks compensatory and punitive damages on behalf of a proposed class of persons who were alive on June 12, 2007, and suffered, or currently suffer, from chronic obstructive pulmonary disease, heart disease, or cancer, after having smoked a minimum of 25,000 of defendants’ cigarettes, as well as restitution of profits, and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

State Settlement Agreements— Enforcement and Validity; Adjustments

As of December 31, 2016, there were 28 cases concerning the enforcement, validity or interpretation of the State Settlement Agreements in which RJR Tobacco, B&W or Lorillard Tobacco is a party. This number includes those cases, discussed below, relating to disputed payments under the State Settlement Agreements.

In May 2006, the State of Florida filed a motion, in the Circuit Court of the Fifteenth Judicial Circuit, in and for Palm Beach County, Florida, to enforce the Florida settlement agreement, referred to as the Florida Settlement Agreement, for an accounting by Brown & Williamson Holdings, Inc., and for an Order of Contempt. The State asserted that B&W failed to report in its net operating profit on its shipments, cigarettes manufactured by B&W under contract for Star Tobacco or its parent, Star Scientific, Inc. The State is seeking approximately $12.4 million in additional payments under the Florida Settlement Agreement, as well as $17.0 million in interest payments. This matter is currently in the discovery phase.

On January 18, 2017, the State of Florida filed a motion to enjoin ITG as a defendant and to enforce the Florida Settlement Agreement. The State’s motion seeks payment under the Florida Settlement Agreement with respect to the four brands (WINSTON, SALEM, KOOL and MAVERICK) that were sold to ITG in the Divestiture. Under the asset purchase agreement relating to the Divestiture (and related documents), ITG was to assume responsibility with respect to these brands. Since the closing of the Divestiture and the transfer of these brands to it, ITG has not made settlement payments to the State with respect to these brands. The State’s motion asserts that it “is presently owed more than $45 million and will continue to suffer annual losses of approximately $30 million absent the Court’s enforcement of the Settlement Agreement….” The State’s motion seeks, among other things, an order from the court declaring that RJR Tobacco and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida Settlement Agreement with respect to the brands transferred to ITG in the Divestiture.

Also on January 18, 2017, Philip Morris USA, Inc. filed a motion to enforce the Florida Settlement Agreement. Philip Morris USA, Inc.‘s motion asserted that RJR Tobacco and ITG have breached the Florida Settlement Agreement by failing to comply with the obligations under the Florida Settlement Agreement with respect to the transferred brands. Philip Morris USA, Inc.‘s motion asserts that RJR Tobacco and ITG have “…deprived the State…of over $40 million in settlement payments and improperly shifted millions of the remaining settlement payment obligations from themselves to Philip Morris USA, Inc., amounts that will increase greatly going forward absent intervention by [the] Court.” Philip Morris USA, Inc.‘s motion seeks various forms of relief to modify the settlement payment calculations to address the issues raised in its motion.

On January 27, 2017, RJR Tobacco filed a motion asserting that ITG failed to use its reasonable best efforts to join the Florida Settlement Agreement and breached the asset purchase agreement relating to the Divestiture. Accordingly, RJR Tobacco filed a motion for leave to allow a supplemental pleading for breach by ITG of its obligations regarding joinder into the Florida Settlement Agreement.

NPM Adjustment Claims. The MSA includes an adjustment that potentially reduces the annual payment obligations of RJR Tobacco, Lorillard Tobacco and the other PMs. Certain requirements, collectively referred to as the Adjustment Requirements, must be satisfied before the NPM Adjustment for a given year is available:

•	an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA, such non-participating manufacturers referred to as NPMs; and

•	in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.

When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a “Qualifying Statute” that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

NPM Adjustment Claim for 2003. For 2003, the Adjustment Requirements were satisfied. As a result, based on revised numbers calculated by the Independent Auditor, RJR Tobacco placed approximately $615 million, and Lorillard Tobacco placed approximately $109 million, of its 2006 and 2007 MSA payments into a disputed payments account, in accordance with a procedure established by the MSA.

As a result of this action, 37 of the settling states filed legal proceedings in their respective MSA courts seeking declaratory orders that they diligently enforced their Qualifying Statutes during 2003 and/or orders compelling RJR Tobacco and the other PMs that placed money in the disputed payments account to pay the disputed amounts to the settling states. In response, RJR Tobacco and other PMs, pursuant to the MSA’s arbitration provisions, moved to compel arbitration of the parties’ dispute concerning the 2003 NPM Adjustment, including the states’ diligent enforcement claims, before an arbitration panel consisting of three retired federal court judges. The settling states opposed these motions, arguing, among other things, that the issue of diligent enforcement must be resolved by MSA courts in each of the 52 settling states and territories.

Forty-seven of the 48 courts that addressed the question whether the dispute concerning the 2003 NPM Adjustment is arbitrable ruled that arbitration was required under the MSA. The Montana Supreme Court ruled that the State of Montana did not agree to arbitrate the question of whether it diligently enforced a Qualifying Statute. Subsequently, Montana and the PMs reached an agreement whereby the PMs agreed not to contest Montana’s claim that it diligently enforced the Qualifying Statute during 2003.

In January 2009, RJR Tobacco and certain other PMs entered into an Agreement Regarding Arbitration, referred to as the Arbitration Agreement, with 45 of the MSA settling states (representing approximately 90% of the allocable share of the settling states) pursuant to which those states agreed to participate in a multistate arbitration of issues related to the 2003 NPM Adjustment. Under the Arbitration Agreement, the signing states had their ultimate liability, if any, with respect to the 2003 NPM Adjustment reduced by 20%, and RJR Tobacco and the other PMs that placed their share of the disputed 2005 NPM Adjustment (discussed below) into the disputed payments account, without releasing or waiving any claims, authorized the release of those funds to the settling states.

The arbitration panel contemplated by the MSA and the Arbitration Agreement, referred to as the Arbitration Panel, was selected, and proceedings before the panel with respect to the 2003 NPM Adjustment claim began in July 2010. Following the completion of document and deposition discovery, on November 3, 2011, RJR Tobacco and the other PMs advised the Arbitration Panel that they were not contesting the “diligent enforcement” of 12 states and the four U.S. territories with a combined allocable share of less than 14%. The “diligent enforcement” of the remaining 33 settling states, the District of Columbia and Puerto Rico was contested and became the subject of further proceedings. A common issues hearing was held in April 2012, and state specific evidentiary hearings with respect to the contested states were initiated.

As a result of the partial settlement of certain NPM Adjustment claims, as described in more detail below, as well as the earlier decisions not to contest the diligent enforcement of 12 states, two of which are participants in the partial settlement, and the four U.S. territories, only 15 contested settling states required state specific diligent enforcement rulings. State specific evidentiary hearings were completed in May 2013.

In September 2013, the Arbitration Panel issued rulings with respect to the 15 remaining contested states. The Arbitration Panel ruled that six states – Indiana, Kentucky, Maryland, Missouri, New Mexico and Pennsylvania (collectively representing approximately 14.68% allocable share) – had not diligently enforced their Qualifying Statutes in 2003. Each of these six states filed motions to vacate and/or modify the diligent enforcement rulings on the 2003 NPM Adjustment claim. The status as to each of these states is as follows:

•	Indiana and Kentucky (representing approximately 3.80% allocable share) subsequently joined the partial settlement of certain NPM Adjustment claims, as described in more detail below. Indiana participated in a joint motion to stay indefinitely further proceedings on the motions it had filed to vacate the settlement and to modify the adverse diligent enforcement ruling against it. Similarly, Kentucky has joined in a stipulation by the parties filed with the court in that state to stay further proceedings on its motions, but that stipulation has not yet been signed by the court.

•

Pennsylvania dropped its challenge to the finding of non-diligence entered against it. However, the state court in Pennsylvania entered an order that modified the judgment reduction method that had been adopted by the Arbitration Panel, which reduced RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by $54.0 million and $9.5 million, respectively. Upon appeal, in April 2015, the intermediate appellate court in Pennsylvania upheld the trial court ruling. The Pennsylvania Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on April 21, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari.

•	Missouri dropped its challenge to the finding of non-diligence entered against it. However, the state court in Missouri entered an order that modified the judgment reduction method that had been adopted by the Arbitration Panel which reduced RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by $21.4 million and $3.8 million, respectively. Upon appeal, in September 2015, the intermediate appellate court in Missouri reversed the trial court ruling. Missouri is appealing that ruling to the Missouri Supreme Court. The appeal is fully briefed, and oral argument on the appeal was held on November 8, 2016. A decision is pending.

•	Maryland dropped its challenge to the finding of non-diligence entered against it. Maryland’s motion challenging the judgment reduction method adopted by the Arbitration Panel was denied by its state court. Upon appeal, in October 2015, the intermediate appellate court in Maryland reversed the trial court, the effect of which was to reduce RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by a total of $21.2 million and $3.7 million, respectively. The Maryland Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on June 22, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari.

•	New Mexico filed motions challenging the finding of non-diligence and seeking a modification of the judgment reduction method adopted by the Arbitration Panel. The New Mexico trial court denied the state’s motion to vacate the finding of non-diligence, but granted the state’s motion challenging the judgment reduction method that had been adopted by the Arbitration Panel, which reduced RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by $5.6 million and $1 million, respectively. RJR Tobacco has appealed the court’s ruling on the judgment reduction method. The State did not appeal the trial court’s denial of its motion to vacate the finding on non-diligence.

As noted above, the effect from the four non-diligent states, Pennsylvania, Missouri, Maryland and New Mexico, no longer challenging the findings of non-diligence entered against them by the Arbitration Panel was that a certain portion of the potential recovery from these four states was probable and reasonably estimable. Consequently, $6 million and $93 million was recognized as a reduction of cost of products sold in RAI’s consolidated statement of income for the year ended December 31, 2016 and 2015, respectively. Therefore, RJR Tobacco now estimates that the maximum remaining amount of its claim and Lorillard Tobacco’s claim with respect to the 2003 NPM Adjustment claim is $27 million and $5 million, respectively, plus any applicable interest and earnings. Until such time as the various remaining state motions challenging the rulings of the Arbitration Panel have been resolved, including any necessary appeals, uncertainty exists as to the timing, process and amount of RJR Tobacco’s ultimate recovery with respect to its remaining share of the 2003 NPM Adjustment claim and, accordingly, no additional amounts for the remaining four non-diligent states have been recognized in RAI’s consolidated financial statements as of December 31, 2016.

NPM Adjustment Claims for 2004- 2015. From 2006 to 2008, proceedings (including significant factor arbitrations before an independent economic consulting firm) were initiated with respect to the NPM Adjustment for 2004, 2005 and 2006. Ultimately, the Adjustment Requirements were satisfied with respect to each of these NPM Adjustments.

In subsequent years, RJR Tobacco, Lorillard Tobacco, certain other PMs and the settling states entered into three separate agreements, covering fiscal years 2007 to 2009, fiscal years 2010 to 2012 and fiscal years 2013 to 2014, respectively, wherein the settling states would not contest that the disadvantages of the MSA were “a significant factor contributing to” the market share loss experienced by the PMs in those years. The stipulation pertaining to each of the years covered by the three agreements became effective in February of the year a final determination by the firm of independent economic consultants would otherwise have been expected if the issue had been arbitrated on the merits. RJR Tobacco and the PMs paid certain amounts into the States’ Antitrust/Consumer Protection Tobacco Enforcement Fund established under Section VIII(c) of the MSA for each year covered by these agreements, with RJR Tobacco paying approximately 47% and Lorillard Tobacco paying approximately 20% of such amounts.

Based on the payment calculations of the Independent Auditor and the agreements described above regarding the significant factor determinations, the Adjustment Requirements have been satisfied with respect to the NPM Adjustments for fiscal years 2007 to 2013. Determination of satisfaction of the Adjustment Requirements for 2014 has not been made. The approximate maximum principal amounts of RJR Tobacco’s and Lorillard Tobacco’s shares of the disputed NPM Adjustments for the years 2004 through 2014 (in millions), as currently calculated by the Independent Auditor, and the remaining amounts after the settlements of certain NPM Adjustments claims (see below), are as follows1:

	RJR Tobacco Company		Lorillard Tobacco
Volume Year	Disputed	Remaining after settlements	Disputed	Remaining after settlements
2004	$ 562	$ 210	$ 111	$ 41
2005	445	166	76	29
2006	419	156	73	27
2007	435	166	83	32
2008	468	179	104	40
2009	472	180	107	41
2010	470	179	119	46
2011	422	161	88	34
2012	428	163	96	37
2013	455	173	91	35
2014	430	164	92	36

1	The amounts shown above do not include the interest or earnings thereon to which RJR Tobacco and Lorillard Tobacco believe they would be entitled under the MSA.

In addition to the above, SFNTC’s portion of the disputed NPM Adjustments for the years 2004 through 2014 is approximately $67 million and the remaining amount after the settlements is approximately $26 million.

The 2015 volume year NPM Adjustments for RJR Tobacco, Lorillard Tobacco and SFNTC are $481 million, $41 million and $18 million, respectively.

The 2004 NPM Adjustment proceeding is underway before two overlapping panels, with one panel hearing the issues with respect to five states and the other panel hearing the issues as to the remaining states that will be part of the arbitration. A case management order governing the arbitration was entered on June 14, 2016. Under the timing established by that case management order, it is expected that discovery in the arbitration proceedings will be completed by the end of the second quarter of 2017 and that a hearing on common issues will take place before the end of the third quarter of 2017. State specific evidentiary hearings are expected to begin in the fourth quarter of 2017 and will likely conclude by the end of the third quarter of 2018. Diligent enforcement rulings from the panels are likely by the end of the fourth quarter of 2018. RJR Tobacco’s and Lorillard Tobacco’s remaining claim with respect to 2004 is approximately $251 million.

Missouri has obtained an order from the Missouri court of appeals for a separate state specific arbitration of the diligent enforcement issue, although that ruling is on appeal. Also, in the context of the 2003 NPM Adjustment proceedings, Montana obtained a ruling from the Montana Supreme Court that the issue of diligent enforcement under the MSA must be heard before that state’s MSA court. Finally, New Mexico and the four U.S. territories have been asked to join the 2004 NPM Adjustment Arbitration, but have not yet done so.

Due to the uncertainty over the final resolution of the 2004-2015 NPM Adjustment claims asserted by RJR Tobacco (including Lorillard Tobacco claims) and SFNTC, no assurances can be made related to the amounts, if any, that will be realized or any amounts (including interest) that will be owed, except as described below related to the partial settlement of certain NPM Adjustment claims.

Settlement/Partial Settlement of Certain NPM Adjustment Claims. In November 2012, RJR Tobacco, certain other PMs and certain settling states entered into a Term Sheet that set forth terms on which accrued and potential NPM Adjustment claims for 2003 through 2014 could be resolved. The Term Sheet also set forth a restructured NPM Adjustment process to be applied on a going-forward basis, starting with the 2013 volume year. The Term Sheet was provided to all of the MSA settling states for their review and consideration. A total of 17 states, the District of Columbia and Puerto Rico, collectively representing approximately 42% allocable share, joined the proposed settlement. RJR Tobacco and the other PMs indicated that they were prepared to go forward with the proposed settlement with that level of jurisdictional participation.

The Term Sheet provided that the Arbitration Panel in place to deal with the 2003 NPM Adjustment (and other NPM Adjustment-related matters) must review the proposed settlement and enter an appropriate order to confirm for the Independent Auditor that it should implement, as necessary, the terms of the settlement agreement.

In March 2013, the Arbitration Panel entered a Stipulated Partial Settlement and Award, referred to as the Award, reflecting the financial terms of the Term Sheet. Shortly thereafter, the Independent Auditor issued a notice indicating that it intended to implement the financial provisions of the Term Sheet, and also issued various revised payment calculations pertaining to payment years 2009 through 2012 and final calculations pertaining to payment year 2013 that reflected implementation of the financial provisions of the Term Sheet.

Subsequently in 2013, Oklahoma, Connecticut and South Carolina joined the Term Sheet. Efforts by two states, Colorado and Ohio, to obtain injunctions to prevent implementation of the Award were unsuccessful that year.

In June 2014, Kentucky and Indiana, both of which were among the states found “non-diligent” by the Arbitration Panel, joined the Term Sheet on financial terms more favorable to the industry than those agreed to by the original signatory states. Twenty-four jurisdictions have joined the settlement representing approximately 49.87% allocable share.

On October 20, 2015, RJR Tobacco and certain other PMs (including SFNTC) entered into the NY Settlement Agreement with the State of New York to settle certain claims related to the NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014 and puts in place a new method to determine future adjustments from 2015 forward as to New York. With the addition of New York’s allocable share of 12.76%, RJR Tobacco has resolved the 2004 through 2014 NPM Adjustments with 25 jurisdictions, representing approximately 62.63% allocable share.

On February 8, 2016, Missouri conditionally joined the Term Sheet on financial terms more favorable to the industry than those received by the original signatory states. Various provisions regarding the timing of credits to be received by RJR Tobacco and the other PMs and disbursements to Missouri from the Disputed Payments Account are also set forth in the conditional joinder. Missouri’s joinder was conditioned upon the enactment by the Missouri legislature of Allocable Share Repeal legislation in Missouri with an effective date making such legislation applicable to NPM cigarettes sold in Missouri beginning no later than August 28, 2016. This condition was not satisfied, and thus the conditional joinder was terminated.

For additional information related to the Term Sheet, the NY Settlement Agreement and the 2003 NPM Adjustment, see “— Cost of Products Sold” in note 1.

Other Litigation and Developments

JTI Claims for Indemnification. By a purchase agreement dated March 9, 1999, amended and restated as of May 11, 1999, referred to as the 1999 Purchase Agreement, RJR and RJR Tobacco sold its international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJR Tobacco retained certain liabilities relating to the international tobacco business sold to JTI. Under its reading of the indemnification provisions of the 1999 Purchase Agreement, JTI has requested indemnification for damages allegedly arising out of these retained liabilities. As previously reported, a number of the indemnification claims between the parties relating to the activities of Northern Brands in Canada have been resolved. The other matters for which JTI has requested indemnification for damages under the indemnification provisions of the 1999 Purchase Agreement are described below:

•	In a letter dated March 31, 2006, counsel for JTI stated that JTI would be seeking indemnification under the 1999 Purchase Agreement for any damages it may incur or may have incurred arising out of a Southern District of New York grand jury investigation, a now-terminated Eastern District of North Carolina grand jury investigation, and various actions filed by the European Community and others in the U.S. District Court for the Eastern District of New York, referred to as the EDNY, against RJR Tobacco and certain of its affiliates on November 3, 2000, August 6, 2001, and (as discussed in greater detail below) October 30, 2002, and against JTI on January 11, 2002.

•

JTI also has sought indemnification relating to a Statement of Claim filed on April 23, 2010, in the Ontario Superior Court of Justice, London, against JTI Macdonald Corp., referred to as JTI-MC, by the Ontario Flue-Cured Tobacco Growers’ Marketing Board, referred to as the Board, Andy J. Jacko, Brian Baswick, Ron Kichler, and Aprad Dobrenty, proceeding on their own behalf and on behalf of a putative class of Ontario tobacco producers that sold tobacco to JTI-MC during the period between January 1, 1986 and December 31, 1996, referred to as the Class Period, through the Board pursuant to certain agreements. The Statement of Claim seeks recovery for damages allegedly incurred by the class representatives and the putative class for tobacco sales during the Class Period made at the contract price for duty free or export cigarettes with respect to cigarettes that, rather than being sold duty free or for export, purportedly were sold in Canada, which allegedly breached one or more of a series of contracts dated between June 4, 1986, and July 3, 1996. Appeals taken from an unsuccessful motion to dismiss the action as barred by the statute of limitations were ultimately denied on November 4, 2016. Certification proceedings are pending.

•	Finally, JTI has advised RJR and RJR Tobacco of its view that, under the terms of the 1999 Purchase Agreement, RJR and RJR Tobacco are liable for approximately $1.85 million related to a judgment entered in 1998, plus interest and costs, in an action filed in Brazil by Lutz Hanneman, a former employee of a former RJR Tobacco subsidiary. RJR and RJR Tobacco deny that they are liable for this judgment under the terms of the 1999 Purchase Agreement.

Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have these and other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree with JTI as to (1) what circumstances relating to any such matters may give rise to indemnification obligations by RJR and RJR Tobacco, and (2) the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later time.

European Community. In European Community v. RJR Nabisco, Inc. (U.S.D.C. E.D.N.Y., filed 2002), the European Community and several of its member states allege that RJR, RJR Tobacco and other currently and formerly related companies engaged in money laundering and other conduct violating civil RICO and a variety of common laws. The plaintiffs also allege that the defendants manufactured cigarettes that were eventually sold in Iraq in violation of U.S. sanctions. The plaintiffs seek compensatory, punitive and treble damages among other types of relief. On February 15, 2010, the defendants moved to dismiss, and the action has been stayed and largely inactive since then while the parties have litigated that motion. On March 8, 2011, the district court granted the defendants’ motion in part and dismissed the plaintiffs’ RICO claims. On May 13, 2011, the district court granted the remaining portion of the defendants’ motion and dismissed the plaintiffs’ state-law claims based on the court’s lack of subject matter jurisdiction. The plaintiffs appealed to the Second Circuit.

On April 29, 2014, the Second Circuit vacated and remanded in a decision concluding that (1) as pled, the RICO claims are within the scope of the RICO statute, and (2) the federal court has subject matter jurisdiction over the state-law claims. The defendants sought rehearing and rehearing en banc. On August 20, 2014, the Second Circuit denied panel rehearing and issued an amended opinion that, in addition to adhering to the earlier opinion, held that a civil RICO cause of action extends to extraterritorial injuries. The U.S. Supreme Court granted certiorari and, on June 20, 2016, reversed the Second Circuit’s decision and ordered the dismissal of the plaintiffs’ RICO damages claims, finding that RICO civil causes of action extend only to domestic injuries, which claims the plaintiffs had abandoned. The court also held that any private RICO claims for equitable relief must also rest on domestic injuries but reserved decision on whether the plaintiffs had alleged such claims. The court’s decision does not affect the plaintiffs’ common-law claims. After remand, the district court entered an order allowing the plaintiffs to file an amended complaint by October 24, 2016, which later was extended indefinitely. Once the amended complaint is filed, the parties have been directed to submit a joint briefing schedule for the defendants’ anticipated motion to dismiss. Further, the district court stayed discovery until ten days after entry of an order deciding the defendants’ anticipated motion to dismiss.

Fontem Patent Litigation. On April 4, 2016, a case was filed in federal court, Fontem Ventures B.V. and Fontem Holdings 1 B.V. v. R. J. Reynolds Vapor Company (U.S.D.C. C.D. Cal.), which alleges that VUSE products infringe four patents owned by Fontem purportedly directed to e-cigarettes. On May 3, 2016, Fontem filed a second complaint asserting that the VUSE products infringe two additional Fontem patents purportedly directed to e-cigarettes. On June 22, 2016, Fontem filed a third complaint asserting that the VUSE products infringe one additional Fontem patent purportedly directed to e-cigarettes. RJR Vapor filed an answer in the first case on June 27, 2016, and an amended answer on July 25, 2016. RJR Vapor also filed answers in the second and third cases on July 25, 2016. On June 29, 2016, RJR Vapor filed a motion to transfer the three cases to the Middle District of North Carolina, which was granted on August 8, 2016. The cases are now pending in the Middle District of North Carolina.

Also, RJR Vapor has filed petitions for inter partes review against six of the seven asserted patents. Two of the petitions have been granted, two denied, and the others are still pending decision.

FDA Litigation. On February 25, 2011, RJR Tobacco, Lorillard and Lorillard Tobacco jointly filed a lawsuit, Lorillard, Inc. v. U.S. Food and Drug Administration, in the U.S. District Court for the District of Columbia, challenging the composition of TPSAC which had been established by the FDA under the

Family Smoking Prevention and Tobacco Control Act, referred to as the FDA Tobacco Act. The complaint alleges that certain members of the TPSAC and certain members of its Constituents Subcommittee have financial and appearance conflicts of interest that are disqualifying under federal ethics law and regulations, and that the TPSAC is not “fairly balanced,” as required by the Federal Advisory Committee Act, referred to as FACA. In March 2011, the plaintiffs filed an amended complaint, which added an additional claim, based on a nonpublic meeting of members of the TPSAC, in violation of the FACA. The court granted the plaintiffs’ unopposed motion to file a second amended complaint adding a count addressing the FDA’s refusal to produce all documents generated by the TPSAC and its subcommittee in preparation of the menthol report. On July 21, 2014, the court granted the plaintiffs’ summary judgment motions finding that three members of the TPSAC Committee had impermissible conflicts of interest. As relief, the court ordered the FDA to reconstitute the committee in conformance with the law and enjoined the agency from using or relying on the TPSAC’s 2011 Menthol Report. On September 18, 2014, the FDA appealed the decision to the D.C. Circuit. On January 15, 2016, the appellate court reversed the decision of the district court, finding that the plaintiffs did not have standing to challenge appointments of certain TPSAC members. Under the appellate court’s order, the three former committee members can serve once again on the TPSAC and FDA can rely on the TPSAC menthol report. On May 9, 2016, the plaintiffs’ petition for rehearing or rehearing en banc was denied. On May 18, 2016, the appellate court issued a mandate vacating the injunction that had barred use of the TPSAC menthol report and had ordered reconstitution of the TPSAC.

For a detailed description of the FDA Tobacco Act, see “— Governmental Activity” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Part II, Item 7.

Smokeless Tobacco Litigation

In 1999, when the IPIC litigation was first filed, the named defendants included manufacturers of smokeless products, including Conwood Company, LLC (now known as American Snuff Company, LLC) and others. When the IPIC plaintiffs filed discovery responses in IPIC listing the products they used, 41 of them listed a smokeless product. Six of those 41 plaintiffs listed a brand owned by American Snuff (Levi Garrett). Seven listed a brand (Beechnut) once manufactured by Lorillard Tobacco (now manufactured by National Tobacco Company). On December 3, 2001, the IPIC court severed all smokeless claims and all smokeless defendants from IPIC. There was no order staying the case during IPIC. In the ensuing 15 years, the plaintiffs in the severed cases did nothing to pursue the cases. The plaintiffs now seek to activate various smokeless claims, including certain plaintiffs whose cases were dismissed in IPIC after severance of the smokeless claims and whose claims are not counted in the 41 claims described above. After a status conference on July 11, 2016, the court set a schedule for briefing the issue of whether the severed claims should be dismissed because of the prolonged inaction in the case. On January 25, 2017, the trial court denied the defendants’ motion to dismiss those claims as abandoned. The plaintiffs are now free to move forward with their claims.

Tobacco Buyout Legislation

In 2004, legislation was passed eliminating the U.S. Government’s tobacco production controls and price support program. The buyout of tobacco quota holders provided for in the Fair and Equitable Tobacco Reform Act, referred to as FETRA, was funded by a direct quarterly assessment on every tobacco product manufacturer and importer, on a market-share basis measured on volume to which federal excise tax was applied. The aggregate cost of the buyout to the industry was approximately $9.9 billion, including approximately $9.6 billion payable to quota tobacco holders and growers through industry assessments over ten years, into 2014, and approximately $290 million for the liquidation of quota tobacco stock. RAI’s operating subsidiaries recorded the FETRA assessment on a quarterly basis as cost of goods sold. RAI’s operating subsidiaries’ overall share of the buyout approximated $2.5 billion prior to the deduction of permitted offsets under the MSA. The FETRA assessment expired in September 2014.

ERISA Litigation

In May 2002, in Tatum v. The R.J.R. Pension Investment Committee of the R. J. Reynolds Tobacco Company Capital Investment Plan, an employee of RJR Tobacco filed a class-action suit in the U.S. District Court for the Middle District of North Carolina, alleging that the defendants, RJR, RJR Tobacco, the RJR Employee Benefits Committee and the RJR Pension Investment Committee, violated the Employee Retirement Income Security Act of 1974, referred to as ERISA. The actions about which the plaintiff complains stem from a decision made in 1999 by RJR Nabisco Holdings Corp., subsequently renamed Nabisco Group Holdings Corp., referred to as NGH, to spin off RJR, thereby separating NGH’s tobacco business and food business. As part of the spin-off, the 401(k) plan for the previously related entities had to be divided into two separate plans for the now separate tobacco and food businesses. The plaintiff contends that the defendants breached their fiduciary duties to participants of the RJR 401(k) plan when the defendants removed the stock funds of the companies involved in the food business, NGH and Nabisco Holdings Corp., referred to as Nabisco, as investment options from the RJR 401(k) plan approximately six months after the spin-off. The plaintiff asserts that a November 1999 amendment (the “1999 Amendment”) that eliminated the NGH and Nabisco funds from the RJR 401(k) plan on January 31, 2000, contained sufficient discretion for the defendants to have retained the NGH and Nabisco funds after January 31, 2000, and that the failure to exercise such discretion was a breach of fiduciary duty. In his complaint, the plaintiff requests, among other things, that the court require the defendants to pay as damages to the RJR 401(k) plan an amount equal to the subsequent appreciation that was purportedly lost as a result of the liquidation of the NGH and Nabisco funds.

In July 2002, the defendants filed a motion to dismiss, which the court granted in December 2003. In December 2004, the U.S. Court of Appeals for the Fourth Circuit reversed the dismissal of the complaint, holding that the 1999 Amendment did contain sufficient discretion for the defendants to have retained the NGH and Nabisco funds as of February 1, 2000, and remanded the case for further proceedings. The court granted the plaintiff leave to file an amended complaint and denied all pending motions as moot. In April 2007, the defendants moved to dismiss the amended complaint. The court granted the motion in part and denied it in part, dismissing all claims against the RJR Employee Benefits Committee and the RJR Pension Investment Committee. The plaintiff filed a motion for class certification, which the court granted in September 2008.

A non-jury trial was held in January and February 2010. On February 25, 2013, the district court dismissed the case with prejudice, finding that a hypothetical prudent fiduciary could have made the same decision and thus the plan’s loss was not caused by the procedural prudence which the court found to have existed. On August 4, 2014, the Fourth Circuit Court of Appeals, referred to as Fourth Circuit, reversed, holding that the district court applied the wrong standard when it held that the defendants did not cause any loss to the plan, determined the test was whether a hypothetical prudent fiduciary would have made the same decision and remanded the case back to the district court to apply the “would have standard.” On February 18, 2016, the district court dismissed the case with prejudice, finding that the defendants have shown by a preponderance of the evidence that a fiduciary acting with prudence would have divested the NGH and Nabisco Funds at the time and in the manner that the defendants did. On March 17, 2016, the plaintiff appealed arguing that the district court erred in finding that a hypothetical prudent fiduciary would have divested the NGH and Nabisco Funds at the same time and in the same manner as RJR. Briefing before the Fourth Circuit is complete. Oral argument occurred on January 25, 2017. A decision is pending.

Environmental Matters

RAI and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJR Tobacco has been named a potentially responsible party with third parties under the Comprehensive Environmental Response, Compensation and Liability Act with respect to several superfund sites. RAI and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of RAI or its subsidiaries.

RAI and its operating subsidiaries believe that climate change is an environmental issue primarily driven by carbon dioxide emissions from the use of energy. RAI’s operating subsidiaries are working to reduce carbon dioxide emissions by minimizing the use of energy where cost effective, minimizing waste to landfills and increasing recycling. Climate change is not viewed by RAI’s operating subsidiaries as a significant direct economic risk to their businesses, but rather an indirect risk involving the potential for a longer-term general increase in the cost of doing business. Regulatory changes are difficult to predict, but the current regulatory risks to the business of RAI’s operating subsidiaries with respect to climate change are relatively low. Financial impacts will be driven more by the cost of natural gas and electricity. Efforts are made to anticipate the effect of increases in fuel costs directly impacting RAI’s operating subsidiaries by evaluating natural gas usage and market conditions. Occasionally forward contracts are purchased, limited to a two-year period, for natural gas. In addition,

RAI’s operating subsidiaries are continually evaluating energy conservation measures and energy efficient equipment to mitigate impacts of increases in energy costs, and adopting or utilizing such measures and equipment where appropriate.

Regulations promulgated by the EPA and other governmental agencies under various statutes have resulted in, and likely will continue to result in, substantial expenditures for pollution control, waste treatment or handling, facility modification and similar activities. RAI and its subsidiaries are engaged in a continuing program to comply with federal, state and local environmental laws and regulations, and dependent upon the probability of occurrence and reasonable estimation of cost, accrue or disclose any material liability. Although it is difficult to reasonably estimate the portion of capital expenditures or other costs attributable to compliance with environmental laws and regulations, RAI does not expect such expenditures or other costs to have a material adverse effect on the business, results of operations, cash flows or financial position of RAI or its subsidiaries.

Shareholder Case

RAI, the members of the RAI board of directors and BAT have been named as defendants in a putative class-action lawsuit captioned Corwin v. British American Tobacco PLC, et al., brought in North Carolina state court, referred to as the North Carolina Action, by a person identifying himself as a shareholder of RAI. The North Carolina Action was initiated on August 8, 2014, and an amended complaint was filed on November 7, 2014. The amended complaint generally alleges, among other things, that the members of the RAI board of directors breached their fiduciary duties to RAI shareholders by approving the BAT Share Purchase and the sharing of technology with BAT, as well as that there were various conflicts of interest in the transaction. More specifically, the amended complaint alleges that (1) RAI aided and abetted the alleged breaches of fiduciary duties by its board of directors and (2) BAT was a controlling shareholder of RAI and, as a consequence, owed other RAI shareholders fiduciary duties in connection with the BAT Share Purchase. The North Carolina Action seeks injunctive relief, damages and reimbursement of costs, among other remedies. On January 2, 2015, the plaintiff in the North Carolina Action filed a motion for a preliminary injunction seeking to enjoin temporarily the RAI shareholder meeting and votes scheduled for January 28, 2015. RAI and the RAI board of directors timely opposed that motion prior to a hearing that was scheduled to occur on January 16, 2015.

RAI believed that the North Carolina Action was without merit and that no further disclosure was necessary to supplement the Joint Proxy Statement/Prospectus under applicable laws. However, to eliminate certain burdens, expenses and uncertainties, on January 17, 2015, RAI and the director defendants in the North Carolina Action entered into the North Carolina Memorandum of Understanding regarding the settlement of the disclosure claims asserted in that lawsuit. The North Carolina Memorandum of Understanding outlines the terms of the parties’ agreement in principle to settle and release the disclosure claims which were or could have been asserted in the North Carolina Action. In consideration of the partial settlement and release, RAI agreed to make certain supplemental disclosures to the Joint Proxy Statement/Prospectus, which it did on January 20, 2015. On August 4, 2015, the trial court granted the defendants’ motions to dismiss all of the remaining non-disclosure claims. The plaintiff appealed. On February 17, 2016, the trial court approved the partial settlement, including the plaintiff’s unopposed request for $415,000 in attorneys’ fees and costs. The partial settlement did not affect the consideration paid to Lorillard shareholders in connection with the Lorillard Merger. On December 20, 2016, the North Carolina Court of Appeals affirmed the trial court’s dismissal of the claims against RAI and RAI’s Board of Directors on the grounds that the plaintiff could not state a direct claim against RAI’s Board of Directors for breach of fiduciary duties. The Court of Appeals reversed the dismissal of the claims against BAT. On January 4, 2017, BAT filed a motion for rehearing en banc of the Court of Appeals’ opinion, which was denied on February 2, 2017.

Other Contingencies

JTI Indemnities. In connection with the sale of the international tobacco business to JTI, pursuant to the 1999 Purchase Agreement, RJR and RJR Tobacco agreed to indemnify JTI against:

•	any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet;

•	any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJR Tobacco’s employee benefit and welfare plans; and

•	any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

As described above in “— Litigation Affecting the Cigarette Industry – Other Litigation and Developments – JTI Claims for Indemnification,” RJR Tobacco has received claims for indemnification from JTI, and several of these have been resolved. Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJR Tobacco and the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.

In connection with the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks to JTI Holding, along with the international companies that distribute and market the brand outside the United States, pursuant to the 2015 Purchase Agreement, SFNTC, R. J. Reynolds Global Products, Inc., and R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions:

•	commenced on or before (1) January 13, 2019, to the extent relating to alleged personal injuries, and (2) in all other cases, January 13, 2021;

•	brought by (1) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (2) consumers or a consumer association; and

•	arising out of any statement or claim (1) made on or before January 13, 2016, (2) by any company sold to JTI Holding in the transaction, (3) concerning NATURAL AMERICAN SPIRIT brand products consumed or intended to be consumed outside of the United States and (4) that the NATURAL AMERICAN SPIRIT brand product is natural, organic, or additive free.

ITG Indemnity. In the purchase agreement relating to the Divestiture, RAI agreed to defend and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands on or before June 12, 2015, as well as in actions filed before June 13, 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands. In the purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in connection with claims relating to the purchase or use of blu brand e-cigarettes. ITG also agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in actions filed after June 12, 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands after June 12, 2015.

Loews Indemnity. In 2008, Loews Corporation, referred to as Loews, entered into an agreement with Lorillard, Lorillard Tobacco, and certain of their affiliates, which agreement is referred to as the Separation Agreement. In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation of defense), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’s ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims). Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the Lorillard Merger, RJR Tobacco assumed Lorillard’s obligations under the Separation Agreement as was required under the Separation Agreement.

Indemnification of Distributors and Retailers. RJR Tobacco, Lorillard Tobacco, SFNTC, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defense costs arising out of the sale or distribution of their products. Additionally, SFNTC has entered into an agreement to indemnify a supplier from liability and related defense costs arising out of the sale or use of SFNTC’s products. The cost has been, and is expected to be, insignificant. RJR Tobacco, SFNTC, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

Except as otherwise noted above, RAI is not able to estimate the maximum potential amount of future payments, if any, related to these indemnification obligations.

Lease Commitments

RAI has operating lease agreements that are primarily for automobiles, office space, warehouse space and equipment. The majority of these leases expire within the next five years and some contain renewal or purchase options and escalation clauses or restrictions to subleases. Total rent expense was $27 million, $26 million and $25 million for 2016, 2015 and 2014, respectively.

Future minimum lease payments as of December 31, 2016 (in millions) were as follows:

Noncancellable Operating Leases
2017	$20
2018	3
2019	2
2020	1
2021	1

Total	$27

Note 14 — Shareholders’ Equity

RAI’s authorized capital stock at December 31, 2016 and 2015, consisted of 100 million shares of preferred stock, par value $.01 per share, and 3.2 billion shares of common stock, par value $.0001 per share. Four million shares of the preferred stock are designated as Series A Junior Participating Preferred Stock, none of which is issued or outstanding. The Series A Junior Participating Preferred Stock will rank junior as to dividends and upon liquidation to all other series of RAI preferred stock, unless specified otherwise. Also, of the preferred stock, one million shares are designated as Series B Preferred Stock, all of which are issued and outstanding. The Series B Preferred Stock ranks senior upon liquidation, but not with respect to dividends, to all other series of RAI capital stock, unless specified otherwise. As a part of the B&W business combination, RJR is the holder of the outstanding Series B Preferred Stock. In each of 2016, 2015 and 2014, RAI declared $43 million in dividends to RJR with respect to the Series B Preferred Stock.

RAI’s board of directors declared the following quarterly cash dividends per share of RAI common stock in 2016, 2015 and 2014:

	2016	2015	2014
First	$0.42	$0.335	$0.335
Second	0.42	0.335	0.335
Third	0.46	0.360	0.335
Fourth	0.46	0.360	0.335

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive loss, net of tax, were as follows:

	Retirement Benefits	Long-Term Investments	Hedging Instruments	Cumulative Translation Adjustment and Other	Total
Balance at December 31, 2014	$(294)	$(14)	$(12)	$(44)	$(364)
Other comprehensive income before reclassifications	(78)	—	—	(25)	(103)
Amounts reclassified from accumulated other comprehensive income (loss)	128	—	1	—	129

Net current-period other comprehensive income	50	—	1	(25)	26

Balance at December 31, 2015	(244)	(14)	(11)	(69)	(338)

Other comprehensive income before reclassifications	(18)	—	—	(17)	(35)
Amounts reclassified from accumulated other comprehensive income (loss)	7	14	11	27	59

Net current-period other comprehensive income	(11)	14	11	10	24

Balance at December 31, 2016	$(255)	$—	$—	$(59)	$(314)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidated statements of income for the years ended December 31, 2016, 2015 and 2014, were as follows:

	Amounts Reclassified
Components	2016	2015	2014	Affected Line Item
Retirement benefits:
Amortization of prior service cost	$(20)	$(20)	$(21)	Cost of products sold
Amortization of prior service cost	(19)	(19)	(18)	Selling, general and administrative expenses
Settlement cost	2	—	—	Selling, general and administrative expenses
MTM adjustment	21	120	205	Cost of products sold
MTM adjustment	24	126	247	Selling, general and administrative expenses

	8	207	413	Operating income
Deferred taxes	(1)	(79)	(162)	Provision for income taxes

Net of tax	7	128	251	Net income

Long-term investments:
Realized loss, net on long-term investments	24	—	—	Other (income) expense, net
Deferred taxes	(10)	—	—	Provision for income taxes

Net of tax	14	—	—	Net income

Hedging instruments:
Forward starting interest rate contracts	16	—	—	Other (income) expense, net
Amortization of realized loss	1	2	2	Interest and debt expense

	17	2	2	Income from continuing operations before income taxes
Deferred taxes	(6)	(1)	(1)	Provision for income taxes

Net of tax	11	1	1	Net income

Cumulative translation adjustment and other:
Derecognition of cumulative translation adjustment	27	—	—	Gain on divestitures

Total reclassifications	$59	$129	$252	Net income

Share Repurchases and Other

In November 2011, RAI, B&W and BAT entered into Amendment No. 3 to the governance agreement dated as of July 30, 2004, as amended, referred to as the Governance Agreement, pursuant to which RAI has agreed that, so long as the beneficial ownership interest of BAT and its subsidiaries in RAI has not dropped below 25%, if RAI issues shares of its common stock or any other RAI equity security to certain designated persons, including its directors, officers or employees, then RAI will repurchase a number of shares of outstanding RAI common stock so that the number of outstanding shares of RAI common stock are not increased, and the beneficial ownership interest of BAT and its subsidiaries in RAI is not decreased, by such issuance after taking into account such repurchase. During 2016, RAI repurchased and cancelled 1,817,846 shares of RAI common stock for $93 million in accordance with the Governance Agreement.

Restricted stock units granted in March 2013, May 2015, September 2014 and January 2016 under the Amended and Restated Omnibus Incentive Compensation Plan, referred to as the Omnibus Plan, vested in March 2016, May 2016, September 2016 and December 2016, respectively, and were settled with the issuance of 2,938,567 shares of RAI common stock. In addition, during the year ended December 31, 2016, at a cost of $58 million, RAI purchased 1,146,978 shares of RAI common stock that were forfeited and cancelled with respect to tax liabilities associated with restricted stock units vesting under the Omnibus Plan.

On July 25, 2016, the board of directors of RAI authorized the repurchase, from time to time, on or before December 31, 2018, of up to $2 billion of outstanding shares of RAI common stock in open-market or privately negotiated transactions, referred to as the Share Repurchase Program. The purchases are subject to prevailing market and business conditions, and the program may be terminated or suspended at any time. In connection with the Share Repurchase Program, B&W and Louisville Securities Limited, referred to as LSL, wholly owned subsidiaries of BAT, entered into an agreement, referred to as the Share Repurchase Agreement, with RAI, pursuant to which BAT and its subsidiaries will participate in the Share Repurchase Program on a basis approximately proportionate with BAT and its subsidiaries’ ownership of RAI’s common stock. During 2016, RAI repurchased 1,565,698 shares of RAI common stock for $75 million in accordance with the Share Repurchase Program. The Merger Agreement places restrictions on RAI‘s ability to repurchase its common stock. As a result, RAI does not expect to make repurchases under the Share Repurchase Program while the Merger Agreement is in effect.

Due to RAI’s incorporation in North Carolina, which does not recognize treasury shares, the shares repurchased were cancelled at the time of repurchase.

Changes in RAI common stock outstanding were as follows:

	2016	2015	2014
Shares outstanding at beginning of year	1,427,341,341	1,062,567,026	1,076,106,048
Omnibus Plan tax shares repurchased and cancelled	(1,146,978)	(1,111,835)	(1,108,084)
Omnibus Plan shares issued from vesting of restricted stock units	2,938,567	2,870,927	2,936,588
Issuance of additional shares as Lorillard Merger Consideration	—	209,413,694	—
Issuance of additional shares for BAT Share Purchase	—	155,360,518	—
Shares repurchased and cancelled	(3,383,544)	(1,822,197)	(15,431,526)
Equity incentive award plan shares issued	75,569	63,208	64,000

Shares outstanding at end of year	1,425,824,955	1,427,341,341	1,062,567,026

Note 15 — Stock Plans

As of December 31, 2016, RAI had two stock plans, the Equity Incentive Award Plan for Directors of RAI, referred to as the EIAP, and the Omnibus Plan.

Under the EIAP, RAI currently provides grants of deferred stock units to eligible directors on a quarterly and annual basis, with the annual grant being made generally on the date of RAI’s annual shareholders’ meeting. Prior to September 13, 2012, upon election to RAI’s board of directors, an eligible director received an initial grant of 3,500 deferred stock units under the EIAP. After September 13, 2012, grants are no longer made to directors upon their initial election to the board of directors, but eligible directors initially elected to RAI’s board of directors after such date on a date other than the annual meeting date, and who, therefore, are not eligible to receive the annual stock award for such year, now receive a pro rata portion of the annual award upon election. Directors may elect to receive shares of common stock in lieu of their initial and annual grants of deferred stock units. A maximum of 4,000,000 shares, subject to anti-dilution adjustments, of common stock may be issued under this plan, of which 1,904,424 shares were available for grant as of December 31, 2016. Deferred stock units granted under the EIAP have a value equal to, and bear dividend equivalents at the same rate as, one share of RAI common stock, and have no voting rights. The dividends are paid as additional units in an amount equal to the number of shares of RAI common stock that could be purchased with the dividends on the date of payment. Generally, distribution of a director’s deferred stock units will be made on January 2 following his or her last year of service on the board; however, for all grants made under the EIAP after December 31, 2007, a director may elect to receive his or her deferred stock units on the later of January 2 of a specified year or January 2 following his or her last year of service on the board. At the election of a director, distribution may be made in one lump sum or in up to ten annual installments. A director is paid in cash for the units granted quarterly and in common stock for the units granted initially and annually, unless the director elects to receive cash for the initial and annual grants. Cash payments are based on the average closing price of RAI common stock during December of the year preceding payment. Compensation expense related to the EIAP was $14 million, $15 million and $10 million during 2016, 2015 and 2014, respectively.

Awards to key employees under the Omnibus Plan may be in the form of cash awards, incentive or non-incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other awards. Subject to adjustments as set forth in the Omnibus Plan, the number of shares of RAI common stock that may be issued with respect to awards under the Omnibus Plan will not exceed 76,000,000 shares in the aggregate. Upon retirement, a holder’s grant under the Omnibus Plan generally vests on a pro rata basis for the portion of the vesting service period that has elapsed, thereby maintaining an appropriate approximation of forfeitures related to retirement.

Information regarding restricted stock unit awards outstanding as of December 31, 2016, under the Omnibus Plan was as follows:

Grant Year	Number of Shares Granted	Grant Price Per Share	Vesting Date	Number of Shares Cancelled and Vested	Cumulative Dividends Per Share	Ending Date of Performance Period
Three-year grants
2014	2,098,696	$26.645	March 3, 2017	504,776	$4.02	December 31, 2016
2014	51,814	$29.365	March 3, 2017	—	$3.02	December 31, 2016
2015	1,386,180	$37.940	March 2, 2018	169,217	$4.02	December 31, 2017
2015	17,196	$36.300	March 2, 2018	—	$4.02	December 31, 2017
2016	1,071,544	$50.490	March 1, 2019	83,454	$5.04	December 31, 2018
2016	4,898	$50.130	March 1, 2019	—	$4.62	December 31, 2018
2016	1,727	$51.030	March 1, 2019	—	$4.20	December 31, 2018
2016	4,581	$50.550	March 1, 2019	—	$4.20	December 31, 2018
2016	21,249	$55.100	March 1, 2019	—	$3.78	December 31, 2018
2016	1,366	$56.040	March 1, 2019	—	$3.36	December 31, 2018
One-year grant
2016	164,841	$56.040	May 1, 2017	—	$1.68	April 30, 2017
Other grants
2014	74,266	$29.365	September 30, 2018	—	N/A	N/A
2016	23,605	$46.930	December 15, 2017	—	N/A	N/A
2016	16,094	$46.930	December 15, 2018	—	N/A	N/A
2016	10,551	$55.100	December 15, 2017	—	N/A	N/A
2016	10,550	$55.100	December 15, 2018	—	N/A	N/A

Three-Year Grants and Other Grants

The grant date fair value was based on the per share closing price of RAI common stock on the date of grant. The actual number of shares granted is fixed. As an equity-based grant, compensation expense includes the vesting period lapsed. There were no shares issued during 2016 with respect to awards outstanding as of December 31, 2016. All outstanding grants will be settled exclusively in RAI common stock.

Upon settlement, each grantee of the three-year grants will receive a number of shares of RAI’s common stock equal to the product of the number of vested units and a percentage up to 150% based on the average RAI annual incentive award plan score over the three-year period ending on December 31 of the year prior to the vesting date. The other grants do not contain a performance measure.

One-Year Grant

The actual number of shares granted is fixed. As an equity-based grant, compensation expense will take into account the vesting period lapsed and will be calculated based on the per share closing price of RAI common stock as of the end of each quarter, which was $56.04 as of December 31, 2016. There were no shares issued during 2016 with respect to awards outstanding as of December 31, 2016. All outstanding grants will be settled exclusively in RAI common stock.

Upon settlement, the grantee will receive a number of shares of RAI’s common stock equal to the product of the number of vested units and a percentage up to 200% based on the overall performance of RAI and its subsidiaries during the one-year performance period beginning May 1, 2016, and ending April 30, 2017, against RAI’s 2016 annual incentive award program metrics and other performance factors.

Restricted Stock Unit Dividends

Dividends paid on shares of RAI common stock will accumulate on the restricted stock units and be paid to the grantee on the vesting date. If RAI fails to pay its shareholders cumulative dividends of at least the amounts shown above, then each award will be reduced by an amount equal to three times the percentage of the dividend underpayment, up to a maximum reduction of 50%. Dividends are accrued on the grants and included in other current liabilities, based on the vesting date of less than one year, and in other noncurrent liabilities, based on the vesting date of greater than one year, in the consolidated balance sheets as of December 31, 2016 and 2015.

The changes in the number of RAI restricted stock units during 2016 were as follows:

	Number of Stock Units	Weighted Average Grant Date Fair Value Per Share
Outstanding at beginning of year	5,147,400	$28.42
Granted	1,354,611	51.15
Forfeited	(224,490)	39.21
Vested	(2,075,810)	25.11

Outstanding at end of year	4,201,711	36.81

Total compensation expense related to stock-based compensation and the related tax benefits recognized in selling, general and administrative expenses in the consolidated statements of income as of December 31, were as follows:

Grant/Type	2016	2015	2014
2011 restricted stock units	$—	$—	$3
2012 restricted stock units	—	3	14
2013 restricted stock units	3	20	15
2014 restricted stock units	20	32	24
2015 restricted stock units	30	24	—
2016 restricted stock units	24	—	—

Total compensation expense	$77	$79	$56

Total related tax benefits	$27	$28	$20

The amounts related to the unvested Omnibus Plan restricted stock unit grants included in the consolidated balance sheets as of December 31, were as follows:

	2016	2015
Other current liabilities	$10	$10
Other noncurrent liabilities	7	8
Paid-in capital	111	110

As of December 31, 2016, there were $63 million of unrecognized compensation costs related to restricted stock units, calculated at the grant-date price, which are expected to be recognized over a weighted-average period of 1.7 years. The excess tax benefits related to stock-based compensation were $28 million, $17 million and $12 million in 2016, 2015 and 2014, respectively.

There are no outstanding options under the EIAP or the Omnibus Plan, and as a result there was no share option activity during 2016 and 2015.

Equity compensation plan information as of December 31, 2016, was as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Security Holders	6,317,451	[2]	$—	62,307,352
Equity Compensation Plans Not Approved by Security Holders[1]	—		—	1,904,424

Total	6,317,451	[2]	—	64,211,776

1	The EIAP was approved by RJR’s sole shareholder, Nabisco Group Holdings Corp., prior to RJR’s spin-off on June 15, 1999.

2	Consists of restricted stock units. These restricted stock units represent the maximum number of shares to be awarded under the best-case targets, and accordingly, may overstate expected dilution.

Note 16 — Retirement Benefits

Pension and Postretirement Benefit Plans

RAI sponsors a number of non-contributory defined benefit pension plans covering certain employees of RAI and its subsidiaries. RAI and a subsidiary provide health and life insurance benefits for certain retired employees of RAI and its subsidiaries and their dependents. These benefits are generally no longer provided to employees hired on or after January 1, 2004.

The changes in benefit obligations and plan assets, as well as the funded status of these plans at December 31 were as follows:

	Pension Benefits		Postretirement Benefits
	2016	2015	2016	2015
Change in benefit obligations:
Obligations at beginning of year	$6,738	$6,389	$1,210	$1,251
Service cost	16	26	2	2
Interest cost	295	275	49	50
Actuarial (gain) loss	95	(270)	(12)	(120)
Merger	—	756	—	111
Benefits paid	(434)	(431)	(87)	(84)
Settlements	(36)	(7)	—	—

Obligations at end of year	$6,674	$6,738	$1,162	$1,210

Change in plan assets:
Fair value of plan assets at beginning of year	$5,351	$5,309	$241	$259
Actual return on plan assets	432	(131)	10	(1)
Employer contributions	335	18	66	67
Merger	—	593	—	—
Benefits paid	(434)	(431)	(87)	(84)
Settlements	(36)	(7)	—	—

Fair value of plan assets at end of year	$5,648	$5,351	$230	$241

Funded status	$(1,026)	$(1,387)	$(932)	$(969)

For the pension benefit plans, the benefit obligation is the projected benefit obligation. For the postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation.

As of December 31, 2016, the improvement in pension benefits funded status is primarily due to employer contributions, updated mortality and other assumptions and higher return on plan assets partially offset by the decrease in the discount rate.

As of December 31, 2016, the improvement in postretirement benefits funded status is primarily due to updated mortality and health-care claims assumptions offset by the decrease in the discount rate.

As of December 31, 2015, the decline in pension benefits funded status is primarily a result of the acquired plans from the Lorillard Merger, lower return on plan assets, and updated assumptions offset by the increase in the discount rate.

As of December 31, 2015, the improvement in postretirement benefits funded status is primarily a result of the increase in the discount rate and updated assumptions offset by the acquired plans from the Lorillard Merger.

The changes in net actuarial (gain) loss impacted the funded status as follows:

	Pension Benefits		Postretirement Benefits
	2016	2015	2016	2015
Net actuarial (gain) loss:
Change in discount rate	$266	$(287)	$38	$(37)
Change in mortality table	(101)	(128)	(14)	(21)
Actual return on plan assets	(432)	131	(10)	1
Expected return on plan assets	372	373	12	12
Other	(69)	145	(37)	(62)

Net actuarial (gain) loss	$36	$234	$(11)	$(107)

	Pension Benefits		Postretirement Benefits
	2016	2015	2016	2015
Amounts recognized in the consolidated balance sheets consist of:
Accrued benefit — other current liabilities	$(11)	$(10)	$(78)	$(81)
Accrued benefit — long-term retirement benefits	(1,015)	(1,377)	(854)	(888)

Net amount recognized	(1,026)	(1,387)	(932)	(969)
Accumulated other comprehensive loss	616	636	(146)	(183)

Net amounts recognized in the consolidated balance sheets	$(410)	$(751)	$(1,078)	$(1,152)

Amounts included in accumulated other comprehensive loss were as follows as of December 31:

	2016			2015
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Prior service cost (credit)	$7	$(95)	$(88)	$10	$(137)	$(127)
Net actuarial (gain) loss	609	(51)	558	626	(46)	580
Deferred income taxes	(256)	41	(215)	(262)	53	(209)

Accumulated other comprehensive loss	$360	$(105)	$255	$374	$(130)	$244

Changes in accumulated other comprehensive loss were as follows:

	2016			2015
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Net actuarial (gain) loss	$36	$(11)	$25	$234	$(107)	$127
Amortization of prior service cost (credit)	(3)	42	39	(3)	42	39
Prior service cost (credit)	—	—	—	—	(1)	(1)
Settlement cost	(2)	—	(2)	(1)	—	(1)
MTM adjustment	(51)	6	(45)	(246)	—	(246)
Deferred income tax (benefit) expense	6	(12)	(6)	6	26	32

Change in accumulated other comprehensive loss	$(14)	$25	$11	$(10)	$(40)	$(50)

The pension MTM adjustment expense in 2016 is primarily a result of a decrease in the discount rate and was partially offset by pension asset return gains of $432 million versus an expected return of $372 million and updated mortality and other assumptions. The postretirement MTM adjustment gain in 2016 is primarily a result of updated mortality and health-care claims assumptions and was partially offset by a decrease in the discount rate.

The MTM adjustment expense in 2015 is primarily a result of pension asset return losses of $131 million versus an expected return of $373 million and was partially offset by an increase in the discount rate.

In March 2010, the Patient Protection Affordable Care Act, referred to as the PPACA, as amended by the Health Care and Reconciliation Act of 2010, was signed into law. The PPACA mandates health-care reforms with staggered effective dates from 2010 to 2018. The additional postretirement liability resulting from the material impacts of the PPACA have been included in the accumulated postretirement benefit obligation at December 31, 2016 and 2015. Given the complexity of the PPACA and the extended time period in which implementation is expected to occur, further adjustments to the accumulated postretirement benefit obligation may be necessary in the future.

	Pension Benefits		Postretirement Benefits
	2016	2015	2016	2015
Weighted-average assumptions used to determine benefit obligations at December 31:
Discount rate	4.16%	4.54%	4.12%	4.47%
Rate of compensation increase	4.00%	4.00%	—	—

The measurement date used for all plans was December 31.

Pension plans experiencing accumulated benefit obligations, which represent benefits earned to date, in excess of plan assets are summarized below:

	December 31,
	2016	2015
Projected benefit obligation	$6,674	$6,738
Accumulated benefit obligation	6,625	6,684
Plan assets	5,648	5,351

The components of the total benefit cost (income) and assumptions are set forth below:

	Pension Benefits			Postretirement Benefits
	2016	2015	2014	2016	2015	2014
Service cost	$16	$26	$21	$2	$2	$2
Interest cost	295	275	266	49	50	53
Expected return on plan assets	(372)	(373)	(360)	(12)	(12)	(12)
Amortization of prior service cost (credit)	3	3	3	(42)	(42)	(42)
Settlements	2	1	—	—	—	—
MTM adjustment	51	246	420	(6)	—	32

Total benefit cost (income)	$(5)	$178	$350	$(9)	$(2)	$33

The estimated amortization of prior service cost for the pension plans is expected to be $3 million during 2017. The estimated amortization of prior service credit for the postretirement plans is expected to be $36 million during 2017.

	Pension Benefits			Postretirement Benefits
	2016	2015[1]	2014	2016	2015[1]	2014
Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	4.54%	4.14%	4.92%	4.47%	4.12%	4.87%
Expected long-term return on plan assets	6.82%	6.83%	7.13%	4.60%	4.85%	4.85%
Rate of compensation increase	4.00%	4.00%	4.00%	—	—	—

[1]	Determined as of the beginning of year and adjusted for the Lorillard Merger in 2015.

Additional information relating to RAI’s significant postretirement plans is as follows:

	2016	2015
Weighted-average health-care cost trend rate assumed for the following year	7.00%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2020

Assumed health-care cost trend rates have a significant effect on the amounts reported for the health-care plans. A one-percentage-point change in assumed health-care cost trend rates would have had the following effects at December 31, 2016:

	1-Percentage Point Increase	1-Percentage Point Decrease
Effect on total of service and interest cost components	$2	$(2)
Effect on benefit obligation	58	(49)

During 2017, RAI expects to contribute $111 million to its pension plans and $78 million to its postretirement plans.

Estimated future benefit payments:

		Postretirement Benefits
Year	Pension Benefits	Gross Projected Benefit Payments Before Medicare Part D Subsidies	Expected Medicare Part D Subsidies	Net Projected Benefit Payments After Medicare Part D Subsidies
2017	$447	$105	$(2)	$103
2018	443	90	(2)	88
2019	439	87	(2)	85
2020	436	85	(2)	83
2021	431	83	(2)	81
2022-2026	2,082	386	(11)	375

Pension and Postretirement Assets

RAI generally uses a hypothetical bond matching analysis to determine the discount rate. The discount rate modeling process involves selecting a portfolio of high quality corporate bonds whose cash flows, via coupons and maturities, match the projected cash flows of the obligations.

The overall expected long-term rate of return on asset assumptions for pension and postretirement assets are based on: (1) the target asset allocation for plan assets, (2) long-term capital markets forecasts for asset classes employed, and (3) excess return expectations of active management to the extent asset classes are actively managed.

Plan assets are invested using active investment strategies and multiple investment management firms. Managers within each asset class cover a range of investment styles and approaches and are combined in a way that controls for capitalization, style bias, and interest rate exposures, while focusing primarily on security selection as a means to add value. Risk is controlled through diversification among asset classes, managers, investment styles and securities. Risk is further controlled both at the manager and asset class level by assigning excess return and tracking error targets against related benchmark indices. Investment manager performance is evaluated against these targets.

RAI employs a risk mitigation strategy, which seeks to balance pension plan returns with a reasonable level of funded status volatility. Based on this framework, the asset allocation has two primary components. The first component is the “hedging portfolio,” which uses extended duration fixed income holdings and derivatives to match a portion of the interest rate risk associated with the benefit obligations, thereby reducing expected funded status volatility. The second component is the “return seeking portfolio,” which is designed to enhance portfolio returns. The return seeking portfolio is broadly diversified across asset classes.

Allowable investment types include domestic equity, international equity, global equity, emerging market equity, fixed income, real assets, private equity, absolute return and commodities. The range of allowable investment types utilized for pension assets provides enhanced returns and more widely diversifies the plan. Domestic equities are composed of common stocks of large, medium and small companies. International equities include equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-U.S. companies. Global equities include a combination of both domestic and international equities. Emerging market equities are comprised of stocks that are domiciled in less developed, fast growing countries. Fixed income includes corporate debt obligations, fixed income securities issued or guaranteed by the U.S. government, and to a lesser extent by non-U.S. governments, mortgage backed securities, high yield securities, asset backed securities, municipal bonds and dollar-denominated obligations issued in the United States by non-U.S. banks and corporations. Real assets consist of publicly traded real estate investment trust securities, private real estate investments and private energy investments. Private equity consists of the unregistered securities of private and public companies. Absolute return investments are diversified portfolios utilizing multiple strategies that invest primarily in public securities, including equities and fixed income. Commodities utilize futures contracts to invest in a variety of energy, metal and agricultural goods.

For pension assets, futures and forward contracts are used for portfolio rebalancing and to approach fully invested portfolio positions. Otherwise, a small number of investment managers employ limited use of derivatives, including futures contracts, options on futures, forward contracts and interest rate swaps in place of direct investment in securities to gain efficient exposure to markets.

RAI’s pension and postretirement plans asset allocations at December 31, 2016 and 2015, by asset category were as follows:

	Pension Plans
	2016 Target[1]	2016	2015 Target[1]	2015
Asset Category:
Domestic equities	10%	12%	10%	10%
International equities	8%	8%	8%	7%
Global equities	9%	12%	9%	11%
Emerging market equities	3%	2%	3%	2%
Fixed income	53%	53%	53%	53%
Absolute return	6%	7%	6%	8%
Private equity	2%	2%	2%	2%
Real assets	5%	4%	5%	5%
Commodities	4%	—	4%	2%

Total	100%	100%	100%	100%

	Postretirement Plans
	2016 Target[1]	2016	2015 Target[1]	2015
Asset Category:
Domestic equities	21%	22%	21%	20%
International equities	21%	20%	21%	21%
Fixed income	55%	51%	55%	54%
Cash and other	3%	7%	3%	5%

Total	100%	100%	100%	100%

1 Allows for a rebalancing range of up to 5 percentage points around target asset allocations.

RAI’s pension and postretirement plan assets, excluding uninvested cash and unsettled trades, carried at fair value on a recurring basis as of December 31, 2016 and 2015, were as follows(1):

	2016				2015
Pension Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$457	$—	$—	$457	$410	$—	$—	$410
Global equities	635	—	—	635	585	—	—	585
International equities	137	—	—	137	144	—	—	144
Real assets	23	—	—	23	21	—	—	21
Agency bonds	—	29	—	29	—	18	—	18
Asset backed securities	—	52	1	53	—	90	3	93
Corporate bonds	—	1,797	1	1,798	—	1,718	1	1,719
Government bonds	—	78	—	78	—	91	—	91
High yield fixed income	—	20	—	20	—	19	—	19
Mortgage backed securities	—	75	—	75	—	41	—	41
Municipal bonds	—	201	—	201	—	201	—	201
Treasuries	—	554	—	554	—	550	—	550
Cash equivalents and other	28	332	2	362	33	90	2	125

Total investments in the fair value hierarchy	$1,280	$3,138	$4	4,422	$1,193	$2,818	$6	4,017

Investments measured at net asset value[2]				1,250				1,282

Total				$5,672				$5,299

	2016				2015
Postretirement Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category:
Short-term bonds	$8	$—	$—	$8	$13	$—	$—	$13
Cash equivalents and other	—	7	—	7	—	6	—	6

Total investments in the fair value hierarchy	$8	$7	$—	15	$13	$6	$—	19

Investments measured at net asset value[2]				205				216
Total				$220				$235

[1]	See note 1 for additional information on the fair value hierarchy.

[2]	Prior-year amounts were reclassified in accordance with the adoption of ASU 2015-07.

For the years ended December 31, 2016 and 2015, there were no transfers among the fair value hierarchy levels.

At December 31, 2016 and 2015, the fair value of pension and postretirement assets classified as Level 1 was determined using a combination of third party pricing services for certain domestic equities, global equities, international equities, real assets and cash equivalents and other.

At December 31, 2016 and 2015, the fair value of pension and postretirement assets classified as Level 2 was determined using a combination of third party pricing services for certain agency bonds, asset backed securities, corporate bonds, government bonds, high yield fixed income, mortgage backed securities, municipal bonds, treasuries and cash equivalents and other.

The fair value of assets classified as asset backed securities, corporate bonds and other, classified as Level 3, was determined primarily using an income approach that utilized cash flow models and benchmarking strategies. This approach utilized inputs, including market-based interest rate curves, corporate credit spreads and corporate ratings. Additionally, unobservable factors incorporated into these models included default probability assumptions, potential recovery, discount rates and other entity specific factors.

In instances where the plans have invested in commingled pools, the net asset value was used as the practical expedient and no adjustments were made to the provided fair value. This approach utilized the net asset value of the underlying investment fund adjusted by the investment manager for restrictions or illiquidity of the disposition of the interest, if any, valuations provided by the fund’s cash flows, and the rights and obligations of the ownership interest of the fund.

Transfers of pension and postretirement plan assets in and out of Level 3 during 2016, by asset category were as follows(1):

	Balance as of January 1, 2016	Purchases, Sales, Issuances and Settlements (net)	Realized Gains (Losses)	Unrealized Gains (Losses)	Transferred From Other Levels	Balance as of December 31, 2016
Asset backed securities	$3	$—	$—	$(2)	$—	$1
Corporate bonds	1	—	—	—	—	1
Other	2	—	(28)	28	—	2

Total	$6	$—	$(28)	$26	$—	$4

Transfers of pension and postretirement plan assets in and out of Level 3 during 2015, by asset category were as follows1:

	Balance as of January 1, 2015	Purchases, Sales, Issuances and Settlements (net)	Realized Gains (Losses)	Unrealized Gains (Losses)	Transferred From Other Levels	Balance as of December 31, 2015
Asset backed securities	$3	$—	$—	$—	$—	$3
Corporate bonds	2	(1)	—	—	—	1
Other	2	—	—	—	—	2

Total	$7	$(1)	$—	$—	$—	$6

[1]	See note 1 for additional information on the fair value hierarchy.

Defined Contribution Plans

RAI sponsors qualified defined contribution plans. The expense related to these plans was $41 million in 2016, $40 million in 2015 and $37 million in 2014. Included in the plans is a non-leveraged employee stock ownership plan, which holds shares of the Reynolds Stock Fund. Participants can elect to contribute to the fund. Dividends paid on shares are reflected as a reduction of equity. All shares are considered outstanding for earnings per share computations.

Note 17 — Segment Information

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The Santa Fe segment consists of the primary operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on January 13, 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

RAI’s largest reportable operating segment, RJR Tobacco, is the second largest tobacco company in the United States. Its brands include three of the top four best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and its other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco also offers a smoke-free tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarette and tobacco products through arrangements with BAT affiliates, and manages the export of tobacco products to U.S. territories, U.S. duty-free shops and U.S. overseas military bases. RJR Tobacco also manages the super-premium cigarettes, DUNHILL and STATE EXPRESS 555, which are licensed from BAT. For additional information regarding related parties, see note 18.

Santa Fe manufactures and markets super-premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

American Snuff is the second largest smokeless tobacco products manufacturer in the United States. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY and KODIAK.

RJR Vapor is a marketer of digital vapor cigarettes, manufactured on its behalf by RJR Tobacco, under the VUSE brand name in the United States. Niconovum USA, Inc. and Niconovum AB are marketers of nicotine replacement therapy products in the United States and Sweden, respectively, under the ZONNIC brand name.

SFRTI and various foreign subsidiaries affiliated with SFRTI distributed the NATURAL AMERICAN SPIRIT brand outside the United States. On January 13, 2016, RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distributed and marketed the brand outside the United States to JTI Holding, in an all-cash transaction of approximately $5 billion and recognized a pre-tax gain of approximately $4.9 billion. See note 3 for additional information.

Intersegment revenues and items below the operating income line of the consolidated statements of income are not presented by segment, since they are excluded from the measure of segment profitability reviewed by RAI’s chief operating decision maker. Additionally, information about total assets by segment is not reviewed by RAI’s chief operating decision maker and therefore is not disclosed.

Segment Data:

	2016	2015	2014
Net sales:
RJR Tobacco	$10,314	$8,634	$6,767
Santa Fe	973	818	658
American Snuff	914	855	783
All Other	302	368	263

Consolidated net sales	$12,503	$10,675	$8,471

Operating income (loss):
RJR Tobacco[1] [2]	$4,922	$3,359	$2,173
Santa Fe	546	449	337
American Snuff[2]	541	502	438
All Other[3]	(145)	(265)	(234)
Gain on divestitures	4,861	3,181	—
Corporate Expense[2]	(156)	(273)	(183)

Consolidated operating income	$10,569	$6,953	$2,531

Cash capital expenditures:
RJR Tobacco	$130	$84	$53
Santa Fe	12	16	7
American Snuff	22	10	12
All Other	42	64	132

Consolidated capital expenditures	$206	$174	$204

Depreciation and amortization expense:
RJR Tobacco	$77	$71	$65
Santa Fe	4	3	3
American Snuff	16	17	17
All Other	26	31	21

Consolidated depreciation and amortization expense	$123	$122	$106

Reconciliation to income from continuing operations before income taxes:
Consolidated operating income[1] [2] [3]	$10,569	$6,953	$2,531
Interest and debt expense	626	570	286
Interest income	(8)	(6)	(3)
Other (income) expense, net	260	5	(14)

Income from continuing operations before income taxes	$9,691	$6,384	$2,262

[1]	Includes NPM Adjustment credits of $388 million, $293 million and $341 million for RJR Tobacco for the years ended December 31, 2016, 2015 and 2014, respectively.

[2]	Includes MTM adjustment expense of $42 million for RJR Tobacco and $3 million for Corporate Expense for the year ended December 31, 2016. Includes MTM adjustment expense of $229 million for RJR Tobacco, $1 million for American Snuff and $16 million for Corporate Expense and All Other for the year ended December 31, 2015. Includes MTM adjustment expense of $422 million for RJR Tobacco, $4 million for American Snuff and $26 million for Corporate Expense and All Other for the year ended December 31, 2014.

[3]	Includes $99 million of asset impairment and exit charges for the year ended December 31, 2015. See note 6.

Sales to McLane Company, Inc., a distributor, constituted approximately 28% of RAI’s consolidated revenue in each of 2016 and 2015 and 31% in 2014. Sales to Core-Mark International, Inc., a distributor, represented approximately 14%, 10% and 11% of RAI’s consolidated revenue in 2016, 2015 and 2014, respectively. McLane Company, Inc. and Core-Mark International, Inc. are customers of RJR Tobacco, Santa Fe and American Snuff. No other customer accounted for 10% or more of RAI’s consolidated revenue during those periods.

RAI’s operating subsidiaries’ sales to foreign countries, primarily to related parties, for the years ended December 31, 2016, 2015 and 2014 were $351 million, $482 million and $497 million, respectively.

Note 18 — Related Party Transactions

RAI and RAI’s operating subsidiaries engage in transactions with affiliates of BAT. BAT, through wholly owned subsidiaries, beneficially owns approximately 42% of RAI’s outstanding common stock. The following is a summary of balances and transactions with such BAT affiliates as of and for the years ended December 31:

	2016	2015
Current Balances:
Accounts receivable, related party	$113	$38
Due to related party	7	9
Deferred revenue, related party	66	33
Other current liabilities	—	2

Long-term Balances:
Long-term deferred revenue, related party	$39	$—

	2016	2015	2014
Significant Transactions:
Net sales	$226	$259	$311
Purchases	21	38	28
BAT Share Purchase	—	4,673	—
Share repurchase agreements	32	—	155
Research and development services billings	1	3	4

RJR Tobacco sells contract-manufactured cigarettes, tobacco leaf and processed tobacco to BAT affiliates. In December 2012, RJR Tobacco entered into an amendment to its contract manufacturing agreement (relating to the production of cigarettes to be sold in Japan) with a BAT affiliate, which amendment, among other things, requires either party to provide three years’ notice to the other party to terminate the agreement without cause, with any such notice to be given no earlier than January 1, 2016. On January 4, 2016, RJR Tobacco received written notice from a BAT affiliate terminating that contract manufacturing agreement effective January 5, 2019. In July 2016, RJR Tobacco further amended the contract manufacturing agreement with a BAT affiliate to permit an early transition of the cigarette production covered by the agreement to BAT facilities over several months beginning in the fourth quarter of 2016. The amendment provides for a BAT affiliate to make a payment to RJR Tobacco of $89.6 million, in exchange for RJR Tobacco’s commitment to provide contingent manufacturing capacity to a BAT affiliate through December 31, 2018. Of this amount, $40.2 million was recorded as current deferred revenue and $38.9 million was recorded as long-term deferred revenue in RAI’s consolidated balance sheet as of December 31, 2016. The first installment of $7.4 million was received in September 2016. The second installment of $82.2 million is due on or before March 31, 2017. RJR Tobacco will recognize the income ratably from the effective date of the amendment to December 31, 2018. Net sales to BAT affiliates, primarily cigarettes, represented approximately 2% of RAI’s total net sales in each of 2016 and 2015, and 4% in 2014.

RJR Tobacco recorded deferred sales revenue relating to leaf sold to BAT affiliates that had not been delivered as of December 31, in each of 2016, 2015 and 2014, given that RJR Tobacco has a legal right to bill the BAT affiliates. Leaf sales revenue to BAT affiliates is recognized when the product is shipped to the customer.

RAI’s operating subsidiaries also purchase unprocessed leaf at market prices, and import cigarettes at prices not to exceed manufacturing costs plus 10%, from BAT affiliates.

RJR Tobacco performs certain research and development for BAT affiliates pursuant to a joint technology sharing agreement entered into as a part of the B&W business combination. These services were billed to BAT affiliates and were recorded in RJR Tobacco’s selling, general and administrative expenses, net of associated costs.

In January 2016, prior to the sale of the international rights to the NATURAL AMERICAN SPIRIT brand to JTI, SFRTI paid $6 million to a BAT affiliate pursuant to a contract manufacturing agreement, whereby the BAT affiliate agreed to contract manufacture certain tobacco products for SFRTI. The $6 million fee paid to amend the contract was recognized within selling, general and administrative expenses in the consolidated statements of income.

In connection with the Share Repurchase Program, B&W and LSL, wholly owned subsidiaries of BAT, entered into the Share Repurchase Agreement on July 25, 2016, with RAI, pursuant to which BAT and its subsidiaries will participate in the Share Repurchase Program on a basis approximately proportionate with BAT and its subsidiaries’ ownership of RAI common stock. Under the Share Repurchase Agreement, RAI repurchased 660,385 shares of RAI common stock for $32 million from BAT and its subsidiaries during the year ended December 31, 2016. The Merger Agreement places restrictions on RAI’ s ability to repurchase its common stock. As a result, RAI does not expect to make repurchases under the Share Repurchase Program while the Merger Agreement is in effect.

On June 12, 2015, RAI and BAT completed the BAT Share Purchase in connection with the Lorillard Merger and Divestiture. For additional information, see note 2.

In December 2015, RJR Tobacco and Nicoventures Holdings Limited, a subsidiary of BAT, signed a definitive vapor technology-sharing and licensing agreement, pursuant to which the companies collaborate on the development of next generation vapor products.

For information regarding the BAT Merger, see note 22.

Note 19 — RAI Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RAI’s $12.7 billion aggregate principal amount of unsecured notes. See note 12 for additional information relating to these notes. Certain of RAI’s direct, wholly owned subsidiaries and certain of its indirectly owned subsidiaries have fully and unconditionally, and jointly and severally, guaranteed these notes. The following condensed consolidating financial statements include: the accounts and activities of RAI, the parent issuer; RJR, RJR Tobacco, SFNTC, American Snuff Co. and certain of RAI’s other subsidiaries, the Guarantors; other direct and indirect subsidiaries of RAI that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2016
Net sales	$—	$12,209	$198	$(130)	$12,277
Net sales, related party	—	226	—	—	226

Net sales	—	12,435	198	(130)	12,503
Cost of products sold	—	4,787	185	(131)	4,841
Selling, general and administrative expenses	41	1,721	167	2	1,931
Gain on divestitures	—	(4,843)	(16)	(2)	(4,861)
Amortization expense	—	22	1	—	23

Operating income (loss)	(41)	10,748	(139)	1	10,569
Interest and debt expense	619	81	9	(83)	626
Interest income	(84)	(6)	(1)	83	(8)
Other (income) expense, net	244	(30)	3	43	260

Income (loss) before income taxes	(820)	10,703	(150)	(42)	9,691
Provision for (benefit from) income taxes	(171)	3,840	(51)	—	3,618
Equity income from subsidiaries	6,722	4	—	(6,726)	—

Net income (loss)	$6,073	$6,867	$(99)	$(6,768)	$6,073

For the Year Ended December 31, 2015
Net sales	$—	$10,319	$333	$(236)	$10,416
Net sales, related party	—	259	—	—	259

Net sales	—	10,578	333	(236)	10,675
Cost of products sold	—	4,673	248	(233)	4,688
Selling, general and administrative expenses	79	1,738	281	—	2,098
Gain on divestitures	—	(3,153)	(28)	—	(3,181)
Amortization expense	—	18	—	—	18
Asset impairment and exit charges	—	99	—	—	99

Operating income (loss)	(79)	7,203	(168)	(3)	6,953
Interest and debt expense	559	104	7	(100)	570
Interest income	(100)	(6)	—	100	(6)
Other (income) expense, net	20	(42)	(16)	43	5

Income (loss) before income taxes	(558)	7,147	(159)	(46)	6,384
Provision for (benefit from) income taxes	(224)	3,417	(62)	—	3,131
Equity income from subsidiaries	3,587	46	—	(3,633)	—

Net income (loss)	$3,253	$3,776	$(97)	$(3,679)	$3,253

For the Year Ended December 31, 2014
Net sales	$—	$8,109	$232	$(181)	$8,160
Net sales, related party	—	311	—	—	311

Net sales	—	8,420	232	(181)	8,471
Cost of products sold	—	4,002	235	(179)	4,058
Selling, general and administrative expenses	75	1,535	261	—	1,871
Amortization expense	—	11	—	—	11

Operating income (loss)	(75)	2,872	(264)	(2)	2,531
Interest and debt expense	286	79	6	(85)	286
Interest income	(85)	(3)	—	85	(3)
Other (income) expense, net	4	(44)	(17)	43	(14)

Income (loss) from continuing operations before income taxes	(280)	2,840	(253)	(45)	2,262
Provision for (benefit from) income taxes	(89)	1,004	(98)	—	817
Equity income from subsidiaries	1,661	26	—	(1,687)	—

Income (loss) from continuing operations	1,470	1,862	(155)	(1,732)	1,445
Income from discontinued operations, net of tax	—	25	—	—	25

Net income (loss)	$1,470	$1,887	$(155)	$(1,732)	$1,470

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2016
Net income (loss)	$6,073	$6,867	$(99)	$(6,768)	$6,073
Other comprehensive income (loss), net of tax:
Retirement benefits	(11)	(12)	(4)	16	(11)
Long-term investments	14	14	—	(14)	14
Hedging instruments	11	—	—	—	11
Cumulative translation adjustment and other	10	10	13	(23)	10

Comprehensive income (loss)	$6,097	$6,879	$(90)	$(6,789)	$6,097

For the Year Ended December 31, 2015
Net income (loss)	$3,253	$3,776	$(97)	$(3,679)	$3,253
Other comprehensive income (loss), net of tax:
Retirement benefits	50	50	13	(63)	50
Hedging instruments	1	—	—	—	1
Cumulative translation adjustment and other	(25)	(27)	(37)	64	(25)

Comprehensive income (loss)	$3,279	$3,799	$(121)	$(3,678)	$3,279

For the Year Ended December 31, 2014
Net income (loss)	$1,470	$1,887	$(155)	$(1,732)	$1,470
Other comprehensive income (loss), net of tax:
Retirement benefits	(277)	(271)	(1)	272	(277)
Long-term investments	2	2	—	(2)	2
Hedging instruments	1	—	—	—	1
Cumulative translation adjustment and other	(34)	(34)	(48)	82	(34)

Comprehensive income (loss)	$1,162	$1,584	$(204)	$(1,380)	$1,162

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidating statement of income for the year ended December 31, 2016, were as follows:

Components	Amount Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service cost	$—	$(20)	$—	$—	$(20)	Cost of products sold
Amortization of prior service cost	—	(19)	—	—	(19)	Selling, general and administrative expenses
Settlement cost	—	2	—	—	2	Selling, general and administrative expenses
MTM adjustment	—	21	—	—	21	Cost of products sold
MTM adjustment	4	26	(6)	—	24	Selling, general and administrative expenses

	4	10	(6)	—	8	Operating income (loss)
Deferred taxes	—	(1)	—	—	(1)	Provision for (benefit from) income taxes

Net of tax	4	9	(6)	—	7	Net income (loss)

Long-term investments:
Realized loss, net on long-term investments	—	24	—	—	24	Other (income) expense, net
Deferred taxes	—	(10)	—	—	(10)	Provision for (benefit from) income taxes

Net of tax	—	14	—	—	14	Net income (loss)

Hedging instruments:
Forward starting interest rate contracts	16	—	—	—	16	Other (income) expense, net
Amortization of realized loss	1	—	—	—	1	Interest and debt expense

Deferred taxes	(6)	—	—	—	(6)	Provision for (benefit from) income taxes

Net of tax	11	—	—	—	11	Net income (loss)

Cumulative translation adjustment and other:
Derecognition of cumulative translation adjustment	—	—	27	—	27	Gain on divestitures

Equity income from subsidiaries	44	21	—	(65)	—	Equity income from subsidiaries

Total reclassifications	$59	$44	$21	$(65)	$59	Net income (loss)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidating statement of income for the year ended December 31, 2015, were as follows:

Components	Amount Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service cost	$—	$(20)	$—	$—	$(20)	Cost of products sold
Amortization of prior service cost	—	(19)	—	—	(19)	Selling, general and administrative expenses
MTM adjustment	—	120	—	—	120	Cost of products sold
MTM adjustment	5	121	—	—	126	Selling, general and administrative expenses

	5	202	—	—	207	Operating income (loss)
Deferred taxes	(1)	(78)	—	—	(79)	Provision for (benefit from) income taxes

Net of tax	4	124	—	—	128	Net income (loss)

Hedging instruments:
Amortization of realized loss	2	—	—	—	2	Interest and debt expense
Deferred taxes	(1)	—	—	—	(1)	Provision for (benefit from) income taxes

Net of tax	1	—	—	—	1	Net income (loss)

Equity income from subsidiaries	124	—	—	(124)	—	Equity income from subsidiaries

Total reclassifications	$129	$124	$—	$(124)	$129	Net income (loss)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidating statement of income for the year ended December 31, 2014, were as follows:

Components	Amount Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service cost	$—	$(21)	$—	$—	$(21)	Cost of products sold
Amortization of prior service cost	—	(18)	—	—	(18)	Selling, general and administrative expenses
MTM adjustment	—	205	—	—	205	Cost of products sold
MTM adjustment	10	236	1	—	247	Selling, general and administrative expenses

	10	402	1	—	413	Operating income (loss)
Deferred taxes	(4)	(158)	—	—	(162)	Provision for (benefit from) income taxes

Net of tax	6	244	1	—	251	Net income (loss)

Hedging instruments:
Amortization of realized loss	2	—	—	—	2	Interest and debt expense
Deferred taxes	(1)	—	—	—	(1)	Provision for (benefit from) income taxes

Net of tax	1	—	—	—	1	Net income (loss)

Equity income from subsidiaries	245	—	—	(245)	—	Equity income from subsidiaries

Total reclassifications	$252	$244	$1	$(245)	$252	Net income (loss)

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2016
Cash flows from (used in) operating activities	$(413)	$3,162	$(234)	$(1,235)	$1,280

Cash flows from (used in) investing activities:
Capital expenditures	—	(211)	(7)	12	(206)
Proceeds from settlement of investments	—	266	—	—	266
Proceeds from divestitures	5,015	—	—	—	5,015
Return of intercompany investments	2,274	26	—	(2,300)	—
Contributions to intercompany investments	(16)	—	—	16	—
Other, net	193	24	—	(214)	3

Net cash flows from (used in) investing activities	7,466	105	(7)	(2,486)	5,078

Cash flows from (used in) financing activities:
Dividends paid on common stock	(2,369)	(1,152)	(28)	1,180	(2,369)
Repurchase of common stock	(226)	—	—	—	(226)
Repayments of long-term debt	(415)	(85)	—	—	(500)
Early extinguishment of debt	(3,642)	(8)	—	—	(3,650)
Premiums paid for early extinguishment of debt	(206)	(1)	—	—	(207)
Proceeds from termination of interest rate swaps	—	66	—	—	66
Debt issuance costs and financing fees	(8)	—	—	—	(8)
Excess tax benefit on stock-based compensation plans	28	—	—	—	28
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(2,274)	(26)	2,300	—
Receipt of equity	—	—	16	(16)	—
Other, net	(21)	(360)	167	214	—

Net cash flows from (used in) financing activities	(6,902)	(3,814)	129	3,721	(6,866)

Effect of exchange rate changes on cash and cash equivalents	—	—	(8)	—	(8)

Net change in cash and cash equivalents	151	(547)	(120)	—	(516)
Cash and cash equivalents at beginning of year	575	1,544	448	—	2,567

Cash and cash equivalents at end of year	$726	$997	$328	$—	$2,051

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Cash flows from (used in) operating activities	$(2,279)	$3,219	$6	$(750)	$196

Cash flows from (used in) investing activities:
Capital expenditures	—	(160)	(12)	(2)	(174)
Proceeds from settlement of investments	—	332	—	—	332
Acquisition, net of cash acquired	(18,278)	1,001	57	—	(17,220)
Proceeds from divestitures	7,056	—	—	—	7,056
Return of intercompany investments	185	—	—	(185)	—
Other, net	10	22	—	(31)	1

Net cash flows from (used in) investing activities	(11,027)	1,195	45	(218)	(10,005)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,583)	(709)	—	709	(1,583)
Repurchase of common stock	(124)	—	—	—	(124)
Proceeds from BAT Share Purchase	4,673	—	—	—	4,673
Issuance of long-term debt	8,975	—	—	—	8,975
Repayments of long-term debt	(450)	—	—	—	(450)
Debt issuance costs and financing fees	(70)	—	—	—	(70)
Borrowings under revolving credit facility	1,400	—	—	—	1,400
Repayments of borrowings under revolving credit facility	(1,400)	—	—	—	(1,400)
Excess tax benefit on stock-based compensation plans	17	—	—	—	17
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(185)	—	185	—
Other, net	2,384	(2,445)	30	31	—

Net cash flows from (used in) financing activities	13,779	(3,339)	30	968	11,438

Effect of exchange rate changes on cash and cash equivalents	—	—	(28)	—	(28)

Net change in cash and cash equivalents	473	1,075	53	—	1,601
Cash and cash equivalents at beginning of year	102	469	395	—	966

Cash and cash equivalents at end of year	$575	$1,544	$448	$—	$2,567

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2014
Cash flows from (used in) operating activities	$1,277	$1,865	$(179)	$(1,340)	$1,623

Cash flows from (used in) investing activities:
Capital expenditures	—	(265)	(94)	155	(204)
Proceeds from termination of joint venture	—	—	35	—	35
Proceeds from settlement of investments	—	4	—	—	4
Return of intercompany investments	165	—	—	(165)	—
Contributions to intercompany investments	(32)	—	—	32	—
Other, net	250	35	126	(451)	(40)

Net cash flows from (used in) investing activities	383	(226)	67	(429)	(205)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,411)	(1,301)	—	1,301	(1,411)
Repurchase of common stock	(440)	—	—	—	(440)
Borrowings under revolving credit facility	1,000	—	—	—	1,000
Repayments of borrowings under revolving credit facility	(1,000)	—	—	—	(1,000)
Debt issuance costs and financing fees	(79)	—	—	—	(79)
Excess tax benefit on stock-based compensation plans	12	—	—	—	12
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(165)	—	165	—
Receipt of equity	—	—	32	(32)	—
Other, net	(41)	(400)	149	292	—

Net cash flows from (used in) financing activities	(2,002)	(1,866)	181	1,769	(1,918)

Effect of exchange rate changes on cash and cash equivalents	—	—	(34)	—	(34)

Net change in cash and cash equivalents	(342)	(227)	35	—	(534)
Cash and cash equivalents at beginning of year	444	696	360	—	1,500

Cash and cash equivalents at end of year	$102	$469	$395	$—	$966

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2016
Assets
Cash and cash equivalents	$726	$997	$328	$—	$2,051
Accounts receivable	—	62	4	—	66
Accounts receivable, related party	—	113	—	—	113
Other receivables	63	3,572	17	(3,642)	10
Inventories	—	1,604	43	(2)	1,645
Other current assets	112	238	—	3	353

Total current assets	901	6,586	392	(3,641)	4,238
Property, plant and equipment, net	2	1,314	32	—	1,348
Trademarks and other intangible assets, net of accumulated amortization	—	29,432	14	(2)	29,444
Goodwill	—	15,976	16	—	15,992
Long-term intercompany notes receivable	1,390	148	—	(1,538)	—
Investment in subsidiaries	36,865	333	—	(37,198)	—
Other assets and deferred charges	80	52	37	(96)	73

Total assets	$39,238	$53,841	$491	$(42,475)	$51,095

Liabilities and shareholders’ equity
Accounts payable	$1	$213	$7	$—	$221
Tobacco settlement accruals	—	2,498	—	—	2,498
Due to related party	—	7	—	—	7
Deferred revenue, related party	—	66	—	—	66
Current maturities of long-term debt	448	53	—	—	501
Dividends payable on common stock	656	—	—	—	656
Other current liabilities	3,767	871	40	(3,642)	1,036

Total current liabilities	4,872	3,708	47	(3,642)	4,985
Long-term intercompany notes payable	148	900	490	(1,538)	—
Long-term debt (less current maturities)	12,404	260	—	—	12,664
Long-term deferred income taxes, net	—	9,700	—	(93)	9,607
Long-term retirement benefits (less current portion)	59	1,767	43	—	1,869
Long-term deferred revenue, related party	—	39	—	—	39
Other noncurrent liabilities	44	176	—	—	220
Shareholders’ equity	21,711	37,291	(89)	(37,202)	21,711

Total liabilities and shareholders’ equity	$39,238	$53,841	$491	$(42,475)	$51,095

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2015
Assets
Cash and cash equivalents	$575	$1,544	$448	$—	$2,567
Short-term investments	—	149	—	—	149
Accounts receivable	—	62	6	—	68
Accounts receivable, related party	—	38	—	—	38
Other receivables	70	3,459	91	(3,585)	35
Inventories	—	1,694	44	(4)	1,734
Other current assets	116	323	129	(4)	564

Total current assets	761	7,269	718	(3,593)	5,155
Property, plant and equipment, net	3	1,223	29	—	1,255
Trademarks and other intangible assets, net of accumulated amortization	—	29,467	—	—	29,467
Goodwill	—	15,976	17	—	15,993
Long-term intercompany notes receivable	1,583	169	—	(1,752)	—
Investment in subsidiaries	37,151	662	—	(37,813)	—
Other assets and deferred charges	189	212	38	(209)	230

Total assets	$39,687	$54,978	$802	$(43,367)	$52,100

Liabilities and shareholders’ equity
Accounts payable	$2	$173	$4	$—	$179
Tobacco settlement accruals	—	2,816	—	—	2,816
Due to related party	—	9	—	—	9
Deferred revenue, related party	—	33	—	—	33
Current maturities of long-term debt	420	86	—	—	506
Dividends payable on common stock	514	—	—	—	514
Other current liabilities	3,707	1,039	79	(3,591)	1,234

Total current liabilities	4,643	4,156	83	(3,591)	5,291
Long-term intercompany notes payable	169	1,260	323	(1,752)	—
Long-term debt (less current maturities)	16,522	327	—	—	16,849
Long-term deferred income taxes, net	—	9,410	—	(206)	9,204
Long-term retirement benefits (less current portion)	57	2,153	55	—	2,265
Other noncurrent liabilities	44	195	—	—	239
Shareholders’ equity	18,252	37,477	341	(37,818)	18,252

Total liabilities and shareholders’ equity	$39,687	$54,978	$802	$(43,367)	$52,100

Note 20 — RJR Tobacco Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RJR Tobacco’s $284 million aggregate principal amount of unsecured notes, representing the Lorillard Tobacco Notes assumed by RJR Tobacco in connection with the Lorillard Tobacco Merger. RAI and RJR have fully and unconditionally, and jointly and severally, guaranteed these notes. The following condensed consolidating financial statements include: the accounts and activities of RAI, the Parent Guarantor; RJR Tobacco, the Issuer; RJR, a Guarantor; other direct and indirect subsidiaries of RAI that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2016
Net sales	$—	$10,365	$—	$2,229	$(317)	$12,277
Net sales, related party	—	226	—	—	—	226

Net sales	—	10,591	—	2,229	(317)	12,503
Cost of products sold	—	4,323	—	837	(319)	4,841
Selling, general and administrative expenses, net	41	2,719	2	(834)	3	1,931
Gain on divestitures	—	—	—	(4,861)	—	(4,861)
Amortization expense	—	16	—	7	—	23

Operating income (loss)	(41)	3,533	(2)	7,080	(1)	10,569
Interest and debt expense	619	7	—	86	(86)	626
Interest income	(84)	(5)	(3)	(2)	86	(8)
Other (income) expense, net	244	12	(42)	3	43	260

Income (loss) before income taxes	(820)	3,519	43	6,993	(44)	9,691
Provision for (benefit from) income taxes	(171)	1,247	(1)	2,543	—	3,618
Equity income from subsidiaries	6,722	850	3,142	—	(10,714)	—

Net income	$6,073	$3,122	$3,186	$4,450	$(10,758)	$6,073

For the Year Ended December 31, 2015
Net sales	$—	$8,714	$—	$2,039	$(337)	$10,416
Net sales, related party	—	259	—	—	—	259

Net sales	—	8,973	—	2,039	(337)	10,675
Cost of products sold	—	4,277	—	746	(335)	4,688
Selling, general and administrative expenses, net	79	2,318	3	(302)	—	2,098
(Gain) loss on divestitures	—	1,887	—	(5,068)	—	(3,181)
Amortization expense	—	12	—	6	—	18
Asset impairment and exit charges	—	99	—	—	—	99

Operating income (loss)	(79)	380	(3)	6,657	(2)	6,953
Interest and debt expense	559	20	—	94	(103)	570
Interest income	(100)	(5)	(4)	—	103	(6)
Other (income) expense, net	20	2	(43)	(17)	43	5

Income (loss) before income taxes	(558)	363	44	6,580	(45)	6,384
Provision for (benefit from) income taxes	(224)	928	—	2,427	—	3,131
Equity income from subsidiaries	3,587	3,732	3,185	—	(10,504)	—

Net income	$3,253	$3,167	$3,229	$4,153	$(10,549)	$3,253

For the Year Ended December 31, 2014
Net sales	$—	$6,728	$—	$1,701	$(269)	$8,160
Net sales, related party	—	311	—	—	—	311

Net sales	—	7,039	—	1,701	(269)	8,471
Cost of products sold	—	3,641	—	686	(269)	4,058
Selling, general and administrative expenses	75	1,629	6	161	—	1,871
Amortization expense	—	4	—	7	—	11

Operating income (loss)	(75)	1,765	(6)	847	—	2,531
Interest and debt expense	286	21	—	67	(88)	286
Interest income	(85)	(2)	(3)	(1)	88	(3)
Other (income) expense, net	4	1	(45)	(17)	43	(14)

Income (loss) from continuing operations before income taxes	(280)	1,745	42	798	(43)	2,262
Provision for (benefit from) income taxes	(89)	627	(1)	280	—	817
Equity income from subsidiaries	1,661	279	1,425	—	(3,365)	—

Net income from continuing operations	1,470	1,397	1,468	518	(3,408)	1,445
Income from discontinued operations, net of tax	—	25	—	—	—	25

Net income	$1,470	$1,422	$1,468	$518	$(3,408)	$1,470

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2016
Net income	$6,073	$3,122	$3,186	$4,450	$(10,758)	$6,073
Other comprehensive income (loss), net of tax:
Retirement benefits	(11)	(6)	(10)	(5)	21	(11)
Long-term investments	14	14	14	—	(28)	14
Hedging instruments	11	—	—	—	—	11
Cumulative translation adjustment and other	10	7	10	10	(27)	10

Comprehensive income	$6,097	$3,137	$3,200	$4,455	$(10,792)	$6,097

For the Year Ended December 31, 2015
Net income	$3,253	$3,167	$3,229	$4,153	$(10,549)	$3,253
Other comprehensive income (loss), net of tax:
Retirement benefits	50	39	51	12	(102)	50
Hedging instruments	1	—	—	—	—	1
Cumulative translation adjustment and other	(25)	(25)	(25)	(26)	76	(25)

Comprehensive income	$3,279	$3,181	$3,255	$4,139	$(10,575)	$3,279

For the Year Ended December 31, 2014
Net income	$1,470	$1,422	$1,468	$518	$(3,408)	$1,470
Other comprehensive income (loss), net of tax:
Retirement benefits	(277)	(259)	(261)	(11)	531	(277)
Long-term investments	2	2	2	—	(4)	2
Hedging instruments	1	—	—	—	—	1
Cumulative translation adjustment and other	(34)	(32)	(32)	(33)	97	(34)

Comprehensive income	$1,162	$1,133	$1,177	$474	$(2,784)	$1,162

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statement of income for the year ended December 31, 2016, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service cost	$—	$(20)	$—	$—	$—	$(20)	Cost of products sold
Amortization of prior service cost	—	(19)	—	—	—	(19)	Selling, general and administrative expenses, net
Settlement cost	—	2	—	—	—	2	Selling, general and administrative expenses, net
MTM adjustment	—	21	—	—	—	21	Cost of products sold
MTM adjustment	4	21	2	(3)	—	24	Selling, general and administrative expenses, net

	4	5	2	(3)	—	8	Operating income (loss)
Deferred taxes	—	(1)	—	—	—	(1)	Provision for (benefit from) income taxes

Net of tax	4	4	2	(3)	—	7	Net income

Long-term investments:
Realized loss, net on long-term investments	—	24	—	—	—	24	Other (income) expense, net
Deferred taxes	—	(10)	—	—	—	(10)	Provision for (benefit from) income taxes

Net of tax	—	14	—	—	—	14	Net income

Hedging instruments:
Forward starting interest rate contracts	16	—	—	—	—	16	Other (income) expense, net
Amortization of realized loss	1	—	—	—	—	1	Interest and debt expense

Deferred taxes	(6)	—	—	—	—	(6)	Provision for (benefit from) income taxes

Net of tax	11	—	—	—	—	11	Net income

Cumulative translation adjustment and other:
Derecognition of cumulative translation adjustment	—	—	—	27	—	27	Gain on divestitures

Equity income from subsidiaries	44	27	39	—	(110)	—	Equity income from subsidiaries

Total reclassifications	$59	$45	$41	$24	$(110)	$59	Net income

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statement of income for the year ended December 31, 2015, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service cost	$—	$(19)	$—	$(1)	$—	$(20)	Cost of products sold
Amortization of prior service cost	—	(17)	(1)	(1)	—	(19)	Selling, general and administrative expenses, net
MTM adjustment	—	119	—	1	—	120	Cost of products sold
MTM adjustment	5	110	3	8	—	126	Selling, general and administrative expenses, net

	5	193	2	7	—	207	Operating income (loss)
Deferred taxes	(1)	(74)	(1)	(3)	—	(79)	Provision for (benefit from) income taxes

Net of tax	4	119	1	4	—	128	Net income

Hedging instruments:
Amortization of realized loss	2	—	—	—	—	2	Interest and debt expense
Deferred taxes	(1)	—	—	—	—	(1)	Provision for (benefit from) income taxes

Net of tax	1	—	—	—	—	1	Net income

Equity income from subsidiaries	124	—	118	—	(242)	—	Equity income from subsidiaries

Total reclassifications	$129	$119	$119	$4	$(242)	$129	Net income

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statement of income for the year ended December 31, 2014, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Retirement benefits:
Amortization of prior service cost	$—	$(20)	$—	$(1)	$—	$(21)	Cost of products sold
Amortization of prior service cost	—	(17)	—	(1)	—	(18)	Selling, general and administrative expenses, net
MTM adjustment	—	195	—	10	—	205	Cost of products sold
MTM adjustment	10	228	4	5	—	247	Selling, general and administrative expenses, net

	10	386	4	13	—	413	Other (income) expense net
Deferred taxes	(4)	(152)	(1)	(5)	—	(162)	Provision for (benefit from) income taxes

Net of tax	6	234	3	8	—	251	Net income

Hedging instruments:
Amortization of realized loss	2	—	—	—	—	2	Interest and debt expense
Deferred taxes	(1)	—	—	—	—	(1)	Provision for (benefit from) income taxes

Net of tax	1	—	—	—	—	1	Net income

Equity income from subsidiaries	245	—	234	—	(479)	—	Equity income from subsidiaries

Total reclassifications	$252	$234	$237	$8	$(479)	$252	Net income

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2016
Cash flows from (used in) operating activities	$(413)	$2,462	$1,918	$827	$(3,514)	$1,280

Cash flows from (used in) investing activities:
Capital expenditures	—	(143)	—	(75)	12	(206)
Proceeds from settlement of investments	—	266	—	—	—	266
Proceeds from divestitures	5,015	—	—	—	—	5,015
Return of intercompany investments	2,274	508	1,473	—	(4,255)	—
Contributions to intercompany investments	(16)	—	—	—	16	—
Other, net	193	3	17	21	(231)	3

Net cash flows from (used in) from investing activities	7,466	634	1,490	(54)	(4,458)	5,078

Cash flows from (used in) financing activities:
Dividends paid on common stock	(2,369)	(1,752)	(1,152)	(555)	3,459	(2,369)
Repurchase of common stock	(226)	—	—	—	—	(226)
Repayments of long-term debt	(415)	(85)	—	—	—	(500)
Early extinguishment of debt	(3,642)	(8)	—	—	—	(3,650)
Premiums paid for early extinguishment of debt	(206)	(1)	—	—	—	(207)
Proceeds from termination of interest rate swaps	—	66	—	—	—	66
Debt issuance costs and financing fees	(8)	—	—	—	—	(8)
Excess tax benefit on stock-based compensation plans	28	—	—	—	—	28
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(1,455)	(2,274)	(526)	4,255	—
Receipt of equity	—	—	—	16	(16)	—
Other, net	(21)	—	—	(210)	231	—

Net cash flows used in financing activities	(6,902)	(3,235)	(3,426)	(1,275)	7,972	(6,866)

Effect of exchange rate changes on cash and cash Equivalents	—	—	—	(8)	—	(8)

Net change in cash and cash equivalents	151	(139)	(18)	(510)	—	(516)
Cash and cash equivalents at beginning of period	575	809	19	1,164	—	2,567

Cash and cash equivalents at end of period	$726	$670	$1	$654	$—	$2,051

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Cash flows from (used in) operating activities	$(2,279)	$2,924	$549	$422	$(1,420)	$196

Cash flows from (used in) investing activities:
Capital expenditures	—	(99)	—	(73)	(2)	(174)
Proceeds from settlement of investments	—	332	—	—	—	332
Acquisition, net of cash acquired	(18,278)	523	—	535	—	(17,220)
Proceeds from divestitures	7,056	—	—	—	—	7,056
Return of intercompany investments	185	11	344	—	(540)	—
Other, net	10	1	17	21	(48)	1

Net cash flows from (used in) investing activities	(11,027)	768	361	483	(590)	(10,005)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,583)	(461)	(709)	(209)	1,379	(1,583)
Repurchase of common stock	(124)	—	—	—	—	(124)
Proceeds from BAT Share Purchase	4,673	—	—	—	—	4,673
Issuance of long-term debt	8,975	—	—	—	—	8,975
Repayments of long-term debt	(450)	—	—	—	—	(450)
Debt issuance costs and financing fees	(70)	—	—	—	—	(70)
Borrowings under revolving credit facility	1,400	—	—	—	—	1,400
Repayments of borrowings under revolving credit facility	(1,400)	—	—	—	—	(1,400)
Excess tax benefit on stock-based compensation plans	17	—	—	—	—	17
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(344)	(185)	(11)	540	—
Other, net	2,384	(2,405)	—	(27)	48	—

Net cash flows from (used in) financing activities	13,779	(3,210)	(894)	(247)	2,010	11,438

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(28)	—	(28)

Net change in cash and cash equivalents	473	482	16	630	—	1,601
Cash and cash equivalents at beginning of period	102	327	3	534	—	966

Cash and cash equivalents at end of period	$575	$809	$19	$1,164	$—	$2,567

For the Year Ended December 31, 2014
Cash flows from operating activities	$1,277	$1,364	$1,424	$524	$(2,966)	$1,623

Cash flows from (used in) investing activities:
Capital expenditures	—	(232)	—	(127)	155	(204)
Proceeds from settlement of investments	—	2	2	—	—	4
Proceeds from termination of joint venture	—	—	—	35	—	35
Return of intercompany investments	165	105	21	—	(291)	—
Contribution to intercompany investments	(32)	—	—	—	32	—
Other, net	250	(8)	19	187	(488)	(40)

Net cash flows from (used in) investing activities	383	(133)	42	95	(592)	(205)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,411)	(1,377)	(1,301)	(250)	2,928	(1,411)
Repurchase of common stock	(440)	—	—	—	—	(440)
Borrowings under revolving credit facility	1,000	—	—	—	—	1,000
Repayments of borrowings under revolving credit facility	(1,000)	—	—	—	—	(1,000)
Debt issuance costs and financing fees	(79)	—	—	—	—	(79)
Excess tax benefit on stock-based compensation plans	12	—	—	—	—	12
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(21)	(165)	(105)	291	—
Receipt of equity	—	—	—	32	(32)	—
Other, net	(41)	(20)	—	(267)	328	—

Net cash flows used in financing activities	(2,002)	(1,418)	(1,466)	(590)	3,558	(1,918)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(34)	—	(34)

Net change in cash and cash equivalents	(342)	(187)	—	(5)	—	(534)
Cash and cash equivalents at beginning of period	444	514	3	539	—	1,500

Cash and cash equivalents at end of period	$102	$327	$3	$534	$—	$966

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
December 31, 2016
Assets
Cash and cash equivalents	$726	$670	$1	$654	$—	$2,051
Accounts receivable	—	27	—	39	—	66
Accounts receivable, related party	—	113	—	—	—	113
Other receivables	63	5	38	4,828	(4,924)	10
Inventories	—	812	—	835	(2)	1,645
Other current assets	112	195	—	43	3	353

Total current assets	901	1,822	39	6,399	(4,923)	4,238
Property, plant and equipment, net	2	855	—	491	—	1,348
Trademarks and other intangible assets, net of accumulated amortization	—	317	—	29,129	(2)	29,444
Goodwill	—	3,453	9,853	2,686	—	15,992
Long-term intercompany notes receivable	1,390	—	73	148	(1,611)	—
Investment in subsidiaries	36,865	22,954	23,938	—	(83,757)	—
Other assets and deferred charges	80	1,204	11	13	(1,235)	73

Total assets	$39,238	$30,605	$33,914	$38,866	$(91,528)	$51,095

Liabilities and shareholders’ equity
Accounts payable	$1	$190	$—	$30	$—	$221
Tobacco settlement accruals	—	2,326	—	172	—	2,498
Due to related party	—	7	—	—	—	7
Deferred revenue, related party	—	66	—	—	—	66
Current maturities of long-term debt	448	53	—	—	—	501
Dividends payable on common stock	656	—	—	—	—	656
Other current liabilities	3,767	1,923	2	268	(4,924)	1,036

Total current liabilities	4,872	4,565	2	470	(4,924)	4,985
Long-term intercompany notes payable	148	—	—	1,463	(1,611)	—
Long-term debt (less current maturities)	12,404	260	—	—	—	12,664
Long-term deferred income taxes, net	—	—	—	10,839	(1,232)	9,607
Long-term retirement benefits (less current portion)	59	1,651	28	131	—	1,869
Long-term deferred revenue, related party	—	39	—	—	—	39
Other noncurrent liabilities	44	153	—	23	—	220
Shareholders’ equity	21,711	23,937	33,884	25,940	(83,761)	21,711

Total liabilities and shareholders’ equity	$39,238	$30,605	$33,914	$38,866	$(91,528)	$51,095

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
December 31, 2015
Assets
Cash and cash equivalents	$575	$809	$19	$1,164	$—	$2,567
Short-term investments	—	149	—	—	—	149
Accounts receivable	—	48	—	20	—	68
Accounts receivable, related party	—	38	—	—	—	38
Other receivables	70	30	17	4,890	(4,972)	35
Inventories	—	941	—	797	(4)	1,734
Other current assets	116	236	—	212	—	564

Total current assets	761	2,251	36	7,083	(4,976)	5,155
Property, plant and equipment, net	3	792	—	460	—	1,255
Trademarks and other intangible assets, net of accumulated amortization	—	346	—	29,121	—	29,467
Goodwill	—	3,453	9,853	2,687	—	15,993
Long-term intercompany notes receivable	1,583	—	90	169	(1,842)	—
Investment in subsidiaries	37,151	23,199	24,276	—	(84,626)	—
Other assets and deferred charges	189	1,711	14	9	(1,693)	230

Total assets	$39,687	$31,752	$34,269	$39,529	$(93,137)	$52,100

Liabilities and shareholders’ equity
Accounts payable	$2	$146	$—	$31	$—	$179
Tobacco settlement accruals	—	2,673	—	143	—	2,816
Due to related party	—	9	—	—	—	9
Deferred revenue, related party	—	33	—	—	—	33
Current maturities of long-term debt	420	86	—	—	—	506
Dividends payable on common stock	514	—	—	—	—	514
Other current liabilities	3,707	2,189	31	284	(4,977)	1,234

Total current liabilities	4,643	5,136	31	458	(4,977)	5,291
Long-term intercompany notes payable	169	—	—	1,673	(1,842)	—
Long-term debt (less current maturities)	16,522	327	—	—	—	16,849
Long-term deferred income taxes, net	—	1	—	10,892	(1,689)	9,204
Long-term retirement benefits (less current portion)	57	2,036	30	142	—	2,265
Other noncurrent liabilities	44	182	—	13	—	239
Shareholders’ equity	18,252	24,070	34,208	26,351	(84,629)	18,252

Total liabilities and shareholders’ equity	$39,687	$31,752	$34,269	$39,529	$(93,137)	$52,100

Note 21 — Quarterly Results of Operations (Unaudited)

	First	Second	Third	Fourth
2016
Net sales	$2,917	$3,195	$3,205	$3,186
Gross profit[1]	1,752	1,920	2,016	1,974
Net income1 2	3,565	796	861	851
Per share data[3] :
Basic:
Net income	2.50	0.56	0.60	0.60
Diluted:
Net income	2.49	0.56	0.60	0.60
2015
Net sales	$2,057	$2,403	$3,161	$3,054
Gross profit[4]	1,207	1,319	1,757	1,704
Net income4 5	389	1,928	657	279
Per share data[3] :
Basic:
Net income	0.36	1.70	0.46	0.20
Diluted:
Net income	0.36	1.69	0.46	0.19

1	Includes NPM Adjustment credits of $91 million in the first quarter of 2016, $98 million in the second quarter of 2016, $104 million in the third quarter of 2016 and $97 million in the fourth quarter of 2016, see “— Cost of Products Sold” in note 1. The fourth quarter of 2016 includes an MTM adjustment of $21 million.

2	First quarter of 2016 reflects the impact of the sale of the international rights to the NATURAL AMERICAN SPIRIT brand. Fourth quarter of 2016 includes an additional MTM adjustment expense of $24 million for a total of $45 million.

3	Income per share is computed independently for each of the periods presented. The sum of the income per share amounts for the quarters may not equal the total for the year.

4	Includes NPM Adjustment credits of $66 million in the first quarter of 2015, $69 million in the second quarter of 2015, $76 million in the third quarter of 2015 and $86 million in the fourth quarter of 2015, see “— Cost of Products Sold” in note 1. The fourth quarter of 2015 includes an MTM adjustment expense of $120 million.

5	Second quarter of 2015 reflects the impact of the Lorillard Merger and Divestiture. Fourth quarter of 2015 includes an additional MTM adjustment expense of $126 million for a total of $246 million.

Note 22 — Subsequent Event

Proposed Merger with BAT

On January 16, 2017, RAI, BAT, a subsidiary of BAT, and Merger Sub entered into the Merger Agreement pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into RAI, referred to as the BAT Merger, with RAI surviving as a wholly owned subsidiary of BAT.

The BAT Merger has been approved by the independent directors of RAI who formed a transaction committee to negotiate with BAT, given BAT’s existing ownership stake in RAI and representation on RAI’s Board, and by the Boards of Directors of both companies.

At the effective time of the BAT Merger, each share of RAI common stock (other than any shares of RAI common stock owned by BAT or any of its subsidiaries and by shareholders of RAI who have properly asserted and not lost or effectively withdrawn appraisal rights) will be converted into the right to receive 0.5260 of a BAT American Depositary Share and $29.44 in cash, without interest, and subject to adjustment to prevent dilution.

The BAT Merger is subject to customary closing conditions, including RAI and BAT shareholder approvals, including the approval of the BAT Merger by a majority of the shares of RAI common stock not owned, directly or indirectly, by BAT or its subsidiaries or any of RAI’s subsidiaries, and regulatory approvals. The Merger Agreement contains certain other termination rights for each of RAI and BAT, including the right of each party to terminate the Merger Agreement if the BAT Merger has not been completed on or before December 31, 2017, subject to an extension of five business days if, on December 31, 2017, BAT has not completed all or any portion of the financing it needs to fund the BAT Merger and the transactions contemplated by the Merger Agreement. Financing, however, is not a condition to the closing of the BAT Merger. Under certain circumstances, if the Merger Agreement is terminated, the terminating party must pay the non-terminating party a termination fee of $1 billion. In the event that the Merger Agreement is terminated due to an inability to obtain unconditional approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any other antitrust laws, RAI will be entitled to receive a termination fee of $500 million from BAT. The BAT Merger is currently expected to close in the third quarter of 2017.

Each of RAI and BAT has made representations and warranties in the Merger Agreement. RAI and BAT each also have agreed to various covenants and agreements, including, among other things, to conduct their respective businesses in the ordinary course in all material respects during the period between the execution of the Merger Agreement and completion of the BAT Merger and not to engage in certain transactions during this period.

Part C: The audited consolidated financial statements for the RAI Group for the years ended 31 December 2015, 2014 and 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Reynolds American Inc.:

We have audited the accompanying consolidated balance sheets of Reynolds American Inc. and subsidiaries as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Reynolds American Inc. and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Reynolds American Inc.‘s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 11, 2016 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Greensboro, North Carolina

February 11, 2016

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in Millions, Except Per Share Amounts)

	For the Years Ended December 31,
	2015	2014	2013
Net sales[1]	$10,416	$8,160	$7,899
Net sales, related party	259	311	337

Net sales	10,675	8,471	8,236
Costs and expenses:
Cost of products sold[1]	4,688	4,058	3,678
Selling, general and administrative expenses	2,098	1,871	1,389
Gain on Divestiture	(3,181)	—	—
Amortization expense	18	11	5
Asset impairment and exit charges	99	—	—
Trademark and other intangible asset impairment charges	—	—	32

Operating income	6,953	2,531	3,132
Interest and debt expense	570	286	259
Interest income	(6)	(3)	(5)
Other (income) expense, net	5	(14)	137

Income from continuing operations before income taxes	6,384	2,262	2,741
Provision for income taxes	3,131	817	1,023

Income from continuing operations	3,253	1,445	1,718
Income from discontinued operations, net of tax	—	25	—

Net income	$3,253	$1,470	$1,718

Basic income per share:
Income from continuing operations	$2.57	$1.36	$1.58
Income from discontinued operations	—	0.02	—

Net income	$2.57	$1.38	$1.58

Diluted income per share:
Income from continuing operations	$2.57	$1.35	$1.57
Income from discontinued operations	—	0.02	—

Net income	$2.57	$1.37	$1.57

Dividends declared per share	$1.39	$1.34	$1.24

1	Excludes excise taxes of $4,209 million, $3,625 million and $3,730 million for the years ended December 31, 2015, 2014 and 2013, respectively.

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Millions)

	For the Years Ended December 31,
	2015	2014	2013
Net income	$3,253	$1,470	$1,718
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax expense (benefit) (2015 — $32; 2014 — $(178); 2013 — $160)	50	(277)	248
Unrealized gain on long-term investments, net of tax expense (2014 — $1; 2013 — $3)	—	2	5
Amortization of realized loss on hedging instruments, net of tax expense (2015 — $1; 2014 — $1; 2013 — $1)	1	1	1
Cumulative translation adjustment and other, net of tax (benefit) expense (2015 — $(12); 2014 — $(15); 2013 — $12)	(25)	(34)	1

Comprehensive income	$3,279	$1,162	$1,973

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in Millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash flows from (used in) operating activities:
Net income	$3,253	$1,470	$1,718
Income from discontinued operations, net of tax	—	(25)	—
Adjustments to reconcile to net cash flows from (used in) operating activities:
Gain on Divestiture	(3,181)	—	—
Asset impairment and exit charges, net of cash payments	94
Depreciation and amortization	122	106	103
Trademark and other intangible asset impairment charges	—	—	32
Loss on early extinguishment of debt	—	—	124
Deferred income tax expense (benefit)	(659)	(180)	312
Other changes that provided (used) cash:
Accounts and other receivables	86	(3)	(18)
Inventories	31	(154)	(143)
Related party, net	14	—	10
Accounts payable	32	(43)	(2)
Accrued liabilities, including income taxes and other working capital	(242)	30	78
Tobacco settlement	239	92	(763)
Pension and postretirement	91	317	(185)
Other, net	316	13	42

Net cash flows from operating activities	196	1,623	1,308

Cash flows from (used in) investing activities:
Capital expenditures	(174)	(204)	(153)
Proceeds from settlement of short-term investments	265	—	—
Proceeds from settlement of long-term investments	67	4	6
Acquisition, net of cash acquired	(17,220)	—	—
Proceeds from Divestiture	7,056	—	—
Proceeds from termination of joint venture	—	35	31
Other, net	1	(40)	3

Net cash flows used in investing activities	(10,005)	(205)	(113)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,583)	(1,411)	(1,335)
Repurchase of common stock	(124)	(440)	(775)
Proceeds from BAT Share Purchase	4,673	—	—
Proceeds from issuance of long-term debt, net of discounts	8,975	—	1,097
Debt issuance costs and financing fees	(70)	(79)	(18)
Principal borrowings under revolving credit facility	1,400	1,000	—
Repayments under revolving credit facility	(1,400)	(1,000)	—
Repayments of long-term debt	(450)	—	(1,035)
Principal borrowings under term-loan credit facility	—	—	500
Repayments under term-loan credit facility	—	—	(500)
Make-whole premium for early extinguishment of debt	—	—	(155)
Excess tax benefit on stock-based compensation plans	17	12	14

Net cash flows from (used in) financing activities	11,438	(1,918)	(2,207)

Effect of exchange rate changes on cash and cash equivalents	(28)	(34)	10

Net change in cash and cash equivalents	1,601	(534)	(1,002)
Cash and cash equivalents at beginning of year	966	1,500	2,502

Cash and cash equivalents at end of year	$2,567	$966	$1,500

Income taxes paid, net of refunds	$3,744	$974	$713
Interest paid	$510	$252	$267
Fair value of equity consideration issued in the Merger	$7,555	$—	$—

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Millions)

	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$2,567	$966
Short-term investments	149	—
Accounts receivable	68	116
Accounts receivable, related party	38	41
Other receivables	35	12
Inventories	1,734	1,281
Deferred income taxes, net	1,032	703
Other current assets	564	204

Total current assets	6,187	3,323
Property, plant and equipment, at cost:
Land and land improvements	94	93
Buildings and leasehold improvements	727	729
Machinery and equipment	1,967	1,925
Construction-in-process	110	83

Total property, plant and equipment	2,898	2,830
Accumulated depreciation	(1,643)	(1,627)

Property, plant and equipment, net	1,255	1,203
Trademarks and other intangible assets, net of accumulated amortization	29,467	2,421
Goodwill	15,993	8,016
Other assets and deferred charges	322	233

	$53,224	$15,196

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$179	$142
Tobacco settlement accruals	2,816	1,819
Due to related party	9	1
Deferred revenue, related party	33	32
Current maturities of long-term debt	506	450
Dividends payable on common stock	514	356
Other current liabilities	1,234	744

Total current liabilities	5,291	3,544
Long-term debt (less current maturities)	16,941	4,633
Deferred income taxes, net	10,236	383
Long-term retirement benefits (less current portion)	2,265	1,997
Other noncurrent liabilities	239	117
Commitments and contingencies:
Shareholders’ equity:
Common stock (shares issued: 2015 — 1,427,341,341; 2014 — 1,062,567,026)	—	—
Paid-in capital	18,402	6,200
Retained earnings (accumulated deficit)	188	(1,314)
Accumulated other comprehensive loss	(338)	(364)

Total shareholders’ equity	18,252	4,522

	$53,224	$15,196

See Notes to Consolidated Financial Statements

REYNOLDS AMERICAN INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY (Dollars in Millions, Except Per Share Amounts)

	Common Stock	Paid-In Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Compre- hensive Loss	Total Shareholders’ Equity
Balance at December 31, 2012	$—	$7,275	$(1,707)	$(311)	$5,257
Net income	—	—	1,718	—	1,718
Retirement benefits, net of $160 tax expense	—	—	—	248	248
Unrealized gain on long-term investments, net of $3 tax expense	—	—	—	5	5
Amortization of realized loss on hedging instruments, net of $1 tax expense	—	—	—	1	1
Cumulative translation adjustment and other, net of $12 tax expense	—	—	—	1	1
Dividends — $1.24 per share	—	—	(1,359)	—	(1,359)
Common stock repurchased	—	(775)	—	—	(775)
Equity incentive award plan and stock-based compensation	—	57	—	—	57
Excess tax benefit on stock-based compensation plans	—	14	—	—	14

Balance at December 31, 2013	—	6,571	(1,348)	(56)	5,167
Net income	—	—	1,470	—	1,470
Retirement benefits, net of $178 tax benefit	—	—	—	(277)	(277)
Unrealized gain on long-term investments, net of $1 tax expense	—	—	—	2	2
Amortization of realized loss on hedging instruments, net of $1 tax expense	—	—	—	1	1
Cumulative translation adjustment and other, net of $15 tax benefit	—	—	—	(34)	(34)
Dividends — $1.34 per share	—	—	(1,436)	—	(1,436)
Common stock repurchased	—	(440)	—	—	(440)
Equity incentive award plan and stock-based compensation	—	57	—	—	57
Excess tax benefit on stock-based compensation plans	—	12	—	—	12

Balance at December 31, 2014	—	6,200	(1,314)	(364)	4,522
Net income	—	—	3,253	—	3,253
Retirement benefits, net of $32 tax expense	—	—	—	50	50
Amortization of realized loss on hedging instruments, net of $1 tax expense	—	—	—	1	1
Cumulative translation adjustment and other, net of $12 tax benefit	—	—	—	(25)	(25)
Dividends — $1.39 per share	—	—	(1,751)	—	(1,751)
Issuance of additional shares as Merger Consideration	—	7,555	—	—	7,555
Issuance of additional shares for BAT Share Purchase	—	4,673	—	—	4,673
Common stock repurchased	—	(124)	—	—	(124)
Equity incentive award plan and stock-based compensation	—	81	—	—	81
Excess tax benefit on stock-based compensation plans	—	17	—	—	17

Balance at December 31, 2015	$—	$18,402	$188	$(338)	$18,252

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Business and Summary of Significant Accounting Policies

Overview

The consolidated financial statements include the accounts of Reynolds American Inc., referred to as RAI, and its wholly owned subsidiaries. RAI’s wholly owned operating subsidiaries include R. J. Reynolds Tobacco Company; Santa Fe Natural Tobacco Company, Inc., referred to as SFNTC; American Snuff Company, LLC, referred to as American Snuff Co.; R. J. Reynolds Vapor Company, referred to as RJR Vapor; Niconovum USA, Inc.; Niconovum AB; and until their sale on January 13, 2016, as described below, SFR Tobacco International GmbH, referred to as SFRTI, and various foreign subsidiaries affiliated with SFRTI.

RAI was incorporated as a holding company in the State of North Carolina on January 2, 2004, and its common stock is listed on the New York Stock Exchange, referred to as the NYSE, under the symbol “RAI.” On July 30, 2004, the U.S. assets, liabilities and operations of Brown & Williamson Tobacco Corporation, now known as Brown & Williamson Holdings, Inc., referred to as B&W, an indirect, wholly owned subsidiary of British American Tobacco p.l.c., referred to as BAT, were combined with R. J. Reynolds Tobacco Company, a wholly owned operating subsidiary of R.J. Reynolds Tobacco Holdings, Inc., referred to as RJR. These July 30, 2004, transactions generally are referred to as the B&W business combination.

References to RJR Tobacco prior to July 30, 2004, relate to R. J. Reynolds Tobacco Company, a New Jersey corporation and a wholly owned subsidiary of RJR. References to RJR Tobacco on and subsequent to July 30, 2004, relate to the combined U.S. assets, liabilities and operations of B&W and R. J. Reynolds Tobacco Company, a North Carolina corporation.

On June 12, 2015, RAI acquired Lorillard, Inc., n/k/a Lorillard, LLC, referred to as Lorillard, in a cash and stock transaction, referred to as the Merger, pursuant to which a wholly owned subsidiary of RAI, referred to as Merger Sub, merged with and into Lorillard, with Lorillard surviving as a wholly owned subsidiary of RAI, all in accordance with an agreement and plan of merger, dated July 15, 2014, among RAI, Merger Sub and Lorillard, referred to as the Merger Agreement.

Also on June 12, 2015, a wholly owned subsidiary, referred to as Imperial Sub, of Imperial Tobacco Group, PLC, referred to as Imperial, acquired for approximately $7.1 billion certain assets (1) owned by RAI subsidiaries or affiliates relating to the cigarette brands WINSTON, KOOL and SALEM, and (2) owned by Lorillard subsidiaries or affiliates related to the cigarette brand MAVERICK and the “e-vapor” brand blu (including SKYCIG), as well as Lorillard’s owned and leased real property, and certain transferred employees, together with associated liabilities, all in accordance with (x) an asset purchase agreement, dated July 15, 2014, as amended, referred to as the Asset Purchase Agreement, among RAI and Imperial Sub, and for certain provisions of the Asset Purchase Agreement and as guarantor of certain obligations of Imperial Sub, Imperial, and (y) a transfer agreement, dated July 15, 2014, referred to as the Transfer Agreement, between Lorillard and Imperial Sub. The transactions pursuant to the Asset Purchase Agreement and Transfer Agreement are collectively referred to as the Divestiture.

In addition, on June 12, 2015, shortly after the completion of the Merger, Lorillard Tobacco Company, LLC, a wholly owned subsidiary of Lorillard, referred to as Lorillard Tobacco, merged with and into RJR Tobacco, with RJR Tobacco continuing as the surviving entity, referred to as the Lorillard Tobacco Merger. The statements of financial position and results of operations contained in the consolidated financial statements reflect the results of the Merger and Divestiture and related transactions. For additional information on the Merger and Divestiture, and related transactions see note 2 to consolidated financial statements.

On January 13, 2016, RAI, through various subsidiaries, referred to as the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distribute and market the brand outside the United States to JT International Holding BV, referred to as JTI Holding, a subsidiary of Japan Tobacco Inc., referred to as JTI, in an all-cash transaction with a value of approximately $5 billion.

The purchase agreement, dated as of September 28, 2015, between the Sellers and JTI Holding, referred to as the 2015 Purchase Agreement, contains customary representations, warranties and covenants made by the Sellers and JTI Holding, and, for certain provisions, RAI and JTI, and contains indemnification provisions, subject to customary limitations, with respect to these and other matters, including potential litigation relation to specified claims. The 2015 Purchase Agreement also contains a guarantee of Sellers’ obligations by RAI, and a guarantee of JTI Holding’s obligations by JTI. Further, in the 2015 Purchase Agreement, RAI has agreed not to, and agreed to cause its controlled affiliates not to, engage in the business of producing, selling, distributing and developing natural, organic and additive-free combustible tobacco cigarettes and roll-your-own or make-your-own tobacco products outside of the United States, and JTI has agreed not to, and agreed to cause its controlled affiliates not to, engage in the conduct of such business in the United States, in each case, for five years following the closing of the transaction.

The transaction does not include the rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks in the U.S. market, U.S. duty-free locations, and U.S. territories or in U.S. military outlets, all of which have been retained by SFNTC. With this transaction completed, the international rights to nearly all of RAI’s operating companies’ cigarette trademarks are now owned by international tobacco companies. For additional information on the transaction, see note 4 and note 22 to consolidated financial statements.

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists principally of the primary operations of R. J. Reynolds Tobacco Company. The Santa Fe segment consists of the domestic operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on January 13, 2016, as described above, SFRTI, and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

RAI’s operating subsidiaries primarily conduct their business in the United States.

Basis of Presentation

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, referred to as GAAP, requires estimates and assumptions to be made that affect the reported amounts in the consolidated financial statements and accompanying notes. Volatile credit and equity markets, changes to regulatory and legal environments, and consumer spending may affect the uncertainty inherent in such estimates and assumptions. Actual results could materially differ from those estimates. All material intercompany balances have been eliminated.

Certain reclassifications were made to conform prior years’ financial statements to the current presentation. Certain amounts presented in note 13 are rounded in the aggregate and may not sum from the individually presented components. All dollar amounts, other than per share amounts, are presented in millions, except for amounts set forth in note 13 and as otherwise noted.

Business Combination

RAI accounts for business combination transactions in accordance with the Financial Accounting Standards Board, referred to as FASB, Accounting Standards Codification 805, Business Combinations, referred to as ASC 805. RAI allocates the cost of an acquisition to the assets acquired and liabilities assumed based on their fair values as of the acquisition date. Any excess of the purchase price over the estimated fair value of net assets acquired is recorded as goodwill. Determining the fair value of these items requires management’s judgment and may require utilization of independent valuation experts to assist with such valuations. These valuations involve the use of significant estimates and assumptions with respect to the timing and amounts of future cash flows, discount rates, market prices, and asset lives, among other items. The judgments made in the determination of the estimated fair value of the assets acquired and the liabilities assumed as well as the estimated useful life of each asset and the duration of each liability can materially impact the financial statements in periods after the acquisition, such as depreciation, amortization, or in certain situations, impairment charges.

The fair value of acquired intangible assets measured on a nonrecurring basis, was determined based on inputs that are unobservable and significant to the overall fair value measurement. As such, acquired intangible assets are classified as Level 3. RAI engaged the services of a third party valuation expert to assist in determining the fair value of acquired trademarks and customer lists. The acquired trademarks and customer lists were valued utilizing the income approach and were based on a discounted cash flow valuation model. This approach utilized unobservable factors, such as royalty rate, projected revenues and a discount rate, applied to the estimated cash flows. The determination of the discount rate was based on a cost of equity model, using a risk-free rate, adjusted by a stock beta- adjusted risk premium and size premium.

The fair value of acquired long-term debt was determined based on significant inputs that are observable either directly or indirectly, and are quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active. As such, acquired long-term debt is classified as Level 2. RAI engaged the services of a financial institution in determining the fair value of acquired long-term debt. The acquired long-term debt was valued utilizing market quotes, credit spreads and discounted cash flows, as appropriate. RAI performed its own independent valuation to assess the reasonableness of that calculated by the financial institution.

As a market participant, RAI determined the fair value of inventories and property, plant and equipment utilizing internal resources and external experts. The fair value of finished goods inventories was determined using selling price less estimated costs to dispose. The fair value of other inventories, primarily leaf tobacco acquired, was based on recent costs for similar inventory purchased by RAI and its subsidiaries or historical cost as appropriate. To fair value property, plant and equipment, which consisted primarily of machinery used in the manufacture of cigarettes, RAI utilized internal engineering resources and external vendor experts familiar with pricing for similar machinery on the secondary market. The fair value of long-term retirement benefits represents the funded status of the employee benefit plans assumed by RAI in the Merger. RAI engaged its actuaries to determine the fair value of the projected benefit obligations at the date of the Merger utilizing management’s assumptions and estimates relative to the benefit plans acquired. For the fair value of benefit plan assets, an independent valuation expert was engaged, in addition to internal treasury resources, to project the fair value of the benefit plan assets at the Merger date.

For further information related to accounting for the Merger and Divestiture, see note 2 to consolidated financial statements.

Stock Split

On July 27, 2015, RAI’s board of directors approved a two-for-one stock split of RAI’s common stock, in the form of a 100 percent stock dividend, which was issued on August 31, 2015, to shareholders of record on August 17, 2015. Shareholders of record received one additional share of RAI common stock for each share owned. All current and prior period share and per share amounts have been adjusted to reflect this stock split, unless otherwise noted.

Cash and Cash Equivalents

Cash balances are recorded net of book overdrafts when a bank right-of-offset exists. All other book overdrafts are recorded in accounts payable. Cash equivalents may include money market funds, commercial paper and time deposits in major institutions to minimize investment risk. As short-term, highly liquid investments readily convertible to known amounts of cash, with remaining maturities of three months or less at the time of purchase, cash equivalents have carrying values that approximate fair values.

Fair Value Measurement

RAI determines the fair value of assets and liabilities, if any, using a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions based on the best information available in the circumstances.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, essentially an exit price.

The levels of the fair value hierarchy are:

Level 1: inputs are quoted prices, unadjusted, in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: inputs are other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. A Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3: inputs are unobservable and reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Investments

RAI’s financial assets other than cash equivalents are classified as available-for-sale and are carried at fair value. RAI reviews its investments on a quarterly basis to determine if it is probable that RAI will realize some portion of the unrealized loss and to determine the classification of the impairment as temporary or other-than-temporary. For those investments which RAI does not intend to sell and for which it is more likely than not that RAI will not be required to sell prior to recovery, RAI recognizes the credit loss component of an other-than-temporary impairment of its debt securities in earnings and the noncredit component in accumulated other comprehensive loss. All losses deemed to be other than temporarily impaired are recorded in earnings.

RAI evaluates its investments for possible impairment based on current economic conditions, credit loss experience and other criteria. The evaluation of investments for impairment requires significant judgments, including:

•	the identification of potentially impaired securities;

•	the determination of their estimated fair value;

•	the assessment of whether any decline in estimated fair value is other-than-temporary; and

•	the likelihood of selling before recovery.

Inventories

Inventories are stated at the lower of cost or market. The cost of tobacco inventories is determined principally under the last-in, first-out, or LIFO, method and is calculated at the end of each year. The cost of work in process and finished goods includes materials, direct labor, variable costs and overhead and full absorption of fixed manufacturing overhead. Stocks of tobacco, which have an operating cycle that exceeds 12 months due to aging requirements, are classified as current assets, consistent with recognized industry practice. The remaining inventories not valued under LIFO are valued under the first-in, first-out method.

Long-lived Assets

Long-lived assets, such as property, plant and equipment, trademarks and other intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. Impairment of the carrying value of long-lived assets would be indicated if the best estimate of future undiscounted cash flows expected to be generated by the asset grouping is less than its carrying value. If an impairment is indicated, any loss is measured as the difference between estimated fair value and carrying value and is recognized in operating income.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Useful lives range from 20 to 50 years for buildings and improvements, and from 3 to 30 years for machinery and equipment. The cost and related accumulated depreciation of assets sold or retired are removed from the accounts and the gain or loss on disposition is recognized in operating income. Depreciation expense was $104 million, $95 million and $98 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Software Costs

Computer software and software development costs incurred in connection with developing or obtaining computer software for internal use that has an extended useful life are capitalized. These costs are amortized over their estimated useful life, which is typically five years or less. The following is a summary of balances and expenses for software costs as of and for the years ended December 31:

Balances:	2015	2014
Unamortized software costs balance	$37	$41
Software costs — capitalized or included in construction-in- process	13	5

Expenses:	2015	2014	2013
Software amortization expense	$17	$15	$17

Intangible Assets

Intangible assets include goodwill, trademarks and other intangible assets and are capitalized when acquired. The determination of fair value involves considerable estimates and judgment. In particular, the fair value of a reporting unit involves, among other things, developing forecasts of future cash flows, determining an appropriate discount rate, and when goodwill impairment is implied, determining the fair value of individual assets and liabilities, including unrecorded intangibles. Although RAI believes it has based its impairment testing and impairment charges of its intangibles on reasonable estimates and assumptions, the use of different estimates and assumptions could result in materially different results. If the current legal and regulatory environment, business or competitive climate worsens, or RAI’s operating companies’ strategic initiatives adversely affect their financial performance, the fair value of goodwill, trademarks and other intangible assets could be impaired in future periods. Goodwill, trademarks and other intangible assets with indefinite lives are not amortized, but are tested for impairment annually, in the fourth quarter, and more frequently if events and circumstances indicate that the asset might be impaired.

Accounting for Derivative Instruments and Hedging Activities

RAI measures any derivative instruments, including certain derivative instruments embedded in other contracts, at fair value and records them in the balance sheet as either an asset or liability. Changes in fair value of derivatives are recorded in earnings unless hedge accounting criteria are met. For derivatives designated as fair value hedges, the changes in fair value of both the derivative instrument and the hedged item are recorded in earnings. For derivatives designated as cash flow hedges, the effective portions of changes in the fair value of the derivative are reported in accumulated other comprehensive loss. The ineffective portions of hedges are recognized in earnings in the current period.

RAI formally assesses at inception of the hedge and on an ongoing basis, whether each derivative is highly effective in offsetting changes in fair values or cash flows of the hedged item, and formally designates as a hedge those derivatives that qualify for hedge accounting. If it is determined that a derivative is not highly effective as a hedge or if a derivative ceases to be a highly effective hedge, RAI will discontinue hedge accounting prospectively. Any unrecognized gain or loss will be deferred and recognized into earnings as the formerly hedged item is recognized in earnings. At December 31, 2015 and 2014, RAI had no derivative instruments. At December 31, 2015, RJR Tobacco had derivative instruments consisting of the interest rate swap agreements assumed in connection with the Merger.

Revenue Recognition

Revenue from product sales is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price to the buyer is fixed or determinable, and collectability is reasonably assured. These criteria are generally met when title and risk of loss pass to the customer. Payments received in advance of shipments are deferred and recorded in other accrued liabilities until shipment occurs. Certain sales of leaf to a related party, considered as bill-and-hold for accounting purposes, are recorded as deferred revenue when all of the above revenue recognition criteria are met except delivery, postponed at the customer’s request. Revenue is subsequently recognized upon delivery. The revenues recorded are presented net of excise tax collected on behalf of government authorities.

Shipping and handling costs are classified as cost of products sold. Net sales include certain sales incentives, including retail discounting, promotional allowances and coupons.

Cost of Products Sold

RJR Tobacco (itself, and as successor by merger to Lorillard Tobacco) and SFNTC are participants in the Master Settlement Agreement, referred to as the MSA, and RJR Tobacco (itself, and as successor by merger to Lorillard Tobacco) is a participant in the other state settlement agreements with the States of Mississippi, Florida, Texas and Minnesota, which together with the MSA are collectively referred to as the State Settlement Agreements. RJR Tobacco’s and SFNTC’s obligations and the related expense charges under these agreements are subject to adjustments based upon, among other things, the volume of cigarettes sold by the operating subsidiaries, their relative market share, operating profit and inflation. Since relative market share is based on cigarette shipments, the best estimate of the allocation of charges to RJR Tobacco and SFNTC under these agreements is recorded in cost of products sold as the products are shipped. Included in these adjustments is the MSA non-participating manufacturer adjustment, referred to as the NPM Adjustment, that potentially reduces the annual payment obligation of RJR Tobacco, SFNTC and other participating manufacturers, referred to as the PMs. Adjustments to these estimates are recorded in the period that the change becomes probable and the amount can be reasonably estimated. American Snuff Co. is not a participant in the State Settlement Agreements.

Cost of products sold includes the expenses for the State Settlement Agreements; the user fees charged by the U.S. Food and Drug Administration, referred to as the FDA; and the federal tobacco quota buyout that expired in 2014. These expenses were as follows for the years ended December 31:

	2015	2014	2013
State Settlement Agreements	$2,403	$1,917	$1,819
FDA user fees	174	135	127
Federal tobacco quota buyout	—	163	209

In 2012, RJR Tobacco, Lorillard Tobacco and certain other PMs, including SFNTC, entered into a term sheet, referred to as the Term Sheet, with 17 states, the District of Columbia and Puerto Rico to settle certain claims related to the NPM Adjustment. The Term Sheet resolves claims related to volume years from 2003 through 2012 and puts in place a revised method to determine future adjustments from 2013 forward as to jurisdictions that join the agreement. On March 12, 2013, a single, nationwide arbitration panel of three former federal judges, referred to as the Arbitration Panel, hearing the dispute related to the 2003 NPM Adjustment (and related matters) issued an order, referred to as the Order, authorizing the implementation of the Term Sheet. In addition, after the Order, one additional state signed the Term Sheet on April 12, 2013; and, two additional states signed the Term Sheet on May 24, 2013. The Term Sheet is binding on all signatories.

Based on the jurisdictions bound by the Term Sheet through December 31, 2013, RJR Tobacco and SFNTC, collectively, will receive credits, currently estimated to total approximately $1.1 billion, with respect to their NPM Adjustment claims for the period from 2003 through 2012. These credits will be applied against annual payments under the MSA over a five-year period, which commenced with the April 2013 MSA payment. As a result of this binding Order, expenses for the MSA were reduced by $219 million for the year ended December 31, 2013. As a result of the Lorillard Tobacco Merger, RJR Tobacco will receive approximately $22 million of additional credits, attributable to Lorillard Tobacco, which will be applied against annual payments in 2016 and 2017.

In June 2014, two additional states agreed to settle the NPM Adjustment disputes on similar terms as set forth in the Term Sheet, except for certain provisions related to the determination of credits to be received by the PMs. RJR Tobacco and SFNTC, collectively, will receive credits, currently estimated to total approximately $170 million, with respect to their NPM Adjustment claims from 2003 through 2012. The credits related to these two states will be applied against annual payments under the MSA over a five-year period effectively beginning with the April 2014 MSA payment. As a result, expenses for the MSA were reduced by $34 million for the year ended December 31, 2014. As a result of the Lorillard Tobacco Merger, RJR Tobacco will receive approximately $5 million of additional credits, attributable to Lorillard Tobacco, which will be applied against annual payments over the next three years.

As a result of meeting the performance requirements associated with the Term Sheet, RJR Tobacco and Santa Fe, collectively, recognized additional credits of $282 million, $311 million and $264 million for the years ended December 31, 2015, 2014 and 2013, respectively. RJR Tobacco expects to recognize additional credits through 2017, and Santa Fe expects to recognize additional credits through 2016.

In September 2013, the Arbitration Panel ruled six states had not diligently enforced their qualifying statutes in 2003 related to the NPM Adjustment. Based on the status of the various challenges filed by the non-diligent states to certain rulings of the Arbitration Panel related to the 2003 NPM Adjustment claim, as of December 31, 2015, three of the non-diligent states are no longer challenging the findings of non-diligence entered against them by the Arbitration Panel. As a result, a certain portion of the NPM Adjustment claim for 2003 from these three states is now certain and can be estimated. Consequently, RJR Tobacco recognized $93 million as a reduction of cost of products sold for the year ended December 31, 2015.

On October 20, 2015, RJR Tobacco and certain other PMs (including SFNTC) entered into a settlement agreement, referred to as the NY Settlement Agreement, with the State of New York to settle certain claims related to the MSA NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014 and puts in place a new method to determine future adjustments from 2015 forward as to New York. RJR Tobacco and SFNTC, collectively, will receive credits, currently estimated to total approximately $290 million, plus interest, with respect to their NPM Adjustment claims for the period 2004 through 2014. These credits will be applied against annual payments under the MSA over a four-year period, commencing with the annual MSA payment due in April 2016. As a result of the NY Settlement Agreement, expenses for the MSA were reduced by $15 million for the year ended December 31, 2015, recognizing the credit that reduces the April 2016 MSA payment. RJR Tobacco and SFNTC will recognize the additional credits in 2016 through 2018, subject to meeting various performance obligations associated with the NY Settlement Agreement.

For additional information related to the NPM Adjustment settlement, see “— Litigation Affecting the Cigarette Industry — State Settlement Agreements — Enforcement and Validity; Adjustments” in note 13.

Advertising

Advertising costs, which are expensed as incurred, were $140 million, $140 million and $110 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Research and Development

Research and development costs, which are expensed as incurred, were $107 million, $88 million and $72 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Interest and penalties related to uncertain tax positions are accounted for as tax expense. Federal income taxes for RAI and its subsidiaries are calculated on a consolidated basis. State income taxes for RAI and its subsidiaries are primarily calculated on a separate return basis.

RAI accounts for uncertain tax positions which require that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not (a likelihood of more than 50%) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

Stock-Based Compensation

Stock-based compensation expense is recognized for all forms of share-based payment awards, including shares issued to employees under restricted stock units.

Litigation

RAI discloses information concerning litigation for which an unfavorable outcome is more than remote. RAI and its subsidiaries record their legal expenses and other litigation costs and related administrative costs as selling, general and administrative expenses as these costs are incurred. RAI and its subsidiaries will record any loss related to litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. When the reasonable estimate is a range, the recorded loss will be the best estimate within the range. If no amount in the range is a better estimate than any other amount, the minimum amount of the range will be recorded.

Pension and Postretirement

Pension and postretirement benefits require balance sheet recognition of the net asset or liability for the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans, on a plan-by-plan basis, and recognition of changes in the funded status in the year in which the changes occur.

Actuarial gains or losses are changes in the amount of either the benefit obligation or the fair value of plan assets resulting from experience different from that assumed or from changes in assumptions.

Differences between actual results and actuarial assumptions are accumulated and recognized as a mark-to-market adjustment, referred to as an MTM adjustment, to the extent such accumulated net gains and losses are in excess of 10% of the greater of the fair value of plan assets or benefit obligations, referred to as the corridor. Actuarial gains and losses outside the corridor are generally recognized annually as of December 31, or when a plan is remeasured during an interim period.

Prior service costs of pension benefits, which are changes in benefit obligations due to plan amendments, are amortized on a straight-line basis over the average remaining service period for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees. Prior service costs of postretirement benefits, which are changes in benefit obligations due to plan amendments, are amortized on a straight-line basis over the expected service period to full eligibility age for active employees, or average remaining life expectancies for inactive employees if most of the plan obligations are due to inactive employees.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued amended guidance that replaces most existing GAAP revenue recognition guidance. The amended guidance is effective for RAI for interim and annual reporting periods beginning on January 1, 2017, and permits the use of either the retrospective or cumulative effect transition method. Early adoption is prohibited. RAI is evaluating the effect this guidance will have on its consolidated financial statements and related disclosures.

In January 2015, the FASB issued amended guidance which simplifies income statement presentation by eliminating the concept of extraordinary items. Previously, events or transactions that were both unusual in nature and infrequent in occurrence for a business entity were considered to be extraordinary items and required separate presentation, net of tax, after income from continuing operations. The guidance does not change the requirement to disclose items which are unusual in nature or infrequent in occurrence as a component of continuing operations or in the footnotes. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The adoption of the amended guidance is not expected to have a material impact on RAI’s results of operations, cash flows or financial position.

In February 2015, the FASB issued amendments to the consolidation standard that reduce the number of consolidation models. The amended standard changes the way reporting entities examine partnerships and similar entities, evaluate service providers and decision makers as they relate to a variable interest entity, referred to as a VIE, and examine how related party interests in a VIE can affect the consolidation of that VIE. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The adoption of the amended guidance is not expected to have a material impact on RAI’s results of operations, cash flows or financial position.

In April 2015, the FASB issued amended guidance to simplify the presentation of debt issuance costs. The current guidance requires debt issuance costs to be reported on the balance sheet as an asset and amortized as interest expense. The amended guidance requires debt issuance costs to be presented as a direct reduction of the debt liability it is associated with similar to the way debt discounts are presented. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The standard requires retrospective application for all prior periods presented. The adoption of the amended guidance is not expected to have a material impact on RAI’s results of operations, cash flows or financial position.

In April 2015, the FASB issued new guidance for determining if an arrangement for cloud services includes a license of software. This new guidance does not change the accounting standard for cloud service providers, but does base the criteria for determining if a license of software is part of the arrangement based on the existing guidance. If a license of software is present in the arrangement, the fee associated with the license portion will be capitalized when the criteria for capitalization of internal-use software are met. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The adoption of the amended guidance is not expected to have a material impact on RAI’s results of operations, cash flows or financial position.

In September 2015, the FASB issued guidance requiring an acquirer in a business combination to recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined and that the acquirer record, in the same period’s financial statements, the effect on earnings of changes in depreciation, amortization, or other income effects, if any, as a result of the change to the provisional amounts, calculated as if the accounting had been completed at the acquisition date. In addition, an entity shall disclose the portion of the amount recorded in current-period earnings by line item that would have been recorded in previous reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date. Current guidance requires that during the measurement period, the acquirer retrospectively adjust the provisional amounts recognized at the acquisition date with a corresponding adjustment to goodwill. This new guidance eliminates the requirement to retrospectively account for those adjustments. The guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2015. The adoption of this guidance is not expected to have a material effect on RAI’s results of operations, cash flows or financial position.

In November 2015, the FASB issued amended guidance requiring that deferred income tax balances on the consolidated balance sheet be classified as non-current. Current guidance requires deferred tax balances be classified as either current or non-current in accordance with the classification of the underlying attributes. The current requirement that deferred tax liabilities and assets of an entity be offset and presented as a single amount is not affected by this amendment. The amended guidance is effective for financial statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Earlier adoption is permitted. The amended guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. RAI is evaluating the effect this guidance will have on its results of operations, cash flows or financial position.

Note 2 — Merger, Divestiture and BAT Share Purchase

Merger

On June 12, 2015, the Merger was completed, with Merger Sub merging with and into Lorillard and Lorillard surviving as a wholly owned subsidiary of RAI. Pursuant to the Merger Agreement, each share of Lorillard common stock (other than treasury shares held by Lorillard and any shares of Lorillard common stock owned by any Lorillard subsidiary, RAI or Merger Sub) was converted into the right to receive (1) 0.2909 of a share of RAI common stock, prior to giving effect to the stock split, plus (2) $50.50 in cash (the foregoing collectively referred to as the Merger Consideration). RAI issued 104,706,847 shares of RAI common stock at a price of $72.15 per share, prior to giving effect to the stock split, to Lorillard shareholders in the Merger. After giving effect to the stock split, RAI issued 209,413,694 shares of RAI common stock to Lorillard shareholders in the Merger.

As a part of the Merger, RAI acquired the premium cigarette brand, NEWPORT, which is the top-selling menthol and second largest selling cigarette brand overall in the United States. In addition to NEWPORT, RAI acquired three additional brand families marketed under the KENT, TRUE and OLD GOLD brand names.

In accordance with ASC 805, the Merger has been accounted for using the acquisition method of accounting with RAI considered the acquirer of Lorillard. RAI recorded assets acquired, including identifiable intangible assets, and liabilities assumed, from Lorillard at their respective fair values at the date of completion of the Merger. Any excess of the purchase price over the net fair value of such assets and liabilities will be recorded as goodwill.

Purchase Price

The purchase price of $25.8 billion consisted of the Merger Consideration together with the payment of certain Lorillard equity awards and certain change of control payments as follows:

Fair value of RAI common stock issued	$7,555
Cash paid to Lorillard shareholders at $50.50 per share	18,205
Cash paid for Lorillard stock options and stock appreciation rights	73

Purchase price	$25,833

Allocation of Purchase Price

The table below presents the purchase price as allocated to the assets acquired and liabilities assumed in the Merger.

	Preliminary June 12, 2015	Measurement Period Adjustments	Final Adjusted June 12, 2015
Assets
Cash and cash equivalents	$1,059	$(1)	$1,058
Short-term investments	347	—	347
Accounts and other receivables	45	2	47
Inventories	583	(7)	576
Income taxes receivable	114	21	135
Other current assets	1,361	312	1,673
Property, plant and equipment	94	(12)	82
Trademarks and other intangible assets	26,242	1,201	27,443
Goodwill	10,852	(999)	9,853
Other assets and deferred charges	210	(3)	207
Liabilities
Tobacco settlement accruals	753	2	755
Other current liabilities	507	95	602
Long-term debt (less current maturities)	3,951	(56)	3,895
Deferred income taxes, net	9,536	462	9,998
Long-term retirement benefits (less current portion)	263	11	274
Other noncurrent liabilities	64	—	64

Allocation of purchase price	$25,833	$—	$25,833

The allocation of the purchase price reflected in the accompanying financial statements is based upon estimates and assumptions. Goodwill generated from the acquisition is primarily attributable to the establishment of deferred tax liabilities associated with the trademarks acquired and the expected synergies from future growth, and is allocated to the reporting unit that is expected to benefit from these synergies. The $9,853 million allocated to goodwill represents the excess of the allocation of the purchase price over the fair value of assets acquired and liabilities assumed, which amount has been allocated to the RJR Tobacco segment, and will be non-deductible for tax purposes.

During the fourth quarter of 2015, RAI finalized its purchase price allocation and obtained new fair value information related to the assets acquired and liabilities assumed, including the fair value of the trademarks and other intangible assets. The final allocation of the purchase price is based on facts and circumstances that existed at June 12, 2015, and, if known then, would have affected the amounts recognized at that date. In accordance with ASC 805, measurement period adjustments are not included in current earnings, but recognized with a corresponding adjustment to goodwill. As a result, RAI adjusted the preliminary allocation of the purchase price initially recorded at June 12, 2015, to reflect these measurement period adjustments.

The results of operations of the acquired Lorillard brands are included in RAI’s consolidated statements of income from the date of acquisition and include $2.7 billion of total net sales for the year ended December 31, 2015, and are included in the RJR Tobacco segment’s financial results. RAI does not maintain discrete financial information on a brand basis in order to determine the impact to net income for the periods presented. In addition, as a result of the acquisition, $9 billion of debt was issued and approximately $3.9 billion of Lorillard Tobacco debt was assumed (at fair value). The interest expense related to the acquisition was approximately $282 million for the year ended December 31, 2015.

Divestiture

On June 12, 2015, the Divestiture was completed, and Imperial Sub acquired the cigarette brands WINSTON, KOOL and SALEM, previously owned by RAI subsidiaries and included in the RJR Tobacco segment, as well as the cigarette brand MAVERICK and the “e-vapor” brand blu (including SKYCIG), previously owned by Lorillard subsidiaries, and other assets and certain liabilities, including inventory, fixed assets and employee benefit plans, for an aggregate purchase price of approximately $7.1 billion. A summary of the pre-tax gain is as follows:

Purchase price	$7,056
Net assets and liabilities divested	(2,026)
Goodwill associated with divested RJR Tobacco brands	(1,849)

Gain on Divestiture	$3,181

BAT Share Purchase and Other

In connection with the Merger and Divestiture, on July 15, 2014, RAI, BAT, and for limited purposes only, B&W, entered into a subscription and support agreement, referred to as the Subscription Agreement, pursuant to which BAT agreed to subscribe for and purchase, directly or indirectly through one or more of its wholly owned subsidiaries, simultaneously with the completion of the Merger and at a price of approximately $4.7 billion in the aggregate, shares of RAI common stock such that BAT, directly or indirectly through its affiliates, would maintain its approximately 42% beneficial ownership in RAI (the foregoing purchase is referred to as the BAT Share Purchase).

On June 12, 2015, concurrently with the completion of the Merger and Divestiture and pursuant to the Subscription Agreement, BAT indirectly (through a wholly owned subsidiary) purchased 77,680,259 shares of RAI common stock, prior to giving effect to the stock split, for approximately $4.7 billion, which was sufficient for BAT and its subsidiaries collectively to maintain their approximately 42% beneficial ownership in RAI. Upon completion of the transactions on June 12, 2015, BAT and its subsidiaries collectively owned 301,014,278 shares, prior to giving effect to the stock split, or approximately 42%, of RAI’s outstanding common stock. After giving effect to the stock split, BAT indirectly purchased 155,360,518 shares of RAI common stock, and BAT and its subsidiaries collectively own 602,028,556 shares of RAI common stock.

RAI financed the cash portion of the Merger Consideration and related fees and expenses with (1) the net proceeds from a public offering of $9 billion aggregate principal amount of newly issued RAI senior notes, (2) the proceeds from the Divestiture, (3) the proceeds from the BAT Share Purchase and (4) available cash. Transaction related costs of $54 million and $38 million, for the years ended December 31, 2015 and 2014, respectively, were expensed as incurred and included in selling, general and administrative expenses in RAI’s consolidated statements of income.

Pro forma financial information (unaudited)

The following unaudited pro forma consolidated financial information presents the combined results of operations of RAI and Lorillard as if the Merger and Divestiture had occurred at the beginning of 2014 and includes non-recurring pro forma adjustments that were directly attributable to the Merger and Divestiture. Pro forma net income includes adjustments for acquisition-related costs. Pro forma net income per share includes the impact of the issuance of RAI common stock in the BAT Share Purchase and as part of the Merger Consideration.

	For the Years Ended December 31,
	2015	2014
Net sales	$12,079	$11,275
Net income	2,331	1,997
Net income per share:
Basic income per share:
Net income	$1.63	$1.40
Diluted income per share:
Net income	$1.63	$1.39

The unaudited pro forma results do not reflect cost savings or synergies from operating efficiencies or the effect of the incremental costs incurred in the Merger or Divestiture. Accordingly, these unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of what the actual results of operations of the combined company would have been if the Merger and Divestiture had occurred at the beginning of the periods presented, nor are they indicative of future results of operations.

Note 3 — Fair Value Measurement

Fair Value of Financial Assets and Liabilities

Financial assets carried at fair value as of December 31, were as follows:

	2015				2014
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Cash equivalents	$2,454	$—	$—	$2,454	$883	$—	$—	$883
Short-term investments:
Corporate debt securities	—	96	—	96	—	—	—	—
U.S. Governmental agency obligations	—	43	—	43	—	—	—	—
Commercial paper	—	10	—	10	—	—	—	—
Other assets and deferred charges:
Auction rate securities	—	—	79	79	—	—	79	79
Mortgage-backed security	—	—	10	10	—	—	12	12
Marketable equity security	1	—	—	1	2	—	—	2
Interest rate swaps	—	53	—	53	—	—	—	—
There were no transfers between the levels during the years ended December 31, 2015 and 2014.

RAI’s short-term investments include corporate debt securities, U.S. Government agency obligations and commercial paper, which were acquired as part of the Merger. The fair value of these investments, classified as Level 2, utilized quoted prices for identical assets in less active markets or quoted prices for similar assets in active markets. The fair value of the interest rate swaps, classified as Level 2, utilized a market approach model using the notional amount of the interest rate swaps and observable inputs of time to maturity and market interest rates.

For the investments that were acquired as part of the Merger, the difference between the amortized cost basis and the fair value of major security types was not material as of December 31, 2015. There are no other-than-temporary impairment losses for the year ended December 31, 2015. The unrealized gains and losses, net of tax, were included in accumulated other comprehensive loss in RAI’s consolidated balance sheet as of December 31, 2015.

RAI has investments in auction rate securities linked to corporate credit risk, investments in auction rate securities related to financial insurance companies, an investment in a mortgage-backed security and an investment in a marketable equity security. The unrealized gains and losses, net of tax, were included in accumulated other comprehensive loss in RAI’s consolidated balance sheets as of December 31, 2015 and 2014. The funds associated with the auction rate securities will not be accessible until a successful auction occurs or a buyer is found.

In determining if the difference between amortized cost and estimated fair value of the auction rate securities or the mortgage-backed security was deemed either temporarily or other-than-temporarily impaired, RAI evaluated each type of long-term investment using a set of criteria, including decline in value, duration of the decline, period until anticipated recovery, nature of investment, probability of recovery, financial condition and near-term prospects of the issuer, RAI’s intent and ability to retain the investment, attributes of the decline in value, status with rating agencies, status of principal and interest payments and any other issues related to the underlying securities. To assess credit losses, RAI uses historical default rates, debt ratings, credit default swap spreads and recovery rates. RAI has the intent and ability to hold these investments for a period of time sufficient to allow for the recovery in market value. No other-than-temporary losses were recognized in 2015, 2014 or 2013 related to these investments.

All of the fair values of the auction rate securities, classified as Level 3, are linked to the longer-term credit risk of a diverse range of corporations, including, but not limited to, corporations in the manufacturing, financial and insurance sectors. The fair value was determined by utilizing an income approach model, which was based upon the weighted average present value of future cash payments, given the probability of certain events occurring within the market. RAI considers the market for its auction rate securities to be inactive. The income approach model utilized observable inputs, including the London interbank offered rate, referred to as LIBOR, based interest rate curves, corporate credit spreads and corporate ratings/market valuations. Additionally, unobservable factors incorporated into the model included default probability assumptions based on historical migration tables, various default recovery rates and how these factors changed as ratings on the underlying collateral migrated from one level to another. As related to the unobservable factors, substantial changes, relative to historical trends, of the levels of corporate defaults or default recovery rates would impact the fair value measurement of these securities. Maturity dates for the auction rate securities begin in 2017.

The fair value for the mortgage-backed security, classified as Level 3, utilized a market approach and was based upon the calculation of an overall weighted average valuation, derived from the actual, or modeled, market pricing of the specific collateral. The market approach utilized actual pricing inputs when observable and modeled pricing, based upon changes in observable market pricing, when unobservable. Substantial changes in the observable market pricing would directly impact the unobservable pricing and the fair value measurement of this security. RAI has deemed the market for its mortgage-backed security to be inactive. The maturity of the mortgage-backed security has been extended to March 2016, with the annual option to extend an additional year. Given the underlying collateral and RAI’s intent to continue to extend this security, it is classified as a noncurrent asset.

Financial assets classified as Level 3 investments were as follows:

	December 31, 2015			December 31, 2014
	Cost	Gross Unrealized Loss[1]	Estimated Fair Value	Cost	Gross Unrealized Loss[1]	Estimated Fair Value
Auction rate securities	$99	$(20)	$79	$99	$(20)	$79
Mortgage-backed security	16	(6)	10	18	(6)	12

	$115	$(26)	$89	$117	$(26)	$91

[1]	Unrealized losses, net of tax, are reported in accumulated other comprehensive loss in RAI’s consolidated balance sheets as of December 31, 2015 and 2014.

The changes in the Level 3 investments were as follows:

	2015			2014
	Auction Rate Securities			Auction Rate Securities
	Cost	Gross Unrealized Gain (Loss)	Estimated Fair Value	Cost	Gross Unrealized Gain (Loss)	Estimated Fair Value
Balance as of January 1	$99	$(20)	$79	$99	$(23)	$76
Unrealized gain	—	—	—	—	3	3

Balance as of December 31	$99	$(20)	$79	$99	$(20)	$79

	2015			2014
	Mortgage-Backed Security			Mortgage-Backed Security
	Cost	Gross Unrealized Gain (Loss)	Estimated Fair Value	Cost	Gross Unrealized Gain (Loss)	Estimated Fair Value
Balance as of January 1	$18	$(6)	$12	$20	$(7)	$13
Unrealized gain	—	—	—	—	1	1
Redemptions	(2)	—	(2)	(2)	—	(2)

Balance as of December 31	$16	$(6)	$10	$18	$(6)	$12

Fair Value of Debt

The estimated fair value of RAI’s outstanding consolidated debt, including RJR Tobacco debt, in the aggregate, was $18.2 billion and $5.4 billion as of December 31, 2015 and 2014, respectively, with an effective average annual interest rate of approximately 4.6% and 4.5% for the years ended December 31, 2015 and 2014, respectively. The fair values are based on available market quotes, credit spreads and discounted cash flows, as appropriate.

Interest Rate Management

From time to time, RAI and RJR have used interest rate swaps to manage interest rate risk on a portion of their respective debt obligations.

In 2009, RAI and RJR entered into offsetting floating to fixed interest rate swap agreements in the notional amount of $1.5 billion with maturity dates ranging from June 1, 2012 to June 15, 2017. The floating to fixed interest rate swap agreements were entered into with the same financial institution that held a notional amount of $1.5 billion of fixed to floating interest rate swaps.

In September 2011, RAI and RJR terminated the original and offsetting interest rate swap agreements, each with a notional amount of $1.5 billion, and received a total of $186 million in exchange for foregoing the future cash inflows associated with these swaps. These actions did not change the effective fixed rate of interest associated with the underlying debt.

In September 2013, RAI called for the redemption of, among other RAI notes, the $775 million outstanding principal amount of 7.625% notes due in 2016. Approximately $450 million of this outstanding principal amount was included in the interest rate swap agreements described above. A loss of $124 million on the early extinguishment for all redeemed notes, which includes $35 million of the unamortized portion of the interest rate swap agreement associated with the notes due in 2016, was included in other (income) expense, net in the consolidated statements of income for the year ended December 31, 2013. As a result of this action and the maturity of debt in June 2012, RAI had $700 million of previously swapped outstanding fixed rate debt with an effective rate of interest of approximately 3.8%, as of December 31, 2015 and 2014.

In May 2012, RAI entered into forward starting interest rate contracts with an aggregate notional amount of $1 billion. RAI designated those derivatives as cash flow hedges of a future debt issuance, and they were determined to be highly effective at inception. The forward starting interest rate contracts mitigated RAI’s exposure to changes in the benchmark interest rate from the date of inception until the date of the forecasted transaction. On October 31, 2012, RAI completed the sale of $2.55 billion in aggregate principal amount of senior notes, consisting of $450 million of 1.05% senior notes due October 30, 2015, $1.1 billion of 3.25% senior notes due November 1, 2022 and $1 billion of 4.75% senior notes due November 1, 2042. The forward starting interest rate contracts were terminated, and $23 million in associated losses were settled with cash payments to the counterparties. The effective portion of the losses are recorded in accumulated other comprehensive loss in the consolidated balance sheets as of December 31, 2015 and 2014, and will be amortized over the life of the related debt. An insignificant portion of the loss was deemed to be ineffective and recorded in the consolidated statements of income for the year ended December 31, 2012.

The amortization of derivative instruments impacted the consolidated statements of income for the years ended December 31 as follows:

	2015	2014	2013
Interest and debt expense	$(17)	$(15)	$(24)
Other (income) expense, net	—	—	(35)

On June 12, 2015, RJR Tobacco assumed the fixed to floating interest rate swap agreements that Lorillard Tobacco held on its 8.125% notes due in 2019. Under the agreement, RJR Tobacco receives interest based on a fixed rate of 8.125% and pays interest based on a floating one-month LIBOR rate plus a spread of 4.625%. The variable rate was 5.045% as of December 31, 2015. The agreements expire in June 2019. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges at the date of the Merger. Under the swap agreements, RJR Tobacco receives a fixed rate settlement and pays a variable rate settlement with the difference recorded in interest expense. The difference reduced interest expense by $13 million for the year ended December 31, 2015. As of December 31, 2015, the fair value hedges were highly effective, with an immaterial gain representing the ineffective portion, which was recorded in other (income) expense, net in the consolidated statements of income for the year ended December 31, 2015. See note 12 for additional information relating to fair value hedges.

Note 4 — Intangible Assets

The changes in the carrying amounts of goodwill by segment were as follows:

	RJR Tobacco	Santa Fe	American Snuff	All Other	Consolidated
Balance as of December 31, 2013
Goodwill	$9,065	$197	$2,501	$39	$11,802
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

Net goodwill balance as of December 31, 2013	5,302	197	2,473	39	8,011
2014 Activity
Asset acquisition	—	—	—	7	7
Foreign currency translation	—	—	—	(2)	(2)

Balance as of December 31, 2014
Goodwill	9,065	197	2,501	44	11,807
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

Net goodwill balance as of December 31, 2014	5,302	197	2,473	44	8,016
2015 Activity
Merger goodwill	9,853	—	—	—	9,853
Divestiture goodwill	(1,849)	—	—	—	(1,849)
Reclassified to assets held for sale	—	—	—	(27)	(27)

Balance as of December 31, 2015
Goodwill	17,069	197	2,501	17	19,784
Less: accumulated impairment charges	(3,763)	—	(28)	—	(3,791)

Net goodwill balance as of December 31, 2015	$13,306	$197	$2,473	$17	$15,993

The changes in the carrying amounts of indefinite-lived intangible assets by segment not subject to amortization were as follows:

	RJR Tobacco		Santa Fe	American Snuff	All Other	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other	Trademarks	Other
Balance as of December 31, 2012	$1,027	$99	$155	$1,136	$5	$2,318	$104
Impairment charge	(32)	—	—	—	—	(32)	—
Foreign currency translation	—	—	—	—	(1)	—	(1)
Reclassified to finite-lived	(18)	—	—	—	—	(18)	—

Balance as of December 31, 2013	977	99	155	1,136	4	2,268	103

Balance as of December 31, 2014	977	99	155	1,136	4	2,268	103
Trademarks acquired in Merger	27,193	—	—	—	—	27,193	—
Trademarks divested	(344)	—	—	—	—	(344)	—
Other intangibles divested	—	(12)	—	—	—	—	(12)
Reclassified to assets held for sale	—	—	(19)	—	(4)	(19)	(4)

Balance as of December 31, 2015	$27,826	$87	$136	$1,136	$—	$29,098	$87

The changes in the carrying amounts of finite-lived intangible assets by segment subject to amortization were as follows:

	RJR Tobacco		American Snuff	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other
Balance as of December 31, 2012	$—	$24	$9	$9	$24
Amortization	—	(4)	(1)	(1)	(4)
Reclassified from indefinite-lived	18	—	—	18	—

Balance as of December 31, 2013	18	20	8	26	20
Amortization	(6)	(4)	(1)	(7)	(4)
Acquisition	—	15	—	—	15

Balance as of December 31, 2014	12	31	7	19	31
Trademarks acquired in Merger	10	—	—	10	—
Customer lists acquired in Merger	—	240	—	—	240
Amortization	(5)	(12)	(1)	(6)	(12)

Balance as of December 31, 2015	$17	$259	$6	$23	$259

Acquisition-related intangible assets include finite-lived trademarks and acquired customer lists, which are being amortized using the straight-line method over their estimated useful lives, of 5 and 20 years, respectively. In addition, the acquisition-related intangible assets include an indefinite-lived trademark, which is not amortized. Acquisition-related intangible assets are included in the RJR Tobacco segment. Amortization of these for the year ended December 31, 2015, was $8 million.

As part of the Divestiture, RJR Tobacco divested to Imperial Sub the rights to sell WINSTON and SALEM in U.S. overseas military and U.S. duty-free markets.

On January 13, 2016, RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distribute and market the brand outside the United States, to JTI Holding. In accordance with accounting guidance, the intangible assets of the disposal group were reclassified as assets held for sale, which are included in other current assets, in the consolidated balance sheet at December 31, 2015. For further information related to the transaction, see note 22.

Details of finite-lived intangible assets were as follows:

	December 31, 2015			December 31, 2014
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Customer lists	$240	$(7)	$233	$—	$—	$—
Contract manufacturing agreements	151	(139)	12	151	(135)	16
Trademarks	124	(101)	23	114	(95)	19
Other intangibles	15	(1)	14	15	—	15

	$530	$(248)	$282	$280	$(230)	$50

The remaining amortization expense associated with finite-lived intangible assets is expected to be as follows:

Year	Amount
2016	$23
2017	23
2018	22
2019	16
2020	15
Thereafter	183

$282

The impairment testing of trademarks in the fourth quarters of 2015, 2014 and 2013 assumed a rate of decline in projected net sales of certain brands, comparable with that assumed in RAI’s strategic plan. The fair value of trademarks used in impairment testing was determined by an income approach using a discounted cash flow valuation model under a relief from royalty methodology. The relief-from-royalty model includes the estimates of the royalty rate that a market participant might assume, projected revenues and judgment regarding the discount rate applied to those estimated cash flows, with that discount rate being 10.0% during 2015, 2014 and 2013. The determination of the discount rate was based on a cost of equity model, using a risk-free rate, adjusted by a stock beta-adjusted risk premium and a size premium.

As a result of these analyses, an impairment charge is recognized if the carrying value of a trademark exceeds its estimated fair value. No impairment charges were indicated for 2015 and 2014. During 2013, impairment was indicated on four of RJR Tobacco’s brands, and one trademark brand was reclassified from indefinite-lived to finite-lived. These impairment charges were reflected as decreases in the carrying value of the trademarks in the consolidated balance sheet as of December 31, 2013, as trademark and other intangible asset impairment charges in the consolidated statements of income for the year ended December 31, 2013, and had no impact on cash flows. Certain brands are being amortized over their remaining useful lives, which range from 3 to 7 years, consistent with the pattern of economic benefits estimated to be received.

For the annual impairment testing of the goodwill of RAI’s reporting units, each reporting unit’s estimated fair value was compared with its carrying value. A reporting unit is an operating segment or one level below an operating segment. The determination of estimated fair value of each reporting unit was calculated primarily utilizing an income approach model, based on the present value of the estimated future cash flows of the reporting unit assuming a discount rate during each of 2015, 2014 and 2013 of 9.75% for each of RJR Tobacco and American Snuff and 10.25% for Santa Fe. The determination of the discount rate was based on a weighted average cost of capital. Additionally, the aggregate estimated fair value of the reporting units, determined with the use of the income approach model, was compared with RAI’s market capitalization. The estimated fair value of each reporting unit was substantially greater than its respective carrying value.

Note 5 — Asset Impairment and Exit Charges

On September 30, 2015, RAI announced that certain of its operating companies consolidated manufacturing operations for the VUSE Digital Vapor Cigarette, which should generate manufacturing and cost efficiencies. In addition to in-house production at RJR Tobacco’s manufacturing facility in Tobaccoville, North Carolina, certain production of VUSE cartridges was previously performed for RJR Vapor at a contractor’s facility in Kansas. Effective September 30, 2015, all production of VUSE cartridges occurs at the Tobaccoville facility, pursuant to a services agreement between RJR Tobacco and RJR Vapor. As a result of this consolidation, pre-tax asset impairment and exit charges of $99 million, consisting primarily of equipment, were recorded in the consolidated statements of income for the year ended December 31, 2015, and were allocated to All Other.

Note 6 — Restructuring Charges

In 2012, RAI announced that it and its subsidiaries, RJR Tobacco and RAI Services Company, referred to as RAISC, had completed a business analysis designed to identify resources to reinvest in their businesses. As a result of this initiative, the total U.S. workforce of RAI and its subsidiaries declined by a net of approximately 10% upon the completion of the restructuring by the end of 2015. Cash payments related to the restructuring will be substantially complete by the end of 2016.

Under existing severance plans, $111 million of severance, benefits and related costs and $38 million of pension-related benefits comprised a restructuring charge of $149 million during 2012. Of this charge, $138 million was recorded in the RJR Tobacco segment. As of December 31, 2015, $142 million had been utilized. Accordingly, in the consolidated balance sheet as of December 31, 2015, $6 million was included in other current liabilities and $1 million was included in other noncurrent liabilities.

The components of the restructuring charge accrued and utilized were as follows:

Employee Severance and Benefits
Original accrual	$149
Utilized in 2012	(78)

Balance as of December 31, 2012	71
Utilized in 2013	(14)

Balance as of December 31, 2013	57
Utilized in 2014	(17)

Balance as of December 31, 2014	40
Utilized in 2015	(33)

Balance as of December 31, 2015	$7

Note 7 — Income Per Share

The components of the calculation of income per share were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Income from continuing operations	$3,253	$1,445	$1,718
Income from discontinued operations	—	25	—

Net income	$3,253	$1,470	$1,718

Basic weighted average shares, in thousands	1,264,182	1,066,320	1,089,849
Effect of dilutive potential shares:
Restricted stock units	3,533	3,620	4,050

Diluted weighted average shares, in thousands	1,267,715	1,069,940	1,093,899

Note 8 — Inventories

The major components of inventories at December 31 were as follows:

	2015	2014
Leaf tobacco	$1,495	$1,125
Other raw materials	110	90
Work in process	88	72
Finished products	173	171
Other	22	27

Total	1,888	1,485
LIFO allowance	(154)	(204)

	$1,734	$1,281

Inventories valued under the LIFO method were $922 million and $456 million at December 31, 2015 and 2014, respectively, net of the LIFO allowance. The LIFO allowance reflects the excess of the current cost of LIFO inventories at December 31, 2015 and 2014, over the amount at which these inventories were carried on the consolidated balance sheets. RAI recognized income of $50 million and $2 million from LIFO inventory changes during 2015 and 2014, respectively, and expense of $14 million from LIFO inventory changes during 2013.

Note 9 — Other Current Liabilities

Other current liabilities at December 31 included the following:

	2015	2014
Payroll and employee benefits	$210	$178
Pension and other postretirement benefits	91	75
Marketing and advertising	213	134
Excise, franchise and property tax	217	161
Restructuring	6	32
Other	497	164

	$1,234	$744

Note 10 — Income Taxes

The components of the provision for income taxes from continuing operations for the years ended December 31 were as follows:

	2015	2014	2013
Current:
Federal	$3,313	$809	$563
State and other	477	188	148

	3,790	997	711

Deferred:
Federal	(597)	(151)	254
State and other	(62)	(29)	58

	(659)	(180)	312

	$3,131	$817	$1,023

Significant components of deferred tax assets and liabilities for the years ended December 31 included the following:

	2015	2014
Deferred tax assets:
Pension and other postretirement liabilities	$916	$823
Tobacco settlement accruals	1,088	711
Other accrued liabilities	175	127
Other noncurrent liabilities	283	139

Subtotal	2,462	1,800
Less: valuation allowance	(8)	(37)

	2,454	1,763

Deferred tax liabilities:
LIFO inventories	(266)	(150)
Property and equipment	(259)	(260)
Trademarks and other intangibles	(11,002)	(913)
Other	(131)	(111)

	(11,658)	(1,434)

Net deferred tax asset (liability)	$(9,204)	$329

The current and noncurrent components of deferred tax assets and liabilities for the years ended December 31 were as follows:

	2015	2014
Current deferred tax assets	$1,032	$703
Noncurrent deferred tax assets	—	9
Noncurrent deferred tax liabilities	(10,236)	(383)

	$(9,204)	$329

RAI had no federal capital loss carryforwards at December 31, 2015, compared to $108 million at December 31, 2014. The decrease in 2015 resulted from the utilization of federal capital loss carryforwards related to the Divestiture.

In 2011, a $33 million valuation allowance was established to fully offset a deferred tax asset related to the federal capital loss carryforward. In 2014 and 2013, the valuation allowance was increased by $1 million and $3 million, respectively to $37 million at December 31, 2014, to fully offset a deferred tax asset related to capital losses resulting from the termination of investments. In 2015, the valuation allowance was decreased by $37 million related to the utilization of the federal capital loss carryforwards and increased by $8 million to fully offset the deferred tax assets related to RAI’s Puerto Rico subsidiaries. RAI believes it is unlikely that the deferred tax assets attributable to its Puerto Rico subsidiaries will be realized through the expected generation of future taxable income. No valuation allowance was established on other deferred tax assets at December 31, 2015 and 2014, as RAI believes it is more likely than not that all of such deferred tax assets will be realized through the generation of future taxable income.

Pre-tax income for domestic and foreign continuing operations for the years ended December 31 consisted of the following:

	2015	2014	2013
Domestic (includes U.S. exports)	$6,342	$2,235	$2,737
Foreign	42	27	4

	$6,384	$2,262	$2,741

The differences between the provision for income taxes from continuing operations and income taxes computed at statutory U.S. federal income tax rates for the years ended December 31 were as follows:

	2015	2014	2013
Income taxes computed at the statutory U.S. federal income tax rate	$2,233	$792	$959
State and local income taxes, net of federal tax benefits	235	107	135
Domestic manufacturing deduction	(104)	(80)	(55)
Nondeductible goodwill	761	—	—
Other items, net	6	(2)	(16)

Provision for income taxes from continuing operations	$3,131	$817	$1,023

Effective tax rate	49.0%	36.1%	37.3%

The effective tax rate for 2015 was unfavorably impacted by an increase in tax attributable to nondeductible acquisition costs, nondeductible goodwill in the amount of $1,849 million associated with the Divestiture and an increase in uncertain tax positions, offset by a decrease in tax attributable to the release of a valuation allowance in the amount of $37 million and a reduction in state income taxes. The effective tax rate for 2014 was favorably impacted by a decrease in uncertain tax positions related to a federal audit settlement and an increase in the domestic manufacturing deduction, partially offset by an increase in tax attributable to nondeductible acquisition costs. The effective tax rate for 2013 was unfavorably impacted by an increase in tax attributable to a decrease in the domestic manufacturing deduction. The effective tax rate for each period differed from the federal statutory rate of 35% due to the domestic manufacturing deduction, state income taxes and certain nondeductible items.

The audit of the 2010 and 2011 tax years by the Internal Revenue Service was closed in 2014. A tax benefit of $25 million attributable to a decrease in uncertain tax positions was recorded in discontinued operations.

On December 19, 2014, the Tax Increase Prevention Act of 2014, referred to as the TIPA, was signed into law. The TIPA retroactively reinstated and extended the Federal Research and Development Tax Credit from January 1, 2014 to December 31, 2014. The impact of the TIPA did not significantly impact RAI’s annual effective income tax rate in 2014.

On December 18, 2015, the Protecting Americans from Tax Hikes (PATH) Act, was signed into law. The PATH Act extends the research credit permanently, retroactive to January 1, 2015. The PATH Act did not significantly impact RAI’s annual effective income tax rate in 2015.

At December 31, 2015, there were $515 million of accumulated and undistributed foreign earnings. Of this amount, RAI has invested $26 million and has plans to invest an additional $56 million overseas. RAI has recorded either current or deferred income taxes related to the $433 million of accumulated foreign earnings in excess of its historical and planned overseas investments.

The components of deferred tax benefits included in accumulated other comprehensive loss for the years ended December 31 were as follows:

	2015	2014
Retirement benefits	$209	$241
Unrealized gain (loss) on long-term investments	10	10
Amortization of realized loss on hedging instruments	6	7
Cumulative translation adjustment and other	31	19

	$256	$277

The accruals for gross unrecognized income tax benefits, including interest and penalties, reflected in other noncurrent liabilities for the years ended December 31 were as follows:

	2015	2014
Unrecognized tax benefits	$97	$27
Accrued interest	17	3
Accrued penalties	8	1

	$122	$31

A reconciliation of the gross unrecognized income tax benefits is as follows:

	2015	2014	2013
Balance at beginning of year	$27	$62	$68
Gross increases related to current period tax positions	28	5	4
Gross increases related to tax positions in prior periods	46	—	—
Gross decreases related to tax positions in prior periods	(1)	(31)	(3)
Gross decreases related to audit settlements	—	(6)	(1)
Gross decreases related to lapse of applicable statute of limitations	(3)	(3)	(6)

Balance at end of year	$97	$27	$62

At December 31, 2015, $81 million of unrecognized income tax benefits including interest and penalties, if recognized, would decrease RAI’s effective tax rate.

For the year ended December 31, 2015, the gross increases in unrecognized income tax benefits related to tax positions in prior periods are primarily attributable to the Merger.

RAI and its subsidiaries are subject to income taxes in the United States, certain foreign jurisdictions and multiple state jurisdictions. A number of years may elapse before a particular matter, for which RAI has established an accrual, is audited and finally resolved. The number of years with open tax audits varies depending on the tax jurisdiction.

RAI and its subsidiaries file income tax returns in the U.S. federal and various state and foreign jurisdictions. The U.S. federal statute of limitations remains open for the year 2012 and forward. State and foreign jurisdictions have statutes of limitations generally ranging from three to five years. Certain of RAI’s state tax returns are currently under examination by various states as part of routine audits conducted in the ordinary course of business.

Note 11 — Borrowing Arrangements

Credit Agreement

In December 2014, RAI entered into a credit agreement, referred to as the Credit Agreement, with a syndicate of lenders, providing for a five-year, $2 billion senior unsecured revolving credit facility, which may be increased to $2.35 billion at the discretion of the lenders upon the request of RAI. The Credit Agreement replaced RAI’s four-year, $1.35 billion senior unsecured revolving credit facility dated October 8, 2013.

Subject to certain conditions, RAI is able to use the revolving credit facility under the Credit Agreement for borrowings and issuances of letters of credit at its option, subject to a $300 million sublimit on the aggregate amount of letters of credit. Issuances of letters of credit reduce availability under such revolving credit facility.

The Credit Agreement contains restrictive covenants that, among other things:

•	limit the ability of RAI and its subsidiaries to (1) pay dividends and repurchase stock, (2) engage in transactions with affiliates, (3) create liens and (4) engage in sale-leaseback transactions involving a Principal Property, as defined in the Credit Agreement;

•	limit the ability of RAI and its Material Subsidiaries, as defined in the Credit Agreement, to sell or dispose of all or substantially all of their assets and engage in specified mergers or consolidations; and

•	limit the amount of debt that may be incurred by non-guarantor subsidiaries.

The Credit Agreement contains two financial covenants — a consolidated leverage ratio covenant and a consolidated interest coverage ratio covenant. Under the Credit Agreement, the consolidated leverage ratio may not exceed:

•	3.00 to 1.00 as of the last day of any period of four consecutive fiscal quarters, referred to as a Reference Period, ending prior to the closing of the Merger;

•	4.50 to 1.00 for the Reference Periods ending on the last day of the fiscal quarter in which the Merger closed and on the last day of the next two succeeding fiscal quarters;

•	4.25 to 1.00 for the Reference Periods ending on the last day of the next three succeeding quarters;

•	3.75 to 1.00 for the Reference Periods ending on the last day of the next three succeeding quarters; and

•	3.50 to 1.00 thereafter.

The Credit Agreement provides that the consolidated interest coverage ratio for any Reference Period ending on the last day of a fiscal quarter may not be less than 4.00 to 1.00.

The original maturity date of the Credit Agreement was December 18, 2019. Pursuant to the maturity date extension provision of the Credit Agreement, the requisite lenders agreed, in October 2015 and upon RAI’s request, to extend the maturity date of the Credit Agreement by 12 months, to December 18, 2020. In connection with such extension, (1) a portion ($35 million) of one lender’s commitment under the Credit Agreement was reduced, and reallocated among certain other lenders party to the Credit Agreement, and (2) the aggregate letter of credit commitments under the Credit Agreement were reduced from $200 million to $100 million. Subject to the terms and conditions stated therein, the maturity date of the Credit Agreement may be extended further, upon the request of RAI and with the consent of the requisite lenders, an additional 12 months to December 18, 2021. The Credit Agreement contains customary events of default, including upon a change in control (as defined therein), which could result in the acceleration of all amounts and cancellation of all commitments outstanding under the Credit Agreement.

The lenders’ obligations under the Credit Agreement to fund borrowings are subject to the accuracy of RAI’s representations and warranties and the absence of any default, provided, however, that the accuracy of RAI’s representation as to the absence of any material adverse effect (as defined in the Credit Agreement) is not a condition to borrowing for the purpose of refinancing maturing commercial paper.

Under the terms of the Credit Agreement, RAI is required to pay a facility fee of between 0.100% and 0.275%, based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, per annum on the lender commitments in respect of the revolving credit facility thereunder.

Borrowings under the Credit Agreement bear interest, at the option of RAI, at a rate equal to an applicable margin based generally on the ratings of RAI’s senior, unsecured, long-term indebtedness, plus:

•	the alternate base rate, which is the higher of (1) the federal funds effective rate from time to time plus 0.5%, (2) the prime rate and (3) the reserve adjusted eurodollar rate for a one month interest period plus 1%; or

•	the eurodollar rate, which is the reserve adjusted rate at which eurodollar deposits for one, two, three or six months are offered in the interbank eurodollar market.

Overdue principal outstanding under the revolving credit facility under the Credit Agreement bears interest at a rate equal to the rate then in effect with respect to such borrowings, plus 2.0% per annum. Any amount besides principal that becomes overdue bears interest at a rate equal to 2.0% per annum in excess of the rate of interest applicable to base rate loans.

Certain of RAI’s subsidiaries, including its Material Subsidiaries, have guaranteed, on an unsecured basis, RAI’s obligations under the Credit Agreement. Under the Credit Agreement, any new Material Subsidiary of RAI must be added as a guarantor of the Credit Agreement. On August 31, 2015, Lorillard Licensing Company LLC (which became an indirect wholly owned subsidiary of RAI as a result of the Merger), referred to as Lorillard Licensing, entered into a Joinder Agreement to the Subsidiary Guarantee for the purpose of adding Lorillard Licensing as a guarantor under the Credit Agreement.

In 2015, RAI borrowed and repaid $1.4 billion under the Credit Agreement at an average interest rate of 1.37%. As of December 31, 2015, there were no outstanding borrowings and $8 million of letters of credit outstanding under the Credit Agreement.

Bridge Facility

In September 2014, RAI entered into a bridge credit agreement, referred to as the Bridge Facility, with a syndicate of lenders, providing for a 364-day senior unsecured term loan in the aggregate principal amount of up to $9 billion. The Bridge Facility was available for the purpose of financing a portion of the Merger Consideration. As described below in note 12, RAI issued notes, in lieu of borrowing any funds under the Bridge Facility, to finance part of the cash portion of the Merger Consideration. By its terms, the Bridge Facility terminated on June 12, 2015. All associated fees were fully amortized by June 30, 2015. Amortization and fees related to the Bridge Facility were $48 million and $39 million for the years ended December 31, 2015 and 2014, respectively, and were included in interest and debt expense.

Note 12 — Long-Term Debt

New Notes

On June 12, 2015, RAI completed an underwritten public offering of $9.0 billion aggregate principal amount of its senior notes, consisting of $1.25 billion aggregate principal amount of 2.30% Senior Notes due 2018, $1.25 billion aggregate principal amount of 3.25% Senior Notes due 2020, $1.0 billion aggregate principal amount of 4.00% Senior Notes due 2022, $2.5 billion aggregate principal amount of 4.45% Senior Notes due 2025, $750 million aggregate principal amount of 5.70% Senior Notes due 2035 and $2.25 billion aggregate principal amount of 5.85% Senior Notes due 2045. The foregoing RAI notes are collectively referred to as the New Notes. The proceeds from the offering of the New Notes were used to fund part of the cash portion of the Merger Consideration, the unpaid fees and expenses incurred in connection with the Merger and related transactions contemplated by the Merger Agreement, and the payment of certain Lorillard equity awards and certain change of control payments, also as contemplated by the Merger Agreement.

The New Notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by certain of RAI’s subsidiaries, including its material domestic subsidiaries, which are the same guarantors that guarantee its other outstanding senior notes and its Credit Agreement. The indenture, referred to as the 2006 indenture, under which RAI’s outstanding notes, including the New Notes, which was issued requires that a new guarantor of the Credit Agreement be added as a guarantor of the 2006 indenture and the debt securities issued thereunder. As a result, effective September 2, 2015, Lorillard Licensing entered into a supplemental indenture to the 2006 indenture for the purpose of adding Lorillard Licensing as a guarantor of the 2006 indenture and the debt securities issued thereunder. Any guarantor that is released from its guarantee under the Credit Agreement, or any replacement or refinancing thereof, also will be released automatically from its guarantee of the New Notes and RAI’s other outstanding notes. RAI may redeem the New Notes in whole or in part at any time at the applicable redemption price. If RAI experiences specific kinds of changes of control, accompanied by a certain credit ratings downgrade of any series of New Notes, RAI must offer to repurchase such series.

Lorillard Tobacco Notes

Immediately prior to the Merger, Lorillard Tobacco had outstanding an aggregate of $3.5 billion in principal amount of senior unsecured notes in seven series, referred to as the Lorillard Tobacco Notes, all of which were guaranteed by Lorillard. In connection with the Lorillard Tobacco Merger, RJR Tobacco assumed Lorillard Tobacco’s obligations under the Lorillard Tobacco Notes and the indenture governing the Lorillard Tobacco Notes, referred to as the Lorillard Tobacco Indenture, and RJR assumed Lorillard’s obligations as guarantor under the Lorillard Tobacco Notes and the Lorillard Tobacco Indenture.

Exchange Offers and Consent Solicitations

On June 11, 2015, RAI commenced (1) private offers to exchange, referred to as the Exchange Offers, any and all (to the extent held by eligible holders) of the Lorillard Tobacco Notes for a series of new RAI senior notes, referred to as the Exchange Notes, having the same interest payment and maturity dates and interest rate provisions as the corresponding series of Lorillard Tobacco Notes, and (2) related consent solicitations, referred to as the Consent Solicitations, of the eligible holders of each series of Lorillard Tobacco Notes to amend the Lorillard Tobacco Indenture, with such amendments referred to as the Indenture Amendments.

The Exchange Offers and Consent Solicitations expired on July 10, 2015, referred to as the Expiration Date. Eligible holders who validly tendered, and did not validly withdraw, their Lorillard Tobacco Notes in the Exchange Offers (and thereby gave, and did not validly revoke, their consents to the Indenture Amendments) received, upon settlement of the Exchange Offers and Consent Solicitations on July 15, 2015, Exchange Notes in the same principal amount as the Lorillard Tobacco Notes tendered therefor plus a consent payment of $2.50 per $1,000 principal amount of Lorillard Tobacco Notes tendered. The following table sets forth, as of the Expiration Date, the principal amounts of each series of Lorillard Tobacco Notes that (1) had been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked) and (2) were not tendered in the Exchange Offers:

Series of Lorillard Tobacco Notes	Principal Amount of Lorillard Tobacco Notes Outstanding Prior to Exchange Offers	Principal Amount of Lorillard Tobacco Notes Tendered in Exchange Offers	Principal Amount of Lorillard Tobacco Notes Not Tendered in Exchange Offers
2.300% notes due 2017	$500	$447	$53
3.500% notes due 2016	500	415	85
3.750% notes due 2023	500	474	26
6.875% notes due 2020	750	641	109
7.000% notes due 2041	250	240	10
8.125% notes due 2019	750	669	81
8.125% notes due 2040	250	237	13

	$3,500	$3,123	$377

RJR Tobacco remains the principal obligor of the Lorillard Tobacco Notes that were not tendered in the Exchange Offers, and currently RAI and RJR are the guarantors of such notes. The Exchange Notes are the principal obligations of RAI and are guaranteed by the same guarantors as RAI’s other outstanding senior notes, including the New Notes. Unlike RAI’s outstanding senior notes, including the New Notes and Exchange Notes, the Lorillard Tobacco Notes (with a limited exception for the 3.75% Lorillard Tobacco Notes due 2023) are not redeemable at the option of the issuer prior to maturity.

The Exchange Notes were issued in a private offering exempt from, or not subject to, the registration requirements of the federal securities laws. RAI entered into a registration rights agreement, however, upon the settlement of the Exchange Offers, pursuant to which RAI agreed, among other things, to offer to exchange the Exchange Notes for materially identical notes registered under the Securities Act of 1933, referred to as the 1933 Act. In order to satisfy its obligations under such registration rights agreement, on November 18, 2015, RAI commenced registered offers to exchange any and all (to the extent held by eligible holders) of the Exchange Notes for its newly issued notes registered under the 1933 Act, referred to as the Registered Notes. On December 23, 2015, RAI completed the foregoing registered exchange offers and, of the total aggregate principal amount of Exchange Notes outstanding, 99.7% were exchanged for Registered Notes. Each series of Registered Notes is substantially identical to the Exchange Notes of the corresponding series, except that the Registered Notes are registered under the 1933 Act and do not bear any legends restricting transfer, and except that the registration rights and certain additional interest provisions pertaining to the Exchange Notes do not apply to the Registered Notes. The Registered Notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by the same RAI subsidiaries that guarantee RAI’s other outstanding senior notes and its Credit Agreement. Any guarantor that is released from its guarantee under the Credit Agreement, or any replacement or refinancing thereof, also will be released automatically from its guarantee of the Registered Notes and RAI’s other outstanding notes. RAI may redeem the Registered Notes, in whole or in part, at any time at the applicable redemption price. If RAI experiences specific kinds of change of control, accompanied by a certain credit rating downgrade of any series of Registered Notes, RAI must offer to repurchase such series.

In addition, in connection with the Consent Solicitations, RAI received the requisite number of consents to adopt the Indenture Amendments, which became operative on the July 15, 2015, settlement date, with respect to each of the seven series of Lorillard Tobacco Notes. The Indenture Amendments:

•	eliminated substantially all of the restrictive covenants and a bankruptcy event of default for the issuer and the guarantor of the Lorillard Tobacco Notes under the Lorillard Tobacco Indenture;

•	eliminated the requirement under the Lorillard Tobacco Indenture that the guarantor of the Lorillard Tobacco Notes continue to provide holders of the Lorillard Tobacco Notes with financial statements and other financial information similar to that provided in periodic reports under the Securities Exchange Act of 1934 when it is not subject to such reporting requirements; and

•	relieved the issuer of the Lorillard Tobacco Notes of the requirement (if any) under the Lorillard Tobacco Indenture that the issuer offer to repurchase the Lorillard Tobacco Notes upon certain change of control events combined with certain credit ratings events to the extent such change of control events relate to, arise out of or are undertaken in connection with the Merger or the Lorillard Tobacco Merger.

RAI and RJR Tobacco Total Long-Term Debt

RAI’s long-term debt, net of discounts and including adjustments associated with interest rate swaps of $25 million and $48 million as of December 31, 2015, and December 31, 2014, respectively, and adjustments to fair value of $323 million as of December 31, 2015, is below. RJR Tobacco’s long-term debt, including adjustments to fair value of $36 million as of December 31, 2015, is below.

	2015	2014
RAI
2.300% notes due 2017	$450	$—
2.300% notes due 2018	1,250	—
3.250% notes due 2020	1,250	—
3.250% notes due 2022	1,099	1,099
3.750% notes due 2023	461	—
4.000% notes due 2022	999	—
4.450% notes due 2025	2,493	—
4.750% notes due 2042	992	992
4.850% notes due 2023	549	550
5.700% notes due 2035	747	—
5.850% notes due 2045	2,238	—
6.150% notes due 2043	548	547
6.750% notes due 2017	729	747
6.875% notes due 2020	735	—
7.000% notes due 2041	287	—
7.250% notes due 2037	448	448
7.750% notes due 2018	250	250
8.125% notes due 2019*	781	—
8.125% notes due 2040	308	—

Total RAI long-term debt	$16,614	$4,633

RJR Tobacco
2.300% notes due 2017	53	—
3.750% notes due 2023	26	—
6.875% notes due 2020	124	—
7.000% notes due 2041	12	—
8.125% notes due 2019*	95	—
8.125% notes due 2040	17	—

Total RJR Tobacco long-term debt	$327	$—

Total long-term debt (less current maturities)	$16,941	$4,633
Current maturities of long-term debt	506	450

	$17,447	$5,083

*	The interest rate payable on these notes generally is subject to adjustment from time to time (as detailed in the form of these notes) based upon the credit rating assigned to these notes, provided that in no event will (1) the interest rate for these notes be reduced below 8.125% or (2) the total increase in the interest rate on these notes exceed 2.0% above 8.125%.

As of December 31, 2015, the maturities of RAI’s and RJR Tobacco’s notes, net of discounts, were as follows:

Year	RAI	RJR Tobacco	Amount
2016	$415	$85	$500
2017	1,147	53	1,200
2018	1,500	—	1,500
2019	669	81	750
2020	1,891	109	2,000
2022 and thereafter	11,064	49	11,113

	$16,686	$377	$17,063

In September 2013, RAI completed the sale of $1.1 billion in aggregate principal amount of senior notes, consisting of $550 million 4.85% notes due September 15, 2023, and $550 million 6.15% notes due September 15, 2043. Interest on these notes is paid semi-annually.

In September 2013, RAI called for the redemption of the $200 million outstanding principal amount of its 7.30% notes due in 2015, and the $775 million outstanding principal amount of its 7.625% notes due in 2016. A loss of $124 million on the early extinguishment, which includes $35 million of the unamortized portion of the interest rate swap agreements associated with the 7.625% notes, was included in other (income) expense, net in the consolidated statements of income for the year ended December 31, 2013.

On June 12, 2015, RJR Tobacco assumed the interest rate swap agreements associated with the 8.125% Lorillard Tobacco Notes due in 2019. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges at the date of the Merger. Under the swap agreements, RJR Tobacco receives a fixed rate settlement and pays a variable rate settlement with the difference recorded in interest expense.

For derivatives designated as fair value hedges, which relate entirely to hedges of long-term debt, changes in the fair value of the derivatives are recorded in other assets or other liabilities with an offsetting adjustment to the carrying amount of the hedged debt. Any temporary differences in the change in the fair value of the derivatives relative to the change in the fair value of the hedged debt are recorded in other (income) expense, net. At December 31, 2015, the adjusted carrying amount of the hedged debt was $876 million. The fair value hedge included in other assets and deferred charges in the consolidated balance sheet was $53 million.

See note 2 for additional information on the Merger, note 3 for additional information on interest rate management and note 22 for subsequent events.

Note 13 — Commitments and Contingencies

Tobacco Litigation — General

Introduction

Various legal proceedings or claims, including litigation claiming that cancer and other diseases, as well as addiction, have resulted from the use of, or exposure to, RAI’s operating subsidiaries’ products, are pending or may be instituted against RJR Tobacco (including as successor by merger to Lorillard Tobacco, as detailed below), American Snuff Co., SFNTC, or RJR Vapor or their affiliates, including RAI, RJR, Lorillard or indemnitees, including B&W, sometimes collectively referred to as Reynolds Defendants. These pending legal proceedings include claims relating to cigarette products (and e-cigarettes) manufactured by RJR Tobacco, Lorillard Tobacco or certain of their affiliates or indemnitees, as well as claims relating to smokeless tobacco products manufactured by American Snuff Co. A discussion of the legal proceedings relating to cigarette products (and e-cigarettes) is set forth below under the heading “— Litigation Affecting the Cigarette Industry.” All of the references under that heading to tobacco-related litigation, smoking and health litigation and other similar references are references to legal proceedings relating to cigarette products or e-cigarettes, as the case may be, and are not references to legal proceedings involving smokeless tobacco products, and case numbers under that heading include only cases involving cigarette products and e-cigarettes. The legal proceedings relating to the smokeless tobacco products manufactured by American Snuff Co. are discussed separately under the heading “— Smokeless Tobacco Litigation” below.

In connection with the B&W business combination, RJR Tobacco has agreed to indemnify B&W and its affiliates, including its indirect parent, BAT, against certain liabilities, costs and expenses incurred by

B&W or its affiliates arising out of the U.S. cigarette and tobacco business of B&W. As a result of this indemnity, RJR Tobacco has assumed the defense of pending B&W-specific tobacco-related litigation, has paid the judgments and costs related to certain pre-business combination tobacco-related litigation of B&W, and has posted bonds on behalf of B&W, where necessary, in connection with cases decided since the B&W business combination. In connection with the Merger and Divestiture, as applicable, RAI and RJR Tobacco undertook certain indemnification obligations. See “— Other Contingencies - Imperial Sub Indemnity” and “— Other Contingencies - Loews Indemnity” below. In addition, in connection with the sale of the non-U.S. operations and business of the NATURAL AMERICAN SPIRIT brand, the Sellers have agreed to indemnify the buyer for certain claims. See “— Other Contingencies - JTI Indemnities” below.

On June 12, 2015, Lorillard Tobacco was merged with and into RJR Tobacco, with RJR Tobacco as the surviving entity and Lorillard Tobacco ceasing to exist. As a consequence of the Lorillard Tobacco Merger, RJR Tobacco succeeded to Lorillard Tobacco’s liabilities, and RJR Tobacco assumed the defense of pending Lorillard Tobacco litigation and is responsible for paying judgments, paying costs, and posting bonds relating to Lorillard Tobacco’s litigation. Although Lorillard Tobacco no longer exists as a result of the Lorillard Tobacco Merger, it will remain as a named party in cases pending on the date of the Lorillard Tobacco Merger until courts grant motions to substitute RJR Tobacco for Lorillard Tobacco or the claims are dismissed.

Certain Terms and Phrases

Certain terms and phrases used in this disclosure may require some explanation. The term “judgment” or “final judgment” refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties. At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided. In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.

The term “damages” refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge. “Compensatory damages” are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted willfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded “punitive damages.” Although damages may be awarded at the trial court stage, a losing party generally may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond. The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by court or statute.

The term “per curiam” refers to an opinion entered by a court. In most cases, it is used to indicate that the opinion entered is a brief announcement of the court’s decision and is not accompanied by a written opinion.

The term “settlement” refers to certain types of cases in which cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, have agreed to resolve disputes with certain plaintiffs without resolving the case through trial. The principal terms of certain settlements entered into by RJR Tobacco, B&W and Lorillard Tobacco are explained below under “— Accounting for Tobacco-Related Litigation Contingencies.”

Theories of Recovery

The plaintiffs seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, medical monitoring and violations of state and federal antitrust laws. In certain of these cases, the plaintiffs claim that cigarette smoking exacerbated injuries caused by exposure to asbestos or, in the case of certain claims asserted against Lorillard Tobacco, that they were injured by exposure to asbestos-containing filters used in one cigarette brand for roughly four years before 1957, the latter cases referred to as Filter Cases.

The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, and injunctive and other equitable relief. Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even billions of dollars.

Defenses

The defenses raised by Reynolds Defendants and their affiliates and indemnitees include, where applicable and otherwise appropriate, preemption by the Federal Cigarette Labeling and Advertising Act of some or all claims arising after 1969, or by the Comprehensive Smokeless Tobacco Health Education Act for claims arising after 1986, the lack of any defect in the product, assumption of the risk, contributory or comparative fault, lack of proximate cause, remoteness, lack of standing, statutes of limitations or repose and others. RAI, RJR and Lorillard have asserted additional defenses, including jurisdictional defenses, in many of the cases in which they are named.

Accounting for Tobacco-Related Litigation Contingencies

In accordance with GAAP, RAI and its subsidiaries record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. For the reasons set forth below, RAI’s management continues to conclude that the loss of any particular pending smoking and health tobacco litigation claim against RJR Tobacco, Lorillard Tobacco or their affiliates or indemnitees, or the loss of any particular claim concerning the use of smokeless tobacco products against American Snuff Co., when viewed on an individual basis, is not probable, except for certain Engle Progeny cases noted below.

Reynolds Defendants believe that they have valid defenses to the smoking and health tobacco litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending smoking and health tobacco litigation that set forth and discuss a number of grounds and defenses that they and their counsel believe have a valid basis in law and fact. With the exception of the Engle Progeny cases described below, Reynolds Defendants continue to win the majority of smoking and health tobacco litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them, including Engle Progeny cases, continue to be dismissed at or before trial. Based on their experience in smoking and health tobacco litigation and the strength of the defenses available to them in such litigation, RJR Tobacco and its affiliates believe that their successful defense of smoking and health tobacco litigation in the past will continue in the future.

RAI’s consolidated balance sheet as of December 31, 2015, contains accruals for the following Engle Progeny cases: Hiott, Starr-Blundell, Clayton, Ward, Hallgren, Cohen, Sikes, Thibault, Buonomo, Taylor and Ballard. RJR Tobacco paid approximately $4.9 million in satisfaction of the judgment in Taylor on January 19, 2016. Other accruals include an amount for the estimated costs of the corrective communications in the U.S. Department of Justice case and an amount for the settlement of the Sateriale case, discussed below. As other cases proceed through the appellate process, RAI will evaluate the need for further accruals on an individual case-by-case basis if an unfavorable outcome becomes probable and the amount can be reasonably estimated.

It is the policy of RJR Tobacco and its affiliates to defend tobacco-related litigation claims vigorously; generally, RJR Tobacco and its affiliates and indemnitees do not settle such claims. However, RJR Tobacco and its affiliates may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. Exceptions to this general approach include actions taken pursuant to “offer of judgment” statutes, as described below in “— Litigation Affecting the Cigarette Industry—Overview,” and Filter Cases, as described below in “— Litigation Affecting the Cigarette Industry—Filter Cases,” as well as other historical examples discussed below.

With respect to smoking and health tobacco litigation claims, the only significant settlements reached by RJR Tobacco, Lorillard Tobacco and B&W involved:

•	the State Settlement Agreements and the funding by various tobacco companies of a $5.2 billion trust fund contemplated by the MSA to benefit tobacco growers;

•	the original Broin flight attendant case discussed below under “— Litigation Affecting the Cigarette Industry — Broin II Cases,” and

•	most of the Engle Progeny cases pending in federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases.

The circumstances surrounding the State Settlement Agreements and the funding of a trust fund to benefit the tobacco growers are readily distinguishable from the current categories of smoking and health cases involving Reynolds Defendants. The claims underlying the State Settlement Agreements were brought on behalf of the states to recover funds paid for health care and medical and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. The State Settlement Agreements settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and contain releases of various additional present and future claims. In accordance with the MSA, various tobacco companies agreed to fund a $5.2 billion trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers. A discussion of the State Settlement Agreements, and a table depicting the related payment schedule, is set forth below under “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases.”

The states were a unique set of plaintiffs and are not involved in any of the smoking and health cases remaining against RJR Tobacco, Lorillard Tobacco or their affiliates and indemnitees. Although certain Reynolds Defendants continue to be defendants in health-care cost recovery cases similar in theory to the state cases but involving other plaintiffs, such as Native American tribes and foreign governments, the vast majority of such cases have been dismissed on legal grounds. RJR Tobacco and its affiliates, including RAI, believe that the same legal principles that have resulted in dismissal of health-care cost recovery cases either at the trial court level or on appeal should compel dismissal of the similar pending cases.

As with claims that were resolved by the State Settlement Agreements, the other cases settled by RJR Tobacco can be distinguished from existing cases pending against RJR Tobacco, Lorillard Tobacco and their affiliates and indemnitees. The original Broin case, discussed below under “— Litigation Affecting the Cigarette Industry — Broin II Cases,” was settled in the middle of trial during negotiations concerning a possible nation-wide settlement of claims similar to those underlying the State Settlement Agreements.

The federal Engle Progeny cases likewise presented exceptional circumstances not present in the state Engle Progeny cases or elsewhere. All of the federal Engle Progeny cases subject to the settlement were pending in the same court, coordinated by the same judge, and involved the same sets of plaintiffs’ lawyers. Moreover, RJR Tobacco settled only after the docket was reduced by approximately 90%. A discussion of the Engle Progeny cases and the settlement of the federal Engle Progeny cases is set forth below under “— Litigation Affecting the Cigarette Industry - Engle and Engle Progeny Cases.”

In 2010, RJR Tobacco entered into a comprehensive agreement with the Canadian federal, provincial and territorial governments, which resolved all civil claims related to the movement of contraband tobacco products in Canada during the period 1985 through 1999 that the Canadian governments could assert against RJR Tobacco and its affiliates. These claims were separate from any smoking and health tobacco litigation.

Also, in 2004, RJR Tobacco and B&W separately settled the antitrust case DeLoach v. Philip Morris Cos., Inc., which was brought by a unique class of plaintiffs: a class of all tobacco growers and tobacco allotment holders. The plaintiffs asserted that the defendants conspired to fix the price of tobacco leaf and to destroy the federal government’s tobacco quota and price support program. Despite legal defenses they believed to be valid, RJR Tobacco and B&W separately settled this case to avoid a long and contentious trial with the tobacco growers. The DeLoach case and an antitrust case previously pending against RJR Tobacco and B&W involved different types of plaintiffs and different theories of recovery under the antitrust laws than the smoking and health cases pending against RJR Tobacco, Lorillard Tobacco and their affiliates and indemnitees.

Finally, as discussed under “— Litigation Affecting the Cigarette Industry — State Settlement Agreements—Enforcement and Validity; Adjustments,” RJR Tobacco, B&W and Lorillard Tobacco each has settled certain cases brought by states concerning the enforcement of State Settlement Agreements. Despite legal defenses believed to be valid, these cases were settled to avoid further contentious litigation with the states involved. These enforcement actions involve alleged breaches of State Settlement Agreements based on specific actions taken by particular defendants. Accordingly, any future enforcement actions involving State Settlement Agreements will be reviewed by RJR Tobacco on the merits and should not be affected by the settlement of prior enforcement cases.

American Snuff Co. also believes that it has valid defenses to the smokeless tobacco products litigation against it. American Snuff Co. asserted and will continue to assert some or all of these defenses in each case at the time and in the manner deemed appropriate by American Snuff Co. and its counsel. No verdict or judgment has been returned or entered against American Snuff Co. on any claim for personal injuries allegedly resulting from the use of smokeless tobacco products. American

Snuff Co. intends to defend vigorously all smokeless tobacco litigation claims asserted against it. No liability for pending smokeless tobacco litigation was recorded in RAI’s consolidated balance sheet as of December 31, 2015.

Cautionary Statement

Even though RAI’s management continues to believe that the loss of particular pending smoking and health tobacco litigation claims against Reynolds Defendants, or the loss of any particular case concerning the use of smokeless tobacco against American Snuff Co., when viewed on an individual case-by-case basis, is not probable or estimable (except for certain Engle Progeny cases described below), the possibility of material losses related to such litigation is more than remote. Litigation is subject to many uncertainties, and generally, it is not possible to predict the outcome of any particular litigation pending against Reynolds Defendants, or to reasonably estimate the amount or range of any possible loss.

Although RAI and its subsidiaries believe that they have valid bases for appeals of adverse verdicts in their pending cases and valid defenses to all actions and intend to defend them vigorously as described above, it is possible that there could be further adverse developments in pending cases, and that additional cases could be decided unfavorably against Reynolds Defendants. Determinations of liability or adverse rulings in such cases or in similar cases involving other cigarette manufacturers as defendants, even if such judgments are not final, could have a material adverse effect on the litigation against Reynolds Defendants and could encourage the commencement of additional tobacco-related litigation. Reynolds Defendants also may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. In addition, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation.

Although it is impossible to predict the outcome of such events on pending litigation and the rate new lawsuits may be filed against Reynolds Defendants, a significant increase in litigation or in adverse outcomes for tobacco defendants, or difficulties in obtaining the bonding required to stay execution of judgments on appeal, could have a material adverse effect on any or all of these entities. Moreover, notwithstanding the quality of defenses available to Reynolds Defendants in litigation matters, it is possible that RAI’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending litigation matters or future claims against Reynolds Defendants.

Similarly, smokeless tobacco litigation is subject to many uncertainties. Notwithstanding the quality of defenses available to American Snuff Co., it is possible that RAI’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending litigation matters against American Snuff Co.

Litigation Affecting the Cigarette Industry

Overview

Introduction. In connection with the B&W business combination, RJR Tobacco agreed to indemnify B&W and its affiliates against, among other things, certain litigation liabilities, costs and expenses incurred by B&W or its affiliates arising out of the U.S. cigarette and tobacco business of B&W. Also, as a result of the Lorillard Tobacco Merger, Lorillard Tobacco was merged into RJR Tobacco with RJR Tobacco being the surviving entity, Lorillard Tobacco ceasing to exist, and RJR Tobacco succeeding to Lorillard Tobacco’s liabilities, including Lorillard Tobacco’s litigation liabilities, costs and expenses. The cases discussed below include cases brought against RJR Tobacco, Lorillard Tobacco and their affiliates and indemnitees, including RAI, RJR, B&W and Lorillard. Also discussed are cases brought against SFNTC and RJR Vapor.

During the fourth quarter of 2015, 28 tobacco-related cases were served against Reynolds Defendants. On December 31, 2015, there were 268 cases pending against Reynolds Defendants: 251 in the United States and 17 in Canada, as compared with 177 total cases on December 31, 2014. The U.S. case number does not include the approximately 564 individual smoker cases pending in West Virginia state court as a consolidated action, 3,111 Engle Progeny cases, involving approximately 4,046 individual plaintiffs, and 2,499 Broin II cases, pending in the United States against RJR Tobacco, Lorillard Tobacco or their affiliates or indemnitees. Of the U.S. cases pending on December 31, 2015, 24 are pending in federal court, 226 in state court and 1 in tribal court, primarily in the following states: Maryland (43 cases); Illinois (35 cases); Florida (30 cases); New York (24 cases); Missouri (19 cases); Delaware (14 cases); and California (12 cases).

The following table lists the categories of the U.S. tobacco-related cases pending against Reynolds Defendants as of December 31, 2015, compared with the number of cases pending against Reynolds Defendants as of September 30, 2015, as reported in RAI’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2015, filed with the SEC on October 27, 2015, and a cross-reference to the discussion of each case type.

Case Type	U.S. Case Numbers as of December 31, 2015	Change in Number of Cases Since September 30, 2015 Increase/(Decrease)
Individual Smoking and Health	118	No change
West Virginia IPIC (Number of Plaintiffs)*	1 (approx. 564)	(3)
Engle Prosenv (Number of Plaintiffs)**	3,111 (approx. 4,046)	(462)(494)
Broin II	2,499	(41)
Class Action	28	4
Filter Cases	64	1
Health-Care Cost Recovery	2	No change
State Settlement Agreements—Enforcement and Validity; Adjustments	27	No change
Other Litigation and Developments	11	1

*	Includes as one case the approximately 564 cases pending as a consolidated action In Re: Tobacco Litigation Individual Personal Injury Cases, sometimes referred to as West Virginia IPIC cases, described below. The West Virginia IPIC cases have been separated from the Individual Smoking and Health cases for reporting purposes.

**	The Engle Progeny cases have been separated from the Individual Smoking and Health cases for reporting purposes. The number of cases has decreased as the result of many of the federal and state court cases being dismissed or duplicate actions being consolidated.

The following cases against RJR Tobacco, B&W and Lorillard Tobacco have attracted significant attention: the Florida state court class-action case, Engle v. R. J. Reynolds Tobacco Co. and the related Engle Progeny cases; and the case brought by the U.S. Department of Justice under the federal Racketeer Influenced and Corrupt Organizations Act, referred to as RICO.

In 2000, a jury in Engle v. Liggett Group, a class action brought against the major U.S. cigarette manufacturers by Florida smokers allegedly harmed by their addiction to nicotine, rendered a $145 billion punitive damages verdict in favor of the class. In 2006, the Florida Supreme Court set aside that award, prospectively decertified the class, and preserved several of the Engle jury findings for use in subsequent individual actions to be filed within one year of its decision. The preserved findings include jury determinations that smoking causes various diseases, that nicotine is addictive, and that each defendant sold cigarettes that were defective and unreasonably dangerous, committed unspecified acts of negligence and individually and jointly concealed unspecified information about the health risks of smoking.

In the wake of Engle, thousands of individual progeny actions were filed in federal and state courts in Florida against the major tobacco companies, including RJR Tobacco, B&W, Lorillard Tobacco and Philip Morris USA Inc. Such actions are commonly referred to as “Engle Progeny” cases. As of December 31, 2015, 27 Engle Progeny cases were pending in federal court, and 3,084 of them were pending in state court. These cases include approximately 4,046 plaintiffs. In addition, as of December 31, 2015, RJR Tobacco was aware of 9 additional Engle Progeny cases that had been filed but not served. One hundred eight Engle Progeny cases have been tried in Florida state and federal courts since the beginning of 2013, and numerous state court trials are scheduled for 2016. The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an “offer of judgment,” referred to in Florida statutes as “proposals for settlement,” from RJR Tobacco, Lorillard Tobacco and/or RJR Tobacco’s affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves RJR Tobacco and Lorillard Tobacco’s right to recover attorneys’ fees under Florida law in the event of a verdict favorable to RJR Tobacco or Lorillard Tobacco. Such offers are sometimes made through court-ordered mediations.

During the first quarter of 2015, RJR Tobacco and Lorillard Tobacco, together with Philip Morris USA Inc., tentatively settled virtually all of the Engle Progeny cases then pending against them in federal district court. The total amount of the settlement was $100 million divided as follows: RJR Tobacco - $42.5 million; Philip Morris USA Inc. - $42.5 million; and Lorillard Tobacco - $15 million. The settlement, which received final approval from the court on November 6, 2015, covers more than 400 federal progeny cases but does not cover 12 federal progeny cases previously tried to verdict and currently pending on post-trial motions or appeal; one federal progeny case pending as of December 31, 2015, involving pro se plaintiffs unrepresented by counsel; and two federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs. On August 3, 2015, RJR Tobacco and Philip Morris USA Inc. removed 33 cases from state court to the federal courts in Florida. These cases also are not part of the settlement described above, and were remanded back to state court on November 24, 2015. On October 22, 2015, RJR Tobacco and Philip Morris USA Inc. removed an additional five cases to federal court and, on January 4, 2016, removed a sixth case. At present, those cases remain in federal court. In March 2015, RJR Tobacco and Lorillard Tobacco paid their share of the settlement.

At the beginning of the Engle Progeny litigation, a central issue was the proper use of the preserved Engle findings. RJR Tobacco has argued that use of the Engle findings to establish individual elements of progeny claims (such as defect, negligence and concealment) is a violation of federal due process. In 2013, however, both the Florida Supreme Court and the U.S. Court of Appeals for the Eleventh Circuit, referred to as the Eleventh Circuit, rejected that argument. In addition to this global due process argument, RJR Tobacco and Lorillard Tobacco raise many other factual and legal defenses as appropriate in each case. These defenses may include, among other things, arguing that the plaintiff is not a proper member of the Engle class, that the plaintiff did not rely on any statements by any tobacco company, that the trial was conducted unfairly, that some or all claims are preempted or barred by applicable statutes of limitation, or that any injury was caused by the smoker’s own conduct. In Hess v. Philip Morris USA Inc. and Russo v. Philip Morris USA Inc., decided on April 2, 2015, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. The defendants’ motions for rehearing in each of these cases was denied in September 2015. On April 8, 2015, in Graham v. R. J. Reynolds Tobacco Co., the Eleventh Circuit held that federal law impliedly preempts use of the preserved Engle findings to establish claims for strict liability or negligence. On January 21, 2016, the plaintiff s motion for rehearing en banc was granted. A briefing schedule has not been entered. On January 6, 2016, in Marotta v. R. J. Reynolds Tobacco Co., the Fourth DCA disagreed with Graham and held that federal law does not impliedly preempt any tort claims against cigarette manufacturers, including those of Engle Progeny plaintiffs.

Thirty-five Engle Progeny cases that were tried have become final through December 31, 2015. These cases resulted in aggregate payments by RJR Tobacco or Lorillard Tobacco of $ 281.7 million ($ 214.9 million for compensatory and punitive damages and $ 66.8 million for attorneys’ fees and statutory interest). Based on RJR Tobacco’s evaluation, accruals for compensatory and punitive damages and attorneys’ fees and statutory interest for Hiott, Starr-Blundell, Clayton, Ward, Hallgren, Cohen, Sikes, Thibault, Buonomo, Taylor and Ballard were recorded in RAI’s consolidated balance sheet as of December 31, 2015. RJR Tobacco paid approximately $4.9 million in satisfaction of the judgment in Taylor on January 19, 2016. The following chart reflects the details of accrued compensatory and punitive damages related to Hiott, Starr-Blundell, Clayton, Cohen, Buonomo, Hallgren, Sikes, Thibault, Taylor and Ballard.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]	Punitive Damages	Appeal Status
Hiott	40%	0%	$730,000	$—	Florida Supreme Court declined to accept jurisdiction of the case; the deadline to file a petition for writ of certiorari with the U.S. Supreme Court is May 2, 2016.
Starr-Blundell	10%	0%	50,000	—	Notice to invoke jurisdiction of Florida Supreme Court pending; stayed pending resolution of Soffer V. R. J. Reynolds Tobacco CO.
Clayton	10%	0%	60,000	—	First DCA affirmed the judgment of the trial court, per curiam
Cohen	33%	0%	3,330,000	10,000,000	Remanded for partial new trial; Florida Supreme Court accepted jurisdiction of the case, quashed the decision being reviewed, and reinstated the jury verdict; deadline to file a petition for writ of certiorari with the U.S. Supreme Court is April 28, 2016.
Buonomo	78%	0%	4,060,000	25,000,000	Remanded for new trial; Florida Supreme Court accepted jurisdiction of the case, quashed the decision being reviewed, and reinstated the jury verdict; appeal of the reinstated punitive damages award pending in Fourth DCA
Hallgren	25%	0%	500,000	750,000	Florida Supreme Court declined to accept jurisdiction; deadline to file a petition for writ of certiorari with the U.S. Supreme Court is April 11, 2016
Sikes	51%	0%	3,520,000	2,000,000	Florida Supreme Court declined to accept jurisdiction of the case; deadline to file a petition for writ of certiorari with the U.S. Supreme Court is May 2, 2016.
Thibault	70%	0%	1,750,000	1,275,000	First DCA affirmed the judgment, per curiam; Florida Supreme Court declined to accept jurisdiction of the case; deadline to file a petition for writ of certiorari with the U.S. Supreme Court is May 2, 2016.
Ballard	55%	0%	5,000,000	—	Florida Supreme Court declined to accept jurisdiction; deadline to file a petition for writ of certiorari with the U.S. Supreme Court is February 19, 2016
Taylor	58%	0%	4,116,000	521,000	First DCA affirmed the judgment, per curiam; RJR Tobacco paid approximately $4.9 million in satisfaction of the judgment on January 19, 2016.

Totals			$23,116,000	$39,546,000

1	Compensatory damages are adjusted to reflect the reduction that may be required by the allocation of fault. Punitive damages are not adjusted and reflect the amount of the final judgment(s) signed by the trial court judge(s). The amounts listed above do not include attorneys’ fees or statutory interest of $18.5 million.

The following chart reflects verdicts in all other individual Engle Progeny cases, pending as of December 31, 2015, in which a verdict has been returned against RJR Tobacco or B&W or Lorillard Tobacco, or all three, and has not been set aside on appeal. No liability for any of these cases has been recorded in RAI’s consolidated balance sheet as of December 31, 2015. This chart does not include the mistrials or verdicts returned in favor of RJR Tobacco or B&W or Lorillard Tobacco, or all three.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]		Punitive Damages	Appeal Status
Putney	30%	0%	$—		$—	Reversed and remanded for further proceedings; Florida Supreme Court accepted jurisdiction; quashed the decision being reviewed and reinstated the verdict; Defendants’ motion for clarification pending.
Andy Allen	24%	0%	2,475,000		7,756,000	Reversed and remanded for new trial; new trial completed on November 26, 2014; pending - First DCA
Soffer	40%	0%	2,000,000		—	Pending - Florida Supreme Court
Ciccone	30%	0%	1,010,000		—	Pending - Florida Supreme Court
Calloway	27%	18%	16,100,000	[2]	—	Fourth DCA affirmed compensatory award (with instructions to reduce to reflect the smoker’s fault if plaintiff does not agree to new trial), set aside punitive damages, and remanded for partial new trial
Hancock	5%	0%	700		—	Fourth DCA affirmed, per curiam; Plaintiff did not seek further review
James Smith	55%	0%	600,000	[2]	20,000	Pending - Eleventh Circuit
Evers	60%	9%	2,036,000		12,360,000	Second DCA reinstated punitive damage award of $12.36 million the trial court had set aside; case remanded for further proceedings that could affect the amount of damages
Schoeff	75%	0%	7,875,000		—	Fourth DCA affirmed compensatory award, set aside punitive award, and remanded for further proceedings; notice to invoke the discretionary jurisdiction of Florida Supreme Court pending
Marotta	58%	0%	3,480,000		—	Fourth DCA affirmed; notice to invoke the discretionary jurisdiction of the Florida Supreme Court due February 22, 2016
Searcy	30%	0%	1,000,000	[2]	1,670,000	Pending - Eleventh Circuit
Earl Graham	20%	0%	550,000			Eleventh Circuit held that federal law impliedly preempts claims for strict liability and negligence based on the defect and negligence findings from Engle ; plaintiffs motion for rehearing was granted; briefing scheduled has not been entered
Skolnick	30%	0%	—		—	Fourth DCA set aside judgment and ordered a partial new trial
Grossman	75%	0%	15,350,000	[2]	22,500,000	Pending - Fourth DCA
Gafney	33%	33%	3,828,000		—	Pending - Fourth DCA
Cheeley	50%	0%	1,500,000		2,000,000	Fourth DCA affirmed judgment of trial court, per curiam; deadline to file motion for rehearing is February 12, 2016
Bowden	30%	0%	1,500,000		—	First DCA affirmed judgment of trial court, per curiam; deadline to file a motion for rehearing is February 17, 2016.
Burkhart	25%	10%	3,500,000	[2]	1,750,000	Pending - Eleventh Circuit
Bakst (Odom)	75%	0%	4,504,000		14,000,000	Pending - Fourth DCA
Robinson	71%	0%	16,900,000		16,900,000	Pending - First DCA
Harris	15%	10%	1,223,500	[2]	—	Post-trial motions are pending[3]
Wilcox	70%	0%	4,900,000		8,500,000	Pending - Third DCA

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Lorillard Tobacco Allocation of Fault	Compensatory Damages (as adjusted)[1]		Punitive Damages	Appeal Status
Irimi	15%	15%	—		—	DCA
Hubbird	50%	0%	3,000,000	[2]	25,000,000	Pending - Third DCA
Lourie	3%	7%	137,000		—	Pending - Second DCA
Kerrivan	31%	0%	6,046,660	[2]	9,600,000	Post-trial motions are pending[3]
Schleider	70%	0%	14,700,000	[2]	—	Pending - Third DCA
Perrotto	20%	6%	1,063,000		—	Post-trial motions are pending[3]
Ellen Gray	50%	0%	3,000,000		—	Post-trial motions are pending[3]
Sowers	50%	0%	2,130,000		—	Post-trial motions are pending[3]
Zamboni	30%	0%	102,000		—	Final judgment has not been entered
Pollari	43%	0%	4,250,000		1,500,000	Post-trial motions were denied; defendants filed a joint notice of appeal to the Fourth DCA on January 27, 2016
Gore	23%	0%	460,000		—	Pending - Fourth DCA
Ryan	65%	0%	21,500,000		25,000,000	Post-trial motions are pending[3]
Hardin	13%	0%	100,880		—	Post-trial motions are pending[3]
McCoy	25%	20%	670,000		6,000,000	Pending - Fourth DCA
Block	50%	0%	463,000		800,000	Pending - Fourth DCA
Lewis	25%	0%	187,500		—	Post-trial motions denied; final judgment has not been entered
Cooper	40%	0%	1,800,000			Post-trial motions were denied; Final judgment has not been entered
Duignan	30%	0%	2,690,000		2,500,000	Pending - Second DCA
O’Hara	85%	0%	14,700,000		20,000,000	Pending - First DCA
Marchese	22.5%	0%	500,000	[2]	250,000	Post-trial motion are pending[3]
Gordon	2%	0%	100		—	Plaintiff did not seek further review
Barbose	42.5%	0%	5,000,000		500,000	Post-trial motions were denied; final judgment has not been entered
Monroe	58%	0%	6,380,000		—	Post-trial motions are pending[3]
Ledoux	47%	0%	5,000,000		12,500,000	Post-trial motions are pending[3]
Ewing	2%	0%	4,800		—	Post-trial motions are due February 12, 2016

Totals			$184,217,140		$191,106,000

1	Unless otherwise noted, compensatory damages in these cases are adjusted to reflect the jury’s allocation of comparative fault. Punitive damages are not so adjusted. The amounts listed above do not include attorneys’ fees or statutory interest that may apply to the judgments and such fees and interest may be material.

2	The court did not apply comparative fault in the final judgment.

3	Should the pending post-trial motions be denied, RJR Tobacco will likely file a notice of appeal with the appropriate appellate court.

As of December 31, 2015, judgments in favor of the Engle Progeny plaintiffs have been entered and remain outstanding against RJR Tobacco or Lorillard Tobacco in the amount of $184,217,140 in compensatory damages (as adjusted) and in the amount of $191,106,000 in punitive damages, for a total of $375,323,140. All of these verdicts are at various stages in the post-trial or appellate process. RJR Tobacco continues to believe that RJR Tobacco and Lorillard Tobacco have valid defenses in these cases, including case-specific issues beyond the due process issue discussed above. It is the policy of RJR Tobacco and its affiliates to vigorously defend, as described in more detail above in “Accounting for Tobacco-Related Litigation Contingencies,” smoking and health claims, including all Engle Progeny cases.

Should RJR Tobacco or Lorillard Tobacco not prevail in any particular individual Engle Progeny case or determine that in any individual Engle Progeny case an unfavorable outcome has become probable and the amount can be reasonably estimated, a loss would be recognized, which could have a material adverse effect on the results of operations, cash flows and financial position of RAI in a particular quarter or year. This position on loss recognition for Engle Progeny cases as of December 31, 2015, is consistent with RAI’s and RJR Tobacco’s historic position on loss recognition for other smoking and health litigation. It is also the policy of RJR Tobacco to record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis.

In the U.S. Department of Justice case, brought in 1999 in the U.S. District Court for the District of Columbia, the government sought, among other forms of relief, the disgorgement of profits pursuant to the civil provisions of RICO. The U.S. Court of Appeals for the District of Columbia, referred to as the D.C. Circuit, ruled in 2005 that disgorgement is not an available remedy in the case. The bench trial ended in June 2005, and the court, in August 2006, issued its ruling that, among other things, found certain defendants, including RJR Tobacco, Lorillard Tobacco and B&W, liable for the RICO claims, imposed no direct financial penalties on the defendants, but ordered the defendants to make certain “corrective communications” in a variety of media and enjoined the defendants from using certain brand descriptors. Both sides appealed to the D.C. Circuit. In May 2009, the D.C. Circuit largely affirmed the findings against the tobacco company defendants and remanded the case to the trial court for further proceedings. The U.S. Supreme Court denied the parties’ petitions for writ of certiorari in June 2010. In June 2014, the district court issued an implementation order for the corrective-statements remedy. That order stays implementation until the exhaustion of the defendants’ appeal challenging the legality of the corrective statements. On May 22, 2015, the D.C. Circuit issued an opinion on the legality of the corrective statements, affirming them in part and reversing them in part. Additional remand proceedings remain ongoing.

For a detailed description of these cases, see “— Engle and Engle Progeny Cases” and “— Health-Care Cost Recovery Cases — U.S. Department of Justice Case” below.

In November 1998, the major U.S. cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, entered into the MSA with 46 U.S. states, Washington, D.C. and certain U.S. territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state. These State Settlement Agreements:

•	settled all health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions;

•	released the major U.S. cigarette manufacturers from various additional present and potential future claims;

•	imposed future payment obligations in perpetuity on RJR Tobacco, B&W, Lorillard Tobacco and other major U.S. cigarette manufacturers; and

•	placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products.

Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation. See “—Health-Care Cost Recovery Cases — State Settlement Agreements” below for a detailed discussion of the State Settlement Agreements, including RAI’s operating subsidiaries’ monetary obligations under these agreements. RJR Tobacco records the allocation of settlement charges as products are shipped.

Scheduled Trials. Trial schedules are subject to change, and many cases are dismissed before trial. There are 26 cases, exclusive of Engle Progeny cases, scheduled for trial as of December 31, 2015 through December 31, 2016, for RJR Tobacco, B&W, Lorillard Tobacco or their affiliates and indemnitees: one non-smoking and health case, one class action, three individual smoking and health cases and 21 Filter Cases. There are approximately 93 Engle Progeny cases against RJR Tobacco, B&W and/or Lorillard Tobacco set for trial through December 31, 2016, but it is not known how many of these cases will actually be tried.

Trial Results. From January 1, 2013 through December 31, 2015, 112 smoking and health, Engle Progeny and health-care cost recovery cases in which RJR Tobacco, B&W and/or Lorillard Tobacco were defendants were tried, including seven trials for cases where mistrials were declared in the original proceedings. Verdicts in favor of RJR Tobacco, B&W and Lorillard Tobacco and, in some cases, RJR Tobacco, B&W, Lorillard Tobacco and/or other defendants, were returned in 53 cases, including 12 mistrials, tried in Florida (52) and West Virginia (1). Verdicts in favor of the plaintiffs were returned in 53 cases tried in Florida, and 1 in California. Three cases in Florida were dismissed during trial. One case in Florida was a retrial only as to the amount of damages. In another case in Florida, the jury entered a partial verdict that did not include compensatory or punitive damages, and post-trial motions are pending.

In the fourth quarter of 2015, nine Engle Progeny cases in which RJR Tobacco and/or Lorillard Tobacco was a defendant were tried:

•	In Marchese v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 55% at fault, RJR Tobacco 22.5% at fault, and the remaining defendant 22.5% at fault, and awarded $1 million in compensatory damages. The jury also awarded $250,000 in punitive damages against each defendant.

•	In Gordon v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 98% at fault and RJR Tobacco 2% at fault, and awarded $5,000 in compensatory damages. Punitive damages were not awarded.

•	In Robertson v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco.

•	In Barbose v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 15% at fault, RJR Tobacco 42.5% at fault and the remaining defendant 42.5% at fault, and awarded $10 million in compensatory damages and $1 million in punitive damages against each defendant. The damages are to be split equally.

•	In Fanali v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco.

•	In Shulman v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants, including RJR Tobacco.

•	In Green v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco.

•	In Monroe v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 42% at fault and RJR Tobacco 58% at fault, and awarded $11 million in compensatory damages. No punitive damages were awarded.

•	In Ledoux v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 6% at fault, RJR Tobacco 47% at fault and the remaining defendant 47% at fault, and awarded $10 million in compensatory damages and $12.5 million in punitive damages against each defendant.

In addition, since the end of the fourth quarter of 2015, three other Engle Progeny cases, in which RJR Tobacco and/or Lorillard Tobacco were a defendant, were tried:

•	In Howles v. R. J. Reynolds Tobacco Co., the court declared a mistrial because the jury was unable to reach a unanimous verdict.

•	In Rounds v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco.

•	In Ewing v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent 98% at fault, RJR Tobacco 2% at fault and the remaining defendant 0% at fault, and awarded $240,000 in compensatory damages. Punitive damages were not awarded.

For a detailed description of the above-described cases, see “— Engle and Engle Progeny Cases” below.

In the fourth quarter of 2015, no non-Engle Progeny individual smoking and health cases, in which RJR Tobacco, B&W or Lorillard Tobacco was a defendant, were tried.

For information on the verdicts in the Engle Progeny cases that have been tried and remain pending as of December 31, 2015, in which verdicts have been returned against RJR Tobacco, Lorillard Tobacco or B&W, or all three, see the Engle Progeny cases charts above. The following chart reflects the verdicts in the non-Engle Progeny smoking and health cases, health-care cost recovery cases or Filter Cases that have been tried and remain pending as of December 31, 2015, in which verdicts have been returned against RJR Tobacco, B&W or Lorillard Tobacco, or all three.

Date of Verdict	Case Name/Type	Jurisdiction	Verdict
August 17, 2006	United States v. Philip Morris USA, Inc. [Governmental Health-Care Cost Recovery]	U.S. District Court, District of Columbia (Washington, DC)	RJR Tobacco, B&W and Lorillard Tobacco were found liable for civil RICO claims; were enjoined from using certain brand descriptors and from making certain misrepresentations; and were ordered to make corrective communications on five subjects, including smoking and health and addiction, to reimburse the U.S. Department of Justice appropriate costs associated with the lawsuit, and to maintain document web sites.
May 26, 2010	Izzarelli v. R. J. Reynolds Tobacco Co. [Individual]	U.S. District Court, District of Connecticut, (Bridgeport, CT)	$13.76 million in compensatory damages; 58% of fault assigned to RJR Tobacco, which reduced the award to $8.08 million against RJR Tobacco; $3.97 million in punitive damages.
September 13, 2013	DeLisle v. A. W. Chesterton Co. [Filter]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$8 million in compensatory damages; 44% of fault assigned to Lorillard Tobacco, which reduced the award to $3.52 million against Lorillard Tobacco.
July 30, 2014	Major v. Lorillard Tobacco Co. [Individual]	Superior Court, Los Angeles County, (Los Angeles, CA)	$17.74 million in compensatory damages; 17% of fault assigned to Lorillard Tobacco.
July 8, 2015	Larkin v. R. J. Reynolds Tobacco Co. [Individual]	Circuit Court, Miami-Dade County, (Miami, FL)	$4.96 million in compensatory damages; 62% of fault assigned to RJR Tobacco; $8.5 million in punitive damages.

For information on the post-trial status of individual smoking and health cases, the governmental health-care cost recovery case and the Filter Cases, see “— Individual Smoking and Health Cases,” “—Health-Care Cost Recovery Cases - U.S. Department of Justice Case,” and “— Filter Cases,” respectively, below.

Individual Smoking and Health Cases

As of December 31, 2015, 118 individual cases were pending in the United States against RJR Tobacco, B&W (as RJR Tobacco’s indemnitee), Lorillard Tobacco or all three. This category of cases includes smoking and health cases alleging personal injury brought by or on behalf of individual plaintiffs, but does not include the Broin II, Engle Progeny or West Virginia IPIC cases discussed below. A total of 117 of the individual cases are brought by or on behalf of individual smokers or their survivors, while the remaining case is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to environmental tobacco smoke, referred to as ETS.

Below is a description of the non-Engle Progeny individual smoking and health cases against RJR Tobacco, B&W or Lorillard Tobacco, or all three, which went to trial or were decided during the period from January 1, 2015 to December 31, 2015, or remained on appeal as of December 31, 2015.

On May 26, 2010, the jury returned a verdict in favor of the plaintiff in Izzarelli v. R. J. Reynolds Tobacco Co., a case filed in December 1999 in the U.S. District Court for the District of Connecticut. The plaintiff sought to recover damages for personal injuries allegedly sustained as a result of unsafe and unreasonably dangerous cigarette products and for economic losses she sustained as a result of supposed unfair trade practices. The district court granted summary judgment to RJR Tobacco on the plaintiff s claim for unfair trade practices. After a trial on the negligence and strict liability claims, the jury returned a verdict finding RJR Tobacco to be 58% at fault and the plaintiff to be 42% at fault, awarding $13.76 million in compensatory damages and finding the plaintiff to be entitled to punitive damages. In December 2010, the district court awarded the plaintiff $3.97 million in punitive damages. Final judgment was entered in December 2010, in the amount of $11.95 million. The district court granted the plaintiff’s motion for offer of judgment interest, and awarded the plaintiff $15.8 million for the period of December 6, 1999 up to and including December 5, 2010, and approximately $4,000 per day thereafter until an amended judgment was entered. The amended judgment was entered in the amount of approximately $28.1 million in March 2011. In September 2011, RJR Tobacco filed a notice of appeal in the U.S. Court of Appeals for the Second Circuit, referred to as the Second Circuit, and the plaintiff thereafter cross appealed with respect to the punitive damages award. In September 2013, the Second Circuit certified the following question to the Connecticut Supreme Court: “Does Comment i to section 402A of the Restatement (Second) of Torts preclude a suit premised on strict products liability against a cigarette manufacturer based on evidence that the defendant purposefully manufactured cigarettes to increase daily consumption without regard to the resultant increase in exposure to carcinogens, but in the absence of evidence of any adulteration or contamination?” Subsequently, the plaintiff moved in the Second Circuit to amend the certification order to add a second question to the Connecticut Supreme Court: “Does Comment i to section 402A of the Restatement (Second) of Torts preclude a claim under the [Connecticut Products Liability Act] against a cigarette manufacturer for negligence (in the design of its cigarette products)?” The Second Circuit denied the plaintiff s motion to amend. The Connecticut Supreme Court accepted the certified question and overruled the plaintiff s objection that sought to amend the certification order to add the same additional question that the plaintiff had proposed to the Second Circuit. Oral argument in the Connecticut Supreme Court occurred on April 22, 2015. A decision is pending. The Second Circuit has retained jurisdiction over the parties’ appeals and will decide the case after the Connecticut Supreme Court has completed its proceedings.

On June 19, 2013, in Whitney v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants, including RJR Tobacco. The case was filed in January 2011, in the Circuit Court, Alachua County, Florida. The plaintiff alleged that as a result of using the defendants’ products, she suffers from lung cancer and emphysema, and sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered in July 2013. The plaintiff filed a notice of appeal to the First DCA in August 2013. On December 5, 2014, the First DCA reversed the trial court’s directed verdict in favor of the defendants on the plaintiff s design defect claims, affirmed on all other issues, and remanded the case for a new trial. On February 26, 2015, the First DCA denied the defendants’ motion for panel rehearing, rehearing en banc, or certification to the Florida Supreme Court. The new trial has not been scheduled.

On July 30, 2014, in Major v. Lorillard Tobacco Co., a case filed in November 2011, in the Superior Court, Los Angeles County, California, the jury returned a verdict in favor of the plaintiff, found the plaintiff 50% at fault, Lorillard Tobacco 17% at fault, and RJR Tobacco and another manufacturer collectively 33% at fault. RJR Tobacco and the other manufacturer were dismissed prior to trial. The jury awarded approximately $17.74 million in compensatory damages. The plaintiffs alleged that as a result of the use of the defendants’ products and exposure to asbestos, the decedent, William Major, suffered from lung cancer, and sought an unspecified amount of damages. In August 2014, an initial final judgment was entered against Lorillard Tobacco in the amount of approximately $3.9 million. In November 2014, Lorillard Tobacco filed a notice of appeal to the California District Court of Appeal and posted a supersedeas bond in the amount of approximately $9 million. The plaintiff filed a notice of cross appeal in December 2014. On July 1, 2015, the trial court entered an amended final judgment in the amount of approximately $3.78 million in compensatory damages, approximately $135,000 in costs, approximately $1.9 million in prejudgment interest, and post-judgment interest from August 25, 2014 in the amount of approximately $1,100 per day. Lorillard Tobacco filed a notice of appeal from the amended final judgment, and the California District Court of Appeal ordered the appeals consolidated.

On October 15, 2015, RJR Tobacco filed a stipulation to substitute RJR Tobacco for Lorillard Tobacco, which was granted on October 20, 2015. A briefing schedule for the appeal has not been entered.

On July 8, 2015, in Larkin v. R. J. Reynolds Tobacco Co., a case filed in January 2002, in the Circuit Court, Miami-Dade County, Florida, the jury returned a verdict in favor of the plaintiff, found the decedent, Carole Larkin, 38% at fault, RJR Tobacco 62% at fault, and awarded approximately $4.96 million in compensatory damages and $8.5 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from mouth and lung cancer, and sought an unspecified amount of compensatory and punitive damages. Final judgment was entered in the amount of approximately $13.46 million on July 15, 2015. Post-trial motions are pending.

West Virginia IPIC

In re: Tobacco Litigation Individual Personal Injury Cases began in 1999, in West Virginia state court, as a series of roughly 1,200 individual plaintiff cases making claims with respect to cigarettes manufactured by Philip Morris USA Inc., Lorillard Tobacco, RJR Tobacco, B&W and The American Tobacco Company. The cases were consolidated for a Phase I trial on various defense conduct issues, to be followed in Phase II by individual trials of any claims left standing. Over the years, approximately 600 individual plaintiff claims were dismissed for failure to comply with the case management order, leaving 567 individual cases pending as of April 2013. On April 15, 2013, the Phase I jury trial began and ended with a virtually complete defense verdict on May 15, 2013. The jury found that cigarettes were not defectively designed, were not defective due to a failure to warn prior to July 1, 1969, that defendants were not negligent, did not breach warranties and did not engage in conduct which would warrant punitive damages. The only claim remaining after the verdict was the jury’s finding that all ventilated filter cigarettes manufactured and sold between 1964 and July 1, 1969 were defective for a failure to instruct. In November 2014, the West Virginia Supreme Court affirmed the verdict, issuing an opinion without oral argument. In January 2015, the plaintiffs’ petition for rehearing was denied. On June 8, 2015, the plaintiffs’ petition for writ of certiorari to the U.S. Supreme Court was denied. Also on June 8, 2015, the trial court ruled in favor of the defendants’ contention that there are only 30 plaintiffs remaining who arguably claim to have smoked a ventilated filter cigarette during the relevant period. The claims will be limited to compensatory damages only and will focus on whether the plaintiff actually blocked vents while smoking and, if so, whether such blocking is a proximate cause of the alleged injury. On October 9, 2015, the trial court outlined the procedures it will follow for resolving the claims of the 30 Phase II plaintiffs. Five cases have been selected to be the first claims tried, and they are scheduled to proceed to trial on May 1, 2017.

In addition to the foregoing claims, various plaintiffs in 1999 and 2000 asserted claims against retailers and distributors. Those claims were severed and stayed pending the outcome of Phase I. Also, 41 plaintiffs asserted smokeless tobacco claims against various smokeless manufacturers including American Snuff Co. Those claims were severed from IPIC in 2001, and the plaintiffs took no action to prosecute the claims. They have recently sought to activate those claims. The defendants will assert various defenses to all of these claims, including that all of the additional claims were either covered by the Phase I verdict or abandoned.

Engle and Engle Progeny Cases

Trial began in July 1998 in Engle v. R. J. Reynolds Tobacco Co., a class action filed in Circuit Court, Miami-Dade County, Florida. The Engle class consisted of Florida citizens and residents, and their survivors, who suffer from or have died from diseases or medical conditions caused by an addiction to smoking. The action was brought against the major U.S. cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco. In July 1999, the Engle jury found against RJR Tobacco, B&W, Lorillard Tobacco and the other defendants in the initial phase of the trial, which addressed alleged common issues related to the defendants’ conduct, general causation, the addictiveness of cigarettes, and potential entitlement to punitive damages.

On July 14, 2000, in the second phase of the trial, the jury returned a punitive damages verdict in favor of the class of approximately $145 billion, including verdicts of $36.3 billion against RJR Tobacco, $17.6 billion against B&W, and $16.3 billion against Lorillard Tobacco.

On appeal, the Florida Supreme Court prospectively decertified the class, and it set aside the punitive damages award as both premature and excessive. However, the court preserved a number of findings from Phase I of the trial, including findings that cigarettes can cause certain diseases, that nicotine is addictive, and that defendants placed defective cigarettes on the market, breached duties of care, and concealed health-related information about cigarettes. The court authorized former class members to file individual lawsuits within one year, and it stated that the preserved findings would have res judicata effect in those actions.

In the wake of the Florida Supreme Court ruling, thousands of individuals filed separate lawsuits seeking to benefit from the Engle findings. As of December 31, 2015, RJR Tobacco and/or Lorillard Tobacco were defendants in 3,111 Engle Progeny cases in both state and federal courts in Florida. These cases include approximately 4,046 plaintiffs. Many of these cases are in active discovery or nearing trial. During the first quarter of 2015, RJR Tobacco and Lorillard Tobacco, together with Philip Morris USA Inc., tentatively settled virtually all of the Engle Progeny cases then pending against them in federal district court. The total amount of the settlement was $100 million divided as follows: RJR Tobacco - $42.5 million; Philip Morris USA Inc. - $42.5 million; and Lorillard Tobacco - $15 million. The settlement, which received final approval from the court on November 6, 2015, covers more than 400 federal progeny cases but does not cover 12 federal progeny cases previously tried to verdict and currently pending on post-trial motions or appeal; one federal progeny case pending as of December 31, 2015 involving pro se plaintiffs unrepresented by counsel; and 2 federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs. On August 3, 2015, RJR Tobacco and Philip Morris USA Inc. removed 33 Engle Progeny cases from state court to the federal courts in Florida. These cases also are not part of the settlement described above and were remanded back to state court on November 24, 2015. On October 22, 2015, RJR Tobacco and Philip Morris USA Inc. removed an additional five cases to federal court and, on January 4, 2016, removed a sixth case. At present, those cases remain in federal court. In March 2015, RJR Tobacco and Lorillard Tobacco paid their shares of the settlement.

At the beginning of the Engle Progeny litigation, a central issue was the proper use of the preserved Engle findings. RJR Tobacco has argued that use of the Engle findings to establish individual elements of progeny claims (such as defect, negligence and concealment) is a violation of federal due process. In 2013, however, both the Florida Supreme Court and the Eleventh Circuit rejected that argument. RJR Tobacco continues to press various other factual and legal defenses as appropriate in each case, including defenses based on express and implied preemption.

In June 2009, Florida amended its existing bond cap statute by adding a $200 million bond cap that applied to all Engle Progeny cases in the aggregate. In May 2011, Florida removed the provision that would have allowed it to expire on December 31, 2012. The bond cap for any given individual Engle Progeny case varies depending on the number of judgments in effect at a given time, but never exceeds $5 million per case. The legislation, which became effective in June 2009 and 2011, applies to judgments entered after the original 2009 effective date.

Below is a description of the Engle Progeny cases against RJR Tobacco, B&W or Lorillard Tobacco, or all three that went to trial or were decided during the period from January 1, 2015 to December 31, 2015, or remained on appeal as of December 31, 2015.

On February 25, 2010, in Grossman v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, the court declared a mistrial due to the jury’s inability to reach a decision. The plaintiff alleged that as a result of an addiction to cigarettes, the decedent, Laura Grossman, developed lung cancer and died. The plaintiff sought an unspecified amount of damages and all taxable costs and interest. Retrial began in March 2010. In April 2010, the jury returned a verdict in favor of the plaintiff in Phase I, and in Phase II awarded $1.9 million in compensatory damages and no punitive damages. The jury also found RJR Tobacco to be 25% at fault, the decedent to be 70% at fault and the decedent’s spouse to be 5% at fault. Final judgment was entered in June 2010, in the amount of $483,682. RJR Tobacco filed a notice of appeal to the Fourth DCA, and posted a supersedeas bond in the amount of approximately $484,000. The plaintiff filed a notice of cross appeal. In June 2012, the Fourth DCA entered an opinion that affirmed the trial court’s judgment, but remanded the case for a new trial on all Phase II issues. In October 2012, RJR Tobacco filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. In February 2014, the Florida Supreme Court declined to accept jurisdiction of the appeal of the original verdict. Retrial began on July 11, 2013. On July 31, 2013, the jury returned a verdict in favor of the plaintiff, found the decedent to be 25% at fault and RJR Tobacco to be 75% at fault, and awarded $15.35 million in compensatory damages and $22.5 million in punitive damages. Final judgment was entered in August 2013 and did not include a reduction for comparative fault. RJR Tobacco filed a notice of appeal to the Fourth DCA and the plaintiff filed a notice of cross appeal in October 2013. RJR Tobacco’s original bond was returned, and RJR Tobacco posted a new bond in the amount of $5 million. Briefing is complete. Oral argument has not been scheduled.

On March 10, 2010, in Cohen v. R. J. Reynolds Tobacco Co., a case filed in May 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff. The plaintiff alleged that the decedent, Nathan Cohen, developed lung cancer as a result of using the defendants’ products, and sought an unspecified amount of compensatory and punitive damages. On March 24, 2010, the jury awarded the plaintiff $10 million in compensatory damages, and found the decedent to be 33.3% at fault, RJR Tobacco to be 33.3% at fault and the remaining defendant to be 33.3% at fault. The jury also awarded $20 million in punitive damages, of which $10 million was assigned to RJR Tobacco. In July 2010, the court entered final judgment against RJR Tobacco in the amount of $3.33 million in compensatory damages and $10 million in punitive damages. The court entered an amended judgment in September 2010 to include interest from the date of the verdict. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $2.5 million. In September 2012, the Fourth DCA affirmed the liability finding and the compensatory damages award, but reversed the finding of entitlement to punitive damages, and remanded the case for a retrial limited to the issue of liability for concealment and conspiracy. The defendants and the plaintiff filed separate notices to invoke the discretionary jurisdiction of the Florida Supreme Court in January 2013. In February 2014, the Florida Supreme Court, on its own motion, consolidated the petitions for review filed by the plaintiff and RJR Tobacco and stayed the petitions pending disposition by the court of Hess v. Philip Morris USA Inc., which dealt with the application of the statute of repose as an affirmative defense to claims of fraudulent concealment and conspiracy to commit fraudulent concealment. On April 2, 2015, in Hess, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. On January 29, 2016, the Florida Supreme Court accepted jurisdiction of the case, quashed the decision being reviewed, and reinstated the jury verdict. The deadline to file a petition for writ of certiorari with the U.S. Supreme Court is April 28, 2016.

On April 26, 2010, in Putney v. R. J. Reynolds Tobacco Co., a case filed in December 2007 in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Margot Putney, to be 35% at fault, RJR Tobacco to be 30% at fault and the remaining defendants collectively to be 35% at fault, and awarded $15.1 million in compensatory damages and $2.5 million in punitive damages each against RJR Tobacco and the remaining defendants. The plaintiff alleged that the decedent suffered from nicotine addiction and lung cancer as a result of using the defendants’ products and sought an unspecified amount of compensatory and punitive damages. In August 2010, final judgment was entered against RJR Tobacco in the amount of $4.5 million in compensatory damages, and $2.5 million in punitive damages. RJR Tobacco filed a notice of appeal and the plaintiff filed a notice of cross appeal. In December 2010, the court entered an amended final judgment to provide that interest would run from April 26, 2010. The defendants filed a joint notice of appeal to the Fourth DCA of the amended final judgment, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.4 million. In June 2013, the Fourth DCA held that the court erred in denying the defendants’ motion for remittitur of the compensatory damages for loss of consortium and in striking the defendants’ statute of repose affirmative defenses. As a result, the verdict was reversed, and the case was remanded for further proceedings. In August 2013, the plaintiff s motion for rehearing, written opinion on one issue, or certification of conflict to the Florida Supreme Court was denied. The defendants and the plaintiff filed separate notices to invoke the discretionary jurisdiction of the Florida Supreme Court in September 2013. In December 2013, the Florida Supreme Court consolidated the petitions for review filed by the plaintiff and the defendants and stayed the petitions pending disposition of Hess v. Philip Morris USA Inc., described above. On April 2, 2015, in Hess, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. The Florida Supreme Court accepted jurisdiction, quashed the decision being reviewed and reinstated the verdict. Defendants’ motion for clarification is pending.

On May 20, 2010, in Buonomo v. R. J. Reynolds Tobacco Co., a case filed in October 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 77.5% at fault and the decedent, Matthew Buonomo, to be 22.5% at fault, and awarded $5.2 million in compensatory damages and $25 million in punitive damages. The plaintiff alleged that the decedent was addicted to cigarettes and, as a result, developed one or more smoking-related medical conditions and/or diseases and sought an unspecified amount of compensatory and punitive damages. Post-trial motions were denied, but the court, in accordance with the Florida statutory limitation on punitive damage awards, ordered the punitive damage award of $25 million be reduced to $15.7 million - three times the compensatory damages award of $5.2 million. In August 2010, the court entered final judgment in the amount of $4.06 million in compensatory damages and $15.7 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million. The plaintiff filed a notice of cross appeal. In September 2013, the Fourth DCA affirmed the final judgment and damages award to the plaintiff on strict liability and negligence and held that the trial court was not bound to hold punitive damages at three times compensatory damages. However, the court reversed the judgment entered for the plaintiff on the claims for fraudulent concealment and conspiracy to commit fraud by concealment due to the erroneous striking of RJR Tobacco’s statute of repose defense. As a result, the punitive damages award was set aside and remanded for a new trial. In January 2014, RJR Tobacco and the plaintiff filed notices to invoke the discretionary jurisdiction of the Florida Supreme Court. In June 2014, the Florida Supreme Court stayed the petitions for review pending disposition by the court of Hess v. Philip Morris USA Inc., described above. On April 2, 2015, in Hess, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. The trial court determined in October 2014 that the original $25 million punitive damages award was not excessive and would be reinstated if the plaintiff prevails on the repose issue. An amended final judgment was entered in April 2015 against RJR Tobacco in the amount of approximately $29.1 million. RJR Tobacco filed a notice of appeal to the Fourth DCA in May 2015. Briefing is underway. On January 26, 2016, the Florida Supreme Court accepted jurisdiction of the case, summarily quashing the decision being reviewed, and reinstated the jury verdict. Defendant ‘ s motion for clarification is pending.

On October 15, 2010, in Frazier v. Philip Morris USA Inc., now known as Russo v. Philip Morris USA Inc., a case filed in December 2007 in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of the defendants. The plaintiff alleged that as a result of smoking defendants’ products, including RJR Tobacco’s, she developed chronic obstructive pulmonary disease, and sought an unspecified amount of compensatory and punitive damages. Final judgment was entered in February 2011. The plaintiff filed a notice of appeal to the Third DCA, and the defendants filed a notice of cross appeal. In April 2012, the Third DCA reversed the trial court’s judgment, directed entry of judgment in the plaintiff’s favor and ordered a new trial. In July 2012, the defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. The Florida Supreme Court accepted jurisdiction of the case in September 2013. Oral argument in the Florida Supreme Court occurred on April 30, 2014. On April 2, 2015, the Florida Supreme Court approved the decision of the Third DCA. Following its decision in Hess, the Florida Supreme Court held that the statute of repose is unavailable as a defense to concealment and conspiracy claims in Engle Progeny cases. Retrial began on April 6, 2015. On April 23, 2015, the jury returned a verdict in favor of the defendants, including RJR Tobacco. Final judgment was entered in May 2015. In June 2015, the plaintiff filed a notice of appeal to the Third DCA, and the defendants filed a notice of cross appeal. Briefing is underway.

On April 26, 2011, in Andy Allen v. R. J. Reynolds Tobacco Co., a case filed in September 2007, in the Circuit Court, Duval County, Florida, a jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 45% at fault, the decedent, Patricia Allen, to be 40% at fault and the remaining defendant to be 15% at fault, and awarded $6 million in compensatory damages and $17 million in punitive damages against each defendant. The plaintiff alleged that as a result of smoking the defendants’ products, the decedent developed chronic obstructive pulmonary disease, and sought an unspecified amount of compensatory damages. Final judgment was entered against RJR Tobacco in the amount of $19.7 million in May 2011. In October 2011, the trial court entered a remittitur of the punitive damages to $8.1 million and denied all other post-trial motions. The defendants filed a joint notice of appeal, RJR Tobacco posted a supersedeas bond in the amount of $3.75 million, and the plaintiff filed a notice of cross appeal in November 2011. In May 2013, the First DCA reversed the trial court’s judgment and remanded the case for a new trial. The new trial began on November 1, 2014, and on November 26, 2014, the jury returned a verdict in favor of the plaintiff, found the decedent to be 70% at fault, RJR Tobacco to be 24% at fault and the remaining defendant to be 6% at fault, and awarded $3.1 million in compensatory damages and approximately $7.75 million in punitive damages against each defendant. Final judgment was entered in August 2015 against RJR Tobacco and the remaining defendant, jointly and severally, in the amount of approximately $3.1 million in compensatory damages and $7.75 million in punitive damages from each defendant. The defendants filed a notice of appeal in September 2015, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.5 million. Briefing is underway.

On June 16, 2011, in Soffer v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Alachua County, Florida, a jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 40% at fault, the decedent, Maurice Soffer, to be 60% at fault, and awarded $5 million in compensatory damages and no punitive damages. The plaintiff alleged that the decedent was addicted to cigarettes and, as a result, developed lung cancer and other smoking-related conditions and/or diseases, and sought an unspecified amount of compensatory damages. Final judgment was entered against RJR Tobacco in the amount of $2 million. The plaintiff filed a notice of appeal to the First DCA in July 2011. RJR Tobacco filed a notice of cross appeal and posted a supersedeas bond in the amount of $2 million. In October 2012, the First DCA affirmed the trial court’s ruling in full. On the direct appeal, the court held that only intentional torts could support a punitive damages claim and held that Engle Progeny plaintiffs may not seek punitive damages for negligence or strict liability because the original Engle class did not seek punitive damages for those claims. The First DCA certified the question to the Florida Supreme Court as one of great public importance. On the cross appeal, the court rejected RJR Tobacco’s arguments about the use of the Engle findings and the statute of limitations. RJR Tobacco and the plaintiff both filed notices to invoke the discretionary jurisdiction of the Florida Supreme Court. In February 2014, the Florida Supreme Court declined to accept jurisdiction of RJR Tobacco’s petition for review and accepted the plaintiff s petition for review of the First DCA’s decision. Oral argument occurred on December 4, 2014. A decision is pending.

On July 15, 2011, in Ciccone v. R. J. Reynolds Tobacco Co., a case filed in August 2004, in the Circuit Court, Broward County, Florida, a jury returned a verdict finding the plaintiff is a member of the Engle class. The plaintiff alleged that as a result of the use of the defendant’s tobacco products, the decedent, George Ciccone, suffered from nicotine addiction and one or more smoking-related diseases and/or medical conditions, and sought an unspecified amount of compensatory and punitive damages. On July 21, 2011, the jury awarded approximately $3.2 million in compensatory damages and $50,000 in punitive damages. The jury found the decedent to be 70% at fault and RJR Tobacco to be 30% at fault. Final judgment was entered against RJR Tobacco in the amount of approximately $1.01 million in September 2011, and RJR Tobacco filed a notice of appeal to the Fourth DCA. RJR Tobacco posted a supersedeas bond in the amount of approximately $1 million on October 17, 2011. In August 2013, the Fourth DCA affirmed the judgment of the trial court, but reversed the punitive damages award and remanded the case to the trial court for entry of a final judgment that eliminates the punitive damages award. The Florida Supreme Court accepted jurisdiction of the case in June 2014. Oral argument occurred on December 4, 2014. A decision is pending.

On January 24, 2012, in Hallgren v. R. J. Reynolds Tobacco Co., a case filed in April 2007, in the Circuit Court, Highlands County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Claire Hallgren, to be 50% at fault, RJR Tobacco to be 25% at fault, and the remaining defendant to be 25% at fault, and awarded $2 million in compensatory damages and $750,000 in punitive damages against each defendant. The plaintiff alleged that the decedent was addicted to the defendants’ products, and as a result, suffered from lung cancer, and sought an unspecified amount of compensatory and punitive damages. In March 2012, the court entered final judgment in the amount of approximately $1 million for which RJR Tobacco and the other defendant are jointly and severally liable; and $750,000 in punitive damages against each defendant. The defendants filed a joint notice of appeal to the Second DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $1.3 million in May 2012. The plaintiff filed a notice of cross appeal. In October 2013, the Second DCA affirmed the trial court’s ruling that punitive damages can be awarded for negligence and strict liability claims as well as for the intentional tort claims brought under Engle. The court certified a conflict with the First DCA’s decision in Soffer and the Fourth DCA’s decision in Ciccone. The court also certified the following question to be of great public importance - “Are members of the Engle class who pursue individual damages actions in accordance with the decision in Engle v. Liggett Group, Inc., entitled to pursue punitive damages under claims for strict liability and negligence?” In November 2013, the defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. In June 2014, the Florida Supreme Court stayed the petition pending disposition of Russo v. Philip Morris USA Inc., described above, and in April 2015, stayed the petition pending disposition of Soffer v. R. J. Reynolds Tobacco Co., described above. The Florida Supreme Court issued an order to show cause why it should not decline jurisdiction. A response to the order to show cause was filed on October 16, 2015. On January 12, 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The deadline to file a petition for writ of certiorari with the U.S. Supreme Court is April 11, 2016.

On February 29, 2012, in Marotta v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, the court declared a mistrial during jury prequalification. The plaintiff alleged that the decedent, Phil Marotta, was addicted to cigarettes and, as a result, suffered from lung cancer. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and pre-judgment interest. Retrial began on March 7, 2013. On March 20, 2013, a jury returned a verdict in favor of the plaintiff, found the decedent to be 42% at fault and RJR Tobacco to be 58% at fault, and awarded $6 million in compensatory damages and no punitive damages. Final judgment was entered against RJR Tobacco in the amount of $3.48 million, and RJR Tobacco filed a notice of appeal to the Fourth DCA in April 2013. The plaintiff filed a notice of cross appeal in May 2013. On January 6, 2016, the Fourth DCA affirmed the final judgment of the trial court. The deadline to file a notice to invoke the discretionary jurisdiction of the Florida Supreme Court is February 22, 2016.

On May 17, 2012, in Calloway v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Johnnie Calloway, to be 20.5% at fault, RJR Tobacco to be 27% at fault, Lorillard Tobacco to be 18% at fault, and the remaining defendants collectively to be 34.5% at fault, and awarded $20.5 million in compensatory damages and $17.25 million in punitive damages against RJR Tobacco, $12.6 million in punitive damages against Lorillard Tobacco, and $25 million collectively against the remaining defendants. The plaintiff alleged that as a result of using the defendants’ products, the decedent became addicted and developed smoking-related diseases and/or conditions.

The plaintiff sought an unspecified amount of compensatory and punitive damages, including costs and interest. In its ruling on the post-trial motions, the court determined that the jury’s apportionment of comparative fault did not apply to the compensatory damages award. Final judgment was entered in August 2012. In September 2012, the defendants filed a notice of appeal to the Fourth DCA, RJR Tobacco posted a supersedeas bond in the amount of $1.5 million, and Lorillard Tobacco posted a supersedeas bond in the amount of $1.25 million. The plaintiff filed a notice of cross appeal. On January 6, 2016, the Fourth DCA reversed the fraudulent concealment and conspiracy claims, reversed the punitive damages award and remanded the case for a new trial on those issues. If the plaintiff chooses not to proceed with a new trial, the trial court will apply the smoker’s percentage of comparative fault and reduce the compensatory damages award. The deadline to file a notice to invoke the discretionary jurisdiction of the Florida Supreme Court is February 22, 2016.

On August 1, 2012, in Hiott v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Duval County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Kenneth Hiott, to be 60% at fault and RJR Tobacco to be 40% at fault, and awarded $1.83 million in compensatory damages and no punitive damages. The plaintiff alleged that as a result of using the defendant’s product, the decedent suffered from addiction and smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages. In November 2012, final judgment was entered against RJR Tobacco in the amount of $730,000 in compensatory damages. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of $730,000 in December 2012. In January 2014, the First DCA affirmed the trial court’s decision. RJR Tobacco filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court in January 2014. In June 2014, the Florida Supreme Court stayed the petition pending the court’s disposition of Hess v. Philip Morris USA Inc., described above. On April 2, 2015, in Hess, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. On February 2, 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The deadline to file a petition for writ of certiorari with the U.S. Supreme Court is May 2, 2016.

On September 20, 2012, in Sikes v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Duval County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Jimmie Sikes, to be 49% at fault and RJR Tobacco to be 51% at fault, and awarded $4.1 million in compensatory damages and $2 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s product, the decedent suffered from chronic obstructive pulmonary disease, and sought an unspecified amount of compensatory damages. Final judgment was entered against RJR Tobacco in the amount of $6.1 million on June 3, 2013. On June 25, 2013, the court entered a corrected final judgment against RJR Tobacco in the amount of $5.5 million and vacated the June 3, 2013 final judgment. RJR Tobacco filed a notice of appeal to the First DCA, and posted a supersedeas bond in the amount of $5 million in July 2013. In July 2014, the First DCA affirmed the trial court’s decision, per curiam, but following the Hiott case, certified a conflict to the Florida Supreme Court with Hess v. Philip Morris USA Inc., with both cases being described above. In August 2014, RJR Tobacco filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. The Florida Supreme Court stayed the case pending disposition of Hess v. Philip Morris USA Inc. On April 2, 2015, in Hess, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. On February 2, 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The deadline to file a petition for writ of certiorari with the U.S. Supreme Court is May 2, 2016.

On October 17, 2012, in James Smith v. R. J. Reynolds Tobacco Co., a case filed in August 2007, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Wanette Smith, to be 45% at fault and RJR Tobacco to be 55% at fault, and awarded $600,000 in compensatory damages and $20,000 in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from lung cancer and chronic obstructive pulmonary disease. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered against RJR Tobacco in the amount of $620,000. RJR Tobacco filed a notice of appeal to the Eleventh Circuit and posted a supersedeas bond in the amount of approximately $620,000 in September 2013. Oral argument occurred on October 17, 2014. A decision is pending.

On October 19, 2012, in Ballard v. R. J. Reynolds Tobacco Co., a case filed in September 2007, in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of the plaintiff, found the plaintiff to be 45% at fault and RJR Tobacco to be 55% at fault, and awarded $8.55 million in compensatory damages. Punitive damages were not at issue. The plaintiff alleged that as a result of using the defendant’s products, he suffers from bladder cancer and emphysema, and sought an unspecified amount of compensatory and punitive damages. The court entered final judgment against RJR Tobacco in the amount of $4.7 million in October 2012, and in August 2013, the court entered an amended final judgment against RJR Tobacco in the amount of $5 million. RJR Tobacco filed a notice of appeal to the Third DCA and posted a supersedeas bond in the amount of $5 million in October 2013. In March 2015, the Third DCA affirmed the amended final judgment. RJR Tobacco’s motion for rehearing and rehearing en banc was denied on April 30, 2015. On May 29, 2015, RJR Tobacco filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. On September 24, 2015, the Florida Supreme Court declined to accept jurisdiction. The deadline to file a petition for writ of certiorari with the U.S. Supreme Court is February 19, 2016.

On February 11, 2013, in Evers v. R. J. Reynolds Tobacco Co., a case filed in November 2007, in the Circuit Court, Hillsborough County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Jacqueline Loyd, to be 31% at fault, RJR Tobacco to be 60% at fault and Lorillard Tobacco to be 9% at fault, and awarded $3.23 million in compensatory damages and $12.36 million in punitive damages against RJR Tobacco only. The plaintiff alleged that as a result of using the defendants’ products, the decedent became addicted and suffered from smoking-related diseases and/or conditions, and sought an unspecified amount of damages. In March 2013, the court granted the defendants’ post-trial motions for directed verdict on fraudulent concealment, conspiracy and punitive damages. As a result, the $12.36 million punitive damages award was set aside. The plaintiff s motion to reconsider directed verdict as to concealment, conspiracy and punitive damages was denied in April 2013. Final judgment was entered in the amount of $1.77 million against RJR Tobacco and approximately $266,000 against Lorillard Tobacco. The plaintiff filed a notice of appeal to the Second DCA, the defendants filed a notice of cross appeal, RJR Tobacco posted a supersedeas bond in the amount of $1.77 million and Lorillard Tobacco posted a supersedeas bond in the amount of approximately $266,000 in May 2013. On November 6, 2015, the Second DCA concluded that the trial court erred in granting the defendants’ motion for directed verdict on claims for fraud by concealment and conspiracy to commit fraud by concealment, and reversed and reinstated the jury’s verdict on those two claims. As a result, the punitive damages award was reinstated, subject to reconsideration of open issues on remand.

On February 13, 2013, in Schoeff v. R. J. Reynolds Tobacco Co., a case filed in November 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, James Schoeff, to be 25% at fault, RJR Tobacco to be 75% at fault, and awarded $10.5 million in compensatory damages and $30 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from addiction and one or more smoking-related diseases and/or conditions, including lung cancer, and sought an unspecified amount of damages. In April 2013, final judgment was entered against RJR Tobacco in the amount of $7.88 million in compensatory damages and $30 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA, and the plaintiff filed a notice of cross appeal in May 2013. On November 4, 2015, the Fourth DCA reversed the punitive damages portion of the final judgment and remanded the case to the trial court. The trial court was directed to grant RJR Tobacco’s motion for remittitur and, if RJR Tobacco does not agree with the remitted amount, to hold a new trial on punitive damages. On December 2, 2015, the plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court.

On April 1, 2013, in Searcy v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Carol LaSard, to be 40% at fault, RJR Tobacco to be 30% at fault and the remaining defendant to be 30% at fault, and awarded $6 million in compensatory damages and $10 million in punitive damages against each defendant. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from lung cancer, and sought an unspecified amount of compensatory and punitive damages. Final judgment was entered against RJR Tobacco in the amount of $6 million in compensatory damages and $10 million in punitive damages. In September 2013, the trial court granted the defendants’ motion for a new trial, or in the alternative, reduction or remittitur of the damages awarded to the extent it sought remittitur of the damages. The compensatory damage award was remitted to $1 million, and the punitive damage award was remitted to $1.67 million against each defendant. The remaining post-trial motions were denied. The plaintiff s motion to reconsider the trial court’s order granting in part the defendants’ motion for remittitur of the damages award was denied in October 2013. The plaintiff filed a notice of acceptance of remittitur in November 2013, and the court issued an amended final judgment. The defendants filed a joint notice of appeal to the Eleventh Circuit, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.2 million in November 2013. Oral argument occurred on October 17, 2014. A decision is pending.

On May 2, 2013, in David Cohen v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Palm Beach County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Helen Cohen, to be 40% at fault, RJR Tobacco to be 30% at fault, Lorillard Tobacco to be 20% at fault and the remaining defendant to be 10% at fault, and awarded $2.06 million in compensatory damages. The plaintiff alleged that as a result of using the defendants’ products, the decedent became addicted and suffered from one or more smoking-related diseases and/or conditions, and sought an unspecified amount of compensatory and punitive damages. Final judgment was entered against RJR Tobacco in the amount of $617,000 and against Lorillard Tobacco in the amount of approximately $411,000 in May 2013. In July 2013, the court granted the defendants’ motion for a new trial due to the plaintiff’s improper arguments during closing. The new trial date has not been scheduled. The plaintiff filed a notice of appeal to the Fourth DCA, and the defendants filed a notice of cross appeal. Briefing is underway.

On May 23, 2013, in Earl Graham v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Faye Graham, to be 70% at fault, RJR Tobacco to be 20% at fault and the remaining defendant to be 10% at fault, and awarded $2.75 million in compensatory damages. The plaintiff alleged that as a result of smoking the defendants’ products, the decedent became addicted, which resulted in her death, and sought an unspecified amount of damages. Final judgment was entered against RJR Tobacco in the amount of $550,000 in May 2013. The defendants filed a joint notice of appeal to the Eleventh Circuit, and RJR Tobacco posted a supersedeas bond in the amount of approximately $556,000 in October 2013. On April 8, 2015, the Eleventh Circuit reversed and ordered entry of judgment for RJR Tobacco. The Eleventh Circuit held that federal law impliedly preempts claims for strict liability and negligence based on the defect and negligence findings from Engle. On January 21, 2016, the plaintiff s motion for rehearing en banc was granted. A briefing schedule has not been entered.

On June 4, 2013, in Starr-Blundell v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Duval County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Lucy Mae Starr, to be 80% at fault, RJR Tobacco to be 10% at fault and the remaining defendant to be 10% at fault, and awarded $500,000 in compensatory damages. The plaintiff alleged that as a result of smoking the defendants’ products, the decedent suffered from lung cancer and other smoking-related diseases and/or conditions, and sought an unspecified amount of damages. The court entered final judgment in the amount of $50,000 against each defendant in November 2013. The plaintiff filed a notice of appeal to the First DCA, and the defendants filed a notice of cross appeal in December 2013. RJR Tobacco posted a supersedeas bond in the amount of $50,000 in December 2013. On May 29, 2015, the First DCA affirmed the final judgment of the trial court, per curiam. On June 29, 2015, the plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. On July 7, 2015, the Florida Supreme Court stayed the petition pending disposition of Soffer v. R. J. Reynolds Tobacco Co., described above.

On June 14, 2013, in Skolnick v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Palm Beach County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Leo Skolnick, to be 40% at fault, RJR Tobacco to be 30% at fault and the remaining defendant to be 30% at fault, and awarded $2.56 million in compensatory damages. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from lung cancer, and sought an unspecified amount of compensatory and punitive damages. The court entered final judgment against RJR Tobacco in the amount of $766,500 in July 2013. The defendants filed a joint notice of appeal to the Fourth DCA, and the plaintiff filed a notice of cross appeal in December 2013. RJR Tobacco posted a supersedeas bond in the amount of $767,000 in March 2014. On July 15, 2015, the Fourth DCA set aside the judgment and ordered a partial new trial. The court held that the strict liability and negligence claims, on which the plaintiff had prevailed, were barred by a prior settlement entered into by the plaintiff in a separate action. However, the court also held that the plaintiff s concealment and conspiracy claims, on which the defendants had prevailed, must be re-tried due to an erroneous jury instruction on the statute of repose. The new trial has not been scheduled.

On June 19, 2013, in Thibault v. R. J. Reynolds Tobacco Co., a case pending in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Evelyn Thibault, to be 30% at fault and RJR Tobacco to be 70% at fault, and awarded $1.75 million in compensatory damages and $1.28 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from chronic obstructive pulmonary disease, and sought an unspecified amount of compensatory and punitive damages. The court determined that comparative fault did not apply to reduce the amount of the verdict. In June 2013, the court entered final judgment against RJR Tobacco in the amount of $3.03 million. RJR Tobacco filed a notice of appeal to the First DCA in August 2013. RJR Tobacco posted a supersedeas bond in the amount of $3.03 million in September 2013. On October 13, 2014, the First DCA affirmed the trial court’s judgment, per curiam. The First DCA also certified a conflict to the Florida Supreme Court with Hess v. Philip Morris USA, Inc., described above. On October 22, 2014, RJR Tobacco filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. The Florida Supreme Court stayed the case pending disposition of Hess v. Philip Morris USA Inc. On April 2, 2015, in Hess, the Florida Supreme Court held that, in Engle Progeny cases, the defendants cannot raise a statute of repose defense to claims for concealment or conspiracy. On February 2, 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The deadline to file a petition for writ of certiorari with the U.S. Supreme Court is May 2, 2016.

On September 20, 2013, in Gafney v. R. J. Reynolds Tobacco Co., a case pending in Palm Beach County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Frank Gafney, to be 34% at fault, RJR Tobacco to be 33% at fault and Lorillard Tobacco to be 33% at fault, and awarded $5.8 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of smoking the defendants’ products, the decedent developed chronic obstructive pulmonary disease, and sought an unspecified amount of compensatory damages. Final judgment was entered against RJR Tobacco in the amount of $1.9 million and Lorillard Tobacco in the amount of $1.9 million in September 2013. The defendants filed a joint notice of appeal to the Fourth DCA, and RJR Tobacco and Lorillard Tobacco each posted supersedeas bonds in the amount of $1.9 million in November 2013. The plaintiff filed a notice of cross appeal. Oral argument occurred on January 12, 2016. A decision is pending.

On January 27, 2014, in Harford v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the plaintiff to be 82% at fault and RJR Tobacco to be 18% at fault, and awarded $330,000 in compensatory damages. The plaintiff alleged that as a result of his use of the defendant’s products, he suffers from addiction and lung cancer, and sought an unspecified amount of compensatory and punitive damages. The court granted the plaintiff s motion for a new trial on compensatory damages in October 2014. This case was resolved as part of the federal Engle Progeny settlement. A dismissal with prejudice was filed on December 9, 2015.

On January 31, 2014, in Cheeley v. R. J. Reynolds Tobacco Co., a case filed in November 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Georgia Cheeley, to be 50% at fault and RJR Tobacco to be 50% at fault, and awarded $3 million in compensatory damages and $2 million in punitive damages. The plaintiff alleged that as a result of smoking the defendant’s products, the decedent suffered from one or more smoking-related conditions or diseases, and sought an unspecified amount of compensatory damages. The court entered final judgment against RJR Tobacco in the amount of $1.5 million in compensatory damages and $2 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $3.5 million in April 2014. The plaintiff filed a notice of cross appeal in May 2014. Oral argument occurred on January 12, 2016. On January 28, 2016, the

Fourth DCA affirmed the judgment of the trial court, per curiam. The deadline to file a motion for rehearing, clarification, motion for written opinion, motion for certification to the Florida Supreme Court or motion for rehearing en banc is February 12, 2016. The deadline to file a notice to invoke the discretionary jurisdiction of the Florida Supreme Court is March 16, 2016.

On February 3, 2014, in Deshaies v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of smoking the defendant’s products, he suffers from one or more smoking-related conditions or diseases, and sought an unspecified amount of compensatory and punitive damages. Final judgment was entered in February 2014. The plaintiff filed a notice of appeal to the Eleventh Circuit on February 11, 2015. Briefing is underway.

On February 27, 2014, in Banks v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the defendants, including RJR Tobacco. The plaintiff alleged that as a result of using the defendants’ products, the decedent, George Banks, developed one or more smoking-related diseases and/or conditions, and sought an unspecified amount of compensatory damages. The plaintiff s motion for a new trial was denied, and the court entered final judgment in favor of RJR Tobacco and the other defendant in May 2014. The plaintiff filed a notice of appeal to the Fourth DCA, and the defendants filed a notice of cross appeal in June 2014. Briefing is underway.

On March 17, 2014, in Clayton v. R. J. Reynolds Tobacco Co., a case filed in November 2007, in the Circuit Court, Duval County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, David Clayton, to be 90% at fault and RJR Tobacco to be 10% at fault, and awarded $600,000 in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of smoking the defendant’s products, the decedent suffered from bodily injury and died, and sought an unspecified amount of damages. In July 2014, final judgment was entered against RJR Tobacco in the amount of $60,000 in compensatory damages, together with $163,469 in taxable costs, for a total of $223,469. RJR Tobacco filed a notice of appeal to the First DCA in August 2014. RJR Tobacco posted a supersedeas bond in the amount of approximately $223,000, and the plaintiff filed a notice of cross appeal in September 2014. On October 26, 2015, the First DCA affirmed the final judgment, per curiam. On November 25, 2015, the plaintiff filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. The Florida Supreme Court stayed proceedings pending disposition of Soffer v. R. J. Reynolds Tobacco Co., described above.

On March 26, 2014, in Bowden v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Duval County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, William Bowden, to be 40% at fault, RJR Tobacco to be 30% at fault and the remaining defendant to be 30% at fault, and awarded $5 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of smoking the defendants’ products, the decedent suffered from unspecified injuries which resulted in his death, and sought an unspecified amount of compensatory and punitive damages. Final judgment was entered against each defendant in the amount of $1.5 million in compensatory damages in March 2014. The defendants filed a joint notice of appeal to the First DCA, the plaintiff filed a notice of cross appeal and RJR Tobacco posted a supersedeas bond in the amount of $1.5 million in June 2014. On February 2, 2016, the First DCA affirmed the judgment of the trial court, per curiam. The deadline to file a motion for rehearing is February 17, 2016.

On May 16, 2014, in Burkhart v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the plaintiff to be 50% at fault, RJR Tobacco to be 25% at fault, Lorillard Tobacco to be 10% at fault and the remaining defendant to be 15% at fault, and awarded $5 million in compensatory damages and $1.25 million in punitive damages against RJR Tobacco, $500,000 in punitive damages against Lorillard Tobacco and $750,000 in punitive damages against the remaining defendant. The plaintiff alleged that she became addicted to smoking cigarettes manufactured by the defendants and suffers from one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered in June 2014, and did not include a reduction for comparative fault. In September 2014, the court denied the defendants’ post-trial motions. The defendants filed a joint notice of appeal to the Eleventh Circuit on October 10, 2014. Oral argument occurred on September 29, 2015. A decision is pending.

On May 19, 2014, in Starbuck v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, the court declared a mistrial because the jury was unable to reach a unanimous verdict. The plaintiff alleged that he suffers from addiction and one or more smoking-related diseases and/or conditions. The plaintiff is seeking an unspecified amount of compensatory damages. Retrial began on December 1, 2014, and on December 16, 2014, the jury returned a verdict in favor of the defendants, including RJR Tobacco. Final judgment was entered in February 2015. In May 2015, the plaintiff s motion for a new trial was granted on the grounds that the jury’s verdict on “addiction” was against the greater weight of the evidence. The new trial has not been scheduled.

On June 23, 2014, in Bakst v. R. J. Reynolds Tobacco Co., now known as Odom v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Palm Beach County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Juanita Thurston, to be 25% at fault and RJR Tobacco to be 75% at fault, and awarded $6 million in compensatory damages plus $4,209 for funeral expenses and $14 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from nicotine addiction and one or more smoking-related diseases and/or conditions, including lung cancer. The plaintiff sought an unspecified amount of compensatory and punitive damages, recoverable costs and interest. RJR Tobacco’s post-trial motions were denied, and final judgment was entered against RJR Tobacco in the amount of $4.5 million in compensatory damages and $14 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million in October 2014. Briefing is complete. Oral argument has not been scheduled.

On July 17, 2014, in Robinson v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Michael Johnson, Sr., to be 29.5% at fault and RJR Tobacco to be 70.5% at fault, and awarded $16.9 million in compensatory damages and determined that the plaintiff was entitled to punitive damages. On July 18, 2014, the jury awarded $23.6 billion in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from lung cancer. The plaintiff sought an unspecified amount of damages, costs and interest. The court entered partial judgment on compensatory damages against RJR Tobacco in the amount of $16.9 million in July 2014. On January 27, 2015, the court denied the defendant’s post-trial motions, but granted the defendant’s motion for remittitur of the punitive damages award. The punitive damages award was remitted to approximately $16.9 million. In February 2015, RJR Tobacco filed an objection to the remitted award of punitive damages and a demand for a new trial on damages. The court granted a new trial on the amount of punitive damages only. The new trial on punitive damages, which was scheduled for June 29, 2015, has been stayed. RJR Tobacco filed a notice of appeal to the First DCA of the partial judgment of compensatory damages and of the order granting a new trial on the amount of punitive damages only, and posted a supersedeas bond in the amount of $5 million. Briefing on the merits is ongoing.

On July 31, 2014, in Harris v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff. The jury allocated fault: (1) for the survival claim as follows: decedent - 60%, RJR Tobacco - 15%, Lorillard - 10%, and the remaining defendant - 15%, and (2) for the wrongful death claim as follows: decedent - 70%, RJR Tobacco - 10%, Lorillard - 10%, and the remaining defendant - 10%. The jury awarded $400,000 in compensatory damages for wrongful death and $1.3 million in compensatory damages for the survival claim. The jury declined to award punitive damages. The plaintiff alleged that as a result of smoking cigarettes manufactured by the defendants, the decedent, Gerald Harris, became addicted and suffered from unspecified smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory damages, costs and interest. Final judgment was entered in December 2014. Post-trial motions are pending. In April 2015, the court stayed all post-trial proceedings pending resolution of the petition for en banc consideration in Graham v. R. J. Reynolds Tobacco Co., discussed above.

On August 27, 2014, in Gore v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Indian River County, Florida, the court declared a mistrial because the jury returned a potentially inconsistent verdict. The jury found for the plaintiff on liability, but awarded no compensatory damages and determined that the plaintiff was entitled to punitive damages. The plaintiff alleged that as a result of using the defendants’ products, the decedent, Gloria Gore, suffered from addiction and one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of damages. Retrial began on March 9, 2015. On March 26, 2015, the jury returned a verdict in favor of the plaintiff, found the decedent 54% at fault, RJR Tobacco 23% at fault and the remaining defendant 23% at fault, and awarded $2 million in compensatory damages. Punitive damages were not awarded. Post-trial motions were denied, and final judgment was entered against RJR Tobacco and the remaining defendant each in the amount of $460,000 in September 2015. RJR Tobacco posted a supersedeas bond in the amount of $460,000 in September 2015, and in October 2015, the defendants filed a joint notice of appeal, and the plaintiff filed a notice of cross appeal to the Fourth DCA. Briefing is underway.

On August 28, 2014, in Wilcox v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Cleston Wilcox, to be 30% at fault and RJR Tobacco to be 70% at fault, and awarded $7 million in compensatory damages and $8.5 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from addiction and one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of damages, taxable costs and interest. Final judgment was entered in September 2014 against RJR Tobacco in the amount of $4.9 million in compensatory damages and $8.5 million in punitive damages. RJR Tobacco filed a notice of appeal to the Third DCA and posted a supersedeas bond in the amount of $5 million in February 2015. Briefing is complete. Oral argument has not been scheduled.

On August 28, 2014, in Irimi v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Dale Moyer, to be 70% at fault, RJR Tobacco to be 14.5% at fault, Lorillard Tobacco to be 14.5% at fault and the remaining defendant to be 1% at fault, and awarded approximately $3.1 million in compensatory damages. The jury did not find entitlement to punitive damages. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from one or more smoking-related illnesses or diseases. The plaintiff sought an unspecified amount of compensatory damages. Final judgment was entered against each of RJR Tobacco and Lorillard Tobacco in the amount of approximately $453,000 and against the remaining defendant in the amount of approximately $31,000. On January 29, 2015, the court granted the defendants’ motion for a new trial. The new trial has not been scheduled. The plaintiff filed a notice of appeal to the Fourth DCA in February 2015, and the defendants filed a notice of cross appeal in March 2015. Briefing is underway.

On August 29, 2014, in Hubbird v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, David Ellsworth, to be 50% at fault and RJR Tobacco to be 50% at fault, and awarded $3 million in compensatory damages and $25 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of damages. Final judgment was entered against RJR Tobacco in the amount of $28 million. RJR Tobacco filed a notice of appeal to the Third DCA and posted a supersedeas bond in the amount of $5 million in December 2014. Briefing is complete. Oral argument has not been scheduled.

On October 10, 2014, in Lourie v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Hillsborough County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Barbara Lourie, to be 63% at fault, RJR Tobacco to be 3% at fault, Lorillard Tobacco to be 7% at fault and the remaining defendant to be 27% at fault, and awarded approximately $1.37 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from addiction and one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Post-trial motions were denied, final judgment was entered, and the defendants filed a joint notice of appeal to the Second DCA in November 2014. RJR Tobacco posted a supersedeas bond in the amount of approximately $41,000, and Lorillard Tobacco posted a supersedeas bond in the amount of $96,000. Briefing is complete. Oral argument is scheduled for March 16, 2016.

On October 22, 2014, in Kerrivan v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the plaintiff to be 19% at fault, RJR Tobacco to be 31% at fault and the remaining defendant to be 50% at fault, and awarded $15.8 million in compensatory damages, and $9.6 million in punitive damages against RJR Tobacco and $15.7 million against the remaining defendant. The plaintiff alleged that as a result of using the defendants’ products, the plaintiff developed one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory damages, punitive damages, costs and interest. Final judgment was entered in November 2014. RJR Tobacco filed its post-trial motions on December 11, 2014. In May 2015, the trial court deferred briefing and directed the parties to notify the court when the mandate has been issued in Graham v. R. J. Reynolds Tobacco Co. or Searcy v. R. J. Reynolds Tobacco Co., described above.

On November 5, 2014, in Bishop v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Orange County, Florida, a jury returned a verdict in favor of the defendants, including RJR Tobacco. The plaintiff alleged that as a result of using the defendants’ products, the decedent, Robert Ramsay, suffered from one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered in November 2014. The plaintiff s motion for a new trial was denied in December 2014. In January 2015, the plaintiff filed a notice of appeal, and the defendants filed a notice of cross appeal to the Fifth DCA. Briefing is underway.

On November 7, 2014, in Taylor v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Duval County, Florida, a jury returned a verdict in favor of the plaintiff, found the plaintiff to be 42% at fault and RJR Tobacco to be 58% at fault, and awarded approximately $4.5 million in compensatory damages and approximately $521,000 in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, she suffers from chronic obstructive pulmonary disease and peripheral vascular disease. The plaintiff sought an unspecified amount of compensatory damages. Post-trial motions were denied, and final judgment was entered in the amount of approximately $4.64 million against RJR Tobacco in November 2014. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of approximately $4.64 million in December 2014.

Oral argument occurred on October 14, 2015. On October 20, 2015, the First DCA affirmed the judgment of the trial court, per curiam. RJR Tobacco paid approximately $4.9 million in satisfaction of the judgment on January 19, 2016.

On November 18, 2014, in Schleider v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Andrew Schleider, to be 30% at fault and RJR Tobacco to be 70% at fault, and awarded $21 million in compensatory damages. The plaintiff alleged that as a result of the use of the defendant’s products, the decedent suffered from lung cancer and one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of damages plus taxable costs and interest. In June 2015, post-trial motions were denied, and final judgment was entered against RJR Tobacco in the amount of $14.7 million. RJR Tobacco filed a notice of appeal to the Third DCA and posted a supersedeas bond in the amount of $5 million on July 16, 2015. On September 1, 2015, RJR Tobacco filed a motion to stay the appeal pending the decision by the Florida Supreme Court in Ciccone v. R. J. Reynolds Tobacco Co., described above. The motion was granted on September 21, 2015.

On November 21, 2014, in Perrotto v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Palm Beach County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Nicholas Perrotto, to be 49% at fault, RJR Tobacco to be 20% at fault, Lorillard Tobacco to be 6% at fault and the remaining defendant to be 25% at fault, and awarded approximately $4.1 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as the result of the use of the defendants’ products, the decedent suffered from one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of damages, taxable costs and recoverable interest. Final judgment was entered against RJR Tobacco in the amount of approximately $ 818,000 and against Lorillard Tobacco in the amount of approximately $245,000, and in December 2014, the plaintiff and the defendants filed motions for a new trial. Decisions are pending.

On December 19, 2014, in Haliburton v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Palm Beach County, Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as the result of the use of the defendant’s products, the decedent, Andrew Haliburton, suffered from one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered in favor of RJR Tobacco on April 14, 2015. In May 2015, the plaintiff filed a notice of appeal to the Fourth DCA, and RJR Tobacco filed a notice of cross appeal. Briefing is underway.

On January 29, 2015, in Ellen Gray v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Henry Gray, to be 50% at fault and RJR Tobacco to be 50% at fault, and awarded $6 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of the use of the defendant’s products, the decedent suffered from lung cancer, chronic obstructive pulmonary disease and other smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered against RJR Tobacco in the amount of $3 million in February 2015. Post-trial motions are pending. On June 10, 2015, the court granted RJR Tobacco’s motion to stay the case pending resolution of the petition for en banc consideration in Graham v. R. J. Reynolds Tobacco Co., described above.

On February 10, 2015, in Hecht v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of the use of the defendant’s products, he suffers from chronic obstructive pulmonary disease and coronary heart disease. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Post-trial proceedings have been stayed until resolution of the petition for en banc consideration in Graham v. R. J. Reynolds Tobacco Co., described above. However, the court entered final judgment in favor of RJR Tobacco on January 7, 2016.

On February 11, 2015, in Sowers v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Charles Sowers, to be 50% at fault and RJR Tobacco to be 50% at fault, and awarded $4.25 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from lung cancer and chronic obstructive pulmonary disease. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered against RJR Tobacco in the amount of approximately $2.13 million on February 12, 2015. Post-trial motions are pending. On April 17, 2015, the court stayed post-trial proceedings until resolution of the petition for en banc consideration in Graham v. R. J. Reynolds Tobacco Co., described above.

On February 24, 2015, in Caprio v. R. J. Reynolds Tobacco Co., a jury advised the court that it could not reach a unanimous verdict. The court directed the jury to complete the verdict form on those individual verdict questions where there was unanimous agreement. The jury did not reach unanimous agreement on all questions and completed only part of the verdict form. The defendants moved for a mistrial, and the plaintiff moved for entry of a partial verdict. The Court requested post-trial briefing. In May 2015, the court advised that it accepted the questions answered by the jurors as a partial verdict. The court also denied the defendants’ post-trial motions. A new trial will be held on the remaining issues, including comparative fault allocation. The defendants filed a notice of appeal to the Fourth DCA on May 26, 2015, and briefing is underway. The plaintiff filed a motion to dismiss the appeal on June 16, 2015. A decision on that motion is pending.

On February 26, 2015, in Zamboni v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the U.S. District Court for the Middle District of Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Robert Hoover, to be 60% at fault, RJR Tobacco to be 30% at fault and the remaining defendant to be 10% at fault, and awarded $340,000 in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of the use of the defendants’ products, the decedent suffered from cerebrovascular disease, coronary heart disease and lung cancer. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Post-trial motions are pending. The court stayed the case pending resolution of the petition for en banc consideration in Graham v. R. J. Reynolds Tobacco Co., discussed above.

On March 18, 2015, in Dion v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Sarasota County, Florida, the court declared a mistrial due to the jury’s inability to reach a unanimous verdict. The plaintiff alleged that as a result of using the defendant’s products, the decedent, Marion Dion, suffered from one or more smoking-related diseases or conditions. The plaintiff seeks an unspecified amount of compensatory and punitive damages, costs and interest. Retrial is scheduled for April 25, 2016.

On March 25, 2015, in Pollari v. R. J. Reynolds Tobacco Co., a case filed in May 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Paul Pollari, to be 15% at fault, RJR Tobacco to be 42.5% at fault and the remaining defendant to be 42.5% at fault, and awarded $10 million in compensatory damages and $1.5 million in punitive damages against each defendant. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from lung cancer. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered against the defendants in the amount of $10 million in compensatory damages and $1.5 million in punitive damages against each defendant. Post-trial motions were denied on January 4, 2016. A second amended final judgment was entered against RJR Tobacco on January 12, 2016, awarding $4.25 million in compensatory damages and $1.5 million in punitive damages. The defendants filed a joint notice of appeal to the Fourth DCA on January 27, 2016.

On April 2, 2015, in Ryan v. R. J. Reynolds Tobacco Co., a case filed in August 2007, in the Circuit Court, Broward County, Florida, the court declared a mistrial due to the opinion being issued by the Florida Supreme Court in Hess v. Philip Morris USA Inc. The plaintiff alleges that as a result of using the defendants’ products, he developed chronic obstructive pulmonary disease. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Retrial began on April 8, 2015. On April 17, 2015, the jury returned a verdict in favor of the plaintiff, found the plaintiff to be 35% at fault and RJR Tobacco to be 65% at fault and awarded $21.5 million in compensatory damages and $25 million in punitive damages. In May 2015, RJR Tobacco filed its post-trial motions, and final judgment was entered against RJR Tobacco in the amount of $21.5 million in compensatory damages and $25 million in punitive damages. At a hearing on December 4, 2015, the court denied RJR Tobacco’s motion for a new trial, but ruled that the judgment would be amended to reduce the compensatory damages award to reflect the jury’s allocation of fault to the smoker. The court has not yet entered the amended final judgment or filed written orders denying the defendant’s post-trial motions.

On May 21, 2015, in Ethel Gray v. R. J. Reynolds Tobacco Co., a case pending in Escambia County, Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of using the defendant’s products, the decedent, Willie Gray, suffered from peripheral vascular disease and chronic obstructive pulmonary disease. The plaintiff sought an unspecified amount of damages, costs and interest. Final judgment has not been entered.

On June 18, 2015, in Hardin v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Thomas Hardin, to be 87% at fault and RJR Tobacco to be 13% at fault, and awarded $776,000 in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from one or more smoking-related diseases or conditions, and sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered against RJR Tobacco in the amount of $100,880 in June 2015. Post-trial motions are pending.

On July 13, 2015, in McCoy v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Glodine McCoy, 35% at fault, RJR Tobacco 25% at fault, Lorillard Tobacco 20% at fault and the remaining defendant 20% at fault, and awarded $1.5 million in compensatory damages. The jury also awarded $3 million in punitive damages against each defendant. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from lung cancer and other smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages, recoverable costs and interest. In August 2015, the court entered final judgment against RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and the remaining defendant, jointly and severally, in the amount of $1.5 million in compensatory damages and $3 million in punitive damages against each of RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and the remaining defendant. Post-trial motions were denied and an amended final judgment was entered in the amount of $370,000 in compensatory damages and $3 million in punitive damages against RJR Tobacco, $300,000 in compensatory damages and $3 million in punitive damages against RJR Tobacco as successor-by-merger to Lorillard Tobacco, and $300,000 in compensatory damages and $3 million in punitive damages against the remaining defendant on January 4, 2016. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of approximately $3.35 million, and the plaintiff filed a notice of cross appeal in January 2016. Briefing is underway.

On July 29, 2015, in Collar v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Indian River County, Florida, a jury returned a verdict in favor of the defendants, including RJR Tobacco. The plaintiff alleged that as a result of using the defendants’ products, she suffers from chronic obstructive pulmonary disease and heart disease. The plaintiff sought an unspecified amount of damages, costs and interest. Final judgment was entered in September 2015. Post-trial motions were denied on September 15, 2015. In October 2015, the plaintiff filed a notice of appeal and the defendants filed a joint notice of cross appeal to the Fourth DCA. Briefing is underway.

On August 7, 2015, in Block v. R. J. Reynolds Tobacco Co., a case filed in October 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Lillian Kaplan, 50% at fault, RJR Tobacco 50% at fault, and awarded approximately $1.03 million in compensatory damages and $800,000 in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from chronic obstructive pulmonary disease and emphysema. The plaintiff sought an unspecified amount of compensatory damages, costs and interest. Final judgment was entered against RJR Tobacco in the amount of approximately $926,000 in compensatory damages and $800,000 in punitive damages in September 2015. On December 9, 2015, the court granted RJR Tobacco’s motion to alter or amend the judgment in part in light of the Fourth DCA’s decision in Schoeff v. R. J. Reynolds Tobacco Co., described above. The court decided that the intentional tort exception in Section 768.81, Florida Statutes, does not apply to the fraud and conspiracy claims brought by Engle Progeny plaintiffs. As a result, an amended final judgment was entered in the amount of approximately $463,000 in compensatory damages and $800,000 in punitive damages. All other post-trial motions were denied. In January 2016, RJR Tobacco filed a notice of appeal and posted a supersedeas bond in the amount of approximately $1.3 million, and the plaintiff filed a notice of cross appeal to the Fourth DCA. Briefing is underway.

On August 18, 2015, in Santos v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of using the defendant’s products, the decedent, Renato Santos, suffered from emphysema and chronic obstructive pulmonary disease. The plaintiff sought, among other forms of relief, an unspecified amount of compensatory and punitive damages. Final judgment was entered on September 21, 2015. The plaintiff did not seek further review.

On September 1, 2015, in Lewis v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Volusia County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Rosemary Lewis, 75% at fault, RJR Tobacco 25% at fault, and awarded $750,000 in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from one or more smoking-related diseases or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages. Post-trial motions were denied on December 17, 2015. Final judgment has not been entered.

On September 8, 2015, in Cooper v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the plaintiff 50% at fault, RJR Tobacco 40% at fault and the remaining defendant 10% at fault, and awarded $4.5 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of using the defendants’ products, she suffers from one or more smoking-related diseases or conditions, and sought an unspecified amount of compensatory and punitive damages, costs and interest. Post-trial motions were denied on December 2, 2015. Final judgment has not been entered.

On September 11, 2015, in Duignan v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Pinellas County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Douglas Duignan, 33% at fault, RJR Tobacco 30% at fault, the remaining defendant 37% at fault, and awarded $6 million in compensatory damages and $2.5 million in punitive damages against RJR Tobacco and $3.5 million in punitive damages against the remaining defendant. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from lung cancer. The plaintiff sought an unspecified amount of compensatory damages, punitive damages, taxable costs and interest. Final judgment was entered against RJR Tobacco and the remaining defendant in the amount of $6 million in compensatory damages and $2.5 million in punitive damages against RJR Tobacco and $3.5 million in punitive damages against the remaining defendant. Post-trial motions were denied in October 2015. The defendants filed a joint notice of appeal to the Second DCA, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.3 million, in November 2015. Briefing is underway.

On September 11, 2015, in O’Hara v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Garry O’Hara, 15% at fault and RJR Tobacco 85% at fault, and awarded $14.7 million in compensatory damages and $20 million in punitive damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from one or more smoking-related diseases or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages. Final judgment was entered in September 2015 against RJR Tobacco in the amount of $14.7 million in compensatory damages and $20 million in punitive damages. Post-trial motions were denied in November 2015. RJR Tobacco filed a notice of appeal to the First DCA on December 12, 2015.

On September 22, 2015, in Suarez v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Miami-Dade County, Florida, the jury returned a verdict in favor of the defendants, including RJR Tobacco. The plaintiff alleged that as a result of using the defendants’ products, the decedent, Pio Suarez, suffered from one or more smoking-relating diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory damages, costs and interest. Post-trial motions were denied, and final judgment was entered in November 2015. The plaintiff filed a notice of appeal, and the defendants filed a notice of cross appeal, to the Third DCA in December 2015. Briefing is underway.

On October 5, 2015, in Gordon v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Charlotte County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Ann Gordon, 98% at fault and RJR Tobacco 2% at fault, and awarded $5,000 in compensatory damages. The plaintiff alleged that as a result of using the defendant’s products, the decedent suffered from one or more smoking-related diseases or conditions. The plaintiff sought an unspecified amount of damages plus taxable costs and interest. Final judgment was entered against RJR Tobacco in the amount of $100. The plaintiff did not seek further review.

On October 6, 2015, in Marchese v. R. J. Reynolds Tobacco Co., a case filed in April 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Salvatore Gertrude, 55% at fault, RJR Tobacco 22.5% at fault, and the remaining defendant 22.5% at fault, and awarded $1 million in compensatory damages. The jury also awarded $250,000 in punitive damages against each defendant. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from one or more smoking-related diseases or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Post-trial motions are pending. Final judgment has not been entered.

On October 26, 2015, in Robertson v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of using the defendant’s products, the decedent, David Robertson, suffered from lung cancer. The plaintiff sought an unspecified amount of compensatory damages and interest. Final judgment was entered on November 12, 2015. The plaintiff did not seek further review.

On November 18, 2015, in Barbose v. R. J. Reynolds Tobacco Co., a case pending in Pasco County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, John Barbose, 15% at fault, RJR Tobacco 42.5% at fault and the remaining defendant 42.5% at fault, and awarded $10 million in compensatory damages and $1 million in punitive damages. The damages are to be split equally. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from one or more smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages. Post-trial motions were denied on January 21, 2016. The deadline to file a notice of appeal is February 22, 2016.

On November 20, 2015, in Fanali v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Palm Beach County, Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of using the defendant’s products, the decedent, Thomas Cavalier, suffered from lung cancer and other smoking-related diseases and/or conditions. The plaintiff sought an unspecified amount of compensatory and punitive damages. Final judgment was entered in favor of RJR Tobacco on December 17, 2015. In January 2016, the plaintiff filed a notice of appeal, and RJR Tobacco filed a notice of cross appeal, to the Fourth DCA. Briefing is underway.

On November 23, 2015, in Shulman v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Palm Beach County, Florida, a jury returned a verdict in favor of the defendants, including RJR Tobacco. The plaintiff alleged that as a result of using the defendants’ products, he suffers from bladder cancer, coronary artery disease and chronic obstructive pulmonary disease. The plaintiff sought an unspecified amount of compensatory and punitive damages. Final judgment was entered, the plaintiff filed a notice of appeal and an amended notice of appeal, and the defendants filed a notice of cross appeal to the Fourth DCA in December 2015. Briefing is underway.

On November 24, 2015, in Green v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of using the defendant’s products, she suffers from emphysema. The plaintiff sought an unspecified amount of compensatory and punitive damages. Post-trial motions are pending.

On December 9, 2015, in Monroe v. R. J. Reynolds Tobacco Co., a case pending in Gadsden County, Florida, a jury returned a verdict in favor of the plaintiff, found the plaintiff 42% at fault and RJR Tobacco 58% at fault, and awarded $11 million in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of using the defendant’s products, she developed laryngeal cancer. The plaintiff sought an unspecified amount of damages. Final judgment was entered against RJR Tobacco in the amount of $6.38 million in compensatory damages on December 31, 2015. Post-trial motions are pending.

On December 21, 2015, in Ledoux v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Miami-Dade County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Patricia Ledoux, 6% at fault, RJR Tobacco 47% at fault and the remaining defendant 47% at fault, and awarded $10 million in compensatory damages and $12.5 million in punitive damages against each defendant. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from lung cancer. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Final judgment was entered against the defendants, jointly and severally, in the amount of $10 million in compensatory damages. Punitive damages of $12.5 million was entered against each defendant. Post-trial motions are pending.

On January 25, 2016, in Howles v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Broward County, Florida, the court declared a mistrial because the jury was unable to reach a unanimous verdict. The plaintiff alleged that as a result of using the defendants’ products, she developed an addiction and suffers from one or more smoking-related diseases, including lung cancer. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. A new trial date has not been scheduled.

On January 26, 2016, in Rounds v. R. J. Reynolds Tobacco Co., a case filed in December 2007, in the Circuit Court, Volusia County, Florida, a jury returned a verdict in favor of RJR Tobacco. The plaintiff alleged that as a result of using the defendant’s products, the decedent, Terrence Rounds, allegedly suffered from lung cancer. The plaintiff sought an unspecified amount of compensatory damages, costs and interest.

On January 26, 2016, in Ewing v. R. J. Reynolds Tobacco Co., a case pending in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, James Ewing, 98% at fault, RJR Tobacco 2% at fault and the remaining defendant 0% at fault, and awarded $240,000 in compensatory damages. Punitive damages were not awarded. The plaintiff alleged that as a result of using the defendants’ products, the decedent suffered from one or more smoking-related diseases. The plaintiff sought an unspecified amount of compensatory and punitive damages, costs and interest. Post-trial motions are due by February 12, 2016.

Broin II Cases

RJR Tobacco, Lorillard Tobacco, B&W and other cigarette manufacturer defendants settled Broin v. Philip Morris, Inc. in October 1997. This case had been brought in Florida state court on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. The settlement agreement required the participating tobacco companies to pay a total of $300 million in three annual $100 million installments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of $49 million for the plaintiffs’ counsel’s fees and expenses. RJR Tobacco’s portion of these payments was approximately $86 million; Lorillard Tobacco’s portion of these payments was approximately $57 million; and B&W’s portion of these payments was approximately $31 million. The settlement agreement bars class members from bringing aggregate claims or obtaining punitive damages and also bars individual claims to the extent that they are based on fraud, misrepresentation, conspiracy to commit fraud or misrepresentation, RICO, suppression, concealment or any other alleged intentional or willful conduct. The defendants agreed that, in any individual case brought by a class member, the defendant will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as “general causation.” With respect to all other issues relating to liability, including whether an individual plaintiff s disease was caused by his or her exposure to ETS in airplane cabins, referred to as “specific causation,” the individual plaintiff will have the burden of proof. On September 7, 1999, the Florida Supreme Court approved the settlement. The Broin II cases arose out of the settlement of this case.

On October 5, 2000, the Broin court entered an order applicable to all Broin II cases that the terms of the Broin settlement agreement do not require the individual Broin II plaintiffs to prove the elements of strict liability, breach of warranty or negligence.

Under this order, there is a rebuttable presumption in the plaintiffs’ favor on those elements, and the plaintiffs bear the burden of proving that their alleged adverse health effects actually were caused by exposure to ETS in airplane cabins, that is, specific causation.

As of December 31, 2015, there were 2,499 Broin II lawsuits pending in Florida. There have been no Broin II trials since 2007.

Class-Action Suits

Overview. As of December 31, 2015, 16 class-action cases, excluding the shareholder cases described below, were pending in the United States against Reynolds Defendants. These class actions seek recovery for personal injuries allegedly caused by cigarette smoking or, in some cases, for economic damages allegedly incurred by cigarette or e-cigarette purchasers.

In 1996, the Fifth Circuit Court of Appeals in Castano v. American Tobacco Co. overturned the certification of a nation-wide class of persons whose claims related to alleged addiction to tobacco products. Since this ruling by the Fifth Circuit, most class-action suits have sought certification of state-wide, rather than nation-wide, classes. Class-action suits based on claims similar to those asserted in Castano, claims that class members are at a greater risk of injury or injured by the use of tobacco or exposure to ETS, or claims that seek primarily economic damages are pending against RJR Tobacco, Lorillard Tobacco, or their affiliates or indemnitees in state or federal courts in Illinois, Louisiana, Missouri, West Virginia, California, Florida, New York and New Mexico. All pending class-action cases are discussed below.

The pending class actions against RJR Tobacco or its affiliates or indemnitees include four cases alleging that the use of the term “lights” constitutes unfair and deceptive trade practices under state law or violates the federal RICO statute. Such suits are pending in state or federal courts in Illinois and Missouri and are discussed below under “— ‘Lights’ Cases.”

E-cigarette class-action cases are pending against RJR Vapor, RAI, and other RAI affiliates in California. In general, the plaintiffs allege that RJR Vapor, Lorillard Tobacco, and other RAI affiliates made false and misleading claims that e-cigarettes are less hazardous than other cigarette products or failed to disclose that e-cigarettes expose users to certain substances. The cases are typically filed pursuant to state consumer protection and related statutes and seek recovery of economic damages.

Several class actions relating to claims in advertising and promotional materials for SFNTC’s NATURAL AMERICAN SPIRIT brand cigarettes are pending in federal courts. In general, these plaintiffs allege that use of the words “natural,” “additive-free,” or “organic” in NATURAL AMERICAN SPIRIT advertising and promotional materials suggests that those cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. The cases seek various combinations of recovery, including economic damages, treble damages, statutory damages, punitive damages, injunctive relief (including medical monitoring), and attorneys’ fees, costs and expenses.

Finally, certain third-party payers have filed health-care cost recovery actions in the form of class actions. These cases are discussed below under “— Health-Care Cost Recovery Cases.”

Few smoker class-action complaints have been certified or, if certified, have survived on appeal. Eighteen federal courts, including two courts of appeals, and most state courts that have considered the issue have rejected class certification in such cases. Apart from the Castano case discussed above, only two smoker class actions have been certified by a federal court — In re Simon (II) Litigation, and Schwab [McLaughlin] v. Philip Morris USA, Inc., both of which were filed in the U.S. District Court for the Eastern District of New York and were ultimately decertified.

Camel Cash Cases. Sateriale v. R. J. Reynolds Tobacco Co., is a class action filed in November 2009 in the U.S. District Court for the Central District of California relating to the termination of a series of promotions by RJR Tobacco’s CAMEL brand from 1991 to 2007 known as “Camel Cash.” The plaintiffs originally brought the case on behalf of a putative class of all persons who tried unsuccessfully to redeem Camel Cash certificates from October 1, 1991 through March 31, 2007, or who held Camel Cash certificates as of March 31, 2007. The plaintiffs alleged that RJR Tobacco failed to have any rewards available during the final promotional period. The plaintiffs alleged claims based on the California Unfair Competition Law, the California Consumer Legal Remedies Law, breach of contract and promissory estoppel, and the plaintiffs sought injunctive relief, actual damages, costs and expenses. In January 2010, RJR Tobacco filed a motion to dismiss. In February 2010, the plaintiffs filed an amended complaint. In the amended complaint, the proposed class definition changed to a class consisting of all persons who reside in the U.S. and tried unsuccessfully to redeem Camel Cash certificates, also referred to as C-Notes, from October 1, 2006 to March 31, 2007. The plaintiffs also proposed a California subclass consisting of persons in California meeting the same criteria. In May 2010, RJR Tobacco’s motion to dismiss the amended complaint for lack of subject matter jurisdiction and, alternatively, for failure to state a claim was granted with leave to amend. The plaintiffs filed a second amended complaint. In July 2010, RJR Tobacco’s motion to dismiss the second amended complaint was granted with leave to amend. The plaintiffs filed a third amended complaint, and RJR Tobacco filed a motion to dismiss in September 2010. In December 2010, the district court granted RJR Tobacco’s motion to dismiss with prejudice and entered final judgment. In January 2011, the plaintiffs filed a notice of appeal. In July 2012, the U.S. Court of Appeals for the Ninth Circuit, referred to as the Ninth Circuit, affirmed the dismissal of the plaintiffs ‘ claims under the California Unfair Competition Law and the California Consumer Legal Remedies Acts and reversed the dismissal of the plaintiffs’ claims for promissory estoppel and breach of contract. In October 2012, the Ninth Circuit denied RJR Tobacco’s motion for rehearing or rehearing en banc. RJR Tobacco filed its answer to the plaintiffs’ third amended complaint in December 2012. Following the completion of discovery in June 2014, RJR Tobacco filed a motion for summary judgment, and the plaintiffs filed a motion for class certification. On December 19, 2014, the district court denied RJR Tobacco’s motion for summary judgment, declined to certify a national class, found that the plaintiffs’ promissory estoppel claim could not be tried on a class basis, and, on the plaintiffs’ breach of contract claim, certified a class of “all persons in California who, as adult smokers, were assigned registration numbers by RJR Tobacco, collected C-Notes, and held C-Notes as of October 1, 2006.” RJR Tobacco filed a motion to decertify the class and further discovery was stayed. Subsequently, the parties agreed to a settlement. Pursuant to the proposed settlement, RJR Tobacco would make available non-tobacco merchandise to class members for Camel Cash that they held on October 1, 2006, and pay plaintiffs’ counsel $4.75 million in fees and costs. On January 19, 2016, the court granted its preliminary approval order for the settlement. A fairness hearing will be held by the court on May 2, 2016.

In Feinman v. R. J. Reynolds Tobacco Co., a putative class action filed in September 2015, in the U.S. District Court for the Southern District of New York, the plaintiff brought a case against RJR Tobacco on behalf of a putative class of residents of New York, Iowa and South Dakota who were excluded from the California class in Sateriale ; namely, all persons who resided in New York, Iowa or South Dakota as of October 1, 2006, and who, as adult smokers, purchased Camel-brand filtered cigarettes along with C-Notes, collected C-Notes and held C-Notes as of October 1, 2006. The plaintiff alleges breach of contract claims based on the termination of a series of promotions by RJR Tobacco’s Camel brand from 1991 to 2007 known as “Camel Cash.” On September 28, 2015, RJR Tobacco accepted service of process of the complaint. On January 16, 2016, the court conditionally approved the parties’ settlement agreement and dismissal of the case subject to the court in Sateriale granting its final approval of that settlement agreement.

E-Cigarette Cases. In Diek v. Lorillard Tobacco Co., a putative class action filed in April 2015, in the Superior Court of California, Orange County, the plaintiff brought a case against Lorillard Tobacco and two affiliated entities on behalf of a putative class of purchasers of one or more blu brand e-cigarettes, including e-juices, components thereof, cartridges or accessories sold by the defendants. The plaintiff alleges that certain advertising, marketing and packaging materials for blu brand e-cigarettes made deceptive claims and omitted material information. The plaintiff seeks injunctive relief under California Civil Code §1,750 et seq., injunctive and equitable relief under California Business & Professions Code §17,200 et seq., injunctive relief and damages under California Business and Professions Code §17,500 et seq., and damages for purported breaches of express warranty. On June 18, 2015, pursuant to the terms of the Asset Purchase Agreement, RAI tendered the defense of this action to, and sought indemnification for this action from, Imperial Sub. On June 26, 2015, the defendants removed the action to the U.S. District Court for the Central District of California. On October 2, 2015, the plaintiffs filed an amended complaint naming as defendants RAI, two RAI affiliates, Imperial Sub, and two Imperial Sub affiliates. Pursuant to the terms and conditions of the Asset Purchase Agreement, Imperial Sub has agreed to defend and indemnify RAI and its affiliates.

In Whitney v. ITG Brands, LLC, a putative class action filed in September 2015, in the U.S. District Court for the Northern District of California, the plaintiff brought a case against RAI, an RAI affiliate, Imperial Sub, and an Imperial Sub affiliate on behalf of a putative class of purchasers of blu brand e- cigarettes. The plaintiff alleges that certain advertising, marketing and packaging materials for blu brand e-cigarettes failed to advise purchasers and users that they potentially could be exposed to formaldehyde. The plaintiff asserts claims under California Business & Professions Code §17,200 et seq. and California Civil Code §1,750 et seq. and seeks declaratory relief, restitution, disgorgement, injunctive relief and damages. On September 18, 2015, pursuant to the terms of the Asset Purchase Agreement, RAI tendered the defense of this action to, and sought indemnification for this action from, Imperial Sub. Pursuant to the terms and conditions of the Asset Purchase Agreement, Imperial Sub has agreed to defend and indemnify RAI and its affiliate.

In Harris v. R. J. Reynolds Vapor Co., a putative class action filed in September 2015, in the U.S. District Court for the Northern District of California, the plaintiff brought a case against RJR Vapor on behalf of a putative class of purchasers of VUSE e-cigarettes. The plaintiff alleges that certain advertising, marketing and packaging materials for VUSE e-cigarettes failed to advise purchasers and users that they potentially could be exposed to formaldehyde and acetaldehyde. The plaintiff asserts claim under California Business & Professions Code § 17,200 et seq. and California Civil Code § 1,750 et seq. and seeks declaratory relief, restitution, disgorgement, injunctive relief and damages. RJR Vapor accepted service of process on September 23, 2015. An amended complaint was subsequently filed alleging a violation of Proposition 65. RJR Vapor filed a motion to dismiss on January 8, 2016. A decision is pending.

In Center for Environmental Health v. NJoy, Inc., on November 19, 2015, the Center for Environmental Health filed a complaint in the Superior Court, Alameda County, California against RJR Vapor and several other e-cigarette manufacturers asserting a violation of Proposition 65 for not disclosing that electronic cigarettes, including VUSE, allegedly expose consumers to formaldehyde and acetaldehyde. RJR Vapor filed an answer on December 29, 2015.

“Lights” Cases. As noted above, “lights” class-action cases are pending against RJR Tobacco or B&W in Illinois (2) and Missouri (2). The classes in these cases generally seek to recover $50,000 to $75,000 per class member for compensatory and punitive damages, injunctive and other forms of relief, and attorneys’ fees and costs from RJR Tobacco and/or B&W. In general, the plaintiffs allege that RJR Tobacco or B&W made false and misleading claims that “lights” cigarettes were lower in tar and nicotine and/or were less hazardous or less mutagenic than other cigarettes. The cases typically are filed pursuant to state consumer protection and related statutes.

Many of these “lights” cases were stayed pending review of the Good v. Altria Group, Inc. case by the U.S. Supreme Court. In that “lights” class-action case against Altria Group, Inc. and Philip Morris USA Inc., the U.S. Supreme Court decided that these claims are not preempted by the Federal Cigarette Labeling and Advertising Act or by the Federal Trade Commission’s, referred to as FTC, historic regulation of the industry. Since this decision in December 2008, a number of the stayed cases have become active again.

The seminal “lights” class-action case involves RJR Tobacco’s competitor, Philip Morris, Inc. Trial began in Price v. Philip Morris, Inc. in January 2003. In March 2003, the trial judge entered judgment against Philip Morris in the amount of $7.1 billion in compensatory damages and $3 billion in punitive damages. Based on Illinois law, the bond required to stay execution of the judgment was set initially at $12 billion. Philip Morris pursued various avenues of relief from the $12 billion bond requirement. On December 15, 2005, the Illinois Supreme Court reversed the lower court’s decision and sent the case back to the trial court with instructions to dismiss the case. On December 5, 2006, the trial court granted the defendant’s motion to dismiss and for entry of final judgment. The case was dismissed with prejudice the same day. In December 2008, the plaintiffs filed a petition for relief from judgment, stating that the U.S. Supreme Court’s decision in Good v. Altria Group, Inc. rejected the basis for the reversal. The trial court granted the defendant’s motion to dismiss the plaintiffs’ petition for relief from judgment in February 2009. In March 2009, the plaintiffs filed a notice of appeal to the Illinois Appellate Court, Fifth Judicial District, requesting a reversal of the February 2009 order and remand to the circuit court. On February 24, 2011, the appellate court entered an order, concluding that the two-year time limit for filing a petition for relief from a final judgment began to run when the trial court dismissed the plaintiffs’ lawsuit on December 18, 2006. The appellate court therefore found that the petition was timely, reversed the order of the trial court, and remanded the case for further proceedings. Philip Morris filed a petition for leave to appeal to the Illinois Supreme Court. On September 28, 2011, the Illinois Supreme Court denied Philip Morris’s petition for leave to appeal and returned the case to the trial court for further proceedings. In December 2012, the trial court denied the plaintiffs’ petition for relief from the judgment. The plaintiffs filed a notice of appeal to the Illinois Appellate Court, Fifth Judicial District. In April 2014, the appellate court reinstated the 2003 verdict. In May 2014, Philip Morris filed a petition for leave to appeal to the Illinois Supreme Court and a motion for supervisory order. Philip Morris has requested the Illinois Supreme Court to direct the Fifth Judicial District to vacate its April 2014 judgment and to order the Fifth Judicial District to affirm the trial court’s denial of the plaintiff’s petition for relief from the judgment, or in the alternative, grant its petition for leave to appeal. On September 24, 2014, the Illinois Supreme Court agreed to hear Philip Morris’s appeal. In November 2015, the Illinois Supreme Court vacated the judgments of the lower courts and dismissed the case without prejudice to allow the plaintiffs to file a motion to recall the mandate. The plaintiffs filed a motion to recall the mandate or for other appropriate relief in the Illinois Supreme Court, which was denied on January 11, 2016.

In Turner v. R. J. Reynolds Tobacco Co., a case filed in February 2000, in Circuit Court, Madison County, Illinois, a judge certified a class in November 2001. In November 2003, the Illinois Supreme Court granted RJR Tobacco’s motion for a stay pending the court’s final appeal decision in the Price case mentioned above. The stay subsequently expired, and the court accordingly scheduled a series of status conferences, all of which were continued by agreement of the parties. The next status conference is scheduled for February 24, 2016.

In Howard v. Brown & Williamson Tobacco Corp., another case filed in February 2000 in Circuit Court, Madison County, Illinois, a judge certified a class in December 2001. In June 2003, the trial judge issued an order staying all proceedings pending resolution of the Price case mentioned above. The plaintiffs appealed this stay order to the Illinois Fifth District Court of Appeals, which affirmed the Circuit Court’s stay order in August 2005. There is currently no activity in the case.

A “lights” class-action case is pending against each of RJR Tobacco and B&W in Missouri. In Collora v. R. J. Reynolds Tobacco Co., a case filed in May 2000 in Circuit Court, St. Louis County, Missouri, a judge in St. Louis certified a class in December 2003. In April 2007, the court granted the plaintiffs’ motion to reassign Collora and the following cases to a single general division: Craft v. Philip Morris USA Inc. and Black v. Brown & Williamson Tobacco Corp., discussed below. In April 2008, the court stayed the case pending U.S. Supreme Court review in Good v. Altria Group, Inc. A nominal trial date of January 10, 2011 was scheduled, but it did not proceed at that time. A status conference is scheduled for February 22, 2016.

Finally, in Black v. Brown & Williamson Tobacco Corp., a case filed in November 2000 in Circuit Court, City of St. Louis, Missouri, the trial court, in April 2008, stayed the case pending U.S. Supreme Court review in Good v. Altria Group, Inc. A nominal trial date of January 10, 2011, was scheduled, but it did not proceed at that time. A status conference is scheduled for February 22, 2016.

In the event RJR Tobacco and its affiliates or indemnitees lose one or more of the pending “lights” class-action suits, RJR Tobacco, depending upon the amount of any damages ordered, could face difficulties in its ability to pay the judgment or obtain any bond required to stay execution of the judgment which could have a material adverse effect on RJR Tobacco’s, and consequently RAI’s, results of operations, cash flows or financial position.

No Additive/Natural Claim Cases. Following the FDA’s August 27, 2015, warning letter to SFNTC relating to the use of the words “natural” and “additive-free” in the labeling, advertising, and promotional materials for NATURAL AMERICAN SPIRIT brand cigarettes, plaintiffs purporting to bring claims on behalf of themselves and others have filed putative class actions against SFNTC and RAI. There are currently a total of seven such actions that are pending in the U.S. district courts for the Southern and Middle Districts of Florida, Southern District of New York, District of New Mexico, and Northern District of California. The claims asserted in these actions are based on alleged violations of state deceptive and unfair trade practice statutes, state common law, fraud, negligent misrepresentation, and unjust enrichment, and the cases seek various combinations of recovery, including economic damages, injunctive relief, interest, restitution, disgorgement, treble and punitive damages, and attorneys’ fees and costs. On January 6, 2016, the plaintiffs in one of these actions filed a motion before the U.S. Judicial Panel On Multidistrict Litigation to consolidate these actions, referred to as the MDL Motion. SFNTC and RAI responded to the motion on January 27, 2016, and the hearing before the Judicial Panel On Multidistrict Litigation is anticipated on the Panel’s March 31, 2016 or May 26, 2016 hearing dates.

In Sproule v. Santa Fe Natural Tobacco Co., a putative class action filed in September 2015, in the U.S. District Court for the Southern District of Florida, the plaintiff brought a case against SFNTC and RAI on behalf of a nationwide putative class of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes. The plaintiff alleges that use of the words “natural,” “additive-free,” “organic,” and “unadulterated tobacco product,” suggests that NATURAL AMERICAN SPIRIT brand cigarettes are healthier than or present reduced health risks as compared to other cigarettes. The plaintiff asserts claims based on alleged violations of the Florida Deceptive and Unfair Trade Practices Act, as well as claims for fraud, negligent misrepresentation, unjust enrichment, and, as to RAI, for aiding and abetting and vicarious liability. The plaintiff seeks injunctive relief, including medical monitoring and smoking cessation programs, compensatory damages, civil penalties and statutory damages, prejudgment and post-judgment interest, attorneys’ fees and punitive damages. The defendants filed a motion to dismiss on December 15, 2015. On January 26, 2016, the Sproule court stayed all proceedings pending resolution of the MDL Motion.

In Brattain v. Santa Fe Natural Tobacco Co., a putative class action filed in October 2015, in the U.S. District Court for the Northern District of California, the plaintiff brought the case against SFNTC and RAI on behalf of a putative class of California purchasers of NATURAL AMERICAN SPIRIT brand cigarettes. The plaintiff alleges that use of the words “natural,” “100% additive free,” and “organic” suggests that NATURAL AMERICAN SPIRIT brand cigarettes are healthier than or present reduced health risks as compared to other cigarettes. The plaintiff asserts claims based on alleged violations of the California Business & Professions Code § 17,500 et seq., California Business & Professions Code § 17,200 et seq. and California Civil Code § 1,750 et seq., and seeks injunctive relief, restitution, disgorgement, compensatory damages, attorneys’ fees, costs and prejudgment and post-judgment interest. The defendants filed a motion to dismiss on December 14, 2015. On January 22, 2016, the Brattain court stayed all proceedings pending resolution of the MDL Motion.

In Rothman v. Santa Fe Natural Tobacco Co., a putative class action filed in November 2015, in the U.S. District Court for the Southern District of New York, the plaintiff brought a case against SFNTC and RAI on behalf of a putative class of New York purchasers of NATURAL AMERICAN SPIRIT brand cigarettes. The plaintiff alleges that the use of the words “natural” and “additive-free” suggest that NATURAL AMERICAN SPIRIT brand cigarettes present a lower risk of tobacco-related disease and are less harmful than other commercially available cigarettes. The plaintiff asserts claims based on alleged violations of New York General Business Law §§ 349-50 and a claim for unjust enrichment. The plaintiff seeks injunctive relief, compensatory damages, statutory damages, restitution, and attorneys’ fees and expenses. The defendants have not yet filed their initial response. On January 25, 2016, the parties jointly requested a stay of all proceedings pending resolution of the MDL Motion.

In Dunn v. Santa Fe Natural Tobacco Co., a putative class action filed in December 2015, in the U.S. District Court for the District of New Mexico, the plaintiff brought a case against SFNTC on behalf of a nationwide putative class (and Minnesota subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes. The plaintiff alleges that the use of the word “natural” suggests that NATURAL AMERICAN SPIRIT brand cigarettes are less harmful than other commercially available cigarettes. The plaintiff asserts claims based on alleged violations of the Minnesota Consumer Fraud Act, Minnesota Unlawful Trade Practices Act, Minnesota Deceptive Trade Practices Act, Minnesota False Advertising Law, and New Mexico Unfair Trade Practices Act, negligent misrepresentation, and unjust enrichment. The plaintiff seeks compensatory, treble, and punitive damages, restitution, disgorgement, injunctive relief, and attorneys’ fees and costs. The defendants have not yet filed their initial response. On February 1, 2016, the parties filed a joint motion to stay all proceedings pending resolution of the MDL Motion.

In Haksal v. Santa Fe Natural Tobacco Co., a putative class action filed in December 2015, in the U.S. District Court for the District of New Mexico, the plaintiffs brought a case against SFNTC and RAI on behalf of a nationwide putative class (and California, Illinois, Minnesota, and New Mexico subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes. The plaintiffs allege that the use of the words “natural,” “additive-free,” and “organic” and the use of Native American imagery, suggests that NATURAL AMERICAN SPIRIT brand cigarettes are less harmful than other commercially available cigarettes. The plaintiffs further challenge use of the description “natural” based on alleged use of artificial fertilizers and tobacco produced from genetically modified organism (GMO) tobacco, and allege false and misleading environmental claims. The plaintiffs assert claims based on alleged violations of the New Mexico Unfair Practices Act, New Mexico False Advertising Act, California Unfair Competition Law, California False Advertising Law, Minnesota Uniform Deceptive Trade Practices Act, Minnesota Prevention of Consumer Fraud Act, Minnesota False Statement in Advertising Act, Illinois Consumer Fraud and Deceptive Business Practices Act, and Illinois Uniform Deceptive Trade Practices Act, fraud, intentional misrepresentation, deceit, negligent misrepresentation, quasi-contract, and unjust enrichment. The plaintiffs seek compensatory exemplary, treble, and punitive damages, restitution, disgorgement, attorneys’ fees and costs, and injunctive relief, including recall of allegedly unlawfully labeled product. The defendants have not yet filed their initial response. On February 1, 2016, the parties filed a joint motion to stay all proceedings pending resolution of the MDL Motion.

In Cuebas v. Santa Fe Natural Tobacco Co., a putative class action filed in January 2016, in the U.S. District Court for the Southern District of New York, the plaintiff brought a case against SFNTC and RAI on behalf of a nationwide putative class (and New York subclass) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes. The plaintiff alleges that the use of the words “natural,” “additive-free,” “100% additive free,” “organic,” and “unadulterated tobacco product” suggest that NATURAL AMERICAN SPIRIT brand cigarettes are less harmful than other commercially available cigarettes.

The plaintiff asserts claims based on alleged violations of New York General Business Law §§ 349-50, fraud, negligent misrepresentation, and unjust enrichment. The plaintiff seeks compensatory, treble and exemplary damages, civil penalties, injunctive relief including medical monitoring and smoking cessation programs, interest, attorneys’ fees, costs, and punitive damages. The defendants have not yet filed their initial response.

In Okstad v. Santa Fe Natural Tobacco Co., a putative class action filed in January 2016, in the U.S. District Court for the Middle District of Florida, the plaintiffs brought a case against SFNTC and RAI on behalf of a nationwide putative class and sixteen putative state-based subclasses (Alabama, California, Colorado, Florida, Georgia, Iowa, Illinois, Maryland, Maine, North Carolina, New Jersey, Ohio, Oregon, Pennsylvania, Texas and Wisconsin subclasses) of purchasers of NATURAL AMERICAN SPIRIT brand cigarettes. The plaintiffs allege that the use of the words “natural,” “additive free,” “100% additive free,” “organic,” and “unadulterated tobacco product” suggests that NATURAL AMERICAN SPIRIT brand cigarettes are less harmful than other commercially available cigarettes. On behalf of the putative nationwide class, plaintiffs assert common law claims of alleged fraud, negligent misrepresentation, and unjust enrichment. On behalf of the 16 state-based subclasses, plaintiffs assert claims based on alleged violations of the Alabama Deceptive Trade Practice Act, California Consumers Legal Remedies Act, California False Advertising Law, Colorado Consumer Protection Act, Georgia’s Fair Business Practices Act, Georgia’s Uniform Deceptive Trade Practices Act, Illinois Consumer Fraud and Deceptive Business Practices Act, Iowa Private Right of Action for Consumer Frauds Act, Maine Unfair Trade Practices Act, Maryland Consumer Protection Act, New Jersey Consumer Fraud Act, North Carolina Unfair and Deceptive Trade Practices Act, Ohio Consumer Sales Practices Act, Oregon Unlawful Trade Practices Act, Pennsylvania Unfair Trade Practices and Consumer Protection Law, Texas Deceptive Trade Practices Act, and Wisconsin Deceptive Trade Practices Act. The plaintiffs seek compensatory, treble, and exemplary damages, injunctive relief, including medical monitoring and smoking cessation programs, civil penalties, interest, attorneys’ fees, costs, and punitive damages. The defendants have not yet filed their initial response.

Other Class Actions. In Young v. American Tobacco Co., Inc., a case filed in November 1997 in Circuit Court, Orleans Parish, Louisiana, the plaintiffs brought an ETS class action against U.S. cigarette manufacturers, including RJR Tobacco and B&W, and parent companies of U.S. cigarette manufacturers, including RJR, on behalf of all residents of Louisiana who, though not themselves cigarette smokers, have been exposed to secondhand smoke from cigarettes which were manufactured by the defendants, and who allegedly suffered injury as a result of that exposure. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. In March 2013, the court entered an order staying the case, including all discovery, pending the implementation of the smoking cessation program ordered by the court in Scott v. The American Tobacco Co.

In Parsons v. A C & S, Inc., a case filed in February 1998 in Circuit Court, Ohio County, West Virginia, the plaintiff sued asbestos manufacturers, U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, and parent companies of U.S. cigarette manufacturers, including RJR and Lorillard, seeking to recover $1 million in compensatory and punitive damages individually and an unspecified amount for the class in both compensatory and punitive damages. The case was brought on behalf of persons who allegedly have personal injury claims arising from their exposure to respirable asbestos fibers and cigarette smoke. The plaintiffs allege that Mrs. Parsons’ use of tobacco products and exposure to asbestos products caused her to develop lung cancer and to become addicted to tobacco. In December 2000, three defendants, Nitral Liquidators, Inc., Desseaux Corporation of North America and Armstrong World Industries, filed bankruptcy petitions in the U.S. Bankruptcy Court for the District of Delaware, In re Armstrong World Industries, Inc. Pursuant to section 362(a) of the Bankruptcy Code, Parsons is automatically stayed with respect to all defendants who filed for bankruptcy. The case remains pending against the other defendants, including RJR Tobacco and Lorillard Tobacco, but it has long been dormant.

Finally, in Jones v. American Tobacco Co., Inc., a case filed in December 1998 in Circuit Court, Jackson County, Missouri, the defendants removed the case to the U.S. District Court for the Western District of Missouri in February 1999. The action was brought against the major U.S. cigarette manufacturers, including RJR Tobacco, B&W, Lorillard Tobacco, and parent companies of U.S. cigarette manufacturers, including RJR and Lorillard, by tobacco product users and purchasers on behalf of all similarly situated Missouri consumers. The plaintiffs allege that their use of the defendants’ tobacco products has caused them to become addicted to nicotine. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. The case was remanded to the Circuit Court in February 1999. There is currently no activity in this case.

Filter Cases

Claims have been brought against Lorillard Tobacco and Lorillard by individuals who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. As of December 31, 2015, Lorillard Tobacco and/or Lorillard was a defendant in 64 Filter Cases. Since January 1, 2012, Lorillard Tobacco has paid, or has reached agreement to pay, a total of approximately $51.8 million in settlements to resolve 187 claims asserted in Filter Cases.

Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material.

On September 13, 2013, the jury in DeLisle v. A. W. Chesterton Company, a case tried in the Circuit Court for the 17th Judicial Circuit, Broward County, Florida, found in favor of the plaintiffs as to their claims for negligence and strict liability, and awarded $8 million. Lorillard Tobacco is responsible for 44%, or $3.52 million. Judgment was entered on November 6, 2013. Lorillard Tobacco filed its notice of appeal on November 18, 2013. Briefing is complete. Oral argument is scheduled for February 16, 2016.

Health-Care Cost Recovery Cases

Health-care cost recovery cases have been brought by a variety of plaintiffs. Other than certain governmental actions, these cases largely have been unsuccessful on remoteness grounds, which means that one who pays an injured person’s medical expenses is legally too remote to maintain an action against the person allegedly responsible for the injury.

As of December 31, 2015, two health-care cost recovery cases were pending in the United States against RJR Tobacco, B&W, Lorillard Tobacco, or all three, as discussed below after the discussion of the State Settlement Agreements. A limited number of claimants have filed suit against RJR Tobacco, one of its affiliates, and other tobacco industry defendants to recover funds for health care, medical and other assistance paid by foreign provincial governments in treating their citizens. For additional information on these cases, see “— International Cases” below.

State Settlement Agreements. In June 1994, the Mississippi Attorney General brought an action, Moore v. American Tobacco Co., against various industry members, including RJR Tobacco, B&W and Lorillard Tobacco. This case was brought on behalf of the state to recover state funds paid for health care and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. Most other states, through their attorneys general or other state agencies, sued RJR Tobacco, B&W, Lorillard Tobacco and other U.S. cigarette manufacturers based on similar theories. The cigarette manufacturer defendants, including RJR Tobacco, B&W and Lorillard Tobacco, settled the first four of these cases scheduled for trial — Mississippi, Florida, Texas and Minnesota — by separate agreements with each such state.

On November 23, 1998, the major U.S. cigarette manufacturers, including RJR Tobacco, B&W and Lorillard Tobacco, entered into the Master Settlement Agreement with attorneys general representing the remaining 46 states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas. Effective on November 12, 1999, the MSA settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and released various additional present and future claims.

In the settling jurisdictions, the MSA released RJR Tobacco, B&W, Lorillard Tobacco, and their affiliates and indemnitees, including RAI and Lorillard, from:

•	all claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to past conduct arising out of the use, sale, distribution, manufacture, development, advertising, marketing or health effects of, the exposure to, or research, statements or warnings about, tobacco products; and

•	all monetary claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to future conduct arising out of the use of or exposure to, tobacco products that have been manufactured in the ordinary course of business.

Set forth below is the unadjusted tobacco industry settlement payment schedule (in millions) for 2013 and beyond:

	2013	2014	2015 and thereafter
First Four States’ Settlements:[1]
Mississippi Annual Payment	$136	$136	$136
Florida Annual Payment	440	440	440
Texas Annual Payment	580	580	580
Minnesota Annual Payment	204	204	204
Remaining Jurisdictions’ Settlement:
Annual Payments[1]	8,004	8,004	8,004

Total	$9,364	$9,364	$9,364

[1]	Subject to adjustments for changes in sales volume, inflation and other factors. All payments are to be allocated among the companies on the basis of relative market share. For further information, see “— State Settlement Agreements — Enforcement and Validity; Adjustments” below.

RAI’s operating subsidiaries expenses and payments under the State Settlement Agreements for 2013, 2014 and 2015, and the projected expenses and payments for 2016 and beyond (in millions) are set forth below2.

	2013	2014	2015	2016		2017		2018 and thereafter
Settlement expenses	$1,819	$1,917	$2,403						—
Settlement cash payments	$2,582	$1,985	$2,166						—
Projected settlement expenses				$	>2,800	$	>3,100	$	>3,200
Projected settlement cash payments				$	>3,100	$	>2,800	$	>3,100

[2]	Amounts beginning in 2013 reflect the impact of the Term Sheet described below under “— State Settlement Agreements — Enforcement and Validity; Adjustments — Partial Settlement of Certain NPM Adjustment Claims.”

The State Settlement Agreements also contain provisions restricting the marketing of tobacco products. Among these provisions are restrictions or prohibitions on the use of cartoon characters, brand-name sponsorships, apparel and other merchandise, outdoor and transit advertising, payments for product placement, free sampling and lobbying. Furthermore, the State Settlement Agreements required the dissolution of three industry-sponsored research and trade organizations.

The State Settlement Agreements have materially adversely affected RJR Tobacco’s shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJR Tobacco in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in U.S. cigarette sales in the premium and value categories, RJR Tobacco’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

U.S. Department of Justice Case. On September 22, 1999, in United States v. Philip Morris USA Inc., the U.S. Department of Justice brought an action against RJR Tobacco, B&W, Lorillard Tobacco and other tobacco companies in the U.S. District Court for the District of Columbia. The government initially sought to recover federal funds expended by the federal government in providing health care to smokers who developed diseases and injuries alleged to be smoking-related, based on several federal statutes. In addition, the government sought, pursuant to the civil provisions of RICO, disgorgement of profits the government contends were earned as a consequence of a RICO racketeering “enterprise.” In September 2000, the district court dismissed the government’s claims asserted under the Medical Care Recovery Act as well as those under the Medicare Secondary Payer provisions of the Social Security Act, but did not dismiss the RICO claims. In February 20 05, the D.C. Circuit ruled that disgorgement is not an available remedy in this case. The government’s petition for writ of certiorari with the U.S. Supreme Court was denied in October 2005. The non-jury, bench trial began in September 2004, and closing arguments concluded in June 2005.

On August 17, 2006, the district court found certain defendants, including RJR Tobacco, B&W and Lorillard Tobacco had violated RICO, but did not impose any direct financial penalties. The district court instead enjoined RJR Tobacco, Lorillard Tobacco and the defendants from committing future racketeering acts, participating in certain trade organizations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as “low tar,” “light,” “ultra light,” “mild” and “natural.” The district court also ordered RJR Tobacco, Lorillard Tobacco and the other defendants to issue “corrective communications” on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining web sites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants’ ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court’s order, and ordered certain defendants to reimburse the U.S. Department of Justice its taxable costs incurred in connection with the case.

Certain defendants, including RJR Tobacco and Lorillard Tobacco, filed notices of appeal to the D.C. Circuit in September 2006. The government filed its notice of appeal in October 2006. In addition, the defendants, including RJR Tobacco and Lorillard Tobacco, filed joint motions asking the district court to clarify and to stay its order pending the defendants’ appeal. On September 28, 2006, the district court denied the defendants’ motion to stay. On September 29, 2006, the defendants, including RJR Tobacco and Lorillard Tobacco, filed a motion asking the D.C. Circuit to stay the district court’s order pending the defendants’ appeal. The D.C. Circuit granted the motion in October 2006.

In November 2006, the D.C. Circuit stayed the appeals pending the district court’s ruling on the defendants’ motion for clarification. The defendants’ motion was granted in part and denied in part. The defendants’ motion as to the meaning and applicability of the general injunctive relief of the August 2006 order was denied. The request for clarification as to the scope of the provisions in the order prohibiting the use of descriptors and requiring corrective statements at retail point of sale was granted. The district court also ruled that the provisions prohibiting the use of express or implied health messages or descriptors do apply to the actions of the defendants taken outside of the United States.

In May 2009, the D.C. Circuit largely affirmed the finding of liability against the tobacco defendants and remanded to the trial court for dismissal of the trade organizations. The D.C. Circuit also largely affirmed the remedial order, including the denial of additional remedies, but vacated the order and remanded for further proceedings as to the following four discrete issues:

•	the issue of the extent of B&W’s control over tobacco operations was remanded for further fact finding and clarification;

•	the remedial order was vacated to the extent that it binds all defendants’ subsidiaries and was remanded to the district court for determination as to whether inclusion of the subsidiaries and which of the subsidiaries satisfy Rule 65(d) of the Federal Rules of Civil Procedure;

•	the D.C. Circuit held that the provision found in paragraph four of the injunction, concerning the use of any express or implied health message or health descriptor for any cigarette brand, should not be read to govern overseas sales. The issue was remanded to the district court with instructions to reformulate it so as to exempt foreign activities that have no substantial, direct and foreseeable domestic effects; and

•	the remedial order was vacated regarding “point of sale” displays and remanded for the district court to evaluate and make due provisions for the rights of innocent persons, either by abandoning this part of the remedial order or re-crafting a new version reflecting the rights of third parties.

RJR Tobacco, Lorillard Tobacco and the other defendants, as well as the Department of Justice, filed petitions for writ of certiorari to the U.S. Supreme Court in February 2010. In June 2010, the U.S. Supreme Court denied the parties’ petitions for writ of certiorari.

Post-remand proceedings are underway to determine the extent to which the original order will be implemented. On December 22, 2010, the district court dismissed B&W from the litigation. On March 3, 2011, the defendants filed a motion for vacatur, in which they moved to vacate the district court’s injunctions and factual findings and dismiss the case in its entirety. The court denied the motion on June 1, 2011. The defendants filed a notice of appeal. In addition, the parties to the lawsuit entered into an agreement concerning certain technical obligations regarding their public websites. Pursuant to this agreement, RJR Tobacco agreed to deposit $3.125 million, and Lorillard Tobacco agreed to deposit $650,000, over three years into the registry of the district court. Those deposits are now complete. In July 2012, the D.C. Circuit affirmed the district court’s denial of the defendants’ motion to vacate the injunctions. In November 2012, the trial court entered an order wherein the court determined the language to be included in the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them. After extensive mediation led the parties to an implementation agreement, the district court entered an implementation order on June 2, 2014. The defendants filed a consolidated appeal challenging both the content of the court-ordered statements and the requirement that those statements be published in redundant media. On May 22,

2015, the D.C. Circuit reversed the corrective statements order in part, affirmed in part, and remanded to the district court for further proceedings. On June 30, 2015, the district court held a status conference to discuss briefing and scheduling of future submissions in light of the D.C. Circuit’ s decision on the corrective statement issue. On July 7, 2015, the U.S. Department of Justice filed a motion for rehearing with the D.C. Circuit, which was denied on August 5, 2015. On August 20, 2015, the district court directed the parties to undertake mediation in order to attempt to reach agreement on the wording of the corrective-statements preamble. The parties were unable to reach agreement. On October 1, 2015, the district court held a status conference at which it ordered the parties to propose new corrective-statements preambles and brief their proposals in October and November 2015. Proceedings on remand remain ongoing. In light of the corrective-statements implementation order, $20 million has been accrued for the estimated costs of the corrective communications and is included in the consolidated balance sheet as of December 31, 2015.

Native American Tribe Case. As of December 31, 2015, one Native American tribe case was pending before a tribal court against RJR Tobacco, B&W and Lorillard Tobacco, Crow Creek Sioux Tribe v. American Tobacco Co., a case filed in September 1997 in Tribal Court, Crow Creek Sioux, South Dakota. The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program, and disgorgement of unjust profits from sales to minors. The plaintiffs claim that the defendants are liable under the following theories: unlawful marketing and targeting of minors, contributing to the delinquency of minors, unfair and deceptive acts or practices, unreasonable restraint of trade and unfair method of competition, negligence, negligence per se, conspiracy and restitution of unjust enrichment. The case is dormant.

International Cases. Each of the ten Canadian provinces has filed a health-care cost recovery action against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates. In these actions, the Canadian provinces are seeking to recover for health care, medical and other assistance paid and to be paid in treating their citizens for tobacco-related disease. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its affiliate in these actions.

•	British Columbia - In 1997, British Columbia enacted a statute, subsequently amended, which created a civil cause of action for the government to recover the costs of health-care benefits incurred for insured populations of British Columbia residents resulting from tobacco-related disease. An action brought on behalf of the Province of British Columbia pursuant to the statute against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and certain of its affiliates, was dismissed in February 2000 when the British Columbia Supreme Court ruled that the legislation was unconstitutional and set aside service ex juris against the foreign defendants for that reason. British Columbia then enacted a revised statute, pursuant to which an action was filed in January 2001 against many of the same defendants, including RJR Tobacco and one of its affiliates, in Supreme Court of British Columbia, Vancouver Registry. In that action, the British Columbia government seeks to recover the present value of its total expenditures for health-care benefits provided for insured persons resulting from tobacco-related disease or the risk of tobacco-related disease caused by alleged breaches of duty by the manufacturers, the present value of its estimated total expenditures for health-care benefits that reasonably could be expected to be provided for those insured persons resulting from tobacco-related disease or the risk of tobacco-related disease in the future, court ordered interest, and costs, or in the alternative, special or increased costs. The government alleges that the defendants are liable under the British Columbia statute by reason of their “tobacco related wrongs,” which are alleged to include: selling defective products, failure to warn, sale of cigarettes to children and adolescents, strict liability, deceit and misrepresentation, violation of trade practice and competition acts, concerted action, and joint liability. RJR Tobacco and its affiliate filed statements of defense in January 2007. Pretrial discovery is ongoing.

•

New Brunswick - In March 2008, a case was filed on behalf of Her Majesty the Queen in Right of the Province of New Brunswick, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Court of Queen’s Bench of New Brunswick, Judicial District of Fredericton. The claim is brought pursuant to New Brunswick legislation enacted in 2008, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the New Brunswick government seeks to recover essentially the same types of damages that are being sought in the British Columbia action described above based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in March 2010. Pretrial discovery is ongoing.

•	Ontario - In September 2009, a case was filed on behalf of the Province of Ontario, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Ontario Superior Court of Justice, Toronto. The claim is brought pursuant to Ontario legislation enacted in 2009, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Ontario government seeks to recover essentially the same types of damages that are being sought in the British Columbia and New Brunswick actions described above based on analogous theories of liability, although the government also asserted claims based on the illegal importation of cigarettes, which claims were deleted in an amended statement of claim filed in August 2010. Preliminary motions are pending.

•	Newfoundland and Labrador - In February 2011, a case was filed on behalf of the Province of Newfoundland and Labrador, Canada against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Supreme Court of Newfoundland and Labrador, St. John’s. The claim is brought pursuant to legislation passed in Newfoundland in 2001 and proclaimed in February 2011, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Newfoundland government seeks to recover essentially the same types of damages that are being sought in the British Columbia and other provincial actions described above based on analogous theories of liability. Preliminary motions are pending.

•	Manitoba - In May 2012, a case was filed on behalf of the Province of Manitoba, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Court of Queen’s Bench, Winnipeg Judicial Centre. The claim is brought pursuant to legislation assented to in 2006 and proclaimed in 2012, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Manitoba government seeks to recover essentially the same types of damages that are being sought in the British Columbia and other provincial actions described above based on analogous theories of liability. A jurisdictional challenge brought by RJR Tobacco and its affiliate was dismissed. RJR Tobacco and its affiliate filed statements of defense in September 2014.

•	Quebec - In June 2012, a case was filed on behalf of the Province of Quebec, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Superior Court of Quebec, District of Montreal. The claim is brought pursuant to legislation enacted in Quebec in 2009, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Quebec government seeks to recover essentially the same types of damages that are being sought in the British Columbia and other provincial actions described above based on analogous theories of liability. RJR Tobacco and its affiliate have brought a motion challenging the jurisdiction of the Quebec court, which was dismissed. RJR Tobacco and its affiliate filed defenses in December 2014. Pretrial discovery is ongoing. Separately, in August 2009, certain Canadian manufacturers filed a constitutional challenge to the Quebec statute, which was dismissed. An appeal from that decision was dismissed on September 28, 2015. Leave to appeal has been sought.

•	Saskatchewan - In June 2012, a case was filed on behalf of the Province of Saskatchewan, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Court of Queen’s Bench, Judicial Centre of Saskatoon. The claim is brought pursuant to legislation assented to in 2007 and proclaimed in 2012, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Saskatchewan government seeks to recover essentially the same types of damages that are being sought in the British Columbia and other provincial actions described above based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in February 2015.

•

Alberta - In June 2012, a case was filed on behalf of the Province of Alberta, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Court of Queen’s Bench of Alberta Judicial Centre of Calgary. The claim is brought pursuant to legislation assented to in 2009 and proclaimed in 2012, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Alberta government seeks to recover essentially the same types of damages that are being sought in the British Columbia and other provincial actions described above based on analogous theories of liability. Preliminary motions are pending.

•	Prince Edward Island - In September 2012, a case was filed on behalf of the Province of Prince Edward Island, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Supreme Court of Prince Edward Island, Charlottetown. The claim is brought pursuant to legislation assented to in 2009 and proclaimed in 2012, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Prince Edward Island government seeks to recover essentially the same types of damages that are being sought in the British Columbia and other provincial actions described above based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in February 2015.

•	Nova Scotia - In January 2015, a case was filed on behalf of the Province of Nova Scotia, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Supreme Court of Nova Scotia, Halifax. The claim is brought pursuant to legislation assented to in 2005 and proclaimed in 2014, which legislation is substantially similar to the revised British Columbia statute described above. In this action, the Nova Scotia government seeks to recover essentially the same types of damages that are being sought in the British Columbia and other provincial actions described above based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in July 2015.

The following seven putative Canadian class actions were filed against various Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in courts in the Provinces of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario and Saskatchewan, although the plaintiffs’ counsel have been actively pursuing only Bourassa, the action pending in British Columbia, at this time:

•	In Kunka v. Canadian Tobacco Manufacturers’ Council, a case filed in June 2009 in the Court of Queen’s Bench, Winnepeg Judicial Centre against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiff, an individual smoker, alleging her own addiction and chronic obstructive pulmonary disease, severe asthma and lung disease resulting from the use of tobacco products, is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all individuals, including their estates, and their dependents and family members, who purchased or smoked cigarettes manufactured by the defendants, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Dorion v. Canadian Tobacco Manufacturers’ Council, a case filed in June 2009, in the Court of Queen’s Bench of Alberta, Judicial Centre of Calgary against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiff, an individual smoker, alleging her own addiction and chronic bronchitis resulting from the use of tobacco products, is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all individuals, including their estates, dependents and family members, who purchased or smoked cigarettes designed, manufactured, marketed or distributed by the defendants, as well as restitution of profits and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

•	In Semple v. Canadian Tobacco Manufacturers’ Council, a case filed in June 2009 in the Supreme Court of Nova Scotia, Halifax against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiff, an individual smoker, alleging his own addiction and chronic obstructive pulmonary disease resulting from the use of tobacco products, is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all individuals, including their estates, dependents and family members, who purchased or smoked cigarettes designed, manufactured, marketed or distributed by the defendants for the period from January 1, 1954, to the expiry of the opt-out period as set by the court, as well as restitution of profits and reimbursement of government expenditure for health-care costs allegedly caused by the use of tobacco products.

•	In Adams v. Canadian Tobacco Manufacturers’ Council, a case filed in July 2009 in the Court of Queen’s Bench, Judicial Centre of Regina, against Canadian and non-Canadian tobacco-

related entities, including RJR Tobacco and one of its affiliates, the plaintiff, an individual smoker, alleging her own addiction and chronic obstructive pulmonary disease resulting from the use of tobacco products, is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all individuals who were alive on July 10, 2009, and who have suffered, or who currently suffer, from chronic obstructive pulmonary disease, emphysema, heart disease or cancer, after having smoked a minimum of 25,000 cigarettes designed, manufactured, imported, marketed or distributed by the defendants, as well as disgorgement of revenues earned by the defendants. RJR Tobacco and its affiliate have brought a motion challenging the jurisdiction of the Saskatchewan court.

•	In Bourassa v. Imperial Tobacco Canada Limited, a case filed in June 2010 in the Supreme Court of British Columbia, Victoria Registry against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiff, the heir to a deceased smoker, alleging that the deceased was addicted to and suffered emphysema resulting from the use of tobacco products, is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all individuals, including their estates, who were alive on June 12, 2007, and who have suffered, or who currently suffer from chronic respiratory diseases, after having smoked a minimum of 25,000 cigarettes designed, manufactured, imported, marketed, or distributed by the defendants, as well as disgorgement of revenues earned by the defendants from January 1, 1954, to the date the claim was filed. RJR Tobacco and its affiliate have filed a challenge to the jurisdiction of the British Columbia court. The plaintiff filed a motion for certification in April 2012, and filed affidavits in support in August 2013. An amended claim was filed in December 2014.

•	In McDermid v. Imperial Tobacco Canada Limited, a case filed in June 2010 in the Supreme Court of British Columbia, Victoria Registry against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiff, an individual smoker, alleging his own addiction and heart disease resulting from the use of tobacco products, is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all individuals, including their estates, who were alive on June 12, 2007, and who have suffered, or who currently suffer from heart disease, after having smoked a minimum of 25,000 cigarettes designed, manufactured, imported, marketed, or distributed by the defendants, as well as disgorgement of revenues earned by the defendants from January 1, 1954, to the date the claim was filed. RJR Tobacco and its affiliate have filed a challenge to the jurisdiction of the British Columbia court.

•	In Jacklin v. Canadian Tobacco Manufacturers’ Council, a case filed in June 2012 in the Ontario Superior Court of Justice, St. Catherines, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiff, an individual smoker, alleging her own addiction and chronic obstructive pulmonary disease resulting from the use of tobacco products, is seeking compensatory and unspecified punitive damages on behalf of a proposed class comprised of all individuals, including their estates, who were alive on June 12, 2007, and who have suffered, or who currently suffer from chronic obstructive pulmonary disease, heart disease, or cancer, after having smoked a minimum of 25,000 cigarettes designed, manufactured, imported, marketed, or distributed by the defendants, as well as restitution of profits, and reimbursement of government expenditure for health-care benefits allegedly caused by the use of tobacco products.

In each of these seven cases, the plaintiffs allege fraud, fraudulent concealment, breach of warranty, breach of warranty of merchantability and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a “special duty” to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability, joint liability, and violations of various trade practices and competition statutes. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these seven actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its current or former affiliates in these actions.

State Settlement Agreements — Enforcement and Validity; Adjustments

As of December 31, 2015, there were 27 cases concerning the enforcement, validity or interpretation of the State Settlement Agreements in which RJR Tobacco, B&W or Lorillard Tobacco is a party. This number includes those cases, discussed below, relating to disputed payments under the State Settlement Agreements.

In May 2006, the State of Florida filed a motion, in the Circuit Court of the Fifteenth Judicial Circuit, in and for Palm Beach County, Florida, to enforce the Florida Settlement Agreement, for an Accounting by Brown & Williamson Holdings, Inc., and for an Order of Contempt. The State asserts that B&W failed to report in its net operating profit on its shipments, cigarettes manufactured by B&W under contract for Star Tobacco or its parent, Star Scientific, Inc. The State is seeking approximately $12.4 million in additional payments under the Florida Settlement Agreement, as well as $17.0 million in interest payments. This matter is currently in the discovery phase.

NPM Adjustment Claims. The MSA includes an adjustment that potentially reduces the annual payment obligations of RJR Tobacco and the other PMs. Certain requirements, collectively referred to as the Adjustment Requirements, must be satisfied before the NPM Adjustment for a given year is available:

•	an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA, such non-participating manufacturers referred to as NPMs; and

•	in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.

When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a “Qualifying Statute” that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

NPM Adjustment Claim for 2003. For 2003, the Adjustment Requirements were satisfied. As a result, in April 2006, RJR Tobacco placed approximately $647 million, and Lorillard Tobacco placed approximately $114 million, of its MSA payment into a disputed payments account, in accordance with a procedure established by the MSA. Such amounts represented RJR Tobacco’s and Lorillard Tobacco’s shares of the 2003 NPM Adjustment as calculated by the Independent Auditor. In March 2007, the Independent Auditor issued revised calculations that reduced RJR Tobacco’s and Lorillard Tobacco’s share of the NPM Adjustment for 2003 to approximately $615 million and $109 million, respectively. As a result, in April 2007, RJR Tobacco and Lorillard Tobacco instructed the Independent Auditor to release to the settling states approximately $32 million and $5 million, respectively, from the disputed payments account.

Following RJR Tobacco’s payment of a portion of its 2006 MSA payment into the disputed payments account, 37 of the settling states filed legal proceedings in their respective MSA courts seeking declaratory orders that they diligently enforced their Qualifying Statutes during 2003 and/or orders compelling RJR Tobacco and the other PMs that placed money in the disputed payments account to pay the disputed amounts to the settling states. In response, RJR Tobacco and other PMs, pursuant to the MSA’s arbitration provisions, moved to compel arbitration of the parties’ dispute concerning the 2003 NPM Adjustment, including the states’ diligent enforcement claims, before an arbitration panel consisting of three retired federal court judges. The settling states opposed these motions, arguing, among other things, that the issue of diligent enforcement must be resolved by MSA courts in each of the 52 settling states and territories.

Forty-seven of the 48 courts that addressed the question whether the dispute concerning the 2003 NPM Adjustment is arbitrable ruled that arbitration is required under the MSA. The Montana Supreme Court ruled that the State of Montana did not agree to arbitrate the question of whether it diligently enforced a Qualifying Statute. Subsequently, Montana and the PMs reached an agreement whereby the PMs agreed not to contest Montana’s claim that it diligently enforced the Qualifying Statute during 2003.

In January 2009, RJR Tobacco and certain other PMs entered into an Agreement Regarding Arbitration, referred to as the Arbitration Agreement, with 45 of the MSA settling states (representing approximately 90% of the allocable share of the settling states) pursuant to which those states agreed to participate in a multistate arbitration of issues related to the 2003 NPM Adjustment. Under the Arbitration Agreement, the signing states had their ultimate liability, if any, with respect to the 2003 NPM Adjustment reduced by 20%, and RJR Tobacco and the other PMs that placed their share of the disputed 2005 NPM Adjustment (discussed below) into the disputed payments account, without releasing or waiving any claims, authorized the release of those funds to the settling states.

The arbitration panel contemplated by the MSA and the Arbitration Agreement, referred to as the Arbitration Panel, was selected, and proceedings before the panel with respect to the 2003 NPM Adjustment claim began in July 2010. Following the completion of document and deposition discovery, on November 3, 2011, RJR Tobacco and the other PMs advised the Arbitration Panel that they were not contesting the “diligent enforcement” of 12 states and the four U.S. territories with a combined allocable share of less than 14%. The “diligent enforcement” of the remaining 33 settling states, the District of Columbia and Puerto Rico was contested and became the subject of further proceedings. A common issues hearing was held in April 2012, and state specific evidentiary hearings with respect to the contested states were initiated.

As a result of the partial settlement of certain NPM Adjustment claims, as described in more detail below, as well as the earlier decisions not to contest the diligent enforcement of 12 states, two of which are participants in the partial settlement, and the four U.S. territories, only 15 contested settling states required state specific diligent enforcement rulings. State specific evidentiary hearings were completed as of the end of May 2013.

On September 11, 2013, the Arbitration Panel issued rulings with respect to the 15 remaining contested states. The Arbitration Panel ruled that six states (representing approximately 14.68% allocable share) - Indiana, Kentucky, Maryland, Missouri, New Mexico and Pennsylvania - had not diligently enforced their Qualifying Statutes in 2003. As a result of these rulings, it was expected that each of RJR Tobacco and Lorillard Tobacco was entitled to the maximum remaining amount with respect to its 2003 NPM Adjustment claim - approximately $266 million and $47 million, respectively, plus interest and earnings. All six states that were found “non-diligent” by the Arbitration Panel filed motions to vacate and/or modify the diligent enforcement rulings on the 2003 NPM Adjustment claim. The state courts in Pennsylvania and Missouri entered orders affecting the settlement payment calculations. Both courts modified the judgment reduction method that had been adopted by the Arbitration Panel, the effect of which was to reduce RJR Tobacco’s and Lorillard Tobacco’s recovery from these two states by a total of $75 million and $13 million, respectively. Similar motions filed by Maryland were denied by its state court, and the State filed appeals. The orders in Pennsylvania and Missouri have been appealed by RJR Tobacco and the other PMs. On April 10, 2015, the intermediate appellate court in Pennsylvania upheld the trial court ruling modifying the judgment reduction method adopted by the Arbitration Panel. RJR Tobacco is appealing that ruling. On September 22, 2015, the intermediate appellate court in Missouri reversed the trial court ruling modifying the judgment reduction method adopted by the Arbitration Panel and reinstated the Panel’s approach. Missouri is appealing that ruling. On October 2, 2015, the intermediate appellate court in Maryland reversed the trial court and modified the judgment reduction method adopted by the Arbitration Panel, the effect of which was to reduce RJR Tobacco’s and Lorillard Tobacco’s recovery from this state by a total of $21.2 million and $3.7 million, respectively. RJR Tobacco is appealing that ruling. The New Mexico trial court has not ruled on the motions filed by that state challenging the finding of non-diligence and seeking a modification of the judgment reduction method adopted by the Arbitration Panel.

Separately, two of the states found to be “non-diligent,” Kentucky and Indiana, subsequently joined the partial settlement of certain NPM Adjustment claims, as described in more detail below. As a result, RJR Tobacco now estimates that the maximum remaining amount of its claim and Lorillard Tobacco’s claim with respect to the 2003 NPM Adjustment claim is $197 million and $35 million, respectively, plus interest and earnings, and before reduction for the impact of the Pennsylvania and Maryland court orders.

In light of its joining the partial settlement, Indiana participated in a joint motion to stay indefinitely further proceedings on the motions it had filed to vacate the settlement and to modify the adverse diligent enforcement ruling against it. Similarly, Kentucky has joined in a stipulation by the parties filed with the court there to stay further proceedings on its motions, but that stipulation has not yet been signed by the court.

During 2015, RJR Tobacco reviewed the status of the various challenges filed by the non-diligent states to certain rulings of the Arbitration Panel. Three of the non-diligent states, Pennsylvania, Missouri and Maryland, are no longer challenging the findings of non-diligence entered against them by the Arbitration Panel. As a result, notwithstanding the orders entered by the trial courts in those three states that modified the judgment reduction method adopted by the Arbitration Panel to account for the partial settlement of certain NPM Adjustment claims and RJR Tobacco’s pending appeals of those rulings, a certain portion of the potential recovery from these three states is now certain and can be estimated. Consequently, $93 million was recognized as a reduction of cost of products sold in RAI’s consolidated statement of income for the year ended December 31, 2015. Until such time as the various remaining state motions challenging the rulings of the Arbitration Panel have been resolved, including any necessary appeals, uncertainty exists as to the timing, process and amount of RJR Tobacco’s ultimate recovery with respect to its remaining share of the 2003 NPM Adjustment claim. Due to the uncertainty over the final resolution of these additional challenges impacting the remaining amount of RJR Tobacco’s 2003 NPM Adjustment claim, no additional amounts resulting from the rulings of the Arbitration Panel for the remaining four non-diligent states have been recognized in RAI’s consolidated financial statements as of December 31, 2015.

On February 8, 2016, Missouri joined the Term Sheet on a conditional basis. Missouri conditionally joined the Term Sheet on financial terms more favorable to the industry than those received by the original signatory states. Missouri’s joinder is conditioned upon the enactment by the Missouri legislature of Allocable Share Repeal legislation in Missouri with an effective date making such legislation applicable to NPM cigarettes sold in Missouri beginning no later than August 28, 2016. If the condition is not satisfied by 15 days after the close of the current legislative session in Missouri, Missouri’s conditional agreement to join the Term Sheet is terminated. Various provisions regarding the timing of credits to be received by RJR Tobacco and the other PMs and disbursements to the State from the Disputed Payments Account are also set forth in the conditional joinder.

NPM Adjustment Claims for 2004-2014. From 2006 to 2008, proceedings (including significant factor arbitrations before an independent economic consulting firm) were initiated with respect to the NPM Adjustment for 2004, 2005 and 2006. Ultimately, the Adjustment Requirements were satisfied with respect to each of these NPM Adjustments.

In June 2009, RJR Tobacco, certain other PMs and the settling states entered into an agreement with respect to the 2007, 2008 and 2009 significant factor determinations. This agreement provided that the settling states would not contest that the disadvantages of the MSA were “a significant factor contributing to” the market share loss experienced by the PMs in those years. The stipulation pertaining to each of the three years covered by the agreement became effective in February of the year a final determination by the firm of independent economic consultants would otherwise have been expected (2010, 2011 and 2012, respectively), if the issue had been arbitrated on the merits. RJR Tobacco and the PMs paid a total amount of $5 million into the States’ Antitrust/Consumer Protection Tobacco Enforcement Fund established under Section VIII(c) of the MSA for each year covered by that agreement, with RJR Tobacco paying approximately 47% of such amounts. On January 9, 2012, a new agreement with respect to significant factor determinations pertaining to 2010, 2011 and 2012 was entered into on terms essentially identical to the earlier agreement.

On May 19, 2015, a new agreement with respect to significant factor determinations pertaining to 2013 and 2014 was entered into on similar terms to the two earlier agreements, although the amount of the payment by RJR Tobacco and the other PMs for each year covered by the agreement was reduced from $5 million to $3.5 million. RJR Tobacco’s and Lorillard Tobacco’s shares of the payment pertaining to 2013 remained at approximately 47%, or $1.63 million, and approximately 20%, or $0.70 million, respectively.

Based on the payment calculations of the Independent Auditor and the agreement described above regarding the 2007, 2008 and 2009 significant factor determinations, the Adjustment Requirements have been satisfied with respect to the NPM Adjustments for 2007, 2008 and 2009. In addition, based on the payment calculations of the Independent Auditor and the agreement described above regarding the 2010, 2011 and 2012 significant factor determinations, the Adjustment Requirements have been satisfied with respect to the NPM Adjustment for 2010, 2011 and 2012. Finally, based on the payment calculations of the Independent Auditor and the agreement described above regarding the 2013 and 2014 significant factor determinations, the Adjustment Requirements have been satisfied with respect to the NPM Adjustment for 2013.

The approximate maximum principal amounts of RJR Tobacco’s and Lorillard Tobacco’s shares of the disputed NPM Adjustments for the years 2004 through 2014 (in millions), as currently calculated by the Independent Auditor, and the remaining amounts after the settlements of certain NPM Adjustments claims (see below), are as follows1:

	RJR Tobacco		Lorillard Tobacco
Volume Year	Disputed	Remaining after settlements	Disputed	Remaining after settlements
2004	$562	$210	$111	$41
2005	445	166	76	29
2006	419	156	73	27
2007	435	166	83	32
2008	468	179	104	40
2009	472	180	107	41
2010	470	179	119	46
2011	422	161	88	34
2012	429	163	97	38
2013	455	173	91	35
2014	433	165	93	36

[1]	The amounts shown above do not include the interest or earnings thereon to which RJR Tobacco and Lorillard Tobacco believe they would be entitled to under the MSA.

In addition to the above, SFNTC’s portion of the disputed NPM Adjustments for the years 2004 through 2014 is approximately $67 million and the remaining amount after the settlements is approximately $26 million.

Discussions have been underway with the jurisdictions that have not joined the Term Sheet, described below, to initiate arbitration proceedings with respect to the 2004 NPM Adjustment. On June 3, 2015, Philip Morris USA Inc. and 17 of the non-Term Sheet states executed a separate agreement that states that: (1) the parties to that agreement will arbitrate only one issue, diligent enforcement and any other issue to which Philip Morris USA Inc. and the 17 non-Term Sheet states jointly agree in the future may be included in the arbitration; and (2) issues between RJR Tobacco and Philip Morris USA Inc. that are necessary to determine the amount of the 2004 NPM Adjustment owed to each of them will not be included in that arbitration. In September 2015, RJR Tobacco filed motions in the 17 non-Term Sheet states that joined the agreement with Philip Morris USA Inc. to compel these states to arbitrate in a single arbitration all issues whose resolution is necessary for determining the amount (if any) that each of the PMs is entitled to receive in connection with the NPM Adjustment to their MSA payments for 2004. Philip Morris USA Inc. and the various states have filed cross-motions to compel seeking orders requiring RJR Tobacco to join the separate arbitration to which they have agreed. Courts in Colorado and Iowa have denied RJR Tobacco’s motions to compel. Courts in Idaho, Utah, Rhode Island and Illinois have either granted or indicated they will grant relief to RJR Tobacco on the scope of arbitration and ordered the parties to negotiate further on arbitrator selection. Additional proceedings are pending.

Due to the uncertainty over the final resolution of the 2004-2014 NPM Adjustment claims asserted by RJR Tobacco, no assurances can be made related to the amounts, if any, that will be realized or any amounts (including interest) that will be owed, except as described below related to the partial settlement of certain NPM Adjustment claims.

Settlement/Partial Settlement of Certain NPM Adjustment Claims. On November 14, 2012, RJR Tobacco, certain other PMs and certain settling states entered into a Term Sheet that set forth terms on which accrued and potential NPM Adjustment claims for 2003 through 2014 could be resolved. The Term Sheet also set forth a restructured NPM Adjustment process to be applied on a going-forward basis, starting with the 2013 volume year. The Term Sheet was provided to all of the MSA settling states for their review and consideration. A total of 17 states, the District of Columbia and Puerto Rico, together representing just under 42% allocable share, joined the proposed settlement. RJR Tobacco and the other PMs indicated that they were prepared to go forward with the proposed settlement with that level of jurisdictional participation.

The Term Sheet provided that the Arbitration Panel in place to deal with the 2003 NPM Adjustment (and other NPM Adjustment-related matters) must review the proposed settlement and enter an appropriate order to confirm for the Independent Auditor that it should implement, as necessary, the terms of the settlement agreement.

On March 12, 2013, the Arbitration Panel entered a Stipulated Partial Settlement and Award, referred to as the Award, reflecting the financial terms of the Term Sheet. On March 29, 2013, the Independent

Auditor issued a notice indicating that it intended to implement the financial provisions of the Term Sheet, and also issued various revised payment calculations pertaining to payment years 2009 through 2012 and final calculations pertaining to payment year 2013 that reflected implementation of the financial provisions of the Term Sheet.

On April 12, 2013, Oklahoma joined the Term Sheet, bringing to 20 the total number of jurisdictions that have joined the settlement, representing approximately 43% allocable share, and the Independent Auditor issued revised payment calculations reflecting the financial impact of Oklahoma’s decision to join the settlement. Subsequently, on May 24, 2013, Connecticut and South Carolina also joined the Term Sheet bringing to 22 the total number of jurisdictions that have joined the settlement, representing approximately 46% allocable share. Efforts by two states, Colorado and Ohio, to obtain injunctions to prevent implementation of the Award were unsuccessful.

On June 10, 2014, Kentucky, and on June 26, 2014, Indiana, joined the Term Sheet, bringing to 24 the total number of jurisdictions that have joined the settlement, representing approximately 49.87% allocable share. These states, both of which were among the states found “non-diligent” by the Arbitration Panel, joined the Term Sheet on financial terms more favorable to RJR Tobacco and other PMs than those agreed to by the original signatory states.

On October 20, 2015, RJR Tobacco and certain other PMs (including SFNTC) entered into the NY Settlement Agreement with the State of New York to settle certain claims related to the MSA NPM Adjustment. The NY Settlement Agreement resolves NPM Adjustment claims related to payment years from 2004 through 2014 and puts in place a new method to determine future adjustments from 2015 forward as to New York. With the addition of New York’s allocable share of 12.76%, RJR Tobacco has resolved the 2004 through 2014 NPM Adjustments with 25 jurisdictions, representing approximately 62.63% allocable share.

On February 8, 2016, Missouri joined the Term Sheet on a conditional basis. Missouri conditionally joined the Term Sheet on financial terms more favorable to the industry than those received by the original signatory states. Missouri’s joinder is conditioned upon the enactment by the Missouri legislature of Allocable Share Repeal legislation in Missouri with an effective date making such legislation applicable to NPM cigarettes sold in Missouri beginning no later than August 28, 2016. If the condition is not satisfied by 15 days after the close of the current legislative session in Missouri, Missouri’s conditional agreement to join the Term Sheet is terminated. Various provisions regarding the timing of credits to be received by RJR Tobacco and the other PMs and disbursements to the State from the Disputed Payments Account are also set forth in the conditional joinder.

For additional information related to the Term Sheet, the NY Settlement Agreement and the 2003 NPM Adjustment, see “— Cost of Products Sold” in note 1.

Other NPM Matters. Separately, on August 19, 2011, Idaho sent a letter on behalf of itself and 31 other states, stating their intent to initiate arbitration with respect to whether amounts used to measure the domestic cigarette market and to calculate PM payment obligations under the MSA should be the adjusted gross or the net number of cigarettes on which federal excise tax (including arbitrios de cigarillos) is paid. The parties also agreed to arbitrate the Independent Auditor’s calculation of the volume adjustment with respect to the treatment of “roll your own,” referred to as RYO, tobacco. On January 21, 2013, the panel ruled that adjusted gross figures should be used in payment calculations and that, in the calculation of the volume adjustment, the Independent Auditor should use 0.0325 ounces of RYO tobacco to be the equivalent of one cigarette.

Other Litigation and Developments

JTI Claims for Indemnification. By a purchase agreement dated March 9, 1999, amended and restated as of May 11, 1999, referred to as the 1999 Purchase Agreement, RJR and RJR Tobacco sold its international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJR Tobacco retained certain liabilities relating to the international tobacco business sold to JTI. Under its reading of the indemnification provisions of the 1999 Purchase Agreement, JTI has requested indemnification for damages allegedly arising out of these retained liabilities. As previously reported, a number of the indemnification claims between the parties relating to the activities of Northern Brands in Canada have been resolved. The other matters for which JTI has requested indemnification for damages under the indemnification provisions of the 1999 Purchase Agreement are described below:

•

In a letter dated March 31, 2006, counsel for JTI stated that JTI would be seeking indemnification under the 1999 Purchase Agreement for any damages it may incur or may have incurred arising out of a Southern District of New York grand jury investigation, a now-terminated Eastern District of North Carolina grand jury investigation, and various actions filed by the European Community and others in the U.S. District Court for the Eastern District of New York, referred to as the EDNY, against RJR Tobacco and certain of its affiliates on November 3, 2000, August 6, 2001, and (as discussed in greater detail below) October 30, 2002, and against JTI on January 11, 2002.

•	JTI also has sought indemnification relating to a Statement of Claim filed on April 23, 2010, in the Ontario Superior Court of Justice, London, against JTI Macdonald Corp., referred to as JTI-MC, by the Ontario Flue-Cured Tobacco Growers’ Marketing Board, referred to as the Board, Andy J. Jacko, Brian Baswick, Ron Kichler, and Aprad Dobrenty, proceeding on their own behalf and on behalf of a putative class of Ontario tobacco producers that sold tobacco to JTI-MC during the period between January 1, 1986 and December 31, 1996, referred to as the Class Period, through the Board pursuant to certain agreements. The Statement of Claim seeks recovery for damages allegedly incurred by the class representatives and the putative class for tobacco sales during the Class Period made at the contract price for duty free or export cigarettes with respect to cigarettes that, rather than being sold duty free or for export, purportedly were sold in Canada, which allegedly breached one or more of a series of contracts dated between June 4, 1986, and July 3, 1996. A motion to dismiss on the basis of statute of limitations was denied. An application requesting leave to appeal that decision was granted in April 2015. The appeal is pending.

•	Finally, JTI has advised RJR and RJR Tobacco of its view that, under the terms of the 1999 Purchase Agreement, RJR and RJR Tobacco are liable for a roughly $1.85 million judgment entered in 1998, plus interest and costs, in an action filed in Brazil by Lutz Hanneman, a former employee of a former RJR Tobacco subsidiary. RJR and RJR Tobacco deny that they are liable for this judgment under the terms of the 1999 Purchase Agreement.

Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have these and other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree with JTI as to (1) what circumstances relating to any such matters may give rise to indemnification obligations by RJR and RJR Tobacco, and (2) the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later time.

European Community. On October 30, 2002, the European Community and ten of its member states filed a complaint in the U.S. District Court for the Eastern District of New York against RJR, RJR Tobacco and several currently and formerly related companies. The complaint contains many of the same or similar allegations found in an earlier complaint, now dismissed, filed in August 2001 and also alleges that the defendants, together with certain identified and unidentified persons, engaged in money laundering and other conduct violating civil RICO and a variety of common laws. The complaint also alleges that the defendants manufactured cigarettes that were eventually sold in Iraq in violation of U.S. sanctions. The plaintiffs seek compensatory, punitive and treble damages among other types of relief. This matter had been stayed and largely inactive until November 24, 2009, when, with the court’s permission, the European Community and member states filed and served a second amended complaint. The second amended complaint added 16 member states as plaintiffs and RAI, RJR Tobacco and R. J. Reynolds Global Products Inc., referred to as GPI, as defendants. The allegations contained in the second amended complaint are in most respects either identical or similar to those found in the prior complaint, but now add new allegations primarily regarding the activities of RAI, RJR Tobacco and GPI following the B&W business combination. Pursuant to a stipulation and order, the defendants filed a motion to dismiss the plaintiffs’ second amended complaint on February 15, 2010. Ruling on part of the defendants’ motion to dismiss, on March 8, 2011, the district court dismissed the plaintiffs’ RICO claims, and reserved decision as to dismissal of the plaintiffs’ state-law claims. Thereafter, on May 13, 2011, the district court granted the remaining portion of the defendants’ motion and dismissed the plaintiffs’ state-law claims based on the court’s lack of subject matter jurisdiction. On May 16, 2011, the clerk of court entered a judgment dismissing the action in its entirety. On June 10, 2011, the plaintiffs filed a notice of appeal with the Second Circuit, appealing from the May 16, 2011, judgment, as well as the March 8, 2011, and May 13, 2011, orders that respectively resulted in the dismissal of their RICO and state-law claims.

On April 23, 2014, a three judge panel of the Second Circuit issued a decision on the appeal, and on April 29, 2014, a corrected decision was issued. The Second Circuit concluded that: (1) as pled, the RICO claims are within the scope of the RICO statute, and (2) the federal court does have subject matter jurisdiction over the state-law claims. Accordingly, the three judge panel of the Second Circuit decided that the judgment of the district court should be vacated, and the case remanded to the district court for further proceedings. On May 7, 2014, the defendants filed in the Second Circuit a petition for panel rehearing, or rehearing en banc, regarding the plaintiffs’ RICO claims. On August 20, 2014, the three judge panel denied panel rehearing and issued an amended opinion that holds that a civil RICO cause of action extends to extraterritorial injuries. The amended opinion adheres to the three judge panel’s April 23, 2014 ruling that the judgment of the district court should be vacated, and the case remanded to the district court for further proceedings. On April 13, 2015, the Second Circuit denied rehearing en banc. On July 27, 2015, the defendants filed a petition for writ of certiorari asking the U.S. Supreme Court to review the Second Circuit’s decision to reinstate the RICO claims, and the district court has stayed further proceedings pending the disposition of that petition. On October 1, 2015, the U.S. Supreme Court granted certiorari to review the Second Circuit’s decision. Briefing is ongoing, and a decision is expected by June 2016.

FDA Litigation. On February 25, 2011, RJR Tobacco, Lorillard and Lorillard Tobacco jointly filed a lawsuit, Lorillard, Inc. v. U.S. Food and Drug Administration, in the U.S. District Court for the District of Columbia, challenging the composition of TPSAC which had been established by the FDA under the Family Smoking Prevention and Tobacco Control Act, referred to as the FDA Tobacco Act. The complaint alleges that certain members of the TPSAC and certain members of its Constituents Subcommittee have financial and appearance conflicts of interest that are disqualifying under federal ethics law and regulations, and that the TPSAC is not “fairly balanced,” as required by the Federal Advisory Committee Act, referred to as FACA. In March 2011, the plaintiffs filed an amended complaint, which added an additional claim, based on a non-public meeting of members of the TPSAC, in violation of the FACA. The court granted the plaintiffs’ unopposed motion to file a second amended complaint adding a count addressing the FDA’s refusal to produce all documents generated by the TPSAC and its subcommittee in preparation of the menthol report. On July 21, 2014, the court granted the plaintiffs’ summary judgment motions finding that three members of the TPSAC Committee had impermissible conflicts of interest. As relief, the court ordered the FDA to reconstitute the committee in conformance with the law and enjoined the agency from using or relying on the TPSAC’s 2011 Menthol Report. On September 18, 2014, the FDA appealed the decision to the D.C. Circuit. On January 15, 2016, the appellate court reversed the decision of the district court, finding that the plaintiffs did not have standing to challenge appointments of certain TPSAC members. Under the appellate court’s order, the three former committee members can serve once again on the TPSAC and FDA can rely on the TPSAC menthol report. The plaintiffs have 45 days to seek a petition for rehearing or rehearing en banc.

On April 14, 2015, RJR Tobacco, American Snuff Co., SFNTC, Philip Morris USA Inc., U.S. Smokeless Tobacco Company LLC, and Lorillard Tobacco jointly filed a lawsuit in the U.S. District Court for the District of Columbia challenging the FDA’s March 4, 2015 “guidance” document, “Guidance for Industry: Demonstrating the Substantial Equivalence of a New Tobacco Product: Responses to Frequently Asked Questions.” The FDA’s guidance attempted to require the FDA’s prior approval for all changes to the label of a tobacco product that would render the product “distinct” and a “new tobacco product,” even though there was no change to the product itself. Similarly, the FDA’s guidance claims that prior approval would also be required for changes in the quantity of products sold within a package. The complaint alleged that the FDA’s guidance was contrary to and exceeded the FDA’s authority under the Federal Food, Drug, and Cosmetic Act (“FDCA”); violated First Amendment rights because it restricted and chilled protected commercial speech about tobacco products; and was issued under the guise of “guidance” to avoid the notice-and-comment rulemaking requirements of the Administrative Procedure Act and the FDCA and subsequent judicial review. The plaintiffs requested that the court prevent the FDA from enforcing the guidance. On April 3, 2015, RAI Services Company, on behalf of RAI’s above-mentioned operating companies, also filed comments with the FDA, explaining the reasons why the companies disagree with the guidance. In May 2015, the FDA adopted an “Interim Enforcement Policy,” which stated that the FDA was considering regulatory comments and that it did not “intend to issue any warning letters or take steps to initiate any judicial or administrative adversarial proceedings” pursuant to its March 4, 2015 guidance during that period of review and consideration. Plaintiffs therefore dismissed the case without prejudice on June 2, 2015.

On September 8, 2015, the FDA issued a revised version of the same document entitled, “Guidance for Industry: Demonstrating the Substantial Equivalence of a New Tobacco Product: Responses to Frequently Asked Questions (Edition 2).” The revised version did not materially change the requirements set forth in the prior version regarding changes to product labels and changes to the quantity of products sold within a package. Accordingly, on September 30, 2015, RJR Tobacco, American Snuff Co., SFNTC, Philip Morris USA Inc., U.S. Smokeless Tobacco Company LLC, and Imperial Sub filed a lawsuit in the U.S. District Court for the District of Columbia challenging the FDA’s

September 8, 2015 “guidance” document. The September 30, 2015 complaint contains arguments and allegations that are substantially similar to those contained in the April 14, 2015 complaint. The plaintiffs have requested that the court prevent the FDA from enforcing the revised version of its guidance. On October 30, 2015, the plaintiffs filed a motion for summary judgment. On December 8, 2015, the government filed its opposition to the plaintiffs’ motion for summary judgment as well as its own motion to dismiss or, in the alternative, motion for summary judgment. Briefing in the case will be completed on February 10, 2016.

For a detailed description of the FDA Tobacco Act, see “— Governmental Activity” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Part I, Item 2.

Smokeless Tobacco Litigation

In 1999, when the IPIC litigation was first filed, the named defendants included manufacturers of smokeless products, including Conwood Company, LLC (now known as American Snuff Company, LLC) and others. When the IPIC plaintiffs filed discovery responses in IPIC listing the products they used, 41 of them listed a smokeless product. Six of those 41 plaintiffs listed a brand owned by American Snuff (Levi Garrett). Seven listed a brand (Beechnut) once manufactured by Lorillard Tobacco (now manufactured by National Tobacco Company). On December 3, 2001, the IPIC court severed all smokeless claims and all smokeless defendants from IPIC. There was no order staying the case during IPIC. In the ensuing 15 years, the plaintiffs in the severed cases did nothing to pursue the cases. During hearings in 2015 in the IPIC litigation, plaintiffs’ counsel has suggested an intention to move forward with the severed smokeless claims. The defendants will object to any effort to activate these cases due to the fact that the plaintiffs took no action for the last 15 years.

Tobacco Buyout Legislation

In 2004, legislation was passed eliminating the U.S. Government’s tobacco production controls and price support program. The buyout of tobacco quota holders provided for in the Fair and Equitable Tobacco Reform Act, referred to as FETRA, was funded by a direct quarterly assessment on every tobacco product manufacturer and importer, on a market-share basis measured on volume to which federal excise tax was applied. The aggregate cost of the buyout to the industry was approximately $9.9 billion, including approximately $9.6 billion payable to quota tobacco holders and growers through industry assessments over ten years, into 2014, and approximately $290 million for the liquidation of quota tobacco stock. RAI’s operating subsidiaries recorded the FETRA assessment on a quarterly basis as cost of goods sold. RAI’s operating subsidiaries’ overall share of the buyout approximated $2.5 billion prior to the deduction of permitted offsets under the MSA. The FETRA assessment expired in September 2014.

ERISA Litigation

In May 2002, in Tatum v. The R.J.R. Pension Investment Committee of the R. J. Reynolds Tobacco Company Capital Investment Plan, an employee of RJR Tobacco filed a class-action suit in the U.S. District Court for the Middle District of North Carolina, alleging that the defendants, RJR, RJR Tobacco, the RJR Employee Benefits Committee and the RJR Pension Investment Committee, violated the Employee Retirement Income Security Act of 1974, referred to as ERISA. The actions about which the plaintiff complains stem from a decision made in 1999 by RJR Nabisco Holdings Corp., subsequently renamed Nabisco Group Holdings Corp., referred to as NGH, to spin off RJR, thereby separating NGH’s tobacco business and food business. As part of the spin-off, the 401(k) plan for the previously related entities had to be divided into two separate plans for the now separate tobacco and food businesses. The plaintiff contends that the defendants breached their fiduciary duties to participants of the RJR 401(k) plan when the defendants removed the stock funds of the companies involved in the food business, NGH and Nabisco Holdings Corp., referred to as Nabisco, as investment options from the RJR 401(k) plan approximately six months after the spin-off. The plaintiff asserts that a November 1999 amendment (the “1999 Amendment”) that eliminated the NGH and Nabisco funds from the RJR 401(k) plan on January 31, 2000, contained sufficient discretion for the defendants to have retained the NGH and Nabisco funds after January 31, 2000, and that the failure to exercise such discretion was a breach of fiduciary duty. In his complaint, the plaintiff requests, among other things, that the court require the defendants to pay as damages to the RJR 401(k) plan an amount equal to the subsequent appreciation that was purportedly lost as a result of the liquidation of the NGH and Nabisco funds.

In July 2002, the defendants filed a motion to dismiss, which the court granted in December 2003. In December 2004, the U.S. Court of Appeals for the Fourth Circuit reversed the dismissal of the complaint, holding that the 1999 Amendment did contain sufficient discretion for the defendants to have retained the NGH and Nabisco funds as of February 1, 2000, and remanded the case for further proceedings. The court granted the plaintiff leave to file an amended complaint and denied all pending motions as moot. In April 2007, the defendants moved to dismiss the amended complaint. The court granted the motion in part and denied it in part, dismissing all claims against the RJR Employee Benefits Committee and the RJR Pension Investment Committee. The remaining defendants, RJR and RJR Tobacco, filed their answer and affirmative defenses in June 2007. The plaintiff filed a motion for class certification, which the court granted in September 2008. The district court ordered mediation, but no resolution of the case was reached. In September 2008, each of the plaintiffs and the defendants filed motions for summary judgment, and in January 2009, the defendants filed a motion to decertify the class. A second mediation occurred in June 2009, but again no resolution of the case was reached. The district court overruled the motions for summary judgment and the motion to decertify the class.

A non-jury trial was held in January and February 2010. During closing arguments, the plaintiff argued for the first time that certain facts arising at trial showed that the 1999 Amendment was not validly adopted, and then moved to amend his complaint to conform to this evidence at trial. On June 1, 2011, the court granted the plaintiff s motion to amend his complaint and found that the 1999 Amendment was invalid.

The parties filed their findings of fact and conclusions of law on February 4, 2011. On February 25, 2013, the district court dismissed the case with prejudice finding that a hypothetical prudent fiduciary could have made the same decision and thus the plan’s loss was not caused by the procedural prudence which the court found to have existed. On March 8, 2013, the plaintiffs filed a notice of appeal. On August 4, 2014, the Fourth Circuit Court of Appeals, referred to as Fourth Circuit, reversed, holding that the district court applied the wrong standard when it held that the defendants did not cause any loss to the plan, determined the test was whether a hypothetical prudent fiduciary would have made the same decision and remanded the case back to the district court to apply the “would have standard.” On December 1, 2014, the defendants filed a petition for writ of certiorari with the U.S. Supreme Court. On June 29, 2015, the U.S. Supreme Court denied the defendants’ petition for writ of certiorari.

On November 19, 2014, the district court held a hearing and ordered briefing on various issues that remain pending on remand. The parties filed briefs addressing (1) the application of the different prudence standard, the “would have standard” adopted by the Fourth Circuit and (2) the merits of the defendants’ affirmative defense related to releases executed by many class members and to the claims by class members who voluntarily sold their Nabisco shares while their accounts were frozen. The defendants also filed a renewed motion to decertify the class. The district court will address these pending motions in due course.

Environmental Matters

RAI and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJR Tobacco has been named a potentially responsible party with third parties under the Comprehensive Environmental Response, Compensation and Liability Act with respect to several superfund sites. RAI and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of RAI or its subsidiaries.

RAI and its operating subsidiaries believe that climate change is an environmental issue primarily driven by carbon dioxide emissions from the use of energy. RAI’s operating subsidiaries are working to reduce carbon dioxide emissions by minimizing the use of energy where cost effective, minimizing waste to landfills and increasing recycling. Climate change is not viewed by RAI’s operating subsidiaries as a significant direct economic risk to their businesses, but rather an indirect risk involving the potential for a longer-term general increase in the cost of doing business. Regulatory changes are difficult to predict, but the current regulatory risks to the business of RAI’s operating subsidiaries with respect to climate change are relatively low. Financial impacts will be driven more by the cost of natural gas and electricity. Efforts are made to anticipate the effect of increases in fuel costs directly impacting RAI’s operating subsidiaries by evaluating natural gas usage and market conditions.

Occasionally forward contracts are purchased, limited to a two-year period, for natural gas. In addition, RAI’s operating subsidiaries are continually evaluating energy conservation measures and energy efficient equipment to mitigate impacts of increases in energy costs, and adopting or utilizing such measures and equipment where appropriate.

Regulations promulgated by the EPA and other governmental agencies under various statutes have resulted in, and likely will continue to result in, substantial expenditures for pollution control, waste treatment or handling, facility modification and similar activities. RAI and its subsidiaries are engaged in a continuing program to comply with federal, state and local environmental laws and regulations, and dependent upon the probability of occurrence and reasonable estimation of cost, accrue or disclose any material liability. Although it is difficult to reasonably estimate the portion of capital expenditures or other costs attributable to compliance with environmental laws and regulations, RAI does not expect such expenditures or other costs to have a material adverse effect on the business, results of operations, cash flows or financial position of RAI or its subsidiaries.

Shareholder Cases

Delaware. In the third quarter of 2014, Lorillard, the members of Lorillard’s board of directors, RAI and BAT were named as defendants in 11 putative class action lawsuits brought in the Delaware Court of Chancery by Lorillard shareholders challenging the proposed Merger, referred to as the Delaware Actions. The complaints generally allege, among other things, that the members of the Lorillard board of directors breached their fiduciary duties to Lorillard shareholders by authorizing the Merger. The complaints also allege that RAI and BAT aided and abetted the breaches of fiduciary duties allegedly committed by the members of the Lorillard board of directors. On November 25, 2014, the court granted a motion for consolidation of the lawsuits into a single action captioned In re Lorillard, Inc. Stockholders Litigation, and for appointment of lead plaintiffs and lead counsel. On December 11, 2014, the lead plaintiffs filed a motion for a preliminary injunction and a motion to expedite.

Although they believe that these lawsuits are without merit and that no further disclosure was required to supplement the Joint Proxy Statement/Prospectus under applicable laws, to eliminate the burden, expense and uncertainties inherent in such litigation, on January 15, 2015, the defendants (other than BAT, which was not named in the amended complaint) entered into the Delaware Memorandum of Understanding regarding the settlement of the Delaware Actions. The Delaware Memorandum of Understanding outlines the terms of the parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Delaware Actions. In consideration for such settlement and release, the parties to the Delaware Actions agreed, among other things, that Lorillard and RAI would make certain supplemental disclosures to the Joint Proxy Statement/Prospectus, which they did on January 20, 2015. The Delaware Memorandum of Understanding contemplates that the parties will negotiate in good faith to agree upon a stipulation of settlement to be submitted to the court for approval as soon as practicable. The stipulation of settlement will be subject to customary conditions, including approval by the court, which will consider the fairness, reasonableness and adequacy of such settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such a stipulation. In such event, the proposed settlement will be of no force and effect.

North Carolina. RAI, the members of the RAI board of directors and BAT have been named as defendants in a putative class action lawsuit captioned Corwin v. British American Tobacco PLC, et al., brought in North Carolina state court, referred to as the North Carolina Action, by a person identifying himself as a shareholder of RAI. The North Carolina Action was initiated on August 8, 2014, and an amended complaint was filed on November 7, 2014. The amended complaint generally alleges, among other things, that the members of the RAI board of directors breached their fiduciary duties to RAI shareholders by approving the BAT Share Purchase and the sharing of technology with BAT. The amended complaint also alleges that there were various conflicts of interest in the transaction, and that RAI aided and abetted the alleged breaches of fiduciary duties by its board of directors. The North Carolina Action seeks injunctive relief, damages and reimbursement of costs, among other remedies. On January 2, 2015, the plaintiff in the North Carolina Action filed a motion for a preliminary injunction seeking to enjoin temporarily the RAI shareholder meeting and votes scheduled for January 28, 2015. RAI and the RAI board of directors timely opposed that motion prior to a hearing that was scheduled to occur on January 16, 2015.

RAI believes that the North Carolina Action is without merit and that no further disclosure was necessary to supplement the Joint Proxy Statement/Prospectus under applicable laws. However, to eliminate certain burdens, expenses and uncertainties, on January 17, 2015, RAI and the director defendants in the North Carolina Action entered into the North Carolina Memorandum of Understanding regarding the settlement of the disclosure claims asserted in that lawsuit. The North Carolina Memorandum of Understanding outlines the terms of the parties’ agreement in principle to settle and release the disclosure claims which were or could have been asserted in the North Carolina Action. In consideration of the partial settlement and release, RAI agreed to make certain supplemental disclosures to the Joint Proxy Statement/Prospectus, which it did on January 20, 2015. On August 4, 2015, the court granted the defendants’ motions to dismiss all of the remaining non-disclosure claims. The plaintiff has appealed the dismissal. The hearing relating to the fairness of the partial settlement, including the plaintiffs unopposed request for $415,000 in attorneys’ fees and costs, is scheduled for February 12, 2016. There can be no assurance that the court will approve the partial settlement. In the event the court does not approve the partial settlement, it will be null and void and of no force and effect. In addition, the partial settlement did not affect the consideration paid to Lorillard shareholders in connection with the Merger.

Other Contingencies

JTI Indemnities. In connection with the sale of the international tobacco business to JTI, pursuant to the 1999 Purchase Agreement, RJR and RJR Tobacco agreed to indemnify JTI against:

•	any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet;

•	any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJR Tobacco’s employee benefit and welfare plans; and

•	any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

As described above in “— Litigation Affecting the Cigarette Industry — Other Litigation and Developments — JTI Claims for Indemnification,” RJR Tobacco has received claims for indemnification from JTI, and several of these have been resolved. Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJR Tobacco and the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.

In connection with the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks to JTI Holding, along with the international companies that distribute and market the brand outside the United States, pursuant to the 2015 Purchase Agreement, SFNTC, R. J. Reynolds Global Products, Inc., and R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions:

•	commenced on or before (1) January 13, 2019, to the extent relating to alleged personal injuries, and (2) in all other cases, January 13, 2021;

•	brought by (1) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (2) consumers or a consumer association; and

•	arising out of any statement or claim (1) made on or before January 13, 2016, (2) by any company sold to JTI Holding in the transaction, (3) concerning NATURAL AMERICAN SPIRIT brand products consumed or intended to be consumed outside of the United States and (4) that the NATURAL AMERICAN SPIRIT brand product is natural, organic, or additive free.

Indemnification of Distributors and Retailers. RJR Tobacco, Lorillard Tobacco, SFNTC, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defense costs arising out of the sale or distribution of their products. Additionally, SFNTC has entered into an agreement to indemnify a supplier from liability and related defense costs arising out of the sale or use of SFNTC’s products. The cost has been, and is expected to be, insignificant. RJR Tobacco, SFNTC, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

Imperial Sub Indemnity. In the Asset Purchase Agreement, RAI agreed to defend and indemnify, subject to certain conditions and limitations, Imperial Sub in connection with claims relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarettes brands on or before June 12, 2015, as well as in actions filed before June 13, 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands. In the Asset Purchase Agreement, Imperial Sub agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in connection with claims relating to the purchase or use of blu brand e-cigarettes. Imperial Sub also agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in actions filed after June 12, 2023, relating to the purchase or use of one or more of the WINSTON, KOOL, SALEM, or MAVERICK cigarette brands after June 12, 2015.

Loews Indemnity. In 2008, Loews Corporation, referred to as Loews, entered into an agreement with Lorillard, Lorillard Tobacco, and certain of their affiliates, which agreement is referred to as the Separation Agreement. In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation of defense), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’s ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims). Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the Merger, RJR Tobacco assumed Lorillard’s obligations under the Separation Agreement as was required under the Separation Agreement.

Except as otherwise noted above, RAI is not able to estimate the maximum potential amount of future payments, if any, related to these indemnification obligations.

Lease Commitments

RAI has operating lease agreements that are primarily for office space, automobiles, warehouse space and computer equipment. The majority of these leases expire within the next five years and some contain renewal or purchase options and escalation clauses or restrictions relating to subleases. Total rent expense was $26 million, $25 million and $24 million for 2015, 2014 and 2013, respectively.

Future minimum lease payments as of December 31, 2015 (in millions) were as follows:

Noncancellable Operating Leases
2016	$19
2017	3
2018	2
2019	2
2020	2

Total	$28

Note 14 — Shareholders’ Equity

RAI’s authorized capital stock at December 31, 2015 and 2014, consisted of 100 million shares of preferred stock, par value $.01 per share, and 1.6 billion shares of common stock, par value $.0001 per share. Four million shares of the preferred stock are designated as Series A Junior Participating Preferred Stock, none of which is issued or outstanding. The Series A Junior Participating Preferred Stock will rank junior as to dividends and upon liquidation to all other series of RAI preferred stock, unless specified otherwise. Also, of the preferred stock, one million shares are designated as Series B Preferred Stock, all of which are issued and outstanding. The Series B Preferred Stock ranks senior upon liquidation, but not with respect to dividends, to all other series of RAI capital stock, unless specified otherwise. As a part of the B&W business combination, RJR is the holder of the outstanding Series B Preferred Stock. In each of 2015, 2014 and 2013, RAI declared $43 million in dividends to RJR with respect to the Series B Preferred Stock.

In 2004, RAI’s board of directors adopted a shareholder rights plan, pursuant to which RAI declared a dividend of one preferred stock purchase right on each share of RAI common stock outstanding on July 30, 2004. The rights plan expired in accordance with its terms on July 30, 2014.

RAI’s board of directors declared the following quarterly cash dividends per share of RAI common stock in 2015, 2014 and 2013:

	2015	2014	2013
First	$0.335	$0.335	$0.295
Second	0.335	0.335	0.315
Third	0.360	0.335	0.315
Fourth	0.360	0.335	0.315

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive loss, net of tax, were as follows:

	Retirement Benefits	Unrealized Gain (Loss) on Long-Term Investments	Realized Loss on Hedging Instruments	Cumulative Translation Adjustment and Other	Total
Balance at December 31, 2013	$(17)	$(16)	$(13)	$(10)	$(56)
Other comprehensive income before reclassifications	(528)	2	—	(34)	(560)
Amounts reclassified from accumulated other comprehensive income (loss)	251	—	1	—	252

Net current-period other comprehensive income	(277)	2	1	(34)	(308)

Balance at December 31, 2014	(294)	(14)	(12)	(44)	(364)

Other comprehensive income before reclassifications	(78)	—	—	(25)	(103)
Amounts reclassified from accumulated other comprehensive income (loss)	128	—	1	—	129

Net current-period other comprehensive income	50	—	1	(25)	26

Balance at December 31, 2015	$(244)	$(14)	$(11)	$(69)	$(338)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidated statements of income for the years ended December 31, 2015, 2014 and 2013, were as follows:

	Amounts Reclassified
Components	2015	2014	2013	Affected Line Item
Defined benefit pension and postretirement plans:
Amortization of prior service costs	$(20)	$(21)	$(21)	Cost of products sold
Amortization of prior service costs	(19)	(18)	(18)	Selling, general and administrative expenses
MTM adjustment	120	205	—	Cost of products sold
MTM adjustment	126	247	—	Selling, general and administrative expenses

	207	413	(39)	Operating income
Deferred taxes	(79)	(162)	16	Provision for income taxes

Net of tax	$128	$251	$(23)	Net income

Loss on hedging instruments:
Amortization of realized loss	$2	$2	$2	Interest and debt expense
Deferred taxes	(1)	(1)	(1)	Provision for income taxes

Net of tax	$1	$1	$1	Net income

Total reclassifications	$129	$252	$(22)	Net income

Share Repurchases and Other

In November 2011, RAI, B&W and BAT entered into Amendment No. 3 to the governance agreement, pursuant to which RAI has agreed that, so long as the beneficial ownership interest of BAT and its subsidiaries in RAI has not dropped below 25%, if RAI issues shares of its common stock or any other

RAI equity security to certain designated persons, including its directors, officers or employees, then RAI will repurchase a number of shares of outstanding RAI common stock so that the number of outstanding shares of RAI common stock are not increased, and the beneficial ownership interest of BAT and its subsidiaries in RAI is not decreased, by such issuance after taking into account such repurchase. During 2015, RAI repurchased and cancelled 1,820,453 shares of RAI common stock for $82 million in accordance with the governance agreement.

The RAI Long-Term Incentive Plan, a plan which expired in 2009, was replaced by the shareholder-approved Reynolds American Inc. 2009 Omnibus Incentive Compensation Plan as amended and restated and, approved by shareholders in 2014, referred to as the Omnibus Plan. Restricted stock units granted in March 2012, May 2014 and September 2014 under the Omnibus Plan vested in March 2015, May 2015 and September 2015, respectively, and were settled with the issuance of 2,870,927 shares of RAI common stock. In addition, during the year ended December 31, 2015, at a cost of $42 million, RAI purchased 1,111,835 shares of RAI common stock that were forfeited and cancelled with respect to tax liabilities associated with restricted stock units vesting under the Omnibus Plan.

Due to RAI’s incorporation in North Carolina, which does not recognize treasury shares, the shares repurchased were cancelled at the time of repurchase.

Changes in RAI common stock outstanding were as follows:

	2015	2014	2013
Shares outstanding at beginning of year	1,062,567,026	1,076,106,048	1,105,881,534
Omnibus Plan tax shares repurchased and cancelled	(1,111,835)	(1,108,084)	(1,148,766)
Omnibus Plan shares issued from vesting of restricted stock units	2,870,927	2,936,588	3,144,778
Issuance of additional shares as Merger Consideration	209,413,694	—	—
Issuance of additional shares for BAT Share Purchase	155,360,518	—	—
Shares repurchased and cancelled	(1,822,197)	(15,431,526)	(31,834,348)
Equity incentive award plan shares issued	63,208	64,000	62,850

Shares outstanding at end of year	1,427,341,341	1,062,567,026	1,076,106,048

Note 15 — Stock Plans

As of December 31, 2015, RAI had two stock plans, the Equity Incentive Award Plan for Directors of RAI, referred to as the EIAP, and the Omnibus Plan.

Under the EIAP, RAI currently provides grants of deferred stock units to eligible directors on a quarterly and annual basis, with the annual grant being made generally on the date of RAI’s annual shareholders’ meeting. Prior to September 13, 2012, upon election to RAI’s board of directors, an eligible director received an initial grant of 3,500 deferred stock units under the EIAP. After September 13, 2012, grants are no longer made to directors upon their initial election to the board of directors, but eligible directors initially elected to RAI’s board of directors after such date on a date other than the annual meeting date, and who, therefore, are not eligible to receive the annual stock award for such year, now receive a pro rata portion of the annual award upon election. Directors may elect to receive shares of common stock in lieu of their initial and annual grants of deferred stock units. A maximum of 4,000,000 shares of common stock may be issued under this plan, of which 1,996,772 shares were available for grant as of December 31, 2015. Deferred stock units granted under the EIAP have a value equal to, and bear dividend equivalents at the same rate as, one share of RAI common stock, and have no voting rights. The dividends are paid as additional units in an amount equal to the number of shares of RAI common stock that could be purchased with the dividends on the date of payment. Generally, distribution of a director’s deferred stock units will be made on January 2 following his or her last year of service on the board; however, for all grants made under the EIAP after December 31, 2007, a director may elect to receive his or her deferred stock units on the later of January 2 of a specified year or January 2 following his or her last year of service on the board. At the election of a director, distribution may be made in one lump sum or in up to ten annual installments. A director is paid in cash for the units granted quarterly and in common stock for the units granted initially and annually, unless the director elects to receive cash for the initial and annual grants. Cash payments are based on the average closing price of RAI common stock during December of the year preceding payment. Compensation expense related to the EIAP was $15 million, $10 million and $7 million during 2015, 2014 and 2013, respectively.

Awards to key employees under the Omnibus Plan may be in the form of cash awards, incentive or non-incentive stock options, stock appreciation rights, restricted stock, restricted stock units,

performance shares, performance units or other awards. Subject to adjustments as set forth in the Omnibus Plan, the number of shares of RAI common stock that may be issued with respect to awards under the Omnibus Plan will not exceed 76,000,000 shares in the aggregate. Upon retirement, a holder’s grant under the Omnibus Plan generally vests on a pro rata basis for the portion of the vesting service period that has elapsed, thereby maintaining an appropriate approximation of forfeitures related to retirement.

Information regarding restricted stock unit awards outstanding as of December 31, 2015, under the Omnibus Plan was as follows:

Grant Year	Number of Shares Granted	Grant Price Per Share	Vesting Date	Number of Shares Cancelled and Vested	Cumulative Dividends Per Share	Ending Date of Performance Period
Three-year grants
2013	2,224,872	$21.680	March 1, 2016	429,892	$3.54	December 31, 2015
2014	2,098,696	$24.645	March 3, 2017	446,955	$4.02	December 31, 2016
2014	51,814	$29.365	March 3, 2017	—	$3.02	December 31, 2016
2015	1,386,180	$37.940	March 2, 2018	87,532	$4.02	December 31, 2017
2015	17,196	$36.300	March 2, 2018	—	$4.02	December 31, 2017
One-year grant
2015	217,304	$46.150	May 7, 2016	—	$1.34	April 30, 2016
Other grants
2014	41,451	$29.365	September 30, 2016	—	N/A	N/A
2014	74,266	$29.365	September 30, 2018	—	N/A	N/A

Three-Year Grants and Other Grants

The grant date fair value was based on the per share closing price of RAI common stock on the date of grant. The actual number of shares granted is fixed. The grants are accounted for as equity-based, and compensation expense includes the vesting period lapsed. There were no shares issued during 2015 with respect to awards outstanding as of December 31, 2015. All outstanding grants will be settled exclusively in RAI common stock.

Upon settlement, each grantee of the three-year grants will receive a number of shares of RAI’s common stock equal to the product of the number of vested units and a percentage up to 150% based on the average RAI annual incentive award plan score over the three-year period ending on December 31 of the year prior to the vesting date. The other grants do not contain a performance measure.

One-Year Grant

The actual number of shares granted is fixed. The grant is an equity-based grant where compensation expense will take into account the vesting period lapsed and will be calculated based on the per share closing price of RAI common stock as of the end of each quarter, which was $46.15 as of December 31, 2015. There were no shares issued during 2015 with respect to awards outstanding as of December 31, 2015. All outstanding grants will be settled exclusively in RAI common stock.

Upon settlement, the grantee will receive a number of shares of RAI’s common stock equal to the product of the number of vested units and a percentage up to 200% based on the overall performance of RAI and its subsidiaries during the one-year performance period beginning May 1, 2015, and ending April 30, 2016, against RAI’s 2015 annual incentive award program metrics and other performance factors.

Restricted Stock Unit Dividends

Dividends paid on shares of RAI common stock will accumulate on the restricted stock units and be paid to the grantee on the vesting date. If RAI fails to pay its shareholders cumulative dividends of at least the amounts shown above, then each award will be reduced by an amount equal to three times the percentage of the dividend underpayment, up to a maximum reduction of 50%. Dividends are accrued on the grants and included in other current liabilities, based on the vesting date of less than one year, and in other noncurrent liabilities, based on the vesting date of greater than one year, in the consolidated balance sheets as of December 31, 2015 and 2014.

The changes in the number of RAI restricted stock units during 2015 were as follows:

	Number of Stock Units	Weighted Average Grant Date Fair Value Per Share
Outstanding at beginning of year	6,038,436	$23.79
Granted	1,620,680	39.02
Forfeited	(190,743)	31.13
Vested	(2,320,973)	23.55

Outstanding at end of year	5,147,400	28.42

Total compensation expense related to stock-based compensation and the related tax benefits recognized in selling, general and administrative expenses in the consolidated statements of income as of December 31, were as follows:

Grant/Type	2015	2014	2013
2010 restricted stock units	$—	$—	$2
2011 restricted stock units	—	3	20
2012 restricted stock units	3	14	18
2013 restricted stock units	20	15	15
2014 restricted stock units	32	24	—
2015 restricted stock units	24	—	—

Total compensation expense	$79	$56	$55

Total related tax benefits	$28	$20	$19

The amounts related to the unvested Omnibus Plan restricted stock unit grants included in the consolidated balance sheets as of December 31, were as follows:

	2015	2014
Other current liabilities	$10	$9
Other noncurrent liabilities	8	8
Paid-in capital	110	99

As of December 31, 2015, there were $62 million of unrecognized compensation costs related to restricted stock units, calculated at the grant-date price, which are expected to be recognized over a weighted-average period of 1.72 years. The excess tax benefits related to stock-based compensation were $17 million, $12 million and $14 million in 2015, 2014 and 2013, respectively.

RAI has a policy of issuing new shares of common stock to satisfy share option exercises. There was no share option activity during 2015 and 2014.

Equity compensation plan information as of December 31, 2015, was as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	7,771,891[2]	$—	62,644,502
Equity Compensation Plans Not Approved by Security Holders[1]	—	—	1,996,772

Total	7,771,891[2]	—	64,641,274

1	The EIAP was approved by RJR’s sole shareholder, NGH, prior to RJR’s spin-off on June 15, 1999.

2	Consists of restricted stock units. These restricted stock units represent the maximum number of shares to be awarded under the best-case targets, and accordingly, may overstate expected dilution.

Note 16 — Retirement Benefits

RAI sponsors a number of non-contributory defined benefit pension plans covering most of the employees of RAI and certain of its subsidiaries. RAI and a subsidiary provide certain health and life insurance benefits for most of the retired employees of RAI and certain of its subsidiaries and their dependents. These benefits are generally no longer provided to employees hired on or after January 1, 2004.

The changes in benefit obligations and plan assets, as well as the funded status of these plans at December 31 were as follows:

	Pension Benefits		Postretirement Benefits
	2015	2014	2015	2014
Change in benefit obligations:
Obligations at beginning of year	$6,389	$5,618	$1,251	$1,169
Service cost	26	21	2	2
Interest cost	275	266	50	53
Actuarial (gain) loss	(270)	941	(120)	106
Merger	756	—	111	—
Benefits paid	(431)	(457)	(84)	(79)
Settlements	(7)	—	—	—

Obligations at end of year	$6,738	$6,389	$1,210	$1,251

Change in plan assets:
Fair value of plan assets at beginning of year	$5,309	$5,220	$259	$268
Actual return on plan assets	(131)	536	(1)	14
Employer contributions	18	10	67	56
Merger	593	—	—	—
Benefits paid	(431)	(457)	(84)	(79)
Settlements	(7)	—	—	—

Fair value of plan assets at end of year	$5,351	$5,309	$241	$259

Funded status	$(1,387)	$(1,080)	$(969)	$(992)

For the pension benefit plans, the benefit obligation is the projected benefit obligation. For the postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation.

As of December 31, 2015, the decrease in the pension benefits funded status is primarily a result of the acquired plans from the Merger, lower return on plan assets, and updated assumptions which increased pension obligations by $17 million. The resulting decrease in funded status was offset by the increase in the discount rate. The increase in discount rate decreased pension obligations by $287 million.

As of December 31, 2015, the increase in postretirement benefits funded status is primarily a result of the increase in the discount rate and updated assumptions offset by the acquired plans from the Merger. The increase in the discount rate decreased postretirement obligations by $37 million and the updated assumptions decreased postretirement obligations by $83 million.

As of December 31, 2014, the decrease in pension and postretirement benefits funded status is primarily due to updated mortality assumptions and a decrease in the discount rate. The mortality assumptions were utilized to reflect the best estimate of future mortality for pension and postretirement plan participants. The result was an increase in pension and postretirement obligations of $381 million and $52 million, respectively.

	Pension Benefits		Postretirement Benefits
	2015	2014	2015	2014
Amounts recognized in the consolidated balance sheets consist of:
Accrued benefit — other current liabilities	$(10)	$(9)	$(81)	$(66)
Accrued benefit — long-term retirement benefits	(1,377)	(1,071)	(888)	(926)

Net amount recognized	(1,387)	(1,080)	(969)	(992)
Accumulated other comprehensive loss	636	652	(183)	(117)

Net amounts recognized in the consolidated balance sheets	$(751)	$(428)	$(1,152)	$(1,109)

Amounts included in accumulated other comprehensive loss were as follows as of December 31:

	2015			2014
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Prior service cost (credit)	$10	$(137)	$(127)	$14	$(178)	$(164)
Net actuarial (gain) loss	626	(46)	580	638	61	699
Deferred income taxes	(262)	53	(209)	(268)	27	(241)

Accumulated other comprehensive loss	$374	$(130)	$244	$384	$(90)	$294

Changes in accumulated other comprehensive loss were as follows:

	2015			2014
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Net actuarial (gain) loss	$234	$(107)	$127	$764	$104	$868
Amortization of prior service cost (credit)	(3)	42	39	(3)	42	39
Prior service cost (credit)	—	(1)	(1)	—	—	—
Settlements	(1)	—	(1)	—	—	—
MTM adjustment	(246)	—	(246)	(420)	(32)	(452)
Deferred income tax (benefit) expense	6	26	32	(134)	(44)	(178)

Change in accumulated other comprehensive loss	$(10)	$(40)	$(50)	$207	$70	$277

The MTM adjustment in 2015 is primarily a result of pension asset return losses of $131 million versus an expected return of $373 million and was partially offset by an increase in the discount rate. The MTM adjustment in 2014 is primarily a result of updated mortality assumptions which increased pension obligations by $381 million and postretirement obligations by $52 million.

In March 2010, the Patient Protection Affordable Care Act, referred to as the PPACA, as amended by the Health Care and Reconciliation Act of 2010, was signed into law. The PPACA mandates health-care reforms with staggered effective dates from 2010 to 2018. The additional postretirement liability resulting from the material impacts of the PPACA have been included in the accumulated postretirement benefit obligation at December 31, 2015 and 2014. Given the complexity of the PPACA and the extended time period in which implementation is expected to occur, further adjustments to the accumulated postretirement benefit obligation may be necessary in the future.

	Pension Benefits		Postretirement Benefits
	2015	2014	2015	2014
Weighted-average assumptions used to determine benefit obligations at December 31:
Discount rate	4.54%	4.12%	4.47%	4.11%
Rate of compensation increase	4.00%	4.00%	—	—

The measurement date used for all plans was December 31.

Pension plans experiencing accumulated benefit obligations, which represent benefits earned to date, in excess of plan assets are summarized below:

	December 31,
	2015	2014
Projected benefit obligation	$6,738	$6,389
Accumulated benefit obligation	6,684	6,326
Plan assets	5,351	5,309

The components of the total benefit cost (income) and assumptions are set forth below:

	Pension Benefits			Postretirement Benefits
	2015	2014	2013	2015	2014	2013
Service cost	$26	$21	$23	$2	$2	$3
Interest cost	275	266	247	50	53	50
Expected return on plan assets	(373)	(360)	(350)	(12)	(12)	(11)
Amortization of prior service cost (credit)	3	3	3	(42)	(42)	(42)
Settlements	1	—	—	—	—	—
MTM adjustment	246	420	—	—	32	—

Total benefit cost (income)	$178	$350	$(77)	$(2)	$33	$—

The estimated prior service cost for the pension plans that is expected to be amortized from accumulated other comprehensive loss into net periodic benefit cost during 2016 is $3 million. The estimated prior service credit for the postretirement plans that is expected to be amortized from accumulated other comprehensive loss into net periodic benefit cost during 2016 is $42 million.

	Pension Benefits			Postretirement Benefits
	2015	2014	2013	2015	2014	2013
Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:[1]
Discount rate	4.14%	4.92%	4.07%	4.12%	4.87%	3.99%
Expected long-term return on plan assets	6.83%	7.13%	6.67%	4.85%	4.85%	4.35%
Rate of compensation increase	4.00%	4.00%	4.00%	—	—	—

[1]	Determined as of the beginning of year and adjusted for the Merger.

RAI generally uses a hypothetical bond matching analysis to determine the discount rate. The discount rate modeling process involves selecting a portfolio of high quality corporate bonds whose cash flows, via coupons and maturities, match the projected cash flows of the obligations.

The overall expected long-term rate of return on asset assumptions for pension and postretirement assets are based on: (1) the target asset allocation for plan assets, (2) long-term capital markets forecasts for asset classes employed, and (3) excess return expectations of active management to the extent asset classes are actively managed.

Plan assets are invested using active investment strategies and multiple investment management firms. Managers within each asset class cover a range of investment styles and approaches and are combined in a way that controls for capitalization, style biases, and interest rate exposures, while focusing primarily on security selection as a means to add value. Risk is controlled through diversification among asset classes, managers, styles and securities. Risk is further controlled both at the manager and asset class level by assigning excess return and tracking error targets against related benchmark indices. Investment manager performance is evaluated against these targets.

RAI’s risk mitigation strategy seeks to balance pension plan returns with a reasonable level of funded status volatility. Based on this framework, the asset allocation has two primary components. The first component is the “hedging portfolio”, which uses extended duration fixed income holdings and derivatives to match a portion of the interest rate risk associated with the benefit obligations, thereby reducing expected funded status volatility. The second component is the “return seeking portfolio”, which is designed to enhance portfolio returns. The return seeking portfolio is broadly diversified across asset classes.

Allowable investment types include domestic equity, international equity, global equity, emerging market equity, fixed income, real assets, private equity, absolute return and commodities. The range of allowable investment types utilized for pension assets provides enhanced returns and more widely diversifies the plan. Domestic equities are composed of common stocks of large, medium and small companies. International equities include equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-U.S. companies. Global equities include a combination of both domestic and international equities. Emerging market equities are comprised of stocks that are domiciled in less developed, fast growing countries. Fixed income includes corporate debt obligations, fixed income securities issued or guaranteed by the U.S. government, and to a lesser extent by non-U.S. governments, mortgage backed securities, high yield securities, asset backed securities, municipal bonds and dollar-denominated obligations issued in the United States by non-U.S. banks and corporations. Real assets consist of publicly traded real estate investment trust securities, private real estate investments and private energy investments. Private equity consists of the unregistered securities of private and public companies. Absolute return investments are diversified portfolios utilizing multiple strategies that invest primarily in public securities, including equities and fixed income. Commodities utilize futures contracts to invest in a variety of energy, metal and agricultural goods.

For pension assets, futures and forward contracts are used for portfolio rebalancing and to approach fully invested portfolio positions. Otherwise, a small number of investment managers employ limited use of derivatives, including futures contracts, options on futures, forward contracts and interest rate swaps in place of direct investment in securities to gain efficient exposure to markets.

RAI’s pension and postretirement plans asset allocations at December 31, 2015 and 2014, by asset category were as follows:

	Pension Plans
	2015 Target[1]	2015	2014 Target[1]	2014
Asset Category:
Domestic equities	10%	10%	10%	10%
International equities	8%	7%	8%	8%
Global equities	9%	11%	9%	10%
Emerging market equities	3%	2%	3%	3%
Fixed income	53%	53%	53%	56%
Absolute return	6%	8%	6%	4%
Private equity	2%	2%	2%	1%
Real assets	5%	5%	5%	4%
Commodities	4%	2%	4%	4%

Total	100%	100%	100%	100%

	Postretirement Plans
	2015 Target[1]	2015	2014 Target[1]	2014
Asset Category:
Domestic equities	21%	20%	21%	21%
International equities	21%	21%	21%	20%
Fixed income	55%	54%	55%	54%
Cash and other	3%	5%	3%	5%

Total	100%	100%	100%	100%

1	Allows for a rebalancing range of up to 5 percentage points around target asset allocations.

RAI’s pension and postretirement plan assets, excluding uninvested cash and unsettled trades, carried at fair value on a recurring basis as of December 31, 2015 and 2014, were as follows1 :

	2015				2014
Pension Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$410	$47	$—	$457	$511	$—	$—	$511
International equities	144	232	—	376	134	172	—	306
Global equities	585	28	—	613	570	—	—	570
High yield fixed income	—	19	—	19	—	19	—	19
Absolute return	—	177	345	522	—	126	223	349
Private equity	—	—	106	106	—	—	66	66
Real assets	21	6	204	231	21	—	188	209
Commodities	—	57	—	57	—	156	—	156
Agency bonds	—	18	—	18	—	21	—	21
Asset backed securities	—	89	3	92	—	93	3	96
Corporate bonds	—	1,718	1	1,719	—	1,739	2	1,741
Government bonds	—	91	—	91	—	153	—	153
Mortgage backed securities	—	41	24	65	—	42	25	67
Municipal bonds	—	201	—	201	—	209	—	209
Emerging market equities	—	57	—	57	—	52	—	52
Treasuries	—	550	—	550	—	414	—	414
Other	33	90	2	125	62	101	2	165

Total	$1,193	$3,421	$685	$5,299	$1,298	$3,297	$509	$5,104

	2015				2014
Postretirement Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$—	$49	$—	$49	$—	$55	$—	$55
International equities	—	49	—	49	—	50	—	50
Short-term bonds	13	—	—	13	9	—	—	9
Intermediate bonds	—	118	—	118	—	131	—	131
Other	—	6	—	6	—	7	—	7

Total	$13	$222	$—	$235	$9	$243	$—	$252

1	See note 1 for additional information on the fair value hierarchy.

Transfers of pension and postretirement plan assets in and out of Level 3 during 2015, by asset category were as follows:

	Balance as of January 1, 2015	Purchases, Sales, Issuances and Settlements (net)	Realized Gains	Unrealized Gains (Losses)	Transferred From Other Levels	Balance as December 31, of 2015
Absolute return	$223	$122	$1	$(1)	$—	$345
Private equity	66	32	10	(2)	—	106
Real assets	188	(4)	12	8	—	204
Asset backed securities	3	—	—	—	—	3
Corporate bonds	2	(1)	—	—	—	1
Mortgage backed securities	25	(1)	—	—	—	24
Other	2	—	—	—	—	2

Total	$509	$148	$23	$5	$—	$685

Transfers of pension and postretirement plan assets in and out of Level 3 during 2014, by asset category were as follows:

	Balance as of January 1, 2014	Purchases, Sales, Issuances and Settlements (net)	Realized Gains	Unrealized Gains (Losses)	Transferred From Other Levels	Balance as December 31, of 2014
Absolute return	$176	$40	$13	$(6)	$—	$223
Private equity	53	6	7	—	—	66
Real assets	190	(24)	8	14	—	188
Asset backed securities	3	—	—	—	—	3
Corporate bonds	2	—	—	—	—	2
Mortgage backed securities	21	2	1	1	—	25
Other	2	—	—	—	—	2

Total	$447	$24	$29	$9	$—	$509

For the years ended December 31, 2015 and 2014, there were no changes among the fair value hierarchy levels between Level 1 and Level 2.

At December 31, 2015 and 2014, the fair value of pension and postretirement assets classified as Level 2 or Level 3 was determined using a combination of third party pricing services and net asset value. In instances where the plans have invested in commingled pools, the net asset value was used as the practical expedient and no adjustments were made to the provided fair value.

The fair value of commingled pools classified as commodities, emerging market equities, municipal bonds, high yield fixed income, mortgage backed securities, domestic equities, international equities, intermediate bonds, other and certain of those classified as real assets, asset backed securities and absolute return, classified as Level 2 and Level 3, was determined primarily using an income approach. This approach utilized the net asset value of the underlying investment fund adjusted by the investment manager for restrictions or illiquidity of the disposition of the interest, if any, valuations provided by the fund’s cash flows, and the rights and obligations of the ownership interest of the fund.

The fair value of assets classified as private equity and certain of those classified as real assets and absolute return, classified as Level 3, was determined primarily using an income approach. The fair value was determined by qualified appraisers utilizing observable and unobservable data, including comparable transactions, the fair value of the underlying assets, discount rates, restrictions on disposing interests in the investment’s cash flows and other entity specific risk factors.

The fair value of assets classified as corporate bonds, other and certain of those classified as asset backed securities, classified as Level 3, was determined primarily using an income approach that utilized cash flow models and benchmarking strategies. This approach utilized observable inputs, including market-based interest rate curves, corporate credit spreads and corporate ratings. Additionally, unobservable factors incorporated into these models included default probability assumptions, potential recovery and discount rates.

Additional information relating to RAI’s significant postretirement plans is as follows:

	2015	2014
Weighted-average health-care cost trend rate assumed for the following year	7.00%	7.25%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2020	2020

Assumed health-care cost trend rates have a significant effect on the amounts reported for the health-care plans. A one-percentage-point change in assumed health-care cost trend rates would have had the following effects at December 31, 2015:

	1-Percentage Point Increase	1-Percentage Point Decrease
Effect on total of service and interest cost components	$2	$(2)
Effect on benefit obligation	62	(52)

During 2016, RAI expects to contribute $335 million to its pension plans, of which $325 million was contributed in January 2016. During 2016, RAI expects payments related to its postretirement plans to be approximately $81 million.

Estimated future benefit payments:

		Postretirement Benefits
Year	Pension Benefits	Gross Projected Benefit Payments Before Medicare Part D Subsidies	Expected Medicare Part D Subsidies	Net Projected Benefit Payments After Medicare Part D Subsidies
2016	$454	$110	$(2)	$108
2017	448	96	(2)	94
2018	444	93	(2)	91
2019	441	90	(2)	88
2020	437	87	(2)	85
2021-2025	2,122	405	(13)	392

Defined Contribution Plans

RAI sponsors qualified defined contribution plans. The expense related to these plans was $40 million in 2015, $37 million in 2014 and $34 million in 2013. Included in the plans is a non-leveraged employee stock ownership plan, which holds shares of the Reynolds Stock Fund. Participants can elect to contribute to the fund. Dividends paid on shares are reflected as a reduction of equity. All shares are considered outstanding for earnings per share computations.

Note 17 — Segment Information

RAI’s reportable operating segments are RJR Tobacco, Santa Fe and American Snuff. The RJR Tobacco segment consists principally of the primary operations of R. J. Reynolds Tobacco Company. The Santa Fe segment consists of the domestic operations of SFNTC. The American Snuff segment consists of the primary operations of American Snuff Co. Included in All Other, among other RAI subsidiaries, are RJR Vapor, Niconovum USA, Inc., Niconovum AB, and until their sale on January 13, 2016, SFRTI and various foreign subsidiaries affiliated with SFRTI. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

RAI’s largest reportable operating segment, RJR Tobacco, is the second largest tobacco company in the United States. RJR Tobacco’s brands include three of the best-selling cigarettes in the United States: NEWPORT, CAMEL and PALL MALL. These brands, and its other brands, including DORAL, MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco also offers a smoke-free tobacco product, CAMEL Snus. RJR Tobacco manages contract manufacturing of cigarette and tobacco products through arrangements with BAT affiliates, and manages the export of tobacco products to certain U.S. territories, U.S. duty-free shops and U.S. overseas military bases. RJR Tobacco manages the super-premium cigarettes, DUNHILL and STATE EXPRESS 555, which are licensed from BAT.

Santa Fe manufactures and markets super-premium cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand in the United States.

American Snuff is the second largest smokeless tobacco products manufacturer in the United States. American Snuff s primary brands include its largest selling moist snuff brands, GRIZZLY and KODIAK.

RJR Vapor is a manufacturer and marketer of digital vapor cigarettes under the VUSE brand name in the United States. Niconovum USA, Inc. and Niconovum AB are marketers of nicotine replacement therapy products in the United States and Sweden, respectively, under the ZONNIC brand name.

SFRTI and various foreign subsidiaries affiliated with SFRTI distribute the NATURAL AMERICAN SPIRIT brand outside the United States. On January 13, 2016, RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distribute and market the brand outside the United States to JTI Holding, a subsidiary of JTI, in an all-cash transaction with a value of approximately $5 billion.

Intersegment revenues and items below the operating income line of the consolidated statements of income are not presented by segment, since they are excluded from the measure of segment profitability reviewed by RAI’s chief operating decision maker. Additionally, information about total assets by segment is not reviewed by RAI’s chief operating decision maker and therefore is not disclosed.

Segment Data:

	2015	2014	2013
Net sales:
RJR Tobacco	$8,634	$6,767	$6,728
Santa Fe	818	658	572
American Snuff	855	783	745
All Other	368	263	191

Consolidated net sales	$10,675	$8,471	$8,236

Operating income (loss):
RJR Tobacco1 2 3	$3,359	$2,173	$2,587
Santa Fe4	449	337	280
American Snuff[3]	502	438	420
All Other[5]	(265)	(234)	(70)
Gain on Divestiture	3,181	—	—
Corporate Expense[3]	(273)	(183)	(85)

Consolidated operating income	$6,953	$2,531	$3,132

Cash capital expenditures:
RJR Tobacco	$84	$53	$55
Santa Fe	16	7	2
American Snuff	10	12	15
All Other	64	132	81

Consolidated capital expenditures	$174	$204	$153

Depreciation and amortization expense:
RJR Tobacco	$71	$65	$68
Santa Fe	3	3	3
American Snuff	17	17	18
All Other	31	21	14

Consolidated depreciation and amortization expense	$122	$106	$103

Reconciliation to income from continuing operations before income taxes:

Consolidated operating income1 2 3 4 5	$6,953	$2,531	$3,132
Interest and debt expense	570	286	259
Interest income	(6)	(3)	(5)
Other (income) expense, net	5	(14)	137

Income from continuing operations before income taxes	$6,384	$2,262	$2,741

[1]	Includes trademark and/or other intangible asset impairment charges of $32 million for the year ended December 31, 2013, see “Intangible Assets” in note 4.

[2]	Includes NPM Adjustment credits of $293 million, $341 million and $478 million for RJR Tobacco for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, 2015 includes $93 million for the partial recognition of the 2003 NPM Adjustment. See “— Cost of Products Sold” in note 1.

[3]	Includes MTM adjustment of $229 million for RJR Tobacco, $1 million for American Snuff and $16 million for Corporate Expense for the year ended December 31, 2015. Includes MTM adjustment of $422 million for RJR Tobacco, $4 million for American Snuff and $26 million for Corporate Expense for the year ended December 31, 2014.

[4]	Includes NPM Adjustment credits of $4 million, $4 million and $5 million for Santa Fe for the years ended December 31, 2015, 2014 and 2013, respectively, see “— Cost of Products Sold” in note 1.

[5]	Includes a $99 million charges for asset impairment and exit charges for the year ended December 31, 2015, see “Asset Impairment” in note 5.

Sales to McLane Company, Inc., a distributor, constituted approximately 28% of RAI’s consolidated revenue in 2015 and approximately 31% in each of 2014 and 2013. Sales to Core-Mark International, Inc., a distributor, represented approximately 10% of RAI’s consolidated revenue in 2015 and approximately 11% in each of 2014 and 2013. McLane Company, Inc. and Core-Mark International, Inc. are customers of RJR Tobacco, Santa Fe and American Snuff. No other customer accounted for 10% or more of RAI’s consolidated revenue during those periods.

RAI’s operating subsidiaries’ sales to foreign countries, primarily to related parties, for the years ended December 31, 2015, 2014 and 2013 were $482 million, $497 million and $496 million, respectively.

Note 18 — Related Party Transactions

RAI and RAI’s operating subsidiaries engage in transactions with affiliates of BAT. BAT, through wholly owned subsidiaries, owns approximately 42% of RAI’s outstanding common stock. The following is a summary of balances and transactions with such BAT affiliates as of and for the years ended December 31:

Balances:

	2015	2014
Accounts receivable, related party	$38	$41
Due to related party	9	1
Deferred revenue, related party	33	32
Other current liabilities	2	—

Significant transactions:

	2015	2014	2013
Net sales	$259	$311	$337
Purchases	38	28	27
BAT Share Purchase	4,673	—	—
RAI common stock purchases from B&W	—	155	296
Capsule royalty income	—	7	9
Research and development services billings	3	4	4

RJR Tobacco sells contract-manufactured cigarettes, tobacco leaf and processed tobacco to BAT affiliates. In December 2012, RJR Tobacco entered into an amendment to its contract manufacturing agreement (relating to the production of cigarettes to be sold in Japan) with a BAT affiliate, which amendment, among other things, requires either party to provide three years’ notice to the other party to terminate the agreement without cause, with any such notice to be given no earlier than January 1, 2016. On January 4, 2016, RJR Tobacco received written notice from a BAT affiliate terminating that contract manufacturing agreement effective January 5, 2019. Net sales to BAT affiliates, primarily cigarettes, represented approximately 2% of RAI’s total net sales in 2015, and 4% in each of 2014 and 2013.

RJR Tobacco recorded deferred sales revenue relating to leaf sold to BAT affiliates that had not been delivered as of December 31, in each of 2015, 2014 and 2013, given that RJR Tobacco has a legal right to bill the BAT affiliates. Leaf sales revenue to BAT affiliates is recognized when the product is shipped to the customer. RJR Tobacco recorded royalty income from the license of capsule technology to BAT affiliates.

RJR Tobacco performs certain research and development for BAT affiliates pursuant to a joint technology sharing agreement entered into as a part of the B&W business combination. These services were billed to BAT affiliates and were recorded in RJR Tobacco’s selling, general and administrative expenses, net of associated costs.

RAI’s operating subsidiaries also purchase unprocessed leaf at market prices, and import cigarettes at prices not to exceed manufacturing costs plus 10%, from BAT affiliates.

On June 12, 2015, RAI and BAT completed the BAT Share Purchase in connection with the Merger and Divestiture. For additional information, see note 2.

On December 1, 2015, RJR Tobacco and Nicoventures Holdings Limited, a subsidiary of BAT, signed a definitive vapor technology-sharing and licensing agreement, pursuant to which the companies will collaborate on the development of next generation vapor products.

Note 19 — RAI Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RAI’s $16.7 billion aggregate principal amount of unsecured notes. See note 12 for additional information relating to these notes. Certain of RAI’s direct, wholly owned subsidiaries and certain of its indirectly owned subsidiaries have fully and unconditionally, and jointly and severally, guaranteed these notes. The following condensed consolidating financial statements include: the accounts and activities of RAI, the parent issuer; RJR, RJR Tobacco, American Snuff Co., SFNTC and certain of RAI’s other subsidiaries, the Guarantors; other direct and indirect subsidiaries of RAI that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Net sales	$—	$10,319	$333	$(236)	$10,416
Net sales, related party	—	259	—	—	259

Net Sales	—	10,578	333	(236)	10,675
Cost of products sold	—	4,673	248	(233)	4,688
Selling, general and administrative expenses	79	1,738	281	—	2,098
Gain on Divestiture	—	(3,153)	(28)	—	(3,181)
Amortization expense	—	18	—	—	18
Asset impairment and exit charges	—	99	—	—	99

Operating income (loss)	(79)	7,203	(168)	(3)	6,953
Interest and debt expense	559	104	7	(100)	570
Interest income	(100)	(6)	—	100	(6)
Other (income) expense, net	20	(42)	(16)	43	5

Income (loss) before income taxes	(558)	7,147	(159)	(46)	6,384
Provision for (benefit from) income taxes	(224)	3,417	(62)	—	3,131
Equity income from subsidiaries	3,587	46	—	(3,633)	—

Net income (loss)	$3,253	$3,776	$(97)	$(3,679)	$3,253

For the Year Ended December 31, 2014
Net sales	$—	$8,109	$232	$(181)	$8,160
Net sales, related party	—	311	—	—	311

Net Sales	—	8,420	232	(181)	8,471
Cost of products sold	—	4,002	235	(179)	4,058
Selling, general and administrative expenses	75	1,535	261	—	1,871
Amortization expense	—	11	—	—	11

Operating income (loss)	(75)	2,872	(264)	(2)	2,531
Interest and debt expense	286	79	6	(85)	286
Interest income	(85)	(3)	—	85	(3)
Other (income) expense, net	4	(44)	(17)	43	(14)

Income (loss) from continuing operations before income Taxes	(280)	2,840	(253)	(45)	2,262
Provision for (benefit from) income taxes	(89)	1,004	(98)	—	817
Equity income from subsidiaries	1,661	26	—	(1,687)	—

Income (loss) from continuing operations	1,470	1,862	(155)	(1,732)	1,445
Income from discontinued operations, net of tax	—	25	—	—	25

Net income (loss)	$1,470	$1,887	$(155)	$(1,732)	$1,470

For the Year Ended December 31, 2013
Net sales	$—	$7,785	$147	$(33)	$7,899
Net sales, related party	—	337	—	—	337

Net Sales	—	8,122	147	(33)	8,236
Cost of products sold	—	3,628	83	(33)	3,678
Selling, general and administrative expenses	13	1,222	154	—	1,389
Amortization expense	—	5	—	—	5
Trademark and other intangible asset impairment charges	—	32	—	—	32

Operating income (loss)	(13)	3,235	(90)	—	3,132
Interest and debt expense	255	113	2	(111)	259
Interest income	(111)	(3)	(2)	111	(5)
Other (income) expense, net	129	(45)	10	43	137

Income (loss) before income taxes	(286)	3,170	(100)	(43)	2,741
Provision for (benefit from) income taxes	(95)	1,154	(36)	—	1,023
Equity income from subsidiaries	1,909	5	—	(1,914)	—

Net income (loss)	$1,718	$2,021	$(64)	$(1,957)	$1,718

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Net income (loss)	$3,253	$3,776	$(97)	$(3,679)	$3,253
Other comprehensive income (loss), net of tax:
Retirement benefits	50	50	13	(63)	50
Amortization of realized loss on hedging instruments	1	—	—	—	1
Cumulative translation adjustment and other	(25)	(27)	(37)	64	(25)

Comprehensive income (loss)	$3,279	$3,799	$(121)	$(3,678)	$3,279

For the Year Ended December 31, 2014
Net income (loss)	$1,470	$1,887	$(155)	$(1,732)	$1,470
Other comprehensive income (loss), net of tax:
Retirement benefits	(277)	(271)	(1)	272	(277)
Unrealized gain on long-term investments	2	2	—	(2)	2
Amortization of realized loss on hedging instruments	1	—	—	—	1
Cumulative translation adjustment and other	(34)	(34)	(48)	82	(34)

Comprehensive income (loss)	$1,162	$1,584	$(204)	$(1,380)	$1,162

For the Year Ended December 31, 2013
Net income (loss)	$1,718	$2,021	$(64)	$(1,957)	$1,718
Other comprehensive income (loss), net of tax:
Retirement benefits	248	239	(1)	(238)	248 5
Unrealized gain on long-term investments	5	5	—	(5)
Amortization of realized loss on hedging instruments	1	—	—	—	1
Cumulative translation adjustment and other	1	1	14	(15)	1

Comprehensive income (loss)	$1,973	$2,266	$(51)	$(2,215)	$1,973

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidating statement of income for the year ended December 31, 2015, were as follows:

Components	Amount Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Defined benefit pension and postretirement plans:
Amortization of prior service costs	$—	(20)	$—	$—	$(20)	Cost of products sold
Amortization of prior service costs	—	(19)	—	—	(19)	Selling, general and administrative expenses
MTM adjustment	—	120	—	—	120	Cost of products sold
MTM adjustment	5	121	—	—	126	Selling, general and administrative expenses

	5	202	—	—	207	Operating income (loss)
Deferred taxes	(1)	(78)	—	—	(79)	Provision for income taxes
Defined benefit pension and postretirement plans	124	—	—	(124)	—	Equity income from subsidiaries

Net of tax	$128	$124	—	$(124)	$128	Net income (loss)

Loss on hedging instruments:
Amortization of realized loss	$2	$—	$—	$—	$2	Interest and debt expense
Deferred taxes	(1)	—	—	—	(1)	Provision for income taxes

Net of tax	$1	$—	$—	$—	$1	Net income (loss)

Total reclassifications	$129	$124	$—	$(124)	$129	Net income (loss)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidating statement of income for the year ended December 31, 2014, were as follows:

Components	Amount Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Defined benefit pension and postretirement plans:
Amortization of prior service costs	$—	(21)	$—	$—	$(21)	Cost of products sold
Amortization of prior service costs	—	(18)	—	—	(18)	Selling, general and administrative expenses
MTM adjustment	—	205	—	—	205	Cost of products sold
MTM adjustment	10	236	1	—	247	Selling, general and administrative expenses

	10	402	1	—	413	Operating income (loss)
Deferred taxes	(4)	(158)	—	—	(162)	Provision for income taxes
Defined benefit pension and postretirement plans	245	—	—	(245)	—	Equity income from subsidiaries

Net of tax	$251	$244	1	$(245)	$251	Net income (loss)

Loss on hedging instruments:
Amortization of realized loss	$2	$—	$—	$—	$2	Interest and debt expense
Deferred taxes	(1)	—	—	—	(1)	Provision for income taxes

Net of tax	$1	$—	$—	$—	$1	Net income (loss)

Total reclassifications	$252	$244	$1	$(245)	$252	Net income (loss)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the consolidating statement of income for the year ended December 31, 2013, were as follows:

Components	Amount Reclassified					Affected Line Item
	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
Defined benefit pension and postretirement plans:
Amortization of prior service costs	$—	(21)	$—	$—	(21)	Cost of products sold
Amortization of prior service costs	—	(18)	—	—	(18)	Selling, general and administrative expenses

	—	(39)	—	—	(39)	Operating income (loss)
Deferred taxes	—	16	—	—	16	Provision for income taxes
Defined benefit pension and postretirement plans	(23)	—	—	23	—	Equity income from subsidiaries

Net of tax	$(23)	$(23)	$—	$23	$(23)	Net income (loss)

Loss on hedging instruments:
Amortization of realized loss	$2	$—	$—	$—	$2	Interest and debt expense
Deferred taxes	(1)	—	—	—	(1)	Provision for income taxes

Net of tax	$1	$—	$—	$—	$1	Net income (loss)

Total reclassifications	$(22)	$(23)	$—	$23	$(22)	Net income (loss)

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Cash flows from (used in) operating activities	$(2,279)	$3,219	$6	$(750)	$196

Cash flows from (used in) investing activities:
Capital expenditures	—	(160)	(12)	(2)	(174)
Proceeds from settlement of short-term investments	—	265	—	—	265
Proceeds from settlement of long-term investments	—	67	—	—	67
Return of intercompany investments	185	—	—	(185)	—
Acquisition, net of cash acquired	(18,278)	1,001	57	—	(17,220)
Proceeds from Divestiture	7,056	—	—	—	7,056
Other, net	10	22	—	(31)	1

Net cash flows from (used in) investing activities	(11,027)	1,195	45	(218)	(10,005)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,583)	(709)	—	709	(1,583)
Repurchase of common stock	(124)	—	—	—	(124)
Proceeds from BAT Share Purchase	4,673	—	—	—	4,673
Issuance of long-term debt	8,975	—	—	—	8,975
Repayment of long-term debt	(450)	—	—	—	(450)
Debt issuance costs and financing fees	(70)	—	—	—	(70)
Principal borrowings under revolving credit facility	1,400	—	—	—	1,400
Repayments under revolving credit facility	(1,400)	—	—	—	(1,400)
Excess tax benefit on stock-based compensation plans	17	—	—	—	17
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(185)	—	185	—
Other, net	2,384	(2,445)	30	31	—

Net cash flows from (used in) financing activities	13,779	(3,339)	30	968	11,438

Effect of exchange rate changes on cash and cash equivalents	—	—	(28)	—	(28)

Net change in cash and cash equivalents	473	1,075	53	—	1,601
Cash and cash equivalents at beginning of year	102	469	395	—	966

Cash and cash equivalents at end of year	$575	$1,544	$448	$—	$2,567

For the Year Ended December 31, 2014
Cash flows from (used in) operating activities	$1,277	$1,865	$(179)	$(1,340)	$1,623

Cash flows from (used in) investing activities:
Capital expenditures	—	(265)	(94)	155	(204)
Proceeds from termination of joint venture	—	—	35	—	35
Proceeds from settlement of long-term investments	—	4	—	—	4
Return of intercompany investments	165	—	—	(165)	—
Other, net	218	35	126	(419)	(40)

Net cash flows from (used in) investing activities	383	(226)	67	(429)	(205)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,411)	(1,301)	—	1,301	(1,411)
Repurchase of common stock	(440)	—	—	—	(440)
Excess tax benefit on stock-based compensation plans	12	—	—	—	12
Principal borrowings under revolving credit facility	1,000	—	—	—	1,000
Repayments under revolving credit facility	(1,000)	—	—	—	(1,000)
Debt issuance costs and financing fees	(79)	—	—	—	(79)
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(165)	—	165	—
Other, net	(41)	(400)	181	260	—

Net cash flows from (used in) financing activities	(2,002)	(1,866)	181	1,769	(1,918)

Effect of exchange rate changes on cash and cash equivalents	—	—	(34)	—	(34)

Net change in cash and cash equivalents	(342)	(227)	35	—	(534)
Cash and cash equivalents at beginning of year	444	696	360	—	1,500

Cash and cash equivalents at end of year	$102	$469	$395	$—	$966

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2013
Cash flows from (used in) operating activities	$1,519	$945	$(70)	$(1,086)	$1,308

Cash flows from (used in) investing activities:
Capital expenditures	—	(80)	(74)	1	(153)
Proceeds from termination of joint venture	—	—	31	—	31
Proceeds from settlement of long-term investment	—	6	—	—	6
Return of intercompany investments	300	—	—	(300)	—
Other, net	81	27	(1)	(104)	3

Net cash flows from (used in) investing activities	381	(47)	(44)	(403)	(113)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,335)	(1,042)	—	1,042	(1,335)
Repurchase of common stock	(775)	—	—	—	(775)
Excess tax benefit on stock-based compensation plans	14	—	—	—	14
Principal borrowings under term-loan credit facility	500	—	—	—	500
Repayment under term-loan credit facility	(500)	—	—	—	(500)
Proceeds from issuance of long-term debt, net of discounts	1,097	—	—	—	1,097
Repayments of long-term debt	(975)	(60)	—	—	(1,035)
Debt issuance costs and financing fees	(18)	—	—	—	(18)
Make-whole premium for early extinguishment of debt	(155)	—	—	—	(155)
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(300)	—	300	—
Other, net	(21)	(220)	137	104	—

Net cash flows from (used in) financing activities	(2,211)	(1,622)	137	1,489	(2,207)

Effect of exchange rate changes on cash and cash equivalents	—	—	10	—	10

Net change in cash and cash equivalents	(311)	(724)	33	—	(1,002)
Cash and cash equivalents at beginning of year	755	1,420	327	—	2,502

Cash and cash equivalents at end of year	$444	$696	$360	$—	$1,500

Condensed Consolidating Balance Sheet

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2015
Assets
Cash and cash equivalents	$575	$1,544	$448	$—	$2,567
Short-term investments	—	149	—	—	149
Accounts receivable	—	62	6	—	68
Accounts receivable, related party	—	38	—	—	38
Other receivables	70	3,459	91	(3,585)	35
Inventories	—	1,694	44	(4)	1,734
Deferred income taxes, net	14	1,011	7	—	1,032
Other current assets	116	323	129	(4)	564

Total current assets	775	8,280	725	(3,593)	6,187
Property, plant and equipment, net	3	1,223	29	—	1,255
Trademarks and other intangible assets, net	—	29,467	—	—	29,467
Goodwill	—	15,976	17	—	15,993
Long-term intercompany notes receivable	1,583	169	—	(1,752)	—
Investment in subsidiaries	37,151	662	—	(37,813)	—
Other assets and deferred charges	267	212	31	(188)	322

Total assets	$39,779	$55,989	$802	$(43,346)	$53,224

Liabilities and shareholders’ equity
Accounts payable	$2	$173	$4	$—	$179
Tobacco settlement accruals	—	2,816	—	—	2,816
Due to related party	—	9	—	—	9
Deferred revenue, related party	—	33	—	—	33
Current maturities of long-term debt	420	86	—	—	506
Dividends on common stock	514	—	—	—	514
Other current liabilities	3,707	1,039	79	(3,591)	1,234

Total current liabilities	4,643	4,156	83	(3,591)	5,291
Long-term intercompany notes payable	169	1,260	323	(1,752)	—
Long-term debt (less current maturities)	16,614	327	—	—	16,941
Deferred income taxes, net	—	10,421	—	(185)	10,236
Long-term retirement benefits (less current portion)	57	2,153	55	—	2,265
Other noncurrent liabilities	44	195	—	—	239
Shareholders’ equity	18,252	37,477	341	(37,818)	18,252

Total liabilities and shareholders’ equity	$39,779	$55,989	$802	$(43,346)	$53,224

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2014
Assets
Cash and cash equivalents	$102	$469	$395	$—	$966
Accounts receivable	—	74	42	—	116
Accounts receivable, related party	—	41	—	—	41
Other receivables	70	1,199	10	(1,267)	12
Inventories	—	1,198	85	(2)	1,281
Deferred income taxes, net	5	688	10	—	703
Other current assets	50	151	1	2	204

Total current assets	227	3,820	543	(1,267)	3,323
Property, plant and equipment, net	3	1,170	30	—	1,203
Trademarks and other intangible assets, net	—	2,417	4	—	2,421
Goodwill	—	7,999	17	—	8,016
Long-term intercompany notes receivable	1,593	190	—	(1,783)	—
Investment in subsidiaries	9,598	450	—	(10,048)	—
Other assets and deferred charges	101	180	23	(71)	233

Total assets	$11,522	$16,226	$617	$(13,169)	$15,196

Liabilities and shareholders’ equity
Accounts payable	$1	$128	$13	$—	$142
Tobacco settlement accruals	—	1,819	—	—	1,819
Due to related party	—	1	—	—	1
Deferred revenue, related party	—	32	—	—	32
Current maturities of long-term debt	450	—	—	—	450
Dividends on common stock	356	—	—	—	356
Other current liabilities	1,280	682	51	(1,269)	744

Total current liabilities	2,087	2,662	64	(1,269)	3,544
Long-term intercompany notes payable	190	1,300	293	(1,783)	—
Long-term debt (less current maturities)	4,633	—	—	—	4,633
Deferred income taxes, net	—	450	—	(67)	383
Long-term retirement benefits (less current portion)	57	1,930	10	—	1,997
Other noncurrent liabilities	33	83	1	—	117
Shareholders’ equity	4,522	9,801	249	(10,050)	4,522

Total liabilities and shareholders’ equity	$11,522	$16,226	$617	$(13,169)	$15,196

Note 20 — RJR Tobacco Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RJR Tobacco’s $377 million aggregate principal amount of unsecured notes, representing the Lorillard Tobacco Notes assumed by RJR Tobacco in connection with the Lorillard Tobacco Merger. RAI and RJR have fully and unconditionally, and jointly and severally, guaranteed these notes. The following condensed consolidating financial statements include: the accounts and activities of RAI, the Parent Guarantor; RJR Tobacco, the Issuer; RJR, a Guarantor; other direct and indirect subsidiaries of RAI that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Net sales	$—	$8,714	$—	$2,039	$(337)	$10,416
Net sales, related party	—	259	—	—	—	259

Net sales	—	8,973	—	2,039	(337)	10,675
Cost of products sold	—	4,277	—	746	(335)	4,688
Selling, general and administrative expenses, net	79	2,318	3	(302)	—	2,098
(Gain) loss on Divestiture	—	1,887	—	(5,068)	—	(3,181)
Amortization expense	—	12	—	6	—	18
Asset impairment and exit charges	—	99	—	—	—	99

Operating income (loss)	(79)	380	(3)	6,657	(2)	6,953
Interest and debt expense	559	20	—	94	(103)	570
Interest income	(100)	(5)	(4)	—	103	(6)
Other (income) expense, net	20	2	(43)	(17)	43	5

Income (loss) from continuing operations before income taxes	(558)	363	44	6,580	(45)	6,384
Provision for (benefit from) income taxes	(224)	928	—	2,427	—	3,131
Equity income (loss) from subsidiaries	3,587	3,732	3,185	—	(10,504)	—

Net income (loss)	$3,253	$3,167	$3,229	$4,153	$(10,549)	$3,253

For the Year Ended December 31, 2014
Net sales	$—	$6,728	$—	$1,701	$(269)	$8,160
Net sales, related party	—	311	—	—	—	311

Net Sales	—	7,039	—	1,701	(269)	8,471
Cost of products sold	—	3,641	—	686	(269)	4,058
Selling, general and administrative expenses, net	75	1,629	6	161	—	1,871
Amortization expense	—	4	—	7	—	11

Operating income (loss)	(75)	1,765	(6)	847	—	2,531
Interest and debt expense	286	21	—	67	(88)	286
Interest income	(85)	(2)	(3)	(1)	88	(3)
Other (income) expense, net	4	1	(45)	(17)	43	(14)

Income (loss) from continuing operations before income taxes	(280)	1,745	42	798	(43)	2,262
Provision for (benefit from) income taxes	(89)	627	(1)	280	—	817
Equity income (loss) from subsidiaries	1,661	279	1,425	—	(3,365)	—

Net income (loss) from continuing operations	1,470	1,397	1,468	518	(3,408)	1,445
Income from discontinued net of tax	—	25	—	—	—	25

Net income (loss)	$1,470	$1,422	$1,468	$518	$(3,408)	$1,470

For the Year Ended December 31, 2013
Net sales	$—	$6,505	$—	$1,493	$(99)	$7,899
Net sales, related party	—	337	—	—	—	337

Net sales	—	6,842	—	1,493	(99)	8,236
Cost of products sold	—	3,280	—	497	(99)	3,678
Selling, general and administrative expenses, net	13	1,348	—	28	—	1,389
Amortization expense	—	4	—	1	—	5
Trademark and other intangible asset impairment charges	—	—	—	32	—	32

Operating income (loss)	(13)	2,210	—	935	—	3,132
Interest and debt expense	255	23	3	92	(114)	259
Interest income	(111)	(3)	(3)	(2)	114	(5)
Other (income) expense, net	129	1	(46)	10	43	137

Income (loss) from continuing operations before income taxes	(286)	2,189	46	835	(43)	2,741
Provision for (benefit from) income taxes	(95)	841	(2)	279	—	1,023
Equity income (loss) from subsidiaries	1,909	259	1,605	—	(3,773)	—

Net income (loss)	$1,718	$1,607	$1,653	$556	$(3,816)	$1,718

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non-Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Net income (loss)	$3,253	$3,167	$3,229	$4,153	$(10,549)	$3,253
Other comprehensive income (loss), net of tax:
Retirement benefits	50	39	51	12	(102)	50
Amortization of realized loss on hedging instruments	1	—	—	—	—	1
Cumulative translation adjustment and other	(25)	(25)	(25)	(26)	76	(25)

Comprehensive income (loss)	$3,279	$3,181	$3,255	$4,139	$(10,575)	$3,279

For the Year Ended December 31, 2014
Net income (loss)	$1,470	$1,422	$1,468	$518	$(3,408)	$1,470
Other comprehensive income (loss), net of tax:
Retirement benefits	(277)	(259)	(261)	(11)	531	(277)
Unrealised gain (loss) on long-term investment	2	2	2	—	(4)	2
Amortization of realized loss on hedging instruments	1	—	—	—	—	1
Cumulative translation adjustment and other	(34)	(32)	(32)	(33)	97	(34)

Comprehensive income (loss)	$1,162	$1,133	$1,177	$474	$(2,784)	$1,162

For the Year Ended December 31, 2013
Net income (loss)	$1,718	$1,607	$1,653	$556	$(3,816)	$1,718
Other comprehensive income (loss), net of tax:
Retirement benefits	248	226	227	11	(464)	248
Unrealised gain (loss) on long-term investment	5	5	5	—	(10)	5
Amortization of realized loss on hedging instruments	1	—	—	—	—	1
Cumulative translation adjustment and other	1	3	2	2	(7)	1

Comprehensive income (loss)	$1,973	$1,841	$1,887	$569	$(4,297)	$1,973

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statement of income for the year ended December 31, 2015, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Defined benefit pension and postretirement plans:
Amortization of prior service costs	$—	$(19)	$—	$(1)	$—	$(20)	Cost of products sold
Amortization of prior service costs	—	(17)	(1)	(1)	—	(19)	Selling, general and administrative expenses, net
MTM Adjustment	—	119	—	1	—	120	Cost of products sold
MTM Adjustment	5	110	3	8	—	126	Selling, general and administrative expenses, net

	5	193	2	7	—	207	Operating income (loss)
Deferred taxes	(1)	(74)	(1)	(3)	—	(79)	Provision for income taxes
Defined benefit pension and postretirement plans	124	—	118	—	(242)	—	Equity income (loss) from subsidiaries

Net of tax	128	119	119	4	(242)	128	Net income (loss)

Loss of hedging instruments:
Amortisation of realized loss	2	—	—	—	—	2	Interest and debt expense
Deferred taxes	(1)	—	—	—	—	(1)	Provision for income taxes

Net of tax	1	—	—	—	—	1	Net income (loss)

Total reclassifications	$129	$119	$119	$4	$(242)	$129	Net income (loss)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statement of income for the year ended December 31, 2014, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Defined benefit pension and postretirement plans:
Amortization of prior service costs	$—	$(20)	$—	$(1)	$—	$(21)	Cost of products sold
Amortization of prior service costs	—	(17)	—	(1)	—	(18)	Selling, general and administrative expenses, net
MTM Adjustment	—	195	—	10	—	205	Cost of products sold
MTM Adjustment	10	228	4	5	—	247	Selling, general and administrative expenses, net

	10	386	4	13	—	413	Operating income (loss)
Deferred taxes	(4)	152	(1)	(5)	—	(162)	Provision for income taxes
Defined benefit pension and postretirement plans	245	—	234	—	(479)	—	Equity income (loss) from subsidiaries

Net of tax	251	234	237	8	(479)	251	Net income (loss)

Loss of hedging instruments:					—
Amortisation of realized loss	2	—	—	—	—	2	Interest and debt expense
Deferred taxes	(1)	—	—	—	—	(1)	Provision for income taxes

Net of tax	1	—	—	—	—	1	Net income (loss)

Total reclassifications	$252	$234	$237	$8	$(479)	$252	Net income (loss)

Details about the reclassifications out of accumulated other comprehensive loss and the affected line items in the condensed consolidating statement of income for the year ended December 31, 2013, were as follows:

Components	Amounts Reclassified						Affected Line Item
	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
Defined benefit pension and postretirement plans:
Amortization of prior service costs	$—	$(20)	$—	$(1)	$—	$(21)	Cost of products sold
Amortization of prior service costs	—	(17)	—	(1)	—	(18)	Selling, general and administrative expenses, net

	—	(37)	—	(2)	—	(39)	Operating income (loss)
Deferred taxes	—	15	—	1	—	16	Provision for income taxes
Defined benefit pension and postretirement plans	(23)		(22)	—	45	—	Equity income (loss) from subsidiaries

Net of tax	(23)	(22)	(22)	(1)	45	(23)	Net income (loss)

Loss on hedging instruments:
Amortization of realized loss	2	—	—	—	—	2	Interest and debt expense
Deferred taxes	(1)	—	—	—	—	(1)	Provision for income taxes

Net of tax	1	—	—	—	—	1	Net income (loss)

Total reclassifications	$(22)	$(22)	$(22)	$(1)	$45	$(22)	Net income (loss)

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non-Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2015
Cash flows from (used in) operating activities	$(2,279)	$2,924	$549	$422	$(1,420)	$196

Cash flows from (used in) investing activities:
Capital expenditures	—	(99)	—	(73)	(2)	(174)
Proceeds from settlement of short-term investments	—	265	—	—	—	265
Proceeds from settlement of long-term investments	—	67	—	—	—	67
Return of intercompany investments	185	11	344	—	(540)	—
Acquisition, net of cash acquired	(18,278)	523	—	535	—	(17,220)
Proceeds from Divestiture	7,056	—	—	—	—	7,056
Other, net	10	1	17	21	(48)	1

Net cash flows from (used in) from investing activities	(11,027)	768	361	483	(590)	(10,005)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,583)	(461)	(709)	(209)	1,379	(1,583)
Repurchase of common stock	(124)	—	—	—	—	(124)
Proceeds from BAT Share Purchase	4,673	—	—	—	—	4,673
Issuance of long-term debt, net of discounts	8,975	—	—	—	—	8,975
Repayment of long-term debt	(450)	—	—	—	—	(450)
Debt issuance costs and financing fees	(70)	—	—	—	—	(70)
Principal borrowings under revolving credit facility	1,400	—	—	—	—	1,400
Repayments under revolving credit facility	(1,400)	—	—	—	—	(1,400)
Excess tax benefit on stock-based compensation plans	17	—	—	—	—	17
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(344)	(185)	(11)	540	—
Other, net	2,384	(2,405)	—	(27)	48	—

Net cash flows from (used in) financing activities	13,779	(3,210)	(894)	(247)	2,010	11,438

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(28)	—	(28)

Net change in cash and cash equivalents	473	482	16	630	—	1,601
Cash and cash equivalents at beginning of period	102	327	3	534	—	966

Cash and cash equivalents at end of period	$575	$809	$19	$1,164	$—	$2,567

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2014
Cash flows from (used in) operating activities	$1,277	$1,364	$1,424	$524	$(2,966)	$1,623

Cash flows from (used in) investing activities:
Capital expenditures	—	(232)	—	(127)	155	(204)
Proceeds from termination of joint venture	—	—	—	35	—	35
Proceeds from settlement of long-term investment	—	2	2	—	—	4
Return of intercompany investments	165	105	21	—	(291)	—
Other, net	218	(8)	19	187	(456)	(40)

Net cash flows from (used in) investing activities	383	(133)	42	95	(592)	(205)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,411)	(1,377)	(1,301)	(250)	2,928	(1,411)
Repurchase of common stock	(440)	—	—		—	(440)
Excess tax benefit on stock-based compensation	12	—	—	—	—	12
Principal borrowings under revolving credit facility	1,000	—	—	—	—	1,000
Repayments under revolving credit facility	(1,000)	—	—	—	—	(1,000)
Debt issuance costs and financing fees	(79)	—	—	—	—	(79)
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(21)	(165)	(105)	291	—
Other, net	(41)	(20)	—	(235)	296	—

Net cash flows from (used in) financing activities	(2,002)	(1,418)	(1,466)	(590)	3,558	(1,918)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(34)	—	(34)

Net change in cash and cash equivalents	(342)	(187)	—	(5)	—	(534)
Cash and cash equivalents at beginning of period	444	514	3	539	—	1,500

Cash and cash equivalents at end of period	$102	$327	$3	$534	$—	$966

For the Year Ended December 31, 2013
Cash flows from (used in) operating activities	$1,519	$945	$1,108	$424	$(2,688)	$1,308

Cash flows from (used in) investing activities:
Capital expenditures	—	(55)	—	(99)	1	(153)
Proceeds from termination of joint venture	—	—	—	31	—	31
Proceeds from settlement of long-term investment	—	2	4	—	—	6
Contributions to intercompany investments	—	—	—	—	—	—
Return of intercompany investments	300	15	365	—	(680)	—
Other, net	81	1	17	271	(367)	3

Net cash flows from (used in) investing activities	381	(37)	386	203	(1,046)	(113)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,335)	(1,065)	(1,042)	(537)	2,644	(1,335)
Repurchase of common stock	(775)	—	—		—	(775)
Debt issuance costs and financing fees	(18)	—	—	—	—	(18)
Principal borrowings under revolving credit facility	500	—	—	—	—	500
Repayments under revolving credit facility	(500)	—	—	—	—	(500)
Proceeds from issuance of long-term debt, net of discounts	1,097	—	—	—	—	1,097
Repayment of long-term debt	(975)	—	(60)	—	—	(1,035)
Make-whole premium for early extinguishment of debt	(155)	—	—	—	—	(155)
Excess tax benefit on stock-based compensation	14	—	—	—	—	14
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(365)	(300)	(15)	680	—
Other, net	(21)	(153)	(95)	(98)	367	—

Net cash flows from (used in) financing activities	(2,211)	(1,583)	(1,497)	(650)	3,734	(2,207)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	10	—	10

Net change in cash and cash equivalents	(311)	(675)	(3)	(13)	—	(1,002)
Cash and cash equivalents at beginning of period	755	1,189	6	552	—	2,502

Cash and cash equivalents at end of period	$444	$514	$3	$539	$—	$1,500

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
December 31, 2015
Assets
Cash and cash equivalents	$575	$809	$19	$1,164	$—	$2,567
Short-term investments	—	149	—	—	—	149
Accounts receivable	—	48	—	20	—	68
Accounts receivable, related party	—	38	—	—	—	38
Other receivables	70	30	17	4,890	(4,972)	35
Inventories	—	941	—	797	(4)	1,734
Deferred income taxes, net	14	928	1	89	—	1,032
Other current assets	116	236	—	212	—	564

Total current assets	775	3,179	37	7,172	(4,976)	6,187
Property, plant and equipment, net	3	792	—	460	—	1,255
Trademarks and other intangible assets, net	—	346	—	29,121	—	29,467
Goodwill	—	3,453	9,853	2,687	—	15,993
Long-term intercompany notes receivable	1,583	—	90	169	(1,842)	—
Investment in subsidiaries	37,151	23,199	24,276	—	(84,626)	—
Other assets and deferred charges	267	783	13	9	(750)	322

Total assets	$39,779	$31,752	$34,269	$39,618	$(92,194)	$53,224

Liabilities and shareholders’ equity
Accounts payable	$2	$146	$—	$31	$—	$179
Tobacco settlement accruals	—	2,673	—	143	—	2,816
Due to related party	—	9	—	—	—	9
Deferred revenue, related party	—	33	—	—	—	33
Current maturities of long-term debt	420	86	—	—	—	506
Dividends payable on common stock	514	—	—	—	—	514
Other current liabilities	3,707	2,189	31	284	(4,977)	1,234

Total current liabilities	4,643	5,136	31	458	(4,977)	5,291
Long-term intercompany notes payable	169	—	—	1,673	(1,842)	—
Long-term debt (less current maturities)	16,614	327	—	—	—	16,941
Deferred income taxes, net	—	1	—	10,981	(746)	10,236
Long-term retirement benefits (less current portion)	57	2,036	30	142	—	2,265
Other noncurrent liabilities	44	182	—	13	—	239
Shareholders’ equity	18,252	24,070	34,208	26,351	(84,629)	18,252

Total liabilities and shareholders’ equity	$39,779	$31,752	$34,269	$39,618	$(92,194)	$53,224

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Guarantor	Non- Guarantors	Eliminations	Consolidated
December 31, 2014
Assets
Cash and cash equivalents	$102	$327	$3	$534	$—	$966
Accounts receivable	—	61	—	55	—	116
Accounts receivable, related party	—	41	—	—	—	41
Other receivables	70	291	20	1,864	(2,233)	12
Inventories	—	529	—	754	(2)	1,281
Deferred income taxes, net	5	611	1	86	—	703
Other current assets	50	118	—	34	2	204

Total current assets	227	1,978	24	3,327	(2,233)	3,323
Property, plant and equipment, net	3	765	—	435	—	1,203
Trademarks and other intangible assets, net	—	130	—	2,291	—	2,421
Goodwill	—	5,302	—	2,714	—	8,016
Long-term intercompany notes receivable	1,593	—	106	190	(1,889)	—
Investment in subsidiaries	9,598	3,060	6,941	—	(19,599)	—
Other assets and deferred charges	101	731	18	18	(635)	233

Total assets	$11,522	$11,966	$7,089	$8,975	$(24,356)	$15,196

Liabilities and shareholders’ equity
Accounts payable	$1	$110	$—	$31	$—	$142
Tobacco settlement accruals	—	1,709	—	110	—	1,819
Due to related party	—	1	—	—	—	1
Deferred revenue, related party	—	32	—	—	—	32
Current maturities of long-term debt	450	—	—	—	—	450
Dividends payable on common stock	356	—	—	—	—	356
Other current liabilities	1,280	1,274	3	423	(2,236)	744

Total current liabilities	2,087	3,126	3	564	(2,236)	3,544
Long-term intercompany notes payable	190	—	—	1,699	(1,889)	—
Long-term debt (less current maturities)	4,633	—	—	—	—	4,633
Deferred income taxes, net	—	1	—	1,013	(631)	383
Long-term retirement benefits (less current portion)	57	1,822	30	88	—	1,997
Other noncurrent liabilities	33	78	—	6	—	117
Shareholders’ equity	4,522	6,939	7,056	5,605	(19,600)	4,522

Total liabilities and shareholders’ equity	$11,522	$11,966	$7,089	$8,975	$(24,356)	$15,196

Note 21 – Quarterly Results of Operations (Unaudited)

	First	Second	Third	Fourth
2015
Net sales	$2,057	$2,403	$3,161	$3,054
Gross profit[1]	1,207	1,319	1,757	1,704
Net income1 2	389	1,928	657	279
Per share data[3]:
Basic:
Net income	0.36	1.70	0.46	0.20
Diluted:
Net income	0.36	1.69	0.46	0.19
2014
Net sales	$1,935	$2,162	$2,240	$2,134
Gross profit[4]	1,005	1,203	1,206	999
Income from continuing operations4 5	338	492	467	148
Income from discontinued operations, net of tax	25	—	—	—
Net income4 5	363	492	467	148
Per share data[3]:
Basic:
Income from continuing operations	0.32	0.46	0.44	0.14
Income from discontinued operations	0.02	—	—	—
Net income	0.34	0.46	0.44	0.14
Diluted:
Income from continuing operations	0.32	0.46	0.44	0.14
Income from discontinued operations	0.02	—	—	—
Net income	0.34	0.46	0.44	0.14

[1]	Includes NPM Adjustment credits of $136 million in the first quarter of 2015, $69 million in the second quarter of 2015, $76 million in the third quarter of 2015 and $109 million in the fourth quarter of 2015, see “— Cost of Products Sold” in note 1. The fourth quarter of 2015 includes an MTM adjustment of $120 million.

[2]	Fourth quarter of 2015 includes an additional MTM adjustment of $126 million for a total of $246 million.

[3]	Income per share is computed independently for each of the periods presented. The sum of the income per share amounts for the quarters may not equal the total for the year.

[4]	Includes NPM Adjustment credits of $63 million in the first quarter of 2014, $125 million in the second quarter of 2014, $82 million in the third quarter of 2014 and $75 million in the fourth quarter of 2014, see “— Cost of Products Sold” in note 1. The fourth quarter of 2014 includes an MTM adjustment of $205 million.

[5]	Fourth quarter of 2014 includes an additional MTM adjustment of $247 million for a total of $452 million.

Note 22 — Subsequent Events

Sale of International Rights of NATURAL AMERICAN SPIRIT Brand

On January 13, 2016, RAI, through the Sellers, completed the sale of the international rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks, along with the international companies that distribute and market the brand outside the United States to JTI Holding, a subsidiary of JTI, in an all-cash transaction with a value of approximately $5 billion.

The 2015 Purchase Agreement contains customary representations, warranties and covenants made by the Sellers and JTI Holding, and, for certain provisions, RAI and JTI, and contains indemnification provisions, subject to customary limitations, with respect to these and other matters, including potential litigation relating to specified claims. The 2015 Purchase Agreement also contains a guarantee of Sellers’ obligations by RAI, and a guarantee of JTI Holding’s obligations by JTI. Further, in the 2015 Purchase Agreement, RAI has agreed not to, and agreed to cause its controlled affiliates not to, engage in the business of producing, selling, distributing and developing natural, organic and additive-free combustible tobacco cigarettes and roll-your-own or make-your-own tobacco products outside of the United States, and JTI has agreed not to, and agreed to cause its controlled affiliates not to, engage in the conduct of such business in the United States, in each case, for five years following the closing of the transaction.

The transaction does not include the rights to the NATURAL AMERICAN SPIRIT brand name and associated trademarks in the U.S. market, U.S. duty-free locations, and U.S. territories or in U.S. military outlets, all of which have been retained by SFNTC. With this transaction completed, the international rights to nearly all of RAI’s operating companies’ cigarette trademarks are now owned by international tobacco companies.

In accordance with accounting guidance, the assets and liabilities of the disposal group were reclassified, respectively, as assets held for sale, which are included in other current assets, and liabilities held for sale, which are included in other current liabilities, in the consolidated balance sheet at December 31, 2015. A gain will be recorded in the first quarter of 2016 in the All Other segment. For further information related to goodwill and other intangible assets reclassified as held for sale, see note 4.

Tender Offer and Redemption (Unaudited)

On February 4, 2016, RAI commenced a cash tender offer for the maximum amount of specified series of its outstanding debt that it can purchase for up to $2.8 billion in cash, excluding accrued and unpaid interest to, but not including, the applicable settlement date and excluding related fees and expenses, referred to as the Tender Cap. Pursuant to the tender offer, RAI is offering to purchase, subject to the Tender Cap and other conditions and limitations, its 4.750% Senior Notes due 2042, 3.250% Senior Notes due 2022, 3.750% Senior Notes due 2023, 3.250% Senior Notes due 2020, 4.000% Senior Notes due 2022, 4.450% Senior Notes due 2025 and 4.850% Senior Notes due 2023. Such notes are collectively referred to as the Securities. At the commencement of the tender offer, the aggregate principal amount of the Securities outstanding was $7,874 million.

Also on February 4, 2016, RAI called for the redemption of all $700 million outstanding aggregate principal amount of its 6.750% Senior Notes due 2017 and all $250 million outstanding aggregate principal amount of its 7.750% Senior Notes due 2018. The expected redemption date is March 5, 2016.

The early tender date for the tender offer is 5:00 p.m., New York City time, on February 18, 2016, unless extended. The expiration date of the tender offer is 11:59 p.m., New York City time, on March 3, 2016, unless extended or earlier terminated. The terms, conditions and limitations of the tender offer are described in an offer to purchase being delivered to the holders of the Securities.

Holders of the Securities must validly tender and not validly withdraw their Securities on or before the early tender date to be eligible to receive the total consideration (as described below). Tendered Securities may only be withdrawn on or before 5:00 p.m., New York City time, on February 18, 2016, unless such withdrawal date is extended. Securities tendered after the withdrawal date may not be withdrawn.

The table below sets forth certain information regarding the Securities and the tender offer.

Title of Security	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security	Fixed Spread
4.750% Senior Notes due 2042	$1,000	1	2.875% due August 15, 2045	190 bps
3.250% Senior Notes due 2022	1,100	2	1.375% due January 31, 2021	135 bps
3.750% Senior Notes due 2023	474	3	2.250% due November 15, 2025	105 bps
3.250% Senior Notes due 2020	1,250	4	1.375% due January 31, 2021	85 bps
4.000% Senior Notes due 2022	1,000	5	1.375% due January 31, 2021	125 bps
4.450% Senior Notes due 2025	2,500	6	2.250% due November 15, 2025	140 bps
4.850% Senior Notes due 2023	550	7	2.250% due November 15, 2025	110 bps

The total consideration for each $1,000 principal amount of Securities tendered and accepted for payment by RAI pursuant to the tender offer will be determined in the manner described in the offer to purchase by reference to a fixed spread specified in the table above for each series of the Securities over the yield based on the bid-side price of the U.S. Treasury Security specified in the table above, as calculated by the dealer managers for the tender offer at 2:00 p.m., New York City time, on February 19, 2016. Holders of Securities who validly tender their Securities after the early tender date will, if such Securities are accepted by RAI, receive the tender consideration, which is equal to the total consideration minus $30 per $1,000 principal amount of Securities tendered by such holders and accepted for purchase by RAI. Accrued and unpaid interest up to, but excluding, the applicable settlement date will be paid in cash on all validly tendered Securities accepted and purchased by RAI in the tender offer. The consideration for the Securities is expected to be paid by RAI with cash on hand.

RAI reserves the right, but is not obligated, to increase the Tender Cap.

RAI expects to accept for purchase any validly tendered and not validly withdrawn Securities on or before the early tender date, subject to the Tender Cap and except as indicated below, in accordance with, and in the order of, the acceptance priority levels set forth in the table above. The initial settlement date is currently expected to occur on February 22, 2016. RAI expects to purchase any remaining Securities that have been validly tendered and not validly withdrawn by the expiration of the tender offer and accepted for purchase, subject to the Tender Cap and the application of the acceptance priority levels, and except as indicated below, one business day following the expiration date of the tender offer.

All Securities validly tendered and not validly withdrawn on or before the early tender date having a higher acceptance priority level will be accepted before any tendered Securities having a lower acceptance priority level, and all Securities validly tendered after the early tender date having a higher acceptance priority level will be accepted before any Securities validly tendered after the early tender date having a lower acceptance priority level. However, Securities validly tendered and not validly withdrawn on or before the early tender date will be accepted for purchase in priority to other Securities validly tendered after the early tender date even if such Securities tendered after the early tender date have a higher acceptance priority level than the Securities validly tendered prior to the early tender date.

If purchasing all of the tendered Securities of a series on any settlement date would cause the Tender Cap to be exceeded, the amount of that series of Securities purchased on that settlement date will be prorated based on the aggregate principal consideration payable for that series of Securities tendered in respect of that settlement date such that the Tender Cap will not be exceeded. Furthermore, if the tender offer is fully subscribed as of the early tender date, holders who validly tender Securities after the early tender date will not have their Securities accepted for purchase.

RAI’s obligation to accept for purchase and to pay for Securities validly tendered and not validly withdrawn pursuant to the tender offer is conditioned upon satisfaction of certain conditions, including the condition that RAI have sufficient cash on hand, at each of the early tender date and expiration date, to purchase on the applicable settlement date all Securities validly tendered and not validly withdrawn by such dates, and to pay all related fees and expenses in connection with the tender offer. See note 12.

APPENDIX 3

LORILLARD’S FINANCIAL STATEMENTS

Part A: Financial statements of the Lorillard Group for the year ended 31 December 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lorillard, Inc.

Greensboro, North Carolina

We have audited the accompanying consolidated balance sheets of Lorillard, Inc. and subsidiaries (the “Company”) as of December 31, 2014 and 2013, and the related consolidated statements of income, comprehensive income, shareholders’ deficit, and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedule listed in the Index at Item 15. These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2014, based on the criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 11, 2015 expressed an unqualified opinion on the Company’s internal control over financial reporting.

Raleigh, North Carolina

February 11, 2015

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In millions, except share and per share data)	December 31
ASSETS:	2014	2013
Cash and cash equivalents	$1,308	$1,454
Short-term investments	324	157
Accounts receivable, less allowances of $2 and $3	13	19
Other receivables	35	29
Inventories	404	499
Deferred income taxes	522	555
Other current assets	28	23

Total current assets	2,634	2,736
Plant and equipment, net	308	316
Long-term investments	167	93
Goodwill	100	102
Intangible assets, net	63	87
Deferred income taxes	142	51
Other assets	94	151

Total assets	$3,508	$3,536

LIABILITIES AND SHAREHOLDERS’ DEFICIT:
Accounts and drafts payable	$31	$42
Accrued liabilities	357	377
Settlement costs	1,187	1,224
Income taxes	8	8

Total current liabilities	1,583	1,651
Long-term debt	3,561	3,560
Postretirement pension, medical and life insurance benefits	473	305
Other liabilities	73	84

Total liabilities	5,690	5,600

Commitments and Contingent Liabilities
Shareholders’ Deficit:
Preferred stock, $0.01 par value, authorized 10 million shares	—	—
Common stock:
Authorized – 600 million shares; par value - $0.01 per share
Issued – 383 million and 382 million shares (outstanding 360 million and 365 million shares)	4	4
Additional paid-in capital	287	256
Accumulated deficit	(1,140)	(1,438)
Accumulated other comprehensive loss	(263)	(130)
Treasury stock at cost, 23 million and 17 million shares	(1,070)	(756)

Total shareholders’ deficit	(2,182)	(2,064)

Total liabilities and shareholders’ deficit	$3,508	$3,536

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Year Ended December 31,
(In millions, except per share data)	2014	2013	2012
Net sales (including excise taxes of $1,938, $1,978 and $1,987)	$6,990	$6,950	$6,623
Cost of sales (including excise taxes of $1,938, $1,978 and $1,987)	4,252	4,231	4,241

Gross profit	2,738	2,719	2,382
Selling, general and administrative	630	665	504

Operating income	2,108	2,054	1,878
Investment income	7	2	4
Interest expense	(179)	(172)	(154)

Income before income taxes	1,936	1,884	1,728
Income taxes	749	704	629

Net income	$1,187	$1,180	$1,099

Earnings per share:
Basic	$3.29	$3.15	$2.82
Diluted	$3.28	$3.15	$2.81
Weighted average number of shares outstanding:
Basic	360.14	372.96	389.27
Diluted	360.76	373.71	390.13

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
(In millions)	2014	2013	2012
Net income	$1,187	$1,180	$1,099
Other comprehensive income (loss), net of tax:
Defined benefit retirement plans gain (loss), net of tax expense (benefit) of $(86), $41 and $(4)	(130)	110	(13)
Foreign currency translation gain (loss), net of tax expense (benefit) of $(1),$- and $-	(3)	1	—

Other comprehensive income (loss)	(133)	111	(13)

Comprehensive income	$1,054	$1,291	$1,086

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ DEFICIT

	Common Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Loss	Treasury Stock	Total Share- Holders’ Deficit
(In millions, except per share data)
Balance, December 31, 2011	$5	$263	$2,059	$(228)	$(3,612)	$(1,513)
Net income			1,099			1,099
Other comprehensive loss, net of tax benefit of ($4)				(13)		(13)
Dividends paid ($2.07 per share)			(807)			(807)
Share repurchases					(578)	(578)
Share-based compensation		35				35

Balance, December 31, 2012	$5	$298	$2,351	$(241)	$(4,190)	$(1,777)

Net income			1,180			1,180
Other comprehensive income, net of tax expense of $41				111		111
Dividends paid ($2.20 per share)			(823)			(823)
Retirement of treasury shares	(1)	(82)	(4,146)		4,229	—
Share repurchases					(795)	(795)
Share-based compensation		27				27
Excess tax benefit on share- based compensation		13				13

Balance, December 31, 2013	$4	$256	$(1,438)	$(130)	$(756)	$(2,064)

Net income			1,187			1,187
Other comprehensive loss, net of tax benefit of $(87)				(133)		(133)
Dividends paid ($2.46 per share)			(889)			(889)
Share repurchases					(314)	(314)
Share-based compensation		22				22
Excess tax benefit on share- based compensation		9				9

Balance, December 31, 2014	$4	$287	$(1,140)	$(263)	$(1,070)	$(2,182)

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,

	2014	2013	2012
	(In millions)
Cash flows from operating activities:
Net income	$1,187	$1,180	$1,099
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	72	50	39
Pension, health and life insurance contributions	(11)	(44)	(43)
Pension, health and life insurance benefits expense	18	36	44
Deferred income tax provision (benefit)	27	(42)	(11)
Share-based compensation	20	18	20
Excess tax benefits from share-based arrangements	(9)	(13)	(11)
Changes in fair value of earn out liability	(8)	—	—
Changes in operating assets and liabilities, net of amounts acquired:
Accounts and other receivables	9	(7)	(8)
Inventories	95	(89)	(118)
Accounts payable and accrued liabilities	(29)	20	64
Settlement costs	(37)	41	32
Income taxes	(1)	36	59
Other current assets	(3)	3	5
Other assets	(1)	3	(1)

Net cash provided by operating activities	1,329	1,192	1,170

Cash flows from investing activities:
Purchase of investments	(654)	(276)	—
Business acquisitions	—	(46)	(135)
Additions to plant and equipment	(41)	(62)	(74)
Sales of investments	244	3	—
Maturities of investments	169	23	—

Net cash used in investing activities	(282)	(358)	(209)

Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	500	500
Dividends paid	(889)	(823)	(807)
Shares repurchased	(314)	(795)	(578)
Debt issuance costs	—	(4)	(5)
Proceeds from exercise of stock options	2	9	5
Excess tax benefits from share-based arrangements	9	13	10

Net cash used in financing activities	(1,192)	(1,100)	(875)

Effect of foreign currency rate changes on cash and cash equivalents	(1)	—	—

Change in cash and cash equivalents	(146)	(266)	86
Cash and cash equivalents, beginning of year	1,454	1,720	1,634

Cash and cash equivalents, end of year	$1,308	$1,454	$1,720

Cash paid for income taxes	$724	$712	$580
Cash paid for interest, net of cash received from interest rate swaps of $25 in 2014, $24 in 2013 and $24 in 2012	$174	$164	$144

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Basis of presentation: Lorillard, Inc., through certain of its subsidiaries, is engaged in the manufacture and sale of cigarettes and electronic cigarettes. Lorillard Tobacco Company’s principal cigarette products are marketed under the brand names of Newport, Kent, True, Maverick and Old Gold with substantially all of its sales in the United States of America. On April 24, 2012 Lorillard acquired blu eCigs, an electronic cigarette brand in the U.S. On October 1, 2013, Lorillard acquired the assets and operations of SKYCIG, now trading as blu (U.K.), a United Kingdom-based electronic cigarette business. Newport, Kent, True, Maverick, Old Gold, blu eCigs and SKYCIG are the registered trademarks of Lorillard, Inc. and its subsidiaries.

The consolidated financial statements of Lorillard, Inc. (the “Company”), together with its subsidiaries (“Lorillard” or “we” or “us” or “our”), include the accounts of the Company and its subsidiaries after the elimination of intercompany accounts and transactions.

The Company has two reportable segments - Cigarettes and Electronic Cigarettes. The Cigarettes segment consists principally of the operations of Lorillard Tobacco Company (“Lorillard Tobacco” or “Issuer”) and related entities. The Electronic Cigarettes segment consists of the operations of LOEC, Inc. (d/b/a blu eCigs), (“LOEC” or “blu eCigs”), Cygnet U.K. Trading Limited (t/a SKYCIG or blu (U.K.)) (“Cygnet”, “SKYCIG” or “blu (U.K.)”) and related entities.

Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and related notes. Significant estimates in the consolidated financial statements and related notes include: (1) accruals for tobacco settlement costs, litigation, sales incentive programs, income taxes and share-based compensation, (2) the determination of discount, mortality, healthcare cost trend rate and other rate assumptions for defined benefit pension and other postretirement benefit expenses, (3) the valuation of pension assets and (4) the valuation of goodwill and intangible assets. Actual results could differ from those estimates.

Cash equivalents: Cash equivalents consist of short-term liquid investments with a maturity at date of purchase of 90 days or less. Interest and dividend income are included in investment income.

Short-term and Long-term Investments: Our short-term and long-term investments consist of investment grade debt securities, all of which are classified as available for sale. Available for sale securities are recorded at fair value, and unrealized holding gains and losses are recorded, net of tax, as a component of accumulated other comprehensive income. Available for sale securities with remaining maturities of less than one year and those identified by management at the time of purchase to be used to fund operations within one year are classified as short-term. All other available for sale securities are classified as long-term. Unrealized losses are charged against net earnings when a decline in fair value is determined to be other than temporary. We review several factors to determine whether a loss is other than temporary, such as the length and extent of the fair value decline, the financial condition and near term prospects of the issuer, and whether we have the intent to sell or will likely be required to sell before the anticipated recovery of the securities, which may be at maturity. Realized gains and losses are accounted for using the specific identification method, and are recorded as a component of investment income in the accompanying consolidated statements of income. Purchases and sales are recorded on a trade date basis.

Inventories: Cigarette inventories (including leaf tobacco, manufactured stock and materials and supplies) are valued at the lower of cost, determined on a last-in, first-out (“LIFO”) basis, or market. A significant portion of leaf tobacco on hand will not be sold or used within one year, due to the duration of the aging process. All inventory of leaf tobacco, including the portion that has an operating cycle that exceeds 12 months, is classified as a current asset as is a generally recognized trade practice. Electronic cigarette inventories are valued at the lower of cost, determined on a first-in, first-out (“FIFO”) basis, or market and are included in manufactured stock.

Depreciation: Buildings, machinery and equipment are depreciated for financial reporting purposes on the straight-line method over estimated useful lives of those assets of 40 years for buildings and 3 to 12 years for machinery and equipment.

Derivative agreements: In September 2009, Lorillard Tobacco entered into interest rate swap agreements, which the Company guaranteed, with a total notional amount of $750 million. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges. Under the swap agreements, Lorillard Tobacco receives a fixed rate settlement and pays a variable rate settlement with the difference recorded in interest expense. Changes in the fair value of the swap agreements are recorded in other assets or other liabilities with an offsetting adjustment to the carrying amount of the hedged debt. See Notes 10 and 13.

Business Combinations: Lorillard utilizes the acquisition method in accounting for business combinations whereby the amount of purchase price that exceeds the fair value of the acquired assets and assumed liabilities is allocated to goodwill. Lorillard recognizes intangible assets apart from goodwill if they arise from contractual or other legal rights, or if they are capable of being separated or divided from the acquired entity and sold, transferred, licensed, rented or exchanged. Assumptions and estimates are used in determining the fair value of assets acquired and liabilities assumed in a business combination. Valuation of intangible assets acquired requires that we use significant judgment in determining fair value, whether such intangibles are amortizable and, if the asset is amortizable, the period and the method by which the intangible asset will be amortized. On April 24, 2012, the Company acquired blu eCigs and other assets used in the manufacture, distribution, development, research, marketing, advertising, and sale of electronic cigarettes. On October 1, 2013, the Company acquired certain of the assets and operations of SKYCIG, a United Kingdom based electronic cigarette business. Changes in the initial assumptions could lead to changes in amortization or impairment charges recorded in our Consolidated Financial Statements. See Notes 2 and 6 to the Consolidated Financial Statements for additional disclosure about the acquisitions and the purchase price allocations.

Goodwill and Intangible Assets: Goodwill is evaluated using a two-step impairment test at the reporting unit level. The first step of the goodwill impairment test compares the book value of a reporting unit, including goodwill, with its fair value. If the book value of a reporting unit exceeds its fair value, we perform the second step of the impairment test. In the second step, we estimate an implied fair value of the reporting unit’s goodwill by allocating the fair value of the reporting unit to all of the assets and liabilities other than goodwill. The difference between the total fair value of the reporting unit and the fair value of all of the assets and liabilities other than goodwill is the implied fair value of that goodwill. The amount of impairment loss is equal to the excess of the book value of the goodwill over the implied fair value of that goodwill.

The fair value of our indefinite lived trademark and trade name is estimated utilizing the relief-from-royalty- method, and compared to the carrying value. The main assumptions utilized in the relief-from-royalty-method are projected revenues from our long range plan, assumed royalty rates that could be payable if we did not own the trademark and a discount rate. We recognize an impairment loss when the estimated fair value of the indefinite lived intangible asset is less than its carrying value.

Accumulated other comprehensive income (loss): The components of accumulated other comprehensive income (loss) (“AOCI”) are unamortized actuarial gains and losses and prior service costs related to Lorillard’s defined benefit pension and postretirement plans, unrealized holding gains and losses on our investments and foreign currency translation adjustments. The unamortized actuarial gains and losses and prior service costs are recognized in net periodic benefit costs over the estimated service lives of covered employees.

Foreign Currency Translation: Foreign currency denominated assets and liabilities of a foreign subsidiary are translated into United States dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income (loss) within shareholders’ deficit. The results of operations of foreign subsidiaries are translated at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in net earnings.

Revenue recognition: Revenue from product sales, net of sales incentives, is recognized at the time ownership of the goods transfers to customers and collectability is reasonably assured. Federal excise taxes are recognized on a gross basis, and are reflected in both net sales and cost of sales. Sales incentives include retail price discounts, coupons and retail display allowances and are recorded as a reduction of revenue based on amounts estimated as due to customers and consumers at the end of a period based primarily on use and redemption rates. Sales to one customer represented 29%, 29% and 29% of Lorillard’s revenues in 2014, 2013 and 2012, respectively. Our largest selling brand, Newport, accounted for approximately 86.5%, 85.4% and 87.0% of consolidated net sales of Lorillard in 2014, 2013 and 2012, respectively.

Cost of sales: Cost of sales includes federal excise taxes, leaf tobacco cost, wrapping and casing material, manufacturing labor and production salaries, wages and overhead, research and development costs, distribution, other manufacturing costs, State Settlement Agreement expenses, the federal assessment for tobacco growers, Food and Drug Administration fees, promotional product expenses and electronic cigarette raw materials and manufacturing costs. Promotional product expenses include the cost, including excise taxes, of the free portion of “buy some get some free” promotions. We purchased approximately 80%, 86% and 90% of our leaf tobacco from 3, 4 and 4 suppliers in 2014, 2013 and 2012, respectively.

Advertising and marketing costs: Advertising costs are recorded as expense in the year incurred. Marketing and advertising costs that include such items as direct mail, advertising, agency fees and point of sale materials are included in selling, general and administrative expenses. Advertising expense was $87 million, $84 million and $54 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Research and development costs: Research and development costs are recorded as expense as incurred, are included in cost of sales and amounted to $25 million, $21 million and $20 million for each of the years ended December 31, 2014, 2013 and 2012, respectively.

Tobacco settlement costs: Lorillard recorded charges of $1.358 billion, $1.241 billion and $1.379 billion for the years ended December 31, 2014, 2013 and 2012, respectively, to accrue its obligations under the State Settlement Agreements (see Note 23). Lorillard’s portion of ongoing adjusted settlement payments and legal fees is based on its share of total domestic cigarette shipments in that year. Accordingly, Lorillard records its portion of ongoing adjusted settlement payments as part of cost of sales as the related sales occur. Payments are made annually and are generally due in April of the year following the accrual of costs. The settlement cost liability on the consolidated balance sheets represents the unpaid portion of the Company’s obligations under the State Settlement Agreements.

Share-Based compensation costs: Under the 2008 Incentive Compensation Plan, the fair market value of the restricted shares and restricted stock units and the exercise price of stock options is based on the closing price at the date of the grant. Share-based compensation expense is recognized in selling, general and administrative expenses net of an estimated forfeiture rate and for shares expected to vest, using a straight-line basis over the requisite service period of the award.

Legal costs and loss contingencies: Legal costs are expensed as incurred and amounted to $144 million, $146 million and $160 million for the years ended December 31, 2014, 2013 and 2012, respectively. Lorillard establishes accruals in accordance with Accounting Standards Codification Topic 450, Contingencies (“ASC 450”), when a loss contingency is both probable and can be reasonably estimated as a charge to selling, general and administrative expense. There are a number of factors impacting Lorillard’s ability to estimate the possible loss or a range of loss, including the specific facts of each matter; the legal theories proffered by plaintiffs and legal defenses available to Lorillard Tobacco and Lorillard, Inc.; the wide-ranging outcomes reached in similar cases; differing procedural and substantive laws in the various jurisdictions in which lawsuits have been filed, including whether punitive damages may be pursued or are permissible; the degree of specificity in a plaintiff’s complaint; the history of the case and whether discovery has been completed; plaintiffs’ history of use of Lorillard Tobacco’s cigarettes relative to those of the other defendants; the attribution of damages, if any, among multiple defendants; the application of contributory and/or comparative negligence to the allocation of damage awards among plaintiffs and defendants; the likelihood of settlements for de minimis amounts prior to trial; the likelihood of success at trial; the likelihood of success on appeal; and the impact of current and pending state and federal appellate decisions. It has been Lorillard’s experience and is its continued expectation that the above complexities and uncertainties will not be clarified until the late stages of litigation. For those reasonably possible loss contingencies for which an estimate of the possible loss or range of loss cannot be made, Lorillard discloses the nature of the litigation and any developments as appropriate. See Note 23 for a description of loss contingencies.

Income taxes: Deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Judgment is required in determining income tax provisions and in evaluating tax positions.

For uncertain tax positions to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. Where applicable, interest related to uncertain tax positions is recognized in interest expense. Penalties, if incurred, are recognized as a component of income tax expense. Accrued interest and penalties are recorded as a component of other liabilities in the accompanying consolidated balance sheets.

Recently adopted accounting pronouncements: In July 2012, the FASB issued ASU 2012-02 “Intangibles - Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Asset for Impairment.” ASU 2012-02 gives an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances indicates that it is more likely than not that indefinite-lived intangible assets other than goodwill are impaired, before being required to complete a quantitative impairment test.

If an entity concludes, after assessing the totality of qualitative factors, that it is more likely than not that the indefinite-lived intangible assets are not impaired, then it is not required to complete a quantitative impairment test whereby the fair value of the indefinite-lived intangible asset would be determined and compared with the carrying amount of the intangible asset. The amendments in this update are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, and early adoption is permitted. The adoption of ASU 2012-02 did not have a material impact on Lorillard’s financial position or results of operations.

In February 2013, the FASB issued ASU 2013-02 “Comprehensive Income (Topic 220) - Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income.” ASU 2013-02 requires an entity to provide information about amounts reclassified out of accumulated other comprehensive income. An entity is also required to present either on the face of the financial statements or in the footnotes, significant items reclassified out of accumulated other comprehensive income by the respective line items of net income, but only if the item reclassified is required under U.S. GAAP to be reclassified to net income in its entirety. For other items that are not required under U.S. GAAP to be reclassified to net income in their entirety, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. This standard is effective for public entities prospectively for reporting periods beginning after December 15, 2012. The adoption of ASU 2013-02 did not have any impact on Lorillard’s financial position or results of operations, but resulted in disclosure of additional information about amounts reclassified out of accumulated other comprehensive income. For additional information, see Note 19, “Accumulated Other Comprehensive Loss.”

Accounting Pronouncements not yet adopted: In May 2014, the FASB issued ASU 2014-09 “Revenue from Contracts with Customers (Topic 606).” ASU 2014-09, which was a joint project of the FASB and IASB, clarifies the principles for recognizing revenue and provides a common revenue standard under U.S. GAAP and International Financial Reporting Standards that removes inconsistencies and weaknesses in existing revenue requirements; provides a more robust framework for addressing revenue issues; improves comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets; provides more useful information to users of financial statements through improved disclosure requirements; and simplifies the preparation of financial statements by reducing the number of requirements to which an entity must refer. The guidance in this proposed update affects any entity that enters into contracts with customers unless those contracts are in the scope of other standards (for example, insurance contracts or lease contracts). The core principle of this update is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity applies the following steps: identify the contract(s) with a customer; identify the separate performance obligations in the contract; determine the transaction price; allocate the transaction price to the separate performance obligations in the contract; and recognize revenue when (or as) the entity satisfies a performance obligation. The amendments in this update are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early application is not permitted. We have not yet determined the potential effects on Lorillard’s financial position or results of operations, if any.

In August 2014, the FASB issued ASU 2014-15 “Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” ASU 2014-15 requires an entity’s management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. Management’s evaluation should be based on relevant conditions and events that are known at the date that the financial statements are issued. This update is effective for annual periods beginning after December 15, 2016. Early application is permitted. We are still evaluating the potential effects on Lorillard’s financial position or results of operations, if any.

2.    Acquisitions

On April 24, 2012, Lorillard, Inc., through its wholly owned subsidiary, Lorillard Holdings Company, Inc. (“LHCI”), and its subsidiaries acquired blu eCigs and other assets used in the manufacture, distribution, development, research, marketing, advertising, and sale of electronic cigarettes for $135 million in cash. The acquisition was made pursuant to an asset purchase agreement (the “Agreement”) with BLEC, LLC, Intermark Brands, LLC and QSN Technologies, LLC (the “Sellers”). The Agreement contains customary representations, warranties, covenants and indemnities by the Sellers and LHCI. This acquisition provided Lorillard with the blu eCigs brand and an electronic cigarette product line.

The results of operations of blu eCigs are included in our consolidated financial statements beginning as of April 24, 2012. Lorillard’s consolidated revenues include $155 million, $226 million and $61 million of sales of blu eCigs during the years ended 2014, 2013 and 2012, respectively. blu eCigs had operating income (loss) of $(23) million, $7 million and $1 million during the years ended 2014, 2013 and 2012, respectively. Lorillard incurred $6 million of acquisition-related expenses during 2012.

The fair values of the assets acquired and liabilities assumed at the date of acquisition are summarized below (in millions):

Assets acquired:
Current assets:
Accounts receivable	$2
Inventories	15

Total current assets	17

Goodwill	64
Intangible assets	58

Total assets	139

Liabilities assumed:
Current liabilities:
Accounts and drafts payable	4

Purchase price	$135

On October 1, 2013, Lorillard acquired certain assets and operations of SKYCIG, now trading as blu (U.K.), a United Kingdom (“UK”)-based electronic cigarette (e-cigarette) business for approximately £28 million (approximately $46 million) in cash paid at closing and contingent consideration of up to an additional £30 million (approximately $47 million at December 31, 2014 exchange rates) to be paid in 2016 based on the achievement of certain financial performance benchmarks.

The results of operations of SKYCIG, now trading as blu (U.K.), are included in our consolidated financial statements beginning as of October 1, 2013. Lorillard’s consolidated revenues include $9 million and $4 million of sales of blu (U.K.) during the years ended 2014 and 2013, respectively blu (U.K.) had operating losses of $49 million and $7 million during the years ended 2014 and 2013, respectively. Lorillard incurred $4 million of acquisition- related expenses during 2013.

The fair values of the assets acquired and liabilities assumed at the date of acquisition are summarized below (in millions):

Assets acquired:
Current assets:
Accounts receivable	$2
Goodwill	38
Intangible assets	35

Total assets	75

Liabilities assumed:
Current liabilities:
Accounts and drafts payable	3
Accrued liabilities	1

Total current liabilities	4

Earn out liability	25

Purchase price	$46

3.    Inventories

Cigarette inventories (including leaf tobacco, manufactured stock and materials and supplies) are valued at the lower of cost, determined on a LIFO basis, or market. Electronic cigarette inventories of $51 million and $85 million included in manufactured stock as of December 31, 2014 and 2013, respectively, are valued at the lower of cost, determined on a FIFO basis, or market. Inventories consisted of the following:

	December 31,
	2014	2013
	(In millions)
Leaf tobacco	$305	$349
Manufactured stock	93	143
Materials and supplies	6	7

Total	$404	$499

If the average cost method of accounting was used for inventories valued on a LIFO basis, inventories would be greater by approximately $283 million and $264 million at December 31, 2014 and 2013, respectively. During 2014, inventory quantities were reduced. This reduction resulted in liquidation of LIFO inventory layers, the effect of which decreased cost of sales by approximately $1 million. There were no inventory decrements in 2013 or 2012.

4.    Other Current Assets

Other current assets were as follows:

	December 31,
	2014	2013
	(In millions)
Appeal bonds	$17	$7
Deposits	2	2
Other current assets	9	14

Total	$28	$23

5.    Plant and Equipment, Net

Plant and equipment is stated at historical cost and consisted of the following:

	December 31,
	2014	2013
	(In millions)
Land	$3	$3
Buildings	108	104
Equipment	700	684

Total	811	791
Accumulated depreciation	(503)	(475)

Plant and equipment, net	$308	$316

Depreciation expense was $50 million, $44 million and $39 million for 2014, 2013 and 2012, respectively.

6.    Goodwill and Intangible Assets

On April 24, 2012, Lorillard completed the acquisition of blu eCigs. For additional information, see Note 2, “Acquisitions” The purchase price allocation includes $64 million of goodwill and $58 million of intangible assets, $57 million of which is an indefinite lived intangible asset consisting of the blu eCigs trademark and trade name.

We evaluated our goodwill and indefinite lived intangible assets recorded as a part of the blu eCigs reporting unit for impairment as of November 1, 2014. Based on the results of our impairment analysis, no impairment of the blu eCigs goodwill or the blu eCigs trademark or trade name was determined to exist.

There were no changes in blu eCigs goodwill or the blu eCigs trademark and trade name during the year ended December 31, 2014.

On October 1, 2013, Lorillard completed the acquisition of SKYCIG, now trading as blu (U.K.). For additional information, see Note 2, “Acquisitions” The purchase price allocation includes $38 million of goodwill and $35 million of intangible assets, $33 million of which is the fair value ascribed to the SKYCIG trademark and trade name. The fair value ascribed to the SKYCIG trademark and trade name in connection with the acquisition is being amortized over an estimated life of 18 months, beginning October 1, 2013, after which amortization charges related to the trademark and trade name will cease.

We evaluated our goodwill recorded as part of the blu (U.K.) reporting unit for impairment as of September 1, 2014. Based on the results of our impairment analysis, no impairment of the blu (U.K.) goodwill was determined to exist.

All goodwill and intangible assets have been recorded as a part of our blu eCigs and blu (U.K.) reporting units, both of which are components of our Electronic Cigarettes reporting segment.

There were no changes in blu (U.K.) goodwill during the year ended December 31, 2014, other than the impact of foreign currency translation.

Intangible Assets

	Weighted Average Amortization Period	Cost	Foreign Currency Translation	Accumulated Amortization	Net Carrying Amount
(Dollars in millions)
Amortizable intangible assets:
blu eCigs Non-compete Agreement and Technology	5 years	$1	$—	$1	$—
SKYCIG Non-compete Agreement and Customer List	5 years	2	—	1	1
SKYCIG trademark and trade name	18 months	33	(2)	26	5

Amortizable intangible assets, net					6
Indefinite-lived intangible assets:
blu eCigs trademark and trade name					57

Intangible assets, net					$63

Intangible assets are amortized using the straight-line method. The aggregate amortization expense for the years ended December 31, 2014 and 2013 were $23 million and $7 million, respectively.

7.    Other Assets

Other assets were as follows:

	December 31,
	2014	2013
	(In millions)
Debt issuance costs, net	$22	$26
Interest rate swap	61	60
Prepaid pension	—	55
Other prepaid assets	11	10

Total	$94	$151

8.    Accrued Liabilities

Accrued liabilities were as follows:

	December 31,
	2014	2013
	(In millions)
Legal fees	$25	$29
Salaries and other compensation	21	20
Medical and other employee benefit plans	29	30
Consumer rebates	85	78
Sales promotion	26	29
Accrued vendor charges	3	3
Excise and other taxes	73	57
Accrued interest	34	34
Litigation related accruals	22	42
Other accrued liabilities	39	55

Total	$357	$377

9.    Commitments

Lorillard leases certain real estate and transportation equipment under various operating leases. Listed below are future minimum rental payments required under those operating leases with non-cancelable terms in excess of one year.

December 31, 2014
(In millions)
2015	$2.4
2016	1.5
2017	0.9
2018	0.5
2019	0.3

Net Minimum lease payments	$5.6

Rental expense for all operating leases was $6 million, $5 million and $4 million for 2014, 2013 and 2012, respectively.

At December 31, 2014, Lorillard Tobacco had contractual obligations to purchase leaf tobacco between January 1, 2015 and December 31, 2015 of approximately $85 million.

At December 31, 2014, Lorillard Tobacco had other contractual purchase obligations of approximately $53 million. These purchase obligations related primarily to agreements to purchase machinery between January 1, 2015 and December 31, 2015.

At December 31, 2014, blu eCigs had contractual purchase obligations of approximately $9 million. These purchase obligations related primarily to agreements to purchase inventory between January 1, 2015 and December 31, 2015.

At December 31, 2014, blu (U.K.) did not have any contractual purchase obligations.

10. Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable:

•	Level 1 — Quoted prices for identical instruments in active markets.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable directly or indirectly.

•	Level 3 — Valuations derived from valuation techniques in which one or more significant inputs are unobservable.

Lorillard is responsible for the valuation process and as part of this process may use data from outside sources in establishing fair value. Lorillard performs due diligence to understand the inputs used or how the data was calculated or derived, and corroborates the reasonableness of external inputs in the valuation process.

Assets and liabilities measured at fair value on a recurring basis at December 31, 2014 were as follows:

(In millions)	Level 1	Level 2	Level 3	Total
Cash and Cash Equivalents:
Prime money market funds	$1,308	$—	$—	$1,308

Total cash and cash equivalents	$1,308	$—	$—	$1,308

Short-term investments:
Corporate debt securities	$—	$201	$—	$201
U.S. Government agency obligations	—	45	—	45
Commercial paper	—	33	—	33
International government obligations	—	45	—	45

Total short-term investments	$—	$324	$—	$324

Long-term investments:
Corporate debt securities	$—	$109	$—	$109
U.S. Government agency obligations	—	58	—	58

Total long-term investments	$—	$167	$—	$167

Derivative Asset:
Interest rate swaps — fixed to floating rate	$—	$61	$—	$61

Other liabilities:
blu (U.K.) earn out liability	$—	$—	$17	$17

Assets and liabilities measured at fair value on a recurring basis at December 31, 2013 were as follows:

(In millions)	Level 1	Level 2	Level 3	Total
Cash and Cash Equivalents:
Prime money market funds	$1,454	$—	$—	$1,454

Total cash and cash equivalents	$1,454	$—	$—	$1,454

Short-term investments:
Corporate debt securities	$—	$63	$—	$63
U.S. Government agency obligations	—	59	—	59
Commercial paper	—	22	—	22
International government obligations	—	13	—	13

Total short-term investments	$—	$157		$157

Long-term investments:
Corporate debt securities	$—	$86	$—	$86
U.S. Government agency obligations	—	7	—	7

Total long-term investments	$—	$93	$—	$93

Derivative Asset:
Interest rate swaps — fixed to floating rate	$—	$60	$—	$60

Other liabilities:
blu (U.K.) earn out liability	$—	$—	$25	$25

The fair value of the money market funds, classified as Level 1, utilized quoted prices in active markets.

The fair value of the interest rate swaps, classified as Level 2, utilized a market approach model using the notional amount of the interest rate swap and observable inputs of time to maturity and market interest rates. See Note 13, “Derivative Instruments,” for additional information on the interest rate swaps.

Short-term and long-term investments include corporate debt securities, U.S. Government agency obligations, commercial paper and international government obligations. The fair value of corporate debt securities, U.S. Government agency obligations, commercial paper and international government obligations, classified as Level 2, utilized quoted prices for identical assets in less active markets or quoted prices for similar assets in active markets. Short-term investments mature within one year of the balance sheet date. Long-term investments mature within one to three years of the balance sheet date.

There were no transfers between levels within the fair value hierarchy. There were no Level 3 purchases, sales, issuances or settlements of these assets and liabilities for the years ended 2014 and 2013.

Proceeds from sales of available for sale securities were $244 million and $3 million for the twelve months ended December 31, 2014 and 2013, respectively. Proceeds from maturities of available for sale securities were $169 million and $23 million for the twelve months ended December 31, 2014 and 2013, respectively. For the twelve months ended December 31, 2014, realized gains and losses on sales, maturities and calls of available for sale securities were not material. The difference between the amortized cost basis and the fair value of major security types was not material as of December 31, 2014 or 2013. There was no other than temporary impairment recognized in accumulated other comprehensive income for the years ended December 31, 2014 or 2013 and total gains for securities with net gains in accumulated other comprehensive income and total losses for securities with net losses in accumulated other comprehensive income were not material as of December 31, 2014 or 2013. Short-term investments as of December 31, 2014 and 2013 mature within one year. Long-term investments as of December 31, 2014 and 2013 mature within one to five years.

The fair value of the blu (U.K.) earn out liability (the “Earn Out”), classified as Level 3 was determined utilizing a discounted cash flows approach using various probability-weighted blu (U.K.) 2015 financial performance scenarios, upon which the ultimate earn out liability to be paid in 2016 will be based. Significant unobservable inputs used in calculating the fair value of the Earn Out include various blu (U.K.) financial performance scenarios, the probability of achieving those scenarios, and the discount rate. Based upon this calculation, the fair value of the Earn Out was determined to be £15 million, approximately $25 million, as of the date of the acquisition (October 1, 2013). The amount of the Earn Out that will be ultimately paid in 2016 could range from £0 to £30 million (approximately $0 to $47 million at December 31, 2014 exchange rates). We reviewed the fair value of the Earn Out as of December 31, 2014. Based on the results of our analysis, we reduced the Earn Out to approximately £11 million (approximately $17 million at December 31, 2014 exchange rates). Changes in the fair value of the Earn Out are recorded as a component of selling, general and administrative expenses of the Electronic Cigarettes segment. See note 2, “Acquisitions” for additional information related to the acquisition of SKYCIG.

11. Credit Agreement

On July 10, 2012, Lorillard Tobacco, the principal, wholly owned operating subsidiary of the Company, terminated its three year $185 million credit agreement (the “Old Revolver”), dated March 26, 2010, and entered into a $200 million revolving credit facility that expires on July 10, 2017 (the “Revolver”) and is guaranteed by the Company. The Revolver may be increased to $300 million upon request. Proceeds from the Revolver may be used for general corporate and working capital purposes. The interest rates on borrowings under the Revolver are based on prevailing interest rates and, in part, upon the credit rating applicable to the Company’s senior unsecured long-term debt.

The Revolver requires that the Company maintain a ratio of debt to net income plus income taxes, interest expense, depreciation and amortization expense, any extraordinary losses, any non-cash expenses or losses and any losses on sales of assets outside of the ordinary course of business (“Adjusted EBITDA”) of not more than 2.25 to 1 and a ratio of Adjusted EBITDA to interest expense of not less than 3.0 to 1. In addition, the Revolver contains other affirmative and negative covenants customary for facilities of this type. The Revolver contains customary events of default, including upon a change in control (as defined therein), that could result in the acceleration of all amounts and cancellation of all commitments outstanding under the Revolver.

As of December 31, 2014, Lorillard was in compliance with all financial covenants and there were no borrowings under the Revolver.

12. Long-Term Debt

Long-term debt, net of interest rate swaps, consisted of the following:

	Years ended December 31
	2014	2013
	(in millions)
2016 Notes—3.500% Notes due 2016	$500	$500
2017 Notes—2.300% Notes due 2017	500	500
2019 Notes—8.125% Notes due 2019	811	810
2020 Notes—6.875% Notes due 2020	750	750
2023 Notes—3.750% Notes due 2023	500	500
2040 Notes—8.125% Notes due 2040	250	250
2041 Notes—7.000% Notes due 2041	250	250

Total long-term debt	$3,561	$3,560

In August 2012, Lorillard Tobacco issued $500 million aggregate principal amount of 2.300% unsecured senior notes due August 21, 2017 (the “2017 Notes”) pursuant to the Indenture and the Fourth Supplemental Indenture, dated August 21, 2012. The net proceeds from the issuance were used for the repurchase of the Company’s common stock.

In May 2013, Lorillard Tobacco issued $500 million aggregate principal amount of 3.750% unsecured senior notes due May 20, 2023 (the “2023 Notes”) pursuant to the Indenture and the Fifth Supplemental Indenture, dated May 20, 2013. The net proceeds from the issuance were used for the repurchase of the Company’s common stock.

Lorillard Tobacco is the principal, 100% owned operating subsidiary of the Company, and the $750 million aggregate principal amount of 8.125% senior notes issued in June 2009 and due 2019 (the “2019 Notes”); the $750 million aggregate principal amount of 6.875% senior notes due 2020 (the “2020 Notes”) and $250 million aggregate principal amount of 8.125% senior notes due 2040 (the “2040 Notes”), each issued in April 2010; the 2017 Notes; the 2023 Notes; and the $500 million aggregate principal amount of 3.500% Notes due 2016 (the “2016 Notes”), and $250 million aggregate principal amount of 7.000% Notes due 2041 (the “2041 Notes”), each issued in August 2011 (together, the “Notes”) are unconditionally guaranteed on a senior unsecured basis by the Company.

The interest rate payable on the 2019 Notes is subject to incremental increases from 0.25% to 2.00% in the event either Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or both Moody’s and S&P downgrade the 2019 Notes below investment grade (Baa3 and BBB- for Moody’s and S&P, respectively).

As of December 31, 2014, our debt ratings were Baa2 and BBB- with Moody’s and S&P, respectively, both of which are investment grade.

Upon the occurrence of a change of control triggering event, Lorillard Tobacco would be required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus accrued interest. A “change of control triggering event” occurs when there is both a “change of control” (as defined in the Supplemental Indentures) and the Notes cease to be rated investment grade by both Moody’s and S&P within 60 days of the occurrence of a change of control or public announcement of the intention to effect a change of control. The Notes are not entitled to any sinking fund and are not redeemable prior to maturity. The Notes contain covenants that restrict liens and sale and leaseback transactions, subject to a limited exception. At December 31, 2014 and December 31, 2013, the carrying value of the Notes was $3.561 billion and $3.560 billion, respectively, and the estimated fair value was $3.984 billion and $3.872 billion, respectively. The fair value of the Notes is based on market pricing. The fair value of the Notes, classified as Level 1, utilized quoted prices in active markets.

13. Derivative Instruments

In September 2009, Lorillard Tobacco entered into interest rate swap agreements, which the Company guaranteed, with a total notional amount of $750 million to modify its exposure to interest rate risk by effectively converting the interest rate payable on the 2019 Notes from a fixed rate to a floating rate. Under the agreements, Lorillard Tobacco receives interest based on a fixed rate of 8.125% and pays interest based on a floating one-month LIBOR rate plus a spread of 4.625%. The variable rates were 4.779% and 4.793% as of December 31, 2014 and 2013, respectively. The agreements expire in June 2019. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges. Under the swap agreements, Lorillard Tobacco receives a fixed rate settlement and pays a variable rate settlement with the difference recorded in interest expense. That difference reduced interest expense by $25 million in 2014 and $24 million in 2013 and 2012.

For derivatives designated as fair value hedges, which relate entirely to hedges of long-term debt, changes in the fair value of the derivatives are recorded in other assets or other liabilities with an offsetting adjustment to the carrying amount of the hedged debt. At December 31, 2014 and 2013, the adjusted carrying amounts of the hedged debt were $811 million and $810 million, respectively and the amounts included in other assets were $61 million and $60 million, respectively.

If our debt rating is downgraded below Ba2 by Moody’s or BB by S&P, the swap agreements will terminate and we will be required to settle them in cash before their expiration date. As of December 31, 2014, our debt ratings were Baa2 and BBB- with Moody’s and S&P, respectively, both of which are above the ratings at which settlement of our derivative contracts would be required.

14.    Earnings Per Share

Basic and diluted earnings per share (“EPS”) were calculated using the following:

Year Ended December 31,

	Year Ended December 31,
	2014	2013	2012
	(In millions)
Numerator:
Net income, as reported	$1,187	$1,180	$1,099
Less: Net income attributable to participating securities	(4)	(3)	(3)

Net income available to common shareholders	$1,183	$1,177	$1,096

Denominator:
Basic EPS - weighted average shares	360.14	372.96	389.27
Effect of dilutive securities:
Stock Options and SARS
Diluted EPS - adjusted weighted average shares and assumed conversions	0.62	0.75	0.86

Earnings Per Share:	360.76	373.71	390.13

Basic	$3.29	$3.15	$2.82
Diluted	$3.28	$3.15	$2.81

No options to purchase shares of common stock were excluded from the diluted earnings per share calculation because their effect would be anti-dilutive for the years ended December 31, 2014, 2013 or 2012.

15.    Income Taxes

Prior to the separation from Loews in 2008 (the “Separation”), Lorillard was included in the Loews consolidated federal income tax return, and federal income tax liabilities were included on the balance sheet of Loews. Under the terms of the pre-Separation Tax Allocation Agreement between Lorillard and Loews, Lorillard made payments to, or was reimbursed by Loews for the tax effects resulting from its inclusion in Loews’ consolidated federal income tax return. As of December 31, 2014, there were no tax obligations between Lorillard and Loews for periods prior to the Separation. Following the Separation, Lorillard and its eligible subsidiaries filed a stand-alone consolidated federal income tax return.

The Separation Agreement with Loews (the “Separation Agreement”) requires Lorillard (and any successor entity) to indemnify Loews for any losses resulting from the failure of the Separation to qualify as a tax-free transaction (except if the failure to qualify is solely due to Loews’ fault). This indemnification obligation applies regardless of whether Lorillard or a potential acquirer obtains a supplemental ruling or an opinion of counsel.

The Separation Agreement further provides for cooperation between Lorillard and Loews with respect to additional tax matters, including the exchange of information and the retention of records which may affect the income tax liability of the parties to the Separation Agreement.

The provision (benefit) for income taxes consisted of the following:

	Year Ended December 31,
	2014	2013	2012
	(In millions)
Current	$596	$606	$530
Federal	126	140	111
State	—	—	—
Foreign
Deferred
Federal	13	(36)	(10)
State	13	(5)	(2)
Foreign	1	(1)	—

Total	$749	$704	$629

Pre-tax income (loss) for domestic and foreign operations is as follows:

	2014	2013	2012
	(In millions)
Domestic	$1,987	$1,891	$1,728
Foreign	(51)	(7)	—

	$1,936	$1,884	$1,728

Total income tax expense for the years ended December 31, 2014, 2013 and 2012 was different than the amounts of $678 million, $659 million and $605 million, computed by applying the statutory U.S. federal income tax rate of 35% to income before taxes for each of the years.

A reconciliation between the statutory federal income tax rate and Lorillard’s effective income tax rate as a percentage of income is as follows:

	2014	2013	2012
Statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in rate resulting from:
State taxes	4.7	4.7	4.1
Domestic manufacturer’s deduction	(2.6)	(2.7)	(2.8)
Other	1.6	0.4	0.1

Effective rate	38.7%	37.4%	36.4%

Deferred tax assets (liabilities) are as follows:

	December 31
	2014	2013
	(In millions)
Deferred tax assets:
Employee benefits	$232	$137
Settlement costs	501	525
State and local income taxes	27	22
Litigation and legal	12	24
Inventory	5	3
Other	19	3

Subtotal	796	714
Less: valuation allowance	(11)	—

Gross deferred tax assets	785	714
Deferred tax liabilities:
Depreciation	(70)	(66)
Federal effect of state deferred taxes	(42)	(42)
Other	(9)	—

Gross deferred tax liabilities	(121)	(108)

Net deferred tax assets	$664	$606

In 2014, an $11 million valuation allowance was established to fully offset deferred tax assets related to tax basis in foreign intangible assets and a foreign net operating loss carryforward. Realization of these benefits is dependent upon generating sufficient taxable income in the applicable foreign jurisdiction. No valuation allowance was established on other deferred tax assets as of the years ended December 31, 2014, 2013 or 2012, as Lorillard believes it is more likely than not that all such deferred tax assets will be realized through the expected generation of future taxable income.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013	2012
	(In millions)
Balance at January 1,	$52	$41	$42
Additions for tax positions of prior years	—	4	4
Reductions for tax positions of prior years	(2)	(2)	(6)
Additions based on tax positions related to the current year	24	10	9
Settlements	(4)	—	(4)
Lapse of statute of limitations	(4)	(1)	(4)

Balance at December 31,	$66	$52	$41

At December 31, 2014, 2013 and 2012, there were $43 million, $34 million and $27 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate.

Lorillard recognizes interest related to unrecognized tax benefits and tax refund claims in interest expense and recognizes penalties (if any) in income tax expense. During the years ended December 31, 2014, 2013, and 2012, Lorillard recognized an expense of approximately $3 million, $2 million and $2 million in interest and penalties. Lorillard had accrued interest and penalties related to unrecognized tax benefits of $22 million and $19 million at December 31, 2014 and 2013, respectively.

Due to the potential for resolution of certain tax examinations and the expiration of various statutes of limitation, it is reasonably possible that Lorillard’s gross unrecognized tax benefits balance may decrease by approximately $31 million in the next twelve months.

Lorillard and/or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various foreign, state and city jurisdictions. Lorillard’s consolidated federal income tax returns for the periods after 2010 are subject to IRS examination, and the examination by the Internal Revenue Service for 2011 was completed during 2014. With few exceptions, Lorillard’s state, local or foreign tax returns are subject to examination by taxing authorities for years after 2009.

16. Retirement	Plans

Lorillard has defined benefit pension, postretirement benefits, profit sharing and savings plans for eligible employees.

Pension and postretirement benefits: The Salaried Pension Plan provides benefits based on employees’ compensation and service. The Hourly Pension Plan provides benefits based on fixed amounts for each year of service. Lorillard also provides medical and life insurance benefits to eligible employees. Lorillard uses a December 31 measurement date for its plans.

Lorillard also provides certain senior level management employees with nonqualified, unfunded supplemental retirement plans. While these plans are unfunded, Lorillard has certain assets invested in an executive life insurance policy that are to be used to provide for certain of these benefits.

Weighted-average assumptions used to determine benefit obligations:

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2014	2013	2014	2013
Discount rate	4.00%-4.10%	4.70%-4.90%	3.90%-4.00%	4.60%-4.70%
Rate of compensation increase	3.75%	4.25%

Weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Postretirement Benefits
	Year Ended December 31,			Year Ended December 31,
	2014	2013	2012	2014	2013	2012
Discount rate	4.70%-4.90%	3.90%-4.25%	4.70%-4.90%	4.60%-4.70%	3.90%-4.00%	4.60%-4.80%
Expected long-term return on plan assets	8.00%	7.75%	7.75%
Rate of compensation increase	4.25%	4.25%	4.75%

The expected long-term rate of return for Plan assets is determined based on widely-accepted capital market principles, long-term return analysis for global fixed income and equity markets and the active total return oriented portfolio management style. The methodology used to derive asset class risk/return estimates varies due to the nature of asset classes, the availability of historical data, implications from currency, and other factors. In many cases, where historical data is available, data is drawn from indices such as Morgan Stanley Capital International (“MSCI”) or G7 country data. For alternative asset classes where historical data may be insufficient or incomplete, estimates are based on long-term capital market conditions and/or asset class relationships. The expected rate of return for the Plan is based on the target asset allocation and return assumptions for each asset class. The estimated Plan return represents a nominal compound return which captures the effect of estimated asset class and market volatility.

Assumed health care cost trend rates for other postretirement benefits:

	Other Postretirement Benefits
	Year Ended December 31,
	2014	2013
Pre-65 health care cost trend rate assumed for next year	8.0%	8.0%
Post-65 health care cost trend rate assumed for next year	5.3%	6.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	4.5%
Year that the rate reaches the ultimate trend rate:
Pre-65	2023	2021
Post-65	2023	2021

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	One Percentage Point
	Increase	Decrease
	(In millions)
Effect on postretirement benefit obligations	$19	$16
Effect on total of service and interest cost	1	1

Net periodic pension and other postretirement benefit costs include the following components:

	Pension Benefits			Other Postretirement Benefits
	Year Ended December 31,			Year Ended December 31,
	2014	2013	2012	2014	2013	2012
	(In millions)
Service cost	$24	$26	$24	$6	$6	$5
Interest cost	55	51	55	9	9	10
Expected return on plan assets	(88)	(82)	(76)	—	—	—
Amortization of unrecognized net loss (gain)	9	21	22	(1)	1	—
Amortization of unrecognized prior service cost	3	4	4	—	—	(1)

Net periodic benefit cost	$3	$20	$29	$14	$16	$14

The following provides a reconciliation of benefit obligations, plan assets and funded status of the pension and postretirement plans.

	Pension Benefits		Other Postretirement Benefits
	December 31,		December 31,
	2014	2013	2014	2013
Change in benefit obligation:	(In millions)
Benefit obligation at January 1	$1,179	$1,265	$213	$230
Service cost	24	26	6	6
Interest cost	55	51	9	9
Plan participants’ contributions	—	—	5	5
Amendments	—	—	—	—
Actuarial (gain) loss	217	(98)	17	(19)
Benefits paid	(66)	(65)	(16)	(18)
Other	—	—	1	—

Benefit obligation at December 31	1,409	1,179	235	213

Change in plan assets:
Fair value of plan assets at January 1	1,134	1,078	—	—
Actual return on plan assets	96	90	—	—
Employer contributions	—	31	11	13
Plan participants’ contributions	—	—	5	5
Benefits paid from plan assets	(66)	(65)	(16)	(18)

Fair value of plan assets at December 31	1,164	1,134	—	—

Funded status	$(245)	$(45)	(235)	(213)

Amounts recognized in the balance sheets consist of:
Noncurrent assets	$—	$55	—	—
Current liabilities	—	—	(14)	(14)
Noncurrent liabilities	(245)	(100)	(221)	(199)

Net amount recognized	$(245)	$(45)	(235)	(213)

Net actuarial (gain) loss	$209	$(107)	17	(19)
Recognized actuarial gain (loss)	(9)	(21)	1	(1)
Prior service cost	—	—	—	—
Recognized prior service cost	(3)	(4)	—	—

Total recognized in other comprehensive (income) loss	$197	$(132)	18	(20)

Total recognized net periodic benefit cost and other comprehensive (income) loss	$200	$(112)	32	(4)

The changes in the funded status and accumulated other comprehensive loss related to pension and other postretirement benefits during 2014 are primarily a result of implementing a new set of mortality tables issued by the Society of Actuaries in October 2014 and lower discount rates.

Information for pension plans with an accumulated benefit obligation in excess of plan assets consisted of the following:

	Pension Benefits
	December 31
	2014	2013
	(In millions)
Projected benefit obligation	$1,409	$682
Accumulated benefit obligation	1,330	615
Fair value of plan assets	1,164	582

The table below presents the estimated amounts to be recognized from accumulated other comprehensive income into net periodic benefit cost during 2015.

	Pension Benefits	Other Postretirement Benefits
	(In millions)
Amortization of actuarial (gain) loss	$27	$(1)
Amortization of prior service cost	2	—

Total estimated amounts to be recognized	$29	$(1)

Lorillard projects expected future minimum benefit payments as follows:

Expected future benefit payments	Pension Benefits	Other Postretirement Benefit Plans	Less Medicare Drug Subsidy	Net
	(In millions)
2015	$70	14	$1	$85
2016	73	15	1	89
2017	75	15	—	90
2018	77	16	—	93
2019	79	16	—	95
2020 - 2024	424	82	2	508

Total	$798	158	$4	$960

Lorillard expects to contribute $1 million to its pension plans and $14 million to its other postretirement benefit plans in 2015.

The general principles guiding the investment of the Plan assets are embodied in the Employee Retirement Income Security Act of 1974 (ERISA). These principles include discharging Lorillard’s investment responsibilities for the exclusive benefit of Plan participants and in accordance with the “prudent expert” standards and other ERISA rules and regulations. Investment objectives for Lorillard’s pension Plan assets are to optimize the long-term return on Plan assets while maintaining an acceptable level of risk, to diversify assets among asset classes and investment styles, and to maintain a long-term focus.

The Plan is managed using a Liability Driven Investment (“LDI”) framework which focuses on achieving the Plan’s return goals while assuming a reasonable level of funded status volatility.

Based on this LDI framework the asset allocation has two primary components. The first component of the asset allocation is the “hedging portfolio” which uses the Plan’s fixed income portfolio to hedge a portion of the interest rate risk associated with the Plan’s liabilities, thereby reducing the Plan’s expected funded status volatility. The second component is the “growth/equity portfolio” which is designed to enhance portfolio returns. The growth portfolio is broadly diversified across the following asset classes; Global Equities, Long Short Equities, Absolute Return Hedge Funds, Private Equity (including growth equity, buyouts, and other illiquid assets designed to enhance returns), and Private Real Assets. Alternative investments, including hedge funds, are used judiciously to enhance risk adjusted long-term returns while improving portfolio diversification. Overlay derivatives are used to assist in the rebalancing of the total portfolio to the strategic asset allocation. Derivatives may be used to gain market exposure in an efficient and timely manner. Investment risk is measured and monitored on an ongoing basis through annual liability measurements, periodic asset/liability studies, and quarterly investment portfolio reviews.

The pension plans asset allocations were:

	Asset Allocation as of 12/31/14	Asset Allocation as of 12/31/13
	(%)	(%)
Asset Class
U.S. Equity	8.7	9.4
Global ex U.S. Equity	7.7	9.6
Global ex Emerging Markets Equity	4.5	4.7
Emerging Markets Equity	4.0	3.9
Absolute Return Hedge Funds	17.4	16.6
Equity Hedge Funds	12.1	13.6
Private Equity	4.0	4.5
Private Real Assets	3.9	2.9
Public Real Assets	0.8	2.0
Fixed Income	34.6	29.5
Cash Equivalents	2.3	3.3

Total	100.0	100.0

Fair Value Measurements: The fair value hierarchy has three levels based on the observability of the inputs used to determine fair value. Level 1 refers to fair values determined based on quoted prices in active markets for identical assets. Level 2 refers to fair values estimated using significant other observable inputs. Level 3 includes fair values estimated using significant non-observable inputs. Plan assets using the fair value hierarchy as of December 31, 2014 were as follows:

	Total	Level 1	Level 2	Level 3
	(In millions)
Asset Class:
U.S. Equity:
Securities	$118	$18	$—	$100
Overlay derivatives liabilities	$(16)	—	(16)	—
Global ex U.S. Equity
Securities	$90	—	90	—
Overlay derivatives liabilities	(1)	—	(1)	—
Global ex Emerging Markets Equity	52	—	27	25
Emerging Markets Equity:
Securities	31	—	31	—
Overlay derivatives assets	16	—	16	—
Absolute Return Hedge Funds	203	12	51	140
Equity Hedge Funds	141	—	71	70
Private Equity	47	—	—	47
Private Real Assets	45	—	—	45
Public Real Assets	9	—	9	—
Fixed Income:
Securities	401	—	339	62
Overlay derivatives assets	1	—	1	—
Cash Equivalents	27	—	27	—

Total	$1,164	$30	$645	$489

Plan assets using the fair value hierarchy as of December 31, 2013 were as follows:

	Total	Level 1	Level 2	Level 3
	(In millions)
Asset Class:
U.S. Equity:
Securities	$111	$15	$—	$96
Overlay derivatives liabilities	(5)	—	(5)	—
Global ex U.S. Equity	109	—	109	—
Global ex Emerging Markets Equity	53	—	31	22
Emerging Markets Equity:
Securities	28	—	28	—
Overlay derivatives assets	17	—	17	—
Absolute Return Hedge Funds	188	—	58	130
Equity Hedge Funds	155	—	74	81
Private Equity	51	—	—	51
Private Real Assets	33	—	—	33
Public Real Assets	22	—	22	—
Fixed Income:
Securities	346	—	284	62
Overlay derivatives liabilities	(12)	—	(12)	—
Cash Equivalents	38	—	38	—

Total	$1,134	$15	$644	$475

Equity securities are valued primarily using a market approach based on the quoted market prices of identical instruments. Certain equity securities are valued at their net asset value (“NAV”) per share.

Real estate values are based on market based comparable data or at their NAVs.

Fixed income securities are valued primarily using a market approach with inputs based on the quoted market prices of identical instruments and that include broker quotes in a non-active market.

Cash equivalents are held primarily in registered money market funds which are valued at their NAVs calculated using the amortized cost of the securities and have daily liquidity.

Certain of our plan assets, classified in U.S. Equity Securities, Absolute Return Hedge Funds, Equity Hedge Funds, Private Equity, Private Real Assets and Fixed Income Securities, do not have readily determinable market values given the specific investment structures involved and the nature of the underlying investments. For the December 31, 2014 and 2013 plan asset reporting, publicly traded asset pricing was used where possible. For assets without readily determinable values, reported NAVs or their equivalent were provided by the respective investment sponsors or investment manager and subsequently reviewed and approved by management. For those investments reported on a one-quarter lagged basis (primarily Private Equity and Private Real Assets), NAVs or their equivalent are adjusted for subsequent cash flows and significant events.

The following table presents a reconciliation of Level 3 assets held during the year ended December 31, 2014. For the year ended December 31, 2014, there were no significant transfers between levels 1, 2 and 3.

	January 1, 2014 Balance	Realized Gains/ (Losses)	Unrealized Gains/ (Losses)	Purchases	Sales	Net Transfers Into/(Out of) Level 3	December 31, 2014 Balance
US Equity	$96	$(1)	$11	$—	$(6)	$—	$100
Global ex Emerging Markets Equity	22	—	3	—	—	—	25
Absolute Return Hedge Funds	130	1	4	10	(5)	—	140
Equity Hedge Funds	81	1	(1)	6	(17)	—	70
Private Equity	51	9	(9)	15	(19)	—	47
Private Real Assets	33	2	1	18	(9)	—	45
Fixed Income	62	—	—	—	—	—	62

The following table presents a reconciliation of Level 3 assets held during the year ended December 31, 2013. For the year ended December 31, 2013, there were no significant transfers between levels 1, 2 and 3.

	January 1, 2013 Balance	Realized Gains/ (Losses)	Unrealized Gains/ (Losses)	Purchases	Sales	Net Transfers Into/(Out of) Level 3	December 31, 2013 Balance
US Equity	$73	$(1)	$23	$9	$(8)	$—	$96
Global ex Emerging Markets Equity	16	—	6	—	—	—	22
Absolute Return Hedge Funds	110	2	16	12	(10)	—	130
Equity Hedge Funds	61	—	11	25	(16)	—	81
Private Equity	51	3	5	6	(14)	—	51
Private Real Assets	24	2	4	11	(8)	—	33
Public Real Assets	9	(1)	1	—	(9)	—	—
Fixed Income	65	—	(3)	—	—	—	62

Profit Sharing: Lorillard has a Profit Sharing Plan for hourly employees. Lorillard’s contributions under this plan are based on Lorillard’s performance with a maximum contribution of 15% of participants’ earnings. Contributions for 2014, 2013 and 2012 were $11 million, $11 million and $11 million, respectively.

Savings Plan: Lorillard sponsors an Employees Savings Plan for salaried employees. Lorillard provides a matching contribution of 100% of the first 3% of pay contributed and 50% of the next 2% of pay contributed by employees. Lorillard contributions for 2014, 2013 and 2012 were $5 million, $5 million and $5 million, respectively.

17.	Share-Based Compensation

On June 10, 2008, Lorillard separated from Loews, and all of the outstanding equity awards granted from the Carolina Group 2002 Stock Option Plan (the “Carolina Group Plan”) were converted on a one-for-one basis to equity awards granted from the Lorillard Inc. 2008 Incentive Compensation Plan (the “Lorillard Plan”) with the same terms and conditions. In May 2008, Lorillard’s sole shareholder and Board of Directors approved the Lorillard Plan in connection with the issuance of the Company’s Common Stock for the benefit of certain Lorillard employees. The aggregate number of shares of the Company’s Common Stock for which options, stock appreciation rights (“SARs”), restricted stock or restricted stock units may be granted under the Lorillard Plan is 11,144,475 shares, of which 2,144,475 were outstanding Carolina Group stock options converted to the Lorillard Plan; and the maximum number of shares of Lorillard Common Stock with respect to which options or SARs may be granted to any individual in any calendar year is 1,500,000 shares. Shares available for grant as of December 31, 2014, 2013 and 2012 were 4,295,026, 4,690,378 and 4,375,683, respectively.

Stock Option Plan: Stock options are granted with an exercise price per share that may not be less than the fair value of the Company’s Common Stock on the date of the grant. Generally, options and SARs vest ratably over a four-year period and expire ten years from the date of grant.

A summary of the stock option and SAR transactions for the Lorillard Plan for 2014, 2013 and 2012 is as follows:

	2014		2013		2012
	Number of Awards	Weighted Average Exercise Price	Number of Awards	Weighted Average Exercise Price	Number of Awards	Weighted Average Exercise Price
Awards outstanding, January 1,	2,029,582	$28.92	3,434,256	$26.95	4,388,862	$25.94
Granted	—	—	—	—	—	—
Exercised	(273,840)	24.43	(1,404,674)	24.10	(930,156)	22.28
Forfeited	—	—	—	—	(20,631)	23.62
Expired	—	—	—	—	(3,819)	23.53

Awards outstanding, December 31	1,755,742	29.62	2,029,582	28.92	3,434,256	26.95

Awards exercisable, December 31	1,516,321	28.86	1,350,409	27.31	1,760,898	25.05

The following table summarizes information about stock options and SARs outstanding in connection with the Lorillard Plan at December 31, 2014:

	Awards Outstanding			Awards Vested
Range of exercise prices	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
11.67 - 16.66	23,718	1.1	$15.70	23,718	$15.70
16.67 - 21.66	75,654	3.0	19.64	75,654	19.64
21.67 - 26.66	598,237	4.8	24.97	538,375	24.81
26.67 - 31.66	380,805	4.6	27.07	380,805	27.07
31.67 - 36.66	271,452	6.1	35.71	211,599	35.54
36.67 - 38.00	405,876	6.2	37.45	286,170	37.45

During the period January 1, 2010 to December 31, 2011, Lorillard awarded non-qualified stock options totalling 1,790,244 shares. During the period January 1, 2006 to December 31, 2009, Lorillard awarded SARs. In accordance with the Lorillard Plan, Lorillard has the ability to settle SARs in shares or cash and has the intention to settle in shares. The SARs balance at December 31, 2014 was 569,017 shares and the non-qualified stock options balance at December 31, 2014 was 1,186,725 shares.

The weighted average remaining contractual term of awards outstanding and vested as of December 31, 2014, was 5.10 years and 4.93 years, respectively. The aggregate intrinsic value of awards outstanding and vested at December 31, 2014 was $59 million and $52 million, respectively. The total intrinsic value of awards exercised during the year ended December 31, 2014 was $8 million.

Lorillard recorded stock-based compensation expense of $1 million, $2 million and $5 million related to stock options and SARS issued under the Lorillard Plan during 2014, 2013 and 2012, respectively. The related income tax benefits recognized were $0 million, $1 million and $1 million for 2014, 2013 and 2012, respectively.

Restricted Stock Plan: As part of the Lorillard Plan mentioned above, restricted stock units (“RSUs”) may be granted to employees (“Employees”) annually. These RSUs enable the recipients to receive restricted shares of Lorillard’s common stock at the end of a one year performance period. The restricted shares vest at the end of two additional years and convert to unrestricted common stock at the conclusion of the vesting period. RSUs may be granted to Employees on an annual basis. The final award may equal 0-200% of a target based on pre-established Lorillard financial performance measures related to the one year performance period. Dividend equivalents accrue without compounding on the RSUs and are subject to the same risks of forfeiture as the RSUs.

RSU activity was as follows for the years ended 2014, 2013 and 2012:

	2014		2013		2012
	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value
Outstanding, January 1,	219,211	$41.64	207,339	$42.36	—	$—
Granted	220,951	47.47	217,216	41.63	210,891	42.36
Transferred to restricted	(213,554)	41.68	(192,672)	42.35	—	—
Forfeited	(3,552)	42.97	(12,672)	42.42	(3,552)	42.35

Outstanding, December 31	223,056	47.36	219,211	41.64	207,339	42.36

The total fair values of performance-based RSUs granted during 2014, 2013 and 2012 were $11 million, $9 million and $9 million, respectively, which were equal to the market value of the underlying Lorillard common stock. The total market value of awards outstanding at the end of 2014, 2013 and 2012 were $14 million, $11 million and $8 million, respectively.

As part of the Lorillard Plan mentioned above, restricted stock may be granted to Employees and/or non-employee directors (“Directors”) annually. The restricted stock is included as part of the shares available for grant shown above. The restricted stock was granted based on the per share closing price of the Company’s Common Stock on the date of the grant.

Lorillard may grant shares of restricted stock to Employees and/or Directors, giving them in most instances all of the rights of stockholders, except that they may not sell, assign, pledge or otherwise encumber such shares for a vesting period of three years for Employees or one year for Directors (“Restriction Period”). Such shares are subject to forfeiture if certain conditions are not met.

The fair value of the restricted shares and RSUs at the date of grant is amortized to expense ratably over the Restriction Period. Lorillard recorded pre-tax expense related to restricted stock for the years ended December 31, 2014, 2013 and 2012 of $19 million, $16 million and $15 million, respectively. The tax benefits recognized related to this expense for the years ended December 31, 2014, 2013 and 2012 were $6 million, $5 million and $5 million, respectively. The unamortized expense related to restricted stock and RSUs was $21 million at December 31, 2014, and the weighted average period over which it is expected to be recognized is 1.7 years.

Restricted stock activity was as follows for the years ended December 31, 2014, 2013 and 2012:

	2014		2013		2012
	Number of Awards	Weighted- Average Grant Date Fair Value Per Share	Number of Awards	Weighted- Average Grant Date Fair Value Per Share	Number of Awards	Weighted- Average Grant Date Fair Value Per Share
Balance at January 1,	993,312	$33.72	1,028,844	$28.33	1,310,619	$24.97
Granted	166,206	47.96	166,125	41.28	156,450	40.97
Transferred from RSU	360,854	41.63	179,280	42.35	—	—
Vested	(557,137)	28.88	(362,100)	26.25	(396,786)	22.27
Forfeited	(8,836)	42.33	(18,837)	31.49	(41,439)	28.01

Balance at December 31,	954,399	41.94	993,312	33.72	1,028,844	28.33

Employee Stock Purchase Plan: On September 1, 2012, the Company established the Lorillard Inc. Employee Stock Purchase Plan (“ESPP”). Under the plan, certain full-time employees, who do not receive annual equity awards under the Lorillard Plan, may purchase shares of Lorillard common stock. The plan provides for two offering periods for purchases: March through August and September through February. At the end of each offering period, employees are able to purchase shares of our common stock at a price equal to 95% of the fair market value of the common stock on the last day of the offering period. The purchases are made through payroll deductions, and an aggregate of up to 1,500,000 shares of Lorillard common stock may be purchased by eligible employees pursuant to the ESPP. In accordance with the Merger Agreement (see Note 24, “Merger Agreement and Merger-Related Litigation”), the plan was suspended after the August 2014 offering period.

18.	Share Repurchase Programs

As of February 24, 2012, the Company completed its $750 million share repurchase program that was announced in August 2011, after repurchasing an additional 4.9 million shares in January and February 2012 for $188 million at an average purchase price of $38.28. The Company repurchased a total of 20.1 million shares at an average price of $37.29 per share under this program.

As of January 30, 2013, the Company completed its $500 million share repurchase program that was announced in August 2012 (the “2012 Program”), after repurchasing an additional 2.8 million shares in January 2013 for $109 million at an average purchase price of $39.24. The Company repurchased a total of 12.7 million shares at an average price of $39.38 per share under this program.

As of June 4, 2014, the Company completed its $1 billion share repurchase program that was announced in March 2013 and amended in May 2013, after repurchasing an additional 2.7 million shares during the second quarter of 2014 for $156 million at an average purchase price of $58.72. The Company repurchased a total of 21.1 million shares at an average price of $47.48 per share under this program. In connection with entering into the Merger Agreement (see Note 24, “Merger Agreement and Merger-Related Litigation”), Lorillard suspended future share repurchases.

As of December 31, 2014, total shares repurchased under share repurchase programs authorized by the Board since the separation from Loews in 2008 were as follows:

Program	Amount Authorized	Number of Shares Repurchased
	(In millions)
July 2008 - October 2008	$400	17.6
May 2009 - July 2009	250	11.0
July 2009 - January 2010	750	29.3
February 2010 - May 2010	250	9.8
August 2010 * - August 2011	1,400	45.1
August 2011 - February 2012	750	20.1
August 2012 - January 2013	500	12.7
March 2013 ** - June 2014	1,000	21.1

Total	$5,300	166.7

* As amended on May 19, 2011

** As amended on May 21, 2013

19.	Accumulated Other Comprehensive Loss

Changes in accumulated other comprehensive loss during the year ended December 31, 2014 consisted of the following:

	Retirement Plan Items	Foreign Currency Translation Adjustments	Total
	(In millions)
Beginning balance, January 1, 2014	$131	$(1)	$130
Pension and post-retirement plan actuarial losses and prior service cost	130	—	130
Foreign currency translation adjustments	—	3	3

Ending balance December 31, 2014	$261	$2	$263

Reclassifications out of accumulated other comprehensive loss during the period were as follows:

	Amount Reclassified from Accumulated Other Comprehensive Loss	Affected Line Item in the Consolidated Statements of Income
	(In millions)
Amortization of defined benefit pension and post-retirement items:
Prior service costs	$(3)	(A)
Actuarial loss	(8)	(A)

	(11)	Total before tax
	4	Income tax benefit

Total reclassifications for the period	$(7)	Net of tax

(A)	These accumulated comprehensive loss components are included in the computation of net periodic pension cost, which is included in cost of sales and selling, general and administrative expenses. See Note 16, “Retirement Plans,” for additional details regarding net periodic pension and other postretirement benefits costs.

Changes in accumulated other comprehensive loss during the year ended December 31, 2013 consisted of the following:

	Retirement Plan Items	Foreign Currency Translation Adjustments	Total
	(In millions)
Beginning balance, January 1, 2013	$241	$—	$241
Pension and post-retirement plan actuarial gains and prior service cost	(110)	—	(110)
Foreign currency translation adjustments	—	(1)	(1)

Ending balance December 31, 2013	$131	$(1)	$130

Reclassifications out of accumulated other comprehensive loss during the period were as follows:

	Amount Reclassified from Accumulated Other Comprehensive Loss	Affected Line Item in the Consolidated Statements of Income
	(In millions)
Amortization of defined benefit pension and post-retirement items:
Prior service costs	$(4)	(A)
Actuarial loss	(20)	(A)

	(24)	Total before tax Income tax
	8	benefit

Total reclassifications for the period	$(16)	Net of tax

(A)	These accumulated comprehensive loss components are included in the computation of net periodic pension cost, which is included in cost of sales and selling, general and administrative expenses. See Note 16, “Retirement Plans,” for additional details regarding net periodic pension and other postretirement benefits costs.

20.	Quarterly Financial Data (Unaudited)

(In millions, except per share data)
2014 Quarter Ended	December 31	September 30	June 30	March 31
Net sales	$1,768	$1,831	$1,799	$1,592
Gross profit	727	711	683	619
Net income	327	289	300	271
Net income per share, diluted	$0.91	$0.80	$0.83	$0.74
Basic weighted average number of shares outstanding	359.07	359.06	360.31	376.12
Diluted weighted average number of shares outstanding	359.70	359.68	360.93	376.71

2013 Quarter Ended	December 31	September 30	June 30	March 31
Net sales	$1,743	$1,827	$1,804	$1,577
Gross profit	659	669	678	713
Net income	281	258	313	328
Net income per share, diluted	$0.76	$0.69	$0.83	$0.86
Basic weighted average number of shares outstanding	366.53	371.01	375.86	378.62

(In millions, except per share data)
2014 Quarter Ended	December 31	September 30	June 30	March 31
Diluted weighted average number of shares outstanding	367.19	371.77	376.61	379.42

21.	Segment Information

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated on a regular basis by the chief operating decision maker, or decision making group, in deciding how to allocate resources to an individual segment and in assessing performance. Lorillard has two reportable segments, Cigarettes and Electronic Cigarettes. Lorillard identifies segments based on how our chief operating decision maker assesses performance and allocates resources, which is based on the types of products sold by each segment. Centrally incurred costs, such as the cost of Lorillard’s sales force and administrative overhead costs, are allocated to each segment based on the percentage of each segment’s budgeted net sales (excluding federal excise taxes) of Lorillard consolidated net sales (excluding federal excise taxes).

The Cigarettes segment consists principally of the operations of Lorillard Tobacco and related entities. Its principal products are marketed under the brand names of Newport, Kent, True, Maverick and Old Gold with substantially all of its sales in the United States of America.

The Electronic Cigarettes segment consists of the operations of LOEC (d/b/a blu eCigs), Cygnet (t/a SKYCIG or blu (U.K.)) and related entities. LOEC is an electronic cigarette company in the United States, and markets its products under the blu eCigs brand. Lorillard acquired the blu eCigs brand and other assets used in the manufacture, distribution, development, research, marketing, advertising and sale of electronic cigarettes on April 24, 2012. Lorillard acquired certain of the assets and operations of SKYCIG, a United Kingdom based electronic cigarette business on October 1, 2013.

Prior to the acquisition of blu eCigs on April 24, 2012, Lorillard managed its operations on the basis of one operating and reportable segment.

Lorillard maintains its headquarters and manufactures all of its cigarette products at its Greensboro, North Carolina facilities. Substantially all of Lorillard’s sales and fixed assets are in the United States of America. Newport, Kent, True, Maverick, Old Gold, blu eCigs and SKYCIG are the registered trademarks of Lorillard and its subsidiaries. Lorillard sold its major cigarette trademarks outside of the United States in 1977.

(In millions)
	Year Ended December 31, 2014
	Cigarettes	Electronic Cigarettes	Consolidating Adjustments	Total Lorillard
Net sales	$6,825	$165	$—	$6,990
Cost of sales	4,125	127	—	4,252

Gross profit	2,700	38	—	2,738
Selling, general and administrative	520	110	—	630

Operating income (loss)	$2,180	$(72)	$—	$2,108

Depreciation and amortization	$49	$23	$—	$72
Total assets	$3,337	$296	$(125)	$3,508
Capital expenditures	$39	$2	$—	$41

(In millions)	Year Ended December 31, 2013
	Cigarettes	Electronic Cigarettes	Consolidating Adjustments	Total Lorillard
Net sales	$6,720	$230	$—	$6,950
Cost of sales	4,071	160	—	4,231

Gross profit	2,649	70	—	2,719
Selling, general and administrative	595	70	—	665

Operating income	$2,054	$—	$—	$2,054

Depreciation and amortization	$44	$6	$—	$50
Total assets	$3,316	$345	$(125)	$3,536
Capital expenditures	$61	$1	$—	$62

(In millions)	Year Ended December 31, 2012
	Cigarettes	Electronic Cigarettes	Consolidating Adjustments	Total Lorillard
Net sales	$6,562	$61	$—	$6,623
Cost of sales	4,201	40	—	4,241

Gross profit	2,361	21	—	2,382
Selling, general and administrative	484	20	—	504

Operating income	$1,877	$1	$—	$1,878

Depreciation and amortization	$38	$1	$—	$39
Total assets	$3,313	$208	$(125)	$3,396
Capital expenditures	$74	$—	$—	$74

22.	Consolidating Financial Information

In June 2009, April 2010, August 2011, August 2012 and May 2013, Lorillard Tobacco, as primary obligor, issued the Notes, which are unconditionally guaranteed in full by the Company for the payment and performance of Lorillard Tobacco’s obligation in connection therewith (see Note 12 for a description of the Notes).

The following sets forth the condensed consolidating balance sheets as of December 31, 2014 and 2013, condensed consolidating statements of income for the years ended December 31, 2014, 2013 and 2012, condensed consolidating statements of comprehensive income for the years ended December 31, 2014, 2013 and 2012 and condensed consolidating statements of cash flows for the years ended December 31, 2014, 2013 and 2012 for the Company as parent guarantor (herein referred to as “Parent”), Lorillard Tobacco (herein referred to as “Issuer”) and all non-guarantor subsidiaries of the Company and Lorillard Tobacco. These condensed consolidating financial statements were prepared in accordance with Rule 3-10 of SEC Regulation S-X, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered.” Lorillard accounts for investments in these subsidiaries under the equity method of accounting.

Condensed Consolidating Balance Sheets

December 31, 2014

(In millions)

	Parent	Issuer	Non-guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Assets:
Cash and cash equivalents	$11	$1,208	$89	$—	$1,308

Short-term investments	—	324	—	—	324
Accounts receivable, less allowances of $2	—	4	9	—	13
Other receivables[1]	1	26	107	(99)	35
Inventories	—	354	50	—	404
Deferred income taxes	—	516	6	—	522
Other current assets	—	25	3	—	28

Total current assets	12	2,457	264	(99)	2,634
Investment in subsidiaries	—	114	—	(114)	—
Plant and equipment, net	—	305	3	—	308
Long-term investments	—	167	—	—	167
Goodwill	—	—	100	—	100
Intangible assets	—	—	63	—	63
Deferred income taxes	—	144	—	(2)	142
Other assets	125	94	—	(125)	94

Total assets	$137	$3,281	$430	$(340)	$3,508

Liabilities and Shareholders’ Equity (Deficit):
Accounts and drafts payable	$—	$24	$7	$—	$31
Accrued liabilities[1]	—	441	15	(99)	357
Settlement costs	—	1,187	—	—	1,187
Income taxes	2	7	1	(2)	8

Total current liabilities	2	1,659	23	(101)	1,583
Long-term debt	—	3,561	—	—	3,561
Investment in subsidiaries Postretirement pension, medical and	2,317	—	—	(2,317)	—
life insurance benefits	—	473	—	—	473
Other liabilities	—	42	156	(125)	73

Total liabilities	2,319	5,735	179	(2,543)	5,690

Shareholders’ Equity (Deficit):
Common stock	4	—	—	—	4
Additional paid-in capital	287	158	206	(364)	287
Retained earnings/ (accumulated deficit)	(1,140)	(2,350)	47	2,303	(1,140)
Accumulated other comprehensive income (loss)	(263)	(262)	(2)	264	(263)
Treasury stock	(1,070)	—	—	—	(1,070)

Total shareholders’ equity (deficit)	(2,182)	(2,454)	251	2,203	(2,182)

Total liabilities and shareholders’ equity (deficit)	$137	$3,281	$430	$(340)	$3,508

1 Includes intercompany royalties between Issuer and Non-guarantor Subsidiaries of a corresponding amount.

Condensed Consolidating Balance Sheets

December 31, 2013

(In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Assets:
Cash and cash equivalents	$341	$1,002	$111	$—	$1,454
Short-term investments	—	157	—	—	157
Accounts receivable, less allowances of $3	—	8	11	—	19
Other receivables[1]	—	24	93	(88)	29
Inventories	—	412	87	—	499
Deferred income taxes	—	549	6	—	555
Other current assets	—	19	4	—	23

Total current assets	341	2,171	312	(88)	2,736
Investment in subsidiaries	—	148	—	(148)	—
Plant and equipment, net	—	315	1	—	316
Long-term investments	—	93	—	—	93
Goodwill	—	—	102	—	102
Intangible assets	—	—	87	—	87
Deferred income taxes	—	48	3	—	51
Other assets	125	151	—	(125)	151

Total assets	$466	$2,926	$505	$(361)	$3,536

Liabilities and Shareholders’ Equity (Deficit):
Accounts and drafts payable	$—	$37	$5	$—	$42
Accrued liabilities[1]	13	434	14	(84)	377
Settlement costs	—	1,224	—	—	1,224
Income taxes	1	11	—	(4)	8

Total current liabilities	14	1,706	19	(88)	1,651
Long-term debt	—	3,560	—	—	3,560
Investment in subsidiaries	2,516	—	—	(2,516)	—
Postretirement pension, medical and life insurance benefits	—	305	—	—	305
Other liabilities	—	44	165	(125)	84

Total liabilities	2,530	5,615	184	(2,729)	5,600

Shareholders’ Equity (Deficit): Common stock	4	—	—	—	4
Additional paid-in capital	256	130	177	(307)	256
Retained earnings/ (accumulated deficit)	(1,438)	(2,688)	143	2,545	(1,438)
Accumulated other comprehensive income (loss)	(130)	(131)	1	130	(130)
Treasury stock	(756)	—	—	—	(756)

Total shareholders’ equity (deficit)	(2,064)	(2,689)	321	2,368	(2,064)

Total liabilities and shareholders’ equity (deficit)	$466	$2,926	$505	$(361)	$3,536

[1]	Includes intercompany royalties between Issuer and Non-guarantor Subsidiaries of a corresponding amount.

Condensed Consolidating Statements of Income

For the Year Ended December 31, 2014 (In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net sales (including excise taxes of $1,938)	$—	$6,825	$1,278	$(1,113)	$6,990
Cost of sales (including excise taxes of $1,938)	—	4,125	127	—	4,252

Gross profit	—	2,700	1,151	(1,113)	2,738
Selling, general and administrative[1]	2	1,629	112	(1,113)	630

Operating income (loss)	(2)	1,071	1,039	—	2,108
Investment income	—	7	—	—	7
Interest expense	5	(179)	(5)	—	(179)

Income before income taxes	3	899	1,034	—	1,936
Income taxes	1	343	405	—	749
Equity in earnings of subsidiaries	1,185	696	—	(1,881)	—

Net income	$1,187	$1,252	$629	$(1,881)	$1,187

1 Includes intercompany royalties between Issuer and Non-guarantor Subsidiaries of a corresponding amount.

Condensed Consolidating Statements of Income

For the Year Ended December 31, 2013

(In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net sales (including excise taxes of $1,978)	$—	$6,720	$1,333	$(1,103)	$6,950
Cost of sales (including excise taxes of $1,978)	—	4,071	160	—	4,231

Gross profit	—	2,649	1,173	(1,103)	2,719
Selling, general and administrative[1]	2	1,692	74	(1,103)	665

Operating income	(2)	957	1,099	—	2,054
Investment income	6	2	—	(6)	2
Interest expense	—	(172)	(6)	6	(172)

Income before income taxes	4	787	1,093	—	1,884
Income taxes	4	295	405	—	704
Equity in earnings of subsidiaries	1,180	690	—	(1,870)	—

Net income	$1,180	$1,182	$688	$(1,870)	$1,180

1 Includes intercompany royalties between Issuer and Non-guarantor Subsidiaries of a corresponding amount.

Condensed Consolidating Statements of Income

For the Year Ended December 31, 2012

(In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net sales (including excise taxes of $1,987)	$—	$6,562	$1,118	$(1,057)	$6,623
Cost of sales (including excise taxes of $1,987)	—	4,201	40	—	4,241

Gross profit	—	2,361	1,078	(1,057)	2,382
Selling, general and administrative[1]	1	1,536	24	(1,057)	504

Operating income	(1)	825	1,054	—	1,878
Investment income	—	3	1	—	4
Interest expense	(1)	(151)	(2)	—	(154)

Income before income taxes	(2)	677	1,053	—	1,728
Income taxes	(1)	238	392	—	629
Equity in earnings of subsidiaries	1,100	661	—	(1,761)	—

Net income	$1,099	$1,100	$661	$(1,761)	$1,099

1 Includes intercompany royalties between Issuer and Non-guarantor Subsidiaries of a corresponding amount.

Condensed Consolidating Statements of Income

For the Year Ended December 31, 2012

(In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net income	$1,187	$1,252	$629	$(1,881)	$1,187
Other comprehensive income (loss), net of tax:
Defined benefit retirement plans loss, net of tax benefit of $86	(130)	(130)	—	130	(130)
Foreign currency translation adjustments, net of tax benefit of $1	(3)	—	(3)	3	(3)

Other comprehensive income (loss)	(133)	(130)	(3)	133	(133)

Comprehensive income	$1,054	$1,122	$626	$(1,748)	$1,054

Condensed Consolidating Statements of Comprehensive Income For the Year Ended December 31, 2013 (In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net income	$1,180	$1,182	$688	$(1,870)	$1,180
Other comprehensive income, net of tax:
Defined benefit retirement plans gain, net of tax expense of $41	110	110	—	(110)	110
Foreign currency translation adjustments, net of tax benefit of $-	1	—	1	(1)	1

Other comprehensive income	111	110	1	(111)	111

Comprehensive income	$1,291	$1,292	$689	$(1,981)	$1,291

Condensed Consolidating Statements of Comprehensive Income For the Year Ended December 31, 2012 (In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Net income	$1,099	$1,100	$661	$(1,761)	$1,099
Other comprehensive loss, net of tax:
Defined benefit retirement plans loss, net of tax benefit of $(4)	—	(13)	—	—	(13)

Other comprehensive loss	—	(13)	—	—	(13)

Comprehensive income	$1,099	$1,087	$661	$(1,761)	$1,086

Condensed Consolidating Statements of Cash Flows

For the Year Ended December 31, 2014 (In millions)

	Parent	Issuer	Non- guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash flows from operating activities: Net income	$1,187	$1,252	$629	$(1,881)	$1,187
Adjustments to reconcile to net cash provided by (used in) operating activities:
Equity income from subsidiaries	(1,185)	(696)	—	1,881	—
Depreciation and amortization	—	49	23	—	72
Pension, health and life insurance contributions	—	(11)	—	—	(11)
Pension, health and life insurance benefits expense	—	18	—	—	18
Deferred income tax provision	1	24	2	—	27
Share-based compensation	1	19	—	—	20
Excess tax benefits from share-based arrangements	(1)	(8)	—	—	(9)
Changes in fair value of earn out liability	—	—	(8)	—	(8)
Changes in operating assets and liabilities:
Accounts and other receivables	—	10	(15)	14	9
Inventories	—	58	37	—	95
Accounts payable and accrued liabilities	(14)	(5)	4	(14)	(29)
Settlement costs	—	(37)	—	—	(37)
Income taxes	(2)	(4)	5		(1)
Other current assets	—	(6)	3	—	(3)
Other assets	—	2	(3)	—	(1)
Return on investment in subsidiaries	914	725	—	(1,639)	—

Net cash provided by (used in) operating activities	901	1,390	677	(1,639)	1,329

Cash flows from investing activities:
Purchases of investments	—	(654)	—	—	(654)
Additions to plant and equipment	—	(39)	(2)	—	(41)
Sales of investments	—	244	—	—	244
Maturities of investments	—	169	—	—	169
Investment in subsidiary	(29)	—	—	29	—

Net cash provided by (used in) investing activities	(29)	(280)	(2)	29	(282)

Cash flows from financing activities:
Dividends paid	(889)	(914)	(725)	1,639	(889)
Shares repurchased	(314)	—	—	—	(314)
Contributions from parent	—	—	29	(29)	—
Proceeds from exercise of stock options	—	2	—	—	2
Excess tax benefits from share-based arrangements	1	8	—	—	9

Net cash provided by (used in) financing activities	(1,202)	(904)	(696)	1,610	(1,192)
Effect of foreign currency rate changes on cash and cash equivalents	—	—	(1)	—	(1)
Change in cash and cash equivalents	(330)	206	(22)	—	(146)
Cash and cash equivalents, beginning of year	341	1,002	111	—	1,454

Cash and cash equivalents, end of year	$11	$1,208	$89	$—	$1,308

Condensed Consolidating Statements of Cash Flows

For the Year Ended December 31, 2013 (In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash flows from operating activities: Net income	$1,180	$1,182	$688	$(1,870)	$1,180
Adjustments to reconcile to net cash provided by operating activities: Equity income from subsidiaries	(1,180)	(690)	—	1,870	—
Depreciation and amortization	—	44	6	—	50
Pension, health and life insurance contributions	—	(44)	—	—	(44)
Pension, health and life insurance benefits expense	—	36	—	—	36
Deferred income tax benefit	(1)	(39)	(2)	—	(42)
Share-based compensation	1	17	—	—	18
Excess tax benefits from share-based arrangements	—	(13)	—	—	(13)
Changes in operating assets and liabilities: Accounts and other receivables	—	(8)	(16)	17	(7)
Inventories	—	(43)	(46)	—	(89)
Accounts payable and accrued liabilities	(1)	37	1	(17)	20
Settlement costs	—	41	—	—	41
Income taxes	2	54	(20)	—	36
Other current assets	—	(1)	4	—	3
Other assets	—	3	—	—	3
Return on investment in subsidiaries	1,913	661	—	(2,574)	—

Net cash provided by (used in) operating activities	1,914	1,237	615	(2,574)	1,192

Cash flows from investing activities: Purchases of investments	—	(276)	—	—	(276)
Business acquisition	—	—	(46)	—	(46)
Additions to plant and equipment	—	(61)	(1)	—	(62)
Sales of investments	—	3	—	—	3
Maturities of investments	—	23	—	—	23
Investment in subsidiary	(105)	—	—	105	—

Net cash provided by (used in) investing activities	(105)	(311)	(47)	105	(358)

Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	500	—	—	500
Dividends paid	(823)	(1,913)	(661)	2,574	(823)
Shares repurchased	(795)	—	—	—	(795)
Debt issuance costs	—	(4)	—	—	(4)
Contributions from parent	—	—	105	(105)	—
Proceeds from exercise of stock options	—	9	—	—	9
Excess tax benefits from share-based arrangements	—	13	—	—	13

Net cash provided by (used in) financing activities	(1,618)	(1,395)	(556)	2,469	(1,100)

Effect of foreign currency rate changes on cash and cash equivalents	—	—	—	—	—
Change in cash and cash equivalents	191	(469)	12	—	(266)
Cash and cash equivalents, beginning of year	150	1,471	99	—	1,720

Cash and cash equivalents, end of year	$341	$1,002	$111	$—	$1,454

Condensed Consolidating Statements of Cash Flows

For the Year Ended December 31, 2012 (In millions)

	Parent	Issuer	Non guarantor Subsidiaries	Total Consolidating Adjustments	Consolidated
Cash flows from operating activities: Net income	$1,099	$1,100	$661	$(1,761)	$1,099

Adjustments to reconcile to net cash provided by operating activities: Equity income from subsidiaries	(1,100)	(661)	—	1,761	—
Depreciation and amortization	—	38	1	—	39
Pension, health and life insurance contributions	—	(43)	—	—	(43)
Pension, health and life insurance benefits expense	—	44	—	—	44
Deferred income tax provision (benefit)	1	(10)	(2)	—	(11)
Share-based compensation	1	19	—	—	20
Excess tax benefits from share-based arrangements	—	(11)	—	—	(11)
Changes in operating assets and liabilities: Accounts and other receivables	—	877	(10)	(875)	(8)
Inventories	—	(92)	(26)	—	(118)

Accounts payable and accrued liabilities	—	50	(861)	875	64
Settlement costs	—	32	—	—	32

Income taxes	(1)	43	17	—	59
Other current assets	—	13	(8)	—	5
Other assets	—	(1)	—	—	(1)
Return on investment in subsidiaries	1,495	550	—	(2,045)	—

Net cash provided by (used in) operating activities	1,495	1,948	(228)	(2,045)	1,170

Cash flows from investing activities: Business acquisition, net of cash acquired[1]	(125)	—	(135)	125	(135)
Additions to plant and equipment	—	(74)	—	—	(74)
Investment in subsidiary	(70)	—	—	70	—

Net cash provided by (used in) investing activities	(195)	(74)	(135)	195	(209)

Cash flows from financing activities: Shares repurchased	(578)	—	—	—	(578)
Proceeds from issuance of long-term debt	—	500	125	(125)	500
Dividends paid	(807)	(1,495)	(550)	2,045	(807)
Debt issuance costs	—	(5)	—	—	(5)
Contributions from parent	—	—	70	(70)	—
Proceeds from exercise of stock options	—	5	—	—	5
Excess tax benefits from share-based arrangements	—	10	—	—	10

Net cash provided by (used in) financing activities	(1,385)	(985)	(355)	1,850	(875)

Change in cash and cash equivalents	(85)	889	(718)	—	86
Cash and cash equivalents, beginning of year	235	582	817	—	1,634

Cash and cash equivalents, end of year	$150	$1,471	$99	$—	$1,720

1 $125 million reflected as cash flows used by Parent consists of a loan from Parent to a Non-guarantor Subsidiary.

23.	Legal Proceedings

Overview

As of February 6, 2015, 7,209 product liability cases are pending against cigarette manufacturers in the United States. Lorillard Tobacco is a defendant in 6,228 of these cases. Lorillard, Inc. is a co-defendant in 636 pending cases, and is a defendant in one case in which Lorillard Tobacco is not a defendant. A total of 3,612 of these lawsuits are Engle Progeny Cases, described below. In addition to the product liability cases, Lorillard Tobacco and, in some instances, Lorillard, Inc., are defendants in Filter Cases and Tobacco-Related Antitrust Cases.

Pending cases against Lorillard are those in which Lorillard Tobacco or Lorillard, Inc. have been joined to the litigation by either receipt of service of process, or execution of a waiver thereof, and a dismissal order has not been entered with respect to Lorillard Tobacco or Lorillard, Inc. Certain Flight Attendant Cases that were dismissed for administrative reasons, but which may be reinstated pursuant to the settlement agreement in Broin v. Philip Morris Companies, Inc., et al. have been included in the count of pending cases. The table below lists the number of certain tobacco-related cases pending against Lorillard as of the date listed. A description of each type of case follows the table.

Type of Case	Total Number of Cases Pending against Lorillard as of February 6, 2015
Conventional Product Liability Cases	22
Engle Progeny Cases	3,612
West Virginia Individual Personal Injury Cases	38
Flight Attendant Cases	2,555
Class Action Case	1
Reimbursement Case	1
Filter Cases	62
Tobacco-Related Antitrust Case	1

Conventional Product Liability Cases: Conventional Product Liability Cases are brought by individuals who allege cancer or other health effects caused by smoking cigarettes, by using smokeless tobacco products, by addiction to tobacco, or by exposure to environmental tobacco smoke. Lorillard Tobacco is a defendant in each of the Conventional Product Liability cases listed in the table above, and Lorillard, Inc. is a co-defendant in three of the Conventional Product Liability Cases.

Engle Progeny Cases: Engle Progeny Cases are brought by individuals who purport to be members of the decertified Engle class. These cases are pending in a number of Florida courts. Lorillard Tobacco is a defendant in 3,611 of the Engle Progeny Cases listed in the above table. Lorillard, Inc. is a co-defendant in 633 Engle Progeny Cases, and is a defendant in one case in which Lorillard Tobacco is not a defendant. The time period for filing Engle Progeny Cases expired in January 2008 and no additional cases may be filed. Some of the Engle Progeny Cases were filed on behalf of multiple class members. Some of the courts hearing the cases filed by multiple class members have severed these suits into separate individual cases. It is possible the remaining suits filed by multiple class members may also be severed into separate individual cases.

West Virginia Individual Personal Injury Cases: In a 1999 administrative order, the West Virginia Supreme Court of Appeals transferred to the West Virginia Mass Litigation Panel a group of cases brought by individuals who allege cancer or other health effects caused by smoking cigarettes, smoking cigars, or using smokeless tobacco products (the “West Virginia Individual Personal Injury Cases”). The plaintiffs’ claims alleging injury from smoking cigarettes were consolidated for trial. The plaintiffs’ claims alleging injury from the use of other tobacco products were severed from the consolidated cigarette claims and have not been consolidated for trial. The time for filing a case that could be consolidated for trial with the West Virginia Individual Personal Injury Cases expired in 2000. Lorillard Tobacco is a defendant in each of the West Virginia Individual Personal Injury Cases listed in the above table. Lorillard, Inc. is not a defendant in any of the West Virginia Individual Personal Injury Cases. After the consolidated Phase I trial in 2013, judgment was entered for the defendants on all but one of the plaintiffs’ claims. That judgment was affirmed by the West Virginia Supreme Court of Appeals in 2014. Lorillard Tobacco is not presently identified as a defendant against which the plaintiffs in any West Virginia Individual Personal Injury Case can proceed to a Phase II trial on causation and damages.

Flight Attendant Cases: Flight Attendant Cases are brought by non-smoking flight attendants alleging injury from exposure to environmental smoke in the cabins of aircraft. Plaintiffs in these cases may not seek punitive damages for injuries that arose prior to January 15, 1997. Lorillard Tobacco is a defendant in each of the Flight Attendant Cases listed in the above table. Lorillard, Inc. is not a defendant in any of the Flight Attendant Cases. The time for filing Flight Attendant Cases expired in 2000 and no additional cases in this category may be filed.

Class Action Cases: Class Action Cases are purported to be brought on behalf of large numbers of individuals for damages allegedly caused by smoking. Lorillard Tobacco but not Lorillard, Inc. is a defendant in the Class Action Case listed in the above table. Neither Lorillard Tobacco nor Lorillard, Inc. is a defendant in additional Class Action Cases that are pending against other cigarette manufacturers, including approximately 16 “lights” Class Action Cases and one Class Action Case seeking a court- supervised medical monitoring program.

Reimbursement Cases: Reimbursement Cases are brought by or on behalf of entities seeking equitable relief and reimbursement of expenses incurred in providing health care to individuals who allegedly were injured by smoking. Plaintiffs in these cases have included the U.S. federal government, U.S. state and local governments, foreign governmental entities, hospitals or hospital districts, American Indian tribes, labor unions, private companies and private citizens. Included in this category is the suit filed by the federal government, United States of America v. Philip Morris USA, Inc., et al., (“Philip Morris”), that sought to recover profits earned by the defendants and other equitable relief. Lorillard Tobacco is a defendant in the case, and Lorillard, Inc. is not a party to this case. In August 2006, the trial court issued its final judgment and remedial order and granted injunctive and other equitable relief. The final judgment did not award monetary damages. In May 2009, the final judgment was largely affirmed by an appellate court. In June 2010, the U.S. Supreme Court denied review of the case. Some aspects of the relief granted in the 2006 remedial order are still being litigated and have not yet been implemented. See “Reimbursement Cases” below.

Filter Cases: Filter Cases are brought by individuals, including former employees of a predecessor of Lorillard Tobacco, who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by Lorillard for a limited period of time ending more than 50 years ago. Lorillard Tobacco is a defendant in 61 of the 62 Filter Cases listed in the above table. Lorillard, Inc. is a co-defendant in two of the 61 Filter Cases that are pending against Lorillard Tobacco. Lorillard, Inc. is also a defendant in one additional Filter Case in which Lorillard Tobacco is not a defendant.

Tobacco-Related Antitrust Cases: In 2000 and 2001, a number of cases were brought against cigarette manufacturers, including Lorillard Tobacco, alleging that defendants conspired to set the price of cigarettes in violation of federal and state antitrust and unfair business practices statutes. Plaintiffs sought class certification on behalf of persons who purchased cigarettes directly or indirectly from one or more of the defendant cigarette manufacturers. Lorillard Tobacco is a defendant in one Tobacco-Related Antitrust Case as set forth in the table above. Lorillard, Inc. is not a defendant in this case. All of the other cases have been either successfully defended or voluntarily dismissed.

Loss Accrual and Disclosure Policy

Lorillard establishes accruals in accordance with Accounting Standards Codification Topic 450, Contingencies (“ASC 450”), when a material litigation liability is both probable and can be reasonably estimated. There are a number of factors impacting Lorillard’s ability to estimate the possible loss or a range of loss, including the specific facts of each matter; the legal theories proffered by plaintiffs and legal defenses available to Lorillard Tobacco and Lorillard, Inc.; the wide-ranging outcomes reached in similar cases; differing procedural and substantive laws in the various jurisdictions in which lawsuits have been filed, including whether punitive damages may be pursued or are permissible; the degree of specificity in a plaintiff’s complaint; the history of the case and whether discovery has been completed; plaintiffs’ history of use of Lorillard Tobacco’s cigarettes relative to those of the other defendants; the attribution of damages, if any, among multiple defendants; the application of contributory and/or comparative negligence to the allocation of damage awards among plaintiffs and defendants; the likelihood of settlements for de minimis amounts prior to trial; the likelihood of success at trial; the likelihood of success on appeal; and the impact of current and pending state and federal appellate decisions. It has been Lorillard’s experience and is its continued expectation that the above complexities and uncertainties will not be clarified until the late stages of litigation. For those reasonably possible loss contingencies for which an estimate of the possible loss or range of loss cannot be made, Lorillard discloses the nature of the litigation and any developments as appropriate.

Lorillard monitors the status of all outstanding litigation on an ongoing basis in order to determine the probability of loss and assess whether an estimate of the possible loss or range of loss can be determined. In evaluating litigation, Lorillard considers, among other things, the nature of the claims; the jurisdiction in which the claims have been filed and the law and case law developed in that jurisdiction; the experience of plaintiffs’ counsel in this type of litigation; the parties’ respective litigation strategies; the stage of the proceedings; the outcome of the matters at trial or on appeal; the type and amount of damages claimed by plaintiffs; the outcomes and damage awards, if any, for similar matters brought against Lorillard and/or the tobacco industry; and the possibility and likelihood of success on appeal. Lorillard’s assessment of a possible loss or range of loss is based on its assessment of the final outcome of the litigation upon the conclusion of all appeals.

Lorillard records provisions in the consolidated financial statements for pending litigation when it determines that it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Except for the impact of the State Settlement Agreements, the U.S. Government Case and certain Engle Progeny Cases as described below, while it is reasonably possible that a loss has been incurred, (i) management has concluded that it is not probable that a loss has been incurred in any material pending litigation against Lorillard, (ii) management is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome in any material pending litigation due to the many variables, uncertainties and complexities described above, and (iii) accordingly, management has not provided any amounts in the consolidated financial statements for possible losses related to material pending litigation. It is possible that Lorillard’s results of operations or cash flows in a particular quarterly or annual period or its financial position could be materially adversely affected by an unfavorable outcome or settlement of certain pending or future litigation or an inability to secure bonds where required to stay the execution of judgments on appeal.

Tobacco-Related Product Liability Litigation

Conventional Product Liability Cases

On July 30, 2014, a verdict was returned in Major v. R.J. Reynolds Tobacco Company, et al. (California Superior Court, Los Angeles County), a case in which plaintiff alleged that the smoker’s injuries were caused by asbestos fiber and tobacco smoke inhalation. Lorillard Tobacco was the sole defendant at trial. The jury awarded plaintiff $2,736,700 in economic compensatory damages and $15,000,000 in non-economic compensatory damages, for a total compensatory damages award of $17,736,700. Punitive damages were not at issue in this trial. The jury apportioned 50% of the fault for the smoker’s injuries to the smoker, 17% to Lorillard Tobacco, and 33% to exposure to cigarettes manufactured by companies other than Lorillard Tobacco. The jury found that exposure to asbestos was not a substantial factor in the smoker’s injuries. On August 25, 2014, the Court entered judgment awarding plaintiff $2,550,000 in non-economic damages (which represents Lorillard Tobacco’s 17% share as found by the jury) and the amount of $1,368,350 in economic damages (under California law, Lorillard Tobacco is responsible for the amount of economic damages that the jury found was the fault of anyone other than plaintiff, not just its 17% share), for a total award against Lorillard Tobacco of $3,918,350. On September 17, 2014, Lorillard Tobacco filed a motion for a new trial and a motion for judgment notwithstanding the verdict, which the Court denied on October 28, 2014. On November 17, 2014, the Court granted in part and denied in part plaintiff’s motion for trial court costs and pre-judgment interest on the damages award, determining that pre-judgment interest accrued over an approximately five year period, excluding an approximately six year period during which the case was dismissed prior to re-filing. On November 26, 2014, Lorillard Tobacco noticed an appeal to the California Second District Court of Appeal from the final judgment awarding compensatory damages and the order granting in part trial court costs and pre-judgment interest. Plaintiff has also noticed an appeal from the order denying in part pre-judgment interest.

Since January 1, 2010, verdicts have been returned in eleven Conventional Product Liability Cases against cigarette manufacturers, in addition to the Major case discussed above. Lorillard Tobacco was the only defendant in one of these eleven trials, Evans v. Lorillard Tobacco Company (Superior Court, Suffolk County, Massachusetts). Lorillard Tobacco paid $79 million in compensatory damages and interest to fully satisfy the Evans judgment in October 2013.

Neither Lorillard Tobacco nor Lorillard, Inc. was a defendant in the ten other trials since January 1, 2010. Juries found in favor of the plaintiffs and awarded compensatory damages in four of these trials and also awarded $4.0 million in punitive damages in one of these trials. Defendants appealed the verdicts in three of these trials. The verdict in the first case was affirmed on appeal in July 2013; judgment was satisfied and this case is concluded. As of February 6, 2015 the appeal in the second case remains pending. In September 2013, an agreement was reached between the parties in the third case and no further appellate review will be taken. Satisfaction of judgment has been filed and this case is concluded. The verdict in the fourth case was affirmed on appeal in January 2015, and the defendant has satisfied the judgment. The plaintiff in another case was awarded $25 million in punitive damages in a retrial ordered by an appellate court in which the jury was permitted to consider only the amount of punitive damages to award. Defendant’s appeal of the judgment in this case remains pending. Juries found in favor of the defendants in the five other trials. Three of these five cases have concluded. Plaintiffs in two of the cases did not pursue appeals. Plaintiff in the third case noticed an appeal, which was affirmed in February 2013, and then did not seek any further review. Plaintiff in the fourth case filed a notice of appeal to the Alaska Supreme Court from the order denying plaintiff’s motion for a new trial and that appeal remains pending. Plaintiff in the fifth case noticed an appeal and the appellate court reversed the defense verdict and ordered the case returned to the trial court for a new trial.

In rulings addressing cases tried in earlier years, some appellate courts have reversed verdicts returned in favor of the plaintiffs in whole or in part, while other judgments that awarded damages to smokers have been affirmed on appeal. Manufacturers have exhausted their appeals and have been required to pay damages to plaintiffs in sixteen individual cases since 2001. Punitive damages were paid to the smokers in six of these cases. Neither Lorillard Tobacco nor Lorillard, Inc. was a party to any of these matters.

As of February 6, 2015, there were six cases scheduled for trial in 2015. As of February 6, 2015, neither Lorillard Tobacco nor Lorillard, Inc. is a defendant in any of these cases. Trial dates are subject to change.

Engle Progeny Cases

In 2006, the Florida Supreme Court issued a ruling in Engle v. R.J. Reynolds Tobacco Co., et al., which had been certified as a class action on behalf of Florida residents, and survivors of Florida residents, who were injured or died from medical conditions allegedly caused by addiction to smoking. During a three-phase trial, a Florida jury awarded compensatory damages to three individuals and approximately $145 billion in punitive damages to the certified class. In its 2006 decision, the Florida Supreme Court vacated the punitive damages award, determined that the case could not proceed further as a class action and ordered decertification of the class. The Florida Supreme Court also reinstated the compensatory damages awards to two of the three individuals whose claims were heard during the first phase of the Engle trial. These two awards totaled $7 million, and both verdicts were paid in February 2008. Lorillard Tobacco’s payment to these two individuals, including interest, totaled approximately $3 million.

The Florida Supreme Court’s 2006 ruling also permitted Engle class members to file individual actions, including claims for punitive damages. The court further held that these individuals are entitled to rely on a number of the jury’s findings in favor of the plaintiffs in the first phase of the Engle trial. The time period for filing Engle Progeny Cases expired in January 2008 and no additional cases may be filed. In 2009, the Florida Supreme Court rejected a petition that sought to extend the time for purported class members to file an additional lawsuit.

Engle Progeny Cases are pending in various Florida state and federal courts. Some of the Engle Progeny Cases were filed on behalf of multiple plaintiffs. Various courts have entered orders severing the cases filed by multiple plaintiffs into separate actions. In 2009, one Florida federal court entered orders that severed the claims of approximately 4,400 Engle Progeny plaintiffs, initially asserted in a small number of multi-plaintiff actions, into separate lawsuits. In some cases, spouses or children of alleged former class members have also brought derivative claims. In 2011, approximately 500 cases that were among the 4,400 cases severed into separate lawsuits in 2009, filed by family members of alleged former class members, were combined with the cases filed by the smoker from which the family members’ claims purportedly derived. On August 1, 2013, Judge William G. Young of the District of Massachusetts took over responsibility for the Engle cases in the Middle District of Florida, Jacksonville Division. Judge Young issued an order that day that called for three groups of cases to be prepared for trial on the following schedule: approximately 50 cases to be made trial ready by January 2, 2014, approximately 107 cases to be made trial ready by May 2014, and approximately 120 cases to be made trial ready by September 2, 2014. On January 17, 2014, Judge Young issued an order calling for an additional three groups of cases to be prepared for trial on the following schedule: approximately 200 cases to be made trial ready by January 2, 2015, approximately 150 cases to be made trial ready by April 1, 2015, and approximately 150 cases to be made trial ready by July 1, 2015.

On June 23, 2014, Judge Young issued an order calling for an additional three groups of cases to be prepared for trial on the following schedule: approximately 146 cases to be made trial ready by January 4, 2016, approximately 144 cases to be made trial ready by May 1, 2016, and approximately 139 cases to be made trial ready by September 1, 2016. On November 4, 2014, 27 additional remaining cases were given September 1, 2016 trial readiness dates. Since the issuance of these orders, 543 of the cases to be prepared for trial have been dismissed in their entirety, and Lorillard Tobacco has been dismissed from an additional 77 cases involving other defendants. These cases have been voluntarily dismissed, resolved, or involuntarily dismissed for lack of prosecution or failure to comply with court orders. On October 31, 2014, the Court assigned a magistrate judge with the responsibility of exploring the possibility of a global settlement of the remaining federal Engle Progeny Cases. The magistrate judge has the authority to hold hearings and conduct mediation sessions, however, the magistrate judge’s orders will not alter the current case management scheduling orders.

Since January 2010 and through February 6, 2015, the United States District Court for the Middle District of Florida has dismissed a total of approximately 3,792 cases. In some instances, the plaintiffs whose cases were dismissed also were pursuing cases pending in other courts. In other instances, the attorneys who represented the plaintiffs asked the court to enter dismissal orders because they were no longer able to contact their clients. In January 2013, the Court granted a motion by defendants and dismissed approximately 520 cases in which the plaintiffs were deceased at the time their personal injury lawsuits were filed. Plaintiffs appealed the dismissal of these 520 cases to the United States Court of Appeal for the Eleventh Circuit. In June 2013, the Court dismissed an additional approximately 440 cases for a variety of reasons. Plaintiffs appealed the dismissal of approximately 70 of these cases, in which the plaintiffs were deceased at the time their personal injury lawsuits were filed or where the cases were barred by the statute of limitations. The Court granted plaintiffs’ motion to consolidate the appeals from the January and June orders dismissing these groups of federal cases. On September 10, 2014, the United States Court of Appeal for the Eleventh Circuit affirmed the dismissals in these consolidated appeals. On July 7, 2014, Plaintiffs filed a notice of appeal to the United States Court of Appeals for the Eleventh Circuit from an order dismissing 14 cases for failure to produce signed authorizations, and that appeal remained pending, as of February 6, 2015. Other courts, including state courts, have entered orders dismissing additional cases.

Various intermediate state and federal Florida appellate courts have issued rulings that address the scope of the preclusive effect of the findings from the first phase of the Engle trial, including whether those findings relieve plaintiffs from the burden of proving certain legal elements of their claims. The Florida Supreme Court granted review in the Douglas case, in which a verdict awarding compensatory damages to the plaintiff was affirmed by an intermediate state Florida appellate court, to address the issue of whether a tobacco manufacturer’s due process rights are violated by reliance upon the Engle Phase I findings. On March 14, 2013, the Florida Supreme Court ruled that application of the Engle Phase I findings to establish certain elements of plaintiffs’ claims is not a violation of the Engle defendants’ due process rights. In order to prevail on either strict liability or negligence claims, the Court found that an Engle plaintiff must establish (i) membership in the Engle class; (ii) that addiction to smoking the Engle defendants’ cigarettes containing nicotine was a legal cause of the injuries the plaintiff alleged; and (iii) damages. On August 12, 2013, defendants filed a petition with the United States Supreme Court seeking review of the Florida Supreme Court’s decision. This petition for review was denied on October 7, 2013. The due process issue was also on appeal in the United States Court of Appeals for the Eleventh Circuit in two cases that had been consolidated for appeal: Duke and Walker. On September 6, 2013, the United States Court of Appeals for the Eleventh Circuit affirmed the verdicts in these cases, holding that the judgment of the Florida Supreme Court in Douglas should be given full faith and credit, and that deference to the decision in Douglas did not violate the due process rights of the defendant. The defendant filed a petition for rehearing of the decision in Duke and Walker with the United States Court of Appeals for the Eleventh Circuit in October 2013. On October 31, 2013, the United States Court of Appeals for the Eleventh Circuit vacated and reconsidered its original opinion. The Court entered a new opinion that is substantively similar to the original opinion. On November 7, 2013, the Court denied defendant’s petition for rehearing. On November 13, 2013, the defendant filed a second petition, seeking review of the October 31, 2013 opinion. On January 6, 2014, the Court denied this petition. On March 28, 2014, the defendant in Duke and Walker filed a petition with the United States Supreme Court seeking to answer the question of whether the Engle Phase I findings can be applied to establish certain elements of plaintiffs’ claims. On the same date, defendants filed similar petitions in the Brown case (an appeal from a Florida state court trial), as well as in eight other state court cases, including two cases in which Lorillard Tobacco is a defendant (Mrozek and Sury). The defendants requested that these petitions be held pending disposition of the Duke, Walker, and Brown cases, and resolved in a similar manner. On June 9, 2014, the United States Supreme Court declined to accept review of the Duke and Walker cases. On the same date, the United States Supreme Court declined to accept review of the Brown case and the eight other state court cases, including Mrozek and Sury, discussed below.

Various courts, including appellate courts, have issued rulings that have addressed the conduct of the cases prior to trial. One intermediate Florida state appellate court ruled in 2011 that plaintiffs are permitted to assert a claim against a cigarette manufacturer even if the smoker did not smoke a brand produced by that manufacturer. Defendants’ petition for review of this decision by the Florida Supreme Court was denied in August 2012. In March 2012, another intermediate state appellate court agreed with the 2011 ruling and reversed dismissals in a group of cases. In June and July 2013, the Florida Supreme Court denied defendants’ petitions for review of the intermediate appellate court’s decision in these cases. These rulings may limit the ability of the defendants, including Lorillard Tobacco and Lorillard, Inc., to be dismissed from cases in which smokers did not use a cigarette manufactured by Lorillard Tobacco. In October 2012, the Florida First District Court of Appeal affirmed a judgment awarding compensatory damages only; however the appeals court certified to the Florida Supreme Court the question of whether Engle class members may pursue an award of punitive damages based on claims of negligence or strict liability. On February 28, 2014 the Florida Supreme Court announced it would grant review of this case. In June 2013, the Florida Supreme Court reversed an intermediate state appellate court and held that a plaintiff’s representative may continue to litigate an existing lawsuit after the original plaintiff has died. Defendants did not seek further review of this decision. In December 2013, the Florida First District Court of Appeal affirmed the summary judgments in favor of the defendants regarding three plaintiffs who had opted out of the Engle class and subsequently reapplied for admission. The Court held that the Florida Supreme Court’s decision in Engle did not provide any basis for the readmission of a former class member in the event that they had timely opted out of the class and did not initiate an individual action until after the statute of limitations had run. Lorillard Tobacco was a defendant in two of these cases.

In connection with the Engle Progeny Cases, Lorillard and various other tobacco manufacturing defendants face various other legal issues that could materially affect the outcome of the Engle cases. These legal issues include, but are not limited to, the application of the statute of limitations and statute of repose, the constitutionality of a cap on the amount of a bond necessary to obtain an automatic stay of a post-trial judgment, whether a judgment based on a claim of intentional conduct should be reduced by a jury’s findings of comparative fault, whether damages can be awarded jointly and severally, and whether plaintiffs’ strict liability and negligence claims are preempted by federal law. Various intermediate Florida appellate courts and Florida Federal Courts have issued rulings on these issues.

Lorillard Tobacco and Lorillard, Inc. are defendants in Engle Progeny Cases that have been placed on courts’ 2015 trial calendars or in which specific trial dates have been set. Trial schedules are subject to change and it is not possible to predict how many of the cases pending against Lorillard Tobacco or Lorillard, Inc. will be tried in 2015. It also is not possible to predict whether some courts will implement procedures that consolidate multiple Engle Progeny Cases for trial.

As of February 6, 2015, trial was underway in two Engle Progeny Cases in which Lorillard Tobacco is a defendant: Caprio v. R.J. Reynolds Tobacco Company, et al. (State Court, Broward County, Florida) and Landau v. R.J. Reynolds Tobacco Company, et al. (Federal Court, Middle District, Jacksonville, Florida). Lorillard, Inc. is not a defendant in either of these trials.

As of February 6, 2015, verdicts had been returned in twenty-one Engle Progeny Cases in which Lorillard Tobacco was a defendant. Lorillard, Inc. was a defendant in one of these twenty-one cases at the time of verdict. Juries awarded compensatory damages to the plaintiffs in sixteen of these cases. In four of the sixteen cases in which juries awarded compensatory damages, plaintiffs were awarded punitive damages from Lorillard Tobacco. In another case, the court entered an order following trial that awarded plaintiff compensatory damages. The twenty-one cases in which Lorillard Tobacco was a defendant are listed below in the order in which the verdicts were returned:

•	In Rohr v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), a jury returned a verdict in favor of the defendants, including Lorillard Tobacco, in October 2010. Plaintiff in Rohr did not pursue an appeal and the case is concluded.

•

In Mrozek v. Lorillard Tobacco Company (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), the jury awarded plaintiff a total of $6 million in compensatory damages and $11.3 million in punitive damages in March 2011. The jury apportioned 35% of the fault for the smoker’s injuries to the smoker and 65% to Lorillard Tobacco. The final judgment entered by the trial court reflected the jury’s verdict and awarded plaintiff $3,900,588 in compensatory damages and $11,300,000 in punitive damages plus the applicable statutory rates of annual interest. In December 2012, the Florida First District Court of Appeal affirmed the final judgment awarding compensatory and punitive damages and Lorillard Tobacco’s motion for rehearing of the appellate court opinion was denied in February 2013. In March 2013, Lorillard Tobacco filed a notice with the Florida Supreme Court seeking review of the appellate court decision. On February 13, 2014, the Florida Supreme Court declined to grant review of this case. In March 2014, Lorillard Tobacco amended the bond necessary to maintain a stay on payment of the final judgment. On March 28, 2014, Lorillard Tobacco filed a petition with the United States Supreme Court, seeking review of the due process issue, and requested that the petition be held and resolved in the same manner as the Duke, Walker, and Brown cases, also pending before the United States Supreme Court. On June 9, 2014, the United States Supreme Court denied the petitions seeking review. The trial court announced on June 25, 2014 that it had granted Lorillard Tobacco’s motion to determine the applicable rates of post-judgment interest that were in dispute. On June 27, 2014, Lorillard Tobacco made a payment of $17,500,197 to satisfy the final judgment awarding compensatory and punitive damages and post-judgment interest. On July 25, 2014, the court entered an order confirming satisfaction of judgment. On July 28, 2014, plaintiff appealed the order determining the rate of post-judgment interest payable on the final judgment, and that appeal remained pending as of February 6, 2015. The Florida First District Court of Appeal provisionally granted plaintiff’s motion for intermediate appellate court attorneys’ fees, ruling that the trial court is authorized to award appellate fees if the trial court determines entitlement to attorneys’ fees. In June 2013, the trial court granted plaintiff’s motion for entitlement to trial court attorneys’ costs and fees and also determined that plaintiff was entitled to intermediate appellate court attorneys’ fees. As of February 6, 2015, the trial court had not determined the amount of trial court or intermediate appellate court fees to award. On February 13, 2014, the Florida Supreme Court provisionally granted plaintiff’s motion for attorneys’ fees in connection with the appeal to the Florida Supreme Court, in the amount of $2,500, conditioned on the trial court’s determination of entitlement.

•	In Tullo v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $4.5 million in compensatory damages, in April 2011. The jury assessed 45% of the fault to the smoker, 5% to Lorillard Tobacco and 50% to other defendants. The jury did not award punitive damages to the plaintiff. The court entered a final judgment that awarded plaintiff $225,000 in compensatory damages from Lorillard Tobacco plus 6% annual interest. On October 16, 2013, defendants noticed an appeal from the final judgment to the Florida Fourth District Court of Appeal. In August 2013, the Florida Fourth District Court of Appeal affirmed the final judgment. Defendants filed a notice with the Florida Supreme Court seeking review of the appellate court decision. On March 10, 2014, the trial court entered an order confirming that Lorillard Tobacco had satisfied the judgment awarding compensatory damages and post-judgment interest for an amount totaling approximately $263,400. On March 18, 2014, Lorillard Tobacco filed a notice of voluntary dismissal of their petition seeking review of the Florida Supreme Court and the Court entered an order dismissing the petition for review as to Lorillard Tobacco on May 21, 2014. The Florida Supreme Court declined to accept review of the petition as to the other defendants. Plaintiff is not entitled to recover trial or appellate fees from Lorillard Tobacco. As of February 6, 2015, the trial court had not determined the amount of trial or appellate court costs to award.

•	In Sulcer v. Lorillard Tobacco Company, et al. (Circuit Court, First Judicial Circuit, Escambia County, Florida), in April 2011, the jury awarded $225,000 in compensatory damages to the plaintiff and it assessed 95% of the fault for the smoker’s injuries to the smoker with 5% allocated to Lorillard Tobacco. The jury did not award punitive damages to the plaintiff. The court entered a final judgment that incorporated the jury’s determination of the parties’ fault and awarded plaintiff $11,250 in compensatory damages. Lorillard Tobacco paid approximately $246,000 to resolve the verdict, costs and fees, as well as all post-trial motions and any potential appeal by the plaintiff. Following this payment, Sulcer was concluded.

•

In Jewett v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), the jury awarded the estate of the decedent $692,981 in compensatory damages and awarded the plaintiff $400,000 for loss of companionship in May 2011. The jury assessed 70% of the responsibility for the decedent’s injuries to the decedent, 20% to R.J. Reynolds and 10% to Lorillard Tobacco. The jury did not award punitive damages to the plaintiff. The final judgment entered by the trial court reflected the jury’s verdict and awarded plaintiff a total of $109,298 from Lorillard Tobacco plus 6% annual interest. In June 2012, an agreement was reached between the parties as to the amount of trial court costs and attorneys’ fees incurred, should the judgment be upheld on appeal, and plaintiff’s motion for costs and attorneys’ fees was withdrawn. In November 2012, the Florida First District Court of Appeal reversed the judgment awarding compensatory damages and ordered the case returned to the trial court for a new trial. In January 2013, the appellate court denied a motion filed by the plaintiff for rehearing of the decision reversing the judgment. Both the plaintiff and defendants filed notices with the Florida Supreme Court seeking review of the appellate court decision. On February 14, 2014, the Florida Supreme Court declined to grant review of this case. As of February 6, 2015, a new trial date had not been set.

•	In Weingart v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), in July 2011, the jury determined that the decedent did not sustain any compensatory damages from the defendants, including Lorillard Tobacco, and it returned a verdict for the defendants that punitive damages were not warranted. The jury assessed 91% of the fault for the decedent’s injuries to the decedent, 3% to Lorillard Tobacco and 3% to each of the other two defendants. Following trial, the court granted in part a motion filed by the plaintiff to award damages and it awarded plaintiff $150,000 in compensatory damages. The court entered a final judgment that applied the jury’s comparative fault determinations to the court’s award of compensatory damages. The final judgment awarded plaintiff $4,500 from Lorillard Tobacco. Defendants noticed an appeal to the Florida Fourth District Court of Appeal from the order that awarded compensatory damages to the plaintiff and amended their notice of appeal to address the final judgment. On February 13, 2013, the Florida Fourth District Court of Appeal affirmed the final judgment awarding compensatory damages. Defendants filed a notice with the Florida Supreme Court seeking review of this decision. In March 2012, the trial court entered a judgment against the defendants for costs with Lorillard Tobacco’s share amounting to $43,081 plus 4.75% annual interest. Defendants noticed an appeal from this costs judgment. In June 2013, all defendants satisfied both the final judgment awarding compensatory damages and the costs judgment, with Lorillard Tobacco’s share amounting to approximately $50,000. Defendants’ petition for Florida Supreme Court review and the appeal from the costs judgment have been dismissed. This case is concluded.

•	In Sury v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), in November 2011, the jury awarded plaintiff $1,000,000 in compensatory damages and assessed 60% of the responsibility for the decedent’s injuries to the decedent, 20% to Lorillard Tobacco and 20% to R.J. Reynolds. The jury returned a verdict for the defendants regarding whether punitive damages were warranted. In March 2012, the court entered a final judgment against defendants in the amount of $1,000,000, jointly and severally, plus 4.75% annual interest, declining to apply the jury’s comparative fault findings to causes of action alleging intentional conduct. On June 24, 2013, the Florida First District Court of Appeal affirmed the final judgment. Defendants’ motion for rehearing of this decision with the Florida First District Court of Appeal was denied in August 2013. The Florida Supreme Court declined review of the intermediate appellate court decision in January 2014. On March 28, 2014, defendants filed a petition with the United States Supreme Court, seeking review of the due process issue, and requested that the petition be held and resolved in the same manner as the Duke, Walker, and Brown cases, also pending before the United States Supreme Court. On June 9, 2014, the United States Supreme Court denied the petitions seeking review. On June 19, 2014, Lorillard Tobacco made a payment of $1,659,674 to satisfy the final judgment awarding compensatory damages plus post judgment interest, trial level attorneys’ fees and costs, and Florida Supreme Court fees. The Court entered an order confirming satisfaction of judgment on July 24, 2014. In June 2013, the First District Court of Appeal determined that plaintiff was entitled to attorneys’ fees in connection with the appeal to the First District Court of Appeal and directed the trial court to determine the amount. As of February 6, 2015, the trial court had not determined the amount.

•

In Alexander v. Lorillard Tobacco Company, et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida), the jury awarded plaintiff $20,000,000 in compensatory damages and $25,000,000 in punitive damages in February and March 2012. Lorillard

Tobacco is the only defendant in this case. The jury apportioned 20% of the fault for the smoker’s injuries to the smoker and 80% to Lorillard Tobacco. In March 2012, the court entered a final judgment that applied the jury’s comparative fault determination to the court’s award of compensatory damages, awarding the plaintiff $16,000,000 in compensatory damages and $25,000,000 in punitive damages from Lorillard Tobacco. In May 2012, the court granted a motion by Lorillard Tobacco to lower the amount of compensatory damages and reduced the amount awarded to $10,000,000 from Lorillard Tobacco. Other post-trial motions challenging the verdict were denied. The court entered an amended final judgment that applied the jury’s comparative fault determination to the court’s award of compensatory damages, awarding the plaintiff $8,000,000 in compensatory damages and $25,000,000 in punitive damages. The court also awarded plaintiff post-judgment interest (based on a statutory rate) on the compensatory and punitive damages. Lorillard Tobacco noticed an appeal from the amended final judgment to the Florida Third District Court of Appeal. On September 4, 2013, the Florida Third District Court of Appeal affirmed the amended final judgment. Lorillard Tobacco’s motion for rehearing of this decision with the Florida Third District Court of Appeal was denied in October 2013. Lorillard Tobacco filed a petition with the Florida Supreme Court seeking review of the intermediate appellate court decision in November 2013, and this petition was denied on September 9, 2014. On September 23, 2014, Lorillard Tobacco made a payment of $38,960,916 to resolve all damages, costs and fees and post-judgment interest. Plaintiff filed a satisfaction of judgment on September 29, 2014 and the Court confirmed satisfaction of judgment on October 3, 2014. This case is concluded.

•	In Calloway v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff and a daughter of the decedent a total of $20,500,000 in compensatory damages in May 2012. The jury apportioned 20.5% of the fault for the smoker’s injuries to the smoker, 27% to R.J. Reynolds, 25% to Philip Morris, 18% to Lorillard Tobacco, and 9.5% to Liggett. The jury awarded $12,600,000 in punitive damages from Lorillard Tobacco and $42,250,000 from the other defendants, for a total punitive damages award of $54,850,000. In August 2012, the court granted a post-trial motion by the defendants and lowered the compensatory damages award to $16,100,000. The court also ruled that the jury’s finding on the smoker’s percentage of comparative fault would not be applied to reduce the compensatory damage award because the jury found in favor of the plaintiff on her claims alleging intentional conduct. In August 2012, the court entered final judgment against defendants in the amount of $16,100,000 in compensatory damages, jointly and severally, and $54,850,000 ($12,600,000 from Lorillard Tobacco) in punitive damages. The court also awarded plaintiff post-judgment interest (based on a statutory rate) on the compensatory and punitive damages, which totaled approximately $2.0 million as of February 6, 2015 based on the jury-apportioned fault for Lorillard Tobacco. The final judgment also granted plaintiff’s application for trial court costs and attorneys’ fees, but as of February 6, 2015, the trial court had not awarded an amount. Defendants have noticed an appeal from the final judgment to the Florida Fourth District Court of Appeal. On March 31, 2014, plaintiff filed a motion with the Florida Fourth District Court of Appeal seeking attorneys’ fees in connection with the appeal to the Fourth District. As of February 6, 2015, the Florida Fourth District Court of Appeal had not ruled on this motion.

•

In Evers v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Thirteenth Judicial Circuit, Hillsborough County, Florida), the jury awarded plaintiff and the estate of the decedent a total of $3,230,000 in compensatory damages in February 2013. The jury apportioned 31% of the fault for the smoker’s injuries to the smoker, 60% to R.J. Reynolds and 9% to Lorillard Tobacco. The jury found that punitive damages against Lorillard Tobacco were not warranted and awarded $12,362,042 in punitive damages from R.J. Reynolds Tobacco Company. The Court granted a post-trial motion by R.J. Reynolds for a directed verdict on punitive damages and, as a result, the jury’s punitive damages award was set aside. The Court denied a motion filed by the plaintiff to reconsider the directed verdict. At a post-trial hearing, the plaintiff waived entitlement to the jury’s loss of services award which amounted to $280,000 of the total compensatory damages award. In May 2013, the court entered a final judgment that applied the jury’s comparative fault determinations and awarded plaintiff and the estate of the decedent $2,035,500 in compensatory damages ($265,500 from Lorillard Tobacco), plus the statutory rate of interest. Plaintiff and defendants have both appealed the final judgment to the Florida Second District Court of Appeal. Plaintiff also filed a motion for entitlement to trial attorneys’ fees and costs. As of February 6, 2015, the trial court had not ruled on this motion.

On May 23, 2014, plaintiff filed a motion with the Florida Second District Court of Appeal seeking attorneys’ fees in connection with the appeal to the Second District. As of February 6, 2015, the Florida Second District Court of Appeal had not ruled on this motion.

•	In Cohen v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff and the estate of the decedent a total of $2,055,050 in compensatory damages in May 2013. The jury apportioned 40% of the fault for the smoker’s injuries to the smoker, 30% to R.J. Reynolds, 20% to Lorillard Tobacco, and 10% to Liggett. The jury found that punitive damages were not warranted against any of the defendants. On May 6, 2013, the Court entered final judgment against defendants in the amount of $1,233,030 ($411,010 from Lorillard Tobacco) plus 4.75% annual interest. On July 10, 2013, the Court entered an order granting defendants’ motion for a new trial based on the plaintiff’s improper arguments during closing. This order effectively vacated the final judgment. Plaintiff and defendants have both appealed the order granting the motion for new trial to the Florida Fourth District Court of Appeal.

•	In LaMotte v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, First Judicial Circuit, Escambia County, Florida), the jury returned a verdict in favor of the defendants in May 2013. The Court entered final judgment in favor of the defendants in May 2013. Plaintiff has agreed to waive any post-trial or appellate review of the verdict and judgment, and defendants have agreed not to seek to recover costs or fees. This case is concluded.

•	In Ruffo v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida), the jury awarded plaintiff $1,500,000 in compensatory damages in May 2013. The jury apportioned 85% of the fault for the smoker’s injuries to the smoker, 12% to Philip Morris, and 3% to Lorillard Tobacco. Defendants’ post-trial motions challenging the verdict were denied. On October 4, 2013, the Court entered a final judgment against defendants that applied the jury’s comparative fault determinations and awarded plaintiff $225,000 in compensatory damages ($45,000 from Lorillard Tobacco) plus the statutory rate of interest. Defendants noticed an appeal from the final judgment to the Florida Third District Court of Appeal. On May 12, 2014, the trial court entered an order confirming that Lorillard Tobacco had satisfied the judgment awarding compensatory damages and post-judgment interest for an amount totaling $46,857. On May 9, 2014, the Florida Third District Court of Appeal entered an order recognizing Lorillard Tobacco’s voluntary dismissal of their appeal to the final judgment. On November 19, 2014 the Florida Third District Court of Appeal affirmed the final judgment as to Philip Morris. Plaintiff filed a motion with the trial court seeking entitlement to attorneys’ costs and fees. In April 2014, the trial court denied this motion. Plaintiff filed a notice of appeal to the Florida Third District Court of Appeal from the order denying attorneys’ fees and costs. On November 19, 2014, the Florida Third District Court of Appeal affirmed the trial court’s order denying attorneys’ fees and costs. This case is concluded.

•	In Gafney v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $5,800,000 in compensatory damages in September 2013. The jury apportioned 34% of the fault for the smoker’s injuries to the smoker, 33% to R.J. Reynolds, and 33% to Lorillard Tobacco. Lorillard, Inc. was also a defendant in this trial but damages and comparative fault were not assessed separately for Lorillard, Inc. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On September 26, 2013, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $3,828,000 in compensatory damages ($1,914,000 from Lorillard Tobacco), plus the statutory rate of interest. Defendants’ post-trial motions challenging the verdict were denied in November 2013. Defendants have noticed an appeal from the final judgment to the Florida Fourth District Court of Appeal. Plaintiff has filed a motion with the trial court seeking entitlement to attorneys’ fees and costs. As of February 6, 2015, the trial court had not ruled on this motion. On January 13, 2015, plaintiff filed a motion with the Florida Fourth District Court of Appeal seeking attorneys’ fees in connection with the appeal to the Fourth District. As of February 6, 2015, the Florida Fourth District Court of Appeal had not ruled on this motion.

•

In Jacobson v. R.J. Reynolds Tobacco Company, et al. (Federal Court, Southern District, Miami, Florida), the jury returned a verdict in favor of the defendants on October 29, 2013. The Court entered final judgment in favor of the defendants on October 30, 2013. Plaintiff filed a motion for new trial which was denied in January 2014. On February 10, 2014, the Court entered an order granting Lorillard’s motion for attorneys’ fees and costs. Lorillard has agreed not to enforce its right to fees and costs in exchange for plaintiff’s agreement not to pursue an appeal of the verdict. This case is concluded.

•	In Chamberlain v. R. J. Reynolds Tobacco Company, et al. (Federal Court, Middle District, Jacksonville, Florida) the jury returned a verdict in favor of the defendants on November 15, 2013. The Court entered final judgment in favor of the defendants on November 20, 2013. Plaintiff’s motion for new trial was denied on April 25, 2014. On June 27, 2014, plaintiff filed a notice of appeal from the final judgment with the Eleventh Circuit Court of Appeals. On December 3, 2014, the Eleventh Circuit Court of Appeals dismissed the appeal from the final judgment, ruling that the filing date was past the deadline to appeal.

•	In Burkhart v. R.J. Reynolds Tobacco Company, et al. (Federal Court, Middle District, Jacksonville, Florida), the jury awarded plaintiff a total of $5,000,000 in compensatory damages on May 15, 2014. The jury apportioned 50% of the fault for the smoker’s injuries to the smoker, 25% to R.J. Reynolds, 15% to Philip Morris, and 10% to Lorillard Tobacco. The jury awarded $500,000 in punitive damages from Lorillard Tobacco and $2,000,000 from the other defendants for a total punitive damages award of $2,500,000. The Court ruled that the jury’s finding on the plaintiff’s percentage of comparative fault would not be applied to reduce the compensatory damage award because the jury found in favor of the plaintiff on her claims alleging intentional conduct. On June 11, 2014, the Court entered a final judgment against defendants in the amount of $5,000,000 in compensatory damages, jointly and severally, and $2,500,000 ($500,000 from Lorillard Tobacco) in punitive damages, plus the statutory rate of interest. The Court denied defendants’ post-trial motions challenging the verdict. On October 10, 2014, defendants filed a notice of appeal from the final judgment with the Eleventh Circuit Court of Appeals. The final judgment also granted plaintiff entitlement to trial court costs, but as of February 6, 2015, the trial court had not awarded an amount. Plaintiff’s motion for attorneys’ fees and prevailing party costs was denied.

•	In Harris v. R.J. Reynolds Tobacco Company, et al. (Federal Court, Middle District, Jacksonville, Florida), on July 31, 2014, the jury found that one of the smoker’s alleged Engle qualifying diseases did not manifest prior to the cut-off period for membership in the Engle class, and that the smoker’s other alleged Engle qualifying disease was not caused by the smoker’s addiction to cigarettes containing nicotine. However, the jury awarded compensatory damages on plaintiff’s survival and wrongful death claims in the total amount of $1,726,650. The jury apportioned 60% of the fault for the smoker’s injuries to the smoker, 15% to Philip Morris, 15% to R.J. Reynolds, and 10% to Lorillard Tobacco, in connection with plaintiff’s survival claims. The jury apportioned 70% of the fault for the smoker’s injuries to the smoker, 10% to Philip Morris, 10% to R.J. Reynolds, and 10% to Lorillard Tobacco, in connection with plaintiff’s wrongful death claims. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On August 13, 2014, defendants filed a motion for entry of judgment in favor of all defendants, arguing that the jury’s findings establish that the smoker was not an Engle class member. On December 17, 2014, the Court denied defendants’ motion. On December 18, 2014, the Court entered final judgment, awarding $1,726,650 in compensatory damages in a lump sum against all defendants. The jury’s comparative fault determinations were not applied despite the jury’s finding in favor of the defendants on the claims alleging intentional conduct. On January 15, 2015, defendants filed additional post-trial motions challenging the verdict and the final judgment. Plaintiff does not oppose applying the jury’s comparative fault determinations to the final judgment. As of February 6, 2015, the Court had not ruled on these motions. On January 2, 2015 the plaintiff filed a motion for attorneys’ fees and costs, which defendants have opposed. As of February 6, 2015, the Court had not ruled on this motion.

•

In Irimi v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff a total of $3,123,437 in compensatory damages on August 28, 2014. The jury apportioned 70% of the fault for the smoker’s injuries to the smoker, 14.5% to Lorillard Tobacco, 14.5% to R.J. Reynolds, and 1% to Liggett. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. Defendants filed post-trial motions challenging the verdict and plaintiff filed a motion for a new trial on the issue of entitlement to punitive damages. On December 18, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $937,031 in compensatory damages ($452,898 from Lorillard Tobacco), plus the statutory rate of interest. On January 27,

2015, the Court entered an order granting defendants’ motion for a new trial based on improper jury selection procedures, which effectively vacates the final judgment. Plaintiff filed a motion for rehearing on February 4, 2015.

•	In Lourie v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Thirteenth Judicial Circuit, Hillsborough County, Florida), the jury awarded plaintiff and a son of the decedent a total of $1,371,549 in compensatory damages on October 10, 2014. The jury apportioned 63% of the fault for the smoker’s injuries to the smoker, 27% to Philip Morris, 7% to Lorillard Tobacco, and 3% to R.J. Reynolds. The jury found that punitive damages were not warranted against any of the defendants. The Court denied defendants’ post-trial motions challenging the verdict. On November 6, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded plaintiff and a son of the decedent a total of $507,473 in compensatory damages ($96,008 from Lorillard Tobacco), plus the statutory rate of interest. Defendants have noticed an appeal from the final judgment to the Florida Second District Court of Appeal. On November 10, 2014, plaintiff filed a motion for attorneys’ fees and costs. As of February 6, 2015, the Court had not ruled on this motion.

•	In Perrotto v. R.J. Reynolds Tobacco Company, et al. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $4,087,339 in compensatory damages on November 21, 2014. The jury apportioned 49% of the fault for the smoker’s injuries to the smoker, 25% to Philip Morris, 20% to R.J. Reynolds, 6% to Lorillard Tobacco, and 0% to Liggett. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On December 4, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $2,084,545 in compensatory damages ($245,240 from Lorillard Tobacco), plus the statutory rate of interest. Defendants have filed post-trial motions challenging the verdict, and the plaintiff has filed a post-trial motion seeking a new trial on entitlement to punitive damages. Plaintiff also filed a motion for attorneys’ fees and costs. As of February 6, 2015, the Court had not ruled on these motions. On December 31, 2014, the plaintiff filed a petition with the Florida Fourth District Court of Appeal seeking to disqualify the trial judge from further consideration of this case.

As of February 6, 2015, verdicts have been returned in 132 Engle Progeny trials since the Florida Supreme Court issued its 2006 ruling that permitted members of the Engle class to bring individual lawsuits in which neither Lorillard Tobacco nor Lorillard, Inc. was a defendant at trial. Juries awarded compensatory damages and punitive damages in 44 of the trials. In 43 of those 44 trials, the amount of punitive damages awarded has totaled approximately $862.1 million and ranged from $20,000 to $244 million. In July 2014, punitive damages of $23.6 billion were awarded in one of these cases. In that case, the Court granted in part a post-trial motion filed by the defendant and reduced the punitive damages to approximately $17 million. As of February 6, 2015, this award was subject to challenge through post-trial motions and the appellate process. In 36 of the trials, juries’ awards were limited to compensatory damages. In the 52 remaining trials, juries found in favor of the defendants. Post-trial motions challenging the verdicts in some cases and appeals from final judgments in some cases are pending before various Florida circuit and intermediate appellate courts. As of February 6, 2015, one verdict in favor of the defendants and four verdicts in favor of the plaintiff have been reversed on appeal and returned to the trial court for a new trial on all issues. In ten cases, the appellate courts have ruled that the issue of damages awarded must be revisited by the trial court. Motions for rehearing of these appellate court rulings are pending in some cases.

In June 2009, Florida amended the security requirements for a stay of execution of any judgment during the pendency of appeal in Engle Progeny Cases. The amended statute provides for the amount of security for individual Engle Progeny Cases to vary within prescribed limits based on the number of adverse judgments that are pending on appeal at a given time. The required security decreases as the number of appeals increases to ensure that the total security posted or deposited does not exceed $200 million in the aggregate. This amended statute applies to all judgments entered on or after June 16, 2009. The plaintiffs in some cases challenged the constitutionality of the amended statute. These motions were denied, withdrawn or declared moot. In January 2012, the Florida Supreme Court agreed to review one of the orders denying a challenge to the amended statute. In August 2012, the Florida Supreme Court dismissed the appeal as moot because the defendant had satisfied the judgment.

West Virginia Individual Personal Injury Cases

The West Virginia Individual Personal Injury Cases (the “IPIC Cases”) were brought by individuals who alleged cancer or other health effects caused by smoking cigarettes, smoking cigars, or using smokeless tobacco products. In September 2000, there were approximately 1,250 IPIC Cases, and Lorillard Tobacco was named in all but a few of them. Lorillard, Inc. was not a defendant in any of the IPIC Cases. Plaintiffs in most of the IPIC Cases alleged injuries from smoking cigarettes, and the claims alleging injury from smoking cigarettes were consolidated for a multi-phase trial. The order that consolidated those claims for trial limited the consolidation to cases that were filed by September 2000.

Approximately 645 IPIC Cases were dismissed in their entirety before trial. Lorillard Tobacco was dismissed from approximately 565 additional IPIC Cases because those plaintiffs did not submit evidence that they used a Lorillard Tobacco product. At the time the Phase I trial began, Lorillard Tobacco was a defendant in 31 of the then-pending IPIC Cases.

The first phase of the consolidated trial began April 15, 2013, and ended with a Phase I verdict returned by the jury on May 15, 2013. In its verdict, the jury found against plaintiffs on their claims for design defect, negligent design, failure to warn, intentional concealment and breach of express warranty. The jury found for plaintiffs on their claim that all ventilated filter cigarettes manufactured and sold by the defendants between 1964 and July 1, 1969 were defective because of a failure to instruct, but found that defendants’ conduct was not willful or wanton. In pleadings filed before trial, no plaintiff in an IPIC Case that was part of the Phase I trial claimed to have smoked a ventilated filter cigarette manufactured and sold by Lorillard Tobacco between 1964 and July 1, 1969.

On September 16, 2013, the court entered a judgment on the jury’s Phase I verdict and entered a separate order denying the parties’ post-trial motions. Plaintiffs filed a motion to alter or amend the judgment on September 24, 2013. In a telephone conference on October 7, 2013 (memorialized in an order entered October 28, 2013), the court informed the parties that, on its own authority, it was vacating the September 16, 2013 judgment and order. On October 28, 2013, the court entered a new judgment and order. The judgment recited that: 1) ventilated filter cigarettes the defendants manufactured and sold between 1964 and July 1, 1969, were found to be defective due to a failure to instruct consumers as to their use; 2) all other cigarettes manufactured and sold by defendants were not found to be defective; 3) defendants’ conduct did not justify an award of punitive damages; 4) the claims of the individual plaintiffs remain to be decided consistent with the Phase I verdict, and 5) there is no just reason for delay in permitting any appellate rights of the parties to be perfected as to the verdict rendered and this order. The order: 1) denied the parties’ post-trial motions; 2) entered final judgments against the plaintiffs in the approximately 645 IPIC Cases that were dismissed before trial; and 3) stated that those dismissal orders are now final and available for the proper application of the appellate process.

On November 26, 2013, plaintiffs filed a notice of appeal from the judgment and order in the Supreme Court of Appeals of West Virginia. The defendants did not file a separate notice of appeal. On April 2, 2014, plaintiffs perfected their appeal by filing their brief and appendix. Defendants filed their brief on June 16, 2014. Plaintiffs served their reply brief on July 2, 2014. On November 3, 2014, the West Virginia Supreme Court of Appeals issued a Memorandum Decision affirming the Phase I judgment and order. On November 26, 2014, the plaintiffs filed a petition for rehearing asking the Court to reconsider its ruling on one of the six grounds the plaintiffs had raised on appeal. The defendants filed their opposition on December 10, 2014. On January 8, 2015, the Supreme Court of Appeals refused the petition for rehearing, and on January 15, 2015, the Court issued its mandate.

On December 17, 2014, in response to a request from the Mass Litigation Panel, the defendants identified the 30 IPIC Cases that they believe could be eligible to proceed to a Phase II trial on causation and damages in the remaining failure to instruct claim. The defendants did not identify Lorillard as a defendant against which the plaintiffs in those cases could proceed in a Phase II trial. As stated above, none of the plaintiffs in the IPIC Cases included in the Phase I trial asserted that he or she smoked a Lorillard ventilated filter cigarette during the relevant time period.

The trial court severed from the consolidated proceedings those claims in the IPIC Cases that alleged injury from the use of tobacco products other than cigarettes, including smokeless tobacco and cigars (the “Severed IPIC Claims”). The Severed IPIC Claims involve 30 plaintiffs. Twenty-eight of these plaintiffs have asserted both claims alleging that their injuries were caused by smoking cigarettes as well as claims alleging that their injuries were caused by using other tobacco products. The former claims were included in the consolidated trial of the IPIC Cases, while the latter claims are included in the Severed IPIC Claims. Lorillard Tobacco is a defendant in seven of the Severed IPIC Claims.

Lorillard, Inc. is not a defendant in any of the Severed IPIC Claims. Two plaintiffs alleged only that their injuries were caused by using tobacco products other than cigarettes, and no part of their cases was included in the consolidated trial of the IPIC Cases (the “Severed IPIC Cases”). Neither Lorillard Tobacco nor Lorillard, Inc. is a defendant in the Severed IPIC Cases.

As of February 6, 2015, the Severed IPIC Claims and the Severed IPIC Cases were not subject to a trial plan. None of the Severed IPIC Claims or the Severed IPIC Cases was scheduled for trial as of February 6, 2015.

Flight Attendant Cases

Lorillard Tobacco and three other cigarette manufacturers are the defendants in each of the pending Flight Attendant Cases. Lorillard, Inc. is not a defendant in any of these cases. These suits were filed as a result of a settlement agreement by the parties, including Lorillard Tobacco, in Broin v. Philip Morris Companies, Inc., et al. (Circuit Court, Miami-Dade County, Florida, filed October 31, 1991), a class action brought on behalf of flight attendants claiming injury as a result of exposure to environmental tobacco smoke. The settlement agreement, among other things, permitted the plaintiff class members to file these individual suits. These individuals may not seek punitive damages for injuries that arose prior to January 15, 1997. The period for filing Flight Attendant Cases expired in 2000 and no additional cases in this category may be filed.

The judges who have presided over the cases that have been tried have relied upon an order entered in October 2000 by the Circuit Court of Miami-Dade County, Florida. The October 2000 order has been construed by these judges as holding that the flight attendants are not required to prove the substantive liability elements of their claims for negligence, strict liability and breach of implied warranty in order to recover damages. The court further ruled that the trials of these suits are to address whether the plaintiffs’ alleged injuries were caused by their exposure to environmental tobacco smoke and, if so, the amount of damages to be awarded.

Lorillard Tobacco was a defendant in each of the eight Flight Attendant Cases in which verdicts have been returned. Defendants have prevailed in seven of the eight trials. In one of the seven cases in which a defense verdict was returned, the court granted plaintiff’s motion for a new trial and, following appeal, the case has been returned to the trial court for a second trial. The six remaining cases in which defense verdicts were returned are concluded. In the single trial decided for the plaintiff, French v. Philip Morris Incorporated, et al., the jury awarded $5.5 million in damages. The court, however, reduced this award to $500,000. This verdict, as reduced by the trial court, was affirmed on appeal and the defendants have paid the award. Lorillard Tobacco’s share of the judgment in this matter, including interest, was approximately $60,000.

As of February 6, 2015, one of the Flight Attendant Cases was scheduled for trial. Trial dates are subject to change.

Class Action Cases

Lorillard Tobacco but not Lorillard Inc. is a defendant in the one pending Class Action Case, in which plaintiffs seek class certification on behalf of groups of cigarette smokers, or the estates of deceased cigarette smokers, who reside in West Virginia. There has been no substantive activity in this case since February 2001.

Cigarette manufacturers, including Lorillard Tobacco, have defeated motions for class certification in a number of cases. Motions for class certification have also been ruled upon in some of the “lights” cases or in other class actions to which neither Lorillard Tobacco nor Lorillard, Inc. was a party. In some of these cases, courts have denied class certification to the plaintiffs, while classes have been certified in other matters. On December 17, 2013, in Caronia, et al. v. Philip Morris USA, the New York Court of Appeals, answering a question certified to it by the United States Court of Appeals for the Second Circuit, held that current or former smokers that have not been diagnosed with a smoking-related disease could not pursue an independent cause of action for medical monitoring under New York law.

“Lights” Class Action Cases. Neither Lorillard Tobacco nor Lorillard, Inc. is a defendant in the approximately 16 Class Action Cases in which plaintiffs’ claims are based on the allegedly fraudulent marketing of “light” or “ultralight” cigarettes. Classes have been certified in some of these cases. In one of these cases, Craft v. Philip Morris USA (Circuit Court, City of St. Louis, Missouri, filed February 29, 2000), trial began in September 2011. In November 2011, the court ordered a mistrial when the jury was unable to reach a verdict. The retrial of this case commenced January 8, 2014, but was postponed until February 22, 2015. In another of the “lights” Class Action Cases, Good v. Altria Group, Inc., et al., the U.S. Supreme Court ruled in December 2008 that neither the Federal Cigarette Labeling and

Advertising Act nor the Federal Trade Commission’s regulation of cigarettes’ tar and nicotine disclosures preempts (or bars) some of plaintiffs’ claims. In 2009, the Judicial Panel on Multidistrict Litigation consolidated various federal court “lights” Class Action Cases pending against Philip Morris USA or Altria Group and transferred those cases to the U.S. District Court of Maine (the “MDL cases”). The court denied plaintiffs’ motion for class certification filed in four of the MDL Cases, and a federal appellate court declined to review the class certification order. Following the appellate court’s ruling, plaintiffs dismissed thirteen of the MDL Cases, including Good v. Altria Group, Inc., et al. In April, 2012, the Judicial Panel on Multidistrict Litigation entered an order transferring the four MDL cases that remained pending to the courts in which each originated. These four cases have since been dismissed. On September 23, 2013, in the “Lights” Class Action Case Brown v. The American Tobacco Company, Inc., et al. (Superior Court, San Diego County, California), the Court issued a Statement of Decision that granted judgment in favor of the defendant. The Court held that the defendant misrepresented the health benefits of its “light” cigarette but that plaintiffs were not entitled to restitution or injunctive relief. Final judgment was entered in favor of the defendant on October 15, 2013. In December 2013, plaintiffs filed a notice of appeal of the final judgment, and the appeal remains pending. On April 29, 2014, in the “lights” Class Action Case Price, et al v. Philip Morris Incorporated (Circuit Court, Madison County, Illinois), the Fifth Judicial District of the Appellate Court of Illinois reversed the trial court’s denial of plaintiffs’ petition for relief from judgment and reinstated a 2003 verdict awarding damages. The defendant in this case filed a petition for leave to appeal in the Supreme Court of Illinois and on September 24, 2014, the Illinois Supreme Court agreed to hear the appeal.

Reimbursement Cases

U.S. Government Case. In August 2006, the U.S. District Court for the District of Columbia issued its final judgment and remedial order in the federal government’s reimbursement suit, United States of America v. Philip Morris USA, Inc., et al. (U.S. District Court, District of Columbia, filed September 22, 1999). The final judgment and remedial order concluded a bench trial that began in September 2004. Lorillard Tobacco, other cigarette manufacturers, two parent companies and two trade associations were defendants in this action during trial. Lorillard, Inc. is not a party to this case.

In its 2006 final judgment and remedial order, the court determined that the defendants, including Lorillard Tobacco, violated certain provisions of the RICO statute, that there was a likelihood of present and future RICO violations, and that equitable relief was warranted. The government was not awarded monetary damages. The equitable relief included permanent injunctions that prohibit the defendants, including Lorillard Tobacco, from engaging in any act of racketeering, as defined under RICO; from making any material false or deceptive statements concerning cigarettes; from making any express or implied statement about health on cigarette packaging or promotional materials (these prohibitions include a ban on using such descriptors as “low tar,” “light,” “ultra- light,” “mild” or “natural”); from making any statements that “low tar,” “light,” “ultra-light,” “mild” or “natural” or low-nicotine cigarettes may result in a reduced risk of disease; and from participating in the management or control of certain entities or their successors. The final judgment and remedial order also requires the defendants, including Lorillard Tobacco, to make corrective statements on their websites, in certain media, in point-of-sale advertisements, and on cigarette package “onserts” concerning: the health effects of smoking; the addictiveness of smoking; that there are no significant health benefits to be gained by smoking “low tar,” “light,” “ultra-light,” “mild” or “natural” cigarettes; that cigarette design has been manipulated to ensure optimum nicotine delivery to smokers; and that there are adverse effects from exposure to secondhand smoke. Lorillard Tobacco accrued estimated costs of approximately $20 million in the first quarter of 2013 to comply with the final judgment and remedial order, which was recorded as a charge to selling, general and administrative expenses in 2013. The final judgment and remedial order also requires defendants, including Lorillard Tobacco, to make disclosures of disaggregated marketing data to the government, and to make document disclosures on a website and in a physical depository. The final judgment and remedial order prohibits each defendant that manufactures cigarettes, including Lorillard Tobacco, from selling any of its cigarette brands or certain elements of its business unless certain conditions are met.

The final judgment and remedial order has not yet been fully implemented. Following trial, the final judgment and remedial order was stayed because the defendants, the government and several intervenors noticed appeals to the U.S. Court of Appeals for the District of Columbia Circuit. In May 2009, a three judge panel upheld substantially all of the District Court’s final judgment and remedial order. In September 2009, the Court of Appeals denied defendants’ rehearing petitions as well as their motion to vacate those statements in the appellate ruling that address defendants’ marketing of “low tar” or “lights” cigarettes, to vacate those parts of the trial court’s judgment on that issue, and to remand the case with instructions to deny as moot the government’s allegations and requested relief regarding “lights” cigarettes. In June 2010, the U.S. Supreme Court denied all parties’ petitions for writ of certiorari. The case was returned to the trial court for implementation of the Court of Appeals’ directions in its 2009 ruling and for entry of an amended final judgment. On November 27, 2012, the court entered an order prescribing the language the defendants must include in the corrective statements defendants are to make on their websites and through other media. The court directed the parties to engage in discussions to implement the publication of those statements. On January 25, 2013, defendants appealed the court’s November 27, 2012 order to the U.S. Court of Appeals for the District of Columbia Circuit. On February 25, 2013, the Court of Appeals granted defendants’ unopposed motion to hold the appeal in abeyance pending the district court’s resolution of the issues regarding the implementation of the corrective statements. On January 10, 2014, the parties filed a joint motion requesting that the district court enter a consent order addressing the implementation of the corrective statements remedy. The district court permitted amicus briefs on the implementation issue to be filed by newspapers, broadcasters, and other entities interested in the manner in which the corrective statements would be implemented. On June 2, 2014, the district court entered a consent order implementing the corrective statements remedy. On June 25, 2014, defendants filed a notice of appeal from the June 2, 2014 order. The Court of Appeals lifted its stay of the 2013 appeal and consolidated the two appeals. Defendants’ opening brief in the consolidated appeal was filed on September 29, 2014. The Washington Legal Foundation filed an amicus curiae brief in support of defendants’ position on October 6, 2014. The government filed its brief on December 1, 2014, and the intervenors filed their brief on December 8, 2014. Also on December 8, 2014, the Tobacco Control Legal Consortium filed an amicus curiae brief in support of the plaintiffs’ position. Defendants’ reply brief was filed on January 7, 2015. The appeal is set for oral argument on February 23, 2015. Under the terms of the June 2, 2014 order, implementation of the corrective statements remedy will not begin until this appeal has been resolved.

The June 2, 2014 order did not resolve outstanding issues as to whether corrective statements must be posted in retail point-of-sale displays. The parties, as well as two retailer trade groups, filed simultaneous supplemental briefs on that issue in the district court on June 4, 2014. Their simultaneous response briefs were filed on June 18, 2014. As of February 6, 2015, the district court had not entered an amended final judgment regarding the point-of-sale displays.

While trial was underway, the Court of Appeals ruled that plaintiff may not seek to recover profits earned by the defendants. Prior to trial, the government had asserted that it was entitled to approximately $280 billion from the defendants for its claim to recover profits earned by the defendants. The U.S. Supreme Court declined to address the decisions dismissing recovery of profits when it denied review of the government’s and the intervenors’ petitions in June 2010, which effectively disposed of the claim to recover profits in this case.

Settlement of State Reimbursement Litigation. On November 23, 1998, Lorillard Tobacco, Philip Morris Incorporated, Brown & Williamson Tobacco Corporation and R.J. Reynolds Tobacco Company (the “Original Participating Manufacturers”) entered into the Master Settlement Agreement (“MSA”) with 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Commonwealth of the Northern Mariana Islands to settle the asserted and unasserted health care cost recovery and certain other claims of those states. These settling entities are generally referred to as the “Settling States.” The Original Participating Manufacturers had previously settled similar claims brought by Mississippi, Florida, Texas and Minnesota, which together with the MSA are referred to as the “State Settlement Agreements.”

The State Settlement Agreements provide that the agreements are not admissions, concessions or evidence of any liability or wrongdoing on the part of any party, and were entered into by the Original Participating Manufacturers to avoid the further expense, inconvenience, burden and uncertainty of litigation. Lorillard recorded charges for its obligations under the State Settlement Agreements of $1.358 billion, $1.241 billion and $1.379 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Lorillard’s portion of ongoing adjusted settlement payments and legal fees is based on its share of domestic cigarette shipments in the year preceding that in which the payment is due. Accordingly, Lorillard records its portions of ongoing adjusted settlement payments as part of cost of manufactured products sold as the related sales occur.

The State Settlement Agreements require that the domestic tobacco industry make annual payments of $10.4 billion, subject to adjustment for several factors, including inflation, market share and industry volume. In addition, the domestic tobacco industry is required to pay settling plaintiffs’ attorneys’ fees, subject to an annual cap of $500 million, and was required to pay an additional amount of up to

$125 million in each year through 2008. These payment obligations are the several and not joint obligations of each settling defendant. The State Settlement Agreements also include provisions relating to significant advertising and marketing restrictions, public disclosure of certain industry documents, limitations on challenges to tobacco control and underage use laws, and other provisions.

Lorillard Tobacco, the other Original Participating Manufacturers and other subsequent participating manufacturers (collectively, the “Participating Manufacturers”) are seeking from the Settling States an adjustment in the amount of payments for 2003 and subsequent years pursuant to a provision in the MSA that permits such adjustment if it is determined that the MSA was a significant factor in their loss of market share to companies not participating in the MSA and that the Settling States failed to diligently enforce certain statutes passed in connection with the MSA. If the Participating Manufacturers are ultimately successful, any recovery would be in the form of reimbursement of proceeds already paid or as a credit against future payments by the Participating Manufacturers.

On December 17, 2012, the Participating Manufacturers, including Lorillard Tobacco, agreed to settle with 17 states and the District of Columbia and Puerto Rico disputes under the MSA involving payment adjustments relating to nonparticipating manufacturers. The Participating Manufacturers presented the settlement to the arbitration panel responsible for adjudicating the 2003 non-participating manufacturer (“NPM”) adjustment dispute with a request that the panel enter it as a partial settlement and award. On March 12, 2013, the arbitration panel issued a Stipulated Partial Settlement and Award that directed the Independent Auditor under the MSA to implement the settlement provisions involved, thereby allowing the settlement to proceed. Since the panel’s ruling, one additional state joined the settlement on April 12, 2013, two additional states joined the settlement on May 24, 2013, one additional state joined the settlement on June 10, 2014 and one additional state joined the settlement on June 26, 2014.

The settlement resolves the claims for the years 2003 through 2012 and puts in place a new method for calculating this adjustment beginning in 2013. Under the terms of the settlement, Lorillard Tobacco and other Participating Manufacturers will receive credits against their future MSA payments over six years, and the signatory states will be entitled to receive their allocable share of the amounts currently being held in escrow resulting from these disputes. Lorillard Tobacco currently expects to receive credits over six years of approximately $254 million on its outstanding claims, with $165 million having occurred in April 2013, $36 million in April 2014 (including $14 million received in April 2014 related to the 2003 NPM Adjustment award from the two states that joined the settlement in June 2014), and approximately $53 million over the following five years. The estimate is subject to change depending upon a number of factors included in the calculation of the credit.

Based on the terms of the settlement, during the first quarter of 2013 Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $165 million and reduced its April 15, 2013 MSA Annual Payment by the same amount. The reduction was partially offset by an increase of $21 million in the State Settlements liability and expense related to the industry Volume Adjustment Offset associated with the increase in the industry aggregate operating income under the agreements with the previously settled states. During the second quarter of 2013, Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $12 million as a result of the two additional states joining the settlement. The reduction was partially offset by an increase of $1 million in the State Settlements liability and expense related to the industry Volume Adjustment Offset associated with the increase in the industry aggregate operating income under agreements with the previously settled states. During the second quarter of 2014 Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $14 million as a result of the two additional states joining the settlement.

Lorillard Tobacco will continue to pursue these claims against those states that have not settled. Fourteen states that have not joined the settlement have taken action in state court to prevent the settlement from proceeding or to seek other relief related to the settlement. As of February 6, 2015, claims in eight states remained pending as three states withdrew their opposition; one state’s challenge was denied and not appealed; and, as noted above, two additional states joined the settlement and indefinitely stayed their challenges. Two of the states also unsuccessfully sought to preliminarily enjoin the implementation of the settlement. There is no assurance that such attempts will be resolved favorably to the Company.

On September 11, 2013, the arbitration panel responsible for adjudicating the 2003 NPM adjustment dispute issued a determination that six states failed to diligently enforce escrow provisions applicable to non-participating manufacturers. The six non-diligent states included Indiana, Kentucky, Missouri,

New Mexico, Maryland, and Pennsylvania. Nine other states that did not participate in the settlement were considered by the arbitration panel because the OPMs contested the states’ diligence as well. The arbitration panel found those nine states diligent. As a result of the panel’s ruling, the OPMs are entitled to receive $458 million, plus interest and earnings, with Lorillard Tobacco’s share of the principal amount totaling $47 million. The six non-diligent states filed motions in their state courts to vacate the arbitration panel’s non-diligence findings, although two of the states subsequently joined the settlement and agreed to indefinitely stay their challenges. On March 31, 2014, the MSA Independent Auditor issued final calculations for the April 2014 MSA payments that implement the 2003 NPM Adjustment in that fashion.

On April 10, 2014, the MSA court in Pennsylvania issued its rulings on that state’s motion to vacate the arbitration panel’s rulings with respect to that state. The court upheld the arbitration panel’s non-diligence finding for that state. However, the court also ruled that the states that signed the settlement and had been contested in the 2003 NPM Adjustment arbitration would be deemed non-diligent for purposes of calculating that state’s share of the 2003 NPM Adjustment. The OPMs appealed this ruling. The MSA Independent Auditor on April 14, 2014 issued revised final calculations for the April 2014 MSA payments that implement the Pennsylvania court’s ruling. The ruling was reflected as an increase of $12 million in Lorillard Tobacco’s April 15, 2014 MSA payment, and resulted in an increase to Lorillard Tobacco’s State Settlement liability and expense of $9 million.

On May 2, 2014, the MSA court in Missouri issued a ruling similar to Pennsylvania, which the OPMs appealed. On June 23, 2014, the MSA Independent Auditor issued revised final calculations for the April 2014 MSA payments that implement the Missouri ruling. The ruling was reflected as an increase in Lorillard Tobacco’s State Settlements liability and expense of $4 million during the second quarter of 2014.

On July 22, 2014, the MSA Independent Auditor issued revised final calculations for the April 2014 MSA payments requiring payment of a portion of the DPA earnings to the states that did not settle, which Lorillard has disputed and paid $2 million into the DPA pending its resolution.

On July 23, the MSA court in Maryland issued a ruling that denied Maryland’s motions to vacate the settlement and the arbitration panel’s non-diligent determination against Maryland for the 2003 NPM Adjustment. Maryland has appealed the ruling.

Based on the terms of the award, and subsequent events, Lorillard Tobacco recorded in 2014 a reduction in its State Settlements liability and expense of $34 million and recorded $5 million as an increase to investment income related to interest earned on the proceeds from the 2003 NPM Adjustment award, including funds paid into and released from the Disputed Payments Account (“DPA”). The reduction was partially offset by an increase of $6 million in the State Settlements liability and expense related to the industry Volume Adjustment Offset associated with the increase in the industry aggregate operating income under the agreements with the previously settled states.

From time to time, lawsuits have been brought against Lorillard Tobacco and other participating manufacturers to the MSA, or against one or more of the Settling States, challenging the validity of the MSA on certain grounds, including as a violation of the antitrust laws.

In addition, in connection with the MSA, the Original Participating Manufacturers entered into an agreement to establish a $5.2 billion trust fund payable between 1999 and 2010 to compensate the tobacco growing communities in 14 states (the “Trust”). Payments to the Trust ended in 2005 as a result of an assessment imposed under a federal law, enacted in 2004, repealing the federal supply management program for tobacco growers. Under the law, tobacco quota holders and growers were compensated over 10 years with payments totaling $10.1 billion, funded by an assessment on tobacco manufacturers and importers. Payments under the law to qualifying tobacco quota holders and growers commenced in 2005 and are now complete. Lorillard Tobacco’s final payment was made on September 30, 2014. Lorillard recorded pretax charges for its obligations under the law of $92 million, $120 million and $118 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Lorillard believes that the State Settlement Agreements will materially adversely affect its cash flows and operating income in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in domestic cigarette sales in the premium price and discount price segments, Lorillard’s share of the domestic premium price and discount price cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to significant payment obligations under the State Settlement Agreements.

Filter Cases

In addition to the above, claims have been brought against Lorillard Tobacco and Lorillard, Inc. by individuals who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. As of February 6, 2015, Lorillard Tobacco was a defendant in 61 Filter Cases. Lorillard, Inc. was a defendant in three Filter Cases, including two that also name Lorillard Tobacco. Since January 1, 2012, Lorillard Tobacco has paid, or has reached agreement to pay, a total of approximately $38.1 million in settlements to finally resolve 147 claims. Since January 1, 2012, verdicts have been returned in the following three Filter Cases: McGuire v. Lorillard Tobacco Company and Hollingsworth & Vose Company, tried in the Circuit Court, Division Four, of Jefferson County, Kentucky; Couscouris v. Hatch Grinding Wheels, et al., tried in the Superior Court of the State of California, Los Angeles; and DeLisle v. A.W. Chesterton Company, et al., tried in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida. Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material. In McGuire v. Lorillard Tobacco Company and Hollingsworth & Vose Company, tried in the Circuit Court, Division Four, of Jefferson County, Kentucky in 2012, the Kentucky Supreme Court is still considering plaintiff’s motion for discretionary review. The jury in the McGuire case returned a verdict for Lorillard Tobacco and Hollingsworth & Vose, and the Court entered final judgment in May 2012. On February 14, 2014, the Kentucky Court of Appeals affirmed the final judgment in favor of Lorillard Tobacco and Hollingsworth & Vose and on April 3, 2014, the Court of Appeals denied plaintiff’s petition for rehearing. On May 2, 2014, plaintiff moved for discretionary review in the Kentucky Supreme Court. Lorillard Tobacco filed its responsive brief on May 30, 2014. On October 4, 2012, the jury in the Couscouris case returned a verdict for Lorillard Tobacco and Hollingsworth & Vose, and the court entered final judgment on November 1, 2012. On June 17, 2013, the California Court of Appeal for the Second Appellate District entered an order dismissing the appeal of the final judgment pursuant to plaintiffs’ request, but plaintiffs’ appeal of the cost judgment remained pending. However, plaintiffs abandoned their appeal on June 2, 2014, and on June 4, 2014, the appeal was dismissed. On September 13, 2013, the jury in the DeLisle case found in favor of the plaintiffs as to their claims for negligence and strict liability, and awarded $8 million. Lorillard Tobacco is responsible for 44%, or $3.52 million. Judgment was entered on November 6, 2013. Lorillard Tobacco filed its notice of appeal on November 18, 2013. Lorillard Tobacco filed its initial brief on January 6, 2015. As of February 6, 2015, 23 Filter Cases were scheduled for trial or have been placed on courts’ trial calendars. Trial dates are subject to change.

Tobacco-Related Antitrust Cases

Indirect Purchaser Suits

Approximately 30 antitrust suits were filed in 2000 and 2001 on behalf of putative classes of consumers in various state and federal courts against cigarette manufacturers. The suits all alleged that the defendants entered into agreements to fix the wholesale prices of cigarettes in violation of state antitrust laws which permit indirect purchasers, such as retailers and consumers, to sue under price fixing or consumer fraud statutes. More than 20 states permit such suits. Lorillard Tobacco was a defendant in all but one of these indirect purchaser cases. Lorillard, Inc. was not named as a defendant in any of these cases. Four indirect purchaser suits, in New York, Florida, New Mexico and Michigan, thereafter were dismissed by courts in those states. All other actions, except for a state court action in Kansas, were either voluntarily dismissed or dismissed by the courts.

In the Kansas case, the District Court of Seward County certified a class of Kansas indirect purchasers in 2002. In November 2010, defendants filed a motion for summary judgment, and plaintiffs filed a cross motion for summary judgment in July 2011. In March 2012, the District Court of Seward County granted the defendants’ motions for summary judgment dismissing the Kansas suit. Plaintiff’s motion for reconsideration was denied. On July 18, 2012, plaintiff filed a notice of appeal to the Court of Appeals for the State of Kansas. Briefing on plaintiff’s appeal was completed and argument in the Court of Appeals was held on December 11, 2013. On July 18, 2014, the Court of Appeals affirmed the dismissal of the suit. The plaintiffs filed a petition for review by the Kansas Supreme Court on August 18, 2014. Defendants filed a response on August 29, 2014, and plaintiffs filed their reply brief on September 11, 2014.

Defenses

Each of Lorillard Tobacco and Lorillard, Inc. believes that it has valid defenses to the cases pending against it as well as valid bases for appeal should any adverse verdicts be returned against either of them. While Lorillard Tobacco and Lorillard, Inc. intend to defend vigorously all litigation, it is not possible to predict the outcome of any of this litigation. Litigation is subject to many uncertainties. Plaintiffs have prevailed in several cases, as noted above. It is possible that one or more of the pending actions could be decided unfavorably as to Lorillard Tobacco, Lorillard, Inc. or the other defendants. Lorillard Tobacco and Lorillard, Inc. may enter into discussions in an attempt to settle particular cases if either believe it is appropriate to do so.

Neither Lorillard Tobacco nor Lorillard, Inc. can predict the outcome of pending litigation. Some plaintiffs have been awarded damages from cigarette manufacturers at trial. While some of these awards have been overturned or reduced, other damages awards have been paid after the manufacturers have exhausted their appeals. These awards and other litigation activities against cigarette manufacturers continue to receive media attention. In addition, health issues related to tobacco products also continue to receive media attention. It is possible, for example, that the 2006 verdict in United States of America v. Philip Morris USA, Inc., et al., which made many adverse findings regarding the conduct of the defendants, including Lorillard Tobacco, could form the basis of allegations by other plaintiffs or additional judicial findings against cigarette manufacturers. Any such developments could have an adverse effect on the ability of Lorillard Tobacco or Lorillard, Inc. to prevail in smoking and health litigation and could influence the filing of new suits against Lorillard Tobacco or Lorillard, Inc. Lorillard Tobacco and Lorillard, Inc. also cannot predict the type or extent of litigation that could be brought against either of them, or against other cigarette manufacturers, in the future.

Indemnification Obligations

In connection with the Separation, Lorillard entered into a separation agreement with Loews (the “Separation Agreement”) and agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation for defense), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’s ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the Separation (including with respect to any product liability claims).

Loews is a defendant in three pending product liability cases, each of which are purported Class Action Cases. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases.

Electronic Cigarette Matters

Lorillard, Inc.‘s wholly owned subsidiaries—LOEC and Cygnet sell electronic cigarettes primarily in the United States and United Kingdom, respectively. From time to time, LOEC and Cygnet may be subject to legal actions, proceedings and claims arising out of the sale, distribution, manufacture, development, advertising, marketing and/or claimed health effects of electronic cigarettes. Adverse outcomes in these matters could have a material adverse effect on the results of operations and financial condition of the electronic cigarettes business.

On April 7, 2014, LOEC filed a complaint for declaratory judgment of trademark non-infringement against Zippmark, Inc. and certain affiliated entities (“Zippo”) in the United States District Court for the Central District of California. The lawsuit was predicated by Zippo’s decision to file oppositions with the United States Patent and Trademark Office’s Trademark Trial and Appeal Board against LOEC’s applications to register certain trademarks for “blu” and allegations that LOEC infringed several of Zippo’s registered trademarks. On May 19, 2014, Zippo filed an answer and counterclaim for trademark infringement. On June 12, 2014, LOEC filed its answer to Zippo’s counterclaim and filed its own counterclaim seeking to cancel certain Zippo trademarks based on descriptiveness and for false/fraudulent registration. On July 8, 2014, Zippo responded to LOEC’s counterclaim and included a counterclaim in reply seeking to cancel LOEC’s registered mark for “blu eCigs.” LOEC responded thereafter denying the asserted claims. In January 2015, the parties agreed to extend the time for discovery. Court-ordered mediation is currently scheduled to take place on March 17, 2015. The trial date is scheduled for April 21, 2015.

In August 2014, Cygnet UK Trading Limited d/b/a blu eCigs (UK) (“Cygnet”) filed for an injunction and declarations with the High Court of Justice in London, England to protect the blu eCigs trademarks in the United Kingdom and throughout the rest of Europe. The injunction seeks to restrain Zippo from threatening Cygnet and others with proceedings in the UK for alleged infringements of Zippo’s trademarks, and the declarations seek to validate Cygnet’s rights to market and sell its products throughout Europe under the blu eCigs brands. Zippo responded to the complaint in October denying that it had threatened Cygnet with Zippo’s trademark infringement proceedings or, alternatively, that if it had threatened Cygnet, that those threats were justified; Zippo also opposed Cygnet’s declaration of non-infringement and brought a counterclaim against Cygnet for infringement of Zippo’s trademarks. In November, Cygnet defended its counterclaim stating that its use of its blu eCigs trademarks did not infringe Zippo’s trademarks on the basis that the trademarks are not identical or similar and that the goods in relation to which they are used are not identical or similar. At the same time, Cygnet also brought a counterclaim against Zippo to revoke Zippo’s trademarks for non-use and to invalidate the Zippo’s trademarks in light of their descriptive and/or deceptive nature. Zippo defended the counterclaim in December stating its trademarks had been put to use and denying that the trademarks were either descriptive or deceptive. The pleadings in this matter are now closed, and the parties have been requested by the Court to prepare cost budgets and agree the scope of disclosure to be provided by the parties.

LOEC is also a party to three (3) patent infringement lawsuits brought by Ruyan Investment (Holdings) Limited and its successor company, Fontem Ventures B.V. (“Fontem”) in the United States District Court for the Central District of California, regarding a series of patents owned by Fontem related to electronic cigarette technology. More specifically, Fontem asserts that LOEC is infringing the Fontem patents by making, using, importing, offering to sell, and/or selling its electronic cigarettes and related products. The first case, filed on June 22, 2012, is currently stayed pending proceedings before the United States Patent and Trademark Office. On December 24, 2014, the Office issued a final decision invalidating most of the claims of that Fontem patent. Fontem also filed a case in March 2014 and subsequently amended its Complaint in that matter in April 2014 asserting claims associated with a patent not previously identified. The parties have filed several joint stipulations for continuances and such continuances remain in effect as of January 28, 2015. Fontem also filed two additional cases against LOEC on new patents, all of which are related to the earlier lawsuits and have a common inventor. The first was filed on October 21, 2014, and later amended on November 25, 2014, and asserts infringement of two new patents. The second was filed on December 2, 2014, and amended on December 16, 2014, also includes two new patents. These two cases have not yet been served on LOEC. The Court consolidated these two new cases and held a scheduling conference on January 22, 2015.

Each of LOEC and Cygnet believes that it has valid claims and defenses in the pending cases as well as valid bases for appeal should any adverse verdicts be returned against either of them. It is not possible to predict the outcome of any of this litigation, which is subject to many uncertainties. It is possible that one or more of the pending actions could be decided unfavorably as to LOEC, Cygnet or other defendants. LOEC and Cygnet may enter into discussions in an attempt to settle particular cases if either believe it is appropriate to do so. LOEC and Cygnet cannot predict the type or extent of legal actions, proceedings and claims that could be brought against either of them or against other electronic cigarette manufacturers in the future.

Other Litigation

Lorillard is also party to other litigation arising in the ordinary course of business. The outcome of this other litigation will not, in the opinion of management, materially affect Lorillard’s results of operations or equity.

24.	Merger Agreement and Merger-Related Litigation

Merger Agreement with Reynolds American Inc.

On July 15, 2014, the Company, Reynolds American Inc., a North Carolina corporation (“RAI”), and Lantern Acquisition Co., a Delaware corporation and a wholly owned subsidiary of RAI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of RAI. At the effective time of the Merger, each share of Company common stock (other than treasury stock held by the Company or owned by a subsidiary of the Company, RAI or Merger Sub and shares owned by shareholders of the Company who have properly made and not withdrawn a demand for appraisal rights) will be converted into the right to receive a unit consisting of (i) $50.50 per share in cash and (ii) 0.2909 fully paid and non-assessable shares of common stock of RAI. On January 28, 2015, the Company’s shareholders adopted the Merger Agreement, and RAI’s shareholders approved the issuance of RAI common stock in the Merger. The transaction remains subject to regulatory approval and the additional customary closing conditions contained in the Merger Agreement. Although no assurance can be given if and when the transaction will be completed because it remains subject to regulatory approval and other customary closing conditions, the transaction is expected to close in the first half of 2015.

In connection with the Merger Agreement, on July 15, 2014, RAI and Lignum-2, L.L.C., a wholly owned subsidiary of Imperial Tobacco Group PLC (“Imperial”), which subsequently changed its name to ITG Brands, LLC (“Imperial Sub”), entered into an asset purchase agreement, pursuant to which Imperial Sub has agreed to purchase, immediately following the completion of the Merger, the Kool, Salem, Winston, Maverick and blu eCigs brands and certain other assets for a total consideration of $7.1 billion in cash (subject to certain adjustments). Also, on July 15, 2014, in connection with the asset purchase, the Company and Imperial Sub entered into a Transfer Agreement, pursuant to which Imperial Sub agreed to acquire certain assets owned by the Company, including its manufacturing and R&D facilities in Greensboro, N.C., and approximately 2,900 employees. On January 28, 2015, the shareholders of Imperial approved the asset purchase.

Merger-Related Litigation

The Company, the members of the Company’s board of directors, RAI and British American Tobacco p.l.c. have been named as defendants in putative class action lawsuits brought in the Delaware Court of Chancery by shareholders of the Company challenging the proposed merger with RAI (the “Delaware Actions”). The complaints generally allege, among other things, that the members of the Company’s board of directors breached their fiduciary duties to shareholders of the Company by authorizing the proposed merger of the Company with RAI. The complaints also allege that RAI and BAT aided and abetted the breaches of fiduciary duty allegedly committed by the members of the Company’s board of directors. On November 25, 2014, the court granted a motion for consolidation of the lawsuits into a single action captioned In re Lorillard, Inc. Stockholders Litigation, C.A. No. 9904-CB and appointment of lead plaintiffs and lead counsel. On December 11, 2014, lead plaintiffs filed a motion for a preliminary injunction and a motion to expedite. Plaintiffs filed their opening brief in support of their motion for a preliminary injunction on January 9, 2015.

The Company and RAI believe that these lawsuits are without merit; however, to eliminate the burden, expense and uncertainties inherent in such litigation, on January 15, 2015, the defendants entered into a memorandum of understanding (the “Memorandum of Understanding”) regarding the settlement of the Delaware Actions. The Memorandum of Understanding outlines the terms of the parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Delaware Actions. In consideration for such settlement and release, the parties to the Delaware Actions agreed, among other things, that the Company and RAI would make certain supplemental disclosures to their joint proxy statement/prospectus dated December 22, 2014, all of which are set forth in a subsequent filing. The Memorandum of Understanding contemplates that the parties will negotiate in good faith to agree upon a stipulation of settlement to be submitted to the court for approval as soon as practicable. The stipulation of settlement will be subject to customary conditions, including approval by the court, which will consider the fairness, reasonableness and adequacy of such settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, or if the transactions contemplated by the Merger Agreement are not consummated for any reason, the proposed settlement will be of no force and effect. The outcome of this litigation will not, in the opinion of management, materially affect Lorillard’s results of operations or equity.

Part B: Historical financial information of the Lorillard Group for the period from 1 January 2015 to 11 June 2015

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(In millions, except share and per share data)	June 11, 2015
ASSETS:
Cash and cash equivalents	$1,065
Short-term investments	347
Accounts receivable	10
Other receivables	35
Inventories	378
Deferred income taxes	337
Other current assets	164

Total current assets	2,336
Plant and equipment, net	289
Goodwill	100
Intangible assets, net	58
Long-term investments	132
Deferred income taxes	121
Other assets	90

Total assets	$3,126

LIABILITIES AND SHAREHOLDERS’ DEFICIT:
Accounts payable	$22
Accrued liabilities	357
Settlement costs	738
Income taxes	20

Total current liabilities	1,137
Long-term debt	3,557
Postretirement, pension, medical and life insurance benefits	426
Other liabilities	80

Total liabilities	5,200

Commitments and contingent liabilities
Shareholders’ Deficit:
Preferred stock, $0.01 par value, authorized 10 million shares	—
Common stock:
Authorized – 600 million shares; par value - $0.01 per share
Issued – 383 million shares (outstanding 360 million)	4
Additional paid-in capital	300
Accumulated deficit	(1,083)
Accumulated other comprehensive loss	(225)
Treasury stock, at cost 23 million shares	(1,070)

Total shareholders’ deficit	(2,074)

Total liabilities and shareholders’ deficit	$3,126

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

(In millions)	From January 1 to June 11, 2015
Net sales (including excise taxes of $888)	$3,243
Cost of sales (including excise taxes of $888)	1,967

Gross profit	1,276
Selling, general and administrative expenses	320

Operating income	956
Other income (expense):
Investment income	2
Interest expense	(82)

Income before income tax expense	876
Income tax expense	342

Net income	$534

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(In millions)	From January 1 to June 11, 2015
Net income	$534
Other comprehensive income, net of tax:
Defined benefit retirement plans gain, net of tax expense of $27	39
Foreign currency translation loss, net of tax expense of $0	(1)

Other comprehensive income	38
Comprehensive income	$572

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF SHAREHOLDERS’ DEFICIT

	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Treasury Stock	Total Shareholder’s Deficit
(In millions, except per share data)

Balance, January 1, 2015	$4	$287	$(1,140)	$(263)	$(1,070)	$(2,182)
Net income	—	—	534	—	—	534
Other comprehensive income net of tax expense of $27	—	—	—	38	—	38
Dividends paid ($1.32 per share)	—	—	(477)	—	—	(477)
Share-based compensation	—	9	—	—	—	9
Excess tax benefit on share-based compensation	—	4	—	—	—	4

Balance, June 11, 2015	$4	$300	$(1,083)	$(225)	$(1,070)	$(2,074)

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(In millions)	From January 1 to June 11, 2015
Cash flows from operating activities:
Net income	$534
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	29
Pension, health and life insurance contributions	(5)
Pension, health and life insurance benefits expense	19
Deferred income tax provision	176
Share-based compensation	9
Excess tax benefits from share-based arrangements	(4)
Changes in operating assets and liabilities:
Accounts and other receivables	3
Inventories	26
Accounts payable and accrued liabilities	(2)
Settlement costs	(449)
Income taxes	(33)
Other current assets	(82)
Other assets	3

Net cash provided by operating activities	224

Cash flows from investing activities:
Purchases of investments	(167)
Additions to plant and equipment	(6)
Sales of investments	38
Maturities of investments	141

Net cash provided by investing activities	6

Cash flows from financing activities:
Dividends paid	(477)
Excess tax benefits from share-based arrangements	4

Net cash used in financing activities	(473)

Change in cash and cash equivalents	(243)
Cash and cash equivalents, beginning of period	1,308

Cash and cash equivalents, end of period	$1,065

Cash paid for income taxes	$193
Cash paid for interest	$69

See Notes to Consolidated Financial Statements

LORILLARD, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Basis of presentation—Through June 11, 2015, Lorillard, Inc., through certain of its subsidiaries, was engaged in the manufacture and sale of cigarettes and electronic cigarettes. Lorillard Tobacco Company’s principal cigarette products are marketed under the brand names of Newport, Kent, True, Maverick and Old Gold with substantially all of its sales in the United States. On April 24, 2012 Lorillard acquired blu eCigs, an electronic cigarette brand in the U.S. On October 1, 2013, Lorillard acquired the assets and operations of SKYCIG, now trading as blu (U.K.), a United Kingdom-based electronic cigarette business. Newport, Kent, True, Maverick, Old Gold, blu eCigs and SKYCIG are the registered trademarks of Lorillard, Inc. and its subsidiaries.

The consolidated financial statements of Lorillard, Inc. (the “Company”), together with its subsidiaries (“Lorillard” or “we” or “us” or “our”), include the accounts of the Company and its subsidiaries after the elimination of intercompany accounts and transactions.

The Company has two reportable segments – Cigarettes and Electronic Cigarettes. The Cigarettes segment consists principally of the operations of Lorillard Tobacco Company (“Lorillard Tobacco” or “Issuer”) and related entities. The Electronic Cigarettes segment consists of the operations of LOEC, Inc. (d/b/a blu eCigs), (“LOEC” or “blu eCigs”), Cygnet U.K. Trading Limited (t/a SKYCIG or blu (U.K.)) (“Cygnet”, “SKYCIG” or “blu (U.K.)”) and related entities.

The consolidated financial statements presented are as of and for the period from January 1, 2015 to June 11, 2015. As discussed more fully in Note 21, on June 12, 2015, Lorillard was acquired by Reynolds American Inc. (“RAI”) in a cash and stock transaction. Shortly thereafter on the same date, Lorillard Tobacco was merged with and into R.J. Reynolds Tobacco Company (“RJR Tobacco”), a wholly-owned subsidiary of RAI. The accompanying consolidated financial statements do not reflect any effects of the acquisition or merger. As Lorillard was acquired and merged into RAI, no basic and diluted earnings per share amounts have been provided as such amounts were not relevant to investors or other stakeholders upon completion of the transaction.

Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and related notes. Significant estimates in the consolidated financial statements and related notes include: (1) accruals for tobacco settlement costs, litigation, sales incentive programs, income taxes and share-based compensation, (2) the determination of discount, mortality, healthcare cost trend rate and other rate assumptions for defined benefit pension and other postretirement benefit expenses, (3) the valuation of pension assets and (4) the valuation of goodwill and intangible assets. Actual results could differ from those estimates.

Cash equivalents—Cash equivalents consist of short-term liquid investments with a maturity at date of purchase of 90 days or less. Interest and dividend income are included in investment income.

Short-term and Long-term Investments—Short-term and long-term investments consist of investment grade debt securities, all of which are classified as available for sale. Available for sale securities are recorded at fair value, and unrealized holding gains and losses are recorded, net of tax, as a component of accumulated other comprehensive income. Available for sale securities with remaining maturities of less than one year and those identified by management at the time of purchase to be used to fund operations within one year are classified as short-term. All other available for sale securities are classified as long-term. Unrealized losses are charged against net earnings when a decline in fair value is determined to be other than temporary. Several factors are reviewed to determine whether a loss is other than temporary, such as the length and extent of the fair value decline, the financial condition and near term prospects of the issuer, and the intent to sell or requirement to sell before the anticipated recovery of the securities, which may be at maturity. Realized gains and losses are accounted for using the specific identification method, and are recorded as a component of investment income in the accompanying consolidated statement of income. Purchases and sales are recorded on a trade date basis.

Inventories—Inventories (including leaf tobacco, manufactured stock and materials and supplies) are valued at the lower of cost, determined on a last-in, first-out (“LIFO”) basis, or market. A significant portion of leaf tobacco on hand will not be sold or used within one year, due to the duration of the aging process. All inventory of leaf tobacco, including the portion that has an operating cycle that exceeds 12 months, is classified as a current asset as a generally recognized trade practice. Electronic cigarette inventories are valued at the lower of cost, determined on a first-in, first-out (“FIFO”) basis, or market and are included in manufactured stock.

Depreciation—Buildings, machinery and equipment are depreciated for financial reporting purposes on the straight-line method over estimated useful lives of those assets of 40 years for buildings and 3 to 12 years for machinery and equipment.

Derivative agreements—In September 2009, Lorillard Tobacco entered into interest rate swap agreements, which the Company guaranteed, with a total notional amount of $750 million. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges. Under the swap agreements, Lorillard Tobacco receives a fixed rate settlement and pays a variable rate settlement with the difference recorded in interest expense. Changes in the fair value of the swap agreements are recorded in other assets or other liabilities with an offsetting adjustment to the carrying amount of the hedged debt. See Notes 11 and 12.

Business Combinations—Lorillard utilizes the acquisition method in accounting for business combinations whereby the amount of purchase price that exceeds the fair value of the acquired assets and assumed liabilities is allocated to goodwill. Lorillard recognizes intangible assets apart from goodwill if they arise from contractual or other legal rights, or if they are capable of being separated or divided from the acquired entity and sold, transferred, licensed, rented or exchanged. Assumptions and estimates are used in determining the fair value of assets acquired and liabilities assumed in a business combination. Valuation of intangible assets acquired requires that we use significant judgment in determining fair value, whether such intangibles are amortizable and, if the asset is amortizable, the period and the method by which the intangible asset will be amortized. On April 24, 2012, the Company acquired blu eCigs and other assets used in the manufacture, distribution, development, research, marketing, advertising, and sale of electronic cigarettes. On October 1, 2013, the Company acquired certain of the assets and operations of SKYCIG, a United Kingdom based electronic cigarette business. Changes in the initial assumptions could lead to changes in amortization or impairment charges recorded in our Consolidated Financial Statements. See Note 5 to for additional disclosure about the acquisitions and the purchase price allocations.

Goodwill and Intangible Assets—Goodwill is tested for impairment annually, in the fourth quarter, and more frequently if events and circumstances indicate that the asset might be impaired. Goodwill is evaluated using a two-step impairment test at the reporting unit level. The first step of the goodwill impairment test compares the book value of a reporting unit, including goodwill, with its fair value. If the book value of a reporting unit exceeds its fair value, we perform the second step of the impairment test. In the second step, we estimate an implied fair value of the reporting unit’s goodwill by allocating the fair value of the reporting unit to all of the assets and liabilities other than goodwill. The difference between the total fair value of the reporting unit and the fair value of all of the assets and liabilities other than goodwill is the implied fair value of that goodwill. The amount of impairment loss is equal to the excess of the book value of the goodwill over the implied fair value of that goodwill.

The fair value of our indefinite lived trademark and trade name is estimated utilizing the relief-from-royalty-method, and compared to the carrying value. The main assumptions utilized in the relief-from-royalty-method are projected revenues from our long range plan, assumed royalty rates that could be payable if we did not own the trademark and a discount rate. We recognize an impairment loss when the estimated fair value of the indefinite lived intangible asset is less than its carrying value.

Accumulated other comprehensive loss—The components of accumulated other comprehensive loss (“AOCL”) are unamortized actuarial gains and losses and prior service costs related to Lorillard’s defined benefit pension and postretirement plans, unrealized holding gains and losses on investments and foreign currency translation adjustments. The unamortized actuarial gains and losses and prior service costs are recognized in net periodic benefit costs over the estimated service lives of covered employees.

Foreign Currency Translation—Foreign currency denominated assets and liabilities of a foreign subsidiary are translated into United States dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income (loss) within shareholders’ deficit. The results of operations of foreign subsidiaries are translated at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in net earnings.

Revenue recognition—Revenue from product sales, net of sales incentives, is recognized at the time ownership of the goods transfers to customers and collectability is reasonably assured. Federal excise taxes are recognized on a gross basis, and are reflected in both net sales and cost of sales. Sales incentives include retail price discounts, coupons and retail display allowances and are recorded as a reduction of revenue based on amounts estimated as due to customers and consumers at the end of a period based primarily on use and redemption rates. Sales to one customer represented approximately 30% of Lorillard’s revenues for the period ended June 11, 2015. Lorillard’s largest selling brand, Newport, accounted for approximately 88% of consolidated net sales for the period ended June 11, 2015.

Cost of sales—Cost of sales includes federal excise taxes, leaf tobacco cost, wrapping and casing material, manufacturing labor and production salaries, wages and overhead, research and development costs, distribution, other manufacturing costs, State Settlement Agreement expenses, the federal assessment for tobacco growers, Food and Drug Administration fees, promotional product expenses and electronic cigarette raw materials and manufacturing costs. Promotional product expenses include the cost, including excise taxes, of the free portion of “buy some get some free” promotions. Lorillard Tobacco purchased approximately 77% of its leaf tobacco from three suppliers for the period ended June 11, 2015.

Advertising and marketing costs—Advertising costs are recorded as expense in the period incurred. Marketing and advertising costs that include such items as direct mail, advertising, agency fees and point of sale materials are included in selling, general and administrative expenses. Advertising expense was $39 million for the period ended June 11, 2015.

Research and development costs—Research and development costs are recorded as expense as incurred, are included in cost of sales and amounted to $9 million for the period ended June 11, 2015.

Tobacco settlement costs—Lorillard recorded charges of $669 million for the period ended June 11, 2015 to accrue its obligations under the State Settlement Agreements (see Note 19). Lorillard’s portion of ongoing adjusted settlement payments and legal fees is based on its share of total domestic cigarette shipments in that period. Accordingly, Lorillard records its portion of ongoing adjusted settlement payments as part of cost of sales as the related sales occur. Payments are made annually and are generally due in April of the year following the accrual of costs. The settlement cost liability on the consolidated balance sheet represents the unpaid portion of the Company’s obligations under the State Settlement Agreements.

Share-Based compensation costs—Under the 2008 Incentive Compensation Plan, the fair market value of the restricted shares and restricted stock units and the exercise price of stock options is based on the closing price at the date of the grant. Share-based compensation expense is recognized in selling, general and administrative expenses net of an estimated forfeiture rate and for shares expected to vest, using a straight-line basis over the requisite service period of the award.

Legal costs and loss contingencies—Legal costs are expensed as incurred and amounted to $58 million for the period ended June 11, 2015. Lorillard establishes accruals when a loss contingency is both probable and can be reasonably estimated as a charge to selling, general and administrative expense. There are a number of factors impacting management’s ability to estimate the possible loss or a range of loss, including the specific facts of each matter; the legal theories proffered by plaintiffs and legal defenses available to Lorillard Tobacco and Lorillard, Inc.; the wide-ranging outcomes reached in similar cases; differing procedural and substantive laws in the various jurisdictions in which lawsuits have been filed, including whether punitive damages may be pursued or are permissible; the degree of specificity in a plaintiff’s complaint; the history of the case and whether discovery has been completed; plaintiffs’ history of use of Lorillard Tobacco’s cigarettes relative to those of the other defendants; the attribution of damages, if any, among multiple defendants; the application of contributory and/or comparative negligence to the allocation of damage awards among plaintiffs and defendants; the likelihood of settlements for de minimis amounts prior to trial; the likelihood of success at trial; the likelihood of success on appeal; and the impact of current and pending state and federal appellate decisions. It has been management’s experience and is its continued expectation that the above complexities and uncertainties will not be clarified until the late stages of litigation. For those reasonably possible loss contingencies for which an estimate of the possible loss or range of loss cannot be made, Lorillard discloses the nature of the litigation and any developments as appropriate. See Note 19 for a description of loss contingencies.

Income taxes—Deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Judgment is required in determining income tax provisions and in evaluating tax positions. For uncertain tax positions to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. Where applicable, interest related to uncertain tax positions is recognized in interest expense. Penalties, if incurred, are recognized as a component of income tax expense. Accrued interest and penalties are recorded as a component of other liabilities in the accompanying consolidated balance sheet.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, which replaces most existing GAAP revenue recognition guidance. The effective date for adoption of this guidance was subsequently deferred to interim and annual reporting periods beginning after December 15, 2017. In 2016, the FASB issued supplemental implementation guidance related to ASU 2014-09, including (i) ASU 2016-08, which is intended to provide further clarification on the application of the principal versus agent implementation; (ii) ASU 2016-10, which is intended to clarify the guidance for identifying promised goods or services in a contract with a customer; (iii) ASU 2016-11; (iv) ASU 2016-12, which amends certain aspects of ASU 2014-09 to address certain implementation issues; and (v) ASU 2016-20, which includes thirteen technical corrections and improvements affecting narrow aspects of the guidance issued in ASU 2014-09.

The new guidance may be applied retrospectively to each prior period presented (full retrospective method) or retrospectively with the cumulative effect recognized as of the date of initial application (modified retrospective method). The adoption of the amended guidance is not expected to have a material impact on Lorillard’s results of operations, cash flows or financial position.

In April 2015, the FASB issued amended guidance to simplify the presentation of debt issuance costs. The current guidance requires debt issuance costs to be reported on the balance sheet as an asset and amortized as interest expense. The amended guidance requires debt issuance costs be presented as a direct reduction of the debt liability it is associated with similar to the way debt discounts are presented. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The standard requires retrospective application for all prior periods presented. Early adoption is permitted. The adoption of the amended guidance is not expected to have a material impact on Lorillard’s results of operations, cash flows or financial position.

In April 2015, the FASB issued amendments in ASU 2015-04 that permit an entity with a fiscal year-end that does not coincide with a month-end a practical expedient that permits the entity to measure defined benefit plan assets and obligations using the month-end that is closest to the entity’s fiscal year-end and apply that practical expedient consistently from year to year. The practical expedient should be applied consistently to all plans if an entity has more than one plan. The amendments are effective for public business entities for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Earlier adoption is permitted. The amendments should be applied prospectively. Lorillard adopted this guidance as of June 11, 2015. In adopting this guidance, Lorillard utilized a May 31, 2015 month-end measurement date as it is the month-end closest to Lorillard’s period-end.

In May 2015, the FASB issued ASU 2015-07, eliminating the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. The amended guidance, which requires retrospective application, is effective for financial statements issued for the fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The adoption of the amended guidance is not expected to have a material impact on Lorillard’s results of operations, cash flows or financial position.

In November 2015, the FASB issued ASU No. 2015-17, which requires companies to present deferred income tax assets and deferred income tax liabilities as noncurrent in a classified balance sheet. ASU 2015-17 is effective for fiscal years beginning after December 15, 2017. Early application is permitted. The accompanying consolidated financial statements do not reflect early adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, requiring lessees to recognize lease assets and lease liabilities in the balance sheet and disclose key information about leasing arrangements, such as information about variable lease payments and options to renew and terminate leases. The amended guidance will require both operating and finance leases to be recognized in the balance sheet. Additionally, the amended guidance aligns lessor accounting to comparable guidance in Accounting

Standard Codification Topic 606, Revenue from Contracts with Customers. The amended guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Lorillard believes this guidance will not have a material impact on its results of operations, cash flows and financial position.

2.	Inventories

Cigarette inventories (including leaf tobacco, manufactured stock and materials and supplies) are valued at the lower of cost, determined on a LIFO basis, or market. Electronic cigarette inventories of $41 million included in manufactured stock as of June 11, 2015 are valued at the lower of cost, determined on a FIFO basis, or market. Inventories consisted of the following:

June 11, 2015
(In millions)
Leaf tobacco	$268
Manufactured stock	98
Materials and supplies	12

Total	$378

If the average cost method of accounting was used, inventories would be greater by approximately $323 million at June 11, 2015.

3.	Other Current Assets

Other current assets were as follows:

June 11, 2015
(In millions)
Prepaid income taxes	$57
Prepaid merger expenses (see Note 21)	79
Appeal bonds	19
Prepaid insurance	3
Other current assets	6

Total	$164

4.	Plant and Equipment, Net

Plant and equipment is stated at historical cost and consisted of the following:

June 11, 2015
(In millions)
Land	$3
Buildings	108
Equipment	705

Total	816
Accumulated depreciation	(527)

Plant and equipment, net	$289

Depreciation expense was $25 million for period ended June 11, 2015.

5.	Goodwill and Intangible Assets

On April 24, 2012, Lorillard completed the acquisition of blu eCigs. The purchase price allocation includes $64 million of goodwill and $58 million of intangible assets, $57 million of which is an indefinite lived intangible asset consisting of the blu eCigs trademark and trade name.

Lorillard evaluated its goodwill and indefinite lived intangible assets recorded as a part of the blu eCigs reporting unit for impairment as of November 1, 2014. Based on the results of the impairment analysis, no impairment of the blu eCigs goodwill or the blu eCigs trademark or trade name was determined to exist.

There were no changes in blu eCigs goodwill or the blu eCigs trademark and trade name during the period ended June 11, 2015.

On October 1, 2013, Lorillard completed the acquisition of SKYCIG, now trading as blu (U.K.). The purchase price allocation includes $36 million of goodwill and $35 million of intangible assets, $33 million of which is the fair value ascribed to the SKYCIG trademark and trade name. The fair value ascribed to the SKYCIG trademark and trade name in connection with the acquisition is being amortized over an estimated life of 18 months, beginning October 1, 2013, after which amortization charges related to the trademark and trade name will cease.

Lorillard evaluated its goodwill recorded as part of the blu (U.K.) reporting unit for impairment as of September 1, 2014. Based on the results of the impairment analysis, no impairment of the blu (U.K.) goodwill was determined to exist.

All goodwill and intangible assets have been recorded as a part of our blu eCigs and blu (U.K.) reporting units, both of which are components of Lorillard’s Electronic Cigarettes reporting segment.

There were no changes in blu (U.K.) goodwill during the period ended June 11, 2015, other than the impact of foreign currency translation.

Intangible Assets

	Weighted Average Amortization Period	Cost	Foreign Currency Translation	Accumulated Amortization	Net Carrying Amount
(Dollars in millions)
Amortizable intangible assets:
blu eCigs Non-compete Agreement and Technology	5 years	$1	$—	$1	$—
SKYCIG Non-compete Agreement and Customer List	5 years	2	$—	$2	$—
SKYCIG trademark and trade name	18 months	33	(3)	29	1

Amortizable intangible assets, net					1
Indefinite-lived intangible assets:
blu eCigs trademark and trade name					57

Intangible assets, net					$58

Intangible assets are amortized using the straight-line method. The aggregate amortization expense for the period ended June 11, 2015 was $4 million.

6.	Other Assets

Other assets were as follows:

June 11, 2015
(In millions)
Debt issuance costs, net	$20
Interest rate swap	57
Prepaid pension	11
Other prepaid assets	2

Total	$90

7.	Accrued Liabilities

Accrued liabilities were as follows:

June 11, 2015
(In millions)
Legal fees	$15
Salaries and other compensation	21
Medical and other employee benefit plans	23
Consumer rebates	87
Sales promotion	19
Accrued vendor charges	3
Excise and other taxes	80
Accrued interest	55
Litigation related accruals	23
Other accrued liabilities	31

Total	$357

8.	Commitments

Lorillard leases certain real estate and transportation equipment under various operating leases. Listed below are future minimum rental payments required under those operating leases with non-cancelable terms in excess of one year.

June 11, 2015
(In millions)
2016	$2.1
2017	1.4
2018	0.7
2019	0.1

Net minimum lease payments	$4.3

Rental expense for all operating leases was $3 million for period from January 1 to June 11, 2015.

At June 11, 2015, Lorillard Tobacco had contractual obligations to purchase leaf tobacco of approximately $62 million and other contractual purchase obligations of approximately $58 million. These other purchase obligations related primarily to agreements to purchase machinery.

9.	Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable:

•	Level 1 — Quoted prices for identical instruments in active markets.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable directly or indirectly.

•	Level 3 — Valuations derived from valuation techniques in which one or more significant inputs are unobservable.

Lorillard is responsible for the valuation process and as part of this process may use data from outside sources in establishing fair value. Lorillard performs due diligence to understand the inputs used or how the data was calculated or derived, and corroborates the reasonableness of external inputs in the valuation process.

Assets and liabilities measured at fair value on a recurring basis at June 11, 2015 were as follows:

(In millions)	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Prime money market funds	$1,019	$—	$—	$1,019

Short-term investments:
Corporate debt securities	$—	$210	$—	$210
US Government agency obligations	—	71	—	71
Commercial paper	—	27	—	27
International government obligations	—	39	—	39

Total short-term investments	$—	$347	$—	$347

Long-term investments:
Corporate debt securities	—	99	—	99
U.S. Government agency obligations	—	33	—	33

Total long-term investments	$—	$132	$—	$132

Derivative Asset:
Interest rate swaps — fixed to floating rate	$—	$57	$—	$57

Other liabilities:
blu (U.K.) earn out liability	$—	$—	$17	$17

The fair value of the prime money market funds, classified as Level 1, utilized quoted prices in active markets.

The fair value of the interest rate swaps, classified as Level 2, utilized a market approach model using the notional amount of the interest rate swap and observable inputs of time to maturity and market interest rates. See Note 12, “Derivative Instruments,” for additional information on the interest rate swaps.

Short-term and long-term investments include corporate debt securities, U.S. Government agency obligations, commercial paper and international government obligations. The fair value of corporate debt securities, U.S. Government agency obligations, commercial paper and international government obligations, classified as Level 2, utilized quoted prices for identical assets in less active markets or quoted prices for similar assets in active markets.

There were no transfers between levels within the fair value hierarchy. There were no Level 3 purchases, sales, issuances or settlements of these assets and liabilities for the period ended June 11, 2015.

For the period ended June 11, 2015, proceeds from sales of available for sale securities were $38 million and proceeds from maturities of available for sale securities were $141 million. Realized gains and losses on sales, maturities and calls of available for sale securities were not material. The difference between the amortized cost basis and the fair value of major security types was not material as of June 11, 2015. There was no other than temporary impairment recognized in AOCL for the period ended June 11, 2015 and total gains for securities with net gains in accumulated other comprehensive loss and total losses for securities with net losses in AOCL were not material as of June 11, 2015.

The fair value of the blu (U.K.) earn out liability (the “Earn Out”), classified as Level 3 was determined utilizing a discounted cash flows approach using various probability-weighted blu (U.K.) 2015 financial performance scenarios, upon which the ultimate earn out liability to be paid in 2016 will be based. Significant unobservable inputs used in calculating the fair value of the Earn Out include various blu (U.K.) financial performance scenarios, the probability of achieving those scenarios, and the discount rate. Based upon this calculation, the fair value of the Earn Out was determined to be £15 million, approximately $25 million, as of the date of the acquisition (October 1, 2013). The amount of the Earn Out that will be ultimately paid in 2016 could range from £0 to £30 million (approximately $0 to $47 million at June 11, 2015 exchange rates). We reviewed the fair value of the Earn Out as of June 11, 2015. Based on the results of our analysis, we reduced the Earn Out to approximately £11 million (approximately $17 million at June 11, 2015 exchange rates). Changes in the fair value of the Earn Out are recorded as a component of selling, general and administrative expenses of the Electronic Cigarettes segment.

10.	Credit Agreement

On July 10, 2012, Lorillard Tobacco entered into a $200 million revolving credit facility that was scheduled to expire on July 10, 2017 (the “Revolver”) and was guaranteed by Lorillard. The Revolver required that the Company maintain a ratio of debt to net income plus income taxes, interest expense, depreciation and amortization expense, any extraordinary losses, any non-cash expenses or losses and any losses on sales of assets outside of the ordinary course of business (“Adjusted EBITDA”) of not more than 2.25 to 1 and a ratio of Adjusted EBITDA to interest expense of not less than 3.0 to 1. In addition, the Revolver contained other affirmative and negative covenants customary for facilities of this type. The Revolver contained customary events of default, including upon a change in control (as defined therein), that could result in the acceleration of all amounts and cancellation of all commitments outstanding under the Revolver.

As of June 11, 2015, there were no borrowings outstanding under the Revolver and Lorillard was in compliance with all financial covenants. See Note 21 for additional information regarding the credit facility.

11.	Long-Term Debt

Long-term debt, net of interest rate swaps, consisted of the following outstanding notes (collectively, the “Notes”):

June 11, 2015
(In millions)
2016 Notes - 3.500% Notes due 2016	$500
2017 Notes - 2.300% Notes due 2017	500
2019 Notes - 8.125% Notes due 2019	807
2020 Notes - 6.875% Notes due 2020	750
2023 Notes - 3.750% Notes due 2023	500
2040 Notes - 8.125% Notes due 2040	250
2041 Notes – 7.000% Notes due 2041	250

Total long-term debt	$3,557

In August 2012, Lorillard Tobacco issued $500 million aggregate principal amount of 2.300% unsecured senior notes due August 21, 2017 (the “2017 Notes”) pursuant to the Indenture and the Fourth Supplemental Indenture, dated August 21, 2012. The net proceeds from the issuance were used for the repurchase of the Company’s common stock.

In May 2013, Lorillard Tobacco issued $500 million aggregate principal amount of 3.750% unsecured senior notes due May 20, 2023 (the “2023 Notes”) pursuant to the Indenture and the Fifth Supplemental Indenture, dated May 20, 2013. The net proceeds from the issuance were used for the repurchase of the Company’s common stock.

Lorillard Tobacco is the principal, 100% owned operating subsidiary of the Company, and the $750 million aggregate principal amount of 8.125% senior notes issued in June 2009 and due 2019 (the “2019 Notes”); the $750 million aggregate principal amount of 6.875% senior notes due 2020 (the “2020 Notes”) and $250 million aggregate principal amount of 8.125% senior notes due 2040 (the “2040 Notes”), each issued in April 2010; the 2017 Notes; the 2023 Notes; and the $500 million aggregate principal amount of 3.500% Notes due 2016 (the “2016 Notes”), and $250 million aggregate principal amount of 7.000% Notes due 2041 (the “2041 Notes”), each issued in August 2011 (together, the “Notes”) are unconditionally guaranteed on a senior unsecured basis by the Company.

The interest rate payable on the 2019 Notes is subject to incremental increases from 0.25% to 2.00% in the event either Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or both Moody’s and S&P downgrade the 2019 Notes below investment grade (Baa3 and BBB- for Moody’s and S&P, respectively). As of June 11, 2015, Lorillard Tobacco’s debt ratings were Baa2 and BBB- with Moody’s and S&P, respectively, both of which are investment grade.

Upon the occurrence of a change of control triggering event, Lorillard Tobacco would be required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of the Notes, plus accrued interest. A “change of control triggering event” occurs when there is both a “change of control” (as defined in the Supplemental Indentures) and the Notes cease to be rated investment grade by both Moody’s and S&P within 60 days of the occurrence of a change of control or public announcement of the intention to effect a change of control. The Notes are not entitled to any sinking fund and are not redeemable prior to maturity. The Notes contain covenants that restrict liens and sale and leaseback transactions, subject to a limited exception. At June 11, 2015, the carrying value of the Notes was $3.557 billion and the estimated fair value was $3.894 billion. The fair value of the Notes is based on quoted prices in active markets. See Note 11 for additional information regarding the Notes.

12.	Derivative Instruments

In September 2009, Lorillard Tobacco entered into interest rate swap agreements, which the Company guaranteed, with a total notional amount of $750 million to modify its exposure to interest rate risk by effectively converting the interest rate payable on the 2019 Notes from a fixed rate to a floating rate. Under the agreements, Lorillard Tobacco received interest based on a fixed rate of 8.125% and paid interest based on a floating one-month LIBOR rate plus a spread of 4.625%. The variable rate was 4.806% as of June 11, 2015. The agreements expire in June 2019. The interest rate swap agreements qualify for hedge accounting and were designated as fair value hedges. Under the swap agreements, Lorillard Tobacco received a fixed rate settlement and paid a variable rate settlement with the difference recorded in interest expense. That difference reduced interest expense by $11 million in the period ended June 11, 2015.

For derivatives designated as fair value hedges, which relate entirely to hedges of long-term debt, changes in the fair value of the derivatives are recorded in other assets or other liabilities with an offsetting adjustment to the carrying amount of the hedged debt. At June 11, 2015, the adjusted carrying amount of the hedged debt was $807 million and the fair value of the derivatives recorded in other assets was $57 million.

If Lorillard Tobacco’s debt rating was downgraded below Ba2 by Moody’s or BB by S&P, the swap agreements would terminate and Lorillard Tobacco would be required to settle them in cash before their expiration date. As of June 11, 2015, Lorillard Tobacco’s debt ratings were Baa2 and BBB- with Moody’s and S&P, respectively, both of which are above the ratings at which termination of Lorillard Tobacco’s derivative contracts would be required.

13.	Income Taxes

Prior to the separation from Loews in 2008 (the “Separation”), Lorillard was included in the Loews consolidated federal income tax return, and federal income tax liabilities were included on the balance sheet of Loews. Under the terms of the pre-Separation Tax Allocation Agreement between Lorillard and Loews, Lorillard made payments to, or was reimbursed by Loews for the tax effects resulting from its inclusion in Loews’ consolidated federal income tax return. As of December 31, 2014, there were no tax obligations between Lorillard and Loews for periods prior to the Separation. Following the Separation, Lorillard and its eligible subsidiaries filed a stand-alone consolidated federal income tax return.

The Separation Agreement with Loews (the “Separation Agreement”) requires Lorillard (and any successor entity) to indemnify Loews for any losses resulting from the failure of the Separation to qualify as a tax-free transaction (except if the failure to qualify is solely due to Loews’ fault). This indemnification obligation applies regardless of whether Lorillard or a potential acquirer obtains a supplemental ruling or an opinion of counsel.

The Separation Agreement further provides for cooperation between Lorillard and Loews with respect to additional tax matters, including the exchange of information and the retention of records which may affect the income tax liability of the parties to the Separation Agreement.

The provision for income taxes consisted of the following:

From January 1 to June 11, 2015
(In millions)
Current
Federal	$150
State	16
Deferred
Federal	141
State	35

Total	$342

Pre-tax income (loss) for domestic and foreign operations is as follows:

Domestic	$900
Foreign	$(24)

Total	$876

For the period ended June 11, 2015, income tax expense was different than the amount computed by applying the statutory U.S. federal income tax rate of 35% to income before income taxes of $330 million.

A reconciliation between the statutory federal income tax rate and Lorillard’s effective income tax rate as a percentage of income is as follows:

From January 1 to June 11, 2015
Statutory rate	35.0%
Increase (decrease) in rate resulting from:
State taxes	3.8
Domestic manufacturer’s deduction	(1.7)
Other	1.9

Effective rate	39.0%

Deferred tax assets (liabilities) are as follows:

June 11, 2015
Deferred tax assets:	(In millions)
Employee benefits	$193
Settlement costs	282
State and local income taxes	29
Litigation and legal	5
Inventory	6
Accrued liabilities	14

Gross deferred tax assets	529
Deferred tax liabilities:
Depreciation	(61)
Intangibles	(8)
Prepaid expenses	(2)

Gross deferred tax liabilities	(71)

Net deferred tax assets	$458

Current deferred tax assets, net	$337
Non-current deferred tax assets, net	121

Net deferred tax assets	$458

In 2014, an $11 million valuation allowance was established to fully offset deferred tax assets related to tax basis in foreign intangible assets and a foreign net operating loss carryforward. Realization of these benefits is dependent upon generating sufficient taxable income in the applicable foreign jurisdiction. No valuation allowance was established on other deferred tax assets as of the period ended June 11, 2015, as Lorillard believes it is more likely than not that all such deferred tax assets will be realized through the expected generation of future taxable income.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

June 11, 2015
(In millions)
Balance at January 1, 2015	$66
Additions based on tax positions related to the current period	3

Balance at June 11, 2015	$69

At June 11, 2015, there was $45 million of tax benefits that, if recognized, would affect the effective tax rate.

Lorillard recognized interest related to unrecognized tax benefits and tax refund claims in interest expense and recognized penalties (if any) in income tax expense. During the period ended June 11, 2015, Lorillard recognized expense of approximately $2 million in interest and penalties. Lorillard had accrued interest and penalties related to unrecognized tax benefits of $24 million at June 11, 2015.

Due to the potential for resolution of certain tax examinations and the expiration of various statutes of limitation, it is reasonably possible that Lorillard’s gross unrecognized tax benefits balance may decrease by approximately $31 million in the next twelve months.

14.	Retirement Plans

Lorillard has defined benefit pension, postretirement benefits, profit sharing and savings plans for eligible employees.

Pension and postretirement benefits—The Salaried Pension Plan provides benefits based on employees’ compensation and service. The Hourly Pension Plan provides benefits based on fixed amounts for each year of service. Lorillard also provides medical and life insurance benefits to eligible employees. Lorillard uses a December 31 measurement date for its plans.

Lorillard also provides certain senior level management employees with nonqualified, unfunded supplemental retirement plans. While these plans are unfunded, Lorillard has certain assets invested in an executive life insurance policy that are to be used to provide for certain of these benefits.

Weighted-average assumptions used to determine benefit obligations:

	Pension Benefits	Other Postretirement Benefits
	May 31, 2015	May 31, 2015
Discount rate	4.20%-4.40%	4.20%-4.30%
Rate of compensation increase	3.75%

Weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits	Other Postretirement Benefits
	From January 1 to May 31, 2015	From January 1 to May 31, 2015
Discount rate	4.00%-4.10%	3.90%-4.00%
Expected long-term return on plan assets	8.00%
Rate of compensation increase	3.75%

The expected long-term rate of return for Plan assets is determined based on widely-accepted capital market principles, long-term return analysis for global fixed income and equity markets and the active total return oriented portfolio management style. The methodology used to derive asset class risk/return estimates varies due to the nature of asset classes, the availability of historical data, implications from currency, and other factors. In many cases, where historical data is available, data is drawn from indices such as Morgan Stanley Capital International (“MSCI”) or G7 country data. For alternative asset classes where historical data may be insufficient or incomplete, estimates are based on long-term capital market conditions and/or asset class relationships. The expected rate of return for the Plan is based on the target asset allocation and return assumptions for each asset class. The estimated Plan return represents a nominal compound return which captures the effect of estimated asset class and market volatility.

Assumed health care cost trend rates for other postretirement benefits:

Other Postretirement Benefits
From January 1 to May 31, 2015
Pre-65 health care cost trend rate assumed for next year	7.8%
Post-65 health care cost trend rate assumed for next year	5.2%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%
Year that the rate reaches the ultimate trend rate:
Pre-65	2023
Post-65	2023

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	One Percentage Point
	Increase	Decrease
	(In millions)
Effect on postretirement benefit obligations	$17	$14
Effect on total of service and interest cost for the period ended June 11, 2015	1	1

Net periodic pension and other postretirement benefit costs include the following components:

	Pension Benefits	Other Postretirement Benefits
	From January 1 to May 31, 2015	From January 1 to May 31, 2015
	(In millions)
Service cost	$14	$3
Interest cost	25	4
Expected return on plan assets	(40)	—
Amortization of unrecognized net loss	12	—
Amortization of unrecognized prior service cost	1	—

Net periodic benefit cost	$12	$7

The following provides a reconciliation of benefit obligations, plan assets and funded status of the pension and postretirement plans.

	Pension Benefits	Other Postretirement Benefits
	May 31, 2015	May 31, 2015
	(In millions)
Change in benefit obligation:
Benefit obligation at January 1, 2015	$1,409	$235
Service cost	14	3
Interest cost	25	4
Plan participants’ contributions	—	2
Actuarial gain	(42)	(15)
Benefits paid	(33)	(7)

Benefit obligation at May 31, 2015	1,373	222

Change in plan assets:
Fair value of plan assets at January 1, 2015	1,164	—
Actual return on plan assets	36	—
Employer contributions	—	5
Plan participants’ contributions	—	2
Benefits paid from plan assets	(33)	(7)

Fair value of plan assets at May 31, 2015	1,167	—

Funded status	$(206)	$(222)

Amounts recognized in the balance sheet consist of:
Noncurrent assets	$11	$—
Current liabilities	—	(13)
Noncurrent liabilities	(217)	(209)

Net amount recognized at June 11, 2015	$(206)	$(222)

Net actuarial gain	$(37)	$(16)
Recognized actuarial gain	(12)	—
Prior service cost	—	—
Recognized prior service cost	(1)	—

Total recognized in other comprehensive income at June 11, 2015	$(50)	$(16)

Total recognized net periodic benefit cost and other comprehensive income at June 11, 2015	$(38)	$(9)

Information for pension plans with an accumulated benefit obligation in excess of plan assets consisted of the following:

Pension Benefits
May 31, 2015
(In millions)
Projected benefit obligation	$1,373
Accumulated benefit obligation	1,297
Fair value of plan assets	1,167

Lorillard projects expected future minimum benefit payments as follows:

	Pension Benefits	Other Postretirement Benefit Plans	Medicare Drug Subsidy	Net
	(In millions)
2015	$70	$14	$(1)	$83
2016	73	15	(1)	87
2017	75	15	—	90
2018	77	16	—	93
2019	80	16	—	96
2020 – 2024	429	82	(2)	509

Total	$804	$158	$(4)	$958

The general principles guiding the investment of the Plan assets are embodied in the Employee Retirement Income Security Act of 1974 (ERISA). These principles include discharging Lorillard’s investment responsibilities for the exclusive benefit of Plan participants and in accordance with the “prudent expert” standards and other ERISA rules and regulations. Investment objectives for Lorillard’s pension Plan assets are to optimize the long-term return on Plan assets while maintaining an acceptable level of risk, to diversify assets among asset classes and investment styles, and to maintain a long-term focus.

The pension plan is managed using a Liability Driven Investment (“LDI”) framework which focuses on achieving the Plan’s return goals while assuming a reasonable level of funded status volatility.

Based on this LDI framework the asset allocation has two primary components. The first component of the asset allocation is the “hedging portfolio” which uses the Plan’s fixed income portfolio to hedge a portion of the interest rate risk associated with the Plan’s liabilities, thereby reducing the Plan’s expected funded status volatility. The second component is the “growth/equity portfolio” which is designed to enhance portfolio returns. The growth portfolio is broadly diversified across the following asset classes; U.S., Global and Emerging Market Equities, Absolute Return Hedge Funds, Private Equity, and Private and Public Real Assets. Alternative investments, including hedge funds, are used judiciously to enhance risk adjusted long-term returns while improving portfolio diversification. Overlay derivatives are used to assist in the rebalancing of the total portfolio to the strategic asset allocation. Derivatives may be used to gain market exposure in an efficient and timely manner. Investment risk is measured and monitored on an ongoing basis through annual liability measurements, periodic asset/liability studies, and quarterly investment portfolio reviews.

The pension plans’ asset allocations were:

Asset Allocation as of May 31, 2015
(%)
Asset Class:
U.S. Equity	7.9
Global ex U.S. Equity	10.4
Global ex Emerging Markets Equity	4.9
Emerging Markets Equity	3.6
Absolute Return Hedge Funds	17.5
Equity Hedge Funds	10.7
Private Equity	4.3
Private Real Assets	3.8
Public Real Assets	0.8
Fixed Income	34.7
Cash Equivalents	1.4

Total	100.0

Fair Value Measurements—The fair value hierarchy has three levels based on the observability of the inputs used to determine fair value. Level 1 refers to fair values determined based on quoted prices in active markets for identical assets. Level 2 refers to fair values estimated using significant other observable inputs. Level 3 includes fair values estimated using significant non-observable inputs. Plan assets using the fair value hierarchy as of May 31, 2015 were as follows:

	Total	Level 1	Level 2	Level 3
	(In millions)
Asset Class:
U.S. Equity:
Securities	$123	$18	$—	$105
Overlay derivatives liabilities	(31)	—	(31)	—
Global ex U.S. Equity:
Securities	100	—	100	—
Overlay derivatives assets	21	—	21	—
Global ex Emerging Markets Equity	57	—	29	28
Emerging Markets Equity:
Securities	35	—	35	—
Overlay derivatives assets	6	—	6	—
Absolute Return Hedge Funds	204	18	55	131
Equity Hedge Funds	125	—	61	64
Private Equity	50	—	—	50
Private Real Assets	45	—	—	45
Public Real Assets	9	—	9	—
Fixed Income:
Securities	402	—	339	63
Overlay derivatives assets	4	—	4	—
Cash Equivalents	17	—	17	—

Total	$1,167	$36	$645	$486

Equity securities are valued primarily using a market approach based on the quoted market prices of identical instruments. Certain equity securities are valued at their net asset value (“NAV”) per share.

Real estate values are based on market based comparable data or at their NAVs.

Fixed income securities are valued primarily using a market approach with inputs based on the quoted market prices of identical instruments and that include broker quotes in a non-active market.

Cash equivalents are held primarily in registered money market funds which are valued at their NAVs calculated using the amortized cost of the securities and have daily liquidity.

Certain of the plan assets, classified in U.S. Equity Securities, Absolute Return Hedge Funds, Equity Hedge Funds, Private Equity, Private Real Assets and Fixed Income Securities, do not have readily determinable market values given the specific investment structures involved and the nature of the underlying investments. For the May 31, 2015 plan asset reporting, publicly traded asset pricing was used where possible. For assets without readily determinable values, reported NAVs or their equivalent were provided by the respective investment sponsors or investment manager and subsequently reviewed and approved by management. For those investments reported on a one-quarter lagged basis (primarily Private Equity and Private Real Assets), NAVs or their equivalent are adjusted for subsequent cash flows and significant events.

The following table presents a reconciliation of Level 3 assets held during the period from January 1 to May 31, 2015. For the period from January 1 to May 31, 2015, there were no significant transfers between levels 1, 2 and 3.

	January 1, 2015 Balance	Realized Gains/ (Losses)	Unrealized Gains/ (Losses)	Purchases	Sales	Net Transfers Into/ (Out of) Level 3	May 31, 2015 Balance
	(In millions)
US Equity	$100	$3	$6	$—	$(4)	$—	$105
Global ex Emerging Markets Equity	25	—	3	—	—	—	28
Absolute Return Hedge Funds	140	1	1	—	(11)	—	131
Equity Hedge Funds	70	1	—	—	(7)	—	64
Private Equity	47	3	3	3	(6)	—	50
Private Real Assets	45	3	(2)	6	(7)	—	45
Fixed Income	62	1	—	—	—	—	63

Profit Sharing—Lorillard has a Profit Sharing Plan for hourly employees. Lorillard’s contributions under this plan are based on Lorillard’s performance with a maximum contribution of 15% of participants’ earnings. Contributions for the period from January 1 to June 11, 2015 were $11 million.

Savings Plan—Lorillard sponsors an Employees Savings Plan for salaried employees. Lorillard provides a matching contribution of 100% of the first 3% of pay contributed and 50% of the next 2% of pay contributed by employees. Matching contributions for the period from January 1 to June 11, 2015 were $2 million.

15.	Share-Based Compensation

Certain employees of Lorillard participate in share-based compensation plans sponsored by its Parent. The aggregate number of shares of the Parent’s common stock for which options, stock appreciation rights (“SARs”), restricted stock or restricted stock units may be granted is 11,144,475 shares, and the maximum number of shares of the Parent’s common stock with respect to which options or SARs may be granted to any individual in any calendar year is 1,500,000 shares. There were 4,295,026 shares available for grant as of June 11, 2015.

Stock Option Plan—Stock options are granted with an exercise price per share that may not be less than the fair value of the Company’s Common Stock on the date of the grant. Generally, options and SARs vest ratably over a four-year period and expire ten years from the date of grant.

During the period from January 1 to June 11, 2015, no stock option or SAR awards were granted, exercised, forfeited or allowed to expire. At June 11, 2015, 1,755,742 stock option and SAR awards were outstanding and exercisable at a weighted average exercise price of $29.62 as follows:

	Awards Outstanding			Awards Vested
Range of exercise prices	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price
11.67 – 16.66	23,718	0.6	$15.70	23,718	$15.70
16.67 – 21.66	75,654	2.5	19.64	75,654	19.64
21.67 – 26.66	598,237	4.4	24.97	598,237	24.97
26.67 – 31.66	380,805	4.1	27.07	380,805	27.07
31.67 – 36.66	271,452	5.7	35.71	271,452	35.71
36.67 – 38.00	405,876	5.8	37.45	405,876	37.45

At June 11, 2015, the SARs balance was 569,017 shares and the non-qualified stock options balance was 1,186,725 shares.

The weighted average remaining contractual term of awards outstanding and vested as of June 11, 2015, was 4.65 years. The aggregate intrinsic value of awards outstanding and vested at June 11, 2015 was $74 million.

Restricted Stock Plan—Restricted stock units (“RSUs”) may be granted to employees (“Employees”) annually. These RSUs enable the recipients to receive restricted shares of the Lorillard’s common stock at the end of a one year performance period. The restricted shares vest at the end of two additional years and convert to unrestricted common stock at the conclusion of the vesting period. Restricted shares also vest and convert to unrestricted common stock upon a change in control of the Company. RSUs may be granted to Employees on an annual basis. The final award may equal 0-200% of a target based on pre-established Lorillard financial performance measures related to the one year performance period. Dividend equivalents accrue without compounding on the RSUs and are subject to the same risks of forfeiture as the RSUs.

RSU activity was as follows for the period from January 1 to June 11, 2015:

	Number of Restricted Stock Units	Weighted Average Grant Date Fair Value

Outstanding, January 1, 2015	223,056	$47.36
Granted	–	–
Exchanged for restricted shares	(223,056)	47.36
Forfeited	–	–

Outstanding, June 11, 2015	–	–

As part of the Lorillard Plan, restricted stock may be granted to Employees and/or non-employee directors (“Directors”) annually. The restricted stock is included as part of the shares available for grant shown above. The restricted stock was granted based on the per share closing price of the Company’s common stock on the date of the grant.

Lorillard may grant shares of restricted stock to Employees and/or Directors, giving them in most instances all of the rights of stockholders, except that they may not sell, assign, pledge or otherwise encumber such shares for a vesting period of three years for Employees and one year for Directors (“Restriction Period”). Such shares are subject to forfeiture if certain conditions are not met.

The fair value of the restricted shares and RSUs at the date of grant is amortized to expense ratably over the Restriction Period. Lorillard recorded pre-tax expense related to restricted stock for the period ended June 11, 2015 of $8 million. The tax benefit recognized related to this expense for the period ended June 11, 2015 was $3 million. In conjunction with the merger discussed more fully in Note 21, vesting of certain restricted stock grants was accelerated.

Restricted share activity was as follows for the period from January 1 to June 11, 2015:

	Number of Awards	Weighted- Average Grant Date Fair Value Per Share
Balance at January 1, 2015	954,399	$42.78
Granted	19,072	62.94
Issued in exchange for RSU	278,485	47.47
Vested	(316,276)	43.77
Forfeited	–	–

Balance at June 11, 2015	935,680	44.25

Employee Stock Purchase Plan— On September 1, 2012, the Company established the Lorillard, Inc. Employee Stock Purchase Plan (“ESPP”). Under the plan, certain full-time employees, who do not receive annual equity awards under the Lorillard Plan, may purchase shares of Lorillard common stock. The plan provides for two offering periods for purchases: March through August and September through February. At the end of each offering period, employees are able to purchase shares of our common stock at a price equal to 95% of the fair market value of the common stock on the last day of the offering period. The purchases are made through payroll deductions, and an aggregate of up to 1,500,000 shares of Lorillard common stock may be purchased by eligible employees pursuant to the ESPP. The ESPP was suspended after the August 2014 offering period as part of the merger discussed more fully in Note 21.

16.	Share Repurchase Programs

As of February 24, 2012, the Company completed its $750 million share repurchase program that was announced in August 2011, after repurchasing an additional 4.9 million shares in January and February 2012 for $188 million at an average purchase price of $38.28. The Company repurchased a total of 20.1 million shares at an average price of $37.29 per share under this program.

As of January 30, 2013, the Company completed its $500 million share repurchase program that was announced in August 2012 (the “2012 Program”), after repurchasing an additional 2.8 million shares in January 2013 for $109 million at an average purchase price of $39.24. The Company repurchased a total of 12.7 million shares at an average price of $39.38 per share under this program.

As of June 4, 2014, the Company completed its $1 billion share repurchase program that was announced in March 2013 and amended in May 2013, after repurchasing an additional 2.7 million shares during the second quarter of 2014 for $156 million at an average purchase price of $58.72. The Company repurchased a total of 21.1 million shares at an average price of $47.48 per share under this program. In connection with entering into the Merger Agreement (see Note 20, “Merger Agreement and Merger-Related Litigation”), Lorillard suspended future share repurchases.

As of December 31, 2014, total shares repurchased under share repurchase programs authorized by the Board since the separation from Loews in 2008 were as follows:

Program	Amount Authorized	Number of Shares Repurchased
	(In millions)	(In millions)
July 2008 – October 2008	$400	17.6
May 2009 – July 2009	250	11.0
July 2009 – January 2010	750	29.3
February 2010 – May 2010	250	9.8
August 2010 * – August 2011	1,400	45.1
August 2011 – February 2012	750	20.1
August 2012 – January 2013	500	12.7
March 2013 ** – June 2014	1,000	21.1

Total	$5,300	166.7

*	As amended on May 19, 2011
**	As amended on May 21, 2013

17.	Accumulated Other Comprehensive Loss

Changes in accumulated other comprehensive loss, net of tax, during the period ended June 11, 2015 consisted of the following:

	Retirement Plan Items	Foreign Currency Translation Adjustments	Total
	(In millions)
Beginning balance, January 1, 2015	$261	$2	$263
Pension and post-retirement plan actuarial losses and prior service cost	(39)	–	(39)
Foreign currency translation adjustments	–	1	1

Ending balance, June 11, 2015	$222	$3	$225

Reclassifications out of accumulated other comprehensive loss during the period were as follows:

	Amount Reclassified from Accumulated Other Comprehensive Loss	Affected Line Item in the Consolidated Statement of Income
	(In millions)
Amortization of defined benefit pension and post retirement items:
Prior service costs	$(1)	(A)
Actuarial loss	(12)	(A)

	(13)	Total before tax
	5	Income tax benefit

Total reclassifications for the period	$(8)	Net of tax

(A)	These accumulated comprehensive loss components are included in the computation of net periodic pension cost, which is included in cost of sales and selling, general and administrative expenses. See Note 14, “Retirement Plans,” for additional details regarding net periodic pension and other postretirement benefits costs.

18.	Segment Information

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated on a regular basis by the chief operating decision maker, or decision making group, in deciding how to allocate resources to an individual segment and in assessing performance. Lorillard has two reportable segments, Cigarettes and Electronic Cigarettes. Lorillard identifies segments based on how our chief operating decision maker assesses performance and allocates resources, which is based on the types of products sold by each segment. Centrally incurred costs, such as the cost of Lorillard’s sales force and administrative overhead costs, are allocated to each segment based on the percentage of each segment’s budgeted net sales (excluding federal excise taxes) of Lorillard consolidated net sales (excluding federal excise taxes).

The Cigarettes segment consists principally of the operations of Lorillard Tobacco and related entities. Its principal products are marketed under the brand names of Newport, Kent, True, Maverick and Old Gold with substantially all of its sales in the United States of America.

The Electronic Cigarettes segment consists of the operations of LOEC (d/b/a blu eCigs), Cygnet (t/a SKYCIG or blu (U.K.)) and related entities. LOEC is an electronic cigarette company in the United States, and markets its products under the blu eCigs brand. Lorillard acquired the blu eCigs brand and other assets used in the manufacture, distribution, development, research, marketing, advertising and sale of electronic cigarettes on April 24, 2012. Lorillard acquired certain of the assets and operations of SKYCIG, a United Kingdom based electronic cigarette business on October 1, 2013.

Prior to the acquisition of blu eCigs on April 24, 2012, Lorillard managed its operations on the basis of one operating and reportable segment.

Lorillard maintains its headquarters and manufactures all of its cigarette products at its Greensboro, North Carolina facilities. Substantially all of Lorillard’s sales and fixed assets are in the United States of America. Newport, Kent, True, Maverick, Old Gold, blu eCigs and SKYCIG are the registered trademarks of Lorillard and its subsidiaries. Lorillard sold its major cigarette trademarks outside of the United States in 1977.

	June 11, 2015
	Cigarettes	Electronic Cigarettes	Consolidating Adjustments	Total Lorillard
Net sales	$3,197	$46	$–	$3,243
Cost of sales	1,928	39	–	1,967

Gross profit	1,269	7	–	1,276
Selling, general and administrative	248	72	–	320

Operating income (loss)	$1,021	$(65)	$–	$956

Depreciation and amortization	$25	$4	$–	$29
Total assets	$3,007	$244	$(125)	$3,126
Capital expenditures	$6	$–	$–	$6

19.	Legal Proceedings

Overview

As of June 11, 2015, 6,910 product liability cases are pending against cigarette manufacturers in the United States. Lorillard Tobacco is a defendant in 5,986 of these cases. Lorillard, Inc. is a co-defendant in 630 pending cases, and is a defendant in one case in which Lorillard Tobacco is not a defendant. A total of 3,376 of these lawsuits are Engle Progeny Cases, described below. In addition to the product liability cases, Lorillard Tobacco is a defendant in Filter Cases and Tobacco-Related Antitrust Cases.

Pending cases against Lorillard are those in which Lorillard, Inc. or Lorillard Tobacco has been joined to the litigation by either receipt of service of process, or execution of a waiver thereof, and a dismissal order has not been entered with respect to Lorillard, Inc. or Lorillard Tobacco. Certain Flight Attendant Cases that were dismissed for administrative reasons, but which may be reinstated pursuant to the settlement agreement in Broin v. Philip Morris Companies, Inc. have been included in the count of pending cases. The table below lists the number of certain tobacco-related cases pending against Lorillard Tobacco as of the date listed. A description of each type of case follows the table.

Type of Case	Total Number of Cases Pending against Lorillard as of June 11, 2015
Conventional Product Liability Cases	25
Engle Progeny Cases	3,376
West Virginia Individual Personal Injury Cases	38
Flight Attendant Cases	2,545
Class Action Case	1
Reimbursement Case	1
Filter Cases	65
Tobacco-Related Antitrust Case	1

Conventional Product Liability Cases. Conventional Product Liability Cases are brought by individuals who allege cancer or other health effects caused by smoking cigarettes, by using smokeless tobacco products, by addiction to tobacco, or by exposure to environmental tobacco smoke. Lorillard Tobacco is a defendant in each of the Conventional Product Liability cases listed in the table above, and Lorillard, Inc. is a co-defendant in three of the Conventional Product Liability Cases.

Engle Progeny Cases. Engle Progeny Cases are brought by individuals who purport to be members of the decertified Engle class. These cases are pending in a number of Florida courts. Lorillard Tobacco is a defendant in 3,375 of the Engle Progeny Cases listed in the above table. Lorillard, Inc. is a co-defendant in 627 Engle Progeny Cases, and is a defendant in one case in which Lorillard Tobacco is not a defendant. The time period for filing Engle Progeny Cases expired in January 2008 and no additional cases may be filed. Some of the Engle Progeny Cases were filed on behalf of multiple class members. Some of the courts hearing the cases filed by multiple class members have severed these suits into separate individual cases. It is possible the remaining suits filed by multiple class members may also be severed into separate individual cases.

West Virginia Individual Personal Injury Cases. In a 1999 administrative order, the West Virginia Supreme Court of Appeals transferred to the West Virginia Mass Litigation Panel a group of cases brought by individuals who allege cancer or other health effects caused by smoking cigarettes, smoking cigars, or using smokeless tobacco products (the “West Virginia Individual Personal Injury Cases”). The plaintiffs’ claims alleging injury from smoking cigarettes were consolidated for trial. The time for filing a case that could be consolidated for trial with the West Virginia Individual Personal Injury Cases expired in 2000. Lorillard Tobacco is a defendant in each of the West Virginia Individual Personal Injury Cases listed in the above table. Lorillard, Inc. is not a defendant in any of the West Virginia Individual Personal Injury Cases. After the consolidated Phase I trial in 2013, judgment was entered for the defendants on all but one of the plaintiffs’ claims. That judgment was affirmed by the West Virginia Supreme Court of Appeals in 2014. On June 8, 2015, the U.S. Supreme Court denied the plaintiffs’ petition for writ of certiorari. On the same date, the trial court issued an order finding that only 30 plaintiffs are alleged to have smoked ventilated filter cigarettes in the relevant period. On October 9, 2015, the trial court outlined the procedures for resolving the claims of the 30 Phase II plaintiffs, which claims will focus on whether plaintiffs blocked cigarette vents and, if so, whether blocking proximately caused their alleged injuries. Five cases were selected to be the first claims tried, and they were tentatively scheduled to be tried beginning on May 1, 2017. In June 2016, the court granted the defendants’ motion to compel and required the plaintiffs to file additional expert disclosures necessary to attempt to proceed with their claims. The court will set a revised discovery and trial schedule after the expert disclosures are tested for admissibility, and it pushed the tentative trial date to May 2018.

The plaintiffs’ claims alleging injury from the use of other tobacco products other than cigarettes, including smokeless tobacco and cigars, were severed from the consolidated cigarette claims in 2001 (the “Severed IPIC Claims”), and the plaintiffs took no action to prosecute the claims. They now seek to activate their smokeless claims. On January 25, 2017, the trial court denied the defendants’ motion to dismiss those claims as abandoned. The plaintiffs are now free to move forward with their claims. The court has set an initial scheduled for discovery through 2019, with other procedures to be set thereafter for any claims that remain. Lorillard Tobacco is a defendant in seven of the Severed IPIC Claims. Lorillard, Inc. is not a defendant in any of the Severed IPIC Claims.

Flight Attendant Cases. Flight Attendant Cases are brought by non-smoking flight attendants alleging injury from exposure to environmental smoke in the cabins of aircraft. Plaintiffs in these cases may not seek punitive damages for injuries that arose prior to January 15, 1997. Lorillard Tobacco is a defendant in each of the Flight Attendant Cases listed in the above table. Lorillard, Inc. is not a defendant in any of the Flight Attendant Cases. The time for filing Flight Attendant Cases expired in 2000 and no additional cases in this category may be filed.

Class Action Cases. Class Action Cases are purported to be brought on behalf of large numbers of individuals for damages allegedly caused by smoking. Lorillard Tobacco but not Lorillard, Inc. is a defendant in the Class Action Case listed in the above table. Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in additional Class Action Cases that are pending against other cigarette manufacturers, including approximately 16 “lights” Class Action Cases and one Class Action Case seeking a court-supervised medical monitoring program.

Reimbursement Cases. Reimbursement Cases are brought by or on behalf of entities seeking equitable relief and reimbursement of expenses incurred in providing health care to individuals who allegedly were injured by smoking. Plaintiffs in these cases have included the U.S. federal government, U.S. state and local governments, foreign governmental entities, hospitals or hospital districts, American Indian tribes, labor unions, private companies and private citizens. Included in this category is the suit filed by the federal government, United States of America v. Philip Morris USA, Inc., (“Philip Morris”), that sought to recover profits earned by the defendants and other equitable relief. Lorillard Tobacco is a defendant in the case, but Lorillard, Inc. is not. In August 2006, the trial court issued its final judgment and remedial order and granted injunctive and other equitable relief. The final judgment did not award monetary damages. In May 2009, the final judgment was largely affirmed by an appellate court. In June 2010, the U.S. Supreme Court denied review of the case. Some aspects of the relief granted in the 2006 remedial order are still being litigated and have not yet been implemented. See “Reimbursement Cases” below.

Filter Cases. Filter Cases are brought by individuals, including former employees of a predecessor of Lorillard Tobacco, who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by Lorillard for a limited period of time ending more than 50 years ago. Lorillard Tobacco is a defendant in 64 of the 65 Filter Cases listed in the above table. Lorillard, Inc. is a co-defendant in two of the 64 Filter Cases that are pending against Lorillard Tobacco. Lorillard, Inc. is also a defendant in one additional Filter Case in which Lorillard Tobacco is not a defendant.

Tobacco-Related Antitrust Cases. In 2000 and 2001, a number of cases were brought against cigarette manufacturers, including Lorillard Tobacco, alleging that defendants conspired to set the price of cigarettes in violation of federal and state antitrust and unfair business practices statutes. Plaintiffs sought class certification on behalf of persons who purchased cigarettes directly or indirectly from one or more of the defendant cigarette manufacturers. Lorillard Tobacco is a defendant in one Tobacco-Related Antitrust Case as set forth in the table above. Lorillard, Inc. is not a defendant in this case. All of the other cases have been either successfully defended or voluntarily dismissed.

Loss Accrual and Disclosure Policy

Lorillard establishes accruals in accordance with Accounting Standards Codification Topic 450, Contingencies (“ASC 450”), when a material litigation liability is both probable and can be reasonably estimated. There are a number of factors impacting Lorillard’s ability to estimate the possible loss or a range of loss, including the specific facts of each matter; the legal theories proffered by plaintiffs and legal defenses available to Lorillard, Inc. and Lorillard Tobacco; the wide-ranging outcomes reached in similar cases; differing procedural and substantive laws in the various jurisdictions in which lawsuits have been filed, including whether punitive damages may be pursued or are permissible; the degree of specificity in a plaintiff’s complaint; the history of the case and whether discovery has been completed; plaintiffs’ history of use of Lorillard Tobacco’s cigarettes relative to those of the other defendants; the attribution of damages, if any, among multiple defendants; the application of contributory and/or comparative negligence to the allocation of damage awards among plaintiffs and defendants; the likelihood of settlements for de minimis amounts prior to trial; the likelihood of success at trial; the likelihood of success on appeal; and the impact of current and pending state and federal appellate decisions. It has been Lorillard’s experience and is its continued expectation that the above complexities and uncertainties will not be clarified until the late stages of litigation. For those reasonably possible loss contingencies for which an estimate of the possible loss or range of loss cannot be made, Lorillard Tobacco discloses the nature of the litigation and any developments as appropriate.

Lorillard monitors the status of all outstanding litigation on an ongoing basis in order to determine the probability of loss and assess whether an estimate of the possible loss or range of loss can be determined. In evaluating litigation, Lorillard considers, among other things, the nature of the claims; the jurisdiction in which the claims have been filed and the law and case law developed in that jurisdiction; the experience of plaintiffs’ counsel in this type of litigation; the parties’ respective litigation strategies; the stage of the proceedings; the outcome of the matters at trial or on appeal; the type and amount of damages claimed by plaintiffs; the outcomes and damage awards, if any, for similar matters brought against Lorillard and/or the tobacco industry; and the possibility and likelihood of success on appeal. Lorillard’s assessment of a possible loss or range of loss is based on its assessment of the final outcome of the litigation upon the conclusion of all appeals.

Lorillard records provisions in the consolidated financial statements for pending litigation when it determines that it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Except for the impact of the State Settlement Agreements, the U.S. Government Case and certain Engle Progeny Cases as described below, while it is reasonably possible that a loss has been incurred, (1) management has concluded that it is not probable that a loss has been incurred in any material pending litigation against Lorillard, (2) management is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome in any material pending litigation due to the many variables, uncertainties and complexities described above, and (3) accordingly, management has not provided any amounts in the consolidated financial statements for possible losses related to material pending litigation. It is possible that Lorillard’s results of operations or cash flows in a particular quarterly or annual period or its financial position could be materially adversely affected by an unfavorable outcome or settlement of certain pending or future litigation or an inability to secure bonds where required to stay the execution of judgments on appeal.

Tobacco-Related Product Liability Litigation

Conventional Product Liability Cases

On July 30, 2014, a verdict was returned in Major v. R.J. Reynolds Tobacco Co. (California Superior Court, Los Angeles County), a case in which plaintiff alleged that the smoker’s injuries were caused by asbestos fiber and tobacco smoke inhalation. Lorillard Tobacco was the sole defendant at trial. The jury awarded plaintiff $2,736,700 in economic compensatory damages and $15,000,000 in non-economic compensatory damages, for a total compensatory damages award of $17,736,700. Punitive damages were not at issue in this trial. The jury apportioned 50% of the fault for the smoker’s injuries to the smoker, 17% to Lorillard Tobacco, and 33% to exposure to cigarettes manufactured by companies other than Lorillard Tobacco. The jury found that exposure to asbestos was not a substantial factor in the smoker’s injuries. On August 25, 2014, the Court entered judgment awarding plaintiff $2,550,000 in non-economic damages (which represents Lorillard Tobacco’s 17% share as found by the jury) and the amount of $1,368,350 in economic damages (under California law, Lorillard Tobacco is responsible for the amount of economic damages that the jury found was the fault of anyone other than plaintiff, not just its 17% share), for a total award against Lorillard Tobacco of $3,918,350. On September 17, 2014, Lorillard Tobacco filed a motion for a new trial and a motion for judgment notwithstanding the verdict, which the Court denied on October 28, 2014. On November 17, 2014, the Court ruled that pre-judgment interest accrued over an approximate five year period, excluding an approximate six year period during which the case was dismissed prior to re-filing. On November 26, 2014, Lorillard Tobacco noticed an appeal to the California Second District Court of Appeal from the final judgment awarding compensatory damages and the order granting in part trial court costs and pre-judgment interest. Plaintiff filed a notice of appeal from the order denying in part pre-judgment interest on December 5, 2014. On June 30, 2015, the trial court finally determined the offsets against the judgment to which Lorillard Tobacco was entitled. On July 1, 2015, the trial court entered an amended final judgment in the amount of approximately $3.78 million in compensatory damages, approximately $135,000 in costs, approximately $1.9 million in prejudgment interest, and post-judgment interest from August 25, 2014 in the amount of approximately $1,100 per day. Both sides filed notices of appeal from the final judgment, and the California Court of Appeal ordered the appeals consolidated. Lorillard Tobacco posted a supersedeas bond in the amount of approximately $9.1 million. On October 15, 2015, RJR Tobacco filed a stipulation to substitute RJR Tobacco for Lorillard Tobacco, which was granted on October 20, 2015. Briefing is complete. Oral argument has not been scheduled.

Since January 1, 2010, verdicts have been returned in 11 Conventional Product Liability Cases against cigarette manufacturers, in addition to the Major case discussed above. Lorillard Tobacco was the only defendant in one of these eleven trials, Evans v. Lorillard Tobacco Co. (Superior Court, Suffolk County, Massachusetts). Lorillard Tobacco paid $79 million in compensatory damages and interest to fully satisfy the Evans judgment in October 2013.

Neither Lorillard, Inc. nor Lorillard Tobacco was a defendant in the ten other trials since January 1, 2010. Juries found in favor of the plaintiffs and awarded compensatory damages in four of these trials and also awarded $4.0 million in punitive damages in one trial. Defendants appealed the verdicts in three of these trials. The verdict in the first case was affirmed on appeal in July 2013; judgment was satisfied and this case is concluded. As of June 11, 2015 the appeal in the second case remains pending. In September 2013, an agreement was reached between the parties in the third case and no further appellate review was taken. Satisfaction of judgment has been filed and this case is concluded. The verdict in the fourth case was affirmed on appeal in January 2015, the defendant satisfied the judgment and the case is concluded. The plaintiff in another case was awarded $25 million in punitive damages in a retrial ordered by an appellate court in which the jury was permitted to consider only the amount of punitive damages to award. Defendant’s appeal of the judgment in this case remains pending. Juries found in favor of the defendants in the five other trials. Three of these five cases have concluded. Plaintiffs in two of the cases did not pursue appeals. Plaintiff in the third case noticed an appeal, which was affirmed in February 2013, and then did not seek any further review. Plaintiff in the fourth case filed a notice of appeal to the Alaska Supreme Court from the order denying plaintiff’s motion for a new trial. In December 2015, the Alaska Supreme Court reversed the trial court decision and remanded the case with directions for the trial court to reassess whether to grant a new trial. In March 2016, the trial court granted a new trial and the defendant filed a petition for review of that order with the Alaska Supreme Court, which the court denied in July 2016. The retrial began in October 2016. In November 2016, the court declared a mistrial after the jury failed to reach a verdict. The plaintiff subsequently moved for a new trial, which is scheduled to begin October 16, 2017. Plaintiff in the fifth case noticed an appeal and the appellate court reversed the defense verdict and ordered the case returned to the trial court for a new trial.

In rulings addressing cases tried in earlier years, some appellate courts have reversed verdicts returned in favor of the plaintiffs in whole or in part, while other judgments that awarded damages to smokers have been affirmed on appeal. Manufacturers have exhausted their appeals and have been required to pay damages to plaintiffs in sixteen individual cases since 2001. Punitive damages were paid to the smokers in six of these cases. Neither Lorillard, Inc. nor Lorillard Tobacco was a party to any of these matters.

As of June 11, 2015, there were five cases scheduled for trial in 2015. As of June 11, 2015, neither Lorillard, Inc. nor Lorillard Tobacco was not a defendant in any of these cases. Trial dates are subject to change.

Engle Progeny Cases

In 2006, the Florida Supreme Court issued a ruling in Engle v. R.J. Reynolds Tobacco Co., which had been certified as a class action on behalf of Florida residents, and survivors of Florida residents, who were injured or died from medical conditions allegedly caused by addiction to smoking. During a three-phase trial, a Florida jury awarded compensatory damages to three individuals and approximately $145 billion in punitive damages to the certified class. In its 2006 decision, the Florida Supreme Court vacated the punitive damages award, determined that the case could not proceed further as a class action and ordered decertification of the class. The Florida Supreme Court also reinstated the compensatory damages awards to two of the three individuals whose claims were heard during the first phase of the Engle trial. These two awards totaled $7 million, and both verdicts were paid in February 2008. Lorillard Tobacco’s payment to these two individuals, including interest, totaled approximately $3 million.

The Florida Supreme Court’s 2006 ruling also permitted Engle class members to file individual actions, including claims for punitive damages. The court further held that these individuals are entitled to rely on a number of the jury’s findings in favor of the plaintiffs in the first phase of the Engle trial. The time period for filing Engle Progeny Cases expired in January 2008 and no additional cases may be filed. In 2009, the Florida Supreme Court rejected a petition that sought to extend the time for purported class members to file an additional lawsuit.

Engle Progeny Cases are pending in various Florida state and federal courts. Some of the Engle Progeny Cases were filed on behalf of multiple plaintiffs. Various courts have entered orders severing the cases filed by multiple plaintiffs into separate actions. In 2009, one Florida federal court entered orders that severed the claims of approximately 4,400 Engle Progeny plaintiffs, initially asserted in a small number of multi-plaintiff actions, into separate lawsuits. In some cases, spouses or children of alleged former class members have also brought derivative claims. In 2011, approximately 500 cases that were among the 4,400 cases severed into separate lawsuits in 2009, filed by family members of alleged former class members, were combined with the cases filed by the smoker from which the family members’ claims purportedly derived.

On August 1, 2013, Judge William G. Young of the District of Massachusetts took over responsibility for the Engle cases in the Middle District of Florida, Jacksonville Division. Pursuant to orders entered by Judge Young in 2013 and 2014, approximately 1,203 federal Engle cases were assigned trial readiness dates. Since these orders were issued, Lorillard Tobacco was dismissed from 783 cases. During 2015, RJR Tobacco and Lorillard Tobacco, together with Philip Morris USA Inc., settled virtually all of the Engle Progeny cases then pending against them in federal district court. The total amount of the settlement was $100 million divided as follows: RJR Tobacco - $42.5 million; Philip Morris USA Inc. - $42.5 Million; and Lorillard Tobacco - $15 million. The settlement covered more than 400 federal progeny cases but did not cover 12 federal progeny cases previously tried to verdict and currently pending on post-trial motions or appeal; and 2 federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs. Lorillard Tobacco remains a defendant in one pending federal case not subject to the settlement, the Harris case, which is stayed post-trial in the Middle District of Florida pending resolution of the Graham v. R. J. Reynolds Tobacco Co. appeal in the United States Court of Appeals for the Eleventh Circuit. Lorillard Tobacco’s share of the resolution was $15 million, which was paid and recorded as a component of selling, general and administrative expenses during the period ended June 11, 2015.

Various intermediate state and federal Florida appellate courts have issued rulings that address the scope of the preclusive effect of the findings from the first phase of the Engle trial, including whether those findings relieve plaintiffs from the burden of proving certain legal elements of their claims. The Florida Supreme Court granted review in the Douglas case, in which a verdict awarding compensatory damages to the plaintiff was affirmed by an intermediate state Florida appellate court, to address the issue of whether a tobacco manufacturer’s due process rights are violated by reliance upon the Engle Phase I findings. On March 14, 2013, the Florida Supreme Court ruled that application of the Engle Phase I findings to establish certain elements of plaintiffs’ claims is not a violation of the Engle defendants’ due process rights. In order to prevail on either strict liability or negligence claims, the Court found that an Engle plaintiff must establish (1) membership in the Engle class; (2) that addiction to smoking the Engle defendants’ cigarettes containing nicotine was a legal cause of the injuries the plaintiff alleged; and (3) damages. On August 12, 2013, defendants filed a petition with the United States Supreme Court seeking review of the Florida Supreme Court’s decision. This petition for review was denied on October 7, 2013. The due process issue was also on appeal in the United States Court of Appeals for the Eleventh Circuit in two cases that had been consolidated for appeal: Duke and Walker. On September 6, 2013, the United States Court of Appeals for the Eleventh Circuit affirmed the verdicts in these cases, holding that the judgment of the Florida Supreme Court in Douglas should be given full faith and credit, and that deference to the decision in Douglas did not violate the due process rights of the defendant. The defendant filed a petition for rehearing of the decision in Duke and Walker with the United States Court of Appeals for the Eleventh Circuit in October 2013. On October 31, 2013, the United States Court of Appeals for the Eleventh Circuit vacated and reconsidered its original opinion. The Court entered a new opinion that is substantively similar to the original opinion. On November 7, 2013, the Court denied defendant’s petition for rehearing. On November 13, 2013, the defendant filed a second petition, seeking review of the October 31, 2013 opinion. On January 6, 2014, the Court denied this petition. On March 28, 2014, the defendant in Duke and Walker filed a petition with the United States Supreme Court seeking to answer the question of whether the Engle Phase I findings can be applied to establish certain elements of plaintiffs’ claims. On the same date, defendants filed similar petitions in the Brown case (an appeal from a Florida state court trial), as well as in eight other state court cases, including two cases in which Lorillard Tobacco is a defendant (Mrozek and Sury). The defendants requested that these petitions be held pending disposition of the Duke, Walker, and Brown cases, and resolved in a similar manner. On June 9, 2014, the United States Supreme Court declined to accept review of the Duke and Walker cases. On the same date, the United States Supreme Court declined to accept review of the Brown case and the eight other state court cases, including Mrozek and Sury, discussed below.

Various courts, including appellate courts, have issued rulings that have addressed the conduct of the cases prior to trial. One intermediate Florida state appellate court ruled in 2011 that plaintiffs are permitted to assert a claim against a cigarette manufacturer even if the smoker did not smoke a brand produced by that manufacturer. Defendants’ petition for review of this decision by the Florida Supreme Court was denied in August 2012. In March 2012, another intermediate state appellate court agreed with the 2011 ruling and reversed dismissals in a group of cases. In June and July 2013, the Florida Supreme Court denied defendants’ petitions for review of the intermediate appellate court’s decision in these cases. These rulings may limit the ability of the defendants, including Lorillard, Inc. and Lorillard Tobacco, to be dismissed from cases in which smokers did not use a cigarette manufactured by Lorillard Tobacco. In October 2012, the Florida First District Court of Appeal affirmed a judgment awarding compensatory damages only; however, the appeals court certified to the Florida Supreme Court the question of whether Engle class members may pursue an award of punitive damages based on claims of negligence or strict liability. On February 28, 2014 the Florida Supreme Court announced it would grant review of this case. In June 2013, the Florida Supreme Court reversed an intermediate state appellate court and held that a plaintiff’s representative may continue to litigate an existing lawsuit after the original plaintiff has died. Defendants did not seek further review of this decision. In December 2013, the Florida First District Court of Appeal affirmed the summary judgments in favor of the defendants regarding three plaintiffs who had opted out of the Engle class and subsequently reapplied for admission. The Court held that the Florida Supreme Court’s decision in Engle did not provide any basis for the readmission of a former class member in the event that they had timely opted out of the class and did not initiate an individual action until after the statute of limitations had run. Lorillard Tobacco was a defendant in two of these cases.

In connection with the Engle Progeny Cases, Lorillard and various other tobacco manufacturing defendants face various other legal issues that could materially affect the outcome of the Engle cases. These legal issues include, but are not limited to, the application of the statute of limitations, the constitutionality of a cap on the amount of a bond necessary to obtain an automatic stay of a post-trial judgment, whether a judgment based on a claim of intentional conduct should be reduced by a jury’s findings of comparative fault, whether damages can be awarded jointly and severally, and whether plaintiffs’ strict liability and negligence claims are preempted by federal law. Various intermediate Florida appellate courts and Florida Federal Courts have issued rulings on these issues.

On April 8, 2015, the Eleventh Circuit Court of Appeals issued an opinion in the federal Graham case, reversing the Middle District of Florida’s denial of judgment as a matter of law. In that case, a jury awarded plaintiff compensatory damages on his strict liability and negligence claims. The Court held that strict liability and negligence claims based on the findings of the jury in the original Engle class action are preempted by federal laws regulating cigarettes. The Court further held that basing strict liability and negligence claims on the Engle findings implies that all cigarettes sold during the class period were defective as a matter of law and that therefore the only way that cigarette manufacturers could not breach their duty would be to not sell cigarettes, a result at odds with the objectives of Congress’ decision to regulate, and not ban, cigarettes. On January 21, 2016, the Eleventh Circuit granted the plaintiff’s motion for rehearing en banc and vacated the panel decision. On March 23, 2016, the Eleventh Circuit requested briefing on the issues of whether plaintiff’s claims are preempted and, if not, whether the defendants’ due process rights are violated. Oral argument occurred on June 21, 2016. A decision is pending.

On April 2, 2015, the Florida Supreme Court issued an opinion in the Hess case, reinstating a judgment awarding punitive damages that had been reversed by an intermediate Florida appellate court. The Court held that the Engle defendants are precluded from asserting a statute of repose defense to an Engle plaintiff’s fraud claim as a matter of law. Three other cases in which punitive damage awards were reversed, and which were stayed pending resolution of Hess, are pending before the Florida Supreme Court. Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in Hess or the other three cases pending before the Florida Supreme Court. Also on April 2, 2015, in a related ruling, the Florida Supreme Court in the Russo case upheld the trial court’s decision to deny defendants’ requested jury instruction on the fraud statute of repose. The Florida Supreme Court held that the requested jury instruction would have precluded the jury from considering any evidence of reliance on defendants’ statements prior to the repose period. The Court reiterated its holding in Hess. Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in Russo.

Lorillard Tobacco was a defendant in two Engle Progeny Cases that went to trial in 2015. As further described below, one case has been concluded and one is pending trial on outstanding issues.

As of June 11, 2015, verdicts had been returned in twenty-one Engle Progeny Cases in which Lorillard Tobacco was a defendant. Lorillard, Inc. was a defendant in one of these cases at the time of verdict. Juries awarded compensatory damages to the plaintiffs in sixteen of these cases. In four of the sixteen cases in which juries awarded compensatory damages, plaintiffs were awarded punitive damages from Lorillard Tobacco. In another case, the court entered an order following trial that awarded plaintiff compensatory damages. The twenty-one cases in which Lorillard Tobacco was a defendant are listed below in the order in which the verdicts were returned:

•	In Rohr v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), a jury returned a verdict in favor of the defendants, including Lorillard Tobacco, in October 2010. Plaintiff in Rohr did not pursue an appeal and the case is concluded.

•

In Mrozek v. Lorillard Tobacco Co. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), the jury awarded plaintiff a total of $6 million in compensatory damages and $11.3 million in punitive damages in March 2011. The jury apportioned 35% of the fault for the smoker’s injuries to the smoker and 65% to Lorillard Tobacco. The final judgment entered by the trial court reflected the jury’s verdict and awarded plaintiff $3,900,588 in compensatory damages and $11,300,000 in punitive damages plus the applicable statutory rates of annual interest. In December 2012, the Florida First District Court of Appeal affirmed the final judgment awarding compensatory and punitive damages and Lorillard Tobacco’s motion for rehearing of the appellate court opinion was denied in February 2013. In March 2013, Lorillard Tobacco filed a notice with the Florida Supreme Court seeking review of the appellate court decision. On February 13, 2014, the Florida Supreme Court declined to grant review of this case. In March 2014, Lorillard Tobacco amended the bond necessary to maintain a stay on payment of the final judgment. On March 28, 2014, Lorillard Tobacco filed a petition with the United States Supreme Court, seeking review of the due process issue, and requested that the petition be held and resolved in the same manner as the Duke, Walker, and Brown cases, also pending before the United States Supreme Court. On June 9, 2014, the United States Supreme Court denied the petition seeking review. The trial court announced on June 25, 2014 that it had granted Lorillard Tobacco’s motion to determine the applicable rates of post-judgment interest that were in dispute. On June 27, 2014, Lorillard Tobacco made a payment of $17,500,197 to satisfy the final judgment awarding compensatory and punitive damages and post-judgment interest. On July 25, 2014, the court entered an order confirming satisfaction of judgment.

•	In Tullo v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $4.5 million in compensatory damages, in April 2011. The jury assessed 45% of the fault to the smoker, 5% to Lorillard Tobacco and 50% to other defendants. The jury did not award punitive damages to the plaintiff. The court entered a final judgment that awarded plaintiff $225,000 in compensatory damages from Lorillard Tobacco plus 6% annual interest. On October 16, 2013, defendants noticed an appeal from the final judgment to the Florida Fourth District Court of Appeal. In August 2013, the Florida Fourth District Court of Appeal affirmed the final judgment. Defendants filed a notice with the Florida Supreme Court seeking review of the appellate court decision. On March 10, 2014, the trial court entered an order confirming that Lorillard Tobacco had satisfied the judgment awarding compensatory damages and post-judgment interest for an amount totaling approximately $263,400. On March 18, 2014, Lorillard Tobacco filed a notice of voluntary dismissal of their petition seeking review of the Florida Supreme Court and the Court entered an order dismissing the petition for review as to Lorillard Tobacco on May 21, 2014. The Florida Supreme Court declined to accept review of the petition as to the other defendants.

•	In Sulcer v. Lorillard Tobacco Co. (Circuit Court, First Judicial Circuit, Escambia County, Florida), in April 2011, the jury awarded $225,000 in compensatory damages to the plaintiff and it assessed 95% of the fault for the smoker’s injuries to the smoker with 5% allocated to Lorillard Tobacco. The jury did not award punitive damages to the plaintiff. The court entered a final judgment that incorporated the jury’s determination of the parties’ fault and awarded plaintiff $11,250 in compensatory damages. Lorillard Tobacco paid approximately $246,000 to resolve the verdict, costs and fees, as well as all post-trial motions and any potential appeal by the plaintiff. Following this payment, Sulcer was concluded.

•	In Jewett v. R.J. Reynolds Tobacco Co. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), the jury awarded the estate of the decedent $692,981 in compensatory damages and awarded the plaintiff $400,000 for loss of companionship in May 2011. The jury assessed 70% of the responsibility for the decedent’s injuries to the decedent, 20% to RJR Tobacco and 10% to Lorillard Tobacco. The jury did not award punitive damages to the plaintiff. The final judgment entered by the trial court reflected the jury’s verdict and awarded plaintiff a total of $109,298 from Lorillard Tobacco plus 6% annual interest. In November 2012, the Florida First District Court of Appeal reversed the judgment awarding compensatory damages and ordered the case returned to the trial court for a new trial. In January 2013, the appellate court denied a motion filed by the plaintiff for rehearing of the decision reversing the judgment. Both the plaintiff and defendants filed notices with the Florida Supreme Court seeking review of the appellate court decision. On February 14, 2014, the Florida Supreme Court declined to grant review of this case. A new trial date has not been set.

•

In Weingart v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), in July 2011, the jury determined that the decedent did not sustain any compensatory damages from the defendants, including Lorillard Tobacco, and it returned a verdict for the defendants that punitive damages were not warranted. The jury assessed 91% of the fault for the decedent’s injuries to the decedent, 3% to Lorillard Tobacco and 3% to each of the other two defendants. Following trial, the court granted in part a motion filed by the plaintiff to award damages and it awarded plaintiff $150,000 in compensatory damages. The court entered a final judgment that applied the jury’s comparative fault determinations to the court’s award of compensatory damages. The final judgment awarded plaintiff $4,500 from Lorillard Tobacco. Defendants noticed an appeal to the Florida Fourth District Court of Appeal from the order that awarded compensatory damages to the plaintiff and amended their notice of appeal to address the final judgment. On February 13, 2013, the Florida Fourth District Court of Appeal affirmed the final judgment awarding compensatory damages. Defendants filed a notice with the Florida Supreme Court seeking review of this decision. In June 2013, all defendants satisfied both the final judgment awarding compensatory damages with Lorillard Tobacco’s share amounting to approximately $50,000. Defendants’ petition for Florida Supreme Court review and the appeal from the costs judgment have been dismissed. This case is concluded.

•	In Sury v. R.J. Reynolds Tobacco Co. (Circuit Court, Fourth Judicial Circuit, Duval County, Florida), in November 2011, the jury awarded plaintiff $1,000,000 in compensatory damages and assessed 60% of the responsibility for the decedent’s injuries to the decedent, 20% to Lorillard Tobacco and 20% to RJR Tobacco. The jury returned a verdict for the defendants regarding whether punitive damages were warranted. In March 2012, the court entered a final judgment against defendants in the amount of $1,000,000, jointly and severally, plus 4.75% annual interest, declining to apply the jury’s comparative fault findings to causes of action alleging intentional conduct. On June 24, 2013, the Florida First District Court of Appeal affirmed the final judgment. Defendants’ motion for rehearing of this decision with the Florida First District Court of Appeal was denied in August 2013. The Florida Supreme Court declined review of the intermediate appellate court decision in January 2014. On March 28, 2014, defendants filed a petition with the United States Supreme Court, seeking review of the due process issue, and requested that the petition be held and resolved in the same manner as the Duke, Walker, and Brown cases, also pending before the United States Supreme Court. On June 9, 2014, the United States Supreme Court denied the petitions seeking review. On June 19, 2014, Lorillard Tobacco made a payment of $1,659,674 to satisfy the final judgment awarding compensatory damages plus post judgment interest, trial level attorneys’ fees and costs, and Florida Supreme Court fees. The Court entered an order confirming satisfaction of judgment on July 24, 2014.

•	In Alexander v. Lorillard Tobacco Co. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida), the jury awarded plaintiff $20,000,000 in compensatory damages and $25,000,000 in punitive damages in February and March 2012. Lorillard Tobacco is the only defendant in this case. The jury apportioned 20% of the fault for the smoker’s injuries to the smoker and 80% to Lorillard Tobacco. In March 2012, the court entered a final judgment that applied the jury’s comparative fault determination to the court’s award of compensatory damages, awarding the plaintiff $16,000,000 in compensatory damages and $25,000,000 in punitive damages from Lorillard Tobacco. In May 2012, the court granted a motion by Lorillard Tobacco to lower the amount of compensatory damages and reduced the amount awarded to $10,000,000 from Lorillard Tobacco. Other post-trial motions challenging the verdict were denied. The court entered an amended final judgment that applied the jury’s comparative fault determination to the court’s award of compensatory damages, awarding the plaintiff $8,000,000 in compensatory damages and $25,000,000 in punitive damages. Lorillard Tobacco noticed an appeal from the amended final judgment to the Florida Third District Court of Appeal. On September 4, 2013, the Florida Third District Court of Appeal affirmed the amended final judgment. Lorillard Tobacco’s motion for rehearing of this decision with the Florida Third District Court of Appeal was denied in October 2013. Lorillard Tobacco filed a petition with the Florida Supreme Court seeking review of the intermediate appellate court decision in November 2013, and this petition was denied on September 9, 2014. On September 23, 2014, Lorillard Tobacco made a payment of $38,960,916 to resolve all damages, costs and fees and post-judgment interest. Plaintiff filed a satisfaction of judgment on September 29, 2014 and the Court confirmed satisfaction of judgment on October 3, 2014. This case is concluded.

•

In Calloway v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff and a daughter of the decedent a total of $20,500,000 in compensatory damages in May 2012. The jury apportioned 20.5% of the fault for the smoker’s injuries to the smoker, 27% to RJR Tobacco, 25% to Philip Morris, 18% to Lorillard Tobacco, and 9.5% to Liggett. The jury awarded $12,600,000 in punitive damages from Lorillard Tobacco and $42,250,000 from the other defendants, for a total punitive damages award of $54,850,000. In August 2012, the court granted a post-trial motion by the defendants and lowered the compensatory damages award to $16,100,000.

The court also ruled that the jury’s finding on the smoker’s percentage of comparative fault would not be applied to reduce the compensatory damage award because the jury found in favor of the plaintiff on her claims alleging intentional conduct. In August 2012, the court entered final judgment against defendants in the amount of $16,100,000 in compensatory damages, jointly and severally, and $54,850,000 ($12,600,000 from Lorillard Tobacco) in punitive damages. Defendants filed a notice of appeal from the final judgment to the Florida Fourth District Court of Appeal. Oral argument occurred on June 16, 2015. On January 6, 2016, the Florida Fourth District Court of Appeal reversed the fraudulent concealment and conspiracy claims, reversed the punitive damages award and remanded the case for a new trial on those issues. On September 23, 2016, the Florida Fourth District Court of Appeal, sitting en banc, reversed the judgment in its entirety and remanded the case for a new trial. On March 16, 2017, the Florida Supreme Court declined to accept jurisdiction of the case. The new trial has not been scheduled. The deadline for the plaintiff to file a petition for writ of certiorari with the U.S. Supreme Court is June 14, 2017.

•	In Evers v. R.J. Reynolds Tobacco Co. (Circuit Court, Thirteenth Judicial Circuit, Hillsborough County, Florida), the jury awarded plaintiff and the estate of the decedent a total of $3,230,000 in compensatory damages in February 2013. The jury apportioned 31% of the fault for the smoker’s injuries to the smoker, 60% to RJR Tobacco and 9% to Lorillard Tobacco. The jury found that punitive damages against Lorillard Tobacco were not warranted and awarded $12,362,042 in punitive damages from RJR Tobacco only. The Court granted a post-trial motion by RJR Tobacco for a directed verdict on punitive damages and, as a result, the jury’s punitive damages award was set aside. The Court denied a motion filed by the plaintiff to reconsider the directed verdict. At a post-trial hearing, the plaintiff waived entitlement to the jury’s loss of services award which amounted to $280,000 of the total compensatory damages award. In May 2013, the court entered a final judgment that applied the jury’s comparative fault determinations and awarded plaintiff and the estate of the decedent $2,035,500 in compensatory damages ($265,500 from Lorillard Tobacco), plus the statutory rate of interest. Plaintiff and defendants have both appealed the final judgment to the Florida Second District Court of Appeal. On July 8, 2015, RJR Tobacco filed a motion to substitute RJR Tobacco in place of Lorillard Tobacco in the on-going appeal. The substitution was granted on July 13, 2015. On November 6, 2015, the Florida Second District Court of Appeal reversed and reinstated the jury’s verdict on the plaintiff’s claims for fraud by concealment and conspiracy to commit fraud by concealment. As a result, the punitive damages awarded against RJR Tobacco were reinstated. On remand, the jury’s verdict was reinstated. On March 14, 2016, the trial court entered an amended final judgment against RJR Tobacco in the amount of $2.95 million, in compensatory damages and $12.36 million in punitive damages. In April 2016, the defendant appealed to the Florida Second District Court of Appeal and posted a supersedeas bond in the amount of $5 million. Oral argument occurred on February 7, 2017. A decision is pending.

•	In Cohen v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff and the estate of the decedent a total of $2,055,050 in compensatory damages in May 2013. The jury apportioned 40% of the fault for the smoker’s injuries to the smoker, 30% to RJR Tobacco, 20% to Lorillard Tobacco, and 10% to Liggett. The jury found that punitive damages were not warranted against any of the defendants. On May 6, 2013, the Court entered final judgment against defendants in the amount of $1,233,030 ($411,010 from Lorillard Tobacco) plus 4.75% annual interest. On July 10, 2013, the Court entered an order granting defendants’ motion for a new trial based on the plaintiff’s improper arguments during closing. This order effectively vacated the final judgment. Plaintiff and defendants have both appealed the order granting the motion for new trial to the Florida Fourth District Court of Appeal. The new trial date has not been scheduled. On September 2, 2015, RJR Tobacco filed a motion to substitute RJR Tobacco in place of Lorillard Tobacco, which was granted on September 11, 2015. On September 7, 2016, the Florida Fourth District Court of Appeal affirmed the trial court’s order granting the defendants’ motion for a new trial. The Florida Supreme Court declined to accept jurisdiction of the case on March 16, 2017. The deadline for the plaintiff to file a petition for writ of certiorari with the U.S. Supreme Court is June 14, 2017.

•	In LaMotte v. R.J. Reynolds Tobacco Co. (Circuit Court, First Judicial Circuit, Escambia County, Florida), the jury returned a verdict in favor of the defendants in May 2013. The

Court entered final judgment in favor of the defendants in May 2013. Plaintiff has agreed to waive any post-trial or appellate review of the verdict and judgment, and defendants have agreed not to seek to recover costs or fees. This case is concluded.

•	In Ruffo v. R.J. Reynolds Tobacco Co. (Circuit Court, Eleventh Judicial Circuit, Miami-Dade County, Florida), the jury awarded plaintiff $1,500,000 in compensatory damages in May 2013. The jury apportioned 85% of the fault for the smoker’s injuries to the smoker, 12% to Philip Morris, and 3% to Lorillard Tobacco. Defendants’ post-trial motions challenging the verdict were denied. On October 4, 2013, the Court entered a final judgment against defendants that applied the jury’s comparative fault determinations and awarded plaintiff $225,000 in compensatory damages ($45,000 from Lorillard Tobacco) plus the statutory rate of interest. Defendants noticed an appeal from the final judgment to the Florida Third District Court of Appeal. On May 12, 2014, the trial court entered an order confirming that Lorillard Tobacco had satisfied the judgment awarding compensatory damages and post-judgment interest for an amount totaling $46,857. On May 9, 2014, the Florida Third District Court of Appeal entered an order recognizing Lorillard Tobacco’s voluntary dismissal of their appeal to the final judgment. On November 19, 2014 the Florida Third District Court of Appeal affirmed the final judgment as to Philip Morris. This case is concluded.

•	In Gafney v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $5,800,000 in compensatory damages in September 2013. The jury apportioned 34% of the fault for the smoker’s injuries to the smoker, 33% to RJR Tobacco, and 33% to Lorillard Tobacco. Lorillard, Inc. was also a defendant in this trial but damages and comparative fault were not assessed separately for Lorillard, Inc. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On September 26, 2013, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $3,828,000 in compensatory damages ($1,914,000 from Lorillard Tobacco), plus the statutory rate of interest. Defendants’ post-trial motions challenging the verdict were denied in November 2013. Defendants noticed an appeal from the final judgment to the Florida Fourth District Court of Appeal. On September 28, 2015, RJR Tobacco filed a motion to substitute RJR Tobacco in place of Lorillard Tobacco, which was granted on October 2, 2015. On March 23, 2016, the Florida Fourth District Court of Appeal reversed the judgment of the trial court and remanded for a new trial due to improper comments made to the jury during plaintiff’s counsel’s closing arguments. In August 2016, the Florida Supreme Court declined to accept jurisdiction of the case. The new trial has not been scheduled.

•	In Jacobson v. R.J. Reynolds Tobacco Co. (Federal Court, Southern District, Miami, Florida), the jury returned a verdict in favor of the defendants on October 29, 2013. The Court entered final judgment in favor of the defendants on October 30, 2013. Plaintiff filed a motion for new trial which was denied in January 2014. On February 10, 2014, the Court entered an order granting Lorillard Tobacco’s motion for attorneys’ fees and costs. Lorillard Tobacco has agreed not to enforce its right to fees and costs in exchange for plaintiff’s agreement not to pursue an appeal of the verdict. This case is concluded.

•	In Chamberlain v. R. J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida) the jury returned a verdict in favor of the defendants on November 15, 2013. The Court entered final judgment in favor of the defendants on November 20, 2013. Plaintiff’s motion for new trial was denied on April 25, 2014. On June 27, 2014, plaintiff filed a notice of appeal from the final judgment with the Eleventh Circuit Court of Appeals. On December 3, 2014, the Eleventh Circuit Court of Appeals dismissed the appeal from the final judgment, ruling that the filing date was past the deadline to appeal. This case is concluded.

•

In Burkhart v. R.J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida), the jury awarded plaintiff a total of $5,000,000 in compensatory damages on May 15, 2014. The jury apportioned 50% of the fault for the smoker’s injuries to the smoker, 25% to RJR Tobacco, 15% to Philip Morris, and 10% to Lorillard Tobacco. The jury awarded $500,000 in punitive damages from Lorillard Tobacco and $2,000,000 from the other defendants for a total punitive damages award of $2,500,000. The Court ruled that the jury’s finding on the plaintiff’s percentage of comparative fault would not be applied to reduce the compensatory damage award because the jury found in favor of the plaintiff on her claims alleging intentional conduct. On June 11, 2014, the Court entered a final judgment against defendants in the amount of $5,000,000 in compensatory damages, jointly and severally, and $2,500,000 ($500,000 from Lorillard Tobacco) in punitive damages, plus the statutory rate of interest. The Court denied defendants’ post-trial motions challenging the verdict. On October 10, 2014, defendants filed a notice of appeal from the final judgment with the Eleventh Circuit Court of Appeals. Oral argument occurred on September 29, 2015. A decision is pending. This case is not subject to the tentative federal settlement discussed above.

•	In Harris v. R.J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida), on July 31, 2014, the jury found that one of the smoker’s alleged Engle qualifying diseases did not manifest prior to the cut-off period for membership in the Engle class, and that the smoker’s other alleged Engle qualifying disease was not caused by the smoker’s addiction to cigarettes containing nicotine. However, the jury awarded compensatory damages on plaintiff’s survival and wrongful death claims in the total amount of $1,726,650. The jury apportioned 60% of the fault for the smoker’s injuries to the smoker, 15% to Philip Morris, 15% to RJR Tobacco, and 10% to Lorillard Tobacco, in connection with plaintiff’s survival claims. The jury apportioned 70% of the fault for the smoker’s injuries to the smoker, 10% to Philip Morris, 10% to RJR Tobacco, and 10% to Lorillard Tobacco, in connection with plaintiff’s wrongful death claims. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On August 13, 2014, defendants filed a motion for entry of judgment in favor of all defendants, arguing that the jury’s findings establish that the smoker was not an Engle class member. On December 17, 2014, the Court denied defendants’ motion. On December 18, 2014, the Court entered final judgment, awarding $1,726,650 in compensatory damages in a lump sum against all defendants. The jury’s comparative fault determinations were not applied despite the jury’s finding in favor of the defendants on the claims alleging intentional conduct. On January 15, 2015, defendants filed additional post-trial motions challenging the verdict and the final judgment. Plaintiff does not oppose applying the jury’s comparative fault determinations to the final judgment. The Court had not ruled on these motions. On April 30, 2015, the court stayed all post-trial proceedings pending resolution of any petition for en banc consideration and rehearing in Graham v. R. J. Reynolds Tobacco Co. This case is not subject to the tentative federal settlement discussed above.

•	In Irimi v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff a total of $3,123,437 in compensatory damages on August 28, 2014. The jury apportioned 70% of the fault for the smoker’s injuries to the smoker, 14.5% to Lorillard Tobacco, 14.5% to RJR Tobacco, and 1% to Liggett. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. Defendants filed post-trial motions challenging the verdict and plaintiff filed a motion for a new trial on the issue of entitlement to punitive damages. On December 18, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $937,031 in compensatory damages ($452,898 from Lorillard Tobacco), plus the statutory rate of interest. On January 27, 2015, the Court entered an order granting defendants’ motion for a new trial based on improper jury selection procedures, which effectively vacates the final judgment. Plaintiff filed a motion for rehearing on February 4, 2015, which was denied on February 16, 2015. On February 23, 2015, the plaintiff and the defendants filed notices of appeal to the Florida Fourth District Court of Appeal from the order granting a new trial. Briefing is complete. Oral argument is scheduled for June 20, 2017.

•

In Lourie v. R.J. Reynolds Tobacco Co. (Circuit Court, Thirteenth Judicial Circuit, Hillsborough County, Florida), the jury awarded plaintiff and a son of the decedent a total of $1,371,549 in compensatory damages on October 10, 2014. The jury apportioned 63% of the fault for the smoker’s injuries to the smoker, 27% to Philip Morris, 7% to Lorillard Tobacco, and 3% to RJR Tobacco. The jury found that punitive damages were not warranted against any of the defendants. The Court denied defendants’ post-trial motions challenging the verdict. On November 6, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded plaintiff and a son of the decedent a total of $507,473 in compensatory damages ($96,008 from Lorillard Tobacco), plus the statutory rate of interest. Defendants have noticed an appeal from the final judgment to the Florida Second District Court of Appeal. On August 10, 2016, the Florida

Second District Court of Appeal affirmed the final judgment. The defendants filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court on September 8, 2016. On April 25, 2017, the Florida Supreme Court ordered the defendants to show cause why jurisdictions should not be declined based on the decision in Marotta v. R. J. Reynolds Tobacco Co.

•	In Perrotto v. R.J. Reynolds Tobacco Co. (Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida), the jury awarded plaintiff a total of $4,087,339 in compensatory damages on November 21, 2014. The jury apportioned 49% of the fault for the smoker’s injuries to the smoker, 25% to Philip Morris, 20% to RJR Tobacco, 6% to Lorillard Tobacco, and 0% to Liggett. Because the jury found in favor of the defendants on the claims alleging intentional conduct, the plaintiff was not entitled to punitive damages. On December 4, 2014, the Court entered a final judgment that applied the jury’s comparative fault determinations and awarded the plaintiff a total of $2,084,545 in compensatory damages ($245,240 from Lorillard Tobacco), plus the statutory rate of interest. Defendants have filed post-trial motions challenging the verdict, and the plaintiff has filed a post-trial motion seeking a new trial on entitlement to punitive damages. In May 2016, the court granted the plaintiff’s motion for a new trial on punitive damages but denied it in all other respects. The new trial is scheduled to begin June 5, 2017.

Since June 11, 2015, one case in which Lorillard Tobacco was a defendant was tried.

•	In McCoy v. R. J. Reynolds Tobacco Co. (Circuit Court, Nineteenth Judicial Circuit, Broward County, Florida), the jury awarded plaintiff a total of $1,500,000 in compensatory damages on July 13, 2015. The jury apportioned 35% of the fault for the smoker’s injuries to the smoker, 25% to RJR Tobacco, 20% to Lorillard Tobacco, and 20% to Philip Morris. The jury awarded $3,000,000 in punitive damages from each defendant for a total punitive damages award of $9,000,000. On August 10, 2015, the court entered final judgment against RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and Philip Morris, jointly and severally, in the amount of $1,500,000 in compensatory damages and $3,000,000 in punitive damages against each of RJR Tobacco, RJR Tobacco as successor-by-merger to Lorillard Tobacco, and Philip Morris. The defendants appealed to the Florida Fourth District Court of Appeal and posted a supersedeas bond in the amount of approximately $3.35 million, and the plaintiff filed a notice of cross appeal. Briefing is complete. Oral argument has not been scheduled.

In addition, Lorillard Tobacco was a defendant in two trials that did not result in a complete verdict:

•	In Landau v. R.J. Reynolds Tobacco Co. (Federal Court, Middle District, Jacksonville, Florida), on February 18, 2015, the jury returned a verdict in favor of the plaintiff on liability and awarded plaintiff $100,000 in compensatory damages. The jury apportioned 75% of the fault for the smoker’s injuries to the smoker and 25% to Lorillard Tobacco. The jury also determined that the plaintiff was entitled to punitive damages. During the Phase II portion of the trial, to determine the amount of punitive damages, the case was resolved in its entirety by the parties. This case is concluded.

•	In Caprio v. R.J. Reynolds Tobacco Co. (Circuit Court, Seventeenth Judicial Circuit, Broward County, Florida), on February 24, 2015, the jury returned an incomplete verdict form that awarded plaintiff $559,172 in compensatory damages for lost earnings and medical expenses. The jury apportioned 40% of the fault for the smoker’s injuries to the smoker, 25% to Philip Morris, 20% to RJR Tobacco, 10% to Lorillard Tobacco, and 5% to Liggett. The jury did not answer the question as to plaintiff’s amount of damages for pain and suffering, nor did the jury answer the question as to whether punitive damages were warranted against any of the defendants. The defendants filed motions for mistrial and for a new trial. The plaintiff filed a motion to retain the findings of the jury. The court denied the defendants’ post-trial motions in May 2015. A new trial will be held on the remaining issues, including comparative fault allocation. The defendants filed a notice of appeal to the Florida Fourth District Court of Appeal on May 26, 2015. The plaintiff filed a motion to dismiss the appeal on June 16, 2015. On January 22, 2017, the defendants dismissed their appeal. The case remains pending in the trial court. The new trial is scheduled for the July 5 – September 29, 2017 trial docket.

As of June 11, 2015, verdicts have been returned in 144 Engle Progeny trials since the Florida Supreme Court issued its 2006 ruling that permitted members of the Engle class to bring individual lawsuits in which neither Lorillard, Inc. nor Lorillard Tobacco was a defendant at trial. Juries awarded compensatory damages and punitive damages in 47 of the trials. In 46 of those 47 trials, the amount of punitive damages awarded has totaled approximately $901.7 million and ranged from $20,000 to $244 million. In July 2014, punitive damages of $23.6 billion were awarded in one of these cases. In that case, the Court granted in part a post-trial motion filed by the defendant and reduced the punitive damages to approximately $17 million. The defendant objected to the amount awarded and the Court ordered a new trial on the amount of punitive damages only. In 40 of the trials, juries’ awards were limited to compensatory damages. In the 57 remaining trials, juries found in favor of the defendants. Post-trial motions challenging the verdicts in some cases and appeals from final judgments in some cases are pending before various Florida circuit and intermediate appellate courts. As of June 11, 2015, one verdict in favor of the defendants and four verdicts in favor of the plaintiff have been reversed on appeal and returned to the trial court for a new trial on all issues. In ten cases, the intermediate appellate courts have ruled that the issue of damages awarded must be revisited by the trial court. As discussed above, the Florida Supreme Court reinstated a punitive damages award that had been reversed by an intermediate appellate court, and the Eleventh Circuit Court of Appeals reversed a judgment awarding compensatory damages. Motions for rehearing of these appellate court rulings are pending in some cases.

In June 2009, Florida amended the security requirements for a stay of execution of any judgment during the pendency of appeal in Engle Progeny Cases. The amended statute provides for the amount of security for individual Engle Progeny Cases to vary within prescribed limits based on the number of adverse judgments that are pending on appeal at a given time. The required security decreases as the number of appeals increases to ensure that the total security posted or deposited does not exceed $200 million in the aggregate. This amended statute applies to all judgments entered on or after June 16, 2009. The plaintiffs in some cases challenged the constitutionality of the amended statute. These motions were denied, withdrawn or declared moot. In January 2012, the Florida Supreme Court agreed to review one of the orders denying a challenge to the amended statute. In August 2012, the Florida Supreme Court dismissed the appeal as moot because the defendant had satisfied the judgment.

West Virginia Individual Personal Injury Cases

The West Virginia Individual Personal Injury Cases (the “IPIC Cases”) were brought by individuals who alleged cancer or other health effects caused by smoking cigarettes, smoking cigars, or using smokeless tobacco products. In September 2000, there were approximately 1,250 IPIC Cases, and Lorillard Tobacco was named in all but a few of them. Lorillard, Inc. was not a defendant in any of the IPIC Cases. Plaintiffs in most of the IPIC Cases alleged injuries from smoking cigarettes, and the claims alleging injury from smoking cigarettes were consolidated for a multi-phase trial. The order that consolidated those claims for trial limited the consolidation to cases that were filed by September 2000.

Approximately 645 IPIC Cases were dismissed in their entirety before trial. Lorillard Tobacco was dismissed from approximately 565 additional IPIC Cases because those plaintiffs did not submit evidence that they used a Lorillard Tobacco product. At the time the Phase I trial began, Lorillard Tobacco was a defendant in 31 of the then-pending IPIC Cases.

The first phase of the consolidated trial began April 15, 2013, and ended with a Phase I verdict returned by the jury on May 15, 2013. In its verdict, the jury found against plaintiffs on their claims for design defect, negligent design, failure to warn, intentional concealment and breach of express warranty. The jury found for plaintiffs on their claim that all ventilated filter cigarettes manufactured and sold by the defendants between 1964 and July 1, 1969 were defective because of a failure to instruct, but found that defendants’ conduct was not willful or wanton. In pleadings filed before trial, no plaintiff in an IPIC Case that was part of the Phase I trial claimed that their injuries were caused by smoking a ventilated filter cigarette manufactured and sold by Lorillard Tobacco between 1964 and July 1, 1969.

On September 16, 2013, the court entered a judgment on the jury’s Phase I verdict and entered a separate order denying the parties’ post-trial motions. Plaintiffs filed a motion to alter or amend the judgment on September 24, 2013. In a telephone conference on October 7, 2013 (memorialized in an order entered October 28, 2013), the court informed the parties that, on its own authority, it was vacating the September 16, 2013 judgment and order. On October 28, 2013, the court entered a new judgment and order. The judgment recited that: 1) ventilated filter cigarettes the defendants manufactured and sold between 1964 and July 1, 1969, were found to be defective due to a failure to instruct consumers as to their use; 2) all other cigarettes manufactured and sold by defendants were not found to be defective; 3) defendants’ conduct did not justify an award of punitive damages; 4) the claims of the individual plaintiffs remain to be decided consistent with the Phase I verdict, and 5) there is no just reason for delay in permitting any appellate rights of the parties to be perfected as to the verdict rendered and this order. The order: 1) denied the parties’ post-trial motions; 2) entered final judgments against the plaintiffs in the approximately 645 IPIC Cases that were dismissed before trial; and 3) stated that those dismissal orders are now final and available for the proper application of the appellate process.

On November 26, 2013, plaintiffs filed a notice of appeal from the judgment and order in the Supreme Court of Appeals of West Virginia. The defendants did not file a separate appeal. On November 3, 2014, the West Virginia Supreme Court of Appeals issued a Memorandum Decision affirming the Phase I judgment and order. On November 26, 2014, the plaintiffs filed a petition for rehearing asking the Court to reconsider its ruling on one of the six grounds the plaintiffs had raised on appeal. On January 8, 2015, the Supreme Court of Appeals refused the petition for rehearing, and on January 15, the Court issued its mandate. On April 3, 2015, approximately 120 of the plaintiffs filed a petition for writ of certiorari in the Supreme Court of the United States. On June 8, 2015, the plaintiffs’ petition for writ of certiorari to the Supreme Court of the United States was denied.

In response to a request from the Mass Litigation Panel, the defendants have identified the 30 IPIC Cases that they believe could be eligible to proceed to a Phase II trial on causation and damages in the remaining failure to instruct claim. The defendants did not identify Lorillard Tobacco as a defendant against which the plaintiffs in those cases could proceed in a Phase II trial because, as stated above, none of the plaintiffs in the IPIC Cases included in the Phase I trial asserted that their injuries were caused by smoking a Lorillard Tobacco ventilated filter cigarette during the relevant time period. Plaintiffs, however, have taken the position that because many cigarette designs use some type of ventilation, 322 cases (including seven in which it is asserted that the smoker used Lorillard Tobacco cigarettes during the relevant period) are eligible to proceed to a Phase II trial. The trial court stated that it would decide the issue of what the phrase “ventilated filter cigarettes” meant as used in the jury’s 2013 verdict form. Plaintiffs have also indicated that some of them may seek to assert that they used brands of cigarettes other than those they identified before trial. On June 8, 2015, the trial court ruled in favor of the defendants’ contention that there are only 30 plaintiffs that arguably claims to have smoked a ventilated cigarette during the relevant period. The claims will be limited to compensatory damages only and will focus on whether the plaintiff actually blocked vents while smoking and, if so, whether such blocking is a proximate cause of the alleged injury. On October 9, 2015, the trial court outlined the procedures it will follow for resolving the claims of the 30 Phase II plaintiffs, which claims will focus on whether plaintiffs blocked cigarette vents and, if so, whether blocking proximately caused their alleged injuries. Five cases were selected to be the first claims tried, and they were tentatively scheduled to be tried beginning on May 1, 2017. In June 2016, the court granted the defendants’ motion to compel and required the plaintiffs to file additional expert disclosures necessary to attempt to proceed with their claims. The court will set a revised discovery and trial schedule after the expert disclosures are tested for admissibility, and it pushed the tentative trial date to May 2018.

The trial court severed from the consolidated proceedings those claims in the IPIC Cases that alleged injury from the use of tobacco products other than cigarettes, including smokeless tobacco and cigars (the “Severed IPIC Claims”). The Severed IPIC Claims involve 30 plaintiffs. Twenty-eight of these plaintiffs have asserted both claims alleging that their injuries were caused by smoking cigarettes as well as claims alleging that their injuries were caused by using other tobacco products. The former claims were included in the consolidated trial of the IPIC Cases, while the latter claims are included in the Severed IPIC Claims. Lorillard Tobacco is a defendant in seven of the Severed IPIC Claims. Lorillard, Inc. is not a defendant in any of the Severed IPIC Claims. Two plaintiffs alleged only that their injuries were caused by using tobacco products other than cigarettes, and no part of their cases was included in the consolidated trial of the IPIC Cases (the “Severed IPIC Cases”). Neither Lorillard, Inc. nor Lorillard Tobacco is a defendant in the Severed IPIC Cases.

The trial court has indicated that it intends to defer any consideration of the Severed IPIC Claims until after the conclusion of Phase II of the consolidated action. None of the Severed IPIC Claims or the Severed IPIC Cases was scheduled for trial as of June 11, 2015.

Flight Attendant Cases

Lorillard Tobacco and three other cigarette manufacturers are the defendants in each of the pending Flight Attendant Cases. Lorillard, Inc. is not a defendant in any of these cases. These suits were filed as a result of a settlement agreement by the parties, including Lorillard Tobacco, in Broin v. Philip Morris Companies, Inc. (Circuit Court, Miami-Dade County, Florida, filed October 31, 1991), a class action brought on behalf of flight attendants claiming injury as a result of exposure to environmental tobacco smoke. The settlement agreement, among other things, permitted the plaintiff class members to file these individual suits. These individuals may not seek punitive damages for injuries that arose prior to January 15, 1997. The period for filing Flight Attendant Cases expired in 2000 and no additional cases in this category may be filed.

The judges who have presided over the cases that have been tried have relied upon an order entered in October 2000 by the Circuit Court of Miami-Dade County, Florida. The October 2000 order has been construed by these judges as holding that the flight attendants are not required to prove the substantive liability elements of their claims for negligence, strict liability and breach of implied warranty in order to recover damages. The court further ruled that the trials of these suits are to address whether the plaintiffs’ alleged injuries were caused by their exposure to environmental tobacco smoke and, if so, the amount of damages to be awarded.

Lorillard Tobacco was a defendant in each of the eight Flight Attendant Cases in which verdicts have been returned. Defendants have prevailed in seven of the eight trials. In one of the seven cases in which a defense verdict was returned, the court granted plaintiff’s motion for a new trial and, following appeal, the case has been returned to the trial court for a second trial. The six remaining cases in which defense verdicts were returned are concluded. In the single trial decided for the plaintiff, French v. Philip Morris Incorporated, the jury awarded $5.5 million in damages. The court, however, reduced this award to $500,000. This verdict, as reduced by the trial court, was affirmed on appeal and the defendants have paid the award. Lorillard Tobacco’s share of the judgment in this matter, including interest, was approximately $60,000.

As of June 11, 2015, none of the Flight Attendant Cases were scheduled for trial. Trial dates are subject to change.

Class Action Cases

Lorillard Tobacco but not Lorillard, Inc. is a defendant in the one pending Class Action Case, Parsons v. A C & S, Inc., in which plaintiffs seek class certification on behalf of groups of cigarette smokers, or the estates of deceased cigarette smokers, who reside in West Virginia. There has been no substantive activity in this case since February 2001.

Cigarette manufacturers, including Lorillard Tobacco, have defeated motions for class certification in a number of cases. Motions for class certification have also been ruled upon in some of the “lights” cases or in other class actions to which Lorillard Tobacco was a party. In some of these cases, courts have denied class certification to the plaintiffs, while classes have been certified in other matters. On December 17, 2013, in Caronia v. Philip Morris USA, the New York Court of Appeals, answering a question certified to it by the United States Court of Appeals for the Second Circuit, held that current or former smokers that have not been diagnosed with a smoking-related disease could not pursue an independent cause of action for medical monitoring under New York law.

“Lights” Class Action Cases. As of June 12, 2015, neither Lorillard, Inc. nor Lorillard Tobacco was a defendant in the approximately 16 Class Action Cases in which plaintiffs’ claims are based on the allegedly fraudulent marketing of “light” or “ultra-light” cigarettes. Classes have been certified in some of these cases. In one of these cases, Craft v. Philip Morris USA (Circuit Court, City of St. Louis, Missouri, filed February 29, 2000), trial began in September 2011. In November 2011, the court ordered a mistrial when the jury was unable to reach a verdict. The retrial of this case commenced January 8, 2014, but was postponed until February 29, 2016. Trial began on March 2, 2016, and on April 7, 2016, the jury returned a defense verdict. The plaintiffs have appealed that decision. In another of the “lights” Class Action Cases, Good v. Altria Group, Inc., the U.S. Supreme Court ruled in December 2008 that neither the Federal Cigarette Labeling and Advertising Act nor the Federal Trade Commission’s regulation of cigarettes’ tar and nicotine disclosures preempts (or bars) some of plaintiffs’ claims. In 2009, the Judicial Panel on Multidistrict Litigation consolidated various federal court “lights” Class Action Cases pending against Philip Morris USA or Altria Group and transferred those cases to the U.S. District Court of Maine (the “MDL cases”). The court denied plaintiffs’ motion for class certification filed in four of the MDL Cases, and a federal appellate court declined to review the class certification order. Following the appellate court’s ruling, plaintiffs dismissed thirteen of the MDL Cases, including Good v. Altria Group, Inc. In April, 2012, the Judicial Panel on Multidistrict Litigation entered an order transferring the four MDL cases that remained pending to the courts in which each originated. These four cases have since been dismissed. On September 23, 2013, in the “Lights” Class Action

Case Brown v. The American Tobacco Company, Inc. (Superior Court, San Diego County, California), the Court issued a Statement of Decision that granted judgment in favor of the defendant. The Court held that the defendant misrepresented the health benefits of its “light” cigarette but that plaintiffs were not entitled to restitution or injunctive relief. Final judgment was entered in favor of the defendant on October 15, 2013. In December 2013, plaintiffs filed a notice of appeal of the final judgment. On September 28, 2015, the California Court of Appeal, Fourth Appellate District, Division One, affirmed the final judgment in favor of the defendant. The plaintiffs filed a petition for review with the California Supreme Court, which was denied on December 9, 2015. The plaintiffs did not seek further review. On April 29, 2014, in the “lights” Class Action Case Price v. Philip Morris Incorporated (Circuit Court, Madison County, Illinois), the Fifth Judicial District of the Appellate Court of Illinois reversed the trial court’s denial of plaintiffs’ petition for relief from judgment and reinstated a 2003 verdict awarding damages. The defendant in this case filed a petition for leave to appeal in the Supreme Court of Illinois and on September 24, 2014, the Illinois Supreme Court agreed to hear the appeal. In November 2015, the Illinois Supreme Court (1) vacated the lower courts’ judgments, (2) dismissed the case without prejudice to allow the plaintiffs to file a motion to have the Illinois Supreme Court recall its December 5, 2006, mandate that had reversed the trial court’s 2003 judgment, and (3) directed entry of a judgment of dismissal. The plaintiffs then moved in the Illinois Supreme Court to have that court recall its December 5, 2006 mandate. On January 11, 2016, the Illinois Supreme Court denied the plaintiffs’ motion. The plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court on January 22, 2016, which was denied on June 20, 2016.

Reimbursement Cases

U.S. Government Case. In August 2006, the U.S. District Court for the District of Columbia issued its final judgment and remedial order in the federal government’s reimbursement suit, United States of America v. Philip Morris USA, Inc. (U.S. District Court, District of Columbia, filed September 22, 1999). The final judgment and remedial order concluded a bench trial that began in September 2004. Lorillard Tobacco, other cigarette manufacturers, two parent companies and two trade associations were defendants in this action during trial. Lorillard, Inc. is not a party to this case.

While trial was underway, the U.S. Court of Appeals for the District of Columbia Circuit, referred to as the D.C. Circuit, ruled that plaintiff may not seek to recover profits earned by the defendants. Prior to trial, the government had asserted that it was entitled to approximately $280 billion from the defendants for its claim to recover profits earned by the defendants. The U.S. Supreme Court declined to address the decisions dismissing recovery of profits when it denied review of the government’s and the intervenors’ petitions in June 2010, which effectively disposed of the claim to recover profits in this case.

In its 2006 final judgment and remedial order, the court determined that the defendants, including Lorillard Tobacco, violated certain provisions of the RICO statute, that there was a likelihood of present and future RICO violations, and that equitable relief was warranted. The government was not awarded monetary damages. The equitable relief included permanent injunctions that prohibit the defendants, including Lorillard Tobacco, from engaging in any act of racketeering, as defined under RICO; from making any material false or deceptive statements concerning cigarettes; from making any express or implied statement about health on cigarette packaging or promotional materials (these prohibitions include a ban on using such descriptors as “low tar,” “light,” “ultra- light,” “mild” or “natural”); from making any statements that “low tar,” “light,” “ultra-light,” “mild,” “natural” or low-nicotine cigarettes may result in a reduced risk of disease; and from participating in the management or control of certain entities or their successors. The final judgment and remedial order also requires the defendants, including Lorillard Tobacco, to make corrective statements on their websites, in certain media, in point-of-sale advertisements, and on cigarette package “onserts” concerning: the health effects of smoking; the addictiveness of smoking; that there are no significant health benefits to be gained by smoking “low tar,” “light,” “ultra-light,” “mild” or “natural” cigarettes; that cigarette design has been manipulated to ensure optimum nicotine delivery to smokers; and that there are adverse effects from exposure to secondhand smoke. Lorillard Tobacco accrued estimated costs of approximately $20 million in the first quarter of 2013 to comply with the final judgment and remedial order, which was recorded as a charge to selling, general and administrative expenses in 2013. The final judgment and remedial order also requires defendants, including Lorillard Tobacco, to make disclosures of disaggregated marketing data to the government, and to make document disclosures on a website and in a physical depository. The final judgment and remedial order prohibits each defendant that manufactures cigarettes, including Lorillard Tobacco, from selling any of its cigarette brands or certain elements of its business unless certain conditions are met.

The final judgment and remedial order has not yet been fully implemented. Following trial, the final judgment and remedial order was stayed because the defendants, the government and several intervenors noticed appeals to the D.C Circuit. In May 2009, a three judge panel upheld substantially all of the District Court’s final judgment and remedial order. In September 2009, the D.C.Circuit denied defendants’ rehearing petitions as well as their motion to vacate those statements in the appellate ruling that address defendants’ marketing of “low tar” or “lights” cigarettes, to vacate those parts of the trial court’s judgment on that issue, and to remand the case with instructions to deny as moot the government’s allegations and requested relief regarding “lights” cigarettes. In June 2010, the U.S. Supreme Court denied all parties’ petitions for writ of certiorari. The case was returned to the trial court for implementation of the D.C. Circuit’s directions in its 2009 ruling and for entry of an amended final judgment. On November 27, 2012, the court entered an order prescribing the language the defendants must include in the corrective statements defendants are to make on their websites and through other media. The court directed the parties to engage in discussions to implement the publication of those statements. On January 25, 2013, defendants appealed the court’s November 27, 2012 order to the D.C.Circuit. On February 25, 2013, the D.C. Circuit granted defendants’ unopposed motion to hold the appeal in abeyance pending the district court’s resolution of the issues regarding the implementation of the corrective statements. On January 10, 2014, the parties filed a joint motion requesting that the district court enter a consent order addressing the implementation of the corrective statements remedy. The district court permitted amicus briefs on the implementation issue to be filed by newspapers, broadcasters, and other entities interested in the manner in which the corrective statements would be implemented. On June 2, 2014, the district court entered a consent order implementing the corrective statements remedy. On June 25, 2014, defendants filed a notice of appeal from the June 2, 2014 order. The D.C. Circuit lifted its stay of the 2013 appeal and consolidated the two appeals. Defendants’ opening brief in the consolidated appeal was filed on September 29, 2014. The Washington Legal Foundation filed an amicus curiae brief in support of defendants’ position on October 6, 2014. The government filed its brief on December 1, 2014, and the intervenors filed their brief on December 8, 2014. Also on December 8, 2014, the Tobacco Control Legal Consortium filed an amicus curiae brief in support of the plaintiffs’ position. Defendants’ reply brief was filed on January 7, 2015. The appeal was argued on February 23, 2015. On May 22, 2015, the D.C. Circuit reversed the corrective statements order in part, affirmed in part, and remanded to the district court for further proceedings. On June 30, 2015, the district court held a status conference to discuss briefing and scheduling of future submissions in light of the appellate court’s decision on the corrective statement issue. On July 6, 2015, the U.S. Department of Justice filed a motion for rehearing with the appellate court, which was denied on August 5, 2015. On August 20, 2015, the district court directed the parties to undertake mediation in order to attempt to reach agreement on the wording of the corrective-statements preamble. The parties were unable to reach agreement. On October 1, 2015, the district court held a status conference at which it ordered the parties to propose new corrective-statements preambles and brief their proposals in October and November 2015. On February 8, 2016, the district court entered an order adopting the government’s proposed corrective-statements preamble. The parties then mediated, per the district court’s order, changes to the implementation order necessitated by the new preamble. On April 19, 2016, the district court accepted the parties’ mediated agreement on implementation and entered a superseding consent order with respect to implementation. The superseding consent order stays implementation of the corrective statements until the exhaustion of appeals from the orders establishing the text of those statements and governing implementation details. On April 7, 2016, the defendants and the post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the order adopting the government’s proposed corrective-statement preambles. On May 6, 2016, the defendants and post-judgment parties regarding remedies noticed an appeal to the D.C. Circuit from the superseding consent order. On June 7, 2016, the D.C. Circuit granted the unopposed motion of the defendants and the post-judgment parties regarding remedies to consolidate the two appeals. Briefing in the consolidated appeals concluded in late December 2016, and oral argument occurred on February 14, 2017. On April 25, 2017, the D.C. Circuit affirmed in part, reversed in part, and remanded for further proceedings. Additionally, RJR Tobacco appealed the district court’s May 28, 2015, order requiring RJR Tobacco to televise an additional set of corrective statements on behalf of B&W. On November 1, 2016, the D.C. Circuit upheld the order. In light of the corrective-statements implementation requirements, $20 million has been accrued by RJR Tobacco for the estimated costs of the corrective communications and is included in the condensed consolidated balance sheet (unaudited) as of March 31, 2017.

The June 2, 2014 order did not resolve outstanding issues as to whether corrective statements must be posted in retail point-of-sale displays. The parties, as well as two retailer trade groups, filed simultaneous supplemental briefs on that issue in the district court on June 4, 2014. Their simultaneous response briefs were filed on June 18, 2014. As of June 11, 2015, the district court had not entered an amended final judgment regarding the point-of-sale displays.

Settlement of State Reimbursement Litigation. On November 23, 1998, Lorillard Tobacco, Philip Morris Incorporated, Brown & Williamson Tobacco Corporation and RJR Tobacco (the “Original Participating Manufacturers”) entered into the Master Settlement Agreement (“MSA”) with 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Commonwealth of the Northern Mariana Islands to settle the asserted and unasserted health care cost recovery and certain other claims of those states. These settling entities are generally referred to as the “Settling States.” The Original Participating Manufacturers had previously settled similar claims brought by Mississippi, Florida, Texas and Minnesota, which together with the MSA are referred to as the “State Settlement Agreements.”

The State Settlement Agreements provide that the agreements are not admissions, concessions or evidence of any liability or wrongdoing on the part of any party, and were entered into by the Original Participating Manufacturers to avoid the further expense, inconvenience, burden and uncertainty of litigation. Lorillard Tobacco’s portion of ongoing adjusted settlement payments and legal fees is based on its share of domestic cigarette shipments in the year preceding that in which the payment is due. Accordingly, Lorillard Tobacco records its portions of ongoing adjusted settlement payments as part of cost of manufactured products sold as the related sales occur.

The State Settlement Agreements require that the domestic tobacco industry make annual payments of $10.4 billion, subject to adjustment for several factors, including inflation, market share and industry volume. In addition, the domestic tobacco industry is required to pay settling plaintiffs’ attorneys’ fees, subject to an annual cap of $500 million, and was required to pay an additional amount of up to $125 million in each year through 2008. These payment obligations are the several and not joint obligations of each settling defendant. The State Settlement Agreements also include provisions relating to significant advertising and marketing restrictions, public disclosure of certain industry documents, limitations on challenges to tobacco control and underage use laws, and other provisions.

Lorillard Tobacco, the other Original Participating Manufacturers and other subsequent participating manufacturers (collectively, the “Participating Manufacturers”) are seeking from the Settling States an adjustment in the amount of payments for 2003 and subsequent years pursuant to a provision in the MSA that permits such adjustment if it is determined that the MSA was a significant factor in their loss of market share to companies not participating in the MSA and that the Settling States failed to diligently enforce certain statutes passed in connection with the MSA. If the Participating Manufacturers are ultimately successful, any recovery would be in the form of reimbursement of proceeds already paid or as a credit against future payments by the Participating Manufacturers.

On December 17, 2012, the Participating Manufacturers, including Lorillard Tobacco, agreed to settle with 17 states and the District of Columbia and Puerto Rico disputes under the MSA involving payment adjustments relating to nonparticipating manufacturers. The Participating Manufacturers presented the settlement to the arbitration panel responsible for adjudicating the 2003 non-participating manufacturer (“NPM”) adjustment dispute with a request that the panel enter it as a partial settlement and award. On March 12, 2013, the arbitration panel issued a Stipulated Partial Settlement and Award that directed the Independent Auditor under the MSA to implement the settlement provisions involved, thereby allowing the settlement to proceed. Since the panel’s ruling, one additional state joined the settlement on April 12, 2013, two additional states joined the settlement on May 24, 2013, one additional state joined the settlement on June 10, 2014, one additional state joined the settlement on June 26, 2014, one additional state joined the settlement on March 24, 2017, and one additional state joined the settlement on April 5, 2017.

The settlement resolves the claims for the years 2003 through 2012 and puts in place a new method for calculating this adjustment beginning in 2013. Under the terms of the settlement, Lorillard Tobacco and other Participating Manufacturers will receive credits against their future MSA payments over six years, and the signatory states will be entitled to receive their allocable share of the amounts currently being held in escrow resulting from these disputes. Lorillard Tobacco currently expects to receive credits over six years of approximately $254 million on its outstanding claims, with $165 million having occurred in April 2013, $36 million in April 2014 (including $14 million received in April 2014 related to the 2003 NPM Adjustment award from the two states that joined the settlement in June 2014), and approximately $53 million over the following five years. The estimate is subject to change depending upon a number of factors included in the calculation of the credit.

Based on the terms of the settlement, during the first quarter of 2013 Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $165 million and reduced its April 15, 2013 MSA Annual Payment by the same amount. The reduction was partially offset by an increase of $21 million in the State Settlements liability and expense related to the industry Volume Adjustment Offset associated with the increase in the industry aggregate operating income under the agreements with the previously settled states. During the second quarter of 2013, Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $12 million as a result of the two additional states joining the settlement. The reduction was partially offset by an increase of $1 million in the State Settlements liability and expense related to the industry Volume Adjustment Offset associated with the increase in the industry aggregate operating income under agreements with the previously settled states. During the second quarter of 2014 Lorillard Tobacco recorded a reduction in its State Settlements liability and expense of $14 million as a result of the two additional states joining the settlement.

Lorillard Tobacco will continue to pursue these claims against those states that have not settled. Fourteen states that have not joined the settlement have taken action in state court to prevent the settlement from proceeding or to seek other relief related to the settlement. As of June 11, 2015, claims in six states remained pending as four states withdrew their opposition; one state’s challenge was denied and not appealed; and, as noted above, two additional states joined the settlement and indefinitely stayed their challenges. Two of the states also unsuccessfully sought to preliminarily enjoin the implementation of the settlement. There is no assurance that such attempts will be resolved favorably to Lorillard Tobacco.

On September 11, 2013, the arbitration panel responsible for adjudicating the 2003 NPM adjustment dispute issued a determination that six states failed to diligently enforce escrow provisions applicable to non-participating manufacturers. The six non-diligent states included Indiana, Kentucky, Missouri, New Mexico, Maryland, and Pennsylvania. Nine other states that did not participate in the settlement were considered by the arbitration panel because the OPMs contested the states’ diligence as well. The arbitration panel found those nine states diligent. As a result of the panel’s ruling, the OPMs are entitled to receive $458 million, plus interest and earnings, with Lorillard Tobacco’s share of the principal amount totaling $47 million. The six non-diligent states filed motions in their state courts to vacate the arbitration panel’s non-diligence findings, although two of the states subsequently joined the settlement and agreed to indefinitely stay their challenges. On March 31, 2014, the MSA Independent Auditor issued final calculations for the April 2014 MSA payments that implement the 2003 NPM Adjustment in that fashion.

On April 10, 2014, the MSA court in Pennsylvania issued its rulings on that state’s motion to vacate the arbitration panel’s rulings with respect to that state. The court upheld the arbitration panel’s non-diligence finding for that state. However, the court also ruled that the states that signed the settlement and had been contested in the 2003 NPM Adjustment arbitration would be deemed non-diligent for purposes of calculating that state’s share of the 2003 NPM Adjustment. The MSA Independent Auditor on April 14, 2014 issued revised final calculations for the April 2014 MSA payments that implement the Pennsylvania court’s ruling. The ruling was reflected as an increase of $12 million in Lorillard Tobacco’s April 15, 2014 MSA payment, and resulted in an increase to Lorillard Tobacco’s State Settlement liability and expense of $9 million. The OPMs appealed this ruling and an intermediate court affirmed the MSA court’s ruling on April 10, 2015. The Pennsylvania Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco, as successor to Lorillard Tobacco, filed a petition for writ of certiorari with the U.S. Supreme Court on April 21, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari. On May 2, 2014, the MSA court in Missouri issued a ruling similar to Pennsylvania, which the OPMs appealed. On June 23, 2014, the MSA Independent Auditor issued revised final calculations for the April 2014 MSA payments that implement the Missouri ruling. The ruling was reflected as an increase in Lorillard Tobacco’s State Settlements liability and expense of $4 million during the second quarter of 2014. On September 22, 2015, the intermediate appellate court in Missouri reversed the MSA court ruling and reinstated the arbitration panel’s approach. Missouri appealed that ruling to the Missouri Supreme Court. On February 17, 2017, the Missouri Supreme Court ruled that the judgment reduction method adopted by the arbitration panel should be modified as originally ordered by the court.

On July 22, 2014, the MSA Independent Auditor issued revised final calculations for the April 2014 MSA payments requiring payment of a portion of the DPA earnings to the states that did not settle, which Lorillard Tobacco has disputed and paid $2 million into the DPA pending its resolution.

On July 23, 2014, the MSA court in Maryland issued a ruling that denied Maryland’s motions to vacate the settlement and the arbitration panel’s non-diligence determination against Maryland for the 2003 NPM Adjustment. Maryland appealed the ruling. On October 2, 2015, the intermediate appellate court in Maryland reversed the trial court and modified the judgment reduction adopted by the arbitration panel, the effect of which was to reduce Lorillard Tobacco’s recovery from this state by $3.7 million. The Maryland Supreme Court declined to take the industry’s appeal of that ruling. RJR Tobacco, as successor to Lorillard Tobacco, filed a petition for writ of certiorari with the U.S. Supreme Court on June 22, 2016. On October 11, 2016, the U.S. Supreme Court denied RJR Tobacco’s petition for writ of certiorari.

From time to time, lawsuits have been brought against Lorillard Tobacco and other participating manufacturers to the MSA, or against one or more of the Settling States, challenging the validity of the MSA on certain grounds, including as a violation of the antitrust laws.

In addition, in connection with the MSA, the Original Participating Manufacturers entered into an agreement to establish a $5.2 billion trust fund payable between 1999 and 2010 to compensate the tobacco growing communities in 14 states (the “Trust”). Payments to the Trust ended in 2005 as a result of an assessment imposed under a federal law, enacted in 2004, repealing the federal supply management program for tobacco growers. Under the law, tobacco quota holders and growers were compensated over 10 years with payments totaling $10.1 billion, funded by an assessment on tobacco manufacturers and importers. Payments under the law to qualifying tobacco quota holders and growers commenced in 2005 and are now complete. Lorillard Tobacco’s final payment was made on September 30, 2014. Lorillard Tobacco recorded pretax charges for its obligations under the law of $28 million for the three months ended March 31, 2014.

Lorillard believes that the State Settlement Agreements will materially adversely affect its cash flows and operating income in future years. The degree of the adverse impact will depend, among other things, on the rates of decline in domestic cigarette sales in the premium price and discount price segments, Lorillard’s share of the domestic premium price and discount price cigarette segments, and the effect of any resulting cost advantage of manufacturers not subject to significant payment obligations under the State Settlement Agreements.

Filter Cases

In addition to the above, claims have been brought against Lorillard, Inc. and Lorillard Tobacco by individuals who seek damages resulting from their alleged exposure to asbestos fibers that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. As of June 11, 2015, Lorillard Tobacco was a defendant in 64 Filter Cases. Lorillard, Inc. was a defendant in three Filter Cases, including two that also name Lorillard Tobacco. Since January 1, 2012, Lorillard Tobacco has paid, or has reached agreement to pay, a total of approximately $45.2 million in settlements to finally resolve 167 claims. One of the resolved claims was in the case Quirin v. Lorillard Tobacco Co., where a trial began on February 9, 2015, in the United States District Court for the Northern District of Illinois. On February 26, 2015, before the trial was concluded, the parties agreed to resolve the matter. On March 30, 2015, Lorillard Tobacco Company and Hollingsworth & Vose were dismissed with prejudice. Since January 1, 2012, verdicts have been returned in the following three Filter Cases: McGuire v. Lorillard Tobacco Co. and Hollingsworth & Vose Co., tried in the Circuit Court, Division Four, of Jefferson County, Kentucky; Couscouris v. Hatch Grinding Wheels, tried in the Superior Court of the State of California, Los Angeles; and DeLisle v. A.W. Chesterton Co., tried in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida. Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material. In McGuire, tried in the Circuit Court, Division Four, of Jefferson County, Kentucky in 2012, the jury returned a verdict for Lorillard Tobacco and Hollingsworth & Vose, and the Court entered final judgment in May 2012. On February 14, 2014, the Kentucky Court of Appeals affirmed the final judgment in favor of Lorillard Tobacco and Hollingsworth & Vose and on April 3, 2014, the Court of Appeals denied plaintiff’s petition for rehearing. On May 2, 2014, plaintiff moved for discretionary review in the Kentucky Supreme Court, and on February 12, 2015, the Kentucky Supreme Court denied Plaintiff’s motion. This matter is now closed. On October 4, 2012, the jury in the Couscouris case returned a verdict for Lorillard Tobacco and Hollingsworth & Vose, and the court entered final judgment on November 1, 2012. On June 17, 2013, the California Court of Appeal for the Second Appellate District entered an order dismissing the appeal of the final judgment pursuant to plaintiffs’ request, but plaintiffs’ appeal of the cost judgment remained pending. However, plaintiffs abandoned their appeal on June 2, 2014, and on June 4, 2014, the appeal was dismissed. This matter is now closed. On September 13, 2013, the jury in the DeLisle case found in favor of the plaintiffs as to their claims for negligence and strict liability, and awarded $8 million. Lorillard Tobacco is responsible for 44%, or $3.52 million. Judgment was entered on November 6, 2013. Lorillard Tobacco filed its notice of appeal on November 18, 2013. On September 14, 2016, the Fourth DCA ordered a new trial because the trial court erred in admitting certain expert testimony and concluded that the $8 million compensatory damages award should have been remitted. The plaintiffs filed a motion for rehearing or rehearing en banc, which was denied by the Fourth DCA on November 9, 2016. The plaintiffs filed an application for discretionary review by the Florida Supreme Court on December 6, 2016. The Florida Supreme Court has issued a stay of the proceedings in that court pending its disposition of a pending application for review in another case. The matter has not been stayed in the trial court, and post-appeal motions are pending to vacate the final judgment and discharge the surety bonds. The plaintiffs have filed a motion to stay the trial court proceedings in the Florida Supreme Court and a motion to recall the mandate in the Fourth DCA. As of June 11, 2015, 29 Filter Cases were scheduled for trial or placed on courts’ trial calendars. Those trial calendars have since changed.

Tobacco-Related Antitrust Cases

Indirect Purchaser Suits

Approximately 30 antitrust suits were filed in 2000 and 2001 on behalf of putative classes of consumers in various state and federal courts against cigarette manufacturers. The suits all alleged that the defendants entered into agreements to fix the wholesale prices of cigarettes in violation of state antitrust laws which permit indirect purchasers, such as retailers and consumers, to sue under price fixing or consumer fraud statutes. More than 20 states permit such suits. Lorillard Tobacco was a defendant in all but one of these indirect purchaser cases. Lorillard, Inc. was not named as a defendant in any of these cases. Four indirect purchaser suits, in New York, Florida, New Mexico and Michigan, thereafter were dismissed by courts in those states. All other actions, except for a state court action in Kansas, were either voluntarily dismissed or dismissed by the courts.

In the Kansas case, the District Court of Seward County certified a class of Kansas indirect purchasers in 2002. In November 2010, defendants filed a motion for summary judgment, and plaintiffs filed a cross motion for summary judgment in July 2011. In March 2012, the District Court of Seward County granted the defendants’ motions for summary judgment dismissing the Kansas suit. Plaintiff’s motion for reconsideration was denied. On July 18, 2012, plaintiff filed a notice of appeal to the Court of Appeals for the State of Kansas. Briefing on plaintiff’s appeal was completed and argument in the Court of Appeals was held on December 11, 2013. On July 18, 2014, the Court of Appeals affirmed the dismissal of the suit. The plaintiffs filed a petition for review by the Kansas Supreme Court on August 18, 2014. Defendants filed a response on August 29, 2014, and plaintiffs filed their reply brief on September 11, 2014. On June 29, 2015, the court denied the petition for review. The plaintiffs did not seek further review.

Defenses

Lorillard, Inc. and Lorillard Tobacco each believes that it has valid defenses to the cases pending against it as well as valid bases for appeal should any adverse verdicts be returned against either of them. While Lorillard, Inc. and Lorillard Tobacco intend to defend vigorously all litigation, it is not possible to predict the outcome of any of this litigation. Litigation is subject to many uncertainties. Plaintiffs have prevailed in several cases, as noted above. It is possible that one or more of the pending actions could be decided unfavorably as to Lorillard, Inc., Lorillard Tobacco or the other defendants. Lorillard, Inc. and Lorillard Tobacco may enter into discussions in an attempt to settle particular cases if there is a decision it is appropriate to do so.

Neither Lorillard, Inc. nor Lorillard Tobacco can predict the outcome of pending litigation. Some plaintiffs have been awarded damages from cigarette manufacturers at trial. While some of these awards have been overturned or reduced, other damages awards have been paid after the manufacturers have exhausted their appeals. These awards and other litigation activities against cigarette manufacturers continue to receive media attention. In addition, health issues related to tobacco products also continue to receive media attention. It is possible, for example, that the 2006 verdict in United States of America v. Philip Morris USA, Inc., et al., which made many adverse findings regarding the conduct of the defendants, including Lorillard Tobacco, could form the basis of allegations by other plaintiffs or additional judicial findings against cigarette manufacturers. Any such developments could have an adverse effect on the ability of Lorillard, Inc. or Lorillard Tobacco to prevail in smoking and health litigation and could influence the filing of new suits against Lorillard, Inc. or Lorillard Tobacco. Lorillard, Inc. and Lorillard Tobacco also cannot predict the type or extent of litigation that could be brought against them, or against other cigarette manufacturers, in the future.

Indemnification Obligations

In connection with the Separation, Lorillard entered into a separation agreement with Loews (the “Separation Agreement”) and agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys’ fees, interest, penalties and costs of investigation or preparation for defense), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews’s ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the Separation (including with respect to any product liability claims).

As of June 11, 2015, Loews is a defendant in three pending product liability cases, each of which are purported Class Action Cases. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases.

Electronic Cigarette Matters

Lorillard, Inc.’s wholly owned subsidiaries – LOEC and Cygnet sell electronic cigarettes primarily in the United States and United Kingdom, respectively. From time to time, LOEC and Cygnet may be subject to legal actions, proceedings and claims arising out of the sale, distribution, manufacture, development, advertising, marketing and/or claimed health effects of electronic cigarettes. Adverse outcomes in these matters could have a material adverse effect on the results of operations and financial condition of the electronic cigarettes business.

On April 7, 2014, LOEC filed a complaint for declaratory judgment of trademark non-infringement against Zippmark, Inc. and certain affiliated entities (“Zippo”) in the United States District Court for the Central District of California. The lawsuit was predicated by Zippo’s decision to file oppositions with the United States Patent and Trademark Office’s Trademark Trial and Appeal Board against LOEC’s applications to register certain trademarks for “blu” and allegations that LOEC infringed several of Zippo’s registered trademarks. On May 19, 2014, Zippo filed an answer and counterclaim for trademark infringement. On June 12, 2014, LOEC filed its answer to Zippo’s counterclaim and filed its own counterclaim seeking to cancel certain Zippo trademarks based on descriptiveness and for false/fraudulent registration. On July 8, 2014, Zippo responded to LOEC’s counterclaim and included a counterclaim in reply seeking to cancel LOEC’s registered mark for “blu eCigs.” LOEC responded thereafter denying the asserted claims. In January 2015, the parties agreed to extend the time for discovery. The parties participated in a mediation on April 21, 2015, and settled all claims. On May 4, 2015, the trial court entered an order dismissing all claims with prejudice. LOEC recorded a $9 million charge for this matter, as a component of selling, general and administrative expenses.

In August 2014, Cygnet UK Trading Limited d/b/a blu eCigs (UK) (“Cygnet”) filed for an injunction and declarations with the High Court of Justice in London, England to protect the blu eCigs trademarks in the United Kingdom and throughout the rest of Europe. The injunction seeks to restrain Zippo from threatening Cygnet and others with proceedings in the UK for alleged infringements of Zippo’s trademarks, and the declarations seek to validate Cygnet’s rights to market and sell its products throughout Europe under the blu eCigs brands. Zippo responded to the complaint in October denying that it had threatened Cygnet with Zippo’s trademark infringement proceedings or, alternatively, that if it had threatened Cygnet, that those threats were justified; Zippo also opposed Cygnet’s declaration of non-infringement and brought a counterclaim against Cygnet for infringement of Zippo’s trademarks. In November, Cygnet defended its counterclaim stating that its use of its blu eCigs trademarks did not infringe Zippo’s trademarks on the basis that the trademarks are not identical or similar and that the goods in relation to which they are used are not identical or similar. At the same time, Cygnet also brought a counterclaim against Zippo to revoke Zippo’s trademarks for non-use and to invalidate Zippo’s trademarks in light of their descriptive and/or deceptive nature. Zippo defended the counterclaim in December stating its trademarks had been put to use and denying that the trademarks were either descriptive or deceptive. As part of a global settlement with Zippo, this action in the UK was dismissed.

LOEC was also a party to three patent infringement lawsuits brought by Ruyan Investment (Holdings) Limited and its successor company, Fontem Ventures B.V. (“Fontem”) in the United States District

Court for the Central District of California, regarding a series of patents owned by Fontem related to electronic cigarette technology. More specifically, Fontem asserted that LOEC was infringing the Fontem patents by making, using, importing, offering to sell, and/or selling its electronic cigarettes and related products. The parties agreed to dismiss all claims without prejudice in March 2015.

Each of LOEC and Cygnet believes that it has valid claims and defenses in the pending cases as well as valid bases for appeal should any adverse verdicts be returned against either of them. It is not possible to predict the outcome of any of this litigation, which is subject to many uncertainties. It is possible that one or more of the pending actions could be decided unfavorably as to LOEC, Cygnet or other defendants. LOEC and Cygnet may enter into discussions in an attempt to settle particular cases if either believe it is appropriate to do so. LOEC and Cygnet cannot predict the type or extent of legal actions, proceedings and claims that could be brought against either of them or against other electronic cigarette manufacturers in the future.

Other Litigation

Lorillard is also party to other litigation arising in the ordinary course of business. The outcome of this other litigation will not, in the opinion of management, materially affect Lorillard’s results of operations or equity.

20.	Merger Agreement and Merger-Related Litigation

Merger Agreement with Reynolds American Inc.

On July 15, 2014, the Company, Reynolds American Inc., a North Carolina corporation (“RAI”), and Lantern Acquisition Co., a Delaware corporation and a wholly owned subsidiary of RAI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of RAI. At the effective time of the Merger, each share of Company common stock (other than treasury stock held by the Company or owned by a subsidiary of the Company, RAI or Merger Sub and shares owned by shareholders of the Company who have properly made and not withdrawn a demand for appraisal rights) will be converted into the right to receive a unit consisting of (i) $50.50 per share in cash and (ii) 0.2909 fully paid and non-assessable shares of common stock of RAI. On January 28, 2015, the Company’s shareholders adopted the Merger Agreement, and RAI’s shareholders approved the issuance of RAI common stock in the Merger.

In connection with the Merger Agreement, on July 15, 2014, RAI and Lignum-2, L.L.C., a wholly owned subsidiary of Imperial Tobacco Group PLC (“Imperial”), which subsequently changed its name to ITG Brands, LLC (“Imperial Sub”), entered into an asset purchase agreement, pursuant to which Imperial Sub has agreed to purchase, immediately following the completion of the Merger, the Kool, Salem, Winston, Maverick and blu eCigs brands and certain other assets for a total consideration of $7.1 billion in cash (subject to certain adjustments). Also, on July 15, 2014, in connection with the asset purchase, the Company and Imperial Sub entered into a Transfer Agreement, pursuant to which Imperial Sub agreed to acquire certain assets owned by the Company, including its manufacturing and R&D facilities in Greensboro, N.C., and approximately 2,900 employees. On January 28, 2015, the shareholders of Imperial approved the asset purchase.

As discussed below in “Subsequent Events,” the transactions closed on June 12, 2015.

Merger-Related Litigation

The Company, the members of the Company’s board of directors, RAI and British American Tobacco p.l.c. have been named as defendants in putative class action lawsuits brought in the Delaware Court of Chancery by shareholders of the Company challenging the proposed merger with RAI (the “Delaware Actions”). The complaints generally allege, among other things, that the members of the Company’s board of directors breached their fiduciary duties to shareholders of the Company by authorizing the proposed merger of the Company with RAI. The complaints also allege that RAI and BAT aided and abetted the breaches of fiduciary duty allegedly committed by the members of the Company’s board of directors. On November 25, 2014, the court granted a motion for consolidation of the lawsuits into a single action captioned In re Lorillard, Inc. Stockholders Litigation, C.A. No. 9904-CB and appointment of lead plaintiffs and lead counsel. On December 11, 2014, lead plaintiffs filed a motion for a preliminary injunction and a motion to expedite. Plaintiffs filed their opening brief in support of their motion for a preliminary injunction on January 9, 2015.

The Company and RAI believe that these lawsuits are without merit; however, to eliminate the burden, expense and uncertainties inherent in such litigation, on January 15, 2015, the defendants entered into a memorandum of understanding (the “Memorandum of Understanding”) regarding the settlement of the Delaware Actions. The Memorandum of Understanding outlined the terms of the parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Delaware Actions. In consideration for such settlement and release, the parties to the Delaware Actions agreed, among other things, that the Company and RAI would make certain supplemental disclosures to their joint proxy statement/prospectus, dated December 22, 2014, all of which are set forth in a Current Report on Form 8-K that the Company filed with the SEC on January 20, 2015.

The Company and Lorillard subsequently filed supplemental disclosures that mooted the disclosure claims. These supplemental disclosures provided additional information regarding the fairness opinion and financial analyses provided to Lorillard’s board of directors by its financial advisors, the background of the Merger and alternatives to the Merger that were considered by Lorillard’s board of directors and the timing of discussions regarding the composition of the board of directors of the combined company and employment of Lorillard management. On May 18, 2016, the Delaware Court of Chancery dismissed the Delaware Actions with prejudice as to certain plaintiffs and without prejudice as to all other plaintiffs and members of the putative class. The Delaware Court of Chancery retained jurisdiction solely for the purpose of determining the plaintiffs’ counsel’s application for an award of attorneys’ fees and reimbursement of expenses. RAI and plaintiffs’ counsel then agreed that, after the entry of an order closing the Delaware Actions, RAI would pay fees and expenses of $215,000 in full satisfaction of plaintiffs’ counsel’s claims for attorneys’ fees and expenses. On June 22, 2016, the Delaware Court of Chancery issued an order closing the Delaware Actions and approving the agreed-upon payment of attorneys’ fees and expenses. RAI then paid the agreed-upon attorneys’ fees and expenses.

21.	Subsequent Events

Prior to the markets opening June 12, 2015, RAI acquired Lorillard, in a cash and stock transaction, referred to as the Merger, pursuant to which a wholly owned subsidiary of RAI (“Merger Sub”) merged with and into Lorillard, with Lorillard surviving as a wholly owned subsidiary of RAI, all in accordance with an agreement and plan of merger, dated July 15, 2014, among RAI, Merger Sub and Lorillard, referred to as the Merger Agreement.

Also on June 12, 2015, a wholly owned subsidiary, referred to as Imperial Sub, of Imperial Tobacco Group, PLC, referred to as Imperial, acquired for approximately $7.1 billion certain assets (1) owned by RAI subsidiaries or affiliates relating to the cigarette brands WINSTON, KOOL and SALEM, and (2) owned by Lorillard’s subsidiaries or affiliates related to the cigarette brand MAVERICK and the “e-vapor” brand blu (including SKYCIG), as well as owned and leased real property, and certain transferred employees, together with associated liabilities, all in accordance with (x) an asset purchase agreement, dated July 15, 2014, as amended, referred to as the Asset Purchase Agreement, among RAI and Imperial Sub, and for certain provisions of the Asset Purchase Agreement and as guarantor of certain obligations of Imperial Sub, Imperial, and (y) a transfer agreement, dated July 15, 2014, referred to as the Transfer Agreement, between Lorillard and Imperial Sub. The transactions pursuant to the Asset Purchase Agreement and Transfer Agreement are collectively referred to as the Divestiture.

In addition, on June 12, 2015, shortly after the completion of the Merger, Lorillard Tobacco merged with and into RJR Tobacco, with RJR Tobacco continuing as the surviving entity (the “Lorillard Tobacco Merger”). On June 12, 2015, Lorillard Tobacco incurred $149 million in transaction costs as a result of consummation of the Merger. Approximately $79 million of these transaction costs had been paid as of June 11, 2015 and are included in prepaid assets. These costs have not been reflected as expenses in the financial statements herein as they were contingent upon the completion of the Merger.

In conjunction with the Merger and the Lorillard Tobacco Merger, the following transactions also occurred immediately upon the markets opening on June 12, 2015:

•	Lorillard accelerated the vesting of all unvested restricted stock awards and recognized approximately $36 million in stock compensation expense. There was no remaining unamortized expense related to these stock compensation awards; and

•	Lorillard Tobacco terminated the commitments of the lenders under the Revolver.

In June 2015, RAI commenced (1) private offers to exchange, referred to as the Exchange Offers, any and all (to the extent held by eligible holders) of the Notes for a series of new RAI senior notes,

referred to as the Exchange Notes, having the same interest payment and maturity dates and interest rate provisions as the corresponding series of Notes, and (2) related consent solicitations, referred to as the Consent Solicitations, of the eligible holders of each series of Notes to amend the Lorillard Tobacco Indenture, with such amendments referred to as the Indenture Amendments.

The Exchange Offers and Consent Solicitations expired on July 10, 2015, referred to as the Expiration Date. Eligible holders who validly tendered, and did not validly withdraw, their Notes in the Exchange Offers (and thereby gave, and did not validly revoke, their consents to the Indenture Amendments) received, upon settlement of the Exchange Offers and Consent Solicitations on July 15, 2015, Exchange Notes in the same principal amount as the Notes tendered therefor plus a consent payment of $2.50 per $1,000 principal amount of Notes tendered. The following table sets forth, as of the Expiration Date, the principal amounts of each series of Notes, in millions, that (1) were validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked) and (2) were not tendered in the Exchange Offers:

Series of Notes	Principal Amount of Notes Outstanding Prior to Exchange Offers	Principal Amount of Notes Tendered in Exchange Offers	Principal Amount of Notes Not Tendered in Exchange Offers
2.300% notes due 2017	$500	$447	$53
3.500% notes due 2016	500	415	85
3.750% notes due 2023	500	474	26
6.875% notes due 2020	750	641	109
7.000% notes due 2041	250	240	10
8.125% notes due 2019	750	669	81
8.125% notes due 2040	250	237	13

	$3,500	$3,123	$377

RJR Tobacco remains the principal obligor of the Notes that were not tendered in the Exchange Offers.

Printed by Donnelley Financial Solutions, 352796

This Site: RAI Portal _v] fl Home Departments Thrive at RAI Policies Key Tools Other Links News Archive New: Reynolds American Inc. announces notice of special meeting of shareholders RAI announces date ofspeciai meeting of shareholders and expected closing date of transaction with British American Tobacco. Click here to read the press release Procurement celebrates Most Valuable Partners with 2016 MVP awards 2016 Sustainability Report now available Sustainable business practices are a source of competitive advantage, saving money and building goodwill. Learn more by reading the 2016 Sustainabilty Report. Pall Mall’s Big Tiny House promotion focuses on ‘More of What Matters’ Recent News Integrated Business Continuity—Prepared for the Unexpected (video and stories) Documents related to potential BAT acquisition are filed RAI continues positive business momentum in the first quarter of2017 Be aware ofglobal ransomware attack Welcome to The Hub Contact us: We welcom e yaur feedback and story suggestions. Send to Kelli Rush or Seth Moskowitz. Please submit any com panyannouncement proposed for The Hub at least one week before proposed posting date. Finding your way around: Use the tabs at the top of the page to navigate the site. This navigation map shows what you’ll find under each tab. Departmental SharePoint sites are underthe Departments tab. Got blood? Share it with someone in needl A blood drive will be held in the Plaza Auditorium on Thursday, June 15, from 9:30 a.m. to 2 p.m. If you’d like to donate, click here to sign up. Vocational/Technical Scholarship Application Now Available! The eligibility and criteria for the Vocational/Technical Scholarships have been updated. Applications are due July 31, 2017, for the upcoming academic (2017-2018) school year Click here for information about the scholarships Click here to apply. Congratulations to 2017 scholarship winners! Check your knowledge — distribution of literature People on the Move and Job openings

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication that are not historical in nature, including financial estimates and statements as to regulatory approvals and the expected timing, completion and effects of the proposed transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this communication and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction, including future financial and operating results, financial forecasts or projections, the combined company’s plans, expectations, beliefs, intentions and future strategies, and other statements that are not historical facts, and other statements that are signified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “predict,” “possible,” “potential,” “could,” “should” and similar expressions. These statements regarding future events or the future performance or results of Reynolds American Inc. (“RAI”) and its subsidiaries or the combined company inherently are subject to a variety of risks, contingencies and other uncertainties that could cause actual results, performance or achievements to differ materially from those described in or implied by the forward-looking statements.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be consummated, or if consummated, could have an adverse effect on the results of operations, cash flows and financial position of RAI or the combined company, respectively, are the following: the failure to satisfy required closing conditions, including the failure to obtain necessary shareholder approvals from British American Tobacco p.l.c. (“BAT”) and RAI shareholders, or complete the proposed transaction in a timely manner or at all; the effect of restrictions placed on RAI’s and its subsidiaries’ business activities, including RAI’s ability to pursue alternatives to the proposed transaction; disruption resulting from the proposed transaction, including the diversion of RAI’s management’s attention from ongoing business concerns; the failure of BAT to successfully integrate RAI into its business and to realize projected synergies and other benefits from the proposed transaction; the uncertainty of the value of the proposed transaction consideration that RAI shareholders will receive in the proposed transaction due to a fixed exchange ratio and fluctuations in the price of BAT American Depositary Shares; the difference in rights provided to RAI shareholders under North Carolina law, the RAI articles of incorporation and the RAI bylaws, as compared to the rights RAI shareholders will obtain as BAT shareholders under the laws of England and Wales and BAT’s governing documents; RAI’s directors and executive officers having interests in the proposed transaction that are different from, or in addition to, the interests of RAI shareholders generally; the potential difficulty retaining key employees and maintaining business relationships, and on operating results and businesses generally; the incurrence of significant pre- and post-transaction costs in connection with the proposed transaction; evolving legal, regulatory and tax regimes; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Discussions of additional risks, contingencies and uncertainties are contained in RAI’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Due to these risks, contingencies and other uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as provided by federal securities laws, RAI is not under any obligation to, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed transaction involving RAI and BAT. In connection with the proposed transaction, BAT has filed with the SEC a registration statement on Form F-4 that includes the proxy statement of RAI that also constitutes a prospectus of BAT. On June 14, 2017, the SEC declared the registration statement effective. RAI commenced mailing the definitive proxy statement/prospectus to holders of RAI common stock on or about June 14, 2017. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHICH WAS ALSO FILED WITH THE SEC ON JUNE 14, 2017, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BAT, RAI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders may obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by RAI and BAT through the SEC’s website at http://www.sec.gov. In addition, investors and shareholders may obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by RAI by contacting RAI Investor Relations at raiinvestorrelations@reynoldsamerican.com or by calling (336) 741-5165 or at RAI’s website at www.reynoldsamerican.com, and may obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by BAT by contacting BAT Investor Relations at batir@bat.com or by calling +44 (0) 20 7845 1000 or at BAT’s website at www.bat.com.

RAI, BAT and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RAI shareholders in respect of the proposed transaction that is described in the proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from RAI shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus filed with the SEC. You may also obtain the documents that RAI files electronically from the SEC’s website at http://www.sec.gov. Information regarding RAI’s directors and executive officers is contained in RAI’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 9, 2017, its Form 10-K/A, which was filed with the SEC on March 20, 2017 and its definitive proxy statement/prospectus, which was filed with the SEC on June 14, 2017. Information regarding BAT’s directors and executive officers is contained in BAT’s Annual Reports, which may be obtained free of charge from BAT’s website at www.bat.com.

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction pursuant to the acquisition, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.